PIMCO
FUNDS

PACIFIC INVESTMENT MANAGEMENT SERIES

SEMI-ANNUAL REPORT SEPTEMBER 30, 2002

Chairman’s Letter

Dear PIMCO Funds Shareholder:

We are pleased to present you with this semi-annual report for PIMCO Funds: Pacific Investment Management Series. During the Trust’s fiscal half year, assets grew by $27.5 billion to finish the six-month period ended September 30, 2002 at $118.9 billion.

We are pleased to announce the addition of the All Asset Fund, which began operations in July 2002. In addition, the CommodityRealReturn Strategy and StocksPLUS Total Return Funds were launched in June 2002. These new Funds will compliment our product offering and broaden the range of investment options available to investors, particularly outside the bond area.

Investors flocked to Treasury bonds during the period amid anxiety about sluggish global growth, the integrity of corporate accounting and governance practices and a potential U.S. war with Iraq. Treasury yields fell as much as 2.28%, with the 10-year yield plunging to 3.59%, its lowest level in more than 40 years. Fueled by the Treasury rally, the broad U.S. bond market, represented by the Lehman Aggregate Bond Index, returned 8.45%, while riskier assets such as stocks and high yield debt continued to struggle.

Growth in Europe was practically non-existent and Japan’s economy remained moribund. That left U.S. consumers, bolstered by the lowest mortgage rates in three decades, zero interest car loans and rising real wages, as the only significant source of demand anywhere in the world. Concern about a so-called “double-dip” recession in the U.S. therefore centered on the risk that weakness in the corporate sector would infect consumer confidence and discourage spending. While unemployment remained relatively low at just under 6%, applications for jobless claims climbed as companies laid off workers to trim costs and boost cash flow.

Such efforts by companies to rehabilitate their credit quality did little to reassure corporate bond investors. The corporate bond market virtually shut down during July, recovered in August but then had another difficult month in September. A stream of bad news from high profile issuers reinforced risk aversion among lenders already bruised by accounting scandals. Negatives included the bankruptcy of U.S. Airways, a rating downgrade at major telecom lender J.P. Morgan Chase, a multi-billion dollar default by Conseco and the potential for energy pipeline firm El Paso to face a myriad of issues tied to the California energy crisis.

On the following pages you will find specific details as to each Fund’s portfolio and total return investment performance including a discussion of those factors that affected investment performance.

We appreciate the trust you have placed in us through your investments, and we will continue to focus our efforts to meet your investment needs. If you have any questions regarding your PIMCO Funds investment, please contact your account manager, or call one of our shareholder associates at 1-800-927-4648. We also invite you to visit our Web site at www.pimcoadvisors.com or our investment manager’s Web site at www.pimco.com.

Sincerely,
Brent R. Harris
Chairman of the Board
October 31, 2002

09.30.02 I PIMCO Funds Semi-Annual Report	1

PIMCO Total Return Fund

FUND CHARACTERISTICS

OBJECTIVE:	FUND INCEPTION DATE:	PORTFOLIO MANAGER:
Seeks maximum total return, consistent with preservation of capital and prudent investment management. PORTFOLIO: Primarily intermediate maturity fixed income securities. DURATION: 4.2 years	Institutional Class: 5/11/1987 Administrative Class: 9/08/1994 TOTAL NET ASSETS: $64.7 billion	William H. Gross TICKER SYMBOLS: Institutional Class: PTTRX Administrative Class: PTRAX

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended September 30, 2002

	6 Months	1 Year	3 Years*	5 Years*	10 Years*	Since Inception*
Total Return Fund Institutional Class	6.88%	7.81%	9.72%	8.25%	8.14%	9.33%
Total Return Fund Administrative Class	6.74%	7.54%	9.45%	7.98%	—	8.53%
Lehman Brothers Aggregate Bond Index	8.45%	8.60%	9.48%	7.83%	7.37%	—
Lipper Intermediate Investment Grade Debt Fund Average	6.52%	6.20%	7.91%	6.51%	6.51%	—

* Annualized (all Portfolio returns are net of fees and expenses)

SECTOR BREAKDOWN*	QUALITY BREAKDOWN*
PORTFOLIO INSIGHTS

•   The Total Return Fund Institutional Class underperformed the Lehman Brothers Aggregate Bond Index for the six-month period ended September 30, 2002, returning 6.88% versus 8.45% for the Index.
•   The Fund held longer than Index duration during the period, which had a positive impact on returns as yields declined sharply. An emphasis on intermediate maturities benefited performance as rates declined most in these maturities.
•   An overweight in mortgages detracted from performance, as the sector lagged Treasuries in a volatile market.
•   A corporate underweight was positive, but security selection of telecom and energy/pipeline issues hurt returns amid concern about weak profits and credit rating downgrades.
•   An allocation to developed non-U.S. bonds, focused on Euro-zone issues, detracted from returns as rates fell further in the U.S. amid the flight to Treasuries.
•   Emerging market bonds were negative amid overall risk aversion and anxiety about Brazil’s presidential election.

* % of Total Investments as of September 30, 2002

CUMULATIVE RETURNS THROUGH SEPTEMBER 30, 2002
$5,000,000 invested at inception

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 6/01/1987, the first full month following the Fund’s Institutional Class inception on 5/11/1987, compared to the Lehman Brothers Aggregate Bond Index, an unmanaged market index. It is not possible to invest directly in the index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 9/08/1994. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. These risks may be enhanced when investing in emerging markets.

2	PIMCO Funds Semi-Annual Report I 9.30.02

PIMCO Total Return Fund II

FUND CHARACTERISTICS

OBJECTIVE:	DURATION:	TOTAL NET ASSETS:
Seeks maximum total return, consistent with preservation of capital and prudent investment management.

PORTFOLIO:
Primarily intermediate maturity fixed income securities with quality and non-U.S. issuer restrictions.
	4.2 years FUND INCEPTION DATE: Institutional Class: 12/30/1991 Administrative Class: 11/30/1994	$2.1 billion PORTFOLIO MANAGER: William H. Gross TICKER SYMBOLS: Institutional Class: PMBIX Administrative Class: PRADX

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended September 30, 2002

	6 Months	1 Year	3 Years*	5 Years*	10 Years*	Since Inception*
Total Return Fund II Institutional Class	7.32%	7.35%	9.75%	8.09%	7.84%	8.12%
Total Return Fund II Administrative Class	7.18%	7.09%	9.48%	7.82%	—	8.72%
Lehman Brothers Aggregate Bond Index	8.45%	8.60%	9.48%	7.83%	7.37%	—
Lipper Intermediate Investment Grade Debt Fund Average	6.52%	6.20%	7.91%	6.51%	6.51%	—

* Annualized (all Portfolio returns are net of fees and expenses)

SECTOR BREAKDOWN*	QUALITY BREAKDOWN*
PORTFOLIO INSIGHTS

•   The Total Return Fund II Institutional Class underperformed the Lehman Brothers Aggregate Bond Index for the six-month period ended September 30, 2002, returning 7.32% versus 8.45% for the Index.
•   The Fund held longer than Index duration during the period, which had a positive impact on returns as yields declined sharply. An emphasis on intermediate maturities benefited performance as rates declined most in these maturities.
•   An overweight in mortgages detracted from performance, as the sector lagged Treasuries in a volatile market.
•   A corporate underweight was positive, but security selection of telecom and energy/pipeline issues hurt returns amid concern about weak profits and credit rating downgrades.

* % of Total Investments as of September 30, 2002

CUMULATIVE RETURNS THROUGH SEPTEMBER 30, 2002
$5,000,000 invested at inception

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 1/01/1992, the first full month following the Fund’s Institutional Class inception on 12/30/1991, compared to the Lehman Brothers Aggregate Bond Index, an unmanaged market index. It is not possible to invest directly in the index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 11/30/1994.

9.30.02 I PIMCO Funds Semi-Annual Report	3

PIMCO Total Return Fund III

FUND CHARACTERISTICS

OBJECTIVE:	DURATION:	TOTAL NET ASSETS:
Seeks maximum total return, consistent with preservation of capital and prudent investment management.

PORTFOLIO:
Primarily intermediate maturity fixed income securities with prohibitions on firms engaged in socially sensitive practices.
	4.6 years FUND INCEPTION DATE: Institutional Class: 5/01/1991 Administrative Class: 4/11/1997	$936.0 million PORTFOLIO MANAGER: William H. Gross TICKER SYMBOLS: Institutional Class: PTSAX Administrative Class: PRFAX

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended September 30, 2002

	6 Months	1 Year	3 Years*	5 Years*	10 Years*	Since Inception*
Total Return Fund III Institutional Class	5.47%	6.68%	8.76%	7.71%	7.89%	8.77%
Total Return Fund III Administrative Class	5.34%	6.35%	8.46%	7.42%	—	8.17%
Lehman Brothers Aggregate Bond Index	8.45%	8.60%	9.48%	7.83%	7.37%	—
Lipper Intermediate Investment Grade Debt Fund Average	6.52%	6.20%	7.91%	6.51%	6.51%	—

* Annualized (all Portfolio returns are net of fees and expenses)

SECTOR BREAKDOWN*	QUALITY BREAKDOWN*
PORTFOLIO INSIGHTS

•   The Total Return Fund III Institutional Class underperformed the Lehman Brothers Aggregate Bond Index for the six-month period ended September 30, 2002, returning 5.47% versus 8.45% for the Index.
•   The Fund held longer than Index duration during the period, which had a positive impact on returns as yields declined sharply. An emphasis on intermediate maturities benefited performance as rates declined most in these maturities.
•   An overweight in mortgages detracted from performance, as the sector lagged Treasuries in a volatile market.
•   A corporate underweight was positive, but security selection of telecom and energy/pipeline issues hurt returns amid concern about weak profits and credit rating downgrades.
•   An allocation to developed non-U.S. bonds, focused on Euro-zone issues, detracted from returns as rates fell further in the U.S. amid the flight to Treasuries.
•   Emerging market bonds were negative amid overall risk aversion and anxiety about Brazil’s presidential election.

* % of Total Investments as of September 30, 2002

CUMULATIVE RETURNS THROUGH SEPTEMBER 30, 2002
$5,000,000 invested at inception

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 5/01/1991, the Fund’s Institutional Class inception date, compared to the Lehman Brothers Aggregate Bond Index, an unmanaged market index. It is not possible to invest directly in the index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 4/11/1997. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. These risks may be enhanced when investing in emerging markets.

4	PIMCO Funds Semi-Annual Report I 09.30.02

PIMCO Moderate Duration Fund

FUND CHARACTERISTICS

OBJECTIVE: Seeks maximum total return, consistent with preservation of capital and prudent investment management. PORTFOLIO: Primarily short and intermediate maturity fixed income securities.	DURATION: 3.9 years FUND INCEPTION DATE: Institutional Class: 12/31/1996	TOTAL NET ASSETS: $879.5 million PORTFOLIO MANAGEMENT TEAM LEAD: William H. Gross TICKER SYMBOL: Institutional Class: PMDRX

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended September 30, 2002

	6 Months	1 Year	3 Years*	5 Years*	Since Inception*
Moderate Duration Fund Institutional Class	5.33%	6.18%	8.71%	7.33%	7.37%
Lehman Brothers Intermediate Government/Corporate Bond Index	8.24%	8.09%	9.04%	7.57%	—
Lipper Short Intermediate Investment Grade Debt Fund Average	5.32%	5.06%	7.32%	6.22%	—

* Annualized (all Portfolio returns are net of fees and expenses)

SECTOR BREAKDOWN*	QUALITY BREAKDOWN*
PORTFOLIO INSIGHTS

•   The Moderate Duration Fund Institutional Class underperformed the Lehman Brothers Intermediate Government/Corporate Bond Index for the six-month period ended September 30, 2002, returning 5.33% versus 8.24% for the Index.
•   Slightly below benchmark duration detracted from performance as yields declined sharply during the period. The Fund’s underweight in intermediate maturities hurt performance as rates fell most in these maturities.
•   An overweight in mortgages detracted from performance, as the sector lagged Treasuries in a volatile market.
•   A corporate underweight was positive, but security selection of telecom and energy/pipeline issues hurt returns amid concern about weak profits and credit rating downgrades.
•   An allocation to developed non-U.S. bonds, focused on Euro-zone issues, detracted from returns as rates fell further in the U.S. amid the flight to Treasuries.
•   Emerging market bonds were negative amid overall risk aversion and anxiety about Brazil’s presidential election.

* % of Total Investments as of September 30, 2002

CUMULATIVE RETURNS THROUGH SEPTEMBER 30, 2002
$5,000,000 invested at inception

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 12/31/1996, the Fund’s Institutional Class inception date, compared to the Lehman Brothers Intermediate Government/Corporate Bond Index, an unmanaged market index. It is not possible to invest directly in the index. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. These risks may be enhanced when investing in emerging markets.

9.30.02 I PIMCO Funds Semi-Annual Report	5

PIMCO Low Duration Fund

FUND CHARACTERISTICS

OBJECTIVE: Seeks maximum total return, consistent with preservation of capital and prudent investment management. PORTFOLIO: Primarily short maturity fixed income securities.	DURATION: 1.7 years FUND INCEPTION DATE: Institutional Class: 5/11/1987 Administrative Class: 1/03/1995	TOTAL NET ASSETS: $8.3 billion PORTFOLIO MANAGER: William H. Gross TICKER SYMBOLS: Institutional Class: PTLDX Administrative Class: PLDAX

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended September 30, 2002

	6 Months	1 Year	3 Years*	5 Years*	10 Years*	Since Inception*
Low Duration Fund Institutional Class	4.47%	5.60%	7.44%	6.64%	6.68%	7.79%
Low Duration Fund Administrative Class	4.34%	5.34%	7.17%	6.37%	—	7.15%
Merrill Lynch 1-3 Year Treasury Index	4.84%	5.64%	7.25%	6.58%	5.96%	—
Lipper Short Investment Grade Debt Fund Average	3.36%	3.59%	6.27%	5.66%	5.48%	—

* Annualized (all Portfolio returns are net of fees and expenses)

SECTOR BREAKDOWN*	QUALITY BREAKDOWN*
PORTFOLIO INSIGHTS

•   The Low Duration Fund Institutional Class shares returned 4.47% for the six months ended September 30, 2002, underperforming the Merrill Lynch 1-3 Year Treasury Index return of 4.84%.
•   The Fund maintained an above-benchmark duration for most of the period, which enhanced performance as yields fell across the maturity spectrum.
•   The Fund’s broader-than-Index maturity distribution had a positive impact as yields fell most in five maturities that were outside the Index.
•   An emphasis on mortgage-backed securities was positive for performance as mortgages outperformed Treasuries.
•   Corporate exposure, especially telecom and energy/pipeline holdings, continued to detract from returns amid concern about weak profits and credit rating downgrades.
•   A limited amount of high yield holdings were negative for performance, as these issues suffered from anxiety about weak profits and corporate scandals.
•   Emerging market bonds were negative amid overall risk aversion and anxiety about Brazil’s presidential election.
•   An allocation to developed non-U.S. bonds, focused on Eurozone issues, detracted modestly from returns as rates fell further in the U.S. amid the flight to Treasuries.

* % of Total Investments as of September 30, 2002

CUMULATIVE RETURNS THROUGH SEPTEMBER 30, 2002
$5,000,000 invested at inception

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 6/01/1987, the first full month following the Fund’s Institutional Class inception on 5/11/1987, compared to the Merrill Lynch 1-3 Year Treasury Index, an unmanaged market index. It is not possible to invest directly in the index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 1/03/1995. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. These risks may be enhanced when investing in emerging markets.

6	PIMCO Funds Semi-Annual Report I 9.30.02

PIMCO Low Duration Fund II

FUND CHARACTERISTICS

OBJECTIVE:
Seeks maximum total return, consistent with preservation of capital and prudent investment management.

PORTFOLIO:
Primarily short maturity fixed income securities with quality and non-U.S. issuer restrictions.
DURATION: 1.5 years FUND INCEPTION DATE: Institutional Class: 10/31/1991 Administrative Class: 2/02/1998	TOTAL NET ASSETS: $487.3 million PORTFOLIO MANAGER: William H. Gross TICKER SYMBOLS: Institutional Class: PLDTX Administrative Class: PDFAX

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended September 30, 2002

	6 Months	1 Year	3 Years*	5 Years*	10 Years*	Since Inception*
Low Duration Fund II Institutional Class	4.87%	5.35%	7.57%	6.60%	6.29%	6.54%
Low Duration Fund II Administrative Class	4.74%	5.08%	7.32%	—	—	6.21%
Merrill Lynch 1-3 Year Treasury Index	4.84%	5.64%	7.25%	6.58%	5.96%	—
Lipper Short Investment Grade Debt Fund Average	3.36%	3.59%	6.27%	5.66%	5.48%	—

* Annualized (all Portfolio returns are net of fees and expenses)

SECTOR BREAKDOWN*	QUALITY BREAKDOWN*
PORTFOLIO INSIGHTS

•   The Low Duration Fund II Institutional Class shares returned 4.87% for the six months ended September 30, 2002, outperforming the Merrill Lynch 1-3 Year Treasury Index return of 4.84%.
•   The Fund maintained an above-benchmark duration for most of the period, which enhanced performance as yields fell across the maturity spectrum.
•   The Fund’s broader-than-Index maturity distribution had a positive impact as yields fell most in five maturities that were outside the Index.
•   An emphasis on mortgage-backed securities was positive for performance as mortgages outperformed Treasuries.
•   Corporate exposure, especially telecom and energy/pipeline holdings, continued to detract from returns amid concern about weak profits and credit rating downgrades.

* % of Total Investments as of September 30, 2002

CUMULATIVE RETURNS THROUGH SEPTEMBER 30, 2002
$5,000,000 invested at inception

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 10/31/1991, the Fund’s Institutional Class inception date, compared to the Merrill Lynch 1-3 Year Treasury Index, an unmanaged market index. It is not possible to invest directly in the index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annual basis. The Administrative Class commenced operations on 2/02/1998.

9.30.02 I PIMCO Funds Semi-Annual Report	7

PIMCO Low Duration Fund III

FUND CHARACTERISTICS

OBJECTIVE:
Seeks maximum total return, consistent with preservation of capital and prudent investment management.

PORTFOLIO:
Primarily short maturity fixed income securities with prohibitions on firms engaged in socially sensitive practices.
DURATION: 1.7 years FUND INCEPTION DATE: Institutional Class: 12/31/1996 Administrative Class: 3/19/1999	TOTAL NET ASSETS: $47.9 million PORTFOLIO MANAGER: William H. Gross TICKER SYMBOLS: Institutional Class: PLDIX Administrative Class: N/A

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended September 30, 2002

	6 Months	1 Year	3 Years*	5 Years*	Since Inception*
Low Duration Fund III Institutional Class	4.90%	6.16%	7.34%	6.52%	6.58%
Low Duration Fund III Administrative Class	4.77%	5.90%	7.08%	—	6.37%
Merrill Lynch 1-3 Year Treasury Index	4.84%	5.64%	7.25%	6.58%	—
Lipper Short Investment Grade Debt Fund Average	3.36%	3.59%	6.27%	5.66%	—

* Annualized (all Portfolio returns are net of fees and expenses)

SECTOR BREAKDOWN*	QUALITY BREAKDOWN*
PORTFOLIO INSIGHTS

•   The Low Duration Fund III Institutional Class shares returned 4.90% for the six months ended September 30, 2002, outperforming the Merrill Lynch 1-3 Year Treasury Index return of 4.84%.
•   The Fund maintained an above-benchmark duration for most of the period, which enhanced performance as yields fell across the maturity spectrum.
•   The Fund’s broader-than-Index maturity distribution had a positive impact as yields fell most in five maturities that were outside the Index.
•   An emphasis on mortgage-backed securities was positive for performance as mortgages outperformed Treasuries.
•   Corporate exposure, especially telecom and energy/pipeline holdings, continued to detract from returns amid concern about weak profits and credit rating downgrades.
•   A small number of high yield holdings were negative, suffering from anxiety about weak profits and corporate scandals.
•   Emerging market bonds were negative amid overall risk aversion and anxiety about Brazil’s presidential election.
•   An allocation to developed non-U.S. bonds, focused on Eurozone issues, detracted modestly from returns as rates fell further in the U.S. amid the flight to Treasuries.

* % of Total Investments as of September 30, 2002

CUMULATIVE RETURNS THROUGH SEPTEMBER 30, 2002
$5,000,000 invested at inception

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 12/31/1996, the Fund’s Institutional Class inception date, compared to the Merrill Lynch 1-3 Year Treasury Index, an unmanaged market index. It is not possible to invest directly in the index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 3/19/1999. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. These risks may be enhanced when investing in emerging markets.

8	PIMCO Funds Semi-Annual Report I 9.30.02

PIMCO Short-Term Fund

FUND CHARACTERISTICS

OBJECTIVE:	DURATION:	PORTFOLIO MANAGER:
Seeks maximum current income, consistent with preservation of capital and daily liquidity.	0.8 years	Paul A. McCulley
	FUND INCEPTION DATE:	TICKER SYMBOLS:
PORTFOLIO:	Institutional Class: 10/07/1987	Institutional Class: PTSHX
Primarily money market instruments and short maturity fixed income securities.	Administrative Class: 2/01/1996	Administrative Class: PSFAX
TOTAL NET ASSETS:
$2.8 billion

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended September 30, 2002

	6 Months	1 Year	3 Years*	5 Years*	10 Years*	Since Inception*
Short-Term Fund Institutional Class	0.92%	2.10%	5.22%	5.30%	5.59%	6.18%
Short-Term Fund Administrative Class	0.80%	1.84%	4.96%	5.05%	—	5.45%
Salomon 3-Month Treasury Bill Index	0.87%	1.97%	4.19%	4.49%	4.55%	—
Lipper Ultra-Short Obligations Fund Average	1.57%	2.50%	5.03%	5.04%	4.93%	—

* Annualized (all Portfolio returns are net of fees and expenses)

SECTOR BREAKDOWN*	QUALITY BREAKDOWN*
PORTFOLIO INSIGHTS

•   The Short-Term Fund Institutional Class shares returned 0.92% for the six-month period ended September 30, 2002, outperforming the Salomon 3-Month Treasury Bill Index return of 0.87%.
•   A longer duration relative to the benchmark boosted returns as interest rates fell.
•   A mortgage overweight was modestly positive as the benefits of mortgages’ high yields offset market volatility.
•   Corporate exposure, especially telecom and energy/pipeline holdings, continued to detract from returns amid concern about weak profits and credit rating downgrades.
•   Emerging market bonds were negative amid overall risk aversion and anxiety about Brazil’s presidential election.
•   An allocation to the Eurozone detracted from returns as rates fell further in the U.S. amid the flight to Treasuries.
•   Asset-backed bonds boosted performance as their strong collateral protection kept credit premiums stable amid volatile markets.

* % of Total Investments as of September 30, 2002

CUMULATIVE RETURNS THROUGH SEPTEMBER 30, 2002
$5,000,000 invested at inception

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 11/01/1987, the first full month following the Fund’s Institutional Class inception on 10/07/1987, compared to the Salomon 3-Month Treasury Bill Index, an unmanaged market index. It is not possible to invest directly in the index. Whereas money market funds attempt to maintain a stable share price, the Short-Term Fund’s share price will fluctuate in response to market conditions. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 2/01/1996. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. These risks may be enhanced when investing in emerging markets.

9.30.02 I PIMCO Funds Semi-Annual Report	9

PIMCO Money Market Fund

FUND CHARACTERISTICS

OBJECTIVE: Seeks maximum current income, consistent with preservation of capital and daily liquidity. PORTFOLIO: Primarily money market instruments. DURATION: 25.6 days	FUND INCEPTION DATE: Institutional Class: 3/01/1991 Administrative Class: 1/25/1995 TOTAL NET ASSETS: $402.7 million	PORTFOLIO MANAGER: Paul A. McCulley TICKER SYMBOLS: Institutional Class: PMIXX Administrative Class: PMAXX

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended September 30, 2002

	7-Day Yield	30-Day Yield	6 Months	1 Year	3 Years*	5 Years*	10 Years*	Since Inception*
Money Market Fund Institutional Class	1.45%	1.47%	0.77%	1.73%	4.22%	4.58%	4.56%	4.57%
Money Market Fund Administrative Class	1.20%	1.23%	0.65%	1.47%	3.96%	4.34%	—	4.67%
Salomon 3-Month Treasury Bill Index	—	—	0.87%	1.97%	4.19%	4.49%	4.55%	—
Lipper Institutional Money Market Fund Average	—	—	0.76%	1.74%	4.19%	4.59%	4.61%	—

* Annualized (all Portfolio returns are net of fees and expenses)

SECTOR BREAKDOWN*	QUALITY BREAKDOWN*
PORTFOLIO INSIGHTS

•   The Money Market Fund Institutional Class shares returned 0.77% for the six-month period ended September 30, 2002, underperforming the Salomon 3-Month Treasury Bill Index return of 0.87%.
•   The Fund, which has a Aaa money market fund rating by Moody’s Investors Service, emphasizes high quality commercial paper, shorter-term agency and high quality corporate debt issues due to strong liquidity, attractive yields and limited credit risks.
•   High quality (A1/P1) commercial paper yields fell approximately 0.20% for three-month maturities, reflecting continued sluggish economic growth.
•   Three-month commercial paper yields relative to Treasuries widened by 0.04% to approximately 0.20% on September 30.
•   Seven-day and thirty-day SEC yields of 1.45% and 1.47%, respectively, at quarter-end are competitive with yields on similar duration portfolios.

* % of Total Investments as of September 30, 2002

CUMULATIVE RETURNS THROUGH SEPTEMBER 30, 2002
$5,000,000 invested at inception

Past performance is no guarantee of future results. Yields are computed by SEC-prescribed calculations and are subject to change. The line graph above assumes the investment of $5,000,000 on 3/01/1991, the Fund’s Institutional Class inception date, compared to the Salomon 3-Month Treasury Bill Index, an unmanaged market index. It is not possible to invest directly in the index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 1/25/1995. An investment in the Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other U.S. Government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. If there is a material difference between the quoted total return and the quoted current yield, the yield quotation more closely reflects the current earnings of the Money Market Fund than the total return quotation.

10	PIMCO Funds Semi-Annual Report I 9.30.02

PIMCO Long-Term U.S. Government Fund

FUND CHARACTERISTICS

OBJECTIVE: Seeks maximum total return, consistent with preservation of capital and prudent investment management. PORTFOLIO: Primarily long-term maturity fixed income securities. .	DURATION: 11.0 years FUND INCEPTION DATE: Institutional Class: 7/01/1991 Administrative Class: 9/23/1997	TOTAL NET ASSETS: $874.1 million PORTFOLIO MANAGER: James M. Keller TICKER SYMBOLS: Institutional Class: PGOVX Administrative Class: PLGBX

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended September 30, 2002

	6 Months	1 Year	3 Years*	5 Years*	10 Years*	Since Inception*
Long-Term U.S. Government Fund Institutional Class	19.25%	15.45%	13.77%	10.71%	10.24%	11.68%
Long-Term U.S. Government Fund Administrative Class	19.10%	15.15%	13.48%	10.43%	—	10.34%
Lehman Long-Term Treasury Index	18.78%	14.51%	12.75%	10.07%	9.47%	—
Lipper General U.S. Government Fund Average	9.33%	8.21%	8.81%	7.07%	6.52%	—

* Annualized (all Portfolio returns are net of fees and expenses)

SECTOR BREAKDOWN*	QUALITY BREAKDOWN*	PORTFOLIO INSIGHTS

•   The Long-Term U.S. Government Fund Institutional Class outperformed its benchmark for the six months ended September 30, 2002, returning 19.25% versus 18.78% for the Lehman Long-Term Treasury Index.
•   The Fund’s below-benchmark duration was negative for returns as rates fell.
•   Exposure to short and intermediate maturities relative to the long duration Index was positive as these rates rallied significantly.
•   Emphasis on mortgages via high quality Agency pass-throughs and non-Agency CMO’s was slightly negative on a duration-adjusted basis as market volatility offset the benefits of mortgages’ high yields.
•   A modest allocation to longer maturity Agency debentures detracted from returns as this sector widened over concerns about asset and liability mismatches at Fannie Mae.
•   Moderate holdings of real return bonds helped returns, outperforming comparable Treasuries as real yields plunged.

* % of Total Investments as of September 30, 2002 CUMULATIVE RETURNS THROUGH SEPTEMBER 30, 2002 $5,000,000 invested at inception

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 7/01/1991, the Fund’s Institutional Class inception date, compared to the Lehman Long-Term Treasury Index, an unmanaged market index. It is not possible to invest directly in the index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annual basis. The Administrative Class commenced operations on 9/23/1997.

9.30.02 I PIMCO Funds Semi-Annual Report	11

PIMCO Investment Grade Corporate Bond Fund

FUND CHARACTERISTICS

OBJECTIVE:	DURATION:	PORTFOLIO MANAGERS:
Seeks maximum total return, consistent with preservation of capital and prudent investment management. PORTFOLIO: Primarily corporate fixed income securities.	4.2 years FUND INCEPTION DATE: Institutional Class: 4/28/2000 Administrative Class: 9/30/2002 TOTAL NET ASSETS: $11.1 million	Chris P. Dialynas Shannon M. Bass TICKER SYMBOLS: Institutional Class: PIGIX Administrative Class: N/A

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended September 30, 2002

	6 Months	1 Year	Since Inception*
Investment Grade Corporate Bond Fund Institutional Class	5.22%	7.54%	10.96%
Lehman Brothers Credit Investment Grade Index	7.51%	8.18%	—
Lipper Intermediate Investment Grade Debt Fund Average	6.52%	6.20%	—

* Annualized (all Portfolio returns are net of fees and expenses)

SECTOR BREAKDOWN*	QUALITY BREAKDOWN*
PORTFOLIO INSIGHTS

•   The Investment Grade Corporate Bond Fund returned 5.22% for the semi-annual period ended September 30, 2002, compared to 7.51% for the Lehman Brothers Credit Investment Grade Index.
•   An underweight to AA-rated issues and an overweight to the BBB-rated sector detracted from returns as higher quality issues outperformed amidst a flight to safety.
•   Overweighting telecommunications and energy sectors detracted from returns due to growing concerns about weak profits and credit rating downgrades.
•   Underweighting consumer cyclicals, specifically home construction, was a negative as low interest rates continued to drive this sector.
•   Within the transportation sector, security selection added to relative returns as a focus on secured bonds was a positive during a period when the troubled airlines industry caused this sector to significantly underperform.
•   Small allocations to Treasury securities added to performance as these sectors outperformed corporate bonds on a like-duration basis.
•   Emerging market bonds were negative amid overall risk aversion and anxiety about Brazil’s presidential election.

* % of Total Investments as of September 30, 2002

CUMULATIVE RETURNS THROUGH SEPTEMBER 30, 2002
$5,000,000 invested at inception

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 5/01/2000, the first full month following the Fund’s Institutional Class inception on 4/28/2000, compared to the Lehman Brothers Credit Investment Grade Index, an unmanaged market index. It is not possible to invest directly in the index. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. These risks may be enhanced when investing in emerging markets.

12	PIMCO Funds Semi-Annual Report I 9.30.02

PIMCO High Yield Fund

FUND CHARACTERISTICS

OBJECTIVE: Seeks maximum total return, consistent with preservation of capital and prudent investment management. PORTFOLIO: Primarily higher yielding fixed income securities. DURATION: 3.6 years	FUND INCEPTION DATE: Institutional Class: 12/15/1992 Administrative Class: 1/16/1995 TOTAL NET ASSETS: $3.7 billion	PORTFOLIO MANAGERS: Benjamin L. Trosky Raymond G. Kennedy TICKER SYMBOLS: Institutional Class: PHIYX Administrative Class: PHYAX

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended September 30, 2002

	6 Months	1 Year	3 Years*	5 Years*	Since Inception*
High Yield Fund Institutional Class	-9.00%	-5.36%	-1.03%	1.29%	7.00%
High Yield Fund Administrative Class	-9.11%	-5.58%	-1.27%	1.04%	5.90%
Lehman Brothers Intermediate BB U.S. High Yield Index	-7.82%	-1.17%	2.93%	3.44%	—
Merrill Lynch U.S. High Yield BB-B Rated Index	-8.44%	-1.57%	-1.40%	0.60%	—
Lipper High Current Yield Fund Average	-8.10%	-2.17%	-3.83%	-2.30%	—

* Annualized (all Portfolio returns are net of fees and expenses)

SECTOR BREAKDOWN*	QUALITY BREAKDOWN*
PORTFOLIO INSIGHTS

•   The High Yield Fund Institutional Class shares returned –9.00% for the semi-annual period ended September 30, 2002, compared to –8.44% for the Merrill Lynch U.S. High Yield BB-B Rated Index.
•   The Fund’s exposure to BBB rated issues helped relative returns as these issues significantly outperformed the lower quality tiers.
•   Emphasizing large-cap telecom and energy pipeline companies detracted from returns amid concern about weak profits and credit rating downgrades.
•   An underweight to the transportation sector and a focus on secured EETCs added to returns as the troubled airline industry caused this sector to significantly underperform.
•   Underweighting the gaming sector was negative for performance; despite rich valuations, these credits performed well during a market sell-off.
•   Modest holdings of emerging market bonds were negative amid overall risk aversion and anxiety about Brazil’s presidential election.

* % of Total Investments as of September 30, 2002

CUMULATIVE RETURNS THROUGH SEPTEMBER 30, 2002
$5,000,000 invested at inception

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 1/01/1993, the first full month following the Fund’s Institutional Class inception on 12/15/1992, compared to the Lehman Brothers Intermediate BB U.S. High Yield Index and the Merrill Lynch U.S. High Yield BB-B Rated Index, each an unmanaged market index. It is not possible to invest directly in the indexes. The Fund changed its benchmark index because the Merrill Lynch U.S. High Yield BB-B Rated Index more closely reflects the universe of securities in which the Fund invests. The index’s performance numbers prior to 12/31/1996 represent returns of the Merrill Lynch U.S. High Yield BB-B Rated Cash Pay Index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 1/16/1995. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. These risks may be enhanced when investing in emerging markets. The investments made by the High Yield Fund may involve high risk and may have speculative characteristics.

9.30.02 I PIMCO Funds Semi-Annual Report	13

PIMCO Total Return Mortgage Fund

FUND CHARACTERISTICS

OBJECTIVE:
Seeks maximum total return, consistent with preservation of capital and prudent investment management.

PORTFOLIO:
Primarily short and intermediate maturity mortgage-related fixed income securities.
DURATION: 1.5 years FUND INCEPTION DATE: Institutional Class: 7/31/1997 Administrative Class: 12/13/2001	TOTAL NET ASSETS: $202.7 million PORTFOLIO MANAGER: W. Scott Simon TICKER SYMBOLS: Institutional Class: PTRIX Administrative Class: N/A

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended September 30, 2002

	6 Months	1 Year	3 Years*	5 Years*	Since Inception
Total Return Mortgage Fund Institutional Class	6.70%	8.54%	10.29%	8.57%	8.63%*
Total Return Mortgage Fund Administrative Class	6.57%	—	—	—	8.04%
Lehman Brothers Mortgage Index	6.23%	7.35%	9.01%	7.55%	—
Lipper U.S. Mortgage Fund Average	6.16%	6.92%	8.26%	6.73%	—

* Annualized (all Portfolio returns are net of fees and expenses)

SECTOR BREAKDOWN*	QUALITY BREAKDOWN*
PORTFOLIO INSIGHTS

•   The Total Return Mortgage Fund Institutional Class outperformed the Lehman Brothers Mortgage Index for the six-month period ended September 30, 2002, returning 6.70%, versus 6.23% for the Index.
•   The Fund has outperformed the Lehman Mortgage Index by 1.19% for the 12-month period ended September 30, 2002.
•   The Fund’s greater-than-benchmark duration during the recent quarter contributed positively as rates declined across the maturity spectrum.
•   GNMA II ARMs continued to add to returns by providing attractive yields relative to their short durations.
•   A focus on the 15-Year FNMA sector added to returns as investors preferred the relatively stable cash flows offered by these securities.
•   Enhanced prepayment protection found in lower coupon issues helped returns as rates fell.

* % of Total Investments as of September 30, 2002

CUMULATIVE RETURNS THROUGH SEPTEMBER 30, 2002
$5,000,000 invested at inception

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 7/31/1997, the Fund’s Institutional Class inception date, compared to the Lehman Brothers Mortgage Index, an unmanaged market index. It is not possible to invest directly in the index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 12/13/2001.

14	PIMCO Funds Semi-Annual Report I 9.30.02

PIMCO GNMA Fund

FUND CHARACTERISTICS

OBJECTIVE:	DURATION:	PORTFOLIO MANAGER:
Seeks maximum total return, consistent with preservation of capital and prudent investment management.

PORTFOLIO:
Primarily short and intermediate maturity mortgage-related fixed income securities issued by the Government National Mortgage Association.
	1.5 years FUND INCEPTION DATE: Institutional Class: 7/31/1997 TOTAL NET ASSETS: $237.9 million	W. Scott Simon TICKER SYMBOL: Institutional Class: PDMIX

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended September 30, 2002

	6 Months	1 Year	3 Years*	5 Years*	Since Inception*
GNMA Fund Institutional Class	6.39%	7.97%	10.22%	8.43%	8.61%
Lehman Brothers GNMA Index	6.05%	7.38%	8.98%	7.51%	—
Lipper GNMA Fund Average	6.29%	6.81%	8.22%	6.70%	—

* Annualized (all Portfolio returns are net of fees and expenses)

SECTOR BREAKDOWN*	QUALITY BREAKDOWN*
PORTFOLIO INSIGHTS

•   The GNMA Fund outperformed the Lehman Brothers GNMA Index for the six-month period ended September 30, 2002, returning 6.39%, versus 6.05% for the Index.
•   The Fund has outperformed the Lehman Index by 0.59% for the 12-month period ended September 30, 2002.
•   The Fund’s greater-than-benchmark duration in the recent quarter contributed positively as rates declined across the maturity spectrum.
•   The broader-than-Index security selection helped increase performance.
•   Select CMO holdings boosted returns by providing protection against increases in prepayment rates, as well as providing low duration vehicles that augmented the yield of the portfolio.
•   The focus in 6.0% and 6.5% coupons helped returns as lower coupons outpaced higher coupons by a large margin.
•   Holding Eurodollar futures helped returns as short-term rates declined.

* % of Total Investments as of September 30, 2002

CUMULATIVE RETURNS THROUGH SEPTEMBER 30, 2002
$5,000,000 invested at inception

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 7/31/1997, the Fund’s Institutional Class inception date, compared to the Lehman Brothers GNMA Index, an unmanaged market index. It is not possible to invest directly in the index.

9.30.02 I PIMCO Funds Semi-Annual Report	15

PIMCO Real Return Fund

FUND CHARACTERISTICS

OBJECTIVE: Seeks maximum real return, consistent with preservation of real capital and prudent investment management. PORTFOLIO: Primarily inflation-indexed fixed income securities.	DURATION: 6.0 years FUND INCEPTION DATE: Institutional Class: 1/29/1997 Administrative Class: 4/28/2000	TOTAL NET ASSETS: $6.6 billion PORTFOLIO MANAGER: John B. Brynjolfsson TICKER SYMBOLS: Institutional Class: PRRIX Administrative Class: PARRX

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended September 30, 2002

	6 Months	1 Year	3 Years*	5 Years*	Since Inception*
Real Return Fund Institutional Class	14.41%	14.54%	12.83%	10.02%	9.30%
Real Return Fund Administrative Class	14.27%	14.25%	—	—	12.98%
Lehman Global Real: U.S. TIPS Index	14.25%	14.69%	12.29%	8.79%	—
Lipper Intermediate U.S. Treasury Fund Average	13.30%	12.19%	10.75%	8.28%	—

*  Annualized (all Portfolio returns are net of fees and expenses)

SECTOR BREAKDOWN*	QUALITY BREAKDOWN*
PORTFOLIO INSIGHTS

•   For the six months ended September 30, 2002, the Institutional Class shares of the Real Return Fund returned 14.41%, versus 14.25% for the Lehman Global Real: U.S. TIPS Index.
•   Intermediate yields dropped by about 1.81%, while long term yields dropped by only 1.16%, as Fed accommodation affected short term rates more than long term inflation expectations.
•   For the six months, real yields decreased by 1.16%, compared to 1.81% for conventional U.S. Treasury issues of similar maturities.
•   Breakeven inflation, defined as the difference between a real yield on a TIPS and a nominal yield on a Treasury of the same maturity, was 1.53% at September 30, 2002 for the 10-year maturity. This compares to a breakeven yield of 2.09% on March 31, 2002. The 12-month CPI-U change as of September 30, 2002 was 1.51%.
•   The effective duration of the Fund was 5.98 years on September 30, 2002, compared to a duration of 5.96 years for the benchmark.
•   The weighted average credit quality of the Fund was AAA as of September 30, 2002.
•   The Fund’s duration was longer than the benchmark for most of the six-month period, which was positive for performance as real yields dropped.
•   The Fund maintained a modest barbell strategy for much of the period, which was negative for performance compared to the benchmark.
•   A position in Eurodollar futures, reflecting anticipated accommodation by the Fed early in the six-month period was a positive for performance.
•   Modest allocations to corporate bonds were a negative for performance, as yield premiums increased for corporates.
•   The average real yield of the U.S. TIPS index was 3.90% on September 30. To this is added the CPI accruals in order to calculate inflation-adjusted yields.

* % of Total Investments as of September 30, 2002

CUMULATIVE RETURNS THROUGH SEPTEMBER 30, 2002
$5,000,000 invested at inception

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 2/01/1997, the first full month following the Fund’s Institutional Class inception date on 1/29/1997, compared to the Lehman Global Real: U.S. TIPS Index, an unmanaged market index, formerly the Lehman Brothers Inflation Linked Treasury Index. It is not possible to invest directly in the index. The index’s performance numbers prior to 10/31/1997 represent returns of the Lehman Inflation Notes Indexes. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 4/28/2000. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. These risks may be enhanced when investing in emerging markets. Treasury Inflation Protected Securities (TIPS) are guaranteed by the U.S. government (for timely payment of principal and interest); however, the shares of the Fund are not.

16	PIMCO Funds Semi-Annual Report I 9.30.02

PIMCO Real Return Fund II

FUND CHARACTERISTICS

OBJECTIVE:	DURATION: 6.0 years	TOTAL NET ASSETS:
Seeks maximum real return, consistent with preservation of real capital and prudent investment management.		$18.5 million

	FUND INCEPTION DATE: Institutional Class: 2/28/2002	PORTFOLIO MANAGER:
John B. Brynjolfsson
PORTFOLIO: Primarily inflation-indexed fixed income securities with quality and non-U.S. currency restrictions.
TICKER SYMBOL: Institutional Class: PIRRX

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended September 30, 2002

	6 Months	1 Year	Since Inception*
Real Return Fund II Institutional Class	14.77%	—	14.51%
Lehman Global Real: U.S. Tips Index	14.25%	—	—
Lipper Intermediate U.S. Treasury Fund Average	13.30%	—	—

* Annualized (all Portfolio returns are net of fees and expenses)

SECTOR BREAKDOWN*	QUALITY BREAKDOWN*
PORTFOLIO INSIGHTS

•   For the six months ended September 30, 2002, the Institutional Class shares of the Real Return Fund II returned 14.77%, versus 14.25% for the Lehman Global Real: U.S. TIPS Index.
•   Intermediate yields dropped by about 1.81%, while long term yields dropped by only 1.16%, as Fed accommodation affected short term rates more than long term inflation expectations.
•   For the six month period, real yields decreased by 1.16%, compared to 1.81% for conventional U.S. Treasury issues of similar maturities.
•   Breakeven inflation, defined as the difference between a real yield on a TIPS and a nominal yield on a Treasury of the same maturity, was 1.53% at September 30, 2002 for the 10-year maturity. This compares to a breakeven yield of 2.09% on March 31, 2002. The 12-month CPI-U change as of September 30, 2002 was 1.51%.
•   The effective duration of the Fund was 6.04 years on September 30, 2002, compared to a duration of 5.96 years for the benchmark.
•   The weighted average credit quality of the Fund was AAA as of September 30, 2002.
•   The Fund’s duration was longer than the benchmark for most of the six-month period, which was positive for performance as real yields dropped.
•   The Fund maintained a modest barbell strategy for most of the period, which was negative for performance compared to the benchmark.
•   The average real yield of the U.S. TIPS index was 3.90% on September 30. To this is added the CPI accruals in order to calculate inflation-adjusted yields.

* % of Total Investments as of September 30, 2002

CUMULATIVE RETURNS THROUGH SEPTEMBER 30, 2002
$5,000,000 invested at inception

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 3/01/2002, the first full month following the Fund’s Institutional Class inception on 2/28/2002, compared to the Lehman Global Real: U.S. TIPS Index. It is not possible to invest directly in the index. Treasury Inflation Protected Securities (TIPS) are guaranteed by the U.S. government (for timely payment of principal and interest); however, the shares of the Fund are not.

9.30.02 I PIMCO Funds Semi-Annual Report	17

PIMCO Real Return Asset Fund

FUND CHARACTERISTICS

OBJECTIVE:	DURATION:	TOTAL NET ASSETS:
Seeks maximum real return, consistent with prudent investment management. PORTFOLIO: Primarily inflation-indexed fixed income securities.	10.4 years FUND INCEPTION DATE: Institutional Class: 11/12/2001	$30.6 million PORTFOLIO MANAGER: John B. Brynjolfsson TICKER SYMBOL: Institutional Class: PRAIX

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended September 30, 2002

	6 Months	1 Year	Since Inception*
Real Return Asset Fund Institutional Class	20.36%	—	14.98%
Lehman U.S. Treasury Inflation Notes 10+ Years Index	19.54%	—	—
Barclay’s 10+ Year U.S. TIPS Index	19.57%	—	—
Lipper Intermediate U.S. Treasury Fund Average	13.30%	—	—

* Annualized (all Portfolio returns are net of fees and expenses)

SECTOR BREAKDOWN*	QUALITY BREAKDOWN*
PORTFOLIO INSIGHTS

•   For the six months ended September 30, 2002, the Institutional Class shares of the Real Return Asset Fund returned 20.36%, versus 19.57% for the Barclay’s 10+ Year U.S. TIPS Index.
•   Intermediate yields dropped by about 1.81%, while long term yields dropped by only 1.16%, as Fed accommodation affected short term rates more than long term inflation expectations.
•   For the six months, real yields decreased by 1.16%, compared to 1.81% for conventional U.S. Treasury issues of similar maturities.
•   Breakeven inflation, defined as the difference between a real yield on a TIPS and a nominal yield on a Treasury of the same maturity, was 1.53% at September 30, 2002 for the 10-year maturity. This compares to a breakeven yield of 2.09% on March 31, 2002. The 12-month CPI-U change as of September 30, 2002 was 1.51%.
•   The effective duration of the Fund was 10.44 years on September 30, 2002, compared to a duration of 10.50 years for the benchmark.
•   The weighted average credit quality of the Fund was AAA as of September 30, 2002.
•   The Fund’s duration was longer than the benchmark for most of the six-month period, which was positive for performance as real yields dropped.
•   The Fund maintained a modest bulleted strategy for most of the period, which was positive for performance compared to the benchmark.
•   Modest allocations to corporate bonds were a negative for performance, as yield premiums increased for corporates.
•   The average real yield of the U.S. TIPS index was 3.90% on September 30. To this is added the CPI accruals in order to calculate inflation-adjusted yields.

* % of Total Investments as of September 30, 2002

CUMULATIVE RETURNS THROUGH SEPTEMBER 30, 2002
$5,000,000 invested at inception

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 12/01/2001, the first full month following the Fund’s Institutional Class inception date on 11/12/2001, compared to the Lehman U.S. Treasury Inflation Notes 10+ Years Index and Barclay’s 10+ Year U.S. TIPS Index, each an unmanaged market index. It is not possible to invest directly in the indexes. The Fund changed its benchmark index because the Barclay’s 10+ Year U.S. TIPS Index more closely reflects the universe of securities in which the Fund invests. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. These risks may be enhanced when investing in emerging markets. Treasury Inflation Protected Securities (TIPS) are guaranteed by the U.S. government (for timely payment of principal and interest); however, the shares of the Fund are not.

18	PIMCO Funds Semi-Annual Report I 9.30.02

PIMCO CommodityRealReturn Strategy Fund

FUND CHARACTERISTICS

OBJECTIVE:	DURATION:	TOTAL NET ASSETS:
Seeks maximum real return consistent with prudent investment management. PORTFOLIO: Primarily commodity-linked derivatives backed by a portfolio of inflation-indexed and other fixed income securities.	5.9 years FUND INCEPTION DATE: Institutional Class: 6/28/2002	$5.0 billion PORTFOLIO MANAGER: John B. Brynjolfsson TICKER SYMBOL: Institutional Class: N/A

SECTOR BREAKDOWN*	QUALITY BREAKDOWN*
PORTFOLIO INSIGHTS

•   For the three months since its inception on June 28, 2002, the CommodityRealReturn Strategy Fund returned 17.86%, strongly outperforming the 6.81% return of the benchmark Dow Jones-AIG Commodity Index Total Return, an unmanaged market index.
•   The Fund invested the collateral backing its commodity derivatives positions primarily in TIPS, implementing a “double real”TM strategy.
•   The primary source of outperformance was that TIPS outperformed the T-Bill rate embedded in the benchmark.
•   The TIPS exposure in the Fund was kept at a duration close to the Lehman Brothers Global Real: U.S. TIPS Index.
•   The Fund kept its commodity exposure at benchmark levels.
•   For the three month period, the primary driver of returns of the Index was an increase in energy prices. Natural gas returns were positive due to hot weather increasing air conditioning demand. Crude oil prices were higher due to market tightness and worries about war in the Middle East.
•   Grain prices, which comprise about 20% of the Index, benefited from drought, which reduced expectations of crop yields.

* % of Total Investments as of September 30, 2002

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. Treasury Inflation Protected Securities (TIPS) are guaranteed by the U.S. government (for timely payment of principal and interest); however, the shares of the Fund are not. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. These risks may be enhanced when investing in emerging markets.

9.30.02 I PIMCO Funds Semi-Annual Report	19

PIMCO Foreign Bond Fund

FUND CHARACTERISTICS

OBJECTIVE: Seeks maximum total return, consistent with preservation of capital and prudent investment management. PORTFOLIO: Primarily intermediate maturity, hedged non-U.S. fixed income securities.	DURATION: 4.8 years FUND INCEPTION DATE: Institutional Class: 12/02/1992 Administrative Class: 1/28/1997	TOTAL NET ASSETS: $1.1 billion PORTFOLIO MANAGER: Sudi Mariappa TICKER SYMBOLS: Institutional Class: PFORX Administrative Class: PFRAX

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended September 30, 2002

	6 Months	1 Year	3 Years*	5 Years*	Since Inception*
Foreign Bond Fund Institutional Class	4.36%	6.49%	8.37%	7.33%	9.42%
Foreign Bond Fund Administrative Class	4.40%	6.40%	8.16%	7.09%	7.32%
J.P. Morgan Non-U.S. Index (Hedged)	5.66%	5.92%	7.42%	7.65%	—
Lipper International Income Fund Average	11.67%	9.50%	4.21%	4.02%	—

* Annualized (all Portfolio returns are net of fees and expenses)

COUNTRY ALLOCATION*	QUALITY BREAKDOWN*
PORTFOLIO INSIGHTS

•   The Foreign Bond Fund returned 4.36% for the six-month period ended September 30, 2002, compared to a 5.66% return for the J.P. Morgan Non-U.S. Index (Hedged).
•   Below-benchmark duration was negative for returns as interest rates generally declined worldwide.
•   A short to intermediate maturity focus in the U.S. and Europe was positive as rates on these issues decreased the most.
•   An underweight to Japan was positive as Japanese bonds underperformed given uncertainty over the government’s policies toward the troubled banking sector.
•   Holdings of global mortgages added to returns as investor demand for their relatively high yields sustained valuations.
•   An overweight in the euro was a strong positive for returns as the euro gained more than 13% versus the U.S. dollar.
•   Emerging market bonds were negative amid overall risk aversion and anxiety about Brazil’s presidential election.

* % of Total Investments as of September 30, 2002
CUMULATIVE RETURNS THROUGH SEPTEMBER 30, 2002
$5,000,000 invested at inception

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 1/01/1993, the first full month following the Fund’s Institutional Class inception on 12/02/1992, compared to the J.P. Morgan Non-U.S. Index (Hedged), an unmanaged market index. It is not possible to invest directly in the index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 1/28/1997. Foreign investing involves potentially higher risks including foreign currency fluctuations and political or economic uncertainty. These risks may be enhanced when investing in emerging markets.

20	PIMCO Funds Semi-Annual Report I 9.30.02

PIMCO Global Bond Fund

FUND CHARACTERISTICS

OBJECTIVE:	DURATION:	TOTAL NET ASSETS:
Seeks maximum total return, consistent with preservation of capital and prudent investment management. PORTFOLIO: Primarily U.S. and non-U.S. intermediate maturity fixed income securities.	5.2 years FUND INCEPTION DATE: Institutional Class: 11/23/1993 Administrative Class: 7/31/1996	$389.3 million PORTFOLIO MANAGER: Sudi Mariappa TICKER SYMBOLS: Institutional Class: PIGLX Administrative Class: PADMX

TOTAL RETURN INVESTMENT PERFORMANCE  For the period ended September 30, 2002

	6 Months	1 Year	3 Years*	5 Years*	Since Inception*
Global Bond Fund Institutional Class	15.52%	12.30%	5.40%	4.68%	6.46%
Global Bond Fund Administrative Class	15.38%	12.02%	5.15%	4.45%	4.86%
J.P. Morgan Global Index (Unhedged)	15.97%	10.59%	4.49%	5.05%	—
Lipper Global Income Fund Average	7.17%	6.28%	4.10%	3.38%	—

* Annualized (all Portfolio returns are net of fees and expenses)

COUNTRY ALLOCATION*	QUALITY BREAKDOWN*
PORTFOLIO INSIGHTS

•   The Global Bond Fund returned 15.52% for the six-month period ended September 30, 2002, compared to a 15.97% return for the benchmark J.P. Morgan Global Index (Unhedged).
•   Below-benchmark duration was negative for returns as interest rates generally declined worldwide.
•   A short to intermediate maturity focus in the U.S. and Europe was positive as rates on these issues decreased the most.
•   An overweight in core Europe versus the U.S. hurt returns as investors flocked to the relative safety of Treasuries.
•   An underweight to Japan was positive as Japanese bonds underperformed given uncertainty over the government’s policies toward the troubled banking sector.
•   Holdings of global mortgages added to returns as investor demand for their relatively high yields sustained valuations.
•   An overweight in the euro was a strong positive for returns as the euro gained more than 13% versus the U.S. dollar.
•   Emerging market bonds were negative amid overall risk aversion and anxiety about Brazil’s presidential election.

* % of Total Investments as of September 30, 2002

CUMULATIVE RETURNS THROUGH SEPTEMBER 30, 2002
$5,000,000 invested at inception

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 12/01/1993, the first full month following the Fund’s Institutional Class inception on 11/23/1993, compared to the J.P. Morgan Global Index (Unhedged), an unmanaged market index. It is not possible to invest directly in the index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 7/31/1996. Foreign investing involves potentially higher risks including foreign currency fluctuations and political or economic uncertainty. These risks may be enhanced when investing in emerging markets.

9.30.02 I PIMCO Funds Semi-Annual Report	21

PIMCO Global Bond Fund II

FUND CHARACTERISTICS

OBJECTIVE: Seeks maximum total return, consistent with preservation of capital. PORTFOLIO: Primarily U.S. and hedged non-U.S. intermediate maturity fixed income securities.	DURATION: 5.3 years FUND INCEPTION DATE: Institutional Class: 2/25/1998	TOTAL NET ASSETS: $96.4 million PORTFOLIO MANAGER: Sudi Mariappa TICKER SYMBOL: Institutional Class: PGBIX

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended September 30, 2002

	6 Months	1 Year	3 Years*	Since Inception*
Global Bond Fund II Institutional Class	6.49%	8.27%	9.05%	7.14%
J.P. Morgan Global Index (Hedged)	7.53%	7.15%	8.22%	—
Lipper Global Income Fund Average	7.17%	6.28%	4.10%	—

* Annualized (all Portfolio returns are net of fees and expenses)

COUNTRY ALLOCATION*	QUALITY BREAKDOWN*	PORTFOLIO INSIGHTS

•    The Global Bond Fund II returned 6.49% for the six-months ended September 30, 2002, underperforming the 7.53% return of the J.P. Morgan Global Index (Hedged).
•    Below-benchmark duration was negative for returns as interest rates generally declined worldwide.
•    A short to intermediate maturity focus in the U.S. and Europe was positive as rates on these issues decreased the most.
•    An overweight in core Europe versus the U.S. hurt returns as investors flocked to the relative safety of Treasuries.
•    An underweight to Japan was positive as Japanese bonds underperformed given uncertainty over the government’s policies toward the troubled banking sector.
•    Holdings of global mortgages added to returns as investor demand for their relatively high yields sustained valuations.
•    An overweight in the euro was a strong positive for returns as the euro gained more than 13% versus the U.S. dollar.
•    Emerging market bonds were negative amid overall risk aversion and anxiety about Brazil’s presidential election.

* % of Total Investments as of September 30, 2002

CUMULATIVE RETURNS THROUGH SEPTEMBER 30, 2002
$5,000,000 invested at inception

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 3/01/1998, the first full month following the Fund’s Institutional Class inception on 2/25/1998, compared to the J.P. Morgan Global Index (Hedged), an unmanaged market index. It is not possible to invest directly in the index. Foreign investing involves potentially higher risks including foreign currency fluctuations and political or economic uncertainty. These risks may be enhanced when investing in emerging markets.

22	PIMCO Funds Semi-Annual Report I 9.30.02

PIMCO Emerging Markets Bond Fund

FUND CHARACTERISTICS

OBJECTIVE: Seeks maximum total return, consistent with preservation of capital and prudent investment management. PORTFOLIO: Primarily emerging market fixed income securities.	DURATION: 6.0 years FUND INCEPTION DATE: Institutional Class: 7/31/1997 Administrative Class: 9/30/1998	TOTAL NET ASSETS: $260.5 million PORTFOLIO MANAGER: Mohamed A. El-Erian TICKER SYMBOLS: Institutional Class: PEBIX Administrative Class: PEBAX

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended September 30, 2002

	6 Months	1 Year	3 Years*	5 Years*	Since Inception*
Emerging Markets Bond Fund Institutional Class	-10.18%	9.07%	16.29%	8.65%	8.68%
Emerging Markets Bond Fund Administrative Class	-10.28%	8.81%	16.01%	—	18.81%
J.P. Morgan Emerging Markets Bond Index Plus	-6.42%	-1.12%	8.81%	3.44%	—
Lipper Emerging Markets Debt Fund Average	-8.30%	7.26%	10.89%	1.86%	—

* Annualized (all Portfolio returns are net of fees and expenses)

COUNTRY ALLOCATION*	QUALITY BREAKDOWN*
PORTFOLIO INSIGHTS

•   The Emerging Markets Bond Fund Institutional Class shares lagged the benchmark J.P. Morgan Emerging Markets Bond Index Plus over the six-month period ended September 30, 2002, returning –10.18% versus –6.42% for the Index.
•   Regional performance within the asset class was notably mixed as Asia and Emerging Europe decoupled from the volatility in Latin America.
•   Of note, both South Korea and Qatar graduated from the EMBI+ on July 31st and August 31st, respectively, following credit rating upgrades to A3/A-.
•   An overweight in Brazil was the primary detractor from performance; election concerns and the retrenchment of banks from credit markets weighed heavily on this market despite sound economic policies and significant external assistance.
•   Modest overweight positions in smaller Latin American credits such as Ecuador, Panama and Peru also detracted from performance amid rising regional volatility.
•   Our regional focus in Asia on Malaysia was positive for relative performance following credit ratings upgrades.
•   Underweight positions in weaker fundamental countries, in particular, Argentina, Colombia and Turkey added to relative performance as these countries remain vulnerable in the fluid external environment.

* % of Total Investments as of September 30, 2002

CUMULATIVE RETURNS THROUGH SEPTEMBER 30, 2002
$5,000,000 invested at inception

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 7/31/1997, the Fund’s Institutional Class inception date, compared to the J.P. Morgan Emerging Markets Bond Index Plus, an unmanaged market index. It is not possible to invest directly in the index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 9/30/1998. The Fund may invest in foreign securities which involve potentially higher risks including currency fluctuations and political or economic uncertainty. Investing in emerging market securities imposes even greater risks including smaller capitalization of securities markets, which can experience illiquidity, price volatility, foreign restrictions, and repatriation of investment income and capital.

9.30.02 I PIMCO Funds Semi-Annual Report	23

PIMCO Strategic Balanced Fund

FUND CHARACTERISTICS

OBJECTIVE:	DURATION:	TOTAL NET ASSETS:
Seeks maximum total return, consistent with preservation of capital and prudent investment management.

PORTFOLIO:
Normally invests between 45% and 75% in the StocksPLUS Fund and between 25% and 55% in the Total Return Fund.
2.3 years FUND INCEPTION DATE: Institutional Class: 6/28/1996 Administrative Class: 6/30/1999	$51.1 million PORTFOLIO MANAGEMENT TEAM LEAD: William H. Gross TICKER SYMBOLS: Institutional Class: PSBIX Administrative Class: PSBAX

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended September 30, 2002

	6 Months	1 Year	3 Years*	5 Years*	Since Inception*
Strategic Balanced Fund Institutional Class	-14.99%	-8.62%	-3.85%	2.37%	6.67%
Strategic Balanced Fund Administrative Class	-15.01%	-8.80%	-4.02%	—	-4.78%
60% S&P 500 Index and 40% Lehman Brothers Aggregate Bond Index	-15.03%	-9.36%	-4.06%	2.53%	—
S&P 500 Index	-28.36%	-20.48%	-12.89%	-1.63%	—
Lipper Balanced Fund Average	-15.69%	-9.93%	-3.97%	0.69%	—

* Annualized (all Portfolio returns are net of fees and expenses)

FUND ALLOCATION*
PORTFOLIO INSIGHTS

•   The Strategic Balanced Fund is a fund-of-funds structure; the equity portfolio consists of the PIMCO StocksPLUS Fund, and the fixed income portfolio consists of the PIMCO Total Return Fund.
•   For the six-month period ended September 30, 2002, the Strategic Balanced Fund’s Institutional Class shares returned –14.99%, versus –15.03% for the Fund’s benchmark, a blend of 60% S&P 500 Index and 40% Lehman Brothers Aggregate Bond Index (LBAG).
•   Asset allocation had a minor impact on returns as the Fund remained near a standard 60/40 equity/fixed income mix.
•   The equity portfolio, consisting of the StocksPLUS Fund, outperformed the S&P 500 Index.
•   Extended duration relative to the duration of the S&P 500 futures contract added to performance as rates fell.
•   Bonds backing S&P 500 futures contracts detracted from performance primarily due to losses in corporate bonds and widening of mortgage yield premiums.
•   The bond portfolio, consisting of the Total Return Fund, underperformed the LBAG.
•   Above-Index duration was positive, but this was offset by exposure to corporates, Brazilian bonds and German bunds.

* % of Total Investments as of September 30, 2002

CUMULATIVE RETURNS THROUGH SEPTEMBER 30, 2002
$5,000,000 invested at inception

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 7/01/1996, the first full month following the Fund’s Institutional Class inception on 6/28/1996, compared to a static 60/40 blend of the Standard and Poor’s 500 Index and the Lehman Brothers Aggregate Bond Index, and the S&P 500 Index, each an unmanaged market index. It is not possible to invest directly in the indexes. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 6/30/1999. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. These risks may be enhanced when investing in emerging markets.

24	PIMCO Funds Semi-Annual Report I 9.30.02

PIMCO All Asset Fund

FUND CHARACTERISTICS

OBJECTIVE: Seek maximum real return, consistent with preservation of real capital and prudent investment management. PORTFOLIO: Invests in other PIMCO Funds.	FUND INCEPTION DATE: Institutional Class: 7/31/2002 TOTAL NET ASSETS: $6.0 million	PORTFOLIO MANAGER: Robert D. Arnott TICKER SYMBOL: Institutional Class: N/A

FUND ALLOCATION*
PORTFOLIO INSIGHTS

•   The All Asset Fund inception date was July 31, 2002. For the two months since inception, the All Asset Fund returned 5.59%.
•   The All Asset Fund can invest in any PIMCO mutual fund; however PIMCO has identified 12 core funds on which the All Asset Fund will focus.
•   The equally weighted average of the benchmarks of the 12 core funds returned 2.2% for the two months ending September 30, 2002.
•   The equally weighted average of the 12 core funds themselves returned 2.7% for the two months ending September 30, 2002.
•   On September 30, 2002, the All Asset Fund had a targeted allocation of approximately 5% to PIMCO funds representing equity strategies; 54% to funds representing real return strategies; 14.3% to emerging market bond strategies; and 8.9% to funds representing long-term government Treasuries; the balance was in other bond strategies.

* % of Total Investments as of September 30, 2002

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. Treasury Inflation Protected Securities (TIPS) are guaranteed by the U.S. government (for timely payment of principal and interest); however, the shares of the Fund are not. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. These risks may be enhanced when investing in emerging markets.

9.30.02 I PIMCO Funds Semi-Annual Report	25

PIMCO Convertible Fund

FUND CHARACTERISTICS

OBJECTIVE:	DURATION:	TOTAL NET ASSETS:
Seeks maximum total return, consistent with prudent investment management.	2.5 years	$26.3 million

PORTFOLIO:	FUND INCEPTION DATE:	PORTFOLIO MANAGER:
Primarily convertible securities.	Institutional Class: 3/31/1999	Yuri P. Garbuzov
Administrative Class: 8/01/2000

TICKER SYMBOLS:
Institutional Class: PFCIX
Administrative Class: N/A

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended September 30, 2002

	6 Months	1 Year	3 Years*	Since Inception*
Convertible Fund Institutional Class	-9.64%	-3.14%	-1.32%	2.56%
Convertible Fund Administrative Class	-9.83%	-3.42%	—	-13.16%
First Boston Convertible Bond Index	-16.22%	-9.94%	-2.53%	—
Merrill Lynch All Convertibles Index	-13.91%	-8.76%	-2.90%	—
Lipper Convertible Securities Fund Average	-13.68%	-6.42%	-1.35%	—

* Annualized (all Portfolio returns are net of fees and expenses)

SECTOR BREAKDOWN*	QUALITY BREAKDOWN*
PORTFOLIO INSIGHTS

•   The Convertible Fund Institutional Class shares returned –9.64% for the six-month period ended September 30, 2002, outperforming the First Boston Convertible Bond Index, which returned –16.22%, respectively.
•   The Fund’s below-Index delta, or sensitivity to underlying stock prices, was positive for performance as equity prices declined.
•   Our high quality overweight and speculative grade underweight added value as a flight to quality benefited investment grade issues.
•   Holdings of 10-year Treasury bonds aided returns as these yields fell 1.80% over the six-month period.
•   A higher relative duration, or sensitivity to interest rates, was positive for performance as rates declined across maturities.
•   Sector strategies were positive; the Fund was underweight utilities and overweight consumer staples, the worst and best performing sectors respectively.

* % of Total Investments as of September 30, 2002

CUMULATIVE RETURNS THROUGH SEPTEMBER 30, 2002
$5,000,000 invested at inception

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 3/31/1999, the Fund’s Institutional Class inception date, compared to the First Boston Convertible Bond Index and the Merrill Lynch All Convertibles Index, each an unmanaged market index. The Fund changed its benchmark index because information is more readily available for the Merrill Lynch All Convertibles Index and the index is equally representative of the convertible market. It is not possible to invest directly in the indexes. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 8/01/2000. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. These risks may be enhanced when investing in emerging markets.

26	PIMCO Funds Semi-Annual Report I 9.30.02

PIMCO European Convertible Fund

FUND CHARACTERISTICS

OBJECTIVE:	DURATION:	TOTAL NET ASSETS:
Seeks maximum total return, consistent with prudent investment management. PORTFOLIO: Primarily European convertible securities.	0.7 years FUND INCEPTION DATE: Institutional Class: 11/30/2000	$4.0 million PORTFOLIO MANAGER: Yuri P. Garbuzov TICKER SYMBOLS: Institutional Class: N/A

TOTAL RETURN INVESTMENT PERFORMANCE  For the period ended September 30, 2002

	6 Months	1 Year	Since Inception*
European Convertible Fund Institutional Class	-0.54%	-0.05%	0.46%
UBS All European Convertible Index	3.79%	5.33%	—
Lipper Convertible Securities Fund Average	-13.68%	-6.42%	—

* Annualized (all Portfolio returns are net of fees and expenses)

SECTOR BREAKDOWN*	QUALITY BREAKDOWN*
PORTFOLIO INSIGHTS

•   The European Convertible Fund Institutional Class shares returned –0.54% for the six-month period ended September 30, 2002, underperforming the UBS All European Convertible Index return of 3.79%.
•   The Fund’s higher than Index delta, or sensitivity to price movements in the underlying stock prices, hurt returns amid sharp declines in the global equity markets.
•   Holdings in non-European convertibles hurt performance. European Convertibles outperformed most other regions particularly the U.S.
•   A lower relative duration, or sensitivity to interest rates, was negative for performance as rates declined across maturities.
•   An overweight to utilities hurt performance as this was the worst performing sector.
•   An underweight to the telecom sector was positive as this sector performed poorly amid a continued slowdown in capital spending.

* % of Total Investments as of September 30, 2002

CUMULATIVE RETURNS THROUGH SEPTEMBER 30, 2002
$5,000,000 invested at inception

Past performance is no guarantee of future results.  Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 11/30/2000, the Fund’s Institutional Class inception date, compared to the UBS All European Convertible Index, an unmanaged market index. It is not possible to invest directly in the index. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. These risks may be enhanced when investing in emerging markets.

9.30.02 I PIMCO Funds Semi-Annual Report	27

PIMCO StocksPLUS Fund

FUND CHARACTERISTICS

OBJECTIVE:	DURATION:	TOTAL NET ASSETS:
Seeks total return which exceeds that of the S&P 500 Index.	0.8 years	$690.4 million

PORTFOLIO:	FUND INCEPTION DATE:	PORTFOLIO MANAGEMENT TEAM LEAD:
Primarily S&P 500 stock index derivatives backed by a portfolio of short-term fixed income securities.	Institutional Class: 5/13/1993 Administrative Class: 1/07/1997	William H. Gross
TICKER SYMBOLS:
Institutional Class: PSTKX
Administrative Class: PPLAX

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended September 30, 2002

	6 Months	1 Year	3 Years*	5 Years*	Since Inception*
StocksPLUS Fund Institutional Class	-27.50%	-18.98%	-12.06%	-1.21%	9.58%
StocksPLUS Fund Administrative Class	-27.67%	-19.33%	-12.43%	-1.63%	2.75%
S&P 500 Index	-28.36%	-20.48%	-12.89%	-1.63%	—
Lipper Large-Cap Core Fund Average	-27.94%	-20.41%	-12.79%	-2.88%	—

* Annualized (all Portfolio returns are net of fees and expenses)

SECTOR BREAKDOWN*	QUALITY BREAKDOWN*	PORTFOLIO INSIGHTS

•   For the semi-annual period, the S&P 500 Index posted a negative total return of 28.36% as most stocks suffered from concerns about the health of corporate America.
•   The PIMCO StocksPLUS Fund Institutional Class shares outperformed the S&P 500 Index, returning negative 27.50% over the same time period.
•   A longer duration was positive as interest rates declined.
•   Mortgage-backed holdings added incremental yield but suffered modest price erosion due to rising prepayment risk and heightened market volatility.
•   Corporate holdings provided attractive yield premiums but prices were negatively impacted by concerns over corporate scandals and the economy.
•   Emerging market exposure hurt performance due to concern about Brazil’s run-up to elections and overall risk aversion.

* % of Total Investments as of September 30, 2002 CUMULATIVE RETURNS THROUGH SEPTEMBER 30, 2002 $5,000,000 invested at inception

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 6/01/1993, the first full month following the Fund’s Institutional Class inception on 5/13/1993, compared to the Standard and Poor’s 500 Index, an unmanaged market index. It is not possible to invest directly in the index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 1/07/1997. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. These risks may be enhanced when investing in emerging markets.

28	PIMCO Funds Semi-Annual Report I 9.30.02

PIMCO StocksPLUS Total Return Fund

FUND CHARACTERISTICS

OBJECTIVE:	DURATION:	TOTAL NET ASSETS:
Seeks total return which exceeds that of the S&P 500 Index.	1.2 years	$0.4 million

PORTFOLIO:	FUND INCEPTION DATE:	PORTFOLIO MANAGEMENT TEAM LEAD:
S&P 500 stock index derivatives backed by a portfolio of short and intermediate maturity fixed-income securities.	Institutional Class: 6/28/2002	William H. Gross
TICKER SYMBOL:
Institutional Class: N/A

SECTOR BREAKDOWN*	QUALITY BREAKDOWN*	PORTFOLIO INSIGHTS

•   The S&P 500 Index, an unmanaged market index, posted a negative total return of 17.27% for the quarter ended September 30, 2002 as most stocks suffered from concerns about the health of corporate America.
•   The PIMCO StocksPLUS Total Return Fund Institutional Class shares outperformed the S&P 500 Index, returning negative 14.76% over the same time period.
•   The Fund’s longer duration relative to the benchmark was positive as interest rates declined.
•   Exposure to the 1- to 5-year part of the yield curve, where rates fell significantly, was particularly positive.
•   Mortgage-backed holdings added incremental yield but suffered modest price erosion due to rising prepayment risk and heightened market volatility.
•   Corporate holdings provided attractive yield premiums but prices were negatively impacted by concerns over corporate scandals and the economy.
•   Holdings of real return bonds enhanced returns, outperforming comparable Treasuries as real yields fell.

* % of Total Investments as of September 30, 2002

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. These risks may be enhanced when investing in emerging markets.

9.30.02 I PIMCO Funds Semi-Annual Report	29

PIMCO Municipal Bond Fund

FUND CHARACTERISTICS

OBJECTIVE:	DURATION:	TOTAL NET ASSETS:
Seeks high current income exempt from federal income tax, consistent with preservation of capital. Capital appreciation is a secondary objective.	8.0 years	$359.1 million

PORTFOLIO:	FUND INCEPTION DATE:	PORTFOLIO MANAGER:
Primarily intermediate to long-term maturity municipal securities (exempt from federal income tax).	Institutional Class: 12/31/1997 Administrative Class: 9/30/1998	Mark V. McCray
TICKER SYMBOLS:
Institutional Class: PFMIX Administrative Class: PMNAX

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended September 30, 2002

	6 Months	1 Year	3 Years*	Since Inception*
Municipal Bond Fund Institutional Class	6.65%	8.50%	8.57%	6.06%
Municipal Bond Fund Administrative Class	6.52%	8.25%	8.30%	5.45%
Lehman Brothers General Municipal Bond Index	8.58%	8.94%	8.49%	—
Lipper General Municipal Debt Fund Average	7.96%	7.59%	7.23%	—

* Annualized (all Portfolio returns are net of fees and expenses)

SECTOR BREAKDOWN*	QUALITY BREAKDOWN*
PORTFOLIO INSIGHTS

•    The Municipal Bond Fund returned 6.65% for Institutional Class shares for the six-month period ended September 30, 2002 versus 8.58% for the Lehman Brothers General Municipal Bond Index.
•    Municipal bonds rallied for the period as benchmark AAA government obligation short-term yields declined 1.33% and intermediate yields declined by 1.19%.
•    Municipal yields slid to a 34-year low as equity markets reacted to broader economic factors such as a slow economic recovery and increased geopolitical risk.
•    Hedging strategies hindered performance due to the combination of declining municipal yields and outperforming Treasuries.
•    Insured credits helped performance as the “flight-to-quality” syndrome persisted.
•    The portfolio’s duration was 7.95 years as of September 30, 2002, in contrast to 7.83 years for the benchmark.
•    As the Fund’s duration was positioned in expectation of a reflationary economy, its shorter-than-benchmark duration for most of the six-month period was negative for performance as yields fell.

* % of Total Investments as of September 30, 2002

CUMULATIVE RETURNS THROUGH SEPTEMBER 30, 2002

$5,000,000 invested at inception

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 12/31/1997, the Fund’s Institutional Class inception date, compared to the Lehman Brothers General Municipal Bond Index, an unmanaged market index. It is not possible to invest directly in the index. Income may be subject to state and local taxes and (if applicable) the Alternative Minimum Tax. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 9/30/1998.

30	PIMCO Funds Semi-Annual Report I 9.30.02

PIMCO Short Duration Municipal Income Fund

FUND CHARACTERISTICS

OBJECTIVE:	DURATION:	TOTAL NET ASSETS:
Seeks high current income exempt from federal income tax, consistent with preservation of capital.	2.0 years	$193.7 million

PORTFOLIO:	FUND INCEPTION DATE:	PORTFOLIO MANAGER:
Primarily short to intermediate maturity municipal securities (exempt from federal income tax).	Institutional Class: 8/31/1999	Mark V. McCray
TICKER SYMBOL:
Institutional Class: PSDIX

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended September 30, 2002

	6 Months	1 Year	3 Years*	Since Inception*
Short Duration Municipal Income Fund Institutional Class	1.77%	3.35%	4.73%	4.70%
Lehman Brothers 1-Year Municipal Bond Index	2.64%	3.92%	4.95%	—
Lipper Short Municipal Debt Fund Average	2.91%	3.73%	4.64%	—

* Annualized (all Portfolio returns are net of fees and expenses)

SECTOR BREAKDOWN*	QUALITY BREAKDOWN*	PORTFOLIO INSIGHTS

•    The Short Duration Municipal Income Fund returned 1.77% for Institutional Class shares for the six-month period ended September 30, 2002 versus 2.64% for the Lehman Brothers 1-Year Municipal Bond Index.
•    Municipal bonds rallied for the period as benchmark AAA government obligation short-term yields declined 1.33% and intermediate yields declined by 1.19%.
•    Municipal yields slid to a 34-year low as equity markets reacted to broader economic factors such as a slow economic recovery and increased geopolitical risk.
•    Hedging strategies hindered performance due to the combination of declining municipal yields and outperforming Treasuries.
•    The portfolio’s duration was 2.03 years as of September 30, 2002, in contrast to 1.40 years for the benchmark.
•    Shorter-term municipals significantly underperformed similar-maturity Treasuries on a pre-tax basis, as Treasury yields typically decline more than municipals during a bond market rally.

* % of Total Investments as of September 30, 2002

CUMULATIVE RETURNS THROUGH SEPTEMBER 30, 2002

$5,000,000 invested at inception

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 8/31/1999, the Fund’s Institutional Class inception date, compared to the Lehman Brothers 1-Year Municipal Bond Index, an unmanaged market index. It is not possible to invest directly in the index. Income may be subject to state and local taxes and (if applicable) the Alternative Minimum Tax.

9.30.02 I PIMCO Funds Semi-Annual Report	31

PIMCO California Intermediate Municipal Bond Fund

FUND CHARACTERISTICS

OBJECTIVE:	DURATION:	TOTAL NET ASSETS:
Seeks high current income exempt from federal and California income tax. Capital appreciation is a secondary objective.

PORTFOLIO:
Primarily intermediate maturity municipal securities (exempt from federal and California income tax).
	5.3 years FUND INCEPTION DATE: Institutional Class: 8/31/1999 Administrative Class: 9/07/1999	$165.4 million PORTFOLIO MANAGER: Mark V. McCray TICKER SYMBOLS: Institutional Class: PCIMX Administrative Class: N/A

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended September 30, 2002

	6 Months	1 Year	3 Years*	Since Inception*
California Intermediate Municipal Bond Fund Institutional Class	5.96%	6.21%	7.73%	7.76%
California Intermediate Municipal Bond Fund Administrative Class	5.83%	5.95%	7.47%	7.46%
Lehman Brothers Intermediate California Municipal Bond Index	9.42%	9.08%	7.98%	—
Lipper California Intermediate Municipal Debt Fund Average	7.76%	7.71%	7.34%	—
*Annualized (all Portfolio returns are net of fees and expenses)

SECTOR BREAKDOWN*	QUALITY BREAKDOWN*	PORTFOLIO INSIGHTS

•   The California Intermediate Municipal Bond Fund returned 5.96% for Institutional Class shares for the six-month period ended September 30, 2002 versus 9.42% for the Lehman Brothers Intermediate California Municipal Bond Index.
•   Municipal bonds rallied for the period as benchmark California government obligation short-term yields declined 1.45% and intermediate yields declined by 1.27%.
•   Municipal yields slid to a 34-year low as equity markets reacted to broader economic factors such as a slow economic recovery and increased geopolitical risk.
•   Hedging strategies hindered performance due to the combination of declining municipal yields and outperforming Treasuries.
•   The portfolio’s duration was 5.34 years as of September 30, 2002, in contrast to 5.27 years for the benchmark.
•   As the Fund’s duration was positioned in expectation of a reflationary economy, its shorter-than-benchmark duration for most of the six-month period was negative for performance as yields fell.
•   Allocations to insured California bonds boosted relative performance, as investors preferred the stability of higher rated bonds.

* % of Total Investments as of September 30, 2002

CUMULATIVE RETURNS THROUGH SEPTEMBER 30, 2002

$5,000,000 invested at inception

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 8/31/1999, the Fund’s Institutional Class inception date, compared to the Lehman Brothers Intermediate California Municipal Bond Index, an unmanaged market index. It is not possible to invest directly in the index. Income may be subject to state and local taxes and (if applicable) the Alternative Minimum Tax. The performance of the Administrative Class reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 9/07/1999.

32	PIMCO Funds Semi-Annual Report I 9.30.02

PIMCO California Municipal Bond Fund

FUND CHARACTERISTICS

OBJECTIVE:	DURATION:	TOTAL NET ASSETS:
Seeks high current income exempt from federal and California income tax. Capital appreciation is a secondary objective.

PORTFOLIO:
Primarily intermediate to long-term maturity municipal securities (exempt from federal and California income tax).
	8.7 years FUND INCEPTION DATE: Institutional Class: 5/16/2000 Administrative Class: 8/19/2002	$21.1 million PORTFOLIO MANAGER: Mark V. McCray TICKER SYMBOL: Institutional Class: PICMX Administrative Class: N/A

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended September 30, 2002

	6 Months	1 Year	Since Inception*
California Municipal Bond Fund Institutional Class	8.34%	7.54%	10.59%	*
California Municipal Bond Fund Administrative Class	—	—	3.29%
Lehman California Insured Municipal Index	9.25%	8.99%	—
Lipper California Municipal Debt Fund Average	8.79%	7.57%	—
*Annualized (all Portfolio returns are net of fees and expenses)

SECTOR BREAKDOWN*	QUALITY BREAKDOWN*	PORTFOLIO INSIGHTS

•   The California Municipal Bond Fund Institutional Class returned 8.34% for the six-month period ended September 30, 2002 versus 9.25% for the Lehman California Insured Municipal Index.
•   Municipal bonds rallied for the period as benchmark California insured municipal short-term yields declined 1.35% and intermediate yields declined by 1.32%.
•   Municipal yields slid to a 34-year low as equity markets reacted to broader economic factors such as a slow economic recovery and increased geopolitical risk.
•   Hedging strategies hindered performance due to the combination of declining municipal yields and outperforming Treasuries.
•   The portfolio’s duration was 8.67 years as of September 30, 2002, in contrast to 8.58 years for the benchmark.
•   As the Fund’s duration was positioned in expectation of a reflationary economy, its shorter-than-benchmark duration for most of the six-month period was negative for performance as yields fell.
•   Allocations to insured California bonds boosted relative performance, as investors preferred the stability of higher rated bonds.

* % of Total Investments as of September 30, 2002

CUMULATIVE RETURNS THROUGH SEPTEMBER 30, 2002

$5,000,000 invested at inception

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 6/01/2000, the first full month following the Fund’s Institutional Class inception on 5/16/2000, compared to the Lehman California Insured Municipal Index, an unmanaged market index. It is not possible to invest directly in the index. Income may be subject to state and local taxes and (if applicable) the Alternative Minimum Tax.

9.30.02 I PIMCO Funds Semi-Annual Report	33

PIMCO New York Municipal Bond Fund

FUND CHARACTERISTICS

OBJECTIVE:	DURATION:	TOTAL NET ASSETS:
Seeks high current income exempt from federal and New York income tax. Capital appreciation is a secondary objective.

PORTFOLIO:
Primarily intermediate to long-term maturity municipal securities (exempt from federal and New York income tax).
	7.2 years FUND INCEPTION DATE: Institutional Class: 8/31/1999	$10.6 million PORTFOLIO MANAGER: Mark V. McCray TICKER SYMBOL: Institutional Class: N/A

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended September 30, 2002

	6 Months	1 Year	3 Years*	Since Inception*
New York Municipal Bond Fund Institutional Class	7.94%	10.59%	9.58%	9.45%
Lehman Brothers New York Insured Municipal Bond Index	9.46%	10.31%	8.73%	—
Lipper New York Municipal Debt Fund Average	8.09%	8.16%	7.68%	—
*Annualized (all Portfolio returns are net of fees and expenses)

SECTOR BREAKDOWN*	QUALITY BREAKDOWN*	PORTFOLIO INSIGHTS

•   The New York Municipal Bond Fund Institutional Class returned 7.94% for the six-month period ended September 30, 2002 versus 9.46% for the Lehman Brothers New York Insured Municipal Bond Index.
•   Municipal bonds rallied for the period as benchmark New York insured municipal short-term yields declined 1.30% and intermediate yields declined by 1.16%.
•   Municipal yields slid to a 34-year low as equity markets reacted to broader economic factors such as a slow economic recovery and increased geopolitical risk.
•   Hedging strategies hindered performance due to the combination of declining municipal yields and outperforming Treasuries.
•   The portfolio’s duration was 7.18 years as of September 30, 2002, in contrast to 8.14 years for the benchmark.
•   As the Fund’s duration was positioned in expectation of a reflationary economy, its shorter-than-benchmark duration for most of the six-month period was negative for performance as yields fell.
•   Insured credits helped performance as the “flight-to-quality” syndrome persisted.

*% of Total Investments as of September 30, 2002

CUMULATIVE RETURNS THROUGH SEPTEMBER 30, 2002

$5,000,000 invested at inception

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 8/31/1999, the Fund’s Institutional Class inception date, compared to the Lehman Brothers New York Insured Municipal Bond Index, an unmanaged market index. It is not possible to invest directly in the index. Income may be subject to state and local taxes and (if applicable) the Alternative Minimum Tax.

34	PIMCO Funds Semi-Annual Report I 9.30.02

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9.30.02 I PIMCO Funds Semi-Annual Report	35

Financial Highlights—Institutional Classes

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations

Total Return Fund
Institutional Class
09/30/2002+	$10.41	$0.24	(a)	$0.47	(a)	$0.71

03/31/2002	10.52	0.55	(a)	0.19	(a)	0.74

03/31/2001	9.96	0.67	(a)	0.56	(a)	1.23

03/31/2000	10.36	0.63	(a)	(0.40	)(a)	0.23

03/31/1999	10.62	0.63	(a)	0.16	(a)	0.79

03/31/1998	10.27	0.64	(a)	0.62	(a)	1.26

Administrative Class
09/30/2002+	10.41	0.22	(a)	0.48	(a)	0.70

03/31/2002	10.52	0.51	(a)	0.20	(a)	0.71

03/31/2001	9.96	0.64	(a)	0.56	(a)	1.20

03/31/2000	10.36	0.61	(a)	(0.41	)(a)	0.20

03/31/1999	10.62	0.61	(a)	0.16	(a)	0.77

03/31/1998	10.27	0.61	(a)	0.63	(a)	1.24

Total Return Fund II
Institutional Class
09/30/2002+	$10.10	$0.21	(a)	$0.52	(a)	$0.73

03/31/2002	10.27	0.48	(a)	0.21	(a)	0.69

03/31/2001	9.67	0.62	(a)	0.60	(a)	1.22

03/31/2000	10.11	0.58	(a)	(0.44	)(a)	0.14

03/31/1999	10.26	0.59	(a)	0.17	(a)	0.76

03/31/1998	9.85	0.63	(a)	0.52	(a)	1.15

Administrative Class
09/30/2002+	10.10	0.20	(a)	0.52	(a)	0.72

03/31/2002	10.27	0.45	(a)	0.21	(a)	0.66

03/31/2001	9.67	0.59	(a)	0.60	(a)	1.19

03/31/2000	10.11	0.55	(a)	(0.44	)(a)	0.11

03/31/1999	10.26	0.56	(a)	0.17	(a)	0.73

03/31/1998	9.85	0.60	(a)	0.52	(a)	1.12

Total Return Fund III
Institutional Class
09/30/2002+	$9.24	$0.22	(a)	$0.28	(a)	$0.50

03/31/2002	9.19	0.51	(a)	0.19	(a)	0.70

03/31/2001	8.74	0.57	(a)	0.45	(a)	1.02

03/31/2000	9.27	0.55	(a)	(0.53	)(a)	0.02

03/31/1999	9.55	0.57	(a)	0.20	(a)	0.77

03/31/1998	9.15	0.57	(a)	0.56	(a)	1.13

Administrative Class
09/30/2002+	9.24	0.21	(a)	0.28	(a)	0.49

03/31/2002	9.19	0.50	(a)	0.17	(a)	0.67

03/31/2001	8.74	0.55	(a)	0.45	(a)	1.00

03/31/2000	9.27	0.54	(a)	(0.54	)(a)	0.00

03/31/1999	9.55	0.55	(a)	0.20	(a)	0.75

04/11/1997-03/31/1998	9.12	0.54	(a)	0.58	(a)	1.12

Moderate Duration Fund
Institutional Class
09/30/2002+	$10.03	$0.22	(a)	$0.31	(a)	$0.53

03/31/2002	10.00	0.46	(a)	0.23	(a)	0.69

03/31/2001	9.52	0.64	(a)	0.47	(a)	1.11

03/31/2000	9.94	0.60	(a)	(0.42	)(a)	0.18

03/31/1999	10.14	0.60	(a)	0.07	(a)	0.67

03/31/1998	9.83	0.38	(a)	0.56	(a)	0.94

*	Annualized
+	Unaudited
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 0.43%.

36	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Total Return Fund
Institutional Class
09/30/2002+	$(0.24)	$0.00	$(0.24)	$10.88	6.87%	$39,433,547	0.43	%*	4.47	%*	134%

03/31/2002	(0.55)	(0.30)	(0.85)	10.41	7.15	35,230,781	0.43		5.16		445

03/31/2001	(0.67)	0.00	(0.67)	10.52	12.80	31,746,629	0.49	(b)	6.57		450

03/31/2000	(0.63)	0.00	(0.63)	9.96	2.33	24,900,321	0.54	(b)	6.25		223

03/31/1999	(0.63)	(0.42)	(1.05)	10.36	7.60	21,711,396	0.43		5.91		154

03/31/1998	(0.64)	(0.27)	(0.91)	10.62	12.63	16,484,119	0.43		6.06		206

Administrative Class
09/30/2002+	(0.23)	0.00	(0.23)	10.88	6.74	12,343,651	0.68	*	4.19	*	134

03/31/2002	(0.52)	(0.30)	(0.82)	10.41	6.89	8,900,453	0.68		4.85		445

03/31/2001	(0.64)	0.00	(0.64)	10.52	12.52	5,353,222	0.74	(c)	6.31		450

03/31/2000	(0.60)	0.00	(0.60)	9.96	2.07	3,233,785	0.79	(c)	6.01		223

03/31/1999	(0.61)	(0.42)	(1.03)	10.36	7.33	1,972,984	0.68		5.52		154

03/31/1998	(0.62)	(0.27)	(0.89)	10.62	12.36	481,730	0.68		5.74		206

Total Return Fund II
Institutional Class
09/30/2002+	$(0.21)	$0.00	$(0.21)	$10.62	7.32%	$1,963,434	0.50	%*	4.09	%*	114%

03/31/2002	(0.48)	(0.38)	(0.86)	10.10	6.89	1,775,255	0.50		4.61		473

03/31/2001	(0.62)	0.00	(0.62)	10.27	13.02	1,606,998	0.51	(e)	6.24		566

03/31/2000	(0.58)	0.00	(0.58)	9.67	1.46	1,263,556	0.50		5.89		142

03/31/1999	(0.59)	(0.32)	(0.91)	10.11	7.46	986,690	0.50		5.65		213

03/31/1998	(0.63)	(0.11)	(0.74)	10.26	11.99	574,587	0.50		6.15		361

Administrative Class
09/30/2002+	(0.20)	0.00	(0.20)	10.62	7.18	110,460	0.75	*	3.83	*	114

03/31/2002	(0.45)	(0.38)	(0.83)	10.10	6.64	111,068	0.75		4.31		473

03/31/2001	(0.59)	0.00	(0.59)	10.27	12.74	77,183	0.76	(d)	6.00		566

03/31/2000	(0.55)	0.00	(0.55)	9.67	1.20	56,755	0.75		5.56		142

03/31/1999	(0.56)	(0.32)	(0.88)	10.11	7.19	54,736	0.75		5.33		213

03/31/1998	(0.60)	(0.11)	(0.71)	10.26	11.71	15,172	0.75		5.86		361

Total Return Fund III
Institutional Class
09/30/2002+	$(0.22)	$0.00	$(0.22)	$9.52	5.47%	$934,022	0.51	%*(e)	4.68	%*	118%

03/31/2002	(0.51)	(0.14)	(0.65)	9.24	7.76	844,807	0.50		5.44		449

03/31/2001	(0.57)	0.00	(0.57)	9.19	12.15	868,757	0.50		6.46		581

03/31/2000	(0.55)	0.00	(0.55)	8.74	0.33	635,592	0.50		6.21		186

03/31/1999	(0.56)	(0.49)	(1.05)	9.27	8.20	488,243	0.50		5.85		216

03/31/1998	(0.57)	(0.16)	(0.73)	9.55	12.62	365,249	0.51		5.99		183

Administrative Class
09/30/2002+	(0.21)	0.00	(0.21)	9.52	5.34	1,984	0.76	*(d)	4.39	*	118

03/31/2002	(0.48)	(0.14)	(0.62)	9.24	7.42	1,167	0.75		5.36		449

03/31/2001	(0.55)	0.00	(0.55)	9.19	11.83	11,223	0.75		6.12		581

03/31/2000	(0.53)	0.00	(0.53)	8.74	0.08	10,144	0.75		6.11		186

03/31/1999	(0.54)	(0.49)	(1.03)	9.27	7.93	1,867	0.75		5.59		216

04/11/1997—03/31/1998	(0.53)	(0.16)	(0.69)	9.55	12.46	178	0.76	*	5.85	*	183

Moderate Duration Fund
Institutional Class
09/30/2002+	$(0.22)	$0.00	$(0.22)	$10.34	5.33%	$879,473	0.45	%*	4.29	%*	154%

03/31/2002	(0.47)	(0.19)	(0.66)	10.03	7.09	767,037	0.45		4.57		490

03/31/2001	(0.63)	0.00	(0.63)	10.00	12.09	576,911	0.45		6.54		377

03/31/2000	(0.60)	0.00	(0.60)	9.52	1.86	387,126	0.47	(f)	6.16		129

03/31/1999	(0.60)	(0.27)	(0.87)	9.94	6.70	317,400	0.45		5.94		169

03/31/1998	(0.60)	(0.03)	(0.63)	10.14	9.80	239,152	0.45		3.75		96

(c)	Ratio of expenses to average net assets excluding interest expense is 0.68%.
(d)	Ratio of expenses to average net assets excluding interest expense is 0.75%.
(e)	Ratio of expenses to average net assets excluding interest expense is 0.50%.
(f)	Ratio of expenses to average net assets excluding interest expense is 0.45%.

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	37

Financial Highlights — Institutional Classes (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations

Low Duration Fund
Institutional Class
09/30/2002+	$10.06	$0.21	(a)	$0.24	(a)	$0.45

03/31/2002	10.03	0.54	(a)	0.04	(a)	0.58

03/31/2001	9.81	0.68	(a)	0.21	(a)	0.89

03/31/2000	10.10	0.64	(a)	(0.29	)(a)	0.35

03/31/1999	10.18	0.65	(a)	(0.02	)(a)	0.63

03/31/1998	9.98	0.65	(a)	0.23	(a)	0.88

Administrative Class
09/30/2002+	10.06	0.19	(a)	0.24	(a)	0.43

03/31/2002	10.03	0.50	(a)	0.05	(a)	0.55

03/31/2001	9.81	0.62	(a)	0.25	(a)	0.87

03/31/2000	10.10	0.61	(a)	(0.29	)(a)	0.32

03/31/1999	10.18	0.62	(a)	(0.02	)(a)	0.60

03/31/1998	9.98	0.63	(a)	0.22	(a)	0.85

Low Duration Fund II
Institutional Class
09/30/2002+	$9.77	$0.18	(a)	$0.29	(a)	$0.47

03/31/2002	9.98	0.52	(a)	0.05	(a)	0.57

03/31/2001	9.69	0.62	(a)	0.29	(a)	0.91

03/31/2000	9.95	0.58	(a)	(0.27	)(a)	0.31

03/31/1999	10.00	0.58	(a)	0.00	(a)	0.58

03/31/1998	9.81	0.22	(a)	0.59	(a)	0.81

Administrative Class
09/30/2002+	9.77	0.17	(a)	0.29	(a)	0.46

03/31/2002	9.98	0.42	(a)	0.12	(a)	0.54

03/31/2001	9.69	0.59	(a)	0.30	(a)	0.89

03/31/2000	9.95	0.52	(a)	(0.23	)(a)	0.29

03/31/1999	10.00	0.56	(a)	0.00	(a)	0.56

02/02/1998—03/31/1998	10.03	0.14	(a)	(0.08	)(a)	0.06

Low Duration Fund III
Institutional Class
09/30/2002+	$9.99	$0.23	(a)	$0.26	(a)	$0.49

03/31/2002	9.87	0.45	(a)	0.16	(a)	0.61

03/31/2001	9.66	0.64	(a)	0.21	(a)	0.85

03/31/2000	9.98	0.61	(a)	(0.32	)(a)	0.29

03/31/1999	10.05	0.60	(a)	0.00	(a)	0.60

03/31/1998	9.91	0.53	(a)	0.24	(a)	0.77

Administrative Class
09/30/2002+	9.99	0.21	(a)	0.26	(a)	0.47

03/31/2002	9.87	0.43	(a)	0.16	(a)	0.59

03/31/2001	9.66	0.63	(a)	0.20	(a)	0.83

03/31/2000	9.98	0.57	(a)	(0.31	)(a)	0.26

03/19/1999-03/31/1999	9.97	0.02	(a)	0.01	(a)	0.03

*	Annualized
+	Unaudited
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 0.43%.

38	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Low Duration Fund
Institutional Class
09/30/2002+	$(0.21)	$0.00	$(0.21)	$10.30	4.47%	$5,198,275	0.43	%*	4.02	%*	95%

03/31/2002	(0.54)	(0.01)	(0.55)	10.06	5.91	4,230,041	0.43		5.30		569

03/31/2001	(0.67)	0.00	(0.67)	10.03	9.44	3,950,592	0.49	(b)	6.86		348

03/31/2000	(0.64)	0.00	(0.64)	9.81	3.56	3,440,455	0.51	(b)	6.40		82

03/31/1999	(0.65)	(0.06)	(0.71)	10.10	6.35	3,367,438	0.43		6.36		245

03/31/1998	(0.65)	(0.03)	(0.68)	10.18	9.00	2,759,531	0.43		6.39		309

Administrative Class
09/30/2002+	(0.19)	0.00	(0.19)	10.30	4.34	319,328	0.68	*	3.76	*	95

03/31/2002	(0.51)	(0.01)	(0.52)	10.06	5.65	261,061	0.68		4.93		569

03/31/2001	(0.65)	0.00	(0.65)	10.03	9.17	151,774	0.74	(c)	6.31		348

03/31/2000	(0.61)	0.00	(0.61)	9.81	3.30	118,874	0.75	(c)	6.13		82

03/31/1999	(0.62)	(0.06)	(0.68)	10.10	6.09	128,212	0.68		6.09		245

03/31/1998	(0.62)	(0.03)	(0.65)	10.18	8.73	46,186	0.68		6.16		309

Low Duration Fund II
Institutional Class
09/30/2002+	$(0.18)	$0.00	$(0.18)	$10.06	4.87%	$486,362	0.50	%*	3.64	%*	97%

03/31/2002	(0.51)	(0.27)	(0.78)	9.77	5.75	360,070	0.50		5.22		582

03/31/2001	(0.62)	0.00	(0.62)	9.98	9.74	636,542	0.50		6.37		382

03/31/2000	(0.57)	0.00	(0.57)	9.69	3.28	467,997	0.57	(e)	5.88		117

03/31/1999	(0.58)	(0.05)	(0.63)	9.95	5.89	414,463	0.57	(e)	5.79		322

03/31/1998	(0.60)	(0.02)	(0.62)	10.00	8.29	401,204	0.50		5.98		335

Administrative Class
09/30/2002+	(0.17)	0.00	(0.17)	10.06	4.73	982	0.75	*	3.38	*	97

03/31/2002	(0.48)	(0.27)	(0.75)	9.77	5.48	626	0.75		4.19		582

03/31/2001	(0.60)	0.00	(0.60)	9.98	9.50	82	0.75		6.06		382

03/31/2000	(0.55)	0.00	(0.55)	9.69	3.01	71	1.17	(d)	5.30		117

03/31/1999	(0.56)	(0.05)	(0.61)	9.95	5.63	22,594	0.85	(d)	5.47		322

02/02/1998—03/31/1998	(0.09)	0.00	(0.09)	10.00	0.58	56	0.75	*	8.53	*	335

Low Duration Fund III
Institutional Class
09/30/2002+	$(0.23)	$0.00	$(0.23)	$10.25	4.90%	$47,850	0.50	%*	4.42	%*	96%

03/31/2002	(0.46)	(0.03)	(0.49)	9.99	6.33	57,195	0.51	(e)	4.54		598

03/31/2001	(0.64)	0.00	(0.64)	9.87	9.06	42,924	0.50		6.53		419

03/31/2000	(0.61)	0.00	(0.61)	9.66	2.98	32,349	0.55	(e)	6.20		87

03/31/1999	(0.60)	(0.07)	(0.67)	9.98	6.10	26,549	0.50		5.94		167

03/31/1998	(0.60)	(0.03)	(0.63)	10.05	7.93	23,896	0.50		5.98		307

Administrative Class
09/30/2002+	(0.21)	0.00	(0.21)	10.25	4.77	18	0.75	*	4.21	*	96

03/31/2002	(0.44)	(0.03)	(0.47)	9.99	6.06	16	0.76	(d)	4.33		598

03/31/2001	(0.62)	0.00	(0.62)	9.87	8.82	11	0.75		6.49		419

03/31/2000	(0.58)	0.00	(0.58)	9.66	2.71	10	0.82	(d)	5.79		87

03/19/1999-03/31/1999	(0.02)	0.00	(0.02)	9.98	0.15	6	0.75	*	6.42	*	167

(c)	Ratio of expenses to average net assets excluding interest expense is 0.68%.
(d)	Ratio of expenses to average net assets excluding interest expense is 0.75%.
(e)	Ratio of expenses to average net assets excluding interest expense is 0.50%.

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	39

Financial Highlights - Institutional Classes (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations

Short-Term Fund
Institutional Class
09/30/2002+	$10.00	$0.15	(a)	$(0.06	)(a)	$0.09

03/31/2002	10.03	0.39	(a)	0.02	(a)	0.41

03/31/2001	9.95	0.64	(a)	0.10	(a)	0.74

03/31/2000	10.03	0.59	(a)	(0.08	)(a)	0.51

03/31/1999	10.06	0.57	(a)	(0.02	)(a)	0.55

03/31/1998	10.00	0.62	(a)	0.06	(a)	0.68

Administrative Class
09/30/2002+	10.00	0.14	(a)	(0.06	)(a)	0.08

03/31/2002	10.03	0.29	(a)	0.09	(a)	0.38

03/31/2001	9.95	0.60	(a)	0.12	(a)	0.72

03/31/2000	10.03	0.57	(a)	(0.09	)(a)	0.48

03/31/1999	10.06	0.54	(a)	(0.02	)(a)	0.52

03/31/1998	10.00	0.59	(a)	0.07	(a)	0.66

Money Market Fund
Institutional Class
09/30/2002+	$1.00	$0.01	(a)	$0.00	(a)	$0.01

03/31/2002	1.00	0.03	(a)	0.00	(a)	0.03

03/31/2001	1.00	0.06	(a)	0.00	(a)	0.06

03/31/2000	1.00	0.05	(a)	0.00	(a)	0.05

03/31/1999	1.00	0.05	(a)	0.00	(a)	0.05

03/31/1998	1.00	0.05	(a)	0.00	(a)	0.05

Administrative Class
09/30/2002+	1.00	0.01	(a)	0.00	(a)	0.01

03/31/2002	1.00	0.03	(a)	0.00	(a)	0.03

03/31/2001	1.00	0.06	(a)	0.00	(a)	0.06

03/31/2000	1.00	0.05	(a)	0.00	(a)	0.05

03/31/1999	1.00	0.05	(a)	0.00	(a)	0.05

03/31/1998	1.00	0.05	(a)	0.00	(a)	0.05

Long-Term U.S. Government Fund
Institutional Class
09/30/2002+	$9.96	$0.25	(a)	$1.64	(a)	$1.89

03/31/2002	10.65	0.67	(a)	(0.39	)(a)	0.28

03/31/2001	9.79	0.62	(a)	0.85	(a)	1.47

03/31/2000	10.30	0.61	(a)	(0.50	)(a)	0.11

03/31/1999	10.57	0.63	(a)	0.20	(a)	0.83

03/31/1998	9.39	0.52	(a)	1.34	(a)	1.86

Administrative Class
09/30/2002+	9.96	0.23	(a)	1.65	(a)	1.88

03/31/2002	10.65	0.64	(a)	(0.39	)(a)	0.25

03/31/2001	9.79	0.40	(a)	1.05	(a)	1.45

03/31/2000	10.30	0.57	(a)	(0.49	)(a)	0.08

03/31/1999	10.57	0.60	(a)	0.20	(a)	0.80

03/31/1998-03/31/1998	10.17	0.26	(a)	0.51	(a)	0.77

Investment Grade Corporate Bond Fund
Institutional Class
09/30/2002+	$10.10	$0.27	(a)	$0.25	(a)	$0.52

03/31/2002	10.68	0.74	(a)	(0.09	)(a)	0.65

04/28/2000-03/31/2001	10.00	0.72	(a)	0.72	(a)	1.44

*	Annualized
+	Unaudited
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 0.75%.

40	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Short-Term Fund
Institutional Class
09/30/2002+	$(0.15)	$0.00	$(0.15)	$9.94	0.92%	$1,244,728	0.45	%*	3.04	%*	30%

03/31/2002	(0.42)	(0.02)	(0.44)	10.00	4.11	1,053,121	0.57	(d)	3.88		131

03/31/2001	(0.64)	(0.02)	(0.66)	10.03	7.65	524,693	1.01	(d)	6.42		121

03/31/2000	(0.59)	0.00	(0.59)	9.95	5.19	589,203	0.64	(d)	5.88		38

03/31/1999	(0.57)	(0.01)	(0.58)	10.03	5.63	495,752	0.45		5.66		47

03/31/1998	(0.61)	(0.01)	(0.62)	10.06	7.06	172,846	0.45		6.12		48

Administrative Class
09/30/2002+	(0.14)	0.00	(0.14)	9.94	0.80	308,854	0.70	*	2.78	*	30

03/31/2002	(0.39)	(0.02)	(0.41)	10.00	3.85	290,124	0.74	(e)	2.88		131

03/31/2001	(0.62)	(0.02)	(0.64)	10.03	7.40	4,610	1.25	(e)	6.01		121

03/31/2000	(0.56)	0.00	(0.56)	9.95	4.91	15,137	0.89	(e)	5.67		38

03/31/1999	(0.54)	(0.01)	(0.55)	10.03	5.39	3,769	0.70		5.37		47

03/31/1998	(0.59)	(0.01)	(0.60)	10.06	6.80	5,147	0.70		5.86		48

Money Market Fund
Institutional Class
09/30/2002+	$(0.01)	$0.00	$(0.01)	$1.00	0.77%	$93,611	0.35	%*	1.54	%*	N/A

03/31/2002	(0.03)	0.00	(0.03)	1.00	2.91	104,369	0.35		2.87		N/A

03/31/2001	(0.06)	0.00	(0.06)	1.00	6.20	135,990	0.35		6.02		N/A

03/31/2000	(0.05)	0.00	(0.05)	1.00	5.21	305,016	0.35		5.04		N/A

03/31/1999	(0.05)	0.00	(0.05)	1.00	5.14	322,290	0.35		4.85		N/A

03/31/1998	(0.05)	0.00	(0.05)	1.00	5.40	55,335	0.35		5.29		N/A

Administrative Class
09/30/2002+	(0.01)	0.00	(0.01)	1.00	0.65	19,254	0.60	*	1.29	*	N/A

03/31/2002	(0.03)	0.00	(0.03)	1.00	2.65	13,360	0.60		2.33		N/A

03/31/2001	(0.06)	0.00	(0.06)	1.00	5.94	7,165	0.60		5.75		N/A

03/31/2000	(0.05)	0.00	(0.05)	1.00	4.96	9,791	0.60		4.79		N/A

03/31/1999	(0.05)	0.00	(0.05)	1.00	4.93	9,273	0.60		4.44		N/A

03/31/1998	(0.05)	0.00	(0.05)	1.00	5.12	749	0.60		5.04		N/A

Long-Term U.S. Government Fund
Institutional Class
09/30/2002+	$(0.26)	$0.00	$(0.26)	$11.59	19.25%	$393,995	0.50	%*	4.73	%*	276%

03/31/2002	(0.67)	(0.30)	(0.97)	9.96	2.51	65,291	0.52	(c)	6.36		682

03/31/2001	(0.61)	0.00	(0.61)	10.65	15.52	234,088	0.56	(c)	6.13		1046

03/31/2000	(0.62)	0.00	(0.62)	9.79	1.26	217,410	0.57	(c)	6.29		320

03/31/1999	(0.64)	(0.46)	(1.10)	10.30	7.76	170,847	0.89	(c)	5.83		364

03/31/1998	(0.62)	(0.06)	(0.68)	10.57	20.23	48,547	0.51		4.88		177

Administrative Class
09/30/2002+	(0.25)	0.00	(0.25)	11.59	19.10	149,490	0.75	*	4.31	*	276

03/31/2002	(0.64)	(0.30)	(0.94)	9.96	2.25	246,304	0.77	(b)	6.02		682

03/31/2001	(0.59)	0.00	(0.59)	10.65	15.24	77,435	0.80	(b)	3.91		1046

03/31/2000	(0.59)	0.00	(0.59)	9.79	1.01	39,808	0.82	(b)	5.82		320

03/31/1999	(0.61)	(0.46)	(1.07)	10.30	7.46	11,383	1.15	(f)	5.58		364

03/31/1998-03/31/1998	(0.31)	(0.06)	(0.37)	10.57	7.60	4,957	0.76	*	4.87	*	177

Investment Grade Corporate Bond Fund
Institutional Class
09/30/2002+	$(0.29)	$0.00	$(0.29)	$10.33	5.22%	$11,128	0.50	%*	5.32	%*	344%

03/31/2002	(0.74)	(0.49)	(1.23)	10.10	6.34	6,092	0.50		7.01		512

04/28/2000-03/31/2001	(0.72)	(0.04)	(0.76)	10.68	15.00	5,751	0.50	*	7.54	*	253

(c)	Ratio of expenses to average net assets excluding interest expense is 0.50%.
(d)	Ratio of expenses to average net assets excluding interest expense is 0.45%.
(e)	Ratio of expenses to average net assets excluding interest expense is 0.70%.
(f)	Ratio of expenses to average net assets excluding interest expense is 0.76%.

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	41

Financial Highlights – Institutional Classes (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations

High Yield Fund
Institutional Class
09/30/2002+	$9.19	$0.36	(a)	$(1.17)		$(0.81)

03/31/2002	9.88	0.78	(a)	(0.68)		0.10

03/31/2001	10.22	0.90	(a)	(0.33)		0.57

03/31/2000	11.23	0.94	(a)	(1.01)		(0.07)

03/31/1999	11.66	0.95	(a)	(0.43)		0.52

03/31/1998	11.10	0.98	(a)	0.65		1.63

Administrative Class
09/30/2002+	9.19	0.36	(a)	(1.18)		(0.82)

03/31/2002	9.88	0.76	(a)	(0.68)		0.08

03/31/2001	10.22	0.88	(a)	(0.33)		0.55

03/31/2000	11.23	0.91	(a)	(1.01)		(0.10)

03/31/1999	11.66	0.93	(a)	(0.43)		0.50

03/31/1998	11.10	0.95	(a)	0.65		1.60

Total Return Mortgage Fund
Institutional Class
09/30/2002+	$10.35	$0.16	(a)	$0.53		$0.69

03/31/2002	10.42	0.47	(a)	0.33		0.80

03/31/2001	9.97	0.63	(a)	0.63		1.26

03/31/2000	10.19	0.59	(a)	(0.21)		0.38

03/31/1999	10.24	0.58	(a)	0.05		0.63

07/31/1997 - 03/31/1998	10.00	0.41	(a)	0.30		0.71

Administrative Class
09/30/2002+	$10.35	$0.14	(a)	$0.54		$0.68

03/31/2002	10.31	0.10	(a)	0.04		0.14

GNMA Fund
Institutional Class
09/30/2002+	$10.67	$0.14	(a)	$0.54		$0.68

03/31/2002	10.44	0.39	(a)	0.46		0.85

03/31/2001	9.89	0.63	(a)	0.60		1.23

03/31/2000	10.01	0.62	(a)	(0.12)		0.50

03/31/1999	10.13	0.64	(a)	(0.08)		0.56

07/31/1997 - 03/31/1998	10.00	0.43	(a)	0.14		0.57

Real Return Fund
Institutional Class
09/30/2002+	$10.29	$0.29	(a)	$1.17		$1.46

03/31/2002	10.40	0.42	(a)	0.06		0.48

03/31/2001	9.92	0.76	(a)	0.60		1.36

03/31/2000	9.83	0.68	(a)	0.11		0.79

03/31/1999	9.77	0.51	(a)	0.10		0.61

03/31/1998	9.93	0.44	(a)	0.05		0.49

Administrative Class
09/30/2002+	10.29	0.28	(a)	1.17		1.45

03/31/2002	10.40	0.32	(a)	0.13		0.45

04/28/2000 - 03/31/2001	9.95	0.62	(a)	0.58		1.20

Real Return Fund II
Institutional Class
09/30/2002+	$9.93	$0.30	(a)	$1.14		$1.44

02/28/2002 - 03/31/2002	10.00	0.05	(a)	(0.07)		(0.02)

Real Return Asset Fund
Institutional Class
09/30/2002+	$9.50	$0.31	(a)	$1.59	(a)	$1.90

11/12/2001 - 03/31/2002	10.00	0.05	(a)	(0.50	)(a)	(0.45)

*	Annualized
+	Unaudited
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 0.75%.
(c)	Ratio of expenses to average net assets excluding interest expense is 0.50%.

42	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

High Yield Fund
Institutional Class
09/30/2002+	$(0.37)	$0.00	$(0.37)	$8.01	(9.00)%	$1,719,970	0.50	%*	8.44	%*	79%

03/31/2002	(0.79)	0.00	(0.79)	9.19	1.07	1,869,413	0.50		8.29		96

03/31/2001	(0.91)	0.00	(0.91)	9.88	5.85	1,182,954	0.50		8.91		53

03/31/2000	(0.94)	0.00	(0.94)	10.22	(0.74)	1,960,171	0.50		8.64		39

03/31/1999	(0.95)	0.00	(0.95)	11.23	4.73	2,162,868	0.50		8.41		39

03/31/1998	(0.98)	(0.09)	(1.07)	11.66	15.26	1,628,930	0.50		8.52		37

Administrative Class
09/30/2002+	(0.36)	0.00	(0.36)	8.01	(9.11)	429,437	0.75	*	8.20	*	79

03/31/2002	(0.77)	0.00	(0.77)	9.19	0.83	640,550	0.75		8.05		96

03/31/2001	(0.89)	0.00	(0.89)	9.88	5.59	462,899	0.75		8.79		53

03/31/2000	(0.91)	0.00	(0.91)	10.22	(0.99)	354,296	0.75		8.40		39

03/31/1999	(0.93)	0.00	(0.93)	11.23	4.49	238,792	0.75		8.17		39

03/31/1998	(0.95)	(0.09)	(1.04)	11.66	14.98	69,937	0.75		8.21		37

Total Return Mortgage Fund
Institutional Class
09/30/2002+	$(0.15)	$0.00	$(0.15)	$10.89	6.70%	$44,322	0.51	%*(c)	2.91	%*	405%

03/31/2002	(0.47)	(0.40)	(0.87)	10.35	7.86	20,635	0.50		4.44		1193

03/31/2001	(0.63)	(0.18)	(0.81)	10.42	13.14	20,314	0.50		6.22		848

03/31/2000	(0.59)	(0.01)	(0.60)	9.97	3.91	3,971	0.50		5.94		1476

03/31/1999	(0.58)	(0.10)	(0.68)	10.19	6.27	4,128	0.50		5.66		158

07/31/1997 - 03/31/1998	(0.46)	(0.01)	(0.47)	10.24	6.69	3,588	0.52	*	6.07	*	593

Administrative Class
09/30/2002+	$(0.14)	$0.00	$(0.14)	$10.89	6.57%	$9,168	0.77	%*(b)	2.60	%*	405%

03/31/2002	(0.10)	0.00	(0.10)	10.35	1.38	8,479	0.75		3.24		1193

GNMA Fund
Institutional Class
09/30/2002+	$(0.13)	$0.00	$(0.13)	$11.22	6.39%	$53,950	0.51	%*(c)	2.47	%*	373%

03/31/2002	(0.50)	(0.12)	(0.62)	10.67	8.36	35,144	0.54	(c)	3.61		1292

03/31/2001	(0.63)	(0.05)	(0.68)	10.44	12.96	9,963	0.50		6.29		808

03/31/2000	(0.62)	0.00	(0.62)	9.89	5.16	4,308	1.60	(e)	6.23		952

03/31/1999	(0.64)	(0.04)	(0.68)	10.01	5.71	4,119	2.37	(e)	6.35		198

07/31/1997 - 03/31/1998	(0.42)	(0.02)	(0.44)	10.13	5.86	3,748	1.81	*(c)	6.30	*	486

Real Return Fund
Institutional Class
09/30/2002+	$(0.30)	$0.00	$(0.30)	$11.45	14.41%	$2,160,584	0.49	%*(d)	5.26	%*	63%

03/31/2002	(0.49)	(0.10)	(0.59)	10.29	4.68	1,250,056	0.47	(g)	4.08		237

03/31/2001	(0.80)	(0.08)	(0.88)	10.40	14.44	557,849	0.54	(c)	7.57		202

03/31/2000	(0.68)	(0.02)	(0.70)	9.92	8.37	207,826	0.53	(c)	6.91		253

03/31/1999	(0.55)	0.00	(0.55)	9.83	6.41	15,588	0.52	(c)	5.18		438

03/31/1998	(0.51)	(0.14)	(0.65)	9.77	4.70	5,526	0.52	(c)	4.46		967

Administrative Class
09/30/2002+	(0.29)	0.00	(0.29)	11.45	14.27	395,570	0.74	*(f)	5.20	*	63

03/31/2002	(0.46)	(0.10)	(0.56)	10.29	4.39	298,192	0.71	(g)	3.07		237

04/28/2000 - 03/31/2001	(0.67)	(0.08)	(0.75)	10.40	12.70	51,359	0.80	*(b)	6.61	*	202

Real Return Fund II
Institutional Class
09/30/2002+	$(0.30)	$0.00	$(0.30)	$11.07	14.76%	$18,506	0.47	%*(d)	5.71	%*	77%

02/28/2002 - 03/31/2002	(0.05)	0.00	(0.05)	9.93	(0.22)	15,969	0.45	*	5.48	*	0

Real Return Asset Fund
Institutional Class
09/30/2002+	$(0.31)	$0.00	$(0.31)	$11.09	20.36%	$30,552	0.75	%*	5.95	%*	38%

11/12/2001 - 03/31/2002	(0.05)	0.00	(0.05)	9.50	(4.47)	20,747	0.75	*	1.31	*	107

(d)	Ratio of expenses to average net assets excluding interest expense is 0.45%.
(e)	Ratio of expenses to average net assets excluding interest expense is 0.51%.
(f)	Ratio of expenses to average net assets excluding interest expense is 0.70%.
(g)	Effective October 1, 2001, the administrative expense was reduced to 0.20%.

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	43

Financial Highlights - Institutional Classes (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations

CommodityRealReturn Strategy Fund
Institutional Class
06/28/2002-09/30/2002+	$10.00	$0.91	(a)	$0.88	(a)	$1.79

Foreign Bond Fund
Institutional Class
09/30/2002+	$10.39	$0.19	(a)	$0.26	(a)	$0.45

03/31/2002	10.32	0.48	(a)	0.09	(a)	0.57

03/31/2001	10.03	0.58	(a)	0.51	(a)	1.09

03/31/2000	10.63	0.64	(a)	(0.45	)(a)	0.19

03/31/1999	10.74	0.58	(a)	0.24	(a)	0.82

03/31/1998	10.41	0.66	(a)	0.61	(a)	1.27

Administrative Class
09/30/2002+	10.39	0.17	(a)	0.28	(a)	0.45

03/31/2002	10.32	0.45	(a)	0.09	(a)	0.54

03/31/2001	10.03	0.55	(a)	0.51	(a)	1.06

03/31/2000	10.63	0.61	(a)	(0.45	)(a)	0.16

03/31/1999	10.74	0.56	(a)	0.24	(a)	0.80

03/31/1998	10.41	0.63	(a)	0.61	(a)	1.24

Global Bond Fund
Institutional Class
09/30/2002+	$8.33	$0.22	(a)	$1.06	(a)	$1.28

03/31/2002	8.45	0.42	(a)	(0.12	)(a)	0.30

03/31/2001	9.01	0.48	(a)	(0.56	)(a)	(0.08)

03/31/2000	9.76	0.57	(a)	(0.75	)(a)	(0.18)

03/31/1999	9.70	0.52	(a)	0.14	(a)	0.66

03/31/1998	9.86	0.66	(a)	(0.10	)(a)	0.56

Administrative Class
09/30/2002+	8.33	0.22	(a)	1.05	(a)	1.27

03/31/2002	8.45	0.39	(a)	(0.11	)(a)	0.28

03/31/2001	9.01	0.46	(a)	(0.56	)(a)	(0.10)

03/31/2000	9.76	0.55	(a)	(0.75	)(a)	(0.20)

03/31/1999	9.70	0.51	(a)	0.14	(a)	0.65

03/31/1998	9.86	0.59	(a)	(0.05	)(a)	0.54

Global Bond Fund II
Institutional Class
09/30/2002+	$9.42	$0.20	(a)	$0.41	(a)	$0.61

03/31/2002	9.61	0.43	(a)	0.12	(a)	0.55

03/31/2001	9.41	0.55	(a)	0.51	(a)	1.06

03/31/2000	9.89	0.56	(a)	(0.46	)(a)	0.10

03/31/1999	9.92	0.52	(a)	0.06	(a)	0.58

02/25/1998-03/31/1998	9.82	0.06	(a)	0.09	(a)	0.15

Emerging Markets Bond Fund
Institutional Class
09/30/2002+	$9.60	$0.35	(a)	$(1.31	)(a)	$(0.96)

03/31/2002	8.40	0.76	(a)	1.72	(a)	2.48

03/31/2001	8.61	0.82	(a)	0.20	(a)	1.02

03/31/2000	7.51	0.86	(a)	1.11	(a)	1.97

03/31/1999	9.67	0.87	(a)	(2.11	)(a)	(1.24)

07/31/1997-03/31/1998	10.00	0.46	(a)	(0.18	)(a)	0.28

Administrative Class
09/30/2002+	9.60	0.33	(a)	(1.30	)(a)	(0.97)

03/31/2002	8.40	0.75	(a)	1.71	(a)	2.46

03/31/2001	8.61	0.80	(a)	0.20	(a)	1.00

03/31/2000	7.51	0.83	(a)	1.12	(a)	1.95

09/30/1998-03/31/1999	6.82	0.45	(a)	0.74	(a)	1.19

*	Annualized
+	Unaudited
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 0.75%.
(c)	Ratio of expenses to average net assets excluding interest expense is 0.50%.

44	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

CommodityRealReturn Strategy Fund
Institutional Class
06/28/2002-09/30/2002+	$(0.10)	$0.00	$0.00	$(0.10)	$11.69	17.86%	$4,968	0.74	%*	32.06	%*	13%

Foreign Bond Fund
Institutional Class
09/30/2002+	$(0.19)	$0.00	$0.00	$(0.19)	$10.65	4.36%	$713,790	0.51	%*(c)	3.55	%*	263%

03/31/2002	(0.48)	(0.02)	0.00	(0.50)	10.39	5.68	511,247	0.51	(c)	4.61		434

03/31/2001	(0.59)	(0.21)	0.00	(0.80)	10.32	11.34	482,480	0.54	(c)	5.78		417

03/31/2000	(0.64)	(0.15)	0.00	(0.79)	10.03	1.96	421,831	0.69	(c)	6.20		330

03/31/1999	(0.58)	(0.35)	0.00	(0.93)	10.63	7.92	530,325	0.50		5.39		376

03/31/1998	(0.63)	(0.31)	0.00	(0.94)	10.74	12.64	392,198	0.50		6.32		280

Administrative Class
09/30/2002+	(0.19)	0.00	0.00	(0.19)	10.65	4.40	28,931	0.76	*(b)	3.31	*	263

03/31/2002	(0.45)	(0.02)	0.00	(0.47)	10.39	5.42	21,565	0.76	(b)	4.32		434

03/31/2001	(0.56)	(0.21)	0.00	(0.77)	10.32	11.06	17,056	0.78	(b)	5.36		417

03/31/2000	(0.61)	(0.15)	0.00	(0.76)	10.03	1.70	4,824	0.97	(b)	6.01		330

03/31/1999	(0.56)	(0.35)	0.00	(0.91)	10.63	7.65	2,096	0.75		5.13		376

03/31/1998	(0.60)	(0.31)	0.00	(0.91)	10.74	12.34	315	0.75		6.07		280

Global Bond Fund
Institutional Class
09/30/2002+	$(0.22)	$0.00	0.00	$(0.22)	$9.39	15.52%	$361,839	0.55	%*	4.93	%*	182%

03/31/2002	(0.41)	0.00	(0.01)	(0.42)	8.33	3.52	300,625	0.56	(e)	4.87		355

03/31/2001	(0.06)	0.00	(0.42)	(0.48)	8.45	(0.83)	307,686	0.57	(e)	5.58		416

03/31/2000	(0.52)	0.00	(0.05)	(0.57)	9.01	(1.81)	271,538	0.71	(e)	6.12		301

03/31/1999	(0.52)	(0.08)	0.00	(0.60)	9.76	6.90	266,984	0.55		5.35		143

03/31/1998	(0.53)	(0.19)	0.00	(0.72)	9.70	5.85	256,274	0.55		6.64		389

Administrative Class
09/30/2002+	(0.21)	0.00	0.00	(0.21)	9.39	15.38	27,451	0.80	*	4.72	*	182

03/31/2002	(0.39)	0.00	(0.01)	(0.40)	8.33	3.26	5,946	0.80	(d)	4.58		355

03/31/2001	(0.06)	0.00	(0.40)	(0.46)	8.45	(1.07)	2,142	0.81	(d)	5.33		416

03/31/2000	(0.50)	0.00	(0.05)	(0.55)	9.01	(2.05)	2,238	0.92		5.91		301

03/31/1999	(0.51)	(0.08)	0.00	(0.59)	9.76	6.78	1,326	0.80		5.21		143

03/31/1998	(0.51)	(0.19)	0.00	(0.70)	9.70	5.57	1,548	0.80		6.39		389

Global Bond Fund II
Institutional Class
09/30/2002+	$(0.20)	$0.00	$0.00	$(0.20)	$9.83	6.49%	$66,456	0.56	%*(e)	0.48	%*	167%

03/31/2002	(0.43)	(0.31)	0.00	(0.74)	9.42	5.84	66,036	0.56	(e)	4.49		373

03/31/2001	(0.56)	(0.30)	0.00	(0.86)	9.61	11.87	62,895	0.58	(e)	5.86		422

03/31/2000	(0.56)	(0.02)	0.00	(0.58)	9.41	1.11	84,926	0.61	(e)	5.92		290

03/31/1999	(0.52)	(0.09)	0.00	(0.61)	9.89	6.06	29,044	0.55		5.29		236

02/25/1998-03/31/1998	(0.05)	0.00	0.00	(0.05)	9.92	1.02	24,517	0.55	*	6.24	*	369

Emerging Markets Bond Fund
Institutional Class
09/30/2002+	$(0.35)	$0.00	$0.00	$(0.35)	$8.29	(10.18)%	$170,720	0.89	%*(f)	7.69	%*	215%

03/31/2002	(0.78)	(0.50)	0.00	(1.28)	9.60	31.46	177,399	0.92	(f)	8.35		620

03/31/2001	(0.83)	(0.40)	0.00	(1.23)	8.40	12.94	46,239	0.93	(f)	9.73		902

03/31/2000	(0.87)	0.00	0.00	(0.87)	8.61	27.90	12,614	0.89	(f)	10.69		328

03/31/1999	(0.87)	(0.05)	0.00	(0.92)	7.51	(12.55)	3,641	0.85		11.08		315

07/31/1997-03/31/1998	(0.46)	(0.15)	0.00	(0.61)	9.67	3.10	3,676	0.86	*	7.21	*	695

Administrative Class
09/30/2002+	(0.34)	0.00	0.00	(0.34)	8.29	(10.28)	6,987	1.15	*(g)	7.37	*	215

03/31/2002	(0.76)	(0.50)	0.00	(1.26)	9.60	31.11	11,685	1.19	(g)	8.36		620

03/31/2001	(0.81)	(0.40)	0.00	(1.21)	8.40	12.65	7,793	1.17	(g)	9.46		902

03/31/2000	(0.85)	0.00	0.00	(0.85)	8.61	27.60	13,490	1.14	(g)	10.30		328

09/30/1998-03/31/1999	(0.45)	(0.05)	0.00	(0.50)	7.51	17.88	118	1.10	*	6.24	*	315

(d)	Ratio of expenses to average net assets excluding interest expense is 0.80%.
(e)	Ratio of expenses to average net assets excluding interest expense is 0.55%.
(f)	Ratio of expenses to average net assets excluding interest expense is 0.85%.
(g)	Ratio of expenses to average net assets excluding interest expense is 1.10%.

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	45

Financial Highlights — Institutional Classes (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations

Strategic Balanced Fund
Institutional Class
09/30/2002+	$10.52	$0.09	(a)	$(1.66	)(a)	$(1.57)

03/31/2002	10.46	0.45	(a)	(0.03	)(a)	0.42

03/31/2001	12.80	0.90	(a)	(1.88	)(a)	(0.98)

03/31/2000	12.76	0.80	(a)	0.44	(a)	1.24

03/31/1999	12.60	0.89	(a)	0.60	(a)	1.49

03/31/1998	10.32	1.30	(a)	2.05	(a)	3.35

Administrative Class
09/30/2002+	10.51	0.07	(a)	(1.64	)(a)	(1.57)

03/31/2002	10.47	0.52	(a)	(0.14	)(a)	0.38

03/31/2001	12.79	0.90	(a)	(1.88	)(a)	(0.98)

06/30/1999-03/31/2000	13.17	0.62	(a)	0.07	(a)	0.69

All Asset Fund
Institutional Class
07/31/2002-09/30/2002+	$10.00	$0.08	(a)	$0.48	(a)	$0.56

Convertible Fund
Institutional Class
09/30/2002+	$10.42	$0.12	(a)	$(1.12	)(a)	$(1.00)

03/31/2002	11.33	0.20	(a)	(0.46	)(a)	(0.26)

03/31/2001	15.77	0.01	(a)	(3.50	)(a)	(3.49)

03/31/2000	10.00	0.07	(a)	5.97	(a)	6.04

Administrative Class
09/30/2002+	10.64	0.12	(a)	(1.16	)(a)	(1.04)

03/31/2002	11.36	0.13	(a)	(0.41	)(a)	(0.28)

08/01/2000-03/31/2001	14.49	(0.03	)(a)	(2.19	)(a)	(2.22)

European Convertible Fund
Institutional Class
09/30/2002+	$9.51	$0.01	(a)	$(0.06	)(a)	$(0.05)

03/31/2002	9.97	0.17	(a)	(0.05	)(a)	0.12

11/30/2000-03/31/2001	10.00	0.04	(a)	(0.03	)(a)	0.01

StocksPLUS Fund
Institutional Class
09/30/2002+	$10.11	$(0.54	)(a)	$(2.24	)(a)	$(2.78)

03/31/2002	10.20	0.37	(a)	(0.21	)(a)	0.16

03/31/2001	14.15	0.06	(a)	(2.84	)(a)	(2.78)

03/31/2000	14.32	1.08	(a)	1.33	(a)	2.41

03/31/1999	14.09	0.97	(a)	1.32	(a)	2.29

03/31/1998	11.46	1.90	(a)	3.23	(a)	5.13

Administrative Class
09/30/2002+	9.94	(0.55	)(a)	(2.20	)(a)	(2.75)

03/31/2002	10.08	0.30	(a)	(0.20	)(a)	0.10

03/31/2001	14.03	(0.07	)(a)	(2.72	)(a)	(2.79)

03/31/2000	14.25	1.10	(a)	1.23	(a)	2.33

03/31/1999	14.06	1.10	(a)	1.13	(a)	2.23

03/31/1998	11.46	1.89	(a)	3.19	(a)	5.08

*	Annualized
+	Unaudited
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 0.75%.

46	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Strategic Balanced Fund
Institutional Class
09/30/2002+	$(0.10)	$0.00	$(0.10)	$8.85	(14.99)%	$25,841	0.05	%*	1.77	%*	13%

03/31/2002	(0.36)	0.00	(0.36)	10.52	4.16	30,744	0.05		4.23		35

03/31/2001	(0.67)	(0.69)	(1.36)	10.46	(8.31)	47,236	0.43	(f)	7.31		651

03/31/2000	(0.74)	(0.46)	(1.20)	12.80	10.05	124,934	0.65		6.19		176

03/31/1999	(0.66)	(0.67)	(1.33)	12.76	12.36	97,945	0.65		7.00		82

03/31/1998	(0.84)	(0.23)	(1.07)	12.60	33.40	38,806	0.65		10.84		56

Administrative Class
09/30/2002+	(0.09)	0.00	(0.09)	8.85	(15.01)	1,490	0.30	*	1.52	*	13

03/31/2002	(0.34)	0.00	(0.34)	10.51	3.75	1,588	0.30		4.93		35

03/31/2001	(0.65)	(0.69)	(1.34)	10.47	(8.34)	488	0.63	(f)	7.30		651

06/30/1999-03/31/2000	(0.61)	(0.46)	(1.07)	12.79	5.47	709	0.90	*	6.48	*	176

All Asset Fund
Institutional Class
07/31/2002-09/30/2002+	$(0.03)	$0.00	$(0.03)	$10.53	5.59%	$6,047	0.25	%*	4.39	%*	31%

Convertible Fund
Institutional Class
09/30/2002+	$(0.12)	$0.00	$(0.12)	$9.30	(9.64)%	$12,851	0.68	%*(d)	2.50	%*	108%

03/31/2002	(0.65)	0.00	(0.65)	10.42	(2.26)	14,794	0.73	(d)	1.76		307

03/31/2001	(0.25)	(0.70)	(0.95)	11.33	(23.00)	65,980	0.67	(d)	0.08		225

03/31/2000	(0.18)	(0.09)	(0.27)	15.77	60.66	168,224	0.65	(g)	0.50		247

Administrative Class
09/30/2002+	(0.11)	0.00	(0.11)	9.49	(9.83)	7	0.93	*(e)	2.29	*	108

03/31/2002	(0.44)	0.00	(0.44)	10.64	(2.42)	8	1.01	(e)	1.27		307

08/01/2000-03/31/2001	(0.21)	(0.70)	(0.91)	11.36	(16.25)	322	0.90	*	(0.32	)*	225

European Convertible Fund
Institutional Class
09/30/2002+	$(0.04)	$0.00	$(0.04)	$9.42	(0.54)%	$4,020	0.77	%*(b)	0.29	%*	86%

03/31/2002	(0.23)	(0.35)	(0.58)	9.51	1.28	5,057	0.80	(b)	1.76		222

11/30/2000-03/31/2001	(0.04)	0.00	(0.04)	9.97	0.10	4,997	0.75	*(c)	1.27	*	175

StocksPLUS Fund
Institutional Class
09/30/2002+	$0.00	$0.00	$0.00	$7.33	(27.50)%	$281,468	0.65	%*	(12.24	)%*	89%

03/31/2002	(0.25)	0.00	(0.25)	10.11	1.53	410,288	0.66	(d)	3.65		455

03/31/2001	(0.26)	(0.91)	(1.17)	10.20	(20.93)	420,050	0.65		0.48		270

03/31/2000	(1.10)	(1.48)	(2.58)	14.15	17.82	620,144	0.65		7.42		92

03/31/1999	(0.82)	(1.24)	(2.06)	14.32	17.65	512,953	0.65		6.92		81

03/31/1998	(1.41)	(1.09)	(2.50)	14.09	47.75	416,600	0.65		13.74		30

Administrative Class
09/30/2002+	0.00	0.00	0.00	7.19	(27.67)	105,870	0.90	*	(12.98	)*	89

03/31/2002	(0.24)	0.00	(0.24)	9.94	0.92	80,683	0.90		2.98		455

03/31/2001	(0.25)	(0.91)	(1.16)	10.08	(21.21)	35,474	0.90		(0.55)		270

03/31/2000	(1.07)	(1.48)	(2.55)	14.03	17.31	28,403	0.90		7.61		92

03/31/1999	(0.80)	(1.24)	(2.04)	14.25	17.21	11,302	0.90		7.83		81

03/31/1998	(1.39)	(1.09)	(2.48)	14.06	47.19	2,143	0.90		13.49		30

(c)	If the investment manager did not reimburse expenses, the ratio of expenses to net assets would have been 1.78%.
(d)	Ratio of expenses to average net assets excluding interest expense is 0.65%.
(e)	Ratio of expenses to average net assets excluding interest expense is 0.90%.
(f)	Effective September 29, 2000, the Strategic Balanced Fund did not incur advisory fee expenses.
(g)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.69%.

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	47

Financial Highlights—Institutional Classes (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations

StocksPLUS Total Return Fund
Institutional Class
06/28/2002-09/30/2002+	$10.00	$0.08	(a)	$(1.56	)(a)	$(1.48)

Municipal Bond Fund
Institutional Class
09/30/2002+	$10.03	$0.23	(a)	$0.43	(a)	$0.66

03/31/2002	10.02	0.50	(a)	0.12	(a)	0.62

03/31/2001	9.47	0.48	(a)	0.54	(a)	1.02

03/31/2000	10.12	0.46	(a)	(0.65	)(a)	(0.19)

03/31/1999	9.97	0.45	(a)	0.14	(a)	0.59

12/31/1997-03/31/1998	10.00	0.11	(a)	(0.03	)(a)	0.08

Administrative Class
09/30/2002+	10.03	0.22	(a)	0.43	(a)	0.65

03/31/2002	10.02	0.45	(a)	0.15	(a)	0.60

03/31/2001	9.47	0.45	(a)	0.55	(a)	1.00

03/31/2000	10.12	0.44	(a)	(0.65	)(a)	(0.21)

09/30/1998-03/31/1999	10.25	0.21	(a)	(0.13	)(a)	0.08

Short Duration Municipal Income Fund
Institutional Class
09/30/2002+	$10.17	$0.13	(a)	$0.05	(a)	$0.18

03/31/2002	10.16	0.38	(a)	0.05	(a)	0.43

03/31/2001	9.99	0.45	(a)	0.16	(a)	0.61

08/31/1999-03/31/2000	10.00	0.23	(a)	(0.01	)(a)	0.22

California Intermediate Municipal Bond Fund
Institutional Class
09/30/2002+	$10.16	$0.23	(a)	$0.37	(a)	$0.60

03/31/2002	10.60	0.49	(a)	(0.06	)(a)	0.43

03/31/2001	10.05	0.48	(a)	0.56	(a)	1.04

08/31/1999-03/31/2000	10.00	0.25	(a)	0.06	(a)	0.31

Administrative Class
09/30/2002+	10.16	0.20	(a)	0.39	(a)	0.59

03/31/2002	10.60	0.48	(a)	(0.08	)(a)	0.40

03/31/2001	10.05	0.45	(a)	0.57	(a)	1.02

09/07/1999-03/31/2000	10.02	0.22	(a)	0.05	(a)	0.27

California Municipal Bond Fund
Institutional Class
09/30/2002+	$10.02	$0.23	(a)	$0.60	(a)	$0.83

03/31/2002	10.35	0.39	(a)	0.05	(a)	0.44

05/16/2000-03/31/2001	10.00	0.43	(a)	0.78	(a)	1.21

Administrative Class
08/19/2002-09/30/2002+	10.32	0.04	(a)	0.30	(a)	0.34

New York Municipal Bond Fund
Institutional Class
09/30/2002+	$10.35	$0.23	(a)	$0.58	(a)	$0.81

03/31/2002	10.64	0.49	(a)	0.17	(a)	0.66

03/31/2001	9.94	0.45	(a)	0.79	(a)	1.24

08/31/1999-03/31/2000	10.00	0.23	(a)	(0.04	)(a)	0.19

*	Annualized
+	Unaudited
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 0.39%.
(c)	Ratio of expenses to average net assets excluding interest expense is 0.74%. (d) Ratio of expenses to average net assets excluding interest expense is 0.49%.

48	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

StocksPLUS Total Return Fund
Institutional Class
06/28/2002-09/30/2002+	$(0.04)	$0.00	$0.00	$(0.04)	$8.48	(14.76)%	$418	0.74	%*	3.25	%*	101%

Municipal Bond Fund
Institutional Class
09/30/2002+	$(0.23)	$0.00	$0.00	$(0.23)	$10.46	6.65%	$87,263	0.49	%*	4.44	%*	89%

03/31/2002	(0.50)	(0.11)	0.00	(0.61)	10.03	6.32	51,622	0.50		4.95		231

03/31/2001	(0.47)	0.00	0.00	(0.47)	10.02	11.13	23,478	0.50		4.89		306

03/31/2000	(0.46)	0.00	0.00	(0.46)	9.47	(1.81)	5,684	0.50		4.80		145

03/31/1999	(0.44)	0.00	0.00	(0.44)	10.12	6.04	5,894	0.50		4.41		70

12/31/1997-03/31/1998	(0.11)	0.00	0.00	(0.11)	9.97	0.78	3,023	0.50	*	4.46	*	60

Administrative Class
09/30/2002+	(0.22)	0.00	0.00	(0.22)	10.46	6.52	65,826	0.74	*	4.19	*	89

03/31/2002	(0.48)	(0.11)	0.00	(0.59)	10.03	6.07	41,816	0.74		4.41		231

03/31/2001	(0.45)	0.00	0.00	(0.45)	10.02	10.86	4,811	0.75	(c)	4.66		306

03/31/2000	(0.44)	0.00	0.00	(0.44)	9.47	(2.07)	3,141	0.75	(c)	4.58		145

9/30/1998-03/31/1999	(0.21)	0.00	0.00	(0.21)	10.12	0.83	1,419	0.75	*	2.11	*	70

Short Duration Municipal Income Fund
Institutional Class
09/30/2002+	$(0.13)	$0.00	$0.00	$(0.13)	$10.22	1.77%	$59,862	0.39	%*	2.62	%*	103%

03/31/2002	(0.38)	(0.04)	0.00	(0.42)	10.17	4.30	30,906	0.39		3.75		107

03/31/2001	(0.44)	0.00	0.00	(0.44)	10.16	6.22	13,645	0.40	(b)	4.48		208

08/31/1999-03/31/2000	(0.23)	0.00	(0.43)	(0.23)	9.99	2.19	10,725	0.39	*(f)	3.92	*	171

California Intermediate Municipal Bond Fund
Institutional Class
09/30/2002+	$(0.23)	$0.00	$0.00	$(0.23)	$10.53	5.96%	$108,098	0.47	%*	4.40	%*	41%

03/31/2002	(0.47)	(0.40)	0.00	(0.87)	10.16	4.15	83,656	0.50	(d)	4.68		94

03/31/2001	(0.46)	(0.03)	0.00	(0.49)	10.60	10.60	87,531	0.50		4.62		257

08/31/1999-03/31/2000	(0.24)	(0.02)	0.00	(0.26)	10.05	3.16	8,415	0.49	*(g)	4.22	*	357

Administrative Class
09/30/2002+	(0.22)	0.00	0.00	(0.22)	10.53	5.83	2,128	0.72	*	3.91	*	41

03/31/2002	(0.44)	(0.40)	0.00	(0.84)	10.16	3.90	1,612	0.75	(c)	4.51		94

03/31/2001	(0.44)	(0.03)	0.00	(0.47)	10.60	10.36	1,717	0.74		4.28		257

09/07/1999-03/31/2000	(0.22)	(0.02)	0.00	(0.24)	10.05	2.73	10	0.75	*(e)	3.95	*	357

California Municipal Bond Fund
Institutional Class
09/30/2002+	$(0.23)	$0.00	$0.00	$(0.23)	$10.62	8.34%	$11,380	0.52	%*(i)	4.39	%*	47%

03/31/2002	(0.38)	(0.39)	0.00	(0.77)	10.02	4.20	9,670	0.49		3.78		164

05/16/2000-03/31/2001	(0.43)	(0.43)	0.00	(0.86)	10.35	12.49	11,941	0.49	*	4.76	*	338

Administrative Class
08/19/2002-09/30/2002+	(0.04)	0.00	0.00	(0.04)	10.62	26.27	3,135	0.72	*	3.18	*	47

New York Municipal Bond Fund
Institutional Class
09/30/2002+	$(0.23)	$0.00	$0.00	$(0.23)	$10.93	7.94%	$2,909	0.48	%*(i)	4.36	%*	106%

03/31/2002	(0.49)	(0.46)	0.00	(0.95)	10.35	6.46	2,882	0.49		4.57		204

03/31/2001	(0.45)	(0.09)	0.00	(0.54)	10.64	12.77	3,753	0.50	(d)	4.41		973

08/31/1999-03/31/2000	(0.23)	(0.02)	(0.21)	(0.25)	9.94	1.93	3,058	0.49	*(h)	4.00	*	270

(e)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.01%.
(f)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 0.62%.
(g)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.02%.
(h)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.30%.
(i)	Ratio of expenses to average net assets excluding interest expense is 0.47%.

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	49

Statements of Assets and Liabilities
September 30, 2002 (Unaudited)

Amounts in thousands, except per share amounts

	Total Return Fund	Total Return Fund II	Total Return Fund III	Moderate Duration Fund	Low Duration Fund	Low Duration Fund II	Low Duration Fund III

Assets:
Investments, at value	$77,087,583	$2,437,422	$1,072,145	$1,385,671	$10,010,779	$722,683	$58,419
Cash	128,004	30	494	278	152	2,500	1,451
Foreign currency, at value	589,819	0	10,280	3,067	71,616	0	231
Receivable for investments sold and forward foreign currency contracts	1,387,086	2,019	20	19	919	0	1
Receivable for Fund shares sold	335,058	5,900	112	2,978	122,393	249	0
Variation margin receivable	154,983	4,409	2,632	399	5,909	23	23
Interest and dividends receivable	484,550	1,540	8,187	5,814	46,162	1,933	337
Other assets	0	6,522	0	0	0	0	0

	80,167,083	2,457,842	1,093,870	1,398,226	10,257,930	727,388	60,462

Liabilities:
Payable for investments purchased and forward foreign currency contracts	$11,439,585	$357,623	$147,744	$517,039	$1,917,478	$235,880	$12,503
Payable for financing transactions	3,179,298	0	0	0	0	0	0
Payable for short sale	0	0	0	0	0	0	0
Due to Custodian	0	0	0	0	0	0	0
Written options outstanding	133,590	6,331	2,923	563	113	6	1
Payable for Fund shares redeemed	251,374	7,751	17	83	31,960	3,624	0
Dividends payable	36,754	855	407	286	3,424	83	2
Accrued investment advisory fee	12,184	393	180	165	1,530	86	9
Accrued administration fee	10,771	393	180	132	1,521	86	9
Accrued distribution fee	5,169	20	1	0	532	0	0
Accrued servicing fee	2,413	0	0	0	505	0	0
Variation margin payable	14,234	0	12	0	0	0	0
Recoupment payable to Manager	0	0	0	0	0	0	0
Net payable for swap agreements	252,109	10,580	3,953	455	7,188	190	58
Other liabilities	123,107	2	2,447	30	161	89	12

	15,460,588	383,948	157,864	518,753	1,964,412	240,044	12,594

Net Assets	$64,706,495	$2,073,894	$936,006	$879,473	$8,293,518	$487,344	$47,868

Net Assets Consist of:
Paid in capital	$62,243,413	$1,972,618	$902,233	$851,411	$8,160,621	$475,194	$46,286
Undistributed (overdistributed) net investment income	210,335	18,104	8,442	4,186	20,104	106	113
Accumulated undistributed net realized gain (loss)	1,717,454	59,587	22,310	18,489	85,732	4,075	809
Net unrealized appreciation (depreciation)	535,293	23,585	3,021	5,387	27,061	7,969	660

	$64,706,495	$2,073,894	$936,006	$879,473	$8,293,518	$487,344	$47,868

Net Assets:
Institutional Class	$39,433,547	$1,963,434	$934,022	$879,473	$5,198,275	$486,362	$47,850
Administrative Class	12,343,651	110,460	1,984	0	319,328	982	18
Other Classes	12,929,297	0	0	0	2,775,915	0	0

Shares Issued and Outstanding:
Institutional Class	3,625,513	184,889	98,115	85,017	504,898	48,361	4,668
Administrative Class	1,134,878	10,402	209	0	31,016	98	2

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Institutional Class	$10.88	$10.62	$9.52	$10.34	$10.30	$10.06	$10.25
Administrative Class	10.88	10.62	9.52	0.00	10.30	10.06	10.25

Cost of Investments Owned	$76,927,592	$2,426,133	$1,076,689	$1,381,330	$10,012,670	$715,149	$57,872

Cost of Foreign Currency Held	$582,979	$0	$10,158	$3,030	$71,568	$0	$230

50	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

Amounts in thousands, except per share amounts

	Short-Term Fund	Money Market Fund	Long-Term U.S. Government Fund	Investment Grade Corporate Bond Fund	High Yield Fund	Total Return Mortgage Fund	GNMA Fund	Real Return Fund	Real Return Fund II	Real Return Asset Fund

Assets:
Investments, at value	$2,862,686	$400,219	$882,200	$11,067	$3,697,556	$353,664	$356,762	$7,314,256	$18,341	$35,975
Cash	113	880	1,619	218	3,535	0	480	0	0	1
Foreign currency, at value	1,286	0	0	8	0	0	0	856	0	0
Receivable for investments sold and forward foreign currency contracts	38,766	0	23,591	1,678	105,462	189,191	115,907	385,556	0	0
Receivable for Fund shares sold	14,193	3,609	12,193	0	16,147	1,984	4,633	101,864	0	0
Variation margin receivable	2,302	0	3,755	4	0	0	0	0	0	0
Interest and dividends receivable	18,032	274	4,192	167	86,055	767	1,178	67,429	172	384
Other assets	0	0	0	0	0	0	0	0	0	0

	2,937,378	404,982	927,550	13,142	3,908,755	545,606	478,960	7,869,961	18,513	36,360

Liabilities:
Payable for investments purchased and forward foreign currency contracts	$44,189	$0	$15,782	$228	$49,465	$274,477	$230,550	$99,472	$0	$0
Payable for financing transactions	0	0	0	0	0	0	0	693,351	0	5,784
Payable for short sale	30,260	0	24,142	1,702	85,834	66,672	6,161	390,940	0	0
Due to Custodian	0	0	0	0	4,921	22	0	13,719	0	0
Written options outstanding	8,797	0	8,492	38	13,517	0	0	0	0	0
Payable for Fund shares redeemed	14,716	2,025	1,707	34	14,845	241	2,582	20,314	0	0
Dividends payable	1,143	18	265	1	6,651	49	90	2,828	0	0
Accrued investment advisory fee	546	42	157	3	746	37	43	1,197	4	11
Accrued administration fee	573	87	193	3	932	53	76	1,537	3	6
Accrued distribution fee	140	42	141	0	631	1	0	921	0	0
Accrued servicing fee	242	28	60	0	310	47	91	725	0	0
Variation margin payable	0	0	0	0	0	8	9	236	0	0
Recoupment payable to Manager	0	0	0	0	0	0	0	0	0	1
Net payable for swap agreements	21,718	0	612	2	14,424	1,147	1,280	4,706	0	0
Other liabilities	882	0	1,924	3	1,504	181	204	1,679	0	6

	123,206	2,242	53,475	2,014	193,780	342,935	241,086	1,231,625	7	5,808

Net Assets	$2,814,172	$402,740	$874,075	$11,128	$3,714,975	$202,671	$237,874	$6,638,336	$18,506	$30,552

Net Assets Consist of:
Paid in capital	$2,842,045	$402,721	$805,644	$10,672	$4,955,241	$196,265	$230,710	$6,131,075	$16,726	$27,103
Undistributed (overdistributed) net investment income	(317)	112	372	91	(58)	176	136	2,359	0	34
Accumulated undistributed net realized gain (loss)	(4,245)	(93)	31,624	713	(632,699)	4,619	6,046	76,739	496	99
Net unrealized appreciation (depreciation)	(23,311)	0	36,435	(348)	(607,509)	1,611	982	428,163	1,284	3,316

	$2,814,172	$402,740	$874,075	$11,128	$3,714,975	$202,671	$237,874	$6,638,336	$18,506	$30,552

Net Assets:
Institutional Class	$1,244,729	$93,612	$393,995	$11,128	$1,719,970	$44,322	$53,950	$2,160,584	$18,506	$30,552
Administrative Class	308,854	19,254	149,490	0	429,437	9,168	0	395,570	0	0
Other Classes	1,260,589	289,874	330,590	0	1,565,568	149,181	183,924	4,082,182	0	0

Shares Issued and Outstanding:
Institutional Class	125,271	93,612	34,000	1,077	214,806	4,069	4,808	188,761	1,672	2,754
Administrative Class	31,084	19,254	12,901	0	53,632	842	0	34,559	0	0

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Institutional Class	$9.94	$1.00	$11.59	$10.33	$8.01	$10.89	$11.22	$11.45	$11.07	$11.09
Administrative Class	9.94	1.00	11.59	0.00	8.01	10.89	0.00	11.45	0.00	0.00

Cost of Investments Owned	$2,881,809	$400,219	$861,110	$11,433	$4,295,847	$350,628	$354,265	$6,875,628	$17,057	$32,659

Cost of Foreign Currency Held	$1,264	$0	$0	$8	$0	$0	$0	$851	$0	$0

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	51

Statements of Assets and Liabilities (Cont.)
September 30, 2002 (Unaudited)

Amounts in thousands, except per share amounts	Commodity RealReturn Strategy Fund	Foreign Bond Fund	Global Bond Fund	Global Bond Fund II	Emerging Markets Bond Fund	Strategic Balanced Fund

Assets:
Investments, at value	$5,665	$2,002,223	$838,056	$187,583	$388,398	$51,156
Cash	1	248	134	7	4,843	1
Foreign currency, at value	0	28,875	8,312	2,481	0	0
Receivable for investments sold and forward foreign
currency contracts	0	1,040,308	343,248	71,510	10,458	0
Receivable for Fund shares sold	3	3,897	915	476	690	102
Variation margin receivable	0	4,078	1,314	188	0	0
Interest and dividends receivable	223	30,119	15,316	3,299	5,287	69
Prepaid offering expenses	199	0	0	0	0	0
Other assets	0	0	21	0	0	0

	6,091	3,109,748	1,207,316	265,544	409,676	51,328

Liabilities:
Payable for investments purchased and forward foreign
currency contracts	$0	$420,562	$169,773	$29,174	$63,629	$72
Payable for financing transactions	911	1,032,311	503,049	110,610	64,178	0
Payable for short sale	0	483,596	110,113	23,518	10,084	0
Due to Custodian	0	0	0	0	0	0
Written options outstanding	0	17,399	7,233	1,663	0	0
Payable for Fund shares redeemed	0	1,212	313	128	1,280	134
Dividends payable	0	227	246	31	177	0
Accrued investment advisory fee	2	210	75	18	92	0
Accrued administration fee	1	265	89	25	91	9
Accrued distribution fee	0	65	5	12	24	11
Accrued servicing fee	0	68	0	5	16	5
Variation margin payable	0	541	229	0	0	0
Recoupment payable to Manager	0	0	0	0	0	0
Net payable for swap agreements	0	32,401	18,269	2,470	9,148	0
Other liabilities	209	14,595	8,633	1,477	478	0
	1,123	2,003,452	818,027	169,131	149,197	231

Net Assets	$4,968	$1,106,296	$389,289	$96,413	$260,479	$51,097

Net Assets Consist of:
Paid in capital	$4,382	$1,084,767	$375,695	$94,734	$285,590	$73,173
Undistributed (overdistributed) net investment income	261	29,418	(9,092)	578	6,324	1,117
Accumulated undistributed net realized gain (loss)	3	(67,880)	(5,721)	(5,331)	(8)	(9,119)
Net unrealized appreciation (depreciation)	322	59,991	28,407	6,432	(31,427)	(14,074)

	$4,968	$1,106,296	$389,289	$96,413	$260,479	$51,097

Net Assets:
Institutional Class	$4,968	$713,790	$361,838	$66,456	$170,720	$25,841
Administrative Class	0	28,931	27,451	0	6,987	1,490
Other Classes	0	363,575	0	29,957	82,772	23,766

Shares Issued and Outstanding:
Institutional Class	425	67,002	38,532	6,758	20,593	2,919
Administrative Class	0	2,716	2,923	0	844	168

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Institutional Class	$11.69	$10.65	$9.39	$9.83	$8.29	$8.85
Administrative Class	0.00	10.65	9.39	0.00	8.29	8.85

Cost of Investments Owned	$5,343	$1,893,991	$788,318	$177,072	$411,051	$65,229

52	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

Amounts in thousands, except per share amounts	All Asset Fund	Convertible Fund	European Convertible Fund	StocksPLUS Fund	StocksPLUS Total Return Fund	Municipal Bond Fund	Short Duration Municipal Income Fund	California Intermediate Municipal Bond Fund	California Municipal Bond Fund	New York Municipal Bond Fund

Assets:
Investments, at value	$5,348	$26,272	$4,960	$788,672	$421	$350,672	$191,900	$160,754	$22,107	$9,843
Cash	0	5	0	110	1	0	0	0	1	0
Foreign currency, at value	0	132	24	2,802	0	0	0	0	0	0
Receivable for investments sold and forward foreign
currency contracts	0	1	20	184	0	21,782	1,001	6,445	2,530	1,020
Receivable for Fund shares sold	700	25	0	1,866	0	4,922	7,316	1,237	77	215
Variation margin receivable	0	0	0	111	0	0	0	0	0	0
Interest and dividends receivable	15	176	24	3,645	2	4,777	2,084	2,045	212	72
Prepaid offering expenses	6	0	0	0	9	0	0	0	0	0
Other assets	0	0	0	0	0	0	0	0	0	0

	6,069	26,611	5,028	797,390	433	382,153	202,301	170,481	24,927	11,150

Liabilities:
Payable for investments purchased and forward foreign
currency contracts	$15	$0	$5	$74,602	$0	$21,757	$5,042	$3,370	$3,840	$520
Payable for financing transactions	0	0	0	0	0	0	0	0	0	0
Payable for short sale	0	0	0	0	0	0	0	0	0	0
Due to Custodian	0	0	0	0	0	16	2,470	1,487	0	10
Written options outstanding	0	0	0	352	0	0	0	0	0	0
Payable for Fund shares redeemed	0	245	1,000	3,712	0	481	594	21	0	0
Dividends payable	0	0	0	0	0	286	42	72	2	8
Accrued investment advisory fee	1	8	2	226	0	67	27	31	4	2
Accrued administration fee	0	6	1	179	0	81	40	32	4	2
Accrued distribution fee	0	6	0	142	0	64	4	0	1	0
Accrued servicing fee	0	3	0	63	0	38	23	10	1	1
Variation margin payable	0	0	0	6,667	6	235	380	65	0	0
Recoupment payable to Manager	0	2	0	0	0	0	3	7	1	0
Net payable for swap agreements	0	0	0	20,799	0	0	0	0	0	0
Other liabilities	6	0	0	210	9	0	0	0	0	0
	22	270	1,008	106,952	15	23,025	8,625	5,095	3,853	543

Net Assets	$6,047	$26,341	$4,020	$690,438	$418	$359,128	$193,676	$165,386	$21,074	$10,607

Net Assets Consist of:
Paid in capital	$5,845	$53,138	$4,326	$1,271,201	$486	$346,294	$193,396	$157,449	$20,157	$10,129
Undistributed (overdistributed) net investment income	18	902	32	(42,560)	1	583	3	636	8	(8)
Accumulated undistributed net realized gain (loss)	14	(25,038)	(323)	(499,076)	(41)	(6,129)	(2,527)	(1,472)	(19)	140
Net unrealized appreciation (depreciation)	170	(2,661)	(15)	(39,127)	(28)	18,380	2,804	8,773	928	346

	$6,047	$26,341	$4,020	$690,438	$418	$359,128	$193,676	$165,386	$21,074	$10,607

Net Assets:
Institutional Class	$6,047	$12,851	$4,020	$281,468	$418	$87,263	$59,862	$108,098	$11,380	$2,909
Administrative Class	0	7	0	105,870	0	65,826	0	2,128	3,135	0
Other Classes	0	13,483	0	303,100	0	206,039	133,814	55,160	6,559	7,698

Shares Issued and Outstanding:
Institutional Class	574	1,381	428	38,421	49	8,343	5,856	10,267	1,071	266
Administrative Class	0	1	0	14,717	0	6,293	0	202	295	0

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Institutional Class	$10.53	$9.30	$9.42	$7.33	$8.48	$10.46	$10.22	$10.53	$10.53	$10.93
Administrative Class	0.00	9.49	0.00	7.19	0.00	10.46	0.00	10.53	10.53	0.00

Cost of Investments Owned	$5,178	$28,936	$4,990	$792,311	$413	$330,775	$187,406	$151,558	$21,177	$9,497

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	53

Statements of Operations

For the period ended September 30, 2002 (Unaudited)

Amounts in thousands

	Total Return Fund	Total Return Fund II	Total Return Fund III	Moderate Duration Fund	Low Duration Fund	Low Duration Fund II	Low Duration Fund III

Investment Income:
Interest, net of foreign taxes	$1,426,310	$44,506	$23,254	$19,032	$156,110	$8,012	$1,229
Dividends, net of foreign taxes	14,227	0	0	85	213	109	0
Miscellaneous income	0	0	0	0	74	0	0
Total Income	1,440,537	44,506	23,254	19,117	156,397	8,121	1,229
Expenses:
Investment advisory fees	73,629	2,423	1,121	1,006	8,812	489	62
Administration fees	64,379	2,423	1,121	805	8,543	489	62
Distribution and/or servicing fees – Administrative Class	13,036	135	2	0	356	1	0
Distribution and/or servicing fees – Other Classes	30,243	0	0	0	5,100	0	0
Trustees’ fees	70	3	1	1	7	1	0
Organization costs	0	0	0	0	0	0	0
Interest expense	31	8	32	2	0	3	1
Miscellaneous expense	0	0	0	0	0	0	0

Total Expenses	181,388	4,992	2,277	1,814	22,818	983	125

Net Investment Income	1,259,149	39,514	20,977	17,303	133,579	7,138	1,104

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	467,732	11,810	5,425	13,503	32,459	2,088	426
Net realized gain (loss) on futures contracts, written options and swaps	1,195,438	58,895	19,130	5,815	36,791	1,870	190
Net realized gain (loss) on foreign currency transactions	108,961	0	(667)	927	14,339	0	113
Net change in unrealized appreciation (depreciation) on investments	348,436	17,999	(6,131)	2,422	26,959	5,894	325
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	428,974	8,775	9,167	2,268	50,157	1,400	255
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	(21,719)	0	(84)	(261)	(249)	0	(5)
Net Gain (Loss)	2,527,822	97,479	26,840	24,674	160,456	11,252	1,304

Net Increase (Decrease) in Assets Resulting from Operations	$3,786,971	$136,993	$47,817	$41,977	$294,035	$18,390	$2,408

54	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

Amounts in thousands

	Short-Term Fund	Money Market Fund	Long-Term U.S. Government Fund	Investment Grade Corporate Bond Fund	High Yield Fund	Total Return Mortgage Fund	GNMA Fund	Real Return Fund	Real Return Fund II	Real Return Asset Fund

Investment Income:
Interest, net of foreign taxes	$49,478	$3,292	$16,926	$418	$175,419	$2,224	$2,360	$132,863	$534	$815
Dividends, net of foreign taxes	0	0	0	0	2,456	0	0	0	0	0
Miscellaneous income	0	0	0	0	36	0	0	0	0	0
Total Income	49,478	3,292	16,926	418	177,911	2,224	2,360	132,863	534	815
Expenses:
Investment advisory fees	3,545	261	808	17	4,972	163	195	5,857	22	61
Administration fees	3,704	520	1,005	18	6,207	231	334	7,366	17	30
Distribution and/or servicing fees – Administrative Class	381	22	110	0	639	11	0	449	0	0
Distribution and/or servicing fees – Other Classes	2,024	346	825	0	5,741	200	369	7,296	0	0
Trustees’ fees	2	1	1	0	5	0	0	3	0	0
Organization costs	0	0	0	0	0	0	0	1	0	0
Interest expense	6	1	11	0	0	7	6	795	1	0
Miscellaneous expense	0	0	0	0	0	0	0	0	0	1

Total Expenses	9,662	1,151	2,760	35	17,564	612	904	21,767	40	92

Net Investment Income	39,816	2,141	14,166	383	160,347	1,612	1,456	111,096	494	723

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	(6,910)	0	6,462	688	(172,529)	4,044	5,250	72,793	496	102
Net realized gain (loss) on futures contracts, written options and swaps	3,903	0	46,878	73	5,580	575	700	5,994	0	(3)
Net realized gain (loss) on foreign currency transactions	13	0	0	(1)	(2,451)	0	0	(4,635)	0	0
Net change in unrealized appreciation (depreciation) on investments	(17,363)	0	30,021	(331)	(363,461)	2,787	2,595	443,993	1,391	3,748
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	1,504	0	17,241	7	(11,780)	(1,305)	(1,485)	(2,708)	0	(1)
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	10	0	0	0	554	0	0	533	0	0
Net Gain (Loss)	(18,843)	0	100,602	436	(544,087)	6,101	7,060	515,970	1,887	3,846

Net Increase (Decrease) in Assets Resulting from Operations	$20,973	$2,141	$114,768	$819	$(383,740)	$7,713	$8,516	$627,066	$2,381	$4,569

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	55

Statements of Operations (Cont.)

For the period ended September 30, 2002 (Unaudited)

Amounts in thousands

	Commodity RealReturn Strategy Fund	Foreign Bond Fund	Global Bond Fund	Global Bond Fund II	Emerging Markets Bond Fund	Strategic Balanced Fund

Investment Income:
Interest, net of foreign taxes	$308	$18,381	$9,725	$2,043	$11,104	$0
Dividends, net of foreign taxes	0	203	67	22	0	517
Miscellaneous income	0	0	0	0	0	0
Total Income	308	18,584	9,792	2,065	11,104	517
Expenses:
Investment advisory fees	5	1,143	446	112	584	0
Administration fees	2	1,448	535	152	580	61
Distribution and/or servicing fees – Administrative Class	0	30	19	0	11	2
Distribution and/or servicing fees – Other Classes	0	729	0	90	228	113
Trustees’ fees	0	1	0	0	0	0
Organization costs	0	0	0	0	0	0
Interest expense	0	29	6	4	50	0
Miscellaneous expense	0	0	0	0	0	0

Total Expenses	7	3,380	1,006	358	1,453	176

Net Investment Income (Loss)	301	15,204	8,786	1,707	9,651	341

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	3	(33,933)	(7,562)	(1,791)	(462)	(2,699)
Net realized gain (loss) on futures contracts, written options and swaps	0	26,133	7,621	1,504	413	0
Net realized gain (loss) on foreign currency transactions	0	(59,309)	(4,245)	(4,654)	620	0
Net change in unrealized appreciation (depreciation) on investments	322	139,662	65,284	13,273	(32,112)	(6,958)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	0	(37,227)	(22,206)	(3,533)	(9,275)	0
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	(12,154)	620	(964)	31	0
Net Gain (Loss)	325	23,172	39,512	3,835	(40,785)	(9,657)

Net Increase (Decrease) in Assets Resulting from Operations	$626	$38,376	$48,298	$5,542	$(31,134)	$(9,316)

56	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

Amounts in thousands

	All Asset Fund	Convertible Fund	European Convertible Fund	StocksPLUS Fund	StocksPLUS Total Return Fund	Municipal Bond Fund	Short Duration Municipal Income Fund	California Intermediate Municipal Bond Fund	California Municipal Bond Fund	New York Municipal Bond Fund

Investment Income:
Interest, net of foreign taxes	$0	$230	$21	$16,250	$4	$6,621	$1,671	$3,358	$351	$154
Dividends, net of foreign taxes	35	226	5	35	0	0	0	0	0	0
Miscellaneous income	0	0	0	(64,732)	0	1	1	0	0	0
Total Income	35	456	26	(48,447)	4	6,622	1,672	3,358	351	154
Expenses:
Investment advisory fees	2	58	13	1,680	1	336	113	173	18	8
Administration fees	0	47	6	1,352	0	403	163	178	18	11
Distribution and/or servicing fees – Administrative Class	0	0	0	113	0	67	0	3	1	0
Distribution and/or servicing fees – Other Classes	0	62	0	1,478	0	442	99	49	4	5
Trustees’ fees	0	0	0	1	0	0	0	0	0	0
Organization costs	0	0	0	0	0	0	0	0	0	0
Interest expense	0	3	0	2	0	0	0	2	2	0
Miscellaneous expense	0	1	0	0	0	0	3	4	0	0

Total Expenses	2	171	19	4,626	1	1,248	378	409	43	24

Net Investment Income (Loss)	33	285	7	(53,073)	3	5,374	1,294	2,949	308	130

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	14	(961)	(280)	1,191	3	240	(61)	(48)	201	170
Net realized gain (loss) on futures contracts, written options and swaps	0	0	0	(154,523)	(44)	(6,457)	(2,464)	(1,555)	(3)	66
Net realized gain (loss) on foreign currency transactions	0	(9)	72	(67)	0	0	0	0	0	0
Net change in unrealized appreciation (depreciation) on investments	170	(2,313)	188	(1,465)	8	18,890	4,282	7,243	772	227
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	0	0	0	(62,656)	(36)	(1,959)	(1,690)	(715)	(37)	(95)
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	8	(14)	453	0	0	0	0	0	0
Net Gain (Loss)	184	(3,275)	(34)	(217,067)	(69)	10,714	67	4,925	933	368

Net Increase (Decrease) in Assets Resulting from Operations	$217	$(2,990)	$(27)	$(270,140)	$(66)	$16,088	$1,361	$7,874	$1,241	$498

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	57

Statements of Changes in Net Assets

Amounts in thousands

	Total Return Fund		Total Return Fund II		Total Return III Fund
	Six Months Ended September 30, 2002	Year Ended March 31, 2002	Six Months Ended September 30, 2002	Year Ended March 31, 2002	Six Months Ended September 30, 2002	Year Ended March 31, 2002
	(Unaudited)		(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$1,259,149	$2,382,004	$39,514	$80,513	$20,977	$46,449
Net realized gain (loss)	1,772,131	1,406,666	70,705	65,863	23,888	30,390
Net change in unrealized appreciation (depreciation)	755,691	(659,434)	26,774	(32,836)	2,952	(13,566)

Net increase resulting from operations	3,786,971	3,129,236	136,993	113,540	47,817	63,273

Distributions to Shareholders:
From net investment income
Institutional Class	(839,778)	(1,727,121)	(37,430)	(76,508)	(20,913)	(46,036)
Administrative Class	(219,120)	(344,120)	(2,079)	(4,009)	(38)	(438)
Other Classes	(200,636)	(309,378)	0	0	0	0
From net realized capital gains
Institutional Class	0	(927,000)	0	(61,742)	0	(12,875)
Administrative Class	0	(216,063)	0	(3,673)	0	(151)
Other Classes	0	(215,555)	0	0	0	0

Total Distributions	(1,259,534)	(3,739,237)	(39,509)	(145,932)	(20,951)	(59,500)

Fund Share Transactions:
Receipts for shares sold
Institutional Class	7,933,887	12,210,173	377,408	517,374	162,226	133,009
Administrative Class	3,947,600	5,123,488	24,062	65,036	1,049	1,252
Other Classes	4,830,684	5,843,216	0	0	0	0

Issued as reinvestment of distributions
Institutional Class	707,194	2,341,040	30,477	116,001	18,341	53,795
Administrative Class	177,355	462,124	2,054	7,675	25	518
Other Classes	123,598	312,614	0	0	0	0

Cost of shares redeemed
Institutional Class	(6,051,716)	(10,701,797)	(311,718)	(434,820)	(118,172)	(214,489)
Administrative Class	(1,129,156)	(1,915,219)	(32,196)	(36,732)	(303)	(11,864)
Other Classes	(1,573,414)	(2,358,005)	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	8,966,032	11,317,634	90,087	234,534	63,166	(37,779)

Total Increase (Decrease) in Net Assets	11,493,469	10,707,633	187,571	202,142	90,032	(34,006)

Net Assets:
Beginning of period	53,213,026	42,505,393	1,886,323	1,684,181	845,974	879,980
End of period*	$64,706,495	$53,213,026	$2,073,894	$1,886,323	$936,006	$845,974

*Including net undistributed (overdistributed) investment income of:	$210,335	$210,720	$18,104	$18,099	$8,442	$8,416

58	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

	Moderate Duration Fund		Low Duration Fund		Low Duration Fund II		Low Duration Fund III		Short-Term Fund
	Six Months Ended September 30, 2002	Year Ended March 31, 2002	Six Months Ended September 30, 2002	Year Ended March 31, 2002	Six Months Ended September 30, 2002	Year Ended March 31, 2002	Six Months Ended September 30, 2002	Year Ended March 31, 2002	Six Months Ended September 30, 2002	Year Ended March 31, 2002
	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$17,303	$29,870	$133,579	$269,366	$7,138	$24,624	$1,104	$2,221	$39,816	$49,421
Net realized gain (loss)	20,245	16,934	83,589	77,736	3,958	11,922	729	859	(2,994)	3,678
Net change in unrealized appreciation (depreciation)	4,429	(4,936)	76,867	(70,073)	7,294	(8,326)	575	(334)	(15,849)	(10,284)

Net increase resulting from operations	41,977	41,868	294,035	277,029	18,390	28,220	2,408	2,746	20,973	42,815

Distributions to Shareholders:
From net investment income
Institutional Class	(17,326)	(29,872)	(93,688)	(219,800)	(7,111)	(24,635)	(1,103)	(2,221)	(19,845)	(29,948)
Administrative Class	0	0	(5,360)	(10,774)	(13)	(4)	0	(1)	(4,237)	(1,904)
Other Classes	0	0	(34,541)	(38,773)	0	0	0	0	(15,735)	(17,570)
From net realized capital gains
Institutional Class	0	(13,609)	0	(5,977)	0	(8,434)	0	(162)	0	(1,475)
Administrative Class	0	0	0	(354)	0	(2)	0	0	0	(136)
Other Classes	0	0	0	(1,678)	0	0	0	0	0	(1,247)

Total Distributions	(17,326)	(43,481)	(133,589)	(277,356)	(7,124)	(33,075)	(1,103)	(2,384)	(39,817)	(52,280)

Fund Share Transactions:
Receipts for shares sold
Institutional Class	287,513	277,410	2,077,553	2,746,458	254,075	152,623	5,328	18,296	886,439	1,218,044
Administrative Class	0	0	103,492	186,711	467	567	4	5	100,182	326,512
Other Classes	0	0	1,608,132	1,665,238	0	0	0	0	747,226	1,588,251

Issued as reinvestment of distributions
Institutional Class	15,787	39,583	84,434	203,560	6,442	29,336	1,070	2,370	17,236	25,628
Administrative Class	0	0	3,700	8,594	11	5	0	1	4,158	2,016
Other Classes	0	0	21,976	25,669	0	0	0	0	11,392	13,523

Cost of shares redeemed
Institutional Class	(215,515)	(125,254)	(1,301,021)	(2,679,138)	(145,469)	(453,578)	(17,047)	(6,758)	(702,919)	(710,987)
Administrative Class	0	0	(55,456)	(86,011)	(144)	(26)	(3)	0	(83,710)	(42,322)
Other Classes	0	0	(469,771)	(614,010)	0	0	0	0	(594,427)	(614,934)
Net increase (decrease) resulting from Fund share transactions	87,785	191,739	2,073,039	1,457,071	115,382	(271,073)	(10,648)	13,914	385,577	1,805,731

Total Increase (Decrease) in Net Assets	112,436	190,126	2,233,485	1,456,744	126,648	(275,928)	(9,343)	14,276	366,733	1,796,266

Net Assets:
Beginning of period	767,037	576,911	6,060,033	4,603,289	360,696	636,624	57,211	42,935	2,447,439	651,173
End of period*	$879,473	$767,037	$8,293,518	$6,060,033	$487,344	$360,696	$47,868	$57,211	$2,814,172	$2,447,439

*Including net undistributed (overdistributed) investment income of:	$4,186	$4,209	$20,104	$20,114	$106	$92	$113	$112	$(317)	$(316)

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	59

Statements of Changes in Net Assets (Cont.)

Amounts in thousands

	Money Market Fund		Long-Term U.S. Government Fund		Investment Grade Corporate Bond Fund
	Six Months Ended September 30, 2002	Year Ended March 31, 2002	Six Months Ended September 30, 2002	Year Ended March 31, 2002	Six Months Ended September 30, 2002	Year Ended March 31, 2002
	(Unaudited)		(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$2,141	$9,494	$14,166	$31,644	$383	$416
Net realized gain (loss)	0	0	53,340	(2,569)	760	184
Net change in unrealized appreciation (depreciation)	0	0	47,262	(20,667)	(324)	(239)

Net increase (decrease) resulting from operations	2,141	9,494	114,768	8,408	819	361

Distributions to Shareholders:
From net investment income
Institutional Class	(776)	(4,403)	(7,068)	(15,775)	(383)	(416)
Administrative Class	(113)	(360)	(1,927)	(4,324)	0	0
Other Classes	(1,253)	(4,733)	(5,243)	(11,481)	0	0
From net realized capital gains
Institutional Class	0	0	0	(7,799)	0	(279)
Administrative Class	0	0	0	(1,901)	0	0
Other Classes	0	0	0	(6,478)	0	0

Total Distributions	(2,142)	(9,496)	(14,238)	(47,758)	(383)	(695)

Fund Share Transactions:
Receipts for shares sold
Institutional Class	118,000	172,703	154,474	168,745	13,767	0
Administrative Class	41,504	61,315	88,038	69,020	0	0
Other Classes	572,884	916,321	188,862	252,472	0	0

Issued as reinvestment of distributions
Institutional Class	811	4,385	6,237	20,428	381	695
Administrative Class	230	391	1,925	6,224	0	0
Other Classes	1,047	4,002	3,676	12,297	0	0

Cost of shares redeemed
Institutional Class	(129,568)	(208,710)	(59,154)	(156,445)	(9,548)	(20)
Administrative Class	(35,840)	(55,511)	(19,967)	(83,717)	0	0
Other Classes	(449,944)	(960,207)	(122,053)	(199,216)	0	0

Net increase (decrease) resulting from Fund share transactions	119,124	(65,311)	242,038	89,808	4,600	675

Total Increase (Decrease) in Net Assets	119,123	(65,313)	342,568	50,458	5,036	341

Net Assets:
Beginning of period	283,617	348,930	531,507	481,049	6,092	5,751
End of period*	$402,740	$283,617	$874,075	$531,507	$11,128	$6,092

*Including net undistributed (overdistributed) investment income of:	$112	$113	$372	$444	$91	$91

60	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

Statements of Changes in Net Assets (Cont.)

Amounts in thousands

	High Yield Fund		Total Return Mortgage Fund		GNMA Fund		Real Return Fund		Real Return Fund II
	Six Months Ended September 30, 2002	Year Ended March 31, 2002	Six Months Ended September 30, 2002	Year Ended March 31, 2002	Six Months Ended September 30, 2002	Year Ended March 31, 2002	Six Months Ended September 30, 2002	Year Ended March 31, 2002	Six Months Ended September 30, 2002	Period from February 28, 2002 to March 31, 2002
	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$160,347	$253,870	$1,612	$1,837	$1,456	$1,318	$111,096	$$67,329	$494	$76
Net realized gain (loss)	(169,400)	(160,982)	4,619	1,637	5,950	848	74,152	27,718	496	0
Net change in unrealized appreciation (depreciation)	(374,687)	(67,205)	1,482	(498)	1,110	(332)	441,818	(47,485)	1,391	(107)

Net increase (decrease) resulting from operations	(383,740)	25,683	7,713	2,976	8,516	1,834	627,066	47,562	2,381	(31)

Distributions to Shareholders:
From net investment income
Institutional Class	(77,048)	(120,860)	(447)	(903)	(529)	(875)	(43,444)	(34,570)	(494)	(76)
Administrative Class	(21,009)	(43,159)	(113)	(83)	0	0	(9,360)	(4,179)	0	0
Other Classes	(62,992)	(89,466)	(1,035)	(866)	(874)	(498)	(58,292)	(28,755)	0	0
From net realized capital gains
Institutional Class	0	0	0	(681)	0	(429)	0	(9,073)	0	0
Administrative Class	0	0	0	0	0	0	0	(2,027)	0	0
Other Classes	0	0	0	(1,164)	0	(482)	0	(13,921)	0	0

Total Distributions	(161,049)	(253,485)	(1,595)	(3,697)	(1,403)	(2,284)	(111,096)	(92,525)	(494)	(76)

Fund Share Transactions:
Receipts for shares sold
Institutional Class	545,303	1,242,136	24,901	9,237	23,754	53,099	914,377	912,609	1,251	16,000
Administrative Class	135,480	383,346	200	8,400	0	0	151,882	303,160	0	0
Other Classes	524,137	1,111,997	124,295	63,840	163,314	74,554	2,314,015	2,034,105	0	0

Issued as reinvestment of distributions
Institutional Class	59,793	90,010	433	1,548	468	1,168	39,821	40,497	494	76
Administrative Class	20,794	43,040	113	83	0	0	9,351	6,188	0	0
Other Classes	36,114	47,213	844	1,607	651	824	41,606	31,101	0	0

Cost of shares redeemed
Institutional Class	(503,735)	(542,560)	(3,115)	(10,470)	(7,522)	(29,128)	(223,838)	(247,011)	(1,095)	0
Administrative Class	(300,123)	(209,851)	(73)	(35)	0	0	(101,891)	(59,738)	0	0
Other Classes	(414,482)	(423,188)	(31,470)	(18,132)	(48,453)	(11,492)	(361,459)	(536,568)	0	0

Net increase (decrease) resulting from Fund share transactions	103,281	1,742,143	116,128	56,078	132,212	89,025	2,783,864	2,484,343	650	16,076

Total Increase (Decrease) in Net Assets	(441,508)	1,514,341	122,246	55,357	139,325	88,575	3,299,834	2,439,380	2,537	15,969
Net Assets:
Beginning of period	4,156,483	2,642,142	80,425	25,068	98,549	9,974	3,338,502	899,122	15,969	0
End of period*	$3,714,975	$4,156,483	$202,671	$80,425	$237,874	$98,549	$6,638,336	$3,338,502	$18,506	$15,969

*Including net undistributed (overdistributed) investment income of:	$(58)	$644	$176	$159	$136	$83	$2,359	$2,359	$0	$0

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	61

Statements of Changes in Net Assets (Cont.)

Amounts in thousands

	Real Return Asset Fund		Commodity RealReturn Strategy Fund	Foreign Bond Fund		Global Bond Fund
	Six Months Ended September 30, 2002	Period from November 12, 2001 to March 31, 2002	June 28, 2002 to September 30, 2002	Six Months Ended September 30, 2002	Year Ended March 31, 2002	Six Months Ended September 30, 2002	Year Ended March 31, 2002
	(Unaudited)		(Unaudited)	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$723	$84	$301	$15,204	$32,280	$8,786	$15,605
Net realized gain (loss)	99	33	3	(67,109)	39,346	(4,186)	2,898
Net capital gain distributions received from underlying Funds	0	0	0	0	0	0	0
Net change in unrealized appreciation (depreciation)	3,747	(431)	322	90,281	(33,033)	43,698	(7,209)

Net increase (decrease) resulting from operations	4,569	(314)	626	38,376	38,593	48,298	11,294

Distributions to Shareholders:
From net investment income
Institutional Class	(723)	(83)	(40)	(10,420)	(23,434)	(8,435)	(11,085)
Administrative Class	0	0	0	(426)	(809)	(354)	(72)
Other Classes	0	0	0	(4,452)	(8,134)	0	0
From net realized capital gains
Institutional Class	0	0	0	0	(1,201)	0	0
Administrative Class	0	0	0	0	(44)	0	0
Other Classes	0	0	0	0	(505)	0	0
Tax basis return of capital
Institutional Class	0	0	0	0	0	0	(4,363)
Administrative Class	0	0	0	0	0	0	(86)

Total Distributions	(723)	(83)	(40)	(15,298)	(34,127)	(8,789)	(15,606)

Fund Share Transactions:
Receipts for shares sold
Institutional Class	5,506	21,061	4,361	264,413	194,705	101,493	39,724
Administrative Class	0	0	0	13,382	11,206	29,936	8,527
Other Classes	0	0	0	163,470	142,837	0	0

Issued as reinvestment of distributions
Institutional Class	723	83	40	9,511	21,851	6,704	11,983
Administrative Class	0	0	0	417	843	354	157
Other Classes	0	0	0	3,682	7,259	0	0

Cost of shares redeemed
Institutional Class	(270)	0	(19)	(86,140)	(190,979)	(85,484)	(54,609)
Administrative Class	0	0	0	(7,033)	(7,612)	(9,794)	(4,727)
Other Classes	0	0	0	(58,847)	(79,054)	0	0
Net increase (decrease) resulting from Fund share transactions	5,959	21,144	4,382	302,855	101,056	43,209	1,055

Total Increase (Decrease) in Net Assets	9,805	20,747	4,968	325,933	105,522	82,718	(3,257)

Net Assets:
Beginning of period	20,747	0	0	780,363	674,841	306,571	309,828

End of period*	$30,552	$20,747	$4,968	$1,106,296	$780,363	$389,289	$306,571

*Including net undistributed (overdistributed) investment income of:	$34	$34	$261	$29,418	$29,512	$(9,092)	$(9,089)

62	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

Amounts in thousands

	Global Bond Fund II		Emerging Markets Bond Fund		Strategic Balanced Fund		All Asset Fund	Convertible Fund
	Six Months Ended September 30, 2002	Year Ended March 31, 2002	Six Months Ended September 30, 2002	Year Ended March 31, 2002	Six Months Ended September 30, 2002	Year Ended March 31, 2002	July 31, 2002 to September 30, 2002	Six Months Ended September 30, 2002	Year Ended March 31, 2002
	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)	(Unaudited)
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$1,707	$3,398	$9,651	$8,688	$341	$2,896	$33	$285	$576
Net realized gain (loss)	(4,941)	3,636	571	10,618	(2,699)	(4,259)	14	(970)	(11,313)
Net capital gain distributions received from underlying Funds	0	0	0	0	0	239	0	0	0
Net change in unrealized appreciation (depreciation)	8,776	(2,682)	(41,356)	9,149	(6,958)	3,688	170	(2,305)	7,790

Net increase (decrease) resulting from operations	5,542	4,352	(31,134)	28,455	(9,316)	2,564	217	(2,990)	(2,947)

Distributions to Shareholders:
From net investment income
Institutional Class	(1,334)	(2,843)	(6,561)	(6,786)	(285)	(1,548)	(15)	(161)	(1,013)
Administrative Class	0	0	(329)	(746)	(14)	(39)	0	0	(4)
Other Classes	(366)	(556)	(2,812)	(1,106)	(118)	(666)	0	(100)	(1,116)
From net realized capital gains
Institutional Class	0	(1,971)	0	(4,650)	0	0	0	0	0
Administrative Class	0	0	0	(435)	0	0	0	0	0
Other Classes	0	(550)	0	(826)	0	0	0	0	0
Tax basis return of capital
Institutional Class	0	0	0	0	0	0	0	0	0
Administrative Class	0	0	0	0	0	0	0	0	0

Total Distributions	(1,700)	(5,920)	(9,702)	(14,549)	(417)	(2,253)	(15)	(261)	(2,133)

Fund Share Transactions:
Receipts for shares sold
Institutional Class	988	5,057	135,806	159,605	1,376	3,726	5,829	722	1,509
Administrative Class	0	0	3,554	12,302	304	1,409	0	0	0
Other Classes	13,706	9,512	86,223	69,095	4,200	9,166	0	3,062	9,807

Issued as reinvestment of distributions
Institutional Class	1,265	4,667	6,268	11,037	284	1,546	16	140	888
Administrative Class	0	0	328	1,181	14	39	0	0	0
Other Classes	268	792	1,959	1,198	91	487	0	70	734

Cost of shares redeemed
Institutional Class	(4,628)	(5,435)	(122,063)	(50,301)	(1,683)	(22,018)	0	(1,275)	(50,424)
Administrative Class	0	0	(7,348)	(10,725)	(155)	(335)	0	0	(293)
Other Classes	(3,802)	(4,344)	(58,513)	(9,795)	(4,964)	(7,472)	0	(8,408)	(13,550)
Net increase (decrease) resulting from Fund share transactions	7,797	10,249	46,214	183,597	(533)	(13,452)	5,845	(5,689)	(51,329)

Total Increase (Decrease) in Net Assets	11,639	8,681	5,378	197,503	(10,266)	(13,141)	6,047	(8,940)	(56,409)

Net Assets:
Beginning of period	84,774	76,093	255,101	57,598	61,363	74,504	0	35,281	91,690

End of period*	$96,413	$84,774	$260,479	$255,101	$51,097	$61,363	$6,047	$26,341	$35,281

*Including net undistributed (overdistributed) investment income of:	$578	$571	$6,324	$6,375	$1,117	$1,193	$18	$902	$878

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	63

Statements of Changes in Net Assets (Cont.)

Amounts in thousands

	European Convertible Fund		StocksPLUS Fund		StocksPLUS Total Return Fund
	Six Months Ended September 30, 2002	Year Ended March 31, 2002	Six Months Ended September 30, 2002	Year Ended March 31, 2002	June 28, 2002 to September 30, 2002
	(Unaudited)		(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$7	$90	$(53,073)	$30,350	$3
Net realized gain (loss)	(208)	52	(153,399)	(66,413)	(41)
Net change in unrealized appreciation (depreciation)	174	(82)	(63,668)	45,453	(28)

Net increase (decrease) resulting from operations	(27)	60	(270,140)	9,390	(66)

Distributions to Shareholders:
From net investment income
Institutional Class	(21)	(127)	0	(10,083)	(2)
Administrative Class	0	0	0	(1,313)	0
Other Classes	0	0	0	(9,794)	0
From net realized capital gains
Institutional Class	0	(178)	0	0	0
Administrative Class	0	0	0	0	0
Other Classes	0	0	0	0	0

Total Distributions	(21)	(305)	0	(21,190)	(2)

Fund Share Transactions:
Receipts for shares sold
Institutional Class	0	0	28,552	79,926	1,075
Administrative Class	0	0	70,125	49,369	0
Other Classes	0	0	42,929	83,448	0

Issued as reinvestment of distributions
Institutional Class	21	304	0	9,837	3
Administrative Class	0	0	0	1,306	0
Other Classes	0	1	0	7,611	0

Cost of shares redeemed
Institutional Class	(1,010)	0	(45,979)	(97,615)	(592)
Administrative Class	0	0	(14,958)	(4,295)	0
Other Classes	(10)	0	(107,255)	(146,106)	0
Net increase (decrease) resulting from Fund share transactions	(999)	305	(26,586)	(16,519)	486

Total Increase (Decrease) in Net Assets	(1,047)	60	(296,726)	(28,319)	418

Net Assets:
Beginning of period	5,067	5,007	987,164	1,015,483	0
End of period*	$4,020	$5,067	$690,438	$987,164	$418

*Including net undistributed (overdistributed) investment income of:	$32	$46	$(42,560)	$10,513	$1

64	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

Amounts in thousands	Municipal Bond Fund		Short Duration Municipal Income Fund		California Intermediate Municipal Bond Fund		California Municipal Bond Fund		New York Municipal Bond Fund
	Six Months Ended September 30, 2002	Year Ended March 31, 2002	Six Months Ended September 30, 2002	Year Ended March 31, 2002	Six Months Ended September 30, 2002	Year Ended March 31, 2002	Six Months Ended September 30, 2002	Year Ended March 31, 2002	Six Months Ended September 30, 2002	Year Ended March 31, 2002
	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$5,374	$4,866	$1,294	$591	$2,949	$4,536	$308	$566	$130	$228
Net realized gain (loss)	(6,217)	1,501	(2,525)	14	(1,603)	2,479	198	213	236	22
Net change in unrealized appreciation (depreciation)	16,931	(979)	2,592	24	6,528	(2,953)	735	(235)	132	100

Net increase (decrease) resulting from operations	16,088	5,388	1,361	629	7,874	4,062	1,241	544	498	350

Distributions to Shareholders:
From net investment income
Institutional Class	(1,571)	(1,655)	(560)	(591)	(2,122)	(3,266)	(230)	(447)	(55)	(169)
Administrative Class	(1,115)	(314)	0	0	(51)	(72)	(12)	0	0	0
Other Classes	(2,658)	(2,927)	(722)	(1)	(776)	(897)	(65)	(87)	(75)	(56)
From net realized capital gains
Institutional Class	0	(356)	0	(54)	0	(2,483)	0	(385)	0	(154)
Administrative Class	0	(59)	0	0	0	(61)	0	0	0	0
Other Classes	0	(791)	0	0	0	(509)	0	(233)	0	(72)

Total Distributions	(5,344)	(6,102)	(1,282)	(646)	(2,949)	(7,288)	(307)	(1,152)	(130)	(451)

Fund Share Transactions:
Receipts for shares sold
Institutional Class	62,831	41,696	32,709	21,629	26,397	57,076	863	8,220	1,913	575
Administrative Class	32,998	39,822	0	0	5,413	0	3,028	0	0	0
Other Classes	125,027	78,014	159,013	460	35,541	24,544	4,805	7,047	5,292	4,542

Issued as reinvestment of distributions
Institutional Class	1,079	1,794	556	640	1,953	5,621	230	835	41	294
Administrative Class	1,109	370	0	0	45	132	18	0	0	0
Other Classes	1,569	2,222	585	1	511	1,166	51	275	60	111

Cost of shares redeemed
Institutional Class	(31,111)	(15,142)	(4,460)	(4,993)	(7,333)	(63,750)	(2)	(11,071)	(2,078)	(1,680)
Administrative Class	(12,303)	(3,126)	0	0	(5,018)	(171)	0	0	0	0
Other Classes	(21,086)	(36,801)	(26,182)	0	(6,588)	(30,316)	(571)	(5,637)	(147)	(2,635)
Net increase (decrease) resulting from Fund share transactions	160,113	108,849	162,221	17,737	50,921	(5,698)	8,422	(331)	5,081	1,207

Total Increase (Decrease) in Net Assets	170,857	108,135	162,300	17,720	55,846	(8,924)	9,356	(939)	5,449	1,106

Net Assets:
Beginning of period	188,271	80,136	31,376	13,656	109,540	118,464	11,718	12,657	5,158	4,052
End of period*	$359,128	$188,271	$193,676	$31,376	$165,386	$109,540	$21,074	$11,718	$10,607	$5,158

*Including net undistributed (overdistributed) investment income of:	$583	$553	$3	$(9)	$636	$636	$8	$7	$(8)	$(8)

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	65

Statements of Cash Flows

For the period ended September 30, 2002 (Unaudited)

Amounts in thousands

	Real Return Fund	Real Return Asset Fund	Commodity Real Return Strategy Fund	Foreign Bond Fund
Increase (Decrease) in Cash and Foreign Currency from:
Financing Activities:
Sales of Fund shares	$(45,348)	$5,506	$4,628	$439,813
Redemptions of Fund shares	(3,989)	(270)	(19)	(152,876)
Cash distributions paid	(108,482)	1	0	(1,840)
Proceeds from financing transactions	260,509	2,341	911	287,522
Net increase from financing activities	102,690	7,578	5,520	572,619

Operating Activities:
Purchases of long-term securities and foreign currency	(6,505,231)	(22,830)	(5,699)	(4,019,885)
Proceeds from sales of long-term securities and foreign currency	6,444,528	15,798	544	3,441,221
Purchases of short-term securities (net)	(171,523)	(1,258)	(189)	(111,533)
Net investment income	111,096	723	301	15,204
Changes in other receivables/payables (net)	9,725	(61)	(476)	109,491
Net (decrease) from operating activities	(111,405)	(7,628)	(5,519)	(565,502)

Net Increase (Decrease) in Cash and Foreign Currency	(8,715)	(50)	1	7,117

Cash and Foreign Currency:
Beginning of period	9,571	51	0	22,006

End of period	$856	$1	$1	$29,123

Amounts in thousands

	Global Bond Fund	Global Bond Fund II	Emerging Markets Bond Fund
Increase in Cash and Foreign Currency from:
Financing Activities:
Sales of Fund shares	$130,556	$14,296	$227,612
Redemptions of Fund shares	(94,971)	(8,362)	(187,315)
Cash distributions paid	(1,789)	(160)	(1,087)
Proceeds from financing transactions	105,506	25,056	34,044
Net (increase) from financing activities	139,302	30,830	73,254

Operating Activities:
Purchases of long-term securities and foreign currency	(1,296,995)	(311,866)	(530,314)
Proceeds from sales of long-term securities and foreign currency	1,190,703	307,965	517,349
Purchases of short-term securities (net)	(22,326)	(8,921)	(63,201)
Net investment income	8,786	1,707	9,651
Changes in other receivables/payables (net)	(26,147)	(19,913)	(1,896)
Net (decrease) from operating activities	(145,979)	(31,028)	(68,411)

Net Increase (Decrease) in Cash and Foreign Currency	(6,677)	(198)	4,843

Cash and Foreign Currency:
Beginning of period	15,123	2,686	0

End of period	$8,446	$2,488	$4,843

66	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

Schedule of Investments
Total Return Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 21.2%
Banking & Finance 11.7%
AB Spintab
6.800% due 12/29/2049 (a)	$250	$251
Abbey National PLC
6.700% due 06/29/2049 (a)	5,000	5,410
ABN AMRO Bank NV Chicago
7.250% due 05/31/2005	150	165
Air 2 U.S. Equipment Trust
8.027% due 10/01/2019	9,222	6,524
Allstate Corp.
7.875% due 05/01/2005	100	111
6.750% due 05/15/2018	280	301
Allstate Life Funding LLC
2.120% due 07/26/2004 (a)	9,600	9,587
AMERCO
7.135% due 10/15/2002	15,000	14,730
7.230% due 01/21/2027	1,250	1,114
American Express Credit Corp.
7.450% due 08/10/2005 (a)	1,000	1,126
American Express Travel
5.625% due 01/22/2004	22,700	23,699
American General Finance
6.250% due 12/18/2002	1,165	1,175
6.375% due 03/01/2003	350	356
6.170% due 05/06/2003	3,200	3,276
8.125% due 03/15/2046	270	327
Aon Capital Trust A
8.205% due 01/01/2027	725	514
Aristar, Inc.
7.375% due 09/01/2004	20,000	21,688
Associates Corp. of North America
6.000% due 12/01/2002	500	503
5.750% due 11/01/2003	5,425	5,660
5.800% due 04/20/2004	510	537
6.625% due 06/15/2005	4,830	5,281
Atlas Reinsurance PLC
4.560% due 04/04/2003 (a)	22,700	22,785
5.560% due 10/04/2004 (a)	3,000	3,023
Banc One Corp
7.000% due 07/15/2005	100	112
Banco Nacional de Comercio Exterior
7.250% due 02/02/2004	29,323	30,768
Bank of America Corp.
7.500% due 10/15/2002	1,200	1,202
6.850% due 03/01/2003	65	66
9.200% due 05/15/2003	90	94
6.875% due 06/01/2003	100	103
6.500% due 08/15/2003	150	156
6.625% due 06/15/2004	40	43
6.125% due 07/15/2004	600	641
6.750% due 09/15/2005	200	223
5.250% due 02/01/2007	40	43
7.800% due 02/15/2010	300	363
8.570% due 11/15/2024	125	162
Bank One Corp.
2.029% due 09/26/2003 (a)	700	701
2.027% due 05/07/2004 (a)	8,200	8,214
6.500% due 02/01/2006	660	730
Bayerische Landesbank NY
6.200% due 02/09/2006 (a)	250	253
Bear Stearns Cos., Inc.
6.488% due 10/02/2002	5,000	5,000
6.125% due 02/01/2003	25	25
6.750% due 04/15/2003	105	108
2.120% due 05/06/2003 (a)	27,224	27,223
2.070% due 07/22/2003 (a)	25,500	25,444
6.700% due 08/01/2003	100	104
2.047% due 12/01/2003 (a)	107,100	107,283
6.625% due 01/15/2004	200	210
6.150% due 03/02/2004 (a)	200	210
8.750% due 03/15/2004	75	81
2.380% due 05/24/2004 (a)	29,300	29,443
2.226% due 06/01/2004 (a)	12,665	12,688
2.130% due 09/16/2005 (a)	16,000	15,776
Beaver Valley Funding Corp.
8.250% due 06/01/2003	39	39
Beneficial Corp.
6.030% due 01/14/2003	320	322
Bombardier Capital, Inc.
7.300% due 12/15/2002	9,000	8,896
Caterpillar Financial Services Corp.
7.700% due 11/05/2003	600	636
Chase Manhanttan Corp.
5.750% due 04/15/2004 (a)	150	157
6.000% due 11/01/2005	50	53
6.125% due 11/01/2008	400	442
Chrysler Financial Co. LLC
1.990% due 02/10/2003 (a)	17,700	17,671
Chubb Capital Corp.
6.875% due 02/01/2003	100	102
Cincinnati Financial Corp.
6.900% due 05/15/2028	55,360	55,075
CIT Group, Inc.
2.210% due 10/01/2002 (a)	8,000	8,000
6.150% due 12/15/2002	20	20
7.375% due 03/15/2003	11,850	12,097
2.310% due 04/07/2003 (a)	19,277	19,244
5.625% due 10/15/2003	250	255
7.500% due 11/14/2003	35	36
5.625% due 05/17/2004	12,350	12,652
7.250% due 08/15/2005	90	95
7.625% due 08/16/2005	15	16
7.375% due 04/02/2007	30,295	32,457
7.750% due 04/02/2012	27,900	30,405
Citicorp
8.000% due 02/01/2003	250	255
CitiFinancial Credit Co.
7.750% due 03/01/2005	1,230	1,367
6.750% due 07/01/2007	450	509
Citigroup, Inc.
5.800% due 03/15/2004	200	210
6.750% due 12/01/2005	100	111
7.250% due 10/01/2010	325	373
CNA Financial Corp.
6.250% due 11/15/2003	65	65
Comerica Bank
7.250% due 06/15/2007	200	230
Compagnie Financiere de CIC—UE
3.270% due 06/29/2049 (a)	1,500	1,485
Countrywide Home Loans, Inc.
6.250% due 04/15/2009 (a)	600	650
Credit Asset Receivable LLC
6.274% due 10/31/2003	13,342	13,424
DaimlerChrysler Financial Services North America LLC
2.000% due 02/03/2003 (a)	90,000	89,865
1.990% due 03/06/2003 (a)	35,000	34,926
1.980% due 03/10/2003 (a)	65,000	64,856
1.940% due 06/17/2003 (a)	1,200	1,195
1.940% due 06/18/2003 (a)	42,700	42,511
DBS Group Holdings Ltd.
7.875% due 08/10/2009	6,000	7,036
Deutsche Telekom International Finance BV
8.250% due 06/15/2005	113,600	121,923
8.500% due 06/15/2010	16,000	17,580
8.750% due 06/15/2030	169,700	182,485
Dow Capital BV
7.125% due 01/15/2003	100	101
Duke Capital Corp.
2.461% due 02/28/2003 (a)	2,000	1,985
7.250% due 10/01/2004	9,000	9,424
6.250% due 07/15/2005	325	334
Export-Import Bank Korea
6.500% due 11/15/2006	9,035	10,033
7.100% due 03/15/2007	31,900	36,330
Farmers Insurance
8.625% due 05/01/2024	275	210

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	67

Schedule of Investments
Total Return Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

Finova Group, Inc.
7.500% due 11/15/2009 (b)	$27,255	$8,449
First Chicago Corp.
4.250% due 07/28/2003 (a)	50	50
First National Bank Chicago
8.080% due 01/05/2018	250	315
First Security Corp.
5.875% due 11/01/2003	9,325	9,704
Ford Credit Canada
1.986% due 12/16/2002 (a)	95,600	95,362
Ford Motor Credit Co.
7.750% due 11/15/2002	5,730	5,750
6.000% due 01/14/2003	1,100	1,104
7.500% due 01/15/2003	250	252
1.963% due 02/03/2003 (a)	40,000	39,623
1.877% due 02/13/2003 (a)	276,185	273,094
2.010% due 03/17/2003 (a)	88,800	87,692
2.550% due 04/17/2003 (a)	71,180	70,310
6.125% due 04/28/2003	34,530	34,791
2.076% due 06/02/2003 (a)	89,300	87,441
1.982% due 06/06/2003 (a)	7,500	7,416
2.110% due 06/20/2003 (a)	43,000	42,044
2.340% due 06/23/2003 (a)	201,211	197,713
6.625% due 06/30/2003	825	834
2.040% due 11/24/2003 (a)	47,000	45,582
7.500% due 06/15/2004	100	102
6.700% due 07/16/2004	26,300	26,440
8.250% due 02/23/2005	2,500	2,564
7.600% due 08/01/2005	5,000	5,030
6.375% due 12/15/2005	100	97
7.200% due 06/15/2007	25	25
5.800% due 01/12/2009 (a)	655	592
7.375% due 10/28/2009	200	190
7.875% due 06/15/2010	295	291
7.375% due 02/01/2011	1,285	1,214
7.250% due 10/25/2011	69,250	64,118
Gemstone Investors Ltd.
7.710% due 10/31/2004	114,600	91,796
General Electric Capital Corp.
5.650% due 03/31/2003	125	127
6.800% due 11/01/2005	100	111
7.875% due 12/01/2006	30	35
8.500% due 07/24/2008	100	124
6.125% due 02/22/2011	74,050	80,537
6.900% due 09/15/2015	100	117
General Motors Acceptance Corp.
6.625% due 10/01/2002	5,000	5,000
9.000% due 10/15/2002	9,300	9,318
1.842% due 11/12/2002 (a)	10,200	10,185
1.980% due 12/09/2002 (a)	64,050	63,942
6.750% due 12/10/2002	500	503
6.200% due 12/15/2002	500	503
5.480% due 12/16/2002	150	151
2.170% due 12/19/2002 (a)	18,600	18,561
6.000% due 01/15/2003	990	998
5.875% due 01/22/2003	130,500	131,554
1.910% due 02/14/2003 (a)	12,600	12,535
1.925% due 03/10/2003 (a)	7,000	6,955
5.950% due 03/14/2003	12,400	12,550
6.750% due 03/15/2003	49,725	50,505
7.125% due 05/01/2003	36,000	36,646
2.233% due 05/16/2003 (a)	105,575	104,808
1.820% due 07/20/2003 (a)	5,754	5,754
2.135% due 07/21/2003 (a)	33,900	33,491
2.142% due 08/04/2003 (a)	214,595	211,801
1.857% due 08/18/2003 (a)	133,390	131,325
5.550% due 09/15/2003	37,000	37,582
6.625% due 10/20/2003	2,000	2,052
2.070% due 11/07/2003 (a)	16,100	15,805
5.750% due 11/10/2003	1,100	1,122
2.580% due 01/20/2004 (a)	390,435	383,372
6.380% due 01/30/2004	4,000	4,102
2.670% due 03/22/2004 (a)	128,600	125,878
2.010% due 04/05/2004 (a)	29,700	28,770
2.110% due 04/05/2004 (a)	67,047	64,948
2.442% due 05/10/2004 (a)	149,100	145,185
2.457% due 05/17/2004 (a)	79,800	77,802
2.070% due 05/28/2004 (a)	73,000	70,452
6.850% due 06/17/2004	1,200	1,243
2.290% due 07/20/2004 (a)	14,300	13,802
2.210% due 07/21/2004 (a)	35,300	34,020
2.210% due 07/30/2004 (a)	85,427	82,426
2.544% due 09/20/2004 (a)	10,068	10,055
6.625% due 10/15/2005	100	105
6.650% due 11/17/2005	500	522
6.750% due 01/15/2006	565	586
6.125% due 02/01/2007	2,535	2,567
6.150% due 04/05/2007	150	152
6.125% due 01/22/2008	500	499
8.950% due 07/02/2009	9,992	11,469
7.750% due 01/19/2010	40	41
7.250% due 03/02/2011	1,000	997
7.000% due 02/01/2012	2,000	1,955
7.430% due 12/01/2021	237	240
8.000% due 11/01/2031	57,340	55,731
Golden State Holdings
2.822% due 08/01/2003 (a)	500	498
Goldman Sachs Group LP
6.625% due 12/01/2004	275	297
2.460% due 02/09/2009 (a)	10,000	10,129
6.500% due 02/25/2009	140	154
Hartford Life, Inc.
6.900% due 06/15/2004	600	639
Heller Financial, Inc.
2.057% due 04/28/2003 (a)	26,000	26,037
2.087% due 04/28/2003 (a)	73,100	73,217
8.000% due 06/15/2005	700	794
Hertz Corp.
7.000% due 07/15/2003	13,300	13,334
Hitachi Credit America
2.193% due 10/15/2003 (a)	11,500	11,514
Household Bank
2.038% due 10/22/2003 (a)	18,000	17,795
Household Capital Trust III
2.205% due 06/26/2004 (a)	23,925	22,099
Household Finance Corp.
5.875% due 11/01/2002 (a)	200	200
6.125% due 02/27/2003	500	506
2.060% due 06/24/2003 (a)	32,900	32,577
2.146% due 05/28/2004 (a)	170,700	165,282
6.500% due 01/24/2006	65	66
7.200% due 07/15/2006	450	459
5.875% due 02/01/2009	70	66
Household Netherlands BV
6.125% due 03/01/2003	18,100	18,186
HSBC Capital Funding LP
9.547% due 12/31/2049 (a)	76,400	92,672
10.176% due 12/31/2049	46,160	61,750
10.176% due 12/31/2049 (a)	20,000	27,310
International Bank for Reconstruction & Development
7.000% due 01/27/2005	700	776
J.P. Morgan & Co., Inc.
6.700% due 11/01/2007	30	33
6.698% due 02/15/2012 (a)	600	606
JET Equipment Trust
10.000% due 06/15/2012	80	39
10.690% due 05/01/2015	100	15
John Hancock
7.375% due 02/15/2024	360	388
KBC Bank Fund Trust III
9.860% due 11/29/2049 (a)	5,700	6,907
Key Bank USA NA
7.550% due 09/15/2006	350	403
Korea Development Bank
7.625% due 10/01/2002	9,750	9,750
7.625% due 10/01/2002	7,370	7,370

68	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

6.500% due 11/15/2002	$440	$442
6.625% due 11/21/2003	2,090	2,189
7.125% due 04/22/2004 (a)	320	342
6.750% due 12/01/2005	55	60
7.250% due 05/15/2006	50	57
Landesbank Baden-Wuerttemberg AG
6.350% due 04/01/2012	60,000	67,929
LB Rheinland—PFALZ
6.875% due 02/23/2028	3,400	3,837
Lehman Brothers Holdings, Inc.
7.625% due 06/01/2006 (a)	350	395
8.250% due 06/15/2007	70	82
LG&E Capital Corp.
6.205% due 05/01/2004	1,000	1,046
6.460% due 01/15/2008 (a)	3,000	3,249
Liberty Mutual Insurance
8.200% due 05/04/2007	17,510	18,498
Lion Connecticut Holdings
6.375% due 08/15/2003	200	207
7.250% due 08/15/2023	50	56
Lloyds TSB Bank PLC
2.180% due 08/25/2010 (a)	3,000	3,005
MCN Investment Corp.
7.120% due 01/16/2004	7,500	7,734
Merrill Lynch & Co., Inc.
8.300% due 11/01/2002	700	703
6.000% due 02/12/2003	500	507
6.875% due 03/01/2003	140	143
6.550% due 08/01/2004	2,400	2,564
7.150% due 09/15/2004	360	390
4.540% due 03/08/2005	40	41
7.375% due 05/15/2006	565	635
7.000% due 04/27/2008	100	114
Metropolitan Life Insurance Co.
6.300% due 11/01/2003	6,800	7,075
MIC Financing Trust I
8.375% due 02/01/2027	36,000	35,960
Monumental Global Funding II
2.044% due 09/26/2003 (a)	8,500	8,522
Morgan Stanley Group, Inc.
6.375% due 12/15/2003	150	158
5.625% due 01/20/2004	1,200	1,250
Morgan Stanley TRACERS
6.977% due 09/15/2011 (a)	171,296	186,028
6.414% due 03/15/2012	81,250	82,699
National Rural Utilities Cooperative Finance Corp.
6.250% due 04/15/2003	50,000	51,075
1.990% due 07/17/2003 (a)	10,000	9,957
2.820% due 04/26/2004 (a)	138,200	138,614
7.250% due 03/01/2012	65,000	72,331
8.000% due 03/01/2032	70,850	81,246
National Westminster Bank PLC
9.375% due 11/15/2003	200	216
Newcourt Credit Group, Inc.
6.875% due 02/16/2005	7,500	7,833
Nordbanken AB
8.950% due 11/29/2049	28,000	33,297
Osprey Trust
8.310% due 01/15/2003	76,155	14,089
Pacific Life Insurance Co.
7.900% due 12/30/2023	8,000	9,451
Parker Retirement Savings Plan
6.340% due 07/15/2008	640	706
Pemex Finance Ltd.
6.125% due 11/15/2003	8,666	8,961
Pemex Project Funding Master Trust
3.360% due 01/07/2005 (a)	152,300	152,457
7.875% due 02/01/2009	3,330	3,355
8.000% due 11/15/2011	100,500	101,128
PNC Funding Corp.
6.875% due 03/01/2003	100	102
7.000% due 09/01/2004 (a)	20,000	21,505
Popular, Inc.
6.625% due 01/15/2004	23,000	24,145
Premium Asset Trust
2.105% due 11/27/2004 (a)	48,900	49,049
2.160% due 10/06/2005 (a)	300	300
2.155% due 09/08/2007 (a)	25,200	25,200
Prime Property Funding II
7.000% due 08/15/2004	110	118
Protective Life Funding Trust
2.210% due 01/17/2003 (a)	22,000	22,021
Prudential Funding Corp.
6.375% due 07/23/2006	100	110
6.625% due 04/01/2009	17,000	18,471
Qwest Capital Funding, Inc.
7.000% due 08/03/2009	22,500	10,125
7.250% due 02/15/2011	31,868	14,341
7.750% due 02/15/2031	12,500	5,063
Racers
2.056% due 03/03/2003 (a)	282,400	282,530
2.510% due 04/01/2003 (a)	20,000	19,506
2.591% due 04/01/2003 (a)	20,000	19,500
5.560% due 04/28/2003 (a)	45,000	46,103
2.476% due 09/15/2005 (a)	45,000	40,860
Reliance Group Holdings, Inc.
9.750% due 11/15/2003 (b)	10,000	100
9.000% due 11/15/2049 (b)	19,000	570
Residential Reinsurance Ltd.
6.796% due 06/01/2004 (a)	88,200	89,651
Rothmans Holdings
6.500% due 05/06/2003	16,890	17,312
Royal Bank of Scotland Group PLC
8.817% due 03/31/2049	45,400	51,651
9.118% due 03/31/2049	92,400	116,415
Salomon Smith Barney Holdings, Inc.
6.125% due 01/15/2003 (a)	290	293
2.080% due 01/17/2003	15,000	15,010
6.750% due 02/15/2003	450	458
2.210% due 01/22/2004 (a)	10,000	10,000
7.000% due 03/15/2004	100	107
2.142% due 05/04/2004 (a)	10,020	10,054
Sears Roebuck Acceptance Corp.
6.720% due 10/23/2002	8,000	8,020
6.410% due 11/19/2002	5,235	5,264
6.000% due 03/20/2003	154,750	157,519
Societe Generale Real Estate LLC
7.640% due 12/29/2049 (a)	23,000	25,021
Spieker Properties, Inc.
6.950% due 12/15/2002	1,600	1,612
6.800% due 05/01/2004	1,100	1,159
Sun Life of Canada (U.S.)
8.526% due 05/29/2049	250	267
Targeted Return Index Securities Trust
6.708% due 01/15/2012 (a)	19,015	20,687
The Money Store, Inc.
7.300% due 12/01/2002	100	101
Transamerica Finance Corp.
7.500% due 03/15/2004	270	288
Trinom Ltd.
5.820% due 12/18/2004 (a)	48,700	49,046
U.S. Bancorp
2.022% due 03/06/2003	600	601
6.500% due 06/15/2004	600	643
Verizon Global Funding Corp.
6.750% due 12/01/2005	16,135	17,024
7.600% due 03/15/2007	4,000	4,378
6.125% due 06/15/2007	12,490	13,020
7.250% due 12/01/2010	300	314
7.375% due 09/01/2012	1,050	1,108
7.750% due 12/01/2030	100	100
Wachovia Corp.
6.375% due 04/15/2003	200	205
4.950% due 11/01/2006	46,300	49,498

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	69

Schedule of Investments (Cont.)
Total Return Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

Wells Fargo & Co.
6.625% due 07/15/2004	$6,500	$7,002
7.250% due 08/24/2005	400	447
6.450% due 02/01/2011	375	424
Wells Fargo Financial, Inc.
6.250% due 11/01/2002	100	100
7.000% due 01/15/2003	380	385
6.000% due 02/01/2004	50	52
Western Capital
8.796% due 01/07/2003 (a)	15,600	15,600

		7,548,412

Industrials 4.4%
AIC Corp.
2.010% due 10/02/2002 (a)	42,250	42,250
Air Products & Chemicals, Inc.
6.250% due 06/15/2003	2,500	2,563
Akzo Nobel, Inc.
6.000% due 11/15/2003	32,000	33,251
Albertson’s, Inc.
6.550% due 08/01/2004	240	256
7.500% due 02/15/2011	75	87
Allied Waste Industries, Inc.
6.100% due 01/15/2003	6,000	6,001
Allied Waste North America, Inc.
7.375% due 01/01/2004	20,425	20,323
America West Airlines, Inc.
6.870% due 01/02/2017 (a)	1,767	1,507
American Airlines, Inc.
9.850% due 06/15/2008	1,572	1,542
9.850% due 06/15/2008	200	196
10.210% due 01/01/2010	12,500	12,261
10.610% due 03/04/2011 (a)	1,895	1,867
6.978% due 04/01/2011	40,788	42,310
7.024% due 04/15/2011	5,000	5,149
7.858% due 10/01/2011	86,200	91,710
9.780% due 11/26/2011	363	331
10.190% due 05/26/2016	3,661	3,699
Amoco Corp.
6.250% due 10/15/2004 (a)	1,000	1,079
Anadarko Petroleum Corp.
5.375% due 03/01/2007	2,250	2,411
Anheuser-Busch Cos., Inc.
6.750% due 08/01/2003	600	627
6.000% due 04/15/2011	95	107
AOL Time Warner, Inc.
6.125% due 04/15/2006	300	283
6.150% due 05/01/2007	290	268
6.875% due 05/01/2012	73,700	67,203
7.625% due 04/15/2031	27,800	23,250
7.700% due 05/01/2032	144,970	123,245
Baxter International, Inc.
9.500% due 06/15/2008	200	246
Bayer Corp.
6.500% due 10/01/2002 (a)	250	250
Boeing Co.
6.350% due 06/15/2003	750	767
6.625% due 02/15/2038	335	337
Campbell Soup Co.
4.750% due 10/01/2003 (a)	700	718
Canadian National Railway Co.
6.450% due 07/15/2006	550	609
6.375% due 10/15/2011	65	73
Cemex SA de CV
8.625% due 07/18/2003	36,050	37,537
Coastal Corp.
2.422% due 07/21/2003 (a)	7,700	7,317
6.200% due 05/15/2004	3,000	2,371
6.500% due 05/15/2006	110	83
7.500% due 08/15/2006	9,075	6,903
6.375% due 02/01/2009	9,000	5,858
7.750% due 06/15/2010	15,500	11,022
9.625% due 05/15/2012	9,000	6,626
6.700% due 02/15/2027	400	288
7.420% due 02/15/2037	9,000	5,685
Coca-Cola Enterprises, Inc.
6.000% due 07/15/2003 (a)	250	258
4.000% due 06/01/2005	65	68
5.750% due 11/01/2008	100	111
Colgate-Palmolive Co.
6.000% due 08/15/2003	45	46
ConAgra Foods, Inc.
2.475% due 09/10/2003 (a)	48,500	48,605
Conoco, Inc.
2.630% due 10/15/2002 (a)	15,000	15,003
6.950% due 04/15/2029	25	28
Continental Airlines, Inc.
6.410% due 04/15/2007	308	294
6.800% due 07/02/2007	21	17
6.954% due 08/02/2009	11,802	10,091
7.056% due 09/15/2009	40,409	39,543
7.487% due 10/02/2010	1,215	1,183
7.730% due 03/15/2011	2,171	1,699
6.503% due 06/15/2011	9,220	8,733
6.900% due 01/02/2018	1,393	1,291
6.820% due 05/01/2018	6,443	5,928
7.256% due 03/15/2020	26,001	25,158
7.707% due 04/02/2021	3,792	3,559
Cox Enterprises, Inc.
2.722% due 05/01/2033 (a)	1,100	1,090
DaimlerChrysler North America Holding Corp.
2.596% due 12/16/2002 (a)	85,200	85,293
7.750% due 05/27/2003	48,000	49,456
2.322% due 08/01/2003 (a)	19,600	19,544
2.000% due 08/21/2003 (a)	38,000	37,846
2.323% due 08/02/2004 (a)	3,400	3,364
2.053% due 08/16/2004 (a)	56,100	55,321
6.900% due 09/01/2004	30	32
7.300% due 01/15/2012	700	774
8.500% due 01/18/2031	2,000	2,385
Delta Air Lines Equipment Trust
9.550% due 01/02/2008 (c)	7,773	8,375
10.430% due 01/02/2011	3,755	3,047
10.140% due 08/14/2012	1,000	769
10.000% due 06/05/2013	10,828	8,767
10.060% due 01/02/2016	6,500	5,252
Delta Air Lines, Inc.
10.570% due 01/02/2007 (c)	13,889	14,370
7.379% due 05/18/2010	8,798	9,299
7.570% due 11/18/2010	41,250	43,948
7.111% due 03/18/2013	60,000	63,243
9.200% due 09/23/2014	6,000	4,206
10.000% due 12/05/2014	5,000	3,939
10.500% due 04/30/2016	27,950	23,499
Duke Energy Field Services
7.500% due 08/16/2005	6,600	6,805
Duty Free International, Inc.
7.000% due 01/15/2004	175	86
Eastman Chemical Co.
6.375% due 01/15/2004	5,750	6,012
Electric Lightwave, Inc.
6.050% due 05/15/2004	10,700	10,068
Eli Lilly & Co.
6.250% due 03/15/2003	100	102
5.500% due 07/15/2006	110	119
Enron Corp.
8.000% due 08/15/2005 (b)	3,200	656
Enterprise Products Partners LP
7.500% due 02/01/2011	35	39
Federal Express Corp.
6.845% due 01/15/2019 (a)	785	839
FMC Corp.
6.375% due 09/01/2003	4,000	3,836
Ford Capital BV
9.500% due 06/01/2010	200	214

70	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

Ford Motor Co.
7.250% due 10/01/2008	$800	$777
6.500% due 08/01/2018	50	39
7.450% due 07/16/2031	60,350	49,797
Fortune Brands, Inc.
8.500% due 10/01/2003	500	529
Fred Meyer, Inc.
7.375% due 03/01/2005	38,100	41,806
7.450% due 03/01/2008	100	115
General Motors Corp.
6.250% due 05/01/2005	300	308
General Motors Nova Scotia Finance
6.850% due 10/15/2008	19,240	19,870
Gillette Co.
6.250% due 08/15/2003 (a)	750	777
5.750% due 10/15/2005	1,500	1,640
Grupo Iusacell SA de CV
10.000% due 07/15/2004 (a)	4,882	3,051
Harrahs Operating Co., Inc.
7.875% due 12/15/2005	5,000	5,300
HCA, Inc.
8.130% due 08/04/2003	7,300	7,551
6.910% due 06/15/2005 (a)	9,500	9,945
6.730% due 07/15/2045	32,560	33,018
Heinz (H.J.) Co.
6.875% due 01/15/2003	100	101
Hershey Foods Corp.
7.200% due 08/15/2027	30	36
HNA Holdings, Inc.
6.125% due 02/01/2004	200	209
Honeywell International, Inc.
6.125% due 11/01/2011	650	711
IBM Corp.
7.250% due 11/01/2002	625	627
IMEXA Export Trust
10.125% due 05/31/2003	2,460	904
International Game Technology
7.875% due 05/15/2004	14,500	15,153
International Paper Co.
8.000% due 07/08/2003	300	312
Kerr-McGee Corp.
2.600% due 06/28/2004 (a)	85,100	85,056
Kinder Morgan, Inc.
6.450% due 03/01/2003	240	243
Kraft Foods, Inc.
4.625% due 11/01/2006	25	26
5.625% due 11/01/2011	655	709
Kroger Co.
7.150% due 03/01/2003	13,000	13,237
Limestone Electron Trust
8.625% due 03/15/2003	132,950	118,432
Mandalay Resort Group
6.750% due 07/15/2003	4,500	4,545
Martin Marietta Corp.
6.500% due 04/15/2003	50	51
Mazda Manufacturing Corp.
10.500% due 07/01/2008 (c)	1,797	2,063
Nabisco, Inc.
6.125% due 02/01/2033	34,745	35,125
News American Holdings, Inc.
7.750% due 01/20/2024	18,000	17,127
Noble Affiliates, Inc.
8.950% due 12/15/2004	11,500	12,274
Norfolk Southern Corp.
7.875% due 02/15/2004 (a)	50	54
Northern National Gas Co.
6.875% due 05/01/2005	8,250	8,539
Northwest Airlines, Inc.
8.970% due 01/02/2015 (a)	1,486	1,405
Occidental Petroleum Corp.
6.400% due 04/01/2003 (a)	33,910	34,576
Park Place Entertainment Corp.
7.950% due 08/01/2003	18,500	18,814
Petroleos Mexicanos
8.850% due 09/15/2007	1,800	1,944
9.375% due 12/02/2008	49,650	53,374
9.500% due 09/15/2027	31,000	34,100
Pharmacia Corp.
5.750% due 12/01/2005	575	629
Philip Morris Cos., Inc.
7.250% due 01/15/2003 (a)	10,000	10,122
8.250% due 10/15/2003	1,000	1,055
6.800% due 12/01/2003	68,345	71,410
7.000% due 07/15/2005	15,125	16,604
6.950% due 06/01/2006	9,540	10,574
7.200% due 02/01/2007	39,000	43,459
Qwest Corp.
7.625% due 06/09/2003	25,400	24,511
5.650% due 11/01/2004	6,610	5,718
7.200% due 11/01/2004	5,200	4,758
7.500% due 11/01/2008	75	30
5.625% due 11/15/2008	5,000	3,825
8.875% due 03/15/2012	108,600	95,025
7.500% due 06/15/2023	25,000	17,125
7.250% due 09/15/2025	16,750	11,306
7.200% due 11/10/2026	2,150	1,430
8.875% due 06/01/2031	7,223	5,742
6.875% due 09/15/2033	22,950	15,721
7.250% due 10/15/2035	5,000	3,300
Safeway, Inc.
6.850% due 09/15/2004	250	267
Sara Lee Corp.
6.300% due 11/07/2005	500	554
SCL Terminal Aereo Santiago
6.950% due 07/01/2012	4,670	5,169
Scotia Pacific Co. LLC
7.710% due 01/20/2014	230	153
Sears Roebuck Acceptance Corp.
7.000% due 02/01/2011	630	683
6.500% due 12/01/2028	20	19
Singapore Telecommunications Ltd.
7.375% due 12/01/2031	12,500	13,832
SmithKline Beecham Corp.
7.375% due 04/15/2005	150	169
Sonat, Inc.
6.750% due 10/01/2007	2,000	1,342
7.625% due 07/15/2011	21,920	14,382
Southern National Gas Co.
7.350% due 02/15/2031	200	160
Southwestern Public Service Co.
5.125% due 11/01/2006	700	653
SR Wind Ltd.
6.992% due 05/18/2005 (a)	12,000	12,025
7.492% due 05/18/2005 (a)	13,000	13,249
Systems 2001 Asset Trust
7.156% due 12/15/2011	29,511	32,471
TCI Communications, Inc.
8.250% due 01/15/2003	43,125	42,943
2.520% due 03/11/2003 (a)	5,000	4,963
6.375% due 05/01/2003	8,280	8,167
8.650% due 09/15/2004	625	615
8.000% due 08/01/2005	450	435
Telus Corp.
8.000% due 06/01/2011	6,250	4,813
Tennessee Gas Pipeline Co.
7.000% due 10/15/2028	13,400	9,945
Texaco Capital, Inc.
8.500% due 02/15/2003	700	717
6.000% due 06/15/2005	400	437
Texas Eastern Transmission Corp.
7.300% due 12/01/2010	250	283
Time Warner Entertainment Co. L.P.
7.975% due 08/15/2004	15,032	14,923
7.250% due 09/01/2008	9,020	8,739
10.150% due 05/01/2012	250	258
6.875% due 06/15/2018	140	116

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	71

Schedule of Investments (Cont.)
Total Return Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

9.150% due 02/01/2023	$475	$442
8.375% due 03/15/2023	210	197
7.570% due 02/01/2024	10,130	8,317
6.950% due 01/15/2028	2,645	2,056
6.625% due 05/15/2029	130	99
TRW, Inc.
6.625% due 06/01/2004	3,925	4,096
TTX Co.
6.170% due 02/05/2003	10,000	10,117
Turner Broadcasting System, Inc.
7.400% due 02/01/2004	3,095	3,057
Tyco International Group SA
6.125% due 01/15/2009	100	83
UAL Equipment Trust
11.080% due 05/27/2006	10,249	8,801
Union Pacific Corp.
6.930% due 06/01/2003	1,000	1,028
6.625% due 02/01/2008	4,250	4,826
6.625% due 02/01/2029	50	55
Unisys Corp.
9.210% due 01/21/2017	15,900	12,416
United Air Lines, Inc.
2.026% due 12/02/2002 (a)	17,559	15,840
9.200% due 03/22/2008	3,380	2,388
6.201% due 09/01/2008	6,000	4,968
7.730% due 07/01/2010	5,000	4,188
7.186% due 04/01/2011	19,632	16,445
6.932% due 09/01/2011 (a)	10,500	6,363
10.360% due 11/13/2012	7,000	2,520
6.071% due 03/01/2013	4,493	3,715
10.020% due 03/22/2014	14,225	5,733
10.850% due 07/05/2014	34,111	15,434
10.850% due 02/19/2015	3,000	1,357
10.125% due 03/22/2015	14,300	11,734
9.060% due 06/17/2015	6,000	4,252
United Technologies Corp.
7.125% due 11/15/2010	450	530
6.350% due 03/01/2011	550	623
US Airways, Inc.
6.850% due 01/30/2018	136	120
Viacom, Inc.
6.750% due 01/15/2003	2,000	2,023
Wal-Mart Stores, Inc.
6.375% due 03/01/2003	50	51
6.500% due 06/01/2003	200	206
Walt Disney Co.
5.125% due 12/15/2003	500	511
5.500% due 12/29/2006	725	755
Waste Management, Inc.
6.500% due 12/15/2002	4,800	4,816
6.375% due 12/01/2003	11,900	11,953
8.000% due 04/30/2004	5,525	5,709
6.500% due 05/15/2004	94,000	95,802
7.375% due 08/01/2010	12,600	13,291
7.750% due 05/15/2032	1,255	1,272
Weyerhaeuser Co.
6.000% due 08/01/2006	30	32
Williams Cos., Inc.
6.500% due 08/01/2006	400	258
7.125% due 09/01/2011	5,000	3,125
7.625% due 07/15/2019	34,770	19,297
7.875% due 09/01/2021	74,985	42,367
7.500% due 01/15/2031	15,000	8,175
7.750% due 06/15/2031	21,150	11,527
8.750% due 03/15/2032	137,680	80,543
Witco Corp.
6.600% due 04/01/2003	100	99

		2,827,384

Utilities 5.1%
Alabama Power Co.
5.350% due 11/15/2003	1,600	1,646
ALLETE, Inc.
2.710% due 10/20/2003 (a)	79,700	79,498
Ashland, Inc.
2.380% due 03/07/2003 (a)	300	299
AT&T Canada, Inc.
10.750% due 11/01/2007 (a)(b)	11,000	1,265
AT&T Corp.
5.360% due 11/21/2003 (a)	1,400	1,325
5.625% due 03/15/2004	250	248
7.300% due 11/15/2011	87,300	84,406
7.300% due 11/15/2011	865	836
6.500% due 03/15/2029	1,690	1,407
8.000% due 11/15/2031	256,950	238,406
AT&T Wireless Services, Inc.
7.500% due 05/01/2007	130	111
7.875% due 03/01/2011	340	262
8.125% due 05/01/2012	48,515	37,424
8.750% due 03/01/2031	16,205	11,696
Baltimore Gas & Electric
6.125% due 07/01/2003	150	155
Bell Atlantic Maryland, Inc.
8.000% due 10/15/2029	1,125	1,289
Bell Atlantic Virginia, Inc.
5.625% due 03/01/2007	500	501
BellSouth Corp.
6.000% due 10/15/2011	50	54
BellSouth Telecommunications, Inc.
6.250% due 05/15/2003	100	102
British Telecom PLC
3.121% due 12/15/2003 (a)	191,460	191,111
7.875% due 12/15/2005	6,800	7,595
8.375% due 12/15/2010	86,200	101,454
8.875% due 12/15/2030	435	526
Carolina Power & Light, Inc.
7.875% due 04/15/2004	6,000	6,431
CE Electric Funding
6.853% due 12/30/2004	250	267
Central Maine Power Co.
7.430% due 08/25/2003	13,000	13,522
Cingular Wireless, Inc.
7.125% due 12/15/2031	10,000	8,828
Cleveland Electric Illuminating Co.
9.500% due 05/15/2005	33,500	33,697
CMS Energy Corp.
8.375% due 07/01/2003	15,000	12,752
6.750% due 01/15/2004	1,000	820
7.000% due 01/15/2005	41,325	32,252
Columbia Energy Group
6.610% due 11/28/2002	5,000	4,991
Columbus Southern Power Co.
6.850% due 10/03/2005	10,000	10,953
Comcast Cable Communications
8.375% due 05/01/2007	145	144
Commonwealth Edison Co.
6.625% due 07/15/2003	1,000	1,031
2.480% due 09/30/2003 (a)	40,000	39,775
Consolidated Edison, Inc.
6.375% due 04/01/2003	1,000	1,019
Consolidated Natural Gas Co.
7.250% due 10/01/2004	43,750	47,203
6.250% due 11/01/2011	15	16
Cox Communications, Inc.
2.470% due 11/07/2002 (a)	16,000	15,973
Dominion Resources, Inc.
6.000% due 01/31/2003	12,950	13,058
7.600% due 07/15/2003	35,000	36,122
DTE Energy Co.
7.110% due 11/15/2038 (a)	94,750	97,383
Dynegy Holdings, Inc.
8.750% due 02/15/2012	100,850	31,768
El Paso Corp.
6.950% due 12/15/2007	8,900	5,881
6.750% due 05/15/2009	16,069	10,460
7.000% due 05/15/2011	29,250	19,338
7.875% due 06/15/2012	37,100	25,273

72	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

8.050% due 10/15/2030	$9,700	$6,125
7.800% due 08/01/2031	4,500	2,842
7.750% due 01/15/2032	94,740	60,784
El Paso Electric Co.
9.400% due 05/01/2011	7,455	7,880
El Paso Natural Gas Co.
8.375% due 06/15/2032	21,420	17,475
Entergy Arkansas, Inc.
7.720% due 03/01/2003	1,300	1,325
Entergy Gulf States, Inc.
3.006% due 06/02/2003 (a)	7,000	6,999
3.106% due 09/01/2004 (a)	24,800	24,734
Entergy Louisiana, Inc.
8.500% due 06/01/2003	3,000	3,105
Entergy Mississippi, Inc.
2.472% due 05/03/2004 (a)	31,000	30,668
FirstEnergy Corp.
7.375% due 11/15/2031	18,800	16,559
Florida Power & Light
6.875% due 12/01/2005	4,000	4,457
FPL Group Capital, Inc.
7.625% due 09/15/2006	725	816
France Telecom SA
4.576% due 03/14/2003 (a)	247,905	244,740
2.465% due 07/16/2003 (a)	138,700	138,783
8.700% due 03/01/2006 (a)	22,500	23,957
9.250% due 03/01/2011	44,800	48,958
10.000% due 03/01/2031	125,720	139,449
GTE California, Inc.
5.500% due 01/15/2009	100	101
GTE Corp.
6.360% due 04/15/2006	550	581
6.940% due 04/15/2028	5,410	5,077
Hawaiian Electric Industries, Inc.
2.910% due 04/15/2003 (a)	2,400	2,404
Houston Lighting & Power Co.
8.750% due 03/01/2022	10,000	10,433
Idaho Power Corp.
6.850% due 10/01/2002	2,750	2,750
Indiana Bell Telephone Co., Inc.
5.500% due 04/01/2007	500	502
Indianapolis Power & Light Co.
7.375% due 08/01/2007	225	235
Korea Electric Power Corp.
7.000% due 10/01/2002	380	380
6.375% due 12/01/2003	220	230
Mirant Corp.
7.900% due 07/15/2009	175	86
Nevada Power Co.
6.200% due 04/15/2004 (a)	15,000	14,256
New England Telephone & Telegraph Co.
6.250% due 03/15/2003	50	51
New York Telephone Co.
6.250% due 02/15/2004	150	155
6.000% due 04/15/2008	45	47
Niagara Mohawk Power Co.
7.250% due 10/01/2002	24,783	24,783
7.375% due 07/01/2003	39,162	40,439
7.375% due 08/01/2003	1,645	1,707
NorAm Energy Corp.
6.375% due 11/01/2003	22,250	19,363
Nortel Networks Corp.
6.875% due 10/01/2002	200	200
Northern States Power Co.
8.000% due 08/28/2012	14,000	15,194
NRG Energy, Inc.
8.000% due 11/01/2003 (b)	6,000	1,410
NRG Northeast Generating LLC
8.065% due 12/15/2004 (b)	198	168
Ohio Bell Telephone Co.
5.375% due 03/01/2007	950	954
Ohio Power Co.
7.000% due 07/01/2004 (a)	24,000	24,871
Orange PLC
8.750% due 06/01/2006	360	397
Pacific Bell
7.000% due 07/15/2004	50	53
Pacific Gas & Electric Co.
5.875% due 10/01/2005 (b)	100	95
7.250% due 08/01/2026 (b)	10,000	9,150
7.057% due 10/31/2049 (a)(b)	33,700	31,678
PP&L, Inc.
6.550% due 03/01/2006 (a)	500	546
Progress Energy, Inc.
6.550% due 03/01/2004	12,400	12,921
7.100% due 03/01/2011	575	629
7.000% due 10/30/2031	600	601
PSE&G Energy Holdings, Inc.
9.125% due 02/10/2004	120	113
PSE&G Power LLC
7.750% due 04/15/2011	4,300	4,400
6.950% due 06/01/2012	35,000	33,975
8.625% due 04/15/2031	29,450	29,420
Public Service Co. of Colorado
6.000% due 04/15/2003	750	746
Public Service Electric & Gas Co.
6.250% due 01/01/2007	1,500	1,656
Ras Laffan Liquid Natural Gas
8.294% due 03/15/2014	145	163
South Point Energy
8.400% due 05/30/2012	21,814	14,615
Sprint Capital Corp.
9.500% due 04/01/2003	13,820	13,000
5.700% due 11/15/2003	32,700	29,786
5.875% due 05/01/2004	43,275	37,424
7.900% due 03/15/2005	24,000	19,499
7.125% due 01/30/2006	5,025	3,789
6.000% due 01/15/2007	140,030	96,346
6.125% due 11/15/2008	31,465	20,909
6.375% due 05/01/2009	5,000	3,327
7.625% due 01/30/2011	77,533	52,443
8.375% due 03/15/2012	350,225	245,132
6.900% due 05/01/2019	45,860	26,868
6.875% due 11/15/2028	68,415	39,514
8.750% due 03/15/2032	289,725	194,380
Telekomunikacja Polska SA
7.125% due 12/10/2003	12,200	12,068
7.750% due 12/10/2008	7,895	7,289
Toledo Edison Co.
7.850% due 03/31/2003	7,000	7,081
7.875% due 08/01/2004	500	527
TXU Corp.
6.375% due 06/15/2006	2,235	2,169
TXU Eastern Funding Co.
6.450% due 05/15/2005	15,270	15,205
TXU Electric Co.
6.750% due 03/01/2003	150	153
2.426% due 06/15/2003 (a)	17,500	17,395
8.250% due 04/01/2004	500	540
U.S. West Communications, Inc.
6.000% due 08/01/2007	2,070	1,728
Union Electric Co.
8.000% due 12/15/2022	1,000	1,043
United Telephone Company of the Northwest
6.890% due 07/01/2008 (c)	2,760	2,346
Verizon Florida, Inc.
6.125% due 01/15/2013	45,900	46,520
Verizon Maryland, Inc.
6.125% due 03/01/2012	11,720	11,927
Verizon New York, Inc.
6.875% due 04/01/2012	14,500	15,272
7.375% due 04/01/2032	25,500	25,625
Verizon Pennsylvania
5.650% due 11/15/2011	1,050	1,033

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	73

Schedule of Investments (Cont.)
Total Return Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

Verizon Wireless, Inc.
2.220% due 12/17/2003 (a)	$16,000	$15,342
5.375% due 12/15/2006	2,340	2,204
Virginia Electric and Power Co.
5.375% due 02/01/2007	700	748
Vodafone Group PLC
7.750% due 02/15/2010	500	566
Wilmington Trust Co.—Tucson Electric
10.370% due 01/02/2007	8,092	8,301
10.500% due 01/02/2007	6,636	6,745
10.500% due 07/01/2008	155	178
10.732% due 01/01/2013 (c)	991	1,037
WorldCom, Inc.—WorldCom Group
7.375% due 01/15/2003 (b)	21,150	2,644
7.875% due 05/15/2003 (b)	10,700	1,338
6.250% due 08/15/2003 (b)	7,500	938
6.400% due 08/15/2005 (b)	15,100	1,888
7.375% due 01/15/2006 (b)	46,800	5,850
7.750% due 04/01/2007 (b)	2,000	250
8.250% due 05/15/2010 (b)	11,500	1,438
7.500% due 05/15/2011 (b)	72,383	9,048

		3,326,617

Total Corporate Bonds & Notes (Cost $ 14,554,480)		13,702,413

MUNICIPAL BONDS & NOTES 0.2%
Alabama 0.1%
Alabama State General Obligation Bonds, Series 2001 7.150% due 09/01/2021	13,228	13,735
Birmingham, Alabama Water and Sewer System Revenue Bonds, (MBIA Insured), Series 2002 5.000% due 01/01/2043	12,350	12,597

		26,332

California 0.0%
California State Department of Water Resources Center Valley Project Revenue Bonds, Series 2000 8.190% due 12/01/2029 (a)	2,500	2,670

Illinois 0.0%
Chicago, Illinois Housing Authority Revenue Bonds, Series 2001 5.375% due 07/01/2016	500	538
Illinois State General Obligation Bonds, (MBIA Insured), Series 2002 4.750% due 10/01/2027	25,795	25,720

		26,258

Iowa 0.0%
University of Iowa Facilities Authority Revenue Bonds, (AMBAC Insured), Series 2002 4.750% due 06/01/2028	5,120	5,171

Massachusetts 0.1%
Southbridge Associations Limited Liability Corporation Massachusetts Revenue Bonds, (MBIA-Insured), Series 2000 7.590% due 02/01/2022	31,105	37,481

Nevada 0.0%
Clark County, Neveda General Obligation Bonds, (FGIC Insured), Series 2001 5.000% due 06/01/2031	13,480	13,755

New Jersey 0.0%
Mercer County, New Jersey Important Authority Revenue Bonds, Series 2000 9.720% due 01/01/2018 (a)	2,990	3,962
Mercer County, New Jersey Improvement Authority Revenue Bonds, Series 1978 5.800% due 01/01/2018	55	64

		4,026

Ohio 0.0%
Ohio State Water Development Authority Revenue Bonds, Series 2002 4.750% due 12/01/2027	5,000	5,023

South Carolina 0.0%
South Carolina State Public Services Authority Revenue Bonds, (FSA Insured), Series 2002 5.125% due 01/01/2032	17,000	17,678

Texas 0.0%
Killeen, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2002 4.750% due 02/15/2028	12,000	12,017

Washington 0.0%
Washington State General Obligation Bonds, (MBIA Insured), Series 2002 5.000% due 07/01/2027	10,000	10,255

Total Municipal Bonds & Notes (Cost $ 150,333)		160,666

U.S. GOVERNMENT AGENCIES 0.6%
Fannie Mae
6.250% due 11/15/2002	50	50
5.750% due 04/15/2003	45	46
4.000% due 12/10/2004	300	305
4.375% due 10/15/2006	555	586
5.250% due 04/15/2007	1,611	1,758
6.250% due 02/01/2011	600	667
Federal Home Loan Bank
5.250% due 01/15/2006	165	171
Freddie Mac
9.000% due 09/15/2008	37	40
5.875% due 03/21/2011	500	545
6.375% due 08/01/2011	1,300	1,406
0.000% due 11/24/2014	150	82
Small Business Administration
7.640% due 03/10/2010	64,207	73,832
7.449% due 08/01/2010	112,286	128,383
6.344% due 08/10/2011	3,444	3,748
6.030% due 02/01/2012	34,665	37,506
7.700% due 07/01/2016	570	651
6.950% due 11/01/2016	3,604	4,049
6.700% due 12/01/2016	13,660	15,257
7.150% due 03/01/2017	6,446	7,338
7.500% due 04/01/2017	4,028	4,630
7.190% due 12/01/2019	430	496
7.630% due 06/01/2020	21,651	25,378
6.900% due 12/01/2020	9,362	10,660
6.340% due 03/01/2021	30,542	33,912
5.340% due 11/01/2021	15,742	16,675

Total U.S. Government Agencies (Cost $ 328,592)		368,171

U.S. TREASURY OBLIGATIONS 3.7%
Treasury Inflation Protected Securities (g)
3.375% due 01/15/2007	187,499	204,286
3.625% due 01/15/2008	446	492
3.875% due 01/15/2009	13,178	14,821
4.250% due 01/15/2010	12,096	13,942
3.500% due 01/15/2011	698	774
3.375% due 01/15/2012	11,461	12,680
3.000% due 07/15/2012	66,618	71,719
3.875% due 04/15/2029	195,109	240,106
3.375% due 04/15/2032	315	366

74	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

U.S. Treasury Bonds
7.250% due 05/15/2016	$237,185	$308,026
7.500% due 11/15/2016	905,286	1,200,494
8.750% due 05/15/2017	150,800	221,535
0.000% due 02/15/2027	147,800	42,296
0.000% due 11/15/2027	289,300	80,447
U.S. Treasury Notes
5.750% due 11/15/2005	1,005	1,117
6.500% due 10/15/2006	185	214
6.625% due 05/15/2007	340	400
4.875% due 02/15/2012	115	127

Total U.S. Treasury Obligations (Cost $ 2,389,209)		2,413,842

MORTGAGE-BACKED SECURITIES 53.3%
Collateralized Mortgage Obligations 20.4%
ABN AMRO Mortgage Corp.
6.750% due 09/25/2028	3,765	3,924
6.750% due 11/25/2028	600	616
6.500% due 06/25/2029 (a)	7,093	7,570
American Southwest Financial Securities Corp.
7.248% due 11/25/2038 (a)	63,351	71,097
Amresco Commercial Mortgage Funding I
7.180% due 06/17/2029	350	389
Aurora Loan Services
2.510% due 05/25/2030 (a)	14,378	14,422
Bank of America Funding Corp.
6.750% due 11/20/2032	17,000	17,411
Bank of America Mortgage Securities, Inc.
6.250% due 07/25/2014	9,010	9,534
6.250% due 08/25/2028	25,000	26,580
7.250% due 10/25/2029	11,984	12,311
6.630% due 02/25/2031	6,855	7,030
6.234% due 07/25/2031 (a)	677	690
6.750% due 08/25/2031	9,442	9,656
7.000% due 03/25/2032	53,400	55,086
6.373% due 07/25/2032 (a)	127,737	131,090
Bank of America Mortgage Securities, Inc.—A20
6.500% due 05/25/2029	5,837	6,177
Bank of America Mortgage Securities, Inc.—A4
6.500% due 05/25/2029 (a)	29,000	30,912
Bear Stearns Adjustable Rate Mortgage Trust
4.770% due 11/25/2030 (a)	75,499	78,017
7.465% due 12/25/2030 (a)	18,583	18,661
7.490% due 12/25/2030 (a)	20,891	20,981
6.912% due 02/25/2031 (a)	7,598	7,737
7.001% due 02/25/2031 (a)	10,328	10,599
6.952% due 06/25/2031 (a)	27,694	28,421
6.688% due 09/25/2031 (a)	21,272	21,652
6.552% due 10/25/2031 (a)	12,512	12,711
6.709% due 11/25/2031 (a)	16,371	16,800
6.823% due 11/25/2031 (a)	20,299	20,566
6.147% due 12/25/2031 (a)	78,971	81,044
6.184% due 12/25/2031 (a)	588	603
6.195% due 12/25/2031 (a)	124,650	127,922
6.295% due 12/25/2031 (a)	166,480	170,850
6.299% due 01/25/2032 (a)	285,988	289,676
6.759% due 01/25/2032 (a)	25,225	25,887
6.401% due 02/25/2032 (a)	71,721	73,604
5.439% due 10/25/2032 (a)	78,253	79,328
Bear Stearns Commercial Mortgage Securities, Inc.
5.910% due 05/14/2008	112	120
5.060% due 12/15/2010	32,164	33,867
Bear Stearns Commercial Mortgage Securities, Inc.—A3
7.000% due 05/20/2030 (a)	39,566	45,142
Bear Stearns Commercial Mortgage Securities, Inc.—A4
7.000% due 05/20/2030 (a)	10,732	12,355
Bear Stearns Mortgage Securities, Inc.
2.563% due 10/25/2023 (a)	1,512	1,513
7.000% due 03/25/2027	4,653	4,689
7.750% due 06/25/2027	228	232
8.125% due 09/25/2027	978	977
7.000% due 02/25/2028 (a)	8,109	8,257
6.750% due 04/30/2030	179	188
6.390% due 06/25/2030 (a)	3,423	3,405
Capco America Securitization Corp.
5.860% due 12/15/2007	38	41
Cendant Mortgage Corp.
6.501% due 11/18/2028 (a)	12,838	13,314
6.506% due 11/18/2028 (a)	6,776	7,062
2.463% due 08/25/2030 (a)	646	647
6.100% due 06/25/2031	24,239	24,976
Chase Commercial Mortgage Securities Corp.
7.600% due 12/18/2005	94	96
7.631% due 07/15/2032	275	328
Chase Mortgage Finance Corp.
7.000% due 08/25/2024 (a)	1,381	1,394
6.750% due 03/25/2025 (a)	13,098	13,590
6.500% due 06/25/2028	167	167
6.750% due 10/25/2028	39,000	40,813
6.500% due 02/25/2029	20,000	21,160
6.350% due 07/25/2029	31,515	32,147
6.190% due 12/25/2029 (a)	19,010	19,503
7.750% due 08/25/2030	11,141	11,390
6.221% due 07/25/2032 (a)	139,331	142,792
Chemical Mortgage Securities, Inc.
7.250% due 01/25/2026	6,946	6,935
Citicorp Mortgage Securities, Inc.
6.605% due 10/25/2022 (a)	5,485	5,558
6.250% due 04/25/2024	11,796	12,228
6.250% due 08/25/2024	105	108
7.250% due 10/25/2027	12,034	12,327
6.750% due 09/25/2028	9,137	9,438
6.500% due 10/25/2028	36,098	38,079
7.000% due 11/25/2028	11,000	12,103
7.000% due 09/25/2030	8,035	8,411
7.500% due 10/25/2030	12,385	12,562
7.000% due 02/25/2031	36,610	38,412
6.500% due 03/25/2031	4,405	4,578
6.000% due 11/25/2031	3,784	3,723
CMC Securities Corp. III
6.750% due 05/25/2028	5,000	5,218
CMC Securities Corp. IV—IA6
7.250% due 11/25/2027	404	410
CMC Securities Corp. IV—IIA6
7.250% due 11/25/2027	9,035	9,228
Collateralized Mortgage Obligation Trust
8.000% due 09/20/2021	3,490	3,499
Collateralized Mortgage Securities Corp.
11.450% due 11/01/2015 (a)	75	75
8.750% due 04/20/2019	206	209
8.800% due 04/20/2019	141	143
COMM Mortgage Trust
6.145% due 02/15/2008	12,038	12,985
Commercial Mortgage Acceptance Corp.
7.030% due 05/15/2009	75	87
Commercial Mortgage Asset Trust
7.546% due 01/17/2010	500	591
6.975% due 04/17/2013	145	168
Countrywide Alternative Loan Trust
8.000% due 07/25/2030	533	532
7.000% due 10/25/2031	16,145	16,689
Countrywide Funding Corp.
6.750% due 03/25/2024	14,026	14,667
6.875% due 03/25/2024	9,080	9,271
Countrywide Funding Corp.—A11
6.625% due 02/25/2024	110	115
Countrywide Funding Corp.—A9
6.625% due 02/25/2024	33,827	34,998
Countrywide Home Loans, Inc.
6.500% due 07/25/2013	5,676	5,851
6.250% due 08/25/2014 (a)	3,412	3,613
6.750% due 11/25/2025	25,567	26,398
7.500% due 04/25/2027	1,078	1,076
7.500% due 06/25/2027	4,523	4,516

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	75

Schedule of Investments (Cont.)
Total Return Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

7.500% due 09/25/2027	$6,823	$6,813
7.250% due 12/25/2027	6,224	6,296
7.250% due 02/25/2028	59,054	59,922
6.750% due 06/25/2028	15,103	15,312
6.750% due 10/25/2028	15,567	15,846
6.750% due 11/25/2028	5,000	5,250
6.500% due 01/25/2029	24,978	26,305
6.500% due 03/25/2029 (a)	21,744	23,045
6.050% due 04/25/2029	1,180	1,184
7.250% due 08/25/2029	7,200	7,342
7.750% due 10/25/2030	29,364	29,883
7.750% due 12/25/2030	12,977	13,015
6.068% due 07/19/2031 (a)	7,268	7,459
6.050% due 10/25/2031	9,913	10,168
6.500% due 10/25/2031	12,735	12,841
2.313% due 06/25/2032 (a)	46,183	46,262
6.500% due 08/25/2032 (a)	70,444	72,253
Credit-Based Asset Servicing & Securitization LLC
2.193% due 10/25/2028 (a)	3,882	3,880
2.223% due 09/25/2029 (a)	576	575
2.133% due 02/25/2030 (a)	25,479	25,362
2.150% due 01/25/2032 (a)	42,748	42,718
Crusade Global Trust
2.080% due 02/15/2030 (a)	45,102	45,204
CS First Boston Mortgage Securities Corp.
6.750% due 01/15/2008	18,027	18,192
7.290% due 09/15/2009	335	393
6.750% due 09/25/2028	6,960	7,214
6.750% due 12/27/2028	14,504	15,123
6.960% due 06/20/2029	85	86
7.500% due 03/25/2031	30,503	31,702
2.413% due 06/25/2031 (a)	26,142	26,219
2.163% due 08/25/2031 (a)	4,794	4,766
2.363% due 11/25/2031 (a)	677	678
6.169% due 12/25/2031	61,138	60,895
2.213% due 02/25/2032 (a)	16,304	16,280
6.248% due 04/25/2032 (a)	100,437	103,074
2.200% due 05/25/2032 (a)	94,992	95,068
6.400% due 01/17/2035	136	140
DLJ Commercial Mortgage Corp.
2.080% due 05/05/2003 (a)	15,244	15,239
7.300% due 06/10/2032	515	602
DLJ Mortgage Acceptance Corp.
7.580% due 02/12/2006 (a)	4,000	4,216
6.445% due 08/01/2021 (a)(c)	2,517	2,554
8.000% due 03/25/2022	76	76
6.950% due 12/25/2022 (a)	580	580
6.836% due 03/25/2023 (a)	103	103
7.684% due 03/25/2024 (a)	105	106
7.557% due 05/25/2024 (a)	52	52
7.907% due 10/25/2024 (a)	208	210
2.313% due 06/25/2026 (a)	772	773
6.850% due 12/17/2027	6,297	6,499
Drexel Burnham Lambert CMO Trust
9.500% due 11/20/2017	308	309
DVI Business Credit Receivable Corp. III
2.503% due 10/15/2003 (a)	3,850	3,865
E-Trade Bank Mortgage-Backed Securities Trust
7.174% due 09/25/2031	32,076	32,865
Fannie Mae
7.500% due 05/25/2005	6,700	6,781
5.500% due 05/02/2006	500	539
7.000% due 05/25/2006	130	135
7.500% due 05/25/2007	266	273
6.000% due 07/25/2007	60	60
6.500% due 08/25/2007	2,371	2,448
6.740% due 08/25/2007	425	477
6.270% due 09/25/2007	3,000	3,201
7.000% due 10/25/2007	150	158
6.250% due 01/25/2008	50,000	54,601
6.500% due 05/25/2008	344	364
10.500% due 08/25/2008	3,783	3,908
13.661% due 09/25/2008 (a)	1,582	1,679
4.000% due 02/25/2009	98	99
6.000% due 02/25/2009	1,330	1,416
6.500% due 02/25/2009	40	42
6.500% due 03/25/2009	95	102
6.875% due 06/25/2009	10	10
6.500% due 08/25/2010	27	27
6.370% due 02/25/2013	28,500	31,363
6.500% due 04/25/2013	75	80
8.000% due 12/25/2016 (a)	98	109
11.000% due 11/25/2017	673	784
9.250% due 04/25/2018	93	105
9.300% due 05/25/2018	358	405
2.393% due 06/25/2018 (a)	2	2
9.500% due 06/25/2018	299	339
5.750% due 09/25/2018	200	206
9.500% due 11/25/2018	238	238
9.500% due 06/25/2019	736	830
7.500% due 12/25/2019	6,180	6,773
9.000% due 12/25/2019	2,955	3,301
7.000% due 03/25/2020	634	680
7.500% due 05/25/2020	1,433	1,554
6.000% due 07/25/2020	109	111
5.000% due 09/25/2020 (a)	163	164
9.000% due 09/25/2020	1,479	1,653
8.000% due 12/25/2020	15,166	15,658
8.750% due 01/25/2021	1,545	1,704
9.000% due 01/25/2021	2,561	2,844
5.750% due 02/18/2021 (a)	100	101
9.000% due 03/25/2021	254	285
7.000% due 05/25/2021	226	227
6.500% due 06/25/2021	3,667	3,877
8.000% due 07/25/2021	7,114	7,768
8.500% due 09/25/2021	2,487	2,743
7.000% due 10/25/2021	5,069	5,429
8.000% due 10/25/2021	91	91
7.000% due 11/25/2021	3,264	3,288
5.000% due 12/25/2021	500	508
4.000% due 01/25/2022	62	62
7.750% due 01/25/2022	11,329	12,323
8.000% due 01/25/2022	2,056	2,061
6.250% due 03/25/2022	6,626	6,844
6.550% due 03/25/2022	150	154
5.000% due 04/25/2022	38	38
7.000% due 04/25/2022	17,091	18,297
7.000% due 04/25/2022	155	171
7.375% due 05/25/2022	10,387	11,178
7.500% due 05/25/2022	1,980	2,114
7.000% due 06/25/2022	681	730
8.000% due 06/25/2022	4,529	5,057
7.000% due 07/25/2022	3,139	3,387
7.500% due 07/25/2022	806	862
8.000% due 07/25/2022	14,492	15,705
8.000% due 07/25/2022	24,851	27,247
6.500% due 10/25/2022	4,608	4,830
7.800% due 10/25/2022	1,651	1,788
6.500% due 03/25/2023	1,474	1,514
7.000% due 03/25/2023	32,138	33,072
6.900% due 05/25/2023	182	205
1.000% due 09/25/2023	73	72
6.750% due 09/25/2023	4,543	4,649
6.500% due 10/25/2023	9,804	10,531
6.750% due 10/25/2023	683	749
6.500% due 12/25/2023	176	187
5.000% due 01/25/2024	294	300
6.500% due 02/25/2024 (a)	5,150	5,635
7.000% due 03/25/2024 (a)	9,983	10,252
6.000% due 06/25/2024	340	355
6.500% due 08/17/2024	17,000	18,377
6.000% due 12/25/2024	711	722
4.750% due 01/25/2025	155	156
6.000% due 01/25/2025	130	136
2.163% due 02/25/2025 (a)	2,800	2,805
6.600% due 05/18/2025 (a)	219	221

76	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

7.500% due 11/17/2025 (a)	$289	$320
7.500% due 12/25/2025	184	187
7.000% due 02/15/2026	41	42
6.500% due 05/25/2026	150	156
7.000% due 07/18/2026	93	93
6.500% due 09/18/2026	91	93
7.000% due 12/18/2026	18,754	20,171
6.000% due 12/25/2026	170	178
8.500% due 02/17/2027	1,605	1,756
6.000% due 03/25/2027	320	336
5.000% due 04/18/2027	957	978
6.000% due 05/17/2027	5,470	5,812
7.000% due 06/18/2027	684	741
6.500% due 07/18/2027	197	212
8.000% due 08/18/2027	116	19
7.500% due 08/20/2027	2,925	3,174
5.750% due 12/20/2027	10,789	11,266
7.000% due 12/20/2027	14,224	15,527
6.000% due 02/25/2028	200	210
2.220% due 04/18/2028 (a)	1,446	1,461
6.500% due 06/25/2028	4,700	4,843
6.000% due 07/18/2028	9,748	10,172
6.500% due 07/18/2028	67,412	71,405
9.210% due 09/25/2028 (a)	7,974	9,125
6.500% due 10/25/2028	40,000	42,074
6.250% due 02/25/2029	3,500	3,677
6.000% due 04/25/2029	12,184	12,183
7.500% due 04/25/2029	879	951
7.500% due 06/19/2030	215	227
8.500% due 06/25/2030	12,185	13,972
2.313% due 08/25/2030 (a)	20,928	21,083
2.270% due 10/18/2030 (a)	16,262	16,364
7.000% due 11/25/2030	14,861	15,889
6.000% due 05/25/2031	11,875	11,849
6.000% due 05/25/2031	24,858	24,371
7.500% due 07/25/2031	843	913
6.750% due 08/21/2031	134,129	138,928
6.750% due 09/21/2031	142,172	147,809
2.363% due 09/25/2031 (a)	9,517	9,541
6.500% due 09/25/2031	12,873	13,464
6.500% due 10/03/2031	10,673	10,932
6.000% due 11/25/2031	37,929	37,197
6.500% due 11/25/2031	21,550	22,092
6.000% due 12/25/2031	34,162	34,754
5.500% due 09/25/2032	2,000	1,887
6.390% due 05/25/2036	35,025	37,130
7.349% due 01/17/2037	15,545	18,071
6.500% due 06/17/2038	5,000	5,342
6.500% due 09/17/2038	6,307	6,969
6.300% due 10/17/2038 (a)	18,365	19,880
4.500% due 08/25/2042	27,000	24,604
Fannie Mae—G
7.500% due 12/25/2019	36	39
Fannie Mae—PC
6.500% due 10/25/2031	460	485
Fannie Mae—PX
6.000% due 08/25/2023	12,536	13,551
6.500% due 01/25/2024	27,115	27,515
Fannie Mae—PZ
7.000% due 06/25/2023	849	947
Fannie Mae—XZ
6.500% due 10/25/2031	26,674	27,971
Fannie Mae—YZ
6.500% due 10/25/2031	30,975	32,511
Fannie Mae—Z
9.300% due 08/25/2019 (a)	36	41
7.000% due 06/25/2023	720	720
6.000% due 08/25/2023	1,324	1,364
6.500% due 01/25/2024	3,024	3,086
Fannie Mae—ZF
6.000% due 09/25/2032	10,720	10,281
Fannie Mae—ZL
6.000% due 09/25/2032	24,119	23,542
FDIC Remic Trust
6.750% due 05/25/2026	19	19
Federal Housing Administration
6.997% due 09/01/2019	2,014	2,031
7.430% due 01/01/2020	2,327	2,395
7.430% due 08/01/2020	651	669
7.430% due 10/01/2020	6,284	6,365
7.430% due 10/21/2021	1,450	1,496
7.430% due 12/01/2023	2,519	2,552
7.675% due 09/01/2030	5,837	6,707
FFCA Secured Lending Corp.
7.850% due 10/18/2017	29,600	33,570
First Chicago Lennar Trust
8.111% due 05/25/2008 (a)	275	275
First Commonwealth Savings & Loan Association
10.375% due 04/01/2005	11	12
First Horizon Asset Securities, Inc.
7.000% due 05/25/2030	192	199
6.750% due 02/25/2031	155,746	160,785
7.000% due 02/25/2031	20,818	21,184
First Interstate Bancorp
8.875% due 01/01/2009 (c)	93	101
9.125% due 01/01/2009 (a)(c)	4	4
First Nationwide Trust
6.500% due 03/25/2029	4,400	4,680
7.750% due 07/25/2030	7,002	7,124
8.000% due 10/25/2030	268	281
8.500% due 08/25/2031	241	255
2.413% due 09/25/2031 (a)	3,453	3,463
First Union Residential Securitization, Inc.
7.000% due 04/25/2025	337	352
6.750% due 08/25/2028	9,048	9,256
Freddie Mac
6.750% due 10/15/2003 (a)	3,516	3,544
7.000% due 10/15/2003	1,273	1,304
7.000% due 12/15/2003	37	38
10.150% due 04/15/2006	2	2
6.500% due 07/15/2006	109	109
7.500% due 02/15/2007	352	369
7.500% due 04/01/2007	6	6
7.750% due 04/01/2007	6	6
8.000% due 10/01/2007	24	25
6.500% due 05/15/2008	173	173
12.550% due 06/15/2008 (a)	16	16
6.000% due 11/15/2008 (a)	225	238
6.200% due 12/15/2008	5,077	5,461
8.500% due 03/01/2009	88	94
7.000% due 06/01/2010	8	8
7.550% due 03/15/2012	136	138
11.875% due 06/15/2013	58	58
6.000% due 11/15/2014	400	420
6.000% due 06/15/2015	1,500	1,567
10.100% due 09/01/2016	222	256
7.500% due 11/15/2016	18,295	18,734
5.500% due 05/15/2018	225	229
10.000% due 11/15/2019	50	52
5.750% due 08/15/2020	494	497
9.000% due 09/15/2020	30	31
5.000% due 10/15/2020	672	683
8.900% due 11/15/2020	5,879	5,891
9.500% due 11/15/2020	1,747	1,751
6.000% due 12/15/2020	110	112
6.250% due 12/15/2020	145	149
8.750% due 12/15/2020	615	639
9.000% due 12/15/2020	1,004	1,041
9.000% due 12/15/2020	381	403
9.500% due 01/15/2021	1,016	1,073
6.000% due 04/15/2021	200	207
8.000% due 04/15/2021 (a)	46	47
6.500% due 05/15/2021	15	15
8.500% due 06/15/2021	8,894	9,341
8.500% due 06/15/2021	2,600	2,713
8.500% due 06/15/2021 (a)	400	453

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	77

Schedule of Investments (Cont.)
Total Return Fund
Septemner 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

5.500% due 07/15/2021	$255	$262
6.000% due 07/15/2021	135	139
6.950% due 07/15/2021	239	244
9.000% due 07/15/2021	1,197	1,283
6.200% due 08/15/2021	152	153
6.950% due 08/15/2021	71	74
9.500% due 08/15/2021	781	818
4.500% due 09/15/2021	148	149
6.000% due 09/15/2021	200	208
6.500% due 09/15/2021	455	465
7.000% due 09/15/2021	58	61
8.000% due 12/15/2021	11,806	12,554
6.850% due 01/15/2022	246	250
7.000% due 03/15/2022	540	552
8.250% due 06/15/2022	2,373	2,548
6.650% due 07/15/2022	746	767
8.500% due 10/15/2022	3,544	3,795
6.000% due 11/15/2022	220	230
6.250% due 11/15/2022	200	211
6.500% due 11/15/2022	100	106
7.000% due 12/15/2022	21,000	21,961
7.500% due 01/15/2023	20,601	22,499
6.500% due 02/15/2023	1,250	1,318
7.500% due 05/01/2023	460	490
5.750% due 06/15/2023	300	306
6.500% due 07/15/2023	970	996
7.000% due 07/15/2023	2,207	2,381
7.500% due 07/15/2023 (a)	395	417
6.500% due 08/15/2023	187	202
5.500% due 09/15/2023	150	155
5.840% due 10/25/2023 (a)	5,972	6,140
7.410% due 10/25/2023	1,194	1,254
6.500% due 11/15/2023	6,329	6,585
6.250% due 01/15/2024	100	102
6.500% due 01/15/2024	35	38
5.000% due 02/15/2024	116	118
6.500% due 02/15/2024	8	8
6.500% due 03/15/2024	364	387
7.499% due 03/15/2024	7,366	7,894
8.000% due 04/25/2024	404	458
6.250% due 05/15/2024	10,804	10,983
6.000% due 07/17/2024	195	196
8.500% due 08/01/2024	756	816
5.750% due 09/15/2024	200	205
6.500% due 09/15/2024	200	210
8.000% due 09/15/2024	1,900	2,062
8.000% due 09/15/2024	14,350	15,585
8.500% due 11/01/2024	308	333
5.500% due 11/15/2024	10,328	10,463
5.650% due 11/15/2024	133	135
6.000% due 11/15/2024	130	136
6.000% due 12/15/2024	220	230
5.750% due 01/15/2025	200	208
2.273% due 02/15/2025 (a)	2,800	2,820
6.000% due 02/15/2025	789	794
6.500% due 05/15/2025	305	311
5.750% due 06/15/2025	100	104
7.000% due 09/17/2025	15	15
6.000% due 12/15/2025	150	154
7.000% due 03/01/2026	51	53
6.500% due 03/15/2026	110	115
6.000% due 08/15/2026	2,400	2,495
1.953% due 09/15/2026 (a)	14,205	14,075
5.207% due 10/01/2026 (a)	1,473	1,516
6.000% due 11/15/2026	550	578
6.250% due 11/15/2026	700	731
6.000% due 12/15/2026	200	205
6.000% due 02/15/2027	250	262
6.250% due 02/15/2027	1,565	1,597
8.000% due 02/15/2027	40,580	44,523
6.500% due 03/15/2027	29,964	31,334
7.500% due 03/17/2027	20,000	21,479
4.890% due 05/01/2027 (a)	71	73
5.500% due 06/15/2027	150	156
6.000% due 06/15/2027	116	118
6.500% due 06/15/2027	11,571	12,310
7.500% due 06/20/2027	37,532	40,976
6.000% due 07/15/2027	100	104
6.500% due 08/15/2027	17,807	19,070
6.500% due 09/15/2027	73,000	76,977
6.500% due 10/15/2027	32,300	34,252
5.750% due 01/15/2028	185	189
6.500% due 01/25/2028	8,691	9,301
6.250% due 03/15/2028	10,000	10,585
6.500% due 06/15/2028	69,806	74,221
6.500% due 06/20/2028	26,630	28,293
6.500% due 07/15/2028	65,505	70,611
6.500% due 07/15/2028	14,683	15,598
6.100% due 08/15/2028	17	17
6.500% due 08/15/2028	369,672	389,516
7.000% due 11/15/2028	9,000	9,449
6.000% due 12/01/2028	526	543
6.250% due 12/15/2028	1,895	1,942
6.500% due 12/15/2028	8,034	8,458
6.000% due 01/15/2029	43,589	44,872
6.000% due 01/15/2029	3,736	3,705
6.500% due 01/15/2029	10,411	11,067
6.500% due 01/15/2029	16,932	17,698
6.000% due 02/15/2029 (a)	4,365	4,390
6.000% due 03/15/2029	1,850	1,822
6.500% due 03/15/2029	14,078	15,204
6.500% due 03/15/2029	5,214	5,246
6.500% due 03/15/2029 (a)	13,498	14,345
8.000% due 09/15/2029	8,892	9,812
2.173% due 12/15/2029 (a)	662	664
7.500% due 01/15/2030	7,572	8,236
7.500% due 02/01/2030	98	104
7.500% due 07/15/2030	1,000	1,066
7.000% due 08/15/2030	14,384	15,467
7.500% due 08/15/2030	23,371	25,116
7.500% due 08/15/2030	3,038	3,313
2.323% due 09/15/2030 (a)	3,443	3,456
7.000% due 09/15/2030 (a)	20,811	22,673
7.000% due 09/15/2030	12,935	14,001
7.000% due 10/15/2030	3,988	4,260
7.000% due 10/15/2030	12,994	14,165
7.000% due 10/15/2030	5,716	6,103
7.500% due 10/15/2030	31,564	34,904
2.273% due 11/15/2030 (a)	524	526
6.000% due 06/15/2031	8,190	8,074
6.000% due 12/15/2031	10,194	9,954
6.000% due 07/15/2032	32,018	31,190
6.500% due 07/15/2032	10,109	10,409
4.617% due 08/15/2032 (a)	20,568	20,315
6.000% due 09/15/2032	6,400	6,330
Freddie Mac—BE
6.000% due 11/15/2027	140	147
Freddie Mac—C
7.000% due 07/15/2022	40	41
Freddie Mac—CJ
6.500% due 04/15/2028	81,400	85,978
Freddie Mac—D
6.000% due 03/15/2009	153	153
Freddie Mac—G
6.500% due 04/15/2028	2,500	2,661
6.000% due 12/15/2028	11,995	12,482
Freddie Mac—H
6.000% due 03/15/2009	265	284
Freddie Mac—N
7.000% due 07/15/2022	610	653
Freddie Mac—PD
6.000% due 11/15/2027	525	552
Freddie Mac—PH
6.500% due 04/15/2028	50,000	52,621
Freddie Mac—TA
7.500% due 01/15/2027	4	4

78	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

Freddie Mac—TE
6.500% due 05/15/2028	$48,000	$51,063
Freddie Mac—Z
7.000% due 07/15/2022	6,127	6,474
7.500% due 01/15/2027	29,244	31,110
6.500% due 04/15/2028	30,497	32,863
6.000% due 08/15/2032	3,417	3,240
Freddie Mac—ZA
6.500% due 05/15/2028	17,124	18,277
6.500% due 07/15/2028	28,923	30,756
6.500% due 08/15/2028	23,455	25,245
6.000% due 08/15/2032	18,844	18,309
Freddie Mac—ZC
6.500% due 08/15/2028	26,061	28,050
Freddie Mac—ZM
6.000% due 12/15/2028	12,516	12,607
Fund America Investors Corp. II
6.307% due 06/25/2023 (a)	1,332	1,378
General Electric Capital Mortgage Services, Inc.
6.500% due 09/25/2023	1,175	1,199
6.500% due 12/25/2023 (a)	8,631	8,853
6.500% due 01/25/2024 (a)	3,895	4,008
6.000% due 02/25/2024	8,328	8,603
6.500% due 02/25/2024	13,565	14,163
6.500% due 04/25/2024	75,744	78,073
7.250% due 05/25/2026	2,837	2,892
7.500% due 06/25/2027	4,988	4,990
7.000% due 11/25/2027	41,216	41,782
6.650% due 05/25/2028	2,833	2,855
6.750% due 05/25/2028	23,934	24,349
6.500% due 06/25/2028	2,165	2,203
6.550% due 06/25/2028	9,565	9,591
6.750% due 06/25/2028	20,517	21,685
6.750% due 10/25/2028	11,942	12,518
6.250% due 12/25/2028	53,545	56,076
6.500% due 12/25/2028	19,500	20,451
6.350% due 05/25/2029	7,100	7,345
6.500% due 05/25/2029	9,858	10,410
6.750% due 05/25/2029	20,000	20,969
6.000% due 07/25/2029	145	145
6.250% due 07/25/2029 (a)	132,674	136,517
6.500% due 07/25/2029 (a)	95,240	100,891
7.000% due 09/25/2029	12,602	13,340
General Electric Capital Mortgage Services, Inc.—1A9
7.000% due 10/25/2027	6,426	6,495
General Electric Capital Mortgage Services, Inc.—2A1
7.000% due 10/25/2027	14,091	14,285
General Electric Capital Mortgage Services, Inc.—A10
6.500% due 03/25/2024	127	127
General Electric Capital Mortgage Services, Inc.—A22
6.500% due 03/25/2024	9,967	10,082
General Electric Capital Mortgage Services, Inc.—A23
6.500% due 03/25/2024	32,149	32,505
General Electric Capital Mortgage Services, Inc.—A24
6.500% due 03/25/2024 (a)	6,908	7,112
GMAC Commercial Mortgage Securities, Inc.
7.860% due 11/15/2006	250	260
6.150% due 11/15/2007	172	184
6.806% due 04/15/2008	1,000	1,094
6.974% due 05/15/2008	24,424	27,042
8.950% due 08/20/2017	319	344
6.700% due 05/15/2030	12,032	13,326
6.570% due 09/15/2033	31,710	34,507
GMAC Mortgage Corp. Loan Trust
7.000% due 08/25/2029	13,712	13,787
7.500% due 05/25/2030	12,000	12,405
7.198% due 11/25/2030 (a)	242	237
Goldman Sachs Mortgage Corp.
6.000% due 12/31/2007 (c)	6,692	7,412
Government Lease Trust
4.000% due 05/18/2011	3,000	2,814
Government National Mortgage Association
8.000% due 06/20/2025	110	117
7.000% due 10/20/2025 (a)	7,000	7,417
2.373% due 12/16/2025 (a)	1,091	1,094
6.000% due 03/20/2026	1,500	1,545
7.000% due 03/20/2026	320	331
7.500% due 07/16/2027	34,744	37,493
6.500% due 04/20/2028	13,315	14,135
6.500% due 06/20/2028	41,732	44,895
6.750% due 06/20/2028	25,293	28,432
7.250% due 07/16/2028	30	33
6.500% due 07/20/2028	22,893	24,285
6.500% due 07/20/2028	48,146	52,869
6.500% due 09/20/2028	5,314	5,591
6.500% due 09/20/2028	1,685	1,774
6.500% due 09/20/2028	39,399	40,945
6.500% due 01/20/2029 (a)	31,708	33,620
7.000% due 02/16/2029	6,815	7,150
6.500% due 03/20/2029 (a)	16,259	17,289
8.000% due 03/20/2029	8,893	9,126
6.000% due 05/20/2029	12,208	12,327
7.500% due 11/20/2029	2,595	2,886
7.000% due 01/16/2030	7,424	7,672
2.323% due 02/16/2030 (a)	21,515	21,623
2.423% due 02/16/2030 (a)	21,776	22,027
2.473% due 02/16/2030 (a)	12,207	12,354
7.500% due 02/20/2030	6,634	7,444
7.500% due 02/20/2030	18,301	19,740
2.220% due 06/20/2030 (a)	4,177	4,186
7.500% due 08/20/2030	14,316	15,343
2.320% due 09/20/2030 (a)	3,104	3,116
7.500% due 09/20/2030	5,806	6,367
2.273% due 10/16/2030 (a)	19,023	19,035
7.000% due 10/16/2030	28,784	30,852
6.500% due 03/20/2031	6,613	6,882
6.000% due 06/16/2032	18,271	18,389
6.000% due 07/20/2032	8,722	8,665
6.500% due 07/20/2032	2,022	2,119
GS Mortgage Securities Corp.
6.526% due 08/15/2011	15,700	17,719
6.044% due 08/15/2018	22,353	24,820
G-Wing Ltd.
4.460% due 05/06/2004 (a)	35,500	35,358
Harborview Mortgage Loan Trust
7.470% due 08/19/2030	9,078	9,259
Headlands Mortgage Securities, Inc.
7.250% due 11/25/2012	401	401
7.155% due 12/25/2012 (a)	148	150
7.250% due 11/25/2027	3,872	3,878
Home Savings of America
8.464% due 08/01/2006 (a)	11	12
4.302% due 05/25/2027 (a)	1,601	1,614
6.613% due 08/20/2029 (a)	11,138	11,121
Housing Securities, Inc.
7.000% due 05/25/2008	443	446
7.000% due 05/25/2008	146	147
7.000% due 05/25/2023	5,056	5,159
ICI Funding Corp. Secured Assets Corp.
7.250% due 09/25/2027	9,470	9,663
7.750% due 03/25/2028 (a)	788	805
7.750% due 03/25/2028	919	934
IMPAC CMB Trust
2.233% due 12/15/2030 (a)	26,472	26,498
2.093% due 11/25/2031 (a)	24,570	24,500
Imperial CMB Trust
6.650% due 11/25/2029	388	388
Imperial Savings Association
8.230% due 01/25/2017 (a)	32	32
8.854% due 07/25/2017 (a)	134	133
Independent National Mortgage Corp.
8.250% due 05/25/2010	53	53
6.650% due 10/25/2024	207	207
3.413% due 07/25/2025 (a)	1,112	1,111
Indymac Adjustable Rate Mortgage Trust
6.568% due 08/25/2031 (a)	6,265	6,144

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	79

Schedule of Investments (Cont.)
Total Return Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

6.432% due 01/25/2032 (a)	$70,660	$71,861
6.446% due 01/25/2032 (a)	15,512	15,741
International Mortgage Acceptance Corp.
12.250% due 03/01/2014	185	200
J.P. Morgan Commercial Mortgage Finance Corp.
8.228% due 02/25/2028 (a)	1,615	1,837
7.069% due 09/15/2029	36	38
LB Commercial Conduit Mortgage Trust
6.330% due 11/18/2004	26	27
Lehman Large Loan Trust
6.790% due 06/12/2004	21	22
Long Beach Mortgage Loan Trust
8.396% due 01/20/2017 (a)	47,777	51,629
Mellon Residential Funding Corp.
6.500% due 02/25/2028	9,067	9,096
6.350% due 06/25/2028	22,000	22,035
6.600% due 06/26/2028	7,660	7,811
6.110% due 01/25/2029	18,347	18,716
6.580% due 07/25/2029 (a)	51,557	51,736
2.310% due 10/20/2029 (a)	15,358	15,510
Merrill Lynch Mortgage Investors, Inc.
6.439% due 06/15/2021 (a)	1,323	1,352
6.589% due 06/15/2021 (a)	3,346	3,516
6.849% due 06/15/2021 (a)	3,139	3,336
7.209% due 06/15/2021 (a)	697	737
6.950% due 06/18/2029 (a)	12,801	13,199
2.120% due 01/20/2030 (a)	1,317	1,310
5.650% due 12/15/2030	6,190	6,498
Midland Realty Acceptance Corp.
7.020% due 01/25/2029	1,531	1,559
MLCC Mortgage Investors, Inc.
2.073% due 09/15/2026 (a)	11,853	11,824
Morgan Stanley Capital I
5.990% due 03/15/2005	40	41
6.190% due 01/15/2007	14,354	15,347
6.170% due 10/03/2008	750	832
6.160% due 04/03/2009 (a)	10,964	11,768
7.460% due 02/15/2020	4,687	4,725
2.043% due 07/25/2027 (a)	182	181
6.860% due 07/15/2029 (a)	578	598
6.220% due 06/01/2030	57	61
6.590% due 10/03/2030 (a)	4,697	5,032
Mortgage Capital Funding, Inc.
7.800% due 04/15/2006 (a)	500	572
7.008% due 09/20/2006	15,545	17,357
6.001% due 11/18/2031	57	61
Mortgage Obligation Structured Trust
7.700% due 10/25/2018	13,140	13,213
NationsBanc Montgomery Funding Corp.
6.750% due 06/25/2028	10,000	10,633
6.500% due 07/25/2028	14,470	15,474
6.750% due 08/25/2028	20,009	20,839
6.250% due 10/25/2028	7,000	7,444
Nationslink Funding Corp.
6.654% due 02/10/2006	20,624	22,404
2.160% due 04/10/2007 (a)	12,024	12,063
6.096% due 11/10/2030 (a)	3,421	3,438
Nomura Asset Acceptance Corp.
7.000% due 02/19/2030	13,908	15,086
Nomura Asset Securities Corp.
7.120% due 04/13/2036	460	514
Norwest Asset Securities Corp.
6.750% due 12/25/2012 (a)	5,655	5,823
6.500% due 04/25/2013	17,770	18,522
6.500% due 06/25/2013	803	816
6.500% due 06/25/2013	9,229	9,682
7.500% due 03/25/2027	17,147	17,226
7.500% due 03/25/2027	1,025	1,032
6.750% due 05/25/2028	20,103	20,184
6.750% due 05/25/2028	13,000	13,209
6.750% due 07/25/2028	12,657	12,756
6.250% due 08/25/2028	129	129
6.250% due 09/25/2028	307	317
6.750% due 10/25/2028	20,000	21,036
6.750% due 10/25/2028	17,748	18,470
6.500% due 12/25/2028	39,751	41,147
6.000% due 01/25/2029	20,216	20,347
6.500% due 02/25/2029	144	146
6.500% due 02/25/2029	62,000	65,530
5.950% due 04/25/2029 (a)	13,810	13,828
6.200% due 04/25/2029 (a)	77,385	80,353
6.300% due 04/25/2029 (a)	1,177	1,178
6.500% due 04/25/2029	26,751	28,329
6.000% due 05/25/2029 (a)	3,266	3,267
6.250% due 05/25/2029	288	292
6.500% due 06/25/2029 (a)	46,178	47,752
6.500% due 10/25/2029	1,935	2,047
7.000% due 11/25/2029	14,541	15,174
7.250% due 02/25/2030	19,756	20,015
Norwest Integrated Structured Assets, Inc.
7.000% due 09/25/2029	3,968	4,112
Pacific Collateralized Mortgage Obligation Trust
8.000% due 03/20/2018	286	288
Paine Webber Mortgage Acceptance Corp.
6.000% due 04/25/2009	9,498	9,694
Patten Mortgage
7.250% due 08/01/2011 (a)	22	22
PHH Mortgage Services Corp.
7.177% due 11/18/2027 (a)	921	973
PNC Mortgage Securities Corp.
6.750% due 06/25/2016 (a)	1,748	1,755
7.000% due 10/25/2027	11,833	11,878
6.750% due 12/25/2027	7,230	7,419
6.976% due 02/25/2028	9,165	9,347
7.000% due 02/25/2028	24,905	25,416
7.000% due 05/25/2028	1,600	1,623
6.750% due 07/25/2028	3,525	3,719
6.750% due 09/25/2028	3,990	4,177
6.750% due 10/25/2028	19,256	19,941
6.750% due 10/25/2028	6,702	7,110
6.500% due 12/25/2028	5,000	5,135
6.750% due 12/25/2028	21,698	23,183
6.250% due 01/25/2029	9,257	9,468
6.500% due 01/25/2029	990	1,027
6.500% due 01/25/2029	465	475
6.300% due 03/25/2029	9,955	10,528
6.200% due 06/25/2029 (a)	26,345	27,212
6.200% due 06/25/2029 (a)	5,261	5,429
6.300% due 06/25/2029	30,400	31,235
6.500% due 06/25/2029 (a)	48,551	51,874
7.000% due 06/25/2030	11,303	12,165
2.263% due 12/25/2030 (a)	7,031	7,040
7.500% due 02/25/2031	16,589	16,932
7.500% due 05/25/2040 (a)	612	619
PNC Mortgage Trust
8.250% due 03/25/2030	18,513	19,240
Prudential Home Mortgage Securities
7.400% due 11/25/2007	686	714
7.000% due 01/25/2008	15,896	15,875
6.500% due 07/25/2008	5,250	5,321
6.750% due 07/25/2008	225	225
6.950% due 11/25/2022	222	222
6.750% due 10/25/2023	10,996	11,086
5.900% due 12/25/2023	672	678
6.500% due 01/25/2024	39	40
6.500% due 01/25/2024	1,518	1,578
6.250% due 04/25/2024	14,672	15,253
6.800% due 05/25/2024	12,563	13,734
6.450% due 11/25/2025	5,264	5,376
Prudential Securities Secured Financing Corp.
6.074% due 01/15/2008 (a)	9,828	10,568
Prudential-Bache Trust
8.400% due 03/20/2021	3,173	3,353
Regal Trust IV
4.347% due 09/29/2031 (a)	5,845	5,706

80	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

Resecuritization Mortgage Trust
2.060% due 04/26/2021 (a)	$9	$9
6.750% due 06/19/2028	17,742	19,142
6.500% due 04/19/2029	2,442	2,496
Residential Accredit Loans, Inc.
7.500% due 08/25/2027 (a)	7,248	7,455
7.000% due 02/25/2028	40,985	42,020
6.500% due 12/25/2028	400	418
6.500% due 05/25/2029	3,000	3,133
6.750% due 06/25/2029	496	501
7.000% due 07/25/2029	124	125
8.000% due 07/25/2030	5	5
7.000% due 08/25/2031	6,471	6,710
Residential Asset Securitization Trust
7.375% due 03/25/2027	3,119	3,164
7.000% due 10/25/2027	10,871	11,067
7.000% due 01/25/2028	16,271	16,627
6.500% due 12/25/2028	1,250	1,298
6.500% due 03/25/2029	126	127
6.500% due 03/25/2029	18,548	19,099
6.750% due 03/25/2029	194	198
7.875% due 01/25/2030	244	254
8.000% due 02/25/2030	14,035	14,543
2.513% due 09/25/2030 (a)	5,363	5,386
Residential Funding Mortgage Securities I, Inc.
7.500% due 09/25/2011 (a)	2,196	2,226
7.000% due 05/25/2012 (a)	306	308
6.500% due 12/25/2012	15,534	15,971
7.750% due 09/25/2022	17	17
8.000% due 01/25/2023	743	742
8.000% due 02/25/2023	2,285	2,282
6.500% due 11/25/2023	1,660	1,708
7.500% due 12/25/2025	703	711
7.750% due 11/25/2026	726	734
7.500% due 04/25/2027	1,971	1,980
7.500% due 06/25/2027	13,424	13,403
7.500% due 07/25/2027	8,448	8,451
7.250% due 08/25/2027	4,977	4,979
7.250% due 10/25/2027	20,994	21,174
7.000% due 11/25/2027	10,266	10,396
6.750% due 02/25/2028	843	843
6.750% due 02/25/2028	20,522	20,706
6.750% due 02/25/2028	6,424	6,609
6.750% due 05/25/2028	56,242	56,745
6.750% due 06/25/2028	25,600	26,151
6.750% due 06/25/2028	34,800	36,194
6.750% due 07/25/2028	13,292	13,808
6.750% due 08/25/2028	35,000	36,548
6.750% due 09/25/2028	65,993	68,931
6.750% due 09/25/2028	500	510
6.500% due 10/25/2028	52,000	54,210
6.250% due 11/25/2028	3,000	3,135
6.500% due 12/25/2028	23,400	24,670
6.500% due 01/25/2029	20,083	21,205
6.500% due 01/25/2029	52,231	55,229
6.500% due 03/25/2029	27,960	29,658
6.500% due 06/25/2029 (a)	12,903	13,129
6.750% due 07/25/2029 (a)	22,600	23,470
7.000% due 10/25/2029	25,260	26,429
7.500% due 11/25/2029	11,227	11,372
7.500% due 11/25/2030	3,444	3,447
7.500% due 12/25/2030	2,823	2,856
6.316% due 06/25/2031 (a)	16,342	16,514
6.250% due 02/25/2032	6,480	6,528
1.000% due 09/25/2032	224,195	226,465
Resolution Trust Corp.
5.608% due 10/25/2021 (a)	22	22
8.135% due 10/25/2021 (a)	70	69
8.625% due 10/25/2021	64	64
11.060% due 10/25/2021 (a)	35	35
8.000% due 06/25/2026	91	91
6.550% due 05/25/2029 (a)	1,897	1,914
7.141% due 05/25/2029 (a)	1,353	1,362
7.604% due 05/25/2029 (a)	1,361	1,382
RMF Commercial Mortgage Securities, Inc.
6.751% due 01/15/2019 (a)	205	219
Ryland Acceptance Corp.
11.500% due 12/25/2016	48	48
Ryland Mortgage Securities Corp.
8.200% due 06/25/2021	26	26
7.004% due 08/25/2022 (a)	946	969
Saco I, Inc.
7.997% due 07/25/2030 (a)	1,126	1,125
2.203% due 10/25/2030 (a)	10,231	10,231
2.243% due 09/25/2040 (a)	177	177
Salomon Brothers Mortgage Securities VII, Inc.
7.235% due 11/25/2022 (a)	175	175
6.684% due 10/25/2023 (a)	57	57
7.718% due 03/25/2024 (a)	132	133
7.879% due 07/01/2024 (a)	1,711	1,713
8.071% due 09/25/2024 (a)	103	104
8.151% due 10/25/2024 (a)	150	150
7.643% due 11/25/2024 (a)	201	202
2.153% due 04/25/2029 (a)	2,290	2,286
2.193% due 04/25/2029 (a)	972	972
2.113% due 06/25/2029 (a)	6,619	6,545
2.213% due 09/25/2029 (a)	33	33
7.599% due 11/25/2030	7,296	7,353
2.133% due 06/25/2032 (a)	54,198	54,085
Santa Barbara Savings & Loan Association
9.500% due 11/20/2018	1,128	1,133
Saxon Mortgage Securities Corp.
6.250% due 04/25/2009	252	252
7.375% due 09/25/2023	6,372	6,478
Sears Mortgage Securities
12.000% due 02/25/2014	373	375
6.120% due 11/25/2021 (a)	204	208
7.431% due 10/25/2022 (a)	904	1,096
5.489% due 12/25/2028 (a)	161	161
Securitized Asset Sales, Inc.
7.499% due 06/25/2023 (a)	145	146
6.510% due 10/25/2023 (a)	216	215
6.952% due 11/26/2023 (a)	356	355
7.410% due 09/25/2024 (a)	867	865
Security Pacific National Bank
6.870% due 03/25/2018 (a)	56	56
6.749% due 09/25/2019 (a)	234	234
Sequoia Mortgage Trust
3.520% due 10/25/2024 (a)	38,144	38,221
Small Business Administration
7.540% due 08/10/2009	78,432	89,856
8.017% due 02/10/2010	94,482	110,313
7.452% due 09/01/2010	15,334	17,513
Starwood Commercial Mortgage Trust
6.600% due 02/03/2009	9,382	10,208
Structured Asset Mortgage Investments, Inc.
5.462% due 05/25/2022	9,102	9,170
6.750% due 03/25/2028	20,798	20,908
6.911% due 06/25/2028 (a)	11,601	12,297
6.250% due 11/25/2028	14,878	15,824
6.750% due 01/25/2029	10,000	10,461
6.300% due 05/25/2029 (a)	6,502	6,511
6.576% due 06/25/2029 (a)	18,690	19,362
7.250% due 07/25/2029 (a)	1,681	1,680
7.203% due 02/25/2030 (a)	1,312	1,364
6.750% due 05/02/2030	25,000	26,186
7.275% due 04/25/2032	32,514	33,368
2.154% due 09/19/2032 (a)	125,136	125,136
Structured Asset Notes Transactions Ltd.
6.650% due 08/30/2005 (a)	11,678	11,506
Structured Asset Securities Corp.
7.000% due 02/25/2016	13,265	13,636
7.500% due 07/25/2016	25,782	26,514
7.000% due 12/25/2027 (a)	38,618	39,290

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	81

Schedule of Investments (Cont.)
Total Return Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

7.750% due 02/25/2028	$2,402	$2,510
6.750% due 07/25/2029	1,763	1,800
6.750% due 07/25/2029	355	359
2.413% due 11/25/2030 (a)	8,132	8,151
2.263% due 05/25/2031 (a)	5,328	5,344
5.800% due 09/25/2031	53,200	54,055
6.500% due 09/25/2031 (a)	102,364	104,332
6.250% due 01/25/2032 (a)	216,640	222,500
2.100% due 02/25/2032 (a)	141,898	141,351
6.320% due 02/25/2032 (a)	142,665	145,407
2.080% due 06/25/2032 (a)	2,381	2,380
6.150% due 07/25/2032 (a)	102,262	104,942
Structured Mortgage Asset Residential Trust
7.584% due 07/25/2024 (a)	47	50
Superannuation Members Home Loans Global Fund
2.081% due 06/15/2026 (a)	12,545	12,555
TMA Mortgage Funding Trust
2.193% due 01/25/2029 (a)	18,221	18,221
Torrens Trust
2.083% due 07/15/2031 (a)	22,577	22,594
Union Planters Mortgage Finance Corp.
6.750% due 01/25/2028	4,000	4,311
6.800% due 01/25/2028	15,000	16,437
United Mortgage Securities Corp.
6.530% due 06/25/2032 (a)	14,133	14,431
6.964% due 09/25/2033 (a)	683	699
Vendee Mortgage Trust
6.500% due 05/15/2020	32,730	35,271
6.835% due 01/15/2030 (a)	12,629	13,094
Washington Mutual Mortgage Securities Corp.
6.750% due 05/25/2031	99	99
5.240% due 10/25/2032 (a)	296,654	303,379
Washington Mutual, Inc.
7.500% due 11/19/2029	600	617
5.596% due 04/25/2032	2,000	2,011
6.013% due 10/19/2039 (a)	3,000	3,082
6.398% due 10/19/2039 (a)	165,452	169,023
6.601% due 10/19/2039 (a)	58,004	58,747
6.601% due 10/19/2039 (a)	32,132	31,444
5.277% due 12/25/2040 (a)	26,026	26,368
4.470% due 01/25/2041 (a)	49,539	50,367
Wells Fargo Mortgage-Backed Securities Trust
6.125% due 07/25/2031	11,992	12,204
6.633% due 10/25/2031 (a)	16,327	16,756
6.675% due 10/25/2031 (a)	25,095	25,753
6.706% due 10/25/2031 (a)	2,191	2,249
6.197% due 01/25/2032	26,981	27,382
6.251% due 01/25/2032 (a)	43,655	44,255
5.221% due 09/25/2032 (a)	124,200	126,160
Western Federal Savings & Loan Association
6.387% due 06/25/2021 (a)	578	580

		13,205,528

Fannie Mae 22.9%
0.990% due 05/01/2017	78,570	81,656
3.884% due 09/01/2017 (a)	2,567	2,580
3.946% due 10/01/2040 (a)	12,472	12,801
3.953% due 10/01/2030-09/01/2040 (a)(d)	30,912	31,730
3.956% due 10/01/2040 (a)	9,796	10,055
3.969% due 09/01/2024 (a)	902	919
3.973% due 03/01/2033 (a)	365	373
4.458% due 04/01/2027 (a)	46	47
4.500% due 09/01/2024 (a)	1,172	1,199
4.515% due 02/01/2028 (a)	131	134
4.625% due 05/01/2023 (a)	551	564
4.814% due 08/01/2027 (a)	13,416	13,765
4.944% due 07/01/2024 (a)	2,468	2,528
4.945% due 06/01/2024 (a)	370	383
5.000% due 04/01/2014	373	381
5.005% due 05/01/2024 (a)	1,356	1,407
5.031% due 10/01/2027 (a)	2,319	2,406
5.082% due 05/01/2026 (a)	222	230
5.090% due 09/01/2022 (a)	480	490
5.116% due 06/01/2023 (a)	880	901
5.214% due 10/01/2024 (a)	226	233
5.282% due 11/01/2025 (a)	1,707	1,750
5.295% due 11/01/2023 (a)	112	113
5.324% due 05/01/2025 (a)	1,360	1,400
5.342% due 08/01/2025	4,610	4,752
5.372% due 09/01/2022 (a)	550	559
5.383% due 11/01/2025 (a)	740	761
5.435% due 08/01/2026 (a)	790	814
5.450% due 05/01/2022 (a)	254	254
5.453% due 04/01/2027 (a)	300	310
5.500% due 01/01/2004-11/14/2032 (d)	3,494,727	3,598,267
5.568% due 02/01/2028 (a)	390	404
5.666% due 05/01/2030 (a)	127	131
5.690% due 09/01/2025 (a)	443	457
5.694% due 09/01/2023 (a)	1,007	1,035
5.705% due 11/01/2025 (a)	926	950
5.713% due 03/01/2025 (a)	3,327	3,425
5.758% due 10/01/2024 (a)	467	484
5.807% due 01/01/2026 (a)	373	386
5.874% due 11/01/2025 (a)	169	174
5.918% due 08/01/2023 (a)	147	150
5.937% due 12/01/2031	5,553	6,118
5.982% due 12/01/2023 (a)	450	460
6.000% due 11/01/2003-01/01/2039 (d)	10,280,951	10,680,320
6.038% due 10/01/2023 (a)	361	371
6.048% due 01/01/2011	148	170
6.090% due 12/01/2008	48	54
6.200% due 12/01/2023 (a)	463	477
6.210% due 08/01/2010	49,827	56,563
6.250% due 09/01/2029 (a)	302	312
6.251% due 01/01/2024 (a)	329	339
6.255% due 09/01/2013	64,000	72,608
6.287% due 03/01/2026 (a)	468	485
6.315% due 01/01/2024 (a)	270	278
6.343% due 02/01/2026 (a)	255	265
6.351% due 01/01/2024 (a)	683	703
6.376% due 12/01/2023 (a)	95	98
6.381% due 11/01/2023 (a)	409	421
6.399% due 12/01/2023 (a)	312	322
6.420% due 12/01/2007	150	169
6.472% due 10/01/2023 (a)	138	143
6.500% due 04/01/2003-10/15/2032 (d)	21,237	22,160
6.501% due 07/01/2019 (a)	379	396
6.530% due 10/01/2013	4,229	4,786
6.550% due 01/01/2008	922	1,043
6.555% due 08/01/2028	2,194	2,462
6.578% due 04/01/2026 (a)	443	462
6.594% due 12/01/2027 (a)	3,263	3,357
6.651% due 09/01/2027 (a)	284	296
6.710% due 11/01/2023 (a)	39	41
6.730% due 11/01/2007	1,104	1,257
6.750% due 08/01/2003	17	17
6.796% due 05/01/2023 (a)	1,471	1,526
6.811% due 08/01/2027 (a)	653	689
6.847% due 07/01/2003	54	55
6.900% due 06/01/2007	368	413
6.982% due 06/01/2007	451	508
7.000% due 07/01/2003-10/15/2032 (a)(d)	44,953	46,359
7.040% due 03/01/2007	52	59
7.235% due 10/01/2003	52	53
7.250% due 01/01/2008-01/01/2023 (d)	7,376	7,799
7.285% due 07/01/2003	108	109
7.391% due 06/01/2030 (a)	10,676	11,277
7.430% due 01/25/2023	1,621	1,671
7.460% due 08/01/2029	3,884	4,708
7.500% due 08/01/2003-10/15/2032 (d)	15,808	17,206
7.750% due 06/01/2009	105	112
7.780% due 01/01/2018	2,200	2,775
7.850% due 07/01/2018	6,572	8,179
7.920% due 03/01/2018	2,712	3,461
7.980% due 05/01/2030	6,596	7,084
8.000% due 08/01/2003-08/01/2031 (d)	14,662	15,675

82	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

8.060% due 04/01/2030	$1,832	$1,954
8.080% due 04/01/2030	1,003	1,071
8.250% due 10/01/2008-03/01/2030 (d)	2,003	2,451
8.490% due 06/01/2025	973	1,054
8.500% due 11/01/2004-10/01/2031 (d)	49,771	53,405
9.000% due 10/01/2004-12/01/2027 (d)	4,414	4,858
9.500% due 12/01/2006-07/01/2026 (d)	5,355	5,884
9.750% due 11/01/2008	7	8
10.000% due 09/01/2003-05/01/2022 (d)	974	1,116
10.500% due 11/01/2013-04/01/2022 (d)	312	354
10.750% due 03/01/2014	13	15
11.000% due 11/01/2013-11/01/2020 (d)	139	160
11.500% due 08/20/2016-11/01/2019 (d)	47	55
12.000% due 05/01/2016	5	6
12.500% due 10/01/2015	20	24
13.250% due 09/01/2011	9	10
14.500% due 06/01/2012-01/01/2013 (d)	5	6
14.750% due 08/01/2012	111	136
15.000% due 10/01/2012 (a)	189	232
15.500% due 10/01/2012-12/01/2012 (d)	11	14
15.750% due 12/01/2011-08/01/2012 (d)	74	91
16.000% due 09/01/2012	73	91

		14,841,933

Federal Housing Administration 0.7%
6.000% due 03/20/2028	3,423	3,544
6.755% due 03/01/2041	16,079	17,498
6.780% due 07/25/2040	7,572	8,346
6.790% due 05/01/2039	10,716	11,109
6.830% due 12/01/2039	3,449	4,014
6.875% due 11/01/2015	2,757	2,771
6.880% due 10/01/2040-02/01/2041 (d)	21,539	23,256
6.896% due 07/01/2020	15,188	15,112
6.900% due 12/01/2040	22,694	24,568
6.930% due 07/01/2014-01/01/2036 (d)	22,215	24,339
6.960% due 05/01/2016	7,018	7,063
7.050% due 03/25/2040	530	581
7.110% due 05/01/2019	3,705	3,753
7.125% due 03/01/2034	4,344	4,601
7.150% due 01/25/2029	9,395	9,974
7.211% due 12/01/2021	1,544	1,553
7.250% due 06/01/2040	8,222	9,606
7.310% due 06/01/2041	23,497	25,429
7.315% due 08/01/2019	26,155	26,858
7.350% due 11/01/2020-11/01/2022 (d)	9,589	9,697
7.375% due 02/01/2018-12/31/2022 (d)	10,642	10,877
7.400% due 01/25/2020-02/01/2021 (d)	12,620	12,839
7.430% due 12/01/2016-07/01/2025 (d)	89,303	90,753
7.450% due 05/01/2021-10/01/2023 (d)	14,693	14,949
7.460% due 01/01/2023	1,628	1,657
7.465% due 11/01/2019	16,833	17,138
7.500% due 01/31/2031-03/01/2032 (d)	3,995	4,207
7.580% due 12/01/2040	7,380	8,171
7.630% due 08/01/2041	17,679	17,635
7.650% due 11/01/2018	122	129
7.780% due 11/01/2040	7,373	8,265
7.880% due 03/01/2041	13,350	14,628
7.930% due 05/01/2016	1,770	1,859
8.250% due 10/29/2023-01/01/2041 (d)	9,337	10,057
8.375% due 02/01/2012	336	349

		447,185

Freddie Mac 0.7%
2.223% due 06/15/2031 (a)	12,357	12,389
4.000% due 06/01/2017 (a)	11	11
4.250% due 04/01/2017 (a)	21	21
4.574% due 09/01/2023 (a)	1,274	1,311
4.589% due 07/01/2025 (a)	3,913	4,032
4.612% due 06/01/2022 (a)	250	257
4.625% due 08/01/2024 (a)	163	168
4.652% due 07/01/2022 (a)	365	375
4.716% due 08/01/2023 (a)	430	442
4.750% due 06/01/2024 (a)	886	915
4.781% due 08/01/2023 (a)	128	133
4.812% due 07/01/2023 (a)	296	304
4.823% due 06/01/2022 (a)	608	626
4.826% due 08/01/2023 (a)	2,800	2,884
4.918% due 10/01/2023 (a)	452	468
4.933% due 05/01/2023 (a)	917	946
5.255% due 11/01/2026 (a)	2,964	3,047
5.269% due 09/01/2023 (a)	4,731	4,891
5.430% due 07/01/2024 (a)	821	850
5.467% due 07/01/2023 (a)	801	818
5.481% due 10/01/2023 (a)	75	76
5.500% due 10/01/2008-01/01/2014 (a)(d)	1,032	1,075
5.535% due 12/01/2022 (a)	147	150
5.550% due 05/01/2023 (a)	537	546
5.584% due 06/01/2024 (a)	1,871	1,920
5.621% due 09/01/2023 (a)	813	828
5.650% due 08/01/2023 (a)	4	5
5.678% due 04/01/2024 (a)	3,458	3,548
5.692% due 04/01/2023 (a)	168	171
5.795% due 12/01/2026 (a)	3,234	3,324
5.875% due 08/01/2023 (a)	4,403	4,534
5.900% due 11/01/2023 (a)	160	165
5.947% due 09/01/2023 (a)	759	778
5.981% due 10/01/2023 (a)	472	486
6.000% due 01/01/2011-01/01/2029 (d)	227,729	236,435
6.183% due 10/01/2023 (a)	771	791
6.250% due 01/01/2019 (a)	3	4
6.256% due 04/01/2029 (a)	603	621
6.318% due 10/01/2023 (a)	384	394
6.365% due 11/01/2023 (a)	54	56
6.440% due 01/01/2024 (a)	196	203
6.462% due 01/01/2024 (a)	225	231
6.500% due 11/01/2002-05/01/2026 (d)	18,247	19,055
6.635% due 12/01/2023 (a)	400	412
6.755% due 11/01/2028 (a)	9,613	10,044
6.775% due 11/01/2003	25	27
6.875% due 09/01/2018 (a)	377	391
7.000% due 10/01/2002-01/01/2030 (a)(d)	93,456	99,549
7.250% due 11/01/2008	65	67
7.274% due 09/01/2027 (a)	980	1,037
7.500% due 09/01/2003-10/01/2030 (a)(d)	5,227	5,417
7.645% due 05/01/2025	2,614	3,093
7.804% due 07/01/2030 (a)	24,166	25,042
8.000% due 12/01/2002-09/01/2024 (d)	2,385	2,518
8.250% due 12/01/2002-12/01/2009 (d)	115	121
8.500% due 09/01/2003-06/01/2030 (d)	2,414	2,598
8.750% due 01/01/2007-12/01/2010 (d)	25	27
9.000% due 07/01/2004-07/01/2030 (d)	520	560
9.250% due 10/01/2009-11/01/2013 (d)	11	12
9.500% due 01/01/2003-12/01/2022 (a)(d)	836	916
9.750% due 11/01/2004-05/01/2009 (d)	13	15
10.000% due 11/01/2002-03/01/2021 (d)	569	634
10.250% due 04/01/2009-07/01/2009 (d)	621	696
10.500% due 10/01/2017-01/01/2021 (d)	201	234
10.750% due 09/01/2009-12/01/2015 (a)(d)	240	269
11.000% due 11/01/2009-05/01/2020 (d)	380	435
11.250% due 10/01/2009-09/01/2015 (d)	13	14
11.500% due 01/01/2018	37	42
12.500% due 12/01/2012 (a)	11	13
13.250% due 10/01/2013	74	89
14.000% due 04/01/2016	11	14
15.500% due 08/01/2011-11/01/2011 (d)	9	11
16.250% due 05/01/2011	1	2

		464,583

Government National Mortgage Association 8.6%
4.000% due 11/25/2032 (a)	5,000	5,037
4.500% due 05/20/2028-05/20/2030 (a)(d)	25,622	26,338
4.875% due 02/20/2016 (a)	131	135
5.000% due 04/20/2028-05/20/2030 (a)(d)	81,284	83,516
5.250% due 03/20/2030 (a)	466	476
5.375% due 05/20/2017-05/20/2028 (a)(d)	342,806	353,455
5.500% due 08/20/2029-11/20/2029 (a)(d)	36,545	37,364
5.650% due 10/15/2012	9	10
5.875% due 04/20/2023 (a)(d)	166	174
6.000% due 10/15/2008-03/15/2032 (a)(d)	1,599,530	1,663,073

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	83

Schedule of Investments (Cont.)
Total Return Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

6.500% due 10/15/2008-09/15/2040 (a)(d)	$1,551,153	$1,620,527
6.625% due 12/20/2015-01/15/2040 (a)(d)	173,663	180,529
6.670% due 08/15/2040	952	1,076
6.750% due 01/15/2003-07/15/2031 (a)(d)	225,643	233,272
6.800% due 05/15/2040	2,966	3,378
6.875% due 02/15/2040	987	1,129
7.000% due 10/15/2003-01/03/2041 (a)(d)	1,220,122	1,282,608
7.250% due 12/15/2022-08/20/2027 (a)(d)	596	633
7.500% due 01/15/2003-01/15/2041 (d)	27,277	31,636
7.700% due 06/15/2031	6,715	8,012
8.000% due 08/15/2005-05/20/2031 (a)(d)	8,150	8,745
8.250% due 08/15/2004-05/15/2022 (d)	731	796
8.500% due 03/20/2006-01/15/2031 (d)	6,128	6,651
8.750% due 03/15/2007-07/15/2007 (d)	68	73
9.000% due 09/15/2003-08/15/2030 (a)(d)	3,813	4,245
9.250% due 07/15/2003-12/20/2016 (d)	64	69
9.500% due 12/15/2003-07/15/2025 (a)(d)	3,630	4,080
9.750% due 07/15/2004	17	18
10.000% due 08/20/2004-02/15/2025 (a)(d)	2,990	3,431
10.250% due 02/20/2019	11	13
10.500% due 06/15/2004-09/15/2021 (a)(d)	372	431
11.000% due 05/15/2004-04/20/2019 (d)	171	196
11.250% due 12/20/2015	11	13
11.500% due 10/15/2010-10/15/2015 (a)(d)	74	85
12.000% due 11/15/2012-05/15/2016 (d)	340	402
12.500% due 01/15/2011	1	1
13.000% due 12/15/2012	13	15
13.500% due 10/15/2012-09/15/2014 (d)	63	77
15.000% due 08/15/2011-11/15/2012 (a)(d)	136	168
16.000% due 10/15/2011-05/15/2012 (a)(d)	115	141
17.000% due 11/15/2011-12/15/2011(d)	51	64

		5,562,092

Stripped Mortgage-Backed Securities 0.0%
Bear Stearns Mortgage Securities, Inc. (IO)
7.200% due 07/25/2024	28	0
7.500% due 08/25/2024	197	9
Fannie Mae (IO)
0.950% due 03/25/2009 (a)	14,699	258
0.950% due 11/25/2021 (a)	10,312	79
6.500% due 05/25/2005	240	10
6.500% due 02/25/2007	34	0
6.500% due 09/25/2007	78	0
6.500% due 10/25/2007	1	0
6.500% due 09/25/2008	318	33
6.500% due 03/25/2020	13	0
6.500% due 08/25/2020	27	0
6.500% due 08/25/2020	422	5
6.500% due 10/25/2022	34	3
6.500% due 01/25/2023	1,633	183
6.500% due 01/25/2023	528	47
6.756% due 02/25/2023 (a)	6,592	754
7.500% due 04/25/2021	540	13
22.425% due 09/25/2008	2	38
903.213% due 08/25/2021	2	44
1000.000% due 04/25/2022	1	31
Fannie Mae (PO)
0.000% due 09/01/2007	379	372
0.000% due 01/25/2019	18	16
0.000% due 08/25/2023	208	191
Freddie Mac (IO)
6.000% due 10/15/2007	40	1
6.000% due 01/15/2008	1	0
6.400% due 10/15/2008	22	2
6.430% due 02/15/2008 (a)	257	21
6.500% due 11/15/2008	862	91
6.500% due 09/15/2023	119	13
6.680% due 12/15/2023 (a)	143	3
7.000% due 08/15/2008	1,134	104
7.000% due 04/15/2023	426	45
7.000% due 06/15/2023	2,745	333
7.000% due 06/15/2023	1,525	163
7.630% due 09/15/2007 (a)	2,381	232
9.000% due 05/15/2022	45	8
82.576% due 08/15/2007	5	64
884.500% due 01/15/2021	1	8
1007.500% due 02/15/2022	2	29
Government National Mortgage Association (PO)
0.000% due 02/26/2019	40	40
Paine Webber CMO Trust (IO)
1359.500% due 08/01/2019	1	20
Prudential Home Mortgage Securities (IO)
1007.071% due 10/25/2023	1	4
Vendee Mortgage Trust (IO)
0.456% due 06/15/2023 (a)	106,445	1,597

		4,864

Total Mortgage-Backed Securities (Cost $33,527,503)		34,526,186

ASSET-BACKED SECURITIES 3.6%
Aames Mortgage Trust
2.183% due 06/15/2027 (a)	324	324
7.589% due 10/15/2029	98	107
ABFS Equipment Contract Trust
6.100% due 10/15/2005	3	3
ABSC Long Beach Home Equity Loan Trust
2.420% due 07/21/2030 (a)	375	373
2.080% due 08/21/2030 (a)	23,243	23,204
Ace Securities Corp.
2.133% due 11/25/2028 (a)	259	259
2.153% due 06/25/2032 (a)	119,813	119,614
Advanta Mortgage Loan Trust
2.013% due 05/25/2027 (a)	667	660
2.188% due 11/25/2029 (a)	2,019	2,011
8.250% due 08/25/2030	7,954	9,060
Advanta Revolving Home Equity Loan Trust
2.183% due 01/25/2024 (a)	10,967	10,953
2.063% due 02/25/2025 (a)	7,101	7,064
Aerco Ltd.
2.783% due 07/15/2025 (a)	37,225	37,259
American Express Master Trust
7.850% due 08/15/2005	220	243
American Stores Corp.
2.610% due 08/30/2004 (a)	20,000	19,774
Americredit Automobile Receivable Trust
7.020% due 12/12/2005	29,373	30,457
2.290% due 09/05/2006 (a)	21,922	21,956
Ameriquest Mortgage Securities, Inc.
2.143% due 06/15/2030 (a)	3,334	3,332
2.123% due 07/15/2030 (a)	10,697	10,699
Amresco Residential Securities Mortgage Loan Trust
2.000% due 07/25/2027 (a)	1	1
Bank One Heloc Trust
2.080% due 04/20/2020 (a)	20,658	20,550
Bay View Auto Trust
7.640% due 11/25/2010	310	318
Bayview Financial Acquisition Trust
2.193% due 02/25/2030 (a)	12,430	12,422
2.203% due 07/25/2030 (a)	37,606	37,606
2.203% due 11/25/2030 (a)	74,800	74,999
2.213% due 04/25/2031 (a)	68,494	68,439
2.093% due 07/25/2031 (a)	29,305	29,241
2.193% due 11/25/2031 (a)	4,015	4,013
Bear Stearns Asset-Backed Securities, Inc.
2.310% due 04/25/2032 (a)	20,842	20,885
2.140% due 10/25/2032 (a)	89,027	88,957
2.213% due 10/25/2032 (a)	26,694	26,682
Brazos Student Loan Finance Co.
2.600% due 06/01/2023 (a)	51,360	51,480
2.090% due 12/01/2025 (a)	24,940	24,877
Capital Asset Research Funding LP
6.400% due 12/15/2004	202	206
5.905% due 12/15/2005	774	771
Champion Home Equity Loan Trust
2.073% due 03/25/2029 (a)	1,923	1,912
2.213% due 09/25/2029 (a)	9,490	9,456

84	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

Charming Shoppes Master Trust
2.273% due 08/15/2008 (a)	$250	$251
Chase Funding Mortgage Loan Asset-Backed Certificates
2.033% due 10/25/2030 (a)	21,534	21,514
Cityscape Home Equity Loan Trust
7.650% due 09/25/2025	180	188
Community Program Loan Trust
4.500% due 10/01/2018	20,039	20,329
4.500% due 04/01/2029	26,000	24,299
Compucredit Credit Card Master Trust
2.043% due 03/15/2007 (a)	32,000	32,020
Conseco Finance Corp.
7.890% due 07/15/2018 (b)	1,176	1,198
7.800% due 05/15/2020 (b)	167	179
Conseco Finance Home Loan Trust
8.080% due 02/15/2022 (b)	14,365	14,617
8.160% due 06/15/2024	2,000	2,082
Conseco Finance Securitizations Corp.
3.220% due 09/01/2023 (b)	1,137	1,143
2.193% due 10/15/2031 (a)(b)	8,631	8,586
7.970% due 05/01/2032 (b)	8,300	8,915
8.310% due 05/01/2032 (b)	12,400	13,124
ContiMortgage Home Equity Loan Trust
6.990% due 03/15/2021	62	62
6.930% due 11/25/2022 (a)	10,299	10,310
7.220% due 01/15/2028	80	81
2.033% due 08/15/2028 (a)	443	443
Cross Country Master Credit Card Trust II
2.323% due 06/15/2006 (a)	4,600	4,619
Delta Funding Home Equity Loan Trust
2.233% due 09/15/2029 (a)	4,503	4,502
2.143% due 06/15/2030 (a)	14,466	14,456
Denver Arena Trust
6.940% due 11/15/2019	4,044	4,448
Discover Card Master Trust I
6.850% due 07/17/2007	960	1,055
6.707% due 10/16/2013 (a)	400	404
Duck Auto Grantor Trust
7.260% due 05/15/2005	5,042	5,051
Embarcadero Aircraft Securitization Trust
2.303% due 08/15/2025 (a)	14,400	11,808
EQCC Home Equity Loan Trust
1.983% due 10/15/2027 (a)	376	375
7.448% due 08/25/2030	96	105
Equivantage Home Equity Loan Trust
6.550% due 10/25/2025	42	42
First Alliance Mortgage Loan Trust
2.250% due 01/25/2025 (a)	267	267
2.200% due 03/20/2031 (a)	12,811	12,789
Firstcity Auto Receivables Trust
7.400% due 12/15/2005	988	1,021
FMAC Loan Receivables Trust
7.900% due 04/15/2019	20	17
6.500% due 09/15/2020	177	191
6.830% due 09/15/2020	680	728
GE Capital Equipment Lease Trust
6.850% due 05/20/2008 (a)	120	124
GMAC Mortgage Corp. Loan Trust
7.950% due 03/25/2030	10,277	11,184
Green Tree Financial Corp.
6.240% due 11/01/2016	110	113
5.760% due 11/01/2018	145	150
8.300% due 05/15/2026	1,338	1,460
7.400% due 06/15/2027	1,983	2,063
6.870% due 02/01/2030	1,845	1,738
6.480% due 12/01/2030	55	58
Green Tree Home Improvement Loan Trust
1.993% due 08/15/2029 (a)	283	282
2.473% due 11/15/2029 (a)	1,273	1,268
Green Tree Recreational, Equipment, & Consumables
6.715% due 02/01/2009	34,367	37,796
6.490% due 02/15/2018	6	6
6.180% due 06/15/2019	13,002	13,363
Greenpoint Manufactured Housing
7.270% due 06/15/2029	110	118
Headlands Home Equity Loan Trust
2.473% due 12/15/2024 (a)	135	135
Home Equity Asset Trust
2.110% due 11/25/2032 (a)	58,606	58,408
Household Consumer Loan Trust
2.243% due 08/15/2006 (a)	10,067	9,625
Household Mortgage Loan Trust
2.120% due 05/20/2032 (a)	118,687	118,631
HPSC Equipment Receivables LLC
2.120% due 11/22/2007 (a)	574	574
IMC Home Equity Loan Trust
7.038% due 07/25/2026 (a)	298	305
1.980% due 08/20/2029 (a)	61	60
IMPAC Secured Assets CMN Owner Trust
7.770% due 07/25/2025 (a)	889	935
Indymac Home Equity Loan Asset-Backed Trust
2.083% due 10/25/2029 (a)	1,378	1,383
2.103% due 07/25/2030 (a)	5,150	5,148
Indymac Manufactured Housing Contract
6.170% due 12/25/2011	3,006	3,104
Irwin Home Equity Loan Trust
2.183% due 02/25/2012 (a)	5,508	5,508
2.188% due 06/25/2021 (a)	5,741	5,740
2.100% due 06/25/2029 (a)	111,995	111,713
Keystone Owner Trust
6.840% due 12/25/2018	372	380
Long Beach Auto Receivables Trust
6.940% due 09/19/2007	1,096	1,124
Long Beach Mortgage Loan Trust
2.093% due 11/25/2009 (a)	67,884	67,649
2.120% due 04/21/2031 (a)	6,078	6,059
Marriott Vacation Club Owner Trust
2.170% due 09/20/2017 (a)	48,286	48,268
Mellon Residential Funding Corp.
5.565% due 06/25/2009	20,000	20,283
Merit Securities Corp.
7.880% due 12/28/2033	34,400	36,562
Merrill Lynch Mortgage Investors, Inc.
2.183% due 04/25/2031 (a)	33,122	33,123
Mesa Trust Asset Backed Certificates
2.120% due 05/15/2033 (a)	3,933	3,933
Metropolitan Asset Funding, Inc.
2.273% due 04/25/2029 (a)	6,130	6,109
Mid-State Trust
8.330% due 04/01/2030	54,532	60,407
7.340% due 07/01/2035	1,920	2,121
6.340% due 10/15/2036	45,118	47,591
MLCC Mortgage Investors, Inc.
2.203% due 03/15/2025 (a)	255	255
Morgan Stanley ABS Capital, Inc.
2.113% due 08/25/2030 (a)	42,348	42,209
Morgan Stanley Dean Witter Capital I
2.143% due 07/25/2032 (a)	46,584	46,453
MPC Natural Gas Funding Trust
6.200% due 03/15/2013	8,113	9,267
Myra-Pemex Trust
2.687% due 10/20/2006 (a)	272	264
2.492% due 12/23/2006 (a)	5,068	4,916
2.672% due 12/23/2006 (a)	613	595
2.687% due 12/23/2006 (a)	7,033	6,822
National Medical Care, Inc.
2.937% due 09/30/2003 (a)	14,310	14,060
New Century Home Equity Loan Trust
7.540% due 06/25/2029	91	96
Novastar Home Equity Loan
2.088% due 04/25/2028 (a)	572	570
NPF XII, Inc.
2.470% due 11/01/2003 (a)(l)	49,000	49,000
Option One Mortgage Loan Trust
2.103% due 06/25/2030 (a)	661	658
2.103% due 09/25/2030 (a)	12,322	12,309

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	85

Schedule of Investments (Cont.)
Total Return Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

Provident Bank Equipment Lease Trust
2.110% due 11/25/2011 (a)	$12,808	$12,846
Provident Bank Home Equity Loan Trust
2.113% due 06/25/2021 (a)	12,384	12,358
Providian Gateway Master Trust
2.043% due 03/15/2007 (a)	28,900	28,920
Providian Master Trust
6.250% due 06/15/2007	25	25
Renaissance Home Equity Loan Trust
2.160% due 08/25/2032 (a)	38,562	38,628
Residential Asset Mortgage Products, Inc.
7.980% due 12/25/2030	24,463	27,139
Residential Asset Securitization Trust
6.750% due 03/25/2028	40,000	40,863
Residential Funding Mortgage Securities II, Inc.
7.670% due 01/25/2020	1,040	1,105
Residential Mortgage Loan Trust
2.625% due 09/25/2029 (a)	210	211
RJR Nabisco
7.500% due 12/31/2003	19,948	19,948
Salomon Brothers Mortgage Securities VII, Inc.
2.043% due 12/25/2026 (a)	2	2
2.093% due 09/25/2028 (a)	13,755	13,737
2.243% due 11/15/2029 (a)	8,792	8,787
2.403% due 12/15/2029 (a)	31,857	31,848
2.153% due 12/25/2029 (a)	6,821	6,804
2.110% due 03/25/2032 (a)	14,316	14,266
Sand Trust
2.093% due 08/25/2032 (a)	9,377	9,361
Saxon Asset Securities Trust
2.073% due 11/25/2033 (a)	33,829	33,818
Sears Credit Account Master Trust
6.050% due 01/15/2008	354	364
SLM Student Loan Trust
2.099% due 10/25/2005 (a)	387	387
2.179% due 10/25/2005 (a)	2,348	2,355
2.239% due 04/25/2006 (a)	14,450	14,474
2.349% due 01/25/2007 (a)	251	251
2.389% due 10/25/2007 (a)	5,105	5,121
2.051% due 04/25/2011 (a)	15,899	15,931
Structured Product Asset Trust
2.942% due 02/12/2003 (a)	4,200	3,906
1.910% due 06/20/2004 (a)	825	821
Team Fleet Financing Corp.
7.350% due 05/15/2003	10	10
UCFC Home Equity Loan
6.755% due 11/15/2023	165	167
8.200% due 09/15/2027	70	72
6.870% due 07/15/2029	70	76
USAA Auto Loan Grantor Trust
6.100% due 02/15/2006	61	62
Vanderbilt Acquisition Loan Trust
3.280% due 01/07/2013	48,451	48,905
WFS Financial Owner Trust
6.920% due 01/20/2004 (a)	651	653
WMC Mortgage Loan
2.273% due 10/15/2029 (a)	26,580	26,544
2.163% due 05/15/2030 (a)	4,682	4,672

Total Asset-Backed Securities (Cost $ 2,307,196)		2,328,898

SOVEREIGN ISSUES 2.0%
Banco Vivienda del Peru
9.980% due 08/01/2008	660	766
Kingdom of Jordan
6.000% due 12/23/2023	4,100	3,416
Kingdom of Spain
7.000% due 07/19/2005	500	560
Kingdom of Sweden
10.250% due 11/01/2015	500	688
Manitoba Providence of Canada
7.500% due 02/22/2010	340	420
Province of New Brunswick
7.125% due 10/01/2002	1,700	1,700
Province of Newfoundland
9.000% due 06/01/2019	500	706
Province of Ontario
7.625% due 06/22/2004	1,000	1,093
7.000% due 08/04/2005	1,000	1,120
6.000% due 02/21/2006	1,800	1,985
5.500% due 10/01/2008	12,000	13,393
Province of Quebec
7.375% due 02/01/2003	150	153
8.800% due 04/15/2003	1,100	1,142
1.951% due 06/11/2004 (a)	15,500	15,509
6.500% due 01/17/2006	2,475	2,762
8.050% due 07/07/2024	800	1,084
6.620% due 04/09/2026	25,000	30,988
1.937% due 09/29/2049 (a)	5,600	4,942
Republic of Brazil
3.062% due 04/15/2006 (a)	206,420	135,990
3.062% due 04/15/2006 (a)	19,584	12,902
11.500% due 03/12/2008	26,700	13,951
3.125% due 04/15/2009 (a)	8,318	4,159
11.000% due 01/11/2012	28,350	12,828
8.000% due 04/15/2014	243,450	118,998
8.875% due 04/15/2024	4,000	1,536
10.125% due 05/15/2027	20,000	8,300
12.250% due 03/06/2030	8,000	3,760
11.000% due 08/17/2040	122,500	54,206
Republic of Croatia
2.687% due 07/31/2006 (a)	2,203	2,181
2.687% due 07/31/2010 (a)	32,582	32,337
Republic of France
5.000% due 01/12/2003	32	32
Republic of Italy
4.500% due 01/15/2003	32	32
Republic of Kazakhstan
8.375% due 10/02/2002	5,000	5,000
Republic of Panama
8.250% due 04/22/2008	60,950	58,664
9.625% due 02/08/2011	15,000	14,835
9.375% due 07/23/2012	31,000	30,070
5.000% due 07/17/2014	15,267	12,366
Republic of Peru
9.125% due 02/21/2012	58,128	47,047
9.125% due 02/21/2012	61,500	49,908
4.000% due 03/07/2017	11,000	6,587
Republic of Poland
6.000% due 10/27/2014	2,940	2,951
3.750% due 10/27/2024	16,650	13,716
Republic of South Africa
9.125% due 05/19/2009	41,575	48,435
7.375% due 04/25/2012	34,400	36,335
South African Aid
2.340% due 03/26/2009	2,000	2,016
State of Israel
6.200% due 06/14/2003	25	25
State of Qatar
2.957% due 02/18/2004 (a)	3,550	3,497
United Mexican States
9.750% due 04/06/2005	5,000	5,588
8.500% due 02/01/2006	900	976
8.500% due 02/01/2006	3,781	4,140
10.375% due 02/17/2009	42	49
9.875% due 02/01/2010	23,800	27,013
9.875% due 02/01/2010	100	114
8.375% due 01/14/2011	19,950	20,997
8.375% due 01/14/2011	2,153	2,271
7.500% due 01/14/2012	28,500	28,892
11.375% due 09/15/2016	32,800	40,426
11.375% due 09/15/2016	7,500	9,244
8.125% due 12/30/2019	6,700	6,549
6.250% due 12/31/2019	44,150	42,715
6.250% due 12/31/2019	33,010	31,937

86	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

	Principal Amount (000s)		Value (000s)

8.000% due 09/24/2022		$51,800	$49,402
11.500% due 05/15/2026		7,890	9,914
8.300% due 08/15/2031		217,800	211,811
United Mexican States Value Recovery Right
0.000% due 06/30/2003 (a)		86,989	261
0.000% due 06/30/2004 (a)		181,719	273
0.000% due 06/30/2005 (a)		181,719	109
0.000% due 06/30/2006 (a)		103,610	62
0.000% due 06/30/2007 (a)		103,610	57

Total Sovereign Issues (Cost $1,502,442)			1,307,891

FOREIGN CURRENCY-DENOMINATED ISSUES (i)(j) 4.6%
Banque Centrale De Tunisie
7.500% due 08/06/2009	EC	2,300	2,375
Commonwealth of Canada
5.750% due 09/01/2006	C$	120	81
4.250% due 12/01/2026		15,929	11,736
Commonwealth of New Zealand
4.500% due 02/15/2016	N$	81,000	44,639
El Paso Corp.
5.750% due 03/14/2006	EC	12,000	9,807
7.125% due 05/06/2009		53,300	42,929
1.022% due 07/16/2003 (a)	JY	8,400,000	66,930
Freddie Mac
4.500% due 03/15/2004	EC	70	71
5.750% due 09/15/2010		165	177
Halifax Group Euro Finance
7.627% due 12/29/2049		14,700	16,464
KBC Bank Fund Trust IV
8.220% due 11/29/2049		5,000	5,622
Korea Electric Power Corp.
4.172% due 10/31/2002 (a)		18,900	9,539
Lloyds TSB Capital I
7.375% due 02/07/2049 (a)		26,000	28,795
Oesterreich Kontrollbank
1.800% due 03/22/2010	JY	12,000	107
Pfizer, Inc.
0.800% due 03/18/2008		16,000	133
Republic of Germany
4.750% due 12/13/2002	EC	5,801	5,747
4.250% due 03/14/2003		32	32
6.000% due 01/05/2006		293,300	313,187
5.000% due 02/17/2006		505,000	524,519
4.500% due 08/17/2007		400,000	410,914
5.250% due 01/04/2008		735,700	781,584
5.250% due 07/04/2010		92,650	98,383
6.500% due 07/04/2027		200,000	241,429
4.750% due 07/04/2028		200,000	193,005
Royal Bank of Scotland Group PLC
6.770% due 03/31/2049		107,300	112,444
United Kingdom Gilt
5.000% due 03/07/2012	BP	50	82
United Mexican States
10.375% due 01/29/2003	EC	200	103
7.000% due 06/02/2003	C$	30,200	19,210
6.750% due 06/06/2006	JY	2,000,000	18,835
7.500% due 03/08/2010	EC	5,000	4,840

Total Foreign Currency-Denominated Issues (Cost $2,837,528)			2,963,719

PURCHASED PUT OPTIONS 0.0%
Eurodollar December Futures (CME)
Strike @ 96.750 Exp. 12/16/2002		$500,000	3
Strike @ 96.000 Exp. 12/16/2002		4,873,000	61
Strike @ 95.750 Exp. 12/16/2002		7,000,000	44
Eurodollar March Futures (CME)
Strike @ 95.750 Exp. 03/17/2003		10,500,000	131
Harborview Mortgage Loan Trust (OTC)
7.470% due 08/19/2030
Strike @ 100.000 Exp. 05/01/2005		22,975	0
PNC Mortgage Securities Corp. (OTC)
7.430% due 05/25/2040
Strike @ 100.000 Exp. 04/01/2005		6,200	0

Total Purchased Put Options (Cost $289)			239

CONVERTIBLE BONDS & NOTES 0.3%
Banking & Finance 0.3%
Verizon Global Funding Corp.
5.750% due 04/01/2003		20,600	20,847
5.750% due 04/01/2003		15,080	15,174
4.250% due 09/15/2005		26,400	26,796
4.250% due 09/15/2005		5,900	5,945
0.000% due 05/15/2021		170,000	93,075

			161,837

Industrials 0.0%
Enron Corp.
0.000% due 02/07/2021 (b)		17,999	1,800

Utilities 0.0%
Cox Communications, Inc.
0.425% due 04/19/2020		25,000	10,500

Total Convertible Bonds & Notes (Cost $184,758)			174,137

PREFERRED SECURITY 0.7%
	Shares
Abbey National Capital Trust I
8.963% due 12/29/2049 (a)		20,800,000	25,366
DG Funding Trust
4.105% due 12/29/2049 (a)		35,250	363,075
UBS Preferred Funding Trust I
8.622% due 10/29/2049 (a)		38,900,000	46,595

Total Preferred Security (Cost $412,689)			435,036

PREFERRED STOCK 0.0%
Centaur Funding Corp.
9.080% due 04/21/2020		125	111
CSC Holdings, Inc.
11.125% due 04/01/2008		27,035	1,777
Fortis Amev NV
3.860% due 12/31/2049 (a)		85	11,560
3.870% due 12/31/2049 (a)		86	11,696
Home Ownership Funding
13.331% due 12/31/2049		4,125	2,671
Northern Rock PLC
8.950% due 11/29/2049		260,000	6,500

Total Preferred Stock (Cost $32,763)			34,315

SHORT-TERM INSTRUMENTS 28.9%
	Principal Amount (000s)
Commercial Paper 27.7%
Abbey National North America LLC
1.740% due 10/17/2002		$73,700	73,643
1.760% due 10/17/2002		215,100	214,932
1.760% due 10/24/2002		144,500	144,338
1.750% due 12/10/2002		119,400	118,992
1.750% due 12/11/2002		55,100	54,909
1.750% due 12/12/2002		7,500	7,474
ABN AMRO Mortgage Corp.
1.760% due 10/11/2002		42,500	42,479
Anz (Delaware), Inc.
1.760% due 10/15/2002		7,200	7,195

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	87

Schedule of Investments (Cont.)
Total Return Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

1.750% due 10/23/2002	$34,400	$34,363
1.730% due 11/08/2002	10,400	10,381
AT&T Corp.
3.605% due 04/18/2003	3,200	3,011
3.720% due 04/18/2003	491,000	462,075
BP Amoco Capital PLC
1.970% due 10/01/2002	83,900	83,900
1.740% due 10/23/2002	86,100	86,008
1.750% due 12/09/2002	61,300	61,093
Canadian Wheat Board
1.740% due 10/03/2002	800	800
CBA (de) Finance
1.970% due 10/01/2002	125,000	125,000
1.720% due 10/04/2002	100,000	99,986
1.730% due 10/04/2002	68,700	68,690
1.780% due 10/04/2002	5,200	5,199
1.750% due 11/27/2002	59,200	59,036
1.750% due 12/02/2002	69,000	68,792
CDC Commercial Corp.
1.750% due 10/25/2002	56,800	56,734
1.750% due 11/04/2002	40,000	39,934
1.750% due 11/05/2002	125,000	124,787
Danske Corp.
1.940% due 10/01/2002	300	300
1.750% due 10/02/2002	7,800	7,800
1.760% due 10/15/2002	200	200
1.730% due 10/17/2002	8,000	7,994
1.760% due 10/17/2002	600	600
1.770% due 10/25/2002	12,000	11,986
1.750% due 11/04/2002	168,400	168,122
1.750% due 11/12/2002	58,800	58,680
1.760% due 11/27/2002	100,000	99,721
1.750% due 12/03/2002	225,000	224,305
1.760% due 12/03/2002	43,500	43,366
1.750% due 12/19/2002	1,000	996
Dupont De Nemours & Co.
1.720% due 10/04/2002	2,200	2,200
Eksportfinanans ASA
1.780% due 10/28/2002	150,000	149,800
1.750% due 12/09/2002	28,100	28,004
Electricite De France
1.740% due 10/31/2002	47,000	46,932
Fannie Mae
1.860% due 10/01/2002	55,100	55,100
1.730% due 10/02/2002	100,000	99,995
0.000% due 10/15/2002	4,640	4,637
1.650% due 10/16/2002	25,404	25,387
1.710% due 10/16/2002	18,600	18,587
1.725% due 10/16/2002	1,000	999
1.730% due 10/16/2002	13,100	13,091
1.640% due 10/23/2002	99,900	99,800
1.690% due 10/23/2002	218,400	218,174
1.700% due 10/23/2002	17,850	17,831
1.715% due 10/30/2002	439,600	438,993
1.720% due 10/30/2002	227,000	226,685
1.720% due 11/06/2002	15,300	15,274
1.680% due 11/13/2002	400	399
1.700% due 11/13/2002	4,600	4,591
1.710% due 11/20/2002	17,860	17,818
1.700% due 11/27/2002	200	199
1.705% due 11/27/2002	22,900	22,838
1.720% due 11/27/2002	149,900	149,492
2.100% due 11/29/2002	2,000	1,993
1.730% due 12/05/2002 (e)	2,270	2,263
1.700% due 12/11/2002	1,000	997
1.710% due 12/11/2002	5,800	5,780
1.710% due 12/18/2002	69,900	69,635
1.690% due 12/24/2002	13,500	13,445
Federal Home Loan Bank
1.850% due 10/01/2002	1,327,000	1,327,000
1.715% due 10/02/2002	141,794	141,787
1.720% due 10/02/2002	100,000	99,995
1.680% due 10/04/2002	204,540	204,511
1.700% due 10/04/2002	49,000	48,993
1.680% due 10/10/2002	190,700	190,620
1.690% due 10/16/2002	100,000	99,930
1.725% due 10/18/2002	2,100	2,098
1.680% due 10/22/2002	5,700	5,694
1.640% due 10/23/2002	20,800	20,779
1.650% due 10/23/2002	134,400	134,264
1.680% due 10/23/2002	2,200	2,198
1.690% due 10/23/2002	39,378	39,337
1.700% due 10/23/2002	5,200	5,195
1.680% due 10/25/2002	9,100	9,090
1.700% due 10/25/2002	62,400	62,329
1.680% due 10/28/2002	144,100	143,918
1.680% due 10/30/2002	30,900	30,858
1.700% due 10/30/2002	323,500	323,057
1.725% due 10/30/2002	7,300	7,290
1.670% due 11/01/2002	250,000	249,640
1.680% due 11/01/2002	1,200	1,198
1.685% due 11/01/2002	92,410	92,276
1.690% due 11/01/2002	100,000	99,854
1.695% due 11/01/2002	4,400	4,394
1.700% due 11/01/2002	3,300	3,295
1.700% due 11/22/2002	800	798
1.680% due 12/02/2002	1,000	997
2.120% due 12/02/2002	228	227
Fonterra Co-operative Group Ltd.
1.760% due 10/30/2002	99,100	98,959
Freddie Mac
1.700% due 10/01/2002	12,000	12,000
1.860% due 10/01/2002	299,500	299,500
1.870% due 10/01/2002	2,300,000	2,300,000
1.700% due 10/04/2002	4,100	4,099
1.650% due 10/18/2002	18,700	18,685
1.680% due 10/22/2002	6,500	6,494
1.720% due 10/22/2002	39,409	39,369
1.650% due 10/24/2002	13,800	13,785
1.700% due 10/24/2002	200	200
1.691% due 10/31/2002 (e)	415	414
1.700% due 10/31/2002	131,600	131,414
1.710% due 10/31/2002	232,900	232,568
1.700% due 11/06/2002	99,900	99,730
1.645% due 11/07/2002	9,300	9,284
1.700% due 11/19/2002	19,300	19,255
1.710% due 11/27/2002 (e)	195,961	195,430
GlaxoSmithKline PLC
1.760% due 10/02/2002	24,300	24,299
1.760% due 10/18/2002	109,700	109,609
1.680% due 11/06/2002	75,300	75,173
1.710% due 11/06/2002	70,600	70,479
1.680% due 11/13/2002	13,000	12,974
1.750% due 12/03/2002	55,700	55,528
HBOS Treasury Services PLC
1.700% due 10/07/2002	6,250	6,248
1.730% due 10/15/2002	106,000	105,929
1.770% due 10/16/2002	43,900	43,868
1.780% due 10/16/2002	200	200
1.770% due 10/17/2002	15,800	15,788
1.760% due 10/18/2002	1,500	1,499
1.735% due 10/25/2002	6,000	5,993
1.750% due 10/25/2002	100,000	99,883
1.740% due 10/31/2002	64,000	63,907
1.745% due 10/31/2002	50,000	49,927
1.750% due 11/04/2002	77,900	77,771
1.700% due 11/14/2002	144,700	144,399
1.740% due 11/15/2002	52,900	52,785
KFW International Finance, Inc.
1.700% due 10/31/2002	25,600	25,564
National Australia Funding, Inc.
1.750% due 10/02/2002	6,100	6,100
1.750% due 10/03/2002	28,200	28,197
Nestle Australia Corp.
1.760% due 10/11/2002	20,700	20,690
1.780% due 10/17/2002	16,700	16,687

88	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

Pfizer, Inc.
1.710% due 10/04/2002	$3,500	$3,500
1.730% due 10/18/2002	10,100	10,092
1.730% due 10/28/2002	11,000	10,986
Queensland Treasury Corp.
1.710% due 10/11/2002	1,000	1,000
Rabobank Nederland NV
1.920% due 10/01/2002	419,500	419,500
Royal Bank of Canada
1.740% due 10/21/2002	700	699
1.765% due 10/21/2002	52,900	52,848
Shell Finance (UK) PLC
1.700% due 10/11/2002	198,600	198,506
1.750% due 11/19/2002	115,000	114,607
1.700% due 11/20/2002	28,000	27,934
1.700% due 11/26/2002	33,200	33,112
Svenska Handlesbank, Inc.
1.760% due 10/07/2002	6,300	6,298
1.755% due 10/29/2002	48,300	48,234
1.730% due 10/30/2002	600	599
1.755% due 10/30/2002	200,000	199,717
1.750% due 10/31/2002	5,000	4,993
1.755% due 10/31/2002	100,000	99,854
1.750% due 11/06/2002	25,900	25,855
1.750% due 11/07/2002	400	399
1.760% due 11/20/2002	19,400	19,353
1.750% due 11/25/2002	205,200	204,651
1.750% due 11/26/2002	93,900	93,644
1.750% due 12/05/2002	700	698
1.740% due 12/10/2002	2,200	2,192
1.750% due 12/11/2002	30,000	29,896
1.750% due 12/16/2002	36,445	36,310
1.750% due 12/18/2002	65,000	64,754
Swedbank Forenings PLC
1.760% due 11/12/2002	16,300	16,267
TotalFinaElf SA
1.970% due 10/01/2002	438,700	438,700
1.745% due 10/23/2002	30,500	30,467
1.740% due 10/24/2002	49,600	49,545
1.740% due 10/31/2002	8,600	8,588
1.750% due 10/31/2002	4,300	4,294
1.750% due 11/20/2002	8,900	8,878
1.745% due 12/17/2002	852	849
UBS Finance, Inc.
1.970% due 10/01/2002	2,594,200	2,594,200
1.750% due 11/13/2002	271,000	270,434
1.750% due 11/15/2002	20,400	20,355
1.750% due 12/18/2002	9,000	8,966
1.750% due 12/19/2002	9,200	9,165
USAA Capital Corp.
1.730% due 11/04/2002	4,500	4,493
Westpac Trust Securities NZ Ltd.
1.720% due 10/17/2002	100,000	99,924
1.760% due 10/21/2002	13,800	13,787
1.740% due 10/22/2002	29,200	29,170
1.755% due 10/22/2002	5,400	5,394
1.750% due 10/29/2002	80,000	79,891
1.750% due 11/04/2002	97,000	96,840
1.710% due 12/05/2002	12,700	12,660
1.750% due 12/05/2002	600	598
1.750% due 12/12/2002	17,700	17,638

		17,906,399

Repurchase Agreement 0.0%
Credit Suisse First Boston
1.850% due 10/01/2002 (Dated 09/30/2002. Collateralized by U.S. Treasury Bonds 8.000% due 11/15/2021 valued at $511. Repurchase proceeds are $500.)	500	500

U.S. Treasury Bills 1.2%
1.606% due 10/24/2002-12/19/2002 (d)(f)	766,990	765,172

Total Short-Term Instruments (Cost $18,699,810)		18,672,071

Total Investments 119.1% (Cost $ 76,927,592)		$77,087,583
Written Options (h) (0.2%) (Premiums $ 121,172)		(133,590)
Other Assets and Liabilities (Net) (18.9%)		(12,247,498)

Net Assets 100.0%		$64,706,495

Notes to Schedule of Investments (amounts in thousands):

(a) Variable rate security. The rate listed is as of September 30, 2002.

(b) Security is in default.

(c) Restricted security.

(d) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(e) Security, or a portion thereof, subject to financing transaction.

(f) Securities with an aggregate market value of $472,912 have been segregated with the custodian to cover margin requirements for the following open futures contracts at September 30, 2002:

Type	# of Contracts	Unrealized Appreciation/ (Depreciation)

Euro-Bobl 5 Year Note (12/2002)	65,561	$137,767
Euro-Bobl 10 Year Note (12/2002)	31,216	66,868
Euribor March Futures (03/2003)	27,766	73,638
Euribor June Futures (06/2003)	3,336	2,219
Euribor Options March Futures (03/2003)	28,397	4,533
Euribor Options June Futures (06/2003)	4,066	631
Euribor Options December Futures (12/2003)	4,070	444
Euribor Options December Futures (12/2003)	4,294	(36)
U.S. Treasury 2 Year Note (12/2002)	31	50
U.S. Treasury 5 Year Note (12/2002)	315	754
U.S. Treasury 10 Year Note (12/2002)	91,312	321,685
U.S. Treasury 30 Year Note (12/2002)	7,488	28,061
Eurodollar June Futures (06/2003)	6,692	25,625
Eurodollar September Futures (09/2003)	24	186

		$662,425

(g) Principal amount of security is adjusted for inflation.

(h) Premiums received on written options:

Type	# of Contracts	Premium	Value

Put—OTC 3 Month LIBOR Interest Rate Swap
Strike @ 6.000 Exp. 10/19/2004	270,000,000	$11,001	$6,787
Call—OTC 3 Month LIBOR Interest Rate Swap
Strike @ 6.000 Exp. 10/19/2004	270,000,000	11,001	24,888
Put—OTC 3 Month LIBOR Interest Rate Swap
Strike @ 6.700 Exp. 11/02/2004	400,000,000	13,710	7,099
Call—OTC 3 Month LIBOR Interest Rate Swap
Strike @ 5.200 Exp. 11/02/2004	25,200,000	791	1,498
Put—OTC 3 Month LIBOR Interest Rate Swap
Strike @ 6.700 Exp. 11/02/2004	185,200,000	5,978	3,287
Put—OTC 3 Month LIBOR Interest Rate Swap
Strike @ 6.000 Exp. 10/19/2004	135,500,000	5,468	3,406
Call—OTC 3 Month LIBOR Interest Rate Swap
Strike @ 6.000 Exp. 10/19/2004	135,500,000	5,468	12,490

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	89

Schedule of Investments (Cont.)
Total Return Fund
September 30, 2002 (Unaudited)

Put—OTC 3 Month LIBOR Interest Rate Swap Strike @ 7.000 Exp. 01/07/2005	76,300,000	$2,888	$1,301
Call—OTC 3 Month LIBOR Interest Rate Swap Strike @ 5.500 Exp. 01/07/2005	76,300,000	1,593	5,283
Call—OTC 3 Month LIBOR Interest Rate Swap Strike @ 5.500 Exp. 01/07/2005	91,600,000	2,221	6,343
Put—OTC 3 Month LIBOR Interest Rate Swap Strike @ 7.000 Exp. 01/07/2005	91,600,000	3,092	1,562
Call—CME Eurodollar June Futures Strike @ 98.750 Exp. 06/16/2003	21,930	7,139	11,239
Put—CME Eurodollar June Futures Strike @ 97.500 Exp. 06/16/2003	11,025	4,286	3,376
Put—CME Eurodollar June Futures Strike @ 98.000 Exp. 06/16/2003	4,170	2,486	2,486
Put—CME Eurodollar December Futures Strike @ 96.500 Exp. 12/16/2002	43,317	29,079	272
Call—CBOT U.S. Treasury Note December Futures Strike @ 110.000 Exp. 11/23/2002	2,892	2,497	17,714
Call—CBOT U.S. Treasury Note December Futures Strike @ 116.000 Exp. 11/23/2002	15,113	12,474	24,559

		$121,172	$133,590

(i) Foreign forward currency contracts outstanding at September 30, 2002:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation/ (Depreciation)

Sell	C$	27,294	10/2002	$707
Sell	EC	607,480	11/2002	(3,693)
Sell	JY	3,609,000	07/2003	178
Sell		3,604,597	12/2002	0
Sell	N$	56,333	10/2002	0

				$(2,808)

(j) Principal amount denoted in indicated currency:

BP—British Pound
C$—Canadian Dollar
EC—Euro
JY—Japanese Yen
N$—New Zealand Dollar

(k) Swap agreements outstanding at September 30, 2002:

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Broker: UBS—Warburg Exp. 03/15/2032	EC 159,900	$3,511
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Broker: Goldman Sachs Exp. 03/15/2017	660,700	7,045
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 5.000%.
Broker: J.P. Morgan Chase & Co. Exp. 06/17/2012	13,000	(78)
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Broker: J.P. Morgan Chase & Co. Exp. 03/15/2032	243,700	6,715
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 5.000%.
Broker: CITIBANK N.A., London Exp. 06/17/2012	7,300	(44)
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Broker: J.P. Morgan Chase & Co. Exp. 03/15/3017	62,000	756
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Broker: UBS—Warburg Exp. 03/15/2032	BP 96,900	(2,787)
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 5.000%.
Broker: J.P. Morgan Chase & Co. Exp. 03/15/2032	134,100	(2,648)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Broker: Goldman Sachs Exp. 03/15/2017	336,300	(351)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Broker: J.P. Morgan Chase & Co. Exp. 03/15/2017	38,100	(297)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Broker: Morgan Stanley Exp. 03/15/2017	5,800	49
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Broker:UBS—Warburg Exp. 03/15/2017	77,300	(661)
Receive floating rate based on 6-month JY-LIBOR and pays fixed rate equal to 0.324%.
Broker: Goldman Sachs Exp. 09/12/2007	JY 29,200,000	514

90	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

Receive floating rate based on 6-month JY-LIBOR and pays fixed rate equal to 0.323%.
Broker: UBS—Warburg Exp. 09/12/2007	$50,000,000	$911
Receive floating rate based 6-month JY-LIBOR and pays a fixed rate equal to 0.390%.
Broker: Goldman Sachs Exp. 06/18/2007	11,078,200	110
Receive floating rate based on 6-month JY-LIBOR and pays a fixed rate equal to 0.390%.
Broker: UBS—Warburg Exp. 06/18/2007	25,000,000	271
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 0.213%.
Broker: Morgan Stanley Exp. 05/17/2004	2,710,000	0
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 1.777%.
Broker: Goldman Sachs Exp. 01/12/2011	3,734,100	(2,273)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 1.771%.
Broker: Morgan Stanley Exp. 01/11/2011	11,050,000	(6,687)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 1.757%.
Broker: Merrill Lynch Exp. 01/11/2011	10,000,000	(5,959)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 2.340%.
Broker: Goldman Sachs Exp. 10/07/2007	24,500,000	(19,697)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 2.295%.
Broker: Goldman Sachs Exp. 04/14/2008	580,000	(240)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 1.670%.
Broker: Goldman Sachs Exp. 05/18/2007	1,500,000	(685)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 2.305%.
Broker: Goldman Sachs Exp. 04/15/2008	377,000	(157)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 0.200%.
Broker: J.P. Morgan Chase & Co. Exp. 03/17/2003	1,050,000	0
Receive floating rate based on 3-month LIBOR plus 0.160% and pay a fixed rate equal to 0.426%.
Broker: Lehman Brothers, Inc. Exp. 04/19/2005	13,033	1,884
Receive floating rate based on 3-month LIBOR PLUS 0.500% and pay a fixed rate equal to 7.600%.
Broker: Lehman Brothers, Inc. Exp. 07/15/2003	35,000	(1,476)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Broker: Lehman Brothers, Inc. Exp. 06/15/2011	3,600	4
Pay total return on Lehman Brothers Intermediate Government Bond Index and receive floating rate based on 1-month LIBOR less 0.250%.
Broker: Lehman Brothers, Inc. Exp. 10/01/2002	21,400	0
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Broker: Bank of America Exp. 12/18/2012	496,900	(46,497)
Receive a fixed rate equal to 6.000% and pay floating rate based on 3-month LIBOR.
Broker: Bank of America Exp. 12/18/2007	10,000	137
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Broker: Morgan Stanley Exp. 12/18/2012	154,900	(13,787)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Broker: Goldman Sachs Exp. 12/18/2012	728,900	(61,506)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Broker: Lehman Brothers, Inc. Exp. 12/18/2012	216,600	(19,263)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Broker: J.P. Morgan Chase & Co. Exp. 12/18/2012	757,000	(69,769)

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	91

Schedule of Investments (Cont.)
Total Return Fund
September 30, 2002 (Unaudited)

Receive a fixed rate equal to 0.650% and the Fund will pay to counterparty at par in the event of default of Niagara Mohawk Power Corp. 7.750% due 10/01/2008.
Broker: Lehman Brothers, Inc. Exp. 12/31/2004	$50,000	$5
Receive a fixed rate equal to 0.400% and the Fund will pay to the counterparty at par in the event of default of Time Warner, Inc. 7.400% due 02/01/2004.
Broker: Goldman Sachs Exp. 11/10/2002	20,000	(154)
Receive a fixed rate equal to .510% and the Fed will pay to the counterparty at par in the event of default of Time Warner, Inc. 7.750% due 06/15/2005.
Broker: Lehman Brothers, Inc. Exp. 01/25/2005	10,000	(343)
Receive a fixed rate equal to 0.250% and the Fund will pay to the counterparty at par in the event of default of Wisconsin Electric Power 6.625% due 11/16/2006.
Broker: Lehman Brothers, Inc. Exp. 04/18/2003	25,000	(37)
Receive a fixed rate equal to 0.850% and the Fund will pay to the counterparty at par in the event of default of Verizon Global Funding Corp. 0.000% due 05/15/2021.
Broker: Lehman Brothers, Inc. Exp. 06/15/2004	21,500	(932)
Received a fixed rate equal to 0.840% and the Fund will pay to the counterparty at par in the event of default of Verizon Global Funding Corp. 6.750% due 12/01/2005.
Broker: Goldman Sachs Exp. 06/15/2004	100,000	(4,211)
Receive a fixed rate equal to 0.850% and the Fund will pay to the counterparty at par in the event of default of Verizon Global Funding Corp. 6.750% due 12/01/2005.
Broker: J.P. Morgan Chase & Co. Exp. 06/12/2004	100,000	(4,705)
Receive a fixed rate equal to 1.650% and the Fund will pay to the counterparty at par in the event of default of United Mexican States 9.750% due 04/06/2005.
Broker: Credit Suisee First Boston Exp. 05/23/2003	50,000	168
Receive a fixed rate equal to 0.850% and the Fund will pay to the counterparty at par in the event of default of Tyco International Group SA 0.000% due 02/12/2021.
Broker: Merrill Lynch Exp. 02/12/2003	25,000	(797)
Receive a fixed rate equal to 0.900% and the Fund will pay to the counterparty at par in the event of default of Verizon Global Funding Corp. 0.000% due 05/15/2021.
Broker: J.P. Morgan Chase & Co. Exp. 06/15/2004	50,000	(2,327)
Receive a fixed rate equal to 0.625% and the Fund will pay to the counterparty at par in the event of default of Phillip Morris Cos., Inc. 7.000% due 07/15/2005.
Broker: J.P. Morgan Chase & Co. Exp. 07/17/2003	50,000	(512)
Receive a fixed rate equal to 0.625% and the Fund will pay to the counterparty at par in the event of default of Phillip Morris Cos., Inc. 7.650% due 07/01/2008.
Broker: Credit Suisee First Boston Exp. 07/17/2003	100,000	(980)
Receive a fixed rate equal to 0.400% and the Fund will pay to the counterparty at par in the event of default of National Rural Utilities Cooperative Finance Corp. 5.750% due 12/01/2008.
Broker: Lehman Brothers, Inc. Exp. 09/01/2003	76,500	(1,365)
Receive a fixed rate equal to 0.460% and the Fund will pay to the counterparty at par in the event of default of Vodafone Group PLC 7.750% due 02/15/2010.
Broker: Lehman Brothers, Inc. Exp. 09/10/2003	68,500	(597)
Receive a fixed rate equal to 1.160% and the Fund will pay to the counterparty at par in the event of default of United Mexican States 9.750% due 04/06/2005.
Broker: Credit Suisee First Boston Exp. 12/17/2002	50,000	49
Receive a fixed rate equal to 0.215% and the Fund will pay to the counterparty at par in the event of default of Freddie Mac 5.750% due 04/15/2008.
Broker: Morgan Stanley Exp. 02/26/2007	103,300	(956)
Receive a fixed rate equal to 1.150% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 9.625% due 02/08/2011.
Broker: Goldman Sachs Exp. 04/23/2003	13,500	(9)
Receive a fixed rate equal to 0.900% and the Fund will pay to the counterparty at par in the event of default of Republic of South Africa 9.125% due 05/19/2009.
Broker: Goldman Sachs Exp. 04/23/2003	10,000	(6)

92	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

Receive a fixed rate equal to 1.050% and the Fund will pay to the counterparty at par in the event of default of Republic of Bulgaria 2.688% due 07/28/2011.
Broker: J.P. Morgan Chase & Co. Exp. 10/23/2003	$15,000	$(39)
Receive a fixed rate equal to 9.125% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Broker: Morgan Stanley Exp. 06/03/2003	15,000	2
Receive a fixed rate equal to 1.200% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 9.625% due 020/8/2011.
Broker: Credit Suisee First Boston Exp. 06/03/2003	5,000	(18)
Receive a fixed rate equal to 2.000% and the Fund will pay to the counterparty at par in the event of default of Deutsche Telekom International Finance BV 5.250% due 05/20/2008.
Broker: CITIBANK N.A., London Exp. 06/06/2003	25,000	3
Receive a fixed rate equal to 1.950% and the Fund will pay to the counterparty at par in the event of default of Deutsche Telekom International Finance BV 5.250% due 5/20/2008.
Broker: Goldman Sachs Exp. 06/05/2003	25,000	3
Receive a fixed rate equal to 3.500% and the Fund will pay to the counterparty at par in the event of default of France Telecom SA 5.750% due 04/25/2007.
Broker: Goldman Sachs Exp. 06/05/2003	25,000	3
Receive a fixed rate equal to 7.750% and the Fund will pay to the counterparty at par in the event of default of CIT Group, Inc. 7.625% due 08/16/2005.
Broker: J.P. Morgan Chase & Co. Exp. 06/19/2003	30,000	(52)
Receive a fixed rate equal to 7.000% and the Fund will pay to the counterparty at par in the event of default of Sprint Capital Corp. 6.000% due 01/15/2007.
Broker: Merrill Lynch Exp. 04/04/2003	4,000	(109)
Receive a fixed rate equal to 1.550% and the Fund will pay to the counterparty at par in the event of default of Household Finance Corp. 6.375% due 10/15/2011.
Broker: Morgan Stanley Exp. 05/28/2004	25,000	(825)
Receive a fixed rate equal to 1.900% and the Fund will pay to the counterparty at part in the event of default Ford Motor Credit Co. 7.250% due 10/25/2011.
Broker: ABN AMRO Bank N.V. Exp. 02/13/2003	25,000	3
Receive a fixed rate equal to 1.300% and the Fund will pay to the counterparty at par in the event of default of General Motors Acceptance Corp. 6.000% due 04/01/2011.
Broker: ABN AMRO Bank N.V. Exp. 01/20/2004	25,000	3
Receive a fixed rate equal to 1.050% and the Fund will pay to the counterparty at par in the event of default of DaimlerChrysler North America Holding Corp 7.300% due 01/15/2012.
Broker: ABN AMRO Bank N.V. Exp. 08/16/2004	25,000	3
Receive a fixed rate equal to 1.260% and the Fund will pay to the counterparty at par in the event of default of National Rural Utilities Cooperative Finance Corp. 7.250% due 03/01/2012.
Broker: UBS—Warburg Exp. 04/26/2004	25,000	(433)
Receive a fixed rate equal to 0.400% and the Fund will pay to the counterparty at par in the event of default of AIG SunAmerica Global Finance XII 5.300% due 05/30/2007.
Broker: ABN AMRO Bank N.V. Exp. 09/18/2003	25,000	3
Receive a fixed rate equal to 0.440% and the Fund will pay to the counterparty at par in the event of default of General Electric Capital Corp. 5.000% due 06/15/2007.
Broker: Credit Suisee First Boston Exp. 09/18/2003	25,000	3
Receive a fixed rate equal to 0.440% and the Fund will pay to the counterparty at par in the event of default of General Electric Capital Corp. 5.875% due 02/15/2012.
Broker: Credit Suisee First Boston Exp. 09/23/2003	50,000	5

		$(252,109)

(l) Subsequent to September 30, 2002, the issuer declared bankruptcy.

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	93

Schedule of Investments
Total Return Fund II
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 26.4%
Banking & Finance 14.6%
Allstate Corp.
6.750% due 06/15/2003	$9,300	$9,598
7.875% due 05/01/2005	200	223
American Express Travel
5.625% due 01/22/2004	5,000	5,220
Associates Corp. of North America
5.750% due 11/01/2003	600	626
Bank of America Corp.
7.500% due 10/15/2002	400	401
Bank of New York Co., Inc.
6.625% due 06/15/2003	5,000	5,165
Bank One Corp.
5.900% due 11/15/2011	1,000	1,096
Bear Stearns Cos., Inc.
2.047% due 12/01/2003 (a)	17,200	17,229
Bellsouth Savings & Employee Stock Ownership Trust
9.125% due 07/01/2003	6	6
Beneficial Corp.
6.750% due 02/11/2003	10	10
Chase Manhattan Corp.
7.625% due 01/15/2003	5,000	5,074
CIT Group, Inc.
2.310% due 04/07/2003 (a)	9,700	9,683
5.625% due 05/17/2004	8,685	8,897
7.125% due 10/15/2004	2,000	2,122
Citicorp
7.125% due 06/01/2003	4,000	4,135
Donaldson, Lufkin & Jenrette, Inc.
6.875% due 11/01/2005	225	249
First Chicago Corp.
6.875% due 06/15/2003	4,000	4,138
Ford Motor Credit Co.
1.963% due 02/03/2003 (a)	10,000	9,906
2.010% due 03/17/2003 (a)	10,000	9,875
2.040% due 11/24/2003 (a)	5,000	4,849
6.750% due 08/15/2008	250	241
General Electric Capital Corp.
6.125% due 02/22/2011	3,400	3,698
General Motors Acceptance Corp.
5.480% due 12/16/2002	235	236
1.910% due 02/14/2003 (a)	20,000	19,898
1.857% due 08/18/2003 (a)	1,700	1,674
2.580% due 01/20/2004 (a)	24,825	24,376
2.612% due 05/04/2004 (a)	32,700	31,904
Goldman Sachs Group, Inc.
5.900% due 01/15/2003	2,000	2,023
2.074% due 03/19/2003 (a)	5,000	5,005
2.580% due 01/20/2009 (a)	5,000	5,071
Heller Financial, Inc.
6.440% due 10/06/2002	400	400
2.087% due 04/28/2003 (a)	15,000	15,024
7.875% due 05/15/2003	150	156
Household Finance Corp.
2.060% due 06/24/2003 (a)	15,000	14,853
6.250% due 08/15/2003	50	51
2.146% due 05/28/2004 (a)	4,800	4,648
5.875% due 09/25/2004	15,000	15,039
J.P. Morgan Chase & Co.
7.625% due 09/15/2004	250	273
KBC Bank Fund Trust III
9.860% due 11/29/2049 (a)	12,000	14,541
Mellon Funding Corp.
5.750% due 11/15/2003	200	208
Morgan Stanley, Dean Witter & Co.
7.125% due 01/15/2003	275	279
National Rural Utilities Cooperative Finance Corp.
2.940% due 04/26/2004 (a)	3,000	3,009
7.250% due 03/01/2012	3,500	3,895
8.000% due 03/01/2032	15,000	17,201
NationsBank Corp.
6.200% due 08/15/2003	10,800	11,198
8.625% due 11/15/2003	1,550	1,660
6.500% due 03/15/2006	250	278
PNC Funding Corp.
6.125% due 09/01/2003	1,400	1,448
Qwest Capital Funding, Inc.
7.250% due 02/15/2011	2,900	1,305
Salomon, Inc.
7.000% due 05/12/2003	500	515
Wachovia Corp.
4.950% due 11/01/2006	4,400	4,704

		303,313

Industrials 4.5%
American Airlines, Inc.
7.858% due 10/01/2011	2,400	2,553
AOL Time Warner, Inc.
7.625% due 04/15/2031	2,400	2,007
7.700% due 05/01/2032	18,100	15,387
ConAgra Foods, Inc.
2.475% due 09/10/2003 (a)	17,000	17,037
Conoco, Inc.
5.900% due 04/15/2004	250	262
Continental Airlines, Inc.
7.056% due 09/15/2009	1,600	1,566
Continental Cablevision, Inc.
8.300% due 05/15/2006	695	678
DaimlerChrysler North America Holding Corp.
2.322% due 08/01/2003 (a)	24,700	24,630
2.000% due 08/21/2003 (a)	2,700	2,689
Dow Chemical Co.
8.040% due 07/02/2005	4,143	4,427
General Motors Corp.
6.250% due 05/01/2005	250	257
GTE California, Inc.
7.650% due 03/15/2007	400	443
Kerr-McGee Corp.
2.548% due 06/28/2004 (a)	3,100	3,098
Phillips Petroleum Co.
6.650% due 03/01/2003	400	407
Procter & Gamble Co.
5.250% due 09/15/2003	600	618
Qwest Corp.
8.875% due 03/15/2012	2,200	1,925
Time Warner Entertainment Co. L.P.
7.975% due 08/15/2004	3,345	3,321
Times Mirror Co.
7.450% due 10/15/2009	100	116
Transcontinental Gas Pipelines
6.125% due 01/15/2005	300	280
United Air Lines, Inc.
9.190% due 12/24/2013	7,213	4,004
Wal-Mart Stores, Inc.
8.000% due 09/15/2006	500	592
Waste Management, Inc.
6.875% due 05/15/2009	7,000	7,124
Williams Cos., Inc.
7.625% due 07/15/2019	1,100	610

		94,031

Utilities 7.3%
AT&T Corp.
6.750% due 04/01/2004	500	500
8.000% due 11/15/2031	10,900	10,115
AT&T Wireless Services, Inc.
7.875% due 03/01/2011	700	540
Carolina Power & Light, Inc.
7.875% due 04/15/2004	400	429
Cingular Wireless
6.500% due 12/15/2011	10,000	9,641
Commonwealth Edison Co.
6.625% due 07/15/2003	288	297
El Paso Corp.
6.750% due 05/15/2009	16,700	10,870

94	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

Entergy Gulf States, Inc.
3.106% due 09/01/2004 (a)	$24,600	$24,535
Metropolitan Edison Co.
7.220% due 01/30/2003	2,000	2,012
6.400% due 02/09/2006	2,412	2,470
Philadelphia Electric
6.500% due 05/01/2003	1,840	1,884
Progress Energy, Inc.
6.550% due 03/01/2004	400	417
South Point Energy
8.400% due 05/30/2012	9,089	6,090
Sprint Capital Corp.
5.700% due 11/15/2003	2,325	2,118
6.000% due 01/15/2007	300	206
8.375% due 03/15/2012	1,200	840
6.900% due 05/01/2019	4,300	2,519
8.750% due 03/15/2032	32,200	21,603
TXU Electric Co.
6.750% due 03/01/2003	5,000	5,087
2.462% due 06/15/2003 (a)	32,000	31,808
Verizon Pennsylvania
5.650% due 11/15/2011	16,800	16,533

		150,514

Total Corporate Bonds & Notes (Cost $570,488)		547,858

U.S. GOVERNMENT AGENCIES 0.2%
Freddie Mac
5.500% due 04/11/2006	100	100
Small Business Administration
7.449% due 08/01/2010	4,263	4,874

Total U.S. Government Agencies (Cost $4,364)		4,974

U.S. TREASURY OBLIGATIONS 6.8%
Treasury Inflation Protected Securities (e)
3.375% due 01/15/2007 (b)	11,367	12,385
3.500% due 01/15/2011	30,111	33,386
3.000% due 07/15/2012	2,204	2,372
3.875% due 04/15/2029	41,739	51,364
U.S. Treasury Bonds
7.250% due 05/15/2016	11,500	14,935
7.500% due 11/15/2016	13,300	17,637
8.750% due 05/15/2017	4,800	7,051
0.000% due 11/15/2027	10,000	2,781

Total U.S. Treasury Obligations (Cost $135,344)		141,911

MORTGAGE-BACKED SECURITIES 48.8%
Collateralized Mortgage Obligations 11.5%
Bear Stearns Adjustable Rate Mortgage Trust
7.451% due 12/25/2030 (a)	620	623
6.656% due 11/25/2031 (a)	6,031	6,189
6.102% due 12/25/2031 (a)	2,246	2,305
6.160% due 12/25/2031 (a)	3,863	3,965
Chase Mortgage Finance Corp.
7.000% due 07/25/2028	15	15
6.086% due 07/25/2032 (a)	5,558	5,696
COMM Mortgage Trust
6.145% due 02/15/2008	3,479	3,753
CS First Boston Mortgage Securities Corp.
6.250% due 04/25/2032 (a)	3,297	3,384
DLJ Mortgage Acceptance Corp.
11.000% due 08/01/2019	76	88
E-Trade Bank Mortgage-Backed Securities Trust
7.037% due 09/25/2031	7,380	7,562
Fannie Mae
9.000% due 06/25/2018	8	9
9.250% due 07/25/2019	946	1,047
7.000% due 09/25/2020	20	21
First Horizon Asset Securities, Inc.
6.750% due 02/25/2031	3,667	3,786
Freddie Mac
5.950% due 07/15/2003	37	37
11.875% due 06/15/2013	73	73
8.800% due 12/01/2015	177	188
9.250% due 11/15/2019	15	16
9.000% due 12/15/2020	482	500
7.000% due 07/15/2022	11,934	12,611
7.500% due 01/15/2023	20,601	22,499
6.750% due 04/25/2024	5,534	5,573
8.000% due 06/15/2030	8,974	9,771
GMAC Commercial Mortgage Securities, Inc.
2.500% due 09/11/2006 (a)	5,000	4,800
Guaranteed Mortgage Corp.
9.300% due 07/20/2019	206	206
G-Wing Ltd.
4.460% due 05/06/2004 (a)	21,700	21,613
Indymac Adjustable Rate Mortgage Trust
6.431% due 01/25/2032 (a)	2,764	2,811
Merrill Lynch Mortgage Investors, Inc.
2.120% due 01/20/2030 (a)	5,291	5,261
Morgan Stanley Dean Witter Capital I
2.112% due 07/11/2011 (a)	589	587
Nationslink Funding Corp.
6.654% due 02/10/2006	3,000	3,259
2.160% due 04/10/2007 (a)	1,443	1,448
Norwest Asset Securities Corp.
7.500% due 03/25/2027	8,711	8,773
Residential Funding Mortgage Securities I, Inc.
7.000% due 11/25/2027	7,316	7,408
Salomon Brothers Mortgage Securities VII, Inc.
2.193% due 04/25/2029 (a)	1,943	1,943
7.606% due 11/25/2030	301	303
Structured Asset Mortgage Investments, Inc.
2.154% due 09/19/2032 (a)	4,096	4,096
Structured Asset Securities Corp.
6.500% due 09/25/2031 (a)	3,750	3,822
6.250% due 01/25/2032 (a)	7,347	7,545
2.100% due 02/25/2032 (a)	4,637	4,619
6.289% due 02/25/2032 (a)	5,493	5,599
2.080% due 06/25/2032 (a)	18,522	18,516
U.S. Restaurant Properties Funding
2.290% due 08/26/2008 (a)	14,759	14,759
Washington Mutual Mortgage Securities Corp.
5.243% due 10/25/2032 (a)	19,270	19,706
Wells Fargo Mortgage-Backed Securities Trust
6.519% due 10/25/2031 (a)	10,337	10,608

		237,393

Fannie Mae 26.3%
3.953% due 09/01/2040 (a)	18,547	19,036
4.669% due 07/01/2020 (a)	371	376
4.904% due 02/01/2023 (a)	422	426
5.500% due 12/01/2016-03/01/2032 (c)	83,481	85,961
5.668% due 04/01/2024 (a)	359	369
5.934% due 12/01/2031	8,912	9,819
6.000% due 05/01/2009-06/01/2032 (c)	410,432	426,382
6.351% due 01/01/2024 (a)	341	352
6.376% due 12/01/2023 (a)	286	294
6.500% due 02/01/2013	128	134
7.000% due 08/01/2009-11/01/2025 (c)	422	446
7.500% due 03/01/2030-06/01/2030 (c)	199	210
7.750% due 10/01/2007	34	35
8.000% due 10/01/2005-10/01/2030 (c)	174	184
8.500% due 07/01/2003-04/01/2017 (c)	328	345
9.000% due 06/01/2010	42	45
11.000% due 09/01/2010	80	91
13.750% due 11/01/2011-09/01/2013 (c)	43	50

		544,555

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	95

Schedule of Investments (Cont.)
Total Return Fund II
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

Federal Housing Administration 0.7%
6.000% due 03/20/2028	$14,846	$15,367
8.954% due 05/01/2019	91	96

		15,463

Freddie Mac 0.2%
4.872% due 12/01/2022 (a)	1,834	1,893
6.000% due 09/01/2027-10/01/2029 (c)	71	74
6.500% due 12/01/2010	201	212
7.000% due 03/01/2007	7	7
7.202% due 02/01/2023 (a)	177	186
7.250% due 03/01/2006	22	23
7.813% due 07/01/2030 (a)	1,788	1,853
8.000% due 11/01/2025	46	50
8.250% due 03/01/2008-05/01/2008 (c)	20	21
9.500% due 02/01/2011-02/01/2018 (c)	50	55
10.000% due 06/01/2011-03/01/2021 (c)	55	63

		4,437

Government National Mortgage Association 10.1%
5.375% due 06/20/2023-06/20/2027 (a)(c)	11,912	12,278
5.500% due 07/15/2030 (a)	855	871
6.000% due 07/15/2028-01/20/2030 (c)	67,919	70,383
6.500% due 06/20/2028-10/23/2032 (a)(c)	59,727	62,326
6.650% due 11/15/2030	15,789	17,822
6.750% due 09/20/2024-08/20/2027 (a)(c)	12,600	12,983
7.000% due 10/23/2032 (a)	31,000	32,540
7.500% due 03/15/2024-09/15/2025 (c)	137	146
8.000% due 07/15/2010-08/15/2024 (c)	507	548
8.500% due 11/15/2006	30	32
9.000% due 09/15/2008-05/15/2009 (c)	18	20
9.500% due 01/20/2019	9	10
12.000% due 01/15/2013-06/15/2015 (c)	12	14

		209,973

Total Mortgage-Backed Securities (Cost $ 989,310)		1,011,821

ASSET-BACKED SECURITIES 6.8%
Advanta Equipment Receivables
7.560% due 02/15/2007	712	733
Bayview Financial Acquisition Trust
2.203% due 07/25/2030 (a)	1,652	1,652
2.213% due 04/25/2031 (a)	2,433	2,430
2.093% due 07/25/2031 (a)	11,843	11,817
Conseco Finance Corp.
7.890% due 07/15/2018 (d)	11,763	11,982
8.170% due 12/15/2025 (d)	11,800	12,560
EMC Mortgage Loan Trust
2.183% due 05/25/2040 (a)	15,195	15,156
Home Equity Mortgage Trust
6.177% due 06/25/2032 (a)	36,495	37,453
Irwin Home Equity Loan Trust
2.100% due 06/25/2029 (a)	3,677	3,667
Morgan Stanley Dean Witter Capital I
2.143% due 07/25/2032 (a)	8,168	8,144
North Carolina State Education Authority
1.973% due 06/01/2009 (a)	3,918	3,926
Residential Asset Mortgage Products, Inc.
7.610% due 12/25/2027	1,287	1,296
Structured Product Asset Trust
3.160% due 06/20/2004 (a)	17,100	17,016
Vanderbilt Acquisition Loan Trust
3.280% due 01/07/2013	13,519	13,646

Total Asset-Backed Securities (Cost $140,310)		141,478

CONVERTIBLE BONDS & NOTES 0.3%
Banking & Finance 0.3%
Verizon Global Funding Corp.
0.000% due 05/15/2021	10,000	5,475

Total Convertible Bonds & Notes (Cost $5,400)		5,475

	Shares
PREFERRED SECURITY 1.2%
Abbey National Capital Trust I
8.963% due 12/29/2049 (a)	1,100,000	1,342
UBS Preferred Funding Trust I
8.622% due 10/29/2049 (a)	19,700,000	23,597

Total Preferred Security (Cost $20,990)		24,939

PREFERRED STOCK 0.1%
Fortis Amev NV
3.860% due 12/31/2049 (a)	6	816
3.870% due 12/31/2049 (a)	6	816

Total Preferred Stock (Cost $1,451)		1,632

SHORT-TERM INSTRUMENTS 26.9%
	Principal Amount (000s)
Commercial Paper 24.7%
AT&T Corp.
3.720% due 04/18/2003	$19,400	18,257
Fannie Mae
1.860% due 10/01/2002	226,000	226,000
1.730% due 10/16/2002	10,500	10,492
1.730% due 12/05/2002 (b)	720	718
Federal Home Loan Bank
1.720% due 10/16/2002	11,300	11,292
1.680% due 10/28/2002	9,500	9,488
Freddie Mac
1.860% due 10/01/2002	235,000	235,000

		511,247

Repurchase Agreement 0.7%
State Street Bank
1.550% due 10/01/2002 (Dated 09/30/2002. Collateralized by Fannie Mae 0.000% due 10/01/2002 valued at $15,432. Repurchase proceeds are $15,129.)	15,128	15,128

U.S. Treasury Bills 1.5%
1.586% due 01/25/2001-11/29/2002 (b)(c)	31,035	30,959

Total Short-Term Instruments (Cost $558,476)		557,334

Total Investments 117.5%		$2,437,422
(Cost $2,426,133)
Written Options (f) (0.3%)		(6,331)
(Premiums $5,898)
Other Assets and Liabilities (Net) (17.2%)		(357,197)

Net Assets 100.0%		$2,073,894

96	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

Notes to Schedule of Investments (amounts in thousands):

(a) Variable rate security. The rate listed is as of September 30, 2002.

(b) Securities with an aggregate market value of $26,354 have been segregated with the custodian to cover margin requirements for the following open futures contracts at September 30, 2002:

Type	# of Contracts	Unrealized Appreciation

U.S. Treasury 5 Year Note (12/2002)	6	$13
U.S. Treasury 10 Year Note (12/2002)	6,132	19,958
U.S. Treasury 30 Year Bond (12/2002)	837	2,680
Eurodollar June Futures (06/2003)	232	659

		$23,310

(c) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(d) Security is in default.

(e) Principal amount of security is adjusted for inflation.

(f) Premiums received on written options:

Type	# of Contracts	Premium	Value

Put—OTC 3 Month LIBOR Interest Rate Swap Strike @ 6.000 Exp. 10/19/2004	9,600,000	$391	$241
Call—OTC 3 Month LIBOR Interest Rate Swap Strike @ 6.000 Exp. 10/19/2004	9,600,000	391	885
Call—OTC 3 Month LIBOR Interest Rate Swap Strike @ 5.200 Exp. 11/02/2004	32,300,000	1,014	1,921
Put—OTC 3 Month LIBOR Interest Rate Swap Strike @ 6.700 Exp. 11/02/2004	52,300,000	1,698	928
Call—CME Eurodollar June Futures Strike @ 98.750 Exp. 06/16/2003	695	226	356
Put—CME Eurodollar June Futures Strike @ 97.500 Exp. 06/16/2003	351	137	107
Put—CME Eurodollar December Futures Strike @ 96.000 Exp. 12/16/2002	218	197	3
Call—CME Eurodollar June Futures Strike @ 96.500 Exp. 12/16/2002	1,819	1,362	11
Call—CBOT U.S. Treasury Note December Futures Strike @ 110.000 Exp. 11/23/2002	208	179	1,274
Call—CBOT U.S. Treasury Note December Futures Strike @ 116.000 Exp. 11/23/2002	372	303	605

		$5,898	$6,331

(g) Swap agreements outstanding at September 30, 2002:

Type	Notional Amount	Unrealized (Depreciation)

Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Broker: Bank of America Exp. 12/18/2012	$9,800	$(936)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Broker: Bank of America Exp. 12/18/2022	5,300	(550)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Broker: Morgan Stanley Exp. 12/18/2012	4,900	(448)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Broker: Merrill Lynch Exp. 12/18/2022	4,000	(464)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Broker: Goldman Sachs Exp. 12/18/2012	24,500	(2,066)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Broker: Lehman Brothers, Inc. Exp. 12/18/2012	16,900	(1,666)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Broker: J.P. Morgan Chase & Co. Exp. 12/18/2012	21,500	(897)
Receive a fixed rate equal to 0.410% and the Fund will pay to the counterparty at par in the event of default of Time Warner, Inc. 7.750% due 06/15/2005.
Broker: Goldman Sachs Exp. 11/10/2002	9,000	(69)
Receive a fixed rate equal to 0.500% and the Fund will pay to the counterparty at par in the event of default of Williams Cos., Inc. 6.625% due 11/15/2004.
Broker: UBS—Warburg Exp. 09/16/2003	20,000	(3,432)
Receive a fixed rate equal to 0.400% and the Fund will pay to the counterparty at par in the event of default of National Rural Utilities Cooperative Finance Corp. 5.750% due 12/01/2008.
Broker: Lehman Brothers, Inc. Exp. 09/01/2003	2,900	(52)

		$(10,580)

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	97

Schedule of Investments
Total Return Fund III
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 24.0%
Banking & Finance 10.4%
ABN AMRO Mortgage Corp.
7.000% due 04/01/2008	$1,000	$1,162
Associates Corp. of North America
7.240% due 05/17/2006	1,000	1,131
Bank One Corp.
5.900% due 11/15/2011	700	767
CIT Group, Inc.
7.750% due 04/02/2012	6,600	7,193
DaimlerChrysler Financial Services North America LLC
1.990% due 03/06/2003 (a)	5,000	4,989
Deutsche Telekom International Finance BV
8.250% due 06/15/2005	900	966
Export-Import Bank Korea
7.100% due 03/15/2007	50	57
Ford Motor Credit Co.
2.550% due 04/17/2003 (a)	16,000	15,804
2.340% due 06/23/2003 (a)	300	295
6.620% due 02/27/2006	1,000	977
Gemstone Investors Ltd.
7.710% due 10/31/2004	1,700	1,362
General Electric Capital Corp.
6.125% due 02/22/2011	1,600	1,740
General Motors Acceptance Corp.
2.135% due 07/21/2003 (a)	6,500	6,422
2.142% due 08/04/2003 (a)	5,100	5,034
3.310% due 10/16/2003 (a)	4,100	4,081
2.125% due 04/05/2004 (a)	3,200	3,100
2.442% due 05/10/2004 (a)	2,900	2,824
2.457% due 05/17/2004 (a)	10,400	10,140
Household Finance Corp.
2.251% due 05/28/2004 (a)	300	290
Korea Development Bank
7.625% due 10/01/2002	2,250	2,250
Morgan Stanley TRACERS
4.440% due 09/15/2011 (a)	3,712	4,031
National Rural Utilities Cooperative Finance Corp.
2.820% due 04/26/2004 (a)	1,000	1,003
NationsBank Corp.
8.625% due 11/15/2003	25	27
Qwest Capital Funding, Inc.
7.250% due 02/15/2011	1,196	538
Residential Reinsurance Ltd.
6.887% due 06/01/2004 (a)	4,200	4,269
Spieker Properties, Inc.
6.950% due 12/15/2002	2,000	2,016
Trinom Ltd.
5.820% due 12/18/2004 (a)	1,000	1,007
Verizon Global Funding Corp.
6.125% due 06/15/2007	4,900	5,108
Wachovia Corp.
4.950% due 11/01/2006	2,500	2,673
Western Capital
7.021% due 01/07/2003 (a)	5,800	5,800

		97,056

Industrials 3.9%
AOL Time Warner, Inc.
7.700% due 05/01/2032	17,500	14,877
Coastal Corp.
9.625% due 05/15/2012	3,000	2,209
Continental Airlines, Inc.
7.256% due 03/15/2020	599	580
DaimlerChrysler North America Holding Corp.
2.323% due 08/02/2004 (a)	6,000	5,937
Kroger Co.
7.150% due 03/01/2003	50	51
Qwest Corp.
8.875% due 03/15/2012	1,100	962
7.250% due 09/15/2025	3,300	2,227
8.875% due 06/01/2031	300	239
7.250% due 10/15/2035	400	264
SR Wind Ltd.
6.992% due 05/18/2005 (a)	2,000	2,004
7.492% due 05/18/2005 (a)	1,000	1,019
Tennessee Gas Pipeline Co.
7.000% due 10/15/2028	8,400	6,234

		36,603

Utilities 9.7%
AT&T Corp.
7.300% due 11/15/2011	1,700	1,644
8.000% due 11/15/2031	3,190	2,960
AT&T Wireless Services, Inc.
8.125% due 05/01/2012	10,000	7,714
8.750% due 03/01/2031	5,000	3,609
Bell Atlantic Pennsylvania, Inc.
7.375% due 07/15/2007	75	83
British Telecom PLC
7.875% due 12/15/2005	8,300	9,270
8.375% due 12/15/2010	1,700	2,001
Cleco Power LLC
6.550% due 05/19/2003	7,000	7,157
Dynegy Holdings, Inc.
8.750% due 02/15/2012	5,000	1,575
El Paso Corp.
8.050% due 10/15/2030	10,550	6,662
7.750% due 01/15/2032	400	257
Entergy Gulf States, Inc.
3.211% due 09/01/2004 (a)	12,000	11,968
France Telecom SA
9.250% due 03/01/2011	5,000	5,464
Niagara Mohawk Power Co.
7.250% due 10/01/2002	11,341	11,341
7.375% due 07/01/2003	3,024	3,123
Progress Energy, Inc.
6.550% due 03/01/2004	200	208
Sprint Capital Corp.
6.000% due 01/15/2007	4,400	3,027
6.125% due 11/15/2008	4,200	2,791
7.625% due 01/30/2011	4,000	2,706
8.375% due 03/15/2012	6,100	4,270
8.750% due 03/15/2032	3,100	2,080
Texas Utilities Corp.
6.375% due 10/01/2004	1,000	1,071
Verizon New York, Inc.
6.875% due 04/01/2012	300	316

		91,297

Total Corporate Bonds & Notes (Cost $240,214)		224,956

U.S. GOVERNMENT AGENCIES 0.5%
Fannie Mae
4.750% due 04/17/2003	2,000	2,003
Federal Home Loan Bank
5.520% due 04/17/2006	100	102
Freddie Mac
8.000% due 01/01/2012	77	83
Small Business Administration
7.449% due 08/01/2010	2,177	2,489

Total U.S. Government Agencies (Cost $4,368)		4,677

98	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

U.S. TREASURY OBLIGATIONS 2.9%
Treasury Inflation Protected Securities (d)
3.375% due 01/15/2007 (b)	$1,364	$1,486
3.875% due 01/15/2009	1,318	1,482
4.250% due 01/15/2010	1,285	1,480
3.375% due 01/15/2012	1,217	1,347
3.000% due 07/15/2012	1,002	1,078
3.875% due 04/15/2029	4,820	5,932
U.S. Treasury Bonds
7.250% due 05/15/2016	4,000	5,195
7.500% due 11/15/2016	4,800	6,365
8.750% due 05/15/2017	2,200	3,232

Total U.S. Treasury Obligations (Cost $26,739)		27,597

MORTGAGE-BACKED SECURITIES 48.6%
Collateralized Mortgage Obligations 20.9%
ABN AMRO Mortgage Corp.
6.750% due 11/25/2028	9,750	10,221
Amortizing Residential Collateral Trust
2.100% due 09/25/2030 (a)	1,268	1,265
Bank of America Mortgage Securities, Inc.
5.819% due 10/20/2032 (a)	6,579	6,689
Bear Stearns Adjustable Rate Mortgage Trust
7.451% due 12/25/2030 (a)	2,267	2,277
6.656% due 11/25/2031 (a)	2,924	3,001
6.102% due 12/25/2031 (a)	1,290	1,324
5.439% due 10/25/2032 (a)	1,100	1,115
CS First Boston Mortgage Securities Corp.
6.155% due 12/25/2031	11,508	11,462
DLJ Mortgage Acceptance Corp.
7.580% due 02/12/2006 (a)	13,600	14,335
E-Trade Bank Mortgage-Backed Securities Trust
7.055% due 09/25/2031	4,422	4,531
Fannie Mae
6.500% due 12/18/2004	1,924	1,986
7.000% due 09/25/2021	3,137	3,247
Freddie Mac
2.430% due 03/15/2025 (a)	787	788
7.000% due 02/15/2027	16,092	16,941
4.721% due 08/15/2032 (a)	3,377	3,336
General Electric Capital Mortgage Services, Inc.
7.500% due 03/25/2027	9,225	9,268
6.000% due 07/25/2029	64	64
GMAC Commercial Mortgage Securities, Inc.
2.540% due 09/11/2006 (a)	7,500	7,200
Government National Mortgage Association
2.423% due 02/16/2030 (a)	1,132	1,145
Impac Secured Assets CMN Owner Trust
7.750% due 10/25/2030	13,093	13,753
Indymac Adjustable Rate Mortgage Trust
6.434% due 01/25/2032 (a)	1,347	1,369
Norwest Asset Securities Corp.
6.250% due 12/25/2028	13,784	14,027
PNC Mortgage Securities Corp.
6.500% due 12/25/2028	6,446	6,853
Residential Accredit Loans, Inc.
7.250% due 01/25/2026	1,477	1,492
6.500% due 12/25/2028	24,000	25,092
Residential Funding Mortgage Securities I
5.691% due 09/25/2032	3,400	3,462
Resolution Trust Corp.
6.592% due 05/25/2029 (a)	652	658
Sequoia Mortgage Trust
2.110% due 08/20/2032 (a)	4,568	4,568
Structured Asset Mortgage Investments, Inc.
6.534% due 06/25/2029 (a)	5,728	5,934
Structured Asset Securities Corp.
6.307% due 02/25/2032 (a)	2,563	2,613
Washington Mutual Mortgage Securities Corp.
5.240% due 10/25/2032 (a)	9,091	9,297
Wells Fargo Mortgage-Backed Securities Trust
6.565% due 10/25/2031 (a)	124	127
6.669% due 10/25/2031 (a)	3,813	3,913
5.221% due 09/25/2032 (a)	2,000	2,032

		195,385

Fannie Mae 18.3%
4.022% due 08/01/2018 (a)	60	61
5.500% due 01/01/2017-10/21/2017 (c)	35,837	36,900
5.865% due 02/01/2031 (a)	35	36
6.000% due 03/01/2016-10/21/2017 (c)	119,529	124,158
7.430% due 01/25/2023	7,040	7,256
7.500% due 02/01/2027	2,443	2,599
8.250% due 07/01/2017	25	26
8.500% due 02/01/2007	26	27
9.000% due 07/01/2005-06/01/2025 (c)	11	11

		171,074

Federal Housing Administration 0.8%
7.430% due 11/25/2019-11/25/2022 (c)	7,406	7,633

		7,633

Freddie Mac 0.1%
4.875% due 12/01/2022 (a)	296	306
6.750% due 10/01/2006	2	2
7.000% due 11/01/2011	29	30
7.500% due 07/01/2011	159	169
7.813% due 07/01/2030 (a)	523	542
8.000% due 02/01/2006	50	53

		1,102

Government National Mortgage Association 8.5%
4.500% due 02/20/2032 (a)	13,560	13,786
5.375% due 06/20/2022-01/20/2026 (c)	1,098	1,134
5.380% due 01/20/2024 (a)	2,522	2,598
6.000% due 02/15/2029-07/15/2029 (c)	5,734	5,961
6.500% due 09/15/2023-10/23/2032 (c)	23,577	24,626
6.625% due 10/20/2024-12/20/2026 (a)(c)	2,245	2,322
6.750% due 09/20/2023-08/20/2027 (a)(c)	2,248	2,318
7.000% due 10/23/2032 (a)	17,000	17,845
7.400% due 12/15/2040	6,963	8,196
10.250% due 02/15/2017	584	641
12.750% due 02/20/2015	4	4

		79,431

Stripped Mortgage-Backed Securities 0.0%
Freddie Mac (IO)
6.500% due 04/15/2022	533	43

Total Mortgage-Backed Securities (Cost $443,041)		454,668

ASSET-BACKED SECURITIES 1.6%
Ace Securities Corp.
2.153% due 06/25/2032 (a)	1,757	1,754
Bayview Financial Acquisition Trust
2.213% due 04/25/2031 (a)	1,280	1,279
CDC Mortgage Capital Trust
2.100% due 08/25/2032 (a)	4,328	4,305
Household Mortgage Loan Trust
2.138% due 05/20/2032 (a)	1,760	1,759
SLM Student Loan Trust
2.119% due 10/25/2005 (a)	98	99
2.199% due 10/25/2005 (a)	940	943
Summit Acceptance Auto Receivables Trust
7.420% due 05/17/2004	4,957	5,004

Total Asset-Backed Securities (Cost $15,174)		15,143

SOVEREIGN ISSUES 2.8%
Province of Quebec
8.800% due 04/15/2003	1,000	1,038
Republic of Brazil
3.062% due 04/15/2006 (a)	6,118	4,031
11.500% due 03/12/2008	900	470
3.125% due 04/15/2009 (a)	329	165
11.000% due 08/17/2040	6,900	3,053

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	99

Schedule of Investments (Cont.)
Total Return Fund III
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

Republic of Croatia
2.687% due 07/31/2010 (a)	$2,042	$2,027
Republic of Korea
8.750% due 04/15/2003	900	934
Republic of Panama
9.625% due 02/08/2011	4,200	4,168
9.375% due 07/23/2012	1,050	1,018
5.000% due 07/17/2014	2,400	1,944
2.750% due 07/17/2016 (a)	344	235
Republic of Peru
9.125% due 02/21/2012	1,100	899
United Mexican States
9.875% due 02/01/2010	300	341
8.375% due 01/14/2011	800	842
11.375% due 09/15/2016	100	123
6.250% due 12/31/2019	3,000	2,903
8.300% due 08/15/2031	1,800	1,751
United Mexican States Value Recovery Right
0.000% due 06/30/2004 (a)	3,000	5
0.000% due 06/30/2005 (a)	3,000	2
0.000% due 06/30/2006 (a)	3,000	2
0.000% due 06/30/2007 (a)	3,000	2

Total Sovereign Issues (Cost $30,864)		25,953

FOREIGN CURRENCY-DENOMINATED ISSUES (f)(g) 2.2%
Halifax Group Euro Finance
7.627% due 12/29/2049	EC 9,700	10,864
Nationwide Building Society
3.528% due 03/27/2003 (a)	10,000	9,887

Total Foreign Currency-Denominated Issues (Cost $18,618)		20,751

PURCHASED PUT OPTIONS 0.0%
Eurodollar December Futures (CME)
Strike @ 97.750 Exp. 12/16/2002	$200,000	3
Strike @ 97.000 Exp. 12/16/2002	9,000	0
Strike @ 96.750 Exp. 12/16/2002	70,000	0
Strike @ 95.750 Exp. 12/16/2002	18,000	0
Eurodollar March Futures (CME)
Strike @ 95.750 Exp. 03/17/2003	174,000	2

Total Purchased Put Options (Cost $10)		5

CONVERTIBLE BONDS & NOTES 0.6%
Banking & Finance 0.6%
Verizon Global Funding Corp.
0.000% due 05/15/2021	10,000	5,475

Total Convertible Bonds & Notes (Cost $5,400)		5,475

PREFERRED SECURITY 0.7%
	Shares
Abbey National Capital Trust I
8.963% due 12/29/2049 (a)	5,500,000	6,707

Total Preferred Security (Cost $5,500)		6,707

SHORT-TERM INSTRUMENTS 30.6%
	Principal Amount (000s)
Commercial Paper 28.8%
Abbey National North America
1.750% due 12/10/2002	$20,000	19,932
Anz Delaware, Inc.
1.750% due 10/23/2002	40,000	39,957
AT&T Corp.
3.720% due 04/18/2003	9,300	8,752
Danske Corp.
1.750% due 12/19/2002	17,500	17,488
Fannie Mae
1.860% due 10/01/2002	8,000	8,000
Federal Home Loan Bank
1.680% due 10/28/2002	11,000	10,986
1.725% due 10/30/2002	10,800	10,785
Freddie Mac
1.650% due 10/18/2002	10,000	9,992
1.710% due 10/31/2002	2,000	1,997
HBOS Treasury Services PLC
1.780% due 11/20/2002	23,000	22,969
Shell Finance
1.700% due 12/10/2002	45,000	44,894
TotalFinaElf SA
1.750% due 10/31/2002	40,000	39,942
UBS Finance, Inc.
1.970% due 10/01/2002	20,000	20,000
1.750% due 11/13/2002	14,000	13,971

		269,665

Repurchase Agreement 0.3%
State Street Bank
1.550% due 10/01/2002	3,000	3,000
(Dated 09/30/2002. Collateralized by Fannie
Mae 2.430% due 08/20/2004 valued at $3,062.
Repurchase proceeds are $3,000.)

U.S. Treasury Bills 1.5%
1.611% due 11/14/2002-11/29/2002 (b)(c)	13,580	13,548

Total Short-Term Instruments (Cost $286,761)		286,213

Total Investments 114.5%		$1,072,145
(Cost $1,076,689)
Written Options (e) (0.3%)		(2,923)
(Premiums $2,772)
Other Assets and Liabilities (Net) (14.2%)		(133,216)

Net Assets 100.0%		$936,006

Notes to Schedule of Investments (amounts in thousands):

(a) Variable rate security. The rate listed is as of September 30, 2002.

(b) Securities with an aggregate market value of $9,323 have been segregated with the custodian to cover margin requirements for the following open futures contracts at September 30, 2002:

Type	# of Contracts	Unrealized Appreciation

Euro-Bobl 5 Year Note (12/2002)	1,013	$2,068
EuroBond 10 Year Note (12/2002)	819	2,038
Euribor March Futures (03/2003)	354	902
Euribor June Futures (06/2003)	50	33
Euribor Options March Futures (03/2003)	390	60
Euribor Options June Futures (06/2003)	59	9
Euribor Options December Futures (12/2003)	59	6
U.S. Treasury 10 Year Note (12/2002)	1,793	5,403
U.S. Treasury 30 Year Bond (12/2002)	220	705
Eurodollar June Futures (06/2003)	88	324
Eurodollar September Futures (09/2003)	10	78

		$11,626

(c) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(d) Principal amount of security is adjusted for inflation.

100	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

(e) Premiums received on written options:

Type	# of Contracts	Premium	Value

Put—OTC 3 Month LIBOR Interest Rate Swap Strike @ 6.000 Exp. 10/19/2004	4,600,000	$187	$116
Call—OTC 3 Month LIBOR Interest Rate Swap Strike @ 6.000 Exp. 10/19/2004	4,600,000	187	424
Call—OTC 3 Month LIBOR Interest Rate Swap Strike @ 5.200 Exp. 11/02/2004	15,400,000	483	916
Put—OTC 3 Month LIBOR Interest Rate Swap Strike @ 6.700 Exp. 11/02/2004	35,400,000	1,146	628
Call—CME Eurodollar June Futures Strike @ 98.750 Exp. 06/16/2003	321	104	164
Put—CME Eurodollar June Futures Strike @ 97.500 Exp. 06/16/2003	159	62	49
Put—CME Eurodollar December Futures Strike @ 96.000 Exp. 12/16/2002	106	95	1
Put—CME Eurodollar December Futures Strike @ 96.500 Exp. 12/16/2002	394	287	2
Call—CBOT U.S. Treasury Note December Futures Strike @ 110.000 Exp. 11/23/2002	42	36	257
Call—CBOT U.S. Treasury Note December Futures Strike @ 116.000 Exp. 11/23/2002	225	185	366

		$2,772	$2,923

(f) Foreign forward currency contracts outstanding at September 30, 2002:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized (Depreciation)

Sell	EC	16,846	11/2002	$(111)
Buy	JY	46,628	12/2002	(11)

				$(122)

(g) Principal amount denoted in indicated currency:

BP—British Pound
EC—Euro
JY—Japanese Yen

(h) Swap agreements outstanding at September 30, 2002:

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Broker: UBS—Warburg Exp. 03/15/2032	EC900	$10
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Broker: Goldman Sachs Exp. 03/15/2017	7,400	84
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Broker: J.P. Morgan Chase & Co. Exp. 03/15/2032	$21,200	595
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Broker: J.P. Morgan Chase & Co. Exp. 03/15/2017	1,000	12
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Broker: UBS—Warburg Exp. 03/15/2032	BP600	(13)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Broker: J.P. Morgan Chase & Co. Exp. 03/15/2032	11,700	(240)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Broker: Goldman Sachs Epx. 03/15/2017	3,300	(10)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Broker: J.P. Morgan Chase & Co. Exp. 03/15/2017	600	(5)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Broker: UBS—Warburg Exp. 03/15/2017	1,300	(11)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 0.324%.
Broker: Goldman Sachs Exp. 09/12/2007	JY1,200,000	21
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 0.390%.
Broker: Goldman Sachs Exp. 06/18/2007	471,700	5
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 1.777%.
Broker: Goldman Sachs Exp. 01/12/2011	308,000	(187)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 1.771%.
Broker: Morgan Stanley Exp. 01/11/2011	212,000	(128)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 1.670%.
Broker: Goldman Sachs Exp. 05/18/2007	283,800	(143)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	101

Schedule of Investments (Cont.)
Total Return Fund III
September 30, 2002 (Unaudited)

Broker: Bank of America Exp. 12/18/2012	$4,500	$(430)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Broker: Bank of America Exp. 12/18/2022	2,400	(249)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Broker: Morgan Stanley Exp. 12/18/2012	2,300	(210)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Broker: Merrill Lynch Exp. 12/18/2022	2,000	(232)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Broker: Goldman Sachs Exp. 12/18/2012	11,200	(946)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Broker: Lehman Brothers, Inc. Exp. 12/18/2012	8,000	(789)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Broker: J.P. Morgan Chase & Co. Exp. 12/18/2012	10,100	(502)
Receive a fixed rate equal to 0.510% and the Fund will pay to the counterparty at par in the event of default of Time Warner, Inc. 7.750% due 06/15/2005.
Broker: Lehman Brothers, Inc. Exp. 01/25/2005	5,000	(172)
Receive a fixed rate equal to 0.250% and the Fund will pay to the counterparty at par in the event of default of CIT Group, Inc. 7.125% due 10/15/2004.
Broker: Lehman Brothers, Inc. Exp. 04/11/2003	25,000	(386)
Receive a fixed rate equal to 0.400% and the Fund will pay to the counterparty at par in the event of default of National Rural Utilities Cooperative Finance Corp. 5.750% due 12/01/2008.
Broker: Lehman Brothers, Inc. Exp. 09/01/2003	1,500	(27)
Receive a fixed rate equal to 1.150% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 9.625% due 02/08/2011.
Broker: Goldman Sachs Exp. 04/23/2003	600	0

		$(3,953)

102	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

Schedule of Investments
Moderate Duration Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 26.8%

Banking & Finance 12.6%
AMERCO
7.230% due 01/21/2027	$500	$446
Beaver Valley Funding Corp.
8.250% due 06/01/2003	18	18
CIT Group, Inc.
7.750% due 04/02/2012	6,250	6,811
Ford Motor Credit Co.
2.340% due 06/23/2003 (a)	5,000	4,913
General Electric Capital Corp.
6.125% due 02/22/2011	3,200	3,480
General Motors Acceptance Corp.
2.142% due 08/04/2003 (a)	19,900	19,641
5.450% due 09/15/2003	1,000	1,015
2.298% due 07/21/2004 (a)	900	867
6.150% due 04/05/2007	350	355
Goldman Sachs Group
2.151% due 06/02/2004 (a)	5,000	4,985
Household Finance Corp.
6.125% due 02/27/2003	3,000	3,032
Morgan Stanley TRACERS
3.385% due 09/15/2011 (a)	26,272	28,532
National Rural Utilities Cooperative Finance Corp.
1.990% due 07/17/2003 (a)	10,000	9,957
7.250% due 03/01/2012	10,000	11,128
Nationsbank Corp.
2.226% due 04/15/2003 (a)	5,000	5,010
Qwest Capital Funding, Inc.
7.250% due 02/15/2011	1,461	657
Royal Bank of Scotland Group PLC
8.817% due 03/31/2049	3,600	4,096
Salomon Smith Barney Holdings, Inc.
2.142% due 05/04/2004 (a)	2,000	2,007
Sears Roebuck Acceptance Corp.
6.720% due 10/23/2002	3,000	3,008
Trinom Ltd.
5.820% due 12/18/2004 (a)	1,000	1,007

		110,965

Industrials 4.1%
ConAgra Foods, Inc.
2.590% due 09/10/2003 (a)	6,000	6,013
Delta Air Lines, Inc.
7.111% due 03/18/2013	2,030	2,140
Eli Lilly & Co.
6.250% due 03/15/2003	100	102
HNA Holdings, Inc.
6.125% due 02/01/2004	150	157
Occidental Petroleum Corp.
6.400% due 04/01/2003 (a)	2,600	2,651
Petroleos Mexicanos
9.500% due 09/15/2027	600	660
Qwest Corp.
6.875% due 09/15/2033	2,700	1,850
7.250% due 10/15/2035	4,600	3,036
SR Wind Ltd.
6.992% due 05/18/2005 (a)	1,000	1,019
7.492% due 05/18/2005 (a)	1,000	1,002
TCI Communications, Inc.
7.550% due 09/02/2003	500	499
6.875% due 02/15/2006	100	99
Tennessee Gas Pipeline Co.
7.000% due 03/15/2027	7,800	6,715
United Air Lines, Inc.
7.186% due 04/01/2011	4,908	4,111
Waste Management, Inc.
6.375% due 12/01/2003	2,000	2,009
Williams Cos., Inc.
8.125% due 03/15/2012	6,250	4,031

		36,094

Utilities 10.1%
AT&T Corp.
7.300% due 11/15/2011	15,000	14,503
British Telecom PLC
7.625% due 12/15/2005	6,200	6,925
Cincinnati Gas & Electric Co.
6.350% due 06/15/2003	1,200	1,221
Cingular Wireless
6.500% due 12/15/2011	3,200	3,085
DTE Energy Co.
7.110% due 11/15/2038 (a)	7,710	7,924
El Paso Corp.
7.750% due 01/15/2032	3,000	1,925
Entergy Gulf States, Inc.
3.106% due 09/01/2004 (a)	8,800	8,777
France Telecom SA
2.465% due 07/16/2003 (a)	2,200	2,201
8.250% due 03/01/2011	1,000	1,093
GTE Southwest Corp.
6.540% due 12/01/2005	7,050	7,532
New York Telephone Co.
6.250% due 02/15/2004	100	103
Reliant Energy Resources Corp.
8.125% due 07/15/2005	10,000	9,035
Southern California Edison Co.
6.375% due 01/15/2006 (b)	100	96
Sprint Capital Corp.
6.375% due 05/01/2009	10,000	6,655
7.625% due 01/30/2011	10,000	6,764
8.375% due 03/15/2012	11,250	7,874
Verizon New York, Inc.
6.875% due 04/01/2012	2,700	2,844

		88,557

Total Corporate Bonds & Notes (Cost $244,539)		235,616

U.S. GOVERNMENT AGENCIES 3.7%

Small Business Administration
7.449% due 08/01/2010	13,605	15,555
6.640% due 02/01/2011	15,480	17,108

Total U.S. Government Agencies (Cost $29,085)		32,663

U.S. TREASURY OBLIGATIONS 5.8%

Treasury Inflation Protected Securities (e)
3.375% due 01/15/2007 (c)	4,433	4,830
U.S. Treasury Bonds
7.500% due 11/15/2016	34,600	45,883

Total U.S. Treasury Obligations (Cost $50,490)		50,713

MORTGAGE-BACKED SECURITIES 90.1%

Collateralized Mortgage Obligations 12.2%
Bear Stearns Adjustable Rate Mortgage Trust
5.439% due 10/25/2032 (a)	1,000	1,014
Cendant Mortgage Corp.
6.500% due 04/25/2031	1,207	1,205
Criimi Mae Financial Corp.
7.000% due 01/01/2033	8,000	8,640
CS First Boston Mortgage Securities Corp.
2.478% due 03/25/2032 (a)	1,220	1,215
Fannie Mae
6.250% due 04/25/2007	0	0
6.000% due 03/25/2009	1,663	1,790
7.000% due 10/25/2020	23	23
6.850% due 06/25/2021	14	14
6.500% due 08/25/2021	8,827	9,140
7.000% due 09/25/2021	1,544	1,598
6.750% due 11/25/2021	136	139
2.480% due 09/25/2031 (a)	13,969	14,004

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	103

Schedule of Investments (Cont.)
Moderate Duration Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)		Value (000s)

Freddie Mac
7.000% due 05/15/2004		$3,189	$3,235
7.000% due 11/15/2005		314	326
7.000% due 07/15/2022		35	36
6.250% due 08/25/2022		10,825	11,394
6.500% due 10/15/2023		379	381
8.500% due 04/15/2025		2,170	2,312
8.000% due 02/15/2027		543	596
Government National Mortgage Association
7.500% due 04/20/2027		2,999	3,286
2.440% due 02/16/2030 (a)		5,658	5,723
2.490% due 02/16/2030 (a)		4,566	4,621
2.290% due 10/16/2030 (a)		963	964
IMPAC CMB Trust
2.130% due 11/25/2031 (a)		5,502	5,486
Impac Secured Assets CMN Owner Trust
8.000% due 07/25/2030		4,391	4,496
Indymac Adjustable Rate Mortgage Trust
6.476% due 01/25/2032 (a)		6,180	6,271
Residential Funding Mortgage Securities I
5.691% due 09/25/2032		3,000	3,054
Residential Funding Mortgage Securities I, Inc.
7.000% due 05/25/2012 (a)		177	178
Saco I, Inc.
6.769% due 07/25/2030 (a)		3,558	3,805
Structured Asset Securities Corp.
6.500% due 09/25/2031 (a)		1,316	1,341
6.311% due 02/25/2032 (a)		2,124	2,165
Washington Mutual Mortgage Securities Corp.
5.240% due 10/25/2032 (a)		7,906	8,085

			106,537

Fannie Mae 71.2%
0.990% due 03/01/2032		9,424	9,718
2.910% due 09/01/2031 (a)		11,498	11,303
4.877% due 01/01/2027 (a)		345	354
5.500% due 06/01/2007-10/21/2017 (a)(d)		359,358	369,984
6.000% due 05/01/2005-06/01/2032 (d)		223,924	232,595
7.000% due 05/01/2012		252	267
7.500% due 08/01/2015-07/01/2029 (d)		2,071	2,202
8.000% due 12/01/2006-10/01/2026 (d)		1,311	1,415

			627,838

Federal Housing Administration 0.7%
7.430% due 04/01/2022-06/01/2023 (d)		6,460	6,516

			6,516

Freddie Mac 0.0%
7.500% due 07/01/2003		13	13
8.000% due 02/01/2003-08/01/2003 (d)		10	10

			23

Government National Mortgage Association 6.0%
5.375% due 03/20/2028 (a)		2,673	2,748
6.375% due 03/20/2020 (a)		43	45
6.500% due 10/21/2017-10/23/2032 (a)(d)		37,000	38,583
6.625% due 11/20/2017-11/20/2025 (a)(d)		278	288
7.000% due 10/23/2032 (a)		2,000	2,099
7.500% due 03/15/2008		80	86
8.000% due 04/15/2017-11/15/2017 (d)		7,412	8,063
8.500% due 02/15/2008		73	80
9.000% due 06/15/2009		565	613
			52,605

Total Mortgage-Backed Securities (Cost $783,516)			793,519

ASSET-BACKED SECURITIES 3.2%
Brazos Student Loan Finance Co.
2.720% due 06/01/2023 (a)		9,221	9,243
Fremont Home Loan Owner Trust
2.245% due 12/25/2029 (a)		3,674	3,675
IMC Home Equity Loan Trust
2.030% due 03/25/2027 (a)		21	21
Option One Mortgage Loan Trust
2.140% due 06/25/2030 (a)		2,227	2,218
Provident Bank Home Equity Loan Trust
2.170% due 08/25/2031 (a)		9,317	9,275
Sovereign Dealer Floor Plan Master LLC
2.088% due 10/15/2007 (a)		3,560	3,570

Total Asset-Backed Securities (Cost $27,970)			28,002

SOVEREIGN ISSUES 3.1%
Province of Quebec
1.937% due 09/29/2049 (a)		5,000	4,413
Republic of Brazil
3.062% due 04/15/2006 (a)		1,408	928
3.187% due 04/15/2006 (a)		691	455
United Mexican States
6.250% due 12/31/2019		8,700	8,417
8.000% due 09/24/2022		13,300	12,684
United Mexican States Value Recovery Right
0.000% due 06/30/2004 (a)		22,000	33
0.000% due 06/30/2005 (a)		22,000	13
0.000% due 06/30/2006 (a)		22,000	13
0.000% due 06/30/2007 (a)		22,000	12

Total Sovereign Issues (Cost $27,673)			26,968

FOREIGN CURRENCY-DENOMINATED ISSUES (g)(h) 0.8%
Banque Centrale De Tunisie
7.500% due 08/06/2009	EC	6,000	6,196
Commonwealth of New Zealand
4.500% due 02/15/2016	N$	800	441

Total Foreign Currency-Denominated Issues (Cost $6,627)			6,637

PURCHASED PUT OPTIONS 0.0%
Euro-Bobl December Futures (OTC)
Strike @ 100.000 Exp. 12/16/2002		$428,000	4
Eurodollar December Futures (CME)
Strike @ 96.750 Exp. 12/16/2002		77,000	1

Total Purchased Put Options (Cost $5)			5

PREFERRED SECURITY 0.5%
	Shares
DG Funding Trust
4.105% due 12/29/2049 (a)		410	4,223

Total Preferred Security (Cost $4,100)			4,223

SHORT-TERM INSTRUMENTS 23.6%
	Principal Amount (000s)
Commercial Paper 22.0%
Abbey National North America
1.760% due 12/10/2002		$3,000	2,997
BP Amoco Capital PLC
1.740% due 10/01/2002		5,000	4,995
Danske Corp.
1.750% due 10/15/2002		23,000	22,912
Federal Home Loan Bank
1.658% due 10/23/2002		5,600	5,594
1.680% due 10/28/2002		7,000	6,991
1.725% due 10/30/2002		5,500	5,492
1.695% due 11/01/2002		12,000	11,982
Freddie Mac
1.700% due 10/31/2002		250	250
1.710% due 10/31/2002		18,000	17,974

104	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

GlaxoSmithKline PLC
1.760% due 10/18/2002	$2,900	$2,898
Shell Finance (UK) PLC
1.700% due 11/19/2002	41,000	40,915
Svenska Handelsbank, Inc.
1.755% due 11/20/2002	3,000	2,996
1.750% due 12/18/2002	9,500	9,465
TotalFinaElf SA
1.770% due 10/24/2002	5,000	4,994
1.750% due 10/31/2002	18,000	17,974
UBS Finance, Inc.
1.970% due 10/01/2002	26,000	26,000
1.750% due 12/18/2002	7,400	7,372
Westpac Trust Securities NZ Ltd.
1.755% due 12/05/2002	1,800	1,798

		193,599

Repurchase Agreement 0.9%
State Street Bank 1.550% due 10/01/2002	8,300	8,300

(Dated 09/30/2002. Collateralized by Fannie Mae 2.600% due 08/26/2002 valued at $8,466. Repurchase proceeds are $8,300.)
U.S. Treasury Bills 0.6%
1.608% due 11/14/2002-11/29/2002 (c)(d)	5,440	5,426

Total Short-Term Instruments (Cost $207,325)		207,325

Total Investments 157.6% (Cost $1,381,330)		$1,385,671
Written Options (0.1%)		(563)
(Premiums $368)
Other Assets and Liabilities (Net) (57.5%)		(505,635)

Net Assets 100.0%		$879,473

Notes to Schedule of Investments (amounts in thousands):

(a) Variable rate security. The rate listed is as of September 30, 2002.

(b) Security is in default.

(c) Securities with an aggregate market value of $6,409 have been segregated with the custodian to cover margin requirements for the following open futures contracts at September 30, 2002:

Type	# of Contracts	Unrealized Appreciation

Euro-Bobl 5 Year Note (12/2002)	428	$789
Euribor March Futures (03/2003)	94	182
Euribor June Futures (06/2003)	44	29
Euribor March Futures (03/2003)	46	11
Eurodollar December Futures (12/2002)	14	34
Eurodollar June Futures (06/2003)	51	217
Eurodollar September Futures (09/2003)	6	47
U.S. Treasury 10 Year Note (12/2002)	105	421

		$1,730

(d) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(e) Principal amount of security is adjusted for inflation.

(f) Premiums received on written options:

Type	# of Contracts	Premium	Value

Call—CME Eurodollar June Futures Strike @ 98.750 Exp. 06/16/2003	1,099	$368	$563

(g) Foreign forward currency contracts outstanding at September 30, 2002:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation/ (Depreciation)

Buy	BP	2,119	10/2002	$19
Sell		2,119	10/2002	(82)
Sell	EC	964	11/2002	(6)

				$(69)

(h) Principal amount denoted in indicated currency:

BP —  British Pound
EC —  Euro
JY —  Japanese Yen
N$ —  New Zealand Dollar

(i) Swap agreements outstanding at September 30, 2002:

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Broker: UBS—Warburg Exp. 03/15/2032	EC 2,400	$69
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Broker: UBS—Warburg Exp. 03/15/2032	BP 1,300	(44)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 1.805%.
Broker: Morgan Stanley Exp. 01/11/2001	JY 394,000	(247)
Receive a fixed rate equal to 0.510% and the Fund will pay to the counterparty at par in the event of default of Time Warner, Inc. 7.750% due 06/15/2005.
Broker: Lehman Brothers, Inc. Exp. 01/25/2005	$ 5,000	(172)
Receive a fixed rate equal to 0.460% and the Fund will pay to the counterparty at par in the event of default of National Rural Utilities Cooperative Finance Corp. 5.750% due 12/01/2008.
Broker: Lehman Brothers, Inc. Exp. 09/01/2003	500	(9)
Receive a fixed rate equal to 0.460% and the Fund will pay to the counterparty at par in the event of default of Vodafone Group PLC 7.750% due 02/15/2010.
Broker: Lehman Brothers, Inc. Exp. 09/10/2003	6,000	(52)
Receive a fixed rate equal to 1.150% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 9.625% due 02/08/2011.
Broker: Goldman Sachs Exp. 04/23/2003	500	0

		$(455)

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	105

Schedule of Investments
Low Duration Fund
September 20, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 19.9%
Banking & Finance 8.6%
Banco Nacional de Comercio Exterior
7.250% due 02/02/2004	$1,800	$1,890
Bank of America Corp.
7.875% due 12/01/2002	100	101
6.625% due 06/15/2004	1,000	1,074
Bear Stearns Cos., Inc.
6.125% due 02/01/2003	3,000	3,038
6.200% due 03/30/2003	9,700	9,890
2.380% due 05/24/2004 (a)	2,000	2,010
2.317% due 06/01/2004 (a)	3,000	3,005
Beaver Valley Funding Corp.
8.250% due 06/01/2003	318	319
Beneficial Corp.
6.575% due 12/16/2002	5,440	5,475
Capital One Bank
2.770% due 06/23/2003 (a)	1,100	1,093
CIT Group, Inc.
2.210% due 10/01/2002 (a)	10,000	10,000
2.310% due 04/07/2003 (a)	2,900	2,895
Conoco Funding Co.
6.350% due 10/15/2011	950	1,071
Credit Asset Receivable LLC
6.274% due 10/31/2003	13,032	13,112
Export-Import Bank Korea
6.500% due 11/15/2006	6,700	7,440
7.100% due 03/15/2007	6,700	7,630
Finova Group, Inc.
7.500% due 11/15/2009 (b)	2,100	651
Ford Motor Credit Co.
6.000% due 01/14/2003	15,000	15,048
1.877% due 02/13/2003 (a)	2,000	1,978
2.076% due 03/17/2003 (a)	3,000	2,963
6.125% due 04/28/2003	14,000	14,106
2.076% due 06/02/2003 (a)	600	588
2.530% due 06/23/2003 (a)	9,800	9,630
7.375% due 10/28/2009	100	95
7.875% due 06/15/2010	1,860	1,837
7.375% due 02/01/2011	580	548
Gemstone Investors Ltd.
7.710% due 10/31/2004	21,400	17,142
General Motors Acceptance Corp.
1.842% due 11/12/2002 (a)	17,400	17,374
5.875% due 01/22/2003	500	504
6.750% due 03/15/2003	3,700	3,758
1.820% due 07/20/2003 (a)	3,451	3,451
2.223% due 07/21/2003 (a)	200	198
2.142% due 08/04/2003 (a)	98,420	97,139
5.550% due 09/15/2003	3,000	3,047
5.750% due 11/10/2003	5,000	5,099
2.668% due 01/20/2004 (a)	41,720	40,965
2.670% due 03/22/2004 (a)	5,000	4,894
2.010% due 04/05/2004 (a)	1,700	1,647
2.680% due 05/04/2004 (a)	3,700	3,610
2.442% due 05/10/2004 (a)	600	584
2.620% due 05/17/2004 (a)	1,300	1,267
7.625% due 06/15/2004	1,000	1,048
6.850% due 06/17/2004	1,000	1,036
2.298% due 07/21/2004 (a)	600	578
2.321% due 07/30/2004 (a)	400	386
7.430% due 12/01/2021	395	400
Heiler Financial, Inc.
2.087% due 04/28/2003 (a)	20,000	20,032
Household Finance Corp.
7.625% due 01/15/2003	10,849	10,975
6.125% due 02/27/2003	1,500	1,518
2.060% due 06/24/2003 (a)	1,500	1,485
2.146% due 05/28/2004 (a)	500	484
7.125% due 09/01/2005	50	51
7.200% due 07/15/2006	290	296
J.P. Morgan Chase & Co.
7.625% due 09/15/2004	100	109
Korea Development Bank
7.625% due 10/01/2002	21,200	21,200
6.500% due 11/15/2002	6,698	6,733
5.878% due 06/16/2003 (a)	3,500	3,570
6.625% due 11/21/2003	20,300	21,260
Lehman Brothers Holdings, Inc.
8.250% due 06/15/2007	100	117
Marsh & McLennan Cos., Inc.
6.625% due 06/15/2004	1,000	1,077
Merrill Lynch & Co.
6.130% due 04/07/2003	7,770	7,930
6.550% due 08/01/2004	100	107
Metropolitan Life Insurance Co.
6.300% due 11/01/2003	17,850	18,572
Middletown Trust
11.750% due 07/15/2010	811	836
National Rural Utilities Cooperative Finance Corp.
2.820% due 04/26/2004 (a)	1,000	1,003
6.125% due 05/15/2005	75	80
Pemex Finance Ltd.
6.125% due 11/15/2003	6,333	6,548
Pemex Project Funding Master Trust
3.360% due 01/07/2005 (a)	46,000	46,048
Rothmans Holdings
6.500% due 05/06/2003	14,000	14,350
Salomon Smith Barney Holdings, Inc.
2.142% due 05/04/2004 (a)	32,760	32,871
Salomon, Inc.
7.500% due 02/01/2003	3,000	3,055
Sears Roebuck Acceptance Corp.
6.900% due 08/01/2003	50	52
Shopping Center Associates
6.750% due 01/15/2004	11,725	12,179
Spieker Properties, Inc.
6.800% due 05/01/2004	2,000	2,107
Trinom Ltd.
5.879% due 12/18/2004 (a)	5,700	5,740
Verizon Global Funding Corp.
6.125% due 06/15/2007	136,600	142,391
Wells Fargo & Co.
6.625% due 07/15/2004	1,000	1,077
Wells Fargo Financial, Inc.
5.450% due 05/03/2004	6,250	6,570

		712,037

Industrials 5.3%
Allied Waste North America, Inc.
7.375% due 01/01/2004	5,000	4,975
Atlas Air, Inc.
8.010% due 01/02/2010	8,651	3,995
Coastal Corp.
6.500% due 05/15/2006	10,000	7,507
Conoco, Inc.
5.900% due 04/15/2004	3,100	3,255
Cox Enterprises, Inc.
2.722% due 05/01/2033 (a)	2,000	1,981
CSX Corp.
6.250% due 10/15/2008	1,197	1,322
DaimlerChrysler North America Holding Corp.
2.596% due 12/16/2002 (a)	13,900	13,915
2.132% due 08/21/2003 (a)	900	896
2.220% due 08/16/2004 (a)	1,000	986
6.900% due 09/01/2004	1,000	1,060
Eastman Chemical Co.
6.375% due 01/15/2004	250	261
Electric Lightwave, Inc.
6.050% due 05/15/2004	3,000	2,823
Enron Corp.
6.500% due 08/01/2002 (b)	13,700	1,473
6.750% due 09/01/2004 (b)	1,545	209
7.625% due 09/10/2004 (b)	2,400	324
8.375% due 05/23/2005 (b)	7,355	993
8.000% due 08/15/2005 (b)	8,300	1,702

106	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

Federal-Mogul Corp.
7.500% due 07/01/2004 (b)	$28,600	$5,863
General Motors Corp.
6.250% due 05/01/2005	7,000	7,184
General Motors Nova Scotia Finance
6.850% due 10/15/2008	20,500	21,171
HCA, Inc.
8.130% due 08/04/2003	5,000	5,172
IMEXA Export Trust
10.125% due 05/31/2003	2,491	915
International Game Technology
7.875% due 05/15/2004	500	523
International Paper Co.
8.000% due 07/08/2003	10,000	10,395
ITT Destinations, Inc.
6.750% due 11/15/2005	2,000	1,930
Kellogg Co.
6.600% due 04/01/2011	290	332
Kroger Co.
7.150% due 03/01/2003	13,500	13,746
Limestone Electron Trust
8.625% due 03/15/2003	8,100	7,216
MGM Mirage, Inc.
8.500% due 09/15/2010	55	59
Nabisco, Inc.
6.125% due 02/01/2033	6,600	6,672
NWA Trust
10.230% due 06/21/2014	588	557
Occidental Petroleum Corp.
6.400% due 04/01/2003 (a)	27,945	28,494
Park Place Entertainment Corp.
7.950% due 08/01/2003	15,955	16,226
Petroleos Mexicanos
9.375% due 12/02/2008	5,500	5,926
Philip Morris Cos., Inc.
7.250% due 01/15/2003 (a)	4,050	4,100
8.250% due 10/15/2003	1,000	1,055
6.950% due 06/01/2006	25,000	27,710
Phillips Petroleum Co.
8.500% due 05/25/2005	2,000	2,291
Qwest Capital Funding, Inc.
5.875% due 08/03/2004	6,000	4,080
Qwest Corp.
5.650% due 11/01/2004	9,250	8,001
6.125% due 11/15/2005	2,330	1,992
R.J. Reynolds Holdings, Inc.
7.750% due 05/15/2006	990	1,095
Raytheon Co.
6.500% due 07/15/2005	170	181
Rollins Truck Leasing Co.
8.000% due 02/15/2003	3,000	3,054
Sonat, Inc.
7.625% due 07/15/2011	1,340	879
SR Wind Ltd.
6.992% due 05/18/2005 (a)	6,000	6,013
7.492% due 05/18/2005 (a)	3,000	3,057
System Energy Resources, Inc.
7.430% due 01/15/2011	1,195	1,302
TCI Communications, Inc.
2.520% due 03/11/2003 (a)	3,000	2,978
Time Warner Entertainment Co. L.P.
7.975% due 08/15/2004	1,950	1,936
Time Warner, Inc.
8.110% due 08/15/2006	100	96
TTX Co.
7.820% due 07/21/2003	61,000	63,610
Union Pacific Corp.
6.650% due 01/15/2011	90	101
Waste Management, Inc.
6.500% due 05/15/2004	59,000	60,131
6.500% due 11/15/2008	550	564
7.375% due 08/01/2010	1,810	1,909
Weyerhaeuser Co.
5.500% due 03/15/2005	34,200	35,554
6.125% due 03/15/2007	26,060	27,784
Williams Cos., Inc.
6.250% due 02/01/2006	110	70
7.625% due 07/15/2019	200	111

		439,712

Utilities 6.0%
ALLETE, Inc.
2.798% due 10/20/2003 (a)	100	100
Appalachian Power Co.
4.800% due 06/15/2005	34,040	34,164
Arizona Public Service Co.
5.875% due 02/15/2004	5,600	5,791
Arkansas Power & Light
6.000% due 10/01/2003	450	452
AT&T Corp.
5.625% due 03/15/2004	20,000	19,858
6.500% due 11/15/2006	5,000	4,930
British Telecom PLC
3.121% due 12/15/2003 (a)	8,900	8,884
7.875% due 12/15/2005	73,400	81,981
8.375% due 12/15/2010	285	335
CenturyTel, Inc.
7.750% due 10/15/2002	32,000	32,043
Cleveland Electric Illuminating Co.
9.500% due 05/15/2005	9,000	9,053
CMS Energy Corp.
8.375% due 07/01/2003	7,750	6,589
DTE Energy Co.
7.110% due 11/15/2038 (a)	21,000	21,584
Entergy Louisiana, Inc.
8.500% due 06/01/2003	4,000	4,140
Entergy Mississippi, Inc.
7.750% due 02/15/2003	35,000	35,593
France Telecom SA
2.665% due 07/16/2003 (a)	12,200	12,207
8.700% due 03/01/2006 (a)	35,000	37,267
Hydro-Quebec
6.300% due 05/11/2011	100	115
Illinois Power Co.
6.000% due 09/15/2003	12,500	10,875
Jersey Central Power & Light Co.
7.125% due 10/01/2004	500	501
Niagara Mohawk Power Co.
7.250% due 10/01/2002	16,634	16,634
7.375% due 08/01/2003	145	150
7.750% due 10/01/2008	2,270	2,668
NorAm Energy Corp.
6.375% due 11/01/2003	2,000	1,741
Ohio Edison Co.
8.625% due 09/15/2003	5,000	5,177
Pacific Gas & Electric Co.
7.583% due 10/31/2049 (a)(b)	46,700	43,898
Progress Energy, Inc.
7.100% due 03/01/2011	550	602
Reliant Energy Resources Corp.
8.125% due 07/15/2005	3,300	2,982
Sprint Capital Corp.
9.500% due 04/01/2003	5,800	5,456
5.700% due 11/15/2003	4,000	3,644
5.875% due 05/01/2004	8,800	7,610
7.900% due 03/15/2005	4,000	3,250
6.000% due 01/15/2007	21,000	14,449
6.125% due 11/15/2008	63,571	42,244
6.875% due 11/15/2028	30	17
Texas Utilities Corp.
9.700% due 02/28/2003	4,695	4,830
6.750% due 04/01/2003	3,875	3,956
6.875% due 08/01/2005	2,000	2,130
TXU Electric Co.
6.750% due 03/01/2003	925	941

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	107

Schedule of Investments (Cont.)
Low Duration Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

United Illuminating Co.
6.000% due 12/15/2003	$13,000	$13,489

		502,330

Total Corporate Bonds & Notes (Cost $1,699,865)		1,654,079

U.S. GOVERNMENT AGENCIES 0.1%
Federal Farm Credit Bank
5.150% due 01/07/2003	1,000	1,010
Federal Home Loan Bank
4.125% due 08/15/2003	2,000	2,045
Freddie Mac
7.000% due 02/15/2003	1,240	1,265
Small Business Administration
4.000% due 01/25/2013 (a)	228	233
3.500% due 02/25/2014 (a)	434	440

Total U.S. Government Agencies (Cost $4,957)		4,993

U.S. TREASURY OBLIGATIONS 0.3%
Treasury Inflation Protected Securities (h)
3.375% due 01/15/2007	21,711	23,655

Total U.S. Treasury Obligations (Cost $23,351)		23,655

MORTGAGE-BACKED SECURITIES 60.9%
Collateralized Mortgage Obligations 15.3%
Amortizing Residential Collateral Trust
2.073% due 09/25/2030 (a)	5,388	5,375
Bank of America Mortgage Securities, Inc.
5.819% due 10/20/2032 (a)	44,300	45,041
Bank of America Mortgage Securities, Inc.—2A1
5.819% due 10/20/2032 (a)	44,300	45,041
Bear Stearns Adjustable Rate Mortgage Trust
6.750% due 03/25/2028	25,791	26,854
7.451% due 12/25/2030 (a)	1,715	1,722
7.491% due 12/25/2030 (a)	2,336	2,346
6.340% due 09/25/2031 (a)	19,455	19,683
6.102% due 12/25/2031 (a)	6,737	6,914
6.160% due 12/25/2031 (a)	12,771	13,106
6.247% due 01/25/2032 (a)	15,181	15,377
5.439% due 10/25/2032 (a)	9,800	9,935
Cendant Mortgage Corp.
7.217% due 03/18/2028	27,039	27,275
6.750% due 04/25/2031	3,289	3,505
Chase Commercial Mortgage Securities Corp.
7.600% due 12/18/2005	49	50
Chase Mortgage Finance Corp.
6.500% due 06/25/2013 (a)	1,249	1,256
6.750% due 06/25/2028	11,250	11,659
6.350% due 07/25/2029	2,118	2,160
Citicorp Mortgage Securities, Inc.
5.338% due 12/01/2019 (a)	171	170
6.750% due 05/25/2028	6,266	6,624
CMC Securities Corp. IV
7.250% due 10/25/2027 (a)	4,034	4,104
7.250% due 11/25/2027	3,392	3,444
CNL Commercial Loan Trust
2.464% due 10/20/2027 (a)	56,119	56,119
Commercial Trust
6.670% due 12/15/2003 (a)	2,098	1,986
Countrywide Alternative Loan Trust
8.000% due 07/25/2030	19	19
Countrywide Home Loans, Inc.
6.500% due 08/25/2032 (a)	6,876	7,052
Criimi Mae Financial Corp.
7.000% due 01/01/2033	6,200	6,696
CS First Boston Mortgage Securities Corp.
6.960% due 06/20/2029	14	14
7.500% due 02/25/2031	23,547	24,234
7.500% due 03/25/2031	9,750	10,133
2.500% due 03/25/2032 (a)	62,328	62,078
5.781% due 10/25/2032	66,792	68,250
2.360% due 08/25/2033 (a)	1,900	1,900
6.400% due 01/17/2035	71	73
1.000% due 12/19/2039	7	7
DLJ Commercial Mortgage Corp.
7.300% due 06/10/2032	195	228
DLJ Mortgage Acceptance Corp.
11.000% due 08/01/2019	413	475
6.540% due 05/25/2024 (a)	511	514
2.313% due 06/25/2026 (a)	4,347	4,358
6.850% due 12/17/2027	150	155
Drexel Burnham Lambert Trust
2.625% due 05/01/2016 (a)	13	13
Enterprise Mortgage Acceptance Co.
6.110% due 01/15/2025	40	41
E-Trade Bank Mortgage-Backed Securities Trust
7.037% due 09/25/2031	2,211	2,266
Fannie Mae
8.950% due 05/25/2003	0	0
9.000% due 07/25/2003	5	5
9.400% due 07/25/2003	1	1
6.875% due 06/25/2009	105	105
9.250% due 10/25/2018	35	40
9.500% due 03/25/2020	2,995	3,374
9.500% due 05/25/2020	574	647
9.000% due 03/25/2021	1,742	1,958
9.000% due 04/25/2021	57	64
8.000% due 12/25/2021	1,987	2,101
2.443% due 04/25/2022 (a)	100	100
Federal Housing Administration
7.430% due 10/01/2020	4,098	4,150
First Horizon Asset Securities, Inc.
6.750% due 02/25/2031	10,411	10,748
First Nationwide Trust
7.750% due 10/25/2030	5,787	5,852
Freddie Mac
8.000% due 07/01/2006	18	19
8.500% due 01/01/2007	32	34
5.750% due 01/15/2008	1	1
9.500% due 07/01/2010	38	41
6.500% due 08/15/2011	8,550	8,958
8.000% due 01/01/2012	69	74
12.500% due 09/30/2013	311	336
11.750% due 02/01/2014	1	1
10.000% due 07/15/2019	124	129
10.000% due 05/15/2020	90	94
9.000% due 12/15/2020	1,218	1,244
9.500% due 01/15/2021	484	511
8.000% due 04/15/2021	572	594
9.500% due 09/01/2021	15	16
8.000% due 04/01/2022	205	221
8.000% due 11/01/2022	144	155
8.500% due 08/01/2024	61	66
8.500% due 11/01/2024	483	521
6.250% due 04/15/2028	3,364	3,467
7.500% due 07/15/2030	5,486	5,846
2.273% due 11/15/2030 (a)	246	247
4.617% due 08/15/2032 (a)	3,453	3,410
Freddie Mac—1082C
9.000% due 05/15/2021	39	43
Freddie Mac—130E
9.000% due 05/15/2021	49	51
German American Capital Corp.
7.000% due 08/12/2010	6,800	7,634
Glendale Federal Savings & Loan
11.000% due 03/01/2010	12	12
GMAC Commercial Mortgage Corp.
2.270% due 02/20/2003 (a)	573	574
2.200% due 09/20/2005 (a)	200	200
Golden Mortgage Loan
7.875% due 02/25/2031 (a)	7,298	7,260

108	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

Goldman Sachs Mortgage Securities Corp.
2.882% due 10/25/2032	$89,100	$89,100
Government National Mortgage Association
2.373% due 12/16/2025 (a)	1,375	1,379
Home Savings of America
4.274% due 05/25/2027 (a)	728	734
Impac Secured Assets CMN Owner Trust
8.000% due 07/25/2030	25,832	26,448
Imperial Savings Association
8.871% due 07/25/2017 (a)	19	19
9.900% due 02/25/2018	197	198
International Mortgage Acceptance Corp.
12.250% due 03/01/2014	66	71
LB Commercial Conduit Mortgage Trust
6.330% due 11/18/2004	74	76
Mellon Residential Funding Corp.
6.400% due 06/25/2028	16,661	16,829
6.580% due 07/25/2029 (a)	14,348	14,397
Morgan Stanley Capital I
7.328% due 01/16/2006	113	116
7.460% due 02/15/2020	11,503	11,596
10.030% due 08/15/2023	35	35
Mortgage Capital Funding, Inc.
6.325% due 10/18/2007	15,839	16,898
Nationslink Funding Corp.
6.297% due 11/10/2002	5,000	5,141
2.160% due 04/10/2007 (a)	1,804	1,809
Norwest Asset Securities Corp.
6.500% due 04/25/2028	578	587
6.500% due 01/25/2029	6,000	6,298
PHH Mortgage Services Corp.
7.315% due 02/18/2028	21,426	21,533
PNC Mortgage Securities Corp.
6.500% due 12/25/2028	11,392	11,567
6.300% due 06/25/2029	19,210	19,738
7.430% due 05/25/2040 (a)	43	43
Prudential Home Mortgage Securities
7.500% due 09/25/2007	398	414
7.000% due 01/25/2008	6,553	6,544
6.750% due 11/25/2008	5,745	5,833
7.000% due 08/25/2009	1,492	1,501
Prudential-Bache Trust
8.400% due 03/20/2021	1,763	1,863
Resecuritization Mortgage Trust
6.060% due 04/26/2021 (a)	1,567	1,567
6.500% due 04/19/2029	15,320	15,659
Residential Accredit Loans, Inc.
6.500% due 02/25/2029 (a)	8,329	8,389
7.000% due 07/25/2029	143	145
Residential Asset Securitization Trust
6.500% due 09/25/2014 (a)	215	225
2.043% due 06/25/2031	96	96
Residential Funding Mortgage Securities I
7.500% due 12/25/2025	703	711
7.500% due 07/25/2027	2,842	2,843
7.000% due 10/25/2027 (a)	6,754	6,855
6.250% due 11/25/2028	6,000	6,269
5.691% due 09/25/2032	28,100	28,609
Resolution Trust Corp.
7.039% due 10/25/2021 (a)	30	31
8.625% due 10/25/2021	5,088	5,082
9.059% due 10/25/2021	125	125
6.811% due 05/25/2029 (a)	1,394	1,405
Ryland Acceptance Corp.
11.500% due 12/25/2016	7	7
Salomon Brothers Mortgage Securities VII
6.987% due 12/25/2017 (a)	846	857
Salomon Brothers Mortgage Securities VII, Inc.
6.354% due 03/25/2024 (a)	399	400
6.551% due 10/25/2024 (a)	90	90
2.213% due 09/25/2029 (a)	60	60
7.606% due 11/25/2030	823	829
2.133% due 06/25/2032 (a)	7,189	7,174
Sears Mortgage Securities
12.000% due 02/25/2014	36	36
7.431% due 10/25/2022 (a)	786	952
Sequoia Mortgage Trust
2.120% due 08/20/2032 (a)	35,305	35,305
SLH Mortgage Trust
9.600% due 03/25/2021	307	307
Structured Asset Mortgage Investments, Inc.
6.871% due 06/25/2028 (a)	1,972	2,090
6.523% due 06/25/2029 (a)	18,690	19,362
9.180% due 06/25/2029 (a)	3,441	3,905
6.750% due 05/02/2030	1,280	1,309
2.140% due 09/19/2032 (a)	64,934	64,934
Structured Asset Securities Corp.
6.750% due 07/25/2029	8,601	8,781
2.263% due 05/25/2031 (a)	2,076	2,082
2.363% due 05/25/2031 (a)	9,743	9,518
6.250% due 01/25/2032 (a)	14,670	15,066
2.100% due 02/25/2032 (a)	16,230	16,168
2.100% due 07/25/2032 (a)	56,975	56,737
6.150% due 07/25/2032 (a)	11,685	11,991
TMA Mortgage Funding Trust
2.193% due 01/25/2029 (a)	4,528	4,528
Torrens Trust
2.040% due 07/15/2031 (a)	4,895	4,898
Union Planters Mortgage Finance Corp.
6.600% due 01/25/2028	10,248	10,371
Washington Mutual Mortgage Securities Corp.
6.196% due 07/25/2032	27,551	28,274
Wells Fargo Mortgage-Backed Securities Trust
7.000% due 02/25/2016	26,246	27,067
6.125% due 07/25/2031	9,944	10,120
6.201% due 01/25/2032 (a)	2,369	2,402
5.221% due 09/25/2032 (a)	16,000	16,253

		1,269,807

Fannie Mae 36.8%
3.875% due 07/01/2017 (a)	206	210
3.990% due 06/01/2017 (a)	52	53
4.070% due 08/01/2017 (a)	25	25
4.073% due 07/01/2018 (a)	27	27
4.657% due 04/01/2018 (a)	4,522	4,672
4.837% due 11/01/2017 (a)	211	213
4.858% due 01/01/2021 (a)	167	167
4.998% due 12/01/2023 (a)	147	151
5.248% due 11/01/2017 (a)	98	101
5.249% due 07/25/2017 (a)	1,446	1,449
5.500% due 04/01/2009-10/21/2017 (c)	1,164,263	1,198,729
5.568% due 02/01/2028 (a)	1,742	1,804
5.626% due 07/01/2017 (a)	248	253
5.721% due 04/01/2024 (a)	941	971
5.795% due 10/01/2030-11/01/2039 (a)(c)	8,293	8,515
5.912% due 07/01/2023 (a)	293	299
5.995% due 12/01/2017 (a)	72	73
6.000% due 10/01/2003-06/01/2032 (c)	1,601,060	1,663,871
6.121% due 10/01/2024 (a)	1,550	1,606
6.203% due 11/01/2018 (a)	67	67
6.248% due 01/01/2024 (a)	40	41
6.281% due 08/01/2029 (a)	11,481	11,992
6.498% due 01/01/2024 (a)	729	757
6.500% due 09/01/2005-06/01/2008 (c)	276	283
7.000% due 12/01/2006-07/01/2012 (c)	87,359	92,569
8.000% due 02/01/2027-11/01/2031 (c)	53,431	57,144
8.500% due 03/01/2008-01/01/2026 (c)	1,504	1,627
9.000% due 01/01/2025	1	2
9.500% due 07/01/2024-11/01/2025 (c)	1,776	1,966
10.000% due 02/01/2004-01/01/2025 (c)	445	498
10.500% due 06/01/2005-12/01/2024 (c)	57	61
11.000% due 11/01/2020	25	28
11.250% due 10/01/2015	20	23
11.500% due 12/01/2008-02/01/2020 (c)	30	34
11.750% due 02/01/2016	32	38
12.000% due 01/01/2015	4	4
13.000% due 07/01/2015	5	5

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	109

Schedule of Investments (Cont.)
Low Duration Fund
September 20, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

13.250% due 09/01/2011	$9	$11
15.500% due 10/01/2012-12/01/2012 (c)	4	4
15.750% due 12/01/2011	16	19
16.000% due 09/01/2012-12/01/2012 (c)	7	9

		3,050,371

Federal Housing Administration 0.5%
6.950% due 04/01/2014	1,879	1,891
7.000% due 08/01/2022	2,887	2,908
7.400% due 02/01/2019	30	30
7.421% due 11/01/2019	265	274
7.430% due 10/01/2019-11/01/2025 (c)	36,452	37,037

		42,140

Freddie Mac 0.3%
4.375% due 03/01/2017 (a)	125	126
5.625% due 01/01/2017 (a)	21	21
6.000% due 09/01/2006-03/01/2011 (c)	4,881	5,048
6.048% due 06/01/2024 (a)	334	343
6.073% due 02/01/2020 (a)	1,402	1,452
6.307% due 09/01/2023 (a)	107	111
6.336% due 11/01/2022 (a)	891	913
6.355% due 12/01/2022 (a)	296	306
6.365% due 11/01/2023 (a)	245	251
6.383% due 10/01/2023 (a)	503	515
6.389% due 03/01/2024 (a)	34	35
6.462% due 01/01/2024 (a)	902	929
6.529% due 07/01/2018 (a)	190	196
6.617% due 01/01/2024 (a)	391	406
6.828% due 10/01/2027 (a)	537	561
7.500% due 09/01/2006	20	21
8.000% due 03/01/2007-12/01/2024 (c)	1,710	1,839
8.250% due 10/01/2007-01/01/2009 (c)	48	52
8.500% due 10/01/2002-11/01/2025 (c)	4,957	5,344
9.000% due 07/01/2004-08/01/2022 (c)	1,465	1,621
9.500% due 12/01/2004-02/01/2025 (c)	143	156
9.750% due 11/01/2008	303	335
10.000% due 04/01/2015-10/01/2019 (c)	49	55
10.500% due 10/01/2010-02/01/2016 (c)	14	16
10.750% due 09/01/2009-08/01/2011 (c)	195	222
11.500% due 10/01/2015-01/01/2016 (c)	36	41
11.750% due 11/01/2010-08/01/2015 (c)	4	4
12.000% due 09/01/2013	1	2
14.000% due 09/01/2012-04/01/2016 (c)	7	8
14.500% due 12/01/2010	2	2
15.000% due 08/01/2011-12/01/2011 (c)	2	3

		20,934

Government National Mortgage Association 8.0%
4.500% due 05/20/2030 (a)	184	188
5.000% due 01/20/2032-02/20/2032 (a)(c)	62,367	63,823
5.375% due 03/20/2019-06/20/2027 (a)(c)	21,112	21,788
6.000% due 07/20/2030 (a)	222	225
6.375% due 04/20/2016-03/20/2017 (a)(c)	77	79
6.500% due 05/15/2023-10/15/2023 (c)	377	396
6.625% due 10/20/2023-12/20/2027 (a)(c)	21,906	22,666
6.750% due 08/20/2022-07/20/2027 (a)(c)	28,870	29,766
7.000% due 03/15/2011-10/23/2032 (c)	470,239	493,900
7.500% due 03/15/2022-11/15/2026 (c)	2,905	3,107
7.750% due 09/20/2026 (a)	41	42
8.000% due 11/15/2006-12/15/2024 (c)	14,601	15,887
8.500% due 12/15/2021-04/15/2022 (c)	21	23
9.000% due 06/20/2016-12/15/2030 (c)	8,861	9,705
9.500% due 10/15/2016-06/15/2025 (c)	62	70
9.750% due 07/15/2017-10/15/2017 (c)	207	235
10.000% due 10/15/2013-11/15/2025 (c)	44	50
10.500% due 11/15/2019-02/15/2021 (c)	12	14
11.000% due 09/15/2010	4	4
11.500% due 08/15/2018	22	26
11.750% due 08/15/2013-08/15/2015 (c)	36	42
12.000% due 06/20/2015	5	6
13.000% due 10/15/2013	5	6
13.500% due 05/15/2011-11/15/2012 (c)	19	23
16.000% due 12/15/2011-02/15/2012 (c)	19	24

		662,095

Stripped Mortgage-Backed Securities 0.0%
Fannie Mae (IO)
0.950% due 03/25/2009 (a)	7,034	123
6.000% due 02/25/2008	60	0
6.500% due 03/25/2009	471	47
6.500% due 03/25/2009	1,145	110
6.500% due 05/25/2019	1,566	20
6.500% due 04/25/2020	758	9
6.500% due 03/25/2023	1,251	142
6.600% due 03/25/2024 (a)	1,817	47
7.000% due 05/25/2021	678	13
256.000% due 11/01/2008	11	42
859.771% due 02/25/2022	6	68
Fannie Mae (PO)
0.000% due 09/25/2022	8	7
Freddie Mac (IO)
4.000% due 01/15/2024	20,281	2,415
6.000% due 02/15/2008	12	0
6.500% due 05/15/2019	79	0
6.500% due 06/15/2019	120	0
6.500% due 04/15/2022	883	71
7.000% due 05/15/2023	140	14
1049.625% due 04/15/2021	1	3
Prudential Home Mortgage Securities (IO)
0.262% due 04/25/2009 (a)	24,550	69

		3,200

Total Mortgage-Backed Securities (Cost $4,982,918)		5,048,547

ASSET-BACKED SECURITIES 5.6%
Ace Securities Corp.
2.153% due 06/25/2032 (a)	13,954	13,931
Advanta Mortgage Loan Trust
7.760% due 05/25/2018	22,700	23,518
Ameriquest Mortgage Securities, Inc.
2.143% due 06/15/2030 (a)	95	95
2.123% due 07/15/2030 (a)	190	190
2.120% due 05/25/2032 (a)	11,087	11,079
2.080% due 08/25/2032 (a)	30,540	30,459
Amresco Residential Securities Mortgage Loan Trust
2.040% due 07/25/2027 (a)	85	85
Asset-Backed Securities Home Equity Corp.
2.083% due 06/15/2031 (a)	260	260
Capital Asset Research Funding LP
6.400% due 12/15/2004	37	38
Champion Home Equity Loan Trust
6.737% due 05/25/2028 (a)	1,733	1,768
CIT Group Home Equity Loan Trust
2.083% due 06/25/2033 (a)	47,500	47,422
CIT Marine Trust
5.800% due 04/15/2010	59	60
Community Program Loan Trust
4.500% due 10/01/2018	13,151	13,341
Compucredit Credit Card Master Trust
2.043% due 03/15/2007 (a)	32,000	32,020
Countrywide Asset-Backed Certificates
2.043% due 06/25/2031 (a)	24,309	24,286
CS First Boston Mortgage Securities Corp.
2.083% due 12/15/2030 (a)	340	340
2.170% due 03/25/2032 (a)	34,940	34,800
Embarcadero Aircraft Securitization Trust
2.303% due 08/15/2025 (a)	4,900	4,018
EQCC Home Equity Loan Trust
1.983% due 10/15/2027 (a)	134	134
Equity One ABS, Inc.
7.325% due 03/25/2014	736	737
2.090% due 11/25/2032 (a)	58,499	58,110
GF Funding Corp.
6.890% due 01/20/2006	5,738	5,676
Green Tree Financial Corp.
6.550% due 02/15/2027	988	996
7.400% due 06/15/2027	9,399	9,782

110	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

Green Tree Home Improvement Loan Trust
1.993% due 08/15/2029 (a)	$283	$282
Home Equity Mortgage Trust
6.177% due 06/25/2032 (a)	35,618	36,553
Household Mortgage Loan Trust
2.120% due 05/20/2032 (a)	13,799	13,792
IMC Home Equity Loan Trust
2.035% due 10/20/2027 (a)	1,552	1,550
Irwin Home Equity Loan Trust
7.460% due 09/25/2014	3,224	3,236
2.188% due 06/25/2021 (a)	91	91
2.100% due 06/25/2029 (a)	12,727	12,695
Marriott Vacation Club Owner Trust
2.170% due 09/20/2017 (a)	5,286	5,284
Merrill Lynch Mortgage Investors, Inc.
0.000% due 07/25/2004	32,600	2,791
Morgan Stanley Dean Witter Capital I
2.143% due 07/25/2032 (a)	14,585	14,544
Oakwood Mortgage Investors, Inc.
2.123% due 03/15/2014 (a)	12,734	12,740
Ocwen Mortgage Loan Trust
2.122% due 10/25/2029 (a)	93	92
Option One Mortgage Loan Trust
2.103% due 09/25/2030 (a)	1,189	1,187
Pacificamerica Home Equity Loan
2.033% due 04/25/2028 (a)	64	64
Renaissance Home Equity Loan Trust
2.160% due 08/25/2032 (a)	14,756	14,781
Saxon Asset Securities Trust
7.205% due 01/25/2019	65	66
SLM Student Loan Trust
2.342% due 04/25/2006 (a)	1,318	1,320
Vanderbilt Acquisition Loan Trust
3.280% due 01/07/2013	27,220	27,474
WMC Mortgage Loan
2.163% due 05/15/2030 (a)	3,121	3,115

Total Asset-Backed Securities (Cost $463,545)		464,802

SOVEREIGN ISSUES 0.6%
Republic of Brazil
3.062% due 04/15/2006 (a)	64,512	42,501
3.125% due 04/15/2009 (a)	2,306	1,153
11.000% due 01/11/2012	3,000	1,357
Republic of Panama
8.250% due 04/22/2008	5,500	5,294

Total Sovereign Issues (Cost $69,020)		50,305

PURCHASED PUT OPTIONS 0.0%
PNC Mortgage Securities Corp. (OTC)
7.430% due 05/25/2040
Strike @ 100.000 Exp. 04/01/2005	300	0

Total Purchased Put Options (Cost $0)		0

PREFERRED STOCK 0.0%
	Shares
Home Ownership Funding
13.331% due 12/31/2049	3,000	1,942
Rhone-Poulenc SA
8.125% due 12/31/2049	13,000	334

Total Preferred Stock (Cost $3,213)		2,276

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 33.3%
Commercial Paper 32.9%
AT&T Corp.
3.720% due 04/18/2003	$62,300	$58,630
BP Amoco Capital PLC
1.970% due 10/01/2002	290,000	290,000
CDC
1.750% due 11/04/2002	250,000	249,477
Fannie Mae
1.860% due 10/01/2002	23,000	23,000
1.720% due 11/27/2002	315,000	314,142
1.710% due 12/18/2002	108,100	107,690
Federal Home Loan Bank
1.680% due 10/17/2002	182,000	181,864
1.680% due 10/23/2002	100,000	99,897
Freddie Mac
1.700% due 10/31/2002 (d)	500	499
1.710% due 10/31/2002	150,000	149,786
HBOS Treasury Services PLC
1.740% due 10/23/2002	53,600	53,543
1.730% due 11/20/2002	150,000	149,640
Rabobank Nederland NV
1.920% due 10/01/2002	290,000	290,000
Shell Finance (UK) PLC
1.700% due 11/19/2002	80,000	79,815
TotalFinaElf SA
1.970% due 10/31/2002	280,000	280,000
UBS Finance, Inc.
1.970% due 12/18/2002	400,000	400,000

		2,727,983

Repurchase Agreement 0.2%
State Street Bank
1.550% due 10/01/2002	18,000	18,000
(Dated 09/30/2002. Collateralized by Federal Farm Credit Bank 3.125% due 10/01/2003 valued at $18,363. Repurchase proceeds are $18,000.)
U.S. Treasury Bills 0.2%
1.618% due 11/14/2002-11/29/2002 (c)(d)	16,175	16,139

Total Short-Term Instruments		2,762,122

(Cost $2,765,801)
Total Investments 120.7%		$10,010,779
(Cost $10,012,670)
Written Options (e) (0.0%)		(113)
(Premiums $7,346)
Other Assets and Liabilities (Net) (20.7%)		(1,717,148)

Net Assets 100.0%		$8,293,518

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	111

Schedule of Investments (Cont.)
Low Duration Fund
September 20, 2002 (Unaudited)

Notes to Schedule of Investments (amounts in thousands):

(a) Variable rate security. The rate listed is as of September 30, 2002.

(b) Security is in default.

(c) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(d) Securities with an aggregate market value of $13,146 have been segregated with the custodian to cover margin requirements for the following open futures contracts at September 30, 2002:

Type	# of Contracts	Unrealized Appreciation

Euro-Bobl 5 Year Note (12/2002)	6,959	$14,135
Euribor March Futures (03/2003)	2,285	6,115
Euribor June Futures (06/2003)	412	274
Eurodollar June Futures (06/2003)	2,468	7,288
Euribor Option March Futures (03/2003)	1,139	262

		$28,074

(e) Premiums received on written options:

Type	# of Contracts	Premium	Value

Put—CME Eurodollar December Futures
Strike @ 96.000 Exp. 12/16/2002	6,533	$3,640	$82
Put—CME Eurodollar December Futures
Strike @ 96.500 Exp. 12/16/2002	4,944	3,706	31

		$7,346	$113

(f) Foreign forward currency contracts outstanding at September 30, 2002:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation

Buy	EC	34,882	11/2002	$229
Sell	JY	2,357,726	12/2002	556

				$785

(g) Principal amount denoted in indicated currency:

EC—Euro
JY—Japanese Yen

(h) Principal amount of security is adjusted for inflation.

(i) Swap agreements outstanding at September 30, 2002:

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Broker: J.P. Morgan Chase & Co.
Exp. 03/15/2032	EC 148,500	$3,939
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Broker: Morgan Stanley
Exp. 03/15/2032	BP 95,800	(4,721)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 0.390%.
Broker: Goldman Sachs
Exp. 06/18/2007	JY 4,481,100	45
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 1.805%.
Broker: Morgan Stanley
Exp. 01/11/2011	3,285,600	(2,062)
Receive a fixed rate equal to 0.430% and the Fund will pay to the counterparty at par in the event of default of Time Warner, Inc. 7.750% due 06/15/2005.
Broker: Lehman Brothers, Inc.
Exp. 07/11/2003	$20,000	(826)
Receive a fixed rate equal to 0.230% and the Fund will pay to the counterparty at par in the event of default of Associates Corp. 6.000% due 04/15/2003.
Broker: UBS—Warburg
Exp. 01/14/2003	43,000	(21)
Receive a fixed rate equal to 0.510% and the Fund will pay to the counterparty at par in the event of default of Time Warner, Inc. 7.750% due 06/15/2005.
Broker: Lehman Brothers, Inc.
Exp. 01/25/2005	5,000	(172)
Receive a fixed rate equal to 0.810% and the Fund will pay to the counterparty at par in the event of default of Verizon Global Funding 6.750% due 12/01/2005.
Broker: Goldman Sachs
Exp. 06/15/2004	50,000	(2,130)
Receive a fixed rate equal to 0.850% and the Fund will pay to the counterparty at par in the event of default of Verizon Global Funding 6.750% due 12/01/2005.
Broker: J.P. Morgan Chase & Co.
Exp. 06/12/2004	30,000	(1,411)
Receive a fixed rate equal to 1.500% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Broker: Credit Suisse First Boston
Exp. 04/24/2003	10,000	(51)
Receive a fixed rate equal to 1.200% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 9.625% due 02/08/2011.
Broker: Credit Suisse First Boston
Exp. 06/03/2003	5,000	(18)
Receive a fixed rate equal to 5.500% and the Fund will pay to the counterparty at par in the event of default of CIT Group, Inc. 7.750% due 04/02/2012.
Broker: Morgan Stanley
Exp. 06/20/2003	10,000	240

		$(7,188)

112	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

Schedule of Investments
Low Duration Fund II
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 10.5%
Banking & Finance 9.2%
Associates Corp. of North America
5.750% due 11/01/2003	$400	$417
CIT Group, Inc.
2.310% due 04/07/2003 (a)	900	898
5.625% due 05/17/2004	6,300	6,454
Countrywide Home Loans
6.850% due 06/15/2004	1,000	1,061
DaimlerChrysler Financial Services North America LLC
1.940% due 06/17/2003 (a)	1,100	1,095
1.940% due 06/18/2003 (a)	13,000	12,942
Ford Motor Credit Co.
7.750% due 11/15/2002	1,700	1,706
General Motors Acceptance Corp.
6.625% due 10/01/2002	25	25
7.625% due 05/05/2003	1,100	1,128
2.142% due 08/04/2003 (a)	1,400	1,382
8.950% due 07/02/2009	5,925	6,802
Household Finance Corp.
2.330% due 12/19/2003	10,000	9,824
Merrill Lynch & Co., Inc.
6.000% due 02/12/2003	250	254
NationsBank Corp.
6.500% due 03/15/2006	250	278
Sears Roebuck Acceptance Corp.
6.000% due 03/20/2003	250	254
Wells Fargo & Co.
6.625% due 07/15/2004	105	113

		44,633

Industrials 0.1%
Procter & Gamble Co.
5.250% due 09/15/2003	400	412
Wal-Mart Stores, Inc.
6.550% due 08/10/2004	100	108

		520

Utilities 1.2%
DTE Energy Co.
6.170% due 06/15/2038	5,000	5,101
Southern California Gas Co.
5.670% due 01/18/2028	1,000	1,006

		6,107

Total Corporate Bonds & Notes (Cost $50,006)		51,260

U.S. GOVERNMENT AGENCIES 0.3%
Freddie Mac
4.350% due 11/21/2006	600	632
6.000% due 12/20/2011	600	602

Total U.S. Government Agencies (Cost $1,178)		1,234

U.S. TREASURY OBLIGATIONS 0.3%
Treasury Inflation Protected Securities (c)
3.375% due 01/15/2007	1,137	1,238

Total U.S. Treasury Obligations (Cost $1,217)		1,238

MORTGAGE-BACKED SECURITIES 90.9%
Collateralized Mortgage Obligations 14.5%
Bear Stearns Adjustable Rate Mortgage Trust
6.750% due 03/25/2028	1,400	1,458
7.451% due 12/25/2030 (a)	281	282
7.491% due 12/25/2030 (a)	376	378
6.102% due 12/25/2031 (a)	382	392
6.160% due 12/25/2031 (a)	751	771
5.439% due 10/25/2032 (a)	500	507
Countrywide Home Loans
5.986% due 03/19/2032 (a)	5,642	5,791
Criimi Mae Financial Corp.
7.000% due 01/01/2033	8,000	8,640
CS First Boston Mortgage Securities Corp.
2.478% due 03/25/2032 (a)	3,755	3,740
5.781% due 10/25/2032	2,000	2,044
2.360% due 08/25/2033 (a)	3,900	3,900
DLJ Mortgage Acceptance Corp.
6.617% due 05/25/2024 (a)	258	259
Fannie Mae
9.250% due 10/25/2018	35	40
8.000% due 11/25/2023	1,904	2,046
2.263% due 09/25/2030 (a)	2,102	2,115
First Horizon Asset Securities, Inc.
6.750% due 02/25/2031	982	1,014
First Nationwide Trust
7.750% due 10/25/2030	2,274	2,299
Freddie Mac
12.100% due 01/31/2009	510	530
12.900% due 05/01/2014	75	80
6.000% due 05/15/2022	821	829
8.500% due 06/01/2025	60	64
Goldman Sachs Mortgage Securities Corp.
2.882% due 10/25/2032	5,100	5,100
Government National Mortgage Association
7.750% due 01/17/2030	828	872
2.320% due 09/20/2030 (a)	1,125	1,129
Nationslink Funding Corp.
2.160% due 04/10/2007 (a)	561	563
7.030% due 01/20/2008	159	176
Norwest Asset Securities Corp.
6.750% due 12/25/2027	357	358
6.500% due 04/25/2028	503	511
Residential Funding Mortgage Securities I
5.691% due 09/25/2032	1,500	1,527
Residential Funding Mortgage Securities, Inc.
7.500% due 10/25/2022	244	244
Salomon Brothers Mortgage Securities VII, Inc.
5.526% due 11/25/2022 (a)	280	280
7.604% due 11/25/2030	135	137
2.130% due 06/25/2032 (a)	840	839
Sears Mortgage Securities
7.335% due 10/25/2022 (a)	327	397
Sequoia Mortgage Trust
2.120% due 08/20/2032 (a)	1,986	1,986
Structured Asset Mortgage Investments, Inc.
9.180% due 06/25/2029 (a)	3,695	4,193
6.750% due 05/02/2030	2,549	2,607
2.154% due 09/19/2032 (a)	3,596	3,596
Structured Asset Securities Corp.
6.750% due 07/25/2029	2,735	2,792
2.100% due 02/25/2032 (a)	1,020	1,016
2.100% due 07/25/2032 (a)	3,306	3,292
6.150% due 07/25/2032 (a)	649	666
Washington Mutual Mortgage Securities Corp.
6.196% due 07/25/2032	284	292
Wells Fargo Mortgage-Backed Securities Trust
5.221% due 09/25/2032 (a)	1,000	1,016

		70,768

Fannie Mae 55.3%
3.953% due 08/01/2030-10/01/2030 (a)(b)	2,662	2,733
4.422% due 09/01/2028 (a)	962	984
5.500% due 01/01/2009-10/21/2017 (b)	98,515	101,412
6.000% due 03/01/2016-10/21/2017 (b)	155,616	161,647
6.142% due 01/01/2024 (a)	459	472
7.500% due 08/01/2029-09/01/2029 (b)	1,829	1,931
10.500% due 05/01/2012	492	562

		269,741

Federal Housing Administration 5.2%
7.200% due 05/01/2009	1,411	1,428
7.430% due 07/01/2024	23,020	23,727

		25,155

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	113

Schedule of Investments (Cont.)
Low Duration Fund II
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

Freddie Mac 0.1%
4.840% due 07/01/2023 (a)	$197	$203
8.000% due 07/01/2024	155	167
8.500% due 06/01/2009-10/01/2010 (b)	115	122
10.500% due 09/01/2015	5	6

		498

Government National Mortgage Association 15.8%
5.375% due 04/20/2022-05/20/2027 (a)(b)	5,785	5,977
5.500% due 07/15/2030 (a)	3,187	3,247
6.500% due 08/15/2023-10/15/2023 (b)	209	220
6.625% due 10/20/2025 (a)	3,013	3,117
6.750% due 07/20/2023-07/20/2025 (a)(b)	3,592	3,704
7.000% due 03/15/2022-10/23/2032 (b)	52,653	55,279
7.500% due 02/15/2022-03/15/2024 (b)	2,265	2,420
8.000% due 03/15/2023-09/15/2024 (b)	420	456
9.000% due 07/20/2016-10/15/2030 (b)	2,413	2,645

		77,065

Total Mortgage-Backed Securities (Cost $436,637)		443,227

ASSET-BACKED SECURITIES 4.5%
Ace Securities Corp.
2.150% due 06/25/2032 (a)	781	779
Ameriquest Mortgage Securities, Inc.
2.080% due 08/25/2032 (a)	2,593	2,586
CIT Group Home Equity Loan Trust
2.083% due 06/25/2033 (a)	2,719	2,714
Countrywide Asset-Backed Certificates
2.113% due 03/25/2031 (a)	20	20
2.043% due 06/25/2031 (a)	1,502	1,500
Countrywide Home Equity Loan Trust
2.063% due 08/15/2025 (a)	3,504	3,482
Embarcadero Aircraft Securitization Trust
2.303% due 08/15/2025 (a)	2,867	2,626
Home Equity Mortgage Trust
6.179% due 06/25/2032 (a)	1,486	1,525
Household Mortgage Loan Trust
2.120% due 05/20/2032 (a)	741	741
Irwin Home Equity Loan Trust
2.100% due 06/25/2029 (a)	754	752
Morgan Stanley Dean Witter Capital I
2.143% due 07/25/2032 (a)	1,653	1,648
Oakwood Mortgage Investors, Inc.
2.123% due 03/15/2014 (a)	1,174	1,175
Summit Acceptance Auto Receivables Trust
7.420% due 05/17/2004	2,254	2,275

Total Asset-Backed Securities (Cost $22,103)		21,823

CONVERTIBLE BONDS & NOTES 1.7%
Banking & Finance 1.7%
Verizon Global Funding Corp.
5.750% due 04/01/2003	8,400	8,453

Total Convertible Bonds & Notes (Cost $8,460)		8,453

PREFERRED SECURITY 1.1%
	Shares
DG Funding Trust
4.105% due 12/29/2049 (a)	510	5,253

Total Preferred Security (Cost $5,100)		5,253

SHORT-TERM INSTRUMENTS 39.0%
Commercial Paper 37.5%
AT&T Corp.
3.720% due 04/18/2003	4,300	4,047
Fannie Mae
1.860% due 10/01/2002	80,000	80,000
Federal Home Loan Bank
1.720% due 10/16/2002	1,500	1,499
1.658% due 10/23/2002	15,000	14,985
1.680% due 10/28/2002	2,000	1,997
Freddie Mac
1.860% due 10/01/2002	80,000	80,000

		182,528

Repurchase Agreement 1.5%
State Street Bank 1.550% due 10/01/2002 (Dated 09/30/2002. Collateralized by Fannie Mae 2.430% due 10/01/2002 valued at $7,615. Repurchase proceeds are $7,462.)	7,462	7,462

U.S. Treasury Bills 0.0%
1.589% due 11/14/2002 (c)	205	205

Total Short-Term Instruments (Cost $190,448)		190,195

Total Investments 148.3% (Cost $715,149)		$722,683
Written Options (d) (0.0%) (Premiums $357)		(6)
Other Assets and Liabilities (Net) (48.3%)		(235,333)

Net Assets 100.0%		$487,344

114	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

Notes to Schedule of Investments (amounts in thousands):

(a) Variable rate security. The rate listed is as of September 30, 2002.

(b) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(c) Principal amount of security is adjusted for inflation.

(d) Premiums received on written options:

Type	# of Contracts	Premium	Value

Put—CME Eurodollar December Futures Strike @ 96.000 Exp. 12/16/2002	390	$217	$5
Put—CME Eurodollar December Futures Strike @ 96.500 Exp. 12/16/2002	202	140	1

		$357	$6

(e) Securities with an aggregate market value of $205 have been segregated with the custodian to cover margin requirements for the following open futures contracts at September 30, 2002:

Type	# of Contracts	Unrealized Appreciation

Eurodollar June Futures (06/2003)	93	$275

(f) Swap agreements outstanding at September 30, 2002:

Type	Notional Amount	Unrealized (Depreciation)

Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Broker: Lehman Brothers, Inc. Exp. 12/18/2012	$900	$(78)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Broker: J.P. Morgan Chase & Co. Exp. 12/18/2012	900	(78)
Receive a fixed rate equal to 0.460% and the Fund will pay to the counterparty at par in the event of default of Vodafone Group PLC 7.750% due 02/15/2010.
Broker: Lehman Brothers, Inc. Exp. 09/10/2003	4,000	(34)

		$(190)

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	115

Schedule of Investments
Low Duration Fund III
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 29.6%
Banking & Finance 17.1%
Bank of America Corp.
2.087% due 08/26/2005 (a)	$1,000	$1,001
DaimlerChrysler Financial Services North America LLC
1.960% due 06/17/2003 (a)	400	398
1.960% due 06/18/2003 (a)	1,000	996
Gemstone Investors Ltd.
7.710% due 10/31/2004	100	80
General Motors Acceptance Corp.
2.142% due 08/04/2003 (a)	400	395
2.580% due 01/20/2004 (a)	1,000	982
2.210% due 07/21/2004 (a)	300	289
Korea Development Bank
7.625% due 10/01/2002	1,000	1,000
National Rural Utilities Cooperative Finance Corp.
1.990% due 07/17/2003 (a)	1,000	996
Pemex Project Funding Master Trust
3.360% due 01/07/2005 (a)	800	801
Salomon Smith Barney Holdings, Inc.
2.142% due 05/04/2004 (a)	325	326
Verizon Global Funding Corp.
6.125% due 06/15/2007	900	938

		8,202

Industrials 2.0%
Conoco Funding Co.
5.450% due 10/15/2006	300	323
Limestone Electron Trust
8.625% due 03/15/2003	700	624

		947

Utilities 10.5%
British Telecom PLC
7.625% due 12/15/2005	200	223
Florida Power & Light
6.875% due 12/01/2005	1,000	1,114
France Telecom SA
4.576% due 03/14/2003 (a)	600	592
7.200% due 03/01/2006 (a)	300	319
Pacific Gas & Electric Co.
7.575% due 10/31/2049 (a)(b)	400	376
Philadelphia Electric
6.500% due 05/01/2003	1,500	1,536
Sprint Capital Corp.
5.875% due 05/01/2004	1,000	865

		5,025

Total Corporate Bonds & Notes (Cost $14,137)		14,174

U.S. TREASURY OBLIGATIONS 0.5%
Treasury Inflation Protected Securities (d)
3.375% due 01/15/2007	227	248

Total U.S. Treasury Obligations (Cost $238)		248

MORTGAGE-BACKED SECURITIES 74.4%
Collateralized Mortgage Obligations 11.2%
Bear Stearns Adjustable Rate Mortgage Trust
7.451% due 12/25/2030 (a)	19	19
7.491% due 12/25/2030 (a)	26	26
6.102% due 12/25/2031 (a)	48	49
6.160% due 12/25/2031 (a)	107	110
6.247% due 01/25/2032 (a)	245	248
CS First Boston Mortgage Securities Corp.
7.500% due 02/25/2031	394	405
First Horizon Asset Securities, Inc.
6.750% due 02/25/2031	65	68
First Nationwide Trust
7.750% due 10/25/2030	172	174
Freddie Mac
2.273% due 11/15/2030 (a)	308	309
GMAC Commercial Mortgage Securities, Inc.
6.570% due 09/15/2033	603	656
Independent National Mortgage Corp.
7.250% due 11/25/2010	287	286
Prudential Home Mortgage Securities
7.500% due 08/25/2024	845	863
Residential Funding Mortgage Securities I, Inc.
7.750% due 11/25/2026	81	82
Salomon Brothers Mortgage Securities VII, Inc.
7.606% due 11/25/2030	10	10
Structured Asset Securities Corp.
2.113% due 10/25/2027 (a)	259	259
6.750% due 07/25/2029	860	878
6.250% due 01/25/2032 (a)	399	410
Washington Mutual Mortgage Securities Corp.
6.010% due 04/25/2031 (a)	208	211
Washington Mutual, Inc.
4.598% due 01/25/2041 (a)	44	45
Wells Fargo Mortgage-Backed Securities Trust
7.000% due 02/25/2016	250	258

		5,366

Fannie Mae 58.9%
3.953% due 09/01/2040 (a)	538	552
4.310% due 08/01/2029 (a)	943	965
5.500% due 01/01/2009-10/21/2017 (c)	8,955	9,219
5.863% due 02/01/2031 (a)	444	459
6.000% due 09/01/2016-10/21/2017 (c)	16,376	17,015

		28,210

Government National Mortgage Association 4.3%
5.000% due 05/20/2030-02/20/2032 (a)(c)	1,469	1,507
5.375% due 06/20/2027 (a)	259	267
7.000% due 10/23/2032 (a)	100	105
8.500% due 10/20/2026	155	169

		2,048

Total Mortgage-Backed Securities (Cost $34,945)		35,624

ASSET-BACKED SECURITIES 2.4%
Bayview Financial Acquisition Trust
2.230% due 11/25/2030 (a)	900	902
Home Equity Mortgage Trust
6.177% due 06/25/2032 (a)	186	191
SLM Student Loan Trust
2.232% due 10/25/2005 (a)	36	36

Total Asset-Backed Securities (Cost $1,125)		1,129

SOVEREIGN ISSUES 0.8%
Republic of Brazil
3.062% due 04/15/2006 (a)	589	388

Total Sovereign Issues (Cost $529)		388

SHORT-TERM INSTRUMENTS 14.3%
Commercial Paper 13.0%
AT&T Corp.
3.720% due 04/18/2003	700	659
Fannie Mae
1.710% due 11/20/2002	500	499
1.710% due 12/18/2002	1,500	1,494
Federal Home Loan Bank
1.680% due 10/28/2002	400	399
1.725% due 10/30/2002	300	300
Freddie Mac
1.710% due 10/31/2002	700	699
TotalFinaElf SA
1.750% due 10/31/2002	1,000	998
UBS Finance, Inc.
1.970% due 12/18/2002	1,200	1,200

		6,248

116	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

Repurchase Agreement 1.2%
State Street Bank
1.550% due 10/01/2002
(Dated 09/30/2002. Collateralized by Freddie Mac 3.250% due 12/15/2003 valued at $571. Repurchase proceeds are $558.)	$558	$558

U.S. Treasury Bills 0.1%
1.579% due 11/14/2002 (e)	50	50

Total Short-Term Instruments (Cost $6,898)		6,856

Total Investments 122.0%		$58,419
(Cost $57,872)
Written Options (f) (0.0%)		(1)
(Premiums $57)
Other Assets and Liabilities (Net) (22.0%)		(10,550)

Net Assets 100.0%		$47,868

Notes to Schedule of Investments (amounts in thousands):

(a) Variable rate security. The rate listed is as of September 30, 2002.

(b) Security is in default.

(c) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(d) Principal amount of security is adjusted for inflation.

(e) Securities with an aggregate market value of $174 have been segregated with the custodian to cover margin requirements for the following open futures contracts at September 30, 2002:

Type	# of Contracts	Unrealized Appreciation

Euro-Bobl 5 Year Note (12/2002)	18	$27
Euribor March Futures (03/2003)	17	46
Euribor June Futures (06/2003)	3	2
Euribor Options March Futures (03/2003)	7	0
U.S. Treasury 10 Year Note (12/2002)	3	9
Eurodollar June Futures (06/2003)	9	27

		$111

(f) Premiums received on written options:

Type	# of Contracts	Premium	Value

Put—CME Eurodollar December Futures
Strike @ 96.000 Exp. 12/16/2002	62	$35	$1
Put—CME Eurodollar December Futures
Strike @ 96.500 Exp. 12/16/2002	33	22	0

		$57	$1

(g) Foreign forward currency contracts outstanding at September 30, 2002:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation

Buy	EC	237	11/2002	$1
Buy	JY	1,525	12/2002	0

				$1

(h) Principal amount denoted in indicated currency:

BP—British Pound
EC—Euro
JY—Japanese Yen

(i) Swap agreements outstanding at September 30, 2002:

Type	Notional Amount		Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Broker: J.P. Morgan Chase & Co.
Exp. 03/15/2032	EC	1,100	$29
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Broker: Morgan Stanley
Exp. 03/15/2032	BP	700	(34)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 0.390%.
Broker: Goldman Sachs
Exp. 06/18/2007	JY	23,600	0
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 1.805%.
Broker: Morgan Stanley
Exp. 01/11/2011		28,400	(18)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Broker: Lehman Brothers, Inc.
Exp. 12/18/2012		$100	(9)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Broker: J.P. Morgan Chase & Co.
Exp. 12/18/2012		100	(9)
Receive a fixed rate equal to 0.460% and the Fund will pay to the counterparty at par in the event of default of Vodafone Group PLC 7.750% due 02/15/2010.
Broker: Lehman Brothers, Inc.
Exp. 09/10/2003		500	(4)
Receive a fixed rate equal to 7.000% and the Fund will pay to the counterparty at par in the event of default of Sprint Capital Corp. 6.000% due 01/15/2007.
Broker: Merrill Lynch
Exp. 04/04/2003		500	(13)

			$(58)

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	117

Schedule of Investments
Short-Term Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 46.1%
Banking & Finance 18.2%
Banco Nacional Obra Services
9.625% due 11/15/2003 (a)	$3,900	$4,183
Bankunited FSB
5.400% due 02/02/2004	4,000	4,157
Bear Stearns Cos., Inc.
5.125% due 02/22/2004 (a)	4,200	4,137
2.210% due 09/21/2004 (a)	900	899
2.410% due 07/15/2005 (a)	5,000	5,005
2.130% due 09/16/2005 (a)	5,000	4,930
Chrysler Financial Co. LLC
1.990% due 02/05/2003 (a)	1,000	998
CIT Group, Inc.
5.920% due 11/08/2002	1,000	1,003
7.375% due 03/15/2003	5,550	5,665
7.500% due 11/14/2003	6,900	7,166
5.625% due 05/17/2004	5,200	5,327
7.125% due 10/15/2004	9,890	10,492
Citigroup, Inc.
5.500% due 08/19/2003 (a)	11,040	11,145
Countrywide Home Loans
2.056% due 06/03/2003 (a)	2,800	2,794
Deutsche Telekom International Finance BV
7.750% due 06/15/2005	54,960	58,986
EOP Operating LP
6.375% due 02/15/2003	10,780	10,927
Ford Motor Credit Co.
7.500% due 01/15/2003	2,450	2,468
6.125% due 04/28/2003	2,000	2,015
2.110% due 06/20/2003 (a)	900	880
2.690% due 03/08/2004 (a)	43,800	41,898
2.070% due 04/26/2004 (a)	17,400	16,432
2.210% due 07/19/2004 (a)	6,700	6,341
3.726% due 10/25/2004 (a)	10,500	10,019
2.295% due 07/18/2005 (a)	10,000	9,026
Gemstone Investors Ltd.
7.710% due 10/31/2004	3,000	2,403
General Motors Acceptance Corp.
2.160% due 10/07/2002 (a)	625	625
2.090% due 12/09/2002 (a)	3,300	3,294
5.920% due 12/16/2002	5,000	5,023
5.800% due 03/12/2003	1,500	1,517
5.950% due 03/14/2003	1,700	1,721
1.857% due 08/18/2003 (a)	16,575	16,318
2.070% due 11/07/2003 (a)	10,000	9,817
2.580% due 01/20/2004 (a)	14,040	13,786
2.612% due 05/04/2004 (a)	23,050	22,488
2.210% due 07/21/2004 (a)	9,300	8,963
Golden State Holdings
2.822% due 08/01/2003 (a)	14,900	14,852
7.000% due 08/01/2003	30,845	31,717
7.125% due 08/01/2005	425	463
Household Finance Corp.
2.120% due 08/07/2003 (a)	17,950	17,759
3.140% due 03/11/2004 (a)	6,650	6,554
5.750% due 01/30/2007	23,000	22,403
Korea Development Bank
7.625% due 10/01/2002	2,500	2,500
Merrill Lynch & Co.
2.102% due 08/01/2003 (a)	4,000	4,007
National Rural Utilities Cooperative Finance Corp.
7.375% due 02/10/2003	3,065	3,114
1.990% due 07/17/2003 (a)	17,200	17,127
2.820% due 04/26/2004 (a)	13,963	14,005
5.250% due 07/15/2004	9,595	9,960
6.500% due 03/01/2007	20,000	21,536
Protective Life Funding Trust
2.210% due 01/17/2003 (a)	2,000	2,002
Racers
2.147% due 03/03/2003 (a)	10,000	10,005
Salomon Smith Barney Holdings, Inc.
2.135% due 07/18/2007 (a)	5,000	5,009
Security Capital Group, Inc.
7.750% due 11/15/2003	7,695	8,158
U.S. Bancorp
2.052% due 02/03/2003 (a)	3,700	3,702
USAA Capital Corp.
7.050% due 11/08/2006	445	505
Verizon Global Funding Corp.
6.750% due 12/01/2005	3,000	3,165

		511,391

Industrials 19.5%
Air Canada
2.475% due 07/31/2005 (a)	1,091	871
Allied Waste Industries, Inc.
6.100% due 01/15/2003	9,474	9,476
Allied Waste North America, Inc.
7.375% due 01/01/2004	2,275	2,264
American Standard Cos., Inc.
7.125% due 02/15/2003	3,300	3,337
AOL Time Warner, Inc.
6.125% due 04/15/2006	3,000	2,826
Appalachian Power Co.
2.460% due 08/20/2003 (a)	4,000	4,007
BHP Finance USA Ltd.
6.420% due 03/01/2026	27,850	29,367
Clear Channel Communications, Inc.
7.250% due 09/15/2003	8,000	8,138
Coastal Corp.
2.422% due 07/21/2003 (a)	5,000	4,751
Conagra Foods, Inc.
7.500% due 09/15/2005	7,470	8,386
Cox Communications, Inc.
6.500% due 11/15/2002	1,800	1,800
6.150% due 08/01/2003 (a)	8,200	8,037
7.170% due 10/01/2003	5,043	5,075
Cox Enterprises, Inc.
2.722% due 05/01/2033 (a)	9,200	9,114
DaimlerChrysler North America Holding Corp.
6.840% due 10/15/2002	3,000	3,004
7.750% due 05/27/2003	2,000	2,061
2.322% due 08/01/2003 (a)	2,800	2,792
2.053% due 08/16/2004 (a)	47,540	46,880
7.750% due 06/15/2005	2,287	2,499
HCA, Inc.
8.120% due 08/04/2003	800	824
6.870% due 09/15/2003	10,000	10,266
6.730% due 07/15/2045	8,170	8,285
Hilton Hotels Corp.
7.000% due 07/15/2004	8,324	8,413
Ingersoll-Rand Co.
5.750% due 02/14/2003	13,140	13,305
International Game Technology
7.875% due 05/15/2004	10,000	10,450
International Paper Co.
8.000% due 07/08/2003	42,335	44,009
Kerr-McGee Corp.
2.600% due 06/28/2004 (a)	13,740	13,733
Kinder Morgan, Inc.
6.450% due 03/01/2003	24,100	24,401
Kroger Co.
7.150% due 03/01/2003	11,500	11,709
Mandalay Resort Group
6.750% due 07/15/2003	9,400	9,494
Martin Marietta Corp.
6.500% due 04/15/2003	24,300	24,769
Norfolk Southern Corp.
2.510% due 02/28/2005 (a)	7,700	7,704
7.050% due 05/01/2037	20,975	22,385
PanAmSat Corp.
6.000% due 01/15/2003	13,405	13,295
Park Place Entertainment Corp.
7.950% due 08/01/2003	1,464	1,489

118	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

Pioneer National Resources Co.
8.875% due 04/15/2005	$4,000	$4,196
Qwest Capital Funding, Inc.
5.875% due 08/03/2004	4,900	3,332
R.J. Reynolds Tobacco Holdings, Inc.
7.375% due 05/15/2003	35,925	36,701
Raytheon Co.
7.900% due 03/01/2003	13,100	13,317
5.700% due 11/01/2003	6,785	6,933
Safeway, Inc.
6.050% due 11/15/2003	12,405	12,866
TCI Communications, Inc.
8.250% due 01/15/2003	4,300	4,282
6.375% due 05/01/2003	11,160	11,008
Time Warner Entertainment Co. L.P.
7.975% due 08/15/2004	8,425	8,364
Turner Broadcasting System, Inc.
7.400% due 02/01/2004	2,200	2,173
United Air Lines, Inc.
2.117% due 12/02/2002 (a)	9,311	8,400
Waste Management, Inc.
6.500% due 12/15/2002	11,200	11,236
Weyerhaeuser Co.
9.050% due 02/01/2003	8,015	8,153
2.951% due 09/15/2003 (a)	35,100	35,135
Willamette Industries, Inc.
9.125% due 02/15/2003	2,000	2,039

		547,351

Utilities 8.4%
ALLETE, Inc.
2.710% due 10/20/2003 (a)	8,800	8,778
AT&T Corp.
6.500% due 11/15/2006	11,000	10,846
British Telecom PLC
3.121% due 12/15/2003 (a)	52,200	52,105
7.875% due 12/15/2005	3,000	3,351
CenturyTel, Inc.
7.750% due 10/15/2002	2,000	2,003
Commonwealth Edison Co.
2.423% due 09/30/2003 (a)	3,000	2,983
DTE Energy Co.
7.110% due 11/15/2038 (a)	1,500	1,542
Entergy Gulf States, Inc.
8.250% due 04/01/2004	10,000	10,724
3.197% due 09/01/2004 (a)	10,000	9,973
France Telecom SA
2.457% due 03/14/2003 (a)	22,200	21,917
2.465% due 07/16/2003 (a)	6,600	6,604
Jersey Central Power & Light Co.
6.375% due 05/01/2003	5,150	5,178
Kinder Morgan, Inc.
2.810% due 10/10/2002 (a)	17,200	17,201
Niagara Mohawk Power Co.
7.250% due 10/01/2002	756	756
7.375% due 07/01/2003	11,655	12,035
Pacific Gas & Electric Co.
7.575% due 10/31/2049 (a)(b)	1,900	1,786
Sprint Capital Corp.
9.500% due 04/01/2003	500	470
5.700% due 11/15/2003	18,480	16,833
Texas Utilities Corp.
6.750% due 04/01/2003	1,665	1,700
Transocean, Inc.
6.500% due 04/15/2003	3,985	4,057
TXU Electric Co.
2.426% due 06/15/2003 (a)	19,300	19,184
Verizon Wireless, Inc.
2.220% due 12/17/2003 (a)	27,300	26,177
WorldCom, Inc.—WorldCom Group
7.375% due 01/15/2003 (b)	11,600	1,450

		237,653

Total Corporate Bonds & Notes (Cost $1,307,078)		1,296,395

U.S. GOVERNMENT AGENCIES 0.1%
Fannie Mae
5.750% due 04/15/2003	850	869
4.625% due 05/15/2003	500	510
3.300% due 10/10/2003	650	650
Federal Home Loan Bank
6.375% due 11/15/2002	600	604
5.000% due 02/14/2003	880	891
3.125% due 11/14/2003	500	508

Total U.S. Government Agencies (Cost $3,999)		4,032

U.S. TREASURY OBLIGATIONS 0.2%
Treasury Inflation Protected Securities (e)
3.375% due 01/15/2007 (c)	3,694	4,025
3.875% due 01/15/2009	1,647	1,853
U.S. Treasury Notes
5.125% due 12/31/2002	500	504

Total U.S. Treasury Obligations (Cost $6,171)		6,382

MORTGAGE-BACKED SECURITIES 20.3%
Collateralized Mortgage Obligations 13.0%
Bank of America Mortgage Securities, Inc.
6.500% due 05/25/2029	834	882
6.359% due 07/25/2032 (a)	18,990	19,489
5.819% due 10/20/2032 (a)	41,900	42,600
Bear Stearns Adjustable Rate Mortgage Trust
7.491% due 12/25/2030 (a)	195	195
6.247% due 01/25/2032 (a)	11,704	11,855
6.912% due 01/25/2032 (a)	1,136	1,166
5.439% due 10/25/2032 (a)	2,600	2,636
Chase Mortgage Finance Corp.
6.500% due 06/25/2028	256	256
6.550% due 08/25/2028	136	136
Citicorp Mortgage Securities, Inc.
5.900% due 05/25/2029	655	657
Countrywide Home Loans
6.500% due 07/25/2013	800	838
6.050% due 04/25/2029	2,326	2,413
6.500% due 08/25/2032 (a)	4,465	4,579
Credit-Based Asset Servicing & Securitization LLC
2.150% due 01/25/2032 (a)	838	838
CS First Boston Mortgage Securities Corp.
6.750% due 01/15/2008	4,507	4,548
2.163% due 08/25/2031 (a)	896	891
2.478% due 03/25/2032 (a)	939	935
2.360% due 08/25/2033 (a)	34,300	34,300
DLJ Acceptance Trust
6.359% due 10/17/2020 (a)	224	230
E-Trade Bank Mortgage-Backed Securities Trust
7.034% due 09/25/2031	861	883
Fannie Mae
6.000% due 02/25/2008	389	406
2.143% due 10/25/2017 (a)	2,325	2,345
6.250% due 05/25/2019	114	114
8.939% due 06/25/2032 (a)	4,683	5,185
Federal Housing Administration
7.350% due 04/01/2019	1,259	1,305
FFCA Secured Lending Corp.
7.850% due 10/18/2017	1,000	1,134
First Republic Mortgage Loan Trust
2.123% due 08/15/2032 (a)	33,675	33,675
Freddie Mac
7.000% due 08/15/2006	164	164
6.000% due 12/15/2009	3,500	3,555
6.000% due 09/15/2011	6,000	6,197
4.500% due 11/15/2018	22,018	22,516
5.500% due 02/15/2020	158	158
6.000% due 09/15/2022	3,500	3,537

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	119

Schedule of Investments (Cont.)
Short-Term Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

General Electric Captial Mortgage Services, Inc.
6.500% due 04/25/2024	$476	$484
Government National Mortgage Association
7.500% due 02/20/2030	1,000	1,079
Headlands Mortgage Securities, Inc.
7.250% due 11/25/2012	196	196
IMPAC CMB Trust
2.093% due 11/25/2031 (a)	3,542	3,532
Independent National Mortgage Corp.
7.250% due 11/25/2010	1,147	1,146
Mellon Residential Funding Corp.
2.310% due 10/20/2029 (a)	10,000	10,099
PNC Mortgage Securities Corp.
6.500% due 12/25/2028	2,998	3,188
7.500% due 02/25/2031	176	180
Prudential Home Mortgage Securities
6.950% due 11/25/2022	233	233
Residential Funding Mortgage Securities I, Inc.
7.500% due 12/25/2030	1,412	1,428
Resolution Trust Corp.
5.224% due 05/25/2029 (a)	309	301
Sequoia Mortgage Trust
2.200% due 10/20/2027 (a)	16,500	16,500
Small Business Administration
7.540% due 08/10/2009	1,329	1,523
Structured Asset Mortgage Investments, Inc.
2.170% due 09/19/2032 (a)	999	999
Structured Asset Securities Corp.
8.000% due 07/25/2030	1,000	1,050
6.500% due 09/25/2031 (a)	9,013	9,186
6.296% due 02/25/2032 (a)	18,311	18,663
2.100% due 07/25/2032 (a)	972	968
6.150% due 07/25/2032 (a)	19,074	19,574
TMA Mortgage Funding Trust
2.193% due 01/25/2029 (a)	3,877	3,877
Vendee Mortgage Trust
6.500% due 05/15/2025 (a)	1,300	1,424
Washington Mutual Mortgage Securities Corp.
5.243% due 10/25/2032 (a)	32,126	32,854
Washington Mutual, Inc.
6.006% due 10/19/2039 (a)	2,000	2,054
6.583% due 10/19/2039 (a)	8,031	7,859
4.598% due 01/25/2041 (a)	1,314	1,336
Wells Fargo Mortgage-Backed Securities Trust
6.125% due 07/25/2031	1,492	1,518
6.634% due 10/25/2031 (a)	10,956	11,243
6.151% due 01/25/2032	2,969	3,013

		366,125

Fannie Mae 3.1%
4.020% due 02/01/2018 (a)	65	67
4.022% due 05/01/2021-04/01/2029 (a)(d)	1,276	1,304
4.049% due 01/01/2029 (a)	97	99
4.227% due 11/01/2025 (a)	98	100
4.320% due 05/01/2036 (a)	56,544	57,862
4.490% due 05/01/2036 (a)	753	772
5.493% due 01/01/2032 (a)	9,387	9,681
5.555% due 08/01/2029 (a)	10,583	10,913
6.000% due 01/01/2004	65	66
6.500% due 12/01/2003	686	686
6.555% due 07/01/2029 (a)	2,497	2,620
7.000% due 01/01/2003-03/01/2013 (d)	2,702	2,744
8.500% due 01/01/2026	918	994

		87,908

Federal Housing Administration 0.0%
7.435% due 02/01/2019	358	368
Freddie Mac 0.3%
2.223% due 06/15/2031 (a)	6,659	6,677
Government National Mortgage Association 3.9%
4.250% due 06/20/2029-05/20/2030 (a)(d)	20,276	20,732
4.500% due 04/20/2030 (a)	9,251	9,479
5.000% due 08/20/2029-02/20/2032 (a)(d)	35,273	35,909
5.250% due 03/20/2029-03/20/2030 (a)(d)	10,478	10,726
5.375% due 02/20/2024-06/20/2027 (a)(d)	12,853	13,250
6.625% due 11/20/2026-10/20/2027 (a)(d)	7,975	8,246
6.750% due 09/20/2023-09/20/2027 (a)(d)	4,637	4,778
8.000% due 07/15/2030-05/15/2032 (d)	4,000	4,295
8.500% due 06/20/2027	1,968	2,132

		109,547

Stripped Mortgage-Backed Securities 0.0%
ABN AMRO Mortgage Corp. (IO)
6.750% due 08/25/2029	224	8
Fannie Mae (IO)
6.500% due 06/25/2017	0	0
6.500% due 10/25/2023	559	61
Freddie Mac (IO)
6.500% due 11/15/2007	1,772	103
7.000% due 06/15/2019	47	0

		172

Total Mortgage-Backed Securities (Cost $567,190)		570,797

ASSET-BACKED SECURITIES 4.9%
Advanta Revolving Home Equity Loan Trust
2.183% due 01/25/2024 (a)	93	93
American Residential Eagle Trust
2.153% due 07/25/2029 (a)	478	478
Bayview Financial Acquisition Trust
2.193% due 02/25/2030 (a)	1,044	1,043
Bear Stearns Asset Backed Securities, Inc.
2.003% due 06/15/2016 (a)	13,138	13,147
2.170% due 10/25/2032 (a)	15,023	15,011
Brazos Student Loan Finance Co.
2.620% due 06/01/2023 (a)	18,442	18,485
Capital Asset Research Funding LP
6.400% due 12/15/2004	962	982
5.905% due 12/15/2005	215	215
Conseco Finance
7.350% due 10/15/2030 (b)	1,169	1,259
Countrywide Home Equity Loan Trust
2.063% due 08/15/2025 (a)	531	527
CS First Boston Mortgage Securities Corp.
2.083% due 12/15/2030 (a)	4,252	4,248
2.150% due 02/25/2032 (a)	9,566	9,559
Delta Funding Home Equity Loan Trust
2.233% due 09/15/2029 (a)	723	723
First Franklin Mortgage Loan Trust Asset-Backed Certificates
2.160% due 09/25/2032 (a)	26,300	26,321
GMAC Mortgage Corp. Loan Trust
2.127% due 06/18/2027 (a)	888	885
Green Tree Home Improvement Loan Trust
1.993% due 08/15/2029 (a)	1,274	1,271
Irwin Whole Loan Home Equity Trust
2.080% due 07/25/2032 (a)	5,574	5,574
MLCC Mortgage Investors, Inc.
2.203% due 03/15/2025 (a)	2,702	2,699
New York City Tax Lien
5.590% due 09/10/2014	2,841	2,879
North Carolina State Education Authority
2.057% due 06/01/2009 (a)	5,366	5,377
Onyx Acceptance Auto Trust
7.160% due 09/15/2004	9,970	10,079
Premier Auto Trust
6.430% due 03/08/2004	466	473
Salomon Brothers Mortgage Securities VII
2.163% due 07/25/2029 (a)	221	218
2.243% due 11/15/2029 (a)	352	352
2.403% due 12/15/2029 (a)	2,000	1,999
2.176% due 12/25/2029 (a)	3,695	3,686
Saxon Asset Securities Trust
6.170% due 08/25/2021	91	91
Structured Product Asset Trust
3.160% due 06/20/2004 (a)	5,400	5,373

120	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

SVO Timeshare Mortgage Corporation
5.470% due 12/20/2006	$1,042	$1,088
UAF Auto Grantor Trust
6.100% due 06/15/2004	140	140
WFS Financial Owner Trust
5.700% due 11/20/2003	1,359	1,367
6.420% due 07/20/2004	214	217
7.750% due 11/20/2004	3,452	3,505

Total Asset-Backed Securities (Cost $139,101)		139,364

SOVEREIGN ISSUES 0.9%
Republic of Brazil
3.062% due 04/15/2006 (a)	34,656	22,831
11.500% due 03/12/2008	2,600	1,359

Total Sovereign Issues (Cost $33,036)		24,190

PURCHASED PUT OPTIONS 0.0%
Eurodollar December Futures (CME)
Strike @ 96.000 Exp. 12/16/2002	790,000	10

Total Purchased Put Options (Cost $12)		10

SHORT-TERM INSTRUMENTS 29.2%
Commercial Paper 27.3%
Abbey National North America
1.750% due 12/10/2002	20,000	19,932
AT&T Corp.
3.605% due 04/18/2003	67,000	63,053
CDC
1.750% due 11/04/2002	85,000	84,859
Fannie Mae
1.860% due 10/01/2002	5,000	5,000
1.715% due 10/30/2002	21,000	20,971
Federal Home Loan Bank
1.658% due 10/23/2002	100,000	99,899
1.680% due 10/28/2002	9,000	8,989
HBOS Treasury Services PLC
1.730% due 11/20/2002	120,000	119,712
National Australia Funding, Inc.
1.750% due 10/03/2002	15,200	15,198
Pfizer, Inc.
1.730% due 10/21/2002	15,000	14,986
1.720% due 10/22/2002	50,000	49,950
1.730% due 10/28/2002	15,000	14,981
TotalFinaElf SA
1.970% due 10/31/2002	125,000	125,000
UBS Finance, Inc.
1.970% due 12/18/2002	125,000	125,000

		767,530

Repurchase Agreement 0.5%
State Street Bank
1.550% due 10/01/2002 (Dated 09/30/2002. Collateralized by Fannie Mae 5.000% due 02/03/2003 valued at $15,139. Repurchase proceeds are $14,839.)	14,838	14,838

U.S. Treasury Bills 1.4%
1.613% due 11/14/2002-11/29/2002 (c)(d)	39,245	39,148

Total Short-Term Instruments (Cost $825,222)		821,516

Total Investments 101.7% (Cost $2,881,809)		$2,862,686

Written Options (f) (0.3%)		(8,797)
(Premiums $11,629)
Other Assets and Liabilities (Net) (1.4%)		(39,717)

Net Assets 100.0%		$2,814,172

Notes to Schedule of Investments (amounts in thousands):

(a) Variable rate security. The rate listed is as of September 30, 2002.

(b) Security is in default.

(c) Securities with an aggregate market value of $18,579 have been segregated with the custodian to cover margin requirements for the following open futures contracts at September 30, 2002:

Type	# of Contracts	Unrealized Appreciation

United Kingdom 90 Day LIBOR Futures (12/2002)	60	$205
Euribor Options March Futures (03/2003)	7,967	1,837
Euribor Options March Futures (03/2003)	11,988	0
Euribor Options March Futures (03/2003)	2,800	0
Euribor Options December Futures (12/2003)	6,790	1,026
U.S. Treasury 10 Year Note (12/2002)	230	850
Eurodollar December Futures (12/2002)	144	826
Eurodollar June Futures (06/2003)	211	1,335

		$6,079

(d) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(e) Principal amount of security is adjusted for inflation.

(f) Premiums received on written options:

Type	# of Contracts	Premium	Value

Put—OTC 3 Month LIBOR Interest Rate Swap
Strike @ 7.000 Exp. 01/07/2005	55,570,000	$1,225	$948
Call—OTC Broken Hill Proprietary Ltd.
6.420% due 03/01/2026
Strike @ 100.000 Exp. 03/01/2003	27,850,000	0	1,204
Call—OTC Norfolk Southern Corp.
7.050% due 05/01/2037
Strike @ 100.000 Exp. 05/01/2004	20,975,000	0	1,143
Call—OTC 3 Month LIBOR Interest Rate Swap
Strike @ 5.000 Exp. 01/07/2005	55,570,000	1,089	2,839
Put—CME Eurodollar March Futures
Strike @ 96.750 Exp. 03/17/2003	2,580	2,551	48
Call—CME Eurodollar June Futures
Strike @ 98.750 Exp. 06/16/2003	4,157	1,336	2,130
Put—CME Eurodollar June Futures
Strike @ 96.750 Exp. 06/16/2003	5,000	4,969	469
Put—CME Eurodollar December Futures
Strike @ 96.500 Exp. 12/16/2002	2,610	459	16

		$11,629	$8,797

(g) Short sales open at September 30, 2002 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

U.S. Treasury Note	5.500	05/15/2009	$26,500	$30,260	$29,426

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	121

Schedule of Investments (Cont.)
Short-Term Fund
September 30, 2002 (Unaudited)

(h) Foreign forward currency contracts outstanding at September 30, 2002:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized (Depreciation)

Sell	BP	368	10/2002	$(10)
Sell	EC	1,014	11/2002	(1)

				$(11)

(i) Swap agreements outstanding at September 30, 2002:

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)

Received a fixed amount equal to $73 and pay floating rate based on 3-month EC-LIBOR with 3.250% interest rate cap.
Broker: Salomon Brothers, Inc. Exp. 06/19/2003	EC 20,000	$40
Receive floating rate based on 3-month LIBOR plus 0.470% and pay a fixed rate equal to 7.750%.
Broker: Morgan Stanley Exp. 06/15/2005	$5,000	(617)
Receive floating rate based on 3-month LIBOR plus 0.700% and pay a fixed rate equal to 6.420%.
Broker: Morgan Stanley Exp. 03/01/2003	27,850	(469)
Receive floating rate based on 3-month LIBOR plus 1.150% and pay a fixed rate equal to 7.050%.
Broker: Morgan Stanley Exp. 05/01/2004	20,975	(1,299)
Receive floating rate based on 3-month LIBOR plus 1.150% and pay a fixed rate equal to 6.000%.
Broker: Goldman Sachs Exp. 12/18/2004	233,600	(8,019)
Receive a fixed rate equal to 0.430% and the Fund will pay to the counterparty at par in the event of default of Time Warner, Inc. 7.750% due 06/15/2005.
Broker: Lehman Brothers, Inc. Exp. 07/11/2003	5,000	(206)
Receive a fixed rate equal to 0.230% and the Fund will pay to the counterparty at par in the event of default of Associates Corp. 6.000% due 04/15/2003.
Broker: UBS—Warburg Exp. 01/14/2003	4,000	(2)
Receive a fixed rate equal to 0.460% and the Fund will pay to the counterparty at par in the event of default of Vodafone Group PLC 7.750% due 02/15/2010.
Broker: Lehman Brothers, Inc. Exp. 09/10/2003	13,300	(116)
Receive a fixed rate equal to 2.700% and the Fund will pay to the counterparty at par in the event of default of El Paso Corp. 7.000% due 05/15/2011.
Broker: Credit Suisse First Boston Exp. 04/30/2005	5,000	(715)
Receive a fixed rate equal to 1.150% and the Fund will pay to the counterparty at par in the event of default of United Mexican State 9.750% due 04/06/2006.
Broker: J.P. Morgan Chase & Co. Exp. 12/14/2002	5,000	9
Receive a fixed rate equal to 1.100% and the Fund will pay to the counterparty at par in the event of default of Republic of South Africa 9.125% due 05/19/2009.
Broker: J.P. Morgan Chase & Co. Exp. 07/28/2003	9,600	(3)
Receive a fixed rate equal to 1.500% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 8.875% due 09/30/2027.
Broker: Credit Suisse First Boston Exp. 03/08/2003	8,300	4
Receive a fixed rate equal to 1.450% and the Fund will pay to the counterparty at par in the event of default of Republic of Bulgaria 2.688% due 07/28/2011.
Broker: Goldman Sachs Exp. 04/15/2004	19,300	(207)
Pay a Fixed rate equal to 0.880% and the Fund will receive from to the counterparty at par in the event of default of Republic of Bulgaria 2.688% due 07/28/2011.
Broker: Goldman Sachs Exp. 04/15/2003	19,300	61
Receive a fixed rate equal to 1.300% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 9.625% due 07/28/2011.
Broker: Goldman Sachs Exp. 04/15/2003	9,050	5
Receive a fixed rate equal to 0.950% and the Fund will pay to the counterparty at par in the event of default of Republic of South Africa 9.125% due 05/19/2009.
Broker: Goldman Sachs Exp. 04/15/2003	6,250	(2)
Receive a fixed rate equal to 1.500% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 9.625% due 02/28/2011.
Broker: Credit Suisse First Boston Exp. 03/08/2003	2,400	(12)
Receive a fixed rate equal to 0.410% and the Fund will pay to the counterparty at par in the event of default of General Electric Capital Corp. 5.875% due 02/15/2012.
Broker: Goldman Sachs Exp. 06/07/2004	21,100	12

122	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

Receive a fixed rate equal to 0.400% and the Fund will pay to the counterparty at par in the event of default of General Electric Capital Corp. 5.875% due 02/15/2012.
Broker: Goldman Sachs Exp. 06/07/2004	$17,000	$(70)
Receive a fixed rate equal to 0.400% and the Fund will pay to the counterparty at par in the event of default of General Electric Capital Corp. 5.875%due 02/15/2012.
Broker: ABN AMRO Bank N.V. Exp. 07/11/2003	16,150	2
Receive floating rate based on 3-month LIBOR and Pay a fixed rate equal to 6.000%
Broker: Morgan Stanley Exp. 12/18/2007	7,900	(671)

		$(12,275)

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	123

Schedule of Investments
Money Market Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 5.0%
Banking & Finance 3.7%
Associates Corp. of North America
6.375% due 10/15/2002	$200	$200
Bank of America Corp.
10.000% due 02/01/2003	200	205
Bank One North America
7.375% due 12/01/2002	40	40
Bear Stearns Cos., Inc.
2.148% due 03/28/2003 (a)	5,000	5,007
General Electric Capital Corp.
6.520% due 10/08/2002	865	866
5.930% due 01/17/2003	5,000	5,052
7.000% due 02/03/2003	2,325	2,360
8.700% due 02/15/2003	250	256
Heller Financial, Inc.
6.400% due 01/15/2003	566	573
Merrill Lynch & Co., Inc.
6.000% due 02/12/2003	100	101
Morgan Stanley, Dean Witter, Discover & Co.
6.875% due 03/01/2003	125	127
Paine Webber Group, Inc.
7.020% due 02/14/2003	100	102
Wells Fargo Financial, Inc.
6.250% due 11/01/2002	100	100

		14,989

Industrials 0.0%
E.I. du Pont de Nemours & Co.
6.750% due 10/15/2002	60	60

Utilities 1.3%
Southwestern Bell Telephone Co.
6.250% due 10/15/2002	5,000	5,007

Total Corporate Bonds & Notes (Cost $20,056)		20,056

U.S. GOVERNMENT AGENCIES 0.4%
Fannie Mae
4.020% due 10/04/2004	1,500	1,501

Total U.S. Government Agencies (Cost $1,501)		1,501

SHORT-TERM INSTRUMENTS 94.0%
Commercial Paper 93.5%
Abbey National North America
1.750% due 12/12/2002	8,000	7,972
Electricite De France
1.740% due 10/31/2002	3,000	2,996
Fannie Mae
1.860% due 10/01/2002	79,800	79,800
1.690% due 10/23/2002	21,500	21,478
1.715% due 10/30/2002	5,000	4,993
1.720% due 11/06/2002	16,000	15,973
1.710% due 11/20/2002	13,400	13,368
Federal Home Loan Bank
1.658% due 10/23/2002	13,000	12,987
1.680% due 10/28/2002	21,500	21,473
Freddie Mac
1.860% due 10/01/2002	63,000	63,000
1.650% due 10/24/2002	13,000	12,986
1.710% due 10/31/2002	1,000	999
GlaxoSmithKline PLC
1.680% due 11/13/2002	17,700	17,665
HBOS Treasury Services PLC
1.700% due 10/07/2002	1,000	1,000
1.730% due 10/15/2002	4,000	3,997
1.700% due 11/14/2002	6,000	5,988
Pfizer, Inc.
1.730% due 10/28/2002	12,000	11,984
Shell Finance
1.750% due 12/10/2002	15,000	14,949
Svenska Handelsbank
1.730% due 10/30/2002	17,000	16,976
Swedbank Forenings PLC
1.760% due 11/12/2002	10,000	9,979
TotalFinaElf SA
1.740% due 10/31/2002	14,200	14,179
UBS Finance, Inc.
1.750% due 12/18/2002	16,000	15,939
Westpac Trust Securities NZ Ltd.
1.710% due 12/05/2002	6,000	5,981

		376,662

Repurchase Agreement 0.5%
State Street Bank
1.550% due 10/01/2002 (Dated 09/30/2002. Collateralized by Federal Farm Credit Bank 3.125% due 10/01/2003 valued at $2,043. Repurchase proceeds are $2,000.)	2,000	2,000

Total Short-Term Instruments (Cost $378,662)		378,662

Total Investments 99.4% (Cost $400,219)		$400,219
Other Assets and Liabilities (Net) 0.6%		2,521

Net Assets 100.0%		$402,740

Notes to Schedule of Investments (amounts in thousands):

(a) Variable rate security. The rate listed is as of September 30, 2002.

124	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

Schedule of Investments
Long-Term U.S. Government Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 6.8%
Banking & Finance 4.6%
Bankunited FSB
5.400% due 02/02/2004	$2,000	$2,078
CIT Group, Inc.
1.880% due 08/14/2003 (a)	700	695
Ford Motor Credit Co.
2.076% due 06/02/2003 (a)	1,900	1,860
2.070% due 04/26/2004 (a)	6,000	5,666
General Electric Capital Corp.
6.750% due 03/15/2032	8,700	9,362
General Motors Acceptance Corp.
2.580% due 01/20/2004 (a)	6,000	5,892
Merrill Lynch & Co., Inc.
2.110% due 03/08/2004 (a)	600	601
Morgan Stanley
1.930% due 09/19/2003 (a)	1,600	1,601
National Rural Utilities Cooperative Finance Corp.
1.990% due 07/17/2003 (a)	5,000	4,979
2.820% due 04/26/2004 (a)	3,000	3,009
Postal Square LP
6.500% due 06/15/2022	1,819	2,077
Verizon Global Funding Corp.
7.750% due 12/01/2030	2,800	2,805

		40,625

Industrials 1.7%
Caterpillar, Inc.
7.300% due 05/01/2031	1,620	1,969
Continental Airlines, Inc.
6.320% due 11/01/2008	2,120	2,058
DaimlerChrysler North America Holding Corp.
7.750% due 05/27/2003	5,000	5,152
2.053% due 08/16/2004 (a)	3,000	2,958
Ford Motor Co.
7.450% due 07/16/2031	2,800	2,310

		14,447

Utilities 0.5%
BellSouth Corp.
6.875% due 10/15/2031	3,700	4,016

Total Corporate Bonds & Notes (Cost $57,851)		59,088

U.S. GOVERNMENT AGENCIES 8.1%
Fannie Mae
5.650% due 03/21/2006	500	509
6.320% due 03/03/2008	6,500	6,606
5.500% due 03/20/2009	3,630	3,681
7.125% due 01/15/2030	580	721
Federal Home Loan Bank
3.000% due 06/28/2004	5,000	5,059
5.560% due 10/30/2006	500	501
Freddie Mac
3.550% due 03/25/2004	4,000	4,033
5.125% due 07/15/2012	17,400	18,496
4.000% due 02/13/2017	4,800	4,981
6.750% due 03/15/2031	6,300	7,608
Resolution Funding Corp.
0.000% due 01/15/2030	5,000	1,170
Tennessee Valley Authority
7.140% due 05/23/2012	4,000	4,879
7.125% due 05/01/2030	10,000	12,520

Total U.S. Government Agencies (Cost $66,939)		70,764

U.S. TREASURY OBLIGATIONS 14.9%
Treasury Inflation Protected Securities (e)
3.875% due 04/15/2029	30,126	37,074
U.S. Treasury Bonds
10.625% due 08/15/2015	21,500	35,296
6.250% due 08/15/2023	35,900	42,822
5.250% due 11/15/2028	14,100	14,989

Total U.S. Treasury Obligations (Cost $123,691)		130,181

MORTGAGE-BACKED SECURITIES 26.3%
Collateralized Mortgage Obligations 18.3%
Bank of America Mortgage Securities, Inc.
5.819% due 10/20/2032 (a)	15,500	15,759
Bear Stearns Adjustable Rate Mortgage Trust
6.167% due 12/25/2031 (a)	2,683	2,753
6.264% due 01/25/2032 (a)	2,987	3,026
Bear Stearns Mortgage Securities, Inc.
7.100% due 06/25/2024	385	384
5.457% due 06/25/2030 (a)	456	454
California Federal Bank
5.209% due 08/25/2030 (a)	248	252
Chase Mortgage Finance Corp.
6.500% due 06/25/2028	222	222
6.750% due 08/25/2028	1,850	1,921
Chemical Mortgage Securities, Inc.
7.250% due 01/25/2026	1,148	1,146
Countrywide Funding Corp.
6.500% due 01/25/2009	53	53
Countrywide Home Loans
5.986% due 03/19/2032 (a)	882	905
CS First Boston Mortgage Securities Corp.
7.500% due 02/25/2031	232	239
Fannie Mae
6.250% due 12/25/2013	77	81
2.410% due 10/25/2017 (a)	1,521	1,535
6.950% due 07/25/2020	548	590
7.000% due 04/25/2022	1,011	1,109
7.000% due 06/25/2022	487	528
7.000% due 10/25/2022	1,884	2,065
7.800% due 10/25/2022	222	241
6.900% due 05/25/2023	755	848
7.000% due 05/25/2023	1,537	1,692
7.000% due 06/25/2023	648	723
7.000% due 07/25/2023	64	72
6.000% due 08/25/2023	159	172
6.500% due 08/25/2023	924	1,005
4.500% due 10/25/2023	305	251
6.500% due 11/25/2023	2,000	2,105
6.500% due 12/25/2023	123	131
6.500% due 12/25/2023	3,932	3,973
6.500% due 12/25/2023	328	354
6.500% due 01/25/2024	828	840
6.500% due 01/25/2024	239	263
6.500% due 02/25/2024	349	352
6.000% due 05/17/2027	2,500	2,656
7.000% due 05/18/2027	1,840	2,015
6.750% due 06/25/2032	4,045	4,442
Federal Agricultural Mortgage Corp.
7.238% due 07/25/2011	3,256	3,660
First Boston Mortgage Securities Corp.
7.300% due 07/25/2023	1,728	1,726
Freddie Mac
9.500% due 01/15/2005	4	5
8.000% due 02/15/2015	499	522
4.250% due 12/15/2021	66	66
7.000% due 07/15/2022	778	822
7.000% due 05/15/2023	311	346
7.000% due 08/15/2023	386	417
6.250% due 09/15/2023	5,000	5,533
7.000% due 09/15/2023	937	1,038
7.410% due 10/25/2023	597	627
6.000% due 11/15/2023	1,103	1,154
6.500% due 11/15/2023	172	183
6.500% due 11/15/2023	310	338

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	125

Schedule of Investments (Cont.)
Long-Term U.S. Government Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

6.500% due 11/15/2023	$635	$660
6.500% due 11/25/2023	688	734
6.250% due 12/15/2023	580	616
6.500% due 12/15/2023	1,196	1,276
7.000% due 01/15/2024	115	128
6.500% due 02/15/2024	223	247
6.500% due 03/15/2024	1,182	1,253
6.500% due 03/15/2024	290	299
6.500% due 11/15/2027	1,350	1,335
6.000% due 12/15/2028	2,491	2,512
6.500% due 03/15/2029	300	301
6.000% due 05/15/2029	122	119
6.500% due 06/15/2031	7,011	7,176
6.000% due 12/15/2031	2,092	2,131
6.000% due 08/15/2032	14,070	13,665
1.000% due 09/15/2032	5,000	4,536
6.000% due 09/15/2032	7,000	6,864
General Electric Capital Mortgage Services, Inc.
9.000% due 10/25/2023	33	34
6.500% due 11/25/2023	3,000	3,108
6.500% due 03/25/2024	600	607
6.650% due 05/25/2028	2,188	2,205
German American Capital Corp.
7.000% due 08/12/2010	3,000	3,368
Government National Mortgage Association
7.000% due 03/16/2029	319	344
6.000% due 05/20/2029	4,737	4,783
Merrill Lynch Mortgage Investors, Inc.
6.050% due 10/15/2008	1,165	1,186
Norwest Asset Securities Corp.
6.750% due 07/25/2028	3,000	3,023
6.750% due 10/25/2028	954	993
PNC Mortgage Securities Corp.
7.500% due 01/25/2015	1,791	1,927
7.500% due 02/25/2027	1,184	1,186
2.290% due 12/25/2030 (a)	1,336	1,338
Prudential Home Mortgage Securities
6.950% due 09/25/2023	81	82
5.900% due 12/25/2023	32	32
6.500% due 01/25/2024	1,000	1,039
8.000% due 06/25/2024	205	210
Residential Accredit Loans, Inc.
7.000% due 02/25/2028	1,994	2,044
Residential Funding Mortgage Securities I, Inc
7.500% due 04/25/2027	1,031	1,036
7.500% due 11/25/2030	1,148	1,149
Resolution Trust Corp.
5.225% due 05/25/2029 (a)	411	401
Sequoia Mortgage Trust
2.160% due 05/20/2032 (a)	4,048	3,969
Structured Asset Mortgage Investments, Inc.
7.140% due 02/25/2030 (a)	855	890
Structured Asset Securities Corp.
6.250% due 01/25/2032 (a)	319	328
2.310% due 07/25/2032 (a)	5,860	5,881
United Mortgage Securities Corp.
5.541% due 06/25/2032 (a)	2,233	2,276
Washington Mutual, Inc.
6.500% due 10/19/2029	1,144	1,180

		160,065

Fannie Mae 1.5%
4.470% due 08/01/2026 (a)	83	85
4.590% due 08/01/2026 (a)	78	80
5.257% due 11/01/2023 (a)	1,400	1,439
5.552% due 10/01/2024 (a)	921	951
5.949% due 02/01/2028 (a)	130	135
6.070% due 10/01/2024 (a)	24	25
6.500% due 05/01/2003-07/01/2005 (a)(b)	1,573	1,596
6.622% due 12/01/2027 (a)	928	955
6.805% due 04/01/2028 (a)	1,409	1,475
7.000% due 03/01/2004-05/01/2004 (a)(b)	2,440	2,476
7.342% due 01/01/2026 (a)	327	348
7.492% due 05/01/2025 (a)	544	574
7.500% due 02/01/2004-10/01/2004 (b)	826	850
8.500% due 04/01/2028	810	881
9.000% due 08/01/2021-06/01/2027 (b)	940	1,037

		12,907

Federal Housing Administration 2.7%
6.896% due 07/01/2020	2,354	2,343
7.000% due 11/25/2019	3,238	3,165
7.400% due 12/18/2018	1,477	1,518
7.421% due 11/01/2019	60	62
7.430% due 08/01/2019-06/01/2024 (b)	16,492	16,745

		23,833

Freddie Mac 0.8%
4.276% due 12/01/2024 (a)	543	555
4.822% due 06/01/2022 (a)	31	32
5.017% due 10/01/2026 (a)	180	185
6.098% due 05/01/2022 (a)	51	53
6.347% due 01/01/2028 (a)	1,131	1,169
6.634% due 09/01/2027 (a)	1,450	1,508
6.879% due 01/01/2028 (a)	702	733
7.450% due 03/25/2022	682	694
7.468% due 02/01/2028 (a)	979	1,042
7.500% due 06/01/2004-10/01/2004 (b)	859	880
8.000% due 05/01/2004	469	473

		7,324

Government National Mortgage Association 2.6%
4.500% due 05/20/2030 (a)	7,392	7,571
5.375% due 02/20/2017-01/20/2028 (a)(b)	6,597	6,801
6.625% due 12/20/2017-11/20/2027 (a)(b)	2,573	2,661
6.750% due 09/20/2017-09/20/2026 (a)(b)	3,088	3,183
6.800% due 05/15/2040	1,977	2,252

		22,468

Stripped Mortgage-Backed Securities 0.4%
Fannie Mae (IO)
6.500% due 08/25/2020	27	0
6.500% due 09/25/2021	156	10
1014.600% due 09/25/2007	2	25
1197.967% due 08/25/2007	3	50
Fannie Mae (PO)
0.000% due 03/25/2009	2,944	2,715
Freddie Mac (IO)
6.000% due 10/15/2007	18	0
6.500% due 11/15/2003	619	21
6.500% due 10/15/2007	192	11
6.500% due 11/15/2008	431	46
7.000% due 12/15/2023	699	86
7.500% due 06/15/2007	58	1
19.100% due 02/15/2007	2	16
Norwest Asset Securities Corp. (IO)
7.250% due 02/25/2012	42	1

		2,982

Total Mortgage-Backed Securities (Cost $220,232)		229,579

ASSET-BACKED SECURITIES 7.2%
Ace Securities Corp.
2.150% due 06/25/2032 (a)	5,855	5,845
AmeriCredit Automobile Receivables Trust
3.780% due 02/12/2007	3,600	3,686
Bayview Financial Acquisition Trust
2.220% due 02/25/2030 (a)	249	249
Bear Stearns Asset-Backed Securities, Inc.
2.140% due 10/25/2032 (a)	3,704	3,701
Countrywide Asset-Backed Certificates
2.070% due 05/25/2032 (a)	1,926	1,917
CS First Boston Mortgage Securities Corp.
2.083% due 12/15/2030 (a)	1,701	1,699
Household Automotive Trust
2.750% due 05/17/2005	8,700	8,780
Household Mortgage Loan Trust
2.097% due 05/20/2032 (a)	6,483	6,480
HPSC Equipment Receivables LLC
2.120% due 11/22/2007 (a)	5,216	5,219

126	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

IMC Home Equity Loan Trust
1.990% due 03/25/2027 (a)	$125	$125
Mellon Residential Funding Corp.
1.940% due 01/25/2008 (a)	953	953
Novastar Home Equity Loan
2.090% due 01/25/2031 (a)	4,062	4,045
NPF XII, Inc.
2.240% due 10/01/2003 (a)(h)	3,000	2,993
Provident Bank Equipment Lease Trust
2.110% due 11/25/2011 (a)	1,690	1,695
Residential Funding Mortgage Securities II, Inc.
4.130% due 07/25/2011	5,000	5,088
SLM Student Loan Trust
2.402% due 01/25/2007 (a)	167	167
2.276% due 10/27/2025 (a)	1,593	1,593
WFS Financial Owner Trust
2.820% due 05/20/2005	8,700	8,780

Total Asset-Backed Securities (Cost $62,690)		63,015

PURCHASED CALL OPTIONS 0.0%
Eurodollar December Futures (CME)
Strike @ 99.250 Exp. 12/16/2002	430,000	16

Total Purchased Call Options (Cost $7)		16

PURCHASED PUT OPTIONS 0.0%
Eurodollar December Futures (CME)
Strike @ 95.750 Exp. 12/16/2002	330,000	2
U.S. Treasury Note (OTC)
6.000% due 12/31/2002
Strike @ 108.000 Exp. 11/23/2002	400,000	500

Total Purchased Put Options (Cost $645)		502

SHORT-TERM INSTRUMENTS 37.6%
Commercial Paper 33.7%
Fannie Mae
1.860% due 10/01/2002	120,000	119,999
Freddie Mac
1.860% due 10/01/2002	175,000	175,000

		294,999

Repurchase Agreement 0.7%
State Street Bank
1.550% due 10/01/2002	6,000	6,000

(Dated 09/30/2002. Collateralized by Federal Home Loan Bank 2.770% due 08/19/2004 valued at $6,124. Repurchase proceeds are $6,000.)
U.S. Treasury Bills 3.2%
1.607% due 11/14/2002-11/29/2002 (b)(d)	28,125	28,056

Total Short-Term Instruments (Cost $329,055)		329,055

Total Investments 100.9% (Cost $861,110)		$882,200
Written Options (c) (1.0%)		(8,492)
(Premiums $3,415)
Other Assets and Liabilities (Net) 0.1%		367

Net Assets 100.0%		$874,075

Notes to Schedule of Investments (amounts in thousands):

(a) Variable rate security. The rate listed is as of September 30, 2002.

(b) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(c) Premiums received on written options:

Type	# of Contracts	Premium	Value

Call-OTC 3 Month LIBOR Interest Rate Swap
Strike @ 5.250 Exp. 07/19/2004	40,000,000	$1,052	$2,666
Call-OTC 3 Month LIBOR Interest Rate Swap
Strike @ 3.500 Exp. 07/22/2003	50,000,000	277	928
Call-CME Eurodollar March Futures
Strike @ 98.000 Exp. 03/17/2003	346	143	504
Call-CME Eurodollar December Futures
Strike @ 98.500 Exp. 12/16/2002	769	267	317
Call-CBOT U.S. Treasury Note December Futures
Strike @ 110.000 Exp. 11/23/2002	170	148	1,041
Call-CBOT U.S. Treasury Note December Futures
Strike @ 109.000 Exp. 11/23/2002	172	160	1,212
Call-CBOT U.S. Treasury Note December Futures
Strike @ 116.000 Exp. 11/23/2002	422	502	686
Call-CBOT U.S. Treasury Note December Futures
Strike @ 114.000 Exp. 11/23/2002	400	661	1,125
Put-CBOT U.S. Treasury Note December Futures
Strike @ 104.000 Exp. 11/23/2002	400	205	13

		$3,415	$8,492

(d) Securities with an aggregate market value of $23,321 have been segregated with the custodian to cover margin requirements for the following open futures contracts at September 30, 2002:

Type	# of Contracts	Unrealized Appreciation/(Depreciation)

U.S. Treasury 5 Year Note (12/2002)	41	$(6)
U.S. Treasury 10 Year Note (12/2002)	2,417	4,973
U.S. Treasury 30 Year Bond (12/2002)	4,672	16,186
Eurodollar December Futures (12/2003)	375	272
Eurodollar March Futures (03/2004)	164	128

		$21,553

(e) Principal amount of security is adjusted for inflation.

(f) Short sales open at September 30, 2002 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

U.S. Treasury Notes	6.500	02/15/2010	$20,000	$24,142	$23,623

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	127

Schedule of Investments (Cont.)
Long-Term U.S. Government Fund
September 30, 2002 (Unaudited)

(g) Swap agreements outstanding at September 30, 2002:

Type	Notional Amount	Unrealized (Depreciation)

Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Broker: Goldman Sachs
Exp. 12/18/2004	$24,400	$(282)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 3.000%.
Broker: UBS—Warburg
Exp. 12/18/2004	40,000	(247)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 3.000%.
Broker: Lehman Brothers, Inc.
Exp. 12/18/2004	10,000	(81)
Receive a fixed rate equal to 0.230% and the Fund will pay to the counterparty at par in the event of default of Associates Corp. 6.000% due 04/15/2003.
Broker: UBS—Warburg
Exp. 01/14/2003	3,000	(2)

		$(612)

(h) Subsequent to September 30, 2002, the issuer declared bankruptcy.

128	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

Schedule of Investments
Investment Grade Corporate Bond Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 83.8%
Banking & Finance 17.9%
Bank One Corp.
9.875% due 03/01/2009	$180	$236
Bowater Canada Finance
7.950% due 11/15/2011	100	100
Deutsche Telekom International Finance BV
8.000% due 06/15/2010	200	220
8.750% due 06/15/2030	250	269
Dime Bancorp, Inc.
9.000% due 12/19/2002	50	51
Gemstone Investors Ltd.
7.710% due 10/31/2004	50	40
General Electric Capital Corp.
6.000% due 06/15/2012	350	378
General Motors Acceptance Corp.
7.250% due 03/02/2011	100	100
Golden State Holdings
7.000% due 08/01/2003	100	103
Goldman Sachs Group, Inc.
6.600% due 01/15/2012	100	110
Household Finance Corp.
8.000% due 07/15/2010	75	78
J.P. Morgan Chase & Co.
6.750% due 02/01/2011	200	219
Qwest Capital Funding, Inc.
7.250% due 02/15/2011	200	90

		1,994

Industrials 46.3%
Ahold Finance USA, Inc.
8.250% due 07/15/2010	100	115
Ahold Lease USA, Inc.
7.820% due 01/02/2020	100	123
Allied Waste North America, Inc.
7.375% due 01/01/2004	100	99
American Airlines, Inc.
10.180% due 01/02/2013	75	73
AOL Time Warner, Inc.
6.750% due 04/15/2011	75	69
6.875% due 05/01/2012	200	182
Archstone-Smith Trust
7.900% due 02/15/2016	100	118
BB&T Corp.
6.500% due 08/01/2011	120	137
Beckman Coulter, Inc.
6.875% due 11/15/2011	100	112
Boise Cascade Corp.
7.500% due 02/01/2008	50	52
Centex Corp.
7.500% due 01/15/2012	100	111
Cox Communications, Inc.
6.150% due 08/01/2003 (a)	100	98
7.750% due 11/01/2010	100	104
Cyprus Amax Minerals Co.
7.375% due 05/15/2007	100	106
DaimlerChrysler North America Holding Corp.
7.300% due 01/15/2012	100	111
Delta Air Lines, Inc.
6.299% due 09/18/2006	100	99
10.500% due 04/30/2016	50	42
Federated Department Stores
6.625% due 04/01/2011	85	92
Harrahs Operating Co., Inc.
7.500% due 01/15/2009	100	111
HEALTHSOUTH Corp.
8.500% due 02/01/2008	100	75
Hilton Hotel Corp.
8.250% due 02/15/2011	100	104
International Business Machines Corp.
8.375% due 11/01/2019	100	123
ITT Destinations, Inc.
6.750% due 11/15/2005	100	96
Jupiters Ltd.
8.500% due 03/01/2006	100	101
Midwest Generation LLC
8.560% due 01/02/2016	100	72
Northwest Airlines, Inc.
8.520% due 04/07/2004	50	33
Park Place Entertainment Corp.
7.950% due 08/01/2003	215	219
Public Service of Colorado
7.875% due 10/01/2012	1,500	1,504
Qwest Corp.
6.875% due 09/15/2033	100	68
RJ Reynolds Tobacco Holdings, Inc.
7.625% due 09/15/2003	100	104
Sonat, Inc.
6.750% due 10/01/2007	100	67
System Energy Resources, Inc.
7.430% due 01/15/2011	68	74
Telus Corp.
8.000% due 06/01/2011	100	77
United Air Lines, Inc.
10.125% due 03/22/2015	100	82
Waste Management, Inc.
7.375% due 08/01/2010	200	211
7.100% due 08/01/2026	40	41
7.750% due 05/15/2032	120	122
Williams Cos., Inc.
7.125% due 09/01/2011	50	31

		5,158

Utilities 19.6%
AT&T Corp.
8.000% due 11/15/2031	300	278
AT&T Wireless Services, Inc.
7.875% due 03/01/2011	100	77
CenturyTel, Inc.
7.750% due 10/15/2002	100	100
CMS Panhandle Holding Co.
6.125% due 03/15/2004	100	96
Duke Energy Corp.
6.250% due 01/15/2012	100	108
Dynegy Holdings, Inc.
6.875% due 04/01/2011	40	12
El Paso Corp.
7.800% due 08/01/2031	400	253
France Telecom SA
9.250% due 03/01/2011	200	219
10.000% due 03/01/2031	200	222
Mirant Americas Generation LLC
8.300% due 05/01/2011	100	51
Niagara Mohawk Power Co.
7.750% due 05/15/2006	100	114
Pinnacle Partners
8.830% due 08/15/2004	200	190
PSEG Energy Holdings, Inc.
8.500% due 06/15/2011	100	77
South Point Energy
8.400% due 05/30/2012	91	61
Sprint Capital Corp.
6.875% due 11/15/2028	200	115
Transcontinental Gas Pipe Line
8.875% due 07/15/2012	100	95
Verizon Wireless, Inc.
2.220% due 12/17/2003 (a)	100	96
WorldCom, Inc.
7.550% due 04/01/2004 (b)	100	12

		2,176

Total Corporate Bonds & Notes (Cost $9,712)		9,328

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	129

Schedule of Investments (Cont.)
Investment Grade Corporate Bond Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

SOVEREIGN ISSUES 2.1%
Republic of South Africa
9.125% due 05/19/2009	$100	$116
United Mexican States
9.750% due 04/06/2005	100	112

Total Sovereign Issues (Cost $210)		228

CONVERTIBLE BONDS & NOTES 1.8%
Banking & Finance 1.8%
Verizon Global Funding Corp.
4.250% due 09/15/2005	200	201

Total Convertible Bonds & Notes (Cost $201)		201

SHORT-TERM INSTRUMENTS 11.8%
Commercial Paper 10.8%
Freddie Mac
1.710% due 10/31/2002	100	100
GlaxoSmithKline PLC
1.680% due 11/13/2002	900	898
Svenska Handelsbank
1.750% due 10/30/2002	200	200

		1,198

Repurchase Agreement 0.8%
State Street Bank
1.550% due 10/01/2002 (Dated 09/30/2002. Collaterized by Fannie Mae 0.00% due 10/10/2002 valued at $90. Repurchase proceeds are $87.)	87	87

U.S. Treasury Bills 0.2%
1.590% due 11/14/2002 (c)	25	25

Total Short-Term Instruments (Cost $1,310)		1,310

Total Investments 99.5% (Cost $11,433)		$11,067

Written Options (d) (0.3%) (Premiums $25)		(38)
Other Assets and Liabilities (Net) 0.8%		99

Net Assets 100.0%		$11,128

Notes to Schedule of Investments (amounts in thousands):

(a) Variable rate security. The rate listed is as of September 30, 2002.

(b) Security is in default.

(c) Securities with an aggregate market value of $25 have been segregated with the custodian to cover margin requirements for the following open futures contracts at September 30, 2002:

Type	# of Contracts	Unrealized Appreciation/ (Depreciation)

EuroBond 10 Year Note (12/2002)	2	$3
10 Year Interest Rate Swap Future (12/2002)	1	3
Eurodollar December Futures (12/2002)	11	65
Eurodollar March Futures (03/2003)	2	(11)

		$60

(d) Premiums received on written options:

Type	# of Contracts	Premium	Value

Put—OTC 3 Month LIBOR Interest Rate Swap
Strike @ 6.000 Exp. 10/19/2004	100,000	$4	$3
Call—OTC 3 Month LIBOR Interest Rate Swap
Strike @ 6.000 Exp. 10/19/2004	100,000	4	9
Call—OTC 3 Month LIBOR Interest Rate Swap
Strike @ 5.500 Exp. 01/07/2005	300,000	7	21
Put—OTC 3 Month LIBOR Interest Rate Swap
Strike @ 7.000 Exp. 01/07/2005	300,000	10	5

		$25	$38

(e) Short sales open at September 30, 2002 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

U.S. Treasury Notes	4.375	08/15/2012	$1,600	$1,702	$1,678

(f) Swap agreements outstanding at September 30, 2002:

Type	Notional Amount		Unrealized Appreciation/ (Depreciation)

Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 5.000%.
Broker: CITIBANK N.A., London
Exp. 06/17/2012	EC	200	$(10)
Receive a fixed rate equal to 6.000% and pay floating rate based on 3-month LIBOR.
Broker: Bank of America
Exp. 12/18/2007		$100	8

			$(2)

130	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

Schedule of Investments
High Yield Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 72.2%
Banking & Finance 8.5%
Arvin Capital
9.500% due 02/01/2027	$14,500	$14,656
Beaver Valley Funding Corp.
8.625% due 06/01/2007	15,323	15,761
9.000% due 06/01/2017	9,432	9,985
Bluewater Finance Ltd.
10.250% due 02/15/2012	21,770	20,573
Case Credit Corp.
6.125% due 02/15/2003	6,479	6,389
Cedar Brakes II, LLC.
9.875% due 09/01/2013	17,757	13,052
Choctaw Resort Development Enterprise
9.250% due 04/01/2009	5,575	5,798
Credit & Repackaged Securities Ltd.
11.100% due 12/19/2004	3,000	2,997
10.250% due 10/30/2006	10,150	10,954
8.500% due 11/09/2006	3,000	3,240
8.900% due 04/01/2007	5,000	5,000
Credit Links
9.400% due 06/14/2005	15,900	16,710
Deutsche Telekom International Finance BV
8.250% due 06/15/2030	11,750	12,892
Finova Group, Inc.
7.500% due 11/15/2009 (a)	42,225	13,090
Gemstone Investors Ltd.
7.710% due 10/31/2004	32,550	26,073
Golden State Holdings
7.000% due 08/01/2003	725	746
7.125% due 08/01/2005	24,797	27,038
JET Equipment Trust
10.000% due 06/15/2012	8,680	4,259
7.630% due 08/15/2012	2,820	1,735
MDP Acquisition PLC
9.625% due 10/01/2012	11,100	11,017
Morgan Stanley, Dean Witter & Co.
1.277% due 05/01/2012	5,992	5,394
Presidential Life Insurance Corp.
7.875% due 02/15/2009	7,451	8,049
Pride Credit Linked
8.850% due 04/02/2007	5,000	5,000
Qwest Capital Funding, Inc.
7.900% due 08/15/2010	6,930	3,153
7.250% due 02/15/2011	75,150	33,817
7.750% due 02/15/2031	5,730	2,321
Reliance Group Holdings, Inc.
9.000% due 11/15/2049 (a)	3,769	188
Rotech Healthcare, Inc.
9.500% due 04/01/2012	7,050	6,645
Steers Credit Backed Trust
7.464% due 05/27/2003 (b)	12,500	12,500
Ventas Capital Corp.
8.750% due 05/01/2009	14,150	14,574

		313,606

Industrials 49.9%
Allied Waste North America, Inc.
7.375% due 01/01/2004	1,850	1,841
8.875% due 04/01/2008	7,129	6,951
8.500% due 12/01/2008	26,920	25,709
7.875% due 01/01/2009	36,145	33,796
10.000% due 08/01/2009	15,420	14,263
American Airlines, Inc.
10.610% due 03/04/2010	650	647
American Cellular Corp.
9.500% due 10/15/2009	21,975	2,967
American Media Operation, Inc.
10.250% due 05/01/2009	16,294	16,946
AmeriGas Partners LP
10.000% due 04/15/2006	8,500	8,882
10.125% due 04/15/2007	3,562	3,651
8.830% due 04/19/2010	18,815	20,195
AM-FM, Inc.
8.125% due 12/15/2007	2,100	2,163
Amphenol Corp.
9.875% due 05/15/2007	5,174	5,420
AOL Time Warner, Inc.
6.125% due 04/15/2006	26,160	24,646
Arco Chemical Co.
9.375% due 12/15/2005	9,825	9,334
10.250% due 11/01/2010	6,000	5,505
Armkel LLC
9.500% due 08/15/2009	3,015	3,196
Avecia Group PLC
11.000% due 07/01/2009	21,075	20,337
Barrett Resources Corp.
7.550% due 02/01/2007	8,407	7,901
Beverly Enterprises, Inc.
9.000% due 02/15/2006	19,870	16,691
9.625% due 04/15/2009	12,400	10,416
British Sky Broadcasting Group PLC
6.875% due 02/23/2009	4,630	4,475
8.200% due 07/15/2009	13,999	14,231
BRL Universal Equipment
8.875% due 02/15/2008	5,150	5,279
Building Materials Corp.
7.750% due 07/15/2005	1,121	960
8.000% due 10/15/2007	1,007	822
8.000% due 12/01/2008	10,351	8,345
Cadmus Communications Corp.
9.750% due 06/01/2009	6,600	6,641
Canwest Media, Inc.
10.625% due 05/15/2011	13,075	13,696
Case Corp.
6.250% due 12/01/2003	16,660	16,166
Century Aluminum Co.
11.750% due 04/15/2008	7,425	7,165
CF Cable TV, Inc.
9.125% due 07/15/2007	7,549	7,991
Charter Communications Holdings LLC
8.250% due 04/01/2007	11,845	7,344
8.625% due 04/01/2009	6,409	3,974
10.000% due 04/01/2009	19,297	12,061
10.750% due 10/01/2009	10,560	6,706
9.625% due 11/15/2009	26,775	16,467
9.920% due 04/01/2011 (c)	10,250	4,817
Chesapeake Energy Corp.
9.000% due 08/15/2012	15,600	16,107
CMS Panhandle Holding Co.
6.500% due 07/15/2009	4,450	3,847
7.000% due 07/15/2029	3,415	2,555
Coastal Corp.
7.750% due 06/15/2010	3,500	2,489
9.625% due 05/15/2012	2,550	1,877
Community Health Systems, Inc.
10.000% due 03/13/2007	3,500	3,745
Compass Minerals Group, Inc.
10.000% due 08/15/2011	4,275	4,553
Continental Airlines, Inc.
7.033% due 06/15/2011	1,970	1,502
7.461% due 04/01/2015	3,507	3,293
7.373% due 12/15/2015	10,000	7,858
Continental Cablevision
9.500% due 08/01/2013	7,900	7,668
Crown Castle International Corp.
0.000% due 11/15/2007	4,615	3,161
10.750% due 08/01/2011	21,640	14,607
CSC Holdings, Inc.
8.125% due 07/15/2009	4,790	3,952
8.125% due 08/15/2009	4,275	3,527
7.625% due 04/01/2011	39,750	31,800
7.625% due 07/15/2018	16,900	12,928
DaVita, Inc.
4.780% due 04/30/2009	829	831
4.798% due 04/30/2009	14	14

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	131

Schedule of Investments (Cont.)
High Yield Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

4.812% due 04/30/2009	$653	$654
5.075% due 04/30/2009	829	831
5.160% due 04/30/2009	653	654
Delta Air Lines, Inc.
9.450% due 02/14/2006	200	185
9.300% due 01/02/2010	1,800	1,472
Dimon, Inc.
6.250% due 03/31/2007	29,531	25,157
9.625% due 10/15/2011	2,775	2,917
Dresser, Inc.
9.375% due 04/15/2011	30,945	30,171
Dunlop Stand Aerospace Holdings
11.875% due 05/15/2009	9,575	9,766
Dynegy Danskammer & Roseton LLC
7.670% due 11/08/2016	2,500	1,252
Echostar Communications Corp.
9.250% due 02/01/2006 (b)	21,577	20,822
9.375% due 02/01/2009 (b)	23,346	22,529
Equistar Chemical/Funding
10.125% due 09/01/2008	16,695	15,025
Equistar Chemicals LP
8.750% due 02/15/2009	9,050	7,748
Extended Stay America, Inc.
9.875% due 06/15/2011	17,150	16,635
Extendicare Health Services
9.350% due 12/15/2007	10,050	9,108
Extendicare Health Services, Inc.
9.500% due 07/01/2010	1,200	1,218
Fairpoint Communications, Inc.
6.358% due 05/01/2008 (b)	2,000	1,110
9.500% due 05/01/2008	5,912	3,281
12.500% due 05/01/2010	150	91
Ferrellgas Partners LP
6.990% due 08/01/2005	7,000	7,181
7.120% due 08/01/2008	5,000	5,243
7.240% due 08/01/2010	10,000	11,026
8.750% due 06/15/2012	17,040	17,466
Fisher Scientific International
9.000% due 02/01/2008	19,764	20,406
Flag Ltd.
8.250% due 01/30/2008 (a)	19,741	592
Foamex International, Inc.
10.750% due 04/01/2009 (d)	11,865	10,738
Fort James Corp.
6.700% due 11/15/2003	15,850	15,221
Fresenius Medical Care
7.875% due 06/15/2011	18,995	15,576
Gap, Inc.
5.625% due 05/01/2003	4,605	4,583
Garden State Newspapers
8.750% due 10/01/2009	12,365	12,272
8.625% due 07/01/2011 (b)	10,876	10,686
Georgia-Pacific Corp.
8.125% due 05/15/2011	5,150	4,301
9.875% due 11/01/2021	900	731
9.625% due 03/15/2022	5,000	4,009
9.500% due 05/15/2022	12,659	9,833
9.125% due 07/01/2022	5,710	4,350
8.250% due 03/01/2023	3,100	2,191
8.125% due 06/15/2023	11,600	7,907
8.875% due 05/15/2031	3,835	2,787
Giant Industries, Inc.
11.000% due 05/15/2012	7,825	5,517
Golden Northwest Aluminum
12.000% due 12/15/2006	950	366
Gray Television, Inc.
9.250% due 12/15/2011	15,170	15,549
Greif Bros. Corp.
8.875% due 08/01/2012	11,505	11,505
H&E Equipment Services LLC
11.125% due 06/15/2012	17,320	13,769
HEALTHSOUTH Corp.
8.500% due 02/01/2008	9,480	7,157
8.375% due 10/01/2011	19,600	14,406
Hercules, Inc.
11.125% due 11/15/2007	11,625	12,729
HMH Properties, Inc.
7.875% due 08/01/2005	4,110	3,987
Hollinger International Publishing
9.250% due 02/01/2006	15,725	15,961
9.250% due 03/15/2007	7,835	7,992
Hollinger Participation Trust
12.125% due 11/15/2010 (e)	16,364	14,319
Host Marriott LP
8.375% due 02/15/2006 (b)	12,712	12,331
9.500% due 01/15/2007	19,885	19,935
9.250% due 10/01/2007	4,710	4,686
Ingles Markets, Inc.
8.875% due 12/01/2011	12,075	11,049
Insight Midwest/Insight Capital
9.750% due 10/01/2009	1,000	885
10.500% due 11/01/2010	19,586	17,529
SP Chemco, Inc.
10.250% due 07/01/2011	24,105	24,105
ISP Holdings, Inc.
10.625% due 12/15/2009	10,854	9,823
Johnsondiversey, Inc.
9.625% due 05/15/2012	9,195	9,218
Jupiters Ltd.
8.500% due 03/01/2006	12,725	12,852
Kmart Corp.
12.350% due 01/01/2008 (d)	3,435	958
Leviathan Gas Corp.
10.375% due 06/01/2009	6,548	6,712
Limestone Electron Trust
8.625% due 03/15/2003	14,925	13,295
Lyondell Chemical Co.
9.625% due 05/01/2007 (b)	10,774	9,993
9.500% due 12/15/2008	6,100	5,536
11.125% due 07/15/2012	5,600	5,404
Lyondell Petroleum
6.280% due 06/30/2006	147	147
Mail-Well Corp.
9.625% due 03/15/2012	17,535	12,187
Mandalay Resort Group
6.750% due 07/15/2003	18,232	18,414
7.625% due 07/15/2013	680	639
6.700% due 11/15/2096	3,450	3,463
Marsh Supermarkets, Inc.
8.875% due 08/01/2007	6,616	6,285
Mediacom Broadband LLC
11.000% due 07/15/2013	25,015	23,139
Midwest Generation LLC
8.300% due 07/02/2009	1,750	1,275
8.560% due 01/02/2016	7,600	5,478
Newpark Resources, Inc.
8.625% due 12/15/2007	10,645	10,006
NMHG Holding Co.
10.000% due 05/15/2009	2,382	2,418
OM Group, Inc.
9.250% due 12/15/2011	13,395	13,261
PacifiCare Health Systems, Inc.
10.750% due 06/01/2009	20,770	20,614
PanAmSat Corp.
8.500% due 02/01/2012	51,633	41,565
Park Place Entertainment Corp.
8.875% due 09/15/2008	8,855	9,320
Premcor USA, Inc.
4.687% due 11/15/2004	2,000	1,790
Pride International, Inc.
9.375% due 05/01/2007	17,446	18,318
PSS World Medical, Inc.
8.500% due 10/01/2007	17,075	16,819

132	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

Quebecor Media, Inc.
11.125% due 07/15/2011	$36,234	$29,168
Qwest Corp.
6.375% due 10/15/2002	250	250
4.370% due 05/03/2003	9,889	8,999
7.625% due 06/09/2003	7,950	7,672
7.200% due 11/01/2004	7,150	6,542
7.250% due 11/01/2008 (b)	4,170	1,647
7.500% due 11/01/2008	3,900	1,541
8.875% due 03/15/2012	21,710	18,996
6.875% due 09/15/2033	1,100	753
R.H. Donnelley, Inc.
9.125% due 06/01/2008	1,525	1,609
Racers
8.375% due 10/01/2007	19,631	15,650
Renaissance Media Group
8.375% due 04/15/2008	15,960	13,327
Riggs Capital Trust
8.625% due 12/31/2026	12,250	10,503
Rogers Cablesystems, Inc.
10.000% due 03/15/2005	4,000	4,000
10.000% due 12/01/2007	2,250	2,250
Rogers Cantel, Inc.
8.300% due 10/01/2007	4,324	3,113
8.800% due 10/01/2007 (b)	2,555	1,392
9.375% due 06/01/2008	31,599	23,225
Rural Cellular Corp.
9.625% due 05/15/2008	12,408	6,638
Safety-Kleen Corp.
9.250% due 06/01/2008 (a)	22,459	449
9.250% due 05/15/2009 (a)	11,042	442
SC International Services, Inc.
9.250% due 09/01/2007	15,230	10,356
Service Corp. International
7.200% due 06/01/2006	3,720	3,181
6.875% due 10/01/2007	12,585	10,446
Sinclair Broadcast Group, Inc.
9.000% due 07/15/2007	1,597	1,653
8.750% due 12/15/2011	10,635	11,034
Sonat, Inc.
7.625% due 07/15/2011	6,852	4,496
Station Casinos, Inc.
9.750% due 04/15/2007	3,853	4,018
Stone Container Corp.
11.500% due 08/15/2006 (d)	1,000	1,053
Telecorp PCS, Inc.
10.625% due 07/15/2010	5,061	4,479
TELUS Corp.
7.500% due 06/01/2007	21,260	17,433
Time Warner Entertainment Co. L.P.
7.975% due 08/15/2004	250	248
Time Warner Telecom, Inc.
10.125% due 02/01/2011	5,975	2,539
Time Warner, Inc.
8.110% due 08/15/2006	15,860	15,296
9.750% due 07/15/2008	6,515	2,834
9.125% due 01/15/2013	8,245	8,144
Tritel PCS, Inc.
12.750% due 05/15/2009 (c)	13,399	9,982
10.375% due 01/15/2011	23,036	20,157
Turner Broadcasting System, Inc.
7.400% due 02/01/2004	4,700	4,642
Tyco International Group SA
6.250% due 06/15/2003	25,169	23,915
U.S. Airways, Inc.
9.625% due 09/01/2003	18,718	10,819
9.330% due 01/01/2006	3,244	1,856
United Air Lines, Inc.
2.120% due 12/02/2002 (b)	2,560	2,310
6.201% due 09/01/2008	2,300	1,904
9.410% due 06/15/2010	1,195	574
7.730% due 07/01/2010	27,485	23,021
7.186% due 04/01/2011	3,779	3,166
6.602% due 09/01/2013	6,300	5,088
7.783% due 01/01/2014	846	709
8.360% due 01/20/2019	1,935	1,716
Vintage Petroleum, Inc.
9.000% due 12/15/2005	7,403	7,588
8.625% due 02/01/2009 (b)	5,200	5,122
7.875% due 05/15/2011	7,250	6,924
8.250% due 05/01/2012	25,800	26,445
VoiceStream Wireless Corp.
10.375% due 11/15/2009	7,394	7,615
Williams Communications Group, Inc.
10.700% due 10/01/2007 (a)	3,493	367
10.875% due 10/01/2009 (a)	2,292	241
Williams Cos., Inc.
9.250% due 03/15/2004	57,945	44,328
7.625% due 07/15/2019	4,910	2,725
7.875% due 09/01/2021	25,075	14,167
7.500% due 01/15/2031	7,725	4,210
7.750% due 06/15/2031	9,740	5,308
8.750% due 03/15/2032	2,000	1,170
Young Broadcasting, Inc.
9.000% due 01/15/2006	12,786	11,955
8.750% due 06/15/2007	4,320	3,910
8.500% due 12/15/2008	2,950	2,972
10.000% due 03/01/2011	9,018	8,161

		1,853,785

Utilities 13.8%
AES Corp.
8.750% due 12/15/2002	3,000	2,775
9.500% due 06/01/2009	15,694	8,239
9.375% due 09/15/2010	10,545	5,536
8.875% due 02/15/2011	2,425	1,249
AT&T Canada, Inc.
0.000% due 06/15/2008 (a)(c)	22,094	2,541
10.625% due 11/01/2008 (b)	4,572	572
AT&T Corp.
1.000% due 11/15/2031	13,325	12,365
AT&T Wireless Services, Inc.
8.125% due 05/01/2012	16,375	12,632
Calpine Corp.
7.625% due 04/15/2006	6,225	2,708
8.750% due 07/15/2007	24,241	10,545
7.875% due 04/01/2008	9,898	4,058
8.500% due 05/01/2008	14,650	6,080
8.625% due 08/15/2010	6,010	2,434
Chesapeake Energy Corp.
8.375% due 11/01/2008	2,900	2,933
CMS Energy Corp.
8.375% due 07/01/2003	4,000	3,401
6.750% due 01/15/2004	2,755	2,260
7.000% due 01/15/2005	8,827	6,889
8.900% due 07/15/2008	8,600	6,716
7.500% due 01/15/2009	12,325	9,442
8.500% due 04/15/2011	4,175	3,199
Dynegy Holdings, Inc.
6.875% due 04/01/2011	8,990	2,652
8.750% due 02/15/2012	14,400	4,536
Edison International, Inc.
6.875% due 09/15/2004	730	639
Edison Mission Energy
10.000% due 08/15/2008	5,925	2,755
9.875% due 04/15/2011	7,225	3,287
El Paso Corp.
6.750% due 05/15/2009	3,400	2,213
7.000% due 05/15/2011	2,900	1,917
7.875% due 06/15/2012	24,550	16,724
7.800% due 08/01/2031	1,500	947
7.750% due 01/15/2032	26,150	16,777
El Paso Energy Partners
8.500% due 06/01/2011	12,900	12,320
8.500% due 06/01/2011	5,584	5,333
El Paso Natural Gas Co.
8.625% due 01/15/2022	7,000	5,981

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	133

Schedule of Investments (Cont.)
High Yield Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

France Telecom SA
7.750% due 03/01/2011	$34,590	$37,800
8.500% due 03/01/2031	15,660	17,370
Hanover Equipment Trust
8.500% due 09/01/2008	14,475	13,534
IPALCO Enterprises, Inc.
7.375% due 11/14/2008	1,300	1,177
7.625% due 11/14/2011	13,525	11,683
Niagara Mohawk Power Co.
8.500% due 07/01/2010 (c)	7,900	8,305
Pinnacle Partners
8.830% due 08/15/2004	17,460	16,590
PSEG Energy Holdings, Inc.
10.000% due 10/01/2009	14,330	11,623
8.500% due 06/15/2011	13,925	10,740
Rocky River Realty
8.810% due 04/14/2007	2,240	2,607
Rogers Communication, Inc.
9.125% due 01/15/2006	4,010	3,469
8.875% due 07/15/2007	3,335	2,718
Rural Cellular Corp.
9.750% due 01/15/2010	2,945	1,576
SESI, LLC
8.875% due 05/15/2011	16,109	16,310
South Point Energy
8.400% due 05/30/2012	29,899	20,032
Southern California Edsion Co.
4.812% due 03/01/2005	3,000	2,994
Sprint Capital Corp.
6.125% due 11/15/2008	11,300	7,509
6.375% due 05/01/2009	1,000	665
7.625% due 01/30/2011	31,700	21,442
8.375% due 03/15/2012	22,645	15,850
6.900% due 05/01/2019	12,300	7,206
6.875% due 11/15/2028	35,290	20,382
8.750% due 03/15/2032	38,500	25,830
TeleCorp PCS, Inc.
1.000% due 04/15/2009 (c)	9,444	6,941
Tesoro Petroleum Corp.
9.625% due 04/01/2012	28,070	15,860
TSI Telecommunication Services, Inc.
12.750% due 02/01/2009	11,050	9,448
US Unwired, Inc.
1.000% due 11/01/2009 (c)	7,190	395
Williams Cos., Inc.
7.375% due 11/15/2006	3,600	3,258
Wilmington Trust Co.—Tucson Electric
10.210% due 01/01/2009 (d)	500	500
10.732% due 01/01/2013 (d)	7,490	7,225
WorldCom, Inc.—WorldCom Group
7.750% due 04/01/2007 (a)	10,000	1,250
7.500% due 05/15/2011 (a)	8,000	1,000
6.950% due 08/15/2028 (a)	12,700	1,588
8.250% due 05/15/2031 (a)	43,450	5,431

		512,963

Total Corporate Bonds & Notes (Cost $3,207,267)		2,680,354

MUNICIPAL BONDS & NOTES 0.3%
California 0.3%
Los Angeles, California Community Redevelopment
Agency Revenue Bonds, Series 2002
8.250% due 09/01/2007	855	913
9.000% due 09/01/2012	725	794
9.750% due 09/01/2017	1,160	1,280
9.750% due 09/01/2022	1,375	1,503
9.750% due 09/01/2027	2,170	2,379
9.750% due 09/01/2032	3,480	3,827

Total Municipal Bonds & Notes (Cost $9,929)		10,696

MORTGAGE-BACKED SECURITIES 0.2%
Collateralized Mortgage Obligations 0.1%
Red Mountain Funding Corp.
9.150% due 11/28/2027	4,517	3,287

Stripped Mortgage-Backed Securities 0.1%
Airtrust (PO)
0.990% due 06/01/2013	10,954	3,629

Total Mortgage-Backed Securities (Cost $8,813)		6,916

ASSET-BACKED SECURITIES 1.6%
American Cellular
4.360% due 03/31/2007 (b)	4,675	3,025
Centennial Cellular
4.760% due 05/31/2007 (b)	3,341	2,306
4.820% due 05/31/2007 (b)	1,027	706
5.070% due 11/30/2007 (b)	184	126
5.050% due 01/04/2008 (b)	918	630
5.060% due 01/04/2008 (b)	918	630
5.070% due 01/04/2008 (b)	918	630
Centennial Puerto Rico
4.740% due 05/31/2007	752	517
4.820% due 05/31/2007 (b)	126	87
5.070% due 01/04/2008 (b)	1,038	713
Charter Commercial Holdings LLC
4.610% due 03/31/2008 (b)	11,949	10,486
Hercules Revolver
1.000% due 10/15/2003	59	59
Huntsman Corp.
9.571% due 06/30/2005	102	87
Insight Midwest
4.562% due 12/15/2009 (b)	9,500	9,099
Island Inland Co.
9.508% due 07/09/2003	3,000	2,992
Lyondell Petroleum
6.250% due 06/30/2006	29	28
Mission Energy
9.360% due 07/25/2006 (b)	6,500	2,356
Nextel Communications, Inc.
4.812% due 03/31/2008 (b)	9,169	7,745
Nextel Partners, Inc.
5.187% due 06/30/2008 (b)	5,000	4,310
5.437% due 12/31/2008 (b)	5,000	4,310
Rural Cellular Corp.
5.040% due 04/03/2009 (b)	3,001	2,411
5.290% due 04/03/2009 (b)	3,001	2,411
Stone Container Corp.
4.375% due 06/30/2009 (b)	5,000	4,983

Total Asset-Backed Securities (Cost $70,504)		60,647

SOVEREIGN ISSUES 4.8%
Republic of Brazil
3.062% due 04/15/2006 (b)	43,808	28,861
7.375% due 04/15/2006 (b)	38,080	25,087
11.500% due 03/12/2008	10,000	5,225
11.000% due 01/11/2012	17,100	7,738
8.000% due 04/15/2014	38,420	18,780
11.000% due 08/17/2040	10,525	4,657
Republic of Panama
8.250% due 04/22/2008	2,000	1,925
9.625% due 02/08/2011	8,000	7,940
9.375% due 07/23/2012	6,000	5,829
4.750% due 07/17/2014	3,333	2,700
1.000% due 07/17/2016 (b)	5,727	3,923
10.750% due 05/15/2020	3,250	3,274
Republic of Peru
9.125% due 02/21/2012	22,400	18,312

134	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

	Principal Amount (000s)		Value (000s)

Republic of Peru—Regs
9.125% due 02/21/2012		$6,700	$5,477
Russian Federation
8.250% due 03/31/2010		3,400	3,397
11.000% due 07/24/2018		5,000	5,445
5.000% due 03/31/2030		20,500	14,504
United Mexican States
6.250% due 12/31/2019		9,800	9,481
8.000% due 09/24/2022		7,950	7,582

Total Sovereign Issues (Cost $226,004)			180,137

FOREIGN CURRENCY-DENOMINATED ISSUES (i)(j) 1.5%
Fort James Corp.
4.750% due 06/29/2004	EC	5,700	4,805
Fresenius Medical Care
7.375% due 06/15/2011		6,000	4,401
Johnsondiversey, Inc.
9.625% due 05/15/2012		2,500	2,487
Kronos International, Inc.
8.875% due 06/30/2009		7,865	7,476
MDP Acquisition PLC
10.125% due 10/01/2012		22,600	22,335
Remy Cointreau S.A.
10.000% due 07/30/2005		4,900	5,116
Tyco International Group SA
4.375% due 11/19/2004		12,000	10,204

Total Foreign Currency-Denominated Issues (Cost $56,537)			56,824

PURCHASED PUT OPTIONS 0.0%
Eurodollar December Futures (CME)
Strike @ 92.750 Exp. 12/16/2002		$30,857,000	193

Total Purchased Put Options (Cost $327)			193

CONVERTIBLE BONDS & NOTES 4.9%
Banking & Finance 0.7%
Verizon Global Funding Corp.
4.250% due 09/15/2005		25,000	25,375

Healthcare 0.7%
HEALTHSOUTH Corp.
3.250% due 04/01/2003		5,300	4,883
Total Renal Care Holdings
7.000% due 05/15/2009		20,953	20,534

			25,417

Industrials 3.2%
Clear Channel Communications, Inc.
1.500% due 12/01/2002		1,800	1,791
Elan Finance Corp. Ltd.
0.000% due 12/14/2018		26,850	8,122
Jacor Communications, Inc.
0.000% due 02/09/2018		25,000	12,000
Mail-Well, Inc.
5.000% due 11/01/2002		18,950	18,500
Pride International, Inc.
0.000% due 04/24/2018		36,200	17,466
Roundy‘s, Inc.
8.875% due 06/15/2012		13,998	13,718
Tyco International Group SA
0.000% due 02/12/2021		62,150	45,525

			117,122

Technology 0.1%
Solectron Corp.
0.000% due 05/08/2020		9,599	5,603

Utilities 0.2%
Rogers Communication, Inc.
2.000% due 11/26/2005		10,500	7,337

Total Convertible Bonds & Notes (Cost $183,491)			180,854

PREFERRED STOCK 1.1%
	Shares
CSC Holdings, Inc.
11.125% due 04/01/2008		179,322	11,791
Fresenius Medical Care
7.780% due 02/01/2008		34,345	28,678

Total Preferred Stock (Cost $53,106)			40,469

SHORT-TERM INSTRUMENTS 12.9%
	Principal Amount (000s)
Commercial Paper 11.1%
Abbey National North America
1.760% due 12/10/2002		$3,700	3,696
Federal Home Loan Bank
1.680% due 10/28/2002		2,500	2,497
Freddie Mac
1.710% due 10/31/2002		40,000	39,943
HBOS Treasury Services PLC
1.740% due 10/23/2002		17,100	17,082
1.735% due 10/24/2002		14,475	14,459
1.735% due 10/29/2002		14,475	14,455
1.735% due 10/30/2002		14,475	14,455
1.735% due 10/31/2002		14,475	14,454
Pfizer, Inc.
1.730% due 10/21/2002		25,000	24,976
1.720% due 10/22/2002		50,000	49,950
1.720% due 10/23/2002		50,000	49,947
1.730% due 10/28/2002		25,000	24,968
Svenska Handelsbank, Inc.
1.750% due 12/18/2002		10,000	9,962
TotalFinaElf SA
1.740% due 10/31/2002		110,000	109,840
UBS Finance, Inc.
1.750% due 12/18/2002		20,000	19,958
Westpac Banking Corp.
1.755% due 10/22/2002		3,000	2,997

			413,639

Repurchase Agreements 0.8%
Lehman Brothers, Inc.
1.375% due 10/01/2002 (Dated 09/30/2002. Collaterized by XTO Energy, Inc. 7.500% due 04/15/2012 valued at $7,385. Repurchase proceeds are $7,280.)		5,740	6,038

State Street Bank
1.550% due 10/01/2002 (Dated 09/30/2002. Collateralized by Federal Home Loan Bank 2.000% due 09/19/2003 valued at $17,286. Repurchase proceeds are $16,946.)		16,945	16,945

UBS—Warburg
1.400% due 10/01/2002 (Dated 09/30/2002. Collateralized by Tembec Industries, Inc. 8.500% due 02/05/2011 valued at $4,200. Repurchase proceeds are $4,200.)		5,740	6,038

			29,021

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	135

Schedule of Investments (Cont.)
High Yield Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

U.S. Treasury Bills 1.0%
1.591% due 11/14/2002-11/29/2002 (f)	$37,890	$37,806

Total Short-Term Instruments (Cost $479,869)		480,466

Total Investments 99.5% (Cost $4,295,847)		$3,697,556
Written Options (g) (0.4%) (Premiums $16,419)		(13,517)
Other Assets and Liabilities (Net) 0.8%		30,936

Net Assets 100.0%		$3,714,975

Notes to Schedule of Investments (amounts in thousands):

(a) Security is in default.

(b) Variable rate security. The rate listed is as of September 30, 2002.

(c) Security becomes interest bearing at a future date.

(d) Restricted security.

(e) Payment in-kind bond security.

(f) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(g) Premiums received on written options:

Type	# of Contracts	Premium	Value

Put-OTC 3 Month LIBOR Interest Rate Swap
Strike @ 7.000 Exp. 01/07/2005	117,800,000	$2,462	$2,009
Call-OTC 3 Month LIBOR Interest Rate Swap
Strike @ 5.500 Exp. 01/07/2005	76,500,000	1,581	5,297
Call-OTC 3 Month LIBOR Interest Rate Swap
Strike @ 5.000 Exp. 01/07/2005	117,800,000	2,780	6,018
Put-CME Eurodollar December Futures
Strike @ 96.500 Exp. 12/16/2002	30,857	9,596	193

		$16,419	$13,517

(h) Foreign forward currency contracts outstanding at September 30, 2002:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized (Depreciation)

Sell	EC	62,598	11/2002	$(448)

(i) Principal amount denoted in indicated currency:

EC—Euro

(j) Short sales open at September 30, 2002 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

Republic of Venezuela	2.875	12/18/2007	$98,343	$74,249	$76,833
Tembec Industries, Inc.	8.500	02/01/2011	4,200	4,200	4,253
XTO Energy, Inc.	7.500	04/15/2012	7,000	7,385	7,185

				$85,834	$88,271

(k) Swap agreements outstanding at September 30, 2002:

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 7.000% and the Fund will pay to the counterparty at par in the event of default of Williams Cos., Inc. 7.125% due 09/01/2011.
Broker: Goldman Sachs
Exp. 12/01/2002	$7,000	$1
Receive a fixed rate equal to 6.000% and the Fund will pay to the counterparty at par in the event of default of Sprint Corp. 6.375% due 05/01/2009.
Broker: Morgan Stanley
Exp. 12/15/2002	10,000	(87)
Receive a fixed rate equal to 3.600% and the Fund will pay to the counterparty at par in the event of default of Dynegy Holdings, Inc. 8.750% due 02/15/2012.
Broker: J.P. Morgan Chase & Co.
Exp. 03/12/2007	5,000	(2,887)
Receive a fixed rate equal to 3.500% and the Fund will pay to the counterparty at par in the event of default of Dynegy Holdings, Inc. 6.875% due 04/01/2011.
Broker: Goldman Sachs
Exp. 03/12/2007	5,000	(3,345)
Receive a fixed rate equal to 1.750% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Broker: J.P. Morgan Chase & Co.
Exp. 05/24/2003	5,000	(88)
Receive a fixed rate equal to 1.200% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 2.750% due 07/17/2016.
Broker: J.P. Morgan Chase & Co.
Exp. 05/24/2003	7,000	(29)
Receive a fixed rate equal to 3.000% and the Fund will pay to the counterparty at par in the event of default of Dynegy Holdings, Inc. 6.875% due 04/01/2011.
Broker: Merrill Lynch
Exp. 05/15/2003	8,000	(3,660)
Receive a fixed rate equal to 1.500% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 4.500% due 03/07/2017.
Broker: J.P. Morgan Chase & Co.
Exp. 05/28/2003	10,000	(197)
Receive a fixed rate equal to 0.900% and the Fund will pay to the counterparty at par in the event of default of Republic of Bulgaria 2.688% due 07/28/2011.
Broker: J.P. Morgan Chase & Co.
Exp. 05/28/2003	7,000	(20)

136	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

Receive a fixed rate equal to 1.570% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Broker: Goldman Sachs Exp. 05/29/2003	$7,000	$(19)
Receive a fixed rate equal to 1.820% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 9.625% due 02/08/2011.
Broker: Goldman Sachs Exp. 11/30/2003	9,000	(81)
Receive a fixed rate equal to 2.100% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Broker: Goldman Sachs Exp. 11/30/2003	7,000	(112)
Receive a fixed rate equal to 1.770% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 9.625% due 02/08/2011.
Broker: Goldman Sachs Exp. 11/30/2003	9,000	(86)
Receive a fixed rate equal to 3.550% and the Fund will pay to the counterparty at par in the event of default of France Telecom SA 4.576% due 03/14/2003.
Broker: ABN AMRO Bank N.V. Exp. 06/03/2003	17,500	2
Receive a fixed rate equal to 7.500% and the Fund will pay to the counterparty at par in the event of default of Qwest Corp. 8.875% due 03/15/2012.
Broker: Morgan Stanley Exp. 06/05/2003	6,500	(309)
Receive a fixed rate equal to 7.250% and the Fund will pay to the counterparty at par in the event of default of Qwest Corp. 7.625% due 06/09/2003.
Broker: Merrill Lynch Exp. 06/03/2003	10,000	(1,506)
Receive a fixed rate equal to 3.700% and the Fund will pay to the counterparty at par in the event of default of Sprint Capital Corp. 8.375% due 03/15/2012.
Broker: UBS—Warburg Exp. 06/09/2003	25,000	(1,665)
Receive a fixed rate equal to 3.700% and the Fund will pay to the counterparty at par in the event of default of Sprint Capital Corp. 8.375% due 03/15/2012.
Broker: UBS—Warburg Exp. 11/15/2002	10,000	(133)
Receive a fixed rate equal to 3.450% and the Fund will pay to the counterparty at par in the event of default of France Telecom SA 5.750% due 04/25/2007.
Broker: Goldman Sachs Exp. 06/05/2003	25,000	3
Receive a fixed rate equal to 3.950% and the Fund will pay to the counterparty at par in the event of default of France Telecom SA 5.700% due 07/25/2010.
Broker: Morgan Stanley Exp. 06/14/2003	4,000	(56)
Receive a fixed rate equal to 1.250% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 9.625% due 02/08/2011.
Broker: Credit Suisse First Boston Exp. 06/14/2003	20,000	(70)
Receive a fixed rate equal to 1.300% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Broker: Credit Suisse First Boston Exp. 06/14/2003	10,000	(114)
Receive a fixed rate equal to 2.000% and the Fund will pay to the counterparty at par in the event of default of Deutsche Telekom AG 5.250% due 05/20/2008.
Broker: UBS—Warburg Exp. 06/14/2003	41,500	(209)
Receive a fixed rate equal to 4.250% and the Fund will pay to the counterparty at par in the event of default of Sprint Corp. 6.875% due 11/15/2028.
Broker: Credit Suisse First Boston Exp. 06/14/2003	2,500	(35)
Receive a fixed rate equal to 7.750% and the Fund will pay to the counterparty at par in the event of default of Williams Cos., Inc. 8.125% due 03/15/2012.
Broker: Morgan Stanley Exp. 06/14/2003	2,800	(574)
Receive a fixed rate equal to 7.500% and the Fund will pay to the counterparty at par in the event of default of CIT Group, Inc. 7.750% due 04/02/2012.
Broker: Morgan Stanley Exp. 06/19/2003	20,000	761
Receive a fixed rate equal to 5.000% and the Fund will pay to the counterparty at par in the event of default of CIT Group, Inc. 7.750% due 04/02/2012.
Broker: Credit Suisse First Boston Exp. 06/30/2003	5,000	91

		$(14,424)

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	137

Schedule of Investments
Total Return Mortgage Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

U.S. TREASURY OBLIGATIONS 4.9%
U.S. Treasury Bonds
6.250% due 08/15/2023	$8,400	$10,020

Total U.S. Treasury Obligations (Cost $9,252)		10,020

MORTGAGE-BACKED SECURITIES 131.6%
Collateralized Mortgage Obligations 22.1%
Bank of America Mortgage Securities, Inc.
5.819% due 10/20/2032 (a)	2,000	2,033
Bank Trust Mortgage
5.700% due 12/01/2023	630	632
Chase Mortgage Finance Corp.
6.550% due 08/25/2028	138	138
Countrywide Alternative Loan Trust
6.750% due 08/25/2028	24	25
Countrywide Home Loans
6.500% due 03/25/2029	100	103
CS First Boston Mortgage Securities Corp.
2.478% due 03/25/2032 (a)	939	935
2.360% due 08/25/2033 (a)	2,000	2,000
DLJ Mortgage Acceptance Corp.
7.000% due 06/25/2028	23	23
E-Trade Bank Mortgage-Backed Securities Trust
7.055% due 09/25/2031	574	588
Fannie Mae
6.900% due 08/25/2011	100	105
7.750% due 08/25/2022	74	75
2.812% due 04/25/2023 (a)	25	26
6.750% due 09/25/2023	60	62
7.000% due 09/25/2023	19	20
6.500% due 10/25/2023	217	236
6.500% due 12/25/2023	194	209
2.160% due 02/25/2025 (a)	1,000	1,002
2.220% due 04/18/2028 (a)	56	56
Fannie Mae—ZA
6.500% due 09/25/2023	195	219
Fannie Mae—ZB
6.500% due 09/25/2023	41	44
Freddie Mac
6.000% due 06/15/2008	285	299
4.500% due 03/15/2021	23	23
3.500% due 12/15/2022	10	10
6.500% due 12/15/2023	53	56
6.500% due 03/15/2024	121	129
8.000% due 06/15/2026	82	91
6.500% due 05/15/2027	73	76
General Electric Capital Mortgage Services, Inc.
6.750% due 06/25/2028 (a)	200	211
Government National Mortgage Association
2.023% due 02/16/2032 (a)	4,115	4,137
2.073% due 08/16/2032 (a)	7,751	7,730
GSR Mortgage Loan Trust
5.575% due 10/25/2031 (a)	884	905
Mellon Residential Funding Corp.
6.580% due 07/25/2029 (a)	338	339
Norwest Asset Securities Corp.
6.250% due 09/25/2028	372	384
6.250% due 01/25/2029	82	84
Prudential Home Mortgage Securities
6.750% due 09/25/2008	268	271
Salomon Brothers Mortgage Securities VII, Inc.
2.130% due 06/25/2032 (a)	934	932
Sequoia Mortgage Trust
2.200% due 10/20/2027 (a)	1,000	1,000
2.160% due 05/20/2032 (a)	964	945
2.120% due 08/20/2032 (a)	993	993
Structured Asset Mortgage Investments, Inc.
2.154% due 09/19/2032 (a)	1,498	1,498
Structured Asset Securities Corp.
2.110% due 10/25/2027 (a)	1,728	1,727
2.290% due 03/25/2031 (a)	309	311
2.100% due 02/25/2032 (a)	927	924
2.100% due 07/25/2032 (a)	972	968
2.500% due 08/25/2032 (a)	1,978	1,978
Superannuation Members Home Loans Global Fund
2.141% due 06/15/2026 (a)	180	180
Washington Mutual Mortgage Securities Corp.
6.010% due 04/25/2031 (a)	3,115	3,169
5.240% due 10/25/2032 (a)	4,941	5,053
Washington Mutual, Inc.
5.530% due 07/25/2032 (a)	1,894	1,935

		44,889

Fannie Mae 75.6%
2.780% due 07/01/2011 (a)	982	977
2.830% due 07/01/2011 (a)	2,357	2,348
2.856% due 07/01/2008 (a)	4,900	4,886
3.950% due 04/01/2007	1,691	1,691
4.453% due 10/01/2011	981	1,002
5.000% due 04/01/2026 (a)	18	19
5.234% due 11/01/2018 (a)	25	26
5.500% due 05/01/2006-11/14/2032 (b)	33,898	29,006
5.750% due 01/01/2021 (a)	123	127
5.812% due 10/01/2028 (a)	190	197
6.000% due 10/21/2017-10/15/2032 (b)	21,000	21,587
6.155% due 05/01/2032 (a)	1,901	1,966
6.500% due 10/15/2032 (a)	28,000	29,006
6.511% due 08/01/2026 (a)	96	99
6.920% due 05/01/2003	896	901
7.000% due 10/01/2029-10/15/2032 (b)	48,173	50,300
7.009% due 05/01/2023 (a)	111	115
7.500% due 10/15/2032	3,000	3,166
9.000% due 01/01/2020	106	117

		153,329

Federal Housing Administration 3.0%
7.430% due 06/01/2019-10/25/2022 (b)	5,763	6,111

Freddie Mac 3.4%
4.022% due 02/01/2018 (a)	118	120
6.000% due 10/01/2024	115	119
6.500% due 10/15/2032 (a)	5,000	5,184
6.930% due 07/01/2030 (a)	1,186	1,250
7.309% due 11/01/2028 (a)	48	51
7.378% due 08/01/2025	87	91

		6,815

Government National Mortgage Association 27.2%
5.375% due 03/20/2016-03/20/2027 (a)(b)	754	781
6.000% due 12/15/2028	5,000	5,175
6.500% due 04/15/2031-10/23/2032 (b)	33,249	34,714
6.625% due 12/20/2021-11/20/2026 (a)(b)	3,952	4,088
6.750% due 07/20/2022-08/20/2026 (b)	325	336
7.000% due 12/15/2029-10/23/2032 (b)	9,558	10,047
7.500% due 05/15/2027-08/15/2027 (b)	51	54

		55,195

Stripped Mortgage-Backed Securities 0.2%
CS First Boston Mortgage Securities Corp. (IO)
7.000% due 08/25/2004	2,638	143
Fannie Mae (IO)
6.500% due 11/25/2022	903	84
Fannie Mae (PO)
0.000% due 07/25/2022	156	136

		363

Total Mortgage-Backed Securities (Cost $264,611)		266,702

ASSET-BACKED SECURITIES 7.8%
Ace Securities Corp.
2.150% due 06/25/2032 (a)	976	974
Asset-Backed Securities Home Equity Corp.
2.243% due 03/15/2032 (a)	1,987	1,988
Bayview Financial Acquisition Trust
2.200% due 07/25/2030 (a)	107	107
CDC Mortgage Capital Trust
2.100% due 08/25/2032 (a)	1,377	1,370

138	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

Centex Home Equity Loan Trust
2.140% due 01/25/2032 (a)	$857	$855
2.070% due 04/25/2032 (a)	1,373	1,369
Chase Funding Loan Acquisition Trust
2.050% due 04/25/2031 (a)	1,162	1,154
CIT Group Home Equity Loan Trust
2.080% due 06/25/2033 (a)	1,875	1,872
Countrywide Asset-Backed Certificates
2.070% due 05/25/2032 (a)	963	959
CS First Boston Mortgage Securities Corp.
2.170% due 03/25/2032 (a)	963	959
2.000% due 06/25/2032 (a)	1,036	1,029
Home Equity Asset Trust
2.110% due 11/25/2032 (a)	975	972
Household Mortgage Loan Trust
2.097% due 05/20/2032 (a)	926	926
Irwin Home Equity Loan Trust
2.100% due 06/25/2029 (a)	943	940
MLCC Mortgage Investors, Inc.
2.203% due 03/15/2025 (a)	155	155
Option One Mortgage Loan Trust
2.140% due 04/25/2030 (a)	86	85

Total Asset-Backed Securities
(Cost $15,757)		15,714

PURCHASED CALL OPTIONS 0.1%
Eurodollar March Futures (CME)
Strike @ 95.500 Exp. 03/17/2003	36,000	269

Total Purchased Call Options
(Cost $49)		269

CONVERTIBLE BONDS & NOTES 0.0%
Industrials 0.0%
Clear Channel Communications, Inc.
1.500% due 12/01/2002	10	10

Total Convertible Bonds & Notes		10
(Cost $10)

SHORT-TERM INSTRUMENTS 30.1%
Commercial Paper 27.4%
Abbey National North America
1.760% due 12/10/2002	900	899
Danske Corp.
1.770% due 12/19/2002	500	500
Federal Home Loan Bank
1.658% due 10/23/2002	3,400	3,397
1.680% due 10/25/2002	2,500	2,497
1.680% due 10/28/2002	4,500	4,494
1.700% due 10/30/2002	1,700	1,698
1.725% due 10/30/2002	3,700	3,695
1.690% due 11/01/2002	2,067	2,064
GlaxoSmithKline PLC
1.760% due 10/18/2002	2,300	2,298
1.680% due 11/13/2002	3,500	3,493
HBOS Treasury Services PLC
1.700% due 10/07/2002	4,300	4,299
1.770% due 10/16/2002	2,500	2,498
Svenska Handelsbank, Inc.
1.760% due 11/20/2002	3,000	2,993
1.750% due 12/18/2002	800	797
UBS Finance, Inc.
1.970% due 12/18/2002	9,500	9,500
Westpac Capital Corp.
1.730% due 11/26/2002	4,500	4,488
Westpac Trust Securities NZ Ltd.
1.755% due 10/22/2002	600	599
1.750% due 12/12/2002	5,300	5,281

		55,490

Repurchase Agreement 1.9%
State Street Bank
1.550% due 10/01/2002 (Dated 0 9/30/2002 Collaterized by Fannie Mae 3.550% due 11/26/2004 valued at $3,854. Repurchase proceeds are $3,778.)	$3,778	$3,778

U.S. Treasury Bills 0.8%
1.639% due 11/14/2002-11/29/2002 (b)(c)	1,685	1,681

Total Short-Term Instruments (Cost $60,949)		60,949

Total Investments 174.5% (Cost $350,628)		$353,662
Other Assets and Liabilities (Net) (74.5%)		(150,993)

Net Assets 100.0%		$202,671

Notes to Schedule of Investments (amounts in thousands):

(a) Variable rate security. The rate listed is as of September 30, 2002.

(b) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(c) Securities with an aggregate market value of $683 have been segregated with the custodian to cover margin requirements for the following open futures contracts at September 30, 2002:

Type	# of Contracts	Unrealized (Depreciation)

Eurodollar March Futures (03/2003)	36	$(150)

(d) Short sales open at September 30, 2002 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

Fannie Mae	6.500	10/15/2032	$15,000	$15,539	$15,496
Fannie Mae	7.000	10/15/2032	35,000	36,542	36,421
Government National Mortgage Association	6.500	10/23/2032	14,000	14,591	14,599

				$66,672	$66,516

(e) Swap agreements outstanding at September 30, 2002:

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)

Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Broker: Bank of America
Exp. 12/18/2022	$9,200	$(941)
Receive floating rate based on 3-month LIBORand pay a fixed amount equal to $119.
Broker: Lehman Brothers, Inc.
Exp. 07/01/2011	3,000	10

		$(931)

Type	Fixed Spread (%)	Notional Amount	Unrealized (Depreciation)

Receive a fixed spread and pay the 5-year Swap Spread. The 5-year Swap Spread is the difference between the 5-year Swap Rate and the 5-year Treasury Rate.
Broker: Bank of America
Exp. 11/15/2002	0.571	$24,700	$(216)

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	139

Schedule of Investments
GNMA Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

U.S. GOVERNMENT AGENCIES 0.7%
Federal Farm Credit Bank
5.750% due 01/18/2011	$1,000	$1,118
Small Business Administration
7.449% due 08/01/2010	453	518

Total U.S. Government Agencies (Cost $1,451)		1,636

U.S. TREASURY OBLIGATIONS 4.8%
U.S. Treasury Bonds
6.250% due 08/15/2023	9,500	11,332

Total U.S. Treasury Obligations (Cost $10,464)		11,332

MORTGAGE-BACKED SECURITIES 109.1%
Collateralized Mortgage Obligations 26.8%
Bank of America Mortgage Securities, Inc.
5.820% due 10/20/2032 (a)	6,000	6,100
Bear Stearns Adjustable Rate Mortgage Trust
7.490% due 12/25/2030 (a)	272	274
CS First Boston Mortgage Securities Corp.
2.810% due 08/25/2031 (a)	700	700
2.478% due 03/25/2032 (a)	1,502	1,496
2.360% due 08/25/2033 (a)	2,000	2,000
Fannie Mae
6.000% due 11/18/2017	18	18
6.500% due 09/25/2023	55	55
2.160% due 02/25/2025 (a)	1,000	1,002
Freddie Mac
6.500% due 11/25/2023	142	143
General Electric Capital Mortgage Services, Inc.
6.750% due 06/25/2028	50	53
Government National Mortgage Association
7.500% due 01/16/2027	12,022	12,256
2.223% due 06/16/2027 (a)	9,608	9,626
7.300% due 09/20/2028	258	259
2.123% due 08/16/2031 (a)	635	637
2.023% due 02/16/2032 (a)	8,230	8,274
2.323% due 04/16/2032	3,986	3,997
2.073% due 08/16/2032 (a)	4,709	4,696
Salomon Brothers Mortgage Securities VII, Inc.
2.130% due 06/25/2032 (a)	934	932
Sequoia Mortgage Trust
2.160% due 05/20/2032 (a)	964	945
Structured Asset Mortgage Investments, Inc.
2.154% due 09/19/2032 (a)	1,498	1,498
Structured Asset Securities Corp.
2.110% due 10/25/2027 (a)	1,728	1,727
2.290% due 03/25/2031 (a)	309	311
2.100% due 02/25/2032 (a)	1,855	1,848
2.100% due 07/25/2032 (a)	1,458	1,452
2.470% due 08/25/2032 (a)	1,978	1,978
Washington Mutual Mortgage Securities Corp.
6.010% due 04/25/2031 (a)	1,385	1,408

		63,685

Fannie Mae 11.5%
2.865% due 07/01/2011 (a)	2,601	2,588
2.917% due 07/01/2011 (a)	6,221	6,198
5.500% due 10/21/2017-11/14/2032 (a)(b)	3,000	3,021
6.000% due 10/15/2032 (a)	7,000	7,188
6.500% due 10/15/2032 (a)	8,000	8,287
7.284% due 03/01/2018 (a)	30	31
9.000% due 07/01/2018	22	25

		27,338

Federal Housing Administration 0.2%
7.430% due 03/01/2022	48	49
8.137% due 09/01/2040	472	508

		557

Freddie Mac 2.6%
4.859% due 05/01/2019 (a)	32	33
5.105% due 06/01/2030 (a)	71	73
6.000% due 11/14/2032	4,000	4,100
7.193% due 05/01/2031	1,858	1,939

		6,145

Government National Mortgage Association 67.9%
5.375% due 05/20/2016-02/20/2026 (a)(b)	514	533
5.500% due 07/20/2029-05/20/2031 (a)(b)	4,012	4,117
6.000% due 12/15/2028-11/20/2032 (b)	36,000	37,204
6.500% due 10/20/2030-10/23/2032 (a)(b)	67,697	70,682
6.625% due 12/20/2017 (a)	53	55
6.750% due 07/20/2018-08/20/2025 (a)(b)	120	124
7.000% due 12/15/2029-10/23/2032 (b)	46,393	48,754
11.250% due 07/20/2015	112	131

		161,600

Stripped Mortgage-Backed Securities 0.1%
CS First Boston Mortgage Securities Corp. (IO)
7.000% due 08/25/2004	2,638	143
Fannie Mae (IO)
7.000% due 09/25/2021	666	9
Freddie Mac (IO)
6.225% due 07/15/2020 (a)	702	7
7.500% due 08/15/2029	639	88

		247

Total Mortgage-Backed Securities (Cost $258,385)		259,572

ASSET-BACKED SECURITIES 8.7%
Ace Securities Corp.
2.150% due 06/25/2032 (a)	976	974
Advanta Business Card Master Trust
3.270% due 04/20/2008 (a)	100	101
Asset-Backed Securities Home Equity Corp.
2.243% due 03/15/2032 (a)	1,325	1,325
Centex Home Equity Loan Trust
2.140% due 01/25/2032 (a)	857	856
2.070% due 04/25/2032 (a)	1,831	1,825
Chase Funding Loan Acquisition Trust
2.050% due 04/25/2031 (a)	1,162	1,154
CIT Group Home Equity Loan Trust
2.080% due 06/25/2033 (a)	1,875	1,872
Conseco Finance
9.290% due 12/15/2029 (c)	500	530
Countrywide Asset-Backed Certificates
2.070% due 05/25/2032 (a)	1,444	1,438
CS First Boston Mortgage Securities Corp.
2.170% due 03/25/2032 (a)	1,155	1,150
2.000% due 06/25/2032 (a)	1,722	1,712
General Electric Capital Mortgage Services, Inc.
7.200% due 04/25/2029	284	303
Home Equity Asset Trust
2.110% due 11/25/2032 (a)	975	972
Household Mortgage Loan Trust
2.120% due 05/20/2032 (a)	926	926
Indymac Home Equity Loan Asset-Backed Trust
2.883% due 12/25/2031 (a)	200	198
Irwin Home Equity Loan Trust
2.100% due 06/25/2029 (a)	943	940
NPF XII, Inc.
2.540% due 10/01/2003 (a)(g)	300	300
Saxon Asset Securities Trust
2.070% due 11/25/2033 (a)	972	972
Sequoia Mortgage Trust
2.150% due 10/25/2024 (a)	2,189	2,170
WFS Financial Owner Trust
2.060% due 10/20/2008 (a)	1,000	1,001

Total Asset-Backed Securities (Cost $20,718)		20,719

140	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

PURCHASED CALL OPTIONS 0.1%
Eurodollar March Futures (CME)
Strike @ 95.500 Exp. 03/17/2003	$42,000	$315

Total Purchased Call Options (Cost $59)		315

SHORT-TERM INSTRUMENTS 26.6%
Commercial Paper 25.3%
Abbey National North America
1.750% due 12/10/2002	3,200	3,189
BP America, Inc.
1.750% due 12/09/2002	5,500	5,481
BP Amoco Capital PLC
1.740% due 10/01/2002	2,500	2,497
Danske Corp.
1.750% due 12/19/2002	3,000	2,988
Fannie Mae
1.710% due 11/20/2002	500	499
Federal Home Loan Bank
1.658% due 10/23/2002	2,000	1,998
GlaxoSmithKline PLC
1.680% due 10/18/2002	3,500	3,493
1.760% due 11/13/2002	3,600	3,597
HBOS Treasury Services PLC
1.770% due 10/16/2002	4,600	4,597
1.780% due 10/28/2002	6,000	5,992
Svenska Handelsbank, Inc.
1.750% due 11/20/2002	8,000	7,986
TotalFinaElf SA
1.970% due 10/01/2002	1,400	1,400
1.750% due 11/20/2002	5,500	5,487
UBS Finance, Inc.
1.750% due 12/18/2002	11,000	10,958

		60,162

Repurchase Agreement 0.4%
State Street Bank
1.550% due 10/01/2002 (Dated 09/30/2002. Collateralized by Freddie Mac 3.250% due 12/15/2003 valued at $1,023. Repurchase proceeds are $1,000.)	1,000	1,000

U.S. Treasury Bills 0.9%
1.639% due 11/14/2002-11/29/2002 (b)(d)	2,030	2,026

Total Short-Term Instruments (Cost $63,188)		63,188

Total Investments 150.0% (Cost $354,265)		$356,762

Other Assets and Liabilities (Net) (50.0%)		(118,888)

Net Assets 100.0%		$237,874

Notes to Schedule of Investments (amounts in thousands):

(a) Variable rate security. The rate listed is as of September 30, 2002.

(b) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(c) Security is in default.

(d) Securities with an aggregate market value of $778 have been segregated with the custodian to cover margin requirements for the following open futures contracts at September 30, 2002:

Type	# of Contracts	Unrealized (Depreciation)

Eurodollar March Futures (03/2003)	42	$(202)

(e) Swap agreements outstanding at September 30, 2002:

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)

Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Broker: Bank of America Exp. 12/18/2022	$10,400	$(1,064)
Receive floating rate based on 3-month LIBOR and pay a fixed amount equal to $316.
Broker: Lehman Brothers, Inc. Exp. 07/01/2011	8,000	27

		$(1,037)

Type	Fixed Spread (%)	Notional Amount	Unrealized (Depreciation)

Receive a fixed spread and pay the 5-year Swap Spread. The 5-year Swap Spread is the difference between the 5-year Swap Rate and the 5-year Treasury Rate.
Broker: Bank of America Exp. 11/15/2002	0.571	$27,800	$(243)

(f) Short sales open at September 30, 2002 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

Fannie Mae	6.000	10/15/2032	$6,000	$6,161	$6,139

(g) Subsequent to September 30, 2002, the issuer declared bankruptcy.

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	141

Schedule of Investments
Real Return Fund
September 30, 2002 (unaudited)

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 8.2%
Banking & Finance 6.4%
Allstate Financial Global Funding
7.125% due 09/26/2005	$5,000	$5,598
Atlas Reinsurance PLC
4.563% due 04/04/2003 (a)	6,700	6,725
5.563% due 10/04/2004 (a)	4,400	4,433
4.387% due 01/07/2005 (a)	1,250	1,260
8.650% due 04/07/2005 (a)	8,250	8,250
Bear Stearns Cos., Inc.
2.210% due 12/01/2003 (a)	500	501
2.400% due 09/21/2004 (a)	1,000	999
Boeing Capital Corp.
5.650% due 05/15/2006	5,000	5,242
CIT Group, Inc.
2.325% due 04/07/2003 (a)	300	299
5.625% due 05/17/2004	1,000	1,024
Export-Import Bank Korea
6.500% due 11/15/2006	2,500	2,776
Finova Group, Inc.
7.500% due 11/15/2009	840	260
Ford Motor Credit Co.
2.550% due 04/17/2003 (a)	36,000	35,560
2.040% due 11/24/2003 (a)	3,000	2,910
2.236% due 01/26/2004 (a)	8,200	7,882
2.690% due 03/08/2004 (a)	1,000	957
2.070% due 04/26/2004 (a)	2,000	1,889
6.700% due 07/16/2004	300	302
3.675% due 10/25/2004 (a)	18,000	17,175
2.305% due 06/30/2005 (a)	3,100	2,804
2.295% due 07/18/2005 (a)	44,750	40,393
General Motors Acceptance Corp.
2.121% due 12/09/2002 (a)	2,000	1,997
5.875% due 01/22/2003	2,550	2,571
2.071% due 03/10/2003 (a)	2,800	2,782
2.410% due 05/16/2003 (a)	19,925	19,780
2.223% due 07/21/2003 (a)	6,500	6,422
2.250% due 08/04/2003 (a)	5,000	4,935
2.580% due 01/20/2004 (a)	2,400	2,357
2.110% due 04/05/2004 (a)	700	678
2.612% due 05/04/2004 (a)	19,600	19,122
2.457% due 05/17/2004 (a)	3,100	3,022
2.150% due 05/28/2004 (a)	2,000	1,930
2.210% due 07/21/2004 (a)	46,400	44,717
Goldman Sachs Group
2.297% due 12/01/2004 (a)	1,600	1,598
Heller Financial, Inc.
2.188% due 04/28/2003 (a)	3,000	3,005
Korea Development Bank
5.878% due 06/16/2003 (a)	500	510
Merrill Lynch & Co.
2.120% due 02/04/2003 (a)	2,000	2,001
2.140% due 08/01/2003 (a)	4,000	4,007
Merrill Lynch & Co., Inc.
2.201% due 05/21/2004 (a)	2,100	2,100
Morgan Stanley, Dean Witter & Co.
2.101% due 02/21/2003 (a)	1,500	1,501
2.006% due 03/11/2003 (a)	2,000	2,001
National Australia Bank Ltd.
2.535% due 05/19/2010 (a)	1,500	1,507
National Rural Utilities Cooperative Finance Corp.
2.010% due 07/17/2003 (a)	10,000	9,957
NeHi, Inc.
6.196% due 06/09/2003 (a)	3,000	3,046
Pemex Finance Ltd.
6.125% due 11/15/2003	167	172
Premium Asset Trust
2.105% due 11/27/2004 (a)	5,000	5,015
Protective Life Funding Trust
2.320% due 01/17/2003 (a)	1,000	1,001
Prudential Funding Corp.
6.375% due 07/23/2006	7,000	7,699
Redwood Capital I Ltd.
7.360% due 01/01/2003 (a)	17,000	16,927
Redwood Capital II Ltd.
4.860% due 01/01/2004 (a)	33,000	32,870
Residential Reinsurance Ltd.
6.887% due 06/01/2004 (a)	4,500	4,574
6.797% due 06/01/2005 (a)	15,900	15,940
Salomon, Smith Barney Holdings
2.120% due 02/18/2003 (a)	1,000	1,001
2.178% due 04/28/2003 (a)	3,000	3,003
Textron Financial Corp.
2.240% due 12/09/2002 (a)	1,000	999
Trinom Ltd.
5.895% due 12/18/2004 (a)	6,500	6,546
Wachovia Bank North America
2.010% due 02/20/2004 (a)	2,250	2,256
Wachovia Corp.
7.550% due 08/18/2005	12,500	14,088
Washington Mutual Bank
2.070% due 05/14/2004 (a)	1,700	1,704
2.220% due 05/17/2004 (a)	17,900	17,936
Western Capital
7.021% due 01/07/2003 (a)	5,000	5,000

		425,516

Industrials 1.1%
AIC Corp.
2.187% due 10/02/2002 (a)	250	250
American Airlines, Inc.
6.978% due 04/01/2011	2,992	3,103
Coastal Corp.
2.460% due 07/21/2003 (a)	9,000	8,553
Conoco, Inc.
2.596% due 10/15/2002 (a)	8,000	8,002
Cox Enterprises, Inc.
2.812% due 05/01/2033 (a)	2,000	1,981
DaimlerChrysler North America Holding Corp.
2.656% due 12/16/2002 (a)	4,193	4,198
2.230% due 08/16/2004 (a)	5,000	4,931
Delta Air Lines, Inc.
8.540% due 01/02/2007	3,541	3,137
Fred Meyer, Inc.
7.375% due 03/01/2005	2,000	2,195
Petroleos Mexicanos
9.500% due 09/15/2027	14,350	15,785
SR Wind Ltd.
6.992% due 05/18/2005 (a)	2,000	2,004
7.492% due 05/18/2005 (a)	3,500	3,567
United Air Lines, Inc.
2.301% due 12/02/2002 (a)	1,109	1,001
Walt Disney Co.
4.500% due 09/15/2004	15,000	15,227
Waste Management, Inc.
7.100% due 08/01/2026	1,500	1,522

		75,456

Utilities 0.7%
ALLETE, Inc.
2.798% due 10/20/2003 (a)	2,500	2,494
British Telecom PLC
3.181% due 12/15/2003 (a)	6,200	6,189
7.875% due 12/15/2005	10,750	12,007
Deutsche Telekom International Finance BV
7.750% due 06/15/2005	10,000	10,733
Dominion Resources, Inc.
7.600% due 07/15/2003	5,000	5,160
Entergy Gulf States, Inc.
3.097% due 06/02/2003 (a)	5,500	5,499
Hawaiian Electric Industries, Inc.
2.876% due 04/15/2003 (a)	2,000	2,003
WorldCom, Inc.
7.375% due 01/15/2003 (b)	1,000	125

		44,210

Total Corporate Bonds & Notes (Cost $545,907)		545,182

142	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

U.S. TREASURY OBLIGATIONS 97.2%
Treasury Inflation Protected Securities (e)
3.375% due 01/15/2007 (c)	$474,159	$516,611
3.625% due 01/15/2008 (d)	1,339,074	1,477,585
3.875% due 01/15/2009 (d)	9,032	10,158
4.250% due 01/15/2010 (d)	1,219,662	1,405,851
3.500% due 01/15/2011	263,861	292,556
3.375% due 01/15/2012	99,396	109,972
3.000% due 07/15/2012	69,112	74,404
3.625% due 04/15/2028	759,721	894,453
3.875% due 04/15/2029 (d)	1,299,768	1,599,529
3.375% due 04/15/2032	63,616	74,073

Total U.S. Treasury Obligations (Cost $6,023,797)		6,455,192

MORTGAGE-BACKED SECURITIES 0.1%
Collateralized Mortgage Obligations 0.1%
Bear Stearns Adjustable Rate Mortgage Trust
5.174% due 11/25/2030 (a)	2,547	2,632
Freddie Mac
6.500% due 01/25/2028	100	107
7.000% due 10/15/2030	3,000	3,204
Mellon Residential Funding Corp.
2.700% due 10/20/2029 (a)	800	808

		6,751

Fannie Mae 0.0%
6.066% due 10/01/2024 (a)	191	202

Federal Housing Administration 0.0%
7.430% due 12/01/2020	115	119

Total Mortgage-Backed Securities (Cost $6,997)		7,072

ASSET-BACKED SECURITIES 0.2%
AFC Home Equity Loan Trust
2.070% due 03/25/2027 (a)	98	98
American Residential Eagle Trust
2.190% due 07/25/2029 (a)	1,793	1,792
Asset Backed Securities Corp. Home Equity
2.210% due 06/21/2029 (a)	727	728
Conseco Finance
7.890% due 07/15/2018 (b)	1,176	1,198
8.170% due 12/15/2025 (b)	2,000	2,129
Conseco Finance Home Loan Trust
8.880% due 06/15/2024 (b)	750	799
Conseco Finance Securitizations Corp.
8.480% due 12/01/2031 (b)	3,000	3,208
EQCC Home Equity Loan Trust
2.088% due 03/20/2030 (a)	108	107
SLM Student Loan Trust
2.369% due 04/25/2006 (a)	251	252
4.373% due 01/25/2007 (a)	84	84

Total Asset-Backed Securities (Cost $10,263)		10,395

SOVEREIGN ISSUES 0.0%
United Mexican States Value Recovery Right
0.000% due 06/30/2003 (a)	718	2
0.000% due 06/30/2004 (a)	718	1
0.000% due 06/30/2005 (a)	718	0

Total Sovereign Issues (Cost $0)		3

FOREIGN CURRENCY-DENOMINATED ISSUES (h)(i) 0.8%
Caisse D’amort Dette Soc
3.800% due 07/25/2006 (e)	EC 5,244	5,422
Commonwealth of New Zealand
4.500% due 02/15/2016	N$ 34,200	18,848
Republic of France
3.000% due 07/25/2012 (e)	EC 28,034	$28,597

Total Foreign Currency-Denominated Issues (Cost $45,315)		52,867

CONVERTIBLE & BONDS NOTES 0.5%
Banking & Finance 0.4%
Verizon Global Funding Corp.
5.750% due 04/01/2003	$10,000	10,120
5.750% due 04/01/2003	3,000	3,019
4.250% due 09/15/2005	13,250	13,449

		26,588

Industrials 0.1%
Nabors Industries Ltd.
0.000% due 06/20/2020	5,000	3,256

Total Convertible Bonds & Notes (Cost $29,648)		29,844

SHORT-TERM INSTRUMENTS 3.2%
Commercial Paper 2.6%
Federal Home Loan Bank
1.680% due 10/25/2002	20,000	19,977
Freddie Mac
1.650% due 10/18/2002	7,500	7,494
1.700% due 10/31/2002 (c)	70	70
1.710% due 10/31/2002	25,000	24,964
TotalFinaElf SA
1.745% due 10/23/2002	20,000	19,979
1.770% due 10/24/2002	40,000	39,955
UBS Finance, Inc.
1.970% due 12/18/2002	64,000	64,000

		176,439

Repurchase Agreement 0.5%
State Street Bank
1.550% due 10/01/2002 (Dated 09/30/2002. Collateralized by Federal Home Loan Bank 1.970% due 10/08/2003 valued at $8,191 and 1.900% due 09/23/2003 valued at $25,501. Repurchase proceeds are $33,028.)	33,027	33,027

U.S. Treasury Bills 0.1%
1.602% due 11/14/2002-11/29/2002 (f)	4,245	4,235

Total Short-Term Instruments (Cost $213,701)		213,701

Total Investments 110.2% (Cost $6,875,628)		$7,314,256
Other Assets and Liabilities (Net) (10.2%)		(675,920)

Net Assets 100.0%		$6,638,336

Notes to Schedule of Investments (amounts in thousands):

(a) Variable rate security. The rate listed is as of September 30, 2002.

(b) Security is in default.

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	143

Schedule of Investments (Cont.)
Real Return Fund
September 30, 2002 (Unaudited)

(c) Securities with an aggregate market value of $1,282 have been segregated with the custodian to cover margin requirements for the following open futures contracts at September 30, 2002:

Type	# of Contracts	Unrealized Appreciation/ (Depreciation)

U.S. Treasury 5 Year Note (12/2002)	24	$(60)
U.S. Treasury 10 Year Note (12/2002)	345	(135)
U.S. Treasury 30 Year Bond (12/2002)	9	(31)

		$(226)

(d) Security, or portion thereof, subject to financing transaction.

(e) Principal amount of security is adjusted for inflation.

(f) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(g) Short sales open at September 30, 2002 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

U.S. Treasury Bonds	6.250	05/15/2030	$14,400	$17,574	$17,308
U.S. Treasury Notes	5.250	08/15/2003	73,100	75,527	75,341
U.S. Treasury Notes	3.875	01/15/2009	232,542	261,537	257,311
U.S. Treasury Notes	4.625	05/15/2006	8,600	9,311	9,189
U.S. Treasury Notes	4.375	05/15/2007	25,000	26,991	26,407

				$390,940	$385,556

(h) Foreign forward currency contracts outstanding at September 30, 2002:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation/ (Depreciation)

Sell	EC	24,713	11/2002	$(156)
Sell	N$	36,053	10/2002	0

				$(156)

(i) Principal amount denoted in indicated currency:

(j) Swap agreements outstanding at September 30, 2002:

EC—Euro
N$—New Zealand Dollar

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)

Receive floating rate based on 3-month LIBOR plus 0.470% and pay a fixed rate equal to 7.750%.
Broker: Morgan Stanley Exp. 06/15/2005	$10,000	$(1,233)
Receive floating rate based on 3-month LIBOR plus 0.500% and pay a fixed rate equal to 7.600%.
Broker: Lehman Brothers, Inc. Exp. 07/15/2003	5,000	(211)
Receive floating rate based on 3-month LIBOR plus 1.000% and pay a fixed rate equal to 0.000%.
Broker: Morgan Stanley Exp. 06/2 0/2003	3,042	(112)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Broker: Bank of America Exp. 06/15/2003	$15,900	$(103)
Receive a fixed rate equal to 0.410% and the Fund will pay to the counterparty at par in the event of default of Time Warner, Inc. 7.750% due 06/15/2005.
Broker: Goldman Sachs Exp. 11/10/2002	1,000	(8)
Receive a fixed rate equal to 0.200% and the Fund will pay to the counterparty at par in the event of default of Fannie Mae 5.375% due 10/15/2011.
Broker: Morgan Stanley Exp. 05/03/2005	80,000	41
Receive a fixed rate equal to 5.000% and the Fund will pay to the counterparty at par in the event of default of El Paso Corp. 7.000% due 05/15/2011.
Broker: Merrill Lynch Exp. 09/15/2003	15,000	(2,424)

		$(4,050)

Type	Fixed Spread (%)	Notional Amount	Unrealized (Depreciation)

Receive a fixed spread and pay the 5-year Swap Spread. The 5-year Swap Spread is the difference between the 5-year Swap Rate and the 5-year Treasury Rate.
Broker: Bank of America Exp. 11/15/2002	0.571	$75,000	$(656)

144	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

Schedule of Investments
Real Return II Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

U.S. TREASURY OBLIGATIONS 80.4%
Treasury Inflation Protected Securities (a)
4.250% due 01/15/2010	$5,887	$6,786
3.875% due 04/15/2029	6,573	8,089

Total U.S. Treasury Obligations (Cost $13,591)		14,875

SHORT-TERM INSTRUMENTS 18.7%
Commercial Paper 18.1%
Fannie Mae
1.715% due 10/30/2002	1,000	999
1.720% due 11/06/2002	1,200	1,198
Pfizer, Inc.
1.730% due 10/28/2002	300	300
Svenska Handelsbank, Inc.
1.750% due 12/18/2002	455	453
UBS Finance, Inc.
1.750% due 12/18/2002	400	398

		3,348

Repurchase Agreement 0.6%
State Street Bank
1.550% due 10/01/2002 (Dated 09/30/2002. Collateralized by Fannie Mae 0.000% due 10/10/2002 valued at $125. Repurchase proceeds are $118.)	118	118

Total Short-Term Instruments (Cost $3,466)		3,466

Total Investments 99.1% (Cost $17,057)		$18,341

Other Assets and Liabilities (Net) 0.9%		165

Net Assets 100.0%		$18,506

Notes to Schedule of Investments (amounts in thousands):

(a) Principal amount of security is adjusted for inflation.

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	145

Schedule of Investments
Real Return Asset Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 4.1%
Banking & Finance 2.3%
Atlas Reinsurance PLC
8.762% due 04/07/2005 (a)	$250	$250
Ford Motor Credit Co.
2.295% due 07/18/2005 (a)	500	451

		701

Industrials 1.8%
Petroleos Mexicanos
9.500% due 09/15/2027	500	550

Total Corporate Bonds & Notes (Cost $1,279)		1,251

U.S. TREASURY OBLIGATIONS 106.9%
Treasury Inflation Protected Securities (c)
3.375% due 01/15/2007	1,421	1,548
3.625% due 01/15/2008	1,672	1,845
3.000% due 07/15/2012	501	539
3.625% due 04/15/2028 (b)	17,816	20,975
3.875% due 04/15/2029 (b)	6,299	7,752

Total U.S. Treasury Obligations (Cost $29,318)		32,659

CONVERTIBLE BONDS & NOTES 0.9%
Banking & Finance 0.9%
Verizon Global Funding Corp.
4.250% due 09/15/2005	250	254

Total Convertible Bonds & Notes (Cost $252)		254

SHORT-TERM INSTRUMENTS 5.9%
Commercial Paper 4.9%
Fannie Mae
1.710% due 12/18/2002	700	698
HBOS Treasury Services PLC
1.700% due 11/20/2002	300	300
UBS Finance, Inc.
1.750% due 12/18/2002	500	498

		1,496

Repurchase Agreement 1.0%
State Street Bank
1.550% due 10/01/2002 (Dated 09/30/2002. Collateralized by Fannie Mae 0.000% due 05/02/2003 valued at $326. Repurchase proceeds are $315.)	315	315

Total Short-Term Instruments (Cost $1,810)		1,811

Total Investments 117.8% (Cost $32,659)		$35,975
Other Assets and Liabilities (Net) (17.8%)		(5,423)

Net Assets 100.0%		$30,552

Notes to Schedule of Investments (amounts in thousands):

(a) Variable rate security. The rate listed is as of September 30, 2002.

(b) Security, or a portion thereof, subject to financing transaction.

(c) Principal amount of security is adjusted for inflation.

146	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

Schedule of Investments
CommodityRealReturn Strategy Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

U.S. TREASURY OBLIGATIONS 110.2%
Treasury Inflation Protected Securities (b)
3.375% due 01/15/2007	$284	$310
3.625% due 01/15/2008	418	461
4.250% due 01/15/2010 (a)	696	802
3.375% due 01/15/2012 (a)	2,282	2,525
3.000% due 07/15/2012	501	539
3.625% due 04/15/2028	713	839

Total U.S. Treasury Obligations (Cost $5,154)		5,476

SHORT-TERM INSTRUMENTS 3.8%
Commercial Paper 2.0%
Svenska Handelsbank, Inc.
1.760% due 12/18/2002	100	100

Repurchase Agreement 1.8%
State Street Bank
1.550% due 10/01/2002 (Dated 09/30/2002. Collateralized by Fannie Mae 0.000% due 10/10/2002 valued at $95. Repurchase proceeds are $89.)	89	89

Total Short-Term Instruments (Cost $189)		189

Total Investments 114.0% (Cost $5,343)		$5,665
Other Assets and Liabilities (Net) (14.0%)		(697)

Net Assets 100.0%		$4,968

Notes to Schedule of Investments (amounts in thousands):

(a) Security, or a portion thereof, subject to financing transaction.
(b) Principal amount of security is adjusted for inflation.

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	147

Schedule of Investments
Foreign Bond Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)		Value (000s)

AUSTRALIA (h)(i) 1.1%
Commonwealth of Australia
10.000% due 10/15/2007 (a)	A$	750	$495
Crusade Global Trust
2.230% due 02/15/2030 (b)		$6,495	6,509
Homeside Mortgage Securities Trust
2.050% due 01/20/2027 (b)		1,558	1,557
Medallion Trust
2.210% due 07/12/2031 (b)		3,026	3,030
Torrens Trust
2.040% due 07/15/2031 (b)		1,499	1,500

Total Australia (Cost $13,041)			13,091

BELGIUM (h)(i) 1.7%
Kingdom of Belgium
9.000% due 03/28/2003	EC	5	5
6.750% due 11/21/2004	BF	183,200	4,819
6.250% due 03/28/2007	EC	1,400	1,526
7.500% due 07/29/2008		10,500	12,257

Total Belgium (Cost $18,463)			18,607

CANADA (h)(i) 0.3%
Commonwealth of Canada
5.250% due 09/01/2003	C$	640	412
5.500% due 06/01/2010		1,800	1,191
Newcourt Credit Group, Inc.
7.125% due 12/17/2003		$2,000	2,048

Total Canada (Cost $3,689)			3,651

CAYMAN ISLANDS (h)(i) 1.0%
International Credit Recovery-Japan
0.495% due 08/25/2005 (b)	JY	36,539	299
MBNA Master Credit Card Trust
3.637% due 05/19/2004 (b)	EC	8,100	8,005
Redwood Capital II Ltd.
4.860% due 01/01/2004 (b)		$2,500	2,490
SHL Corp. Ltd.
0.765% due 12/25/2024 (b)	JY	72,078	592

Total Cayman Islands (Cost $12,031)			11,386

DENMARK (h)(i) 0.7%
Nykredit
6.000% due 10/01/2029	DK	29,012	3,880
Unikredit Realkredit
6.000% due 07/01/2029		26,222	3,517

Total Denmark (Cost $6,121)			7,397

FRANCE (h)(i) 8.7%
Axa SA
3.750% due 01/01/2017	EC	828	727
France Telecom SA
0.466% due 06/19/2003 (b)	JY	700,000	5,580
1.022% due 07/16/2003 (b)		270,000	2,151
Republic of France
5.250% due 04/25/2008	EC	47,000	49,722
4.000% due 04/25/2009		8,250	8,161
4.000% due 10/25/2009		30,070	29,613

Total France (Cost $85,349)			95,954

GERMANY (h)(i) 43.6%
Commerzbank AG
3.852% due 10/25/2032 (b)	EC	6,200	6,150
Depfa Pfandbriefbank
4.750% due 07/15/2008		3,590	3,681
5.750% due 03/04/2009		3,560	3,833
Deutsche Telekom AG
1.673% due 03/10/2004 (b)	JY	200,000	1,625
DSL Bank AG
7.250% due 08/07/2007 (b)	BP	3,000	5,225
Eurohypo AG
3.500% due 07/03/2006	EC	7,000	6,897
Hypothekenbank in Essen AG
5.500% due 02/20/2007		1,690	1,779
Landesbank Baden-Wuerttemberg AG
5.500% due 04/02/2007		440	464
Landesbank NRW
4.750% due 09/28/2007		1,630	1,670
Landesbank Rheinland-Pfalz
4.750% due 04/04/2008		1,430	1,468
Republic of Germany
4.250% due 03/14/2003		7,370	7,320
6.500% due 10/14/2005 (a)		105,200	113,373
6.000% due 01/05/2006 (a)		38,400	41,004
5.000% due 02/17/2006		4,000	4,155
6.250% due 04/26/2006 (a)		35,400	38,255
4.500% due 08/18/2006 (a)(b)		28,800	29,529
4.125% due 07/04/2008 (a)(b)		1,950	1,962
4.500% due 07/04/2009 (a)(b)		5,785	5,894
5.250% due 07/04/2010 (a)		30,000	31,856
5.250% due 01/04/2011 (a)		23,300	24,719
6.250% due 01/04/2024 (a)		11,180	12,971
6.500% due 07/04/2027 (a)		75,260	90,850
5.625% due 01/04/2028 (a)		8,400	9,127
6.250% due 01/04/2030 (a)		19,700	23,372
5.500% due 01/04/2031 (a)		13,900	15,049

Total Germany (Cost $436,127)			482,228

GREECE (h)(i) 0.2%
Hellenic Republic
4.700% due 05/19/2003 (b)	EC	293	281
5.220% due 06/17/2003 (b)		315	316
5.240% due 10/23/2003 (b)		1,103	1,098

Total Greece (Cost $2,221)			1,695

IRELAND (h)(i) 0.3%
Emerald Mortgages PLC
3.573% due 04/30/2028 (b)	EC	3,777	3,732

Total Ireland (Cost $3,321)			3,732

ITALY (h)(i) 8.3%
First Italian Auto Transaction
3.720% due 07/01/2008 (b)	EC	10,030	9,860
Republic of Italy
7.750% due 11/01/2006 (a)		5,700	6,499
4.500% due 05/01/2009 (a)		69,210	70,127
5.250% due 08/01/2011		3,400	3,568
Siena Mortgage SpA
3.651% due 02/07/2037 (b)		1,500	1,483
Upgrade SpA
3.703% due 12/31/2035 (b)		1,000	988

Total Italy (Cost $81,260)			92,525

148	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

	Principal Amount (000s)		Value (000s)

JAPAN (h)(i) 0.1%
Government of Japan
1.900% due 12/21/2009	JY	110,000	$979

Total Japan (Cost $966)			979

LUXEMBOURG (h)(i) 0.2%
Hellenic Finance
2.000% due 07/15/2003 (b)	EC	1,600	1,639
Tyco International Group SA
6.750% due 02/15/2011		$8	7

Total Luxembourg (Cost $1,695)			1,646

MEXICO (h)(i) 0.5%
Bancomext Trust
8.000% due 08/05/2003		$390	407
Petroleos Mexicanos
8.850% due 09/15/2007		1,040	1,123
9.375% due 12/02/2008		1,290	1,390
United Mexican States
10.375% due 01/29/2003	EC	2,575	1,323
4.000% due 03/11/2004	JY	130,000	1,107

Total Mexico (Cost $5,351)			5,350

NETHERLANDS (h)(i) 1.3%
Deutsche Telekom International Finance BV
7.750% due 06/15/2005		$1,700	1,825
Kingdom of Netherlands
6.000% due 01/15/2006	EC	12,000	12,790

Total Netherlands (Cost $13,613)			14,615

NEW ZEALAND (h)(i) 0.3%
Commonwealth of New Zealand
4.500% due 02/15/2016	N$	5,130	2,827

Total New Zealand (Cost $3,128)			2,827

PANAMA 0.2%
Republic of Panama
9.625% due 02/08/2011		$1,600	1,582
9.375% due 07/23/2012		200	199
4.750% due 07/17/2014		889	720

Total Panama (Cost $2,639)			2,501

PERU 0.6%
Republic of Peru
9.125% due 02/21/2012		$5,900	4,823
4.500% due 03/07/2017		2,058	1,389

Total Peru (Cost $7,316)			6,212

SPAIN (h)(i) 5.2%
Hipotebansa Mortgage Securitization Fund
3.566% due 01/18/2018 (b)	EC	3,346	3,313
3.576% due 07/18/2022 (b)		3,447	3,394
Kingdom of Spain
5.150% due 07/30/2009 (a)(b)		37,730	39,561
5.350% due 10/31/2011 (a)		11,100	11,722

Total Spain (Cost $55,155)			57,990

SUPRANATIONAL (h)(i) 1.5%
Eurofima
4.750% due 07/07/2004	SK	60,900	6,575
European Investment Bank
6.000% due 05/07/2003	BP	3,250	5,175
8.000% due 06/10/2003		3,250	5,254

Total Supranational (Cost $16,365)			17,004

SWEDEN (h)(i) 0.3%
Kingdom of Sweden
5.000% due 01/28/2009	SK	27,000	2,959

Total Sweden (Cost $2,668)			2,959

UNITED KINGDOM (h)(i) 9.2%
Abbey National Treasury Service PLC
5.250% due 01/21/2004	BP	2,670	4,262
Bauhaus Securities Ltd.
3.701% due 10/30/2052 (b)	EC	5,874	5,799
British Telecom PLC
3.121% due 12/15/2003 (b)		$12,380	12,357
Core
2.081% due 03/17/2009 (b)		1,505	1,500
Haus Ltd.
3.612% due 12/14/2037 (b)	EC	8,789	8,703
Lloyds TSB Capital I
7.375% due 02/07/2049 (b)		500	554
Originated Mortgage Loans PLC
3.863% due 12/15/2031 (b)		597	592
United Kingdom Gilt
7.250% due 12/07/2007 (a)	BP	38,000	68,185

Total United Kingdom (Cost $99,743)			101,952

UNITED STATES (h)(i) 83.7%
Asset-Backed Securities 7.7%
Ace Securities Corp.
2.133% due 11/25/2028 (b)		$109	109
AFC Home Equity Loan Trust
2.033% due 03/25/2027 (b)		393	392
AMRESCO Residential Securities Mortgage Loan Trust
2.280% due 06/25/2029 (b)		4,347	4,352
Asset-Backed Securities Home Equity Corp.
2.200% due 03/15/2032 (b)		1,788	1,789
Bayview Financial Acquisition Trust
2.203% due 11/25/2030 (b)		6,000	6,016
Bear Stearns Asset-Backed Securities, Inc.
2.140% due 10/25/2032 (b)		1,204	1,203
2.213% due 10/25/2032 (b)		1,400	1,399
CDC Mortgage Capital Trust
2.153% due 01/10/2032 (b)		7,386	7,354
2.103% due 08/25/2032 (b)		1,180	1,174
Conseco Finance Securitizations Corp.
2.193% due 10/15/2031 (b)(c)		374	372
CS First Boston Mortgage Securities Corp.
2.083% due 12/15/2030 (b)		5,059	5,054
2.163% due 08/25/2031 (b)		224	223
2.153% due 07/25/2032 (b)		2,553	2,546
2.263% due 10/25/2032 (b)		4,181	4,189
EQCC Home Equity Loan Trust
2.070% due 03/20/2030 (b)		215	214
First Alliance Mortgage Loan Trust
2.050% due 12/20/2027 (b)		108	108
GMAC Mortgage Corp. Loan Trust
6.998% due 11/25/2030 (b)		76	74
Irwin Home Equity Loan Trust
2.030% due 11/25/2011 (b)		33	33
Long Beach Auto Receivables Trust
3.114% due 03/13/2005 (b)		3,154	3,166

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	149

Schedule of Investments (Con’t.)
Foreign Bond Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)		Value (000s)

Mesa Trust Asset Backed Certificates
2.113% due 11/25/2031 (b)		$4,568	$4,571
MLCC Mortgage Investors, Inc.
2.203% due 03/15/2025 (b)		2,447	2,445
Novastar Home Equity Loan
2.093% due 01/25/2031 (b)		1,387	1,381
Option One Mortgage Loan Trust
2.143% due 04/25/2030 (b)		109	108
Provident Bank Equipment Lease Trust
2.136% due 11/25/2011 (b)		676	678
Providian Gateway Master Trust
2.043% due 03/15/2007 (b)		13,300	13,309
Providian Home Equity Loan Trust
2.103% due 06/25/2025 (b)		1,580	1,583
Residential Asset Securities Corp.
2.063% due 07/25/2032 (b)		7,792	7,739
Residential Funding Mortgage Securities II, Inc.
2.003% due 08/25/2014 (b)		282	282
Salomon Brothers Mortgage Securities VII, Inc.
2.243% due 11/15/2029 (b)		609	609
2.153% due 12/25/2029 (b)		2,435	2,429
Washington Mutual Mortgage Securities Corp.
5.240% due 10/25/2032 (b)		9,981	10,207

			85,108

Convertible Bonds & Notes 0.2%
Verizon Global Funding Corp.
5.750% due 04/01/2003		2,200	2,214

Corporate Bonds & Notes 7.7%
Ahold Finance USA, Inc.
6.875% due 05/01/2029		2,200	2,106
AOL Time Warner, Inc.
5.625% due 05/01/2005		5,100	4,861
AT&T Corp.
5.360% due 11/21/2003 (b)	EC	10,600	10,030
CIT Group, Inc.
2.310% due 04/07/2003 (b)		$638	637
7.500% due 11/14/2003		1,400	1,454
Coastal Corp.
7.750% due 10/15/2035		700	442
Conoco Funding Co.
7.250% due 10/15/2031		400	476
Conoco, Inc.
2.710% due 04/15/2003 (b)		1,200	1,204
El Paso Corp.
7.125% due 05/06/2009	EC	3,500	2,819
Ford Motor Credit Co.
2.110% due 06/20/2003 (b)		$5,200	5,084
1.000% due 12/22/2003	JY	107,000	864
5.750% due 02/23/2004		$1,000	998
2.210% due 07/19/2004 (b)		2,800	2,650
3.726% due 10/25/2004 (b)		2,800	2,672
General Electric Capital Corp.
6.125% due 02/22/2011		2,500	2,719
General Electric Finance Assurance
1.600% due 06/20/2011	JY	520,000	4,180
General Motors Acceptance Corp.
1.910% due 02/14/2003 (b)		$3,900	3,880
1.857% due 08/18/2003 (b)		4,790	4,716
2.210% due 07/21/2004 (b)		5,100	4,915
General Motors Corp.
1.250% due 12/20/2004	JY	208,000	1,688
J.P. Morgan & Co., Inc.
3.123% due 02/15/2012 (b)		$4,670	4,717
Kinder Morgan, Inc.
6.450% due 03/01/2003		1,000	1,012
Limestone Electron Trust
8.625% due 03/15/2003		2,500	2,227
Merrill Lynch & Co., Inc.
2.070% due 05/21/2004 (b)		6,710	6,710
MGM Mirage, Inc.
6.950% due 02/01/2005		180	184
Morgan Stanley TRACERS
4.869% due 09/15/2011 (b)		256	278
Pfizer, Inc.
0.800% due 03/18/2008	JY	637,000	5,308
Protective Life Funding Trust
2.210% due 01/17/2003 (b)		$1,200	1,201
Qwest Capital Funding, Inc.
7.250% due 02/15/2011		8	4
Salomon Smith Barney Holdings, Inc.
1.962% due 02/11/2003 (b)		400	400
Sprint Capital Corp.
5.875% due 05/01/2004		690	597
Verizon Global Funding Corp.
5.750% due 04/01/2003		3,090	3,127
Verizon Wireless, Inc.
2.286% due 12/17/2003 (b)		500	479
WorldCom, Inc.—WorldCom Group
7.500% due 05/15/2011 (c)		8	1

			84,640

Mortgage-Backed Securities 30.0%
Amortizing Residential Collateral Trust
2.073% due 09/25/2030 (b)		491	490
Bank of America Mortgage Securities, Inc.
6.500% due 05/25/2029		266	282
Bear Stearns Adjustable Rate Mortgage Trust
6.999% due 02/25/2031 (b)		1,666	1,697
6.128% due 12/25/2031 (b)		2,058	2,112
6.258% due 01/25/2032 (b)		6,562	6,647
Chase Mortgage Finance Corp.
6.550% due 08/25/2028		457	458
Citicorp Mortgage Securities, Inc.
6.500% due 07/25/2028-03/25/2029 (b)		522	531
CS First Boston Mortgage Securities Corp.
2.360% due 08/25/2033 (b)		5,600	5,600
Fannie Mae
4.653% due 07/01/2021 (b)		180	185
6.345% due 11/01/2022 (b)		337	346
6.218% due 01/01/2023 (b)		390	402
5.231% due 08/01/2023 (b)		567	583
6.676% due 12/01/2030 (b)		1,178	1,232
6.000% due 10/15/2032 (b)		15,800	16,225
5.500% due 10/21/2017-11/14/2032 (b)(d)		79,000	79,654
Freddie Mac
5.125% due 01/15/2012	EC	1,700	1,738
9.050% due 06/15/2019		$31	31
4.673% due 06/01/2022 (b)		855	879
5.821% due 08/01/2022 (b)		191	196
5.500% due 05/15/2012-11/14/2032 (d)		68,536	69,114
General Electric Capital Mortgage Services, Inc.
6.250% due 07/25/2029 (b)		500	514
Government National Mortgage Association
7.375% due 05/20/2022 (b)		27	28
6.625% due 11/20/2021-12/20/2025 (b)(d)		1,628	1,684
6.750% due 07/20/2022-08/20/2027 (b)(d)		4,474	4,613
5.375% due 05/20/2023-05/20/2028 (b)(d)		2,933	3,029
6.000% due 12/15/2028		82,000	84,870
4.250% due 04/20/2030-05/20/2030 (b)(d)		6,821	6,964
5.000% due 04/20/2030-05/20/2030 (b)(d)		2,679	2,752
6.500% due 10/23/2032 (b)		1,000	1,042
J.P. Morgan Chase Commercial Mortgage Finance Corp.
6.465% due 11/15/2035		10,100	11,375
Prudential Home Mortgage Securities
7.000% due 01/25/2008		3,198	3,194
6.800% due 05/25/2024		531	580
Residential Funding Mortgage Securities I
6.500% due 05/25/2029		1,452	1,477
1.000% due 09/25/2032		4,900	4,989
Residential Funding Mortgage Securities, Inc.
2.112% due 05/12/2032 (b)		4,455	4,462
Structured Asset Mortgage Investments, Inc.
6.523% due 06/25/2029 (b)		1,890	1,958

150	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

	Principal Amount (000s)		Value (000s)

Structured Asset Securities Corp.
2.113% due 10/25/2027 (b)		$1,901	$1,900
Washington Mutual Mortgage Securities Corp.
6.010% due 04/25/2031 (b)		900	915
Washington Mutual, Inc.
4.053% due 12/25/2040 (b)		1,564	1,585
Wells Fargo Mortgage-Backed Securities Trust
4.972% due 09/25/2032 (b)		5,900	5,986

			332,319

Municipal Bonds & Notes 0.1%
Chicago, Illinois Board of Education General Obligation Bonds, (FSA Insured), Series 2001
5.000% due 12/01/2031		300	307
Chicago, Illinois Water Revenue Bonds, (AMBAC Insured), Series 2001
5.000% due 11/01/2026		200	205
Louisville and Jefferson County, Kentucky Metro Sewer and Drain District Revenue Bonds, (MBIA Insured), Series 2001
5.000% due 05/15/2036		200	205
Maryland State Health and Education Facilities Authority Revenue Bonds, Series 2001
5.000% due 07/01/2041		300	307

			1,024

	Shares
Preferred Security 0.6%
DG Funding Trust
4.105% due 12/29/2049 (b)		640	6,592

	Principal Amount (000s)
U.S. Government Agencies 8.3%
Fannie Mae
4.250% due 10/25/2004		$800	811
Federal Home Loan Bank
6.750% due 12/20/2004		600	607
6.250% due 02/14/2006		500	508
5.665% due 03/22/2006		3,200	3,516
5.660% due 04/26/2006		1,200	1,319
4.375% due 08/15/2007		8,500	8,627
Freddie Mac
4.500% due 04/15/2005		7,000	7,088
5.750% due 09/15/2010	EC	1,600	1,712
4.750% due 01/15/2013		5,360	5,298
Resolution Funding Corp.
0.000% due 10/15/2020		$16,100	6,093
0.000% due 01/15/2021		29,000	10,828
Small Business Administration
6.640% due 02/01/2011		4,257	4,705
6.344% due 08/10/2011		5,903	6,425
5.980% due 11/01/2022		5,000	5,423
Tennessee Valley Authority
4.875% due 12/15/2016		16,050	17,258
5.880% due 04/01/2036		10,000	11,579

			91,797

U.S. Treasury Obligations 29.1%
Treasury Inflation Protected Securities (f)
3.625% due 01/15/2008		65,327	72,084
3.875% due 01/15/2009		2,416	2,717
3.625% due 04/15/2028		4,899	5,768
3.875% due 04/15/2029		3,615	4,449
U.S. Treasury Bonds
11.250% due 02/15/2015		24,400	41,329
8.125% due 08/15/2019		69,400	98,093
U.S. Treasury Notes
4.750% due 11/15/2008 (a)		52,000	56,155
5.500% due 05/15/2009 (a)		11,400	13,017
6.500% due 02/15/2010		23,500	28,367

			321,979

Total United States (Cost $891,356)			925,673

PURCHASED CALL OPTIONS 0.0%
U.S. Treasury Note November Futures (CBOT)
Strike @ 127.000 Exp. 11/23/2002		$15,000	2
U.S. Treasury Notes (OTC)
5.500% due 05/15/2009
Strike @ 126.000 Exp. 12/02/2002		150,000	0

Total Purchased Call Options (Cost $26)			2

PURCHASED PUT OPTIONS 0.0%
Euribor December Futures (OTC)
Strike @ 92.000 Exp. 12/03/2002	EC	101,000	0
Eurodollar December Futures (CME)
Strike @ 96.000 Exp. 12/16/2002		$542,000	7
Fannie Mae (OTC)
5.500% due 12/12/2032
Strike @ 88.880 Exp. 12/05/2002		94,800	6
Government National Mortgage Association (OTC)
6.000% due 12/19/2032
Strike @ 91.910 Exp. 12/12/2002		83,000	6
Japanese Government Bond December Futures (OTC)
Strike @ 120.000 Exp. 12/03/2002	JY	17,320,000	6
Kingdom of Spain (OTC)
5.150% due 07/30/2009
Strike @ 89.500 Exp. 10/03/2002	EC	28,430	0
Republic of France (OTC)
5.250% due 04/25/2008
Strike @ 93.000 Exp. 10/03/2002		85,320	0
Republic of Germany (OTC)
4.500% due 08/18/2006
Strike @ 90.500 Exp. 10/03/2002		171,175	0
Republic of Germany (OTC)
6.000% due 12/31/2002
Strike @ 100.000 Exp. 10/03/2002		36,600	4
Republic of Germany (OTC)
6.000% due 01/05/2006
Strike @ 96.000 Exp. 10/03/2002		116,000	0
Republic of Germany (OTC)
6.000% due 07/04/2007
Strike @ 98.000 Exp. 12/03/2002		226,900	0
Republic of Germany (OTC)
6.250% due 04/26/2006
Strike @ 98.000 Exp. 10/03/2002		69,400	0
Republic of Italy (OTC)
4.500% due 05/01/2009
Strike @ 86.000 Exp. 10/03/2002		47,400	0
U.S. Treasury Note November Futures (CBOT)
Strike @ 94.000 Exp. 11/23/2002		216,300	34

Total Purchased Put Options (Cost $163)			63

SHORT-TERM INSTRUMENTS 12.0%
Commercial Paper 6.0%
Fannie Mae
1.860% due 10/01/2002		$5,000	5,000
1.730% due 11/29/2002 (e)		255	254
Federal Home Loan Bank
1.658% due 10/23/2002		4,000	3,996
Freddie Mac
1.700% due 10/31/2002 (e)		275	275
HBOS Treasury Services PLC
1.770% due 11/20/2002		1,800	1,799

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	151

Schedule of Investments (Cont.)
Foreign Bond Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

Pfizer, Inc.
1.730% due 10/21/2002	$14,500	$14,486
1.720% due 10/22/2002	25,000	24,975
1.730% due 10/28/2002	14,500	14,481
Westpac Trust Securities NZ Ltd.
1.755% due 12/05/2002	1,300	1,299

		66,565

Repurchase Agreement 0.4%
State Street Bank
1.550% due 10/01/2002 (Dated 09/30/2002. Collateralized by Fannie Mae 2.430% due 08/20/2004 valued at $3,868. Repurchase proceeds are $3,790.)	3,790	3,790

U.S. Treasury Bills 5.6%
1.602% due 11/14/2002-11/29/2002 (d)(e)	61,985	61,829

Total Short-Term Instruments (Cost $132,184)		132,184

Total Investments 181.0% (Cost $1,893,991)		$2,002,223
Written Options (g) (1.6%)		(17,399)
(Premiums $7,712)
Other Assets and Liabilities (Net) (79.4%)		(878,528)

Net Assets 100.0%		$1,106,296

Notes to Schedule of Investments (amounts in thousands):

(a) Security, or portion thereof, subject to financing transaction.

(b) Variable rate security. The rate listed is as of September 30, 2002.

(c) Security is in default.

(d) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(e) Securities with an aggregate market value of $16,225 have been segregated with the custodian to cover margin requirements for the following open futures contracts at September 30, 2002:

Type	# of Contracts	Unrealized Appreciation/ (Depreciation)

Euro-Bobl 5 Year Note (12/2002)	2,329	$4,577
EuroBond 10 Year Note (12/2002)	366	982
Euribor Options March Futures (03/2003)	25	0
Government of Japan 10 Year Note (12/2002)	193	(48)
U.S. Treasury 2 Year Note (12/2002)	103	(160)
U.S. Treasury 5 Year Note (12/2002)	36	64
U.S. Treasury 10 Year Note (12/2002)	1,553	5,547
U.S. Treasury 30 Year Bond (12/2002)	463	1,763
Eurodollar September Futures (09/2003)	284	426

		$13,151

(f) Principal amount of security is adjusted for inflation.

(g) Premiums received on written options:

Type	# of Contracts	Premium	Value

Call-OTC 3 Month LIBOR Interest Rate Swap
Strike @ 5.970 Exp. 10/04/2004	700,000	$23	$64
Put-OTC 3 Month LIBOR Interest Rate Swap
Strike @ 5.970 Exp. 10/04/2004	700,000	31	18
Call-OTC 3 Month LIBOR Interest Rate Swap
Strike @ 5.175 Exp. 10/04/2004	84,000,000	2,493	4,963
Call-OTC 3 Month LIBOR Interest Rate Swap
Strike @ 5.130 Exp. 11/10/2003	2,100,000	32	135
Call-OTC 3 Month LIBOR Interest Rate Swap
Strike @ 6.000 Exp. 10/20/2003	18,800,000	874	2,183
Put-OTC 3 Month LIBOR Interest Rate Swap
Strike @ 6.000 Exp. 10/20/2003	18,800,000	874	322
Put-OTC 3 Month LIBOR Interest Rate Swap
Strike @ 6.130 Exp. 11/10/2003	2,100,000	89	35
Call-OTC 3 Month LIBOR Interest Rate Swap
Strike @ 5.650 Exp. 11/19/2003	30,700,000	1,042	2,862
Call-OTC 3 Month LIBOR Interest Rate Swap
Strike @ 5.500 Exp. 01/07/2005	51,200,000	1,130	3,545
Call-OTC 3 Month LIBOR Interest Rate Swap
Strike @ 5.480 Exp. 04/03/2006	10,000,000	297	852
Put-OTC 3 Month LIBOR Interest Rate Swap
Strike @ 7.000 Exp. 01/07/2005	2,500,000	60	43
Call-OTC 3 Month LIBOR Interest Rate Swap
Strike @ 4.375 Exp. 12/15/2006	2,900,000	38	79
Call-OTC 3 Month LIBOR Interest Rate Swap
Strike @ 5.300 Exp. 12/11/2002	4,300,000	69	348
Call-OTC 3 Month LIBOR Interest Rate Swap
Strike @ 3.500 Exp. 03/24/2003	49,240,000	384	253
Call-CBOT U.S. Treasury Note December Futures
Strike @ 108.000 Exp. 11/23/2002	144	184	1,154
Call-CBOT U.S. Treasury Note December Futures
Strike @ 111.000 Exp. 11/23/2002	104	92	543

		$7,712	$17,399

(h) Foreign forward currency contracts outstanding at September 30, 2002:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation/ (Depreciation)

Sell	A$	1,115	10/2002	$9
Buy		896	11/2002	(2)
Buy	BP	1,615	10/2002	15
Sell		13,760	10/2002	(533)
Buy	C$	4,115	10/2002	(107)
Sell		5,775	10/2002	28
Sell	DK	62,831	12/2002	(122)
Buy	EC	1,817	11/2002	18
Sell		316,112	11/2002	(2,011)
Buy	H$	45,306	10/2002	(1)
Buy	JY	747,435	12/2002	17
Sell		4,189,600	12/2002	894
Sell	N$	6,872	10/2002	0
Buy	SK	2,509	12/2002	5
Sell		90,622	12/2002	(163)

				$(1,953)

(i) Principal amount denoted in indicated currency:

A$—Australian Dollar
BF—Belgian Franc
BP—British Pound
C$—Canadian Dollar
DK—Danish Krone
EC—Euro
H$—Hong Kong Dollar
JY—Japanese Yen
N$—New Zealand Dollar
SK—Swedish Krona

152	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

(j) Swap agreements outstanding at September 30, 2002:

Type	Notional Amount		Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Broker: Morgan Stanley Exp. 03/15/2032	EC	15,800	$342
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 5.500%.
Broker: Lehman Brothers, Inc. Exp. 12/15/2031		8,000	(459)
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 5.500%.
Broker: Morgan Stanley Exp. 12/15/2031		20,300	(1,508)
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 6.000%.
Broker: J.P. Morgan Chase & Co. Exp. 03/15/2031		4,000	(619)
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Broker: J.P. Morgan Chase & Co. Exp. 03/15/2032		49,500	1,009
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 5.000%.
Broker: CITIBANK N.A., London Exp. 06/17/2012		89,700	(4,626)
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 6.000%.
Broker: Morgan Stanley Exp. 03/15/2031		14,100	(2,040)
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Broker: J.P. Morgan Chase & Co. Exp. 03/15/2017		21,600	263
Receive a fixed rate equal to 5.500% and pay floating rate based on 6-month BP-LIBOR.
Broker: Morgan Stanley Exp. 03/15/2008	BP	5,500	389
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Broker: Morgan Stanley Exp. 03/15/2032		10,500	(448)
Receive a fixed rate equal to 5.500% and pay floating rate based on 6-month BP-LIBOR.
Broker: Goldman Sachs Exp. 03/15/2008		6,100	433
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Broker: J.P. Morgan Chase & Co. Exp. 03/15/2032	BP	28,600	$(590)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Broker: J.P. Morgan Chase & Co. Exp. 03/15/2017		13,400	(104)
Receive a fixed rate equal to 5.250% and pay floating rate based on 6-month BP-LIBOR.
Broker: Morgan Stanley Exp. 03/15/2004		3,900	146
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.500%.
Broker: Morgan Stanley Exp. 03/15/2016		25,900	(403)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.500%.
Broker: Lehman Brothers, Inc. Exp. 03/15/2016		30,200	(360)
Receive a fixed rate equal to 6.949% and pay floating rate based on 6-month BP-LIBOR.
Broker: Merrill Lynch Exp. 08/06/2003		4,500	180
Receive floating rate based on 3-month H$-HIBOR and pay a fixed rate equal to 5.550%.
Broker: Goldman Sachs Exp. 03/16/2006	H$	86,600	(867)
Receive floating rate based on 3-month H$-HIBOR and pay a fixed rate equal to 5.906%.
Broker: Goldman Sachs Exp. 07/11/2006		427,000	(5,494)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 0.660%.
Broker: UBS—Warburg Exp. 06/17/2007	JY	6,240,000	(755)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 2.020%.
Broker: Goldman Sachs Exp. 05/18/2010		1,776,000	(1,384)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 1.300%.
Broker: Goldman Sachs Exp. 09/21/2011		2,820,000	(626)
Receive a fixed rate equal to 5.710% and pay floating rate based on 3-month LIBOR.
Broker: Goldman Sachs Exp. 07/11/2006		53,700	5,509

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	153

Schedule of Investments (Cont.)
Foreign Bond Fund
September 30, 2002 (Unaudited)

Receive a fixed rate equal to 5.440% and pay floating rate based on 3-month LIBOR.
Broker: Goldman Sachs Exp. 03/19/2006	$11,100	$917
Receive floating rate based on 1-month LIBOR less 0.250% and pay total return on Lehman Brothers Intermediate Government Bond Index.
Broker: Lehman Brothers, Inc. Exp. 10/01/2002	51,300	0
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Broker: Bank of America Exp. 12/18/2012	39,700	(119)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Broker: Bank of America Exp. 12/18/2022	138,700	(16,889)
Receive a fixed rate equal to 6.000% and pay floating rate based on 3-month LIBOR.
Broker: UBS—Warburg Exp. 12/18/2004	12,300	335
Receive a fixed rate equal to 3.000% and pay floating rate based on 3-month LIBOR.
Broker: Bank of America Exp. 06/18/2004	8,800	52
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Broker: Lehman Brothers, Inc. Exp. 12/18/2012	15,200	(70)
Receive a fixed rate equal to 0.460% and the Fund will pay to the counterparty at par in the event of default of Vodafone Group PLC 7.750% due 02/15/2010.
Broker: Lehman Brothers, Inc. Exp. 09/10/2003	6,700	(58)
Receive a fixed rate equal to 1.160% and the Fund will pay to the counterparty at par in the event of default of United Mexican States 9.750% due 04/06/2005.
Broker: J.P. Morgan Chase & Co. Exp. 12/17/2002	3,200	6
Receive a fixed rate equal to 1.080% and the Fund will pay to the counterparty at par in the event of default of United Mexican States 9.750% due 04/06/2006.
Broker: J.P. Morgan Chase & Co. Exp. 12/18/2002	2,400	4
Receive a fixed rate equal to 7.100% and the Fund will pay to the counterparty at par in the event of default of Federative Republic of Brazil 11.125% due 09/30/2004.
Broker: J.P. Morgan Chase & Co. Exp. 02/14/2004	5,400	(2,130)
Pay a fixed rate equal to 3.600% and the Fund will receive from the counterparty at par in the event of default of Federative Republic of Brazil 11.125% due 09/30/2004.
Broker: J.P. Morgan Chase & Co. Exp. 02/14/2003	5,400	853
Receive a fixed rate equal to 1.080% and the Fund will pay to the counterparty at par in the event of default of United Mexican States 9.750% due 04/06/2005.
Broker: J.P. Morgan Chase & Co. Exp. 12/18/2002	200	0
Receive a fixed rate equal to 1.550% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 2.750% due 07/17/2016.
Broker: J.P. Morgan Chase & Co. Exp. 03/21/2003	6,100	(5)
Receive a fixed rate equal to 7.100% and the Fund will pay to the counterparty at par in the event of default of Federative Republic of Brazil 8.000% due 04/15/2014.
Broker: J.P. Morgan Chase & Co. Exp. 02/14/2004	400	(79)
Pay a fixed rate equal to 3.600% and the Fund will receive from the counterparty at par in the event of default of Federative Republic of Brazil 8.000% due 04/15/2014.
Broker: J.P. Morgan Chase & Co. Exp. 02/14/2003	400	26

		$(29,169)

Type	Fixed Spread (%)	Notional Amount	Unrealized (Depreciation)

Receive a fixed spread and pay the 5-year Swap Spread. The 5-year Swap Spread is the difference between the 5-year Swap Rate and the 5-year Treasury Rate.
Broker: Morgan Stanley Exp. 11/15/2002	0.516	$195,900	$(2,220)
Receive a fixed spread and pay the 5-year Swap Spread. The 5-year Swap Spread is the difference between the 5-year Swap Rate and the 5-year Treasury Rate.
Broker: Bank of America Exp. 11/15/2002	0.655	37,600	(261)
Receive a fixed spread and pay the 5-year Swap Spread. The 5-year Swap Spread is the difference between the 5-year Swap Rate and the 5-year Treasury Rate.
Broker: Morgan Stanley Exp. 11/15/2002	0.560	103,700	(751)

			$(3,232)

154	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

(k) Short sales open at September 30, 2002 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

Republic of Venezuela	2.875	12/18/2007	$5,500	$4,152	$4,337
U.S. Treasury Notes	5.625	05/15/2008	33,200	37,947	36,937
U.S. Treasury Notes	4.750	11/15/2008	52,000	56,154	55,932
U.S. Treasury Notes	5.500	05/15/2009	174,000	198,686	193,214
U.S. Treasury Notes	5.000	08/15/2011	32,600	36,215	35,690
U.S. Treasury Notes	3.500	11/15/2006	47,900	49,951	49,428
U.S. Treasury Notes	4.875	02/15/2012	3,300	3,637	3,561
U.S. Treasury Notes	4.375	05/15/2007	83,200	89,827	87,881
U.S. Treasury Notes	6.000	08/15/2009	6,000	7,027	6,933

				$483,596	$473,913

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	155

Schedule of Investments
Global Bond Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

AUSTRALIA (g)(h) 2.2%
Asian Development Bank
5.375% due 09/15/2003	A$ 2,300	$1,252
Crusade Global Trust
2.080% due 02/15/2030 (a)	$ 3,157	3,164
Homeside Mortgage Securities Trust
2.050% due 01/20/2027 (a)	806	805
Medallion Trust
2.061% due 07/12/2031 (a)	1,693	1,695
Superannuation Members Home Loans Global Fund
2.141% due 06/15/2026 (a)	959	960
Torrens Trust
2.040% due 07/15/2031 (a)	750	750

Total Australia (Cost $8,797)		8,626

AUSTRIA (g)(h) 1.0%
Republic of Austria
5.000% due 01/15/2008	EC 3,000	3,131
5.500% due 01/15/2010	600	641

Total Austria (Cost $3,510)		3,772

BELGIUM (g)(h) 1.3%
Kingdom of Belgium
7.000% due 11/21/2004	BF 95,900	2,523
6.250% due 03/28/2007	EC 1,200	1,308
7.500% due 07/29/2008	900	1,051

Total Belgium (Cost $5,297)		4,882

BRAZIL 0.1%
Republic of Brazil
3.062% due 04/15/2006 (a)	$ 877	578

Total Brazil (Cost $724)		578

CANADA (g)(h) 0.4%
Commonwealth of Canada
5.500% due 06/01/2010	C$ 1,100	728
Newcourt Credit Group, Inc.
7.125% due 12/17/2003	$ 800	819

Total Canada (Cost $1,552)		1,547

CAYMAN ISLANDS (g)(h) 1.2%
International Credit Recovery-Japan
0.467% due 08/25/2005 (a)	JY 14,616	120
0.816% due 05/10/2006 (a)	300,000	2,466
Redwood Capital II Ltd.
4.860% due 01/01/2004 (a)	1,000	996
SHL Corp. Ltd.
0.765% due 12/25/2024 (a)	97,685	802

Total Cayman Islands (Cost $4,402)		4,384

DENMARK (g)(h) 0.6%
Nykredit
6.000% due 10/01/2029	DK 14,543	1,945
Unikredit Realkredit
6.000% due 07/01/2029	3,398	456

Total Denmark (Cost $1,961)		2,401

FINLAND (g)(h) 0.3%
Republic of Finland
5.000% due 07/04/2007	EC 1,000	1,043

Total Finland (Cost $1,000)		1,043

FRANCE (g)(h) 6.1%
Auto Asset-Backed Securities Compartment
3.622% due 10/28/2011 (a)	EC 3,000	2,968
Axa SA
3.750% due 01/01/2017	397	349
France Telecom SA
9.000% due 03/01/2031	$ 2,200	2,440
Republic of France
4.000% due 04/25/2009	EC ,260	2,236
4.000% due 10/25/2009 (b)	16,080	15,835

Total France (Cost $20,743)		23,828

GERMANY (g)(h) 49.9%
Commerzbank AG
3.852% due 10/25/2032 (a)	EC 3,700	3,670
Depfa Pfandbriefbank
4.750% due 07/15/2008	860	882
5.750% due 03/04/2009	860	926
Eurohypo AG
3.500% due 07/03/2006	4,000	3,941
Hypothekenbank in Essen AG
5.500% due 02/20/2007	1,350	1,421
Landesbank Baden-Wuerttemberg AG
5.500% due 04/02/2007	520	548
Landesbank NRW
4.750% due 09/28/2007	860	881
Landesbank Rheinland-Pfalz
4.750% due 04/04/2008	530	544
Republic of Germany
4.250% due 03/14/2003	3,230	3,208
6.500% due 10/14/2005 (b)	56,900	61,320
6.000% due 01/05/2006 (b)	16,000	17,085
6.250% due 04/26/2006 (b)	15,700	16,966
6.000% due 07/04/2007 (b)	18,000	19,647
5.375% due 01/04/2010	100	107
5.250% due 07/04/2010	5,000	5,309
5.250% due 01/04/2011 (b)	2,300	2,440
6.250% due 01/04/2024 (b)	4,000	4,641
6.500% due 07/04/2027 (b)	24,130	29,128
5.625% due 01/04/2028 (b)	3,600	3,912
6.250% due 01/04/2030 (b)	8,400	9,966
5.500% due 01/04/2031 (b)	7,200	7,795

Total Germany (Cost $177,018)		194,337

GREECE (g)(h) 0.6%
Hellenic Republic
4.700% due 05/19/2003 (a)	EC 440	421
5.220% due 06/17/2003 (a)	346	347
5.240% due 10/23/2003 (a)	1,595	1,586

Total Greece (Cost $2,783)		2,354

IRELAND (g)(h) 0.8%
Diageo Enterprises PLC
3.515% due 12/19/2002 (a)	EC 3,100	3,057

Total Ireland (Cost $2,637)		3,057

156	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

	Principal Amount (000s)		Value (000s)

ITALY (g)(h) 6.4%
First Italian Auto Transaction
3.730% due 07/01/2008 (a)	EC	4,600	$4,522
Republic of Italy
4.750% due 07/01/2005 (b)		6,690	6,859
7.750% due 11/01/2006 (b)		3,100	3,534
4.500% due 05/01/2009 (b)		4,150	4,205
4.250% due 11/01/2009 (b)		2,470	2,454
Siena Mortgages SPA
3.571% due 11/07/2011 (a)		3,000	2,919

Total Italy Cost ($21,098)			24,493

LUXEMBOURG (g)(h) 0.1%
Hellenic Finance
2.000% due 07/15/2003 (a)	EC	500	512

Total Luxembourg (Cost $527)			512

MEXICO (g)(h) 0.9%
Bancomext Trust
8.000% due 08/05/2003		$180	188
Petroleos Mexicanos
8.850% due 09/15/2007		480	518
9.375% due 12/02/2008		650	700
United Mexican States
10.375% due 01/29/2003	DM	3,654	1,877
United Mexican States—8BR
4.000% due 03/11/2004	JY	48,000	408
United Mexican States—8RG
4.000% due 03/11/2004		25,000	214

Total Mexico (Cost $4,028)			3,905

NETHERLANDS (g)(h) 4.4%
Delphinus BV
3.658% due 11/28/2031 (a)	EC	3,000	2,970
Deutsche Telekom International Finance BV
7.750% due 06/15/2005		$700	751
Dutch MBS BV
3.588% due 07/02/2077 (a)	EC	2,148	2,124
Kingdom of Netherlands
6.000% due 01/15/2006		10,700	11,404
WestLB Finance Curacao NV
8.500% due 06/02/2003	BP	110	178

Total Netherlands (Cost $15,922)			17,427

NEW ZEALAND (g)(h) 0.6%
Commonwealth of New Zealand
5.500% due 04/15/2003	N$	1,900	891
4.500% due 02/15/2016		2,307	1,271

Total New Zealand (Cost $2,084)			2,162

PANAMA 0.6%
Republic of Panama
9.375% due 07/23/2012		$1,400	1,358
4.750% due 07/17/2014		1,244	1,008

Total Panama (Cost $2,485)			2,366

PERU 0.8%
Republic of Peru
9.125% due 02/21/2012		$1,600	1,308
4.500% due 03/07/2017		1,666	1,125
Republic of Peru—REGS
9.125% due 02/21/2012		850	695

Total Peru (Cost $3,708)			3,128

SPAIN (g)(h) 4.4%
Hipotebansa Mortgage Securitization Fund
3.566% due 01/18/2018 (a)	EC	2,894	2,865
Kingdom of Spain
4.950% due 07/30/2005		6,480	6,679
5.150% due 07/30/2009 (a)		6,140	6,438
4.000% due 01/31/2010		980	955

Total Spain (Cost $14,597)			16,937

SUPRANATIONAL (g)(h) 1.2%
Eurofima
4.750% due 07/07/2004	SK	4,700	507
European Investment Bank
6.000% due 05/07/2003	BP	1,600	2,548
8.000% due 06/10/2003		1,000	1,617

Total Supranational (Cost $4,306)			4,672

SWEDEN (g)(h) 0.6%
Kingdom of Sweden
5.000% due 01/28/2009	SK	20,200	2,214

Total Sweden (Cost $1,996)			2,214

UNITED KINGDOM (g)(h) 12.5%
Abbey National Treasury Service PLC
7.625% due 12/30/2002	BP	250	396
5.250% due 01/21/2004		150	239
Bauhaus Securities Ltd.
3.701% due 10/30/2052 (a)	EC	6,364	6,283
BG Transco Holdings PLC
5.306% due 12/14/2009 (a)	BP	1,060	1,659
British Telecom PLC
3.121% due 12/15/2003 (a)		$2,600	2,595
Core
2.081% due 03/17/2009 (a)		148	147
Haus Ltd.
3.612% due 12/14/2037 (a)	EC	3,927	3,889
Holmes Funding PLC
3.574% due 12/15/2025 (a)		264	258
Lloyds TSB Bank PLC
5.625% due 07/15/2049 (a)		2,410	2,423
Originated Mortgage Loans PLC
3.863% due 12/15/2031 (a)		647	641
United Kingdom Gilt
7.250% due 12/07/2007 (b)	BP	16,900	30,324

Total United Kingdom (Cost $47,244)			48,854

UNITED STATES (g)(h) 107.2%
Asset-Backed Securities 7.7%
AFC Home Equity Loan Trust
2.120% due 12/22/2027 (a)		$320	319
AMRESCO Residential Securities
Mortgage Loan Trust
2.280% due 06/25/2029 (a)		1,057	1,059
Bayview Financial Acquisition Trust
2.200% due 11/25/2030 (a)		2,100	2,106
Bear Stearns Asset-Backed Securities, Inc.
2.140% due 10/25/2032 (a)		556	555
2.210% due 10/25/2032 (a)		700	700

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	157

Schedule of Investment (Cont.)
Global Bond Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)		Value (000s)

CDC Mortgage Capital Trust
2.150% due 01/10/2032 (a)		$2,649	$2,638
2.100% due 08/25/2032 (a)		492	489
Citibank Credit Card Master Trust
5.750% due 07/16/2007	DM	1,000	538
Conseco Finance Securitizations Corp.
2.193% due 10/15/2031 (a)(c)		$288	286
First Boston Mortgage Securities Corp.
2.083% due 12/15/2030 (a)		1,361	1,359
2.260% due 10/25/2032 (a)		1,806	1,809
First Franklin Mortgage Loan Trust
Asset-Backed Certificates
2.160% due 09/25/2032 (a)		1,300	1,301
GMAC Mortgage Corp. Loan Trust
2.180% due 11/18/2025 (a)		1,207	1,207
Irwin Home Equity Loan Trust
2.030% due 11/25/2011 (a)		14	14
Marriott Vacation Club Owner Trust
2.047% due 09/20/2017 (a)		1,782	1,781
Novastar Home Equity Loan
2.085% due 04/25/2028 (a)		1,214	1,209
1.990% due 08/25/2028 (a)		599	600
Option One Mortgage Loan Trust
2.060% due 10/12/2032 (a)		2,285	2,267
Provident Bank Equipment Lease Trust
2.110% due 11/25/2011 (a)		338	339
Provident Bank Home Equity Loan Trust
2.030% due 04/25/2029 (a)		281	278
Providian Gateway Master Trust
2.046% due 03/15/2007 (a)		4,900	4,903
Providian Home Equity Loan Trust
2.130% due 06/25/2025 (a)		150	151
Residential Asset Securities Corp.
2.090% due 07/25/2032 (a)		3,255	3,233
Residential Funding Mortgage Securities II, Inc.
2.000% due 08/25/2014 (a)		235	235
Sand Trust
2.120% due 08/25/2032 (a)		677	676

			30,052

Convertible Bonds & Notes 0.4%
Verizon Global Funding Corp.
5.750% due 04/01/2003		530	536
Verizon Global Funding Corp. - REGS
5.750% due 04/01/2003		1,000	1,006

			1,542

Corporate Bonds & Notes 7.6%
AOL Time Warner, Inc.
5.625% due 05/01/2005		2,200	2,097
Associates Corp. of North America
3.500% due 06/30/2003 (a)	EC	800	790
AT&T Corp.
5.360% due 11/21/2003 (a)		4,400	4,197
CIT Group, Inc.
2.310% due 04/07/2003 (a)		$700	699
7.500% due 11/14/2003		500	519
El Paso Corp.
7.125% due 05/06/2009	EC	1,300	1,047
Ford Motor Credit Co.
2.170% due 06/20/2003 (a)		$700	684
1.000% due 12/22/2003	JY	55,000	444
5.750% due 02/23/2004		$500	499
2.210% due 07/19/2004 (a)		300	284
3.726% due 10/25/2004 (a)		1,400	1,336
2.295% due 07/18/2005 (a)		2,400	2,166
General Motors Acceptance Corp.
9.000% due 10/15/2002		640	641
2.110% due 04/05/2004 (a)		1,200	1,162
6.875% due 09/09/2004	BP	730	1,178
5.000% due 01/18/2005	EC	800	815
5.500% due 02/02/2005		2,500	2,484
7.430% due 12/01/2021		$197	200
General Motors Acceptance Corp. - MTN
2.010% due 04/05/2004 (a)		1,210	1,172
Household Finance Corp.
3.051% due 03/11/2004 (a)		900	887
J.P. Morgan & Co., Inc.
3.123% due 02/15/2012 (a)		760	768
Kinder Morgan, Inc.
6.450% due 03/01/2003		2,000	2,025
Merrill Lynch & Co., Inc.
2.070% due 05/21/2004 (a)		700	700
MGM Mirage, Inc.
6.950% due 02/01/2005		80	82
Pfizer, Inc.
0.800% due 03/18/2008	JY	171,000	1,425
Protective Life Funding Trust
2.120% due 01/17/2003 (a)		$600	601
Salomon Smith Barney Holdings, Inc.
4.361% due 10/21/2002 (a)	BP	90	142
Sprint Capital Corp.
5.875% due 05/01/2004		$280	242
Verizon Wireless, Inc.
2.286% due 12/17/2003 (a)		500	479

			29,765

Mortgage-Backed Securities 35.1%
Bear Stearns Adjustable Rate Mortgage Trust
6.184% due 12/25/2031 (a)		882	905
6.299% due 01/25/2032 (a)		2,596	2,629
Chase Mortgage Finance Corp.
6.550% due 08/25/2028		302	303
Citicorp Mortgage Securities, Inc.
7.430% due 01/01/2024		187	192
6.500% due 07/25/2028-03/25/2029 (a)(d)		596	600
Credit-Based Asset Servicing & Securitization LLC
2.150% due 01/25/2032 (a)		503	503
Fannie Mae
7.000% due 01/01/2005		170	173
15.750% due 12/01/2011		4	5
9.000% due 04/01/2016		135	148
6.526% due 11/01/2023 (a)		68	70
5.743% due 03/01/2024 (a)		62	64
6.000% due 10/15/2032 (a)		9,700	9,961
5.500% due 10/21/2017-11/14/2032 (a)(d)		32,500	32,829
Federal Housing Administration
7.400% due 02/01/2021		961	973
Freddie Mac
5.125% due 01/15/2012	EC	2,800	2,863
4.750% due 01/15/2013		2,240	2,214
5.161% due 05/01/2023 (a)		$227	234
5.500% due 11/14/2032 (a)		28,700	28,931
General Electric Capital Mortgage Services, Inc.
6.250% due 07/25/2029 (a)		450	463
Government National Mortgage Association
13.500% due 02/15/2011		9	11
5.375% due 02/20/2024 (a)		820	845
6.750% due 07/20/2022-09/20/2026 (a)(d)		1,056	1,090
6.625% due 12/20/2023-12/20/2026 (a)(d)		560	581
6.375% due 05/20/2022-05/20/2028 (a)(d)		714	738
2.423% due 02/16/2030 (a)		2,185	2,210
5.250% due 01/20/2030-05/20/2030 (a)(d)		1,483	1,517
6.000% due 12/15/2028-05/20/2030 (a)(d)		27,499	28,454
8.500% due 12/15/2029-03/15/2031 (d)		3,070	3,326
6.500% due 10/23/2032 (a)		2,000	2,084
Independent National Mortgage Corp.
3.410% due 07/25/2025 (a)		55	55
J.P. Morgan Chase Commercial Mortgage Finance Corp.
2.103% due 04/15/2010 (a)		200	200
6.465% due 11/15/2035		2,100	2,365
Residential Accredit Loans, Inc.
7.500% due 11/25/2029		407	409
Residential Funding Mortgage Securities I
5.691% due 09/25/2032		1,400	1,425
Structured Asset Mortgage Investments, Inc.
6.576% due 06/25/2029 (a)		991	1,027

158	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

	Principal Amount (000s)		Value (000s)

Structured Asset Securities Corp.
2.110% due 10/25/2027 (a)		$2,592	$2,591
Washington Mutual Mortgage Securities Corp.
6.010% due 04/25/2031 (a)		485	493
5.243% due 10/25/2032 (a)		2,900	2,942
Wells Fargo Mortgage-Backed Securities Trust
5.221% due 09/25/2032 (a)		400	406

			136,829

Municipal Bonds & Notes 0.2%
Chicago, Illinois Board of Education General Obligation Bonds, (FSA Insured), Series 2001
5.000% due 12/01/2031		200	205
Chicago, Illinois Water Revenue Bonds, (AMBAC Insured), Series 2001
5.000% due 11/01/2026		100	103
Louisville and Jefferson County, Kentucky Metro Sewer and Drain District Revenue Bonds, (MBIA Insured), Series 2001
5.000% due 05/15/2036		100	103
Maryland State Health and Education Facilities Authority Revenue Bonds, Series 2001
5.000% due 07/01/2041		200	204

			615

	Shares
Preferred Security 0.6%
DG Funding Trust
4.105% due 12/29/2049 (a)		130	1,339
Pinto Totta International Finance
7.770% due 12/31/2049 (a)		1,000	1,024

			2,363

	Principal Amount (000s)
U.S. Government Agencies 12.1%
Fannie Mae
3.810% due 04/30/2004		$3,200	3,237
4.250% due 10/25/2004		3,500	3,548
0.000% due 06/01/2017		30,300	13,747
Federal Home Loan Bank
6.250% due 02/14/2006		500	508
Resolution Funding Corp.
0.000% due 10/15/2020		23,400	8,855
0.000% due 01/15/2021		4,900	1,830
Small Business Administration
7.640% due 03/10/2010		889	1,022
6.640% due 02/01/2011		2,225	2,459
Tennessee Valley Authority
4.875% due 12/15/2016		6,700	7,204
5.880% due 04/01/2036		3,900	4,516

			46,926

U.S. Treasury Obligations 43.5%
Treasury Inflation Protected Securities (j)
3.625% due 01/15/2008 (b)		21,850	24,107
3.500% due 01/15/2011		4,242	4,704
3.625% due 04/15/2028		557	655
3.875% due 04/15/2029		3,725	4,584
U.S. Treasury Bonds
11.250% due 02/15/2015		3,100	5,251
7.500% due 11/15/2016 (b)		29,600	39,252
8.875% due 08/15/2017 (b)		20,600	30,543
8.125% due 08/15/2019 (b)		23,550	33,286
8.125% due 08/15/2021		700	1,000
6.625% due 02/15/2027 (b)		7,800	9,812
U.S. Treasury Notes
5.500% due 05/15/2009 (b)		4,700	5,367
6.500% due 02/15/2010 (b)		8,900	10,743

			169,304

Total United States (Cost $396,664)			417,396

PURCHASED CALL OPTIONS 0.0%
U.S. Dollar vs. Japanese Yen (OTC)
Strike @ 157.000 Exp. 01/08/2003		75,000	0
U.S. Treasury Note November Futures (CBOT)
Strike @ 127.000 Exp. 11/23/2002		7,400	1
U.S. Treasury Notes (OTC)
5.500% due 05/15/2009
Strike @ 126.000 Exp. 12/02/2002		35,000	0

Total Purchased Call Options (Cost $14)			1

PURCHASED PUT OPTIONS 0.0%
EuroBund December Futures (OTC)
Strike @ 97.000 Exp. 12/03/2002	EC	11,000	0
Eurodollar December Futures (CME)
Strike @ 96.000 Exp. 12/16/2002		$309,000	4
Fannie Mae (OTC)
5.500% due 12/12/2032
Strike @ 88.875 Exp. 12/05/2002		45,200	3
Freddie Mac (OTC)
5.500% due 12/12/2032
Strike @ 89.000 Exp. 12/05/2002		28,700	0
Government National Mortgage Association (OTC)
6.000% due 09/23/2032
Strike @ 92.500 Exp. 11/13/2002		46,000	4
Japanese Government Bond December Futures (OTC)
Strike @ 125.000 Exp. 12/03/2002	JY	5,600,000	2
Kingdom of Spain (OTC)
5.150% due 07/30/2009
Strike @ 89.500 Exp. 10/03/2002	EC	13,600	0
Republic of France (OTC)
4.000% due 10/25/2009
Strike @ 83.000 Exp. 10/03/2002		18,340	0
Republic of Germany (OTC)
6.000% due 01/05/2006
Strike @ 96.000 Exp. 10/03/2002		80,000	0
Republic of Germany (OTC)
6.000% due 07/04/2007
Strike @ 98.000 Exp. 12/03/2002		49,200	0
Republic of Germany (OTC)
6.500% due 10/14/2005
Strike @ 98.000 Exp. 10/03/2002		72,930	0
Republic of Italy (OTC)
4.500% due 05/01/2009
Strike @ 86.000 Exp. 10/03/2002		9,720	0
U.S. Treasury Bond November Futures (CBOT)
Strike @ 98.000 Exp. 11/23/2002		$20,000	3
U.S. Treasury Note November Futures (CBOT)
Strike @ 94.000 Exp. 11/23/2002		77,000	12
U.S. Treasury Note November Futures (CBOT)
Strike @ 95.000 Exp. 11/23/2002		55,500	9

Total Purchased Put Options (Cost $78)			37

SHORT-TERM INSTRUMENTS 11.1%
Commercial Paper 3.3%
Fannie Mae
1.860% due 10/01/2002		$5,000	5,000
2.100% due 11/29/2002 (e)		20	20
UBS Finance, Inc.
1.970% due 12/18/2002		8,000	8,000

			13,020

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	159

Schedule of Investments (Cont.)
Global Bond Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

Repurchase Agreement 0.9%
State Street Bank
1.550% due 10/01/2002 (Dated 09/30/2002. Collateralized by Fannie Mae 2.430% due 08/20/2004 valued at $3,359. Repurchase proceeds are $3,289.)	$3,289	$3,289

U.S. Treasury Bills 6.9%
1.602% due 11/14/2002—11/29/2002 (d)(e)	26,900	26,834

Total Short-Term Instruments (Cost $43,143)		43,143

Total Investments 215.3% (Cost $788,318)		$838,056
Written Options (f) (1.9%) (Premiums $3,194)		(7,233)
Other Assets and Liabilities (Net) (113.4%)		(441,534)

Net Assets 100.0%		$389,289

Notes to Schedule of Investments (amounts in thousands):

(a) Variable rate security. The rate listed is as of September 30, 2002.

(b) Security, or a portion thereof, subject to financing transaction.

(c) Security is in default.

(d) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(e) Securities with an aggregate market value of $4,410 have been segregated with the custodian to cover margin requirements for the following open futures contracts at September 30, 2002:

Type	# of Contracts	Unrealized Appreciation/ (Depreciation)

Euro-Bobl 5 Year Note (12/2002)	521	$936
EuroBond 10 Year Note (12/2002)	110	259
Government of Japan 10 Year Note (12/2002)	58	(27)
U.S. Treasury 2 Year Note (12/2002)	34	(53)
U.S. Treasury 10 Year Note (12/2002)	802	2,703
Eurodollar September Futures (09/2003)	104	156
Euribor Options Futures (03/2003)	25	0

		$3,974

(f) Premiums received on written options:

Type	# of Contracts	Premium	Value

Call—OTC 3 Month LIBOR Interest Rate Swap
Strike @ 5.175 Exp. 10/04/2004	40,000,000	$1,242	$2,363
Call—OTC 3 Month LIBOR Interest Rate Swap
Strike @ 6.000 Exp. 10/20/2003	5,100,000	237	592
Put—OTC 3 Month LIBOR Interest Rate Swap
Strike @ 6.000 Exp. 10/20/2003	5,100,000	237	87
Call—OTC 3 Month LIBOR Interest Rate Swap
Strike @ 5.650 Exp. 11/19/2003	19,500,000	662	1,818
Call—OTC 3 Month LIBOR Interest Rate Swap
Strike @ 5.500 Exp. 01/07/2005	19,200,000	423	1,330
Call—OTC 3 Month LIBOR Interest Rate Swap
Strike @ 5.480 Exp. 04/03/2006	3,900,000	116	333
Call—OTC 3 Month LIBOR Interest Rate Swap
Strike @ 3.500 Exp. 03/24/2003	23,305,000	182	120
Call—CBOT U.S. Treasury Note December Futures
Strike @ 108.000 Exp. 11/23/2002	58	74	465
Call—CBOT U.S. Treasury Note December Futures
Strike @ 111.000 Exp. 11/23/2002	24	21	125

		$3,194	$7,233

(g) Foreign forward currency contracts outstanding at September 30, 2002:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation/ (Depreciation)

Buy	A$	453	10/2002	$(4)
Buy	BP	7,641	10/2002	289
Buy	C$	16,183	10/2002	(421)
Sell		2,180	10/2002	11
Buy	DK	1,059	12/2002	2
Buy	EC	22,440	11/2002	156
Buy	H$	21,353	10/2002	0
Buy	JY	6,087,069	03/2003	3,534
Buy		6,528,810	12/2002	(1,512)
Sell		588,413	12/2002	(44)
Sell	N$	5,954	10/2002	0
Buy	SK	3,118	12/2002	5

				$2,016

(h) Principal amount denoted in indicated currency:

A$—Australian Dollar
BF—Belgian Franc
BP—British Pound
C$—Canadian Dollar
DK—Danish Krone
EC—Euro
H$—Hong Kong Dollar
JY—Japanese Yen
N$—New Zealand Dollar
SK—Swedish Krona

160	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

(i) Swap agreements outstanding at September 30, 2002:

Type		Notional Amount	Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 4.500% and pay floating rate based on 6-month EC-LIBOR.
Broker: Merrill Lynch Exp. 03/19/2004	EC	21,100	$37
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 4.500%.
Broker: Merrill Lynch Exp. 09/19/2003		21,100	(38)
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Broker: UBS—Warburg Exp. 03/15/2017		3,900	27
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Broker: Morgan Stanley Exp. 03/15/2032		7,100	154
Receive a fixed rate equal to 4.500% and pay floating rate based on 6-month EC-LIBOR.
Broker: Merrill Lynch Exp. 03/19/2004		21,100	147
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 5.000%.
Broker: Goldman Sachs Exp. 06/17/2012		800	(29)
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 5.500%.
Broker: Lehman Brothers, Inc. Exp. 12/15/2031		1,000	(57)
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 5.500%.
Broker: Morgan Stanley Exp. 12/15/2031		10,700	(815)
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 6.000%.
Broker: J.P. Morgan Chase & Co. Exp. 03/15/2031		5,400	(836)
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Broker: J.P. Morgan Chase & Co. Exp. 03/15/2032		12,400	350
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 5.000%.
Broker: Salomon Brothers, Inc. Exp. 06/17/2012		40,500	(2,089)
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 6.000%.
Broker: Morgan Stanley Exp. 03/15/2031		7,200	(1,041)
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Broker: J.P. Morgan Chase & Co. Exp. 03/15/2017		4,200	51
Receive a fixed rate equal to 5.500% and pay floating rate based on 6-month BP-LIBOR.
Broker: Morgan Stanley Exp. 03/15/2008	BP	4,500	319
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Broker: Morgan Stanley Exp. 0./15/2032		4,700	(200)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Broker: J.P. Morgan Chase & Co. Exp. 03/15/2032		6,900	(156)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Broker: J.P. Morgan Chase & Co. Exp. 03/15/2017		2,600	(20)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Broker: UBS—Warburg Exp. 03/15/2017		2,600	(18)
Receive a fixed rate equal to 5.500% and pay floating rate based on 6-month BP-LIBOR.
Broker: Merrill Lynch Exp. 03/15/2004		7,300	357
Receive a fixed rate equal to 5.250% and pay floating rate based on 6-month BP-LIBOR.
Broker: Goldman Sachs Exp. 03/15/2006		2,300	133
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.500%.
Broker: Morgan Stanley Exp. 03/15/2016		10,940	(163)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.500%.
Broker: Lehman Brothers, Inc. Exp. 03/15/2016		15,000	(179)
Receive floating rate based on 3-month H$-HIBOR and pay a fixed rate equal to 5.550%.
Broker: Goldman Sachs Exp. 03/16/2006	H$	6,000	(66)

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	161

Schedule of Investments (Cont.)
Global Bond Fund
September 30, 2002 (Unaudited)

Receive floating rate based on 3-month H$-HIBOR and pay a fixed rate equal to 5.906%.
Broker: Goldman Sachs Exp. 07/11/2006	H$	221,000	$(2,879)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 0.660%.
Broker: UBS—Warburg Exp. 06/17/2007	JY	2,590,000	(313)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 1.310%.
Broker: Goldman Sachs Exp. 07/14/2005		693,000	(178)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 2.035%.
Broker: Goldman Sachs Exp. 05/18/2010		1,160,000	(914)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 1.300%.
Broker: Goldman Sachs Exp. 09/21/2011		1,040,000	(231)
Receive a fixed rate equal to 5.710% and pay floating rate based on 3-month LIBOR.
Broker: Goldman Sachs Exp. 07/11/2006		$28,300	2,903
Receive a fixed rate equal to 5.440% and pay floating rate based on 3-month LIBOR.
Broker: Goldman Sachs Exp. 03/19/2006		800	72
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Broker: Morgan Stanley Exp. 12/17/2031		5,500	(1,106)
Pay total return on Lehman Brothers Intermediate Government Bond Index and receive floating rate based on 1-month LIBOR less 0.250%.
Broker: Lehman Brothers, Inc. Exp. 10/01/2002		5,500	0
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Broker: Goldman Sachs Exp. 12/17/2031		13,400	(2,176)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Broker: Bank of America Exp. 12/18/2012		22,000	(66)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Broker: Bank of America Exp. 12/18/2022		58,800	(7,163)
Receive a fixed rate equal to 6.000% and pay floating rate based on 3-month LIBOR.
Broker: UBS—Warburg Exp. 12/18/2004		9,900	270
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Broker: Lehman Brothers, Inc. Exp. 12/18/2012		9,000	(42)
Receive a fixed rate equal to 0.460% and the Fund will pay to the counterparty at par in the event of default of Vodafone Group PLC 7.750% due 02/15/2010.
Broker: Lehman Brothers, Inc. Exp. 09/10/2003		3,300	(29)
Receive a fixed rate equal to 1.160% and the Fund will pay to the counterparty at par in the event of default of United Mexican States 9.750% due 04/06/2005.
Broker: J.P. Morgan Chase & Co. Exp. 12/17/2002		1,200	2
Receive a fixed rate equal to 1.080% and the Fund will pay to the counterparty at par in the event of default of United Mexican States 9.750% due 04/06/2006.
Broker: J.P. Morgan Chase & Co. Exp. 12/18/2002		1,100	2
Receive a fixed rate equal to 7.100% and the Fund will pay to the counterparty at par in the event of default of Federative Republic of Brazil 11.125% due 09/30/2004.
Broker: J.P. Morgan Chase & Co. Exp. 02/14/2004		1,700	(658)
Pay a fixed rate equal to 3.600% and the Fund will receive from the counterparty at par in the event of default of Federative Republic of Brazil 11.125% due 09/30/2004.
Broker: J.P. Morgan Chase & Co. Exp. 02/14/2003		1,700	265
Receive a fixed rate equal to 1.550% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 2.750% due 07/17/2016.
Broker: J.P. Morgan Chase & Co. Exp. 03/21/2003		2,000	(2)

162	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

Receive a fixed rate equal to 7.100% and the Fund will pay to the counterparty at par in the event of default of Federative Republic of Brazil 8.000% due 04/15/2014.
Broker: J.P. Morgan Chase & Co. Exp. 02/14/2004	$200	$(39)
Pay a fixed rate equal to 3.600% and the Fund will receive from the counterparty at par in the event of default of Federative Republic of Brazil 8.000% due 04/15/2004.
Broker: J.P. Morgan Chase & Co. Exp. 02/14/2003	200	13

		$(16,401)

Type	Fixed Spread (%)	Notional Amount	Unrealized (Depreciation)

Receive a fixed spread and pay the 5-year Swap Spread. The 5-year Swap Spread is the difference between the 5-year Swap Rate and the 5-year Treasury Rate.
Broker: Morgan Stanley Exp. 11/15/2002	0.516	$119,900	$(1,359)
Receive a fixed spread and pay the 5-year Swap Spread. The 5-year Swap Spread is the difference between the 5-year Swap Rate and the 5-year Treasury Rate.
Broker: Bank of America Exp. 11/15/2002	0.655	35,900	(249)
Receive a fixed spread and pay the 5-year Swap Spread. The 5-year Swap Spread is the difference between the 5-year Swap Rate and the 5-year Treasury Rate.
Broker: Morgan Stanley Exp. 11/15/2002	0.560	35,900	(260)

			$(1,868)

(j) Short sales open at September 30, 2002 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

Fannie Mae	6.000	10/21/2017	$3,000	$3,114	$3,105
Republic of Venezuela	2.875	12/18/2007	2,357	1,780	1,857
U.S. Treasury Notes	5.500	05/15/2009	43,500	49,672	48,303
U.S. Treasury Notes	6.000	08/15/2009	2,000	2,342	2,311
U.S. Treasury Notes	5.000	08/15/2011	9,400	10,442	10,291
U.S. Treasury Notes	3.500	11/15/2006	3,500	3,650	3,612
U.S. Treasury Notes	4.875	02/15/2012	1,300	1,433	1,403
U.S. Treasury Notes	4.375	05/15/2007	34,900	37,680	36,863

				$110,113	$107,745

(k) Principal amount of security is adjusted for inflation.

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	163

Schedule of Investments
Global Bond Fund II
September 30, 2002 (Unaudited)

	Principal Amount (000s)		Value (000s)

AUSTRALIA (i)(j) 2.6%
Asian Development Bank
5.375% due 09/15/2003	A$	600	$326
5.250% due 09/15/2004		600	328
Crusade Global Trust
2.230% due 02/15/2030 (a)		$695	696
Homeside Mortgage Securities Trust
2.580% due 01/20/2027 (a)		161	161
Medallion Trust
2.210% due 07/12/2031 (a)		513	514
Superannuation Members Home Loans Global Fund
2.141% due 06/15/2026 (a)		240	240
Torrens Trust
2.040% due 07/15/2031 (a)		220	221

Total Australia (Cost $2,584)			2,486

BELGIUM (i)(j) 1.8%
Kingdom of Belgium
7.000% due 11/21/2004	BF	5,800	153
6.250% due 03/28/2007	EC	500	545
7.500% due 07/29/2008		900	1,051

Total Belgium (Cost $1,636)			1,749

CANADA (i)(j) 0.6%
Commonwealth of Canada
5.500% due 06/01/2010	C$	800	529

Total Canada (Cost $533)			529

CAYMAN ISLANDS (i)(j) 0.7%
International Credit Recovery—Japan
0.470% due 08/25/2005 (a)	JY	7,308	60
MBNA Master Credit Card Trust
3.478% due 05/19/2004 (a)	EC	280	277
Redwood Capital II Ltd.
5.018% due 01/01/2004 (a)		$300	299
SHL Corp. Ltd.
0.768% due 12/25/2024 (a)	JY	4,742	39

Total Cayman Islands (Cost $701)			675

DENMARK (i)(j) 0.7%
Nykredit
6.000% due 10/01/2029	DK	3,868	517
Unikredit Realkredit
6.000% due 07/01/2029		967	130

Total Denmark (Cost $528)			647

FRANCE (i)(j) 4.6%
Axa SA
3.750% due 01/01/2017	EC	50	44
Compagnie Financiere de CIC-UE
3.173% due 10/29/2049 (a)		$300	297
France Telecom SA
0.466% due 06/19/2003 (a)	JY	100,000	797
Republic of France
4.000% due 04/25/2009 (b)	EC	1,170	1,157
4.000% due 10/25/2009		2,260	2,226

Total France (Cost $3,998)			4,521

GERMANY (i)(j) 49.1%
Commerzbank AG
3.842% due 10/25/2032 (a)	EC	800	794
Depfa Pfandbriefbank
4.750% due 07/15/2008		130	133
5.750% due 03/04/2009		130	140
Landesbank Baden-Wuerttemberg AG
5.500% due 04/02/2007		90	95
Landesbank NRW
4.750% due 09/28/2007		190	195
Landesbank Rheinland-Pfalz
4.750% due 04/04/2008		210	215
Republic of Germany
6.500% due 10/14/2005 (b)		16,200	17,458
6.000% due 01/05/2006 (b)		2,600	2,776
6.250% due 04/26/2006 (b)		5,000	5,403
4.500% due 08/18/2006 (a)(b)		3,600	3,691
6.000% due 07/04/2007 (b)		2,000	2,183
5.250% due 01/04/2011 (b)		3,000	3,183
6.500% due 07/04/2027 (b)		5,000	6,036
5.625% due 01/04/2028 (b)		1,000	1,087
6.250% due 01/04/2030 (b)		2,000	2,373
5.500% due 01/04/2031 (b)		1,500	1,624

Total Germany (Cost $43,408)			47,386

GREECE (i)(j) 0.1%
Hellenic Republic
5.580% due 06/17/2003 (a)	EC	22	22
5.240% due 10/23/2003 (a)		99	98

Total Greece (Cost $156)			120

IRELAND (i)(j) 0.6%
Diageo Enterprises PLC
3.358% due 12/19/2002 (a)	EC	600	592

Total Ireland (Cost $537)			592

ITALY (i)(j) 6.0%
Findomestic Securitisation Vehicle SRL
3.608% due 12/20/2008 (a)	EC	900	891
First Italian Auto Transaction
3.730% due 07/01/2008 (a)		1,090	1,071
Republic of Italy
4.750% due 07/01/2005 (b)		1,680	1,722
7.750% due 11/01/2006 (b)		700	798
4.500% due 05/01/2009 (b)		1,280	1,297

Total Italy (Cost $4,964)			5,779

MEXICO (i)(j) 0.8%
Bancomext Trust
8.000% due 08/05/2003		$70	73
Petroleos Mexicanos
8.850% due 09/15/2007		140	151
9.375% due 12/02/2008		190	205
United Mexican States
10.375% due 01/29/2003	DM	200	103
United Mexican States—8BR
4.000% due 03/11/2004	JY	13,000	110
United Mexican States—8RG
4.000% due 03/11/2004		7,000	60

Total Mexico (Cost $694)			702

164	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

	Principal Amount (000s)		Value (000s)

NETHERLANDS (i)(j) 1.3%
Deutsche Telekom International Finance BV
7.750% due 06/15/2005		$200	$215
8.250% due 06/15/2030		200	219
Kingdom of Netherlands
6.000% due 01/15/2006	EC	800	853

Total Netherlands (Cost $1,190)			1,287

NEW ZEALAND (i)(j) 0.2%
Commonwealth of New Zealand
4.500% due 02/15/2016	N$	430	237

Total New Zealand (Cost $239)			237

PANAMA 0.6%
Republic of Panama
9.375% due 07/23/2012		$300	291
4.750% due 07/17/2014		311	252

Total Panama (Cost $573)			543

PERU 0.9%
Republic of Peru
9.125% due 02/21/2012		$200	163
4.000% due 03/07/2017		250	150
4.500% due 03/07/2017		294	198
Republic of Peru—REGS
9.125% due 02/21/2012		400	327

Total Peru (Cost $958)			838

SPAIN (i)(j) 5.7%
Hipotebansa Mortgage Securitization Fund
3.496% due 01/18/2018 (a)	EC	271	269
3.506% due 07/18/2022 (a)	SP	638	629
Kingdom of Spain
4.950% due 07/30/2005	EC	1,620	1,670
5.150% due 07/30/2009 (a)		1,990	2,087
5.350% due 10/31/2011 (b)		800	845

Total Spain (Cost $4,872)			5,500

SUPRANATIONAL (i)(j) 1.6%
Eurofima
4.750% due 07/07/2004	SK	7,200	777
European Investment Bank
6.000% due 05/07/2003	BP	250	398
8.000% due 06/10/2003		250	404

Total Supranational (Cost $1,544)			1,579

SWEDEN (i)(j) 0.3%
Kingdom of Sweden
5.000% due 01/28/2009	SK	2,300	252

Total Sweden (Cost $227)			252

UNITED KINGDOM (i)(j) 10.7%
Abbey National Treasury Service PLC
7.625% due 12/30/2002	BP	280	444
Bauhaus Securities Ltd.
3.712% due 10/30/2052 (a)	EC	734	725
British Telecom PLC
3.121% due 12/15/2003 (a)		$1,200	1,198
Core
2.185% due 03/17/2009 (a)		207	206
Haus Ltd.
3.612% due 12/14/2037 (a)	EC	1,402	1,389
Lloyds TSB Bank PLC
5.625% due 07/15/2049 (a)		590	593
Originated Mortgage Loans PLC
3.893% due 12/15/2031 (a)		50	49
United Kingdom Gilt
7.500% due 12/07/2006	BP	250	444
7.250% due 12/07/2007 (b)		3,000	5,383

Total United Kingdom (Cost $10,138)			10,431

UNITED STATES (i)(j) 97.6%
Asset-Backed Securities 8.5%
AFC Home Equity Loan Trust
2.120% due 12/22/2027 (a)		$157	156
AMRESCO Residential Securities Mortgage Loan Trust
2.306% due 06/25/2029 (a)		171	172
Bayview Financial Acquisition Trust
2.200% due 11/25/2030 (a)		800	802
Bear Stearns Asset-Backed Securities, Inc.
2.170% due 10/25/2032 (a)		93	92
CDC Mortgage Capital Trust
2.180% due 01/10/2032 (a)		642	639
2.100% due 08/25/2032 (a)		98	98
Citibank Credit Card Master Trust
4.875% due 04/07/2005	DM	800	416
Conseco Finance Securitizations Corp.
2.193% due 10/15/2031 (a)(c)		$201	200
Countrywide Asset-Backed Certificates
2.100% due 08/25/2032 (a)		989	982
CS First Boston Mortgage Securities Corp.
2.083% due 12/15/2030 (a)		298	297
2.288% due 10/25/2032 (a)		380	381
First Alliance Mortgage Loan Trust
2.050% due 12/20/2027 (a)		290	290
First Franklin Mortgage Loan Trust Asset-Backed Certificates
2.160% due 09/25/2032 (a)		300	300
Irwin Home Equity Loan Trust
1.980% due 11/25/2011 (a)		3	3
MLCC Mortgage Investors, Inc.
2.203% due 03/15/2025 (a)		255	255
Providian Gateway Master Trust
2.043% due 03/15/2007 (a)		1,600	1,601
Providian Home Equity Loan Trust
2.130% due 06/25/2025 (a)		226	226
Residential Asset Securities Corp.
2.086% due 07/25/2032 (a)		888	882
Residential Funding Mortgage Securities II, Inc.
2.000% due 08/25/2014 (a)		376	376
Salomon Brothers Mortgage Securities VII, Inc.
2.243% due 11/15/2029 (a)		35	35

			8,203

Convertible Bonds & Notes 0.5%
Verizon Global Funding Corp.
5.750% due 04/01/2003		190	192
Verizon Global Funding Corp.—REGS
5.750% due 04/01/2003		300	302

			494

Corporate Bonds & Notes 7.7%
Ahold Finance USA, Inc.
6.875% due 05/01/2029		100	96
AOL Time Warner, Inc.
5.625% due 05/01/2005		600	572
AT&T Corp.
4.852% due 11/21/2003 (a)	EC	1,100	1,041
CIT Group, Inc.
2.462% due 04/07/2003 (a)		$50	50
5.625% due 05/17/2004		420	430

Schedule of Investments (Cont.)
Global Bond Fund II
September 30, 2002 (Unaudited)

	Principal Amount (000s)		Value (000s)

El Paso Corp.
7.125% due 05/06/2009	EC	300	$242
Ford Motor Credit Co.
1.000% due 12/22/2003 (a)	JY	14,000	113
5.750% due 02/23/2004		$150	150
3.726% due 10/25/2004 (a)		400	382
General Electric Finance Assurance
1.600% due 06/20/2011	JY	90,000	723
General Motors Acceptance Corp.
2.250% due 08/04/2003 (a)		$300	296
2.200% due 08/18/2003 (a)		340	335
J.P. Morgan & Co., Inc.
3.123% due 02/15/2012 (a)		100	101
Kinder Morgan, Inc.
6.450% due 03/01/2003		400	405
Limestone Electron Trust
8.625% due 03/15/2003		500	445
MGM Mirage, Inc.
6.950% due 02/01/2005		10	10
Norfolk Southern Corp.
2.621% due 02/28/2005 (a)		300	300
Pfizer, Inc.
0.800% due 03/18/2008	JY	69,000	575
Salomon Smith Barney Holdings, Inc.
4.720% due 10/21/2002 (a)	BP	200	315
Sprint Capital Corp.
5.875% due 05/01/2004		$50	43
Walt Disney Co.
3.900% due 09/15/2003		800	801

			7,425

Mortgage-Backed Securities 31.1%
Chase Mortgage Finance Corp.
6.550% due 08/25/2028		101	101
Citicorp Mortgage Securities, Inc.
6.500% due 07/25/2028-03/25/2029 (a)(d)		65	66
Fannie Mae
6.000% due 10/15/2032 (a)		2,600	2,670
5.500% due 10/21/2017-11/14/2032 (a)(d)		$6,000	6,095
Freddie Mac
5.125% due 01/15/2012	EC	300	307
4.750% due 01/15/2013		720	712
5.500% due 11/14/2032 (a)		$5,300	5,343
GMAC Commercial Mortgage Securities, Inc.
3.970% due 09/11/2006 (a)		500	480
Government National Mortgage Association
6.750% due 07/20/2022-07/20/2025 (a)(d)		579	597
7.750% due 09/20/2025-09/20/2026 (a)(d)		24	25
6.630% due 11/20/2021-11/20/2026 (a)(d)		199	206
7.625% due 12/20/2025-12/20/2026 (a)(d)		124	128
5.380% due 05/20/2028 (a)		93	96
6.000% due 08/15/2028-12/15/2028 (d)		5,539	5,732
5.250% due 01/20/2030 (a)		386	395
2.423% due 02/16/2030 (a)		624	631
2.473% due 02/16/2030 (a)		723	732
5.000% due 04/20/2030-05/20/2030 (a)(d)		838	860
4.250% due 06/20/2030 (a)		559	570
6.500% due 10/23/2032 (a)		500	521
J.P. Morgan Chase Commercial Mortgage Finance Corp.
6.465% due 11/15/2035		600	676
Puma Finance Ltd.
2.220% due 04/15/2031 (a)(e)		115	116
Residential Accredit Loans, Inc.
7.500% due 11/25/2029		163	164
Residential Funding Mortgage Securities I
5.691% due 09/25/2032 (a)		300	305
Residential Funding Mortgage Securities I, Inc.
6.250% due 02/25/2032		151	152
Residential Funding Mortgage Securities, Inc.
2.285% due 05/12/2032 (a)		781	782
Structured Asset Mortgage Investments, Inc.
6.534% due 06/25/2029 (a)		132	136
Washington Mutual Mortgage Securities Corp.
6.010% due 04/25/2031 (a)		138	141
5.240% due 10/25/2032 (a)		692	707
Wells Fargo Mortgage-Backed Securities Trust
4.972% due 09/25/2032 (a)		500	507

			29,953

Municipal Bonds & Notes 0.2%
Chicago, Illinois Water Revenue Bonds, (AMBAC Insured), Series 2001
5.000% due 11/01/2026		100	103
Louisville and Jefferson County, Kentucky Metro Sewer and Drain District Revenue Bonds, (MBIA Insured), Series 2001
5.000% due 05/15/2036		100	103

			206

	Shares
Preferred Security 0.8%
DG Funding Trust
4.105% due 12/29/2049 (a)		70	721

	Principal Amount (000s)
U.S. Government Agencies 8.8%
Fannie Mae
3.810% due 04/30/2004		$900	911
4.250% due 10/25/2004		900	912
Federal Home Loan Bank
4.375% due 08/15/2007		900	913
Freddie Mac
4.500% due 04/15/2005		1,000	1,013
Resolution Funding Corp.
0.000% due 10/15/2020		1,500	568
0.000% due 01/15/2021		5,300	1,979
Small Business Administration
6.640% due 02/01/2011		581	642
Tennessee Valley Authority
4.875% due 12/15/2016		400	430
5.880% due 04/01/2036		1,000	1,158

			8,526

U.S. Treasury Obligations 40.0%
Treasury Inflation Protected Securities (g)
3.375% due 01/15/2007 (f)		455	495
3.625% due 01/15/2008 (b)		4,348	4,797
3.875% due 04/15/2029		329	404
U.S. Treasury Bonds
11.250% due 02/15/2015		700	1,186
7.500% due 11/15/2016 (b)		2,400	3,183
8.875% due 08/15/2017		1,400	2,076
8.125% due 08/15/2019 (b)		6,600	9,329
8.125% due 08/15/2021		200	286
6.250% due 08/15/2023 (b)		5,600	6,680
6.625% due 02/15/2027		300	377
U.S. Treasury Notes
5.500% due 05/15/2009 (b)		700	799
6.000% due 08/15/2009		600	703
6.500% due 02/15/2010 (b)		6,800	8,208

			38,523

Total United States (Cost $89,904)			94,051

PURCHASED PUT OPTIONS 0.0%
Euribor June Futures (OTC)
Strike @ 93.500 Exp. 12/02/2002	EC	80,000	1
Eurodollar December Futures (CME)
Strike @ 95.750 Exp. 12/16/2002		$134,000	0
Freddie Mac (OTC)
6.500% due 12/12/2032
Strike @ 87.656 Exp. 12/05/2002		5,300	0

166	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

	Principal Amount (000s)		Value (000s)

Government National Mortgage Association (OTC)
6.000% due 12/19/2032
Strike @ 94.313 Exp. 12/12/2002		5,500	0
Japanese Government Bond December Futures (OTC)
Strike @ 125.000 Exp. 12/03/2002	JY	1,300,000	1
Republic of Germany (OTC)
6.000% due 01/05/2006
Strike @ 95.000 Exp. 10/03/2002	EC	2,000	0
Republic of Germany (OTC)
6.000% due 01/05/2006
Strike @ 96.000 Exp. 10/03/2002		12,000	0
Republic of Germany (OTC)
6.000% due 07/04/2007
Strike @ 98.000 Exp. 12/03/2002		17,600	0
Republic of Germany (OTC)
6.500% due 10/14/2005
Strike @ 98.000 Exp. 10/03/2002		16,500	0
U.S. Treasury Bond November Futures (CBOT)
Strike @ 92.000 Exp. 11/23/2002		$10,600	2
U.S. Treasury Note November Futures (CBOT)
Strike @ 94.000 Exp. 11/23/2002		35,000	6

Total Purchased Put Options (Cost $19)			10

SHORT-TERM INSTRUMENTS 8.0%
Commercial Paper 0.1%
Fannie Mae
1.730% due 12/05/2002 (f)		$35	35
Freddie Mac
1.700% due 10/31/2002 (f)		30	30

			65

Repurchase Agreement 2.4%
State Street Bank
1.550% due 10/01/2002 (Dated 09/30/2002. Collateralized by Fannie Mae 2.700% due 09/06/2004 valued at $2,333. Repurchase proceeds are $2,283.)		2,283	2,283

U.S. Treasury Bills 5.5%
1.604% due 11/14/2002—11/29/2002 (d)(f)		5,335	5,321

Total Short-Term Instruments (Cost $7,669)			7,669

Total Investments 194.5% (Cost $177,072)			$187,583
Written Options (h) (1.7%)			(1,663)
(Premiums $776)
Other Assets and Liabilities (Net) (92.8%)			(89,507)

Net Assets 100.0%			$96,413

Notes to Schedule of Investments (amounts in thousands):

(a) Variable rate security. The rate listed is as of September 30, 2002.

(b) Security, or portion thereof, subject to financing transaction.

(c) Security is in default.

(d) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(e) Restricted security.

(f) Securities with an aggregate market value of $1,144 have been segregated with the custodian to cover margin requirements for the following open futures contracts at September 30, 2002:

Type	# of Contracts	Unrealized Appreciation/ (Depreciation)

Euro-Bobl 5 Year Note (12/2002)	133	$191
EuroBond 10 Year Note (12/2002)	24	(35)
Euribor September Futures (09/2003)	7	(10)
Government of Japan 10 Year Note (12/2002)	14	(9)
U.S. Treasury 10 Year Note (12/2002)	129	363

		$500

(g) Principal amount of security is adjusted for inflation.

(h) Premiums received on written options:

Type	# of Contracts	Premium	Value

Call—OTC 3 Month LIBOR Interest Rate Swap
Strike @ 5.175 Exp. 10/04/2004	8,000,000	$248	$474
Call—OTC 3 Month LIBOR Interest Rate Swap
Strike @ 6.000 Exp. 10/20/2003	2,200,000	102	255
Put—OTC 3 Month LIBOR Interest Rate Swap
Strike @ 6.000 Exp. 10/20/2003	2,200,000	102	38
Call—OTC 3 Month LIBOR Interest Rate Swap
Strike @ 5.650 Exp. 11/19/2003	3,200,000	109	298
Call—OTC 3 Month LIBOR Interest Rate Swap
Strike @ 5.500 Exp. 01/07/2005	5,200,000	114	360
Call—OTC 3 Month LIBOR Interest Rate Swap
Strike @ 5.480 Exp. 04/03/2006	1,000,000	30	85
Call—OTC 3 Month LIBOR Interest Rate Swap
Strike @ 3.500 Exp. 03/24/2003	6,495,000	51	33
Call—CBOT U.S. Treasury Note December Futures
Strike @ 108.000 Exp. 11/23/2002	15	20	120

		$776	$1,663

(i) Foreign forward currency contracts outstanding at September 30, 2002:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation/ (Depreciation)

Sell	A$	1,103	10/2002	$9
Sell		268	11/2002	0
Buy	BP	100	10/2002	0
Sell		1,319	10/2002	(51)
Sell	C$	747	10/2002	5
Sell	DK	6,896	12/2002	(13)
Buy	EC	530	11/2002	5
Sell		27,290	11/2002	(165)
Buy	H$	5,088	10/2002	0
Buy	JY	38,268	12/2002	0
Sell		433,021	12/2002	112
Sell	N$	664	10/2002	0
Sell	SK	10,307	12/2002	(19)

				$(117)

(j) Principal amount denoted in indicated currency:

A$—Australian Dollar
BP—British Pound
C$—Canadian Dollar
DK—Danish Krone
EC—Euro
H$—Hong Kong Dollar
JY—Japanese Yen
N$—New Zealand Dollar
SP—Spanish Peseta
SK—Swedish Krona

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	167

Schedule of Investments (Cont.)
Global Bond Fund II
September 30, 2002 (Unaudited)

(k) Swap agreements outstanding at September 30, 2002:

Type	Notional Amount		Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 4.500% and pay floating rate based on 6-month EC-LIBOR.
Broker: Merrill Lynch Exp. 03/19/2004	EC	5,000	$9
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 4.500%.
Broker: Merrill Lynch Exp. 09/19/2003		5,000	(9)
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Broker: Morgan Stanley Exp. 03/15/2032		1,400	30
Receive a fixed rate equal to 4.500% and pay floating rate based on 6-month EC-LIBOR.
Broker: Merrill Lynch Exp. 03/19/2004		5,000	52
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 5.500%.
Broker: Morgan Stanley Exp. 12/15/2031		2,900	(220)
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Broker: J.P. Morgan Chase & Co. Exp. 03/15/2032		3,800	106
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 5.000%.
Broker: CITIBANK N.A., London Exp. 06/17/2012		3,700	(172)
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 6.000%.
Broker: Morgan Stanley Exp. 03/15/2031		1,500	(217)
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Broker: J.P. Morgan Chase & Co. Exp. 03/15/2017		1,300	16
Receive a fixed rate equal to 5.500% and pay floating rate based on 6-month BP-LIBOR.
Broker: Morgan Stanley Exp. 03/15/2008	BP	900	64
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Broker: Morgan Stanley Exp. 03/15/2032		1,000	(43)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Broker: J.P. Morgan Chase & Co. Exp. 03/15/2032	BP	2,100	(47)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Broker: J.P. Morgan Chase & Co. Exp. 03/15/2017		800	(6)
Receive a fixed rate equal to 5.500% and pay floating rate based on 6-month BP-LIBOR.
Broker: Merrill Lynch Exp. 03/15/2004		1,700	83
Receive a fixed rate equal to 5.250% and pay floating rate based on 6-month BP-LIBOR.
Broker: Goldman Sachs Exp. 03/15/2006		400	23
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.500%.
Broker: Morgan Stanley Exp. 03/15/2016		2,680	(41)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.500%.
Broker: Lehman Brothers, Inc. Exp. 03/15/2016		3,500	(42)
Receive floating rate based on 3-month H$-HIBOR and pay a fixed rate equal to 5.550%.
Broker: Goldman Sachs Exp. 03/16/2003	H$	4,300	(47)
Receive floating rate based on 3-month H$-HIBOR and pay a fixed rate equal to 5.906%.
Broker: Goldman Sachs Exp. 07/11/2006		50,000	(651)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 0.660%.
Broker: UBS—Warburg Exp. 06/17/2007	JY	660,000	(80)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 1.310%.
Broker: Goldman Sachs Exp. 07/14/2005		232,000	(59)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 2.020%.
Broker: Goldman Sachs Exp. 05/18/2010		226,000	(176)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 1.300%.
Broker: Goldman Sachs Exp. 09/21/2011		340,000	(75)

168	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

Receive a fixed rate equal to 5.710% and pay floating rate based on 3-month LIBOR.
Broker: Goldman Sachs Exp. 07/11/2006	$6,400	$657
Receive a fixed rate equal to 5.440% and pay floating rate based on 3-month LIBOR.
Broker: Goldman Sachs Exp. 03/19/2006	600	54
Pay total return on Lehman Brothers Intermediate Government Bond Index and receive floating rate based on 1-month LIBOR less 0.250%.
Broker: Lehman Brothers, Inc. Exp. 10/01/2002	1,600	0
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Broker: Bank of America Exp. 12/18/2012	3,500	(11)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Broker: Bank of America Exp. 12/18/2022	11,700	(1,415)
Receive a fixed rate equal to 6.000% and pay floating rate based on 3-month LIBOR.
Broker: UBS—Warburg Exp. 12/18/2004	7,300	199
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Broker: Lehman Brothers, Inc. Exp. 12/18/2012	2,300	(11)
Receive a fixed rate equal to 0.460% and the Fund will pay to the counterparty at par in the event of default of Vodafone Group PLC 7.750% due 02/15/2010.
Broker: Lehman Brothers, Inc. Exp. 09/10/2003	800	(7)
Receive a fixed rate equal to 1.160% and the Fund will pay to the counterparty at par in the event of default of United Mexican States 9.750% due 04/06/2005.
Broker: J.P. Morgan Chase & Co. Exp. 12/17/2002	300	1
Receive a fixed rate equal to 1.080% and the Fund will pay to the counterparty at par in the event of default of United Mexican States 9.750% due 04/06/2005.
Broker: J.P. Morgan Chase & Co. Exp. 12/18/2002	500	1
Receive a fixed rate equal to 7.100% and the Fund will pay to the counterparty at par in the event of default of Federative Republic of Brazil 11.125% due 09/30/2004.
Broker: J.P. Morgan Chase & Co. Exp. 02/14/2004	400	(155)
Pay a fixed rate equal to 3.600% and the Fund will receive from the counterparty at par in the event of default of Federative Republic of Brazil 11.125% due 09/30/2004.
Broker: J.P. Morgan Chase & Co. Exp. 02/14/2003	400	62
Receive a fixed rate equal to 1.550% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 2.750% due 07/17/2016.
Broker: J.P. Morgan Chase & Co. Exp. 03/21/2003	600	0

		$(2,127)

Type	Fixed Spread (%)	Notional Amount	Unrealized (Depreciation)

Receive a fixed spread and pay the 5-year Swap Spread. The 5-year Swap Spread is the difference between the 5-year Swap Rate and the 5-year Treasury Rate.
Broker: Morgan Stanley Exp. 11/15/2002	0.516	$1,600	$(18)
Receive a fixed spread and pay the 5-year Swap Spread. The 5-year Swap Spread is the difference between the 5-year Swap Rate and the 5-year Treasury Rate.
Broker: Bank of America Exp. 11/15/2002	0.655	22,900	(159)
Receive a fixed spread and pay the 5-year Swap Spread. The 5-year Swap Spread is the difference between the 5-year Swap Rate and the 5-year Treasury Rate.
Broker: Morgan Stanley Exp. 11/15/2002	0.560	22,900	(166)

			$(343)

(l) Short sales open at September 30, 2002 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

Republic of Venezuela	2.875	12/18/2007	$917	$692	$718
U.S. Treasury Notes	5.500	05/15/2009	10,600	12,104	11,771
U.S. Treasury Notes	6.000	08/15/2009	1,600	1,874	1,849
U.S. Treasury Notes	5.000	08/15/2011	3,300	3,666	3,613
U.S. Treasury Notes	4.375	05/15/2007	4,800	5,182	5,070

				$23,518	$23,020

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	169

Schedule of Investments
Emerging Markets Bond Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

BERMUDA 0.0%
IMEXA Export Trust
10.125% due 05/31/2003	$42	$16

Total Bermuda (Cost $42)		16

BRAZIL 19.7%
Republic of Brazil
3.062% due 04/15/2006 (a)	$16,506	10,874
11.500% due 03/12/2008	500	261
3.125% due 04/15/2009 (a)	3,853	1,926
11.000% due 01/11/2012	210	95
8.000% due 04/15/2014	22,074	10,790
3.062% due 04/15/2024 (a)	1,100	597
6.000% due 04/15/2024	1,250	712
8.875% due 04/15/2024 (b)	3,850	1,540
11.000% due 05/15/2027 (b)	5,900	2,404
12.250% due 03/06/2030 (b)	2,000	940
Republic of Brazil (BR)
14.500% due 10/15/2009	500	274
11.000% due 08/17/2040 (b)	9,600	4,166
Republic of Brazil (US)
14.500% due 10/15/2009	40	22
11.000% due 08/17/2040 (b)	37,794	16,724

Total Brazil (Cost $74,596)		51,325

BULGARIA 3.2%
Republic of Bulgaria
2.812% due 07/28/2011 (a)	$6,829	6,009
2.687% due 07/28/2012 (a)	1,448	1,306
2.687% due 07/28/2024 (a)	1,050	945

Total Bulgaria (Cost $8,156)		8,260

CHILE 0.4%
Republic of Chile
5.625% due 07/23/2007	$250	263
7.125% due 01/11/2012	740	807

Total Chile (Cost $1,022)		1,070

CROATIA 0.2%
Republic of Croatia
2.687% due 07/31/2010 (a)	$640	635

Total Croatia (Cost $638)		635

ECUADOR 2.4%
Republic of Ecuador
12.000% due 11/15/2012	$1,380	724
5.000% due 08/15/2030	5,200	1,924
6.000% due 08/15/2030 (b)	10,185	3,733

Total Ecuador (Cost $8,916)		6,381

MALAYSIA 4.9%
Republic of Malaysia
7.500% due 07/15/2011 (b)	$10,990	12,745

Total Malaysia (Cost $11,598)		12,745

MEXICO 21.9%
Telefonos de Mexico S.A.
8.250% due 01/26/2006	$1,000	1,046
United Mexican States
9.750% due 04/06/2005	250	279
8.500% due 02/01/2006	1,000	1,085
8.500% due 02/01/2006	500	548
9.875% due 02/01/2010	2,020	2,293
7.500% due 01/14/2012	2,790	2,828
8.125% due 12/30/2019 (b)	1,770	1,730
6.250% due 12/31/2019 (b)	9,675	9,361
8.000% due 09/24/2022	8,900	8,488
8.300% due 08/15/2031 (b)	14,450	14,053
United Mexican States (MX)
10.375% due 02/17/2009	585	679
8.375% due 01/14/2011 (b)	4,600	4,842
11.375% due 09/15/2016	1,450	1,787
11.500% due 05/15/2026 (b)	3,800	4,775
United Mexican States (US)
10.375% due 02/17/2009	250	291
8.375% due 01/14/2011 (b)	1,370	1,445
11.375% due 09/15/2016	1,030	1,269
11.500% due 05/15/2026 (b)	255	322
United Mexican States Value Recovery Right
0.000% due 06/30/2003 (a)	9,712	29

Total Mexico (Cost $57,111)		57,150

MOROCCO 0.7%
Kingdom of Morocco
2.750% due 01/05/2009 (a)	$150	133
Morroco Restructured Tranche A
2.687% due 01/01/2009 (a)	2,080	1,841

Total Morocco (Cost $2,016)		1,974

NIGERIA 0.6%
Central Bank of Nigeria
6.250% due 11/15/2020	$2,750	1,609
Central Bank of Nigeria—Warrant
0.000% due 11/15/2020 (a)	1	0

Total Nigeria (Cost $1,720)		1,609

PANAMA 5.0%
Republic of Panama
8.250% due 04/22/2008	$890	857
9.375% due 07/23/2012	4,720	4,578
4.750% due 07/17/2014	5,480	4,439
2.625% due 07/17/2016 (a)	23	16
8.875% due 09/30/2027	30	28
9.375% due 04/01/2029	175	178
Republic of Panama (PA)
9.625% due 02/08/2011	250	247
Republic of Panama (US)
9.625% due 02/08/2011	2,620	2,600

Total Panama (Cost $13,180)		12,943

PERU 6.1%
Republic of Peru
9.125% due 02/21/2012	$17,671	14,446
4.000% due 03/07/2017	1,969	1,179
4.500% due 03/07/2017	368	248

Total Peru (Cost $17,483)		15,873

170	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

PHILIPPINES 0.2%
Republic of Philippines
6.500% due 12/01/2017	$500	$465

Total Philippines (Cost $402)		465

POLAND 1.0%
Republic of Poland
6.000% due 10/27/2014	$1,534	1,540
3.750% due 10/27/2024 (b)	1,190	980

Total Poland (Cost $2,350)		2,520

QATAR 1.6%
State of Qatar (QA)
9.750% due 06/15/2030 (b)	$1,930	2,388
State of Qatar (US)
9.750% due 06/15/2030	1,425	1,763

Total Qatar (Cost $3,789)		4,151

RUSSIA 22.9%
Republic of Ukraine
11.000% due 03/15/2007	$2,016	2,104
Russian Federation
11.750% due 06/10/2003 (b)	1,380	1,452
8.750% due 07/24/2005	20	21
10.000% due 06/26/2007	1,200	1,299
8.250% due 03/31/2010	1,653	1,652
11.000% due 07/24/2018	1,950	2,124
12.750% due 06/24/2028 (b)	2,100	2,552
5.000% due 03/31/2030	68,471	48,440

Total Russia (Cost $56,545)		59,644

SOUTH AFRICA 0.6%
Republic of South Africa
7.375% due 04/25/2012	$1,415	1,495

Total South Africa (Cost $1,400)		1,495

SOUTH KOREA 0.2%
Korea Deposit Insurance
2.500% due 12/11/2005	$500	541

Total South Korea (Cost $526)		541

TUNISIA 1.6%
Banque Centrale De Tunisie
7.375% due 04/25/2012	$4,090	4,080

Total Tunisia (Cost $4,040)		4,080

UNITED STATES 0.7%
Corporate Bonds & Notes 0.7%
Pemex Project Funding Master Trust
8.000% due 11/15/2011	$1,750	1,761

Total United States (Cost $1,761)		1,761

VENEZUELA 0.0%
Republic of Venezuela Oil Linked Payment Obligation
0.000% due 04/15/2020 (a)	$4	0

Total Venezuela (Cost $0)		0

SHORT-TERM INSTRUMENTS 55.2%
Commercial Paper 49.7%
Abbey National North America
1.750% due 12/12/2002	$13,000	12,956
BP Amoco Capital PLC
1.970% due 10/01/2002	7,000	7,000
CBA (de) Finance
1.750% due 11/27/2002	11,000	10,970
Danske Corp.
1.750% due 10/15/2002	5,000	4,997
1.750% due 12/19/2002	6,500	6,489
Fannie Mae
1.710% due 11/20/2002	8,000	7,981
Federal Home Loan Bank
1.658% due 10/23/2002	13,000	12,987
1.700% due 10/30/2002	5,000	4,993
1.725% due 10/30/2002	5,800	5,792
1.695% due 11/01/2002	8,000	7,988
Freddie Mac
1.720% due 10/22/2002	8,000	7,992
HBOS Treasury Services PLC
1.770% due 11/20/2002	3,500	3,498
Pfizer, Inc.
1.730% due 10/28/2002	4,000	3,997
Rabobank Nederland NV
1.920% due 10/01/2002	7,000	7,000
TotalFinaElf SA
1.740% due 10/31/2002	13,000	12,981
UBS AG
1.970% due 10/01/2002	12,000	12,000

		129,621

Repurchase Agreement 2.4%
State Street Bank
1.550% due 10/01/2002 (Dated 09/30/2002. Collateralized by Federal Home Loan Bank 2.770% due 08/19/2004 valued at $6,285. Repurchase proceeds are $6,158)	6,158	6,158

U.S. Treasury Bills 3.1%
1.608% due 11/14/2002-11/29/2002 (g)	8,000	7,981

Total Short-Term Instruments (Cost $143,760)		143,760

Total Investments 149.1% (Cost $411,051)		$388,398
Other Assets and Liabilities (Net) (49.1%)		(127,919)

Net Assets 100.0%		$260,479

Notes to Schedule of Investments (amounts in thousands):

(a) Variable rate security. The rate listed is as of September 30, 2002.

(b) Security, or a portion thereof, subject to financing transaction.

(c) Foreign forward currency contracts outstanding at September 30, 2002:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation

Buy	EC	2,800	11/2002	$21

(d) Principal amount denoted in indicated currency:

EC—Euro

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	171

Schedule of Investments (Cont.)
Emerging Markets Bond Fund
September 30, 2002 (Unaudited)

(e) Swap agreements outstanding at September 30, 2002:

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 9.050% and the Fund will pay to the counterparty at par in the event of default of Federative Republic of Brazil 8.000% due 04/15/2014.
Broker: Goldman Sachs Exp. 04/15/2014	$2,000	$(574)
Receive a fixed rate equal to 1.160% and the Fund will pay to the counterparty at par in the event of default of United Mexican States 9.750% due 04/06/2005.
Broker: J.P. Morgan Chase & Co. Exp. 12/17/2002	1,500	3
Receive a fixed rate equal to 1.500% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 8.875% due 09/30/2027.
Broker: Credit Suisse First Boston Exp. 09/30/2027	2,500	1
Receive a fixed rate equal to 8.250% and the Fund will pay to the counterparty at par in the event of default of Federative Republic of Brazil 10.125% due 05/15/2027.
Broker: Credit Suisse First Boston Exp. 03/11/2009	14,000	(7,115)
Receive a fixed rate equal to 1.250% and the Fund will pay to the counterparty at par in the event of default of Federative Republic of Brazil 8.000% due 04/15/2014.
Broker: J.P. Morgan Chase & Co. Exp. 10/23/2002	4,000	(126)
Receive a fixed rate equal to 1.500% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Broker: Credit Suisse First Boston Exp. 04/24/2003	2,500	(13)
Receive a fixed rate equal to 1.900% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 4.500% due 03/07/2017.
Broker: J.P. Morgan Chase & Co. Exp. 05/01/2003	2,000	(30)
Receive a fixed rate equal to 7.850% and the Fund will pay to the counterparty at par in the event of default of Federative Republic of Brazil 3.063% due 04/15/2006.
Broker: Goldman Sachs Exp. 05/09/2004	3,000	(1,162)
Receive a fixed rate equal to 1.750% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Broker: J.P. Morgan Chase & Co. Exp. 05/24/2003	5,000	(88)
Receive a fixed rate equal to 1.200% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 2.750% due 07/17/2016.
Broker: J.P. Morgan Chase & Co. Exp. 05/24/2003	3,000	(13)
Receive a fixed rate equal to 1.570% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Broker: Goldman Sachs Exp. 05/29/2003	1,500	(4)
Receive a fixed rate equal to 1.820% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 9.625% due 02/08/2011.
Broker: Goldman Sachs Exp. 11/30/2003	3,000	(27)
Receive a fixed rate equal to 0.700% and the Fund will pay to the counterparty at par in the event of default of United Mexican States 8.500% due 02/01/2006.
Broker: Merrill Lynch Exp. 11/08/2002	2,000	0

		$(9,148)

(f) Short sales open at September 30, 2002 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

Republic of Venezuela	2.875	12/18/2007	$13,357	$10,084	$10,437

(g) Securities are grouped by coupon or range of coupons and represent a range of maturities.

172	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

Schedule of Investments
Strategic Balanced Fund
September 30, 2002 (Unaudited)

	Shares	Value (000s)

PIMCO FUNDS (a) 100.1%
StocksPLUS	3,974,815	$29,135
Total Return	2,023,937	22,021

Total Investments 100.1%		$51,156
(Cost $65,229)
Other Assets and Liabilities (Net) (0.1%)		(59)

Net Assets 100.0%		$51,097

Notes to Schedule of Investments (amounts in thousands):

(a) Institutional Class of each PIMCO Fund.

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	173

Schedule of Investments
All Asset Fund
September 30, 2002 (Unaudited)

	Shares	Value (000s)

PIMCO FUNDS (a) 88.4%
CommodityRealReturn Strategy	53,531	$626
Emerging Markets Bond	100,843	836
Global Bond	16,659	156
Long-Term U.S. Government	41,618	482
Low Duration	37,135	382
Real Return	44,525	510
Real Return Asset	174,184	1,932
StocksPLUS Total Return	40,081	340
Total Return	7,709	84

Total Investments 88.4%		$5,348
(Cost $5,178)
Other Assets and Liabilities (Net) 11.6%		699

Net Assets 100.0%		$6,047

Notes to Schedule of Investments (amounts in thousands):

(a) Institutional Class of each PIMCO fund.

174	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

Schedule of Investments
Convertible Fund
September 30, 2002 (Unaudited)
	Principal Amount (000s)		Value (000s)

CORPORATE BONDS & NOTES 4.0%
Banking & Finance 4.0%
Citigroup, Inc.
5.625% due 08/27/2012		$1,000	$1,046

Total Corporate Bonds & Notes (Cost $993)			1,046

U.S. TREASURY OBLIGATIONS 2.3%
U.S. Treasury Notes
6.500% due 02/15/2010		500	604

Total U.S. Treasury Obligations (Cost $552)			604

PURCHASED PUT OPTIONS 0.0%
EchoStar Communications Corp.
Strike @ 10.000 Exp. 01/18/2003		10	4

Total Purchased Put Options (Cost $14)			4

CONVERTIBLE BONDS & NOTES 62.2%
Banking & Finance 18.1%
American International Group, Inc.
0.000% due 11/09/2031		1,000	626
Countrywide Credit Industries, Inc.
0.000% due 02/08/2031		700	555
Korea Deposit Insurance
2.500% due 12/11/2005		1,250	1,353
PMI Group, Inc.
2.500% due 07/15/2021		300	310
Swiss Life Finance Ltd.
2.000% due 05/20/2003	EC	600	578
Verizon Global Funding Corp.
5.750% due 04/01/2003		$800	805
0.000% due 05/15/2021		1,000	547

			4,774

Energy 1.7%
Transocean, Inc.
1.500% due 05/15/2021		500	455
Healthcare 12.8%
Allergan, Inc.
0.000% due 11/01/2020		450	288
Amgen, Inc.
0.000% due 03/01/2032		500	354
Lifepoint Hospitals, Inc.
4.500% due 06/01/2009		500	482
Medtronic, Inc.
1.250% due 09/15/2021		500	517
Roche Holdings, Inc.
0.010% due 01/19/2015		550	394
Total Renal Care Holdings
7.000% due 05/15/2009		500	490
Universal Health Services
0.426% due 06/23/2020		500	333
WellPoint Health Networks, Inc.
0.000% due 07/02/2019		500	497

			3,355

Industrials 17.4%
Brinker International, Inc.
0.000% due 10/10/2021		350	222
Costco Wholesale Corp.
0.000% due 08/19/2017		250	191
DDI Corp.
6.250% due 04/01/2007		500	113
EchoStar Communications Corp.
4.875% due 01/01/2007		500	379
Elan Finance Corp. Ltd.
0.000% due 12/14/2018		500	151
Kohl’s Corp.
0.000% due 06/12/2020		1,000	624
L-3 Communications Holdings, Inc.
4.000% due 09/15/2011		$400	484
Lowe’s Cos., Inc.
0.000% due 02/16/2021		500	391
Pride International, Inc.
0.000% due 04/24/2018		1,254	605
Tech Data Corp.
2.000% due 12/15/2021		500	416
Tyco International Group SA
0.000% due 02/12/2021		900	659
Vivendi Universal SA
2.000% due 03/08/2006	EC	363	348

			4,583

Technology 6.7%
Advanced Micro Devices, Inc.
4.750% due 02/01/2022		$600	356
First Data Corp.
2.000% due 03/01/2008		700	739
Siebel Systems, Inc.
5.500% due 09/15/2006		400	358
STMicroelectronics NV
0.000% due 09/22/2009		400	319

			1,772

Utilities 5.5%
Adelphia Communications Corp.
6.000% due 02/15/2006 (a)		500	38
Charter Communications, Inc.
4.750% due 06/01/2006		850	369
Liberty Media Corp.
4.000% due 11/15/2029		1,000	500
Telefonos de Mexico SA
4.250% due 06/15/2004		500	551

			1,458

Total Convertible Bonds & Notes (Cost $17,828)			16,397

CONVERTIBLE PREFERRED STOCK 21.8%
	Shares
Banking & Finance 9.2%
Equity Office Properties Trust
5.250% due 02/15/2008		8,000	344
Equity Residentials Properties Trust
7.250% due 12/31/2049		15,200	356
Ford Motor Co. Capital Trust II
6.500% due 01/15/2032		13,400	540
Travelers Property Casualty Corp.
4.500% due 04/15/2032		30,000	642
Washington Mutual, Inc.
5.375% due 05/03/2041		11,300,000	550

			2,432

Energy 3.3%
Kerr-McGee Corp.
5.500% due 08/02/2004		13,900	615
Valero Energy
7.750% due 08/18/2003		11,000	249

			864

Industrials 8.5%
Coltec Capital Trust
5.250% due 04/15/2028		15,000	444
Electronic Data Systems Corp.
7.625% due 08/17/2004		6,000	109
General Motors Corp.
4.500% due 03/06/2032		27,000	637
5.250% due 03/06/2032		27,000	604
Tribune Co.
2.000% due 05/15/2029		6,600	441

			2,235

Utilities 0.8%
TXU Corp.
8.125% due 05/16/2006		5,000	218

Total Convertible Preferred Stock (Cost $7,088)			$5,749

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	175

Schedule of Investments (Cont.)
Convertible Fund
September 30, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 0.0%
Healthcare 0.0%
Elan Corp. PLC SP—ADR (b)	1	$0

Total Common Stocks (Cost $0)		0

PREFERRED SECURITY 2.3%
Golden State Bancorp. 9.125% due 12/31/2049	23,000	607

Total Preferred Security (Cost $596)		607

SHORT-TERM INSTRUMENTS 7.1%
	Principal Amount (000s)
Commercial Paper 6.1%
Svenska Handelsbank, Inc. 1.750% due 12/18/2002	$500	498
UBS Finance, Inc.
1.970% due 10/01/2002	600	600
1.750% due 12/18/2002	500	498

		1,596

Repurchase Agreement 1.0%
State Street Bank
1.550% due 10/01/2002
(Dated 09/30/2002. Collateralized by Federal Home Loan Bank 2.000% due 10/08/2003 valued at $275. Repurchase proceeds are $269.)	269	269

Total Short-Term Instruments (Cost $1,865)		1,865

Total Investments 99.7% (Cost $28,936)		$26,272
Other Assets and Liabilities (Net) 0.3%		69

Net Assets 100.0%		$26,341

Notes to Schedule of Investments (amounts in thousands):

(a) Security is in default.

(b) Non-income producing security

(c) Foreign forward currency contracts outstanding at September 30, 2002:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation

Buy	EC	123	11/2002	$1

(d) Principal amount denoted in indicated currency:

EC—Euro

176	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

Schedule of Investments
European Convertible Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)		Value (000s)
CONVERTIBLE BONDS & NOTES 87.6%
Banking & Finance 49.3%
Axa SA
3.750% due 01/01/2017	EC	166	$145
BCP Finance Bank Ltd.
4.750% due 06/20/2011		200	178
Belgelectric Finance SA
0.000% due 08/04/2004		168	168
CIBA Specialty Chemical Investments Ltd.
1.250% due 07/24/2003		$200	197
Fortis (NL) NV
1.500% due 07/29/2004	EC	200	208
Fosters Finance Corp.
4.750% due 10/05/2003		$200	207
Hellenic Exchangeable Finance
2.000% due 08/02/2005	EC	150	156
Korea Deposit Insurance
2.500% due 12/11/2005		$250	271
Parmalat Finanziaria SpA
0.875% due 06/30/2021	EC	150	151
Swiss Re America
2.250% due 06/10/2004		$150	151
Verizon Global Funding Corp.
4.250% due 09/15/2005		150	151

			1,983

Healthcare 4.0%
Roche Holdings, Inc.
0.000% due 04/20/2010		200	122
0.010% due 01/19/2015		50	36

			158

Industrials 15.4%
British Aerospace
3.750% due 07/21/2006	BP	100	159
Siemens Nederland NV
1.000% due 08/10/2005	EC	100	95
Tyco International Group SA
0.000% due 02/12/2021		$200	147
Vivendi Universal SA
2.000% due 03/08/2006	EC	84	80
WPP Group PLC
2.000% due 04/11/2007	BP	100	138

			619

Technology 7.9%
STMicroelectronics NV
0.000% due 09/22/2009		$150	120
Thales SA
0.000% due 01/01/2007	EC	204	197

			317

Utilities 11.0%
France Telecom SA
4.125% due 11/29/2004		250	225
Korea Telecom Corp.
0.250% due 01/04/2007		$200	218

			443

Total Convertible Bonds & Notes (Cost $3,550)			3,520

SHORT-TERM INSTRUMENTS 35.8%
Repurchase Agreement 35.8%
State Street Bank
1.550% due 10/01/2002 (Dated 09/30/2002. Collateralized by Freddie Mac 3.250% due 12/15/2003 valued at $1,470. Repurchase proceeds are $1,440.)		$1,440	1,440

Total Short-Term Instruments (Cost $1,440)			1,440

Total Investments 123.4% (Cost $4,990)			$4,960

Other Assets and Liabilities (Net) (23.4%)			(940)

Net Assets 100.0%			$4,020

Notes to Schedule of Investments (amounts in thousands):

(a) Foreign forward currency contracts outstanding at September 30, 2002:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation/ (Depreciation)

Buy	BP	117	10/2002	$2
Sell		129	10/2002	(5)
Buy	EC	2,201	11/2002	18

				$15

(b) Principal amount denoted in indicated currency:

BP—British Pound
EC—Euro

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	177

Schecule of Investments
StocksPLUS Fund
September 30, 2002

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 27.7%
Banking & Finance 16.3%
Atlas Reinsurance PLC
5.740% due 10/04/2004 (a)	$7,000	$7,052
Bear Stearns Cos., Inc.
6.125% due 02/01/2003	1,100	1,114
2.380% due 05/24/2004 (a)	21,600	21,705
Beaver Valley Funding Corp.
8.250% due 06/01/2003	114	114
Capital One Bank
2.770% due 06/23/2003 (a)	5,400	5,366
Chrysler Financial Co. LLC
1.975% due 02/10/2003 (a)	9,600	9,584
CIT Group, Inc.
2.250% due 02/28/2003 (a)	2,600	2,596
7.375% due 03/15/2003	4,200	4,287
5.625% due 05/17/2004	1,900	1,946
7.125% due 10/15/2004	2,000	2,122
Ford Motor Credit Co.
2.660% due 04/17/2003 (a)	4,200	4,149
2.340% due 06/23/2003 (a)	2,100	2,063
6.700% due 07/16/2004	3,400	3,418
General Motors Acceptance Corp.
2.457% due 05/17/2004 (a)	5,800	5,655
Golden State Holdings
2.822% due 08/01/2003 (a)	6,000	5,981
Heller Financial, Inc.
2.188% due 04/28/2003 (a)	1,800	1,803
National Australia Bank Ltd.
2.382% due 05/19/2010 (a)	11,700	11,757
National Rural Utilities Cooperative Finance Corp.
2.820% due 04/26/2004 (a)	8,000	8,024
Popular North America, Inc.
3.510% due 10/15/2003 (a)	4,700	4,746
Republic New York Corp.
5.000% due 10/28/2002 (a)	100	100
Trinom Ltd.
5.879% due 12/18/2004 (a)	1,200	1,209
Western Capital
7.021% due 01/07/2003 (a)	7,300	7,300

		112,091

Industrials 7.4%
Air Canada
2.662% due 07/31/2005 (a)	6,545	5,228
Conoco, Inc.
2.750% due 10/15/2002 (a)	6,000	6,001
Enron Corp.
8.000% due 08/15/2005 (b)	1,100	226
Kroger Co.
7.150% due 03/01/2003	12,115	12,336
Limestone Electron Trust
8.625% due 03/15/2003	3,200	2,851
R.J. Reynolds Tobacco Holdings, Inc.
7.375% due 05/15/2003	2,400	2,452
TCI Communications, Inc.
2.520% due 03/11/2003 (a)	4,000	3,970
Walt Disney Co.
3.900% due 09/15/2003	4,700	4,708
Waste Management, Inc.
7.700% due 10/01/2002	9,200	9,200
7.000% due 10/01/2004	1,000	1,031
Weyerhaeuser Co.
3.045% due 09/15/2003 (a)	3,200	3,203

		51,206

Utilities 4.0%
Entergy Arkansas, Inc.
7.720% due 03/01/2003	3,700	3,770
France Telecom SA
4.576% due 03/14/2003 (a)	9,200	9,083
Georgia Power Co.
5.250% due 05/08/2003	3,800	3,857
Niagara Mohawk Power Co.
7.375% due 07/01/2003	1,815	1,874
Sprint Capital Corp.
5.700% due 11/15/2003	3,800	3,461
5.875% due 05/01/2004	5,250	4,540
7.900% due 03/15/2005	1,500	1,219

		27,804

Total Corporate Bonds & Notes (Cost $193,722)		191,101

U.S. TREASURY OBLIGATIONS 2.2%
Treasury Inflation Protected Securities (f)
3.625% due 01/15/2008 (c)	13,711	15,130

Total U.S. Treasury Obligations (Cost $13,832)		15,130

MORTGAGE-BACKED SECURITIES 40.3%
Collateralized Mortgage Obligations 16.9%
Bank Mart
6.883% due 03/01/2019 (a)(d)	2,489	2,522
Bank of America Mortgage Securities, Inc.
6.069% due 06/25/2031 (a)	151	151
Bear Stearns Adjustable Rate Mortgage Trust
6.184% due 12/25/2031 (a)	5,410	5,552
6.299% due 01/25/2032 (a)	930	942
Citicorp Mortgage Securities, Inc.
5.500% due 09/25/2031	8,729	8,981
Countrywide Home Loans, Inc.
6.050% due 04/25/2029	805	808
CS First Boston Mortgage Securities Corp.
6.960% due 06/20/2029	190	192
2.310% due 11/25/2031 (a)	6,359	6,373
2.250% due 02/25/2032 (a)	5,234	5,227
2.478% due 03/25/2032 (a)	9,950	9,910
DLJ Acceptance Trust
5.970% due 10/17/2020 (a)	64	65
Fannie Mae
6.260% due 04/25/2020	15	15
First Horizon Asset Securities, Inc.
7.000% due 05/25/2030	2,186	2,264
Freddie Mac
6.200% due 08/15/2021	972	979
5.500% due 11/15/2024	16,466	16,681
Fund America Investors Corp. II
7.184% due 06/25/2023 (a)	58	60
General Electric Capital Mortgage Services, Inc.
6.300% due 09/25/2023	265	268
6.250% due 10/25/2028	80	80
6.250% due 12/25/2028	1,435	1,502
Government National Mortgage Association
2.257% due 09/20/2030 (a)	79	79
Housing Securities, Inc.
4.505% due 07/25/2032 (a)	194	194
PNC Mortgage Securities Corp.
7.480% due 05/25/2040 (a)	883	892
Resecuritization Mortgage Trust
2.175% due 04/26/2021 (a)	49	49
Residential Funding Mortgage Securities, Inc.
6.599% due 03/25/2018 (a)	603	602
Salomon Brothers Mortgage Securities VII
6.951% due 12/25/2030 (a)	7,870	8,016
Structured Asset Mortgage Investments, Inc.
7.000% due 07/28/2028	4,545	4,554
9.066% due 06/25/2029 (a)	7,519	8,533
Structured Asset Securities Corp.
2.157% due 10/25/2027 (a)	4,062	4,058
2.410% due 03/25/2031 (a)	3,833	3,851
4.916% due 09/25/2036 (a)	338	338
TMA Mortgage Funding Trust
2.140% due 01/25/2029 (a)	1,952	1,952

178	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

	Principal Amount (000s)		Value (000s)

Washington Mutual Mortgage Securities Corp.
6.010% due 04/25/2031 (a)		$3,115	$3,169
Washington Mutual, Inc.
6.500% due 10/19/2029		17,385	17,927

			116,786

Fannie Mae 19.0%
6.000% due 04/01/2016—10/21/2017 (e)		95,505	99,191
6.252% due 12/01/2023 (a)		14	14
6.328% due 11/01/2027—04/01/2028 (a)(e)		317	324
6.446% due 07/01/2018—08/01/2029 (a)(e)		1,140	1,166
6.500% due 09/01/2005		1,858	1,908
6.764% due 02/01/2027 (a)		23	23
6.867% due 04/01/2018 (a)		83	85
7.000% due 02/01/2015—03/01/2015 (e)		12,735	13,481
7.500% due 09/01/2015—05/01/2016 (e)		10,986	11,684
7.900% due 05/01/2022 (a)		84	84
8.000% due 03/01/2030—07/01/2031 (e)		2,927	3,131

			131,091

Freddie Mac 0.3%
4.610% due 06/01/2022 (a)		181	186
5.540% due 07/01/2019 (a)		1,723	1,769
5.890% due 12/01/2022 (a)		294	301
8.500% due 04/01/2025—06/01/2025 (e)		55	59

			2,315

Government National Mortgage Association 4.1%
5.375% due 02/20/2026—02/20/2028 (a)(e)		6,882	7,093
6.625% due 12/20/2022—12/20/2027 (a)(e)		2,836	2,933
6.750% due 07/20/2018—07/20/2027 (a)(e)		12,271	12,653
7.000% due 10/23/2032 (a)		2,000	2,099
8.000% due 04/20/2030		3,080	3,293

			28,071

Stripped Mortgage-Backed Securities 0.0%
Fannie Mae (IO)
6.500% due 09/25/2008		45	5
6.500% due 02/25/2021		61	0
6.500% due 03/25/2023		1,214	138
7.000% due 07/25/2021		252	9
			152

Total Mortgage-Backed Securities (Cost $275,764)			278,415

ASSET-BACKED SECURITIES 7.2%
ABSC Long Beach Home Equity Loan Trust
2.100% due 08/21/2030 (a)		2,120	2,116
AFC Home Equity Loan Trust
1.910% due 06/25/2028 (a)		3,054	3,030
Ameriquest Mortgage Securities, Inc.
2.110% due 08/25/2032 (a)		6,146	6,130
Amresco Residential Securities Mortgage Loan Trust
2.851% due 07/25/2027 (a)		15	15
Countrywide Asset-Backed Certificates
2.070% due 05/25/2029 (a)		2,663	2,654
Cross Country Master Credit Card Trust II
2.323% due 06/15/2006 (a)		15,400	15,463
Green Tree Financial Corp.
6.970% due 04/01/2031		2,900	2,967
Green Tree Home Improvement Loan Trust
2.043% due 11/15/2029 (a)		2,765	2,765
Home Equity Mortgage Trust
6.007% due 06/25/2032 (a)		2,176	2,234
6.177% due 06/25/2032 (a)		5,572	5,718
Novastar Home Equity Loan
2.695% due 04/25/2028 (a)		1,247	1,241
SLM Student Loan Trust
2.282% due 10/25/2005 (a)		682	684
2.158% due 04/25/2006 (a)		486	486
Starwood Hotel & Resorts
2.656% due 02/23/2003 (a)		1,682	1,681
USAA Auto Loan Grantor Trust
6.100% due 02/15/2006		2,627	2,666

Total Asset-Backed Securities (Cost $49,766)			49,850

SOVEREIGN ISSUES 1.5%
Korea Development Bank
6.625% due 11/21/2003		2,500	2,615
Province of Quebec
1.937% due 09/29/2049 (a)		1,200	1,059
Republic of Brazil
3.062% due 04/15/2006 (a)		9,120	6,008
3.250% due 04/15/2009 (a)		906	453

Total Sovereign Issues (Cost $13,072)			10,135

FOREIGN CURRENCY-DENOMINATED ISSUES (h)(i) 1.3%
Commonwealth of New Zealand
4.500% due 02/15/2016	N$	9,750	5,373
United Mexican States
7.000% due 06/02/2003	C$	6,000	3,817

Total Foreign Currency-Denominated Issues (Cost $10,665)			9,190

PURCHASED PUT OPTIONS 0.0%
Euribor March Futures (OTC)
Strike @ 92.000 Exp. 03/03/2003	EC	165,000	0
Eurodollar December Futures (CME)
Strike @ 93.500 Exp. 12/16/2002		$120,000	1
Strike @ 93.250 Exp. 12/16/2002		1,680,000	11
Fannie Mae
6.000% due 10/21/2017
Strike @ 87.000 Exp. 10/14/2002		23,500	0
PNC Mortgage Securities Corp. (OTC)
7.440% due 05/25/2040
Strike @ 100.000 Exp. 04/01/2005		6,200	0
S&P 500 Index Futures (CME)
Strike @ 450.000 Exp. 12/20/2002		25	26

Total Purchased Put Options (Cost $49)			38

CONVERTIBLE BONDS & NOTES 3.7%
Banking & Finance 3.7%
Verizon Global Funding Corp.
5.750% due 04/01/2003		3,500	3,542
4.250% due 09/15/2005		19,500	19,693
0.000% due 05/15/2021		4,600	2,518

Total Convertible Bonds & Notes (Cost $25,534)			25,753

PREFERRED SECURITY 0.2%
	Shares
DG Funding Trust
4.105% due 12/29/2049 (a)		110	1,133

Total Preferred Security (Cost $1,103)			1,133

SHORT-TERM INSTRUMENTS 30.1%
	Principal Amount (000s)
Commercial Paper 20.8%
AT&T Corp.
3.720% due 04/18/2003		$14,900	14,022
CBA (de) Finance
1.750% due 11/27/2002		6,000	5,983

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	179

Schedule of Investments (Cont.)
StocksPLUS Fund
September 30, 2002

	Principal Amount (000s)	Value (000s)

Danske Corp.
1.750% due 10/15/2002	$18,000	$17,988
1.750% due 12/19/2002	14,000	13,946
Fannie Mae
1.860% due 10/01/2002	5,000	5,000
1.715% due 10/30/2002	10,000	9,986
Freddie Mac
1.710% due 10/31/2002	25,000	24,890
HBOS Treasury Services PLC
1.780% due 11/20/2002	18,000	17,976
Pfizer, Inc.
1.730% due 10/18/2002	10,000	9,992
Svenska Handelsbank, Inc.
1.760% due 11/20/2002	2,000	1,995
UBS Finance, Inc.
1.750% due 12/18/2002	22,000	21,917

		143,695

Repurchase Agreement 0.8%
State Street Bank
1.550% due 10/01/2002 (Dated 09/30/2002. Collateralized by Federal Home Loan Bank 2.770% due 08/19/2004 valued at $5,867. Repurchase Proceeds are $5,751.)	5,751	5,751

U.S. Treasury Bills 8.5%
1.620% due 11/14/2002-11/29/2002 (c)(e)	58,629	58,481

Total Short-Term Instruments (Cost $208,804)		207,927

Total Investments (Cost $792,311)	114.2%	$788,672
Written Options (g) (Premiums $910)	0.0%	(352)

Other Assets and Liabilities (Net)	(14.2%)	(97,882)

Net Assets	100.0%	$690,438

Notes to Schedule of Investments (amounts in thousands):

(a) Variable rate security. The rate listed is as of September 30, 2002.

(b) Security is in default.

(c) Securities with an aggregate market value of $58,413 have been segregated with the custodian to cover margin requirements for the following open futures contracts at September 30, 2002:

Type	# of Contracts	Unrealized Appreciation/ (Depreciation)

Euribor Futures (03/2003)	215	$644
Euribor Futures (06/2003)	40	27
S&P 500 Index (12/2002)	1,805	(30,932)
S&P 500 Index (03/2003)	775	(1,575)
Eurodollar December Futures (12/2002)	24	62
Eurodollar June Futures (06/2003)	79	299

		$(31,475)

(d) Restricted security.

(e) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(f) Principal amount of security is adjusted for inflation.

(g) Premiums received on written options:

Type	# of Contracts	Premium	Value

Put—CME Eurodollar December Futures
Strike @ 96.000 Exp. 12/16/2002	149	$66	$2
Put—CME Eurodollar December Futures
Strike @ 96.500 Exp. 12/16/2002	351	279	2
Put—CME Eurodollar December Futures
Strike @ 97.000 Exp. 12/16/2002	631	300	4
Put—CME S&P December Futures
Strike @ 800.000 Exp. 12/20/2002	29	265	344

		$910	$352

(h) Foreign forward currency contracts outstanding at September 30, 2002:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation/ (Depreciation)

Sell	C$	7,054	10/2002	$183
Sell	EC	1,885	11/2002	(12)
Sell	N$	11,997	10/2002	0

				$171

(i) Principal amount denoted in indicated currency:

C$—Canadian Dollar
EC—Euro
N$—New Zealand Dollar

(j) Swap agreements outstanding at September 30, 2002:

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)

Receive total return on S&P 500 Index and pay floating rate based on 1-month LIBOR plus 0.100%.
Broker: J.P. Morgan Chase & Co.
Exp. 10/02/2003	$45,081	$0
Receive total return on S&P 500 Index and pay floating rate based on 1-month LIBOR plus 0.140%.
Broker: J.P. Morgan Chase & Co.
Exp. 05/03/2003	17,643	0
Receive total return on S&P 500 Index and pay floating rate based on 1-month LIBOR plus 0.100%.
Broker: J.P. Morgan Chase & Co.
Exp. 09/23/2003	39,462	0
Receive total return on S&P 500 Index and pay floating rate based on 1-month LIBOR plus 0.140%.
Broker: J.P. Morgan Chase & Co.
Exp. 03/26/2003	89,635	0
Receive a fixed rate equal to 4.250% and the Fund will pay to the counterparty at par in the event of default of Dynegy Holdings, Inc. 8.125% due 03/15/2005.
Broker: Merrill Lynch
Exp. 05/31/2003	5,500	(3,339)

180	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

Receive a fixed rate equal to 5.300% and the Fund will pay to the counterparty at par in the event of default of Sprint Capital Corp. 6.875% due 10/15/2028.
Broker: Goldman Sachs Exp. 09/15/2003	$25,000	$(966)
Receive a fixed rate equal to 2.000% and the Fund will pay to the counterparty at par in the event of default of Deutsche Telekom AG 5.250% due 05/20/2008.
Broker: Morgan Stanley Exp. 05/29/2003	16,000	(62)
Receive a fixed rate equal to 2.000% and the Fund will pay to the counterparty at par in the event of default of France Telecom SA 5.700% due 07/25/2010.
Broker: Morgan Stanley Exp. 05/30/2003	13,100	(202)
Receive a fixed rate equal to 1.770% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 9.625% due 02/08/2011.
Broker: Goldman Sachs Exp. 11/30/2003	5,000	(48)
Receive a fixed rate equal to 0.340% and the Fund will pay to the counterparty at par in the event of default of General Electric Capital Corp. 5.750% due 04/06/2004.
Broker: Citibank N.A., London Exp. 06/13/2003	10,500	1
Receive a fixed rate equal to 7.000% and the Fund will pay to the counterparty at par in the event of default of Sprint Capital Corp. 6.000% due 01/15/2007.
Broker: Merrill Lynch Exp. 04/04/2003	5,000	(136)

		$(4,752)

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	181

Schedule of Investments
StocksPLUS Total Return Fund
September 30, 2002 (Unaudited)

	Principal Amount ( 000s)	Value (000s)

CORPORATE BONDS & NOTES 10.3%
Banking & Finance 4.8%
CIT Group, Inc.
2.310% due 04/07/2003 (a)	$10	$10
Verizon Global Funding Corp.
6.125% due 06/15/2007	10	10

		20

Industrials 3.3%
Limestone Electron Trust
8.625% due 03/15/2003	4	4
Walt Disney Co.
3.900% due 09/15/2003	10	10

		14

Utilities 2.2%
Sprint Capital Corp.
5.700% due 11/15/2003	10	9

Total Corporate Bonds & Notes (Cost $43)		43

U.S. TREASURY OBLIGATIONS 28.0%
Treasury Inflation Protected Securities (c)
3.625% due 01/15/2008	$106	$117

Total U.S. Treasury Obligations (Cost $110)		117

MORTGAGE-BACKED SECURITIES 30.4%
Fannie Mae 25.6%
7.000% due 09/01/2013	66	70
8.000% due 12/01/2030	35	37

		107

Government National Mortgage Association 4.8%
8.000% due 02/15/2030	18	20

Total Mortgage-Backed Securities (Cost $126)		127

SHORT-TERM INSTRUMENTS 32.0%
Repurchase Agreement 8.1%
State Street Bank
1.550% due 10/01/2002 (Dated 09/30/2002. Collateralized by Fannie Mae 3.300% due 02/25/2004 valued at $35. Repurchase proceeds are $34.)	34	34

U.S. Treasury Bills 23.9%
1.586% due 10/24/2002—11/29/2002 (b)(d)	100	100

Total Short-Term Instruments (Cost $134)		134

Total Investments	100.7%	$421
(Cost $413)
Other Assets and Liabilities (Net)	(0.7%)	(3)

Net Assets	100.0%	$418

Notes to Schedule of Investments (amounts in thousands):

(a) Variable rate security. The rate listed is as of September 30, 2002.

(b) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(c) Principal amount of security is adjusted for inflation.

(d) Securities with an aggregate market value of $50 have been segregated with the custodian to cover margin requirements for the following open futures contracts at September 30, 2002:

Type	# of Contracts	Unrealized (Depreciation)

S&P 500 Index (12/2002)	1	$(18)
E-Mini S&P 500 Index (12/2002)	5	(18)

		$(36)

182	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

Schedule of Investments
Municipal Bond Fund
September 30, 2002 (Unaudited)
	Principal Amount (000s)	Value (000s)

MUNICIPAL BONDS & NOTES 96.5%
Alabama 0.7%
Alabama 21st Century Settlement Authority Revenue Bonds, Series 2001
5.750% due 12/01/2018	$2,295	$2,384

Alaska 0.1%
Alaska State Housing Finance Corp. Revenue Bonds, (MBIA Insured), Series 2002
5.250% due 06/01/2032	540	551

Arizona 1.4%
Phoenix Industrial Development Authority Revenue Bonds, (GNMA/FNMA/FHLMC Insured), Series 2000-1A
5.875% due 06/01/2016	650	686
Pima County, Arizona Industrial Development Authority Multi-Family Revenue Bonds, (HUD SECT 8 Insured), Series 1998
5.375% due 06/01/2010 (a)	1,210	1,349
Salt River Project Agricultural Import & Power District Revenue Bonds, Series 2002
4.750% due 01/01/2032	2,000	2,005
Scottsdale, Arizona Industrial Development Authority Hospital Revenue Bonds, (AMBAC Insured), Series 1997-A
6.500% due 09/01/2004	880	960

		5,000

California 5.6%
Alameda, California Harbor Bay Business Park Assessment Revenue Bonds, Series 1998
5.000% due 09/02/2006	360	369
California State General Obligation Bonds, (MBIA-IBC Insured), Series 1992
6.250% due 09/01/2012	800	1,000
California State General Obligation Bonds, Series 2002
5.250% due 04/01/2030	1,000	1,058
California State Inverse-Floater Bonds, Series 1992
11.044% due 09/01/2012 (a)	100	148
California Statewide Communities Development Authority Revenue Bonds, (CA Mortgage Insured), Series 2001
5.000% due 10/01/2018	1,500	1,586
Capistrano, California Unified School District Special Tax Bonds, Series 1999
5.000% due 09/01/2008	350	373
Foothill Eastern Transportation Corridor Agency California Toll Road Revenue Bonds, (MBIA-IBC Insured), Series 1999
5.875% due 01/15/2026	1,565	1,146
5.875% due 01/15/2027	1,500	1,097
Foothill Eastern Transportation Corridor Agency California Toll Road Revenue Bonds, Series 1995
0.000% due 01/01/2026	1,000	319
Irvine, California Special Assessment Bonds, (MBIA-IBC Insured), Series 1998
4.800% due 09/02/2004	150	156
4.900% due 09/02/2005	150	156
4.900% due 09/02/2005	160	166
5.000% due 09/02/2006	150	156
Lake Elsinore, California School Refunding Bonds, Series 1998
5.000% due 09/01/2006	350	377
Los Angeles, California Community Redevelopment Agency Certificates of Participation Bonds, Series 1984
7.550% due 11/01/2008	1,000	1,067
Los Angeles, California Unified School District General Obligation Bonds, (MBIA Insured), Series 2002
5.125% due 01/01/2027	3,000	3,166
Oceanside, California Unified School District General Obligation Bonds, (MBIA Insured), Series 2002
5.250% due 08/01/2032	2,095	2,255
Orange County, California Improvement Bonds, Series 1998-A
4.900% due 09/02/2005	200	208
Pittsburg, California Infrastructure Refunding Bonds, Series 1998-A
4.900% due 09/02/2003	150	154
5.000% due 09/02/2004	150	159
Riverside County, California Special Tax Refunding Bonds, Series 1999
4.700% due 09/01/2005	170	178
Roseville, California Special Tax Bonds, Series 1999
5.000% due 09/01/2004 (a)	345	355
San Juan, California M.S.R. Public Power Project Revenue Bonds, (MBIA Insured), Series 2001
5.000% due 07/01/2012	1,000	1,136
South Tahoe, California Joint Powers Financing Authority Revenue Bonds, Series 1999-A
7.300% due 10/01/2007	350	369
Southern California Public Power Authority Power Project Revenue Bonds, (FSA Insured), Series 2002
5.375% due 01/01/2012	1,100	1,295
West Sacramento, California Financing Authority Revenue Bonds, (FGIC Insured), Series 2002
5.000% due 08/01/2032	1,000	1,056
West Sacramento, California Refunding Bonds, Series 1998
4.900% due 09/02/2005	295	307
5.000% due 09/02/2004	350	360

		20,172

Colorado 1.5%
Colorado Housing & Finance Authority Revenue Bonds, (FHA/VA Mortgages Insured), Series 2000-C3
5.700% due 10/01/2022	610	646
Colorado Housing & Finance Authority Revenue Bonds, Series 2000-B3
6.700% due 10/01/2016	195	208
Colorado Housing & Finance Authority Revenue Bonds, Series 2000-D3
6.750% due 04/01/2015	250	271

183

Schedule of Investments (Cont.)
Municipal Bond Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

Colorado Housing & Financial Authority Revenue Bonds, Series 2000-E3
5.150% due 08/01/2007	$45	$46
Denver, Colorado Health & Hospital Revenue Bonds, Series 1998-A
5.000% due 12/01/2009	1,390	1,468
Larimer County, Colorado Sales & Use Tax Revenue Bonds, (MBIA Insured), Series 2002
4.625% due 12/15/2012	1,325	1,465
Meridian Metro District of Colorado General Obligation Bonds, (Asset Guaranty Insured), Series 2001
4.125% due 12/01/2009	1,075	1,134

		5,238

Connecticut 3.0%
Connecticut State General Obligation Bonds, Series 2001
7.010% due 12/15/2012 (a)	5,000	6,873
Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2001
2.000% due 07/01/2036 (a)	1,500	1,500
University of Connecticut General Obligation Bonds, Series 2002
5.375% due 04/01/2019	2,230	2,457

		10,830

Florida 1.7%
Gainesville, Florida Revenue Bonds, Series 1979
6.200% due 10/01/2002	105	105
Orange County, Florida Health Facilities Authority Revenue Bonds, (MBIA Insured), Series 1996
6.250% due 10/01/2011	290	355
Orange County, Florida Health Facilities Authority Revenue Bonds, Series 2002
5.625% due 11/15/2032	5,000	5,108
Orlando, Florida Waste Water System Revenue Bonds, Series 1997-A
3.973% due 10/01/2015 (a)	500	501

		6,069

Georgia 2.4%
Georgia Municipal Electric Authority Revenue Bonds, (FGIC-TCRS Insured), Series 1993
5.500% due 01/01/2012	1,255	1,444
Georgia Municipal Electric Authority Revenue Bonds, (MBIA-IBC Insured), Series 1997
6.500% due 01/01/2012	200	240
Georgia State General Obligation Bonds, Series 1991
6.300% due 11/01/2009	1,500	1,820
Georgia State General Obligation Bonds, Series 2002
5.000% due 05/01/2021	5,000	5,276

		8,780

Hawaii 0.7%
Hawaii State Housing Financial & Development Corporation Single Family Mortgage Pure Revenue Bonds, Series 1998
4.850% due 07/01/2029	1,330	1,356
Honolulu Hawaii City & County General Obligation Bonds, (MBIA-IBC Insured), Series 1993
5.450% due 09/11/2008	1,000	1,144

		2,500

Illinois 8.0%
Chicago, Illinois Board of Education General Obligation Bonds, (FGIC Insured), Series 1998
0.000% due 12/01/2020	1,000	421
Chicago, Illinois Board of Education General Obligation Bonds, (MBIA Insured), Series 2002
5.000% due 12/01/2021	3,000	3,126
Chicago, Illinois Board of Education General Obligaton Bonds, Series 1999
0.000% due 12/01/2031	1,000	226
Chicago, Illinois General Obligation Bonds, (MBIA Insured), Series 2001
0.000% due 01/01/2020	1,290	920
Chicago, Illinois O’Hare International Airport Revenue Bonds, Series 2002
5.375% due 01/01/2032	2,500	2,610
Cook County, Illinois Community School District No. 097 Oak Park General Obligation Bonds, (FGIC Insured), Series 1999
9.000% due 12/01/2012	1,000	1,467
Cook County, Illinois High School District No. 225 Northfield General Obligation Ltd. Bonds, Series 2002
0.000% due 12/01/2011	125	89
0.000% due 12/01/2012	135	92
0.000% due 12/01/2014	255	156
0.000% due 12/01/2015	1,885	1,084
4.400% due 12/01/2012	1,365	1,475
4.400% due 12/01/2013	1,740	1,862
Fox Lake, Illinois Water & Sewer Revenue Bonds, (AMBAC Insured), Series 1996
5.750% due 05/01/2013	1,135	1,254
Illinois Educational Facilities Authority Revenue Bonds, Series 1993
9.620% due 07/01/2012 (a)	2,000	2,130
Illinois Health Facilities Authority Revenue Bonds, Series 1998
5.500% due 11/15/2019	1,000	860
Lake County, Illinois Community High School District No. 127 Grayslake General Obligation Bonds, (FGIC Insured), Series 2002
0.000% due 02/01/2017	5,420	2,857
9.000% due 02/01/2009	650	870
9.000% due 02/01/2011	690	965
9.000% due 02/01/2012	1,065	1,526
Metropolitan Pier & Exposition Authority Ill Dedicated State Tax Revenue Bonds, (MBIA Insured), Series 2002
5.000% due 12/15/2028	3,470	3,592
Palatine, Illinois Tax Increment Revenue Bonds, (AMBAC Insured), Series 1998
5.250% due 01/01/2017	1,000	1,064

		28,646

Indiana 8.4%
Baugo, Indiana School Building Corp. Revenue Bonds, (AMBAC Insured), Series 2002
5.125% due 01/15/2025	2,225	2,309

184	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

Brownsburg, Indiana 1999 School Building Corp. General Obligation Bonds, (AMBAC Insured), Series 2002
5.375% due 02/01/2023	$1,395	$1,482
Carmel, Indiana School Building Corp. Revenue Bonds, (MBIA Insured), Series 2002
5.000% due 07/15/2020	5,795	6,064
Danville, Indiana Multi-School Building General Obligation Bonds, (FSA Insured), Series 2001
3.900% due 07/15/2008	485	513
4.250% due 07/15/2011	290	308
4.400% due 01/15/2012	170	181
4.500% due 01/15/2013	190	202
4.650% due 01/15/2014	210	223
4.750% due 07/15/2009	200	221
4.750% due 01/15/2015	235	249
4.850% due 01/15/2016	295	312
5.000% due 07/15/2010	180	201
East Washington, Indiana Multi-School Building Corp. Revenue Bonds, (FGIC Insured), Series 2002
5.375% due 07/15/2028	2,560	2,715
Goshen-Chandler, Indiana School Building Corp. Revenue Bonds, (FGIC Insured), Series 2002
4.000% due 07/10/2007	860	916
4.125% due 01/10/2009	1,075	1,141
4.250% due 01/10/2010	950	1,011
Hamilton Southeastern Indiana Construction School Building Revenue Bonds, (FSA State Aid Withholding Insured), Series 2001
5.000% due 07/15/2010	760	851
Indianapolis, Indiana Local Public Improvement Bonds Bank Transportation Revenue Bonds, Series 1992
6.750% due 02/01/2014	1,000	1,249
La Porte Indiana Multi-School Building Revenue Bonds, (MBIA Insured), Series 2001
5.250% due 01/15/2013	1,000	1,143
Pike, Indiana Multi-School Building Corp. Revenue Bonds, (FGIC Insured), Series 2002
5.000% due 01/15/2011	7,245	8,097
South Bend, Indiana Redevelopment Authority Lease Revenue Bonds, Series 2000
5.100% due 02/01/2011	405	450
5.200% due 02/01/2012	230	256
5.500% due 02/01/2015	180	200

		30,294

Kentucky 1.5%
Kentucky State Turnpike Authority Economic Development Road Revenue Bonds, Series 1993
9.320% due 06/06/2012 (a)	5,000	5,481

Louisiana 1.8%
Louisiana Local Government Revenue Bonds, (MBIA Insured), Series 2000
5.700% due 01/01/2010	250	280
Louisiana State General Obligation Bonds, (FGIC Insured), Series 2002
7.990% due 04/01/2019 (a)	2,850	3,258
Louisiana Tobacco Settlement Financing Corporate Revenue Bonds, Series 2001
5.780% due 05/15/2039 (a)	3,215	2,869

		6,407

Maryland 1.0%
Baltimore, Maryland Project Revenue Bonds, (FGIC Insured), Series 2002
5.125% due 07/01/2042	3,500	3,648

Massachusetts 1.1%
Massachusetts Housing Finance Agency Revenue Bonds, (AMBAC Insured), Series 1993
5.950% due 10/01/2008	1,500	1,560
Massachusetts State Development Finance Agency Revenue Bonds, (ACA Insured), Series 1999
4.600% due 03/01/2009 (a)	400	421
Massachusetts State Development Finance Agency Revenue Bonds, Series 1998
4.700% due 11/01/2007	210	222
4.800% due 11/01/2008	90	95
Massachusetts State General Obligation Ltd. Bonds, (MBIA-IBC Insured), Series 1993
5.500% due 02/01/2011	1,000	1,034
Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series 2001
6.000% due 07/01/2014	500	571
Massachusetts State Health Facilities Authority Revenue Bonds, Series 1993
5.500% due 10/01/2002	140	140

		4,043

Michigan 5.2%
Detroit, Michigan City School District General Obligation Bonds, (FSA Q-SBLF Insured), Series 2001
5.125% due 05/01/2031	750	778
Detroit, Michigan General Obligation Ltd. Bonds, (MBIA Insured), Series 2002
5.000% due 04/01/2005	2,500	2,697
Lake Fenton, Michigan Community Schools General Obligation Bonds, (SBLF Insured), Series 2002
5.000% due 05/01/2022	2,720	2,825
Michigan Public Power Agency Revenue Bonds, (AMBAC Insured), Series 2001
5.250% due 01/01/2015	1,000	1,117
Michigan State Environmental Protection General Obligation Bonds, Series 1992
6.250% due 11/01/2012	1,100	1,330
Michigan State General Obligation Bonds, Series 2002
5.000% due 12/01/2008	1,000	1,128
Michigan State Strategic Fund Ltd. Obligation Revenue Bonds, Series 2001
5.450% due 09/01/2029	2,000	2,041
Mount Clemens, Michigan Community School District General Obligation Bonds, (Q-SBLF Insured), Series 2001
5.000% due 05/01/2031	3,000	3,079

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	185

Schedule of Investments (Cont.)
Municipal Bond Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

Western Michigan University Revenue Bonds, (AMBAC Insured), Series 2001
5.000% due 07/15/2021	$3,500	$3,667

		18,662

Minnesota 0.8%
Dakota County, Minnesota Community Development Agency Multi-Family Housing Revenue Bonds, (GNMA Insured), Series 2002
4.750% due 07/20/2015	385	409
5.400% due 07/20/2028	1,265	1,323
New Richland, Minnesota Revenue Bonds, Series 1998
4.500% due 08/01/2004	1,000	1,043

		2,775

Mississippi 0.7%
Mississippi State General Obligation Bonds, (FSA Insured), Series 2001
6.000% due 09/01/2011	2,000	2,421

Missouri 0.3%
Missouri State Housing Development Community Revenue Bonds, (FHA Insured), Series 2001
5.250% due 12/01/2016	1,000	1,060

Nevada 1.5%
Nevada State General Obligation Bonds, (FGIC Insured), Series 1998
5.000% due 05/15/2028	1,000	1,025
Nevada State General Obligation Ltd. Bonds, Series 2002
4.900% due 11/01/2016	790	842
Washoe County, Nevada School District General Obligation Ltd. Bonds, (FSA Insured), Series 1999
5.750% due 06/01/2013	3,000	3,539

		5,406

New Hampshire 0.9%
New Hampshire Health & Educational Facilities Authority Revenue Bonds, (AMBAC Insured), Series 2002
5.125% due 07/01/2016	2,980	3,268

New Jersey 7.4%
New Jersey Economic Development Authority Revenue Bonds, (GTY AGMT Insured), Series 1998
6.000% due 11/01/2028	5,000	5,080
New Jersey Economic Development Authority Revenue Bonds, Series 1998
0.000% due 04/01/2013	1,595	1,062
5.600% due 01/01/2012	1,000	975
6.375% due 04/01/2018	1,500	1,881
6.375% due 04/01/2031	10,000	12,539
6.500% due 04/01/2031	2,115	2,358
6.800% due 04/01/2018	250	269
New Jersey Economic Development Authority Revenue Bonds, Series 1999
6.625% due 09/15/2012	3,500	2,487

		26,651

New Mexico 0.1%
Santa Fe County, New Mexico El Castillo Retirement Nursing Home Bonds, Series 1998-A
5.250% due 05/15/2007	315	307

New York 9.5%
Nassau County, New York Tobacco Settlement Corp. Revenue Bonds, Series 1999
5.250% due 07/15/2011	1,000	1,023
New York City, New York Transitional Finance Authority Revenue Bonds, Series 1998
5.000% due 11/15/2026	2,500	2,576
New York City, New York Transitional Finance Authority Revenue Bonds, Series 2002
5.250% due 02/01/2029	5,275	5,937
New York State Dormitory Authority Revenue Bonds, (ACA Insured), Series 2000
5.850% due 07/01/2010	1,000	1,112
New York State Dormitory Authority Revenue Bonds, Series 2002
6.000% due 11/15/2029	3,800	4,472
New York State Triborough Bridge and Tunnel Authority Revenue Bonds, (FGIC Insured), Series 2001
5.000% due 01/01/2032	3,550	3,650
New York, New York General Obligation Bonds, Series 2002
5.750% due 08/01/2014	5,000	5,705
Port Authority New York & New Jersey Revenue Bonds, (FGIC Insured), Series 2002
5.125% due 11/15/2028	3,860	4,044
Schenectady, New York Industrial Development Agency Civic Facility Revenue Bonds, Series 2001
5.500% due 07/01/2016	1,640	1,883
TSASC Inc. Revenue Bonds, Series 1999
5.400% due 07/15/2012	3,550	3,802

		34,204

North Carolina 0.4%
Durham County, North Carolina General Obligation Revenue Bonds, Series 2002
8.020% due 04/01/2021 (a)	275	311
North Carolina Eastern Municipal Power Agency Power Systems Revenue Bonds, Series 1993
7.000% due 01/01/2008	1,000	1,162

		1,473

Ohio 0.9%
Ohio State Water Development Authority Revenue Bonds, Series 2002
5.375% due 12/01/2020	1,100	1,201
5.375% due 12/01/2021	1,750	1,897

		3,098

Oklahoma 0.3%
Oklahoma Housing Finance Agency Single Family Revenue Bonds, Series 2001 0.000% due 09/01/2032
0.000% due 09/01/2032	6,710	1,199

Pennsylvania 0.9%
Delaware County, Pennsylvania Hospital Revenue Bonds, Series 1998
4.900% due 12/01/2008	100	102
Delaware County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 1997
6.500% due 01/01/2008	725	777
Pennsylvania Convention Center Revenue Bonds, (MBIA-IBC Insured), Series 1994
6.750% due 09/01/2019	2,000	2,211

		3,090

186	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

Puerto Rico 0.3%
Childrens Trust Fund Tobacco Settlement Revenue Bonds, Series 2000
5.750% due 07/01/2010	$750	$829
6.000% due 07/01/2026	150	159

		988

Rhode Island 3.3%
Rhode Island Tobacco Settlement Financing Corp. Revenue Bonds, Series 2002
6.125% due 06/01/2032	3,800	3,801
Rhode Island Tobacco Settlement Financing Corporate Revenue Bonds, Series 2002
6.250% due 06/01/2042	8,000	7,918

		11,719

South Carolina 0.8%
Medical University South Carolina Hospital Facilities Revenue Bonds, Series 1999
5.700% due 07/01/2012 (a)	1,000	1,170
South Carolina State Public Service Authority Revenue Bonds, Series 1993
9.138% due 06/28/2013 (a)	1,700	1,808

		2,978

South Dakota 0.1%
South Dakota Housing Development Authority, (FHA/VA Insured), Series 2000
5.050% due 05/01/2010	225	243
Tennessee 1.1%
Knox County, Tennessee Health Educational & Housing Facilities Board Revenue Bonds, Series 2002
6.375% due 04/15/2022	1,000	1,047
Nashville & Davidson County, Tennessee Revenue Bonds, Series 1998
4.450% due 08/01/2007	1,000	1,071
Sullivan County, Tennessee Health, Educational & Housing Facilities Board Revenue Bonds, Series 2002
6.250% due 09/01/2022	1,000	1,046
Sullivan County, Tennessee Industrial Development Revenue Bonds, (GNMA Insured), Series 1995
6.250% due 07/20/2015	750	805

		3,969

Texas 15.9%
Bastrop, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2002
1.000% due 02/15/2035	2,765	2,776
Bexar County, Texas Housing Finance Corporate Multi-Family Revenue Bonds, (FNMA Insured), Series 2001
4.875% due 06/15/2011	900	973
Bexar, Texas Metro Water District Waterworks System Revenue Bonds, (MBIA Insured), Series 1998
0.000% due 05/01/2035	2,190	381
Brazos River Authority Texas Revenue Bonds, (MBIA Insured), Series 1998
4.900% due 10/01/2015 (a)	1,500	1,663
Del Rio, Texas Waterworks & Sewer System Revenue Bonds, (MBIA Insured), Series 1993
5.500% due 06/01/2015	2,400	2,457
Denton, Texas Utility System Revenue Bonds, (FSA Insured), Series 2002
5.250% due 12/01/2016	1,690	1,875
Duncanville, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2001
5.250% due 02/15/2032	2,000	2,093
Harris County, Texas General Obligation Bonds, Series 1997
5.100% due 08/15/2015	250	267
Houston, Texas Airport System Revenue Bonds, Series 2001
6.750% due 07/01/2029	1,000	582
Houston, Texas Airport Systems Revenue Bonds, (FGIC Insured), Series 2000
7.890% due 07/01/2025 (a)	2,500	2,557
Houston, Texas Independent School District General Obligation Ltd. Bonds, (PSF-GTD Insured), Series 1999
5.250% due 02/15/2018	355	381
Houston, Texas Water & Sewer System Revenue Bonds, (FSA Insured), Series 2001
5.500% due 12/01/2017	1,000	1,122
Houston, Texas Water Conveyance System Contract Certificates of Participation Bonds, (AMBAC Insured), Series 1993
6.250% due 12/15/2012	5,000	6,214
Katy, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 1998
4.750% due 02/15/2024	1,500	1,508
Lamar, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 1998
4.750% due 02/15/2020	1,750	1,784
Lower Colorado River, Texas Authority Revenue Bonds, (FSA Insured), Series 1998
4.750% due 01/01/2028	3,000	3,094
Lower Colorado River, Texas Authority Revenue Bonds, (FSA Insured), Series 2001
5.000% due 05/15/2026	2,000	2,046
Midlothian, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 1999
0.010% due 02/15/2018	1,000	416
North Texas Health Facilities Development Corp. Revenue Bonds, (AMBAC Insured), Series 2002
5.500% due 08/15/2016	2,905	3,302
5.500% due 08/15/2017	1,000	1,128
North Texas State University Revenue Bonds, (FSA Insured), Series 1999
5.375% due 04/15/2014	250	275
Pasadena, Texas General Obligation Bonds, (FGIC Insured), Series 2002
5.125% due 04/01/2024	1,750	1,809

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	187

Schedule of Investments (Cont.)
Municipal Bond Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

Peaster, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2002
5.000% due 08/15/2031	$430	$439
Quinlan, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2002
5.000% due 02/15/2027	1,000	1,025
Red River, Texas Educational Finance Revenue Bonds, Series 2000
5.750% due 05/15/2017	750	844
Rio Grande City, Texas Construction Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2000
5.875% due 08/15/2018	1,825	2,110
Sabine River, Texas Pollution Control Authority Revenue Bonds, Series 2001
5.500% due 05/01/2022	1,000	1,043
San Antonio, Texas Electric and Gas Systems Revenue Bonds, Series 1997
5.500% due 02/01/2015	975	1,088
San Antonio, Texas Water Revenue Bonds, (FSA Insured), Series 2002
5.000% due 05/15/2032	1,050	1,073
San Jacinto, Texas Community College District General Obligation Ltd. Bonds, (FGIC Insured), Series 2001
5.000% due 02/15/2021	225	233
Texas State Affordable Mulit-Family Housing Revenue Bonds, (MBIA Insured), Series 2002
4.850% due 09/01/2012	2,000	2,148
4.850% due 09/01/2012	1,335	1,449
Texas State Turnpike Systems Authority Revenue Bonds, Series 2002
5.000% due 06/01/2008	5,000	5,553
Travis County, Texas Health Facilities Development Hospital Revenue Bonds, Series 1993
6.000% due 11/15/2022	1,400	1,514

		57,222

Utah 0.6%
Utah State General Obligation Bonds, Series 2002
5.375% due 07/01/2009	2,000	2,291

Virginia 0.6%
Virginia Polytechnic Institute & State University Revenue Bonds, Series 1996
5.400% due 06/01/2012	1,000	1,090
Virginia State Housing Development Authority Revenue Bonds, (MBIA Insured), Series 2001
5.350% due 07/01/2031	1,000	1,034

		2,124

Washington 1.6%
University of Washington Revenue Bonds, (AMBAC Insured), Series 2002
5.125% due 12/01/2017	2,715	2,944
5.250% due 12/01/2023	2,595	2,737

		5,681

Washington, D.C. 0.6%
Metropolitan Washington D.C. Airport Systems Authority Revenue Bonds, Series 2002
5.250% due 10/01/2032	2,000	2,076

West Virginia 0.4%
West Virginia State Parkways Economic Development & Tourism Authority Revenue Bonds, (FGIC Insured), Series 1993
10.049% due 05/16/2019 (a)	425	462
10.049% due 05/16/2019 (a)	775	833

		1,295

Wisconsin 3.4%
Hudson, Wisconsin School District General Obligation Bonds, (FGIC Insured), Series 2002
5.000% due 10/01/2017	1,420	1,522
5.000% due 10/01/2019	1,040	1,097
South Milwaukee, Wisconsin School District General Obligation Bonds, (FGIC Insured), Series 2002
3.750% due 04/01/2011	385	397
4.000% due 04/01/2013	415	429
4.375% due 04/01/2014	565	594
Wisconsin Housing & Economic Development Authority Housing Revenue Bonds, (MBIA Insured), Series 2002
4.700% due 05/01/2012	1,170	1,231
4.700% due 11/01/2012	1,555	1,636
Wisconsin Housing & Economic Development Authority Housing Revenue Bonds, Series 2002
4.700% due 05/01/2012	1,640	1,725
Wisconsin State Clean Water Revenue Bonds, Series 2002
8.200% due 06/01/2023 (a)	350	403
Wisconsin State General Obligation Bonds, Series 2001
5.250% due 05/01/2020	3,000	3,234

		12,268

Total Municipal Bonds & Notes (Cost $326,636)		346,511

U.S. TREASURY OBLIGATIONS 0.1%
Treasury Inflation Protected Securities
3.375% due 01/15/2007 (b)(d)	284	310

Total U.S. Treasury Obligations (Cost $288)		310

SHORT-TERM INSTRUMENTS 1.0%
Money Market Fund 0.6%
SSgA Tax Free Money Market
1.250% due 10/01/2002	2,314	2,314

U.S. Treasury Bills 0.4%
1.593% due 11/14/2002-11/29/2002 (b)(c)	1,540	1,537

Total Short-Term Instruments (Cost $3,851)		3,851

Total Investments 97.6% (Cost $330,775)		$350,672
Other Assets and Liabilities (Net) 2.4%		8,456

Net Assets 100.0%		$359,128

188	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

Notes to Schedule of Investments (amounts in thousands):

(a) Variable rate security. The rate listed is as of September 30, 2002.

(b) Securities with an aggregate market value of $1,847 have been segregated with the custodian to cover margin requirements for the following open futures contracts at September 30, 2002:

Type	# of Contracts	Unrealized (Depreciation)

U.S. Treasury 30 Year Bond (12/2002)	442	$(1,519)

(c) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(d) Principal amount of security is adjusted for inflation.

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	189

Schedule of Investments
Short Duration Municipal Income Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

MUNICIPAL BONDS & NOTES 92.5%
Alaska 1.3%
Valdez, Alaska Marine Terminal Revenue Bonds, Series 1985
1.800% due 10/01/2025 (a)	$500	$500
Valdez, Alaska Marine Terminal Revenue Bonds, Series 1993
1.800% due 12/01/2033 (a)	2,000	2,000

		2,500

Arizona 1.7%
Arizona State Transportation Board of Excise Tax Revenue Bonds, Series 2002
5.000% due 12/15/2005	3,000	3,293

California 2.2%
California Statewide Communities Development Authority Revenue Bonds, Series 2002
3.700% due 11/01/2029	1,000	1,027
East Bay, California Municipal Utility District Water System Revenue Bonds, (MBIA Insured), Series 1993
5.200% due 06/01/2008	1,000	1,046
Sacramento, California Municipal Utility District Revenue Bonds, (FSA Insured), Series 1993
1.670% due 11/15/2006	2,000	2,134

		4,207

Colorado 5.8%
Arapahoe County, Colorado Capital Improvement Highway Revenue Bonds, Series 1986
0.000% due 08/31/2026	2,000	394
Arapahoe County, Colorado Capital Trust Fund Highway Revenue Bonds, (MBIA Insured), Series 1986
6.150% due 08/31/2026	3,000	3,464
Colorado Health Facilities Authority Revenue Bonds, (KBC Bank NV Insured), Series 2000
1.750% due 03/01/2025 (a)	700	700
Colorado Regional Transportation District Sales Tax Revenue Bonds, (AMBAC Insured), Series 2002
5.000% due 11/01/2005	4,210	4,608
Denver, Colorado City & County General Obligation Bonds, Series 1998
5.250% due 08/01/2004	350	373
Denver, Colorado Health & Hospital Revenue Bonds, Series 1998-A
5.000% due 12/01/2002	500	502
Smith Creek, Colorado Metropolitan District, (Bank of America Insured), Series 1997
1.750% due 10/01/2035 (a)	500	500
South Metro, Colorado Fire Rescue Finance Corporate Certificate of Participation Bonds, Series 2002
2.750% due 12/01/2004	695	712

		11,253

Connecticut 2.1%
Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2001
1.800% due 07/01/2036 (a)	4,000	4,000

Florida 6.0%
Collier County, Florida Multi-Family Housing Finance Authority Revenue Bonds, (LIQ FAC-Fannie Mae Insured), Series 2002
4.600% due 08/15/2011	665	709
Florida State Board of Education General Obligation Bonds, Series 2002
5.375% due 01/01/2010	3,000	3,419
Gulf Breeze Florida Revenue Bonds, (MBIA Insured), Series 1997
4.840% due 12/01/2017 (a)	500	483
Hillsborough County, Florida Utility Revenue Bonds, Series 1978
6.200% due 12/01/2008	505	562
Jacksonville, Florida Electric Authority Revenue Bonds, Series 2000
1.900% due 10/01/2010 (a)	1,000	1,000
Orange County, Florida School Board Certificate of Participation Bonds, (AMBAC Insured), Series 2000
1.800% due 08/01/2025 (a)	500	500
Orlando, Florida Waste Water System Revenue Bonds, Series 1997-A
4.143% due 10/01/2015 (a)	750	752
Palm Beach County, Florida Health Facilities Authority Revenue Bonds, (MBIA-IBC Insured), Series 1993
6.300% due 10/01/2022	500	534
St. John’s River Power Park Revenue Bonds, Series 2002
5.000% due 10/01/2005	3,325	3,621

		11,580

Georgia 2.7%
Coweta County, Georgia School District General Obligation Bonds, (State Aid Witholding Insured), Series 2002
3.250% due 08/01/2004	560	577
Georgia State General Obligation Bonds, Series 1994
6.750% due 12/01/2006	3,890	4,600

		5,177

Illinois 10.3%
Chicago, Illinois Board of Education Certificate Participation Bonds, (MBIA Insured), Series 1992
6.250% due 01/01/2011	3,000	3,615
Chicago, Illinois General Obligation Bonds, (AMBAC Insured), Series 2002
4.000% due 01/01/2005	1,000	1,047
Chicago, Illinois Public Building Community Revenue Bonds, (FGIC Government of Board Insured), Series 1999
5.500% due 02/01/2006	1,000	1,105
Cook County, Illinois General Obligation Bonds, (FGIC Insured), Series 1996
5.875% due 11/15/2022	1,000	1,156
Cook County, Illinois High School District No. 205, (FSA Insured), Series 2002
0.000% due 12/01/2004	2,600	2,489
0.000% due 06/01/2005	500	470

190	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

Illinois Educational Facilities Authority Revenue Bonds, Series 1993
6.520% due 07/01/2012 (a)	$300	$319
Illinois Health Facilities Authority Revenue Bonds, Series 1977
6.700% due 10/01/2005	480	514
Illinois Health Facilities Authority Revenue Bonds, Series 1978
6.250% due 07/01/2006	355	387
Illinois Healthy Facilities Authority Revenue Bonds, Series 1995
1.850% due 08/15/2025 (a)	1,000	1,000
Illinois Metropolitan Pier & Exposition Dedicated State Tax Revenue Bonds, (AMBAC Insured), Series 1996
6.000% due 12/15/2006	3,740	4,286
Illinois State General Obligation Bonds, (MBIA Insured), Series 1995
5.750% due 02/01/2008	300	333
Illinois State General Obligation Bonds, (MBIA Insured), Series 2000
5.500% due 12/01/2007	1,800	2,057
Lake County, Illinois Community High School District No. 127, (FGIC Insured), Series 2002
9.000% due 02/01/2005	1,000	1,160

		19,938

Iowa 0.1%
Iowa Hospital Facilities Financing Authority Revenue Bonds, (AMBAC Insured), Series 1992
5.900% due 11/15/2004	105	115

Kansas 0.3%
Burlington, Kansas Pollution Control Revenue Bonds, (MBIA Insured), Series 1991
7.000% due 06/01/2031	500	512

Maine 0.1%
Eastport, Maine Industrial Development Revenue Bonds, (Wachovia Bank Insured), Series 1989
5.100% due 11/15/2003	300	301

Maryland 2.9%
Maryland State General Obligation Bonds, Series 2002
5.000% due 02/01/2007	5,000	5,536

Massachusetts 4.4%
Massachusetts Housing Finance Agency Revenue Bonds, (AMBAC Insured), Series 1993
5.950% due 10/01/2008	250	260
Massachusetts Municipal Wholesale Electric Company Power Supply System Revenue Bonds, (AMBAC Insured), Series 1993
5.450% due 07/01/2018	3,200	3,345
Massachusetts State General Obligation Bonds, (FGIC Government of Commonwealth Insured), Series 2002
5.500% due 11/01/2014	2,000	2,352
Massachusetts State General Obligation Bonds, Series 1998
5.250% due 04/01/2011	1,000	1,141
Massachusetts State General Obligation Bonds, Series 2001
5.250% due 12/01/2007	1,000	1,134
Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series 1999
1.850% due 07/01/2039 (a)	400	400

		8,632

Michigan 6.4%
Detroit, Michigan General Obligation Bonds, (MBIA Insured), Series 2002
5.000% due 04/01/2006	4,000	4,383
Kalamazoo, Michigan Hospital Financing Authority Revenue Bonds, Series 1977
6.750% due 04/01/2003	210	216
Michigan State Comprehensive Transportation Revenue Bonds, (FSA Insured), Series 2002
5.000% due 05/15/2005	2,000	2,163
Michigan State Hospital Financing Authority Revenue Bonds, Series 1992
5.750% due 09/01/2017	260	263
Michigan State Strategic Fund Ltd. Obligation Revenue Bonds, (Michigan National Bank Insured), Series 1997
1.700% due 11/01/2027 (a)	500	500
Michigan State Strategic Funding Ltd. Obligation Revenue Bonds, Series 1991
7.100% due 02/01/2006	2,500	2,778
Michigan State University Revenue Bonds, Series 2002
1.800% due 08/15/2032 (a)	1,200	1,200
Milan, Michigan Area Schools General Obligation Bonds, Series 2002
1.500% due 05/01/2030 (a)	1,000	1,000

		12,503

Missouri 1.6%
Missouri Financial Board of Development of Cultural Facilities Revenue Bonds, Series 2001
1.850% due 12/01/2031 (a)	2,000	2,000
Missouri State Health & Educational Facilities Authority Revenue Bonds, (SPA-JP Morgan Chase & Co. Insured), Series 1996
1.850% due 09/01/2030 (a)	1,000	1,000
Missouri State Housing Development Community Mortgage Revenue Bonds, (GNMA/FNMA Insured), Series 1996
7.100% due 09/01/2027	120	127

		3,127

Nevada 0.3%
Clark County, Nevada Improvement District Special Assessment, Series 2001
2.000% due 02/01/2021 (a)	600	600

New Jersey 6.4%
New Jersey Economic Development Authority Revenue Bonds, Series 1998
6.375% due 04/01/2018	500	627
6.375% due 04/01/2031	1,000	1,254

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	191

Schedule of Investments (Cont.)
Short Duration Municipal Income Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series 1999
5.500% due 06/15/2008	$5,000	$5,732
5.625% due 06/15/2013	3,000	3,553
New Jersey Wastewater Treatment Trust Revenue Bonds, (MBIA Insured), Series 1997
7.000% due 05/15/2009	1,020	1,261

		12,427

New Mexico 0.6%
New Mexico State Severance Special Tax, Series 2001
5.000% due 07/01/2007	1,000	1,112

New York 10.5%
New York City, New York Transitional Finance Authority Revenue Bonds, Series 2002
5.250% due 02/01/2029	2,000	2,251
New York State Dormitory Authority Revenue Bonds, Series 2002
6.000% due 11/15/2029	800	941
New York State Thruway Authority Revenue Bonds, (MBIA Insured), Series 2002
5.250% due 04/01/2007	3,000	3,355
New York State Thruway Service Contract Revenue Bonds, Series 2002
5.250% due 04/01/2010	3,000	3,390
New York State Urban Development Revenue Bonds, (FSA Insured), Series 1994
6.500% due 01/01/2011	4,000	4,920
New York, New York General Obligation Bonds, Series 2002
5.750% due 08/01/2014	1,425	1,626
TSASC Inc. Revenue Bonds, Series 1999
5.400% due 07/15/2012	1,700	1,821
TSASC Inc. Revenue Bonds, Series 2002
5.000% due 07/15/2014	2,000	2,056

		20,360

North Carolina 1.1%
North Carolina Eastern Municipal Power Agency Power Systems Revenue Bonds, Series 1993
7.000% due 01/01/2008	1,000	1,162
North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue Bonds, (MBIA Insured), Series 1993
7.920% due 01/01/2020 (a)	1,000	1,059

		2,221

Oklahoma 0.2%
Tulsa, Oklahoma Apartments Improvement Trust General Revenue Bonds, (FGIC Insured), Series 1978
6.400% due 06/01/2006	320	351

Pennsylvania 0.1%
Deer Lakes, Pennsylvania School District, (MBIA State Aid Witholding Insured), Series 1995
6.000% due 01/15/2006	150	158

Puerto Rico 2.7%
Childrens Trust Fund Tobacco Settlement Revenue Bonds, Series 2000
5.750% due 07/01/2010	250	276
Puerto Rico Commonwealth Revenue Notes, Series 2003
2.500% due 07/30/2003	5,000	5,042

		5,318

Tennessee 3.1%
Metropolitan Government of Nashville & Davidson County Tennessee General Obligation Bonds, Series 1993
5.250% due 05/15/2006	3,000	3,324
Nashville & Davidson County, Tennessee Health & Educational Facilities Revenue Bonds, Series 1977
6.100% due 07/01/2010	465	529
Shelby County, Tennessee General Obligation Bonds, Series 2001
4.500% due 11/01/2004	2,000	2,116

		5,969

Texas 8.4%
Dallas, Texas General Obligation Bonds, Series 2001
3.000% due 08/15/2004	300	308
Denton, Texas Utility System Revenue Bonds, (FSA Insured), Series 2002
4.250% due 12/01/2004	800	845
Harris County, Texas Flood Control General Obligation Bonds, Series 2002
3.200% due 10/01/2006	940	975
Harris County, Texas Health Facilities Development Hospital Revenue Bonds, (Morgan Guaranty Trust Insured), Series 1994
1.850% due 12/01/2025 (a)	700	700
Harris County, Texas Health Facilities Development Revenue Bonds, (MBIA Insured), Series 1999
1.850% due 10/01/2029 (a)	55	55
Harris County, Texas Municipal Utility District No. 203, (MBIA Insured), Series 1990
0.000% due 09/01/2015	285	127
Houston, Texas Water Conveyance System Certificates of Participation Bonds, (AMBAC Insured), Series 1993
6.125% due 12/15/2009	1,000	1,199
6.800% due 12/15/2011	3,000	3,816
Hurst Euless Bedford, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 1994
6.500% due 08/15/2024	1,000	1,080
Laredo, Texas General Obligation Bonds, (FGIC Insured), Series 1996
5.250% due 02/15/2009	400	438
Odessa, Texas Junior College District Revenue Bonds, Series 1995
8.125% due 12/01/2018	270	318
Sabine River, Texas Pollution Control Authority Revenue Bonds, Series 2001
4.000% due 05/01/2028	500	506
San Antonio, Texas Airport System Revenue Bonds, (AMBAC Insured), Series 1991
7.375% due 07/01/2012	425	452

192	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)
Southeast Texas Hospital Financing Agency Revenue Bonds, Series 1979
7.500% due 12/01/2009	$1,030	$1,198
Texas State General Obligation Bonds, Series 2002
5.250% due 08/01/2010	1,050	1,192
Texas State Turnpike Systems Authority Revenue Bonds, Series 2002
5.000% due 06/01/2007	2,000	2,211
Texas State Water Financial Assistance, Series 2002
5.000% due 08/01/2009	685	766

		16,186

Utah 0.9%
Utah Sales Tax Transportation Authority Revenue Bonds, Series 2002
1.650% due 09/01/2032 (a)	1,000	1,000
Utah Water Financing Agency Revenue Bonds, (AMBAC Insured), Series 2002
4.000% due 07/01/2004	425	442
Utah Water Financing Agency Revenue Bonds, (AMBAC Insured), Series 2002
3.500% due 07/01/2005	300	313

		1,755

Virginia 0.8%
Virginia Polytechnic Institute & State University Revenue Bonds, Series 1996
5.400% due 06/01/2012	1,400	1,525

Washington 1.8%
Washington State Public Power Supply System & Nuclear Project No. 1 Revenue Bonds, (AMBAC Insured), Series 1996
6.000% due 07/01/2007	1,000	1,148
Washington State Public Power Supply System & Nuclear Project No. 2 Revenue Bonds, (MBIA-IBC Insured), Series 1993
5.500% due 07/01/2006	2,100	2,341

		3,489

West Virginia 0.1%
Kanawha County, West Virginia Residential Mortgage Revenue Bonds, (FGIC Insured), Series 1979
7.375% due 09/01/2010	160	192

Wisconsin 7.6%
Badger Tobacco Asset Securitization Corporation Revenue Bonds, Series 2002
5.000% due 06/01/2008	2,240	2,345
5.500% due 06/01/2005	5,635	6,030
Marshfield, Wisconsin Hospital Facilities Revenue Bonds, Series 1978
6.625% due 04/01/2006	705	765
South Milwaukee, Wisconsin School District General Obligation Bonds, (FGIC Insured), Series 2002
3.000% due 04/01/2007	275	281
3.750% due 04/01/2009	240	250
South Milwaukee, Wisconsin School District, (FGIC Insured), Series 2002
3.750% due 04/01/2010	275	284
Two Rivers, Wisconsin Public School District General Obligation Bonds, (FSA Insured), Series 2002
4.250% due 03/01/2013	1,255	1,322
Wisconsin Housing and Economic Development Revenue Bonds, (MBIA Government of Authority Insured), Series 2002
4.500% due 05/01/2010	1,095	1,146
Wisconsin State Clean Water Revenue Bonds, Series 1998
5.500% due 06/01/2014	2,000	2,338

		14,761

Total Municipal Bonds & Notes (Cost $174,604)		179,098

SHORT-TERM INSTRUMENTS 6.6%
Money Market Fund 6.0%
Reich & Tang New York Money Market
1.090% due 10/01/2002	2,111	2,111
SSgA Tax Free Money Market
1.250% due 10/01/2002	9,439	9,439

		11,550

U.S. Treasury Bills 0.6%
1.574% due 11/14/2002-11/29/2002 (b)(c)	1,255	1,252

Total Short-Term Instruments (Cost $12,802)		12,802

Total Investments 99.1% (Cost $187,406)		$191,900

Other Assets and Liabilities (Net) 0.9%		1,776

Net Assets 100.0%		$193,676

Notes to Schedule of Investments (amounts in thousands):

(a) Variable rate security. The rate listed is as of September 30, 2002.

(b) Securities with an aggregate market value of $1,252 have been segregated with the custodian to cover margin requirements for the following open futures contracts at September 30, 2002:

Type	# of Contracts	Unrealized (Depreciation)

U.S. Treasury 5 Year Note (12/2002)	320	$(906)
U.S. Treasury 10 Year Note (12/2002)	280	(784)

		$(1,690)

(c) Securities are grouped by coupon or range of coupons and represent a range of maturities.

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	193

Schedule of Investments
California Intermediate Municipal Bond Fund
September 30, 2002 (Unaudited)
	Principal Amount (000s)	Value (000s)
MUNICIPAL BONDS & NOTES 94.1%
California 77.8%
A B C California Unified School District General Obligation Bonds, (FGIC Insured), Series 2001
0.000% due 08/01/2030	$1,850	$454
0.000% due 08/01/2031	1,285	300
0.000% due 08/01/2032	1,965	436
0.000% due 08/01/2033	1,670	352
0.000% due 08/01/2034	1,755	352
Alameda, California Harbor Bay Business Park Assessment Revenue Bonds, Series 1998
5.500% due 09/02/2012	3,500	3,728
Anaheim, California Public Financing Authority Revenue Bonds, (AMBAC Insured), Series 1999
4.625% due 10/01/2027 (a)	150	163
Antioch, California Public Financing Authority Reassessment Revenue Bonds, Series 1998-B
5.500% due 09/02/2008	475	509
Association of Bay Area Governments Financing Authority for Non-Profit Corporations Revenue Bonds, (California Mtg. Insured), Series 2001
5.250% due 04/01/2026	2,000	2,089
Bay Area Toll Authority California Toll Bridge Revenue Bonds, Series 2001
1.550% due 04/01/2029 (a)	400	400
California Educational Facilities Authority Revenue Bonds, Series 1997-A
5.700% due 10/01/2015	135	158
California Health Facilities Financing Authority Revenue Bonds, (CA MTG Insured), Series 2000
5.000% due 09/01/2010	350	388
California Housing Financial Agency Revenue Bonds, (AMBAC FHA Insured), Series 1996
5.950% due 02/01/2011	100	109
California Infrastructure & Economic Development Bank Insured Revenue Bonds, Series 2002
1.950% due 04/01/2042 (a)	1,000	1,000
California Pollution Control Financing Authority Revenue Bonds, Series 1999-A
4.500% due 08/01/2003	150	154
California State General Obligation Bonds, (FGIC Insured), Series 1997
5.000% due 10/01/2004	325	348
California State General Obligation Bonds, (MBIA Insured), Series 1991
6.600% due 02/01/2011	1,000	1,248
California State General Obligation Bonds, (MBIA Insured), Series 1992
7.500% due 10/01/2007	400	498
California State General Obligation Bonds, Series 1991
6.500% due 09/01/2010	1,730	2,109
California State General Obligation Bonds, Series 1997-BL
5.300% due 12/01/2012	400	423
California State General Obligation Bonds, Series 2000
5.250% due 03/01/2005	100	108
5.250% due 03/01/2013	300	337
5.700% due 12/01/2032	250	258
California State General Obligation Bonds, Series 2002
5.250% due 04/01/2030	3,000	3,175
California State Inverse-Floater Bonds, Series 1992
10.850% due 09/01/2012 (a)	5,000	7,400
California State Public Works Board Lease Revenue Bonds, Series 1994-A
6.375% due 11/01/2014	500	561
California Statewide Communities Development Authority Apartment Development Revenue Bonds, Series 1998-A-3
5.100% due 05/15/2025	2,000	2,133
California Statewide Communities Development Authority Certificates of Participation Bonds, Series 1994
6.500% due 07/01/2015	1,000	1,110
California Statewide Communities Development Authority Revenue Bonds, (CA Mortgage Insured), Series 2001
5.000% due 10/01/2018	2,000	2,115
California Statewide Communities Development Authority Revenue Bonds, Series 2002
5.500% due 08/15/2034	1,000	1,037
6.750% due 07/01/2032 (b)	2,705	2,807
California Statewide Financing Authority Tobacco Settlement Revenue Bonds, Series 2002
4.600% due 05/01/2012	1,030	1,054
California Tobacco Securitization Agency Revenue Bonds, Series 2002
6.125% due 06/01/2043	1,000	1,022
Capistrano, California Unified School District Community Facilities Special Tax Bonds, Series 1997
7.100% due 09/01/2021	1,950	2,354
Capistrano, California Unified School District Community Facilities Special Tax Bonds, Series 1999
5.700% due 09/01/2020	1,500	1,546
Chico, California Public Financing Authority Revenue Bonds, (FSA Insured), Series 1996
5.200% due 04/01/2011	485	523
Chula Vista, California Special Tax Bonds, Series 2000-1
6.350% due 09/01/2017	230	248
6.400% due 09/01/2018	120	128
Corona, California Community Facilities District Special Tax Bonds, Series 1998
5.875% due 09/01/2023	1,000	1,038
East Bay, California Municipal Utility District Wastewater Treatment System Revenue Bonds, (AMBAC Insured), Series 1993
9.170% due 06/01/2020 (a)	6,000	6,443

194	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

East Bay, California Municipal Utility District Water System Revenue Bonds, (MBIA Insured), Series 1993
9.070% due 06/01/2013 (a)	$3,450	$3,728
Elsinore Valley, California Municipal Water District Certificates of Participation Bonds, (FGIC Insured), Series 2000
1.550% due 07/01/2029 (a)	1,000	1,000
Evergreen, California School District General Obligation Bonds, (FGIC Insured), Series 2000-C
10.000% due 09/01/2005	465	576
10.000% due 09/01/2006	380	496
Foothill Eastern Transportation Corridor Agency California Toll Road Revenue Bonds, (MBIA-IBC Insured), Series 1999
5.875% due 01/15/2027	2,500	1,828
Foothill Eastern Transportation Corridor Agency California Toll Road Revenue Bonds, Series 1995
0.000% due 01/01/2026	1,000	319
Fresno, California Special Tax Bonds, Series 1998
4.750% due 09/01/2005	885	894
Healdsburg, California Community Redevelopment Agency Tax Allocation Bonds, (MBIA Insured), Series 2002
5.000% due 08/01/2022	2,530	2,671
Irvine Ranch California Water District General Obligation Bonds, (Helaba Insured), Series 1985
2.000% due 10/01/2009 (a)	1,200	1,200
Irvine Ranch, California Water District General Obligation Bonds, Series 1989
1.450% due 06/01/2015 (a)	800	800
Irvine Ranch, California Water District Revenue Bonds, Series 1993
1.700% due 05/01/2009 (a)	500	500
Irvine, California Import Bond Act of 1915 Special Assessment Bonds, Series 1998
1.550% due 09/02/2023 (a)	1,500	1,500
Irvine, California Improvement Bond Act of 1915 Special Assessment Bonds, (KBC Bank N.V. Insured), Series 1999
1.850% due 09/02/2024 (a)	669	669
Long Beach, California Harbor Revenue Bonds, (MBIA Insured), Series 1995
6.500% due 05/15/2005	220	246
Long Beach, California Harbor Revenue Bonds, Series 1993
4.700% due 05/15/2004	150	157
Los Altos, California School District General Obligation Bonds, Series 2001
5.000% due 08/01/2016	200	219
Los Angeles County, California Transportation Commission Certificate of Participation Bonds, Series 1992-B
6.250% due 07/01/2004	500	516
Los Angeles, California Community Redevelopment Agency Certificates of Participation Bonds, Series 1984
7.550% due 11/01/2008	365	389
Los Angeles, California Department of Water & Power Revenue Bonds, (MBIA Insured), Series 2001
5.250% due 07/01/2013	1,500	1,727
Los Angeles, California Department of Water & Power Revenue Bonds, (SPA-Dexia Public Finance Insured), Series 2001
1.550% due 07/01/2035 (a)	5,300	5,300
Los Angeles, California General Obligation Bonds, Series 2002
4.000% due 09/01/2012	2,525	2,706
Los Angeles, California State Building Authority Lease Revenue Bonds, Series 1999-A
4.600% due 10/01/2007	150	167
Los Angeles, California Unified School District General Obligation Bonds, (MBIA Insured), Series 1999-C
4.750% due 07/01/2010	30	34
Lucia Mar Unified School District, California General Obligation Bonds, (FSA Insured), Series 2002
5.000% due 08/01/2022	1,215	1,288
Manhattan Beach, California Unified School District General Obligation Bonds, (FGIC Insured), Series 2002
0.000% due 09/01/2025	1,400	445
Metropolitan Water District Southern California General Obligation Bonds, Series 1993-A1
7.250% due 03/01/2007	150	183
Metropolitan Water District Southern California Revenue Bonds, (SPA-Westdeutsche Landesbank Insured), Series 2000
1.800% due 07/01/2035 (a)	1,250	1,250
Metropolitan Water District Southern California Revenue Bonds, Series 1993
9.062% due 10/30/2020 (a)	600	659
Metropolitan Water District Southern California Waterworks Revenue Bonds, (Lloyds TSB Bank PLC Insured), Series 2001
1.950% due 07/01/2036 (a)	1,200	1,200
Murrieta Valley, California Unified School District Special Tax Bonds, (Keybank N.A. Insured), Series 2001
6.350% due 09/01/2025	580	593
6.400% due 09/01/2031	700	715
Newport Beach, California Revenue Bonds, Series 1992
1.480% due 10/01/2022 (a)	1,500	1,500
Oakland-Alameda County, California Coliseum Authority Lease Revenue Bonds, Series 2000
1.450% due 02/01/2025 (a)	200	200

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	195

Schedule of Investments (Cont.)
California Intermediate Municipal Bond Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

Orange County, California Community Facilities District Special Tax Bonds, Series 2000
5.600% due 08/15/2011	$455	$479
5.700% due 08/15/2012	485	508
5.800% due 08/15/2013	600	627
6.200% due 08/15/2018	1,025	1,068
Orange County, California Local Transportation Authority Sales Tax Revenue Bonds, (AMBAC-TCRS Insured), Series 1992
6.200% due 02/14/2011	3,250	3,984
Orange County, California Revenue Bonds, (MBIA Insured), Series 1995-A
6.000% due 06/01/2010	1,000	1,210
Orange County, California Sanitation District Certificates of Participation Bonds, (SPA-Dexia Public Finance Bank Insured), Series 2000
1.850% due 08/01/2029 (a)	1,580	1,580
Orange County, California Sanitation District Certificates of Participation Bonds, (SPA-DEXIA Public Finance Insured), Series 2000
1.850% due 08/01/2030 (a)	1,090	1,090
Orange County, California Sanitation Districts Certificates of Participation Bonds, (AMBAC Go of Dist Insured), Series 1993
1.850% due 08/01/2016 (a)	1,200	1,200
Orange County, California Special Financing Authority Teeter Plan Revenue Bonds, Series 1995
1.550% due 11/01/2014 (a)	1,300	1,300
1.550% due 11/01/2014 (a)	3,200	3,200
Orange County, California State Pipeline Financing Authority Teeter Plan Revenue Bonds, Series 1995 xxx% due 11/01/2014
1.550% due 11/01/2014 (a)	2,800	2,800
Oxnard, California Improvement Bond Act 1915 Special Assessment Bonds, Series 1997
5.500% due 09/02/2004	1,175	1,217
Pacific Housing & Finance Agency, California Revenue Bonds, (MBIA Insured), Series 1999
4.625% due 12/01/2004	250	258
Pleasant Valley, California School District Ventura County General Obligation Bonds, (MBIA Insured), Series 2002
5.850% due 08/01/2031	2,500	3,047
Port of Oakland, California Revenue Bonds, (FGIC Insured), Series 2000
5.500% due 11/01/2009	500	580
Redding, California Electric System Revenue Certificates of Participation, (FGIC Insured), Series 1993
5.684% due 06/28/2019	500	518
Riverside County, California Asset Leasing Corp. Revenue Bonds, (MBIA Insured), Series 2000
5.200% due 11/01/2010	250	293
Sacramento, California Municipal Utility District Revenue Bonds, Series 1983-M
9.000% due 04/01/2013	960	1,311
San Bernardino County, California Certificates of Participation Bonds, (MBIA Insured), Series 2002
5.000% due 07/01/2015	2,365	2,696
San Diego, California Unified School District General Obligation Bonds, (FSA Insured), Series 2001
5.000% due 07/01/2026	1,000	1,050
San Francisco, California City & County Airport Commission International Airport Revenue Bonds, (FGIC Insured), Series 1996-12-A
5.625% due 05/01/2005	400	438
San Francisco, California City & County Airport Commission International Airport Revenue Bonds, (FSA Insured), Series 1998-16A
5.500% due 05/01/2015	300	334
San Francisco, California City & County Airport Commission International Airport Revenue Bonds, (MBIA Insured), Series 1996-14A
8.000% due 05/01/2005	500	574
San Jose, California Multifamily Housing Revenue Bonds, (Bay View Bank & Federal Home Loan Bank Insured), Series 1999
4.950% due 06/01/2039	990	1,082
San Jose, California Redevelopment Agency Tax Allocation Bonds, (MBIA Insured), Series 1993
6.000% due 08/01/2010	600	728
San Jose, California Redevelopment Agency Tax Allocation Bonds, (MBIA Insured), Series 2002
5.000% due 08/01/2022	2,000	2,102
San Pablo, California Redevelopment Agency Revenue Bonds, Series 1979
8.000% due 10/01/2011	130	156
Santa Margarita/Dana Point Authority, California Revenue Bonds, (MBIA Insured), Series 1994-A
7.250% due 08/01/2006	150	180
South Tahoe, California Joint Powers Financing Authority Revenue Bonds, Series 1999-A
7.300% due 10/01/2007	150	158
Stockton, California Certificates of Participation, Series 1999
4.750% due 08/01/2006	120	131
Tulare County, California Certificates of Participation Bonds, (MBIA Insured), Series 1998
5.000% due 08/15/2013	3,225	3,722
West Sacramento, California Financing Authority Revenue Bonds, (FGIC Insured), Series 2002
5.000% due 08/01/2032	2,675	2,824

		128,735

Illinois 0.9%
Illinois Educational Facilities Authority Revenue Bonds, Series 1993
9.620% due 07/01/2012 (a)	1,400	1,491

Louisiana 1.1%
Louisiana Tobacco Settlement Financing Corporate Revenue Bonds, Series 2001
5.875% due 05/15/2039	2,000	1,892

196	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

New Hampshire 1.9%
New Hampshire Health & Educational Facilities Authority Revenue Bonds, (AMBAC Insured), Series 2002
5.250% due 07/01/2014	$2,690	$3,054

New Jersey 1.7%
New Jersey Economic Development Authority Revenue Bonds, Series 1998
6.375% due 04/01/2031	2,000	2,508
6.800% due 04/01/2018	250	269

		2,777

Puerto Rico 7.5%
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue Bonds, (FSA Surety Bond Insured), Series 1985-A
9.000% due 07/01/2009	3,835	4,451
Puerto Rico Commonwealth General Obligation Bonds, (MBIA Insured), Series 1995
5.200% due 07/01/2006	410	456
Puerto Rico Commonwealth Highway & Transportation Authority Highway Revenue Bonds, Series 1993-X
5.200% due 07/01/2003	500	514
5.350% due 07/01/2005	5,000	5,218
Puerto Rico Commonwealth Infrastructure Financing Authority Revenue Bonds, (AMBAC Insured), Series 1998-A
5.250% due 07/01/2010	150	170
Puerto Rico Electric Power Authority Revenue Bonds, Series 1995-X
6.125% due 07/01/2021	500	571
Puerto Rico Industrial Tourist Educational, Medical & Environmental Control Facilities Revenue Bonds, Series 2000
5.300% due 11/15/2005	250	271
Puerto Rico Industrial Tourist Environmental Central Facilities Revenue Bonds, Series 2000
5.300% due 11/15/2004	150	160
Puerto Rico Public Finance Corp. Revenue Bonds, (AMBAC Insured), Series 1998-A
5.000% due 06/01/2007	500	560

		12,371

Texas 0.2%
Arlington, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2000
7.940% due 02/15/2024 (a)	250	260

Virgin Islands 3.0%
Virgin Islands Public Finance Authority Revenue Bonds, Series 1998-C
5.500% due 10/01/2007	1,500	1,654
5.500% due 10/01/2008	3,000	3,317

		4,971

Total Municipal Bonds & Notes (Cost $146,355)		155,551

SHORT-TERM INSTRUMENTS 3.1%
Commercial Paper 0.1%
Fannie Mae
1.730% due 11/29/2002 (c)	200	199

Money Market Fund 2.9%
Reich & Tang New York Money Market
1.010% due 10/01/2002	4,769	4,769

U.S. Treasury Bills 0.1%
1.590% due 11/14/2002 (c)(d)	235	235

Total Short-Term Instruments (Cost $5,203)		5,203

Total Investments 97.2% (Cost $151,558)		$160,754

Other Assets and Liabilities (Net) 2.8%		4,632

Net Assets 100.0%		$165,386

Notes to Schedule of Investments (amounts in thousands):

(a) Variable rate security. The rate listed is as of September 30, 2002.

(b) Restricted security.

(c) Securities with an aggregate market value of $434 have been segregated with the custodian to cover margin requirements for the following open futures contracts at September 30, 2002:

Type	# of Contracts	Unrealized (Depreciation)

U.S. Treasury 30 Year Bond (12/2002)	122	$(419)

(d) Securities are grouped by coupon or range of coupons and represent a range of maturities.

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	197

Schedule of Investments
California Municipal Bond Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

MUNICIPAL BONDS & NOTES 95.4%
California 82.3%
Anaheim, California Public Financing Authority Revenue Bonds, (FSA Insured), Series 2002
3.900% due 10/01/2012	$500	$532
California Infrastructure & Economic Development Bank Insured Revenue Bonds, Series 2002
1.450% due 04/01/2042 (a)	400	400
California State Department Water Center Revenue Bonds, Series 1993
8.375% due 12/01/2003	150	162
California State General Obligation Bonds, Series 2001
5.125% due 03/01/2031	625	650
California State Inverse-Floater Bonds, Series 1992
11.044% due 09/01/2012 (a)	500	740
California Statewide Communities Development Authority Revenue Bonds, Series 2001
5.125% due 10/01/2030	400	412
California Statewide Communities Development Authority Revenue Bonds, Series 2002
6.750% due 07/01/2032 (b)	400	415
California Statewide Tobacco Settlement Financing Authority Revenue Bonds, Series 2002
4.875% due 05/01/2014	295	303
Capistrano, California Unified School District Community Facilities Special Tax Bonds, Series 1999
5.700% due 09/01/2020	400	412
Chula Vista, California Special Tax Bonds, Series 2000-1
6.400% due 09/01/2018	125	134
Corona, California Community Facilities District Special Tax Bonds, Series 1998
5.875% due 09/01/2023	150	156
East Bay, California Municipal Utility District Water System Revenue Bonds, (MBIA Insured), Series 1993
8.720% due 06/01/2013 (a)	400	432
Foothill Eastern Transportation Corridor Agency California Toll Road Revenue Bonds, (MBIA-IBC Insured), Series 1999
5.875% due 01/15/2027	500	366
Irvine Ranch California Water District Certificate Participation, (LOC-Toronto Dominio Bank Insured), Series 1986
1.500% due 08/01/2016	400	400
Irvine, California Import Bond Act of 1915 Special Assessment Bonds, Series 1998
1.450% due 09/02/2023 (a)	300	300
Irvine, California Improvement Bond Act of 1915 Special Assessment Bonds, (KBC Bank N.V. Insured), Series 1999
1.450% due 09/02/2024 (a)	278	278
Livermore, California Certificates of Participation Bonds, (AMBAC Insured), Series 2002
1.400% due 05/01/2027 (a)	300	300
Livermore-Amador Water Management Agency California Revenue Bonds, (AMBAC Insured), Series 2001
5.000% due 08/01/2031	200	209
Los Angeles County, California Transportation Commission Certificate of Participation Bonds, Series 1992-B
6.250% due 07/01/2004	500	516
Los Angeles, California Department of Water & Power Revenue Bonds, (SPA-Dexia Public Finance Insured), Series 2001
1.400% due 07/01/2035 (a)	500	500
Los Angeles, California Department of Water & Power Waterworks Revenue Bonds, (MBIA Insured), Series 1994
6.375% due 07/01/2034	350	385
Los Angeles, California General Obligation Bonds, Series 2002
4.000% due 09/01/2012	500	536
Los Angeles, California Water and Power Revenue Bonds, Series 2001
1.600% due 07/01/2034 (a)	400	400
Manhattan Beach, California Unified School District General Obligation Bonds, (FGIC Insured), Series 2002
0.000% due 09/01/2025	3,100	984
Metropolitan Water District Southern California Revenue Bonds, Series 1993
8.798% due 10/30/2020 (a)	200	220
Murrieta Valley, California Unified School District Special Tax Bonds, (Keybank N.A. Insured), Series 2001
6.350% due 09/01/2025	55	56
Newport Beach, California Revenue Bonds, Series 1992
1.550% due 10/01/2022 (a)	400	400
Oakland-Alameda County, California Coliseum Authority Lease Revenue Bonds, Series 2000
1.450% due 02/01/2025 (a)	200	200
Orange County, California Local Transportation Authority Sales Tax Revenue Bonds, (AMBAC-TCRS Insured), Series 1992
6.200% due 02/14/2011	750	920
Orange County, California Revenue Bonds, (MBIA Insured), Series 1995-A
6.000% due 06/01/2010	400	484
Orange County, California Sanitation District Certificates of Participation Bonds, (SPA-DEXIA Public Finance Insured), Series 2000
1.450% due 08/01/2030 (a)	500	500
Pioneers Memorial Healthcare District, California General Obligation Bonds, (AMBAC Insured), Series 1998
5.125% due 10/01/2024	400	419

198	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

Placer, California Unified High School District General Obligation Bonds, (FGIC Insured), Series 2000
0.000% due 08/01/2018	$1,450	$711
Pleasant Valley, California School District Ventura County General Obligation Bonds, (MBIA Insured), Series 2002
5.850% due 08/01/2031	1,500	1,828
San Bernardino County, California Certificate Participation, (MBIA Insured), Series 2001
4.000% due 11/01/2012	50	53
San Diego, California Unified School District General Obligation Bonds, (FSA Insured), Series 2001
5.000% due 07/01/2026	1,000	1,050
San Joaquin Hills, California Transportation Corridor Agency Toll Road Revenue Bonds, (MBIA Insured), Series 1997
0.000% due 01/15/2032	500	114
San Jose, California Redevelopment Agency Tax Allocation Bonds, (MBIA Insured), Series 1993
6.000% due 08/01/2010	300	364
Southern California Public Power Authority Revenue Bonds, (FSA-CR Insured), Series 1993
5.000% due 07/01/2015	110	113

		17,354

Connecticut 2.8%
Connecticut State Development Authority Revenue Bonds, (Radian Insured) Series 2002
4.750% due 08/01/2032	600	587

Louisiana 4.5%
Louisiana Tobacco Settlement Financing Corporate Revenue Bonds, Series 2001
5.875% due 05/15/2039	1,000	946

New Jersey 2.6%
New Jersey Economic Development Authority Revenue Bonds, Series 1998
6.500% due 04/01/2018	500	540

Puerto Rico 1.1%
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue Bonds, (FSA Surety Bond Insured), Series 1985-A
9.000% due 07/01/2009	205	238

Virgin Islands 2.1%
Virgin Islands Public Finance Authority Revenue Bonds, Series 1998-C
5.500% due 10/01/2008	405	448

Total Municipal Bonds & Notes (Cost $19,183)		20,113

SHORT-TERM INSTRUMENTS 9.5%
Money Market Fund 9.2%
Reich & Tang New York Money Market
1.090% due 10/01/2002	1,047	1,047
SSgA Tax Free Money Market
1.250% due 10/01/2002	887	887

		1,934

U.S. Treasury Bills 0.3%
1.596% due 11/14/2002-11/29/2002 (c)	60	60

Total Short-Term Instruments (Cost $1,994)		1,994

Total Investments 104.9% (Cost $21,177)		$22,107
Other Assets and Liabilities (Net) (4.9%)		(1,033)

Net Assets 100.0%		$21,074

Notes to Schedule of Investments (amounts in thousands):

(a) Variable rate security. The rate listed is as of September 30, 2002.

(b) Restricted security.

(c) Securities are grouped by coupon or range of coupons and represent a range of maturities.

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	199

Schedule of Investments
New York Municipal Bond Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

MUNICIPAL BONDS & NOTES 85.1%
Arizona 7.1%
Salt River Project Agricultural Import & Power District Revenue Bonds, Series 2002
4.750% due 01/01/2032	$750	$752

New York 77.0%
Amherst, New York General Obligation Bonds, (FGIC Insured), Series 1999-A
5.500% due 12/01/2008	150	172
Edmeston, New York Central School District General Obligation Bonds, (MBIA Insured), Series 1999
5.100% due 06/15/2007	150	169
Nassau County, New York Tobacco Settlement Corp. Revenue Bonds, Series 1999
5.250% due 07/15/2011	150	153
New York City, New York General Obligation Bonds, (FSA Insured), Series 1994
1.750% due 08/01/2023 (a)	200	200
New York City, New York General Obligation Bonds, (MBIA Insured), Series 1994
1.800% due 08/15/2003 (a)	70	70
New York City, New York Individual Development Agency Civic Facility Revenue Bonds, Series 2002
6.450% due 07/01/2032	250	253
New York City, New York Individual Development Agency Special Facilities Revenue Bonds, Series 1998
5.250% due 12/01/2032	150	89
New York City, New York Individual Development Revenue Bonds, Series 1997
5.650% due 10/01/2028	150	152
New York City, New York Industrial Development Agency Pipeline Airport Facility Revenue Bonds, Series 2001
5.500% due 07/01/2028	250	240
New York City, New York Transitional Finance Authority Revenue Bonds, Series 2002
5.250% due 02/01/2029	1,000	1,125
New York City, New York Water & Sewer System Revenue Bonds, (Bank of New York Insured), Series 2002
1.750% due 06/15/2018 (a)	200	200
New York State Dormitory Authority Revenue Bonds, (FSA Insured), Series 1998
4.750% due 07/01/2008	150	166
New York State Dormitory Authority Revenue Bonds, (MBIA Insured), Series 2000
7.910% due 08/15/2022 (a)	250	256
New York State Dormitory Authority Revenue Bonds, Series 2000
6.000% due 07/01/2010	150	165
New York State Dormitory Authority Revenue Bonds, Series 2001
5.500% due 07/01/2030	200	207
New York State Dormitory Authority Revenue Bonds, Series 2002
6.000% due 11/15/2029	400	471
New York State General Obligation Bonds, Series 1997-D
5.250% due 08/01/2021	100	104
New York State Housing Finance Agency Revenue Bonds, (FNMA Insured), Series 1997
1.600% due 11/15/2019 (a)	450	450
New York State Local Government Assistance Corporate Revenue Bonds, (Landesbank Hessen & Societe Generale Insured), Series 1995
1.700% due 04/01/2025 (a)	100	100
New York State Local Government Assistance Corporate Revenue Bonds, (MBIA Insured), Series 1997-B
5.125% due 04/01/2013	150	164
New York State Power Authority Revenue & General Purpose Bonds, Series 1972-E
5.500% due 01/01/2010	115	129
New York State Triborough Bridge and Tunnel Authority Revenue Bonds, (FGIC Insured), Series 2001
5.000% due 01/01/2032	400	411
New York State Urban Development Corporate Revenue Bonds, Series 1999
5.000% due 01/01/2005	150	160
Oneida County, New York Individual Development Agency Revenue Bonds, (MBIA Insured), Series 2002
1.700% due 09/15/2032(a)	420	420
Rockland County, New York Solid Waste Management Authority Revenue Bonds, Series 1999-A
4.800% due 12/15/2005	145	156
Schenectady, New York Industrial Development Agency Civic Facility Revenue Bonds, Series 2001
5.500% due 07/01/2016	500	574
Troy, New York Industrial Development Agency Civic Facility Revenue Bonds, Series 2002
5.500% due 09/01/2015	500	573
TSASC Inc. Revenue Bonds, Series 1999
5.400% due 07/15/2012	300	321
TSASC Inc. Revenue Bonds, Series 2002
5.000% due 07/15/2014	500	514

		8,164

Puerto Rico 1.0%
Childrens Trust Fund Tobacco Settlement Revenue Bonds, Series 2000
6.000% due 07/01/2026	100	106

Total Municipal Bonds & Notes (Cost $8,676)		9,022

200	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

SHORT-TERM INSTRUMENTS 7.7%
Money Market Fund 7.2%
Reich & Tang New York Money Market
1.100% due 10/01/2002	$527	$527
SSgA Tax Free Money Market
1.250% due 10/01/2002	244	244

		771

U.S. Treasury Bills 0.5%
1.603% due 11/14/2002-11/29/2002 (b)	50	50

Total Short-Term Instruments (Cost $821)		821

Total Investments 92.8% (Cost $9,497)		$9,843
Other Assets and Liabilities (Net) 7.2%		764

Net Assets 100.0%		$10,607

Notes to Schedule of Investments (amounts in thousands)

(a) Variable rate security. The rate listed is as of September 30, 2002.

(b) Securities are grouped by coupon or range of coupons and represent a range of maturities.

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	201

Notes to Financial Statements

September 30, 2002 (Unaudited)

1. Organization

PIMCO Funds: Pacific Investment Management Series (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company. The Trust currently consists of 48 separate investment funds (the “Funds”). The Trust may offer up to six classes of shares: Institutional, Administrative, A, B, C and D. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Institutional and Administrative Classes (the “Institutional Classes”) of the Trust. Certain detailed financial information for the A, B, C and D Classes (the “Other Classes”) is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Effective April 1, 2001, the accounting method relating to the amortization of premiums and discounts changed to the interest method, which did not materially affect the Funds’ financial statements.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, of each Fund, except the Strategic Balanced, Convertible, European Convertible and StocksPLUS Funds, are declared on each day the Trust is open for business and are distributed to shareholders monthly. Dividends from net investment income, if any, of the Strategic Balanced, Convertible, European Convertible and StocksPLUS Funds are declared and distributed to shareholders quarterly. Net realized capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions reflected as a tax basis return of capital in the accompanying Statements of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividends and distributions.

Foreign Currency. The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities

202	PIMCO Funds Semi-Annual Report I 9.30.02

are translated to U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses of each Fund, except the CommodityRealReturn Strategy, All Asset, Strategic Balanced, Convertible, European Convertible, StocksPLUS and StocksPLUS Total Return Funds, are allocated daily to each class of shares based on the relative value of settled shares. Income and non-class specific expenses of the Strategic Balanced, Convertible, European Convertible and StocksPLUS Funds are allocated daily to each class of shares based on the relative net assets of each class. Realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Financing Transactions. Certain Funds may enter into financing transactions consisting of the sale by the Fund of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income in the Statement of Operations. If the counterparty to whom the Fund sells the security becomes insolvent, a Fund’s right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by a Fund with the proceeds of a financing transaction may not exceed transaction costs. The Fund will segregate assets determined to be liquid by PIMCO or otherwise cover its obligations under financing transactions.

Futures Contracts. Certain Funds are authorized to enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Funds may be required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Funds. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statements of Assets and Liabilities.

Options Contracts. Certain Funds may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call

9.30.02 I PIMCO Funds Semi-Annual Report	203

options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Forward Currency Transactions. Certain Funds may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund’s portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Swaps. Certain Funds may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate, total return, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically an emerging country, on its obligation. The Fund may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Fund owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Termination payments, or payments received or made at the end of the measurement period, are recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of miscellaneous income in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

Loan Agreements. Certain Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

Short Sales. Certain Funds have entered into short sales transactions during the fiscal year. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities. The Fund is obligated to deliver securities at the

204	PIMCO Funds Semi-Annual Report I 9.30.02

market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

Stripped Mortgage-Backed Securities (SMBS). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

Delayed-Delivery Transactions. Certain Funds may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, a Fund will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security. Forward sales commitments are accounted for by the Fund in the same manner as forward currency contracts discussed above.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive their principal until maturity.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

Reverse Repurchase Agreements. Certain Funds are authorized to enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. A reverse repurchase agreement involves the risk that the market value of the security sold by the Fund may decline below the repurchase price of the security. The Fund will segregate assets determined to be liquid by PIMCO or otherwise cover its obligations under reverse repurchase agreements.

Restricted Securities. Certain Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO) is a majority-owned subsidiary of Allianz Dresdner Asset Management of America L.P. (formerly PIMCO Advisors L.P.) and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund, except the Strategic Balanced Fund, at an annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at an annual rate of 0.15% for the Money Market Fund, 0.20% for the All Asset and Short Duration Municipal Income Funds, 0.50% for the Real Return Asset, Convertible and StocksPLUS Funds, 0.45% for the Emerging Markets Bond Fund, 0.49% for the CommodityRealReturn Strategy and StocksPLUS Total Return Funds, 0.50% for the European Convertible Fund and 0.25% for all other Funds.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives from each Fund a monthly administrative fee based on each share class’ average daily net assets. The Administration Fee for the Institutional

9.30.02 I PIMCO Funds Semi-Annual Report	205

Notes to Financial Statements (Cont.)
September 30, 2002 (Unaudited)

Classes is charged at the annual rate of 0.18% for the Total Return and Low Duration Funds; 0.19% for the Short Duration Municipal Income Fund; 0.20% for the Moderate Duration, Short-Term, Money Market, Real Return1 and Real Return II Funds; 0.22% for the California Intermediate Municipal Bond, California Municipal Bond and New York Municipal Bond Funds2; 0.24% for the Municipal Bond Fund3; 0.30% for the Global Bond and Global Bond II Funds; 0.40% for the Emerging Markets Bond Fund; and 0.25% for all other Funds. The Administration Fee for the A, B and C Classes is charged at an annual rate of 0.35% for the Short-Term, Money Market, Municipal Bond, California Intermediate Municipal Bond, California Municipal Bond and New York Municipal Bond Funds; 0.45% for the Foreign Bond and Global Bond II Funds; 0.50% for the GNMA Fund; 0.55% for the Emerging Markets Bond Fund; and 0.40% for all other Funds. The Administration Fee for Class D is charged at the annual rate of 0.25% for the Low Duration, Short-Term and Total Return Funds; 0.35% for the California Intermediate Municipal Bond, California Municipal Bond, Municipal Bond, New York Municipal Bond and Short Duration Municipal Income Funds; 0.45% for the Foreign Bond Fund; 0.50% for the GNMA Fund; 0.55% for the Emerging Markets Bond Fund; and 0.40% for all other Funds.

[1]	On October 1, 2001, the Fund’s Administrative Fee was reduced by 0.05%, to 0.20% per annum.
[2]	On October 1, 2001, the Funds’ Administrative Fees were reduced by 0.02%, to 0.22% per annum.
[3]	On October 1, 2001, the Fund’s Administrative Fee was reduced by 0.01%, to 0.24% per annum.

Strategic Balanced Fund Fees. Effective September 29, 2000, the Strategic Balanced Fund changed investment objectives to a “fund of funds” and as such does not pay any fees to PIMCO under the Trust’s investment advisory agreement in return for the advisory and asset allocation services provided by PIMCO. The Fund does, however, indirectly pay its proportionate share of the advisory fees paid to PIMCO by the Underlying Funds in which the Fund invests.
The Fund pays administrative fees to PIMCO at an annual rate of 0.05% based on the average daily net assets attributable in the aggregate to the Fund’s Institutional Class and Administrative Class shares. The Fund also indirectly pays its proportionate share of the administrative fees charged by PIMCO to the Underlying Funds in which the Fund invests.

Distribution and Servicing Fees. PIMCO Advisors Distributors LLC (“PFD”), is an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse, out of the Administrative Class assets of each Fund offering Administrative Class shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. The effective rate paid to PFD was 0.25% during the current fiscal year.
Pursuant to the Distribution and Servicing Plans adopted by the A, B, C and D Classes of the Trust, the Trust compensates PFD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C and D Classes. The Trust paid PFD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Distribution Fee (%)	Servicing Fee (%)

Class A
Money Market Fund	—	0.10
All other Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
Low Duration, Real Return, StocksPLUS and Municipal Bond Funds	0.50	0.25
Short-Term and Short-Duration Municipal Income Funds	0.30	0.25
Money Market Fund	—	0.10
All other Funds	0.75	0.25
Class D
All Funds	—	0.25

PFD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the Money Market Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of A, B and C Class shares. For the period ended September 30, 2002 PFD received $30,043,469 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money,

206	PIMCO Funds Semi-Annual Report I 9.30.02

including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above. PIMCO has agreed to waive a portion of Investment Grade Corporate Bond, Real Return II, Real Return Asset, Convertible, European Convertible, Short Duration Municipal Income, California Intermediate Municipal Bond, California Municipal Bond and New York Municipal Bond Funds administrative fees to the extent that the payment of each Fund’s pro rata share of Trustee fees and organizational (including offering) expenses cause the actual expense ratios to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Inst’l. Class	Admn. Class	Class A	Class B	Class C	Class D

Investment Grade Corporate Bond Fund	0.50%	0.75%	—	—	—	—
Real Return Fund II	0.45%	—	—	—	—	—
Real Return Asset Fund	0.75%	—	—	—	—	—
CommodityRealReturn Strategy Fund	0.74%	—	—	—	—	—
All Asset Fund	0.25%	—	—	—	—	—
Convertible Fund	0.65%	0.90%	1.05%	1.80%	1.80%	1.05%
European Convertible Fund	0.75%	—	—	—	—	—
StocksPLUS Total Return Fund	0.74%	—	—	—	—	—
Short Duration Municipal Income Fund	0.39%	—	0.80%	—	1.10%	0.80%
California Intermediate Municipal Bond Fund	0.47%	0.72%	0.85%	—	—	0.85%
California Municipal Bond Fund	0.47%	—	0.85%	—	—	0.85%
New York Municipal Bond Fund	0.47%	—	0.85%	—	—	0.85%

PIMCO may be reimbursed for these waived amounts in future periods. Each unaffiliated Trustee receives an annual retainer of $60,000, plus $3,000 for each Board of Trustees meeting attended in person and $500 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, each committee chair receives an annual retainer of $1,500. These expenses are allocated to the Funds of the Trust according to their respective net assets.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2002, were as follows (amounts in thousands):

	U.S Government/Agency
	Purchases	Sales	Purchases	Sales

Total Return Fund	$57,660,192	$59,827,426	$13,611,291	$11,125,516
Total Return Fund II	2,137,913	1,929,532	311,138	403,243
Total Return Fund III	690,020	743,398	240,920	248,197
Moderate Duration Fund	1,510,805	1,276,938	197,268	160,499
Low Duration Fund	7,051,221	5,040,385	1,461,981	564,253
Low Duration Fund II	485,769	262,186	124,352	93,481
Low Duration Fund III	46,249	44,887	4,598	2,248
Short-Term Fund	249,314	198,363	1,005,802	487,947
Long-Term U.S. Government Fund	1,495,820	1,670,959	121,704	69,935
Investment Grade Corporate Bond Fund	10,534	10,853	35,427	31,247
High Yield Fund	58,758	274,447	2,837,233	3,104,316
Total Return Mortgage Fund	923,988	641,483	135,363	88,776
GNMA Fund	1,063,227	815,891	35,321	1,295
Real Return Fund	6,346,929	3,587,474	222,692	120,190
Real Return Fund II	12,835	17,016	0	0
Real Return Asset Fund	21,637	15,797	805	0
CommodityRealReturn Strategy Fund	5,691	544	0	0
Foreign Bond Fund	3,661,042	3,453,751	605,605	200,967
Global Bond Fund	1,040,914	993,300	284,162	139,857
Global Bond Fund II	221,254	210,598	70,114	23,980
Emerging Markets Bond Fund	4,977	4,994	557,110	508,078
Strategic Balanced Fund	0	0	7,420	13,858
All Asset Fund	0	0	6,549	1,384
Convertible Fund	1,661	1,157	28,004	34,304
European Convertible Fund	498	499	4,092	4,834
StocksPLUS Fund	421,983	467,386	160,449	106,624
StocksPLUS Total Return Fund	529	290	52	10
Municipal Bond Fund	15,768	31,496	339,219	213,596
Short Duration Municipal Bond Fund	0	0	264,983	118,077
California Intermediate Municipal Bond Fund	9,556	19,089	73,589	37,256
California Municipal Bond Fund	0	112	15,270	7,594
New York Municipal Bond Fund	0	0	12,980	8,945

9.30.02 I PIMCO Funds Semi-Annual Report	207

Notes to Financial Statements (Cont.)
September 30, 2002 (Unaudited)

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

	Total Return Fund	Total Return Fund II	Total Return Fund III	Moderate Duration Fund	Low Duration Fund	Low Duration Fund II	Low Duration Fund III
	Premium

Balance at 03/31/2002	$316,125	$14,098	$7,011	$3,301	$25,640	$362	$184
Sales	57,137	1,737	1,263	1,811	199	11	1
Closing Buys	(26,365)	(747)	(584)	(2,626)	(5,473)	(6)	(25)
Expirations	(225,725)	(9,190)	(4,918)	(2,118)	(13,020)	(10)	(103)
Exercised	0	0	0	0	0	0	0

Balance at 09/30/2002	$121,172	$5,898	$2,772	$368	$7,346	$357	$57

	Short-Term Fund	Long-Term U.S. Government Fund	Investment Grade Corporate Bond Fund	High Yield Fund	Total Return Mortgage Fund	GNMA Fund	Foreign Bond Fund
	Premium

Balance at 03/31/2002	$1,213	$186	$47	$1,149	$26	$26	$8,915
Sales	18,744	4,662	0	16,419	25	28	4,038
Closing Buys	(8,328)	(630)	(1)	(1,149)	0	0	(3,609)
Expirations	0	(803)	(21)	0	(51)	(54)	(1,632)
Exercised	0	0	0	0	0	0	0

Balance at 09/30/2002	$11,629	$3,415	$25	$16,419	$0	$0	$7,712

	Global Bond Fund	Global Bond Fund II	StocksPLUS Fund
	Premium

Balance at 03/31/2002	$3,815	$871	$2,886
Sales	1,649	453	1,761
Closing Buys	(1,633)	(387)	(177)
Expirations	(637)	(161)	(3,560)
Exercised	0	0	0

Balance at 09/30/2002	$3,194	$776	$910

208	PIMCO Funds Semi-Annual Report I 9.30.02

6. Federal Income Tax Matters

At September 30, 2002, the net unrealized appreciation (depreciation) of investments securities for federal income tax purposes were as follows (amounts in thousands):

	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Total Return Fund	$1,545,825	$(1,385,834)	$159,991
Total Return Fund II	44,302	(33,013)	11,289
Total Return Fund III	21,391	(25,935)	(4,544)
Moderate Duration Fund	20,673	(16,332)	4,341
Low Duration Fund	114,757	(116,648)	(1,891)
Low Duration Fund II	8,190	(656)	7,534
Low Duration Fund III	980	(433)	547
Short-Term Fund	16,690	(35,813)	(19,123)
Long-Term U.S. Government Fund	22,310	(1,220)	21,090
Investment Grade Corporate Bond Fund	333	(699)	(366)
High Yield Fund	35,403	(633,694)	(598,291)
Total Return Mortgage Fund	3,129	(221)	2,908
GNMA Fund	2,787	(290)	2,497
Real Return Fund	445,812	(7,184)	438,628
Real Return Fund II	1,284	0	1,284
Real Return Asset Fund	3,343	(27)	3,316
CommodityRealReturn Strategy Fund	322	0	322
Foreign Bond Fund	115,002	(6,770)	108,232
Global Bond Fund	53,418	(3,680)	49,738
Global Bond Fund II	11,125	(614)	10,511
Emerging Markets Bond Fund	5,925	(28,578)	(22,653)
Strategic Balanced Fund	833	(14,906)	(14,073)
All Asset Fund	202	(32)	170
Convertible Fund	588	(3,252)	(2,664)
European Convertible Fund	47	(77)	(30)
StocksPLUS Fund	5,789	(9,428)	(3,639)
StocksPLUS Total Return Fund	8	0	8
Municipal Bond Fund	21,657	(1,760)	19,897
Short Duration Municipal Income Fund	4,548	(54)	4,494
California Intermediate Municipal Bond Fund	9,323	(127)	9,196
California Municipal Bond Fund	982	(52)	930
New York Municipal Bond Fund	389	(43)	346

9.30.02 I PIMCO Funds Semi-Annual Report	209

Notes to Financial Statements (Cont.)
September 30, 2002

7. Shares of Beneficial Interest
The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Total Return Fund				Total Return Fund II				Total Return Fund III
	Period Ended 09/30/2002		Year Ended 03/31/2002		Period Ended 09/30/2002		Year Ended 03/31/2002		Period Ended 09/30/2002		Year Ended 03/31/2002
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	742,614	$7,933,887	1,152,256	$12,210,173	36,445	$377,408	50,201	$517,374	17,291	$162,226	14,157	$133,009
Administrative Class	369,369	3,947,600	482,744	5,123,488	2,321	24,062	6,286	65,036	112	1,049	135	1,252
Other Classes	452,265	4,830,684	550,922	5,843,216	0	0	0	0	0	0	0	0

Issued as reinvestment of distributions
Institutional Class	66,139	707,194	221,968	2,341,040	2,935	30,477	11,322	116,001	1,946	18,341	5,786	53,795
Administrative Class	16,579	177,355	43,806	462,124	198	2,054	749	7,675	3	25	56	518
Other Classes	11,552	123,598	29,649	312,614	0	0	0	0	0	0	0	0

Cost of shares redeemed
Institutional Class	(566,421)	(6,051,716)	(1,009,152)	(10,701,797)	(30,256)	(311,718)	(42,208)	(434,820)	(12,574)	(118,172)	(23,067)	(214,489)
Administrative Class	(105,776)	(1,129,156)	(180,769)	(1,915,219)	(3,114)	(32,196)	(3,552)	(36,732)	(32)	(303)	(1,287)	(11,864)
Other Classes	(147,218)	(1,573,414)	(222,348)	(2,358,005)	0	0	0	0	0	0	0	0

Net increase (decrease) resulting from Fund share transactions	839,103	$8,966,032	1,069,076	$11,317,634	8,529	$90,087	22,798	$234,534	6,746	$63,166	(4,220)	$(37,779)

	Short-Term Fund				Money Market Fund				Long-Term U.S. Government Fund
	Period Ended 09/30/2002		Year Ended 03/31/2002		Period Ended 09/30/2002		Year Ended 03/31/2002		Period Ended 09/30/2002		Year Ended 03/31/2002
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	88,820	$886,439	121,344	$1,218,044	118,000	$118,000	172,703	$172,703	14,195	$154,474	15,622	$168,745
Administrative Class	10,056	100,182	32,592	326,512	41,504	41,504	61,315	61,315	8,038	88,038	6,443	69,020
Other Classes	74,959	747,226	158,246	1,588,251	572,884	572,884	916,321	916,321	17,467	188,862	23,831	252,472

Issued as reinvestment of distributions
Institutional Class	1,731	17,236	2,554	25,628	811	811	4,385	4,385	581	6,237	1,962	20,428
Administrative Class	418	4,158	201	2,016	230	230	391	391	179	1,925	596	6,224
Other Classes	1,145	11,392	1,348	13,523	1,047	1,047	4,002	4,002	343	3,676	1,180	12,297

Cost of shares redeemed
Institutional Class	(70,641)	(702,919)	(70,862)	(710,987)	(129,568)	(129,568)	(208,710)	(208,710)	(5,495)	(59,154)	(14,850)	(156,445)
Administrative Class	(8,416)	(83,710)	(4,227)	(42,322)	(35,840)	(35,840)	(55,511)	(55,511)	(1,869)	(19,967)	(7,759)	(83,717)
Other Classes	(59,708)	(594,427)	(61,277)	(614,934)	(449,944)	(449,944)	(960,207)	(960,207)	(11,349)	(122,053)	(18,864)	(199,216)

Net increase (decrease) resulting from Fund share transactions	38,364	$385,577	179,919	$1,805,731	119,124	$119,124	(65,311)	$(65,311)	22,090	$242,038	8,161	$89,808

210	PIMCO Funds Semi-Annual Report I 9.30.02

	Moderate Duration Fund				Low Duration Fund				Low Duration Fund II				Low Duration Fund III
	Period Ended 09/30/2002		Year Ended 03/31/2002		Period Ended 09/30/2002		Year Ended 03/31/2002		Period Ended 09/30/2002		Year Ended 03/31/2002		Period Ended 09/30/2002		Year Ended 03/31/2002
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	28,115	$287,513	27,295	$277,410	203,468	$2,077,553	271,724	$2,746,458	25,513	$254,075	15,377	$152,623	524	$5,328	1,820	$18,296
Administrative Class	0	0	0	0	10,129	103,492	18,459	186,711	47	467	58	567	0	4	1	5
Other Classes	0	0	0	0	157,470	1,608,132	164,152	1,665,238	0	0	0	0	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	1,542	15,787	3,918	39,583	8,264	84,434	20,135	203,560	647	6,442	2,939	29,336	105	1,070	237	2,370
Administrative Class	0	0	0	0	362	3,700	850	8,594	1	11	1	5	0	0	0	1
Other Classes	0	0	0	0	2,150	21,976	2,537	25,669	0	0	0	0	0	0	0	0
Cost of shares redeemed
Institutional Class	(21,142)	(215,515)	(12,425)	(125,254)	(127,516)	(1,301,021)	(265,102)	(2,679,138)	(14,654)	(145,469)	(45,261)	(453,578)	(1,688)	(17,047)	(675)	(6,758)
Administrative Class	0	0	0	0	(5,438)	(55,456)	(8,480)	(86,011)	(14)	(144)	(3)	(26)	0	(3)	0	0
Other Classes	0	0	0	0	(46,032)	(469,771)	(60,606)	(614,010)	0	0	0	0	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	8,515	$87,785	18,788	$191,739	202,857	$2,073,039	143,669	$1,457,071	11,540	$115,382	(26,889)	$(271,073)	(1,059)	$(10,648)	1,383	$13,914

	Investment Grade Corporate Bond Fund				High Yield Fund				Total Return Mortgage Fund				GNMA Fund
	Period Ended 09/30/2002		Year Ended 3/31/2002		Period Ended 09/30/2002		Year Ended 03/31/2002		Period Ended 09/30/2002		Year Ended 03/31/2002		Period Ended 09/30/2002		Year Ended 03/31/2002
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	1,350	$13,767	0	$0	63,841	$545,303	131,747	$1,242,136	2,326	$24,901	882	$9,237	2,160	$23,754	4,943	$53,099
Administrative Class	0	0	0	0	15,983	135,480	40,597	383,346	19	200	815	8,400	0	0	0	0
Other Classes	0	0	0	0	60,609	524,137	118,206	1,111,997	11,585	124,295	6,054	63,840	14,760	163,314	6,937	74,554
Issued as reinvestment of distributions
Institutional Class	37	381	67	695	7,036	59,793	9,541	90,010	40	433	148	1,548	42	468	109	1,168
Administrative Class	0	0	0	0	2,436	20,794	4,561	43,040	11	113	8	83	0	0	0	0
Other Classes	0	0	0	0	4,249	36,114	5,010	47,213	78	844	154	1,607	59	651	77	824
Cost of shares redeemed
Institutional Class	(913)	(9,548)	(2)	(20)	(59,546)	(503,735)	(57,600)	(542,560)	(291)	(3,115)	(985)	(10,470)	(687)	(7,522)	(2,714)	(29,128)
Administrative Class	0	0	0	0	(34,507)	(300,123)	(22,312)	(209,851)	(7)	(73)	(4)	(35)	0	0	0	0
Other Classes	0	0	0	0	(48,548)	(414,482)	(44,887)	(423,188)	(2,920)	(31,470)	(1,707)	(18,132)	(4,366)	(48,453)	(1,075)	(11,492)
Net increase (decrease) resulting from Fund share transactions	474	$4,600	65	$675	11,553	$103,281	184,863	$1,742,143	10,841	$116,128	5,365	$56,078	11,968	$132,212	8,277	$89,025

9.30.02 I PIMCO Funds Semi-Annual Report	211

Notes to Financial Statements (Cont.)
September 30, 2002

Shares of Beneficial Interest (Cont.)

	Real Return Fund				Real Return Fund II				Real Return Asset Fund
	Period Ended 09/30/2002		Year Ended 03/31/2002		Period Ended 09/30/2002		Period from 02/28/2002 to 03/31/2002		Period Ended 09/30/2002		Period from 11/12/2001 to 03/31/2002
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	84,190	$914,377	87,805	$912,609	118	$1,251	1,600	$16,000	524	$5,506	2,176	$21,061
Administrative Class	14,089	151,882	29,126	303,160	0	0	0	0	0	0	0	0
Other Classes	211,900	2,314,015	195,004	2,034,105	0	0	0	0	0	0	0	0

Issued as reinvestment of distributions
Institutional Class	3,672	39,821	3,916	40,497	47	494	8	76	71	723	9	83
Administrative Class	865	9,351	599	6,188	0	0	0	0	0	0	0	0
Other Classes	3,833	41,606	3,011	31,101	0	0	0	0	0	0	0	0

Cost of shares redeemed
Institutional Class	(20,638)	(223,838)	(23,824)	(247,011)	(101)	(1,095)	0	0	(26)	(270)	0	0
Administrative Class	(9,387)	(101,891)	(5,671)	(59,738)	0	0	0	0	0	0	0	0
Other Classes	(33,149)	(361,459)	(51,833)	(536,568)	0	0	0	0	0	0	0	0

Net increase resulting from Fund share transactions	255,375	$2,783,864	238,133	$2,484,343	64	$650	1,608	$16,076	569	$5,959	2,185	$21,144

	Emerging Markets Bond Fund				Strategic Balanced Fund				All Asset Fund
	Period Ended 09/30/2002		Year Ended 03/31/2002		Period Ended 09/30/2002		Year Ended 03/31/2002		Period from 07/31/2002 to 09/30/2002
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	15,179	$135,806	17,325	$159,605	141	$1,376	353	$3,726	572	$5,829
Administrative Class	375	3,554	1,303	12,302	31	304	134	1,409	0	0
Other Classes	9,511	86,223	7,365	69,095	438	4,200	873	9,166	0	0

Issued as reinvestment of distributions
Institutional Class	711	6,268	1,210	11,037	30	284	149	1,546	2	16
Administrative Class	37	328	130	1,181	2	14	4	39	0	0
Other Classes	222	1,959	129	1,198	10	91	47	487	0	0

Cost of shares redeemed
Institutional Class	(13,773)	(122,063)	(5,555)	(50,301)	(174)	(1,683)	(2,093)	(22,018)	0	0
Administrative Class	(785)	(7,348)	(1,142)	(10,725)	(16)	(155)	(34)	(335)	0	0
Other Classes	(6,624)	(58,513)	(1,043)	(9,795)	(526)	(4,964)	(715)	(7,472)	0	0

Net increase (decrease) resulting from Fund share transactions	4,853	$46,214	19,722	$183,597	(64)	$(533)	(1,282)	$(13,452)	574	$5,845

212	PIMCO Funds Semi-Annual Report I 9.30.02

	CommodityRealReturn Strategy Fund		Foreign Bond Fund				Global Bond Fund				Global Bond Fund II
	Period from 06/28/2002 to 09/30/2002		Period Ended 09/30/2002		Year Ended 03/31/2002		Period Ended 09/30/2002		Year Ended 03/31/2002		Period Ended 09/30/2002		Year Ended 03/31/2002
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	424	$4,361	25,095	$264,413	18,659	$194,705	10,978	$101,493	4,694	$39,724	103	$988	536	$5,057
Administrative Class	0	0	1,269	13,382	1,076	11,206	3,245	29,936	993	8,527	0	0	0	0
Other Classes	0	0	15,550	163,470	13,733	142,837	0	0	0	0	1,425	13,706	986	9,512

Issued as reinvestment of distributions
Institutional Class	3	40	903	9,511	2,102	21,851	737	6,704	1,411	11,983	131	1,265	486	4,667
Administrative Class	0	0	40	417	81	843	38	354	19	157	0	0	0	0
Other Classes	0	0	350	3,682	697	7,259	0	0	0	0	28	268	83	792

Cost of shares redeemed
Institutional Class	(2)	(19)	(8,183)	(86,140)	(18,309)	(190,979)	(9,252)	(85,484)	(6,451)	(54,609)	(483)	(4,628)	(560)	(5,435)
Administrative Class	0	0	(668)	(7,033)	(734)	(7,612)	(1,073)	(9,794)	(552)	(4,727)	0	0	0	0
Other Classes	0	0	(5,590)	(58,847)	(7,595)	(79,054)	0	0	0	0	(394)	(3,802)	(455)	(4,344)

Net increase resulting from Fund share transactions	425	$4,382	28,766	$302,855	9,710	$101,056	4,673	$43,209	114	$1,055	810	$7,797	1,076	$10,249

	Convertible Fund				European Convertible Fund				StocksPlus Fund				StocksPlus Total Return Fund
	Period Ended 09/30/2002		Year Ended 03/31/2002		Period Ended 09/30/2002		Year Ended 03/31/2002		Period Ended 09/30/2002		Year Ended 03/31/2002		Period from 06/28/2002 to 09/30/2002
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	75	$722	134	$1,509	0	$0	0	$0	3,402	$28,552	7,781	$79,926	112	$1,075
Administrative Class	0	0	0	0	0	0	0	0	8,441	70,125	4,895	49,369	0	0
Other Classes	314	3,062	872	9,807	0	0	0	0	5,210	42,929	8,342	83,448	0	0

Issued as reinvestment of distributions
Institutional Class	15	140	84	888	2	21	31	304	0	0	946	9,837	0	3
Administrative Class	0	0	0	0	0	0	0	0	0	0	129	1,306	0	0
Other Classes	7	70	70	734	0	0	0	1	0	0	744	7,611	0	0

Cost of shares redeemed
Institutional Class	(129)	(1,275)	(4,623)	(50,424)	(106)	(1,010)	0	0	(5,551)	(45,979)	(9,324)	(97,615)	(63)	(592)
Administrative Class	0	0	(27)	(293)	0	0	0	0	(1,839)	(14,958)	(423)	(4,295)	0	0
Other Classes	(833)	(8,408)	(1,217)	(13,550)	(1)	(10)	0	0	(12,891)	(107,255)	(14,699)	(146,106)	0	0

Net increase (decrease) resulting from Fund share transactions	(551)	$(5,689)	(4,707)	$(51,329)	(105)	$(999)	31	$305	(3,228)	$(26,586)	(1,609)	$(16,519)	49	$486

9.30.02 I PIMCO Funds Semi-Annual Report	213

Notes to Financial Statements (Cont.)
September 30, 2002

Shares of Beneficial Interest (Cont.)

	Municipal Bond Fund				Short Duration Municipal Income Fund				California Intermediate Municipal Bond Fund
	Period Ended 09/30/2002		Year Ended 03/31/2002		Period Ended 09/30/2002		Year Ended 03/31/2002		Period Ended 09/30/2002		Year Ended 03/31/2002
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	6,097	$62,831	4,122	$41,696	3,198	$32,709	2,123	$21,629	2,553	$26,397	5,454	$57,076
Administrative Class	3,211	32,998	3,958	39,822	0	0	0	0	523	5,413	0	0
Other Classes	12,143	125,027	7,699	78,014	15,545	159,013	45	460	3,434	35,541	2,353	24,544

Issued as reinvestment of distributions
Institutional Class	105	1,079	178	1,794	54	556	63	640	188	1,953	542	5,621
Administrative Class	108	1,109	37	370	0	0	0	0	4	45	13	132
Other Classes	152	1,569	220	2,222	57	585	0	1	49	511	112	1,166

Cost of shares redeemed
Institutional Class	(3,004)	(31,111)	(1,498)	(15,142)	(436)	(4,460)	(489)	(4,993)	(709)	(7,333)	(6,021)	(63,750)
Administrative Class	(1,194)	(12,303)	(307)	(3,126)	0	0	0	0	(484)	(5,018)	(16)	(171)
Other Classes	(2,048)	(21,086)	(3,642)	(36,801)	(2,558)	(26,182)	0	0	(634)	(6,588)	(2,833)	(30,316)

Net increase (decrease) resulting from Fund share transactions	15,570	$160,113	10,767	$108,849	15,860	$162,221	1,742	$17,737	4,924	$50,921	(396)	$(5,698)

	California Municipal Bond Fund				New York Municipal Bond Fund
	Period Ended 09/30/2002		Year Ended 03/31/2002		Period Ended 09/30/2002		Year Ended 03/31/2002
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	84	$863	796	$8,220	179	$1,913	53	$575
Administrative Class	293	3,028	0	0	0	0	0	0
Other Classes	463	4,805	662	7,047	494	5,292	436	4,542

Issued as reinvestment of distributions
Institutional Class	22	230	81	835	4	41	28	294
Administrative Class	2	18	0	0	0	0	0	0
Other Classes	5	51	27	275	5	60	11	111

Cost of shares redeemed
Institutional Class	0	(2)	(1,066)	(11,071)	(195)	(2,078)	(156)	(1,680)
Administrative Class	0	0	0	0	0	0	0	0
Other Classes	(55)	(571)	(554)	(5,637)	(14)	(147)	(255)	(2,635)

Net increase (decrease) resulting from Fund share transactions	814	$8,422	(54)	$(331)	473	$5,081	117	$1,207

214	PIMCO Funds Semi-Annual Report I 9.30.02

Pacific Investment Management Company LLC (PIMCO) is responsible for the management and administration of the PIMCO Funds: Pacific Investment Management Series. Founded in 1971, PIMCO currently manages assets in excess of $301 billion on behalf of mutual fund and institutional clients located around the world. Renowned for its fixed income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United States and the world.

Trustees and Officers
Brent R. Harris Chairman and Trustee
R. Wesley Burns President and Trustee
Guilford C. Babcock Trustee
E. Philip Cannon Trustee
Vern O. Curtis Trustee
J. Michael Hagan Trustee
Thomas P. Kemp Trustee
William J. Popejoy Trustee
Garlin G. Flynn Secretary
John P. Hardaway Treasurer

Investment Adviser and Administrator
Pacific Investment Management Company LLC
840 Newport Center Drive, Suite 300
Newport Beach, CA 92660

Custodian
State Street Bank & Trust Company
801 Pennsylvania
Kansas City, MO 64105

Transfer Agent
National	Financial Data Services
330 W.	9th Street, 4th Floor
Kansas	City, MO 64105

Counsel
Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006-2401

Independent Accountants
PricewaterhouseCoopers LLP
1055 Broadway
Kansas City, MO 64105

This report is submitted for the general information of the shareholders of the PIMCO Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Funds, which contains information covering its investment policies as well as other pertinent information.

P I M C O
FUNDS

All Funds distributed by PIMCO ADVISORS DISTRIBUTORS LLC, member NASD
840 Newport Center Drive
Newport Beach, CA 92660
800.927.4648
www.pimcoadvisors.com
www.pimco.com

15-21331-02

Semi-Annual Report

9.30.02

PIMCO Bond Funds

Receive this report electronically and eliminate paper mailings. See back cover for details.

Pacific Investment
Management Series

Share Classes

A    B    C

SHORT DURATION BOND FUNDS
Money Market Fund
Short-Term Fund
Low Duration Fund

LONG DURATION BOND FUND
Long-Term
U.S. Government Fund

INTERNATIONAL BOND FUNDS
Global Bond Fund II
Foreign Bond Fund
Emerging Markets Bond Fund

HIGH YIELD BOND FUND
High Yield Fund

MORTGAGE-BACKED BOND FUNDS
GNMA Fund
Total Return Mortgage Fund

REAL RETURN BOND FUND
Real Return Fund

CONVERTIBLE FUND
Convertible Fund

BALANCED FUND
Strategic Balanced Fund

EQUITY-RELATED FUND
StocksPLUS Fund

Semi-Annual Reports for the PIMCO Total Return Fund and
the PIMCO Municipal Bond Funds are printed separately.

PIMCO
ADVISORS

Dear Fellow Shareholder:

The past six months have brought an onslaught of disheartening financial news. Despite the market’s recent upswing, disappointing corporate earnings and talk of a double-dip recession have left many stock investors wondering where we’re headed next.

In the world of bonds, however, bad economic news can actually be good news, as investors flee stocks and riskier securities and flock instead to the relative stability offered by U.S. Treasuries and other high-quality areas of fixed income.

This seemingly paradoxical relationship between bonds and the economy helps explain why most bond sectors have continued their strong run over the past six months. I am pleased to report that the PIMCO Bond Funds have followed suit, with most of the funds in this report continuing to deliver strong relative performance. PIMCO’s bond fund managers have achieved these results by adhering to the firm’s time-tested total return philosophy.

Of course, we cannot predict what the next few months and years hold for bonds, stocks or these funds. But, as always, we stand behind a few tried-and-true investment strategies, such as maintaining a well-diversified portfolio and investing for the long term. Although bonds have performed well in recent years, remember that a diversified portfolio includes a variety of investments. Holding a large position in just one or two asset classes is not a sound plan for any investor.

If you have questions concerning this report or your investment, please contact your financial advisor. You can also call PIMCO Advisors at 1-800-426-0107 or visit our web site at www.pimcoadvisors.com. Once again, thank you for choosing PIMCO Funds. We highly value your business.

Sincerely,
Brent R. Harris

Chairman of the Board
October 31, 2002

Past performance is no guarantee of future results. There is no guarantee that these or any other investment techniques will be effective under all market conditions. The credit quality of the investment in the portfolio does not apply to the stability or safety of the fund. Diversification does not guarantee against loss.

9.30.02 I PIMCO Bond Funds Semi-Annual Report	3

A CONVERTIBLE FUND

PIMCO Convertible Fund

OBJECTIVE: Seeks maximum total return, consistent with prudent investment management. PORTFOLIO: Convertible securities.	DURATION RANGE: N/A FUND INCEPTION DATE: 3/31/99	TOTAL NET ASSETS: $26.3 million PORTFOLIO MANAGER: Yuri P. Garbuzov

Yuri P. Garbuzov
Fund Manager

Mr. Garbuzov is a financial engineer involved in the development of quantitative analytics. He has six years of investment experience.

Fund outperformed the benchmark
For the six-month period ended September 30, 2002, the Fund’s Class A shares fell –10.14%, outperforming both the Merrill Lynch All Convertible Index and the Lipper Convertible Securities Fund Average, which returned –13.91% and –13.68% respectively.

Bond properties mitigated convertible market’s downside
Bolstered by cheap mortgage rates, zero-interest car loans, and rising real wages, American consumers remained the only significant source of demand in the global economy. In these volatile times, strong demand for safe, stable and liquid assets allowed Treasuries to outpace both other domestic sectors and international bonds. Due to uncertainty over the health of corporate America, stocks suffered, with the S&P 500 Index falling over 28% for the period. Subsequently, convertible securities, which are hybrid securities that can be converted to equity at a preset price, suffered along with stocks. However, their bond properties provided considerable downside protection.

Active management limited portfolio’s losses
In the face of weak equity markets, the Fund’s below benchmark delta, or sensitivity to underlying equity values, enhanced performance. An underweight to telecommunications credits helped returns because several leaders of this sector suffered credit downgrades. Due to the “flight to quality” phenomenon currently influencing the markets, our higher average credit quality also helped the Fund. Finally, the Fund benefited from a small out-of-index allocation to Treasuries as interest rates fell.

A modest economic recovery leaves portfolio defensively positioned
We believe the moderate economic recovery from 2001’s recession should continue, as the consumer/housing sector holds fast and the battered business sector slowly heals. A potential war with Iraq could stifle growth because a spike in oil prices would have a deflationary impact on the economy. An accommodating Fed, in conjunction with a stimulative fiscal policy, should help to offset deflation. Tepid growth, acting as a constraint, will likely keep a lid on interest rates, leaving them range bound.

In this economic environment, we expect to remain defensively positioned by maintaining our emphasis on high quality and by employing our proprietary model to identify securities that stand to benefit as equity volatility continues. We plan to continue to underweight technology and telecom, two sectors that will suffer should capital spending remain weak.

“When equities suffered, convertible bonds found considerable downside protection in their bond properties.”

4	PIMCO Bond Funds Semi-Annual Report I 9.30.02

PIMCO Convertible Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 9/30/02

	6 months	1 year	3 year	5 year	10 year	Inception (3/31/99)
PIMCO Convertible Fund A Shares	–10.14%	–3.85%	–1.46%	—	—	2.37%

PIMCO Convertible Fund A Shares (adjusted)	–14.19%	–8.18%	–2.96%	—	—	1.03%

PIMCO Convertible Fund B Shares	–10.24%	–4.29%	–2.19%	—	—	1.63%

PIMCO Convertible Fund B Shares (adjusted)	–14.70%	–8.85%	–3.05%	—	—	0.86%

PIMCO Convertible Fund C Shares (adjusted)	–11.03%	–5.14%	–2.16%	—	—	1.68%

Merrill Lynch All Convertible Index	–13.91%	–8.76%	–2.90%	—	—	—

First Boston Convertible Bond Index	–16.22%	–9.94%	–2.53%	—	—	—

Lipper Convertible Securities Fund Average	–13.68%	–6.42%	–1.35%	—	—	—

MATURITY PROFILE		SECTOR BREAKDOWN		QUALITY BREAKDOWN
Less than 1 year	23%	Convertible Bonds & Notes	62.4%	AAA	8.9%

1–5 years	11%	Convertible Preferred Stock	21.9%	AA	10.4%

5–10 years	12%	Short-Term Instruments	7.1%	A	36.3%

10–20 years	43%	Other	8.6%	BBB	22.9%

20–30 years	8%			BB	9.7%

Over 30 years	3%			B	10.7%

Duration	2.5 years			CCC	1.0%

				CC	0.1%

CHANGE IN VALUE For periods ended 9/30/02
Investment Process
The top-down investment process starts with an annual secular forum at which PIMCO develops a 3- to 5-year outlook for the global economy and interest rates. This helps set the basic portfolio parameters. The portfolio’s risk/reward profile is then dynamically managed in order to modestly participate with rising equity prices while protecting again declines. Disciplined company/credit analysis maximizes the portfolio’s capital appreciation potential.

Past performance is no guarantee of future results. This Fund invests at least 80% of its assets in convertible securities. The Fund may invest up to 40% of its assets in high-yield (lower-rated) securities, which generally involves greater risk to principal than an investment in higher-rated bonds. The Fund may invest 20% in foreign currencies which can involve special risks due to foreign economic and political developments, which may be enhanced when investing in emerging markets. The Fund may invest in smaller companies, which may entail greater risk than larger companies, including higher volatility. The Fund may have to convert securities before it would otherwise choose to, which may have an adverse effect on the Fund’s ability to achieve its investment objective. Please see page 32 for additional information.

9.30.02 I PIMCO Bond Funds Semi-Annual Report	5

AN INTERNATIONAL BOND FUND

PIMCO Emerging Markets Bond Fund

OBJECTIVE:	DURATION RANGE:	TOTAL NET ASSETS:
Seeks maximum total return, consistent with preservation of capital and prudent investment management.	0–8 years	$260.5 million

PORTFOLIO:	FUND INCEPTION DATE:	PORTFOLIO MANAGER:
Emerging market fixed income securities.	7/31/97	Mohamed El-Erian

Mohamed El-Erian
Fund Manager

Dr. El-Erian is a managing director and head of the firm’s emerging markets portfolio management team. His past experience includes 15 years with the IMF leading policy work on debt and country issues.

Fund performance reflected emerging markets volatility
During a difficult six-month period for emerging markets, the Fund’s Class A shares returned –10.37%. These results underperformed the J.P. Morgan Emerging Markets Bond Index Plus, which returned –6.42%, and the Lipper Emerging Markets Debt Fund Average, which returned –8.30%. Since inception, the Fund has gained 8.24% annually, strongly outperforming the 3.85% return of the Index for the same period.

Risk-averse investors favored developed economies
Sluggish global growth, turbulent equity markets and heightened geopolitical risk fueled a flight to quality in the global bond markets during the past six months. As a result, emerging markets debt lagged that of developed markets during the period. Regional performance within the asset class was mixed as Asia and Emerging Europe decoupled from the volatility in Latin America.

Country allocations had mixed results
The Fund’s Asian exposure via Malaysia was positive for performance due to favorable credit upgrades. An underweight exposure to fundamentally weaker countries, such as Argentina and Turkey, also aided results. Yet the Fund’s overweight to Brazil was the primary detractor from performance. Election concerns and the pullback of banks from the credit markets weighed heavily on the market despite Brazil’s sound economic fundamentals and significant external assistance. Modest overweights to smaller credits in Latin America, such as Panama and Ecuador, also hurt returns as volatility pervaded the region.

We anticipate volatility in the months ahead
We expect the global economy to remain weak, with the U.S. as the primary driver of global aggregate demand. Emerging markets should continue to be volatile in the months ahead as sound economic fundamentals compete with political uncertainty, challenging technical factors and general global risk aversion. Within this environment, we intend to continue to overweight Brazil, as current spreads reflect extreme pessimism despite solid economic fundamentals. We plan to maintain our underweight positions in Argentina and Emerging Asia. Overall, we will continue to position the Fund to take advantage of the continuing themes of economic decoupling and credit differentiation. We expect the sector to benefit, over time, from an increasing investor base, progressing structural reforms, and the strengthening of economic and financial anchors

“We will continue to position the Fund to take advantage of the continuing themes of economic decoupling and credit differentiation.”

6	PIMCO Bond Funds Semi-Annual Report I 9.30.02

PIMCO Emerging Markets Bond Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 9/30/02

	6 months	1 year	3 year	5 year	10 year	Inception (7/31/97)
PIMCO Emerging Markets Bond Fund A Shares	–10.37%	8.59%	15.80%	8.20%	—	8.24%

PIMCO Emerging Markets Bond Fund A Shares (adjusted)	–14.40%	3.70%	14.04%	7.21%	—	7.28%

PIMCO Emerging Markets Bond Fund B Shares	–10.71%	7.78%	14.93%	7.38%	—	7.41%

PIMCO Emerging Markets Bond Fund B Shares (adjusted)	–15.03%	3.01%	14.17%	7.13%	—	7.29%

PIMCO Emerging Markets Bond Fund C Shares (adjusted)	–11.57%	6.82%	14.99%	7.42%	—	7.45%

J.P. Morgan Emerging Markets Bond Index Plus	–6.42%	–1.12%	8.81%	3.44%	—	—

Lipper Emerging Markets Debt Fund Average	–8.30%	7.26%	10.89%	1.86%	—	—

MATURITY PROFILE		COUNTRY ALLOCATION		QUALITY BREAKDOWN
Less than 1 year	18%	Short-Term Instruments	37.0%	AAA	35.4%

1–5 years	3%	Russia	15.4%	A	3.3%

5–10 years	31%	Mexico	14.7%	BBB	20.4%

10–20 years	29%	Brazil	13.2%	BB	25.0%

20–30 years	11%	Other	19.7%	B	14.3%

Over 30 years	8%			CCC	1.6%

Duration	6.0 years

CHANGE IN VALUE For periods ended 9/30/02
Investment Process
The top-down investment process starts with an annual secular forum at which PIMCO develops a 3- to 5-year outlook for the global economy and interest rates. This helps set the basic portfolio parameters. The manager is guided by risk-adjusted real yields. His goal is to identify not only which countries to overweight or underweight, but where on each country’s yield curve the Fund should take an exposure.

Past performance is no guarantee of future results. This Fund invests at least 80% of its assets in issuers that economically are tied to countries with emerging securities markets. Investing in foreign securities may entail greater risk due to foreign economic and political developments, this risk may be enhanced when investing in emerging markets. The Fund may also invest substantially all of its assets in high-yield (lower-rated) securities, which generally involves greater risk to principal than investments in higher-rated securities and may at times invest in derivatives. This Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund. Please see page 32 for additional information.

9.30.02 I PIMCO Bond Funds Semi-Annual Report	7

AN INTERNATIONAL BOND FUND

PIMCO Foreign Bond Fund

OBJECTIVE: Seeks maximum total return, consistent with preservation of capital and prudent investment management. PORTFOLIO: Intermediate maturity, hedged non-U.S. fixed income securities.	DURATION RANGE: 3–7 years FUND INCEPTION DATE: 12/02/92	TOTAL NET ASSETS: $1.1 billion PORTFOLIO MANAGER: Sudi Mariappa

Sudi Mariappa
Fund Manager

Mr. Mariappa is lead portfolio manager of PIMCO Foreign Bond and Global Bond II Funds and oversees the firm’s Asian trading and portfolio management group in Japan. He has 12 years of investment experience.

Long-term track record remains solid
For the six-month period ended September 30, 2002, the Fund’s Class A shares returned 4.14%. Although these results were respectable on an absolute basis, the Fund underperformed its benchmark, the J.P. Morgan Non-U.S. Index (Hedged), which returned 5.66%. Longer term, the Fund continued to outperform, returning 8.94% annually since inception compared to 8.71% and 6.97% for its benchmark and Lipper average, respectively.

Global bond markets rallied in flight to quality
Global bond markets rallied during the past six months, as turbulent equity markets, an uncertain economic outlook, and heightened geopolitical risk fueled a flight to quality. U.S. Treasuries led the way, followed by Europe and Japan. Most global central banks sat on the sidelines, although Australia, Canada, and New Zealand enacted rate hikes, reflecting more robust growth and potential for inflation in those economies. Towards the end of the period, however, most central banks acknowledged the impact of sluggish growth and negative equity performance on their economies. Notably, the Bank of Japan announced that it would begin to support equity markets in an effort to aid the troubled banking sector.

Exposure to short/intermediate maturities enhanced returns
Focusing on short and intermediate maturities in Europe was positive for performance as their yields fell further than longer term issues. An underweight position in Japan further boosted returns, as Japanese debt underperformed. Exposure to global mortgage issues also helped as investors were attracted to their high relative yields. However, the Fund’s below benchmark duration was negative as rates generally declined worldwide. Emerging market bonds also hurt returns in the face of Brazil’s presidential election worries and general risk aversion among investors.

U.S. consumers will be key to global economic recovery
We expect a modest global recovery, driven by the consumer. The United States is likely to be the primary driver of global demand, since the U.S. consumer is better supported relative to consumers in Europe and Japan. Given our range-bound interest rate forecast, we intend to target duration near the benchmark and to emphasize mortgages for incremental yield. In the U.K, we plan to underweight longer maturities as growth and inflation should be higher relative to Europe. Finally, we intend to maintain our underweight exposure to Japan, as we expect the government to issue more debt to support its increased spending.

“We expect the modest global recovery to continue, with the consumer as a critical component of growth.”

8	PIMCO Bond Funds Semi-Annual Report I 9.30.02

PIMCO Foreign Bond Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN    For periods ended 9/30/02

	6 months	1 year	3 year	5 year	10 year	Inception (12/02/92)
PIMCO Foreign Bond Fund A Shares	4.14%	6.03%	7.89%	6.84%	—	8.94%

PIMCO Foreign Bond Fund A Shares (adjusted)	–0.55%	1.26%	6.24%	5.86%	—	8.43%

PIMCO Foreign Bond Fund B Shares	3.82%	5.31%	7.08%	6.06%	—	8.29%

PIMCO Foreign Bond Fund B Shares (adjusted)	–1.18%	0.31%	6.20%	5.75%	—	8.29%

PIMCO Foreign Bond Fund C Shares (adjusted)	2.79%	4.27%	7.08%	6.04%	—	8.14%

J.P. Morgan Non-U.S. Index (Hedged)	5.66%	5.92%	7.42%	7.65%	—	—

Lipper International Income Fund Average	11.67%	9.50%	4.21%	4.02%	—	—

MATURITY PROFILE		COUNTRY ALLOCATION		QUALITY BREAKDOWN
1–5 years	30%	United States	46.2%	AAA	88.0%

10–20 years	51%	Germany	24.1%	AA	6.4%

20–30 years	19%	Short-Term Instruments	6.6%	A	3.0%

Duration	4.8 years	United Kingdom	5.1%	BBB	2.1%

		Other	18.0%	BB	0.5%

CHANGE IN VALUE For periods ended 9/30/02
Investment Process
The top-down investment process starts with an annual secular forum at which PIMCO develops a 3- to 5-year outlook for the global economy and interest rates. This helps set the basic portfolio parameters. The manager then uses a top-down country bond allocation model to determine the countries with the best risk-adjusted yields. Bottom-up strategies, including sector rotation and credit research, aid in issue selection.

Past performance is no guarantee of future results. This Fund invests at least 80% of its assets in foreign securities, which may entail greater risk due to foreign economic and political developments, may at times invest in derivatives and mortgage related securities. The Fund may invest up to 10% in high-yield (lower-rated) securities, which generally involves greater risk to principal than investments in higher-rated securities. This Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund. Please see page 32 for additional information.

9.30.02 I PIMCO Bond Funds Semi-Annual Report	9

AN INTERNATIONAL BOND FUND

PIMCO Global Bond Fund II

OBJECTIVE: Seeks maximum total return, consistent with preservation of capital. PORTFOLIO: U.S. and hedged foreign intermediate maturity fixed income securities.	DURATION RANGE: 3–7 years FUND INCEPTION DATE: 10/02/95	TOTAL NET ASSETS: $96.4 million PORTFOLIO MANAGER: Sudi Mariappa

Sudi Mariappa
Fund Manager

Mr. Mariappa is lead portfolio manager of PIMCO Foreign Bond and Global Bond II Funds and oversees the firm’s Asian trading and portfolio management group in Japan. He has 12 years of investment experience.

Fund maintained its strong long-term performance
The Fund’s Class A shares returned 6.27% for the six-month period ended September 30, 2002. These results trailed those of the Fund’s benchmark, the J.P. Morgan Global Index (Hedged), which returned 7.53%, and its Lipper average, which returned 7.17%. Longer term, the Fund maintained its consistent outperformance, beating its average Lipper peer over the 1-, 3- and 5-year periods.

Global bonds rallied, led by U.S. Treasuries
Global bond markets rallied during the period, driven by turbulent equity markets, an uncertain economic outlook, and heightened geopolitical risk. U.S. Treasuries led the way, followed by Europe and Japan. Most global central banks sat on the sidelines, although Australia, Canada, and New Zealand enacted rate hikes, reflecting more robust growth and potential for inflation in those economies. Towards the end of the period, however, most central banks acknowledged the impact of sluggish growth and negative equity performance on their economies. Notably, Japan’s economy remained moribund; the Bank of Japan announced that it would begin to support equity markets in an effort to aid the troubled banking sector.

Short/intermediate maturity issues performed strongly
Focusing on short and intermediate maturities in the U.S. and Europe contributed to returns as their yields fell the furthest. An underweight to Japan was another positive. Also, global mortgage exposure aided results as investors were attracted to their relatively high yields. Still, the Fund’s below benchmark duration was negative as rates generally declined worldwide. An overweight to core Europe vs. the U.S. further detracted from returns as Treasuries outperformed. Emerging market bonds also hurt results as Brazil presidential election worries and general risk aversion impacted the sector.

Consumer should drive a moderate global recovery
We expect a modest global recovery, driven by the consumer. The United States is likely to be the primary driver of global demand, since the U.S. consumer is better supported relative to consumers in Europe and Japan. Given our range-bound interest rate forecast, we intend to target duration near the benchmark. We plan to emphasize mortgages for their premium yields that should offset duration extension should mortgage rates rise. In the U.K, we plan to underweight longer maturities as growth and inflation are expected to be higher relative to Europe. Finally, we intend to maintain our underweight exposure to Japan, since increased government spending requires further debt issuance.

“Global growth in the quarters ahead should be moderate, and mainly consumer driven, while the corporate sector continues its rehabilitation.”

10	PIMCO Bond Funds Semi-Annual Report I 9.30.02

PIMCO Global Bond Fund II Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 9/30/02

	6 months	1 year	3 year	5 year	10 year	Inception (10/02/95)
PIMCO Global Bond Fund II A Shares	6.27%	7.84%	8.62%	6.57%	—	8.54%

PIMCO Global Bond Fund II A Shares (adjusted)	1.49%	2.98%	6.96%	5.60%	—	7.82%

PIMCO Global Bond Fund II B Shares	5.88%	7.03%	7.81%	5.78%	—	7.71%

PIMCO Global Bond Fund II B Shares (adjusted)	0.88%	2.03%	6.94%	5.50%	—	7.71%

PIMCO Global Bond Fund II C Shares (adjusted)	4.88%	6.03%	7.81%	5.77%	—	7.71%

J.P. Morgan Global Index (Hedged)	7.53%	7.15%	8.22%	7.82%	—	—

Lipper Global Income Fund Average	7.17%	6.28%	4.10%	3.38%	—	—

MATURITY PROFILE		COUNTRY ALLOCATION		QUALITY BREAKDOWN
1–5 years	42%	United States	50.1%	AAA	87.7%

10–20 years	39%	Germany	25.3%	AA	5.9%

20–30 years	19%	United Kingdom	5.6%	A	2.5%

Duration	5.3 years	Other	19.0%	BBB	3.2%

				BB	0.7%

CHANGE IN VALUE For periods ended 9/30/02
Investment Process
The top-down investment process starts with an annual secular forum at which PIMCO develops a 3- to 5-year outlook for the global economy and interest rates. This helps set the basic portfolio parameters. The manager then uses a top-down country bond allocation model to determine the countries with the best risk-adjusted yields. Bottom-up strategies, including sector rotation and credit research, aid in issue selection.

Past performance is no guarantee of future results. The Fund invests at least 65% of its assets in three countries (one of which may be the U.S.), which may entail greater risk due to foreign economic and political developments. The Fund may also invest 10% in high-yield (lower-rated) securities, which generally involves greater risk to principal than investments in higher-rated securities and may at times invest in derivatives and mortgage-related securities. This Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund. Please see page 32 for additional information.

9.30.02 I PIMCO Bond Funds Semi-Annual Report	11

A MORTGAGE-BACKED BOND FUND

PIMCO GNMA Fund

OBJECTIVE: Seeks maximum total return, consistent with preservation of capital and prudent investment management. PORTFOLIO: Short to intermediate maturity mortgage-related fixed income securities.	DURATION RANGE: 1–7 years FUND INCEPTION DATE: 7/31/97	TOTAL NET ASSETS: $237.9 million PORTFOLIO MANAGER: Scott Simon

Scott Simon
Fund Manager

An acclaimed expert in his field, Mr. Simon is head of mortgage securities at PIMCO and is a senior member of its portfolio management and investment strategy groups. He has 19 years of investment experience.

Fund outpaced its benchmark for the period
For the six-month period ended September 30, 2002, PIMCO GNMA Fund’s Class A shares returned 6.12%, outpacing the Lehman Brothers GNMA Index, which returned 6.05%, but slightly underperforming the Lipper GNMA Fund Average, which returned 6.29%.

GNMAs outperformed other mortgage issues
Interest rates continued to fall in the past six months as investors sought safety in high-quality assets. The mortgage-backed securities market performed well in this environment, although the asset class underperformed Treasuries on a risk-adjusted basis. Within the mortgage market, GNMAs outperformed their conventional (FNMA & FHLMC) counterparts as investors preferred the higher security offered by paper with an explicit government guarantee. Also, lower coupon bonds performed better than higher coupon issues due to slower prepayment rates.

Extended duration benefited the portfolio
A longer-than-benchmark duration worked to the Fund’s advantage late in the period as yields declined across the maturity spectrum. Also, a focus in lower coupon issues helped performance as these issues outperformed higher coupon bonds by a large margin, particularly in the third quarter. Buying mortgages in the forward market and investing the purchase amount at relatively high short-term rates further added to returns. Exposure to Collateralized Mortgage Obligations (CMOs) augmented portfolio yield while providing protection against rapid prepayment rates. However, modest holdings of asset-backed securities (ABSs) slightly detracted from performance late in the period as investors moved into “safer” government guaranteed assets.

Moderate U.S. recovery should continue
We expect the modest U.S. recovery to continue, propelled by the consumer and housing sectors. We believe that the risk of deflation has been averted and anticipate a range-bound interest rate environment. As a result, prepayment risk continues to be a concern for mortgage investors. We intend to target duration near the benchmark and anticipate emphasizing the short end of the yield curve, which will be less vulnerable to increasing interest rates than longer maturities. Also, we expect to favor the enhanced prepayment protection found in lower coupon mortgages. We will seek to capitalize on crossover demand from investors wary of corporate bonds through small positions in high quality CMOs. Finally, we expect to invest in GNMA TBAs (forwards) in order to take advantage of attractive implied financing rates, but taking delivery of underlying mortgage pools if financing rates become less attractive.

“We expect to favor the enhanced prepayment protection found in lower coupon mortgages.”

12	PIMCO Bond Funds Semi-Annual Report I 9.30.02

PIMCO GNMA Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 9/30/02

	6 months	1 year	3 year	5 year	10 year	Inception (7/31/97)
PIMCO GNMA Fund A Shares	6.12%	7.43%	9.79%	8.01%	—	8.19%

PIMCO GNMA Fund A Shares (adjusted)	1.37%	2.58%	8.11%	7.01%	—	7.23%

PIMCO GNMA Fund B Shares	5.72%	6.61%	8.92%	7.17%	—	7.35%

PIMCO GNMA Fund B Shares (adjusted)	0.72%	1.61%	8.07%	6.86%	—	7.20%

PIMCO GNMA Fund C Shares (adjusted)	4.71%	5.61%	8.93%	7.18%	—	7.36%

Lehman Brothers GNMA Index	6.05%	7.38%	8.98%	7.51%	—	—

Lipper GNMA Fund Average	6.29%	6.81%	8.22%	6.70%	—	—

MATURITY PROFILE		SECTOR BREAKDOWN		QUALITY BREAKDOWN
Less than 1 year	20%	Mortgage-Backed Securities	72.8%	AAA	96.8%

1–5 years	75%	Short-Term Instruments	17.7%	AA	2.9%

20–30 years	5%	Asset-Backed Securities	5.8%	A	0.3%

Duration	1.5 years	Other	3.7%

CHANGE IN VALUE For periods ended 9/30/02
Investment Process
The top-down investment process starts with an annual secular forum at which PIMCO develops a 3- to 5-year outlook for the global economy and interest rates. While the Fund invests primarily in Government National Mortgage Association (GNMA) insured bonds, the manager takes advantage of opportunities throughout the mortgage market to add diversification and spread risk. Interest rate strategies and PIMCO’s advanced proprietary analytics are also emphasized to add value.

Past performance is no guarantee of future results. The Fund invests up to 80% of its assets in GNMA securities. The Fund can invest a small portion of its assets in foreign securities, which can entail special risks due to foreign economic and political developments and may at times invest in derivatives. Even though government bond funds may invest their assets in U.S. government securities, the government does not guarantee the Fund’s shares and they will fluctuate in value as market conditions change. The government guarantee is to timely repayment of interest and does not eliminate market risk. GNMA’s are a type of mortgage-backed security and may be sensitive to changes in prevailing interest rates and therefore may entail risk. Please see page 32 for additional information.

9.30.02 I PIMCO Bond Funds Semi-Annual Report	13

A HIGH YIELD BOND FUND

PIMCO High Yield Fund

OBJECTIVE: Seeks maximum total return, consistent with preservation of capital and prudent investment management. PORTFOLIO: Higher yielding fixed income securities.	DURATION RANGE: 2–6 years FUND INCEPTION DATE: 12/15/92	TOTAL NET ASSETS: $3.7 billion PORTFOLIO MANAGERS Ben Trosky Raymond Kennedy

Ben Trosky
Fund Manager

Mr. Trosky is Managing Director and a senior member of PIMCO’s portfolio management and investment strategy groups. He has over 20 years of investment experience.

Raymond Kennedy
Fund Manager

Effective December 1, 2002, Ray Kennedy, a Managing Director and a senior member of PIMCO’s portfolio management and investment strategy groups, has assumed management responsibilities for the High Yield Fund. Mr. Kennedy joined PIMCO in 1996, and has 15 years of investment experience.

Fund returns reflected problems in the high yield market
For the six-month period ending September 30, 2002, the Fund’s Class A shares fell –9.18%, underperforming both the Merrill Lynch U.S. High Yield BB-B Rated Index (–8.44%) and the Lipper High Current Yield Fund Average (–8.10%).

High yield market hurt by slumping economy, investor anxiety
Bad news from high profile issuers and an onslaught of reports of questionable corporate accounting practices led investors to flee from corporate bonds and to flock instead to the relative safety of Treasuries. Since the start of the year, the high yield market has absorbed a record number of issues that have been downgraded from investment grade to non-investment grade. These “fallen angels”—along with historically high default levels—have caused the below-investment grade bond market to underperform the higher-quality debt market significantly.

Security selection hurt Fund
The Fund’s position in large-cap telecom and energy pipeline companies and its overweight to the cable/pay TV sector detracted from performance. Because consumer spending remained stronger than expected, the Fund’s underweighting in consumer cyclicals, specifically retailers, hurt returns. Finally, missing out on the gaming sector’s continued strong performance negatively affected performance.

The Fund’s underweight exposure to the transportation sector, which performed poorly, contributed to returns. An emphasis on the BBB Index helped returns because it limited the Fund’s exposure to the “fallen angels.”

Volatility in high yield market leads us to proceed with caution
While we believe the modest U.S. recovery will continue and the risk of deflation will be averted, the extreme levels of volatility in the high yield market are likely to continue for the near term. Asset flows and the “fallen angels” will continue to cause increased uncertainty, leading us to remain cautious going forward. We expect to maintain an above-benchmark average credit quality, with an emphasis on BBB rated credits with attractive valuations. We intend to retain our focus on telecom and energy pipeline companies, while looking to avoid exposure to consumer related sectors, which often have appreciated to levels that do not offer value. We anticipate continuing to overweight the cable sector and to maintain a modest exposure to emerging market debt.

“The extreme levels of volatility in the high yield market are likely to continue for the near term.”

14	PIMCO Bond Funds Semi-Annual Report I 9.30.02

PIMCO High Yield Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 9/30/02

	6 months	1 year	3 year	5 year	10 year	Inception (12/15/92)
PIMCO High Yield Fund A Shares	–9.18%	–5.73%	–1.42%	0.89%	—	6.59%

PIMCO High Yield Fund A Shares (adjusted)	–13.27%	–9.97%	–2.92%	–0.03%	—	6.09%

PIMCO High Yield Fund B Shares	–9.52%	–6.43%	–2.15%	0.14%	—	5.95%

PIMCO High Yield Fund B Shares (adjusted)	–13.88%	–10.79%	–2.94%	–0.14%	—	5.95%

PIMCO High Yield Fund C Shares (adjusted)	–10.40%	–7.30%	–2.16%	0.14%	—	5.82%

Lehman Brothers Intermediate BB U.S. High Yield Index	–7.82%	–1.17%	2.93%	3.44%	—	—

Merrill Lynch U.S. High Yield BB-B Rated Index	–8.44%	–1.57%	–1.40%	0.60%	—	—

Lipper High Current Yield Fund Average	–8.10%	–2.17%	–3.83%	–2.30%	—	—

MATURITY PROFILE		SECTOR BREAKDOWN		QUALITY BREAKDOWN
Less than 1 year	23%	Corporate Bonds & Notes	72.5%	AAA	12.3%

1–5 years	20%	Short-Term Instruments	13.0%	AA	0.5%

5–10 years	44%	Other	14.5%	A	1.2%

10–20 years	9%			BBB	18.8%

20–30 years	4%			BB	31.9%

Duration	3.6 years			B	33.0%

				CCC	1.6%

				CC	0.7%

CHANGE IN VALUE For periods ended 9/30/02
Investment Process
The top-down investment process starts with an annual secular forum at which PIMCO develops a 3- to 5-year outlook for the global economy and interest rates. This helps set the basic portfolio parameters. The Fund focuses on upper-tier credits of the high yield market because historically they have delivered the best risk-return profile. Importantly, income, capital appreciation and capital preservation are all considered in structuring the portfolio.

Past performance is no guarantee of future results. This Fund invests at least 80% of its assets in high-yield securities rated below investment grade but rated at least B by Moody’s or S&P, lower-rated securities generally involves greater risk to principal than an investment in higher-rated bonds. This Fund may also invest 15% in euro-denominated securities and may invest without limit in U.S. dollar-denominated securities of foreign issuers, which may entail greater risk due to foreign economic and political developments, and may at times invest in derivatives and mortgage-related securities. Please see page 32 for additional information.

9.30.02 I PIMCO Bond Funds Semi-Annual Report	15

A LONG DURATION BOND FUND

PIMCO Long-Term U.S. Government Fund

OBJECTIVE: Seeks maximum total return, consistent with preservation of capital and prudent investment management. PORTFOLIO: Long-term maturity fixed income securities.	DURATION RANGE: ≥ 8 years FUND INCEPTION DATE: 7/01/91	TOTAL NET ASSETS: $874.1 million PORTFOLIO MANAGER: Jim Keller

Jim Keller
Fund Manager

Mr. Keller is the Treasury/futures specialist at PIMCO. He currently serves on the U.S. Treasury Borrowing Advisory Committee and has 15 years of investment experience.

Fund returned a strong 19.01% in the past six months
For the six-month period ended September 30, 2002, the Fund’s Class A shares returned 19.01%, outpacing the Fund’s benchmark, the Lehman Long-Term Treasury Index, which returned 18.78%. In addition, the Fund handily outperformed the Lipper General U.S. Government Fund Average, which returned 9.33% for the same time period.

Investors continued to favor Treasuries
Treasuries reigned supreme in the past six months, as investor demand drove yields to their lowest levels in 40 years. Concerns over corporate governance abuses, accounting scandals, sluggish economic growth, and potential conflict with Iraq all contributed to the flight to quality. Mortgage-backed securities trailed Treasury issues, but performed better than corporate bonds, while non-U.S. developed market bonds also lagged Treasuries. Risks during the period centered on a potential ‘double-dip’ recession, driven by the potential for the weakness in the corporate sector to infect consumer confidence. The consumer and the housing sectors were the primary sources of strength in the economy, bolstered by low mortgage rates, zero percent auto loans, and rising real wages.

Shorter maturity and real return issues boosted results
A number of factors contributed to the Fund’s outperformance. In particular, an overweight position in short/intermediate maturities was positive as rates declined the most among these issues. Modest allocations to real return bonds also contributed to returns as real yields fell significantly. The Fund’s below-benchmark duration, implemented to align the Fund with PIMCO’s secular outlook, was negative for Fund performance.

Consumer and housing sectors should help fuel recovery
In our view, the U.S. economic recovery is likely to continue, bolstered by the consumer and housing sectors, while the battered business sector heals itself. While we believe that a war with Iraq would initially drag down growth and cause a shock to consumer and business confidence, monetary and fiscal stimulus could offset this occurrence. We anticipate interest rates to be range-bound, as muted economic growth constrains upward pressure on interest rates. Given this forecast, we expect to target duration near the benchmark, and will look to add value by capturing attractive yields in non-Treasury markets.

“We anticipate interest rates to be range-bound, as muted economic growth constrains upward pressure on interest rates.”

16	PIMCO Bond Funds Semi-Annual Report I 9.30.02

PIMCO Long-Term U.S. Gov’t. Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 9/30/02

	6 months	1 year	3 year	5 year	10 year	Inception (7/01/91)

PIMCO Long-Term U.S. Government Fund A Shares	19.01%	15.00%	13.32%	10.27%	9.82%	11.27%

PIMCO Long-Term U.S. Government Fund A Shares (adjusted)	13.66%	9.82%	11.59%	9.26%	9.32%	10.81%

PIMCO Long-Term U.S. Government Fund B Shares	18.57%	14.14%	12.48%	9.45%	9.17%	10.68%

PIMCO Long-Term U.S. Government Fund B Shares (adjusted)	13.57%	9.14%	11.68%	9.17%	9.17%	10.68%

PIMCO Long-Term U.S. Government Fund C Shares (adjusted)	17.57%	13.12%	12.47%	9.45%	9.02%	10.46%

Lehman Long-Term Treasury Index	18.78%	14.51%	12.75%	10.07%	9.47%	—

Lipper General U.S. Government Fund Average	9.33%	8.21%	8.81%	7.07%	6.52%	—

MATURITY PROFILE		SECTOR BREAKDOWN		QUALITY BREAKDOWN

10–20 years	19%	Short-Term Instruments	37.3%	AAA	94.1%

20–30 years	81%	Mortgage-Backed Securities	26.0%	AA	1.6%

Duration	11.0 years	U.S. Treasury Obligations	14.8%	A	4.0%

		U.S. Government Agencies	8.0%	BBB	0.3%

		Asset-Backed Securities	7.1%

		Corporate Bonds & Notes	6.7%

		Other	0.1%

CHANGE IN VALUE For periods ended 9/30/02
Investment Process
The top-down investment process starts with an annual secular forum at which PIMCO develops a 3- to 5-year outlook for the global economy and interest rates. This helps set the basic portfolio parameters. Rather than react to short-term events with extreme duration shifts, the Fund operates within a moderate duration range in accordance with the firm’s long-term outlook. PIMCO’s interest rate volatility forecast is key and guides sector and security decisions.

Past performance is no guarantee of future results. The Fund invests at least 80% of its assets in securities that are issued or guaranteed by the U.S. Government or agencies. The Fund is not guaranteed by the U.S. Government. The Fund’s net asset value and yield are not guaranteed by the U.S. Government nor its agencies. The guarantee involves timely repayment of principal and interest of the securities held by the Fund. This guarantee does not eliminate market risk. The Fund may at times invest in derivatives and mortgage-related securities. Please see page 32 for additional information.

9.30.02 I PIMCO Bond Funds Semi-Annual Report	17

A SHORT DURATION BOND FUND

PIMCO Low Duration Fund

OBJECTIVE: Seeks maximum total return, consistent with preservation of capital and prudent investment management. PORTFOLIO: Short maturity fixed income securities.	DURATION RANGE: 1–3 years FUND INCEPTION DATE: 5/11/87	TOTAL NET ASSETS: $8.3 billion PORTFOLIO MANAGER: Bill Gross

Bill Gross
Fund Manager

Managing Director and co-founder of PIMCO, Mr. Gross is widely regarded as the world’s foremost fixed income authority. He has over 30 years of investment experience. In recognition of his investment skill, Morningstar named Mr. Gross and the PIMCO bond team “Fixed Income Manager of the Year” for 1998 and 2000.

Fund bested its peer group in the past six months
For the six-month period ended September 30, 2002, PIMCO Low Duration Fund’s Class A shares returned 4.22%, substantially outperforming the Lipper Short Investment Grade Debt Fund Average, which returned 3.36%, but trailing the Fund’s benchmark, the Merrill Lynch 1–3 Year Treasury Bill Index, which returned 4.84% over the same time period. The Fund’s longer term performance remained strong, returning 7.30% annually since inception compared to 7.08% for the benchmark over the same time period.

Demand for Treasuries remained strong
Treasury bonds performed extremely well over the past 6 months. Investor demand for the high credit quality of these issues drove yields to 40-year lows, with short and intermediate maturities falling the furthest. Concerns over corporate governance abuses, accounting scandals, sluggish economic growth and a potential conflict with Iraq all contributed to the flight to quality. Mortgages trailed Treasuries but performed better than corporate bonds. Developed market non-U.S. bonds also lagged Treasury issues. While the Fed remained on the sidelines, leaving the Fed Funds rate unchanged, they indicated that there was uncertainty regarding the size and strength of the economic recovery, and that they stood to be responsive should the economy further deteriorate.

Duration strategy, yield curve mix aided Fund results
The Fund maintained an above-benchmark duration for most of the period, which enhanced returns as yields fell. In addition, the Fund’s broad yield curve mix was positive for performance, as a modest exposure to maturities outside the benchmark worked to the Fund’s advantage. Corporate exposure, especially holdings of telecom and energy/pipeline companies, detracted from returns amid concerns of weaker profits and credit downgrades. Modest allocations to high yield bonds also hurt returns as the sector suffered due to investor anxiety over weak profits and corporate scandals.

Outlook for a moderate U.S. recovery is unchanged
Looking ahead, we expect the modest U.S. economic recovery to continue, bolstered by the consumer and housing sectors, while the battered business sector heals itself. Given our projection for range-bound interest rates, we intend to add value by capturing attractive spreads in non-Treasury markets, particularly mortgages. In addition, we plan to target duration slightly above benchmark to take advantage of incrementally higher yields in slightly-longer-than-benchmark maturities.

“We intend to add value by capturing attractive spreads in non-Treasury markets, particularly mortgages.”

18	PIMCO Bond Funds Semi-Annual Report I 9.30.02

PIMCO Low Duration Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 9/30/02

	6 months	1 year	3 year	5 year	10 year	Inception (5/11/87)

PIMCO Low Duration Fund A Shares	4.22%	5.10%	6.94%	6.14%	6.19%	7.30%

PIMCO Low Duration Fund A Shares (adjusted)	1.10%	1.95%	5.86%	5.49%	5.87%	7.08%

PIMCO Low Duration Fund B Shares	3.83%	4.32%	6.14%	5.35%	5.55%	6.88%

PIMCO Low Duration Fund B Shares (adjusted)	–1.17%	–0.68%	5.24%	5.02%	5.55%	6.88%

PIMCO Low Duration Fund C Shares (adjusted)	2.96%	3.58%	6.40%	5.62%	5.67%	6.77%

Merrill Lynch 1–3 Year Treasury Bill Index	4.84%	5.64%	7.25%	6.58%	5.96%	—

Lipper Short Investment Grade Debt Fund Average	3.36%	3.59%	6.27%	5.66%	5.48%	—

MATURITY PROFILE		SECTOR BREAKDOWN		QUALITY BREAKDOWN

Less than 1 year	32%	Mortgage-Backed Securities	50.4%	AAA	82.4%

1–5 years	58%	Short-Term Instruments	27.6%	AA	0.8%

5–10 years	1%	Corporate Bonds & Notes	16.5%	A	8.9%

10–20 years	9%	Other	5.5%	BBB	6.3%

Duration	1.7 years			BB	1.1%

				CCC	0.1%

				D	0.4%

CHANGE IN VALUE For periods ended 9/30/02
Investment Process
The top-down investment process starts with an annual secular forum at which PIMCO develops a 3- to 5-year outlook for the global economy and interest rates. This helps set the basic portfolio parameters. The manager then employs a number of value-adding strategies, including duration management, sector allocation and liquidity management. Investment in a wide range of short-term instruments further enhances total return potential.

Past performance is no guarantee of future results. The Fund may invest up to 20% in securities denominated in foreign currencies, which may entail greater risk due to foreign economic and political developments. The Fund may invest up to 10% in high-yield (lower-rated) securities, which generally involves greater risk to principal than investments in higher-rated securities. The Fund may at times invest in derivatives and mortgage-related securities. Please see page 32 for additional information.

9.30.02 I PIMCO Bond Funds Semi-Annual Report	19

A SHORT DURATION BOND FUND

PIMCO Money Market Fund

OBJECTIVE: Seeks maximum current income, consistent with preservation of capital and daily liquidity. PORTFOLIO: Money market instruments.	DURATION RANGE: <90 days dollar-weighted average maturity FUND INCEPTION DATE: 3/01/91	TOTAL NET ASSETS: $402.7 million PORTFOLIO MANAGER: Paul McCulley

Paul McCulley
Fund Manager

Mr. McCulley is Managing Director responsible for supervising short-term investment strategies at PIMCO. He has 20 years of investment experience.

Fund slightly underperformed its benchmark
For the six-month period ended September 30, 2002, the Fund’s Class A shares returned 0.65%, outperforming the Lipper Money Market Fund Average, which returned 0.52%, but underperforming the Salomon 3-Month Treasury Bill Index, which returned 0.87%.

Treasuries gained as investor worries mounted
Investors fled to safer assets during the period, driving Treasury yields to their lowest levels in 40 years. Worries about sluggish growth, corporate scandals and a potential war with Iraq all helped to fuel a flight to quality. U.S. consumers, bolstered by cheap mortgage rates, zero interest car loans and rising real wages, remained the only significant source of demand in the global economy. High quality (A1/P1) commercial paper yields fell approximately 0.20% for three-month maturities, reflecting a continued sluggish economic growth. Yet three-month commercial paper yields relative to Treasuries widened by 0.04% to approximately 0.20% at the end of the period.

High quality holdings boosted performance
The Fund, maintained a AAA credit rating by investing in high quality short-term securities with strong liquid, attractive yields and limited credit risk. The emphasis on strong liquidity helped protect principal. Holdings of top quality commercial paper and short-term corporate and agency securities offered relatively attractive yields and boosted performance.

High quality short-term issues remain our focus
Moving forward, we believe the modest U.S. recovery will continue and the risk of deflation will be averted. The consumer/housing sectors should continue to support economic growth while the battered business sector heals. Interest rates should be range-bound around their current low levels. In light of this forecast, we intend to generate attractive yields by holding high-quality domestic and yankee commercial paper as core investments. We anticipate retaining a modest allocation to short maturity corporate issues and floating rate notes, which pose minimal interest rate and credit risk while enhancing portfolio yield. We intend to continue to invest in liquid securities that provide principal protection for the Fund. Finally, we expect to maintain an average portfolio maturity of approximately one month to ensure sufficient liquidity.

“We intend to continue to invest in liquid securities that provide principal protection for the Fund.”

20	PIMCO Bond Funds Semi-Annual Report I 9.30.02

PIMCO Money Market Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 9/30/02

	6 months	1 year	3 year	5 year	10 year	Inception (3/01/91)	7-Day Yield	30-Day Yield
PIMCO Money Market Fund A Shares	0.65%	1.48%	3.95%	4.28%	4.28%	4.30%	1.9%	1.22%

PIMCO Money Market Fund B Shares	0.20%	0.58%	3.04%	3.40%	3.57%	3.67%	0.29%	0.31%

PIMCO Money Market Fund C Shares	0.65%	1.48%	3.96%	4.31%	4.30%	4.32%	1.20%	1.22%

Salomon Brothers 3-Month Treasury Bill Index	0.87%	1.97%	4.19%	4.49%	4.55%	—	—	—

Lipper Money Market Fund Average	0.52%	1.26%	3.73%	4.12%	4.24%	—	—	—

MATURITY PROFILE		SECTOR BREAKDOWN		QUALITY BREAKDOWN
Less than 1 year	100%	Short-Term Instruments	94.6%	AAA	89.6%

Duration	25.6 days	Corporate Bonds & Notes	5.0%	AA	9.1%

		Other	0.4%	A	1.3%

CHANGE IN VALUE For periods ended 9/30/02
Investment Process
The Fund emphasizes current income and preservation of capital by applying PIMCO’s analytical, research and trading skills. Although the Fund is largely restricted to investing in traditional money market instruments of the highest quality, there is some scope for performance enhancement through modest shifts in duration, yield curve and sector exposure as well as through intensive bottom-up credit and quantitative research.

Past performance is no guarantee of future results. Money market funds are neither insured nor guaranteed by FDIC or any other government agency and there can be no assurance that any money market fund will be able to maintain a net asset value of $1.00 per share. Please see page 32 for additional information.

9.30.02 I PIMCO Bond Funds Semi-Annual Report	21

AN INFLATION-INDEXED BOND FUND

PIMCO Real Return Fund

OBJECTIVE: Seeks maximum real return, consistent with preservation of real capital and prudent investment management PORTFOLIO: Inflation-indexed fixed income securities.	DURATION RANGE: N/A FUND INCEPTION DATE: 1/29/97	TOTAL NET ASSETS: $6.6 billion PORTFOLIO MANAGER: John Brynjolfsson

John Brynjolfsson
Fund Manager

A renowned expert in his field, Mr. Brynjolfsson is co-author of Inflation-Protection Bonds and co-editor of The Handbook of Inflation-Indexed Bonds. He has 16 years of investment experience.

Fund delivered strong returns for shareholders
PIMCO Real Return Fund performed strongly over the past six months, with Class A shares returning 14.15%. These results were in line with the Fund’s benchmark, which returned 14.25%, and topped those of its Lipper category average, which returned 13.30% for the same period.

Real return bonds rallied as Treasury yields fell
Investors flocked to Treasuries in the past six months as concerns over sluggish economic growth, corporate scandals, and a potential war with Iraq fueled a flight to safety. As a result of heightened demand, yields on Treasury issues fell to 40-year lows. The U.S. economy grew modestly during the period, driven mainly by the consumer and housing sectors. While inflation remained contained, TIPS gained along with conventional Treasuries as real yields fell along with nominal yields.

Extended duration, yield curve positioning aided results
PIMCO Real Return Fund benefited from this favorable market climate. An above-benchmark duration enhanced returns as rates declined. In addition, exposure to shorter maturity TIPS was positive for performance as rates fell sharply in this part of the yield curve. However, a slight exposure to corporate issues detracted from returns as the sector suffered due to investor concerns over weaker profits and credit rating downgrades.

Reflation appears likely over the longer term
We expect the U.S. economic recovery to continue at a modest pace, driven by the consumer and housing sectors. In our view, the 20-year era of disinflation is over. After uncertainty in the near term, reflation should dominate over the next several years, with inflation peaking at 3–4%. While TIPS should provide compelling performance relative to Treasuries, tactical exposure needs to be managed carefully. For now, we intend to implement a barbell approach to yield curve structure, while keeping duration close to the benchmark. We expect to overweight longer-maturities, which offer modestly higher yields. Finally, we hope to opportunistically add small allocations of out-of-index assets that offer compelling risk/reward profiles.

“TIPS should continue to meet investors’ needs for long-term growth of purchasing power.”

22	PIMCO Bond Funds Semi-Annual Report I 9.30.02

PIMCO Real Return Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 9/30/02

	6 months	1 year	3 year	5 year	10 year	Inception (1/29/97)
PIMCO Real Return Fund A Shares	14.15%	14.02%	12.35%	9.56%	—	8.85%

PIMCO Real Return Fund A Shares (adjusted)	10.72%	10.60%	11.22%	8.89%	—	8.27%

PIMCO Real Return Fund B Shares	13.72%	13.17%	11.51%	8.75%	—	8.05%

PIMCO Real Return Fund B Shares (adjusted)	8.72%	8.17%	10.70%	8.46%	—	7.93%

PIMCO Real Return Fund C Shares (adjusted)	12.87%	12.45%	11.80%	9.02%	—	8.31%

Lehman Global Real: U.S. TIPS Index	14.25%	14.69%	12.29%	8.79%	—	—

Lipper Intermediate U.S. Treasury Fund Average	13.30%	12.19%	10.75%	8.28%	—	—

MATURITY PROFILE		SECTOR BREAKDOWN		QUALITY BREAKDOWN
Less than 1 year	4%	U.S. Treasury Obligations	88.3%	AAA	91.9%

1–5 years	9%	Corporate Bonds & Notes	7.5%	AA	0.7%

5–10 years	47%	Other	4.2%	A	4.9%

20–30 years	40%			BBB	1.6%

Duration	6.0 years			BB	0.9%

CHANGE IN VALUE For periods ended 9/30/02
Investment Process
The top-down investment process starts with an annual secular forum at which PIMCO develops a 3- to 5-year outlook for the global economy and interest rates. This helps set the basic portfolio parameters. The manager focuses on duration management and manages yield curve exposure based on the firm’s outlook for real yields. Although the Fund is mainly invested in U.S. Treasury-Inflation Protection Securities (TIPS), sector rotation allows the manager to invest in other areas where he finds value on an inflation-adjusted basis.

Past performance is no guarantee of future results. The Fund may invest up to 20% in securities denominated in foreign securities, which may entail greater risk due to foreign economic and political developments. This Fund may invest up to 10% in high-yield (lower-rated) securities, which generally involves greater risk to principal than investment in higher-rated securities. Please see page 32 for additional information.

9.30.02 I PIMCO Bond Funds Semi-Annual Report	23

A SHORT DURATION BOND FUND

PIMCO Short-Term Fund

OBJECTIVE: Seeks maximum current income, consistent with preservation of capital and daily liquidity. PORTFOLIO: Money market instruments and short maturity fixed income securities.	DURATION RANGE: 0–1 year FUND INCEPTION DATE: 10/07/87	TOTAL NET ASSETS: $2.8 billion PORTFOLIO MANAGER: Paul McCulley

Paul McCulley
Fund Manager

Mr. McCulley is Managing Director responsible for supervising short-term investment strategies at PIMCO. He has 20 years of investment experience.

Fund slightly trailed its benchmark for the period
PIMCO Short-Term Fund Class A shares returned 0.72% in the past six months, trailing both the Lipper Ultra-Short Obligations Fund Average and the Salomon Brothers 3-Month Treasury Bill Index, which returned 1.57% and 0.87%, respectively, over the same time period.

Investors favored Treasuries as corporate woes infected the markets
Most bonds gained during the period as investors sought safety amid turbulent financial markets. Treasuries were by far the best-performing sector of the bond market, with yields falling to their lowest levels in 40 years. Corporate bonds lagged Treasuries as the economic environment and a stream of bad news from high profile issuers reinforced investor risk aversion. Although the corporate sector took steps to trim costs and boost cash flow, such efforts did very little to reassure corporate bond investors. The U.S. economy experienced modest economic growth during the period, driven mainly by the consumer and housing sectors.

Sector strategy had mixed results
Within this environment, the Fund’s above-benchmark duration boosted returns as interest rates fell during the period. Our emphasis on mortgages was modestly positive, since the Fund was able to capture attractive yields that offset market volatility. Asset-backed bonds also contributed to returns as investors sought their strong collateral protection and premium yields. Still, the Fund’s corporate exposure, especially in the energy/pipeline and telecom sectors, detracted from returns amid concerns over weak profits and credit rating downgrades. An allocation to emerging market bonds also hurt returns as uncertainty surrounding Brazil’s presidential election and general investor risk aversion impacted the sector.

Fund will seek opportunities for incremental yield
We expect the U.S. recovery to continue, albeit at a modest pace, bolstered by the consumer and housing sectors and with interest rates range bound around current levels. Given this environment, we plan to maintain modestly extended duration to take advantage of incremental yield among (relatively) longer-term securities. Mortgages remain a focus given their attractive yields and strong credit profiles. Finally, we will look to selectively add short-maturity corporate issues; we anticipate that this sector could benefit as corporate balance sheets improve and lenders’ appetite for risk is restored.

“Should economic growth continue to be sluggish, the Federal Reserve could be inclined to ease further.”

24	PIMCO Bond Funds Semi-Annual Report I 9.30.02

PIMCO Short-Term Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 9/30/02

	6 months	1 year	3 year	5 year	10 year	Inception (10/07/87)

PIMCO Short-Term Fund A Shares	0.72%	1.69%	4.80%	4.88%	5.16%	5.76%

PIMCO Short-Term Fund A Shares (adjusted)	–1.29%	–0.35%	4.10%	4.46%	4.95%	5.62%

PIMCO Short-Term Fund B Shares	0.35%	0.94%	4.03%	4.11%	4.55%	5.34%

PIMCO Short-Term Fund B Shares (adjusted)	–4.62%	–4.00%	3.10%	3.77%	4.55%	5.34%

PIMCO Short-Term Fund C Shares (adjusted)	–0.43%	0.39%	4.49%	4.57%	4.85%	5.45%

Salomon Brothers 3-Month Treasury Bill Index	0.87%	1.97%	4.19%	4.49%	4.55%	—

Lipper Ultra-Short Obligations Fund Average	1.57%	2.50%	5.03%	5.04%	4.93%	—

MATURITY PROFILE		SECTOR BREAKDOWN		QUALITY BREAKDOWN

Less than 1 year	91%	Corporate Bonds & Notes	45.3%	AAA	52.0%

1-5 years	7%	Short-Term Instruments	28.7%	AA	1.2%

10–20 years	2%	Mortgage-Backed Securities	19.9%	A	22.2%

Duration	0.8 years	Other	6.1%	BBB	20.4%

				BB	3.1%

				B	0.9%

				CCC	0.1%

				C	0.1%

CHANGE IN VALUE For periods ended 9/30/02	Investment Process

The top-down investment process starts with an annual secular forum at which PIMCO develops a 3- to 5-year outlook for the global economy and interest rates. This helps set the basic portfolio parameters. The Fund then employs a variety of value-added strategies geared to enhance yield, including duration extension, credit quality positioning, cost-effective trading and investment in an expanded set of financial instruments.

Past performance is no guarantee of future results. The Fund may invest up to 5% in securities denominated in foreign currencies, which may entail greater risk due to foreign economic and political developments. This Fund may invest 10% in high-yield (lower-rated) securities, which generally involves greater risk to principal than investment in higher-rated securities. Please see page 32 for additional information.

9.30.02 I PIMCO Bond Funds Semi-Annual Report	25

AN ENHANCED INDEX STOCK FUND

PIMCO StocksPLUS Fund

OBJECTIVE: Seeks total return which exceeds that of the S&P 500. PORTFOLIO: S&P 500 stock index derivatives backed by a portfolio of short-term fixed income securities.	DURATION RANGE: 0–1 year FUND INCEPTION DATE: 5/13/93	TOTAL NET ASSETS: $690.4 million PORTFOLIO MANAGER: Bill Gross

Bill Gross
Fund Manager

Managing Director and co-founder of PIMCO, Mr. Gross is widely regarded as the world’s foremost fixed income authority. He has over 30 years of investment experience. In recognition of his investment skill, Morningstar named Mr. Gross and the PIMCO bond team “Fixed Income Manager of the Year” for 1998 and 2000.

Fund outpaced S&P 500 Index during a difficult period
For the six-month period ended September 30, 2002, the PIMCO StocksPLUS Fund’s Class A shares returned –27.68%, outperforming the –28.36% return of the S&P 500 Index and the –27.94% return of the Lipper Large-Cap Core Fund Average. These results were consistent with the Fund’s objective of providing incremental returns above the performance of the Index.

Stocks fell substantially as investors favored bonds
The U.S. financial markets were extremely volatile during the past six months, as investors worried about the state of the economy, corporate accounting and governance practices and heightened geopolitical conflict. Treasuries rallied during the period as investors gravitated to safer assets. Conversely, equity markets suffered significant weakness, with the S&P 500 Index falling over 28% during the period. The U.S. economy grew at a moderate pace, as low mortgage rates, zero interest car loans, and rising real wages helped fuel consumer spending.

Bond portfolio’s extended duration helped results
The Fund’s longer duration in the short-term bond portfolio backing the equity exposure was positive for performance as interest rates fell. Holdings of mortgage-backed securities and corporate bonds provided incremental yield, but suffered price erosion amid market volatility. Rising prepayment speeds adversely impacted the mortgage sector, while earnings concerns and credit downgrades plagued corporates. Of course, the steep decline of the S&P 500 Index had the greatest impact on the portfolio’s overall returns.

Moderate U.S. recovery should continue
We expect the U.S. economy to continue its modest recovery, driven by the consumer and housing sectors. While a potential war with Iraq would likely be damaging at first, U.S. monetary and fiscal policy should help counter any economic impact. Given an environment of mild growth, interest rates should stay range-bound around current levels. With this forecast in mind, we plan to maintain a modestly extended duration to capture opportunities for additional yield. We intend to keep a slight exposure to intermediate maturities to take advantage of attractive income found in the steeper portion of the yield curve. Finally, we plan to continue our emphasis on mortgages, as the incremental yield offered by these issues should help offset duration extension risk if interest rates rise.

“We plan to maintain a modestly extended duration to capture opportunities for additional yield.”

26	PIMCO Bond Funds Semi-Annual Report I 9.30.02

PIMCO StocksPLUS Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 9/30/02

	6 months	1 year	3 year	5 year	10 year	Inception (5/13/93)

PIMCO StocksPLUS Fund A Shares	–27.68%	–9.30%	–12.54%	–1.72%	—	9.08%

PIMCO StocksPLUS Fund A Shares (adjusted)	–29.85%	–21.72%	–13.42%	–2.31%	—	8.73%

PIMCO StocksPLUS Fund B Shares	–27.98%	–19.97%	–13.20%	–2.45%	—	8.40%

PIMCO StocksPLUS Fund B Shares (adjusted)	–31.58%	–23.93%	–13.87%	–2.67%	—	8.40%

PIMCO StocksPLUS Fund C Shares (adjusted)	–28.66%	–20.66%	–13.02%	–2.22%	—	8.52%

S&P 500 Index	–28.36%	–20.48%	–12.89%	–1.63%	—	—

Lipper Large-Cap Core Fund Average	–27.94%	–20.41%	–12.79%	–2.88%	—	—

MATURITY PROFILE		SECTOR BREAKDOWN		QUALITY BREAKDOWN

Less than 1 year	72%	Mortgage-Backed Securities	35.3%	AAA	67.6%

1–5 years	23%	Short-Term Instruments	26.4%	AA	2.9%

10–20 years	5%	Corporate Bonds & Notes	24.2%	A	16.1%

Duration	0.8 years	Asset-Backed Securities	6.3%	BBB	9.9%

		Other	7.8%	BB	2.0%

				B	1.5%

CHANGE IN VALUE For periods ended 9/30/02	Investment Process

Taking an innovative approach, the Fund combines a non-leveraged position in S&P 500 Index futures with an actively managed, short duration fixed-income portfolio. In doing so, the Fund seeks to capture the performance of the S&P 500 Index plus an incremental return based on the fixed income component. The manager adds value primarily through duration management, credit risk management and investment in a variety of high quality, short-term securities.

Past performance is no guarantee of future results. This Fund invests substantially all of its assets in S&P 500 derivatives, backed by a portfolio of Fixed Income Instruments. The Fund may invest up to 20% in securities denominated in foreign currencies, which may entail greater risk due to foreign economic and political developments. The Fund may invest up to 10% in high-yield (lower-rated) securities, which generally involves greater risk to principal than investment in higher-rated securities. The Fund may at times invest in derivatives and mortgage related securities. Please see page 32 for additional information.

9.30.02 I PIMCO Bond Funds Semi-Annual Report	27

A STOCK AND BOND FUND

PIMCO Strategic Balanced Fund

OBJECTIVE: Seeks maximum total return, consistent with preservation of capital and prudent investment management. PORTFOLIO: 45–75% PIMCO StocksPLUS Fund; 25–55% PIMCO Total Return Fund.	DURATION RANGE (OF UNDERLYING FUNDS): 0–6 years FUND INCEPTION DATE: 6/28/96	TOTAL NET ASSETS: $51.1 million PORTFOLIO MANAGER: Bill Gross

Bill Gross
Fund Manager

Managing Director and co-founder of PIMCO, Mr. Gross is widely regarded as the world’s foremost fixed income authority. He has over 30 years of investment experience. In recognition of his investment skill, Morningstar named Mr. Gross and the PIMCO bond team “Fixed Income Manager of the Year” for 1998 and 2000.

Fund performed in line with its benchmark
PIMCO Strategic Balanced Fund’s Class A shares returned –15.22% for the past six months, outperforming the –15.69% return for the Lipper Balanced Fund Average. The Fund slightly underperformed its benchmark, a 60%/40% blend of the S&P 500 Index and Lehman Brothers Aggregate Bond Index (LBAG), which returned –15.03% for the same period.

Stock and bond returns were polarized
Stocks and bonds experienced drastically different returns during the period. Investor concerns over sluggish economic growth, corporate governance and accounting malfeasances and heightened geopolitical risk fueled a flight to safety. As investors favored the stability of higher quality assets, equity markets fell sharply and bond prices surged. Treasuries were the top-performing sector of the bond market, followed by mortgages. For the period, the S&P 500 Index fell –28.36% while the LBAG rose 8.45%.

Extended duration was an overall positive
The enhanced index equity portion of the portfolio, consisting of PIMCO StocksPLUS Fund, outperformed the S&P 500 Index due to an above-benchmark duration, which boosted performance as interest rates fell. The fixed income portion of the portfolio, comprised of PIMCO Total Return Fund, benefited from similar positioning.

However, widening mortgage spreads in the bonds backing the enhanced index equity portion detracted from performance. Exposure to corporate bonds in the fixed-income portion also hurt returns, as credit downgrades and corporate earnings uncertainty punished the sector.

Muted U.S. recovery should continue
Looking ahead, we expect the modest U.S. economic recovery to continue, bolstered by the consumer and housing sectors. While a potential war with Iraq could cause an initial shock to business and consumer confidence, we believe that U.S. fiscal and monetary stimulus could help mitigate any impact. Muted economic growth should constrain any upward pressure on interest rates, causing them to be range-bound around current levels. Given this forecast, we intend to maintain modestly extended duration within the enhanced index equity portion to pick up incremental yield. Exposure to mortgages should complement this strategy, as the attractive yields offered by these securities more than compensate for duration risk should interest rates rise. Within the fixed income portion, we plan to target duration near the benchmark while seeking to add value by capturing attractive, high quality yield in non-Treasury sectors.

“We expect the modest U.S. economic recovery to continue, bolstered by the consumer and housing sectors.”

28	PIMCO Bond Funds Semi-Annual Report I 9.30.02

PIMCO Strategic Balanced Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 9/30/02

	6 months	1 year	3 year	5 year	10 year	Inception (6/28/96)
PIMCO Strategic Balanced Fund A Shares	–15.22%	–9.18%	–4.29%	1.87%	—	6.17%

PIMCO Strategic Balanced Fund A Shares (adjusted)	–19.03%	–13.27%	–5.75%	0.94%	—	5.39%

PIMCO Strategic Balanced Fund B Shares	–15.48%	–9.79%	–5.04%	1.12%	—	5.38%

PIMCO Strategic Balanced Fund B Shares (adjusted)	–19.69%	–14.23%	–5.82%	0.84%	—	5.38%

PIMCO Strategic Balanced Fund C Shares (adjusted)	–16.34%	–10.68%	–5.01%	1.10%	—	5.37%

60% S&P 500 Index and 40% Lehman Brothers Aggregate Bond Index	–15.03%	–9.36%	–4.06%	2.53%	—	—

S&P 500 Index	–28.36%	–20.48%	–12.89%	–1.63%	—	—

Lipper Balanced Fund Average	–15.69%	–9.93%	–3.97%	0.69%	—	—

ASSET ALLOCATION

StocksPLUS	57.0%

Total Return	43.0%

CHANGE IN VALUE For periods ended 9/30/02	Investment Process

The Strategic Balanced Fund seeks to provide broad exposure to both equity and fixed income classes. The Fund’s equity exposure is achieved by investment in the PIMCO StocksPLUS Fund and the fixed income exposure is obtained by investment in the PIMCO Total Return Fund. Allocation decisions are based on PIMCO’s consensus economic forecasts of business cycle phases.

Past performance is no guarantee of future results. The Portfolio’s investment performance depends on how its assets are allocated and reallocated among particular underlying Funds. The portfolio’s allocation among the underlying Funds will vary, the investment may be subject to any and all of the underlying Funds risks at different times and to different degrees. Please see page 32 for additional information.

9.30.02 I PIMCO Bond Funds Semi-Annual Report	29

A MORTGAGE-BACKED BOND FUND

PIMCO Total Return Mortgage Fund

OBJECTIVE: Seeks maximum total return, consistent with preservation of capital and prudent investment management. PORTFOLIO: Short to intermediate maturity mortgage-related fixed-income securities.	DURATION RANGE: 1–7 years FUND INCEPTION DATE: 7/31/97	TOTAL NET ASSETS: $202.7 million PORTFOLIO MANAGER: Scott Simon

Scott Simon
Fund Manager

An acclaimed expert in his field, Mr. Simon is head of mortgage securities at PIMCO and is a senior member of its portfolio management and investment strategy groups. He has 19 years of investment experience.

Fund outperformed its benchmark and peer group
PIMCO Total Return Mortgage Fund Class A shares returned 6.48% for the six-month period ended September 30, 2002, outpacing both the Lehman Brothers Mortgage Index and the Lipper U.S. Mortgage Fund Average, which returned 6.23% and 6.16%, respectively.

Mortgages benefited from a flight to quality
Investors sought safety in high-quality assets during the reporting period, causing interest rates to fall among these issues. The mortgage-backed securities market performed well in this environment, although the asset class underperformed Treasuries on a risk-adjusted basis. Within the mortgage market, GNMAs outperformed their conventional (FNMA & FHLMC) counterparts as investors preferred the higher security offered by paper with an explicit government guarantee. Also, lower coupon bonds performed better than higher coupon issues due to slower prepayment rates.

Extended duration contributed to performance
Late in the period, slightly longer-than-benchmark duration added to returns as interest rates fell. Exposure to GNMA II Adjustable Rate Mortgages (ARMs) provided attractive yield despite their relatively short durations. Also, our strategy of buying mortgages in the forward market and investing the purchase amount at relatively high short-term rates added to returns. Our exposure to Collateralized Mortgage Obligations (CMOs) further aided results by augmenting portfolio yield while providing protection against rapid prepayment rates. An underweight position in 15-year pass through issues was negative for performance as heavy investor demand caused these issues to outperform.

Yield-enhancing strategies will remain our focus
Looking ahead, we expect the modest U.S. recovery to continue, the risk of deflation to be averted and interest rates to be range-bound. In this environment, yield-enhancing strategies should play a prominent role as we look to add value to the portfolio. We intend to target duration near the benchmark and anticipate emphasizing the short end of the yield curve, which will be less vulnerable to increasing interest rates than longer maturities. We continue to emphasize GNMA issues in the 30-year sector, due to their relatively attractive yields and explicit government guarantee. Also, we expect to favor the enhanced prepayment protection found in lower coupon mortgages. Finally, we plan to continue to hold small amounts of high quality CMOs to capitalize on crossover demand from investors wary of corporate bonds.

“Yield-enhancing strategies should play a prominent role as we look to add value to the portfolio.”

30	PIMCO Bond Funds Semi-Annual Report I 9.30.02

PIMCO Total Return Mortgage Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 9/30/02

	6 months	1 year	3 year	5 year	10 year	Inception (7/31/97)
PIMCO Total Return Mortgage Fund A Shares	6.48%	8.09%	9.85%	8.14%	—	8.20%

PIMCO Total Return Mortgage Fund A Shares (adjusted)	1.67%	3.21%	8.18%	7.15%	—	7.24%

PIMCO Total Return Mortgage Fund B Shares	6.08%	7.28%	9.02%	7.33%	—	7.39%

PIMCO Total Return Mortgage Fund B Shares (adjusted)	1.08%	2.28%	8.18%	7.02%	—	7.25%

PIMCO Total Return Mortgage Fund C Shares (adjusted)	5.08%	6.29%	9.02%	7.33%	—	7.39%

Lehman Brothers Mortgage Index	6.23%	7.35%	9.01%	7.55%	—	—

Lipper U.S. Mortgage Fund Average	6.16%	6.92%	8.26%	6.73%	—	—

MATURITY PROFILE		SECTOR BREAKDOWN		QUALITY BREAKDOWN
Less than 1 year	30%	Mortgage-Backed Securities	75.4%	AAA	98.1%

1–5 years	65%	Short-Term Instruments	17.2%	AA	1.9%

10–20 years	5%	Other	7.4%

Duration	1.5 years

CHANGE IN VALUE For periods ended 9/30/02
Investment Process
The top-down investment process starts with an annual secular forum at which PIMCO develops a 3- to 5-year outlook for the global economy and interest rates. This helps set the basic portfolio parameters. The manager then seeks to add value primarily through interest rate strategies and by exploiting many areas of the mortgage market. PIMCO’s advanced proprietary analytics are critical to issue selection and risk management.

Past performance is no guarantee of future results. This Fund invests at least 80% of its assets in a diversified portfolio of mortgage-related fixed-income instruments, which may entail greater risk than a fully diversified fund. The Fund may invest in U.S. dollar-denominated securities of foreign issuers, which may entail greater risk due to foreign economic and political developments. The Fund may invest in derivative instruments. Please see page 32 for additional information.

9.30.02 I PIMCO Bond Funds Semi-Annual Report	31

Footnotes

Past performance is no guarantee of future results. Investment return will fluctuate and the value of an investor’s shares will fluctuate and may be worth more or less than original cost when redeemed. The average annual total return measures performance assuming that all dividend and capital gain distributions were reinvested. Returns shown do not reflect the deduction of taxes that a shareholder would pay (i) on fund distributions or (ii) the redemption of fund shares. Emerging Markets Bond, Global Bond II & Real Return Bond Fund Instl shares and retail shares commenced operations on the same day but for the rest of the PIMS Funds the returns represent the blended performance of the Fund’s retail shares (Class A, B or C) and the prior performance of the Fund’s Institutional shares, adjusted, as necessary, to reflect retail share current sales charges and different operating expenses. The retail shares were first offered in January 1997 for the PIMS Funds except Convertible on 5/99, Strategic Balanced on 5/99 & Total Return Mortgage on 8/00. Returns for Class A shares adjusted include the effect of the 4.5% maximum initial sales charge for the PIMS Funds except for Low Duration, Real Return & StocksPLUS which includes a 3% maximum initial sales charge and Short-Term Bond Fund which includes a 2% maximum initial sales charge. Returns for Class B shares include the effect of paying the contingent deferred sales charge (CDSC), which declines from 5% in the first year to 0% at the beginning of the seventh year. Returns for Class C shares have a 1% CDSC, which may apply in the first year of ownership. The credit quality of the investment in the portfolio does not apply to the stability or safety of the fund. Duration is a measure of the Fund’s price sensitivity expressed in years. The Growth of $10,000 does include the effect of the maximum initial sales charge only associated with class A shares. Money market funds are neither insured nor guaranteed by FDIC or any other government agency and there can be no assurance that any money market fund will be able to maintain a net asset value of $1.00 per share. Savings accounts & CD’s are guaranteed as to repayment of principal and interest by an agency of the U.S. government. However, the investment return and principal value of bonds and bond funds will fluctuate. The Lipper Averages are calculated by Lipper, Inc. It is the total return performance average of funds that are tracked by Lipper that have the same Fund Classification. Lipper does not take into account sales charges. First Boston Convertible Bond Index is an unmanaged market index comprised of convertible bonds. J.P. Morgan Emerging Markets Bond Index tracks total returns for Brady Bonds. Countries covered are Argentina, Brazil, Bulgaria, Ecuador, Mexico, Nigeria, Panama, Peru, Poland and Venezuela. J.P. Morgan Non-U.S. (Hedged) is an unmanaged market index representative of the total return performance in U.S. dollars of major non-U.S. bond markets. J.P. Morgan Global (Hedged) is an unmanaged market index representative of the total return performance in U.S. dollars on a hedged basis of major world bond markets. Lehman Intermediate BB High Yield is an unmanaged market index comprised of various fixed income securities rated BB. Lehman Long Term Treasury is an unmanaged index comprised of various fixed income maturities greater than 10 years. Merrill Lynch 1–3 Yr Treasury Bill Index is an unmanaged market index made up of U.S. Treasury issues with maturities from 1–3 years. Salomon Brothers 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3-month Treasury Bill issues. Lehman Brothers Inflation Linked Treasury is an unmanaged market index comprised of all U.S. Inflation Linked Treasuries. S&P 500 Index is an unmanaged market index generally considered to be representative of the stock market as a whole. 60% S&P/40% LBAG is an unmanaged index comprised of 60% of the return of the S&P 500 Index and 40% of the Lehman Brothers Aggregate Bond Index. Lehman Brothers Aggregate Bond is an unmanaged market index representative of the U.S. Taxable fixed income universe. Lehman Brothers Mortgage is an unmanaged market index representing fixed rate mortgage issued by GNMA, FNMA and FHLMC. It is not possible to invest directly in an unmanaged index. The funds also offer other share classes, which are subject to different fees and expenses (which may affect performance), have different minimum investment requirements and are entitled to different services. Information regarding such classes may be obtained by calling 1-888-87-PIMCO. An investment in a (the) fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. In addition, it is possible to lose money on investments in a (the) fund. For additional details on the Funds, contact your financial advisor to receive a current prospectus that contains more complete information, including charges and expenses. Please read the prospectus carefully before you invest or send money. PIMCO Advisors Distributors LLC, 2187 Atlantic Street, Stamford, CT, 06902, www.pimcoadvisors.com, 1-888-87-PIMCO.

32	PIMCO Bond Funds Semi-Annual Report I 9.30.02

Schedule of Investments
Convertible Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)		Value (000s)

CORPORATE BONDS & NOTES 4.0%
Banking & Finance 4.0%
Citigroup, Inc.
5.625% due 08/27/2012		$1,000	$1,046

Total Corporate Bonds & Notes (Cost $993)			1,046

U.S. TREASURY OBLIGATIONS 2.3%
U.S. Treasury Notes
6.500% due 02/15/2010		500	604

Total U.S. Treasury Obligations (Cost $552)			604

PURCHASED PUT OPTIONS 0.0%
EchoStar Communications Corp.
Strike @ 10.000 Exp. 01/18/2003		10	4

Total Purchased Put Options (Cost $14)			4

CONVERTIBLE BONDS & NOTES 62.2%
Banking & Finance 18.1%
American International Group, Inc.
0.000% due 11/09/2031		1,000	626
Countrywide Credit Industries, Inc.
0.000% due 02/08/2031		700	555
Korea Deposit Insurance
2.500% due 12/11/2005		1,250	1,353
PMI Group, Inc.
2.500% due 07/15/2021		300	310
Swiss Life Finance Ltd.
2.000% due 05/20/2003	EC	600	578
Verizon Global Funding Corp.
5.750% due 04/01/2003		$800	805
0.000% due 05/15/2021		1,000	547

			4,774

Energy 1.7%
Transocean, Inc.
1.500% due 05/15/2021		500	455

Healthcare 12.8%
Allergan, Inc.
0.000% due 11/01/2020		450	288
Amgen, Inc.
0.000% due 03/01/2032		500	354
Lifepoint Hospitals, Inc.
4.500% due 06/01/2009		500	482
Medtronic, Inc.
1.250% due 09/15/2021		500	517
Roche Holdings, Inc.
0.010% due 01/19/2015		550	394
Total Renal Care Holdings
7.000% due 05/15/2009		500	490
Universal Health Services
0.426% due 06/23/2020		500	333
WellPoint Health Networks, Inc.
0.000% due 07/02/2019		500	497

			3,355

Industrials 17.4%
Brinker International, Inc.
0.000% due 10/10/2021		350	222
Costco Wholesale Corp.
0.000% due 08/19/2017		250	191
DDI Corp.
6.250% due 04/01/2007		500	113
EchoStar Communications Corp.
4.875% due 01/01/2007		500	379
Elan Finance Corp. Ltd.
0.000% due 12/14/2018		500	151
Kohl’s Corp.
0.000% due 06/12/2020		1,000	624
L-3 Communications Holdings, Inc.
4.000% due 09/15/2011		400	484
Lowe’s Cos., Inc.
0.000% due 02/16/2021		500	391
Pride International, Inc.
0.000% due 04/24/2018		1,254	605
Tech Data Corp.
2.000% due 12/15/2021		500	416
Tyco International Group SA
0.000% due 02/12/2021		900	659
Vivendi Universal SA
2.000% due 03/08/2006	EC	363	348

			4,583

Technology 6.7%
Advanced Micro Devices, Inc.
4.750% due 02/01/2022		$600	356
First Data Corp.
2.000% due 03/01/2008		700	739
Siebel Systems, Inc.
5.500% due 09/15/2006		400	358
STMicroelectronics NV
0.000% due 09/22/2009		400	319

			1,772

Utilities 5.5%
Adelphia Communications Corp.
6.000% due 02/15/2006 (a)		500	38
Charter Communications, Inc.
4.750% due 06/01/2006		850	369
Liberty Media Corp.
4.000% due 11/15/2029		1,000	500
Telefonos de Mexico SA
4.250% due 06/15/2004		500	551

			1,458

Total Convertible Bonds & Notes (Cost $17,828)			16,397

CONVERTIBLE PREFERRED STOCK 21.8%
	Shares
Banking & Finance 9.2%
Equity Office Properties Trust
5.250% due 02/15/2008		8,000	344
Equity Residentials Properties Trust
7.250% due 12/31/2049		15,200	356
Ford Motor Co. Capital Trust II
6.500% due 01/15/2032		13,400	540
Travelers Property Casualty Corp.
4.500% due 04/15/2032		30,000	642
Washington Mutual, Inc.
5.375% due 05/03/2041		11,300,000	550

			2,432

Energy 3.3%
Kerr-McGee Corp.
5.500% due 08/02/2004		13,900	615
Valero Energy
7.750% due 08/18/2003		11,000	249

			864

Industrials 8.5%
Coltec Capital Trust
5.250% due 04/15/2028		15,000	444
Electronic Data Systems Corp.
7.625% due 08/17/2004		6,000	109
General Motors Corp.
4.500% due 03/06/2032		27,000	637
5.250% due 03/06/2032		27,000	604
Tribune Co.
2.000% due 05/15/2029		6,600	441

			2,235

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	33

Schedule of Investments (Cont.)
Convertible Fund
September 30, 2002 (Unaudited)

	Shares	Value (000s)

Utilities 0.8%
TXU Corp.
8.125% due 05/16/2006	5,000	$218

Total Convertible Preferred Stock (Cost $7,088)		$5,749

COMMON STOCKS 0.0%
Healthcare 0.0%
Elan Corp. PLC SP—ADR (b)	1	0

Total Common Stocks (Cost $0)		0

PREFERRED SECURITY 2.3%
Golden State Bancorp.
9.125% due 12/31/2049	23,000	607

Total Preferred Security (Cost $596)		607

SHORT-TERM INSTRUMENTS 7.1%
	Principal Amount (000s)
Commercial Paper 6.1%
Svenska Handelsbank, Inc.
1.750% due 12/18/2002	$500	498
UBS Finance, Inc.
1.970% due 10/01/2002	600	600
1.750% due 12/18/2002	500	498

		1,596

Repurchase Agreement 1.0%
State Street Bank
1.550% due 10/01/2002 (Dated 09/30/2002. Collateralized by Federal Home Loan Bank 2.000% due 10/08/2003 valued at $275. Repurchase proceeds are $269.)	269	269

Total Short-Term Instruments (Cost $1,865)		1,865

Total Investments 99.7% (Cost $28,936)		$26,272
Other Assets and Liabilities (Net) 0.3%		69

Net Assets 100.0%		$26,341

Notes to Schedule of Investments (amounts in thousands):

(a) Security is in default.

(b) Non-income producing security

(c) Foreign forward currency contracts outstanding at September 30, 2002:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation

Buy	EC	123	11/2002	$ 1

(d) Principal amount denoted in indicated currency:

EC—Euro

34	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

Schedule of Investments
Emerging Markets Bond Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

BERMUDA 0.0%
IMEXA Export Trust
10.125% due 05/31/2003	$42	$16

Total Bermuda (Cost $42)		16

BRAZIL 19.7%
Republic of Brazil
3.062% due 04/15/2006 (a)	$16,506	10,874
11.500% due 03/12/2008	500	261
3.125% due 04/15/2009 (a)	3,853	1,926
11.000% due 01/11/2012	210	95
8.000% due 04/15/2014	22,074	10,790
3.062% due 04/15/2024 (a)	1,100	597
6.000% due 04/15/2024	1,250	712
8.875% due 04/15/2024 (b)	3,850	1,540
11.000% due 05/15/2027 (b)	5,900	2,404
12.250% due 03/06/2030 (b)	2,000	940
Republic of Brazil (BR)
14.500% due 10/15/2009	500	274
11.000% due 08/17/2040 (b)	9,600	4,166
Republic of Brazil (US)
14.500% due 10/15/2009	40	22
11.000% due 08/17/2040 (b)	37,794	16,724

Total Brazil (Cost $74,596)		51,325

BULGARIA 3.2%
Republic of Bulgaria
2.812% due 07/28/2011 (a)	$6,829	6,009
2.687% due 07/28/2012 (a)	1,448	1,306
2.687% due 07/28/2024 (a)	1,050	945

Total Bulgaria (Cost $8,156)		8,260

CHILE 0.4%
Republic of Chile
5.625% due 07/23/2007	$250	263
7.125% due 01/11/2012	740	807

Total Chile (Cost $1,022)		1,070

CROATIA 0.2%
Republic of Croatia
2.687% due 07/31/2010 (a)	$640	635

Total Croatia (Cost $638)		635

ECUADOR 2.4%
Republic of Ecuador
12.000% due 11/15/2012	$1,380	724
5.000% due 08/15/2030	5,200	1,924
6.000% due 08/15/2030 (b)	10,185	3,733

Total Ecuador (Cost $8,916)		6,381

MALAYSIA 4.9%
Republic of Malaysia
7.500% due 07/15/2011 (b)	$10,990	12,745

Total Malaysia (Cost $11,598)		12,745

MEXICO 21.9%
Telefonos de Mexico S.A.
8.250% due 01/26/2006	$1,000	1,046
United Mexican States
9.750% due 04/06/2005	250	279
8.500% due 02/01/2006	1,000	1,085
8.500% due 02/01/2006	500	548
9.875% due 02/01/2010	2,020	2,293
7.500% due 01/14/2012	2,790	2,828
8.125% due 12/30/2019 (b)	1,770	1,730
6.250% due 12/31/2019 (b)	9,675	9,361
8.000% due 09/24/2022	8,900	8,488
8.300% due 08/15/2031 (b)	14,450	14,053
United Mexican States (MX)
10.375% due 02/17/2009	585	679
8.375% due 01/14/2011 (b)	4,600	4,842
11.375% due 09/15/2016	1,450	1,787
11.500% due 05/15/2026 (b)	3,800	4,775
United Mexican States (US)
10.375% due 02/17/2009	250	291
8.375% due 01/14/2011 (b)	1,370	1,445
11.375% due 09/15/2016	1,030	1,269
11.500% due 05/15/2026 (b)	255	322
United Mexican States Value Recovery Right
0.000% due 06/30/2003 (a)	9,712	29

Total Mexico (Cost $57,111)		57,150

MOROCCO 0.7%
Kingdom of Morocco
2.750% due 01/05/2009 (a)	$150	133
Morroco Restructured Tranche A
2.687% due 01/01/2009 (a)	2,080	1,841

Total Morocco (Cost $2,016)		1,974

NIGERIA 0.6%
Central Bank of Nigeria
6.250% due 11/15/2020	$2,750	1,609
Central Bank of Nigeria—Warrant
0.000% due 11/15/2020 (a)	1	0

Total Nigeria (Cost $1,720)		1,609

PANAMA 5.0%
Republic of Panama
8.250% due 04/22/2008	$890	857
9.375% due 07/23/2012	4,720	4,578
4.750% due 07/17/2014	5,480	4,439
2.625% due 07/17/2016 (a)	23	16
8.875% due 09/30/2027	30	28
9.375% due 04/01/2029	175	178
Republic of Panama (PA)
9.625% due 02/08/2011	250	247
Republic of Panama (US)
9.625% due 02/08/2011	2,620	2,600

Total Panama (Cost $13,180)		12,943

PERU 6.1%
Republic of Peru
9.125% due 02/21/2012	$17,671	14,446
4.000% due 03/07/2017	1,969	1,179
4.500% due 03/07/2017	368	248

Total Peru (Cost $17,483)		15,873

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	35

Schedule of Investments (Cont.)
Emerging Markets Bond Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

PHILIPPINES 0.2%
Republic of Philippines
6.500% due 12/01/2017	$500	$465

Total Philippines (Cost $402)		465

POLAND 1.0%
Republic of Poland
6.000% due 10/27/2014	$1,534	1,540
3.750% due 10/27/2024 (b)	1,190	980

Total Poland (Cost $2,350)		2,520

QATAR 1.6%
State of Qatar (QA)
9.750% due 06/15/2030 (b)	$1,930	2,388
State of Qatar (US)
9.750% due 06/15/2030	1,425	1,763

Total Qatar (Cost $3,789)		4,151

RUSSIA 22.9%
Republic of Ukraine
11.000% due 03/15/2007	$2,016	2,104
Russian Federation
11.750% due 06/10/2003 (b)	1,380	1,452
8.750% due 07/24/2005	20	21
10.000% due 06/26/2007	1,200	1,299
8.250% due 03/31/2010	1,653	1,652
11.000% due 07/24/2018	1,950	2,124
12.750% due 06/24/2028 (b)	2,100	2,552
5.000% due 03/31/2030	68,471	48,440

Total Russia (Cost $56,545)		59,644

SOUTH AFRICA 0.6%
Republic of South Africa
7.375% due 04/25/2012	$1,415	1,495

Total South Africa (Cost $1,400)

SOUTH KOREA 0.2%
Korea Deposit Insurance
2.500% due 12/11/2005	$500	541

Total South Korea (Cost $526)		541

TUNISIA 1.6%
Banque Centrale De Tunisie
7.375% due 04/25/2012	$4,090	4,080

Total Tunisia (Cost $4,040)		4,080

UNITED STATES 0.7%
Corporate Bonds & Notes 0.7%
Pemex Project Funding Master Trust
8.000% due 11/15/2011	$1,750	1,761

Total United States (Cost $1,761)		1,761

VENEZUELA 0.0%
Republic of Venezuela Oil Linked Payment Obligation
0.000% due 04/15/2020 (a)	$4	0

Total Venezuela (Cost $0)		0

SHORT-TERM INSTRUMENTS 55.2%
Commercial Paper 49.7%
Abbey National North America
1.750% due 12/12/2002	13,000	12,956
BP Amoco Capital PLC
1.970% due 10/01/2002	7,000	7,000
CBA (de) Finance
1.750% due 11/27/2002	11,000	10,970
Danske Corp.
1.750% due 10/15/2002	5,000	4,997
1.750% due 12/19/2002	6,500	6,489
Fannie Mae
1.710% due 11/20/2002	8,000	7,981
Federal Home Loan Bank
1.658% due 10/23/2002	13,000	12,987
1.700% due 10/30/2002	5,000	4,993
1.725% due 10/30/2002	5,800	5,792
1.695% due 11/01/2002	8,000	7,988
Freddie Mac
1.720% due 10/22/2002	8,000	7,992
HBOS Treasury Services PLC
1.770% due 11/20/2002	3,500	3,498
Pfizer, Inc.
1.730% due 10/28/2002	4,000	3,997
Rabobank Nederland NV
1.920% due 10/01/2002	7,000	7,000
TotalFinaElf SA
1.740% due 10/31/2002	13,000	12,981
UBS AG
1.970% due 10/01/2002	12,000	12,000

		129,621

Repurchase Agreement 2.4%
State Street Bank
1.550% due 10/01/2002	6,158	6,158

(Dated 09/30/2002. Collateralized by Federal Home Loan Bank 2.770% due 08/19/2004 valued at $6,285. Repurchase proceeds are $6,158)
U.S. Treasury Bills 3.1%
1.608% due 11/14/2002-11/29/2002 (g)	8,000	7,981

Total Short-Term Instruments
(Cost $143,760)		143,760

Total Investments 149.1%
(Cost $411,051)		$388,398
Other Assets and Liabilities (Net) (49.1%)		(127,919)

Net Assets 100.0%		$260,479

Notes to Schedule of Investments (amounts in thousands):

(a) Variable rate security. The rate listed is as of September 30, 2002.

(b) Security, or a portion thereof, subject to financing transaction.

(c) Foreign forward currency contracts outstanding at September 30, 2002:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation

Buy	EC	2,800	11/2002	$21

(d) Principal amount denoted in indicated currency:

EC—Euro

36	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

(e) Swap agreements outstanding at September 30, 2002:

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 9.050% and the Fund will pay to the counterparty at par in the event of default of Federative Republic of Brazil 8.000% due 04/15/2014.
Broker: Goldman Sachs Exp. 04/15/2014	$2,000	$(574)
Receive a fixed rate equal to 1.160% and the Fund will pay to the counterparty at par in the event of default of United Mexican States 9.750% due 04/06/2005.
Broker: J.P. Morgan Chase & Co. Exp. 12/17/2002	1,500	3
Receive a fixed rate equal to 1.500% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 8.875% due 09/30/2027.
Broker: Credit Suisse First Boston Exp. 09/30/2027	2,500	1
Receive a fixed rate equal to 8.250% and the Fund will pay to the counterparty at par in the event of default of Federative Republic of Brazil 10.125% due 05/15/2027.
Broker: Credit Suisse First Boston Exp. 03/11/2009	14,000	(7,115)
Receive a fixed rate equal to 1.250% and the Fund will pay to the counterparty at par in the event of default of Federative Republic of Brazil 8.000% due 04/15/2014.
Broker: J.P. Morgan Chase & Co. Exp. 10/23/2002	4,000	(126)
Receive a fixed rate equal to 1.500% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012
Broker: Credit Suisse First Boston Exp. 04/24/2003	2,500	(13)
Receive a fixed rate equal to 1.900% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 4.500% due 03/07/2017.
Broker: J.P. Morgan Chase & Co. Exp. 05/01/2003	2,000	(30)
Receive a fixed rate equal to 7.850% and the Fund will pay to the counterparty at par in the event of default of Federative Republic of Brazil 3.063% due 04/15/2006.
Broker: Goldman Sachs Exp. 05/09/2004	3,000	(1,162)
Receive a fixed rate equal to 1.750% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Broker: J.P. Morgan Chase & Co. Exp. 05/24/2003	5,000	(88)
Receive a fixed rate equal to 1.200% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 2.750% due 07/17/2016.
Broker: J.P. Morgan Chase & Co. Exp. 05/24/2003	3,000	(13)
Receive a fixed rate equal to 1.570% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Broker: Goldman Sachs Exp. 05/29/2003	1,500	(4)
Receive a fixed rate equal to 1.820% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 9.625% due 02/08/2011.
Broker: Goldman Sachs Exp. 11/30/2003	3,000	(27)
Receive a fixed rate equal to 0.700% and the Fund will pay to the counterparty at par in the event of default of United Mexican States 8.500% due 02/01/2006.
Broker: Merrill Lynch Exp. 11/08/2002	2,000	0

		$(9,148)

(f) Short sales open at September 30, 2002 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

Republic of Venezuela	2.875	12/18/2007	$13,357	$10,084	$10,437

(g) Securities are grouped by coupon or range of coupons and represent a range of maturities.

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	37

Schedule of Investments
Foreign Bond Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)		Value (000s)

AUSTRALIA (h)(i) 1.1%
Commonwealth of Australia
10.000% due 10/15/2007 (a)	A$	750	$495
Crusade Global Trust
2.230% due 02/15/2030 (b)		$6,495	6,509
Homeside Mortgage Securities Trust
2.050% due 01/20/2027 (b)		1,558	1,557
Medallion Trust
2.210% due 07/12/2031 (b)		3,026	3,030
Torrens Trust
2.040% due 07/15/2031 (b)		1,499	1,500

Total Australia (Cost $13,041)			13,091

BELGIUM (h)(i) 1.7%
Kingdom of Belgium
9.000% due 03/28/2003	EC	5	5
6.750% due 11/21/2004	BF	183,200	4,819
6.250% due 03/28/2007	EC	1,400	1,526
7.500% due 07/29/2008		10,500	12,257

Total Belgium (Cost $18,463)			18,607

CANADA (h)(i) 0.3%
Commonwealth of Canada
5.250% due 09/01/2003	C$	640	412
5.500% due 06/01/2010		1,800	1,191
Newcourt Credit Group, Inc.
7.125% due 12/17/2003		$2,000	2,048

Total Canada (Cost $3,689)			3,651

CAYMAN ISLANDS (h)(i) 1.0%
International Credit Recovery-Japan
0.495% due 08/25/2005 (b)	JY	36,539	299
MBNA Master Credit Card Trust
3.637% due 05/19/2004 (b)	EC	8,100	8,005
Redwood Capital II Ltd.
4.860% due 01/01/2004 (b)		$2,500	2,490
SHL Corp. Ltd.
0.765% due 12/25/2024 (b)	JY	72,078	592

Total Cayman Islands (Cost $12,031)			11,386

DENMARK (h)(i) 0.7%
Nykredit
6.000% due 10/01/2029	DK	29,012	3,880
Unikredit Realkredit
6.000% due 07/01/2029		26,222	3,517

Total Denmark (Cost $6,121)			7,397

FRANCE (h)(i) 8.7%
Axa SA
3.750% due 01/01/2017	EC	828	727
France Telecom SA
0.466% due 06/19/2003 (b)	JY	700,000	5,580
1.022% due 07/16/2003 (b)		270,000	2,151
Republic of France
5.250% due 04/25/2008	EC	47,000	49,722
4.000% due 04/25/2009		8,250	8,161
4.000% due 10/25/2009		30,070	29,613

Total France (Cost $85,349)			95,954

GERMANY (h)(i) 43.6%
Commerzbank AG
3.852% due 10/25/2032 (b)	EC	6,200	$6,150
Depfa Pfandbriefbank
4.750% due 07/15/2008		3,590	3,681
5.750% due 03/04/2009		3,560	3,833
Deutsche Telekom AG
1.673% due 03/10/2004 (b)	JY	200,000	1,625
DSL Bank AG
7.250% due 08/07/2007 (b)	BP	3,000	5,225
Eurohypo AG
3.500% due 07/03/2006	EC	7,000	6,897
Hypothekenbank in Essen AG
5.500% due 02/20/2007		1,690	1,779
Landesbank Baden-Wuerttemberg AG
5.500% due 04/02/2007		440	464
Landesbank NRW
4.750% due 09/28/2007		1,630	1,670
Landesbank Rheinland-Pfalz
4.750% due 04/04/2008		1,430	1,468
Republic of Germany
4.250% due 03/14/2003		7,370	7,320
6.500% due 10/14/2005 (a)		105,200	113,373
6.000% due 01/05/2006 (a)		38,400	41,004
5.000% due 02/17/2006		4,000	4,155
6.250% due 04/26/2006 (a)		35,400	38,255
4.500% due 08/18/2006 (a)(b)		28,800	29,529
4.125% due 07/04/2008 (a)(b)		1,950	1,962
4.500% due 07/04/2009 (a)(b)		5,785	5,894
5.250% due 07/04/2010 (a)		30,000	31,856
5.250% due 01/04/2011 (a)		23,300	24,719
6.250% due 01/04/2024 (a)		11,180	12,971
6.500% due 07/04/2027 (a)		75,260	90,850
5.625% due 01/04/2028 (a)		8,400	9,127
6.250% due 01/04/2030 (a)		19,700	23,372
5.500% due 01/04/2031 (a)		13,900	15,049

Total Germany (Cost $436,127)			482,228

GREECE (h)(i) 0.2%
Hellenic Republic
4.700% due 05/19/2003 (b)	EC	293	281
5.220% due 06/17/2003 (b)		315	316
5.240% due 10/23/2003 (b)		1,103	1,098

Total Greece (Cost $2,221)			1,695

IRELAND (h)(i) 0.3%
Emerald Mortgages PLC
3.573% due 04/30/2028 (b)	EC	3,777	3,732

Total Ireland (Cost $3,321)			3,732

ITALY (h)(i) 8.3%
First Italian Auto Transaction
3.720% due 07/01/2008 (b)	EC	10,030	9,860
Republic of Italy
7.750% due 11/01/2006 (a)		5,700	6,499
4.500% due 05/01/2009 (a)		69,210	70,127
5.250% due 08/01/2011		3,400	3,568
Siena Mortgage SpA
3.651% due 02/07/2037 (b)		1,500	1,483
Upgrade SpA
3.703% due 12/31/2035 (b)		1,000	988

Total Italy (Cost $81,260)			92,525

38	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

	Principal Amount (000s)		Value (000s)

JAPAN (h)(i) 0.1%
Government of Japan
1.900% due 12/21/2009	JY	110,000	$979

Total Japan (Cost $966)			979

LUXEMBOURG (h)(i) 0.2%
Hellenic Finance
2.000% due 07/15/2003 (b)	EC	1,600	1,639
Tyco International Group SA
6.750% due 02/15/2011		$8	7

Total Luxembourg (Cost $1,695)			1,646

MEXICO (h)(i) 0.5%
Bancomext Trust
8.000% due 08/05/2003		$390	407
Petroleos Mexicanos
8.850% due 09/15/2007		1,040	1,123
9.375% due 12/02/2008		1,290	1,390
United Mexican States
10.375% due 01/29/2003	EC	2,575	1,323
4.000% due 03/11/2004	JY	130,000	1,107

Total Mexico (Cost $5,351)			5,350

NETHERLANDS (h)(i) 1.3%
Deutsche Telekom International Finance BV
7.750% due 06/15/2005		$1,700	1,825
Kingdom of Netherlands
6.000% due 01/15/2006	EC	12,000	12,790

Total Netherlands (Cost $13,613)			14,615

NEW ZEALAND (h)(i) 0.3%
Commonwealth of New Zealand
4.500% due 02/15/2016	N$	5,130	2,827

Total New Zealand (Cost $3,128)			2,827

PANAMA 0.2%
Republic of Panama
9.625% due 02/08/2011		$1,600	1,582
9.375% due 07/23/2012		200	199
4.750% due 07/17/2014		889	720

Total Panama (Cost $2,639)			2,501

PERU 0.6%
Republic of Peru
9.125% due 02/21/2012		$5,900	4,823
4.500% due 03/07/2017		2,058	1,389

Total Peru (Cost $7,316)			6,212

SPAIN (h)(i) 5.2%
Hipotebansa Mortgage Securitization Fund
3.566% due 01/18/2018 (b)	EC	3,346	3,313
3.576% due 07/18/2022 (b)		3,447	3,394
Kingdom of Spain
5.150% due 07/30/2009 (a)(b)		37,730	39,561
5.350% due 10/31/2011 (a)		11,100	11,722

Total Spain (Cost $55,155)			57,990

SUPRANATIONAL (h)(i) 1.5%
Eurofima
4.750% due 07/07/2004	SK	60,900	6,575
European Investment Bank
6.000% due 05/07/2003	BP	3,250	5,175
8.000% due 06/10/2003		3,250	5,254

Total Supranational (Cost $16,365)			17,004

SWEDEN (h)(i) 0.3%
Kingdom of Sweden
5.000% due 01/28/2009	SK	27,000	2,959

Total Sweden (Cost $2,668)			2,959

UNITED KINGDOM (h)(i) 9.2%
Abbey National Treasury Service PLC
5.250% due 01/21/2004	BP	2,670	4,262
Bauhaus Securities Ltd.
3.701% due 10/30/2052 (b)	EC	5,874	5,799
British Telecom PLC
3.121% due 12/15/2003 (b)		$12,380	12,357
Core
2.081% due 03/17/2009 (b)		1,505	1,500
Haus Ltd.
3.612% due 12/14/2037 (b)	EC	8,789	8,703
Lloyds TSB Capital I
7.375% due 02/07/2049 (b)		500	554
Originated Mortgage Loans PLC
3.863% due 12/15/2031 (b)		597	592
United Kingdom Gilt
7.250% due 12/07/2007 (a)	BP	38,000	68,185

Total United Kingdom (Cost $99,743)			101,952

UNITED STATES (h)(i) 83.7%
Asset-Backed Securities 7.7%
Ace Securities Corp.
2.133% due 11/25/2028 (b)		$109	109
AFC Home Equity Loan Trust
2.033% due 03/25/2027 (b)		393	392
AMRESCO Residential Securities Mortgage Loan Trust
2.280% due 06/25/2029 (b)		4,347	4,352
Asset-Backed Securities Home Equity Corp.
2.200% due 03/15/2032 (b)		1,788	1,789
Bayview Financial Acquisition Trust
2.203% due 11/25/2030 (b)		6,000	6,016
Bear Stearns Asset-Backed Securities, Inc.
2.140% due 10/25/2032 (b)		1,204	1,203
2.213% due 10/25/2032 (b)		1,400	1,399
CDC Mortgage Capital Trust
2.153% due 01/10/2032 (b)		7,386	7,354
2.103% due 08/25/2032 (b)		1,180	1,174
Conseco Finance Securitizations Corp.
2.193% due 10/15/2031 (b)(c)		374	372
CS First Boston Mortgage Securities Corp.
2.083% due 12/15/2030 (b)		5,059	5,054
2.163% due 08/25/2031 (b)		224	223
2.153% due 07/25/2032 (b)		2,553	2,546
2.263% due 10/25/2032 (b)		4,181	4,189
EQCC Home Equity Loan Trust
2.070% due 03/20/2030 (b)		215	214
First Alliance Mortgage Loan Trust
2.050% due 12/20/2027 (b)		108	108
GMAC Mortgage Corp. Loan Trust
6.998% due 11/25/2030 (b)		76	74
Irwin Home Equity Loan Trust
2.030% due 11/25/2011 (b)		33	33
Long Beach Auto Receivables Trust
3.114% due 03/13/2005 (b)		3,154	3,166

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	39

Schedule of Investments (Cont.)
Foreign Bond Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)		Value (000s)

Mesa Trust Asset Backed Certificates
2.113% due 11/25/2031 (b)		$4,568	$4,571
MLCC Mortgage Investors, Inc.
2.203% due 03/15/2025 (b)		2,447	2,445
Novastar Home Equity Loan
2.093% due 01/25/2031 (b)		1,387	1,381
Option One Mortgage Loan Trust
2.143% due 04/25/2030 (b)		109	108
Provident Bank Equipment Lease Trust
2.136% due 11/25/2011 (b)		676	678
Providian Gateway Master Trust
2.043% due 03/15/2007 (b)		13,300	13,309
Providian Home Equity Loan Trust
2.103% due 06/25/2025 (b)		1,580	1,583
Residential Asset Securities Corp.
2.063% due 07/25/2032 (b)		7,792	7,739
Residential Funding Mortgage Securities II, Inc.
2.003% due 08/25/2014 (b)		282	282
Salomon Brothers Mortgage Securities VII, Inc.
2.243% due 11/15/2029 (b)		609	609
2.153% due 12/25/2029 (b)		2,435	2,429
Washington Mutual Mortgage Securities Corp.
5.240% due 10/25/2032 (b)		9,981	10,207

			85,108

Convertible Bonds & Notes 0.2%
Verizon Global Funding Corp.
5.750% due 04/01/2003		2,200	2,214

Corporate Bonds & Notes 7.7%
Ahold Finance USA, Inc.
6.875% due 05/01/2029		2,200	2,106
AOL Time Warner, Inc.
5.625% due 05/01/2005		5,100	4,861
AT&T Corp.
5.360% due 11/21/2003 (b)	EC	10,600	10,030
CIT Group, Inc.
q2.310% due 04/07/2003 (b)		$638	637
7.500% due 11/14/2003		1,400	1,454
Coastal Corp.
7.750% due 10/15/2035		700	442
Conoco Funding Co.
7.250% due 10/15/2031		400	476
Conoco, Inc.
2.710% due 04/15/2003 (b)		1,200	1,204
El Paso Corp.
7.125% due 05/06/2009	EC	3,500	2,819
Ford Motor Credit Co.
2.110% due 06/20/2003 (b)		$5,200	5,084
1.000% due 12/22/2003	JY	107,000	864
5.750% due 02/23/2004		$1,000	998
2.210% due 07/19/2004 (b)		2,800	2,650
3.726% due 10/25/2004 (b)		2,800	2,672
General Electric Capital Corp.
6.125% due 02/22/2011		2,500	2,719
General Electric Finance Assurance
1.600% due 06/20/2011	JY	520,000	4,180
General Motors Acceptance Corp.
1.910% due 02/14/2003 (b)		$3,900	3,880
1.857% due 08/18/2003 (b)		4,790	4,716
2.210% due 07/21/2004 (b)		5,100	4,915
General Motors Corp.
1.250% due 12/20/2004	JY	208,000	1,688
J.P. Morgan & Co., Inc.
3.123% due 02/15/2012 (b)		$4,670	4,717
Kinder Morgan, Inc.
6.450% due 03/01/2003		1,000	1,012
Limestone Electron Trust
8.625% due 03/15/2003		2,500	2,227
Merrill Lynch & Co., Inc.
2.070% due 05/21/2004 (b)		6,710	6,710
MGM Mirage, Inc.
6.950% due 02/01/2005		180	184
Morgan Stanley TRACERS
4.869% due 09/15/2011 (b)		256	278
Pfizer, Inc.
0.800% due 03/18/2008	JY	637,000	5,308
Protective Life Funding Trust
2.210% due 01/17/2003 (b)		$1,200	1,201
Qwest Capital Funding, Inc.
7.250% due 02/15/2011		8	4
Salomon Smith Barney Holdings, Inc.
1.962% due 02/11/2003 (b)		400	400
Sprint Capital Corp.
5.875% due 05/01/2004		690	597
Verizon Global Funding Corp.
5.750% due 04/01/2003		3,090	3,127
Verizon Wireless, Inc.
2.286% due 12/17/2003 (b)		500	479
WorldCom, Inc.—WorldCom Group
7.500% due 05/15/2011 (c)		8	1

			84,640

Mortgage-Backed Securities 30.0%
Amortizing Residential Collateral Trust
2.073% due 09/25/2030 (b)		491	490
Bank of America Mortgage Securities, Inc.
6.500% due 05/25/2029		266	282
Bear Stearns Adjustable Rate Mortgage Trust
6.999% due 02/25/2031 (b)		1,666	1,697
6.128% due 12/25/2031 (b)		2,058	2,112
6.258% due 01/25/2032 (b)		6,562	6,647
Chase Mortgage Finance Corp.
6.550% due 08/25/2028		457	458
Citicorp Mortgage Securities, Inc.
6.500% due 07/25/2028-03/25/2029 (b)		522	531
CS First Boston Mortgage Securities Corp.
2.360% due 08/25/2033 (b)		5,600	5,600
Fannie Mae
4.653% due 07/01/2021 (b)		180	185
6.345% due 11/01/2022 (b)		337	346
6.218% due 01/01/2023 (b)		390	402
5.231% due 08/01/2023 (b)		567	583
6.676% due 12/01/2030 (b)		1,178	1,232
6.000% due 10/15/2032 (b)		15,800	16,225
5.500% due 10/21/2017-11/14/2032 (b)(d)		79,000	79,654
Freddie Mac
5.125% due 01/15/2012	EC	1,700	1,738
9.050% due 06/15/2019		$31	31
4.673% due 06/01/2022 (b)		855	879
5.821% due 08/01/2022 (b)		191	196
5.500% due 05/15/2012-11/14/2032 (d)		68,536	69,114
General Electric Capital Mortgage Services, Inc.
6.250% due 07/25/2029 (b)		500	514
Government National Mortgage Association
7.375% due 05/20/2022 (b)		27	28
6.625% due 11/20/2021-12/20/2025 (b)(d)		1,628	1,684
6.750% due 07/20/2022-08/20/2027 (b)(d)		4,474	4,613
5.375% due 05/20/2023-05/20/2028 (b)(d)		2,933	3,029
6.000% due 12/15/2028		82,000	84,870
4.250% due 04/20/2030-05/20/2030 (b)(d)		6,821	6,964
5.000% due 04/20/2030-05/20/2030 (b)(d)		2,679	2,752
6.500% due 10/23/2032 (b)		1,000	1,042
J.P. Morgan Chase Commercial Mortgage Finance Corp.
6.465% due 11/15/2035		10,100	11,375
Prudential Home Mortgage Securities
7.000% due 01/25/2008		3,198	3,194
6.800% due 05/25/2024		531	580
Residential Funding Mortgage Securities I
6.500% due 05/25/2029		1,452	1,477
1.000% due 09/25/2032		4,900	4,989
Residential Funding Mortgage Securities, Inc.
2.112% due 05/12/2032 (b)		4,455	4,462
Structured Asset Mortgage Investments, Inc.
6.523% due 06/25/2029 (b)		1,890	1,958
Structured Asset Securities Corp.
2.113% due 10/25/2027 (b)		1,901	1,900

40	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

	Principal Amount (000s)		Value (000s)

Washington Mutual Mortgage Securities Corp.
6.010% due 04/25/2031 (b)		$900	$915
Washington Mutual, Inc.
4.053% due 12/25/2040 (b)		1,564	1,585
Wells Fargo Mortgage-Backed Securities Trust
4.972% due 09/25/2032 (b)		5,900	5,986

			332,319

Municipal Bonds & Notes 0.1%
Chicago, Illinois Board of Education General Obligation Bonds, (FSA Insured), Series 2001
5.000% due 12/01/2031		300	307
Chicago, Illinois Water Revenue Bonds, (AMBAC Insured), Series 2001
5.000% due 11/01/2026		200	205
Louisville and Jefferson County, Kentucky Metro Sewer and Drain District Revenue Bonds, (MBIA Insured), Series 2001
5.000% due 05/15/2036		200	205
Maryland State Health and Education Facilities Authority Revenue Bonds, Series 2001
5.000% due 07/01/2041		300	307

			1,024

		Shares
Preferred Security 0.6%
DG Funding Trust
4.105% due 12/29/2049 (b)		640	6,592

	Principal Amount (000s)
U.S. Government Agencies 8.3%
Fannie Mae
4.250% due 10/25/2004		$800	811
Federal Home Loan Bank
6.750% due 12/20/2004		600	607
6.250% due 02/14/2006		500	508
5.665% due 03/22/2006		3,200	3,516
5.660% due 04/26/2006		1,200	1,319
4.375% due 08/15/2007		8,500	8,627
Freddie Mac
4.500% due 04/15/2005		7,000	7,088
5.750% due 09/15/2010	EC	1,600	1,712
4.750% due 01/15/2013		5,360	5,298
Resolution Funding Corp.
0.000% due 10/15/2020		$16,100	6,093
0.000% due 01/15/2021		29,000	10,828
Small Business Administration
6.640% due 02/01/2011		4,257	4,705
6.344% due 08/10/2011		5,903	6,425
5.980% due 11/01/2022		5,000	5,423
Tennessee Valley Authority
4.875% due 12/15/2016		16,050	17,258
5.880% due 04/01/2036		10,000	11,579

			91,797

U.S. Treasury Obligations 29.1%
Treasury Inflation Protected Securities (f)
3.625% due 01/15/2008		65,327	72,084
3.875% due 01/15/2009		2,416	2,717
3.625% due 04/15/2028		4,899	5,768
3.875% due 04/15/2029		3,615	4,449
U.S. Treasury Bonds
11.250% due 02/15/2015		24,400	41,329
8.125% due 08/15/2019		69,400	98,093
U.S. Treasury Notes
4.750% due 11/15/2008 (a)		52,000	56,155
5.500% due 05/15/2009 (a)		11,400	13,017
6.500% due 02/15/2010		23,500	28,367

			321,979

Total United States (Cost $891,356)			925,673

PURCHASED CALL OPTIONS 0.0%
U.S. Treasury Note November Futures (CBOT)
Strike @ 127.000 Exp. 11/23/2002		15,000	2
U.S. Treasury Notes (OTC)
5.500% due 05/15/2009
Strike @ 126.000 Exp. 12/02/2002		150,000	0

Total Purchased Call Options (Cost $26)			2

PURCHASED PUT OPTIONS 0.0%
Euribor December Futures (OTC)
Strike @ 92.000 Exp. 12/03/2002		EC 101,000	0
Eurodollar December Futures (CME)
Strike @ 96.000 Exp. 12/16/2002		$542,000	7
Fannie Mae (OTC)
5.500% due 12/12/2032
Strike @ 88.880 Exp. 12/05/2002		94,800	6
Government National Mortgage Association (OTC)
6.000% due 12/19/2032
Strike @ 91.910 Exp. 12/12/2002		83,000	6
Japanese Government Bond December Futures (OTC)
Strike @ 120.000 Exp. 12/03/2002	JY	17,320,000	6
Kingdom of Spain (OTC)
5.150% due 07/30/2009
Strike @ 89.500 Exp. 10/03/2002	EC	28,430	0
Republic of France (OTC)
5.250% due 04/25/2008
Strike @ 93.000 Exp. 10/03/2002		85,320	0
Republic of Germany (OTC)
4.500% due 08/18/2006
Strike @ 90.500 Exp. 10/03/2002		171,175	0
Republic of Germany (OTC)
6.000% due 12/31/2002
Strike @ 100.000 Exp. 10/03/2002		36,600	4
Republic of Germany (OTC)
6.000% due 01/05/2006
Strike @ 96.000 Exp. 10/03/2002		116,000	0
Republic of Germany (OTC)
6.000% due 07/04/2007
Strike @ 98.000 Exp. 12/03/2002		226,900	0
Republic of Germany (OTC)
6.250% due 04/26/2006
Strike @ 98.000 Exp. 10/03/2002		69,400	0
Republic of Italy (OTC)
4.500% due 05/01/2009
Strike @ 86.000 Exp. 10/03/2002		47,400	0
U.S. Treasury Note November Futures (CBOT)
Strike @ 94.000 Exp. 11/23/2002		216,300	34

Total Purchased Put Options (Cost $163)			63

SHORT-TERM INSTRUMENTS 12.0%
Commercial Paper 6.0%
Fannie Mae
1.860% due 10/01/2002		$5,000	5,000
1.730% due 11/29/2002 (e)		255	254
Federal Home Loan Bank
1.658% due 10/23/2002		4,000	3,996
Freddie Mac
1.700% due 10/31/2002 (e)		275	275
HBOS Treasury Services PLC
1.770% due 11/20/2002		1,800	1,799
Pfizer, Inc.
1.730% due 10/21/2002		14,500	14,486
1.720% due 10/22/2002		25,000	24,975
1.730% due 10/28/2002		14,500	14,481
Westpac Trust Securities NZ Ltd.
1.755% due 12/05/2002		1,300	1,299

			66,565

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	41

Schedule of Investments (Cont.)
Foreign Bond Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

Repurchase Agreement 0.4%
State Street Bank
1.550% due 10/01/2002	$3,790	$3,790

(Dated 09/30/2002. Collateralized by Fannie Mae 2.430% due 08/20/2004 valued at $3,868. Repurchase proceeds are $3,790.)
U.S. Treasury Bills 5.6%
1.602% due 11/14/2002-11/29/2002 (d)(e)	61,985	61,829

Total Short-Term Instruments (Cost $132,184)		132,184

Total Investments 181.0% (Cost $1,893,991)		$2,002,223
Written Options (g) (1.6%) (Premiums $7,712)		(17,399)
Other Assets and Liabilities (Net) (79.4%)		(878,528)

Net Assets 100.0%		$1,106,296

Notes to Schedule of Investments (amounts in thousands):

(a) Security, or portion thereof, subject to financing transaction.

(b) Variable rate security. The rate listed is as of September 30, 2002.

(c) Security is in default.

(d) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(e) Securities with an aggregate market value of $16,225 have been segregated with the custodian to cover margin requirements for the following open futures contracts at September 30, 2002:

Type	# of Contracts	Unrealized Appreciation/ (Depreciation)

Euro-Bobl 5 Year Note (12/2002)	2,329	$4,577
EuroBond 10 Year Note (12/2002)	366	982
Euribor Options March Futures (03/2003)	25	0
Government of Japan 10 Year Note (12/2002)	193	(48)
U.S. Treasury 2 Year Note (12/2002)	103	(160)
U.S. Treasury 5 Year Note (12/2002)	36	64
U.S. Treasury 10 Year Note (12/2002)	1,553	5,547
U.S. Treasury 30 Year Bond (12/2002)	463	1,763
Eurodollar September Futures (09/2003)	284	426

		$13,151

(f) Principal amount of security is adjusted for inflation.

(g) Premiums received on written options:

Type	# of Contracts	Premium	Value

Call—OTC 3 Month LIBOR Interest Rate Swap
Strike @ 5.970 Exp. 10/04/2004	700,000	$23	$64
Put—OTC 3 Month LIBOR Interest Rate Swap
Strike @ 5.970 Exp. 10/04/2004	700,000	31	18
Call—OTC 3 Month LIBOR Interest Rate Swap
Strike @ 5.175 Exp. 10/04/2004	84,000,000	2,493	4,963
Call—OTC 3 Month LIBOR Interest Rate Swap
Strike @ 5.130 Exp. 11/10/2003	2,100,000	32	135
Call—OTC 3 Month LIBOR Interest Rate Swap
Strike @ 6.000 Exp. 10/20/2003	18,800,000	874	2,183
Put—OTC 3 Month LIBOR Interest Rate Swap
Strike @ 6.000 Exp. 10/20/2003	18,800,000	874	322
Put—OTC 3 Month LIBOR Interest Rate Swap
Strike @ 6.130 Exp. 11/10/2003	2,100,000	89	35
Call—OTC 3 Month LIBOR Interest Rate Swap
Strike @ 5.650 Exp. 11/19/2003	30,700,000	1,042	2,862
Call—OTC 3 Month LIBOR Interest Rate Swap
Strike @ 5.500 Exp. 01/07/2005	51,200,000	1,130	3,545
Call—OTC 3 Month LIBOR Interest Rate Swap
Strike @ 5.480 Exp. 04/03/2006	10,000,000	297	852
Put—OTC 3 Month LIBOR Interest Rate Swap
Strike @ 7.000 Exp. 01/07/2005	2,500,000	60	43
Call—OTC 3 Month LIBOR Interest Rate Swap
Strike @ 4.375 Exp. 12/15/2006	2,900,000	38	79
Call—OTC 3 Month LIBOR Interest Rate Swap
Strike @ 5.300 Exp. 12/11/2002	4,300,000	69	348
Call—OTC 3 Month LIBOR Interest Rate Swap
Strike @ 3.500 Exp. 03/24/2003	49,240,000	384	253
Call—CBOT U.S. Treasury Note December Futures
Strike @ 108.000 Exp. 11/23/2002	144	184	1,154
Call—CBOT U.S. Treasury Note December Futures
Strike @ 111.000 Exp. 11/23/2002	104	92	543

		$7,712	$17,399

(h) Foreign forward currency contracts outstanding at September 30, 2002:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation/ (Depreciation)

Sell	A$	1,115	10/2002	$9
Buy		896	11/2002	(2)
Buy	BP	1,615	10/2002	15
Sell		13,760	10/2002	(533)
Buy	C$	4,115	10/2002	(107)
Sell		5,775	10/2002	28
Sell	DK	62,831	12/2002	(122)
Buy	EC	1,817	11/2002	18
Sell		316,112	11/2002	(2,011)
Buy	H$	45,306	10/2002	(1)
Buy	JY	747,435	12/2002	17
Sell		4,189,600	12/2002	894
Sell	N$	6,872	10/2002	0
Buy	SK	2,509	12/2002	5
Sell		90,622	12/2002	(163)

				$(1,953)

(i) Principal amount denoted in indicated currency:

A$—Australian Dollar
BF—Belgian Franc
BP—British Pound
C$—Canadian Dollar
DK—Danish Krone
EC—Euro
H$—Hong Kong Dollar
JY—Japanese Yen
N$—New Zealand Dollar
SK—Swedish Krona

42	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

(j) Swap agreements outstanding at September 30, 2002:

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Broker: Morgan Stanley Exp. 03/15/2032	EC 15,800	$342
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 5.500%.
Broker: Lehman Brothers, Inc. Exp. 12/15/2031	8,000	(459)
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 5.500%.
Broker: Morgan Stanley Exp. 12/15/2031	20,300	(1,508)
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 6.000%.
Broker: J.P. Morgan Chase & Co. Exp. 03/15/2031	4,000	(619)
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Broker: J.P. Morgan Chase & Co. Exp. 03/15/2032	49,500	1,009
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 5.000%.
Broker: CITIBANK N.A., London Exp. 06/17/2012	89,700	(4,626)
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 6.000%.
Broker: Morgan Stanley Exp. 03/15/2031	14,100	(2,040)
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Broker: J.P. Morgan Chase & Co. Exp. 03/15/2017	21,600	263
Receive a fixed rate equal to 5.500% and pay floating rate based on 6-month BP-LIBOR.
Broker: Morgan Stanley Exp. 03/15/2008	BP 5,500	389
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Broker: Morgan Stanley Exp. 03/15/2032	10,500	(448)
Receive a fixed rate equal to 5.500% and pay floating rate based on 6-month BP-LIBOR.
Broker: Goldman Sachs Exp. 03/15/2008	6,100	433
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Broker: J.P. Morgan Chase & Co. Exp. 03/15/2032	28,600	(590)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Broker: J.P. Morgan Chase & Co. Exp. 03/15/2017	13,400	(104)
Receive a fixed rate equal to 5.250% and pay floating rate based on 6-month BP-LIBOR.
Broker: Morgan Stanley Exp. 03/15/2004	3,900	146
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.500%.
Broker: Morgan Stanley Exp. 03/15/2016	25,900	(403)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.500%.
Broker: Lehman Brothers, Inc. Exp. 03/15/2016	30,200	(360)
Receive a fixed rate equal to 6.949% and pay floating rate based on 6-month BP-LIBOR.
Broker: Merrill Lynch Exp. 08/06/2003	4,500	180
Receive floating rate based on 3-month H$-HIBOR and pay a fixed rate equal to 5.550%.
Broker: Goldman Sachs Exp. 03/16/2006	H$ 86,600	(867)
Receive floating rate based on 3-month H$-HIBOR and pay a fixed rate equal to 5.906%.
Broker: Goldman Sachs Exp. 07/11/2006	427,000	(5,494)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 0.660%.
Broker: UBS—Warburg Exp. 06/17/2007	JY 6,240,000	(755)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 2.020%.
Broker: Goldman Sachs Exp. 05/18/2010	1,776,000	(1,384)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 1.300%.
Broker: Goldman Sachs Exp. 09/21/2011	2,820,000	(626)
Receive a fixed rate equal to 5.710% and pay floating rate based on 3-month LIBOR.
Broker: Goldman Sachs Exp. 07/11/2006	53,700	5,509

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	43

Schedule of Investments (Cont.)
Foreign Bond Fund
September 30, 2002 (Unaudited)

Receive a fixed rate equal to 5.440% and pay floating rate based on 3-month LIBOR.
Broker: Goldman Sachs Exp. 03/19/2006	$11,100	$917
Receive floating rate based on 1-month LIBOR less 0.250% and pay total return on Lehman Brothers Intermediate Government Bond Index.
Broker: Lehman Brothers, Inc. Exp. 10/01/2002	51,300	0
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Broker: Bank of America Exp. 12/18/2012	39,700	(119)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Broker: Bank of America Exp. 12/18/2022	138,700	(16,889)
Receive a fixed rate equal to 6.000% and pay floating rate based on 3-month LIBOR.
Broker: UBS—Warburg Exp. 12/18/2004	12,300	335
Receive a fixed rate equal to 3.000% and pay floating rate based on 3-month LIBOR.
Broker: Bank of America Exp. 06/18/2004	8,800	52
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Broker: Lehman Brothers, Inc. Exp. 12/18/2012	15,200	(70)
Receive a fixed rate equal to 0.460% and the Fund will pay to the counterparty at par in the event of default of Vodafone Group PLC 7.750% due 02/15/2010.
Broker: Lehman Brothers, Inc. Exp. 09/10/2003	6,700	(58)
Receive a fixed rate equal to 1.160% and the Fund will pay to the counterparty at par in the event of default of United Mexican States 9.750% due 04/06/2005.
Broker: J.P. Morgan Chase & Co. Exp. 12/17/2002	3,200	6
Receive a fixed rate equal to 1.080% and the Fund will pay to the counterparty at par in the event of default of United Mexican States 9.750% due 04/06/2006.
Broker: J.P. Morgan Chase & Co. Exp. 12/18/2002	2,400	4
Receive a fixed rate equal to 7.100% and the Fund will pay to the counterparty at par in the event of default of Federative Republic of Brazil 11.125% due 09/30/2004.
Broker: J.P. Morgan Chase & Co. Exp. 02/14/2004	5,400	(2,130)
Pay a fixed rate equal to 3.600% and the Fund will receive from the counterparty at par in the event of default of Federative Republic of Brazil 11.125% due 09/30/2004.
Broker: J.P. Morgan Chase & Co. Exp. 02/14/2003	5,400	853
Receive a fixed rate equal to 1.080% and the Fund will pay to the counterparty at par in the event of default of United Mexican States 9.750% due 04/06/2005.
Broker: J.P. Morgan Chase & Co. Exp. 12/18/2002	200	0
Receive a fixed rate equal to 1.550% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 2.750% due 07/17/2016.
Broker: J.P. Morgan Chase & Co. Exp. 03/21/2003	6,100	(5)
Receive a fixed rate equal to 7.100% and the Fund will pay to the counterparty at par in the event of default of Federative Republic of Brazil 8.000% due 04/15/2014.
Broker: J.P. Morgan Chase & Co. Exp. 02/14/2004	400	(79)
Pay a fixed rate equal to 3.600% and the Fund will receive from the counterparty at par in the event of default of Federative Republic of Brazil 8.000% due 04/15/2014.
Broker: J.P. Morgan Chase & Co. Exp. 02/14/2003	400	26

		$(29,169)

Type	Fixed Spread (%)	Notional Amount	Unrealized (Depreciation)

Receive a fixed spread and pay the 5-year Swap Spread. The 5-year Swap Spread is the difference between the 5-year Swap Rate and the 5-year Treasury Rate.
Broker: Morgan Stanley Exp. 11/15/2002	0.516	$195,900	$(2,220)
Receive a fixed spread and pay the 5-year Swap Spread. The 5-year Swap Spread is the difference between the 5-year Swap Rate and the 5-year Treasury Rate.
Broker: Bank of America Exp. 11/15/2002	0.655	37,600	(261)
Receive a fixed spread and pay the 5-year Swap Spread. The 5-year Swap Spread is the difference between the 5-year Swap Rate and the 5-year Treasury Rate.
Broker: Morgan Stanley Exp. 11/15/2002	0.560	103,700	(751)

			$(3,232)

44	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

(k) Short sales open at September 30, 2002 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

Republic of Venezuela	2.875	12/18/2007	$5,500	$4,152	$4,337
U.S. Treasury Notes	5.625	05/15/2008	33,200	37,947	36,937
U.S. Treasury Notes	4.750	11/15/2008	52,000	56,154	55,932
U.S. Treasury Notes	5.500	05/15/2009	174,000	198,686	193,214
U.S. Treasury Notes	5.000	08/15/2011	32,600	36,215	35,690
U.S. Treasury Notes	3.500	11/15/2006	47,900	49,951	49,428
U.S. Treasury Notes	4.875	02/15/2012	3,300	3,637	3,561
U.S. Treasury Notes	4.375	05/15/2007	83,200	89,827	87,881
U.S. Treasury Notes	6.000	08/15/2009	6,000	7,027	6,933

				$483,596	$473,913

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	45

Schedule of Investments
Global Bond Fund II
September 30, 2002 (Unaudited)

	Principal Amount (000s)		Value (000s)

AUSTRALIA (i)(j) 2.6%
Asian Development Bank
5.375% due 09/15/2003	A$	600	$326
5.250% due 09/15/2004		600	328
Crusade Global Trust
2.230% due 02/15/2030 (a)		$695	696
Homeside Mortgage Securities Trust
2.580% due 01/20/2027 (a)		161	161
Medallion Trust
2.210% due 07/12/2031 (a)		513	514
Superannuation Members Home Loans Global Fund
2.141% due 06/15/2026 (a)		240	240
Torrens Trust
2.040% due 07/15/2031 (a)		220	221

Total Australia (Cost $2,584)			2,486

BELGIUM (i)(j) 1.8%
Kingdom of Belgium
7.000% due 11/21/2004	BF	5,800	153
6.250% due 03/28/2007	EC	500	545
7.500% due 07/29/2008		900	1,051

Total Belgium (Cost $1,636)			1,749

CANADA (i)(j) 0.6%
Commonwealth of Canada
5.500% due 06/01/2010	C$	800	529

Total Canada (Cost $533)			529

CAYMAN ISLANDS (i)(j) 0.7%
International Credit Recovery-Japan
0.470% due 08/25/2005 (a)	JY	7,308	60
MBNA Master Credit Card Trust
3.478% due 05/19/2004 (a)	EC	280	277
Redwood Capital II Ltd.
5.018% due 01/01/2004 (a)		$300	299
SHL Corp. Ltd.
0.768% due 12/25/2024 (a)	JY	4,742	39

Total Cayman Islands (Cost $701)			675

DENMARK (i)(j) 0.7%
Nykredit
6.000% due 10/01/2029	DK	3,868	517
Unikredit Realkredit
6.000% due 07/01/2029		967	130

Total Denmark (Cost $528)			647

FRANCE (i)(j) 4.6%
Axa SA
3.750% due 01/01/2017	EC	50	44
Compagnie Financiere de CIC-UE
3.173% due 10/29/2049 (a)		$300	297
France Telecom SA
0.466% due 06/19/2003 (a)	JY	100,000	797
Republic of France
4.000% due 04/25/2009 (b)	EC	1,170	1,157
4.000% due 10/25/2009		2,260	2,226

Total France (Cost $3,998)			4,521

GERMANY (i)(j) 49.1%
Commerzbank AG
3.842% due 10/25/2032 (a)	EC	800	794
Depfa Pfandbriefbank
4.750% due 07/15/2008		130	133
5.750% due 03/04/2009		130	140
Landesbank Baden-Wuerttemberg AG
5.500% due 04/02/2007		90	95
Landesbank NRW
4.750% due 09/28/2007		190	195
Landesbank Rheinland-Pfalz
4.750% due 04/04/2008		210	215
Republic of Germany
6.500% due 10/14/2005 (b)		16,200	17,458
6.000% due 01/05/2006 (b)		2,600	2,776
6.250% due 04/26/2006 (b)		5,000	5,403
4.500% due 08/18/2006 (a)(b)		3,600	3,691
6.000% due 07/04/2007 (b)		2,000	2,183
5.250% due 01/04/2011 (b)		3,000	3,183
6.500% due 07/04/2027 (b)		5,000	6,036
5.625% due 01/04/2028 (b)		1,000	1,087
6.250% due 01/04/2030 (b)		2,000	2,373
5.500% due 01/04/2031 (b)		1,500	1,624

Total Germany (Cost $43,408)			47,386

GREECE (i)(j) 0.1%
Hellenic Republic
5.580% due 06/17/2003 (a)	EC	22	22
5.240% due 10/23/2003 (a)		99	98

Total Greece (Cost $156)			120

IRELAND (i)(j) 0.6%
Diageo Enterprises PLC
3.358% due 12/19/2002 (a)	EC	600	592

Total Ireland (Cost $537)			592

ITALY (i)(j) 6.0%
Findomestic Securitisation Vehicle SRL
3.608% due 12/20/2008 (a)	EC	900	891
First Italian Auto Transaction
3.730% due 07/01/2008 (a)		1,090	1,071
Republic of Italy
4.750% due 07/01/2005 (b)		1,680	1,722
7.750% due 11/01/2006 (b)		700	798
4.500% due 05/01/2009 (b)		1,280	1,297

Total Italy (Cost $4,964)			5,779

MEXICO (i)(j) 0.8%
Bancomext Trust
8.000% due 08/05/2003		$70	73
Petroleos Mexicanos
8.850% due 09/15/2007		140	151
9.375% due 12/02/2008		190	205
United Mexican States
10.375% due 01/29/2003	DM	200	103
United Mexican States—8BR
4.000% due 03/11/2004	JY	13,000	110
United Mexican States—8RG
4.000% due 03/11/2004		7,000	60

Total Mexico (Cost $694)			702

46	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

	Principal Amount (000s)		Value (000s)

NETHERLANDS (i)(j) 1.3%
Deutsche Telekom International Finance BV
7.750% due 06/15/2005		$200	$215
8.250% due 06/15/2030		200	219
Kingdom of Netherlands
6.000% due 01/15/2006	EC	800	853

Total Netherlands (Cost $1,190)			1,287

NEW ZEALAND (i)(j) 0.2%
Commonwealth of New Zealand
4.500% due 02/15/2016	N$	430	237

Total New Zealand (Cost $239)			237

PANAMA 0.6%
Republic of Panama
9.375% due 07/23/2012		$300	291
4.750% due 07/17/2014		311	252

Total Panama (Cost $573)			543

PERU 0.9%
Republic of Peru
9.125% due 02/21/2012		$200	163
4.000% due 03/07/2017		250	150
4.500% due 03/07/2017		294	198
Republic of Peru—REGS
9.125% due 02/21/2012		400	327

Total Peru (Cost $958)			838

SPAIN (i)(j) 5.7%
Hipotebansa Mortgage Securitization Fund
3.496% due 01/18/2018 (a)	EC	271	269
3.506% due 07/18/2022 (a)	SP	638	629
Kingdom of Spain
4.950% due 07/30/2005	EC	1,620	1,670
5.150% due 07/30/2009 (a)		1,990	2,087
5.350% due 10/31/2011 (b)		800	845

Total Spain (Cost $4,872)			5,500

SUPRANATIONAL (i)(j) 1.6%
Eurofima
4.750% due 07/07/2004	SK	7,200	777
European Investment Bank
6.000% due 05/07/2003	BP	250	398
8.000% due 06/10/2003		250	404

Total Supranational (Cost $1,544)			1,579

SWEDEN (i)(j) 0.3%
Kingdom of Sweden
5.000% due 01/28/2009	SK	2,300	252

Total Sweden (Cost $227)			252

UNITED KINGDOM (i)(j) 10.7%
Abbey National Treasury Service PLC
7.625% due 12/30/2002	BP	280	444
Bauhaus Securities Ltd.
3.712% due 10/30/2052 (a)	EC	734	725
British Telecom PLC
3.121% due 12/15/2003 (a)		$1,200	1,198
Core
2.185% due 03/17/2009 (a)		207	206
Haus Ltd.
3.612% due 12/14/2037 (a)	EC	1,402	1,389
Lloyds TSB Bank PLC
5.625% due 07/15/2049 (a)		590	593
Originated Mortgage Loans PLC
3.893% due 12/15/2031 (a)		50	49
United Kingdom Gilt
7.500% due 12/07/2006	BP	250	444
7.250% due 12/07/2007 (b)		3,000	5,383

Total United Kingdom (Cost $10,138)			10,431

UNITED STATES (i)(j) 97.6%
Asset-Backed Securities 8.5%
AFC Home Equity Loan Trust
2.120% due 12/22/2027 (a)		$157	156
AMRESCO Residential Securities Mortgage Loan Trust
2.306% due 06/25/2029 (a)		171	172
Bayview Financial Acquisition Trust
2.200% due 11/25/2030 (a)		800	802
Bear Stearns Asset-Backed Securities, Inc.
2.170% due 10/25/2032 (a)		93	92
CDC Mortgage Capital Trust
2.180% due 01/10/2032 (a)		642	639
2.100% due 08/25/2032 (a)		98	98
Citibank Credit Card Master Trust
4.875% due 04/07/2005	DM	800	416
Conseco Finance Securitizations Corp.
2.193% due 10/15/2031 (a)(c)		$201	200
Countrywide Asset-Backed Certificates
2.100% due 08/25/2032 (a)		989	982
CS First Boston Mortgage Securities Corp.
2.083% due 12/15/2030 (a)		298	297
2.288% due 10/25/2032 (a)		380	381
First Alliance Mortgage Loan Trust
2.050% due 12/20/2027 (a)		290	290
First Franklin Mortgage Loan Trust Asset-Backed Certificates
2.160% due 09/25/2032 (a)		300	300
Irwin Home Equity Loan Trust
1.980% due 11/25/2011 (a)		3	3
MLCC Mortgage Investors, Inc.
2.203% due 03/15/2025 (a)		255	255
Providian Gateway Master Trust
2.043% due 03/15/2007 (a)		1,600	1,601
Providian Home Equity Loan Trust
2.130% due 06/25/2025 (a)		226	226
Residential Asset Securities Corp.
2.086% due 07/25/2032 (a)		888	882
Residential Funding Mortgage Securities II, Inc.
2.000% due 08/25/2014 (a)		376	376
Salomon Brothers Mortgage Securities VII, Inc.
2.243% due 11/15/2029 (a)		35	35

			8,203

Convertible Bonds & Notes 0.5%
Verizon Global Funding Corp.
5.750% due 04/01/2003		190	192
Verizon Global Funding Corp.—REGS
5.750% due 04/01/2003		300	302

			494

Corporate Bonds & Notes 7.7%
Ahold Finance USA, Inc.
6.875% due 05/01/2029		100	96
AOL Time Warner, Inc.
5.625% due 05/01/2005		600	572
AT&T Corp.
4.852% due 11/21/2003 (a)	EC	1,100	1,041
CIT Group, Inc.
2.462% due 04/07/2003 (a)		$50	50
5.625% due 05/17/2004		420	430

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	47

Schedule of Investments (Cont.)
Global Bond Fund II
September 30, 2002 (Unaudited)

	Principal Amount (000s)		Value (000s)

El Paso Corp.
7.125% due 05/06/2009	EC	300	242
Ford Motor Credit Co.
1.000% due 12/22/2003 (a)	JY	14,000	113
5.750% due 02/23/2004		$150	150
3.726% due 10/25/2004 (a)		400	382
General Electric Finance Assurance
1.600% due 06/20/2011	JY	90,000	723
General Motors Acceptance Corp.
2.250% due 08/04/2003 (a)		$300	296
2.200% due 08/18/2003 (a)		340	335
J.P. Morgan & Co., Inc.
3.123% due 02/15/2012 (a)		100	101
Kinder Morgan, Inc.
6.450% due 03/01/2003		400	405
Limestone Electron Trust
8.625% due 03/15/2003		500	445
MGM Mirage, Inc.
6.950% due 02/01/2005		10	10
Norfolk Southern Corp.
2.621% due 02/28/2005 (a)		300	300
Pfizer, Inc.
0.800% due 03/18/2008	JY	69,000	575
Salomon Smith Barney Holdings, Inc.
4.720% due 10/21/2002 (a)	BP	200	315
Sprint Capital Corp.
5.875% due 05/01/2004		$50	43
Walt Disney Co.
3.900% due 09/15/2003		800	801

			7,425

Mortgage-Backed Securities 31.1%
Chase Mortgage Finance Corp.
6.550% due 08/25/2028		101	101
Citicorp Mortgage Securities, Inc.
6.500% due 07/25/2028-03/25/2029 (a)(d)		65	66
Fannie Mae
6.000% due 10/15/2032 (a)		2,600	2,670
5.500% due 10/21/2017-11/14/2032 (a)(d)		$6,000	6,095
Freddie Mac
5.125% due 01/15/2012	EC	300	307
4.750% due 01/15/2013		720	712
5.500% due 11/14/2032 (a)		$5,300	5,343
GMAC Commercial Mortgage Securities, Inc
3.970% due 09/11/2006 (a)		500	480
Government National Mortgage Association
6.750% due 07/20/2022-07/20/2025 (a)(d)		579	597
7.750% due 09/20/2025-09/20/2026 (a)(d)		24	25
6.630% due 11/20/2021-11/20/2026 (a)(d)		199	206
7.625% due 12/20/2025-12/20/2026 (a)(d)		124	128
5.380% due 05/20/2028 (a)		93	96
6.000% due 08/15/2028-12/15/2028 (d)		5,539	5,732
5.250% due 01/20/2030 (a)		386	395
2.423% due 02/16/2030 (a)		624	631
2.473% due 02/16/2030 (a)		723	732
5.000% due 04/20/2030-05/20/2030 (a)(d)		838	860
4.250% due 06/20/2030 (a)		559	570
6.500% due 10/23/2032 (a)		500	521
J.P. Morgan Chase Commercial Mortgage Finance Corp.
6.465% due 11/15/2035		600	676
Puma Finance Ltd.
2.220% due 04/15/2031 (a)(e)		115	116
Residential Accredit Loans, Inc.
7.500% due 11/25/2029		163	164
Residential Funding Mortgage Securities I
5.691% due 09/25/2032 (a)		300	305
Residential Funding Mortgage Securities I, Inc.
6.250% due 02/25/2032		151	152
Residential Funding Mortgage Securities, Inc.
2.285% due 05/12/2032 (a)		781	782
Structured Asset Mortgage Investments, Inc.
6.534% due 06/25/2029 (a)		132	136
Washington Mutual Mortgage Securities Corp.
6.010% due 04/25/2031 (a)		$138	$141
5.240% due 10/25/2032 (a)		692	707
Wells Fargo Mortgage-Backed Securities Trust
4.972% due 09/25/2032 (a)		500	507

			29,953

Municipal Bonds & Notes 0.2%
Chicago, Illinois Water Revenue Bonds, (AMBAC Insured), Series 2001
5.000% due 11/01/2026		100	103
Louisville and Jefferson County, Kentucky Metro Sewer and Drain District Revenue Bonds, (MBIA Insured), Series 2001
5.000% due 05/15/2036		100	103

			206

	Shares
Preferred Security 0.8%
DG Funding Trust
4.105% due 12/29/2049 (a)		70	721

	Principal Amount (000s)
U. S. Government Agencies 8.8%
Fannie Mae
3.810% due 04/30/2004		$900	911
4.250% due 10/25/2004		900	912
Federal Home Loan Bank
4.375% due 08/15/2007		900	913
Freddie Mac
4.500% due 04/15/2005		1,000	1,013
Resolution Funding Corp.
0.000% due 10/15/2020		1,500	568
0.000% due 01/15/2021		5,300	1,979
Small Business Administration
6.640% due 02/01/2011		581	642
Tennessee Valley Authority
4.875% due 12/15/2016		400	430
5.880% due 04/01/2036		1,000	1,158

			8,526

U.S. Treasury Obligations 40.0%
Treasury Inflation Protected Securities (g)
3.375% due 01/15/2007 (f)		455	495
3.625% due 01/15/2008 (b)		4,348	4,797
3.875% due 04/15/2029		329	404
U.S. Treasury Bonds
11.250% due 02/15/2015		700	1,186
7.500% due 11/15/2016 (b)		2,400	3,183
8.875% due 08/15/2017		1,400	2,076
8.125% due 08/15/2019 (b)		6,600	9,329
8.125% due 08/15/2021		200	286
6.250% due 08/15/2023 (b)		5,600	6,680
6.625% due 02/15/2027		300	377
U.S. Treasury Notes
5.500% due 05/15/2009 (b)		700	799
6.000% due 08/15/2009		600	703
6.500% due 02/15/2010 (b)		6,800	8,208

			38,523

Total United States (Cost $89,904)			94,051

PURCHASED PUT OPTIONS 0.0%
Euribor June Futures (OTC)
Strike @ 93.500 Exp. 12/02/2002	EC	80,000	1
Eurodollar December Futures (CME)
Strike @ 95.750 Exp. 12/16/2002		$134,000	0

48	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

	Principal Amount (000s)		Value (000s)

Freddie Mac (OTC)
6.500% due 12/12/2032
Strike @ 87.656 Exp. 12/05/2002		$5,300	$0
Government National Mortgage Association (OTC)
6.000% due 12/19/2032
Strike @ 94.313 Exp. 12/12/2002		5,500	0
Japanese Government Bond December Futures (OTC)
Strike @ 125.000 Exp. 12/03/2002	JY	1,300,000	1
Republic of Germany (OTC)
6.000% due 01/05/2006
Strike @ 95.000 Exp. 10/03/2002	EC	2,000	0
Republic of Germany (OTC)
6.000% due 01/05/2006
Strike @ 96.000 Exp. 10/03/2002		12,000	0
Republic of Germany (OTC)
6.000% due 07/04/2007
Strike @ 98.000 Exp. 12/03/2002		17,600	0
Republic of Germany (OTC)
6.500% due 10/14/2005
Strike @ 98.000 Exp. 10/03/2002		16,500	0
U.S. Treasury Bond November Futures (CBOT)
Strike @ 92.000 Exp. 11/23/2002		$10,600	2
U.S. Treasury Note November Futures (CBOT)
Strike @ 94.000 Exp. 11/23/2002		35,000	6

Total Purchased Put Options (Cost $19)			10

SHORT-TERM INSTRUMENTS 8.0%
Commercial Paper 0.1%
Fannie Mae
1.730% due 12/05/2002 (f)		$35	35
Freddie Mac
1.700% due 10/31/2002 (f)		30	30

			65

Repurchase Agreement 2.4%
State Street Bank
1.550% due 10/01/2002		2,283	2,283

(Dated 09/30/2002. Collateralized by Fannie Mae 2.700% due 09/06/2004 valued at $2,333 Repurchase proceeds are $2,283.)
U.S. Treasury Bills 5.5%
1.604% due 11/14/2002-11/29/2002 (d)(f)		5,335	5,321

Total Short-Term Instruments (Cost $7,669)			7,669

Total Investments 194.5% (Cost $177,072)			$187,583
Written Options (h) (1.7%)			(1,663)
(Premiums $776)
Other Assets and Liabilities (Net) (92.8%)			(89,507)

Net Assets 100.0%			$96,413

Notes to Schedule of Investments (amounts in thousands):

(a) Variable rate security. The rate listed is as of September 30, 2002.

(b) Security, or portion thereof, subject to financing transaction.

(c) Security is in default.

(d) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(e) Restricted security.

(f) Securities with an aggregate market value of $1,144 have been segregated with the custodian to cover margin requirements for the following open futures contracts at September 30, 2002:

Type	# of Contracts	Unrealized Appreciation/ (Depreciation)

Euro-Bobl 5 Year Note (12/2002)	133	$191
EuroBond 10 Year Note (12/2002)	24	(35)
Euribor September Futures (09/2003)	7	(10)
Government of Japan 10 Year Note (12/2002)	14	(9)
U.S. Treasury 10 Year Note (12/2002)	129	363

		$500

(g) Principal amount of security is adjusted for inflation.

(h) Premiums received on written options:

Type	# of Contracts	Premium	Value

Call—OTC 3 Month LIBOR Interest Rate Swap
Strike @ 5.175 Exp. 10/04/2004	8,000,000	$248	$474
Call—OTC 3 Month LIBOR Interest Rate Swap
Strike @ 6.000 Exp. 10/20/2003	2,200,000	102	255
Put—OTC 3 Month LIBOR Interest Rate Swap
Strike @ 6.000 Exp. 10/20/2003	2,200,000	102	38
Call—OTC 3 Month LIBOR Interest Rate Swap
Strike @ 5.650 Exp. 11/19/2003	3,200,000	109	298
Call—OTC 3 Month LIBOR Interest Rate Swap
Strike @ 5.500 Exp. 01/07/2005	5,200,000	114	360
Call—OTC 3 Month LIBOR Interest Rate Swap
Strike @ 5.480 Exp. 04/03/2006	1,000,000	30	85
Call—OTC 3 Month LIBOR Interest Rate Swap
Strike @ 3.500 Exp. 03/24/2003	6,495,000	51	33
Call—CBOT U.S. Treasury Note December Futures
Strike @ 108.000 Exp. 11/23/2002	15	20	120

		$776	$1,663

(i) Foreign forward currency contracts outstanding at September 30, 2002:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation/ (Depreciation)

Sell	A$	1,103	10/2002	$9
Sell		268	11/2002	0
Buy	BP	100	10/2002	0
Sell		1,319	10/2002	(51)
Sell	C$	747	10/2002	5
Sell	DK	6,896	12/2002	(13)
Buy	EC	530	11/2002	5
Sell		27,290	11/2002	(165)
Buy	H$	5,088	10/2002	0
Buy	JY	38,268	12/2002	0
Sell		433,021	12/2002	112
Sell	N$	664	10/2002	0
Sell	SK	10,307	12/2002	(19)

				$(117)

(j) Principal amount denoted in indicated currency:

A$—Australian Dollar
BP—British Pound
C$—Canadian Dollar
DK—Danish Krone
EC—Euro
H$—Hong Kong Dollar
JY—Japanese Yen
N$—New Zealand Dollar
SP—Spanish Peseta
SK—Swedish Krona

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	49

Schedule of Investments (Cont.)
Global Bond Fund II
September 30, 2002 (Unaudited)

(k) Swap agreements outstanding at September 30, 2002:

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 4.500% and pay floating rate based on 6-month EC-LIBOR.
Broker: Merrill Lynch Exp. 03/19/2004	EC 5,000	$9
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 4.500%.
Broker: Merrill Lynch Exp. 09/19/2003	5,000	(9)
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Broker: Morgan Stanley Exp. 03/15/2032	1,400	30
Receive a fixed rate equal to 4.500% and pay floating rate based on 6-month EC-LIBOR.
Broker: Merrill Lynch Exp. 03/19/2004	5,000	52
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 5.500%.
Broker: Morgan Stanley Exp. 12/15/2031	2,900	(220)
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Broker: J.P. Morgan Chase & Co. Exp. 03/15/2032	3,800	106
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 5.000%.
Broker: CITIBANK N.A., London Exp. 06/17/2012	3,700	(172)
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 6.000%.
Broker: Morgan Stanley Exp. 03/15/2031	1,500	(217)
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Broker: J.P. Morgan Chase & Co. Exp. 03/15/2017	1,300	16
Receive a fixed rate equal to 5.500% and pay floating rate based on 6-month BP-LIBOR.
Broker: Morgan Stanley Exp. 03/15/2008	BP 900	64
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Broker: Morgan Stanley Exp. 03/15/2032	1,000	(43)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Broker: J.P. Morgan Chase & Co. Exp. 03/15/2032	2,100	(47)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Broker: J.P. Morgan Chase & Co. Exp. 03/15/2017	800	(6)
Receive a fixed rate equal to 5.500% and pay floating rate based on 6-month BP-LIBOR.
Broker: Merrill Lynch Exp. 03/15/2004	1,700	83
Receive a fixed rate equal to 5.250% and pay floating rate based on 6-month BP-LIBOR.
Broker: Goldman Sachs Exp. 03/15/2006	400	23
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.500%.
Broker: Morgan Stanley Exp. 03/15/2016	2,680	(41)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.500%.
Broker: Lehman Brothers, Inc. Exp. 03/15/2016	3,500	(42)
Receive floating rate based on 3-month H$-HIBOR and pay a fixed rate equal to 5.550%.
Broker: Goldman Sachs Exp. 03/16/2003	H$ 4,300	(47)
Receive floating rate based on 3-month H$-HIBOR and pay a fixed rate equal to 5.906%.
Broker: Goldman Sachs Exp. 07/11/2006	50,000	(651)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 0.660%.
Broker: UBS-Warburg Exp. 06/17/2007	JY 660,000	(80)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 1.310%.
Broker: Goldman Sachs Exp. 07/14/2005	232,000	(59)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 2.020%.
Broker: Goldman Sachs Exp. 05/18/2010	226,000	(176)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 1.300%.
Broker: Goldman Sachs Exp. 09/21/2011	340,000	(75)

50	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

Receive a fixed rate equal to 5.710% and pay floating rate based on 3-month LIBOR.
Broker: Goldman Sachs Exp. 07/11/2006	$6,400	$657
Receive a fixed rate equal to 5.440% and pay floating rate based on 3-month LIBOR.
Broker: Goldman Sachs Exp. 03/19/2006	600	54
Pay total return on Lehman Brothers Intermediate Government Bond Index and receive floating rate based on 1-month LIBOR less 0.250%.
Broker: Lehman Brothers, Inc. Exp. 10/01/2002	1,600	0
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Broker: Bank of America Exp. 12/18/2012	3,500	(11)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Broker: Bank of America Exp. 12/18/2022	11,700	(1,415)
Receive a fixed rate equal to 6.000% and pay floating rate based on 3-month LIBOR.
Broker: UBS—Warburg Exp. 12/18/2004	7,300	199
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Broker: Lehman Brothers, Inc. Exp. 12/18/2012	2,300	(11)
Receive a fixed rate equal to 0.460% and the Fund will pay to the counterparty at par in the event of default of Vodafone Group PLC 7.750% due 02/15/2010.
Broker: Lehman Brothers, Inc. Exp. 09/10/2003	800	(7)
Receive a fixed rate equal to 1.160% and the Fund will pay to the counterparty at par in the event of default of United Mexican States 9.750% due 04/06/2005.
Broker: J.P. Morgan Chase & Co. Exp. 12/17/2002	300	1
Receive a fixed rate equal to 1.080% and the Fund will pay to the counterparty at par in the event of default of United Mexican States 9.750% due 04/06/2005.
Broker: J.P. Morgan Chase & Co. Exp. 12/18/2002	500	1
Receive a fixed rate equal to 7.100% and the Fund will pay to the counterparty at par in the event of default of Federative Republic of Brazil 11.125% due 09/30/2004.
Broker: J.P. Morgan Chase & Co. Exp. 02/14/2004	400	(155)
Pay a fixed rate equal to 3.600% and the Fund will receive from the counterparty at par in the event of default of Federative Republic of Brazil 11.125% due 09/30/2004.
Broker: J.P. Morgan Chase & Co. Exp. 02/14/2003	400	62
Receive a fixed rate equal to 1.550% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 2.750% due 07/17/2016.
Broker: J.P. Morgan Chase & Co. Exp. 03/21/2003	600	0

		$(2,127)

Type	Fixed Spread (%)	Notional Amount	Unrealized (Depreciation)

Receive a fixed spread and pay the 5-year Swap Spread. The 5-year Swap Spread is the difference between the 5-year Swap Rate and the 5-year Treasury Rate.
Broker: Morgan Stanley Exp. 11/15/2002	0.516	$1,600	$(18)
Receive a fixed spread and pay the 5-year Swap Spread. The 5-year Swap Spread is the difference between the 5-year Swap Rate and the 5-year Treasury Rate.
Broker: Bank of America Exp. 11/15/2002	0.655	22,900	(159)
Receive a fixed spread and pay the 5-year Swap Spread. The 5-year Swap Spread is the difference between the 5-year Swap Rate and the 5-year Treasury Rate.
Broker: Morgan Stanley Exp. 11/15/2002	0.560	22,900	(166)

			$(343)

(l) Short sales open at September 30, 2002 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

Republic of Venezuela	2.875	12/18/2007	$917	$692	$718
U.S. Treasury Notes	5.500	05/15/2009	10,600	12,104	11,771
U.S. Treasury Notes	6.000	08/15/2009	1,600	1,874	1,849
U.S. Treasury Notes	5.000	08/15/2011	3,300	3,666	3,613
U.S. Treasury Notes	4.375	05/15/2007	4,800	5,182	5,070

				$23,518	$23,020

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	51

Schedule of Investments
GNMA Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

U.S. GOVERNMENT AGENCIES 0.7%
Federal Farm Credit Bank
5.750% due 01/18/2011	$1,000	$1,118
Small Business Administration
7.449% due 08/01/2010	453	518

Total U.S. Government Agencies (Cost $1,451)		1,636

U.S. TREASURY OBLIGATIONS 4.8%
U.S. Treasury Bonds
6.250% due 08/15/2023	9,500	11,332

Total U.S. Treasury Obligations (Cost $10,464)		11,332

MORTGAGE-BACKED SECURITIES 109.1%
Collateralized Mortgage Obligations 26.8%
Bank of America Mortgage Securities, Inc.
5.820% due 10/20/2032 (a)	6,000	6,100
Bear Stearns Adjustable Rate Mortgage Trust
7.490% due 12/25/2030 (a)	272	274
CS First Boston Mortgage Securities Corp.
2.810% due 08/25/2031 (a)	700	700
2.478% due 03/25/2032 (a)	1,502	1,496
2.360% due 08/25/2033 (a)	2,000	2,000
Fannie Mae
6.000% due 11/18/2017	18	18
6.500% due 09/25/2023	55	55
2.160% due 02/25/2025 (a)	1,000	1,002
Freddie Mac
6.500% due 11/25/2023	142	143
General Electric Capital Mortgage Services, Inc.
6.750% due 06/25/2028	50	53
Government National Mortgage Association
7.500% due 01/16/2027	12,022	12,256
2.223% due 06/16/2027 (a)	9,608	9,626
7.300% due 09/20/2028	258	259
2.123% due 08/16/2031 (a)	635	637
2.023% due 02/16/2032 (a)	8,230	8,274
2.323% due 04/16/2032	3,986	3,997
2.073% due 08/16/2032 (a)	4,709	4,696
Salomon Brothers Mortgage Securities VII, Inc.
2.130% due 06/25/2032 (a)	934	932
Sequoia Mortgage Trust
2.160% due 05/20/2032 (a)	964	945
Structured Asset Mortgage Investments, Inc.
2.154% due 09/19/2032 (a)	1,498	1,498
Structured Asset Securities Corp.
2.110% due 10/25/2027 (a)	1,728	1,727
2.290% due 03/25/2031 (a)	309	311
2.100% due 02/25/2032 (a)	1,855	1,848
2.100% due 07/25/2032 (a)	1,458	1,452
2.470% due 08/25/2032 (a)	1,978	1,978
Washington Mutual Mortgage Securities Corp.
6.010% due 04/25/2031 (a)	1,385	1,408

		63,685

Fannie Mae 11.5%
2.865% due 07/01/2011 (a)	2,601	2,588
2.917% due 07/01/2011 (a)	6,221	6,198
5.500% due 10/21/2017-11/14/2032 (a)(b)	3,000	3,021
6.000% due 10/15/2032 (a)	7,000	7,188
6.500% due 10/15/2032 (a)	8,000	8,287
7.284% due 03/01/2018 (a)	30	31
9.000% due 07/01/2018	22	25

		27,338

Federal Housing Administration 0.2%
7.430% due 03/01/2022	48	49
8.137% due 09/01/2040	472	508

		557

Freddie Mac 2.6%
4.859% due 05/01/2019 (a)	32	33
5.105% due 06/01/2030 (a)	71	73
6.000% due 11/14/2032	4,000	4,100
7.193% due 05/01/2031	1,858	1,939

		6,145

Government National Mortgage Association 67.9%
5.375% due 05/20/2016-02/20/2026 (a)(b)	514	533
5.500% due 07/20/2029-05/20/2031 (a)(b)	4,012	4,117
6.000% due 12/15/2028-11/20/2032 (b)	36,000	37,204
6.500% due 10/20/2030-10/23/2032 (a)(b)	67,697	70,682
6.625% due 12/20/2017 (a)	53	55
6.750% due 07/20/2018-08/20/2025 (a)(b)	120	124
7.000% due 12/15/2029-10/23/2032 (b)	46,393	48,754
11.250% due 07/20/2015	112	131

		161,600

Stripped Mortgage-Backed Securities 0.1%
CS First Boston Mortgage Securities Corp. (IO)
7.000% due 08/25/2004	2,638	143
Fannie Mae (IO)
7.000% due 09/25/2021	666	9
Freddie Mac (IO)
6.225% due 07/15/2020 (a)	702	7
7.500% due 08/15/2029	639	88

		247

Total Mortgage-Backed Securities (Cost $258,385)		259,572

ASSET-BACKED SECURITIES 8.7%
Ace Securities Corp.
2.150% due 06/25/2032 (a)	976	974
Advanta Business Card Master Trust
3.270% due 04/20/2008 (a)	100	101
Asset-Backed Securities Home Equity Corp.
2.243% due 03/15/2032 (a)	1,325	1,325
Centex Home Equity Loan Trust
2.140% due 01/25/2032 (a)	857	856
2.070% due 04/25/2032 (a)	1,831	1,825
Chase Funding Loan Acquisition Trust
2.050% due 04/25/2031 (a)	1,162	1,154
CIT Group Home Equity Loan Trust
2.080% due 06/25/2033 (a)	1,875	1,872
Conseco Finance
9.290% due 12/15/2029 (c)	500	530
Countrywide Asset-Backed Certificates
2.070% due 05/25/2032 (a)	1,444	1,438
CS First Boston Mortgage Securities Corp.
2.170% due 03/25/2032 (a)	1,155	1,150
2.000% due 06/25/2032 (a)	1,722	1,712
General Electric Capital Mortgage Services, Inc.
7.200% due 04/25/2029	284	303
Home Equity Asset Trust
2.110% due 11/25/2032 (a)	975	972
Household Mortgage Loan Trust
2.120% due 05/20/2032 (a)	926	926
Indymac Home Equity Loan Asset-Backed Trust
2.883% due 12/25/2031 (a)	200	198
Irwin Home Equity Loan Trust
2.100% due 06/25/2029 (a)	943	940
NPF XII, Inc.
2.540% due 10/01/2003 (a)(g)	300	300
Saxon Asset Securities Trust
2.070% due 11/25/2033 (a)	972	972
Sequoia Mortgage Trust
2.150% due 10/25/2024 (a)	2,189	2,170
WFS Financial Owner Trust
2.060% due 10/20/2008 (a)	1,000	1,001

Total Asset-Backed Securities (Cost $20,718)		20,719

52	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

PURCHASED CALL OPTIONS 0.1%
Eurodollar March Futures (CME)
Strike @ 95.500 Exp. 03/17/2003	$42,000	$315

Total Purchased Call Options (Cost $59)		315

SHORT-TERM INSTRUMENTS 26.6%
Commercial Paper 25.3%
Abbey National North America
1.750% due 12/10/2002	3,200	3,189
BP America, Inc.
1.750% due 12/09/2002	5,500	5,481
BP Amoco Capital PLC
1.740% due 10/01/2002	2,500	2,497
Danske Corp.
1.750% due 12/19/2002	3,000	2,988
Fannie Mae
1.710% due 11/20/2002	500	499
Federal Home Loan Bank
1.658% due 10/23/2002	2,000	1,998
GlaxoSmithKline PLC
1.680% due 10/18/2002	3,500	3,493
1.760% due 11/13/2002	3,600	3,597
HBOS Treasury Services PLC
1.770% due 10/16/2002	4,600	4,597
1.780% due 10/28/2002	6,000	5,992
Svenska Handelsbank, Inc.
1.750% due 11/20/2002	8,000	7,986
TotalFinaElf SA
1.970% due 10/01/2002	1,400	1,400
1.750% due 11/20/2002	5,500	5,487
UBS Finance, Inc.
1.750% due 12/18/2002	11,000	10,958

		60,162

Repurchase Agreement 0.4%
State Street Bank
1.550% due 10/01/2002	1,000	1,000

(Dated 09/30/2002. Collateralized by Freddie Mac 3.250% due 12/15/2003 valued at $1,023. Repurchase proceeds are $1,000.)
U.S. Treasury Bills 0.9%
1.639% due 11/14/2002-11/29/2002 (b)(d)	2,030	2,026

Total Short-Term Instruments (Cost $63,188)		63,188

Total Investments 150.0% (Cost $354,265)		$356,762
Other Assets and Liabilities (Net) (50.0%)		(118,888)

Net Assets 100.0%		$237,874

Notes to Schedule of Investments (amounts in thousands):

(a) Variable rate security. The rate listed is as of September 30, 2002.

(b) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(c) Security is in default.

(d) Securities with an aggregate market value of $778 have been segregated with the custodian to cover margin requirements for the following open futures contracts at September 30, 2002:

Type	# of Contracts	Unrealized Appreciation

Eurodollar March Futures (03/2003)	42	$(202)

(e) Swap agreements outstanding at September 30, 2002:

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)

Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Broker: Bank of America Exp. 12/18/2022	$10,400	$(1,064)
Receive floating rate based on 3-month LIBOR and pay a fixed amount equal to $316.
Broker: Lehman Brothers, Inc. Exp. 07/01/2011	8,000	27

		$(1,037)

Type	Fixed Spread (%)	Notional Amount	Unrealized (Depreciation)

Receive a fixed spread and pay the 5-year Swap Spread. The 5-year Swap Spread is the difference between the 5-year Swap Rate and the 5-year Treasury Rate.
Broker: Bank of America Exp. 11/15/2002	0.571	$27,800	$(243)

(f) Short sales open at September 30, 2002 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

Fannie Mae	6.000	10/15/2032	$6,000	$6,161	$6,139

(g) Subsequent to September 30, 2002, the issuer declared bankruptcy.

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	53

Schedule of Investments
High Yield Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 72.2%
Banking & Finance 8.5%
Arvin Capital
9.500% due 02/01/2027	$14,500	$14,656
Beaver Valley Funding Corp.
8.625% due 06/01/2007	15,323	15,761
9.000% due 06/01/2017	9,432	9,985
Bluewater Finance Ltd.
10.250% due 02/15/2012	21,770	20,573
Case Credit Corp.
6.125% due 02/15/2003	6,479	6,389
Cedar Brakes II, LLC.
9.875% due 09/01/2013	17,757	13,052
Choctaw Resort Development Enterprise
9.250% due 04/01/2009	5,575	5,798
Credit & Repackaged Securities Ltd.
11.100% due 12/19/2004	3,000	2,997
10.250% due 10/30/2006	10,150	10,954
8.500% due 11/09/2006	3,000	3,240
8.900% due 04/01/2007	5,000	5,000
Credit Links
9.400% due 06/14/2005	15,900	16,710
Deutsche Telekom International Finance BV
8.250% due 06/15/2030	11,750	12,892
Finova Group, Inc.
7.500% due 11/15/2009 (a)	42,225	13,090
Gemstone Investors Ltd.
7.710% due 10/31/2004	32,550	26,073
Golden State Holdings
7.000% due 08/01/2003	725	746
7.125% due 08/01/2005	24,797	27,038
JET Equipment Trust
10.000% due 06/15/2012	8,680	4,259
7.630% due 08/15/2012	2,820	1,735
MDP Acquisition PLC
9.625% due 10/01/2012	11,100	11,017
Morgan Stanley, Dean Witter & Co.
1.277% due 05/01/2012	5,992	5,394
Presidential Life Insurance Corp.
7.875% due 02/15/2009	7,451	8,049
Pride Credit Linked
8.850% due 04/02/2007	5,000	5,000
Qwest Capital Funding, Inc.
7.900% due 08/15/2010	6,930	3,153
7.250% due 02/15/2011	75,150	33,817
7.750% due 02/15/2031	5,730	2,321
Reliance Group Holdings, Inc.
9.000% due 11/15/2049 (a)	3,769	188
Rotech Healthcare, Inc.
9.500% due 04/01/2012	7,050	6,645
Steers Credit Backed Trust
7.464% due 05/27/2003 (b)	12,500	12,500
Ventas Capital Corp.
8.750% due 05/01/2009	14,150	14,574

		313,606

Industrials 49.9%
Allied Waste North America, Inc.
7.375% due 01/01/2004	1,850	1,841
8.875% due 04/01/2008	7,129	6,951
8.500% due 12/01/2008	26,920	25,709
7.875% due 01/01/2009	36,145	33,796
10.000% due 08/01/2009	15,420	14,263
American Airlines, Inc.
10.610% due 03/04/2010	650	647
American Cellular Corp.
9.500% due 10/15/2009	21,975	2,967
American Media Operation, Inc.
10.250% due 05/01/2009	16,294	16,946
AmeriGas Partners LP
10.000% due 04/15/2006	8,500	8,882
10.125% due 04/15/2007	3,562	3,651
8.830% due 04/19/2010	18,815	20,195
AM-FM, Inc.
8.125% due 12/15/2007	2,100	2,163
Amphenol Corp.
9.875% due 05/15/2007	5,174	5,420
AOL Time Warner, Inc.
6.125% due 04/15/2006	26,160	24,646
Arco Chemical Co.
9.375% due 12/15/2005	9,825	9,334
10.250% due 11/01/2010	6,000	5,505
Armkel LLC
9.500% due 08/15/2009	3,015	3,196
Avecia Group PLC
11.000% due 07/01/2009	21,075	20,337
Barrett Resources Corp.
7.550% due 02/01/2007	8,407	7,901
Beverly Enterprises, Inc.
9.000% due 02/15/2006	19,870	16,691
9.625% due 04/15/2009	12,400	10,416
British Sky Broadcasting Group PLC
6.875% due 02/23/2009	4,630	4,475
8.200% due 07/15/2009	13,999	14,231
BRL Universal Equipment
8.875% due 02/15/2008	5,150	5,279
Building Materials Corp.
7.750% due 07/15/2005	1,121	960
8.000% due 10/15/2007	1,007	822
8.000% due 12/01/2008	10,351	8,345
Cadmus Communications Corp.
9.750% due 06/01/2009	6,600	6,641
Canwest Media, Inc.
10.625% due 05/15/2011	13,075	13,696
Case Corp.
6.250% due 12/01/2003	16,660	16,166
Century Aluminum Co.
11.750% due 04/15/2008	7,425	7,165
CF Cable TV, Inc.
9.125% due 07/15/2007	7,549	7,991
Charter Communications Holdings LLC
8.250% due 04/01/2007	11,845	7,344
8.625% due 04/01/2009	6,409	3,974
10.000% due 04/01/2009	19,297	12,061
10.750% due 10/01/2009	10,560	6,706
9.625% due 11/15/2009	26,775	16,467
9.920% due 04/01/2011 (c)	10,250	4,817
Chesapeake Energy Corp.
9.000% due 08/15/2012	15,600	16,107
CMS Panhandle Holding Co.
6.500% due 07/15/2009	4,450	3,847
7.000% due 07/15/2029	3,415	2,555
Coastal Corp.
7.750% due 06/15/2010	3,500	2,489
9.625% due 05/15/2012	2,550	1,877
Community Health Systems, Inc.
10.000% due 03/13/2007	3,500	3,745
Compass Minerals Group, Inc.
10.000% due 08/15/2011	4,275	4,553
Continental Airlines, Inc.
7.033% due 06/15/2011	1,970	1,502
7.461% due 04/01/2015	3,507	3,293
7.373% due 12/15/2015	10,000	7,858
Continental Cablevision
9.500% due 08/01/2013	7,900	7,668
Crown Castle International Corp.
0.000% due 11/15/2007	4,615	3,161
10.750% due 08/01/2011	21,640	14,607
CSC Holdings, Inc.
8.125% due 07/15/2009	4,790	3,952
8.125% due 08/15/2009	4,275	3,527
7.625% due 04/01/2011	39,750	31,800
7.625% due 07/15/2018	16,900	12,928
DaVita, Inc.
4.780% due 04/30/2009	829	831
4.798% due 04/30/2009	14	14

54	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

4.812% due 04/30/2009	$653	$654
5.075% due 04/30/2009	829	831
5.160% due 04/30/2009	653	654
Delta Air Lines, Inc.
9.450% due 02/14/2006	200	185
9.300% due 01/02/2010	1,800	1,472
Dimon, Inc.
6.250% due 03/31/2007	29,531	25,157
9.625% due 10/15/2011	2,775	2,917
Dresser, Inc.
9.375% due 04/15/2011	30,945	30,171
Dunlop Stand Aerospace Holdings
11.875% due 05/15/2009	9,575	9,766
Dynegy Danskammer & Roseton LLC
7.670% due 11/08/2016	2,500	1,252
Echostar Communications Corp.
9.250% due 02/01/2006 (b)	21,577	20,822
9.375% due 02/01/2009 (b)	23,346	22,529
Equistar Chemical/Funding
10.125% due 09/01/2008	16,695	15,025
Equistar Chemicals LP
8.750% due 02/15/2009	9,050	7,748
Extended Stay America, Inc.
9.875% due 06/15/2011	17,150	16,635
Extendicare Health Services
9.350% due 12/15/2007	10,050	9,108
Extendicare Health Services, Inc.
9.500% due 07/01/2010	1,200	1,218
Fairpoint Communications, Inc.
6.358% due 05/01/2008 (b)	2,000	1,110
9.500% due 05/01/2008	5,912	3,281
12.500% due 05/01/2010	150	91
Ferrellgas Partners LP
6.990% due 08/01/2005	7,000	7,181
7.120% due 08/01/2008	5,000	5,243
7.240% due 08/01/2010	10,000	11,026
8.750% due 06/15/2012	17,040	17,466
Fisher Scientific International
9.000% due 02/01/2008	19,764	20,406
Flag Ltd.
8.250% due 01/30/2008 (a)	19,741	592
Foamex International, Inc.
10.750% due 04/01/2009 (d)	11,865	10,738
Fort James Corp.
6.700% due 11/15/2003	15,850	15,221
Fresenius Medical Care
7.875% due 06/15/2011	18,995	15,576
Gap, Inc.
5.625% due 05/01/2003	4,605	4,583
Garden State Newspapers
8.750% due 10/01/2009	12,365	12,272
8.625% due 07/01/2011 (b)	10,876	10,686
Georgia-Pacific Corp.
8.125% due 05/15/2011	5,150	4,301
9.875% due 11/01/2021	900	731
9.625% due 03/15/2022	5,000	4,009
9.500% due 05/15/2022	12,659	9,833
9.125% due 07/01/2022	5,710	4,350
8.250% due 03/01/2023	3,100	2,191
8.125% due 06/15/2023	11,600	7,907
8.875% due 05/15/2031	3,835	2,787
Giant Industries, Inc.
11.000% due 05/15/2012	7,825	5,517
Golden Northwest Aluminum
12.000% due 12/15/2006	950	366
Gray Television, Inc.
9.250% due 12/15/2011	15,170	15,549
Greif Bros. Corp.
8.875% due 08/01/2012	11,505	11,505
H&E Equipment Services LLC
11.125% due 06/15/2012	17,320	13,769
HEALTHSOUTH Corp.
8.500% due 02/01/2008	9,480	7,157
8.375% due 10/01/2011	19,600	14,406
Hercules, Inc.
11.125% due 11/15/2007	11,625	12,729
HMH Properties, Inc.
7.875% due 08/01/2005	4,110	3,987
Hollinger International Publishing
9.250% due 02/01/2006	15,725	15,961
9.250% due 03/15/2007	7,835	7,992
Hollinger Participation Trust
12.125% due 11/15/2010 (e)	16,364	14,319
Host Marriott LP
8.375% due 02/15/2006 (b)	12,712	12,331
9.500% due 01/15/2007	19,885	19,935
9.250% due 10/01/2007	4,710	4,686
Ingles Markets, Inc.
8.875% due 12/01/2011	12,075	11,049
Insight Midwest/Insight Capital
9.750% due 10/01/2009	1,000	885
10.500% due 11/01/2010	19,586	17,529
SP Chemco, Inc
10.250% due 07/01/2011	24,105	24,105
ISP Holdings, Inc.
10.625% due 12/15/2009	10,854	9,823
Johnsondiversey, Inc.
9.625% due 05/15/2012	9,195	9,218
Jupiters Ltd.
8.500% due 03/01/2006	12,725	12,852
Kmart Corp.
12.350% due 01/01/2008 (d)	3,435	958
Leviathan Gas Corp.
10.375% due 06/01/2009	6,548	6,712
Limestone Electron Trust
8.625% due 03/15/2003	14,925	13,295
Lyondell Chemical Co.
9.625% due 05/01/2007 (b)	10,774	9,993
9.500% due 12/15/2008	6,100	5,536
11.125% due 07/15/2012	5,600	5,404
Lyondell Petroleum
6.280% due 06/30/2006	147	147
Mail-Well Corp.
9.625% due 03/15/2012	17,535	12,187
Mandalay Resort Group
6.750% due 07/15/2003	18,232	18,414
7.625% due 07/15/2013	680	639
6.700% due 11/15/2096	3,450	3,463
Marsh Supermarkets, Inc.
8.875% due 08/01/2007	6,616	6,285
Mediacom Broadband LLC
11.000% due 07/15/2013	25,015	23,139
Midwest Generation LLC
8.300% due 07/02/2009	1,750	1,275
8.560% due 01/02/2016	7,600	5,478
Newpark Resources, Inc.
8.625% due 12/15/2007	10,645	10,006
NMHG Holding Co.
10.000% due 05/15/2009	2,382	2,418
OM Group, Inc.
9.250% due 12/15/2011	13,395	13,261
PacifiCare Health Systems, Inc.
10.750% due 06/01/2009	20,770	20,614
PanAmSat Corp.
8.500% due 02/01/2012	51,633	41,565
Park Place Entertainment Corp.
8.875% due 09/15/2008	8,855	9,320
Premcor USA, Inc.
4.687% due 11/15/2004	2,000	1,790
Pride International, Inc.
9.375% due 05/01/2007	17,446	18,318
PSS World Medical, Inc.
8.500% due 10/01/2007	17,075	16,819

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	55

Schedule of Investments (Cont.)
High Yield Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

Quebecor Media, Inc.
11.125% due 07/15/2011	$36,234	$29,168
Qwest Corp.
6.375% due 10/15/2002	250	250
4.370% due 05/03/2003	9,889	8,999
7.625% due 06/09/2003	7,950	7,672
7.200% due 11/01/2004	7,150	6,542
7.250% due 11/01/2008 (b)	4,170	1,647
7.500% due 11/01/2008	3,900	1,541
8.875% due 03/15/2012	21,710	18,996
6.875% due 09/15/2033	1,100	753
R.H. Donnelley, Inc.
9.125% due 06/01/2008	1,525	1,609
Racers
8.375% due 10/01/2007	19,631	15,650
Renaissance Media Group
8.375% due 04/15/2008	15,960	13,327
Riggs Capital Trust
8.625% due 12/31/2026	12,250	10,503
Rogers Cablesystems, Inc.
10.000% due 03/15/2005	4,000	4,000
10.000% due 12/01/2007	2,250	2,250
Rogers Cantel, Inc.
8.300% due 10/01/2007	4,324	3,113
8.800% due 10/01/2007 (b)	2,555	1,392
9.375% due 06/01/2008	31,599	23,225
Rural Cellular Corp.
9.625% due 05/15/2008	12,408	6,638
Safety-Kleen Corp.
9.250% due 06/01/2008 (a)	22,459	449
9.250% due 05/15/2009 (a)	11,042	442
SC International Services, Inc.
9.250% due 09/01/2007	15,230	10,356
Service Corp. International
7.200% due 06/01/2006	3,720	3,181
6.875% due 10/01/2007	12,585	10,446
Sinclair Broadcast Group, Inc.
9.000% due 07/15/2007	1,597	1,653
8.750% due 12/15/2011	10,635	11,034
Sonat, Inc.
7.625% due 07/15/2011	6,852	4,496
Station Casinos, Inc.
9.750% due 04/15/2007	3,853	4,018
Stone Container Corp.
11.500% due 08/15/2006 (d)	1,000	1,053
Telecorp PCS, Inc.
10.625% due 07/15/2010	5,061	4,479
TELUS Corp.
7.500% due 06/01/2007	21,260	17,433
Time Warner Entertainment Co. L.P.
7.975% due 08/15/2004	250	248
Time Warner Telecom, Inc.
10.125% due 02/01/2011	5,975	2,539
Time Warner, Inc.
8.110% due 08/15/2006	15,860	15,296
9.750% due 07/15/2008	6,515	2,834
9.125% due 01/15/2013	8,245	8,144
Tritel PCS, Inc.
12.750% due 05/15/2009 (c)	13,399	9,982
10.375% due 01/15/2011	23,036	20,157
Turner Broadcasting System, Inc.
7.400% due 02/01/2004	4,700	4,642
Tyco International Group SA
6.250% due 06/15/2003	25,169	23,915
U.S. Airways, Inc.
9.625% due 09/01/2003	18,718	10,819
9.330% due 01/01/2006	3,244	1,856
United Air Lines, Inc.
2.120% due 12/02/2002 (b)	2,560	2,310
6.201% due 09/01/2008	2,300	1,904
9.410% due 06/15/2010	1,195	574
7.730% due 07/01/2010	27,485	23,021
7.186% due 04/01/2011	3,779	3,166
6.602% due 09/01/2013	6,300	5,088
7.783% due 01/01/2014	846	709
8.360% due 01/20/2019	1,935	1,716
Vintage Petroleum, Inc.
9.000% due 12/15/2005	7,403	7,588
8.625% due 02/01/2009 (b)	5,200	5,122
7.875% due 05/15/2011	7,250	6,924
8.250% due 05/01/2012	25,800	26,445
VoiceStream Wireless Corp.
10.375% due 11/15/2009	7,394	7,615
Williams Communications Group, Inc.
10.700% due 10/01/2007 (a)	3,493	367
10.875% due 10/01/2009 (a)	2,292	241
Williams Cos., Inc.
9.250% due 03/15/2004	57,945	44,328
7.625% due 07/15/2019	4,910	2,725
7.875% due 09/01/2021	25,075	14,167
7.500% due 01/15/2031	7,725	4,210
7.750% due 06/15/2031	9,740	5,308
8.750% due 03/15/2032	2,000	1,170
Young Broadcasting, Inc.
9.000% due 01/15/2006	12,786	11,955
8.750% due 06/15/2007	4,320	3,910
8.500% due 12/15/2008	2,950	2,972
10.000% due 03/01/2011	9,018	8,161

		1,853,785

Utilities 13.8%
AES Corp.
8.750% due 12/15/2002	3,000	2,775
9.500% due 06/01/2009	15,694	8,239
9.375% due 09/15/2010	10,545	5,536
8.875% due 02/15/2011	2,425	1,249
AT&T Canada, Inc.
0.000% due 06/15/2008 (a)(c)	22,094	2,541
10.625% due 11/01/2008 (b)	4,572	572
AT&T Corp.
1.000% due 11/15/2031	13,325	12,365
AT&T Wireless Services, Inc.
8.125% due 05/01/2012	16,375	12,632
Calpine Corp.
7.625% due 04/15/2006	6,225	2,708
8.750% due 07/15/2007	24,241	10,545
7.875% due 04/01/2008	9,898	4,058
8.500% due 05/01/2008	14,650	6,080
8.625% due 08/15/2010	6,010	2,434
Chesapeake Energy Corp.
8.375% due 11/01/2008	2,900	2,933
CMS Energy Corp.
8.375% due 07/01/2003	4,000	3,401
6.750% due 01/15/2004	2,755	2,260
7.000% due 01/15/2005	8,827	6,889
8.900% due 07/15/2008	8,600	6,716
7.500% due 01/15/2009	12,325	9,442
8.500% due 04/15/2011	4,175	3,199
Dynegy Holdings, Inc.
6.875% due 04/01/2011	8,990	2,652
8.750% due 02/15/2012	14,400	4,536
Edison International, Inc.
6.875% due 09/15/2004	730	639
Edison Mission Energy
10.000% due 08/15/2008	5,925	2,755
9.875% due 04/15/2011	7,225	3,287
El Paso Corp.
6.750% due 05/15/2009	3,400	2,213
7.000% due 05/15/2011	2,900	1,917
7.875% due 06/15/2012	24,550	16,724
7.800% due 08/01/2031	1,500	947
7.750% due 01/15/2032	26,150	16,777
El Paso Energy Partners
8.500% due 06/01/2011	12,900	12,320
8.500% due 06/01/2011	5,584	5,333
El Paso Natural Gas Co.
8.625% due 01/15/2022	7,000	5,981

56	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

France Telecom SA
7.750% due 03/01/2011	$34,590	$37,800
8.500% due 03/01/2031	15,660	17,370
Hanover Equipment Trust
8.500% due 09/01/2008	14,475	13,534
IPALCO Enterprises, Inc.
7.375% due 11/14/2008	1,300	1,177
7.625% due 11/14/2011	13,525	11,683
Niagara Mohawk Power Co.
8.500% due 07/01/2010 (c)	7,900	8,305
Pinnacle Partners
8.830% due 08/15/2004	17,460	16,590
PSEG Energy Holdings, Inc.
10.000% due 10/01/2009	14,330	11,623
8.500% due 06/15/2011	13,925	10,740
Rocky River Realty
8.810% due 04/14/2007	2,240	2,607
Rogers Communication, Inc.
9.125% due 01/15/2006	4,010	3,469
8.875% due 07/15/2007	3,335	2,718
Rural Cellular Corp.
9.750% due 01/15/2010	2,945	1,576
SESI, LLC
8.875% due 05/15/2011	16,109	16,310
South Point Energy
8.400% due 05/30/2012	29,899	20,032
Southern California Edsion Co.
4.812% due 03/01/2005	3,000	2,994
Sprint Capital Corp.
6.125% due 11/15/2008	11,300	7,509
6.375% due 05/01/2009	1,000	665
7.625% due 01/30/2011	31,700	21,442
8.375% due 03/15/2012	22,645	15,850
6.900% due 05/01/2019	12,300	7,206
6.875% due 11/15/2028	35,290	20,382
8.750% due 03/15/2032	38,500	25,830
TeleCorp PCS, Inc.
1.000% due 04/15/2009 (c)	9,444	6,941
Tesoro Petroleum Corp.
9.625% due 04/01/2012	28,070	15,860
TSI Telecommunication Services, Inc.
12.750% due 02/01/2009	11,050	9,448
US Unwired, Inc.
1.000% due 11/01/2009 (c)	7,190	395
Williams Cos., Inc.
7.375% due 11/15/2006	3,600	3,258
Wilmington Trust Co.—Tucson Electric
10.210% due 01/01/2009 (d)	500	500
10.732% due 01/01/2013 (d)	7,490	7,225
WorldCom, Inc.—WorldCom Group
7.750% due 04/01/2007 (a)	10,000	1,250
7.500% due 05/15/2011 (a)	8,000	1,000
6.950% due 08/15/2028 (a)	12,700	1,588
8.250% due 05/15/2031 (a)	43,450	5,431

		512,963

Total Corporate Bonds & Notes (Cost $3,207,267)		2,680,354

MUNICIPAL BONDS & NOTES 0.3%
California 0.3%
Los Angeles, California Community Redevelopment Agency Revenue Bonds, Series 2002
8.250% due 09/01/2007	855	913
9.000% due 09/01/2012	725	794
9.750% due 09/01/2017	1,160	1,280
9.750% due 09/01/2022	1,375	1,503
9.750% due 09/01/2027	2,170	2,379
9.750% due 09/01/2032	3,480	3,827

Total Municipal Bonds & Notes (Cost $9,929)		10,696

MORTGAGE-BACKED SECURITIES 0.2%
Collateralized Mortgage Obligations 0.1%
Red Mountain Funding Corp.
9.150% due 11/28/2027	4,517	3,287

Stripped Mortgage-Backed Securities 0.1%
Airtrust (PO)
0.990% due 06/01/2013	10,954	3,629

Total Mortgage-Backed Securities (Cost $8,813)		6,916

ASSET-BACKED SECURITIES 1.6%
American Cellular
4.360% due 03/31/2007 (b)	4,675	3,025
Centennial Cellular
4.760% due 05/31/2007 (b)	3,341	2,306
4.820% due 05/31/2007 (b)	1,027	706
5.070% due 11/30/2007 (b)	184	126
5.050% due 01/04/2008 (b)	918	630
5.060% due 01/04/2008 (b)	918	630
5.070% due 01/04/2008 (b)	918	630
Centennial Puerto Rico
4.740% due 05/31/2007	752	517
4.820% due 05/31/2007 (b)	126	87
5.070% due 01/04/2008 (b)	1,038	713
Charter Commercial Holdings LLC
4.610% due 03/31/2008 (b)	11,949	10,486
Hercules Revolver
1.000% due 10/15/2003	59	59
Huntsman Corp.
9.571% due 06/30/2005	102	87
Insight Midwest
4.562% due 12/15/2009 (b)	9,500	9,099
Island Inland Co.
9.508% due 07/09/2003	3,000	2,992
Lyondell Petroleum
6.250% due 06/30/2006	29	28
Mission Energy
9.360% due 07/25/2006 (b)	6,500	2,356
Nextel Communications, Inc.
4.812% due 03/31/2008 (b)	9,169	7,745
Nextel Partners, Inc.
5.187% due 06/30/2008 (b)	5,000	4,310
5.437% due 12/31/2008 (b)	5,000	4,310
Rural Cellular Corp.
5.040% due 04/03/2009 (b)	3,001	2,411
5.290% due 04/03/2009 (b)	3,001	2,411
Stone Container Corp.
4.375% due 06/30/2009 (b)	5,000	4,983

Total Asset-Backed Securities (Cost $70,504)		60,647

SOVEREIGN ISSUES 4.8%
Republic of Brazil
3.062% due 04/15/2006 (b)	43,808	28,861
7.375% due 04/15/2006 (b)	38,080	25,087
11.500% due 03/12/2008	10,000	5,225
11.000% due 01/11/2012	17,100	7,738
8.000% due 04/15/2014	38,420	18,780
11.000% due 08/17/2040	10,525	4,657
Republic of Panama
8.250% due 04/22/2008	2,000	1,925
9.625% due 02/08/2011	8,000	7,940
9.375% due 07/23/2012	6,000	5,829
4.750% due 07/17/2014	3,333	2,700
1.000% due 07/17/2016 (b)	5,727	3,923
10.750% due 05/15/2020	3,250	3,274
Republic of Peru
9.125% due 02/21/2012	22,400	18,312

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	57

Schedule of Investments (Cont.)
High Yield Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

Republic of Peru—Regs
9.125% due 02/21/2012	$6,700	$5,477
Russian Federation
8.250% due 03/31/2010	3,400	3,397
11.000% due 07/24/2018	5,000	5,445
5.000% due 03/31/2030	20,500	14,504
United Mexican States
6.250% due 12/31/2019	9,800	9,481
8.000% due 09/24/2022	7,950	7,582

Total Sovereign Issues (Cost $226,004)		180,137

FOREIGN CURRENCY-DENOMINATED ISSUES (i)(j) 1.5%
Fort James Corp.
4.750% due 06/29/2004	EC 5,700	4,805
Fresenius Medical Care
7.375% due 06/15/2011	6,000	4,401
Johnsondiversey, Inc.
9.625% due 05/15/2012	2,500	2,487
Kronos International, Inc.
8.875% due 06/30/2009	7,865	7,476
MDP Acquisition PLC
10.125% due 10/01/2012	22,600	22,335
Remy Cointreau S.A.
10.000% due 07/30/2005	4,900	5,116
Tyco International Group SA
4.375% due 11/19/2004	12,000	10,204

Total Foreign Currency-Denominated Issues (Cost $56,537)		56,824

PURCHASED PUT OPTIONS 0.0%
Eurodollar December Futures (CME)
Strike @ 92.750 Exp. 12/16/2002	$30,857,000	193

Total Purchased Put Options (Cost $327)		193

CONVERTIBLE BONDS & NOTES 4.9%
Banking & Finance 0.7%
Verizon Global Funding Corp.
4.250% due 09/15/2005	25,000	25,375

Healthcare 0.7%
HEALTHSOUTH Corp.
3.250% due 04/01/2003	5,300	4,883
Total Renal Care Holdings
7.000% due 05/15/2009	20,953	20,534

		25,417

Industrials 3.2%
Clear Channel Communications, Inc.
1.500% due 12/01/2002	1,800	1,791
Elan Finance Corp. Ltd.
0.000% due 12/14/2018	26,850	8,122
Jacor Communications, Inc.
0.000% due 02/09/2018	25,000	12,000
Mail-Well, Inc.
5.000% due 11/01/2002	18,950	18,500
Pride International, Inc.
0.000% due 04/24/2018	36,200	17,466
Roundy’s, Inc.
8.875% due 06/15/2012	13,998	13,718
Tyco International Group SA
0.000% due 02/12/2021	62,150	45,525

		117,122

Technology 0.1%
Solectron Corp.
0.000% due 05/08/2020	9,599	5,603

Utilities 0.2%
Rogers Communication, Inc.
2.000% due 11/26/2005	10,500	7,337

Total Convertible Bonds & Notes (Cost $183,491)		180,854

PREFERRED STOCK 1.1%
	Shares
CSC Holdings, Inc.
11.125% due 04/01/2008	179,322	11,791
Fresenius Medical Care
7.780% due 02/01/2008	34,345	28,678

Total Preferred Stock (Cost $53,106)		40,469

SHORT-TERM INSTRUMENTS 12.9%
	Principal Amount (000s)
Commercial Paper 11.1%
Abbey National North America
1.760% due 12/10/2002	$3,700	3,696
Federal Home Loan Bank
1.680% due 10/28/2002	2,500	2,497
Freddie Mac
1.710% due 10/31/2002	40,000	39,943
HBOS Treasury Services PLC
1.740% due 10/23/2002	17,100	17,082
1.735% due 10/24/2002	14,475	14,459
1.735% due 10/29/2002	14,475	14,455
1.735% due 10/30/2002	14,475	14,455
1.735% due 10/31/2002	14,475	14,454
Pfizer, Inc.
1.730% due 10/21/2002	25,000	24,976
1.720% due 10/22/2002	50,000	49,950
1.720% due 10/23/2002	50,000	49,947
1.730% due 10/28/2002	25,000	24,968
Svenska Handelsbank, Inc.
1.750% due 12/18/2002	10,000	9,962
TotalFinaElf SA
1.740% due 10/31/2002	110,000	109,840
UBS Finance, Inc.
1.750% due 12/18/2002	20,000	19,958
Westpac Banking Corp.
1.755% due 10/22/2002	3,000	2,997

		413,639

Repurchase Agreements 0.8%
Lehman Brothers, Inc.
1.375% due 10/01/2002	5,740	6,038

(Dated 09/30/2002. Collaterized by XTO Energy, Inc. 7.500% due 04/15/2012 valued at $7,385. Repurchase proceeds are $7,280.)
State Street Bank
1.550% due 10/01/2002	16,945	16,945

(Dated 09/30/2002. Collateralized by Federal Home Loan Bank 2.000% due 09/19/2003 valued at $17,286. Repurchase proceeds are $16,946.)
UBS—Warburg
1.400% due 10/01/2002	5,740	6,038

(Dated 09/30/2002. Collateralized by Tembec Industries, Inc. 8.500% due 02/05/2011 valued at $4,200. Repurchase proceeds are $4,200.)		29,021

58	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

U.S. Treasury Bills 1.0%
1.591% due 11/14/2002-11/29/2002 (f)	$37,890	$37,806

Total Short-Term Instruments (Cost $479,869)		480,466

Total Investments 99.5% (Cost $4,295,847)		$3,697,556
Written Options (g) (0.4%) (Premiums $16,419)		(13,517)
Other Assets and Liabilities (Net) 0.8%		30,936

Net Assets 100.0%		$3,714,975

Notes to Schedule of Investments (amounts in thousands):

(a) Security is in default.

(b) Variable rate security. The rate listed is as of September 30, 2002.

(c) Security becomes interest bearing at a future date.

(d) Restricted security.

(e) Payment in-kind bond security.

(f) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(g) Premiums received on written options:

Type	# of Contracts	Premium	Value

Put—OTC 3 Month LIBOR Interest Rate Swap
Strike @ 7.000 Exp. 01/07/2005	117,800,000	$2,462	$2,009
Call—OTC 3 Month LIBOR Interest Rate Swap
Strike @ 5.500 Exp. 01/07/2005	76,500,000	1,581	5,297
Call—OTC 3 Month LIBOR Interest Rate Swap
Strike @ 5.000 Exp. 01/07/2005	117,800,000	2,780	6,018
Put—CME Eurodollar December Futures
Strike @ 96.500 Exp. 12/16/2002	30,857	9,596	193

		$16,419	$13,517

(h) Foreign forward currency contracts outstanding at September 30, 2002:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized (Depreciation)

Sell	EC	62,598	11/2002	$(448)

(i) Principal amount denoted in indicated currency:

EC—Euro

(j) Short sales open at September 30, 2002 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

Republic of Venezuela	2.875	12/18/2007	$98,343	$74,249	$76,833
Tembec Industries, Inc.	8.500	02/01/2011	4,200	4,200	4,253
XTO Energy, Inc.	7.500	04/15/2012	7,000	7,385	7,185

				$85,834	$88,271

(k) Swap agreements outstanding at September 30, 2002:

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 7.000% and the Fund will pay to the counterparty at par in the event of default of Williams Cos., Inc. 7.125% due 09/01/2011.
Broker: Goldman Sachs Exp. 12/01/2002	$7,000	$1
Receive a fixed rate equal to 6.000% and the Fund will pay to the counterparty at par in the event of default of Sprint Corp. 6.375% due 05/01/2009.
Broker: Morgan Stanley Exp. 12/15/2002	10,000	(87)
Receive a fixed rate equal to 3.600% and the Fund will pay to the counterparty at par in the event of default of Dynegy Holdings, Inc. 8.750% due 02/15/2012.
Broker: J.P. Morgan Chase & Co. Exp. 03/12/2007	5,000	(2,887)
Receive a fixed rate equal to 3.500% and the Fund will pay to the counterparty at par in the event of default of Dynegy Holdings, Inc. 6.875% due 04/01/2011.
Broker: Goldman Sachs Exp. 03/12/2007	5,000	(3,345)
Receive a fixed rate equal to 1.750% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Broker: J.P. Morgan Chase & Co. Exp. 05/24/2003	5,000	(88)
Receive a fixed rate equal to 1.200% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 2.750% due 07/17/2016.
Broker: J.P. Morgan Chase & Co. Exp. 05/24/2003	7,000	(29)
Receive a fixed rate equal to 3.000% and the Fund will pay to the counterparty at par in the event of default of Dynegy Holdings, Inc. 6.875% due 04/01/2011.
Broker: Merrill Lynch Exp. 05/15/2003	8,000	(3,660)
Receive a fixed rate equal to 1.500% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 4.500% due 03/07/2017.
Broker: J.P. Morgan Chase & Co. Exp. 05/28/2003	10,000	(197)
Receive a fixed rate equal to 0.900% and the Fund will pay to the counterparty at par in the event of default of Republic of Bulgaria 2.688% due 07/28/2011.
Broker: J.P. Morgan Chase & Co. Exp. 05/28/2003	7,000	(20)

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	59

Schedule of Investments (Cont.)
High Yield Fund
September 30, 2002 (Unaudited)

Receive a fixed rate equal to 1.570% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Broker: Goldman Sachs Exp. 05/29/2003	$7,000	$(19)
Receive a fixed rate equal to 1.820% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 9.625% due 02/08/2011.
Broker: Goldman Sachs Exp. 11/30/2003	9,000	(81)
Receive a fixed rate equal to 2.100% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Broker: Goldman Sachs Exp. 11/30/2003	7,000	(112)
Receive a fixed rate equal to 1.770% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 9.625% due 02/08/2011.
Broker: Goldman Sachs Exp. 11/30/2003	9,000	(86)
Receive a fixed rate equal to 3.550% and the Fund will pay to the counterparty at par in the event of default of France Telecom SA 4.576% due 03/14/2003.
Broker: ABN AMRO Bank N.V. Exp. 06/03/2003	17,500	2
Receive a fixed rate equal to 7.500% and the Fund will pay to the counterparty at par in the event of default of Qwest Corp. 8.875% due 03/15/2012.
Broker: Morgan Stanley Exp. 06/05/2003	6,500	(309)
Receive a fixed rate equal to 7.250% and the Fund will pay to the counterparty at par in the event of default of Qwest Corp. 7.625% due 06/09/2003.
Broker: Merrill Lynch Exp. 06/03/2003	10,000	(1,506)
Receive a fixed rate equal to 3.700% and the Fund will pay to the counterparty at par in the event of default of Sprint Capital Corp. 8.375% due 03/15/2012.
Broker: UBS—Warburg Exp. 06/09/2003	25,000	(1,665)
Receive a fixed rate equal to 3.700% and the Fund will pay to the counterparty at par in the event of default of Sprint Capital Corp. 8.375% due 03/15/2012.
Broker: UBS—Warburg Exp. 11/15/2002	10,000	(133)
Receive a fixed rate equal to 3.450% and the Fund will pay to the counterparty at par in the event of default of France Telecom SA 5.750% due 04/25/2007.
Broker: Goldman Sachs Exp. 06/05/2003	25,000	3
Receive a fixed rate equal to 3.950% and the Fund will pay to the counterparty at par in the event of default of France Telecom SA 5.700% due 07/25/2010.
Broker: Morgan Stanley Exp. 06/14/2003	4,000	(56)
Receive a fixed rate equal to 1.250% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 9.625% due 02/08/2011.
Broker: Credit Suisse First Boston Exp. 06/14/2003	20,000	(70)
Receive a fixed rate equal to 1.300% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Broker: Credit Suisse First Boston Exp. 06/14/2003	10,000	(114)
Receive a fixed rate equal to 2.000% and the Fund will pay to the counterparty at par in the event of default of Deutsche Telekom AG 5.250% due 05/20/2008.
Broker: UBS—Warburg Exp. 06/14/2003	41,500	(209)
Receive a fixed rate equal to 4.250% and the Fund will pay to the counterparty at par in the event of default of Sprint Corp. 6.875% due 11/15/2028.
Broker: Credit Suisse First Boston Exp. 06/14/2003	2,500	(35)
Receive a fixed rate equal to 7.750% and the Fund will pay to the counterparty at par in the event of default of Williams Cos., Inc. 8.125% due 03/15/2012.
Broker: Morgan Stanley Exp. 06/14/2003	2,800	(574)
Receive a fixed rate equal to 7.500% and the Fund will pay to the counterparty at par in the event of default of CIT Group, Inc. 7.750% due 04/02/2012.
Broker: Morgan Stanley Exp. 06/19/2003	20,000	761
Receive a fixed rate equal to 5.000% and the Fund will pay to the counterparty at par in the event of default of CIT Group, Inc. 7.750% due 04/02/2012.
Broker: Credit Suisse First Boston Exp. 06/30/2003	5,000	91

		$(14,424)

60	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

Schedule of Investments
Long-Term U.S. Government Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 6.8%
Banking & Finance 4.6%
Bankunited FSB
5.400% due 02/02/2004	$2,000	$2,078
CIT Group, Inc.
1.880% due 08/14/2003 (a)	700	695
Ford Motor Credit Co.
2.076% due 06/02/2003 (a)	1,900	1,860
2.070% due 04/26/2004 (a)	6,000	5,666
General Electric Capital Corp.
6.750% due 03/15/2032	8,700	9,362
General Motors Acceptance Corp.
2.580% due 01/20/2004 (a)	6,000	5,892
Merrill Lynch & Co., Inc.
2.110% due 03/08/2004 (a)	600	601
Morgan Stanley
1.930% due 09/19/2003 (a)	1,600	1,601
National Rural Utilities Cooperative Finance Corp.
1.990% due 07/17/2003 (a)	5,000	4,979
2.820% due 04/26/2004 (a)	3,000	3,009
Postal Square LP
6.500% due 06/15/2022	1,819	2,077
Verizon Global Funding Corp.
7.750% due 12/01/2030	2,800	2,805

		40,625

Industrials 1.7%
Caterpillar, Inc.
7.300% due 05/01/2031	1,620	1,969
Continental Airlines, Inc.
6.320% due 11/01/2008	2,120	2,058
DaimlerChrysler North America Holding Corp.
7.750% due 05/27/2003	5,000	5,152
2.053% due 08/16/2004 (a)	3,000	2,958
Ford Motor Co.
7.450% due 07/16/2031	2,800	2,310

		14,447

Utilities 0.5%
BellSouth Corp.
6.875% due 10/15/2031	3,700	4,016

Total Corporate Bonds & Notes (Cost $57,851)		59,088

U.S. GOVERNMENT AGENCIES 8.1%
Fannie Mae
5.650% due 03/21/2006	500	509
6.320% due 03/03/2008	6,500	6,606
5.500% due 03/20/2009	3,630	3,681
7.125% due 01/15/2030	580	721
Federal Home Loan Bank
3.000% due 06/28/2004	5,000	5,059
5.560% due 10/30/2006	500	501
Freddie Mac
3.550% due 03/25/2004	4,000	4,033
5.125% due 07/15/2012	17,400	18,496
4.000% due 02/13/2017	4,800	4,981
6.750% due 03/15/2031	6,300	7,608
Resolution Funding Corp.
0.000% due 01/15/2030	5,000	1,170
Tennessee Valley Authority
7.140% due 05/23/2012	4,000	4,879
7.125% due 05/01/2030	10,000	12,520

Total U.S. Government Agencies (Cost $66,939)		70,764

U.S. TREASURY OBLIGATIONS 14.9%
Treasury Inflation Protected Securities (e)
3.875% due 04/15/2029	30,126	37,074
U.S. Treasury Bonds
10.625% due 08/15/2015	21,500	35,296
6.250% due 08/15/2023	35,900	42,822
5.250% due 11/15/2028	14,100	14,989

Total U.S. Treasury Obligations (Cost $123,691)		130,181

MORTGAGE-BACKED SECURITIES 26.3%
Collateralized Mortgage Obligations 18.3%
Bank of America Mortgage Securities, Inc.
5.819% due 10/20/2032 (a)	15,500	15,759
Bear Stearns Adjustable Rate Mortgage Trust
6.167% due 12/25/2031 (a)	2,683	2,753
6.264% due 01/25/2032 (a)	2,987	3,026
Bear Stearns Mortgage Securities, Inc.
7.100% due 06/25/2024	385	384
5.457% due 06/25/2030 (a)	456	454
California Federal Bank
5.209% due 08/25/2030 (a)	248	252
Chase Mortgage Finance Corp.
6.500% due 06/25/2028	222	222
6.750% due 08/25/2028	1,850	1,921
Chemical Mortgage Securities, Inc.
7.250% due 01/25/2026	1,148	1,146
Countrywide Funding Corp.
6.500% due 01/25/2009	53	53
Countrywide Home Loans
5.986% due 03/19/2032 (a)	882	905
CS First Boston Mortgage Securities Corp.
7.500% due 02/25/2031	232	239
Fannie Mae
6.250% due 12/25/2013	77	81
2.410% due 10/25/2017 (a)	1,521	1,535
6.950% due 07/25/2020	548	590
7.000% due 04/25/2022	1,011	1,109
7.000% due 06/25/2022	487	528
7.000% due 10/25/2022	1,884	2,065
7.800% due 10/25/2022	222	241
6.900% due 05/25/2023	755	848
7.000% due 05/25/2023	1,537	1,692
7.000% due 06/25/2023	648	723
7.000% due 07/25/2023	64	72
6.000% due 08/25/2023	159	172
6.500% due 08/25/2023	924	1,005
4.500% due 10/25/2023	305	251
6.500% due 11/25/2023	2,000	2,105
6.500% due 12/25/2023	123	131
6.500% due 12/25/2023	3,932	3,973
6.500% due 12/25/2023	328	354
6.500% due 01/25/2024	828	840
6.500% due 01/25/2024	239	263
6.500% due 02/25/2024	349	352
6.000% due 05/17/2027	2,500	2,656
7.000% due 05/18/2027	1,840	2,015
6.750% due 06/25/2032	4,045	4,442
Federal Agricultural Mortgage Corp.
7.238% due 07/25/2011	3,256	3,660
First Boston Mortgage Securities Corp.
7.300% due 07/25/2023	1,728	1,726
Freddie Mac
9.500% due 01/15/2005	4	5
8.000% due 02/15/2015	499	522
4.250% due 12/15/2021	66	66
7.000% due 07/15/2022	778	822
7.000% due 05/15/2023	311	346
7.000% due 08/15/2023	386	417
6.250% due 09/15/2023	5,000	5,533
7.000% due 09/15/2023	937	1,038
7.410% due 10/25/2023	597	627
6.000% due 11/15/2023	1,103	1,154
6.500% due 11/15/2023	172	183
6.500% due 11/15/2023	310	338

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	61

Schedule of Investments (Cont.)
Long-Term U.S. Government Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

6.500% due 11/15/2023	$635	$660
6.500% due 11/25/2023	688	734
6.250% due 12/15/2023	580	616
6.500% due 12/15/2023	1,196	1,276
7.000% due 01/15/2024	115	128
6.500% due 02/15/2024	223	247
6.500% due 03/15/2024	1,182	1,253
6.500% due 03/15/2024	290	299
6.500% due 11/15/2027	1,350	1,335
6.000% due 12/15/2028	2,491	2,512
6.500% due 03/15/2029	300	301
6.000% due 05/15/2029	122	119
6.500% due 06/15/2031	7,011	7,176
6.000% due 12/15/2031	2,092	2,131
6.000% due 08/15/2032	14,070	13,665
1.000% due 09/15/2032	5,000	4,536
6.000% due 09/15/2032	7,000	6,864
General Electric Capital Mortgage Services, Inc.
9.000% due 10/25/2023	33	34
6.500% due 11/25/2023	3,000	3,108
6.500% due 03/25/2024	600	607
6.650% due 05/25/2028	2,188	2,205
German American Capital Corp.
7.000% due 08/12/2010	3,000	3,368
Government National Mortgage Association
7.000% due 03/16/2029	319	344
6.000% due 05/20/2029	4,737	4,783
Merrill Lynch Mortgage Investors, Inc.
6.050% due 10/15/2008	1,165	1,186
Norwest Asset Securities Corp.
6.750% due 07/25/2028	3,000	3,023
6.750% due 10/25/2028	954	993
PNC Mortgage Securities Corp.
7.500% due 01/25/2015	1,791	1,927
7.500% due 02/25/2027	1,184	1,186
2.290% due 12/25/2030 (a)	1,336	1,338
Prudential Home Mortgage Securities
6.950% due 09/25/2023	81	82
5.900% due 12/25/2023	32	32
6.500% due 01/25/2024	1,000	1,039
8.000% due 06/25/2024	205	210
Residential Accredit Loans, Inc.
7.000% due 02/25/2028	1,994	2,044
Residential Funding Mortgage Securities I, Inc
7.500% due 04/25/2027	1,031	1,036
7.500% due 11/25/2030	1,148	1,149
Resolution Trust Corp.
5.225% due 05/25/2029 (a)	411	401
Sequoia Mortgage Trust
2.160% due 05/20/2032 (a)	4,048	3,969
Structured Asset Mortgage Investments, Inc.
7.140% due 02/25/2030 (a)	855	890
Structured Asset Securities Corp.
6.250% due 01/25/2032 (a)	319	328
2.310% due 07/25/2032 (a)	5,860	5,881
United Mortgage Securities Corp.
5.541% due 06/25/2032 (a)	2,233	2,276
Washington Mutual, Inc.
6.500% due 10/19/2029	1,144	1,180

		160,065

Fannie Mae 1.5%
4.470% due 08/01/2026 (a)	83	85
4.590% due 08/01/2026 (a)	78	80
5.257% due 11/01/2023 (a)	1,400	1,439
5.552% due 10/01/2024 (a)	921	951
5.949% due 02/01/2028 (a)	130	135
6.070% due 10/01/2024 (a)	24	25
6.500% due 05/01/2003-07/01/2005 (a)(b)	1,573	1,596
6.622% due 12/01/2027 (a)	928	955
6.805% due 04/01/2028 (a)	1,409	1,475
7.000% due 03/01/2004-05/01/2004 (a)(b)	2,440	2,476
7.342% due 01/01/2026 (a)	327	348
7.492% due 05/01/2025 (a)	544	574
7.500% due 02/01/2004-10/01/2004 (b)	826	850
8.500% due 04/01/2028	810	881
9.000% due 08/01/2021-06/01/2027 (b)	940	1,037

		12,907

Federal Housing Administration 2.7%
6.896% due 07/01/2020	2,354	2,343
7.000% due 11/25/2019	3,238	3,165
7.400% due 12/18/2018	1,477	1,518
7.421% due 11/01/2019	60	62
7.430% due 08/01/2019-06/01/2024 (b)	16,492	16,745

		23,833

Freddie Mac 0.8%
4.276% due 12/01/2024 (a)	543	555
4.822% due 06/01/2022 (a)	31	32
5.017% due 10/01/2026 (a)	180	185
6.098% due 05/01/2022 (a)	51	53
6.347% due 01/01/2028 (a)	1,131	1,169
6.634% due 09/01/2027 (a)	1,450	1,508
6.879% due 01/01/2028 (a)	702	733
7.450% due 03/25/2022	682	694
7.468% due 02/01/2028 (a)	979	1,042
7.500% due 06/01/2004-10/01/2004 (b)	859	880
8.000% due 05/01/2004	469	473

		7,324

Government National Mortgage Association 2.6%
4.500% due 05/20/2030 (a)	7,392	7,571
5.375% due 02/20/2017-01/20/2028 (a)(b)	6,597	6,801
6.625% due 12/20/2017-11/20/2027 (a)(b)	2,573	2,661
6.750% due 09/20/2017-09/20/2026 (a)(b)	3,088	3,183
6.800% due 05/15/2040	1,977	2,252

		22,468

Stripped Mortgage-Backed Securities 0.4%
Fannie Mae (IO)
6.500% due 08/25/2020	27	0
6.500% due 09/25/2021	156	10
1014.600% due 09/25/2007	2	25
1197.967% due 08/25/2007	3	50
Fannie Mae (PO)
0.000% due 03/25/2009	2,944	2,715
Freddie Mac (IO)
6.000% due 10/15/2007	18	0
6.500% due 11/15/2003	619	21
6.500% due 10/15/2007	192	11
6.500% due 11/15/2008	431	46
7.000% due 12/15/2023	699	86
7.500% due 06/15/2007	58	1
19.100% due 02/15/2007	2	16
Norwest Asset Securities Corp. (IO)
7.250% due 02/25/2012	42	1

		2,982

Total Mortgage-Backed Securities (Cost $220,232)		229,579

ASSET-BACKED SECURITIES 7.2%
Ace Securities Corp.
2.150% due 06/25/2032 (a)	5,855	5,845
AmeriCredit Automobile Receivables Trust
3.780% due 02/12/2007	3,600	3,686
Bayview Financial Acquisition Trust
2.220% due 02/25/2030 (a)	249	249
Bear Stearns Asset-Backed Securities, Inc.
2.140% due 10/25/2032 (a)	3,704	3,701
Countrywide Asset-Backed Certificates
2.070% due 05/25/2032 (a)	1,926	1,917
CS First Boston Mortgage Securities Corp.
2.083% due 12/15/2030 (a)	1,701	1,699
Household Automotive Trust
2.750% due 05/17/2005	8,700	8,780
Household Mortgage Loan Trust
2.097% due 05/20/2032 (a)	6,483	6,480

62	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

HPSC Equipment Receivables LLC
2.120% due 11/22/2007 (a)	$5,216	$5,219
IMC Home Equity Loan Trust
1.990% due 03/25/2027 (a)	125	125
Mellon Residential Funding Corp.
1.940% due 01/25/2008 (a)	953	953
Novastar Home Equity Loan
2.090% due 01/25/2031 (a)	4,062	4,045
NPF XII, Inc.
2.240% due 10/01/2003 (a)(h)	3,000	2,993
Provident Bank Equipment Lease Trust
2.110% due 11/25/2011 (a)	1,690	1,695
Residential Funding Mortgage Securities II, Inc.
4.130% due 07/25/2011	5,000	5,088
SLM Student Loan Trust
2.402% due 01/25/2007 (a)	167	167
2.276% due 10/27/2025 (a)	1,593	1,593
WFS Financial Owner Trust
2.820% due 05/20/2005	8,700	8,780

Total Asset-Backed Securities (Cost $62,690)		63,015

PURCHASED CALL OPTIONS 0.0%
Eurodollar December Futures (CME)
Strike @ 99.250 Exp. 12/16/2002	430,000	16

Total Purchased Call Options (Cost $7)		16

PURCHASED PUT OPTIONS 0.0%
Eurodollar December Futures (CME)
Strike @ 95.750 Exp. 12/16/2002	330,000	2
U.S. Treasury Note (OTC)
6.000% due 12/31/2002
Strike @ 108.000 Exp. 11/23/2002	400,000	500

Total Purchased Put Options (Cost $645)		502

SHORT-TERM INSTRUMENTS 37.6%
Commercial Paper 33.7%
Fannie Mae
1.860% due 10/01/2002	120,000	119,999
Freddie Mac
1.860% due 10/01/2002	175,000	175,000

		294,999

Repurchase Agreement 0.7%
State Street Bank
1.550% due 10/01/2002	6,000	6,000

(Dated 09/30/2002. Collateralized by Federal Home Loan Bank 2.770% due 08/19/2004 valued at $6,124. Repurchase proceeds are $6,000.)
U.S. Treasury Bills 3.2%
1.607% due 11/14/2002-11/29/2002 (b)(d)	28,125	28,056

Total Short-Term Instruments (Cost $329,055)		329,055

Total Investments 100.9% (Cost $ 861,110)		$882,200
Written Options (c) (1.0%) (Premiums $3,415)		(8,492)
Other Assets and Liabilities (Net) 0.1%		367

Net Assets 100.0%		$874,075

Notes to Schedule of Investments (amounts in thousands):

(a) Variable rate security. The rate listed is as of September 30, 2002.

(b) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(c) Premiums received on written options:

Type	# of Contracts	Premium	Value

Call—OTC 3 Month LIBOR Interest Rate Swap
Strike @ 5.250 Exp. 07/19/2004	40,000,000	$1,052	$2,666
Call—OTC 3 Month LIBOR Interest Rate Swap
Strike @ 3.500 Exp. 07/22/2003	50,000,000	277	928
Call—CME Eurodollar March Futures
Strike @ 98.000 Exp. 03/17/2003	346	143	504
Call—CME Eurodollar December Futures
Strike @ 98.500 Exp. 12/16/2002	769	267	317
Call—CBOT U.S. Treasury Note December Futures
Strike @ 110.000 Exp. 11/23/2002	170	148	1,041
Call—CBOT U.S. Treasury Note December Futures
Strike @ 109.000 Exp. 11/23/2002	172	160	1,212
Call—CBOT U.S. Treasury Note December Futures
Strike @ 116.000 Exp. 11/23/2002	422	502	686
Call—CBOT U.S. Treasury Note December Futures
Strike @ 114.000 Exp. 11/23/2002	400	661	1,125
Put—CBOT U.S. Treasury Note December Futures
Strike @ 104.000 Exp. 11/23/2002	400	205	13

		$3,415	$8,492

(d) Securities with an aggregate market value of $23,321 have been segregated with the custodian to cover margin requirements for the following open futures contracts at September 30, 2002:

Type	# of Contracts	Unrealized Appreciation/ (Depreciation)

U.S. Treasury 5 Year Note (12/2002)	41	$(6)
U.S. Treasury 10 Year Note (12/2002)	2,417	4,973
U.S. Treasury 30 Year Bond (12/2002)	4,672	16,186
Eurodollar December Futures (12/2003)	375	272
Eurodollar March Futures (03/2004)	164	128

		$21,553

(e) Principal amount of security is adjusted for inflation.

(f) Short sales open at September 30, 2002 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

U.S. Treasury Notes	6.500	02/15/2010	$20,000	$24,142	$23,623

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	63

Schedule of Investments (Cont.)
Long-Term U.S. Government Fund
September 30, 2002 (Unaudited)

(g) Swap agreements outstanding at September 30, 2002:

Type	Notional Amount	Unrealized (Depreciation)

Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Broker: Goldman Sachs Exp. 12/18/2004	$24,400	$(282)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 3.000%.
Broker: UBS—Warburg Exp. 12/18/2004	40,000	(247)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 3.000%.
Broker: Lehman Brothers, Inc. Exp. 12/18/2004	10,000	(81)
Receive a fixed rate equal to 0.230% and the Fund will pay to the counterparty at par in the event of default of Associates Corp. 6.000% due 04/15/2003.
Broker: UBS—Warburg Exp. 01/14/2003	3,000	(2)

		$(612)

(h) Subsequent to September 30, 2002, the issuer declared bankruptcy.

64	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

Schedule of Investments
Low Duration Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 19.9%
Banking & Finance 8.6%
Banco Nacional de Comercio Exterior
7.250% due 02/02/2004	$1,800	$1,890
Bank of America Corp.
7.875% due 12/01/2002	100	101
6.625% due 06/15/2004	1,000	1,074
Bear Stearns Cos., Inc.
6.125% due 02/01/2003	3,000	3,038
6.200% due 03/30/2003	9,700	9,890
2.380% due 05/24/2004 (a)	2,000	2,010
2.317% due 06/01/2004 (a)	3,000	3,005
Beaver Valley Funding Corp.
8.250% due 06/01/2003	318	319
Beneficial Corp.
6.575% due 12/16/2002	5,440	5,475
Capital One Bank
2.770% due 06/23/2003 (a)	1,100	1,093
CIT Group, Inc.
2.210% due 10/01/2002 (a)	10,000	10,000
2.310% due 04/07/2003 (a)	2,900	2,895
Conoco Funding Co.
6.350% due 10/15/2011	950	1,071
Credit Asset Receivable LLC
6.274% due 10/31/2003	13,032	13,112
Export-Import Bank Korea
6.500% due 11/15/2006	6,700	7,440
7.100% due 03/15/2007	6,700	7,630
Finova Group, Inc.
7.500% due 11/15/2009 (b)	2,100	651
Ford Motor Credit Co.
6.000% due 01/14/2003	15,000	15,048
1.877% due 02/13/2003 (a)	2,000	1,978
2.076% due 03/17/2003 (a)	3,000	2,963
6.125% due 04/28/2003	14,000	14,106
2.076% due 06/02/2003 (a)	600	588
2.530% due 06/23/2003 (a)	9,800	9,630
7.375% due 10/28/2009	100	95
7.875% due 06/15/2010	1,860	1,837
7.375% due 02/01/2011	580	548
Gemstone Investors Ltd.
7.710% due 10/31/2004	21,400	17,142
General Motors Acceptance Corp.
1.842% due 11/12/2002 (a)	17,400	17,374
5.875% due 01/22/2003	500	504
6.750% due 03/15/2003	3,700	3,758
1.820% due 07/20/2003 (a)	3,451	3,451
2.223% due 07/21/2003 (a)	200	198
2.142% due 08/04/2003 (a)	98,420	97,139
5.550% due 09/15/2003	3,000	3,047
5.750% due 11/10/2003	5,000	5,099
2.668% due 01/20/2004 (a)	41,720	40,965
2.670% due 03/22/2004 (a)	5,000	4,894
2.010% due 04/05/2004 (a)	1,700	1,647
2.680% due 05/04/2004 (a)	3,700	3,610
2.442% due 05/10/2004 (a)	600	584
2.620% due 05/17/2004 (a)	1,300	1,267
7.625% due 06/15/2004	1,000	1,048
6.850% due 06/17/2004	1,000	1,036
2.298% due 07/21/2004 (a)	600	578
2.321% due 07/30/2004 (a)	400	386
7.430% due 12/01/2021	395	400
Heller Financial, Inc.
2.087% due 04/28/2003 (a)	20,000	20,032
Household Finance Corp.
7.625% due 01/15/2003	10,849	10,975
6.125% due 02/27/2003	1,500	1,518
2.060% due 06/24/2003 (a)	1,500	1,485
2.146% due 05/28/2004 (a)	500	484
7.125% due 09/01/2005	50	51
7.200% due 07/15/2006	290	296
J.P. Morgan Chase & Co.
7.625% due 09/15/2004	100	109
Korea Development Bank
7.625% due 10/01/2002	21,200	21,200
6.500% due 11/15/2002	6,698	6,733
5.878% due 06/16/2003 (a)	3,500	3,570
6.625% due 11/21/2003	20,300	21,260
Lehman Brothers Holdings, Inc.
8.250% due 06/15/2007	100	117
Marsh & McLennan Cos., Inc.
6.625% due 06/15/2004	1,000	1,077
Merrill Lynch & Co.
6.130% due 04/07/2003	7,770	7,930
6.550% due 08/01/2004	100	107
Metropolitan Life Insurance Co.
6.300% due 11/01/2003	17,850	18,572
Middletown Trust
11.750% due 07/15/2010	811	836
National Rural Utilities Cooperative Finance Corp.
2.820% due 04/26/2004 (a)	1,000	1,003
6.125% due 05/15/2005	75	80
Pemex Finance Ltd.
6.125% due 11/15/2003	6,333	6,548
Pemex Project Funding Master Trust
3.360% due 01/07/2005 (a)	46,000	46,048
Rothmans Holdings
6.500% due 05/06/2003	14,000	14,350
Salomon Smith Barney Holdings, Inc.
2.142% due 05/04/2004 (a)	32,760	32,871
Salomon, Inc.
7.500% due 02/01/2003	3,000	3,055
Sears Roebuck Acceptance Corp.
6.900% due 08/01/2003	50	52
Shopping Center Associates
6.750% due 01/15/2004	11,725	12,179
Spieker Properties, Inc.
6.800% due 05/01/2004	2,000	2,107
Trinom Ltd.
5.879% due 12/18/2004 (a)	5,700	5,740
Verizon Global Funding Corp.
6.125% due 06/15/2007	136,600	142,391
Wells Fargo & Co.
6.625% due 07/15/2004	1,000	1,077
Wells Fargo Financial, Inc.
5.450% due 05/03/2004	6,250	6,570

		712,037

Industrials 5.3%
Allied Waste North America, Inc.
7.375% due 01/01/2004	5,000	4,975
Atlas Air, Inc.
8.010% due 01/02/2010	8,651	3,995
Coastal Corp.
6.500% due 05/15/2006	10,000	7,507
Conoco, Inc.
5.900% due 04/15/2004	3,100	3,255
Cox Enterprises, Inc.
2.722% due 05/01/2033 (a)	2,000	1,981
CSX Corp.
6.250% due 10/15/2008	1,197	1,322
DaimlerChrysler North America Holding Corp.
2.596% due 12/16/2002 (a)	13,900	13,915
2.132% due 08/21/2003 (a)	900	896
2.220% due 08/16/2004 (a)	1,000	986
6.900% due 09/01/2004	1,000	1,060
Eastman Chemical Co.
6.375% due 01/15/2004	250	261
Electric Lightwave, Inc.
6.050% due 05/15/2004	3,000	2,823
Enron Corp.
6.500% due 08/01/2002 (b)	13,700	1,473
6.750% due 09/01/2004 (b)	1,545	209
7.625% due 09/10/2004 (b)	2,400	324
8.375% due 05/23/2005 (b)	7,355	993
8.000% due 08/15/2005 (b)	8,300	1,702

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	65

Schedule of Investments (Cont.)
Low Duration Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

Federal-Mogul Corp.
7.500% due 07/01/2004 (b)	$28,600	$5,863
General Motors Corp.
6.250% due 05/01/2005	7,000	7,184
General Motors Nova Scotia Finance
6.850% due 10/15/2008	20,500	21,171
HCA, Inc.
8.130% due 08/04/2003	5,000	5,172
IMEXA Export Trust
10.125% due 05/31/2003	2,491	915
International Game Technology
7.875% due 05/15/2004	500	523
International Paper Co.
8.000% due 07/08/2003	10,000	10,395
ITT Destinations, Inc.
6.750% due 11/15/2005	2,000	1,930
Kellogg Co.
6.600% due 04/01/2011	290	332
Kroger Co.
7.150% due 03/01/2003	13,500	13,746
Limestone Electron Trust
8.625% due 03/15/2003	8,100	7,216
MGM Mirage, Inc.
8.500% due 09/15/2010	55	59
Nabisco, Inc.
6.125% due 02/01/2033	6,600	6,672
NWA Trust
10.230% due 06/21/2014	588	557
Occidental Petroleum Corp.
6.400% due 04/01/2003 (a)	27,945	28,494
Park Place Entertainment Corp.
7.950% due 08/01/2003	15,955	16,226
Petroleos Mexicanos
9.375% due 12/02/2008	5,500	5,926
Philip Morris Cos., Inc.
7.250% due 01/15/2003 (a)	4,050	4,100
8.250% due 10/15/2003	1,000	1,055
6.950% due 06/01/2006	25,000	27,710
Phillips Petroleum Co.
8.500% due 05/25/2005	2,000	2,291
Qwest Capital Funding, Inc.
5.875% due 08/03/2004	6,000	4,080
Qwest Corp.
5.650% due 11/01/2004	9,250	8,001
6.125% due 11/15/2005	2,330	1,992
R.J. Reynolds Holdings, Inc.
7.750% due 05/15/2006	990	1,095
Raytheon Co.
6.500% due 07/15/2005	170	181
Rollins Truck Leasing Co.
8.000% due 02/15/2003	3,000	3,054
Sonat, Inc.
7.625% due 07/15/2011	1,340	879
SR Wind Ltd.
6.992% due 05/18/2005 (a)	6,000	6,013
7.492% due 05/18/2005 (a)	3,000	3,057
System Energy Resources, Inc.
7.430% due 01/15/2011	1,195	1,302
TCI Communications, Inc.
2.520% due 03/11/2003 (a)	3,000	2,978
Time Warner Entertainment Co. L.P.
7.975% due 08/15/2004	1,950	1,936
Time Warner, Inc.
8.110% due 08/15/2006	100	96
TTX Co.
7.820% due 07/21/2003	61,000	63,610
Union Pacific Corp.
6.650% due 01/15/2011	90	101
Waste Management, Inc.
6.500% due 05/15/2004	59,000	60,131
6.500% due 11/15/2008	550	564
7.375% due 08/01/2010	1,810	1,909
Weyerhaeuser Co.
5.500% due 03/15/2005	34,200	35,554
6.125% due 03/15/2007	26,060	27,784
Williams Cos., Inc.
6.250% due 02/01/2006	110	70
7.625% due 07/15/2019	200	111

		439,712

Utilities 6.0%
ALLETE, Inc.
2.798% due 10/20/2003 (a)	100	100
Appalachian Power Co.
4.800% due 06/15/2005	34,040	34,164
Arizona Public Service Co.
5.875% due 02/15/2004	5,600	5,791
Arkansas Power & Light
6.000% due 10/01/2003	450	452
AT&T Corp.
5.625% due 03/15/2004	20,000	19,858
6.500% due 11/15/2006	5,000	4,930
British Telecom PLC
3.121% due 12/15/2003 (a)	8,900	8,884
7.875% due 12/15/2005	73,400	81,981
8.375% due 12/15/2010	285	335
CenturyTel, Inc.
7.750% due 10/15/2002	32,000	32,043
Cleveland Electric Illuminating Co.
9.500% due 05/15/2005	9,000	9,053
CMS Energy Corp.
8.375% due 07/01/2003	7,750	6,589
DTE Energy Co.
7.110% due 11/15/2038 (a)	21,000	21,584
Entergy Louisiana, Inc.
8.500% due 06/01/2003	4,000	4,140
Entergy Mississippi, Inc.
7.750% due 02/15/2003	35,000	35,593
France Telecom SA
2.665% due 07/16/2003 (a)	12,200	12,207
8.700% due 03/01/2006 (a)	35,000	37,267
Hydro-Quebec
6.300% due 05/11/2011	100	115
Illinois Power Co.
6.000% due 09/15/2003	12,500	10,875
Jersey Central Power & Light Co.
7.125% due 10/01/2004	500	501
Niagara Mohawk Power Co.
7.250% due 10/01/2002	16,634	16,634
7.375% due 08/01/2003	145	150
7.750% due 10/01/2008	2,270	2,668
NorAm Energy Corp.
6.375% due 11/01/2003	2,000	1,741
Ohio Edison Co.
8.625% due 09/15/2003	5,000	5,177
Pacific Gas & Electric Co.
7.583% due 10/31/2049 (a)(b)	46,700	43,898
Progress Energy, Inc.
7.100% due 03/01/2011	550	602
Reliant Energy Resources Corp.
8.125% due 07/15/2005	3,300	2,982
Sprint Capital Corp.
9.500% due 04/01/2003	5,800	5,456
5.700% due 11/15/2003	4,000	3,644
5.875% due 05/01/2004	8,800	7,610
7.900% due 03/15/2005	4,000	3,250
6.000% due 01/15/2007	21,000	14,449
6.125% due 11/15/2008	63,571	42,244
6.875% due 11/15/2028	30	17
Texas Utilities Corp.
9.700% due 02/28/2003	4,695	4,830
6.750% due 04/01/2003	3,875	3,956
6.875% due 08/01/2005	2,000	2,130
TXU Electric Co.
6.750% due 03/01/2003	925	941

66	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

United Illuminating Co.
6.000% due 12/15/2003	$13,000	$13,489

		502,330

Total Corporate Bonds & Notes (Cost $1,699,865)		1,654,079

U.S. GOVERNMENT AGENCIES 0.1%
Federal Farm Credit Bank
5.150% due 01/07/2003	1,000	1,010
Federal Home Loan Bank
4.125% due 08/15/2003	2,000	2,045
Freddie Mac
7.000% due 02/15/2003	1,240	1,265
Small Business Administration
4.000% due 01/25/2013 (a)	228	233
3.500% due 02/25/2014 (a)	434	440

Total U.S. Government Agencies (Cost $4,957)		4,993

U.S. TREASURY OBLIGATIONS 0.3%
Treasury Inflation Protected Securities (h)
3.375% due 01/15/2007	21,711	23,655

Total U.S. Treasury Obligations (Cost $23,351)		23,655

MORTGAGE-BACKED SECURITIES 60.9%
Collateralized Mortgage Obligations 15.3%
Amortizing Residential Collateral Trust
2.073% due 09/25/2030 (a)	5,388	5,375
Bank of America Mortgage Securities, Inc.
5.819% due 10/20/2032 (a)	44,300	45,041
Bank of America Mortgage Securities, Inc.—2A1
5.819% due 10/20/2032 (a)	44,300	45,041
Bear Stearns Adjustable Rate Mortgage Trust
6.750% due 03/25/2028	25,791	26,854
7.451% due 12/25/2030 (a)	1,715	1,722
7.491% due 12/25/2030 (a)	2,336	2,346
6.340% due 09/25/2031 (a)	19,455	19,683
6.102% due 12/25/2031 (a)	6,737	6,914
6.160% due 12/25/2031 (a)	12,771	13,106
6.247% due 01/25/2032 (a)	15,181	15,377
5.439% due 10/25/2032 (a)	9,800	9,935
Cendant Mortgage Corp.
7.217% due 03/18/2028	27,039	27,275
6.750% due 04/25/2031	3,289	3,505
Chase Commercial Mortgage Securities Corp.
7.600% due 12/18/2005	49	50
Chase Mortgage Finance Corp.
6.500% due 06/25/2013 (a)	1,249	1,256
6.750% due 06/25/2028	11,250	11,659
6.350% due 07/25/2029	2,118	2,160
Citicorp Mortgage Securities, Inc.
5.338% due 12/01/2019 (a)	171	170
6.750% due 05/25/2028	6,266	6,624
CMC Securities Corp. IV
7.250% due 10/25/2027 (a)	4,034	4,104
7.250% due 11/25/2027	3,392	3,444
CNL Commercial Loan Trust
2.464% due 10/20/2027 (a)	56,119	56,119
Commercial Trust
6.670% due 12/15/2003 (a)	2,098	1,986
Countrywide Alternative Loan Trust
8.000% due 07/25/2030	19	19
Countrywide Home Loans, Inc.
6.500% due 08/25/2032 (a)	6,876	7,052
Criimi Mae Financial Corp.
7.000% due 01/01/2033	6,200	6,696
CS First Boston Mortgage Securities Corp.
6.960% due 06/20/2029	14	14
7.500% due 02/25/2031	23,547	24,234
7.500% due 03/25/2031	9,750	10,133
2.500% due 03/25/2032 (a)	62,328	62,078
5.781% due 10/25/2032	66,792	68,250
2.360% due 08/25/2033 (a)	1,900	1,900
6.400% due 01/17/2035	71	73
1.000% due 12/19/2039	7	7
DLJ Commercial Mortgage Corp.
7.300% due 06/10/2032	195	228
DLJ Mortgage Acceptance Corp.
11.000% due 08/01/2019	413	475
6.540% due 05/25/2024 (a)	511	514
2.313% due 06/25/2026 (a)	4,347	4,358
6.850% due 12/17/2027	150	155
Drexel Burnham Lambert Trust
2.625% due 05/01/2016 (a)	13	13
Enterprise Mortgage Acceptance Co.
6.110% due 01/15/2025	40	41
E-Trade Bank Mortgage-Backed Securities Trust
7.037% due 09/25/2031	2,211	2,266
Fannie Mae
8.950% due 05/25/2003	0	0
9.000% due 07/25/2003	5	5
9.400% due 07/25/2003	1	1
6.875% due 06/25/2009	105	105
9.250% due 10/25/2018	35	40
9.500% due 03/25/2020	2,995	3,374
9.500% due 05/25/2020	574	647
9.000% due 03/25/2021	1,742	1,958
9.000% due 04/25/2021	57	64
8.000% due 12/25/2021	1,987	2,101
2.443% due 04/25/2022 (a)	100	100
Federal Housing Administration
7.430% due 10/01/2020	4,098	4,150
First Horizon Asset Securities, Inc.
6.750% due 02/25/2031	10,411	10,748
First Nationwide Trust
7.750% due 10/25/2030	5,787	5,852
Freddie Mac
8.000% due 07/01/2006	18	19
8.500% due 01/01/2007	32	34
5.750% due 01/15/2008	1	1
9.500% due 07/01/2010	38	41
6.500% due 08/15/2011	8,550	8,958
8.000% due 01/01/2012	69	74
12.500% due 09/30/2013	311	336
11.750% due 02/01/2014	1	1
10.000% due 07/15/2019	124	129
10.000% due 05/15/2020	90	94
9.000% due 12/15/2020	1,218	1,244
9.500% due 01/15/2021	484	511
8.000% due 04/15/2021	572	594
9.500% due 09/01/2021	15	16
8.000% due 04/01/2022	205	221
8.000% due 11/01/2022	144	155
8.500% due 08/01/2024	61	66
8.500% due 11/01/2024	483	521
6.250% due 04/15/2028	3,364	3,467
7.500% due 07/15/2030	5,486	5,846
2.273% due 11/15/2030 (a)	246	247
4.617% due 08/15/2032 (a)	3,453	3,410
Freddie Mac—1082C
9.000% due 05/15/2021	39	43
Freddie Mac—130E
9.000% due 05/15/2021	49	51
German American Capital Corp.
7.000% due 08/12/2010	6,800	7,634
Glendale Federal Savings & Loan
11.000% due 03/01/2010	12	12
GMAC Commercial Mortgage Corp.
2.270% due 02/20/2003 (a)	573	574
2.200% due 09/20/2005 (a)	200	200

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	67

Schedule of Investments (Cont.)
Low Duration Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

Golden Mortgage Loan
7.875% due 02/25/2031 (a)	$7,298	$7,260
Goldman Sachs Mortgage Securities Corp.
2.882% due 10/25/2032	89,100	89,100
Government National Mortgage Association
2.373% due 12/16/2025 (a)	1,375	1,379
Home Savings of America
4.274% due 05/25/2027 (a)	728	734
Impac Secured Assets CMN Owner Trust
8.000% due 07/25/2030	25,832	26,448
Imperial Savings Association
8.871% due 07/25/2017 (a)	19	19
9.900% due 02/25/2018	197	198
International Mortgage Acceptance Corp.
12.250% due 03/01/2014	66	71
LB Commercial Conduit Mortgage Trust
6.330% due 11/18/2004	74	76
Mellon Residential Funding Corp.
6.400% due 06/25/2028	16,661	16,829
6.580% due 07/25/2029 (a)	14,348	14,397
Morgan Stanley Capital I
7.328% due 01/16/2006	113	116
7.460% due 02/15/2020	11,503	11,596
10.030% due 08/15/2023	35	35
Mortgage Capital Funding, Inc.
6.325% due 10/18/2007	15,839	16,898
Nationslink Funding Corp.
6.297% due 11/10/2002	5,000	5,141
2.160% due 04/10/2007 (a)	1,804	1,809
Norwest Asset Securities Corp.
6.500% due 04/25/2028	578	587
6.500% due 01/25/2029	6,000	6,298
PHH Mortgage Services Corp.
7.315% due 02/18/2028	21,426	21,533
PNC Mortgage Securities Corp.
6.500% due 12/25/2028	11,392	11,567
6.300% due 06/25/2029	19,210	19,738
7.430% due 05/25/2040 (a)	43	43
Prudential Home Mortgage Securities
7.500% due 09/25/2007	398	414
7.000% due 01/25/2008	6,553	6,544
6.750% due 11/25/2008	5,745	5,833
7.000% due 08/25/2009	1,492	1,501
Prudential-Bache Trust
8.400% due 03/20/2021	1,763	1,863
Resecuritization Mortgage Trust
6.060% due 04/26/2021 (a)	1,567	1,567
6.500% due 04/19/2029	15,320	15,659
Residential Accredit Loans, Inc.
6.500% due 02/25/2029 (a)	8,329	8,389
7.000% due 07/25/2029	143	145
Residential Asset Securitization Trust
6.500% due 09/25/2014 (a)	215	225
2.043% due 06/25/2031	96	96
Residential Funding Mortgage Securities I
7.500% due 12/25/2025	703	711
7.500% due 07/25/2027	2,842	2,843
7.000% due 10/25/2027 (a)	6,754	6,855
6.250% due 11/25/2028	6,000	6,269
5.691% due 09/25/2032	28,100	28,609
Resolution Trust Corp.
7.039% due 10/25/2021 (a)	30	31
8.625% due 10/25/2021	5,088	5,082
9.059% due 10/25/2021	125	125
6.811% due 05/25/2029 (a)	1,394	1,405
Ryland Acceptance Corp.
11.500% due 12/25/2016	7	7
Salomon Brothers Mortgage Securities VII
6.987% due 12/25/2017 (a)	846	857
Salomon Brothers Mortgage Securities VII, Inc.
6.354% due 03/25/2024 (a)	399	400
6.551% due 10/25/2024 (a)	90	90
2.213% due 09/25/2029 (a)	60	60
7.606% due 11/25/2030	823	829
2.133% due 06/25/2032 (a)	7,189	7,174
Sears Mortgage Securities
12.000% due 02/25/2014	36	36
7.431% due 10/25/2022 (a)	786	952
Sequoia Mortgage Trust
2.120% due 08/20/2032 (a)	35,305	35,305
SLH Mortgage Trust
9.600% due 03/25/2021	307	307
Structured Asset Mortgage Investments, Inc.
6.871% due 06/25/2028 (a)	1,972	2,090
6.523% due 06/25/2029 (a)	18,690	19,362
9.180% due 06/25/2029 (a)	3,441	3,905
6.750% due 05/02/2030	1,280	1,309
2.140% due 09/19/2032 (a)	64,934	64,934
Structured Asset Securities Corp.
6.750% due 07/25/2029	8,601	8,781
2.263% due 05/25/2031 (a)	2,076	2,082
2.363% due 05/25/2031 (a)	9,743	9,518
6.250% due 01/25/2032 (a)	14,670	15,066
2.100% due 02/25/2032 (a)	16,230	16,168
2.100% due 07/25/2032 (a)	56,975	56,737
6.150% due 07/25/2032 (a)	11,685	11,991
TMA Mortgage Funding Trust
2.193% due 01/25/2029 (a)	4,528	4,528
Torrens Trust
2.040% due 07/15/2031 (a)	4,895	4,898
Union Planters Mortgage Finance Corp.
6.600% due 01/25/2028	10,248	10,371
Washington Mutual Mortgage Securities Corp.
6.196% due 07/25/2032	27,551	28,274
Wells Fargo Mortgage-Backed Securities Trust
7.000% due 02/25/2016	26,246	27,067
6.125% due 07/25/2031	9,944	10,120
6.201% due 01/25/2032 (a)	2,369	2,402
5.221% due 09/25/2032 (a)	16,000	16,253

		1,269,807

Fannie Mae 36.8%
3.875% due 07/01/2017 (a)	206	210
3.990% due 06/01/2017 (a)	52	53
4.070% due 08/01/2017 (a)	25	25
4.073% due 07/01/2018 (a)	27	27
4.657% due 04/01/2018 (a)	4,522	4,672
4.837% due 11/01/2017 (a)	211	213
4.858% due 01/01/2021 (a)	167	167
4.998% due 12/01/2023 (a)	147	151
5.248% due 11/01/2017 (a)	98	101
5.249% due 07/25/2017 (a)	1,446	1,449
5.500% due 04/01/2009-10/21/2017 (c)	1,164,263	1,198,729
5.568% due 02/01/2028 (a)	1,742	1,804
5.626% due 07/01/2017 (a)	248	253
5.721% due 04/01/2024 (a)	941	971
5.795% due 10/01/2030-11/01/2039 (a)(c)	8,293	8,515
5.912% due 07/01/2023 (a)	293	299
5.995% due 12/01/2017 (a)	72	73
6.000% due 10/01/2003-06/01/2032 (c)	1,601,060	1,663,871
6.121% due 10/01/2024 (a)	1,550	1,606
6.203% due 11/01/2018 (a)	67	67
6.248% due 01/01/2024 (a)	40	41
6.281% due 08/01/2029 (a)	11,481	11,992
6.498% due 01/01/2024 (a)	729	757
6.500% due 09/01/2005-06/01/2008 (c)	276	283
7.000% due 12/01/2006-07/01/2012 (c)	87,359	92,569
8.000% due 02/01/2027-11/01/2031 (c)	53,431	57,144
8.500% due 03/01/2008-01/01/2026 (c)	1,504	1,627
9.000% due 01/01/2025	1	2
9.500% due 07/01/2024-11/01/2025 (c)	1,776	1,966
10.000% due 02/01/2004-01/01/2025 (c)	445	498
10.500% due 06/01/2005-12/01/2024 (c)	57	61
11.000% due 11/01/2020	25	28
11.250% due 10/01/2015	20	23
11.500% due 12/01/2008-02/01/2020 (c)	30	34

68	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

11.750% due 02/01/2016	$32	$38
12.000% due 01/01/2015	4	4
13.000% due 07/01/2015	5	5
13.250% due 09/01/2011	9	11
15.500% due 10/01/2012-12/01/2012 (c)	4	4
15.750% due 12/01/2011	16	19
16.000% due 09/01/2012-12/01/2012 (c)	7	9

		3,050,371

Federal Housing Administration 0.5%
6.950% due 04/01/2014	1,879	1,891
7.000% due 08/01/2022	2,887	2,908
7.400% due 02/01/2019	30	30
7.421% due 11/01/2019	265	274
7.430% due 10/01/2019-11/01/2025 (c)	36,452	37,037

		42,140

Freddie Mac 0.3%
4.375% due 03/01/2017 (a)	125	126
5.625% due 01/01/2017 (a)	21	21
6.000% due 09/01/2006-03/01/2011 (c)	4,881	5,048
6.048% due 06/01/2024 (a)	334	343
6.073% due 02/01/2020 (a)	1,402	1,452
6.307% due 09/01/2023 (a)	107	111
6.336% due 11/01/2022 (a)	891	913
6.355% due 12/01/2022 (a)	296	306
6.365% due 11/01/2023 (a)	245	251
6.383% due 10/01/2023 (a)	503	515
6.389% due 03/01/2024 (a)	34	35
6.462% due 01/01/2024 (a)	902	929
6.529% due 07/01/2018 (a)	190	196
6.617% due 01/01/2024 (a)	391	406
6.828% due 10/01/2027 (a)	537	561
7.500% due 09/01/2006	20	21
8.000% due 03/01/2007-12/01/2024 (c)	1,710	1,839
8.250% due 10/01/2007-01/01/2009 (c)	48	52
8.500% due 10/01/2002-11/01/2025 (c)	4,957	5,344
9.000% due 07/01/2004-08/01/2022 (c)	1,465	1,621
9.500% due 12/01/2004-02/01/2025 (c)	143	156
9.750% due 11/01/2008	303	335
10.000% due 04/01/2015-10/01/2019 (c)	49	55
10.500% due 10/01/2010-02/01/2016 (c)	14	16
10.750% due 09/01/2009-08/01/2011 (c)	195	222
11.500% due 10/01/2015-01/01/2016 (c)	36	41
11.750% due 11/01/2010-08/01/2015 (c)	4	4
12.000% due 09/01/2013	1	2
14.000% due 09/01/2012-04/01/2016 (c)	7	8
14.500% due 12/01/2010	2	2
15.000% due 08/01/2011-12/01/2011 (c)	2	3

		20,934

Government National Mortgage Association 8.0%
4.500% due 05/20/2030 (a)	184	188
5.000% due 01/20/2032-02/20/2032 (a)(c)	62,367	63,823
5.375% due 03/20/2019-06/20/2027 (a)(c)	21,112	21,788
6.000% due 07/20/2030 (a)	222	225
6.375% due 04/20/2016-03/20/2017 (a)(c)	77	79
6.500% due 05/15/2023-10/15/2023 (c)	377	396
6.625% due 10/20/2023-12/20/2027 (a)(c)	21,906	22,666
6.750% due 08/20/2022-07/20/2027 (a)(c)	28,870	29,766
7.000% due 03/15/2011-10/23/2032 (c)	470,239	493,900
7.500% due 03/15/2022-11/15/2026 (c)	2,905	3,107
7.750% due 09/20/2026 (a)	41	42
8.000% due 11/15/2006-12/15/2024 (c)	14,601	15,887
8.500% due 12/15/2021-04/15/2022 (c)	21	23
9.000% due 06/20/2016-12/15/2030 (c)	8,861	9,705
9.500% due 10/15/2016-06/15/2025 (c)	62	70
9.750% due 07/15/2017-10/15/2017 (c)	207	235
10.000% due 10/15/2013-11/15/2025 (c)	44	50
10.500% due 11/15/2019-02/15/2021 (c)	12	14
11.000% due 09/15/2010	4	4
11.500% due 08/15/2018	22	26
11.750% due 08/15/2013-08/15/2015 (c)	36	42
12.000% due 06/20/2015	5	6
13.000% due 10/15/2013	5	6
13.500% due 05/15/2011-11/15/2012 (c)	19	23
16.000% due 12/15/2011-02/15/2012 (c)	19	24

		662,095

Stripped Mortgage-Backed Securities 0.0%
Fannie Mae (IO)
0.950% due 03/25/2009 (a)	7,034	123
6.000% due 02/25/2008	60	0
6.500% due 03/25/2009	471	47
6.500% due 03/25/2009	1,145	110
6.500% due 05/25/2019	1,566	20
6.500% due 04/25/2020	758	9
6.500% due 03/25/2023	1,251	142
6.600% due 03/25/2024 (a)	1,817	47
7.000% due 05/25/2021	678	13
256.000% due 11/01/2008	11	42
859.771% due 02/25/2022	6	68
Fannie Mae (PO)
0.000% due 09/25/2022	8	7
Freddie Mac (IO)
4.000% due 01/15/2024	20,281	2,415
6.000% due 02/15/2008	12	0
6.500% due 05/15/2019	79	0
6.500% due 06/15/2019	120	0
6.500% due 04/15/2022	883	71
7.000% due 05/15/2023	140	14
1049.625% due 04/15/2021	1	3
Prudential Home Mortgage Securities (IO)
0.262% due 04/25/2009 (a)	24,550	69

		3,200

Total Mortgage-Backed Securities (Cost $4,982,918)		5,048,547

ASSET-BACKED SECURITIES 5.6%
Ace Securities Corp.
2.153% due 06/25/2032 (a)	13,954	13,931
Advanta Mortgage Loan Trust
7.760% due 05/25/2018	22,700	23,518
Ameriquest Mortgage Securities, Inc.
2.143% due 06/15/2030 (a)	95	95
2.123% due 07/15/2030 (a)	190	190
2.120% due 05/25/2032 (a)	11,087	11,079
2.080% due 08/25/2032 (a)	30,540	30,459
Amresco Residential Securities Mortgage Loan Trust
2.040% due 07/25/2027 (a)	85	85
Asset-Backed Securities Home Equity Corp.
2.083% due 06/15/2031 (a)	260	260
Capital Asset Research Funding LP
6.400% due 12/15/2004	37	38
Champion Home Equity Loan Trust
6.737% due 05/25/2028 (a)	1,733	1,768
CIT Group Home Equity Loan Trust
2.083% due 06/25/2033 (a)	47,500	47,422
CIT Marine Trust
5.800% due 04/15/2010	59	60
Community Program Loan Trust
4.500% due 10/01/2018	13,151	13,341
Compucredit Credit Card Master Trust
2.043% due 03/15/2007 (a)	32,000	32,020
Countrywide Asset-Backed Certificates
2.043% due 06/25/2031 (a)	24,309	24,286
CS First Boston Mortgage Securities Corp.
2.083% due 12/15/2030 (a)	340	340
2.170% due 03/25/2032 (a)	34,940	34,800
Embarcadero Aircraft Securitization Trust
2.303% due 08/15/2025 (a)	4,900	4,018
EQCC Home Equity Loan Trust
1.983% due 10/15/2027 (a)	134	134
Equity One ABS, Inc.
7.325% due 03/25/2014	736	737
2.090% due 11/25/2032 (a)	58,499	58,110
GF Funding Corp.
6.890% due 01/20/2006	5,738	5,676

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	69

Schedule of Investments (Cont.)
Low Duration Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

Green Tree Financial Corp.
6.550% due 02/15/2027	$988	$996
7.400% due 06/15/2027	9,399	9,782
Green Tree Home Improvement Loan Trust
1.993% due 08/15/2029 (a)	283	282
Home Equity Mortgage Trust
6.177% due 06/25/2032 (a)	35,618	36,553
Household Mortgage Loan Trust
2.120% due 05/20/2032 (a)	13,799	13,792
IMC Home Equity Loan Trust
2.035% due 10/20/2027 (a)	1,552	1,550
Irwin Home Equity Loan Trust
7.460% due 09/25/2014	3,224	3,236
2.188% due 06/25/2021 (a)	91	91
2.100% due 06/25/2029 (a)	12,727	12,695
Marriott Vacation Club Owner Trust
2.170% due 09/20/2017 (a)	5,286	5,284
Merrill Lynch Mortgage Investors, Inc.
0.000% due 07/25/2004	32,600	2,791
Morgan Stanley Dean Witter Capital I
2.143% due 07/25/2032 (a)	14,585	14,544
Oakwood Mortgage Investors, Inc.
2.123% due 03/15/2014 (a)	12,734	12,740
Ocwen Mortgage Loan Trust
2.122% due 10/25/2029 (a)	93	92
Option One Mortgage Loan Trust
2.103% due 09/25/2030 (a)	1,189	1,187
Pacificamerica Home Equity Loan
2.033% due 04/25/2028 (a)	64	64
Renaissance Home Equity Loan Trust
2.160% due 08/25/2032 (a)	14,756	14,781
Saxon Asset Securities Trust
7.205% due 01/25/2019	65	66
SLM Student Loan Trust
2.342% due 04/25/2006 (a)	1,318	1,320
Vanderbilt Acquisition Loan Trust
3.280% due 01/07/2013	27,220	27,474
WMC Mortgage Loan
2.163% due 05/15/2030 (a)	3,121	3,115

Total Asset-Backed Securities (Cost $463,545)		464,802

SOVEREIGN ISSUES 0.6%
Republic of Brazil
3.062% due 04/15/2006 (a)	64,512	42,501
3.125% due 04/15/2009 (a)	2,306	1,153
11.000% due 01/11/2012	3,000	1,357
Republic of Panama
8.250% due 04/22/2008	5,500	5,294

Total Sovereign Issues (Cost $69,020)		50,305

PURCHASED PUT OPTIONS 0.0%
PNC Mortgage Securities Corp. (OTC)
7.430% due 05/25/2040
Strike @ 100.000 Exp. 04/01/2005	300	0

Total Purchased Put Options (Cost $0)		0

PREFERRED STOCK 0.0%
	Shares
Home Ownership Funding
13.331% due 12/31/2049	3,000	1,942
Rhone-Poulenc SA
8.125% due 12/31/2049	13,000	334

Total Preferred Stock (Cost $3,213)		2,276

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 33.3%
Commercial Paper 32.9%
AT&T Corp.
3.720% due 04/18/2003	$62,300	58,630
BP Amoco Capital PLC
1.970% due 10/01/2002	290,000	290,000
CDC
1.750% due 11/04/2002	250,000	249,477
Fannie Mae
1.860% due 10/01/2002	23,000	23,000
1.720% due 11/27/2002	315,000	314,142
1.710% due 12/18/2002	108,100	107,690
Federal Home Loan Bank
1.680% due 10/17/2002	182,000	181,864
1.680% due 10/23/2002	100,000	99,897
Freddie Mac
1.700% due 10/31/2002 (d)	500	499
1.710% due 10/31/2002	150,000	149,786
HBOS Treasury Services PLC
1.740% due 10/23/2002	53,600	53,543
1.730% due 11/20/2002	150,000	149,640
Rabobank Nederland NV
1.920% due 10/01/2002	290,000	290,000
Shell Finance (UK) PLC
1.700% due 11/19/2002	80,000	79,815
TotalFinaElf SA
1.970% due 10/31/2002	280,000	280,000
UBS Finance, Inc.
1.970% due 12/18/2002	400,000	400,000

		2,727,983

Repurchase Agreement 0.2%
State Street Bank
1.550% due 10/01/2002	18,000	18,000

(Dated 09/30/2002. Collateralized by Federal Farm Credit Bank 3.125% due 10/01/2003 valued at $18,363. Repurchase proceeds are $18,000.)
U.S. Treasury Bills 0.2%
1.618% due 11/14/2002-11/29/2002 (c)(d)	16,175	16,139

Total Short-Term Instruments (Cost $2,765,801)		2,762,122

Total Investments 120.7% (Cost $10,012,670)		$10,010,779
Written Options (e) (0.0%) (Premiums $7,346)		(113)
Other Assets and Liabilities (Net) (20.7%)		(1,717,148)

Net Assets 100.0%		$8,293,518

70	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

Notes to Schedule of Investments (amounts in thousands):

(a) Variable rate security. The rate listed is as of September 30, 2002.

(b) Security is in default.

(c) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(d) Securities with an aggregate market value of $13,146 have been segregated with the custodian to cover margin requirements for the following open futures contracts at September 30, 2002:

Type	# of Contracts	Unrealized Appreciation

Euro-Bobl 5 Year Note (12/2002)	6,959	$14,135
Euribor March Futures (03/2003)	2,285	6,115
Euribor June Futures (06/2003)	412	274
Eurodollar June Futures (06/2003)	2,468	7,288
Euribor Option March Futures (03/2003)	1,139	262

		$28,074

(e) Premiums received on written options:

Type	# of Contracts	Premium	Value

Put—CME Eurodollar December Futures Strike @ 96.000 Exp. 12/16/2002	6,533	$3,640	$82
Put—CME Eurodollar December Futures Strike @ 96.500 Exp. 12/16/2002	4,944	3,706	31

		$7,346	$113

(f) Foreign forward currency contracts outstanding at September 30, 2002:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation

Buy	EC	34,882	11/2002	$229
Sell	JY	2,357,726	12/2002	556

				$785

(g) Principal amount denoted in indicated currency:

EC—Euro
JY—Japanese Yen

(h) Principal amount of security is adjusted for inflation.

(i) Swap agreements outstanding at September 30, 2002:

Type	Notional Amount		Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Broker: J.P. Morgan Chase & Co. Exp. 03/15/2032	EC	148,500	$3,939
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Broker: Morgan Stanley Exp. 03/15/2032	BP	95,800	(4,721)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 0.390%.
Broker: Goldman Sachs Exp. 06/18/2007	JY	4,481,100	45
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 1.805%.
Broker: Morgan Stanley Exp. 01/11/2011		3,285,600	(2,062)
Receive a fixed rate equal to 0.430% and the Fund will pay to the counterparty at par in the event of default of Time Warner, Inc. 7.750% due 06/15/2005.
Broker: Lehman Brothers, Inc. Exp. 07/11/2003		$20,000	(826)
Receive a fixed rate equal to 0.230% and the Fund will pay to the counterparty at par in the event of default of Associates Corp. 6.000% due 04/15/2003.
Broker: UBS—Warburg Exp. 01/14/2003		43,000	(21)
Receive a fixed rate equal to 0.510% and the Fund will pay to the counterparty at par in the event of default of Time Warner, Inc. 7.750% due 06/15/2005.
Broker: Lehman Brothers, Inc. Exp. 01/25/2005		5,000	(172)
Receive a fixed rate equal to 0.810% and the Fund will pay to the counterparty at par in the event of default of Verizon Global Funding 6.750% due 12/01/2005.
Broker: Goldman Sachs Exp. 06/15/2004		50,000	(2,130)
Receive a fixed rate equal to 0.850% and the Fund will pay to the counterparty at par in the event of default of Verizon Global Funding 6.750% due 12/01/2005.
Broker: J.P. Morgan Chase & Co. Exp. 06/12/2004		30,000	(1,411)
Receive a fixed rate equal to 1.500% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Broker: Credit Suisse First Boston Exp. 04/24/2003		10,000	(51)
Receive a fixed rate equal to 1.200% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 9.625% due 02/08/2011.
Broker: Credit Suisse First Boston Exp. 06/03/2003		5,000	(18)
Receive a fixed rate equal to 5.500% and the Fund will pay to the counterparty at par in the event of default of CIT Group, Inc. 7.750% due 04/02/2012.
Broker: Morgan Stanley Exp. 06/20/2003		10,000	240

			$(7,188)

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	71

Schedule of Investments
Money Market Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 5.0%
Banking & Finance 3.7%
Associates Corp. of North America
6.375% due 10/15/2002	$200	$200
Bank of America Corp.
10.000% due 02/01/2003	200	205
Bank One North America
7.375% due 12/01/2002	40	40
Bear Stearns Cos., Inc.
2.148% due 03/28/2003 (a)	5,000	5,007
General Electric Capital Corp.
6.520% due 10/08/2002	865	866
5.930% due 01/17/2003	5,000	5,052
7.000% due 02/03/2003	2,325	2,360
8.700% due 02/15/2003	250	256
Heller Financial, Inc.
6.400% due 01/15/2003	566	573
Merrill Lynch & Co., Inc.
6.000% due 02/12/2003	100	101
Morgan Stanley, Dean Witter, Discover & Co.
6.875% due 03/01/2003	125	127
Paine Webber Group, Inc.
7.020% due 02/14/2003	100	102
Wells Fargo Financial, Inc.
6.250% due 11/01/2002	100	100

		14,989

Industrials 0.0%
E.I. du Pont de Nemours & Co.
6.750% due 10/15/2002	60	60

Utilities 1.3%
Southwestern Bell Telephone Co.
6.250% due 10/15/2002	5,000	5,007

Total Corporate Bonds & Notes (Cost $20,056)		20,056

U.S. GOVERNMENT AGENCIES 0.4%
Fannie Mae
4.020% due 10/04/2004	1,500	1,501

Total U.S. Government Agencies (Cost $1,501)		1,501

SHORT-TERM INSTRUMENTS 94.0%
Commercial Paper 93.5%
Abbey National North America
1.750% due 12/12/2002	8,000	7,972
Electricite De France
1.740% due 10/31/2002	3,000	2,996
Fannie Mae
1.860% due 10/01/2002	79,800	79,800
1.690% due 10/23/2002	21,500	21,478
1.715% due 10/30/2002	5,000	4,993
1.720% due 11/06/2002	16,000	15,973
1.710% due 11/20/2002	13,400	13,368
Federal Home Loan Bank
1.658% due 10/23/2002	13,000	12,987
1.680% due 10/28/2002	21,500	21,473
Freddie Mac
1.860% due 10/01/2002	63,000	63,000
1.650% due 10/24/2002	13,000	12,986
1.710% due 10/31/2002	1,000	999
GlaxoSmithKline PLC
1.680% due 11/13/2002	17,700	17,665
HBOS Treasury Services PLC
1.700% due 10/07/2002	1,000	1,000
1.730% due 10/15/2002	4,000	3,997
1.700% due 11/14/2002	6,000	5,988
Pfizer, Inc.
1.730% due 10/28/2002	12,000	11,984
Shell Finance
1.750% due 12/10/2002	15,000	14,949
Svenska Handelsbank
1.730% due 10/30/2002	17,000	16,976
Swedbank Forenings PLC
1.760% due 11/12/2002	10,000	9,979
TotalFinaElf SA
1.740% due 10/31/2002	14,200	14,179
UBS Finance, Inc.
1.750% due 12/18/2002	16,000	15,939
Westpac Trust Securities NZ Ltd.
1.710% due 12/05/2002	6,000	5,981

		376,662

Repurchase Agreement 0.5%
State Street Bank
1.550% due 10/01/2002	2,000	2,000

(Dated 09/30/2002. Collateralized by Federal Farm Credit Bank 3.125% due 10/01/2003 valued at $2,043. Repurchase proceeds are $2,000.)
Total Short-Term Instruments (Cost $378,662)		378,662

Total Investments 99.4% (Cost $400,219)		$400,219
Other Assets and Liabilities (Net) 0.6%		2,521

Net Assets 100.0%		$402,740

Notes to Schedule of Investments (amounts in thousands):

(a) Variable rate security. The rate listed is as of September 30, 2002.

72	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

Schedule of Investments
Real Return Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 8.2%
Banking & Finance 6.4%
Allstate Financial Global Funding
7.125% due 09/26/2005	$5,000	$5,598
Atlas Reinsurance PLC
4.563% due 04/04/2003 (a)	6,700	6,725
5.563% due 10/04/2004 (a)	4,400	4,433
4.387% due 01/07/2005 (a)	1,250	1,260
8.650% due 04/07/2005 (a)	8,250	8,250
Bear Stearns Cos., Inc.
2.210% due 12/01/2003 (a)	500	501
2.400% due 09/21/2004 (a)	1,000	999
Boeing Capital Corp.
5.650% due 05/15/2006	5,000	5,242
CIT Group, Inc.
2.325% due 04/07/2003 (a)	300	299
5.625% due 05/17/2004	1,000	1,024
Export-Import Bank Korea
6.500% due 11/15/2006	2,500	2,776
Finova Group, Inc.
7.500% due 11/15/2009	840	260
Ford Motor Credit Co.
2.550% due 04/17/2003 (a)	36,000	35,560
2.040% due 11/24/2003 (a)	3,000	2,910
2.236% due 01/26/2004 (a)	8,200	7,882
2.690% due 03/08/2004 (a)	1,000	957
2.070% due 04/26/2004 (a)	2,000	1,889
6.700% due 07/16/2004	300	302
3.675% due 10/25/2004 (a)	18,000	17,175
2.305% due 06/30/2005 (a)	3,100	2,804
2.295% due 07/18/2005 (a)	44,750	40,393
General Motors Acceptance Corp.
2.121% due 12/09/2002 (a)	2,000	1,997
5.875% due 01/22/2003	2,550	2,571
2.071% due 03/10/2003 (a)	2,800	2,782
2.410% due 05/16/2003 (a)	19,925	19,780
2.223% due 07/21/2003 (a)	6,500	6,422
2.250% due 08/04/2003 (a)	5,000	4,935
2.580% due 01/20/2004 (a)	2,400	2,357
2.110% due 04/05/2004 (a)	700	678
2.612% due 05/04/2004 (a)	19,600	19,122
2.457% due 05/17/2004 (a)	3,100	3,022
2.150% due 05/28/2004 (a)	2,000	1,930
2.210% due 07/21/2004 (a)	46,400	44,717
Goldman Sachs Group
2.297% due 12/01/2004 (a)	1,600	1,598
Heller Financial, Inc.
2.188% due 04/28/2003 (a)	3,000	3,005
Korea Development Bank
5.878% due 06/16/2003 (a)	500	510
Merrill Lynch & Co.
2.120% due 02/04/2003 (a)	2,000	2,001
2.140% due 08/01/2003 (a)	4,000	4,007
Merrill Lynch & Co., Inc.
2.201% due 05/21/2004 (a)	2,100	2,100
Morgan Stanley, Dean Witter & Co.
2.101% due 02/21/2003 (a)	1,500	1,501
2.006% due 03/11/2003 (a)	2,000	2,001
National Australia Bank Ltd.
2.535% due 05/19/2010 (a)	1,500	1,507
National Rural Utilities Cooperative Finance Corp.
2.010% due 07/17/2003 (a)	10,000	9,957
NeHi, Inc.
6.196% due 06/09/2003 (a)	3,000	3,046
Pemex Finance Ltd.
6.125% due 11/15/2003	167	172
Premium Asset Trust
2.105% due 11/27/2004 (a)	5,000	5,015
Protective Life Funding Trust
2.320% due 01/17/2003 (a)	1,000	1,001
Prudential Funding Corp.
6.375% due 07/23/2006	7,000	7,699
Redwood Capital I Ltd.
7.360% due 01/01/2003 (a)	17,000	16,927
Redwood Capital II Ltd.
4.860% due 01/01/2004 (a)	33,000	32,870
Residential Reinsurance Ltd.
6.887% due 06/01/2004 (a)	4,500	4,574
6.797% due 06/01/2005 (a)	15,900	15,940
Salomon, Smith Barney Holdings
2.120% due 02/18/2003 (a)	1,000	1,001
2.178% due 04/28/2003 (a)	3,000	3,003
Textron Financial Corp.
2.240% due 12/09/2002 (a)	1,000	999
Trinom Ltd.
5.895% due 12/18/2004 (a)	6,500	6,546
Wachovia Bank North America
2.010% due 02/20/2004 (a)	2,250	2,256
Wachovia Corp.
7.550% due 08/18/2005	12,500	14,088
Washington Mutual Bank
2.070% due 05/14/2004 (a)	1,700	1,704
2.220% due 05/17/2004 (a)	17,900	17,936
Western Capital
7.021% due 01/07/2003 (a)	5,000	5,000

		425,516

Industrials 1.1%
AIC Corp.
2.187% due 10/02/2002 (a)	250	250
American Airlines, Inc.
6.978% due 04/01/2011	2,992	3,103
Coastal Corp.
2.460% due 07/21/2003 (a)	9,000	8,553
Conoco, Inc.
2.596% due 10/15/2002 (a)	8,000	8,002
Cox Enterprises, Inc.
2.812% due 05/01/2033 (a)	2,000	1,981
DaimlerChrysler North America Holding Corp.
2.656% due 12/16/2002 (a)	4,193	4,198
2.230% due 08/16/2004 (a)	5,000	4,931
Delta Air Lines, Inc.
8.540% due 01/02/2007	3,541	3,137
Fred Meyer, Inc.
7.375% due 03/01/2005	2,000	2,195
Petroleos Mexicanos
9.500% due 09/15/2027	14,350	15,785
SR Wind Ltd.
6.992% due 05/18/2005 (a)	2,000	2,004
7.492% due 05/18/2005 (a)	3,500	3,567
United Air Lines, Inc.
2.301% due 12/02/2002 (a)	1,109	1,001
Walt Disney Co.
4.500% due 09/15/2004	15,000	15,227
Waste Management, Inc.
7.100% due 08/01/2026	1,500	1,522

		75,456

Utilities 0.7%
ALLETE, Inc.
2.798% due 10/20/2003 (a)	2,500	2,494
British Telecom PLC
3.181% due 12/15/2003 (a)	6,200	6,189
7.875% due 12/15/2005	10,750	12,007
Deutsche Telekom International Finance BV
7.750% due 06/15/2005	10,000	10,733
Dominion Resources, Inc.
7.600% due 07/15/2003	5,000	5,160
Entergy Gulf States, Inc.
3.097% due 06/02/2003 (a)	5,500	5,499
Hawaiian Electric Industries, Inc.
2.876% due 04/15/2003 (a)	2,000	2,003
WorldCom, Inc.
7.375% due 01/15/2003 (b)	1,000	125

		44,210

Total Corporate Bonds & Notes (Cost $545,907)		545,182

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	73

Schedule of Investments (Cont.)
Real Return Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)		Value (000s)

U.S. TREASURY OBLIGATIONS 97.2%
Treasury Inflation Protected Securities (e)
3.375% due 01/15/2007 (c)		$474,159	$516,611
3.625% due 01/15/2008 (d)		1,339,074	1,477,585
3.875% due 01/15/2009 (d)		9,032	10,158
4.250% due 01/15/2010 (d)		1,219,662	1,405,851
3.500% due 01/15/2011		263,861	292,556
3.375% due 01/15/2012		99,396	109,972
3.000% due 07/15/2012		69,112	74,404
3.625% due 04/15/2028		759,721	894,453
3.875% due 04/15/2029 (d)		1,299,768	1,599,529
3.375% due 04/15/2032		63,616	74,073

Total U.S. Treasury Obligations (Cost $6,023,797)			6,455,192

MORTGAGE-BACKED SECURITIES 0.1%
Collateralized Mortgage Obligations 0.1%
Bear Stearns Adjustable Rate Mortgage Trust
5.174% due 11/25/2030 (a)		2,547	2,632
Freddie Mac
6.500% due 01/25/2028		100	107
7.000% due 10/15/2030		3,000	3,204
Mellon Residential Funding Corp.
2.700% due 10/20/2029 (a)		800	808

			6,751

Fannie Mae 0.0%
6.066% due 10/01/2024 (a)		191	202

Federal Housing Administration 0.0%
7.430% due 12/01/2020		115	119

Total Mortgage-Backed Securities (Cost $6,997)			7,072

ASSET-BACKED SECURITIES 0.2%
AFC Home Equity Loan Trust
2.070% due 03/25/2027 (a)		98	98
American Residential Eagle Trust
2.190% due 07/25/2029 (a)		1,793	1,792
Asset Backed Securities Corp. Home Equity
2.210% due 06/21/2029 (a)		727	728
Conseco Finance
7.890% due 07/15/2018 (b)		1,176	1,198
8.170% due 12/15/2025 (b)		2,000	2,129
Conseco Finance Home Loan Trust
8.880% due 06/15/2024 (b)		750	799
Conseco Finance Securitizations Corp.
8.480% due 12/01/2031 (b)		3,000	3,208
EQCC Home Equity Loan Trust
2.088% due 03/20/2030 (a)		108	107
SLM Student Loan Trust
2.369% due 04/25/2006 (a)		251	252
4.373% due 01/25/2007 (a)		84	84

Total Asset-Backed Securities (Cost $10,263)			10,395

SOVEREIGN ISSUES 0.0%
United Mexican States Value Recovery Right
0.000% due 06/30/2003 (a)		718	2
0.000% due 06/30/2004 (a)		718	1
0.000% due 06/30/2005 (a)		718	0

Total Sovereign Issues (Cost $0)			3

FOREIGN CURRENCY-DENOMINATED ISSUES (h)(i) 0.8%
Caisse D’amort Dette Soc
3.800% due 07/25/2006 (e)	EC	5,244	5,422
Commonwealth of New Zealand
4.500% due 02/15/2016	N$	34,200	18,848
Republic of France
3.000% due 07/25/2012 (e)	EC	28,034	28,597

Total Foreign Currency-Denominated Issues (Cost $45,315)			52,867

CONVERTIBLE BONDS & NOTES 0.5%
Banking & Finance 0.4%
Verizon Global Funding Corp.
5.750% due 04/01/2003		10,000	10,120
5.750% due 04/01/2003		3,000	3,019
4.250% due 09/15/2005		13,250	13,449

			26,588

Industrials 0.1%
Nabors Industries Ltd.
0.000% due 06/20/2020		5,000	3,256

Total Convertible Bonds & Notes (Cost $29,648)			29,844

SHORT-TERM INSTRUMENTS 3.2%
Commercial Paper 2.6%
Federal Home Loan Bank
1.680% due 10/25/2002		20,000	19,977
Freddie Mac
1.650% due 10/18/2002		7,500	7,494
1.700% due 10/31/2002 (c)		70	70
1.710% due 10/31/2002		25,000	24,964
TotalFinaElf SA
1.745% due 10/23/2002		20,000	19,979
1.770% due 10/24/2002		40,000	39,955
UBS Finance, Inc.
1.970% due 12/18/2002		64,000	64,000

			176,439

Repurchase Agreement 0.5%
State Street Bank
1.550% due 10/01/2002		33,027	33,027

(Dated 09/30/2002. Collateralized by Federal Home Loan Bank 1.970% due 10/08/2003 valued at $8,191 and 1.900% due 09/23/2003 valued at $25,501. Repurchase proceeds are $33,028.)
U.S. Treasury Bills 0.1%
1.602% due 11/14/2002-11/29/2002 (f)		4,245	4,235

Total Short-Term Instruments (Cost $213,701)			213,701

Total Investments 110.2% (Cost $6,875,628)			$7,314,256
Other Assets and Liabilities (Net) (10.2%)			(675,920)

Net Assets 100.0%			$6,638,336

Notes to Schedule of Investments (amounts in thousands):

(a) Variable rate security. The rate listed is as of September 30, 2002.

(b) Security is in default.

74	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

(c) Securities with an aggregate market value of $1,282 have been segregated with the custodian to cover margin requirements for the following open futures contracts at September 30, 2002:

Type	# of Contracts	Unrealized Appreciation/ (Depreciation)

U.S. Treasury 5 Year Note (12/2002)	24	$(60)
U.S. Treasury 10 Year Note (12/2002)	345	(135)
U.S. Treasury 30 Year Bond (12/2002)	9	(31)

		$(226)

(d) Security, or portion thereof, subject to financing transaction.

(e) Principal amount of security is adjusted for inflation.

(f) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(g) Short sales open at September 30, 2002 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

U.S. Treasury Bonds	6.250	05/15/2030	$14,400	$17,574	$17,308
U.S. Treasury Notes	5.250	08/15/2003	73,100	75,527	75,341
U.S. Treasury Notes	3.875	01/15/2009	232,542	261,537	257,311
U.S. Treasury Notes	4.625	05/15/2006	8,600	9,311	9,189
U.S. Treasury Notes	4.375	05/15/2007	25,000	26,991	26,407

				$390,940	$385,556

(h) Foreign forward currency contracts outstanding at September 30, 2002:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation/ (Depreciation)

Sell	EC	24,713	11/2002	$(156)
Sell	N$	36,053	10/2002	0

				$(156)

(i) Principal amount denoted in indicated currency:

EC - Euro
N$ - New Zealand Dollar

(j) Swap agreements outstanding at September 30, 2002:

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)

Receive floating rate based on 3-month LIBOR plus 0.470% and pay a fixed rate equal to 7.750%.
Broker: Morgan Stanley Exp. 06/15/2005	$10,000	$(1,233)
Receive floating rate based on 3-month LIBOR plus 0.500% and pay a fixed rate equal to 7.600%.
Broker: Lehman Brothers, Inc. Exp. 07/15/2003	5,000	(211)
Receive floating rate based on 3-month LIBOR plus 1.000% and pay a fixed rate equal to 0.000%.
Broker: Morgan Stanley Exp. 06/20/2003	3,042	(112)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Broker: Bank of America Exp. 06/15/2003	15,900	(103)
Receive a fixed rate equal to 0.410% and the Fund will pay to the counterparty at par in the event of default of Time Warner, Inc. 7.750% due 06/15/2005.
Broker: Goldman Sachs Exp. 11/10/2002	1,000	(8)
Receive a fixed rate equal to 0.200% and the Fund will pay to the counterparty at par in the event of default of Fannie Mae 5.375% due 10/15/2011.
Broker: Morgan Stanley Exp. 05/03/2005	80,000	41
Receive a fixed rate equal to 5.000% and the Fund will pay to the counterparty at par in the event of default of El Paso Corp. 7.000% due 05/15/2011.
Broker: Merrill Lynch Exp. 09/15/2003	15,000	(2,424)

		$(4,050)

Type	Fixed Spread (%)	Notional Amount	Unrealized (Depreciation)

Receive a fixed spread and pay the 5-year Swap Spread. The 5-year Swap Spread is the difference between the 5-year Swap Rate and the 5-year Treasury Rate.
Broker: Bank of America Exp. 11/15/2002	0.571	$75,000	$(656)

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	75

Schedule of Investments
Short-Term Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 46.1%
Banking & Finance 18.2%
Banco Nacional Obra Services
9.625% due 11/15/2003 (a)	$3,900	$4,183
Bankunited FSB
5.400% due 02/02/2004	4,000	4,157
Bear Stearns Cos., Inc.
5.125% due 02/22/2004 (a)	4,200	4,137
2.210% due 09/21/2004 (a)	900	899
2.410% due 07/15/2005 (a)	5,000	5,005
2.130% due 09/16/2005 (a)	5,000	4,930
Chrysler Financial Co. LLC
1.990% due 02/05/2003 (a)	1,000	998
CIT Group, Inc.
5.920% due 11/08/2002	1,000	1,003
7.375% due 03/15/2003	5,550	5,665
7.500% due 11/14/2003	6,900	7,166
5.625% due 05/17/2004	5,200	5,327
7.125% due 10/15/2004	9,890	10,492
Citigroup, Inc.
5.500% due 08/19/2003 (a)	11,040	11,145
Countrywide Home Loans
2.056% due 06/03/2003 (a)	2,800	2,794
Deutsche Telekom International Finance BV
7.750% due 06/15/2005	54,960	58,986
EOP Operating LP
6.375% due 02/15/2003	10,780	10,927
Ford Motor Credit Co.
7.500% due 01/15/2003	2,450	2,468
6.125% due 04/28/2003	2,000	2,015
2.110% due 06/20/2003 (a)	900	880
2.690% due 03/08/2004 (a)	43,800	41,898
2.070% due 04/26/2004 (a)	17,400	16,432
2.210% due 07/19/2004 (a)	6,700	6,341
3.726% due 10/25/2004 (a)	10,500	10,019
2.295% due 07/18/2005 (a)	10,000	9,026
Gemstone Investors Ltd.
7.710% due 10/31/2004	3,000	2,403
General Motors Acceptance Corp.
2.160% due 10/07/2002 (a)	625	625
2.090% due 12/09/2002 (a)	3,300	3,294
5.920% due 12/16/2002	5,000	5,023
5.800% due 03/12/2003	1,500	1,517
5.950% due 03/14/2003	1,700	1,721
1.857% due 08/18/2003 (a)	16,575	16,318
2.070% due 11/07/2003 (a)	10,000	9,817
2.580% due 01/20/2004 (a)	14,040	13,786
2.612% due 05/04/2004 (a)	23,050	22,488
2.210% due 07/21/2004 (a)	9,300	8,963
Golden State Holdings
2.822% due 08/01/2003 (a)	14,900	14,852
7.000% due 08/01/2003	30,845	31,717
7.125% due 08/01/2005	425	463
Household Finance Corp.
2.120% due 08/07/2003 (a)	17,950	17,759
3.140% due 03/11/2004 (a)	6,650	6,554
5.750% due 01/30/2007	23,000	22,403
Korea Development Bank
7.625% due 10/01/2002	2,500	2,500
Merrill Lynch & Co.
2.102% due 08/01/2003 (a)	4,000	4,007
National Rural Utilities Cooperative Finance Corp.
7.375% due 02/10/2003	3,065	3,114
1.990% due 07/17/2003 (a)	17,200	17,127
2.820% due 04/26/2004 (a)	13,963	14,005
5.250% due 07/15/2004	9,595	9,960
6.500% due 03/01/2007	20,000	21,536
Protective Life Funding Trust
2.210% due 01/17/2003 (a)	2,000	2,002
Racers
2.147% due 03/03/2003 (a)	10,000	10,005
Salomon Smith Barney Holdings, Inc.
2.135% due 07/18/2007 (a)	5,000	5,009
Security Capital Group, Inc.
7.750% due 11/15/2003	7,695	8,158
U.S. Bancorp
2.052% due 02/03/2003 (a)	3,700	3,702
USAA Capital Corp.
7.050% due 11/08/2006	445	505
Verizon Global Funding Corp.
6.750% due 12/01/2005	3,000	3,165

		511,391

Industrials 19.5%
Air Canada
2.475% due 07/31/2005 (a)	1,091	871
Allied Waste Industries, Inc.
6.100% due 01/15/2003	9,474	9,476
Allied Waste North America, Inc.
7.375% due 01/01/2004	2,275	2,264
American Standard Cos., Inc.
7.125% due 02/15/2003	3,300	3,337
AOL Time Warner, Inc.
6.125% due 04/15/2006	3,000	2,826
Appalachian Power Co.
2.460% due 08/20/2003 (a)	4,000	4,007
BHP Finance USA Ltd.
6.420% due 03/01/2026	27,850	29,367
Clear Channel Communications, Inc.
7.250% due 09/15/2003	8,000	8,138
Coastal Corp.
2.422% due 07/21/2003 (a)	5,000	4,751
Conagra Foods, Inc.
7.500% due 09/15/2005	7,470	8,386
Cox Communications, Inc.
6.500% due 11/15/2002	1,800	1,800
6.150% due 08/01/2003 (a)	8,200	8,037
7.170% due 10/01/2003	5,043	5,075
Cox Enterprises, Inc.
2.722% due 05/01/2033 (a)	9,200	9,114
DaimlerChrysler North America Holding Corp.
6.840% due 10/15/2002	3,000	3,004
7.750% due 05/27/2003	2,000	2,061
2.322% due 08/01/2003 (a)	2,800	2,792
2.053% due 08/16/2004 (a)	47,540	46,880
7.750% due 06/15/2005	2,287	2,499
HCA, Inc.
8.120% due 08/04/2003	800	824
6.870% due 09/15/2003	10,000	10,266
6.730% due 07/15/2045	8,170	8,285
Hilton Hotels Corp.
7.000% due 07/15/2004	8,324	8,413
Ingersoll-Rand Co.
5.750% due 02/14/2003	13,140	13,305
International Game Technology
7.875% due 05/15/2004	10,000	10,450
International Paper Co.
8.000% due 07/08/2003	42,335	44,009
Kerr-McGee Corp.
2.600% due 06/28/2004 (a)	13,740	13,733
Kinder Morgan, Inc.
6.450% due 03/01/2003	24,100	24,401
Kroger Co.
7.150% due 03/01/2003	11,500	11,709
Mandalay Resort Group
6.750% due 07/15/2003	9,400	9,494
Martin Marietta Corp.
6.500% due 04/15/2003	24,300	24,769
Norfolk Southern Corp.
2.510% due 02/28/2005 (a)	7,700	7,704
7.050% due 05/01/2037	20,975	22,385
PanAmSat Corp.
6.000% due 01/15/2003	13,405	13,295
Park Place Entertainment Corp.
7.950% due 08/01/2003	1,464	1,489

76	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

Pioneer National Resources Co.
8.875% due 04/15/2005	$4,000	$4,196
Qwest Capital Funding, Inc.
5.875% due 08/03/2004	4,900	3,332
R.J. Reynolds Tobacco Holdings, Inc.
7.375% due 05/15/2003	35,925	36,701
Raytheon Co.
7.900% due 03/01/2003	13,100	13,317
5.700% due 11/01/2003	6,785	6,933
Safeway, Inc.
6.050% due 11/15/2003	12,405	12,866
TCI Communications, Inc.
8.250% due 01/15/2003	4,300	4,282
6.375% due 05/01/2003	11,160	11,008
Time Warner Entertainment Co. L.P.
7.975% due 08/15/2004	8,425	8,364
Turner Broadcasting System, Inc.
7.400% due 02/01/2004	2,200	2,173
United Air Lines, Inc.
2.117% due 12/02/2002 (a)	9,311	8,400
Waste Management, Inc.
6.500% due 12/15/2002	11,200	11,236
Weyerhaeuser Co.
9.050% due 02/01/2003	8,015	8,153
2.951% due 09/15/2003 (a)	35,100	35,135
Willamette Industries, Inc.
9.125% due 02/15/2003	2,000	2,039

		547,351

Utilities 8.4%
ALLETE, Inc.
2.710% due 10/20/2003 (a)	8,800	8,778
AT&T Corp.
6.500% due 11/15/2006	11,000	10,846
British Telecom PLC
3.121% due 12/15/2003 (a)	52,200	52,105
7.875% due 12/15/2005	3,000	3,351
CenturyTel, Inc.
7.750% due 10/15/2002	2,000	2,003
Commonwealth Edison Co.
2.423% due 09/30/2003 (a)	3,000	2,983
DTE Energy Co.
7.110% due 11/15/2038 (a)	1,500	1,542
Entergy Gulf States, Inc.
8.250% due 04/01/2004	10,000	10,724
3.197% due 09/01/2004 (a)	10,000	9,973
France Telecom SA
2.457% due 03/14/2003 (a)	22,200	21,917
2.465% due 07/16/2003 (a)	6,600	6,604
Jersey Central Power & Light Co.
6.375% due 05/01/2003	5,150	5,178
Kinder Morgan, Inc.
2.810% due 10/10/2002 (a)	17,200	17,201
Niagara Mohawk Power Co.
7.250% due 10/01/2002	756	756
7.375% due 07/01/2003	11,655	12,035
Pacific Gas & Electric Co.
7.575% due 10/31/2049 (a)(b)	1,900	1,786
Sprint Capital Corp.
9.500% due 04/01/2003	500	470
5.700% due 11/15/2003	18,480	16,833
Texas Utilities Corp.
6.750% due 04/01/2003	1,665	1,700
Transocean, Inc.
6.500% due 04/15/2003	3,985	4,057
TXU Electric Co.
2.426% due 06/15/2003 (a)	19,300	19,184
Verizon Wireless, Inc.
2.220% due 12/17/2003 (a)	27,300	26,177
WorldCom, Inc.—WorldCom Group
7.375% due 01/15/2003 (b)	11,600	1,450

		237,653

Total Corporate Bonds & Notes (Cost $1,307,078)		1,296,395

U.S. GOVERNMENT AGENCIES 0.1%
Fannie Mae
5.750% due 04/15/2003	850	869
4.625% due 05/15/2003	500	510
3.300% due 10/10/2003	650	650
Federal Home Loan Bank
6.375% due 11/15/2002	600	604
5.000% due 02/14/2003	880	891
3.125% due 11/14/2003	500	508

Total U.S. Government Agencies (Cost $3,999)		4,032

U.S. TREASURY OBLIGATIONS 0.2%
Treasury Inflation Protected Securities (e)
3.375% due 01/15/2007 (c)	3,694	4,025
3.875% due 01/15/2009	1,647	1,853
U.S. Treasury Notes
5.125% due 12/31/2002	500	504

Total U.S. Treasury Obligations (Cost $6,171)		6,382

MORTGAGE-BACKED SECURITIES 20.3%
Collateralized Mortgage Obligations 13.0%
Bank of America Mortgage Securities, Inc.
6.500% due 05/25/2029	834	882
6.359% due 07/25/2032 (a)	18,990	19,489
5.819% due 10/20/2032 (a)	41,900	42,600
Bear Stearns Adjustable Rate Mortgage Trust
7.491% due 12/25/2030 (a)	195	195
6.247% due 01/25/2032 (a)	11,704	11,855
6.912% due 01/25/2032 (a)	1,136	1,166
5.439% due 10/25/2032 (a)	2,600	2,636
Chase Mortgage Finance Corp.
6.500% due 06/25/2028	256	256
6.550% due 08/25/2028	136	136
Citicorp Mortgage Securities, Inc.
5.900% due 05/25/2029	655	657
Countrywide Home Loans
6.500% due 07/25/2013	800	838
6.050% due 04/25/2029	2,326	2,413
6.500% due 08/25/2032 (a)	4,465	4,579
Credit-Based Asset Servicing & Securitization LLC
2.150% due 01/25/2032 (a)	838	838
CS First Boston Mortgage Securities Corp.
6.750% due 01/15/2008	4,507	4,548
2.163% due 08/25/2031 (a)	896	891
2.478% due 03/25/2032 (a)	939	935
2.360% due 08/25/2033 (a)	34,300	34,300
DLJ Acceptance Trust
6.359% due 10/17/2020 (a)	224	230
E-Trade Bank Mortgage-Backed Securities Trust
7.034% due 09/25/2031	861	883
Fannie Mae
6.000% due 02/25/2008	389	406
2.143% due 10/25/2017 (a)	2,325	2,345
6.250% due 05/25/2019	114	114
8.939% due 06/25/2032 (a)	4,683	5,185
Federal Housing Administration
7.350% due 04/01/2019	1,259	1,305
FFCA Secured Lending Corp.
7.850% due 10/18/2017	1,000	1,134
First Republic Mortgage Loan Trust
2.123% due 08/15/2032 (a)	33,675	33,675
Freddie Mac
7.000% due 08/15/2006	164	164
6.000% due 12/15/2009	3,500	3,555
6.000% due 09/15/2011	6,000	6,197
4.500% due 11/15/2018	22,018	22,516
5.500% due 02/15/2020	158	158
6.000% due 09/15/2022	3,500	3,537

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	77

Schedule of Investments (Cont.)
Short-Term Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

General Electric Capital Mortgage Services, Inc.
6.500% due 04/25/2024	$476	$484
Government National Mortgage Association
7.500% due 02/20/2030	1,000	1,079
Headlands Mortgage Securities, Inc.
7.250% due 11/25/2012	196	196
IMPAC CMB Trust
2.093% due 11/25/2031 (a)	3,542	3,532
Independent National Mortgage Corp.
7.250% due 11/25/2010	1,147	1,146
Mellon Residential Funding Corp.
2.310% due 10/20/2029 (a)	10,000	10,099
PNC Mortgage Securities Corp.
6.500% due 12/25/2028	2,998	3,188
7.500% due 02/25/2031	176	180
Prudential Home Mortgage Securities
6.950% due 11/25/2022	233	233
Residential Funding Mortgage Securities I, Inc.
7.500% due 12/25/2030	1,412	1,428
Resolution Trust Corp.
5.224% due 05/25/2029 (a)	309	301
Sequoia Mortgage Trust
2.200% due 10/20/2027 (a)	16,500	16,500
Small Business Administration
7.540% due 08/10/2009	1,329	1,523
Structured Asset Mortgage Investments, Inc.
2.170% due 09/19/2032 (a)	999	999
Structured Asset Securities Corp.
8.000% due 07/25/2030	1,000	1,050
6.500% due 09/25/2031 (a)	9,013	9,186
6.296% due 02/25/2032 (a)	18,311	18,663
2.100% due 07/25/2032 (a)	972	968
6.150% due 07/25/2032 (a)	19,074	19,574
TMA Mortgage Funding Trust
2.193% due 01/25/2029 (a)	3,877	3,877
Vendee Mortgage Trust
6.500% due 05/15/2025 (a)	1,300	1,424
Washington Mutual Mortgage Securities Corp.
5.243% due 10/25/2032 (a)	32,126	32,854
Washington Mutual, Inc.
6.006% due 10/19/2039 (a)	2,000	2,054
6.583% due 10/19/2039 (a)	8,031	7,859
4.598% due 01/25/2041 (a)	1,314	1,336
Wells Fargo Mortgage-Backed Securities Trust
6.125% due 07/25/2031	1,492	1,518
6.634% due 10/25/2031 (a)	10,956	11,243
6.151% due 01/25/2032	2,969	3,013

		366,125

Fannie Mae 3.1%
4.020% due 02/01/2018 (a)	65	67
4.022% due 05/01/2021-04/01/2029 (a)(d)	1,276	1,304
4.049% due 01/01/2029 (a)	97	99
4.227% due 11/01/2025 (a)	98	100
4.320% due 05/01/2036 (a)	56,544	57,862
4.490% due 05/01/2036 (a)	753	772
5.493% due 01/01/2032 (a)	9,387	9,681
5.555% due 08/01/2029 (a)	10,583	10,913
6.000% due 01/01/2004	65	66
6.500% due 12/01/2003	686	686
6.555% due 07/01/2029 (a)	2,497	2,620
7.000% due 01/01/2003-03/01/2013 (d)	2,702	2,744
8.500% due 01/01/2026	918	994

		87,908

Federal Housing Administration 0.0%
7.435% due 02/01/2019	358	368

Freddie Mac 0.3%
2.223% due 06/15/2031 (a)	6,659	6,677

Government National Mortgage Association 3.9%
4.250% due 06/20/2029-05/20/2030 (a)(d)	20,276	20,732
4.500% due 04/20/2030 (a)	9,251	9,479
5.000% due 08/20/2029-02/20/2032 (a)(d)	35,273	35,909
5.250% due 03/20/2029-03/20/2030 (a)(d)	10,478	10,726
5.375% due 02/20/2024-06/20/2027 (a)(d)	12,853	13,250
6.625% due 11/20/2026-10/20/2027 (a)(d)	7,975	8,246
6.750% due 09/20/2023-09/20/2027 (a)(d)	4,637	4,778
8.000% due 07/15/2030-05/15/2032 (d)	4,000	4,295
8.500% due 06/20/2027	1,968	2,132

		109,547

Stripped Mortgage-Backed Securities 0.0%
ABN AMRO Mortgage Corp. (IO)
6.750% due 08/25/2029	224	8
Fannie Mae (IO)
6.500% due 06/25/2017	0	0
6.500% due 10/25/2023	559	61
Freddie Mac (IO)
6.500% due 11/15/2007	1,772	103
7.000% due 06/15/2019	47	0

		172

Total Mortgage-Backed Securities (Cost $567,190)		570,797

ASSET-BACKED SECURITIES 4.9%
Advanta Revolving Home Equity Loan Trust
2.183% due 01/25/2024 (a)	93	93
American Residential Eagle Trust
2.153% due 07/25/2029 (a)	478	478
Bayview Financial Acquisition Trust
2.193% due 02/25/2030 (a)	1,044	1,043
Bear Stearns Asset Backed Securities, Inc.
2.003% due 06/15/2016 (a)	13,138	13,147
2.170% due 10/25/2032 (a)	15,023	15,011
Brazos Student Loan Finance Co.
2.620% due 06/01/2023 (a)	18,442	18,485
Capital Asset Research Funding LP
6.400% due 12/15/2004	962	982
5.905% due 12/15/2005	215	215
Conseco Finance
7.350% due 10/15/2030 (b)	1,169	1,259
Countrywide Home Equity Loan Trust
2.063% due 08/15/2025 (a)	531	527
CS First Boston Mortgage Securities Corp.
2.083% due 12/15/2030 (a)	4,252	4,248
2.150% due 02/25/2032 (a)	9,566	9,559
Delta Funding Home Equity Loan Trust
2.233% due 09/15/2029 (a)	723	723
First Franklin Mortgage Loan Trust Asset-Backed Certificates
2.160% due 09/25/2032 (a)	26,300	26,321
GMAC Mortgage Corp. Loan Trust
2.127% due 06/18/2027 (a)	888	885
Green Tree Home Improvement Loan Trust
1.993% due 08/15/2029 (a)	1,274	1,271
Irwin Whole Loan Home Equity Trust
2.080% due 07/25/2032 (a)	5,574	5,574
MLCC Mortgage Investors, Inc.
2.203% due 03/15/2025 (a)	2,702	2,699
New York City Tax Lien
5.590% due 09/10/2014	2,841	2,879
North Carolina State Education Authority
2.057% due 06/01/2009 (a)	5,366	5,377
Onyx Acceptance Auto Trust
7.160% due 09/15/2004	9,970	10,079
Premier Auto Trust
6.430% due 03/08/2004	466	473
Salomon Brothers Mortgage Securities VII
2.163% due 07/25/2029 (a)	221	218
2.243% due 11/15/2029 (a)	352	352
2.403% due 12/15/2029 (a)	2,000	1,999
2.176% due 12/25/2029 (a)	3,695	3,686
Saxon Asset Securities Trust
6.170% due 08/25/2021	91	91
Structured Product Asset Trust
3.160% due 06/20/2004 (a)	5,400	5,373

78	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

SVO Timeshare Mortgage Corporation
5.470% due 12/20/2006	$1,042	$1,088
UAF Auto Grantor Trust
6.100% due 06/15/2004	140	140
WFS Financial Owner Trust
5.700% due 11/20/2003	1,359	1,367
6.420% due 07/20/2004	214	217
7.750% due 11/20/2004	3,452	3,505

Total Asset-Backed Securities (Cost $139,101)		139,364

SOVEREIGN ISSUES 0.9%
Republic of Brazil
3.062% due 04/15/2006 (a)	34,656	22,831
11.500% due 03/12/2008	2,600	1,359

Total Sovereign Issues (Cost $33,036)		24,190

PURCHASED PUT OPTIONS 0.0%
Eurodollar December Futures (CME)
Strike @ 96.000 Exp. 12/16/2002	790,000	10

Total Purchased Put Options (Cost $12)		10

SHORT-TERM INSTRUMENTS 29.2%
Commercial Paper 27.3%
Abbey National North America
1.750% due 12/10/2002	20,000	19,932
AT&T Corp.
3.605% due 04/18/2003	67,000	63,053
CDC
1.750% due 11/04/2002	85,000	84,859
Fannie Mae
1.860% due 10/01/2002	5,000	5,000
1.715% due 10/30/2002	21,000	20,971
Federal Home Loan Bank
1.658% due 10/23/2002	100,000	99,899
1.680% due 10/28/2002	9,000	8,989
HBOS Treasury Services PLC
1.730% due 11/20/2002	120,000	119,712
National Australia Funding, Inc.
1.750% due 10/03/2002	15,200	15,198
Pfizer, Inc.
1.730% due 10/21/2002	15,000	14,986
1.720% due 10/22/2002	50,000	49,950
1.730% due 10/28/2002	15,000	14,981
TotalFinaElf SA
1.970% due 10/31/2002	125,000	125,000
UBS Finance, Inc.
1.970% due 12/18/2002	125,000	125,000

		767,530

Repurchase Agreement 0.5%
State Street Bank
1.550% due 10/01/2002	14,838	14,838

(Dated 09/30/2002. Collateralized by Fannie Mae 5.000% due 02/03/2003 valued at $15,139. Repurchase proceeds are $14,839.)
U.S. Treasury Bills 1.4%
1.613% due 11/14/2002-11/29/2002 (c)(d)	39,245	39,148

Total Short-Term Instruments (Cost $825,222)		821,516

Total Investments 101.7% (Cost $ 2,881,809)		$2,862,686
Written Options (f) (0.3%) (Premiums $11,629)		(8,797)
Other Assets and Liabilities (Net) (1.4%)		(39,717)

Net Assets 100.0%		$2,814,172

Notes to Schedule of Investments (amounts in thousands):

(a) Variable rate security. The rate listed is as of September 30, 2002.

(b) Security is in default.

(c) Securities with an aggregate market value of $18,579 have been segregated with the custodian to cover margin requirements for the following open futures contracts at September 30, 2002:

Type	# of Contracts	Unrealized Appreciation

United Kingdom 90 Day LIBOR Futures (12/2002)	60	$205
Euribor Options March Futures (03/2003)	7,967	1,837
Euribor Options March Futures (03/2003)	11,988	0
Euribor Options March Futures (03/2003)	2,800	0
Euribor Options December Futures (12/2003)	6,790	1,026
U.S. Treasury 10 Year Note (12/2002)	230	850
Eurodollar December Futures (12/2002)	144	826
Eurodollar June Futures (06/2003)	211	1,335

		$6,079

(d) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(e) Principal amount of security is adjusted for inflation.

(f) Premiums received on written options:

Type	# of Contracts	Premium	Value

Put—OTC 3 Month LIBOR Interest Rate Swap
Strike @ 7.000 Exp. 01/07/2005	55,570,000	$1,225	$948
Call—OTC Broken Hill Proprietary Ltd.
6.420% due 03/01/2026 Strike @ 100.000 Exp. 03/01/2003	27,850,000	0	1,204
Call—OTC Norfolk Southern Corp.
7.050% due 05/01/2037 Strike @ 100.000 Exp. 05/01/2004	20,975,000	0	1,143
Call—OTC 3 Month LIBOR Interest Rate Swap
Strike @ 5.000 Exp. 01/07/2005	55,570,000	1,089	2,839
Put—CME Eurodollar March Futures
Strike @ 96.750 Exp. 03/17/2003	2,580	2,551	48
Call—CME Eurodollar June Futures
Strike @ 98.750 Exp. 06/16/2003	4,157	1,336	2,130
Put—CME Eurodollar June Futures
Strike @ 96.750 Exp. 06/16/2003	5,000	4,969	469
Put—CME Eurodollar December Futures
Strike @ 96.500 Exp. 12/16/2002	2,610	459	16

		$11,629	$8,797

(g) Short sales open at September 30, 2002 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

U.S. Treasury Note	5.500	05/15/2009	$26,500	$30,260	$29,426

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	79

Schedule of Investments (Cont.)
Short-Term Fund
September 30, 2002 (Unaudited)

(h) Foreign forward currency contracts outstanding at September 30, 2002:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized (Depreciation)

Sell	BP	368	10/2002	$(10)
Sell	EC	1,014	11/2002	(1)

				$(11)

(i) Swap agreements outstanding at September 30, 2002:

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)

Received a fixed amount equal to $73 and pay floating rate based on 3-month EC-LIBOR with 3.250% interest rate cap.
Broker: Salomon Brothers, Inc. Exp. 06/19/2003	EC 20,000	$40
Receive floating rate based on 3-month LIBOR plus 0.470% and pay a fixed rate equal to 7.750%.
Broker: Morgan Stanley Exp. 06/15/2005	$5,000	(617)
Receive floating rate based on 3-month LIBOR plus 0.700% and pay a fixed rate equal to 6.420%.
Broker: Morgan Stanley Exp. 03/01/2003	27,850	(469)
Receive floating rate based on 3-month LIBOR plus 1.150% and pay a fixed rate equal to 7.050%.
Broker: Morgan Stanley Exp. 05/01/2004	20,975	(1,299)
Receive floating rate based on 3-month LIBOR plus 1.150% and pay a fixed rate equal to 6.000%.
Broker: Goldman Sachs Exp. 12/18/2004	233,600	(8,019)
Receive a fixed rate equal to 0.430% and the Fund will pay to the counterparty at par in the event of default of Time Warner, Inc. 7.750% due 06/15/2005.
Broker: Lehman Brothers, Inc. Exp. 07/11/2003	5,000	(206)
Receive a fixed rate equal to 0.230% and the Fund will pay to the counterparty at par in the event of default of Associates Corp. 6.000% due 04/15/2003.
Broker: UBS—Warburg Exp. 01/14/2003	4,000	(2)
Receive a fixed rate equal to 0.460% and the Fund will pay to the counterparty at par in the event of default of Vodafone Group PLC 7.750% due 02/15/2010.
Broker: Lehman Brothers, Inc. Exp. 09/10/2003	13,300	(116)
Receive a fixed rate equal to 2.700% and the Fund will pay to the counterparty at par in the event of default of El Paso Corp. 7.000% due 05/15/2011.
Broker: Credit Suisse First Boston Exp. 04/30/2005	5,000	(715)
Receive a fixed rate equal to 1.150% and the Fund will pay to the counterparty at par in the event of default of United Mexican State 9.750% due 04/06/2006.
Broker: J.P. Morgan Chase & Co. Exp. 12/14/2002	5,000	9
Receive a fixed rate equal to 1.100% and the Fund will pay to the counterparty at par in the event of default of Republic of South Africa 9.125% due 05/19/2009.
Broker: J.P. Morgan Chase & Co. Exp. 07/28/2003	9,600	(3)
Receive a fixed rate equal to 1.500% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 8.875% due 09/30/2027.
Broker: Credit Suisse First Boston Exp. 03/08/2003	8,300	4
Receive a fixed rate equal to 1.450% and the Fund will pay to the counterparty at par in the event of default of Republic of Bulgaria 2.688% due 07/28/2011.
Broker: Goldman Sachs Exp. 04/15/2004	19,300	(207)
Pay a Fixed rate equal to 0.880% and the Fund will receive from to the counterparty at par in the event of default of Republic of Bulgaria 2.688% due 07/28/2011.
Broker: Goldman Sachs Exp. 04/15/2003	19,300	61
Receive a fixed rate equal to 1.300% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 9.625% due 07/28/2011.
Broker: Goldman Sachs Exp. 04/15/2003	9,050	5
Receive a fixed rate equal to 0.950% and the Fund will pay to the counterparty at par in the event of default of Republic of South Africa 9.125% due 05/19/2009.
Broker: Goldman Sachs Exp. 04/15/2003	6,250	(2)
Receive a fixed rate equal to 1.500% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 9.625% due 02/28/2011.
Broker: Credit Suisse First Boston Exp. 03/08/2003	2,400	(12)
Receive a fixed rate equal to 0.410% and the Fund will pay to the counterparty at par in the event of default of General Electric Capital Corp. 5.875% due 02/15/2012.
Broker: Goldman Sachs Exp. 06/07/2004	21,100	12

80	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

Receive a fixed rate equal to 0.400% and the Fund will pay to the counterparty at par in the event of default of General Electric Capital Corp. 5.875% due 02/15/2012.
Broker: Goldman Sachs Exp. 06/07/2004	$17,000	$(70)
Receive a fixed rate equal to 0.400% and the Fund will pay to the counterparty at par in the event of default of General Electric Capital Corp. 5.875% due 02/15/2012.
Broker: ABN AMRO Bank N.V. Exp. 07/11/2003	16,150	2
Receive floating rate based on 3-month LIBOR and Pay a fixed rate equal to 6.000%
Broker: Morgan Stanley Exp. 12/18/2007	7,900	(671)

		$(12,275)

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	81

Schedule of Investments
StocksPLUS Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 27.7%
Banking & Finance 16.3%
Atlas Reinsurance PLC
5.740% due 10/04/2004 (a)	$7,000	$7,052
Bear Stearns Cos., Inc.
6.125% due 02/01/2003	1,100	1,114
2.380% due 05/24/2004 (a)	21,600	21,705
Beaver Valley Funding Corp.
8.250% due 06/01/2003	114	114
Capital One Bank
2.770% due 06/23/2003 (a)	5,400	5,366
Chrysler Financial Co. LLC
1.975% due 02/10/2003 (a)	9,600	9,584
CIT Group, Inc.
2.250% due 02/28/2003 (a)	2,600	2,596
7.375% due 03/15/2003	4,200	4,287
5.625% due 05/17/2004	1,900	1,946
7.125% due 10/15/2004	2,000	2,122
Ford Motor Credit Co.
2.660% due 04/17/2003 (a)	4,200	4,149
2.340% due 06/23/2003 (a)	2,100	2,063
6.700% due 07/16/2004	3,400	3,418
General Motors Acceptance Corp.
2.457% due 05/17/2004 (a)	5,800	5,655
Golden State Holdings
2.822% due 08/01/2003 (a)	6,000	5,981
Heller Financial, Inc.
2.188% due 04/28/2003 (a)	1,800	1,803
National Australia Bank Ltd.
2.382% due 05/19/2010 (a)	11,700	11,757
National Rural Utilities Cooperative Finance Corp.
2.820% due 04/26/2004 (a)	8,000	8,024
Popular North America, Inc.
3.510% due 10/15/2003 (a)	4,700	4,746
Republic New York Corp.
5.000% due 10/28/2002 (a)	100	100
Trinom Ltd.
5.879% due 12/18/2004 (a)	1,200	1,209
Western Capital
7.021% due 01/07/2003 (a)	7,300	7,300

		112,091

Industrials 7.4%
Air Canada
2.662% due 07/31/2005 (a)	6,545	5,228
Conoco, Inc.
2.750% due 10/15/2002 (a)	6,000	6,001
Enron Corp.
8.000% due 08/15/2005 (b)	1,100	226
Kroger Co.
7.150% due 03/01/2003	12,115	12,336
Limestone Electron Trust
8.625% due 03/15/2003	3,200	2,851
R.J. Reynolds Tobacco Holdings, Inc.
7.375% due 05/15/2003	2,400	2,452
TCI Communications, Inc.
2.520% due 03/11/2003 (a)	4,000	3,970
Walt Disney Co.
3.900% due 09/15/2003	4,700	4,708
Waste Management, Inc.
7.700% due 10/01/2002	9,200	9,200
7.000% due 10/01/2004	1,000	1,031
Weyerhaeuser Co.
3.045% due 09/15/2003 (a)	3,200	3,203

		51,206

Utilities 4.0%
Entergy Arkansas, Inc.
7.720% due 03/01/2003	3,700	3,770
France Telecom SA
4.576% due 03/14/2003 (a)	9,200	9,083
Georgia Power Co.
5.250% due 05/08/2003	3,800	3,857
Niagara Mohawk Power Co.
7.375% due 07/01/2003	1,815	1,874
Sprint Capital Corp.
5.700% due 11/15/2003	3,800	3,461
5.875% due 05/01/2004	5,250	4,540
7.900% due 03/15/2005	1,500	1,219

		27,804

Total Corporate Bonds & Notes (Cost $ 193,722)		191,101

U.S. TREASURY OBLIGATIONS 2.2%
Treasury Inflation Protected Securities (f)
3.625% due 01/15/2008 (c)	13,711	15,130

Total U.S. Treasury Obligations (Cost $13,832)		15,130

MORTGAGE-BACKED SECURITIES 40.3%
Collateralized Mortgage Obligations 16.9%
Bank Mart
6.883% due 03/01/2019 (a)(d)	2,489	2,522
Bank of America Mortgage Securities, Inc.
6.069% due 06/25/2031 (a)	151	151
Bear Stearns Adjustable Rate Mortgage Trust
6.184% due 12/25/2031 (a)	5,410	5,552
6.299% due 01/25/2032 (a)	930	942
Citicorp Mortgage Securities, Inc.
5.500% due 09/25/2031	8,729	8,981
Countrywide Home Loans, Inc.
6.050% due 04/25/2029	805	808
CS First Boston Mortgage Securities Corp.
6.960% due 06/20/2029	190	192
2.310% due 11/25/2031 (a)	6,359	6,373
2.250% due 02/25/2032 (a)	5,234	5,227
2.478% due 03/25/2032 (a)	9,950	9,910
DLJ Acceptance Trust
5.970% due 10/17/2020 (a)	64	65
Fannie Mae
6.260% due 04/25/2020	15	15
First Horizon Asset Securities, Inc.
7.000% due 05/25/2030	2,186	2,264
Freddie Mac
6.200% due 08/15/2021	972	979
5.500% due 11/15/2024	16,466	16,681
Fund America Investors Corp. II
7.184% due 06/25/2023 (a)	58	60
General Electric Capital Mortgage Services, Inc.
6.300% due 09/25/2023	265	268
6.250% due 10/25/2028	80	80
6.250% due 12/25/2028	1,435	1,502
Government National Mortgage Association
2.257% due 09/20/2030 (a)	79	79
Housing Securities, Inc.
4.505% due 07/25/2032 (a)	194	194
PNC Mortgage Securities Corp.
7.480% due 05/25/2040 (a)	883	892
Resecuritization Mortgage Trust
2.175% due 04/26/2021 (a)	49	49
Residential Funding Mortgage Securities, Inc.
6.599% due 03/25/2018 (a)	603	602
Salomon Brothers Mortgage Securities VII
6.951% due 12/25/2030 (a)	7,870	8,016
Structured Asset Mortgage Investments, Inc.
7.000% due 07/28/2028	4,545	4,554
9.066% due 06/25/2029 (a)	7,519	8,533
Structured Asset Securities Corp.
2.157% due 10/25/2027 (a)	4,062	4,058
2.410% due 03/25/2031 (a)	3,833	3,851
4.916% due 09/25/2036 (a)	338	338
TMA Mortgage Funding Trust
2.140% due 01/25/2029 (a)	1,952	1,952

82	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

Washington Mutual Mortgage Securities Corp.
6.010% due 04/25/2031 (a)	$3,115	$3,169
Washington Mutual, Inc.
6.500% due 10/19/2029	17,385	17,927

		116,786

Fannie Mae 19.0%
6.000% due 04/01/2016-10/21/2017 (e)	95,505	99,191
6.252% due 12/01/2023 (a)	14	14
6.328% due 11/01/2027-04/01/2028 (a)(e)	317	324
6.446% due 07/01/2018-08/01/2029 (a)(e)	1,140	1,166
6.500% due 09/01/2005	1,858	1,908
6.764% due 02/01/2027 (a)	23	23
6.867% due 04/01/2018 (a)	83	85
7.000% due 02/01/2015-03/01/2015 (e)	12,735	13,481
7.500% due 09/01/2015-05/01/2016 (e)	10,986	11,684
7.900% due 05/01/2022 (a)	84	84
8.000% due 03/01/2030-07/01/2031 (e)	2,927	3,131

		131,091

Freddie Mac 0.3%
4.610% due 06/01/2022 (a)	181	186
5.540% due 07/01/2019 (a)	1,723	1,769
5.890% due 12/01/2022 (a)	294	301
8.500% due 04/01/2025-06/01/2025 (e)	55	59

		2,315

Government National Mortgage Association 4.1%
5.375% due 02/20/2026-02/20/2028 (a)(e)	6,882	7,093
6.625% due 12/20/2022-12/20/2027 (a)(e)	2,836	2,933
6.750% due 07/20/2018-07/20/2027 (a)(e)	12,271	12,653
7.000% due 10/23/2032 (a)	2,000	2,099
8.000% due 04/20/2030	3,080	3,293

		28,071

Stripped Mortgage-Backed Securities 0.0%
Fannie Mae (IO)
6.500% due 09/25/2008	45	5
6.500% due 02/25/2021	61	0
6.500% due 03/25/2023	1,214	138
7.000% due 07/25/2021	252	9

		152

Total Mortgage-Backed Securities (Cost $275,764)		278,415

ASSET-BACKED SECURITIES 7.2%
ABSC Long Beach Home Equity Loan Trust
2.100% due 08/21/2030 (a)	2,120	2,116
AFC Home Equity Loan Trust
1.910% due 06/25/2028 (a)	3,054	3,030
Ameriquest Mortgage Securities, Inc.
2.110% due 08/25/2032 (a)	6,146	6,130
Amresco Residential Securities Mortgage Loan Trust
2.851% due 07/25/2027 (a)	15	15
Countrywide Asset-Backed Certificates
2.070% due 05/25/2029 (a)	2,663	2,654
Cross Country Master Credit Card Trust II
2.323% due 06/15/2006 (a)	15,400	15,463
Green Tree Financial Corp.
6.970% due 04/01/2031	2,900	2,967
Green Tree Home Improvement Loan Trust
2.043% due 11/15/2029 (a)	2,765	2,765
Home Equity Mortgage Trust
6.007% due 06/25/2032 (a)	2,176	2,234
6.177% due 06/25/2032 (a)	5,572	5,718
Novastar Home Equity Loan
2.695% due 04/25/2028 (a)	1,247	1,241
SLM Student Loan Trust
2.282% due 10/25/2005 (a)	682	684
2.158% due 04/25/2006 (a)	486	486
Starwood Hotel & Resorts
2.656% due 02/23/2003 (a)	1,682	1,681
USAA Auto Loan Grantor Trust
6.100% due 02/15/2006	2,627	2,666

Total Asset-Backed Securities (Cost $49,766)		49,850

SOVEREIGN ISSUES 1.5%
Korea Development Bank
6.625% due 11/21/2003	2,500	2,615
Province of Quebec
1.937% due 09/29/2049 (a)	1,200	1,059
Republic of Brazil
3.062% due 04/15/2006 (a)	9,120	6,008
3.250% due 04/15/2009 (a)	906	453

Total Sovereign Issues (Cost $13,072)		10,135

FOREIGN CURRENCY-DENOMINATED ISSUES (h)(i) 1.3%
Commonwealth of New Zealand
4.500% due 02/15/2016	N$ 9,750	5,373
United Mexican States
7.000% due 06/02/2003	C$ 6,000	3,817

Total Foreign Currency-Denominated Issues (Cost $10,665)		9,190

PURCHASED PUT OPTIONS 0.0%
Euribor March Futures (OTC)
Strike @ 92.000 Exp. 03/03/2003	EC 165,000	0
Eurodollar December Futures (CME)
Strike @ 93.500 Exp. 12/16/2002	$ 120,000	1
Strike @ 93.250 Exp. 12/16/2002	1,680,000	11
Fannie Mae
6.000% due 10/21/2017
Strike @ 87.000 Exp. 10/14/2002	23,500	0
PNC Mortgage Securities Corp. (OTC)
7.440% due 05/25/2040
Strike @ 100.000 Exp. 04/01/2005	6,200	0
S&P 500 Index Futures (CME)
Strike @ 450.000 Exp. 12/20/2002	25	26

Total Purchased Put Options (Cost $49)		38

CONVERTIBLE BONDS & NOTES 3.7%
Banking & Finance 3.7%
Verizon Global Funding Corp.
5.750% due 04/01/2003	3,500	3,542
4.250% due 09/15/2005	19,500	19,693
0.000% due 05/15/2021	4,600	2,518

Total Convertible Bonds & Notes (Cost $25,534)		25,753

PREFERRED SECURITY 0.2%
	Shares
DG Funding Trust
4.105% due 12/29/2049 (a)	110	1,133

Total Preferred Security (Cost $1,103)		1,133

SHORT-TERM INSTRUMENTS 30.1%
	Principal Amount (000)
Commercial Paper 20.8%
AT&T Corp.
3.720% due 04/18/2003	$14,900	14,022
CBA (de) Finance
1.750% due 11/27/2002	6,000	5,983

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	83

Schedule of Investments (Cont.)
StocksPLUS Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

Danske Corp.
1.750% due 10/15/2002	$18,000	$17,988
1.750% due 12/19/2002	14,000	13,946
Fannie Mae
1.860% due 10/01/2002	5,000	5,000
1.715% due 10/30/2002	10,000	9,986
Freddie Mac
1.710% due 10/31/2002	25,000	24,890
HBOS Treasury Services PLC
1.780% due 11/20/2002	18,000	17,976
Pfizer, Inc.
1.730% due 10/18/2002	10,000	9,992
Svenska Handelsbank, Inc.
1.760% due 11/20/2002	2,000	1,995
UBS Finance, Inc.
1.750% due 12/18/2002	22,000	21,917

		143,695

Repurchase Agreement 0.8%
State Street Bank
1.550% due 10/01/2002 (Dated 09/30/2002. Collateralized by Federal Home Loan Bank 2.770% due 08/19/2004 valued at $5,867. Repurchase Proceeds are $5,751.)	5,751	5,751

U.S. Treasury Bills 8.5%
1.620% due 11/14/2002-11/29/2002 (c)(e)	58,629	58,481

Total Short-Term Instruments (Cost $208,804)		207,927

Total Investments 114.2% (Cost $792,311)		$788,672
Written Options (g) 0.0% (Premiums $910)		(352)
Other Assets and Liabilities (Net) (14.2%)		(97,882)

Net Assets 100.0%		$690,438

Notes to Schedule of Investments (amounts in thousands):

(a) Variable rate security. The rate listed is as of September 30, 2002.

(b) Security is in default.

(c) Securities with an aggregate market value of $58,413 have been segregated with the custodian to cover margin requirements for the following open futures contracts at September 30, 2002:

Type	# of Contracts	Unrealized Appreciation/ (Depreciation)

Euribor Futures (03/2003)	215	$644
Euribor Futures (06/2003)	40	27
S&P 500 Index (12/2002)	1,805	(30,932)
S&P 500 Index (03/2003)	775	(1,575)
Eurodollar December Futures (12/2002)	24	62
Eurodollar June Futures (06/2003)	79	299

		$(31,475)

(d) Restricted security.

(e) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(f) Principal amount of security is adjusted for inflation.

(g) Premiums received on written options:

Type	# of Contracts	Premium	Value

Put—CME Eurodollar December Futures Strike @ 96.000 Exp. 12/16/2002	149	$66	$2
Put—CME Eurodollar December Futures Strike @ 96.500 Exp. 12/16/2002	351	279	2
Put—CME Eurodollar December Futures Strike @ 97.000 Exp. 12/16/2002	631	300	4
Put—CME S&P December Futures Strike @ 800.000 Exp. 12/20/2002	29	265	344

		$910	$352

(h) Foreign forward currency contracts outstanding at September 30, 2002:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation/ (Depreciation)

Sell	C$	7,054	10/2002	$183
Sell	EC	1,885	11/2002	(12)
Sell	N$	11,997	10/2002	0

				$171

(i) Principal amount denoted in indicated currency:

C$ - Canadian Dollar
EC - Euro
N$ - New Zealand Dollar

(j) Swap agreements outstanding at September 30, 2002:

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)

Receive total return on S&P 500 Index and pay floating rate based on 1-month LIBOR plus 0.100%.
Broker: J.P. Morgan Chase & Co. Exp. 10/02/2003	$45,081	$0
Receive total return on S&P 500 Index and pay floating rate based on 1-month LIBOR plus 0.140%.
Broker: J.P. Morgan Chase & Co. Exp. 05/03/2003	17,643	0
Receive total return on S&P 500 Index and pay floating rate based on 1-month LIBOR plus 0.100%.
Broker: J.P. Morgan Chase & Co. Exp. 09/23/2003	39,462	0
Receive total return on S&P 500 Index and pay floating rate based on 1-month LIBOR plus 0.140%.
Broker: J.P. Morgan Chase & Co. Exp. 03/26/2003	89,635	0
Receive a fixed rate equal to 4.250% and the Fund will pay to the counterparty at par in the event of default of Dynegy Holdings, Inc. 8.125% due 03/15/2005.
Broker: Merrill Lynch Exp. 05/31/2003	5,500	(3,339)

84	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

Receive a fixed rate equal to 5.300% and the Fund will pay to the counterparty at par in the event of default of Sprint Capital Corp. 6.875% due 10/15/2028.
Broker: Goldman Sachs Exp. 09/15/2003	$25,000	$(966)
Receive a fixed rate equal to 2.000% and the Fund will pay to the counterparty at par in the event of default of Deutsche Telekom AG 5.250% due 05/20/2008.
Broker: Morgan Stanley Exp. 05/29/2003	16,000	(62)
Receive a fixed rate equal to 2.000% and the Fund will pay to the counterparty at par in the event of default of France Telecom SA 5.700% due 07/25/2010.
Broker: Morgan Stanely Exp. 05/30/2003	13,100	(202)
Receive a fixed rate equal to 1.770% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 9.625% due 02/08/2011.
Broker: Goldman Sachs Exp. 11/30/2003	5,000	(48)
Receive a fixed rate equal to 0.340% and the Fund will pay to the counterparty at par in the event of default of General Electric Capital Corp. 5.750% due 04/06/2004.
Broker: Citibank N.A., London Exp. 06/13/2003	10,500	1
Receive a fixed rate equal to 7.000% and the Fund will pay to the counterparty at par in the event of default of Sprint Capital Corp. 6.000% due 01/15/2007.
Broker: Merrill Lynch Exp. 04/04/2003	5,000	(136)

		$(4,752)

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	85

Schedule of Investments
Strategic Balanced Fund
September 30, 2002 (Unaudited)

	Shares	Value (000s)

PIMCO FUNDS (a) 100.1%
StocksPLUS	3,974,815	$29,135
Total Return	2,023,937	22,021

Total Investments 100.1% (Cost $ 65,229)		$51,156
Other Assets and Liabilities (Net) (0.1%)		(59)

Net Assets 100.0%		$51,097

Notes to Schedule of Investments (amounts in thousands):

(a) Institutional Class of each PIMCO Fund.

86	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

Schedule of Investments
Total Return Mortgage Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

U.S. TREASURY OBLIGATIONS 4.9%
U.S. Treasury Bonds
6.250% due 08/15/2023	$8,400	$10,020

Total U.S. Treasury Obligations (Cost $9,252)		10,020

MORTGAGE-BACKED SECURITIES 131.6%
Collateralized Mortgage Obligations 22.1%
Bank of America Mortgage Securities, Inc.
5.819% due 10/20/2032 (a)	2,000	2,033
Bank Trust Mortgage
5.700% due 12/01/2023	630	632
Chase Mortgage Finance Corp.
6.550% due 08/25/2028	138	138
Countrywide Alternative Loan Trust
6.750% due 08/25/2028	24	25
Countrywide Home Loans
6.500% due 03/25/2029	100	103
CS First Boston Mortgage Securities Corp.
2.478% due 03/25/2032 (a)	939	935
2.360% due 08/25/2033 (a)	2,000	2,000
DLJ Mortgage Acceptance Corp.
7.000% due 06/25/2028	23	23
E-Trade Bank Mortgage-Backed Securities Trust
7.055% due 09/25/2031	574	588
Fannie Mae
6.900% due 08/25/2011	100	105
7.750% due 08/25/2022	74	75
2.812% due 04/25/2023 (a)	25	26
6.750% due 09/25/2023	60	62
7.000% due 09/25/2023	19	20
6.500% due 10/25/2023	217	236
6.500% due 12/25/2023	194	209
2.160% due 02/25/2025 (a)	1,000	1,002
2.220% due 04/18/2028 (a)	56	56
Fannie Mae—ZA
6.500% due 09/25/2023	195	219
Fannie Mae—ZB
6.500% due 09/25/2023	41	44
Freddie Mac
6.000% due 06/15/2008	285	299
4.500% due 03/15/2021	23	23
3.500% due 12/15/2022	10	10
6.500% due 12/15/2023	53	56
6.500% due 03/15/2024	121	129
8.000% due 06/15/2026	82	91
6.500% due 05/15/2027	73	76
General Electric Capital Mortgage Services, Inc.
6.750% due 06/25/2028 (a)	200	211
Government National Mortgage Association
2.023% due 02/16/2032 (a)	4,115	4,137
2.073% due 08/16/2032 (a)	7,751	7,730
GSR Mortgage Loan Trust
5.575% due 10/25/2031 (a)	884	905
Mellon Residential Funding Corp.
6.580% due 07/25/2029 (a)	338	339
Norwest Asset Securities Corp.
6.250% due 09/25/2028	372	384
6.250% due 01/25/2029	82	84
Prudential Home Mortgage Securities
6.750% due 09/25/2008	268	271
Salomon Brothers Mortgage Securities VII, Inc.
2.130% due 06/25/2032 (a)	934	932
Sequoia Mortgage Trust
2.200% due 10/20/2027 (a)	1,000	1,000
2.160% due 05/20/2032 (a)	964	945
2.120% due 08/20/2032 (a)	993	993
Structured Asset Mortgage Investments, Inc.
2.154% due 09/19/2032 (a)	1,498	1,498
Structured Asset Securities Corp.
2.110% due 10/25/2027 (a)	1,728	1,727
2.290% due 03/25/2031 (a)	309	311
2.100% due 02/25/2032 (a)	927	924
2.100% due 07/25/2032 (a)	972	968
2.500% due 08/25/2032 (a)	1,978	1,978
Superannuation Members Home Loans Global Fund
2.141% due 06/15/2026 (a)	180	180
Washington Mutual Mortgage Securities Corp.
6.010% due 04/25/2031 (a)	3,115	3,169
5.240% due 10/25/2032 (a)	4,941	5,053
Washington Mutual, Inc.
5.530% due 07/25/2032 (a)	1,894	1,935

		44,889

Fannie Mae 75.6%
2.780% due 07/01/2011 (a)	982	977
2.830% due 07/01/2011 (a)	2,357	2,348
2.856% due 07/01/2008 (a)	4,900	4,886
3.950% due 04/01/2007	1,691	1,691
4.453% due 10/01/2011	981	1,002
5.000% due 04/01/2026 (a)	18	19
5.234% due 11/01/2018 (a)	25	26
5.500% due 05/01/2006-11/14/2032 (b)	33,898	34,799
5.750% due 01/01/2021 (a)	123	127
5.812% due 10/01/2028 (a)	190	197
6.000% due 10/21/2017-10/15/2032 (b)	21,000	21,587
6.155% due 05/01/2032 (a)	1,901	1,966
6.500% due 10/15/2032 (a)	28,000	29,006
6.511% due 08/01/2026 (a)	96	99
6.920% due 05/01/2003	896	901
7.000% due 10/01/2029-10/15/2032 (b)	48,173	50,300
7.009% due 05/01/2023 (a)	111	115
7.500% due 10/15/2032	3,000	3,166
9.000% due 01/01/2020	106	117

		153,329

Federal Housing Administration 3.0%
7.430% due 06/01/2019-10/25/2022 (b)	5,763	6,111

Freddie Mac 3.4%
4.022% due 02/01/2018 (a)	118	120
6.000% due 10/01/2024	115	119
6.500% due 10/15/2032 (a)	5,000	5,184
6.930% due 07/01/2030 (a)	1,186	1,250
7.309% due 11/01/2028 (a)	48	51
7.378% due 08/01/2025	87	91

		6,815

Government National Mortgage Association 27.2%
5.375% due 03/20/2016-03/20/2027 (a)(b)	754	781
6.000% due 12/15/2028	5,000	5,175
6.500% due 04/15/2031-10/23/2032 (b)	33,249	34,714
6.625% due 12/20/2021-11/20/2026 (a)(b)	3,952	4,088
6.750% due 07/20/2022-08/20/2026 (b)	325	336
7.000% due 12/15/2029-10/23/2032 (b)	9,558	10,047
7.500% due 05/15/2027-08/15/2027 (b)	51	54

		55,195

Stripped Mortgage-Backed Securities 0.2%
CS First Boston Mortgage Securities Corp. (IO)
7.000% due 08/25/2004	2,638	143
Fannie Mae (IO)
6.500% due 11/25/2022	903	84
Fannie Mae (PO)
0.000% due 07/25/2022	156	136

		363

Total Mortgage-Backed Securities (Cost $264,611)		266,702

ASSET-BACKED SECURITIES 7.8%
Ace Securities Corp.
2.150% due 06/25/2032 (a)	976	974
Asset-Backed Securities Home Equity Corp.
2.243% due 03/15/2032 (a)	1,987	1,988
Bayview Financial Acquisition Trust
2.200% due 07/25/2030 (a)	107	107

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	87

Schedule of Investments (Cont.)
Total Return Mortgage Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

CDC Mortgage Capital Trust
2.100% due 08/25/2032 (a)	$1,377	$1,370
Centex Home Equity Loan Trust
2.140% due 01/25/2032 (a)	857	855
2.070% due 04/25/2032 (a)	1,373	1,369
Chase Funding Loan Acquisition Trust
2.050% due 04/25/2031 (a)	1,162	1,154
CIT Group Home Equity Loan Trust
2.080% due 06/25/2033 (a)	1,875	1,872
Countrywide Asset-Backed Certificates
2.070% due 05/25/2032 (a)	963	959
CS First Boston Mortgage Securities Corp.
2.170% due 03/25/2032 (a)	963	959
2.000% due 06/25/2032 (a)	1,036	1,029
Home Equity Asset Trust
2.110% due 11/25/2032 (a)	975	972
Household Mortgage Loan Trust
2.097% due 05/20/2032 (a)	926	926
Irwin Home Equity Loan Trust
2.100% due 06/25/2029 (a)	943	940
MLCC Mortgage Investors, Inc.
2.203% due 03/15/2025 (a)	155	155
Option One Mortgage Loan Trust
2.140% due 04/25/2030 (a)	86	85

Total Asset-Backed Securities (Cost $15,757)		15,714

PURCHASED CALL OPTIONS 0.1%
Eurodollar March Futures (CME)
Strike @ 95.500 Exp. 03/17/2003	36,000	269

Total Purchased Call Options (Cost $49)		269

CONVERTIBLE BONDS & NOTES 0.0%
Industrials 0.0%
Clear Channel Communications, Inc.
1.500% due 12/01/2002	10	10

Total Convertible Bonds & Notes (Cost $10)		10

SHORT-TERM INSTRUMENTS 30.1%
Commercial Paper 27.4%
Abbey National North America
1.760% due 12/10/2002	900	899
Danske Corp.
1.770% due 12/19/2002	500	500
Federal Home Loan Bank
1.658% due 10/23/2002	3,400	3,397
1.680% due 10/25/2002	2,500	2,497
1.680% due 10/28/2002	4,500	4,494
1.700% due 10/30/2002	1,700	1,698
1.725% due 10/30/2002	3,700	3,695
1.690% due 11/01/2002	2,067	2,064
GlaxoSmithKline PLC
1.760% due 10/18/2002	2,300	2,298
1.680% due 11/13/2002	3,500	3,493
HBOS Treasury Services PLC
1.700% due 10/07/2002	4,300	4,299
1.770% due 10/16/2002	2,500	2,498
Svenska Handelsbank, Inc.
1.760% due 11/20/2002	3,000	2,993
1.750% due 12/18/2002	800	797
UBS Finance, Inc.
1.970% due 12/18/2002	9,500	9,500
Westpac Capital Corp.
1.730% due 11/26/2002	4,500	4,488
Westpac Trust Securities NZ Ltd.
1.755% due 10/22/2002	600	599
1.750% due 12/12/2002	5,300	5,281

		55,490

Repurchase Agreement 1.9%
State Street Bank
1.550% due 10/01/2002 (Dated 09/30/2002 Collaterized by Fannie Mae 3.550% due 11/26/2004 valued at $ 3,854. Repurchase proceeds are $3,778.)	3,778	3,778

U.S. Treasury Bills 0.8%
1.639% due 11/14/2002-11/29/2002 (b)(c)	1,685	1,681

Total Short-Term Instruments (Cost $60,949)		60,949

Total Investments 174.5% (Cost $350,628)		$353,664
Other Assets and Liabilities (Net) (74.5%)		(150,993)

Net Assets 100.0%		$202,671

Notes to Schedule of Investments (amounts in thousands):

(a) Variable rate security. The rate listed is as of September 30, 2002.

(b) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(c) Securities with an aggregate market value of $683 have been segregated with the custodian to cover margin requirements for the following open futures contracts at September 30, 2002:

Type	# of Contracts	Unrealized (Depreciation)
Eurodollar March Futures (03/2003)	36	$(150)

(d) Short sales open at September 30, 2002 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

Fannie Mae	6.500	10/15/2032	$15,000	$15,539	$15,496
Fannie Mae	7.000	10/15/2032	35,000	36,542	36,421
Government National
Mortgage Association	6.500	10/23/2032	14,000	14,591	14,599

				$66,672	$66,516

(e) Swap agreements outstanding at September 30, 2002:

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)

Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Broker: Bank of America Exp. 12/18/2022	$9,200	$(941)
Receive floating rate based on 3-month LIBOR and pay a fixed amount equal to $119.
Broker: Lehman Brothers, Inc. Exp. 07/01/2011	3,000	10

		$(931)

Type	Fixed Spread (%)	Notional Amount	Unrealized (Depreciation)

Receive a fixed spread and pay the 5-year Swap Spread. The 5-year Swap Spread is the difference between the 5-year Swap Rate and the 5-year Treasury Rate.
Broker: Bank of America Exp. 11/15/2002	0.571	$24,700	$(216)

88	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

(This Page Intentionally Left Blank)

PIMCO Financial Highlights A, B, and C Classes

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments

Convertible Fund
Class A
09/30/2002 +	$10.51	$0.10	(a)	$(1.16	)(a)

03/31/2002	11.41	0.15	(a)	(0.44	)(a)

03/31/2001	15.76	0.00	(a)	(3.45	)(a)

05/28/1999-03/31/2000	10.67	0.00	(a)	5.35	(a)

Class B
09/30/2002 +	10.43	0.07	(a)	(1.14	)(a)

03/31/2002	11.34	0.07	(a)	(0.44	)(a)

03/31/2001	15.68	(0.16	)(a)	(3.36	)(a)

05/28/1999-03/31/2000	10.67	(0.07	)(a)	5.29	(a)

Class C
09/30/2002 +	10.46	0.07	(a)	(1.13	)(a)

03/31/2002	11.37	0.07	(a)	(0.45	)(a)

03/31/2001	15.71	(0.15	)(a)	(3.38	)(a)

05/28/1999-03/31/2000	10.67	(0.07	)(a)	5.31	(a)

Emerging Markets Bond Fund
Class A
09/30/2002 +	$9.60	$0.32	(a)	$(1.30	)(a)

03/31/2002	8.40	0.69	(a)	1.75	(a)

03/31/2001	8.61	0.77	(a)	0.21	(a)

03/31/2000	7.51	0.84	(a)	1.10	(a)

03/31/1999	9.67	0.83	(a)	(2.11	)(a)

07/31/1997-03/31/1998	10.00	0.44	(a)	(0.18	)(a)

Class B
09/30/2002 +	9.60	0.29	(a)	(1.30	)(a)

03/31/2002	8.40	0.64	(a)	1.74	(a)

03/31/2001	8.61	0.73	(a)	0.19	(a)

03/31/2000	7.51	0.77	(a)	1.11	(a)

03/31/1999	9.67	0.77	(a)	(2.11	)(a)

07/31/1997-03/31/1998	10.00	0.40	(a)	(0.20	)(a)

Class C
09/30/2002 +	9.60	0.29	(a)	(1.30	)(a)

03/31/2002	8.40	0.61	(a)	1.77	(a)

03/31/2001	8.61	0.72	(a)	0.21	(a)

03/31/2000	7.51	0.78	(a)	1.10	(a)

03/31/1999	9.67	0.77	(a)	(2.11	)(a)

07/31/1997-03/31/1998	10.00	0.38	(a)	(0.18	)(a)

Foreign Bond Fund
Class A
09/30/2002 +	$10.39	$0.16	(a)	$0.27	(a)

03/31/2002	10.32	0.43	(a)	0.09	(a)

03/31/2001	10.03	0.54	(a)	0.50	(a)

03/31/2000	10.63	0.59	(a)	(0.45	)(a)

03/31/1999	10.74	0.53	(a)	0.24	(a)

03/31/1998	10.41	0.61	(a)	0.62	(a)

*	Annualized
+	Unaudited
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 1.08%.
(c)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 1.83%.
(d)	Ratio of expenses to average net assets excluding interest expense is 1.25%.

90	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Convertible Fund
Class A
09/30/2002 +	$(1.06)	$(0.10)	$0.00	$(0.10)	$9.35	(10.14)%	$2,561	1.08	%*(f)	2.04	%*	108%

03/31/2002	(0.29)	(0.61)	0.00	(0.61)	10.51	(2.57)	4,258	1.12	(f)	1.46		307

03/31/2001	(3.45)	(0.20)	(0.70)	(0.90)	11.41	(22.68)	6,426	1.06	(f)	(0.35)		225

05/28/1999-03/31/2000	5.35	(0.17)	(0.09)	(0.26)	15.76	50.36	5,327	1.05	*(b)	0.15	*	247

Class B
09/30/2002 +	(1.07)	(0.06)	0.00	(0.06)	9.30	(10.24)	5,500	1.83	*(g)	1.35	*	108

03/31/2002	(0.37)	(0.54)	0.00	(0.54)	10.43	(3.32)	6,204	1.87	(g)	0.69		307

03/31/2001	(3.52)	(0.12)	(0.70)	(0.82)	11.34	(23.24)	5,705	1.81	(g)	(1.13)		225

05/28/1999-03/31/2000	5.22	(0.12)	(0.09)	(0.21)	15.68	49.18	2,437	1.80	*(c)	(0.58	)*	247

Class C
09/30/2002 +	(1.06)	(0.06)	0.00	(0.06)	9.34	(10.13)	5,415	1.83	*(g)	1.33	*	108

03/31/2002	(0.38)	(0.53)	0.00	(0.53)	10.46	(3.40)	10,009	1.88	(g)	0.68		307

03/31/2001	(3.53)	(0.11)	(0.70)	(0.81)	11.37	(23.21)	13,249	1.80		(1.11)		225

05/28/1999-03/31/2000	5.24	(0.11)	(0.09)	(0.20)	15.71	49.33	7,924	1.80	*(c)	(0.59	)*	247

Emerging Markets Bond Fund
Class A
09/30/2002 +	$(0.98)	$(0.33)	$0.00	$(0.33)	$8.29	(10.37)%	$28,792	1.28	%*(d)	7.20	%*	215%

03/31/2002	2.44	(0.74)	(0.50)	(1.24)	9.60	30.88	15,589	1.27	(d)	7.47		620

03/31/2001	0.98	(0.79)	(0.40)	(1.19)	8.40	12.46	1,143	1.34	(d)	9.08		902

03/31/2000	1.94	(0.84)	0.00	(0.84)	8.61	27.39	316	1.29	(d)	10.59		328

03/31/1999	(1.28)	(0.83)	(0.05)	(0.88)	7.51	(12.90)	172	1.25		10.26		315

07/31/1997-03/31/1998	0.26	(0.44)	(0.15)	(0.59)	9.67	2.84	317	1.26	*(d)	6.93	*	695

Class B
09/30/2002 +	(1.01)	(0.30)	0.00	(0.30)	8.29	(10.71)	17,689	2.04	*(e)	6.52	*	215

03/31/2002	2.38	(0.68)	(0.50)	(1.18)	9.60	29.93	10,844	2.04	(e)	6.99		620

03/31/2001	0.92	(0.73)	(0.40)	(1.13)	8.40	11.59	1,620	2.09	(e)	8.58		902

03/31/2000	1.88	(0.78)	0.00	(0.78)	8.61	26.43	1,168	2.04	(e)	9.57		328

03/31/1999	(1.34)	(0.77)	(0.05)	(0.82)	7.51	(13.58)	398	2.00		9.68		315

07/31/1997-03/31/1998	0.20	(0.38)	(0.15)	(0.53)	9.67	2.29	304	2.01	*(e)	6.33	*	695

Class C
09/30/2002 +	(1.01)	(0.30)	0.00	(0.30)	8.29	(10.71)	19,169	2.04	*(e)	6.48	*	215

03/31/2002	2.38	(0.68)	(0.50)	(1.18)	9.60	29.91	12,580	2.00		6.62		620

03/31/2001	0.93	(0.74)	(0.40)	(1.14)	8.40	11.74	792	2.08	(e)	8.52		902

03/31/2000	1.88	(0.78)	0.00	(0.78)	8.61	26.49	249	2.04	(e)	9.87		328

03/31/1999	(1.34)	(0.77)	(0.05)	(0.82)	7.51	(13.57)	229	2.00		9.79		315

07/31/1997-03/31/1998	0.20	(0.38)	(0.15)	(0.53)	9.67	2.29	136	2.01	*(e)	6.11	*	695

Foreign Bond Fund
Class A
09/30/2002 +	$0.43	$(0.17)	$0.00	$(0.17)	$10.65	4.14%	$161,647	0.96	%*(h)	3.08	%*	263%

03/31/2002	0.52	(0.43)	(0.02)	(0.45)	10.39	5.21	112,047	0.96	(h)	4.12		434

03/31/2001	1.04	(0.54)	(0.21)	(0.75)	10.32	10.82	84,631	0.99	(h)	5.28		417

03/31/2000	0.14	(0.59)	(0.15)	(0.74)	10.03	1.50	54,299	1.19	(h)	5.75		330

03/31/1999	0.77	(0.53)	(0.35)	(0.88)	10.63	7.43	29,009	0.95		4.87		376

03/31/1998	1.23	(0.59)	(0.31)	(0.90)	10.74	12.14	9,582	0.95		5.88		280

(e)	Ratio of expenses to average net assets excluding interest expense is 2.00%.
(f)	Ratio of expenses to average net assets excluding interest expense is 1.05%.
(g)	Ratio of expenses to average net assets excluding interest expense is 1.80%.
(h)	Ratio of expenses to average net assets excluding interest expense is 0.95%.

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	91

PIMCO Financial Highlights A, B, and C Classes (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments

Foreign Bond Fund (Cont.)
Class B
09/30/2002 +	$10.39	$0.12	(a)	$0.28	(a)

03/31/2002	10.32	0.35	(a)	0.10	(a)

03/31/2001	10.03	0.46	(a)	0.50	(a)

03/31/2000	10.63	0.51	(a)	(0.45	)(a)

03/31/1999	10.74	0.46	(a)	0.24	(a)

03/31/1998	10.41	0.53	(a)	0.61	(a)

Class C
09/30/2002 +	10.39	0.12	(a)	0.27	(a)

03/31/2002	10.32	0.35	(a)	0.10	(a)

03/31/2001	10.03	0.46	(a)	0.50	(a)

03/31/2000	10.63	0.51	(a)	(0.45	)(a)

03/31/1999	10.74	0.45	(a)	0.24	(a)

03/31/1998	10.41	0.52	(a)	0.62	(a)
Global Bond Fund II
Class A
09/30/2002 +	$9.42	$0.17	(a)	$0.42	(a)

03/31/2002	9.61	0.38	(a)	0.13	(a)

03/31/2001	9.41	0.52	(a)	0.50	(a)

03/31/2000	9.89	0.52	(a)	(0.46	)(a)

03/31/1999	9.92	0.48	(a)	0.06	(a)

03/31/1998	10.84	0.64	(a)	0.51	(a)

Class B
09/30/2002 +	9.42	0.14	(a)	0.41	(a)

03/31/2002	9.61	0.32	(a)	0.12	(a)

03/31/2001	9.41	0.45	(a)	0.50	(a)

03/31/2000	9.89	0.45	(a)	(0.46	)(a)

03/31/1999	9.92	0.41	(a)	0.06	(a)

03/31/1998	10.84	0.66	(a)	0.41	(a)

Class C
09/30/2002 +	9.42	0.14	(a)	0.41	(a)

03/31/2002	9.61	0.32	(a)	0.12	(a)

03/31/2001	9.41	0.45	(a)	0.50	(a)

03/31/2000	9.89	0.45	(a)	(0.46	)(a)

03/31/1999	9.92	0.41	(a)	0.06	(a)

03/31/1998	10.84	0.55	(a)	0.52	(a)

GNMA Fund
Class A
09/30/2002 +	$10.67	$0.11	(a)	$0.54	(a)

03/31/2002	10.44	0.25	(a)	0.56	(a)

11/30/2000—03/31/2001	10.13	0.21	(a)	0.31	(a)

Class B
09/30/2002 +	10.67	0.07	(a)	0.54	(a)

05/31/2001—03/31/2002	10.43	0.12	(a)	0.51	(a)

Class C
09/30/2002 +	10.67	0.07	(a)	0.54	(a)

05/31/2001—03/31/2002	10.43	0.13	(a)	0.50	(a)

*	Annualized
+	Unaudited
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 0.95%.
(c)	Ratio of expenses to average net assets excluding interest expense is 1.70%.

92	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Foreign Bond Fund (Cont.)
Class B
09/30/2002+	$0.40	$(0.14)	$0.00	$(0.14)	$10.65	3.82%	$41,478	1.71	%*(c)	2.37	%*	263%

03/31/2002	0.45	(0.36)	(0.02)	(0.38)	10.39	4.42	34,602	1.71	(c)	3.38		434

03/31/2001	0.96	(0.46)	(0.21)	(0.67)	10.32	9.94	28,747	1.74	(c)	4.57		417

03/31/2000	0.06	(0.51)	(0.15)	(0.66)	10.03	0.72	24,402	1.91	(c)	5.00		330

03/31/1999	0.70	(0.46)	(0.35)	(0.81)	10.63	6.69	21,256	1.70		4.14		376

03/31/1998	1.14	(0.50)	(0.31)	(0.81)	10.74	11.29	10,631	1.70		5.13		280

Class C
09/30/2002+	0.39	(0.13)	0.00	(0.13)	10.65	3.79	64,075	1.71	*(c)	2.34	*	263

03/31/2002	0.45	(0.36)	(0.02)	(0.38)	10.39	4.42	47,725	1.71	(c)	3.37		434

03/31/2001	0.96	(0.46)	(0.21)	(0.67)	10.32	9.96	35,337	1.74	(c)	4.57		417

03/31/2000	0.06	(0.51)	(0.15)	(0.66)	10.03	0.73	30,214	1.91	(c)	5.01		330

03/31/1999	0.69	(0.45)	(0.35)	(0.80)	10.63	6.63	29,584	1.70		4.16		376

03/31/1998	1.14	(0.50)	(0.31)	(0.81)	10.74	11.29	17,080	1.70		5.13		280

Global Bond Fund II
Class A
09/30/2002+	$0.59	$(0.18)	$0.00	$(0.18)	$9.83	6.27%	$8,999	0.96	%*(b)	3.59	%*	167%

03/31/2002	0.51	(0.39)	(0.31)	(0.70)	9.42	5.42	5,262	0.96	(b)	3.99		373

03/31/2001	1.02	(0.52)	(0.30)	(0.82)	9.61	11.43	2,747	0.98	(b)	5.46		422

03/31/2000	0.06	(0.52)	(0.02)	(0.54)	9.41	0.71	2,279	0.98	(b)	5.45		290

03/31/1999	0.54	(0.48)	(0.09)	(0.57)	9.89	5.65	2,728	0.95		5.07		236

03/31/1998	1.15	(0.54)	(1.53)	(2.07)	9.92	11.21	6,816	0.95		5.88		369

Class B
09/30/2002+	0.55	(0.14)	0.00	(0.14)	9.83	5.88	8,880	1.71	*(c)	2.91	*	167

03/31/2002	0.44	(0.32)	(0.31)	(0.63)	9.42	4.63	6,586	1.71	(c)	3.30		373

03/31/2001	0.95	(0.45)	(0.30)	(0.75)	9.61	10.60	5,243	1.73	(c)	4.73		422

03/31/2000	(0.01)	(0.45)	(0.02)	(0.47)	9.41	(0.05)	4,590	1.73	(c)	4.72		290

03/31/1999	0.47	(0.41)	(0.09)	(0.50)	9.89	4.85	4,909	1.70		4.16		236

03/31/1998	1.07	(0.46)	(1.53)	(1.99)	9.92	10.39	4,473	1.70		5.12		369

Class C
09/30/2002+	0.55	(0.14)	0.00	(0.14)	9.83	5.88	12,078	1.71	*(c)	2.88	*	167

03/31/2002	0.44	(0.32)	(0.31)	(0.63)	9.42	4.63	6,890	1.71	(c)	3.29		373

03/31/2001	0.95	(0.45)	(0.30)	(0.75)	9.61	10.60	5,208	1.73	(c)	4.75		422

03/31/2000	(0.01)	(0.45)	(0.02)	(0.47)	9.41	(0.05)	5,254	1.73	(c)	4.71		290

03/31/1999	0.47	(0.41)	(0.09)	(0.50)	9.89	4.82	5,863	1.70		4.16		236

03/31/1998	1.07	(0.46)	(1.53)	(1.99)	9.92	10.39	6,096	1.70		5.12		369

GNMA Fund
Class A
09/30/2002+	$0.65	$(0.10)	$0.00	$(0.10)	$11.22	6.12%	$69,416	1.01	%*(d)	2.01	%*	373%

03/31/2002	0.81	(0.46)	(0.12)	(0.58)	10.67	7.92	31,836	1.01	(d)	2.32		1292

11/30/2000—03/31/2001	0.52	(0.21)	0.00	(0.21)	10.44	5.68	11	0.65	*(f)	6.11	*	808

Class B
09/30/2002+	0.61	(0.06)	0.00	(0.06)	11.22	5.72	47,407	1.76	*(e)	1.28	*	373

05/31/2001—03/31/2002	0.63	(0.27)	(0.12)	(0.39)	10.67	6.62	13,063	1.76	*(e)	1.41	*	1292

Class C
09/30/2002 +	0.61	(0.06)	0.00	(0.06)	11.22	5.71	61,359	1.76	*(e)	1.29	*	373

05/31/2001—03/31/2002	0.63	(0.27)	(0.12)	(0.39)	10.67	6.66	17,521	1.76	*(e)	1.45	*	1292

(d)	Ratio of expenses to average net assets excluding interest expense is 1.00%.
(e)	Ratio of expenses to average net assets excluding interest expense is 1.75%.
(f)	The accrual of expenses reflect Advisory fees of 0.25% and Administrative fees of 0.40%.

93

PIMCO Financial Highlights A, B, and C Classes (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss) on Investments

High Yield Fund
Class A
09/30/2002 +	$9.19	$0.35 (a)	$(1.18)(a)

03/31/2002	9.88	0.74 (a)	(0.68)(a)

03/31/2001	10.22	0.87 (a)	(0.34)(a)

03/31/2000	11.23	0.89 (a)	(1.01)(a)

03/31/1999	11.66	0.91 (a)	(0.43)(a)

03/31/1998	11.10	0.93 (a)	0.66 (a)

Class B
09/30/2002 +	9.19	0.32 (a)	(1.18)(a)

03/31/2002	9.88	0.68 (a)	(0.69)(a)

03/31/2001	10.22	0.79 (a)	(0.33)(a)

03/31/2000	11.23	0.81 (a)	(1.01)(a)

03/31/1999	11.66	0.82 (a)	(0.43)(a)

03/31/1998	11.10	0.84 (a)	0.66 (a)

Class C
09/30/2002 +	9.19	0.32 (a)	(1.18)(a)

03/31/2002	9.88	0.67 (a)	(0.68)(a)

03/31/2001	10.22	0.79 (a)	(0.33)(a)

03/31/2000	11.23	0.81 (a)	(1.01)(a)

03/31/1999	11.66	0.82 (a)	(0.43)(a)

03/31/1998	11.10	0.85 (a)	0.65 (a)

Long-Term U.S. Government Fund
Class A
09/30/2002 +	$9.96	$0.24(a)	$1.63 (a)

03/31/2002	10.65	0.62 (a)	(0.39)(a)

03/31/2001	9.79	0.34 (a)	1.09 (a)

03/31/2000	10.30	0.58 (a)	(0.51)(a)

03/31/1999	10.57	0.59 (a)	0.20 (a)

03/31/1998	9.39	0.48 (a)	1.34 (a)

Class B
09/30/2002 +	9.96	0.19 (a)	1.64 (a)

03/31/2002	10.65	0.54 (a)	(0.39)(a)

03/31/2001	9.79	0.65 (a)	0.71 (a)

03/31/2000	10.30	0.50 (a)	(0.50)(a)

03/31/1999	10.57	0.51 (a)	0.20 (a)

03/31/1998	9.39	0.39 (a)	1.35 (a)

Class C
09/30/2002 +	9.96	0.19 (a)	1.64 (a)

03/31/2002	10.65	0.54 (a)	(0.39)(a)

03/31/2001	9.79	0.92 (a)	0.44 (a)

03/31/2000	10.30	0.51 (a)	(0.51)(a)

03/31/1999	10.57	0.50 (a)	0.21 (a)

03/31/1998	9.39	0.39 (a)	1.35 (a)

*	Annualized
+	Unaudited
(a)	Per share amounts based on average number of shares outstanding during the period.

94	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

High Yield Fund
Class A
09/30/2002 +	$(0.83)	$(0.35)	$0.00	$(0.35)	$8.01	(9.18)%	$522,205	0.90	%*	8.06	%*	79%

03/31/2002	0.06	(0.75)	0.00	(0.75)	9.19	0.67	539,679	0.90		7.83		96

03/31/2001	0.53	(0.87)	0.00	(0.87)	9.88	5.44	262,572	0.90		8.62		53

03/31/2000	(0.12)	(0.89)	0.00	(0.89)	10.22	(1.15)	187,039	0.90		8.23		39

03/31/1999	0.48	(0.91)	0.00	(0.91)	11.23	4.32	155,466	0.90		7.94		39

03/31/1998	1.59	(0.94)	(0.09)	(1.03)	11.66	14.80	70,858	0.90		8.02		37

Class B
09/30/2002 +	(0.86)	(0.32)	0.00	(0.32)	8.01	(9.52)	414,841	1.65	*	7.32	*	79

03/31/2002	(0.01)	(0.68)	0.00	(0.68)	9.19	(0.07)	447,674	1.65		7.14		96

03/31/2001	0.46	(0.80)	0.00	(0.80)	9.88	4.66	327,367	1.65		7.90		53

03/31/2000	(0.20)	(0.81)	0.00	(0.81)	10.22	(1.89)	303,333	1.65		7.48		39

03/31/1999	0.39	(0.82)	0.00	(0.82)	11.23	3.54	286,198	1.65		7.21		39

03/31/1998	1.50	(0.85)	(0.09)	(0.94)	11.66	13.94	156,099	1.65		7.27		37

Class C
09/30/2002 +	(0.86)	(0.32)	0.00	(0.32)	8.01	(9.52)	516,022	1.65	*	7.31	*	79

03/31/2002	(0.01)	(0.68)	0.00	(0.68)	9.19	(0.07)	537,595	1.65		7.13		96

03/31/2001	0.46	(0.80)	0.00	(0.80)	9.88	4.66	373,530	1.65		7.90		53

03/31/2000	(0.20)	(0.81)	0.00	(0.81)	10.22	(1.89)	341,953	1.65		7.49		39

03/31/1999	0.39	(0.82)	0.00	(0.82)	11.23	3.55	370,861	1.65		7.24		39

03/31/1998	1.50	(0.85)	(0.09)	(0.94)	11.66	13.95	284,836	1.65		7.36		37

Long-Term U.S. Government Fund
Class A
09/30/2002 +	$1.87	$(0.24)	$0.00	$(0.24)	$11.59	19.01%	$155,663	0.90	%*	4.38	%*	276%

03/31/2002	0.23	(0.62)	(0.30)	(0.92)	9.96	2.11	110,780	0.92	(b)	5.89		682

03/31/2001	1.43	(0.57)	0.00	(0.57)	10.65	15.07	79,477	0.97	(b)	3.36		1046

03/31/2000	0.07	(0.58)	0.00	(0.58)	9.79	0.86	42,773	0.99	(b)	5.96		320

03/31/1999	0.79	(0.60)	(0.46)	(1.06)	10.30	7.34	29,809	1.34	(b)	5.33		364

03/31/1998	1.82	(0.58)	(0.06)	(0.64)	10.57	19.78	6,161	0.91	(b)	4.49		177

Class B
09/30/2002 +	1.83	(0.20)	0.00	(0.20)	11.59	18.57	105,691	1.65	*	3.57	*	276

03/31/2002	0.15	(0.54)	(0.30)	(0.84)	9.96	1.35	67,302	1.67	(c)	5.14		682

03/31/2001	1.36	(0.50)	0.00	(0.50)	10.65	14.22	54,374	1.70	(c)	6.40		1046

03/31/2000	0.00	(0.51)	0.00	(0.51)	9.79	0.11	34,301	1.72	(c)	5.16		320

03/31/1999	0.71	(0.52)	(0.46)	(0.98)	10.30	6.51	37,946	2.13	(c)	4.53		364

03/31/1998	1.74	(0.50)	(0.06)	(0.56)	10.57	18.85	7,516	1.66	(c)	4.64		177

Class C
09/30/2002 +	1.83	(0.20)	0.00	(0.20)	11.59	18.57	69,236	1.65	*	3.53	*	276

03/31/2002	0.15	(0.54)	(0.30)	(0.84)	9.96	1.33	41,830	1.67	(c)	5.14		682

03/31/2001	1.36	(0.50)	0.00	(0.50)	10.65	14.24	35,675	1.71	(c)	9.01		1046

03/31/2000	(0.00)	(0.51)	0.00	(0.51)	9.79	0.11	20,955	1.71	(c)	5.16		320

03/31/1999	0.71	(0.52)	(0.46)	(0.98)	10.30	6.52	31,653	2.16	(c)	4.50		364

03/31/1998	1.74	(0.50)	(0.06)	(0.56)	10.57	18.86	7,258	1.66	(c)	4.64		177

(b)	Ratio of expenses to average net assets excluding interest expense is 0.90%.
(c)	Ratio of expenses to average net assets excluding interest expense is 1.65%.

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	95

PIMCO Financial Highlights A, B, and C Classes (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments

Low Duration Fund
Class A
09/30/2002 +	$10.06	$0.18	(a)	$0.24	(a)

03/31/2002	10.03	0.46	(a)	0.07	(a)

03/31/2001	9.81	0.60	(a)	0.25	(a)

03/31/2000	10.10	0.59	(a)	(0.29	)(a)

03/31/1999	10.18	0.60	(a)	(0.02	)(a)

03/31/1998	9.98	0.60	(a)	0.23	(a)

Class B
09/30/2002 +	10.06	0.14	(a)	0.24	(a)

03/31/2002	10.03	0.39	(a)	0.06	(a)

03/31/2001	9.81	0.53	(a)	0.24	(a)

03/31/2000	10.10	0.51	(a)	(0.29	)(a)

03/31/1999	10.18	0.52	(a)	(0.02	)(a)

03/31/1998	9.98	0.53	(a)	0.22	(a)

Class C
09/30/2002 +	10.06	0.15	(a)	0.25	(a)

03/31/2002	10.03	0.40	(a)	0.08	(a)

03/31/2001	9.81	0.55	(a)	0.25	(a)

03/31/2000	10.10	0.54	(a)	(0.29	)(a)

03/31/1999	10.18	0.55	(a)	(0.02	)(a)

03/31/1998	9.98	0.55	(a)	0.23	(a)

Money Market Fund
Class A
09/30/2002 +	$1.00	$0.01	(a)	$0.00	(a)

03/31/2002	1.00	0.03	(a)	0.00	(a)

03/31/2001	1.00	0.06	(a)	0.00	(a)

03/31/2000	1.00	0.05	(a)	0.00	(a)

03/31/1999	1.00	0.05	(a)	0.00	(a)

03/31/1998	1.00	0.05	(a)	0.00	(a)

Class B
09/30/2002 +	1.00	0.00	(a)	0.00	(a)

03/31/2002	1.00	0.02	(a)	0.00	(a)

03/31/2001	1.00	0.05	(a)	0.00	(a)

03/31/2000	1.00	0.04	(a)	0.00	(a)

03/31/1999	1.00	0.04	(a)	0.00	(a)

03/31/1998	1.00	0.04	(a)	0.00	(a)

Class C
09/30/2002 +	1.00	0.01	(a)	0.00	(a)

03/31/2002	1.00	0.03	(a)	0.00	(a)

03/31/2001	1.00	0.06	(a)	0.00	(a)

03/31/2000	1.00	0.05	(a)	0.00	(a)

03/31/1999	1.00	0.05	(a)	0.00	(a)

03/31/1998	1.00	0.05	(a)	0.00	(a)

*	Annualized
+	Unaudited
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 0.90%.

96	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Low Duration Fund
Class A
09/30/2002 +	$0.42	$(0.18)	$0.00	$(0.18)	$10.30	4.22%	$1,395,829	0.90	%*	3.49	%*	95%

03/31/2002	0.53	(0.49)	(0.01)	(0.50)	10.06	5.41	829,238	0.90		4.51		569

03/31/2001	0.85	(0.63)	0.00	(0.63)	10.03	8.93	273,994	0.96	(b)	6.07		348

03/31/2000	0.30	(0.59)	0.00	(0.59)	9.81	3.07	235,413	0.98	(b)	5.91		82

03/31/1999	0.58	(0.60)	(0.06)	(0.66)	10.10	5.86	191,727	0.90		5.85		245

03/31/1998	0.83	(0.60)	(0.03)	(0.63)	10.18	8.49	109,531	0.90		5.93		309

Class B
09/30/2002 +	0.38	(0.14)	0.00	(0.14)	10.30	3.83	350,551	1.65	*	2.74	*	95

03/31/2002	0.45	(0.41)	(0.01)	(0.42)	10.06	4.63	203,092	1.65		3.87		569

03/31/2001	0.77	(0.55)	0.00	(0.55)	10.03	8.12	88,585	1.71	(c)	5.32		348

03/31/2000	0.22	(0.51)	0.00	(0.51)	9.81	2.30	73,121	1.73	(c)	5.16		82

03/31/1999	0.50	(0.52)	(0.06)	(0.58)	10.10	5.07	65,160	1.65		5.03		245

03/31/1998	0.75	(0.52)	(0.03)	(0.55)	10.18	7.68	17,624	1.65		5.16		309

Class C
09/30/2002 +	0.40	(0.16)	0.00	(0.16)	10.30	3.96	790,901	1.40	*	2.98	*	95

03/31/2002	0.48	(0.44)	(0.01)	(0.45)	10.06	4.89	429,436	1.40		3.99		569

03/31/2001	0.80	(0.58)	0.00	(0.58)	10.03	8.39	119,062	1.46	(d)	5.58		348

03/31/2000	0.25	(0.54)	0.00	(0.54)	9.81	2.55	110,447	1.48	(d)	5.42		82

03/31/1999	0.53	(0.55)	(0.06)	(0.61)	10.10	5.33	112,229	1.40		5.35		245

03/31/1998	0.78	(0.55)	(0.03)	(0.58)	10.18	8.01	68,766	1.40		5.46		309

Money Market Fund
Class A
09/30/2002 +	$0.01	$(0.01)	$0.00	$(0.01)	$1.00	0.65%	$89,921	0.60	%*	1.29	%*	0%

03/31/2002	0.03	(0.03)	0.00	(0.03)	1.00	2.65	46,077	0.60		2.59		0

03/31/2001	0.06	(0.06)	0.00	(0.06)	1.00	5.94	58,940	0.60		5.85		0

03/31/2000	0.05	(0.05)	0.00	(0.05)	1.00	4.92	101,734	0.60		4.90		0

03/31/1999	0.05	(0.05)	0.00	(0.05)	1.00	4.76	105,200	0.60		4.78		0

03/31/1998	0.05	(0.05)	0.00	(0.05)	1.00	5.10	41,375	0.60		5.02		0

Class B
09/30/2002 +	0.00	0.00	0.00	0.00	1.00	0.20	69,669	1.50	*	0.38	*	0

03/31/2002	0.02	(0.02)	0.00	(0.02)	1.00	1.73	39,283	1.50		1.63		0

03/31/2001	0.05	(0.05)	0.00	(0.05)	1.00	5.02	38,286	1.50		4.87		0

03/31/2000	0.04	(0.04)	0.00	(0.04)	1.00	3.99	25,507	1.50		4.05		0

03/31/1999	0.04	(0.04)	0.00	(0.04)	1.00	4.03	14,968	1.50		3.79		0

03/31/1998	0.04	(0.04)	0.00	(0.04)	1.00	4.21	2,937	1.50		4.15		0

Class C
09/30/2002 +	0.01	(0.01)	0.00	(0.01)	1.00	0.65	130,285	0.60	*	1.29	*	0

03/31/2002	0.03	(0.03)	0.00	(0.03)	1.00	2.65	80,530	0.60		2.71		0

03/31/2001	0.06	(0.06)	0.00	(0.06)	1.00	5.94	108,549	0.60		5.77		0

03/31/2000	0.05	(0.05)	0.00	(0.05)	1.00	4.95	99,475	0.60		4.78		0

03/31/1999	0.05	(0.05)	0.00	(0.05)	1.00	4.85	86,159	0.60		4.79		0

03/31/1998	0.05	(0.05)	0.00	(0.05)	1.00	5.14	55,696	0.60		5.05		0

(c)	Ratio of expenses to average net assets excluding interest expense is 1.65%.
(d)	Ratio of expenses to average net assets excluding interest expense is 1.40%.

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	97

PIMCO Financial Highlights A, B, and C Classes (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments

Real Return Fund
Class A
09/30/2002 +	$10.29	$0.25(a)		$1.19	(a)

03/31/2002	10.40	0.31(a)		0.13	(a)

03/31/2001	9.92	0.71(a)		0.61	(a)

03/31/2000	9.83	0.64(a)		0.11	(a)

03/31/1999	9.77	0.43(a)		0.14	(a)

03/31/1998	9.93	0.40(a)		0.03	(a)

Class B
09/30/2002 +	10.29	0.21(a)		1.19	(a)

03/31/2002	10.40	0.23(a)		0.13	(a)

03/31/2001	9.92	0.64(a)		0.60	(a)

03/31/2000	9.83	0.57(a)		0.11	(a)

03/31/1999	9.77	0.37(a)		0.12	(a)

03/31/1998	9.93	0.33(a)		0.03	(a)

Class C
09/30/2002 +	10.29	0.22(a)		1.19	(a)

03/31/2002	10.40	0.25(a)		0.13	(a)

03/31/2001	9.92	0.68(a)		0.59	(a)

03/31/2000	9.83	0.58(a)		0.12	(a)

03/31/1999	9.77	0.44(a)		0.08	(a)

03/31/1998	9.93	0.35(a)		0.04	(a)

Short-Term Fund
Class A
09/30/2002 +	$10.00	$0.13(a)		$(0.06	)(a)

03/31/2002	10.03	0.31(a)		0.06	(a)

03/31/2001	9.95	0.60(a)		0.10	(a)

03/31/2000	10.03	0.55(a)		(0.09	)(a)

03/31/1999	10.06	0.53(a)		(0.02	)(a)

03/31/1998	10.00	0.55(a)		0.09	(a)

Class B
09/30/2002 +	10.00	0.10(a)		(0.07	)(a)

03/31/2002	10.03	0.28(a)		0.01	(a)

03/31/2001	9.95	0.53(a)		0.10	(a)

03/31/2000	10.03	0.48(a)		(0.09	)(a)

03/31/1999	10.06	0.45(a)		(0.02	)(a)

03/31/1998	10.00	0.50(a)		0.08	(a)

Class C
09/30/2002 +	10.00	0.12(a)		(0.06	)(a)

03/31/2002	10.03	0.27(a)		0.07	(a)

03/31/2001	9.95	0.57(a)		0.10	(a)

03/31/2000	10.03	0.52(a)		(0.09	)(a)

03/31/1999	10.06	0.50(a)		(0.02	)(a)

03/31/1998	10.00	0.54	(a)	0.07	(a)

*	Annualized
+	Unaudited
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 0.90%.
(c)	Ratio of expenses to average net assets excluding interest expense is 1.65%.

98	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Real Return Fund
Class A
09/30/2002 +	$1.44	$(0.28)	$0.00	$(0.28)	$11.45	14.15%	$1,272,252	0.93	%*(b)	4.59	%*	63%

03/31/2002	0.44	(0.45)	(0.10)	(0.55)	10.29	4.22	527,616	0.90		3.03		237

03/31/2001	1.32	(0.76)	(0.08)	(0.84)	10.40	13.97	95,899	0.94	(b)	7.03		202

03/31/2000	0.75	(0.64)	(0.02)	(0.66)	9.92	7.93	17,676	0.93	(b)	6.57		253

03/31/1999	0.57	(0.51)	0.00	(0.51)	9.83	5.99	6,250	0.92	(b)	4.40		438

03/31/1998	0.43	(0.45)	(0.14)	(0.59)	9.77	4.12	370	0.92	(b)	4.06		967

Class B
09/30/2002 +	1.40	(0.24)	0.00	(0.24)	11.45	13.72	774,766	1.68	*(c)	3.93	*	63

03/31/2002	0.36	(0.37)	(0.10)	(0.47)	10.29	3.44	367,369	1.65		2.17		237

03/31/2001	1.24	(0.68)	(0.08)	(0.76)	10.40	13.12	54,875	1.69	(c)	6.33		202

03/31/2000	0.68	(0.57)	(0.02)	(0.59)	9.92	7.16	11,463	1.68	(c)	5.82		253

03/31/1999	0.49	(0.43)	0.00	(0.43)	9.83	5.19	3,646	1.68	(c)	3.72		438

03/31/1998	0.36	(0.38)	(0.14)	(0.52)	9.77	3.50	1,496	1.67	(c)	3.32		967

Class C
09/30/2002 +	1.41	(0.25)	0.00	(0.25)	11.45	13.87	1,226,391	1.43	*(d)	4.07	*	63

03/31/2002	0.38	(0.39)	(0.10)	(0.49)	10.29	3.70	516,693	1.40		2.43		237

03/31/2001	1.27	(0.71)	(0.08)	(0.79)	10.40	13.42	81,407	1.44	(d)	6.69		202

03/31/2000	0.70	(0.59)	(0.02)	(0.61)	9.92	7.40	17,336	1.43	(d)	5.90		253

03/31/1999	0.52	(0.46)	0.00	(0.46)	9.83	5.46	2,534	1.43	(d)	4.49		438

03/31/1998	0.39	(0.41)	(0.14)	(0.55)	9.77	3.73	490	1.42	(d)	3.56		967

Short-Term Fund
Class A
09/30/2002 +	$0.07	$(0.13)	$0.00	$(0.13)	$9.94	0.72%	$802,187	0.85	%*	2.63	%*	30%

03/31/2002	0.37	(0.38)	(0.02)	(0.40)	10.00	3.68	756,465	0.92	(e)	3.04		131

03/31/2001	0.70	(0.60)	(0.02)	(0.62)	10.03	7.23	84,342	1.41	(e)	6.03		121

03/31/2000	0.46	(0.54)	0.00	(0.54)	9.95	4.76	75,671	1.03	(e)	5.45		38

03/31/1999	0.51	(0.53)	(0.01)	(0.54)	10.03	5.21	80,787	0.85		5.15		47

03/31/1998	0.64	(0.57)	(0.01)	(0.58)	10.06	6.64	24,182	0.85		5.48		48

Class B
09/30/2002 +	0.03	(0.09)	0.00	(0.09)	9.94	0.35	16,834	1.60	*	1.91	*	30

03/31/2002	0.29	(0.30)	(0.02)	(0.32)	10.00	2.93	11,277	1.74	(f)	2.80		131

03/31/2001	0.63	(0.53)	(0.02)	(0.55)	10.03	6.44	6,954	2.15	(f)	5.28		121

03/31/2000	0.39	(0.47)	0.00	(0.47)	9.95	4.00	6,694	1.80	(f)	4.77		38

03/31/1999	0.43	(0.45)	(0.01)	(0.46)	10.03	4.43	3,813	1.60		4.45		47

03/31/1998	0.58	(0.51)	(0.01)	(0.52)	10.06	5.96	1,258	1.60		4.97		48

Class C
09/30/2002 +	0.06	(0.12)	0.00	(0.12)	9.94	0.57	329,326	1.15	*	2.33	*	30

03/31/2002	0.34	(0.35)	(0.02)	(0.37)	10.00	3.37	254,809	1.22	(g)	2.68		131

03/31/2001	0.67	(0.57)	(0.02)	(0.59)	10.03	6.91	23,961	1.70	(g)	5.72		121

03/31/2000	0.43	(0.51)	0.00	(0.51)	9.95	4.45	18,935	1.34	(g)	5.17		38

03/31/1999	0.48	(0.50)	(0.01)	(0.51)	10.03	4.91	15,589	1.15		4.92		47

03/31/1998	0.61	(0.54)	(0.01)	(0.55)	10.06	6.33	6,763	1.15		5.33		48

(d)	Ratio of expenses to average net assets excluding interest expense is 1.40%.
(e)	Ratio of expenses to average net assets excluding interest expense is 0.85%.
(f)	Ratio of expenses to average net assets excluding interest expense is 1.60%.
(g)	Ratio of expenses to average net assets excluding interest expense is 1.15%.

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	99

PIMCO Financial Highlights A, B, and C Classes (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments

StocksPLUS Fund
Class A
09/30/2002 +	$9.97	$(0.52	)(a)	$(2.24	)(a)

03/31/2002	10.10	0.31	(a)	(0.22	)(a)

03/31/2001	14.06	(0.01	)(a)	(2.80	)(a)

03/31/2000	14.26	1.05	(a)	1.27	(a)

03/31/1999	14.06	0.93	(a)	1.29	(a)

03/31/1998	11.46	1.66	(a)	3.41	(a)

Class B
09/30/2002 +	9.83	(0.57	)(a)	(2.18	)(a)

03/31/2002	9.98	0.24	(a)	(0.22	)(a)

03/31/2001	13.96	(0.09	)(a)	(2.79	)(a)

03/31/2000	14.18	0.90	(a)	1.30	(a)

03/31/1999	14.01	0.84	(a)	1.26	(a)

03/31/1998	11.44	1.61	(a)	3.35	(a)
Class C
09/30/2002 +	9.88	(0.56	)(a)	(2.20	)(a)

03/31/2002	10.03	0.26	(a)	(0.22	)(a)

03/31/2001	14.00	(0.07	)(a)	(2.79	)(a)

03/31/2000	14.21	0.94	(a)	1.30	(a)

03/31/1999	14.03	0.86	(a)	1.28	(a)

03/31/1998	11.45	1.64	(a)	3.35	(a)

Strategic Balanced Fund
Class A
09/30/2002 +	$10.47	$0.06	(a)	$(1.65	)(a)

03/31/2002	10.42	0.39	(a)	(0.03	)(a)

03/31/2001	12.74	0.89	(a)	(1.90	)(a)

05/28/1999-03/31/2000	12.80	0.64	(a)	0.48	(a)

Class B
09/30/2002 +	10.44	0.02	(a)	(1.63	)(a)

03/31/2002	10.40	0.31	(a)	(0.04	)(a)

03/31/2001	12.72	0.81	(a)	(1.90	)(a)

05/28/1999-03/31/2000	12.80	0.60	(a)	0.45	(a)

Class C
09/30/2002 +	10.42	0.02	(a)	(1.63	)(a)

03/31/2002	10.37	0.31	(a)	(0.03	)(a)

03/31/2001	12.70	0.82	(a)	(1.92	)(a)

05/28/1999-03/31/2000	12.80	0.61	(a)	0.42	(a)

Total Return Mortgage Fund
Class A
09/30/2002 +	$10.35	$0.13	(a)	$0.54	(a)

03/31/2002	10.42	0.41	(a)	0.35	(a)

07/31/2000-03/31/2001	10.02	0.39	(a)	0.57	(a)

Class B
09/30/2002 +	10.35	0.09	(a)	0.56	(a)

03/31/2002	10.42	0.31	(a)	0.43	(a)

07/31/2000-03/31/2001	10.02	0.34	(a)	0.59	(a)

Class C
09/30/2002 +	10.35	0.09	(a)	0.54	(a)

03/31/2002	10.42	0.31	(a)	0.37	(a)

07/31/2000-03/31/2001	10.02	0.34	(a)	061	(a)

*	Annualized
+	Unaudited
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 1.05%.
(c)	Ratio of expenses to average net assets excluding interest expense is 0.90%.

100	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Stocks PLUS Fund
Class A
09/30/2002 +	$(2.76)	$0.00	$0.00	$0.00	$7.21	(27.68)%	$68,260	1.05	%*	(12.08	)%*	89%

03/31/2002	0.09	(0.22)	0.00	(0.22)	9.97	0.86	107,085	1.06	(b)	3.10		455

03/31/2001	(2.81)	(0.24)	(0.91)	(1.15)	10.10	(21.31)	108,332	1.05		(0.05)		270

03/31/2000	2.32	(1.04)	(1.48)	(2.52)	14.06	17.26	160,847	1.05		7.21		92

03/31/1999	2.22	(0.78)	(1.24)	(2.02)	14.26	17.07	148,748	1.05		6.66		81

03/31/1998	5.07	(1.38)	(1.09)	(2.47)	14.06	47.07	62,970	1.05		13.34		30

Class B
09/30/2002 +	(2.75)	0.00	0.00	0.00	7.08	(27.98)	120,860	1.80	*	(13.38*	)	89

03/31/2002	0.02	(0.17)	0.00	(0.17)	9.83	0.13	200,010	1.81	(e)	2.42		455

03/31/2001	(2.88)	(0.19)	(0.91)	(1.10)	9.98	(21.91)	240,913	1.80		(0.74)		270

03/31/2000	2.20	(0.94)	(1.48)	(2.42)	13.96	16.40	374,171	1.80		6.27		92

03/31/1999	2.10	(0.69)	(1.24)	(1.93)	14.18	16.21	281,930	1.80		6.05		81

03/31/1998	4.96	(1.30)	(1.09)	(2.39)	14.01	(46.11)	99,039	1.80		12.60		30

Class C
09/30/2002 +	(2.76)	0.00	0.00	0.00	7.12	(27.93)	112,438	1.55	*	(13.12*	)	89

03/31/2002	0.04	(0.19)	0.00	(0.19)	9.88	0.31	187,100	1.56	(f)	2.60		455

03/31/2001	(2.86)	(0.20)	(0.91)	(1.11)	10.03	(21.66)	207,945	1.55		(0.59)		270

03/31/2000	2.24	(0.97)	(1.48)	(2.45)	14.00	16.69	311,942	1.55		6.47		92

03/31/1999	2.14	(0.72)	(1.24)	(1.96)	14.21	16.48	245,088	1.55		6.19		81

03/31/1998	4.99	(1.32)	(1.09)	(2.41)	14.03	46.38	96,960	1.55		12.85		30

Strategic Balanced Fund
Class A
09/30/2002 +	$(1.59)	$(0.07)	$0.00	$(0.07)	$8.81	(15.22)%	$2,994	0.65	%*	1.17	%*	13%

03/31/2002	0.36	(0.31)	0.00	(0.31)	10.47	3.48	4,049	0.65	(g)	3.70		35

03/31/2001	(1.01)	(0.62)	(0.69)	(1.31)	10.42	(8.58)	3,660	0.86	(g)	7.44		651

05/28/1999-03/31/2000	1.12	(0.87)	(0.31)	(1.18)	12.74	9.34	4,468	1.05	*	5.99	*	176

Class B
09/30/2002 +	(1.61)	(0.04)	0.00	(0.04)	8.79	(15.48)	6,201	1.40	*	0.42	*	13

03/31/2002	0.27	(0.23)	0.00	(0.23)	10.44	2.60	7,984	1.40	(g)	2.90		35

03/31/2001	(1.09)	(0.54)	(0.69)	(1.23)	10.40	(9.28)	8,484	1.57	(g)	6.59		651

05/28/1999-03/31/2000	1.05	(0.82)	(0.31)	(1.13)	12.72	8.61	11,604	1.80	*(g)	5.61	*	176

Class C
09/30/2002 +	(1.61)	(0.04)	0.00	(0.04)	8.77	(15.50)	12,569	1.40	*	0.42	*	13

03/31/2002	0.28	(0.23)	0.00	(0.23)	10.42	2.73	15,235	1.40	(g)	2.91		35

03/31/2001	1.10	(0.54)	(0.69)	(1.23)	10.37	(9.32)	14,004	1.58	(g)	6.76		651

05/28/1999-03/31/2000	1.03	(0.82)	(0.31)	(1.13)	12.70	8.47	13,116	1.80	*	5.66	*	176

Total Return Mortgage Fund
Class A
09/30/2002 +	$0.67	$(0.13)	$0.00	$(0.13)	$10.89	6.48%	$21,879	0.91	%*(c)	2.46	%*	405%

03/31/2002	0.76	(0.43)	(0.40)	(0.83)	10.35	7.43	7,010	0.90		3.88		1193

07/31/2000-03/31/2001	0.96	(0.38)	(0.18)	(0.56)	10.42	10.58	769	0.90	*	5.68	*	848

Class B
09/30/2002 +	0.65	(0.11)	0.00	(0.11)	10.89	6.08	12,692	1.67	*(d)	1.71	*	405

03/31/2002	0.74	(0.41)	(0.40)	(0.81)	10.35	6.61	5,787	1.65		2.92		1193

07/31/2000-03/31/2001	0.93	(0.35)	(0.18)	(0.53)	10.42	9.95	816	1.65	*	4.89	*	848

Class C
09/30/2002 +	0.63	(0.09)	0.00	(0.09)	10.89	6.08	24,294	1.66	*(d)	1.73	*	405

03/31/2002	0.68	(0.35)	(0.40)	(0.75)	10.35	6.62	9,585	1.65		2.91		1193

07/31/2000-03/31/2001	0.95	(0.37)	(0.18)	(0.55)	10.42	9.94	1,908	1.65	*	4.94	*	848

(d)	Ratio of expenses to average net assets excluding interest expense is 1.65%.
(e)	Ratio of expenses to average net assets excluding interest expense is 1.80%.
(f)	Ratio of expenses to average net assets excluding interest expense is 1.55%.
(g)	Effective September 29, 2000, the Strategic Balanced Fund did not incur advisory fee expenses.

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	101

PIMCO Statements of Assets and Liabilities A, B, and C Classes
September 30, 2002 (Unaudited)

Amounts in thousands, except per share amounts	Convertible Fund	Emerging Markets Bond Fund	Foreign Bond Fund	Global Bond Fund II	GNMA Fund

Assets:
Investments, at value	$26,272	$388,398	$2,002,223	$187,583	$356,762
Cash	5	4,843	248	7	480
Foreign currency, at value	132	0	28,875	2,481	0
Receivable for investments sold and forward foreign currency contracts	1	10,458	1,040,308	71,510	115,907
Receivable for Fund shares sold	25	690	3,897	476	4,633
Variation margin receivable	0	0	4,078	188	0
Interest and dividends receivable	176	5,287	30,119	3,299	1,178

	26,611	409,676	3,109,748	265,544	478,960

Liabilities:
Payable for investments purchased and forward foreign currency contracts	$0	$63,629	$420,562	$29,174	$230,550
Payable for financing transactions	0	64,178	1,032,311	110,610	0
Payable for short sale	0	10,084	483,596	23,518	6,161
Due to Custodian	0	0	0	0	0
Written options outstanding	0	0	17,399	1,663	0
Payable for Fund shares redeemed	245	1,280	1,212	128	2,582
Dividends payable	0	177	227	31	90
Accrued investment advisory fee	8	92	210	18	43
Accrued administration fee	6	91	265	25	76
Accrued distribution fee	6	24	65	12	0
Accrued servicing fee	3	16	68	5	91
Variation margin payable	0	0	541	0	9
Recoupment payable to Manager	2	0	0	0	0
Net payable for swap agreements	0	9,148	32,401	2,470	1,280
Other liabilities	0	478	14,595	1,477	204

	270	149,197	2,003,452	169,131	241,086

Net Assets	$26,341	$260,479	$1,106,296	$96,413	$237,874

Net Assets Consist of:
Paid in capital	$53,138	$285,590	$1,084,767	$94,734	$230,710
Undistributed (overdistributed) net investment income	902	6,324	29,418	578	136
Accumulated undistributed net realized gain (loss)	(25,038)	(8)	(67,880)	(5,331)	6,046
Net unrealized appreciation (depreciation)	(2,661)	(31,427)	59,991	6,432	982

	$26,341	$260,479	$1,106,296	$96,413	$237,874

Net Assets:
Class A	$2,561	$28,792	$161,647	$8,999	$69,416
Class B	5,500	17,689	41,478	8,880	47,407
Class C	5,415	19,169	64,075	12,078	61,359
Other Classes	12,865	194,829	839,096	66,456	59,692

Shares Issued and Outstanding:
Class A	274	3,473	15,173	915	6,187
Class B	591	2,134	3,893	904	4,225
Class C	580	2,312	6,015	1,228	5,469

Net Asset Value and Redemption Price * Per Share
(Net Assets Per Share Outstanding)
Class A	$9.35	$8.29	$10.65	$9.83	$11.22
Class B	9.30	8.29	10.65	9.83	11.22
Class C	9.34	8.29	10.65	9.83	11.22

Cost of Investments Owned	$28,936	$411,051	$1,893,991	$177,072	$354,265

Cost of Foreign Currency Held	$130	$0	$28,613	$2,474	$0

* With respect to the Retail Classes, the redemption price varies by the length of time the shares are held.

102	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

Amounts in thousands, except per share amounts	High Yield Fund	Long-Term U.S. Gov’t Fund	Low Duration Fund	Money Market Fund	Real Return Fund	Short-Term Fund	StocksPLUS Fund	Strategic Balanced Fund	Total Return Mortgage Fund

Assets:
Investments, at value	$3,697,556	$882,200	$10,010,779	$400,219	$7,314,256	$2,862,686	$788,672	$51,156	$353,664
Cash	3,535	1,619	152	880	0	113	110	1	0
Foreign currency, at value	0	0	71,616	0	856	1,286	2,802	0	0
Receivable for investments sold and forward foreign currency contracts	105,462	23,591	919	0	385,556	38,766	184	0	189,191
Receivable for Fund shares sold	16,147	12,193	122,393	3,609	101,864	14,193	1,866	102	1,984
Variation margin receivable	0	3,755	5,909	0	0	2,302	111	0	0
Interest and dividends receivable	86,055	4,192	46,162	274	67,429	18,032	3,645	69	767

	3,908,755	927,550	10,257,930	404,982	7,869,961	2,937,378	797,390	51,328	545,606

Liabilities:
Payable for investments purchased and forward foreign currency contracts	$49,465	$15,782	$1,917,478	$0	$99,472	$44,189	$74,602	$72	$274,477
Payable for financing transactions	0	0	0	0	693,351	0	0	0	0
Payable for short sale	85,834	24,142	0	0	390,940	30,260	0	0	66,672
Due to Custodian	4,921	0	0	0	13,719	0	0	0	22
Written options outstanding	13,517	8,492	113	0	0	8,797	352	0	0
Payable for Fund shares redeemed	14,845	1,707	31,960	2,025	20,314	14,716	3,712	134	241
Dividends payable	6,651	265	3,424	18	2,828	1,143	0	0	49
Accrued investment advisory fee	746	157	1,530	42	1,197	546	226	0	37
Accrued administration fee	932	193	1,521	87	1,537	573	179	9	53
Accrued distribution fee	631	141	532	42	921	140	142	11	1
Accrued servicing fee	310	60	505	28	725	242	63	5	47
Variation margin payable	0	0	0	0	236	0	6,667	0	8
Recoupment payable to Manager	0	0	0	0	0	0	0	0	0
Net payable for swap agreements	14,424	612	7,188	0	4,706	21,718	20,799	0	1,147
Other liabilities	1,504	1,924	161	0	1,679	882	210	0	181

	193,780	53,475	1,964,412	2,242	1,231,625	123,206	106,952	231	342,935

Net Assets	$3,714,975	$874,075	$8,293,518	$402,740	$6,638,336	$2,814,172	$690,438	$51,097	$202,671

Net Assets Consist of:
Paid in capital	$4,955,241	$805,644	$8,160,621	$402,721	$6,131,075	$2,842,045	$1,271,201	$73,173	$196,265
Undistributed (overdistributed) net investment income	(58)	372	20,104	112	2,359	(317)	(42,560)	1,117	176
Accumulated undistributed net realized gain (loss)	(632,699)	31,624	85,732	(93)	76,739	(4,245)	(499,076)	(9,119)	4,619
Net unrealized appreciation (depreciation)	(607,509)	36,435	27,061	0	428,163	(23,311)	(39,127)	(14,074)	1,611

	$3,714,975	$874,075	$8,293,518	$402,740	$6,638,336	$2,814,172	$690,438	$51,097	$202,671

Net Assets:
Class A	$522,205	$155,663	$1,395,829	$89,921	$1,272,252	$802,187	$68,260	$2,994	$21,879
Class B	414,841	105,691	350,551	69,669	774,766	16,834	120,860	6,201	12,692
Class C	516,022	69,236	790,901	130,285	1,226,391	329,326	112,438	12,569	24,294
Other Classes	2,261,907	543,485	5,756,237	112,865	3,364,927	1,665,825	388,880	29,333	143,806

Shares Issued and Outstanding:
Class A	65,218	13,434	135,575	89,921	111,152	80,733	9,474	340	2,009
Class B	51,811	9,121	34,048	69,669	67,688	1,694	17,079	706	1,167
Class C	64,446	5,975	76,819	130,285	107,144	33,144	15,785	1,434	2,231

Net Asset Value and Redemption Price * Per Share
(Net Assets Per Share Outstanding)
Class A	$8.01	$11.59	$10.30	$1.00	$11.45	$9.94	$7.21	$8.81	$10.89
Class B	8.01	11.59	10.30	1.00	11.45	9.94	7.08	8.79	10.89
Class C	8.01	11.59	10.30	1.00	11.45	9.94	7.12	8.77	10.89

Cost of Investments Owned	$4,295,847	$861,110	$10,012,670	$400,219	$6,875,628	$2,881,809	$792,311	$65,229	$350,628

Cost of Foreign Currency Held	$0	$0	$71,568	$0	$851	$1,264	$2,789	$0	$0

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	103

PIMCO Statements of Operations A, B, and C Classes

For the period ended September 30, 2002 (Unaudited)

Amounts in thousands	Convertible Fund	Emerging Markets Bond Fund	Foreign Bond Fund	Global Bond Fund II	GNMA Fund

Investment Income:
Interest, net of foreign taxes	$230	$11,104	$18,381	$2,043	$2,360
Dividends, net of foreign taxes	226	0	203	22	0
Miscellaneous income	0	0	0	0	0

Total Income	456	11,104	18,584	2,065	2,360
Expenses:
Investment advisory fees	58	584	1,143	112	195
Administration fees	47	580	1,448	152	334
Distribution fees—Class B	21	59	139	27	0
Distribution fees—Class C	22	68	209	34	0
Servicing fees—Class A	5	29	173	9	59
Servicing fees—Class B	7	20	46	9	130
Servicing fees—Class C	7	23	70	11	176
Distribution and/or servicing fees—Other Classes	0	40	122	0	4
Trustees’ fees	0	0	1	0	0
Organization costs	0	0	0	0	0
Interest expense	3	50	29	4	6
Miscellaneous expense	1	0	0	0	0

Total Expenses	171	1,453	3,380	358	904

Net Investment Income (Loss)	285	9,651	15,204	1,707	1,456

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	(961)	(462)	(33,933)	(1,791)	5,250
Net realized gain (loss) on futures contracts, written options and swaps	0	413	26,133	1,504	700
Net realized gain (loss) on foreign currency transactions	(9)	620	(59,309)	(4,654)	0
Net change in unrealized appreciation (depreciation) on investments	(2,313)	(32,112)	139,662	13,273	2,595
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	0	(9,275)	(37,227)	(3,533)	(1,485)
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	8	31	(12,154)	(964)	0
Net Gain (Loss)	(3,275)	(40,785)	23,172	3,835	7,060

Net Increase (Decrease) in Assets Resulting from Operations	$(2,990)	$(31,134)	$38,376	$5,542	$8,516

104	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

Amounts in thousands	High Yield Fund	Long-Term U.S. Gov’t Fund	Low Duration Fund	Money Market Fund	Real Return Fund	Short-Term Fund	StocksPLUS Fund	Strategic Balanced Fund	Total Return Mortgage Fund

Investment Income:
Interest, net of foreign taxes	$175,419	$16,926	$156,110	$3,292	$132,863	$49,478	$16,250	$0	$2,224
Dividends, net of foreign taxes	2,456	0	213	0	0	0	35	517	0
Miscellaneous income	36	0	74	0	0	0	(64,732)	0	0

Total Income	177,911	16,926	156,397	3,292	132,863	49,478	(48,447)	517	2,224
Expenses:
Investment advisory fees	4,972	808	8,812	261	5,857	3,545	1,680	0	163
Administration fees	6,207	1,005	8,543	520	7,366	3,704	1,352	61	231
Distribution fees—Class B	1,659	303	1,002	193	1,936	51	600	27	0
Distribution fees—Class C	2,023	195	1,465	0	2,010	437	375	53	0
Servicing fees—Class A	684	161	1,369	36	1,030	1,021	113	4	16
Servicing fees—Class B	553	101	334	64	645	17	200	9	40
Servicing fees—Class C	674	65	732	53	1,005	364	188	18	75
Distribution and/or servicing fees—Other Classes	787	110	554	22	1,119	515	115	4	80
Trustees’ fees	5	1	7	1	3	2	1	0	0
Organization costs	0	0	0	0	1	0	0	0	0
Interest expense	0	11	0	1	795	6	2	0	7
Miscellaneous expense	0	0	0	0	0	0	0	0	0

Total Expenses	17,564	2,760	22,818	1,151	21,767	9,662	4,626	176	612

Net Investment Income (Loss)	160,347	14,166	133,579	2,141	111,096	39,816	(53,073)	341	1,612

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	(172,529)	6,462	32,459	0	72,793	(6,910)	1,191	(2,699)	4,044
Net realized gain (loss) on futures contracts, written options and swaps	5,580	46,878	36,791	0	5,994	3,903	(154,523)	0	575
Net realized gain (loss) on foreign currency transactions	(2,451)	0	14,339	0	(4,635)	13	(67)	0	0
Net change in unrealized appreciation (depreciation) on investments	(363,461)	30,021	26,959	0	443,993	(17,363)	(1,465)	(6,958)	2,787
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	(11,780)	17,241	50,157	0	(2,708)	1,504	(62,656)	0	(1,305)
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	554	0	(249)	0	533	10	453	0	0
Net Gain (Loss)	(544,087)	100,602	160,456	0	515,970	(18,843)	(217,067)	(9,657)	6,101

Net Increase (Decrease) in Assets Resulting from Operations	$(383,740)	$114,768	$294,035	$2,141	$627,066	$20,973	$(270,140)	$(9,316)	$7,713

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	105

PIMCO Statements of Changes in Net Assets A, B, and C Classes

	Convertible Fund		Emerging Markets Bond Fund		Foreign Bond Fund
Amounts in thousands	Six Months Ended September 30, 2002	Year Ended March 31, 2002	Six Months Ended September 30, 2002	Year Ended March 31, 2002	Six Months Ended September 30, 2002	Year Ended March 31, 2002
	(Unaudited)		(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$285	$576	$9,651	$8,688	$15,204	$32,280
Net realized gain (loss)	(970)	(11,313)	571	10,618	(67,109)	39,346
Net change in unrealized appreciation (depreciation)	(2,305)	7,790	(41,356)	9,149	90,281	(33,033)

Net increase (decrease) resulting from operations	(2,990)	(2,947)	(31,134)	28,455	38,376	38,593

Distributions to Shareholders:
From net investment income
Class A	(30)	(299)	(866)	(320)	(2,149)	(4,056)
Class B	(35)	(301)	(514)	(273)	(472)	(1,079)
Class C	(35)	(516)	(596)	(191)	(682)	(1,406)
Other Classes	(161)	(1,017)	(7,726)	(7,854)	(11,995)	(25,836)

From net realized capital gains
Class A	0	0	0	(245)	0	(230)
Class B	0	0	0	(227)	0	(75)
Class C	0	0	0	(156)	0	(100)
Other Classes	0	0	0	(5,283)	0	(1,345)

Total Distributions	(261)	(2,133)	(9,702)	(14,549)	(15,298)	(34,127)

Fund Share Transactions:
Receipts for shares sold
Class A	621	2,171	43,202	17,761	80,836	78,394
Class B	1,048	2,908	10,703	8,795	9,762	10,254
Class C	1,393	4,728	16,136	11,971	20,904	17,448
Other Classes	722	1,509	155,542	202,475	329,763	242,652

Issued as reinvestment of distributions
Class A	23	253	506	247	1,730	3,527
Class B	25	166	290	250	358	856
Class C	22	315	413	208	546	1,221
Other Classes	140	888	7,346	12,711	10,976	24,349

Cost of shares redeemed
Class A	(1,908)	(4,119)	(26,708)	(4,137)	(36,454)	(55,153)
Class B	(1,131)	(2,066)	(1,754)	(350)	(4,170)	(5,449)
Class C	(5,369)	(7,365)	(7,002)	(738)	(6,503)	(6,518)
Other Classes	(1,275)	(50,717)	(152,460)	(65,596)	(104,893)	(210,525)
Net increase (decrease) resulting from Fund share transactions	(5,689)	(51,329)	46,214	183,597	302,855	101,056

Total Increase (Decrease) in Net Assets	(8,940)	(56,409)	5,378	197,503	325,933	105,522

Net Assets:
Beginning of period	35,281	91,690	255,101	57,598	780,363	674,841
End of period*	$26,341	$35,281	$260,479	$255,101	$1,106,296	$780,363

*Including net undistributed (overdistributed) investment income of:	$902	$878	$6,324	$6,375	$29,418	$29,512

106	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

	Global Bond Fund II		GNMA Fund		High Yield Fund		Long-Term U.S. Gov’t Fund
Amounts in thousands	Six Months Ended September 30, 2002	Year Ended March 31, 2002	Six Months Ended September 30, 2002	Year Ended March 31, 2002	Six Months Ended September 30, 2002	Year Ended March 31, 2002	Six Months Ended September 30, 2002	Year Ended March 31, 2002
	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$1,707	$3,398	$1,456	$1,318	$160,347	$253,870	$14,166	$31,644
Net realized gain (loss)	(4,941)	3,636	5,950	848	(169,400)	(160,982)	53,340	(2,569)
Net change in unrealized appreciation (depreciation)	8,776	(2,682)	1,110	(332)	(374,687)	(67,205)	47,262	(20,667)

Net increase (decrease) resulting from operations	5,542	4,352	8,516	1,834	(383,740)	25,683	114,768	8,408

Distributions to Shareholders:
From net investment income
Class A	(129)	(157)	(461)	(337)	(22,136)	(27,505)	(2,854)	(6,077)
Class B	(105)	(193)	(161)	(67)	(16,247)	(26,546)	(1,459)	(3,317)
Class C	(132)	(206)	(221)	(90)	(19,812)	(30,307)	(930)	(2,087)
Other Classes	(1,334)	(2,843)	(560)	(879)	(102,854)	(169,127)	(8,995)	(20,099)

From net realized capital gains
Class A	0	(137)	0	(298)	0	0	0	(3,307)
Class B	0	(195)	0	(82)	0	0	0	(1,968)
Class C	0	(218)	0	(100)	0	0	0	(1,203)
Other Classes	0	(1,971)	0	(431)	0	0	0	(9,700)

Total Distributions	(1,700)	(5,920)	(1,403)	(2,284)	(161,049)	(253,485)	(14,238)	(47,758)

Fund Share Transactions:
Receipts for shares sold
Class A	5,789	3,975	73,585	38,489	237,393	487,259	119,382	189,397
Class B	2,452	2,152	36,088	14,510	79,767	196,537	37,070	36,447
Class C	5,465	3,385	46,966	20,275	149,518	301,457	32,410	26,628
Other Classes	988	5,057	30,429	54,379	738,242	1,752,226	242,512	237,765

Issued as reinvestment of distributions
Class A	94	221	367	591	13,392	16,313	2,291	7,381
Class B	74	256	98	90	7,013	10,169	848	2,937
Class C	100	315	164	137	11,120	15,812	537	1,979
Other Classes	1,265	4,667	490	1,174	85,176	137,969	8,162	26,652

Cost of shares redeemed
Class A	(2,464)	(1,556)	(38,566)	(6,947)	(193,765)	(202,204)	(96,362)	(157,963)
Class B	(549)	(923)	(2,983)	(1,459)	(58,279)	(59,749)	(12,046)	(21,739)
Class C	(789)	(1,865)	(4,837)	(2,793)	(107,483)	(122,660)	(13,645)	(19,514)
Other Classes	(4,628)	(5,435)	(9,589)	(29,421)	(858,813)	(790,986)	(79,121)	(240,162)
Net increase (decrease) resulting from Fund share transactions	7,797	10,249	132,212	89,025	103,281	1,742,143	242,038	89,808

Total Increase (Decrease) in Net Assets	11,639	8,681	139,325	88,575	(441,508)	1,514,341	342,568	50,458

Net Assets:
Beginning of period	84,774	76,093	98,549	9,974	4,156,483	2,642,142	531,507	481,049
End of period*	$96,413	$84,774	$237,874	$98,549	$3,714,975	$4,156,483	$874,075	$531,507

*Including net undistributed (overdistributed) investment income of:	$578	$571	$136	$83	$(58)	$644	$372	$444

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	107

PIMCO Statements of Changes in Net Assets A, B, and C Classes (Cont.)

Amounts in thousands	Low Duration Fund		Money Market Fund		Real Return Fund
	Six Months Ended September 30, 2002	Year Ended March 31, 2002	Six Months Ended September 30, 2002	Year Ended March 31, 2002	Six Months Ended September 30, 2002	Year Ended March 31, 2002
	(Unaudited)		(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$133,579	$269,366	$2,141	$9,494	$111,096	$67,329
Net realized gain (loss)	83,589	77,736	0	0	74,152	27,718
Net capital gain distributions received from underlying Funds	0	0	0	0	0	0
Net change in unrealized appreciation (depreciation)	76,867	(70,073)	0	0	441,818	(47,485)

Net increase (decrease) resulting from operations	294,035	277,029	2,141	9,494	627,066	47,562

Distributions to Shareholders:
From net investment income
Class A	(19,201)	(22,081)	(472)	(1,435)	(19,029)	(9,214)
Class B	(3,678)	(5,082)	(99)	(647)	(10,203)	(4,654)
Class C	(8,758)	(9,068)	(682)	(2,651)	(16,484)	(6,868)
Other Classes	(101,952)	(233,116)	(889)	(4,763)	(65,380)	(46,768)

From net realized capital gains
Class A	0	(922)	0	0	0	(3,842)
Class B	0	(223)	0	0	0	(2,805)
Class C	0	(418)	0	0	0	(3,719)
Other Classes	0	(6,446)	0	0	0	(14,655)

Total Distributions	(133,589)	(277,356)	(2,142)	(9,496)	(111,096)	(92,525)

Fund Share Transactions:
Receipts for shares sold
Class A	852,597	1,019,082	300,680	537,794	781,708	641,830
Class B	166,638	144,646	68,792	54,685	381,835	349,676
Class C	414,319	375,302	203,412	323,842	686,600	505,240
Other Classes	2,355,623	3,059,377	159,504	234,018	1,530,131	1,753,128

Issued as reinvestment of distributions
Class A	12,482	14,640	361	1,091	13,829	9,633
Class B	2,061	2,926	84	554	5,981	4,341
Class C	4,900	5,865	602	2,357	9,906	6,699
Other Classes	90,667	214,392	1,041	4,776	61,062	57,113

Cost of shares redeemed
Class A	(322,696)	(473,627)	(257,197)	(551,747)	(142,530)	(212,194)
Class B	(27,196)	(32,360)	(38,488)	(54,243)	(37,436)	(36,378)
Class C	(70,768)	(68,299)	(154,259)	(354,217)	(76,340)	(69,209)
Other Classes	(1,405,588)	(2,804,873)	(165,408)	(264,221)	(430,882)	(525,536)
Net increase (decrease) resulting from Fund share transactions	2,073,039	1,457,071	119,124	(65,311)	2,783,864	2,484,343

Total Increase (Decrease) in Net Assets	2,233,485	1,456,744	119,123	(65,313)	3,299,834	2,439,380

Net Assets:
Beginning of period	6,060,033	4,603,289	283,617	348,930	3,338,502	899,122
End of period*	$8,293,518	$6,060,033	$402,740	$283,617	$6,638,336	$3,338,502

*Including net undistributed (overdistributed) investment income of:	$20,104	$20,114	$112	$113	$2,359	$2,359

108	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

Amounts in thousands	Short-Term Fund		StocksPLUS Fund		Strategic Balanced Fund		Total Return Mortgage Fund
	Six Months Ended September 30, 2002	Year Ended March 31, 2002	Six Months Ended September 30, 2002	Year Ended March 31, 2002	Six Months Ended September 30, 2002	Year Ended March 31, 2002	Six Months Ended September 30, 2002	Year Ended March 31, 2002
	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$39,816	$49,421	$(53,073)	$30,350	$341	$2,896	$1,612	$1,837
Net realized gain (loss)	(2,994)	3,678	(153,399)	(66,413)	(2,699)	(4,259)	4,619	1,637
Net capital gain distributions received from underlying Funds	0	0	0	0	0	239	0	0
Net change in unrealized appreciation (depreciation)	(15,849)	(10,284)	(63,668)	45,453	(6,958)	3,688	1,482	(498)

Net increase (decrease) resulting from operations	20,973	42,815	(270,140)	9,390	(9,316)	2,564	7,713	2,976

Distributions to Shareholders:
From net investment income
Class A	(10,738)	(12,869)	0	(2,390)	(25)	(116)	(153)	(247)
Class B	(129)	(242)	0	(3,662)	(25)	(180)	(68)	(100)
Class C	(3,397)	(3,231)	0	(3,690)	(53)	(330)	(129)	(158)
Other Classes	(25,553)	(33,080)	0	(11,448)	(314)	(1,627)	(1,245)	(1,347)
From net realized capital gains
Class A	0	(847)	0	0	0	0	0	(201)
Class B	0	(17)	0	0	0	0	0	(173)
Class C	0	(295)	0	0	0	0	0	(292)
Other Classes	0	(1,699)	0	0	0	0	0	(1,179)

Total Distributions	(39,817)	(52,280)	0	(21,190)	(417)	(2,253)	(1,595)	(3,697)

Fund Share Transactions:
Receipts for shares sold
Class A	513,715	1,204,450	28,503	37,265	705	1,371	15,937	12,310
Class B	9,084	10,278	5,933	18,893	902	1,356	7,770	5,751
Class C	139,932	263,130	8,152	26,431	1,661	4,813	15,569	8,867
Other Classes	1,071,116	1,654,949	99,018	130,154	2,612	6,761	110,120	54,549

Issued as reinvestment of distributions
Class A	8,082	10,204	0	1,780	24	96	88	296
Class B	81	161	0	2,702	20	135	40	153
Class C	1,910	2,003	0	3,078	32	216	87	343
Other Classes	22,713	28,799	0	11,194	313	1,625	1,175	2,446

Cost of shares redeemed
Class A	(470,708)	(539,477)	(39,434)	(38,763)	(1,163)	(1,093)	(1,725)	(6,425)
Class B	(3,534)	(6,067)	(33,251)	(58,950)	(1,482)	(2,028)	(1,288)	(821)
Class C	(65,635)	(33,186)	(34,346)	(46,762)	(1,913)	(3,862)	(1,643)	(1,323)
Other Classes	(841,179)	(789,513)	(61,161)	(103,541)	(2,244)	(22,842)	(30,002)	(20,068)
Net increase (decrease) resulting from Fund share transactions	385,577	1,805,731	(26,586)	(16,519)	(533)	(13,452)	116,128	56,078

Total Increase (Decrease) in Net Assets	366,733	1,796,266	(296,726)	(28,319)	(10,266)	(13,141)	122,246	55,357

Net Assets:
Beginning of period	2,447,439	651,173	987,164	1,015,483	61,363	74,504	80,425	25,068
End of period*	$2,814,172	$2,447,439	$690,438	$987,164	$51,097	$61,363	$202,671	$80,425

*Including net undistributed (overdistributed) investment income of:	$(317)	$(316)	$(42,560)	$10,513	$1,117	$1,193	$176	$159

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	109

PIMCO Statements of Cash Flows A, B, and C Classes

For the period ended September 30, 2002 (Unaudited)

Amounts in thousands	Emerging Markets Bond Fund	Foreign Bond Fund	Global Bond Fund II	Real Return Fund
Increase (Decrease) in Cash and Foreign Currency from:
Financing Activities:
Sales of Fund shares	$227,612	$439,813	$14,296	$(45,348)
Redemptions of Fund shares	(187,315)	(152,876)	(8,362)	(3,989)
Cash distributions paid	(1,087)	(1,840)	(160)	(108,482)
Proceeds from financing transactions	34,044	287,522	25,056	260,509
Net increase from financing activities	73,254	572,619	30,830	102,690

Operating Activities:
Purchases of long-term securities and foreign currency	(530,314)	(4,019,885)	(311,866)	(6,505,231)
Proceeds from sales of long-term securities and foreign currency	517,349	3,441,221	307,965	6,444,528
Purchases of short-term securities (net)	(63,201)	(111,533)	(8,921)	(171,523)
Net investment income	9,651	15,204	1,707	111,096
Changes in other receivables/payables (net)	(1,896)	109,491	(19,913)	9,725
Net (decrease) from operating activities	(68,411)	(565,502)	(31,028)	(111,405)

Net Increase (Decrease) in Cash and Foreign Currency	4,843	7,117	(198)	(8,715)

Cash and Foreign Currency
Beginning of period	0	22,006	2,686	9,571

End of period	$4,843	$29,123	$2,488	$856

110	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

(This Page Intentionally Left Blank)

PIMCO Notes to Financial Statements A, B, and C Classes

September 30, 2002 (Unaudited)

1. Organization

PIMCO Funds: Pacific Investment Management Series (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company. The Trust currently consists of 48 separate investment funds (the “Funds”). The Trust may offer up to six classes of shares: Institutional, Administrative, A, B, C and D. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the A, B and C Classes (the “Retail Classes”) of the Trust. Certain detailed financial information for the Institutional, Administrative and D Classes (the “Other Classes”) is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Effective April 1, 2001, the accounting method relating to the amortization of premiums and discounts changed to the interest method, which did not materially affect the Funds’ financial statements.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, of each Fund, except the Convertible, StocksPLUS and Strategic Balanced Funds, are declared on each day the Trust is open for business and are distributed to shareholders monthly. Dividends from net investment income, if any, of the Convertible, StocksPLUS and Strategic Balanced Funds are declared and distributed to shareholders quarterly. Net realized capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions reflected as a tax basis return of capital in the accompanying Statements of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividends and distributions.

Foreign Currency. The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange

112	PIMCO Funds Semi-Annual Report I 9.30.02

rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses of each Fund, except the Convertible, StocksPLUS and Strategic Balanced Funds, are allocated daily to each class of shares based on the relative value of settled shares. Income and non-class specific expenses of the Convertible, StocksPLUS and Strategic Balanced Funds are allocated daily to each class of shares based on the relative net assets of each class. Realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Financing Transactions. Certain Funds may enter into financing transactions consisting of the sale by the Fund of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income in the Statements of Operations. If the counterparty to whom the Fund sells the security becomes insolvent, a Fund’s right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by a Fund with the proceeds of a financing transaction may not exceed transaction costs. The Fund will segregate assets determined to be liquid by PIMCO or otherwise cover its obligations under financing transactions.

Futures Contracts. Certain Funds are authorized to enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Funds may be required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Funds. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statements of Assets and Liabilities.

Options Contracts. Certain Funds may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for

9.30.02 I PIMCO Funds Semi-Annual Report	113

PIMCO Notes to Financial Statements A, B, and C Classes (Cont.)

September 30, 2002 (Unaudited)

purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Forward Currency Transactions. Certain Funds may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund’s portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Swaps. Certain Funds may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate, total return, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically an emerging country, on its obligation. The Fund may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Fund owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Termination payments, or payments received or made at the end of the measurement period, are recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of miscellaneous income in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

Loan Agreements. Certain Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

Short Sales. Certain Funds have entered into short sales transactions during the fiscal year. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the

114	PIMCO Funds Semi-Annual Report I 9.30.02

securities. The Fund is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

Stripped Mortgage-Backed Securities (SMBS). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

Delayed-Delivery Transactions. Certain Funds may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, a Fund will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security. Forward sales commitments are accounted for by the Fund in the same manner as forward currency contracts discussed above.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive their principal until maturity.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

Reverse Repurchase Agreements. Certain Funds are authorized to enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. A reverse repurchase agreement involves the risk that the market value of the security sold by the Fund may decline below the repurchase price of the security. The Fund will segregate assets determined to be liquid by PIMCO or otherwise cover its obligations under reverse repurchase agreements.

Restricted Securities. Certain Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO) is a majority-owned subsidiary of Allianz Dresdner Asset Management of America L.P. (formerly PIMCO Advisors L.P.) and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund, except the Strategic Balanced Fund, at an annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at an annual rate of 0.15% for the Money Market Fund, 0.40% for the Convertible and StocksPLUS Funds, 0.45% for the Emerging Markets Bond Fund and 0.25% for all other Funds.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives from each Fund a monthly administrative fee based on each share class’ average daily net assets. The Administration Fee for the Retail Classes is charged at an annual rate of 0.35% for the Money Market

9.30.02 I PIMCO Funds Semi-Annual Report	115

PIMCO Notes to Financial Statements A, B, and C Classes (Cont.)

September 30, 2002 (Unaudited)

and Short-Term Funds; 0.45% for the Foreign Bond and Global Bond II Funds; 0.50% for the GNMA Fund; 0.55% for the Emerging Markets Bond Fund; and 0.40% for all other Funds. The Administration Fee for the Institutional and Administrative Classes is charged at the annual rate of 0.18% for the Total Return and Low Duration Funds; 0.19% for the Short Duration Municipal Income Fund; 0.20% for the Moderate Duration, Short-Term, Money Market, Real Return1 and Real Return II Funds; 0.30% for the Global Bond and Global Bond II Funds; 0.40% for the Emerging Markets Bond Fund; and 0.25% for all other Funds. The Administration Fee for Class D is charged at the annual rate of 0.25% for the Low Duration, Short-Term and Total Return Funds; 0.45% for the Foreign Bond Fund; 0.50% for the GNMA Fund; 0.55% for the Emerging Markets Bond Fund; and 0.40% for all other Funds.

[1]	On October 1, 2001, the Fund’s Administrative Fee was reduced by 0.05%, to 0.20% per annum.

Strategic Balanced Fund Fees. Effective September 29, 2000, the Strategic Balanced Fund changed investment objectives to a “fund of funds” and as such does not pay any fees to PIMCO under the Trust’s investment advisory agreement in return for the advisory and asset allocation services provided by PIMCO. The Fund does, however, indirectly pay its proportionate share of the advisory fees paid to PIMCO by the Underlying Funds in which the Fund invests.

The Fund pays administrative fees to PIMCO at an annual rate of 0.05% based on the average daily net assets attributable in the aggregate to the Fund’s Institutional Class and Administrative Class shares. The Fund also indirectly pays its proportionate share of the administrative fees charged by PIMCO to the Underlying Funds in which the Fund invests.

Distribution and Servicing Fees. PIMCO Advisors Distributors LLC (“PFD”), is an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse, out of the Administrative Class assets of each Fund offering Administrative Class shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. The effective rate paid to PFD was 0.25% during the current fiscal year.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C and D Classes of the Trust, the Trust compensates PFD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C and D Classes. The Trust paid PFD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Distribution Fee (%)	Servicing Fee (%)

Class A
Money Market Fund	—	0.10
All other Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
Low Duration, Real Return and StocksPLUS	0.50	0.25
Short-Term Fund	0.30	0.25
Money Market Fund	—	0.10
All other Funds	0.75	0.25
Class D
All Funds	—	0.25

PFD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the Money Market Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of A, B and C Class shares. For the period ended September 30, 2002 PFD received $14,333,700 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above. PIMCO has agreed to waive a portion of Investment Grade Corporate

116	PIMCO Funds Semi-Annual Report I 9.30.02

Bond, Real Return II, Real Return Asset and Convertible Funds administrative fees to the extent that the payment of each Fund’s pro rata share of Trustee fees and organizational expenses cause the actual expense ratios to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Inst’l. Class	Admn. Class	Class A	Class B	Class C	Class D

California Intermediate Municipal Bond Fund	0.47%	0.72%	0.85%	—	—	0.85%
California Municipal Bond Fund	0.47%	—	0.85%	—	—	0.85%
Convertible Fund	0.65%	0.90%	1.05%	1.80%	1.80%	1.05%
New York Municipal Bond Fund	0.47%	—	0.85%	—	—	0.85%

PIMCO may be reimbursed for these waived amounts in future periods. Each unaffiliated Trustee receives an annual retainer of $60,000, plus $3,000 for each Board of Trustees meeting attended in person and $500 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, each committee chair receives an annual retainer of $1,500. These expenses are allocated to the Funds of the Trust according to their respective net assets.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2002, were as follows (amounts in thousands):

	U.S Government/Agency		All Other
	Purchases	Sales	Purchases	Sales

Convertible Fund	$1,661	$1,157	$28,004	$34,304
Emerging Markets Bond Fund	4,977	4,994	557,110	508,078
Foreign Bond Fund	3,661,042	3,453,751	605,605	200,967
Global Bond Fund II	221,254	210,598	70,114	23,980
GNMA Fund	1,063,227	815,891	35,321	1,295
High Yield Fund	58,758	274,447	2,837,233	3,104,316
Long-Term U.S. Government Fund	1,495,820	1,670,959	121,704	69,935
Low Duration Fund	7,051,221	5,040,385	1,461,981	564,253
Real Return Fund	6,346,929	3,587,474	222,692	120,190
Short-Term Fund	249,314	198,363	1,005,802	487,947
StocksPLUS Fund	421,983	467,386	160,449	106,624
Strategic Balanced Fund	0	0	7,420	13,858
Total Return Mortgage Fund	923,988	641,483	135,363	88,776

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

	Foreign Bond Fund	Global Bond Fund II	GNMA Fund	High Yield Fund	Long-Term U.S. Government Fund	Low Duration Fund	Short-Term Fund	StocksPLUS Fund	Total Return Mortgage Fund
Balance at 03/31/2002	$8,915	$871	$26	$1,149	$186	$25,640	$1,213	$2,886	$26
Sales	4,038	453	28	16,419	4,662	199	18,744	1,761	25
Closing Buys	(3,609)	(387)	0	(1,149)	(630)	(5,473)	(8,328)	(177)	0
Expirations	(1,632)	(161)	(54)	0	(803)	(13,020)	0	(3,560)	(51)
Exercised	0	0	0	0	0	0	0	0	0

Balance at 09/30/2002	$7,712	$776	$0	$16,419	$3,415	$7,346	$11,629	$910	$0

6. Federal Income Tax Matters

At September 30, 2002, the net unrealized appreciation (depreciation) of investments securities for federal income tax purposes were as follows (amounts in thousands):
	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Convertible Fund	$588	$(3,252)	$(2,664)
Emerging Markets Bond Fund	5,925	(28,578)	(22,653)
Foreign Bond Fund	115,002	(6,770)	108,232
Global Bond Fund II	11,125	(614)	10,511
GNMA Fund	2,787	(290)	2,497
High Yield Fund	35,403	(633,694)	(598,291)
Long-Term U.S. Government Fund	22,310	(1,220)	21,090
Low Duration Fund	114,757	(116,648)	(1,891)
Real Return Fund	445,812	(7,184)	438,628
Short-Term Fund	16,690	(35,813)	(19,123)
StocksPLUS Fund	5,789	(9,428)	(3,639)
Strategic Balanced Fund	833	(14,906)	(14,073)
Total Return Mortgage Fund	3,129	(221)	2,908

9.30.02 I PIMCO Funds Semi-Annual Report	117

PIMCO Notes to Financial Statements A, B, and C Classes (Cont.)

September 30, 2002 (Unaudited)

7. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Convertible Fund				Emerging Markets Bond Fund				Foreign Bond Fund
	Period Ended 09/30/2002		Year Ended 03/31/2002		Period Ended 09/30/2002		Year Ended 03/31/2002		Period Ended 09/30/2002		Year Ended 03/31/2002
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	64	$621	191	$2,171	4,823	$43,202	1,901	$17,761	7,691	$80,836	7,545	$78,394
Class B	107	1,048	268	2,908	1,175	10,703	948	8,795	927	9,762	985	10,254
Class C	143	1,393	413	4,728	1,756	16,136	1,275	11,971	1,989	20,904	1,678	17,448
Other Classes	75	722	134	1,509	17,311	155,542	21,869	202,475	31,307	329,763	23,260	242,652

Issued as reinvestment of distributions
Class A	2	23	24	253	58	506	27	247	164	1,730	339	3,527
Class B	3	25	16	166	33	290	27	250	34	358	82	856
Class C	2	22	30	315	47	413	22	208	52	546	117	1,221
Other Classes	15	140	84	888	832	7,346	1,393	12,711	1,043	10,976	2,342	24,349

Cost of shares redeemed
Class A	(197)	(1,908)	(373)	(4,119)	(3,032)	(26,708)	(440)	(4,137)	(3,462)	(36,454)	(5,302)	(55,153)
Class B	(114)	(1,131)	(192)	(2,066)	(203)	(1,754)	(39)	(350)	(397)	(4,170)	(523)	(5,449)
Class C	(522)	(5,369)	(652)	(7,365)	(801)	(7,002)	(81)	(738)	(618)	(6,503)	(626)	(6,518)
Other Classes	(129)	(1,275)	(4,650)	(50,717)	(17,146)	(152,460)	(7,180)	(65,596)	(9,964)	(104,893)	(20,187)	(210,525)

Net increase (decrease) resulting from Fund share transactions	(551)	$(5,689)	(4,707)	$(51,329)	4,853	$46,214	19,722	$183,597	28,766	$302,855	9,710	$101,056

	Low Duration Fund				Money Market Fund				Real Return Fund
	Period Ended 09/30/2002		Year Ended 03/31/2002		Period Ended 09/30/2002		Year Ended 03/31/2002		Period Ended 09/30/2002		Year Ended 03/31/2002
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	83,514	$852,597	100,440	$1,019,082	300,680	$300,680	537,794	$537,794	71,648	$781,708	61,665	$641,830
Class B	16,311	166,638	14,274	144,646	68,792	68,792	54,685	54,685	34,858	381,835	33,534	349,676
Class C	40,562	414,319	37,007	375,302	203,412	203,412	323,842	323,842	62,980	686,600	48,442	505,240
Other Classes	230,680	2,355,623	302,614	3,059,377	159,504	159,504	234,018	234,018	140,693	1,530,131	168,294	1,753,128

Issued as reinvestment of distributions
Class A	1,221	12,482	1,447	14,640	361	361	1,091	1,091	1,273	13,829	932	9,633
Class B	202	2,061	289	2,926	84	84	554	554	552	5,981	421	4,341
Class C	479	4,900	580	5,865	602	602	2,357	2,357	913	9,906	649	6,699
Other Classes	8,874	90,667	21,206	214,392	1,041	1,041	4,776	4,776	5,632	61,062	5,524	57,113

Cost of shares redeemed
Class A	(31,628)	(322,696)	(46,740)	(473,627)	(257,197)	(257,197)	(551,747)	(551,747)	(13,067)	(142,530)	(20,520)	(212,194)
Class B	(2,663)	(27,196)	(3,198)	(32,360)	(38,488)	(38,488)	(54,243)	(54,243)	(3,440)	(37,436)	(3,514)	(36,378)
Class C	(6,930)	(70,768)	(6,751)	(68,299)	(154,259)	(154,259)	(354,217)	(354,217)	(6,985)	(76,340)	(6,683)	(69,209)
Other Classes	(137,765)	(1,405,588)	(277,499)	(2,804,873)	(165,408)	(165,408)	(264,221)	(264,221)	(39,682)	(430,882)	(50,611)	(525,536)

Net increase (decrease) resulting from Fund share transactions	202,857	$2,073,039	143,669	$1,457,071	119,124	$119,124	(65,311)	$(65,311)	255,375	$2,783,864	238,133	$2,484,343

118	PIMCO Funds Semi-Annual Report I 9.30.02

	Global Bond Fund II				GNMA Fund				High Yield Fund				Long-Term U.S. Government Fund
	Period Ended 09/30/2002		Year Ended 03/31/2002		Period Ended 09/30/2002		Year Ended 03/31/2002		Period Ended 09/30/2002		Year Ended 03/31/2002		Period Ended 09/30/2002		Year Ended 03/31/2002
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	602	$5,789	412	$3,975	6,641	$73,585	3,577	$38,489	27,642	$237,393	51,863	$487,259	11,060	$119,382	17,872	$189,397
Class B	254	2,452	223	2,152	3,262	36,088	1,352	14,510	9,130	79,767	20,826	196,537	3,408	37,070	3,443	36,447
Class C	569	5,465	351	3,385	4,252	46,966	1,889	20,275	17,209	149,518	32,029	301,457	2,999	32,410	2,516	26,628
Other Classes	103	988	536	5,057	2,765	30,429	5,062	54,379	86,452	738,242	185,832	1,752,226	22,233	242,512	22,065	237,765

Issued as a reinvestment of distributions
Class A	10	94	23	221	33	367	55	591	1,575	13,392	1,733	16,313	214	2,291	708	7,381
Class B	8	74	27	256	9	98	8	90	826	7,013	1,077	10,169	79	848	282	2,937
Class C	10	100	33	315	15	164	13	137	1,309	11,120	1,676	15,812	50	537	190	1,979
Other Classes	131	1,265	486	4,667	44	490	110	1,174	10,011	85,176	14,626	137,969	760	8,162	2,558	26,652

Cost of shares redeemed
Class A	(255)	(2,464)	(163)	(1,556)	(3,470)	(38,566)	(650)	(6,947)	(22,740)	(193,765)	(21,444)	(202,204)	(8,957)	(96,362)	(14,927)	(157,963)
Class B	(57)	(549)	(97)	(923)	(270)	(2,983)	(136)	(1,459)	(6,872)	(58,279)	(6,326)	(59,749)	(1,120)	(12,046)	(2,078)	(21,739)
Class C	(82)	(789)	(195)	(1,865)	(439)	(4,837)	(261)	(2,793)	(12,586)	(107,483)	(13,015)	(122,660)	(1,272)	(13,645)	(1,859)	(19,514)
Other Classes	(483)	(4,628)	(560)	(5,435)	(874)	(9,589)	(2,742)	(29,421)	(100,403)	(858,813)	(84,014)	(790,986)	(7,364)	(79,121)	(22,609)	(240,162)

Net increase (decrease) resulting from Fund share transactions	810	$7,797	1,076	$10,249	11,968	$132,212	8,277	$89,025	11,553	$103,281	184,863	$1,742,143	22,090	$242,038	8,161	$89,808

	Short-Term Fund				StocksPLUS Fund				Strategic Balanced Fund				Total Return Mortgage Fund
	Period Ended 09/30/2002		Year Ended 03/31/2002		Period Ended 09/30/2002		Year Ended 03/31/2002		Period Ended 09/30/2002		Year Ended 03/31/2002		Period Ended 09/30/2002		Year Ended 03/31/2002
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	51,525	$513,715	120,012	$1,204,450	3,545	$28,503	3,711	$37,265	72	$705	130	$1,371	1,484	$15,937	1,173	$12,310
Class B	913	9,084	1,024	10,278	686	5,933	1,914	18,893	96	902	129	1,356	724	7,770	544	5,751
Class C	14,046	139,932	26,211	263,130	939	8,152	2,632	26,431	174	1,661	461	4,813	1,451	15,569	837	8,867
Other Classes	107,351	1,071,116	164,935	1,654,949	11,883	99,018	12,761	130,154	268	2,612	640	6,761	10,271	110,120	5,197	54,549

Issued as reinvestment of distributions
Class A	812	8,082	1,017	10,204	0	0	173	1,780	3	24	9	96	8	88	28	296
Class B	8	81	16	161	0	0	265	2,702	2	20	13	135	4	40	15	153
Class C	192	1,910	200	2,003	0	0	301	3,078	3	32	21	216	8	87	33	343
Other Classes	2,282	22,713	2,870	28,799	0	0	1,080	11,194	34	313	157	1,625	109	1,175	234	2,446

Cost of shares redeemed
Class A	(47,286)	(470,708)	(53,758)	(539,477)	(4,815)	(39,434)	(3,861)	(38,763)	(122)	(1,163)	(104)	(1,093)	(160)	(1,725)	(598)	(6,425)
Class B	(355)	(3,534)	(606)	(6,067)	(3,958)	(33,251)	(5,956)	(58,950)	(156)	(1,482)	(194)	(2,028)	(120)	(1,288)	(78)	(821)
Class C	(6,587)	(65,635)	(3,308)	(33,186)	(4,092)	(34,346)	(4,721)	(46,762)	(205)	(1,913)	(370)	(3,862)	(154)	(1,643)	(127)	(1,323)
Other Classes	(84,537)	(841,179)	(78,694)	(789,513)	(7,416)	(61,161)	(9,908)	(103,541)	(233)	(2,244)	(2,174)	(22,842)	(2,784)	(30,002)	(1,893)	(20,068)

Net increase (decrease) resulting from Fund share transactions	38,364	$385,577	179,919	$1,805,731	(3,228)	$(26,586)	(1,609)	$(16,519)	(64)	$(533)	(1,282)	$(13,452)	10,841	$116,128	5,365	$56,078

119

PIMCO Funds: Pacific Investment Management Series

Manager	Pacific Investment Management Company LLC, 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660

Distributor	PIMCO Advisors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	PFPC Global Fund Services, Inc., P.O. Box 9688, Providence, RI 02940-9688

Independent Accountant	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Dechert, 1775 Eye Street, Washington, DC 20006

For Account Information
For PIMCO Funds account information contact your financial advisor, or if you receive account statements directly from PIMCO Funds, you can also call 1-800-426-0107. Telephone representatives are available Monday–Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.pimcoadvisors.com.

120	PIMCO Funds Semi-Annual Report I 9.30.02

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The PIMCO Funds: A Diverse Fund Family

PIMCO Advisors provides access to the specialized equity and fixed-income expertise of its affiliated institutional investment firms. Together these firms manage over $350 billion and have a client list that includes over half of the 100 largest corporations in America. This expertise is available to financial advisors and their clients through the PIMCO Funds, a diverse family of stock and bond funds.

PIMCO Bond Funds	PIMCO Stock Funds
Short Duration
Short-Term Fund
Low Duration Fund

Intermediate Duration
Total Return Fund

Long Duration
U.S. Long-Term Government Fund

International
Global Bond Fund II
Foreign Bond Fund
Emerging Markets Bond Fund

High Yield
High Yield Fund

Mortgage-Backed
GNMA Fund
Total Return Mortgage Fund

Inflation-Indexed
Real Return Fund

Convertible
Convertible Fund

Tax-Exempt
Municipal Bond Fund
California Intermediate Municipal Bond Fund
California Municipal Bond Fund
New York Municipal Bond Fund
Short-Duration Municipal Income Fund

PIMCO Stock and Bond Funds
Strategic Balanced Fund
Asset Allocation Fund

Growth
RCM Large-Cap Growth Fund
PEA Growth Fund
NACM Growth Fund
PEA Target Fund
RCM Mid-Cap Fund
PEA Opportunity Fund

Blend
PEA Growth & Income Fund
CCM Capital Appreciation Fund
NACM Core Equity Fund
CCM Mid-Cap Fund

Value
NFJ Equity Income Fund
PEA Value Fund
NACM Value Fund
PEA Renaissance Fund
NACM Flex-Cap Value Fund
NFJ Small-Cap Value Fund

Enhanced Index
RCM Tax-Managed Growth Fund
PPA Tax-Efficient Equity Fund
StocksPLUS Fund

International
RCM Global Equity Fund
NACM Global Fund
RCM International Growth Equity Fund
NACM International Fund
RCM Global Small-Cap Fund
RCM Europe Fund
NACM Pacific Rim Fund
RCM Emerging Markets Fund

Sector-Related
PEA Innovation Fund
RCM Global Technology Fund
RCM Global Healthcare Fund
RCM Biotechnology Fund

The Affiliated Investment Firms of PIMCO Advisors

Cadence Capital Management (CCM)
Combining the best of growth and value, CCM seeks to invest in reasonably priced companies that offer rapid earnings growth potential.

Dresdner RCM Global Investors (RCM)
With a worldwide presence, RCM’s growth specialists bring a global perspective to domestic and international stock investing.

NFJ Investment Group (NFJ)
Pure, deep value investors, NFJ emphasizes risk management by investing primarily in dividend-paying stocks and imposing strict diversification guidelines.

Nicholas-Applegate Capital Management (NACM)
NACM employs a bottom-up, research driven approach to identify financially strong companies poised to benefit from change.

Pacific Investment Management Company (PIMCO)
Under the direction of its renowned founder and Chief Investment Officer, Bill Gross, PIMCO has become one of the most respected names in fixed-income management.

PIMCO Equity Advisors (PEA)
Across its varied products, PEA relies on in-depth research and competitive analysis to identify the companies most likely to deliver long-term capital appreciation.

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PZ013.10/02

PIMCO
ADVISORS

Semi-Annual Report
9. 30. 02

PIMCO Bond Funds

Share Class D

SHORT DURATION BOND FUNDS
Short-Term Fund

Low Duration Fund

INTERNATIONAL BOND FUNDS
Foreign Bond Fund

Emerging Markets Bond Fund

HIGH YIELD BOND FUND
High Yield Fund

MORTGAGE-BACKED BOND FUNDS
GNMA Fund

Total Return Mortgage Fund

REAL RETURN BOND FUND
Real Return Fund

CONVERTIBLE FUND
Convertible Fund

TAX-EXEMPT BOND FUNDS
Short Duration Municipal
Income Fund

Municipal Bond Fund

California Intermediate
Municipal Bond Fund

California Municipal
Bond Fund

New York Municipal
Bond Fund

BALANCED FUND
Strategic Balanced Fund

EQUITY RELATED FUND
StocksPLUS Fund

The Semi-Annual Report for the
PIMCO Total Return Fund is
printed separately.

PIMCO
ADVISORS

Dear Fellow Shareholder:

The past six months have brought an onslaught of disheartening financial news. Despite the market’s recent upswing, disappointing corporate earnings and talk of a double-dip recession have left many stock investors wondering where we’re headed next.

In the world of bonds, however, bad economic news can actually be good news, as investors flee stocks and riskier securities and flock instead to the relative stability offered by U.S. Treasuries and other high-quality areas of fixed income.

This seemingly paradoxical relationship between bonds and the economy helps explain why most bond sectors have continued their strong run over the past six months. I am pleased to report that the PIMCO Bond Funds have followed suit, with most of the funds in this report continuing to deliver strong relative performance. PIMCO’s bond fund managers have achieved these results by adhering to the firm’s time-tested total return philosophy.

Of course, we cannot predict what the next few months and years hold for bonds, stocks or these funds. But, as always, we stand behind a few tried-and-true investment strategies, such as maintaining a well-diversified portfolio and investing for the long term. Although bonds have performed well in recent years, remember that a diversified portfolio includes a variety of investments. Holding a large position in just one or two asset classes is not a sound plan for any investor.

If you have questions concerning this report or your investment, please contact your financial advisor. You can also call PIMCO Advisors at 1-800-426-0107 or visit our web site at www.pimcoadvisors.com. Once again, thank you for choosing PIMCO Funds. We highly value your business.

Sincerely,
Brent R. Harris

Chairman of the Board
October 31, 2002

Past performance is no guarantee of future results. There is no guarantee that these or any other investment techniques will be effective under all market conditions. The credit quality of the investment in the portfolio does not apply to the stability or safety of the fund. Diversification does not guarantee against loss.

09.30.02 I PIMCO Bond Funds Semi-Annual Report

A STATE-SPECIFIC TAX-EXEMPT BOND FUND

PIMCO CA Intermediate Municipal Bond Fund

OBJECTIVE:	PORTFOLIO:	DURATION RANGE:
Seeks high current income exempt from Federal and California income tax. Capital appreciation is a secondary objective.	Intermediate maturity municipal securities (exempt from Federal and California income tax). FUND INCEPTION DATE: 8/31/99	3–7 years TOTAL NET ASSETS: $165.4 million PORTFOLIO MANAGER: Mark McCray

Mark McCray
Fund Manager

Mr. McCray is responsible for municipal bond portfolios at PIMCO. Previously Co-Head of Municipal Bond Trading at Goldman Sachs & Co., he has over 10 years of investment experience.

“California intermediate maturity municipal bonds have continued to outperform many taxable debt sectors, including the national municipal market.”

Fund delivered solid absolute returns
The Fund’s Class D shares returned a solid 5.76% for the six-month period ended September 30, 2002. Nonetheless, the Fund underperformed both the Lehman Brothers California Intermediate Municipal Bond Index and the Lipper California Intermediate Municipal Debt Fund Average, which returned 9.42% and 7.76% respectively.

Increased investor demand caused Treasury and municipal yields to drop
In the past six months, concerns over sluggish economic growth, corporate scandals, and potential war with Iraq led investors to seek the safety of Treasuries, subsequently driving yields to their lowest levels in 40 years. Municipal yields slid to a 34-year low as equity markets reacted to broader economic factors, including desultory economic recovery and increased geo-political risk. Within this climate, California intermediate maturity municipal bonds outperformed many taxable debt sectors, including the national municipal market.

Higher quality bias and issue selection aided performance
The portfolio’s emphasis on high-quality revenue bonds enhanced returns. As investors continued to flock to relatively safer assets, the portfolio’s exposure to insured credits also contributed to performance. However, our yield curve strategy, which focused on longer maturities within the intermediate space, contributed negatively to returns. Below-benchmark duration combined with interest rate hedging also hurt performance as municipal yields declined.

Municipal bonds should remain attractive to investors
Given the current environment, investors may continue to seek the appealing after-tax yield potential and relative stability of municipal bonds—even though a slow and gradual economic recovery could eventually challenge municipal credits as tax revenues lag behind the economy. Increased supply in California leads us to limit positions in state-specific credits for now. We intend to focus on high-quality California revenue bonds and select non-California issues to enhance portfolio yield and diversification. We also plan on maintaining high average credit quality as yield premiums on lower quality issues do not presently compensate for their higher credit and liquidity risks. Additionally, we expect to keep duration near the benchmark as interest rates should remain relatively steady for the near future.

4	PIMCO Bond Funds Semi-Annual Report I 09.30.02

PIMCO CA Interm. Municipal Bond Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN    For periods ended 9/30/02

	6 months	1 year	3 year	5 year	10 year	Inception (8/31/99)

PIMCO California Intermediate Municipal Bond Fund Class D Shares	5.76%	5.81%	7.33%	—	—	7.36%

Lehman Brothers California Intermediate Municipal Bond Index	9.42%	9.08%	7.98%	—	—	—

Lipper California Intermediate Municipal Debt Fund Average	7.76%	7.71%	7.34%	—	—	—

MATURITY PROFILE		SECTOR BREAKDOWN		QUALITY BREAKDOWN
Less than 1 year	38%	Municipal Bonds & Notes	96.8%	AAA	64.2%

1–5 years	12%	Other	3.2%	AA	7.8%

5–10 years	31%			A	13.8%

10–20 years	18%			BBB	7.7%

Over 30 years	1%			BB	6.5%

Duration	5.3 years

CHANGE IN VALUE    For periods ended 9/30/02

Investment Process
The top-down investment process starts with an annual secular forum at which PIMCO develops a 3- to 5-year outlook for the global economy and interest rates. This helps set the basic portfolio parameters. Rather than stretch for maximum yield, PIMCO’s municipal bond team seeks to maximize after-tax total return. The portfolio is scrutinized using a process that models the potential changes in yield and price as the underlying variables of the CA municipal marketplace change.

Past performance is no guarantee of future results. The Fund invests at least 80% of its assets in debt securities exempt from federal income tax. The Fund invests at least 80% of its assets in bond issuers whose interest is exempt from regular federal income tax and California income tax. The Fund may invest up to 10% of its assets in high yield (lower-rated) securities, which generally involve greater risk to principal than investments in higher-rated securities. The Fund may at times invest in derivatives and mortgage-related securities. The Fund may realize gains and shareholders will incur a tax liability from time to time. Income from the Fund is subject to state and local taxes and may at times be subject to the alternative minimum tax. It is important to note that a fund concentrating in a single state is subject to greater risk of adverse economic conditions and regulatory changes than a fund with broader geographical diversification. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund. Please see page 36 for additional information.

09.30.02 I PIMCO Bond Funds Semi-Annual Report	5

A STATE-SPECIFIC TAX-EXEMPT BOND FUND

PIMCO CA Municipal Bond Fund

OBJECTIVE:	PORTFOLIO:	DURATION RANGE:
Seeks high current income exempt from Federal and California income tax. Capital appreciation is a secondary objective.	Intermediate to long-term maturity municipal securities(exempt from Federal and California income tax). FUND INCEPTION DATE: 5/16/00	3–12 years TOTAL NET ASSETS: $21.1 million PORTFOLIO MANAGER: Mark McCray

Mark McCray
Fund Manager

Mr. McCray is responsible for municipal bond portfolios at PIMCO. Previously Co-Head of Municipal Bond Trading at Goldman Sachs & Co., he has over 10 years of investment experience.

“A focus on high-quality revenue bonds and select non-California issues should enhance portfolio yield and diversification.”

Fund delivered solid absolute returns
For the six-month period ended September 30, 2002, the Fund’s Class D shares returned a solid 8.14%. Nonetheless, the Fund underperformed both the Lehman Brothers California Insured Municipal Index and the Lipper California Municipal Debt Fund Average, which returned 9.25% and 8.79%, respectively.

Treasuries and municipal bonds continued their strong run
Sluggish economic growth, corporate accounting scandals, and rumors of war with Iraq led investors to seek out the safety of Treasury bonds, driving yields to their lowest level in 40 years. Municipal yields slid to a 34-year low, and muni bonds outperformed many taxable debt sectors. The Lehman Municipal Bond Index returned slightly more than the Lehman Brothers Aggregate Bond Index. Additionally, the California municipal market outperformed the national market during the period.

High-quality bias and issue selection aided performance
An overweight exposure to longer intermediate term maturities, rather than the longest municipal maturities, contributed to returns as yields in this area fell further. An emphasis on high-quality California paper was also positive for returns because investors flocked to the stability of higher-rated bonds. Due to pre-refundings and reduced credit premiums, exposure to non-California bonds—many of which qualified for California income tax exemption—also increased returns. The Fund’s underperformance can be attributed primarily to its below-benchmark duration positioning over the time period.

Going forward, municipal bonds should remain attractive
Given the current environment, investors may continue to seek the appealing after-tax yield potential and relative stability of municipal bonds, even though a slow and gradual economic recovery could challenge municipal credits as tax revenues lag behind the economy. In addition, it is likely that California will issue more general obligation and revenue debt to pay for power costs and to balance the state’s budget.

For now, we intend to focus on high-quality California revenue bonds and select non-California issues to enhance portfolio yield and diversification. Maintaining high average credit quality may help counter the risk of rising credit premiums for lower-rated debt in the face of lower tax and fee collections. Finally, we expect to keep duration near the benchmark as interest rates should remain relatively steady for the near future.

6	PIMCO Bond Funds Semi-Annual Report I 09.30.02

PIMCO CA Municipal Bond Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN    For periods ended 9/30/02

	6 months	1 year	3 year	5 year	10 year	Inception (5/16/00)

PIMCO California Municipal Bond Fund Class D Shares	8.14%	7.13%	—	—	—	10.20%

Lehman California Insured Municipal Index	9.25%	8.99%	—	—	—	—

Lipper California Municipal Debt Fund Average	8.79%	7.57%	—	—	—	—

MATURITY PROFILE		SECTOR BREAKDOWN		QUALITY BREAKDOWN

Less than 1 year	24%	Municipal Bonds & Notes	91.0%	AAA	68.6%

1–5 years	5%	Short-Term Instruments	9.0%	AA	8.8%

5–10 years	20%			A	12.8%

10–20 years	29%			BBB	4.5%

20–30 years	17%			BB	5.3%

Over 30 years	5%

Duration	8.7 years

CHANGE IN VALUE    For periods ended 9/30/02

Investment Process
The top-down investment process starts with an annual secular forum at which PIMCO develops a 3- to 5-year outlook for the global economy and interest rates. This helps set the basic portfolio parameters. Rather than stretch for maximum yield, PIMCO’s municipal bond team seeks to maximize after-tax total return. The portfolio is scrutinized using a process that models the potential changes in yield and price as the underlying variables of the CA municipal marketplace change.

Past performance is no guarantee of future results. The Fund invests at least 80% of its assets in debt securities exempt from federal income tax. The Fund invests at least 80% of its assets in bond issuers whose interest is exempt from regular federal income tax and California income tax. The Fund may invest up to 10% of its assets in high yield (lower-rated) securities, which generally involve greater risk to principal than investments in higher-rated securities. The Fund may at times invest in derivatives and mortgage-related securities. The Fund may realize gains and shareholders will incur a tax liability from time to time. Income from the Fund is subject to state and local taxes and may at times be subject to the alternative minimum tax. It is important to note that a fund concentrating in a single state is subject to greater risk of adverse economic conditions and regulatory changes than a fund with broader geographical diversification. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund. Please see page 36 for additional information.

09.30.02 I PIMCO Bond Funds Semi-Annual Report	7

A CONVERTIBLE FUND

PIMCO Convertible Fund

OBJECTIVE:	DURATION RANGE:	TOTAL NET ASSETS:
Seeks maximum total return, consistent with prudent investment management.	N/A	$26.3 million

PORTFOLIO:	FUND INCEPTION DATE:	PORTFOLIO MANAGER:
Convertible securities.	3/31/99	Yuri P. Garbuzov

Yuri P. Garbuzov
Fund Manager

Mr. Garbuzov is a financial engineer involved in the development of quantitative analytics. He has six years of investment experience.

“When equities suffered, convertible bonds found considerable downside protection in their bond properties.”

Fund outperformed the benchmark
For the six-month period ended September 30, 2002, the Fund’s Class D shares fell –9.91%, outperforming both the Merrill Lynch All Convertible Index and the Lipper Convertible Securities Fund Average, which returned –13.91% and –13.68% respectively.

Bond properties mitigated convertible market’s downside
Bolstered by cheap mortgage rates, zero-interest car loans, and rising real wages, American consumers remained the only significant source of demand in the global economy. In these volatile times, strong demand for safe, stable and liquid assets allowed Treasuries to outpace both other domestic sectors and international bonds. Due to uncertainty over the health of corporate America, stocks suffered, with the S&P 500 Index falling over 28% for the period. Subsequently, convertible securities, which are hybrid securities that can be converted to equity at a preset price, suffered along with stocks. However, their bond properties provided considerable downside protection.

Active management limited portfolio’s losses
In the face of weak equity markets, the Fund’s below benchmark delta, or sensitivity to underlying equity values, enhanced performance. An underweight to telecommunications credits helped returns because several leaders of this sector suffered credit downgrades. Due to the “flight to quality” phenomenon currently influencing the markets, our higher average credit quality also helped the Fund. Finally, the Fund benefited from a small out-of-index allocation to Treasuries as interest rates fell.

A modest economic recovery leaves portfolio defensively positioned
We believe the moderate economic recovery from 2001’s recession should continue, as the consumer/housing sector holds fast and the battered business sector slowly heals. A potential war with Iraq could stifle growth because a spike in oil prices would have a deflationary impact on the economy. An accommodating Fed, in conjunction with a stimulative fiscal policy, should help to offset deflation. Tepid growth, acting as a constraint, will likely keep a lid on interest rates, leaving them range bound.

In this economic environment, we expect to remain defensively positioned by maintaining our emphasis on high quality and by employing our proprietary model to identify securities that stand to benefit as equity volatility continues. We plan to continue to underweight technology and telecom, two sectors that will suffer should capital spending remain weak.

8	PIMCO Bond Funds Semi-Annual Report I 09.30.02

PIMCO Convertible Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN    For periods ended 9/30/02

	6 months	1 year	3 year	5 year	10 year	Inception (3/31/99)

PIMCO Convertible Fund Class D Shares	–9.91%	–3.58%	–1.43%	—	—	2.40%

First Boston Convertible Bond Index	–16.22%	–9.94%	–2.53%	—	—	—

Lipper Convertible Securities Fund Average	–13.68%	–6.42%	–1.35%	—	—	—

Merrill Lynch All Convertible Index	–13.91%	–8.76%	–2.90%	—	—	—

MATURITY PROFILE		SECTOR BREAKDOWN		QUALITY BREAKDOWN
Less than 1 year	23%	Convertible Bonds & Notes	62.4%	AAA	8.9%

1–5 years	11%	Convertible Preferred Stock	21.9%	AA	10.4%

5–10 years	12%	Short-Term Instruments	7.1%	A	36.3%

10–20 years	43%	Other	8.6%	BBB	22.9%

20–30 years	8%			BB	9.7%

Over 30 years	3%			B	10.7%

Duration	2.5 years			CCC	1.0%

				CC	0.1%

CHANGE IN VALUE    For periods ended 9/30/02

Investment Process
The top-down investment process starts with an annual secular forum at which PIMCO develops a 3- to 5-year outlook for the global economy and interest rates. This helps set the basic portfolio parameters. The portfolio’s risk/reward profile is then dynamically managed in order to modestly participate with rising equity prices while protecting again declines. Disciplined company/credit analysis maximizes the portfolio’s capital appreciation potential.

Past performance is no guarantee of future results. This Fund invests at least 80% of its assets in convertible securities. The Fund may invest up to 40% of its assets in high-yield (lower-rated) securities, which generally involves greater risk to principal than an investment in higher-rated bonds. The Fund may invest 20% in foreign currencies which can involve special risks due to foreign economic and political developments, which may be enhanced when investing in emerging markets. The Fund may invest in smaller companies,which may entail greater risk than larger companies, including higher volatility. The Fund may have to convert securities before it would otherwise choose to, which may have an adverse effect on the Fund’s ability to achieve its investment objective. Please see page 36 for additional information.

09.30.02 I PIMCO Bond Funds Semi-Annual Report	9

AN INTERNATIONAL BOND FUND

PIMCO Emerging Markets Bond Fund

OBJECTIVE:	DURATION RANGE:	TOTAL NET ASSETS:
Seeks maximum total return, consistent with preservation of capital and prudent investment management. PORTFOLIO: Emerging market fixed income securities.	0–8 years FUND INCEPTION DATE: 7/31/97	$260.5 million PORTFOLIO MANAGER: Mohamed El-Erian

Mohamed El-Erian
Fund Manager

Dr. El-Erian is a managing director and head of the firm’s emerging markets portfolio management team. His past experience includes 15 years with the IMF leading policy work on debt and country issues.

“We will continue to position the Fund to take advantage of the continuing themes of economic decoupling and credit differentiation.”

Fund performance reflected emerging markets volatility
During a difficult six-month period for emerging markets, the Fund’s Class D shares returned –10.37%. These results underperformed the J.P. Morgan Emerging Markets Bond Index Plus, which returned –6.42%, and the Lipper Emerging Markets Debt Fund Average, which returned –8.30%. Since inception, the Fund has gained 8.27% annually, strongly outperforming the 3.85% return of the Index for the same period.

Risk-averse investors favored developed economies
Sluggish global growth, turbulent equity markets and heightened geopolitical risk fueled a flight to quality in the global bond markets during the past six months. As a result, emerging markets debt lagged that of developed markets during the period. Regional performance within the asset class was mixed as Asia and Emerging Europe decoupled from the volatility in Latin America.

Country allocations had mixed results
The Fund’s Asian exposure via Malaysia was positive for performance due to favorable credit upgrades. An underweight exposure to fundamentally weaker countries, such as Argentina and Turkey, also aided results. Yet the Fund’s overweight to Brazil was the primary detractor from performance. Election concerns and the pullback of banks from the credit markets weighed heavily on the market despite Brazil’s sound economic fundamentals and significant external assistance. Modest overweights to smaller credits in Latin America, such as Panama and Ecuador, also hurt returns as volatility pervaded the region.

We anticipate volatility in the months ahead
We expect the global economy to remain weak, with the U.S. as the primary driver of global aggregate demand. Emerging markets should continue to be volatile in the months ahead as sound economic fundamentals compete with political uncertainty, challenging technical factors and general global risk aversion. Within this environment, we intend to continue to overweight Brazil, as current spreads reflect extreme pessimism despite solid economic fundamentals. We plan to maintain our underweight positions in Argentina and Emerging Asia. Overall, we will continue to position the Fund to take advantage of the continuing themes of economic decoupling and credit differentiation. We expect the sector to benefit, over time, from an increasing investor base, progressing structural reforms, and the strengthening of economic and financial anchors.

10	PIMCO Bond Funds Semi-Annual Report I 09.30.02

PIMCO Emerging Markets Bond Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN    For periods ended 9/30/02

	6 months	1 year	3 year	5 year	10 year	Inception (7/31/97)

PIMCO Emerging Markets Bond Fund Class D Shares	–10.37%	8.62%	15.86%	8.23%	—	8.27%

J.P. Morgan Emerging Markets Bond Index Plus	–6.42%	–1.12%	8.81%	3.44%	—	—

Lipper Emerging Markets Debt Fund Average	–8.30%	7.26%	10.89%	1.86%	—	—

MATURITY PROFILE		SECTOR BREAKDOWN		QUALITY BREAKDOWN
Less than 1 year	18%	Short-Term Instruments	37.0%	AAA	35.4%

1–5 years	3%	Russia	15.4%	A	3.3%

5–10 years	31%	Mexico	14.7%	BBB	20.4%

10–20 years	29%	Brazil	13.2%	BB	25.0%

20–30 years	11%	Other	19.7%	B	14.3%

Over 30 years	8%			CCC	1.6%

Duration	6.0 years

CHANGE IN VALUE    For periods ended 9/30/02

Investment Process
The top-down investment process starts with an annual secular forum at which PIMCO develops a 3- to 5-year outlook for the global economy and interest rates. This helps set the basic portfolio parameters. The manager is guided by risk-adjusted real yields. His goal is to identify not only which countries to overweight or underweight, but where on each country’s yield curve the Fund should take an exposure.

Past performance is no guarantee of future results. This Fund invests at least 80% of its assets in issuers that economically are tied to countries with emerging securities markets. Investing in foreign securities may entail greater risk due to foreign economic and political developments, this risk may be enhanced when investing in emerging markets. The Fund may also invest substantially all of its assets in high-yield (lower-rated) securities, which generally involves greater risk to principal than investments in higher-rated securities. The Fund may at times invest in derivatives. This Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund. Please see page 36 for additional information.

09.30.02 I PIMCO Bond Funds Semi-Annual Report	11

AN INTERNATIONAL BOND FUND

PIMCO Foreign Bond Fund

OBJECTIVE:	DURATION RANGE:	TOTAL NET ASSETS:
Seeks maximum total return, consistent with preservation of capital and prudent investment management. PORTFOLIO: Intermediate maturity hedged non-U.S. fixed income securities.	3–7 years FUND INCEPTION DATE: 12/02/92	$1.1 billion PORTFOLIO MANAGER: Sudi Mariappa

Sudi Mariappa
Fund Manager

Mr. Mariappa is lead portfolio manager of PIMCO Foreign Bond and Global Bond II Funds and oversees the firm’s Asian trading and portfolio management group in Japan. He has 12 years of investment experience.

“We expect the modest global recovery to continue, with the consumer as a critical component of growth.”

Long-term track record remains solid
For the six-month period ended September 30, 2002, the Fund’s Class D shares returned 4.17%. Although these results were respectable on an absolute basis, the Fund underperformed its benchmark, the J.P. Morgan Non-U.S. Index (Hedged), which returned 5.66%. Longer term, the Fund continued to outperform, returning 8.96% annually since inception compared to 8.71% and 6.97% for its benchmark and Lipper average, respectively.

Global bond markets rallied in flight to quality
Global bond markets rallied during the past six months, as turbulent equity markets, an uncertain economic outlook, and heightened geopolitical risk fueled a flight to quality. U.S. Treasuries led the way, followed by Europe and Japan. Most global central banks sat on the sidelines, although Australia, Canada, and New Zealand enacted rate hikes, reflecting more robust growth and potential for inflation in those economies. Towards the end of the period, however, most central banks acknowledged the impact of sluggish growth and negative equity performance on their economies. Notably, the Bank of Japan announced that it would begin to support equity markets in an effort to aid the troubled banking sector.

Exposure to short/intermediate maturities enhanced returns
Focusing on short and intermediate maturities in Europe was positive for performance as their yields fell further than longer term issues. An underweight position in Japan further boosted returns, as Japanese debt underperformed. Exposure to global mortgage issues also helped as investors were attracted to their high relative yields. However, the Fund’s below benchmark duration was negative as rates generally declined worldwide. Emerging market bonds also hurt returns in the face of Brazil’s presidential election worries and general risk aversion among investors.

U.S. consumers will be key to global economic recovery
We expect a modest global recovery, driven by the consumer. The United States is likely to be the primary driver of global demand, since the U.S. consumer is better supported relative to consumers in Europe and Japan. Given our range-bound interest rate forecast, we intend to target duration near the benchmark and to emphasize mortgages for incremental yield. In the U.K, we plan to underweight longer maturities as growth and inflation should be higher relative to Europe. Finally, we intend to maintain our underweight exposure to Japan, as we expect the government to issue more debt to support its increased spending.

12	PIMCO Bond Funds Semi-Annual Report I 09.30.02

PIMCO Foreign Bond Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN    For periods ended 9/30/02

	6 months	1 year	3 year	5 year	10 year	Inception (12/2/92)

PIMCO Foreign Bond Fund Class D Shares	4.17%	6.05%	7.90%	6.86%	—	8.96%

J.P. Morgan Non-U.S. Index (Hedged)	5.66%	5.92%	7.42%	7.65%	—	—

Lipper International Income Fund Average	11.67%	9.50%	4.21%	4.02%	—	—

MATURITY PROFILE		SECTOR BREAKDOWN		QUALITY BREAKDOWN

1–5 years	30%	United States	46.2%	AAA	88.0%

10–20 years	51%	Germany	24.1%	AA	6.4%

20–30 years	19%	Short-Term Instruments	6.6%	A	3.0%

Duration	4.8 years	United Kingdom	5.1%	BBB	2.1%

		Other	18.0%	BB	0.5%

CHANGE IN VALUE    For periods ended 9/30/02

Investment Process
The top-down investment process starts with an annual secular forum at which PIMCO develops a 3- to 5-year outlook for the global economy and interest rates. This helps set the basic portfolio parameters. The manager then uses a top-down country bond allocation model to determine the countries with the best risk-adjusted yields. Bottom-up strategies, including sector rotation and credit research, aid in issue selection.

Past performance is no guarantee of future results. This Fund invests at least 80% of its assets in foreign securities, which may entail greater risk due to foreign economic and political developments, may at times invest in derivatives and mortgage related securities. The Fund may invest up to 10% in high-yield (lower-rated) securities, which generally involves greater risk to principal than investments in higher-rated securities. This Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund. Please see page 36 for additional information.

09.30.02 I PIMCO Bond Funds Semi-Annual Report	13

A MORTGAGE-BACKED BOND FUND

PIMCO GNMA Fund

OBJECTIVE:	DURATION RANGE:	TOTAL NET ASSETS:
Seeks maximum total return, consistent with preservation of capital and prudent investment management.	1–7 years	$237.9 million
	FUND INCEPTION DATE:	PORTFOLIO MANAGER:
	7/31/97	Scott Simon
PORTFOLIO:
Short to intermediate maturity mortgage-related fixed income securities.

Scott Simon
Fund Manager

An acclaimed expert in his field, Mr. Simon is head of mortgage securities at PIMCO and is a senior member of its portfolio management and investment strategy groups. He has 19 years of investment experience.

“We expect to favor the enhanced prepayment protection found in lower coupon mortgages.”

Fund outpaced its benchmark for the period
For the six-month period ended September 30, 2002, PIMCO GNMA Fund’s Class D shares returned 6.11%, outpacing the Lehman Brothers GNMA Index, which returned 6.05%, but slightly underperforming the Lipper GNMA Fund Average, which returned 6.29%.

GNMAs outperformed other mortgage issues
Interest rates continued to fall in the past six months as investors sought safety in high-quality assets. The mortgage-backed securities market performed well in this environment, although the asset class underperformed Treasuries on a risk-adjusted basis. Within the mortgage market, GNMAs outperformed their conventional (FNMA & FHLMC) counterparts as investors preferred the higher security offered by paper with an explicit government guarantee. Also, lower coupon bonds performed better than higher coupon issues due to slower prepayment rates.

Extended duration benefited the portfolio
A longer-than-benchmark duration worked to the Fund’s advantage late in the period as yields declined across the maturity spectrum. Also, a focus in lower coupon issues helped performance as these issues outperformed higher coupon bonds by a large margin, particularly in the third quarter. Buying mortgages in the forward market and investing the purchase amount at relatively high short-term rates further added to returns. Exposure to Collateralized Mortgage Obligations (CMOs) augmented portfolio yield while providing protection against rapid prepayment rates. However, modest holdings of asset-backed securities (ABSs) slightly detracted from performance late in the period as investors moved into “safer” government guaranteed assets.

Moderate U.S. recovery should continue
We expect the modest U.S. recovery to continue, propelled by the consumer and housing sectors. We believe that the risk of deflation has been averted and anticipate a range-bound interest rate environment. As a result, prepayment risk continues to be a concern for mortgage investors. We intend to target duration near the benchmark and anticipate emphasizing the short end of the yield curve, which will be less vulnerable to increasing interest rates than longer maturities. Also, we expect to favor the enhanced prepayment protection found in lower coupon mortgages. We will seek to capitalize on crossover demand from investors wary of corporate bonds through small positions in high quality CMOs. Finally, we expect to invest in GNMA TBAs (forwards) in order to take advantage of attractive implied financing rates, but taking delivery of underlying mortgage pools if financing rates become less attractive.

14	PIMCO Bond Funds Semi-Annual Report I 09.30.02

PIMCO GNMA Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN    For periods ended 9/30/02

	6 months	1 year	3 year	5 year	10 year	Inception (7/31/97)

PIMCO GNMA Fund Class D Shares	6.11%	7.41%	9.75%	7.98%	—	8.16%

Lehman Brothers GNMA Index	6.05%	7.38%	8.98%	7.51%	—	—

Lipper GNMA Fund Average	6.29%	6.81%	8.22%	6.70%	—	—

MATURITY PROFILE		SECTOR BREAKDOWN		QUALITY BREAKDOWN
Less than 1 year	20%	Mortgage-Backed Securities	72.8%	AAA	96.8%

1–5 years	75%	Short-Term Instruments	17.7%	AA	2.9%

20–30 years	5%	Asset-Backed Securities	5.8%	A	0.3%

Duration	1.5 years	Other	3.7%

CHANGE IN VALUE    For periods ended 9/30/02

Investment Process
The top-down investment process starts with an annual secular forum at which PIMCO develops a 3- to 5-year outlook for the global economy and interest rates. While the Fund invests primarily in Government National Mortgage Association (GNMA) insured bonds, the manager takes advantage of opportunities throughout the mortgage market to add diversification and spread risk. Interest rate strategies and PIMCO’s advanced proprietary analytics are also emphasized to add value.

Past performance is no guarantee of future results. The Fund invests up to 80% of its assets in GNMA securities. The Fund can invest a small portion of its assets in foreign securities, which can entail special risks due to foreign economic and political developments and may at times invest in derivatives. Even though government bond funds may invest their assets in U.S. government securities, the government does not guarantee the Fund’s shares and they will fluctuate in value as market conditions change. The government guarantee is to timely repayment of interest and does not eliminate market risk. GNMA’s are a type of mortgage-backed security and may be sensitive to changes in prevailing interest rates and therefore may entail risk. Please see page 36 for additional information.

09.30.02 I PIMCO Bond Funds Semi-Annual Report	15

A HIGH YIELD BOND FUND

PIMCO High Yield Fund

OBJECTIVE:	DURATION RANGE:	TOTAL NET ASSETS:
Seeks maximum total return, consistent with preservation of capital and prudent investment management.	2–6 years	$3.7 billion
	FUND INCEPTION DATE:	PORTFOLIO MANAGERS:
	12/15/92	Ben Trosky
PORTFOLIO:		Raymond Kennedy
Higher yielding fixed income securities.

Ben Trosky
Fund Manager

Mr. Trosky is Managing Director and a senior member of PIMCO’s portfolio management and investment strategy groups. He has over 20 years of investment experience.

Ray Kennedy
Fund Manager

Effective December 1, 2002, Ray Kennedy, a Managing Director and a senior member of PIMCO’s portfolio management and investment strategy groups, has assumed management responsibilities for the High Yield Fund. Mr. Kennedy joined PIMCO in 1996, and has 15 years of investment experience.

“The extreme levels of volatility in the high yield market are likely to continue for the near term.”

Fund returns reflected problems in the high yield market
For the six-month period ending September 30, 2002, the Fund’s Class D shares fell –9.18%, underperforming both the Merrill Lynch U.S. High Yield BB-B Rated Index (–8.44%) and the Lipper High Current Yield Fund Average (–8.10%).

High yield market hurt by slumping economy, investor anxiety
Bad news from high profile issuers and an onslaught of reports of questionable corporate accounting practices led investors to flee from corporate bonds and to flock instead to the relative safety of Treasuries. Since the start of the year, the high yield market has absorbed a record number of issues that have been downgraded from investment grade to non-investment grade. These “fallen angels”—along with historically high default levels—have caused the below-investment grade bond market to underperform the higher-quality debt market significantly.

Security selection hurt Fund
The Fund’s position in large-cap telecom and energy pipeline companies and its overweight to the cable/pay TV sector detracted from performance. Because consumer spending remained stronger than expected, the Fund’s underweighting in consumer cyclicals, specifically retailers, hurt returns. Finally, missing out on the gaming sector’s continued strong performance negatively affected performance.

The Fund’s underweight exposure to the transportation sector, which performed poorly, contributed to returns. An emphasis on the BBB Index helped returns because it limited the Fund’s exposure to the “fallen angels.”

Volatility in high yield market leads us to proceed with caution
While we believe the modest U.S. recovery will continue and the risk of deflation will be averted, the extreme levels of volatility in the high yield market are likely to continue for the near term. Asset flows and the “fallen angels” will continue to cause increased uncertainty, leading us to remain cautious going forward. We expect to maintain an above-benchmark average credit quality, with an emphasis on BBB rated credits with attractive valuations. We intend to retain our focus on telecom and energy pipeline companies, while looking to avoid exposure to consumer related sectors, which often have appreciated to levels that do not offer value. We anticipate continuing to overweight the cable sector and to maintain a modest exposure to emerging market debt.

16	PIMCO Bond Funds Semi-Annual Report I 09.30.02

PIMCO High Yield Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN    For periods ended 9/30/02

	6 months	1 year	3 year	5 year	10 year	Inception (12/15/92)

PIMCO High Yield Fund Class D Shares	–9.18%	–5.72%	–1.43%	0.90%	—	6.60%

Lehman Brothers BB U.S. High Yield Index	–7.82%	–1.17%	2.93%	3.44%	—	—

Merrill Lynch U.S. High Yield Index BB-B Rated Index	–8.44%	–1.57%	–1.40%	0.60%	—	—

Lipper High Current Yield Fund Average	–8.10%	–2.17%	–3.83%	–2.30%	—	—

MATURITY PROFILE		SECTOR BREAKDOWN		QUALITY BREAKDOWN
Less than 1 year	23%	Corporate Bonds & Notes	72.5%	AAA	12.3%

1–5 years	20%	Short-Term Instruments	13.0%	AA	0.5%

5–10 years	44%	Other	14.5%	A	1.2%

10–20 years	9%			BBB	18.8%

20–30 years	4%			BB	31.9%

Duration	3.6 years			B	33.0%

				CCC	1.6%

				CC	0.7%

CHANGE IN VALUE     For periods ended 9/30/02

Investment Process
The top-down investment process starts with an annual secular forum at which PIMCO develops a 3- to 5-year outlook for the global economy and interest rates. This helps set the basic portfolio parameters. The Fund focuses on upper-tier credits of the high yield market because historically they have delivered the best risk-return profile. Importantly, income, capital appreciation and capital preservation are all considered in structuring the portfolio.

Past performance is no guarantee of future results. This Fund invests at least 80% of its assets in high-yield securities rated below investment grade but rated at least B by Moody’s or S&P, lower-rated securities generally involves greater risk to principal than an investment in higher-rated bonds. This Fund may also invest 15% in euro-denominated securities and may invest without limit in U.S. dollar-denominated securities of foreign issuers, which may entail greater risk due to foreign economic and political developments, and may at times invest in derivatives and mortgage-related securities. Please see page 36 for additional information.

09.30.02 I PIMCO Bond Funds Semi-Annual Report	17

A SHORT DURATION BOND FUND

PIMCO Low Duration Fund

OBJECTIVE:	DURATION RANGE:	TOTAL NET ASSETS:
Seeks maximum total return, consistent with preservation of capital and prudent investment management. PORTFOLIO: Short maturity fixed income securities.	1–3 years FUND INCEPTION DATE: 5/11/87	$8.3 billion PORTFOLIO MANAGER: Bill Gross

Bill Gross
Fund Manager

Managing Director and co-founder of PIMCO, Mr. Gross is widely regarded as the world’s foremost fixed income authority. He has over 30 years of investment experience. In recognition of his investment skill, Morningstar named Mr. Gross and the PIMCO bond team “Fixed Income Manager of the Year” for 1998 and 2000.

“We intend to add value by capturing attractive spreads in non-Treasury markets, particularly mortgages.”

Fund bested its peer group in the past six months
For the six-month period ended September 30, 2002, PIMCO Low Duration Fund’s Class D shares returned 4.31%, substantially outperforming the Lipper Short Investment Grade Debt Fund Average, which returned 3.36%, but trailing the Fund’s benchmark, the Merrill Lynch 1–3 Year Treasury Bill Index, which returned 4.84% over the same time period. The Fund’s longer term performance remained strong, returning 7.46% annually since inception compared to 7.08% for the benchmark over the same time period.

Demand for Treasuries remained strong
Treasury bonds performed extremely well over the past 6 months. Investor demand for the high credit quality of these issues drove yields to 40-year lows, with short and intermediate maturities falling the furthest. Concerns over corporate governance abuses, accounting scandals, sluggish economic growth and a potential conflict with Iraq all contributed to the flight to quality. Mortgages trailed Treasuries but performed better than corporate bonds. Developed market non-U.S. bonds also lagged Treasury issues. While the Fed remained on the sidelines, leaving the Fed Funds rate unchanged, they indicated that there was uncertainty regarding the size and strength of the economic recovery, and that they stood to be responsive should the economy further deteriorate.

Duration strategy, yield curve mix aided Fund results
The Fund maintained an above-benchmark duration for most of the period, which enhanced returns as yields fell. In addition, the Fund’s broad yield curve mix was positive for performance, as a modest exposure to maturities outside the benchmark worked to the Fund’s advantage. Corporate exposure, especially holdings of telecom and energy/pipeline companies, detracted from returns amid concerns of weaker profits and credit downgrades. Modest allocations to high yield bonds also hurt returns as the sector suffered due to investor anxiety over weak profits and corporate scandals.

Outlook for a moderate U.S. recovery is unchanged
Looking ahead, we expect the modest U.S. economic recovery to continue, bolstered by the consumer and housing sectors, while the battered business sector heals itself. Given our projection for range-bound interest rates, we intend to add value by capturing attractive spreads in non-Treasury markets, particularly mortgages. In addition, we plan to target duration slightly above benchmark to take advantage of incrementally higher yields in slightly-longer-than-benchmark maturities.

18	PIMCO Bond Funds Semi-Annual Report I 09.30.02

PIMCO Low Duration Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN    For periods ended 9/30/02

	6 months	1 year	3 year	5 year	10 year	Inception (5/11/87)

PIMCO Low Duration Fund Class D Shares	4.31%	5.27%	7.10%	6.30%	6.35%	7.46%

Merrill Lynch 1–3 Year Treasury Bill Index	4.84%	5.64%	7.25%	6.58%	5.96%	—

Lipper Short Investment Grade Debt Fund Average	3.36%	3.59%	6.27%	5.66%	5.48%	—

MATURITY PROFILE		SECTOR BREAKDOWN		QUALITY BREAKDOWN
Less than one year	32%	Mortgage-Backed Securities	50.4%	AAA	82.4%

1–5 years	58%	Short-Term Instruments	27.6%	AA	0.8%

5–10 years	1%	Corporate Bonds & Notes	16.5%	A	8.9%

10–20 years	9%	Other	5.5%	BBB	6.3%

Duration	1.7 years			BB	1.1%

				CCC	0.1%

				D	0.4%

CHANGE IN VALUE    For periods ended 9/30/02

Investment Process
The top-down investment process starts with an annual secular forum at which PIMCO develops a 3- to 5-year outlook for 5 the global economy and interest rates. This helps set the basic portfolio parameters. The manager then employs a number of value-adding strategies, including duration management, sector allocation and liquidity management. Investment in a wide range of short-term instruments further enhances total return potential.

Past performance is no guarantee of future results. The Fund may invest up to 20% in securities denominated in foreign currencies, which may entail greater risk due to foreign economic and political developments. The Fund may invest up to 10% in high-yield (lower-rated) securities, which generally involves greater risk to principal than investments in higher-rated securities. The Fund may at times invest in derivatives and mortgage-related securities. Please see page 36 for additional information.

09.30.02 I PIMCO Bond Funds Semi-Annual Report	19

A TAX-EXEMPT BOND FUND

PIMCO Municipal Bond Fund

OBJECTIVE:	PORTFOLIO:	DURATION RANGE:
Seeks high current income exempt from Federal income tax, consistent with preservation of capital. Capital appreciation is a secondary objective.	Intermediate to long-term maturity municipal securities (exempt from Federal income tax). FUND INCEPTION DATE: 12/31/97	3–10 years TOTAL NET ASSETS: $359.1 million PORTFOLIO MANAGER: Mark McCray

Mark McCray
Fund Manager

Mr. McCray is responsible for municipal bond portfolios at PIMCO. Previously Co-Head of Municipal Bond Trading at Goldman Sachs & Co., he has over 10 years of investment experience.

“The attractive after-tax yield and the relative stability of high municipal credit quality should continue to appeal to investors.”

Fund posted solid returns
For the six-month period ended September 30, 2002, the Fund’s Class D shares returned a solid 6.46%. However, the Fund underperformed both the Lehman Brothers General Municipal Bond Index and the Lipper General Municipal Debt Fund Average, which returned 8.58% and 7.96% respectively.

Treasuries and municipal bonds continued their strong run
Delayed economic recovery, corporate fraud, and potential war with Iraq led investors to seek out the safety of Treasury bonds, subsequently driving yields to their lowest level in 40 years. As equity markets reacted to economic volatility and increased geopolitical turmoil, municipal yields slid to a 34-year low. Over the time period, municipal bonds outperformed many taxable debt sectors. For example, before taxes, the Lehman Municipal Bond Index returned slightly more than the Lehman Brothers Aggregate Bond Index.

Yield curve positioning, emphasis on quality contributed to performance
The Fund’s emphasis on high-quality revenue bonds, which offered attractive credit premiums and advanced refundings, contributed to performance. An overweighting in longer intermediate term maturities, as opposed to the longest municipal maturities, also enhanced returns because yields in this area fell more than those further out on the yield curve. Insured bonds added to performance as investors expressed demand for higher-quality credits. However, the Fund’s below-benchmark duration positioning, in conjunction with interest rate hedging, created problems for the Fund as municipal yields fell over the time period.

Demand for municipals will remain strong in the near term
Although municipal bonds could potentially face a challenge if a slower-than-expected economic recovery leads to lagging tax revenues, their attractive after-tax yield potential and relative stability may continue to appeal to investors in this period of macroeconomic conflict.

In this setting, we expect to target durations near the benchmark and continue our limited hedging strategies to control interest rate risk. Because an increase in the supply of state specific bonds in upcoming months could increase their premiums, we plan to limit our positions in state credits, as opposed to local municipality credits. Our intent to overweight higher-quality revenue bonds should allow us to take advantage of the attractive risk-adjusted yields and potential price appreciation from tightening credit premiums. We expect to maintain our focus on high average credit quality.

20	PIMCO Bond Funds Semi-Annual Report I 09.30.02

PIMCO Municipal Bond Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN    For periods ended 9/30/02

	6 months	1 year	3 year	5 year	10 year	Inception (12/31/97)

PIMCO Municipal Bond Fund Class D Shares	6.46%	8.12%	8.18%	—	—	5.69%

Lehman Brothers General Municipal Bond Index	8.58%	8.94%	8.49%	—	—	—

Lipper General Municipal Debt Fund Average	7.96%	7.59%	7.23%	—	—	—

MATURITY PROFILE		SECTOR BREAKDOWN		QUALITY BREAKDOWN

Less than 1 year	18%	Municipal Bonds & Notes	98.8%	AAA	68.9%

1–5 years	7%	Other	1.2%	AA	13.9%

5–10 years	35%			A	10.0%

0–20 years	37%			BBB	4.1%

Over 30 years	3%			BB	2.2%

Duration	8.0 years			B	0.9%

CHANGE IN VALUE    For periods ended 9/30/02

Investment Process
The top-down investment process starts with an annual secular forum at which PIMCO develops a 3- to 5-year outlook for the global economy and interest rates. This helps set the basic portfolio parameters. Rather than stretch for maximum yield, PIMCO’s municipal bond team seeks to maximize after-tax total return. The portfolio is scrutinized using a process that models the potential changes in yield and price as the underlying variables of the overall municipal marketplace change.

Past performance is no guarantee of future results. The Fund invests at least 80% of its assets in debt securities exempt from federal income tax. The Fund may invest up to 10% of its assets in high yield (lower-rated) securities, which generally involve greater risk to principal than investments in higher-rated securities. The Fund may at times invest in derivatives and mortgage-related securities. The Fund may invest more than 25% of its assets in bond issuers of California and New York. The Fund may realize gains and shareholders will incur a tax liability from time to time. Income from the Fund is subject to state and local taxes and may at times be subject to the alternative minimum tax. Please see page 36 for additional information.

09.30.02 I PIMCO Bond Funds Semi-Annual Report	21

A STATE-SPECIFIC TAX-EXEMPT BOND FUND

PIMCO NY Municipal Bond Fund

OBJECTIVE:	PORTFOLIO:	DURATION RANGE:
Seeks high current income exempt from Federal and New York income tax. Capital appreciation is a secondary objective.	Intermediate to long-term maturity municipal securities(exempt from Federal and New York income tax).	3–12 years
TOTAL NET ASSETS:
$10.6 million

	FUND INCEPTION DATE:	PORTFOLIO MANAGER:
	8/31/99	Mark McCray

Mark McCray
Fund Manager

Mr. McCray is responsible for municipal bond portfolios at PIMCO. Previously Co-Head of Municipal Bond Trading at Goldman Sachs & Co., he has over 10 years of investment experience.

“We plan to target durations near the benchmark as opportunities to add value will present themselves in yield curve positioning, sector allocations, and security selection.”

Fund slightly trailed its benchmark
For the six-month period ended September 30, 2002, the Fund’s Class D shares returned a solid 7.72%. However, the Fund underperformed both the Lehman Brothers New York Insured Municipal Index and the Lipper New York Municipal Debt Fund Average, which returned 9.46% and 8.09% respectively.

Treasury and muni yields reached extreme lows
Treasury yields slid to their lowest level in over 40 years, fueled by investors’ increased demand for safer assets in a period of sluggish economic growth, corporate accounting scandals, and talk of impending war with Iraq. Slow economic recovery and rising geopolitical tension dealt a blow to the equity markets, driving muni yields to a 34-year low. Over the time period, New York munis outperformed many taxable debt sectors as well as the national municipal market.

Security selection sustained performance
An emphasis on revenue bonds, specifically industrial revenue issues, bolstered relative returns. The persistence of the “flight to quality” syndrome made the portfolio’s allocations to insured municipal bonds a positive for performance. Below-the-benchmark duration, juxtaposed with interest rate hedging strategies, detracted from relative returns as yields fell.

We plan to take advantage of high demand for munis
Lagging tax revenues, caused by the slow rate of economic recovery, could pose a challenge to municipal markets, including New York’s. However, in the current economic environment, support for municipal bonds should remain strong among investors, who are attracted to the appealing after-tax yield potential and the relative stability of municipal bonds. New York’s issuance is likely to increase given both the passage of the state budget amendment and the financing needs of state and local authorities.

Taking these factors into account, we plan to target duration near the benchmark as opportunities to add value should present themselves in yield curve positioning, sector allocations, and security selection. In anticipation of New York’s increase in supply, we expect to emphasize intermediate maturities. Allocations to high-quality New York revenue bonds should help us enhance portfolio yield and diversification. Because yield premiums on lower quality issues could rise as investors demand greater credit and liquidity premiums, we intend to maintain high average credit quality.

22	PIMCO Bond Funds Semi-Annual Report I 09.30.02

PIMCO NY Municipal Bond Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN    For periods ended 9/30/02

	6 months	1 year	3 year	5 year	10 year	Inception (8/31/99)

PIMCO New York Municipal Bond Fund Class D Shares	7.72%	10.16%	9.19%	—	—	9.06%

Lehman Brothers New York Insured Municipal Bond Index	9.46%	10.31%	8.73%	—	—	—

Lipper New York Municipal Debt Fund Average	8.09%	8.16%	7.68%	—	—	—

MATURITY PROFILE		SECTOR BREAKDOWN		QUALITY BREAKDOWN

Less than 1 year	27%	Municipal Bonds & Notes	91.7%	AAA	44.7%

1–5 years	6%	Other	8.3%	AA	35.6%

5–10 years	33%			A	10.6%

10–20 years	27%			BBB	9.1%

20–30 years	7%

Duration	7.2 years

CHANGE IN VALUE    For periods ended 9/30/02

Investment Process
The top-down investment process starts with an annual secular forum at which PIMCO develops a 3- to 5-year outlook for the global economy and interest rates. This helps set the basic portfolio parameters. Rather than stretch for maximum yield, PIMCO’s municipal bond team seeks to maximize after-tax total return. The portfolio is scrutinized using a process that models the potential changes in yield and price as the underlying variables of the NY municipal marketplace change.

Past performance is no guarantee of future results. The Fund invests at least 80% of its assets in debt securities exempt from federal income tax. The Fund invests at least 80% of its assets in bond issuers whose interest is exempt from regular federal income tax and New York income tax. The Fund may invest up to 10% of its assets in high yield (lower-rated) securities, which generally involve greater risk to principal than investments in higher-rated securities. The Fund may at times invest in derivatives and mortgage-related securities. The Fund may realize gains and shareholders will incur a tax liability from time to time. Income from the Fund is subject to state and local taxes and may at times be subject to the alternative minimum tax. It is important to note that a fund concentrating in a single state is subject to greater risk of adverse economic conditions and regulatory changes than a fund with broader geographical diversification. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund. Please see page 36 for additional information.

09.30.02 I PIMCO Bond Funds Semi-Annual Report	23

AN INFLATION-INDEXED BOND FUND

PIMCO Real Return Fund

OBJECTIVE:	DURATION RANGE:	TOTAL NET ASSETS:
Seeks maximum real return, consistent with preservation of real capital and prudent investment management.	N/A	$6.6 billion
	FUND INCEPTION DATE:	PORTFOLIO MANAGER:
	1/29/97	John Brynjolfsson
PORTFOLIO:
Inflation-indexed fixed income securities.

John Brynjolfsson
Fund Manager

A renowned expert in his field, Mr. Brynjolfsson is co-author of Inflation-Protection Bonds and co-editor of The Handbook of Inflation-Indexed Bonds. He has 16 years of investment experience.

“TIPS should continue to meet investors’ needs for long-term growth of purchasing power.”

Fund delivered strong returns for shareholders
PIMCO Real Return Fund performed strongly over the past six months, with Class D shares returning 14.15%. These results were in line with the Fund’s benchmark, which returned 14.25%, and topped those of its Lipper category average, which returned 13.30% for the same period.

Real return bonds rallied as Treasury yields fell
Investors flocked to Treasuries in the past six months as concerns over sluggish economic growth, corporate scandals, and a potential war with Iraq fueled a flight to safety. As a result of heightened demand, yields on Treasury issues fell to 40-year lows. The U.S. economy grew modestly during the period, driven mainly by the consumer and housing sectors. While inflation remained contained, TIPS gained along with conventional Treasuries as real yields fell along with nominal yields.

Extended duration, yield curve positioning aided results
PIMCO Real Return Fund benefited from this favorable market climate. An above-benchmark duration enhanced returns as rates declined. In addition, exposure to shorter maturity TIPS was positive for performance as rates fell sharply in this part of the yield curve. However, a slight exposure to corporate issues detracted from returns as the sector suffered due to investor concerns over weaker profits and credit rating downgrades.

Reflation appears likely over the longer term
We expect the U.S. economic recovery to continue at a modest pace, driven by the consumer and housing sectors. In our view, the 20-year era of disinflation is over. After uncertainty in the near term, reflation should dominate over the next several years, with inflation peaking at 3–4%. While TIPS should provide compelling performance relative to Treasuries, tactical exposure needs to be managed carefully. For now, we intend to implement a barbell approach to yield curve structure, while keeping duration close to the benchmark. We expect to overweight longer-maturities, which offer modestly higher yields. Finally, we hope to opportunistically add small allocations of out-of-index assets that offer compelling risk/reward profiles.

24	PIMCO Bond Funds Semi-Annual Report I 09.30.02

PIMCO Real Return Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN    For periods ended 9/30/02

	6 months	1 year	3 year	5 year	10 year	Inception (1/29/97)

PIMCO Real Return Fund Class D Shares	14.15%	14.03%	12.36%	9.57%	—	8.86%

Lehman Global Real: U.S. TIPS Index	14.25%	14.69%	12.29%	8.79%	—	—

Lipper Intermediate U.S. Treasury Fund Average	13.30%	12.19%	10.75%	8.28%	—	—

MATURITY PROFILE		SECTOR BREAKDOWN		QUALITY BREAKDOWN
Less than 1 year	4%	U.S. Treasury Obligations	88.3%	AAA	91.9%

1–5 years	9%	Corporate Bonds & Notes	7.5%	AA	0.7%

5–10 years	47%	Other	4.2%	A	4.9%

20–30 years	40%			BBB	1.6%

Duration	6.0 years			BB	0.9%

CHANGE IN VALUE    For periods ended 9/30/02

Investment Process
The top-down investment process starts with an annual secular forum at which PIMCO develops a 3- to 5-year outlook for the global economy and interest rates. This helps set the basic portfolio parameters. The manager focuses on duration management and manages yield curve exposure based on the firm’s outlook for real yields. Although the Fund is mainly invested in U.S. Treasury-Inflation Protection Securities (TIPS), sector rotation allows the manager to invest in other areas where he finds value on an inflation-adjusted basis.

Past performance is no guarantee of future results. The Fund may invest up to 20% in securities denominated in foreign securities, which may entail greater risk due to foreign economic and political developments. This Fund may invest up to 10% in high-yield (lower-rated) securities, which generally involves greater risk to principal than investment in higher-rated securities. Please see page 36 for additional information.

09.30.02 I PIMCO Bond Funds Semi-Annual Report	25

A NATIONAL SHORT DURATION TAX-EXEMPT BOND FUND

PIMCO Short-Duration Municipal Income Fund

OBJECTIVE:	PORTFOLIO:	DURATION RANGE:
Seeks high current income exempt from Federal income tax, consistent with preservation of capital.	Short and intermediate maturity municipal securities (exempt from Federal income tax). FUND INCEPTION DATE: 8/31/99	0–3 years TOTAL NET ASSETS: $193.7 million PORTFOLIO MANAGER: Mark McCray

Mark McCray
Fund Manager

Mr. McCray is responsible for municipal bond portfolios at PIMCO. Previously Co-Head of Municipal Bond Trading at Goldman Sachs & Co., he has over 10 years of investment experience.

“After-tax yields remain attractive among municipals.”

Fund trailed its Benchmark
For the six-month period ended September 30, 2002, the Fund’s Class D shares returned a respectable 1.56%. Still, the Fund underperformed both the Lehman Brothers 1-Year Municipal Bond Index and the Lipper Short Municipal Debt Fund Average, which returned 2.64% and 2.91% respectively.

Heightened investor demand augmented short-term muni market
Municipal bonds benefited from a “flight to quality,” as anxious investors reacted to falling equity prices and news of accounting and corporate governance scandals. Shorter-term municipal bonds rallied when it began to seem increasingly unlikely to investors that the Fed would raise rates in 2002. Short-term municipal yields fell by up to 40 basis points. Because Treasury yields typically decline more than municipals during bond market rallies, shorter-term munis underperformed similar-maturity treasuries on a pre-tax basis.

Extended duration contributed to results for the past six months
The Fund’s longer-than-benchmark duration positioning helped relative performance as yields fell across the curve. As the period progressed, broader-than-index yield curve positioning contributed to returns due to the curve’s steepness. However, interest rate hedging strategies hindered the Fund’s performance as interest rates declined; and, in addition, exposure to short-term revenue bonds, including healthcare and education issues, hurt returns early in the period when credit premiums on these issues widened.

Demand for short-term muni bonds could continue in the near future
Although lagging tax revenues resulting from a slow-paced economic recovery could challenge municipal credits, demand will likely remain strong as investors are likely to continue to seek the attractive after-tax yield potential and relative stability of municipal bonds.

In this environment, we intend to keep duration modestly extended, and we expect to continue to take prudent credit risk in order to achieve yields greater than those of money market funds. Holding broader-than-benchmark maturities should help us to pick up substantial yield with minimal increase in price volatility. We hope to enhance portfolio yield and diversification through allocations to high quality revenue bonds. Because weak economic and fiscal circumstances could cause premiums on lower quality issues to rise, we intend to maintain high average credit quality.

26	PIMCO Bond Funds Semi-Annual Report I 09.30.02

PIMCO Short-Duration Muni. Income Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN    For periods ended 9/30/02

	6 months	1 year	3 year	5 year	10 year	Inception (8/31/99)

PIMCO Short Duration Municipal Income Fund Class D Shares	1.56%	2.92%	4.31%	—	—	4.28%

Lehman Brothers 1-Year Municipal Bond Index	2.64%	3.92%	4.95%	—	—	—

Lipper Short Municipal Debt Fund Average	2.91%	3.73%	4.64%	—	—	—

MATURITY PROFILE		SECTOR BREAKDOWN		QUALITY BREAKDOWN

Less than 1 year	58%	Municipal Bonds & Notes	93.3%	AAA	63.4%

1–5 years	42%	Short-Term Instruments	6.7%	AA	28.7%

Duration	2.0 years			A	5.3%

				BBB	2.6%

CHANGE IN VALUE    For periods ended 9/30/02

Investment Process
The top-down investment process starts with an annual secular forum at which PIMCO develops a 3- to 5-year outlook for the global economy and interest rates. This helps set the basic portfolio parameters. Rather than stretch for maximum yield, PIMCO’s municipal bond team seeks to maximize after-tax total return. The portfolio is scrutinized using a process that models the potential changes in yield and price as the underlying variables of the overall municipal marketplace change.

Past performance is no guarantee of future results. The Fund invests at least 80% of its assets in debt securities exempt from federal income tax. The Fund may not invest in high yield (lower-rated) securities. The Fund may at times invest in derivatives and mortgage-related securities. The Fund may invest more than 25% of its assets in bond issuers of California and New York. The Fund may realize gains and shareholders will incur a tax liability from time to time. Income from the Fund is subject to state and local taxes and may at times be subject to the alternative minimum tax. Please see page 36 for additional information.

09.30.02 I PIMCO Bond Funds Semi-Annual Report	27

A SHORT DURATION BOND FUND

PIMCO Short-Term Fund

OBJECTIVE:	DURATION RANGE:	TOTAL NET ASSETS:
Seeks maximum current income, consistent with preservation of capital and daily liquidity.	0–1 year	$2.8 billion
	FUND INCEPTION DATE:	PORTFOLIO MANAGER:
	10/07/87	Paul McCulley
PORTFOLIO:
Money market instruments and short maturity fixed income securities.

Paul McCulley
Fund Manager

Mr. McCulley is Managing Director responsible for supervising short-term investment strategies at PIMCO. He has 20 years of investment experience.

“Should economic growth continue to be sluggish, the Federal Reserve could be inclined to ease further.”

Fund slightly trailed its benchmark for the period
PIMCO Short-Term Fund Class D shares returned 0.77% in the past six months, trailing both the Lipper Ultra-Short Obligations Fund Average and the Salomon Brothers 3-Month Treasury Bill Index, which returned 1.57% and 0.87%, respectively, over the same time period.

Investors favored Treasuries as corporate woes infected the markets
Most bonds gained during the period as investors sought safety amid turbulent financial markets. Treasuries were by far the best-performing sector of the bond market, with yields falling to their lowest levels in 40 years. Corporate bonds lagged Treasuries as the economic environment and a stream of bad news from high profile issuers reinforced investor risk aversion. Although the corporate sector took steps to trim costs and boost cash flow, such efforts did very little to reassure corporate bond investors. The U.S. economy experienced modest economic growth during the period, driven mainly by the consumer and housing sectors.

Sector strategy had mixed results
Within this environment, the Fund’s above-benchmark duration boosted returns as interest rates fell during the period. Our emphasis on mortgages was modestly positive, since the Fund was able to capture attractive yields that offset market volatility. Asset-backed bonds also contributed to returns as investors sought their strong collateral protection and premium yields. Still, the Fund’s corporate exposure, especially in the energy/pipeline and telecom sectors, detracted from returns amid concerns over weak profits and credit rating downgrades. An allocation to emerging market bonds also hurt returns as uncertainty surrounding Brazil’s presidential election and general investor risk aversion impacted the sector.

Fund will seek opportunities for incremental yield
We expect the U.S. recovery to continue, albeit at a modest pace, bolstered by the consumer and housing sectors and with interest rates range bound around current levels. Given this environment, we plan to maintain modestly extended duration to take advantage of incremental yield among (relatively) longer-term securities. Mortgages remain a focus given their attractive yields and strong credit profiles. Finally, we will look to selectively add short-maturity corporate issues; we anticipate that this sector could benefit as corporate balance sheets improve and lenders’ appetite for risk is restored.

28	PIMCO Bond Funds Semi-Annual Report I 09.30.02

PIMCO Short-Term Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN    For periods ended 9/30/02

	6 months	1 year	3 year	5 year	10 year	Inception (10/7/87)

PIMCO Short-Term Fund Class D Shares	0.77%	1.80%	4.91%	4.99%	5.27%	5.87%

Salomon Brothers 3-Month Treasury Bill Index	0.87%	1.97%	4.19%	4.49%	4.55%	—

Lipper Ultra-Short Obligations Fund Average	1.57%	2.50%	5.03%	5.04%	4.93%	—

MATURITY PROFILE		SECTOR BREAKDOWN		QUALITY BREAKDOWN
Less than 1 year	91%	Corporate Bonds & Notes	45.3%	AAA	52.0%

1–5 years	7%	Short-Term Instruments	28.7%	AA	1.2%

10–20 years	2%	Mortgage-Backed Securities	19.9%	A	22.2%

Duration	0.8 years	Other	6.1%	BBB	20.4%

				BB	3.1%

				B	0.9%

				CCC	0.1%

				C	0.1%

CHANGE IN VALUE    For periods ended 9/30/02

Investment Process
The top-down investment process starts with an annual secular forum at which PIMCO develops a 3- to 5-year outlook for the global economy and interest rates. This helps set the basic portfolio parameters. The Fund then employs a variety of value-added strategies geared to enhance yield, including duration extension, credit quality positioning, cost-effective trading and investment in an expanded set of financial instruments.

Past performance is no guarantee of future results. The Fund may invest up to 5% in securities denominated in foreign currencies, which may entail greater risk due to foreign economic and political developments. This Fund may invest 10% in high-yield, lower-rated securities which generally involves greater risk to principal than investment in higher-rated securities. Please see page 36 for additional information.

09.30.02 I PIMCO Bond Funds Semi-Annual Report	29

AN ENHANCED INDEX STOCK FUND

PIMCO StocksPLUS Fund

OBJECTIVE:	DURATION RANGE:	TOTAL NET ASSETS:
Seeks total return which exceeds that of the S&P 500. PORTFOLIO: S&P 500 stock index derivatives backed by a portfolio of short-term fixed income securities.	0–1 year FUND INCEPTION DATE: 5/13/93	$690.4 million PORTFOLIO MANAGER: Bill Gross

Bill Gross
Fund Manager

Managing Director and co-founder of PIMCO, Mr. Gross is widely regarded as the world’s foremost fixed income authority. He has over 30 years of investment experience. In recognition of his investment skill, Morningstar named Mr. Gross and the PIMCO bond team “Fixed Income Manager of the Year” for 1998 and 2000.

“We plan to maintain a modestly extended duration to capture opportunities for additional yield.”

Fund outpaced S&P 500 Index during a difficult period
For the six-month period ended September 30, 2002, the PIMCO StocksPLUS Fund’s Class D shares returned –27.69%, outperforming the –28.36% return of the S&P 500 Index and the –27.94% return of the Lipper Large-Cap Core Fund Average. These results were consistent with the Fund’s objective of providing incremental returns above the performance of the Index.

Stocks fell substantially as investors favored bonds
The U.S. financial markets were extremely volatile during the past six months, as investors worried about the state of the economy, corporate accounting and governance practices and heightened geopolitical conflict. Treasuries rallied during the period as investors gravitated to safer assets. Conversely, equity markets suffered significant weakness, with the S&P 500 Index falling over 28% during the period. The U.S. economy grew at a moderate pace, as low mortgage rates, zero interest car loans, and rising real wages helped fuel consumer spending.

Bond portfolio’s extended duration helped results
The Fund’s longer duration in the short-term bond portfolio backing the equity exposure was positive for performance as interest rates fell. Holdings of mortgage-backed securities and corporate bonds provided incremental yield, but suffered price erosion amid market volatility. Rising prepayment speeds adversely impacted the mortgage sector, while earnings concerns and credit downgrades plagued corporates. Of course, the steep decline of the S&P 500 Index had the greatest impact on the portfolio’s overall returns.

Moderate U.S. recovery should continue
We expect the U.S. economy to continue its modest recovery, driven by the consumer and housing sectors. While a potential war with Iraq would likely be damaging at first, U.S. monetary and fiscal policy should help counter any economic impact. Given an environment of mild growth, interest rates should stay range-bound around current levels. With this forecast in mind, we plan to maintain a modestly extended duration to capture opportunities for additional yield. We intend to keep a slight exposure to intermediate maturities to take advantage of attractive income found in the steeper portion of the yield curve. Finally, we plan to continue our emphasis on mortgages, as the incremental yield offered by these issues should help offset duration extension risk if interest rates rise.

30	PIMCO Bond Funds Semi-Annual Report I 09.30.02

PIMCO StocksPLUS Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN    For periods ended 9/30/02

	6 months	1 year	3 year	5 year	10 year	Inception (12/31/97)

PIMCO StocksPLUS Fund Class D Shares	–27.69%	–19.84%	–12.72%	–1.83%	—	9.01%

S&P 500 Index	–28.36%	–20.48%	–12.89%	–1.63%	—	—

Lipper Large-Cap Core Fund Average	–27.94%	–20.41%	–12.79%	–2.88%	—	—

MATURITY PROFILE		SECTOR BREAKDOWN		QUALITY BREAKDOWN

Less than 1 year	72%	Mortgage-Backed Securities	35.3%	AAA	67.6%

1–5 years	23%	Short-Term Instruments	26.4%	AA	2.9%

10–20 years	5%	Corporate Bonds & Notes	24.2%	A	16.1%

Duration	0.8 years	Asset-Backed Securities	6.3%	BBB	9.9%

		Other	7.8%	BB	2.0%

				B	1.5%

CHANGE IN VALUE    For periods ended 9/30/02

Investment Process
Taking an innovative approach, the Fund combines a non-leveraged position in S&P 500 Index futures with an actively managed, short duration fixed-income portfolio. In doing so, the Fund seeks to capture the performance of the S&P 500 Index plus an incremental return based on the fixed income component. The manager adds value primarily through duration management, credit risk management and investment in a variety of high quality, short-term securities.

Past performance is no guarantee of future results. This Fund invests substantially all of its assets in S&P 500 derivatives, backed by a portfolio of Fixed Income Instruments. The Fund may invest up to 20% in securities denominated in foreign currencies, which may entail greater risk due to foreign economic and political developments. The Fund may invest up to 10% in high-yield (lower-rated) securities, which generally involves greater risk to principal than investment in higher-rated securities. The Fund may at times invest in derivatives and mortgage related securities. Please see page 36 for additional information.

09.30.02 I PIMCO Bond Funds Semi-Annual Report	31

A STOCK AND BOND FUND

PIMCO Strategic Balanced Fund

OBJECTIVE:	DURATION RANGE (OF UNDERLYING FUNDS): 0–6 years	TOTAL NET ASSETS:
Seeks maximum total return consistent with preservation of capital and prudent investment management.		$51.1 million
	FUND INCEPTION DATE:	PORTFOLIO MANAGER:
PORTFOLIO:	6/28/96	Bill Gross
45–75% PIMCO StocksPLUS Fund;
25–55% PIMCO Total Return Fund.

Bill Gross
Fund Manager

Managing Director and co-founder of PIMCO, Mr. Gross is widely regarded as the world’s foremost fixed income authority. He has over 30 years of investment experience. In recognition of his investment skill, Morningstar named Mr. Gross and the PIMCO bond team “Fixed Income Manager of the Year” for 1998 and 2000.

“We expect the modest U.S. economic recovery to continue, bolstered by the consumer and housing sectors.”

Fund performed in line with its benchmark
PIMCO Strategic Balanced Fund’s Class D shares returned –14.99% for the past six months, outperforming the –15.69% return for the Lipper Balanced Fund Average. The Fund slightly under-performed its benchmark, a 60%/40% blend of the S&P 500 Index and Lehman Brothers Aggregate Bond Index (LBAG), which returned –15.03% for the same period.

Stock and bond returns were polarized
Stocks and bonds experienced drastically different returns during the period. Investor concerns over sluggish economic growth, corporate governance and accounting malfeasances and heightened geopolitical risk fueled a flight to safety. As investors favored the stability of higher quality assets, equity markets fell sharply and bond prices surged. Treasuries were the top-performing sector of the bond market, followed by mortgages. For the period, the S&P 500 Index fell –28.36% while the LBAG rose 8.45%.

Extended duration was an overall positive
The enhanced index equity portion of the portfolio, consisting of PIMCO StocksPLUS Fund, outperformed the S&P 500 Index due to an above-benchmark duration, which boosted performance as interest rates fell. The fixed income portion of the portfolio, comprised of PIMCO Total Return Fund, benefited from similar positioning. However, widening mortgage spreads in the bonds backing the enhanced index equity portion detracted from performance. Exposure to corporate bonds in the fixed-income portion also hurt returns, as credit downgrades and corporate earnings uncertainty punished the sector.

Muted U.S. recovery should continue
Looking ahead, we expect the modest U.S. economic recovery to continue, bolstered by the consumer and housing sectors. While a potential war with Iraq could cause an initial shock to business and consumer confidence, we believe that U.S. fiscal and monetary stimulus could help mitigate any impact. Muted economic growth should constrain any upward pressure on interest rates, causing them to be range-bound around current levels. Given this forecast, we intend to maintain modestly extended duration within the enhanced index equity portion to pick up incremental yield. Exposure to mortgages should complement this strategy, as the attractive yields offered by these securities more than compensate for duration risk should interest rates rise. Within the fixed income portion, we plan to target duration near the benchmark while seeking to add value by capturing attractive, high quality yield in non-Treasury sectors.

32	PIMCO Bond Funds Semi-Annual Report I 09.30.02

PIMCO Strategic Balanced Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN    For periods ended 9/30/02

	6 months	1 year	3 year	5 year	10 year	Inception (12/31/97)
PIMCO Strategic Balanced Fund Class D Shares	–14.99%	–8.92%	–4.24%	1.94%	—	6.22%

60% S&P 500 Index and 40% Lehman Brothers Aggregate Bond Index	–15.03%	–9.36%	–4.06%	2.53%	—	—

S&P 500 Index	–28.36%	–20.48%	–12.89%	–1.63%	—	—

Lipper Balanced Fund Average	–15.69%	–9.93%	–3.97%	0.69%	—	—

FUND ALLOCATION

StocksPLUS Fund	57.0%

Total Return Fund	43.0%

CHANGE IN VALUE    For periods ended 9/30/02

Investment Process
The Strategic Balanced Fund seeks to provide broad exposure to both equity and fixed income classes. The Fund’s equity exposure is achieved by investment in the PIMCO StocksPLUS Fund and the fixed income exposure is obtained by investment in the PIMCO Total Return Fund. Allocation decisions are based on PIMCO’s consensus economic forecasts of business cycle phases.

Past performance is no guarantee of future results. The Portfolio’s investment performance depends on how its assets are allocated and reallocated among particular underlying Funds. The portfolio’s allocation among the underlying Funds will vary, the investment may be subject to any and all of the underlying Funds risks at different times and to different degrees. Please see page 36 for additional information.

09.30.02 I PIMCO Bond Funds Semi-Annual Report	33

A MORTGAGE-BACKED BOND FUND

PIMCO Total Return Mortgage Fund

OBJECTIVE:	DURATION RANGE:	TOTAL NET ASSETS:
Seeks maximum total return, consistent with preservation of capital and prudent investment management. PORTFOLIO: Short to intermediate maturity mortgage-related fixed income securities.	1–7 years FUND INCEPTION DATE: 7/31/97	$202.7 million PORTFOLIO MANAGER: Scott Simon

Scott Simon
Fund Manager

An acclaimed expert in his field, Mr. Simon is head of mortgage securities at PIMCO and is a senior member of its portfolio management and investment strategy groups. He has 19 years of investment experience.

“Yield-enhancing strategies should play a prominent role as we look to add value to the portfolio.”

Fund outperformed its benchmark and peer group
PIMCO Total Return Mortgage Fund Class D shares returned 6.48% for the six-month period ended September 30, 2002, outpacing both the Lehman Brothers Mortgage Index and the Lipper U.S. Mortgage Fund Average, which returned 6.23% and 6.16%, respectively.

Mortgages benefited from a flight to quality
Investors sought safety in high-quality assets during the reporting period, causing interest rates to fall among these issues. The mortgage-backed securities market performed well in this environment, although the asset class underperformed Treasuries on a risk-adjusted basis. Within the mortgage market, GNMAs outperformed their conventional (FNMA & FHLMC) counterparts as investors preferred the higher security offered by paper with an explicit government guarantee. Also, lower coupon bonds performed better than higher coupon issues due to slower prepayment rates.

Extended duration contributed to performance
Late in the period, slightly longer-than-benchmark duration added to returns as interest rates fell. Exposure to GNMA II Adjustable Rate Mortgages (ARMs) provided attractive yield despite their relatively short durations. Also, our strategy of buying mortgages in the forward market and investing the purchase amount at relatively high short-term rates added to returns. Our exposure to Collateralized Mortgage Obligations (CMOs) further aided results by augmenting portfolio yield while providing protection against rapid prepayment rates. An underweight position in 15-year pass through issues was negative for performance as heavy investor demand caused these issues to outperform.

Yield-enhancing strategies will remain our focus
Looking ahead, we expect the modest U.S. recovery to continue, the risk of deflation to be averted and interest rates to be range-bound. In this environment, yield-enhancing strategies should play a prominent role as we look to add value to the portfolio. We intend to target duration near the benchmark and anticipate emphasizing the short end of the yield curve, which will be less vulnerable to increasing interest rates than longer maturities. We continue to emphasize GNMA issues in the 30-year sector, due to their relatively attractive yields and explicit government guarantee. Also, we expect to favor the enhanced prepayment protection found in lower coupon mortgages. Finally, we plan to continue to hold small amounts of high quality CMOs to capitalize on crossover demand from investors wary of corporate bonds.

34	PIMCO Bond Funds Semi-Annual Report I 09.30.02

PIMCO Total Return Mortgage Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN    For periods ended 9/30/02

	6 months	1 year	3 year	5 year	10 year	Inception (12/31/97)

PIMCO Total Return Mortgage Fund Class D Shares	6.48%	8.09%	9.85%	8.14%	—	8.20%

Lehman Brothers Mortgage Index	6.23%	7.35%	9.01%	7.55%	—	—

Lipper U.S. Mortgage Fun d Average	6.16%	6.92%	8.26%	6.73%	—	—

MATURITY PROFILE		SECTOR BREAKDOWN		QUALITY BREAKDOWN

Less than 1 year	30%	Mortgage-Backed Securities	75.4%	AAA	98.1%

1–5 years	65%	Short-Term Instruments	17.2%	AA	1.9%

10–20 years	5%	Other	7.4%

Duration	1.5 years

CHANGE IN VALUE    For periods ended 9/30/02

Investment Process
The top-down investment process starts with an annual secular forum at which PIMCO develops a 3- to 5-year outlook for the global economy and interest rates. This helps set the basic portfolio parameters. The manager then seeks to add value primarily through interest rate strategies and by exploiting many areas of the mortgage market. PIMCO’s advanced proprietary analytics are critical to issue selection and risk management.

Past performance is no guarantee of future results. This Fund invests at least 80% of its assets in a diversified portfolio of mortgage-related fixed-income instruments, which may entail greater risk than a fully diversified fund. The Fund may invest in U.S. dollar-denominated securities of foreign issuers, which may entail greater risk due to foreign economic and political developments. The Fund may invest in derivative instruments. See page 36 for additional information.

09.30.02 I PIMCO Bond Funds Semi-Annual Report	35

Footnotes

Past performance is no guarantee of future results. Investment return will fluctuate and the value of an investor’s shares will fluctuate and may be worth more or less than original cost when redeemed. The average annual total return measures performance assuming that all dividend and capital gain distributions were reinvested. Returns shown do not reflect the deduction of taxes that a shareholder would pay (i) on fund distributions or (ii) the redemption of fund shares. Emerging Markets Bond, Global Bond II & Real Return Bond Fund Instl shares and retail shares commenced operations on the same day but for the rest of the PIMS Funds the returns represent the blended performance of the Fund’s D shares and the prior performance of the Fund’s Institutional shares, adjusted, as necessary, to reflect retail share current sales charges and different operating expenses. The D shares were first offered in April 1998 for the PIMS Funds except CA Intermediate Municipal, NY Municipal and Short Duration D on 1/00 , CA Muni D on 5/00, NY Municipal D on 1/00, Convertible and Emerging Markets D on 3/00, GNMA D on 5/01. The credit quality of the investment in the portfolio does not apply to the stability or safety of the fund. Duration is a measure of the Fund’s price sensitivity expressed in years. The Growth of $10,000 does include the effect of the maximum initial sales charge only associated with class A shares. Savings accounts & CD’s are guaranteed as to repayment of principal and interest by an agency of the US government. However, the investment return and principal value of bonds and bond funds will fluctuate. The Lipper Averages are calculated by Lipper, Inc. It is the total return performance average of funds that are tracked by Lipper that have the same Fund Classification. Lipper does not take into account sales charges. The GNMA Lipper Rankings are based on the oldest share class, Institutional shares. Class D shares were first offered 5/01 and have not yet been ranked by Lipper. Lehman CA Intermediate Index is an unmanaged index comprised of California Municipal Bond issues with a maturity range of 5-10 Years. The Lehman Brothers CA Insured Municipal Index is an unmanaged index comprised of insured California Municipal Bond Issues. First Boston Convertible Bond Index is an unmanaged market index comprised of convertible bonds. J.P. Morgan Emerging Markets Bond Index tracks total returns for Brady Bonds. Countries covered are Argentina, Brazil, Bulgaria, Ecuador, Mexico, Nigeria, Panama, Peru, Poland and Venezuela. J.P. Morgan Non-U.S. (Hedged) is an unmanaged market index representative of the total return performance in U.S. dollars of major non-U.S. bond markets. J.P. Morgan Global (Hedged) is an unmanaged market index representative of the total return performance in U.S. dollars on a hedged basis of major world bond markets. Lehman Intermediate BB High Yield is an unmanaged market index comprised of various fixed income securities rated BB. Lehman Long Term Treasury is an unmanaged index comprised of various fixed income maturities greater than 10 years. Merrill Lynch 1-3 Yr Treasury Bill Index is an unmanaged market index made up of U.S. Treasury issues with maturities from 1-3 years. Salomon 3-month T-bill is an unmanaged index representing monthly return equivalents of yield averages of the last 3-month Treasury Bill issues. Lehman General Municipal is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one-year. Lehman NY Insured Muni is an unmanaged index comprised of insured New York Municipal Bond issues. Lehman Inflation Linked Treasury is an unmanaged market index comprised of all U.S. Inflation Linked Treasuries. S&P 500 Index is an unmanaged market index generally considered to be representative of the stock market as a whole. 60% S&P/ 40% LBAG is an unmanaged index comprised of 60% of the return of the S&P 500 Index and 40% of the Lehman Brothers Aggregate Bond Index. Lehman Aggregate Bond is an unmanaged market index representative of the U.S. Taxable fixed Income universe. Lehman Mortgage is an unmanaged market index representing fixed rate mortgage issued by GNMA, FNMA and FHLMC. It is not possible to invest directly in an unmanaged index. The funds also offer other share classes, which are subject to different fees and expenses (which may affect performance), have different minimum investment requirements and are entitled to different services. Information regarding such classes may be obtained by calling 1-888-87-PIMCO. An investment in a (the) fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. In addition, it is possible to lose money on investments in a (the) fund. For additional details on the Funds, contact your financial advisor to receive a current prospectus that contains more complete information, including charges and expenses. Please read the prospectus carefully before you invest or send money. PIMCO Advisors Distributors LLC, 2187 Atlantic Street, Stamford, CT, 06902, www.pimcoadvisors.com, 1-888-87-PIMCO.

36	PIMCO Bond Funds Semi-Annual Report I 09.30.02

Schedule of Investments
California Intermediate Municipal Bond Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

MUNICIPAL BONDS & NOTES 94.1%
California 77.8%
A B C California Unified School District General Obligation Bonds, (FGIC Insured), Series 2001
0.000% due 08/01/2030	$1,850	$454
0.000% due 08/01/2031	1,285	300
0.000% due 08/01/2032	1,965	436
0.000% due 08/01/2033	1,670	352
0.000% due 08/01/2034	1,755	352
Alameda, California Harbor Bay Business Park Assessment Revenue Bonds, Series 1998
5.500% due 09/02/2012	3,500	3,728
Anaheim, California Public Financing Authority Revenue Bonds, (AMBAC Insured), Series 1999
4.625% due 10/01/2027 (a)	150	163
Antioch, California Public Financing Authority Reassessment Revenue Bonds, Series 1998-B
5.500% due 09/02/2008	475	509
Association of Bay Area Governments Financing Authority for Non-Profit Corporations Revenue Bonds, (California Mtg. Insured), Series 2001
5.250% due 04/01/2026	2,000	2,089
Bay Area Toll Authority California Toll Bridge Revenue Bonds, Series 2001
1.550% due 04/01/2029 (a)	400	400
California Educational Facilities Authority Revenue Bonds, Series 1997-A
5.700% due 10/01/2015	135	158
California Health Facilities Financing Authority Revenue Bonds, (CA MTG Insured), Series 2000
5.000% due 09/01/2010	350	388
California Housing Financial Agency Revenue Bonds, (AMBAC FHA Insured), Series 1996
5.950% due 02/01/2011	100	109
California Infrastructure & Economic Development Bank Insured Revenue Bonds, Series 2002
1.950% due 04/01/2042 (a)	1,000	1,000
California Pollution Control Financing Authority Revenue Bonds, Series 1999-A
4.500% due 08/01/2003	150	154
California State General Obligation Bonds, (FGIC Insured), Series 1997
5.000% due 10/01/2004	325	348
California State General Obligation Bonds, (MBIA Insured), Series 1991
6.600% due 02/01/2011	1,000	1,248
California State General Obligation Bonds, (MBIA Insured), Series 1992
7.500% due 10/01/2007	400	498
California State General Obligation Bonds, Series 1991
6.500% due 09/01/2010	1,730	2,109
California State General Obligation Bonds, Series 1997-BL
5.300% due 12/01/2012	400	423
California State General Obligation Bonds, Series 2000
5.250% due 03/01/2005	100	108
5.250% due 03/01/2013	300	337
5.700% due 12/01/2032	250	258
California State General Obligation Bonds, Series 2002
5.250% due 04/01/2030	3,000	3,175
California State Inverse-Floater Bonds, Series 1992
10.850% due 09/01/2012 (a)	5,000	7,400
California State Public Works Board Lease Revenue Bonds, Series 1994-A
6.375% due 11/01/2014	500	561
California Statewide Communities Development Authority Apartment Development Revenue Bonds, Series 1998-A-3
5.100% due 05/15/2025	2,000	2,133
California Statewide Communities Development Authority Certificates of Participation Bonds, Series 1994
6.500% due 07/01/2015	1,000	1,110
California Statewide Communities Development Authority Revenue Bonds, (CA Mortgage Insured), Series 2001
5.000% due 10/01/2018	2,000	2,115
California Statewide Communities Development Authority Revenue Bonds, Series 2002
5.500% due 08/15/2034	1,000	1,037
6.750% due 07/01/2032 (b)	2,705	2,807
California Statewide Financing Authority Tobacco Settlement Revenue Bonds, Series 2002
4.600% due 05/01/2012	1,030	1,054
California Tobacco Securitization Agency Revenue Bonds, Series 2002
6.125% due 06/01/2043	1,000	1,022
Capistrano, California Unified School District Community Facilities Special Tax Bonds, Series 1997
7.100% due 09/01/2021	1,950	2,354
Capistrano, California Unified School District Community Facilities Special Tax Bonds, Series 1999
5.700% due 09/01/2020	1,500	1,546
Chico, California Public Financing Authority Revenue Bonds, (FSA Insured), Series 1996
5.200% due 04/01/2011	485	523
Chula Vista, California Special Tax Bonds, Series 2000-1
6.350% due 09/01/2017	230	248
6.400% due 09/01/2018	120	128
Corona, California Community Facilities District Special Tax Bonds, Series 1998
5.875% due 09/01/2023	1,000	1,038
East Bay, California Municipal Utility District Wastewater Treatment System Revenue Bonds, (AMBAC Insured), Series 1993
9.170% due 06/01/2020 (a)	6,000	6,443

See accompanying notes I 09.30.02 I PIMCO Funds Semi-Annual Report	37

Schedule of Investments (Cont.)
California Intermediate Municipal Bond Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

East Bay, California Municipal Utility District Water System Revenue Bonds, (MBIA Insured), Series 1993
9.070% due 06/01/2013 (a)	$3,450	$3,728
Elsinore Valley, California Municipal Water District Certificates of Participation Bonds, (FGIC Insured), Series 2000
1.550% due 07/01/2029 (a)	1,000	1,000
Evergreen, California School District General Obligation Bonds, (FGIC Insured), Series 2000-C
10.000% due 09/01/2005	465	576
10.000% due 09/01/2006	380	496
Foothill Eastern Transportation Corridor Agency California Toll Road Revenue Bonds, (MBIA-IBC Insured), Series 1999
5.875% due 01/15/2027	2,500	1,828
Foothill Eastern Transportation Corridor Agency California Toll Road Revenue Bonds, Series 1995
0.000% due 01/01/2026	1,000	319
Fresno, California Special Tax Bonds, Series 1998
4.750% due 09/01/2005	885	894
Healdsburg, California Community Redevelopment Agency Tax Allocation Bonds, (MBIA Insured), Series 2002
5.000% due 08/01/2022	2,530	2,671
Irvine Ranch California Water District General Obligation Bonds, (Helaba Insured), Series 1985
2.000% due 10/01/2009 (a)	1,200	1,200
Irvine Ranch, California Water District General Obligation Bonds, Series 1989
1.450% due 06/01/2015 (a)	800	800
Irvine Ranch, California Water District Revenue Bonds, Series 1993
1.700% due 05/01/2009 (a)	500	500
Irvine, California Import Bond Act of 1915 Special Assessment Bonds, Series 1998
1.550% due 09/02/2023 (a)	1,500	1,500
Irvine, California Improvement Bond Act of 1915 Special Assessment Bonds, (KBC Bank N.V. Insured), Series 1999
1.850% due 09/02/2024 (a)	669	669
Long Beach, California Harbor Revenue Bonds, (MBIA Insured), Series 1995
6.500% due 05/15/2005	220	246
Long Beach, California Harbor Revenue Bonds, Series 1993
4.700% due 05/15/2004	150	157
Los Altos, California School District General Obligation Bonds, Series 2001
5.000% due 08/01/2016	200	219
Los Angeles County, California Transportation Commission Certificate of Participation Bonds, Series 1992-B
6.250% due 07/01/2004	500	516
Los Angeles, California Community Redevelopment Agency Certificates of Participation Bonds, Series1984
7.550% due 11/01/2008	365	389
Los Angeles, California Department of Water & Power Revenue Bonds, (MBIA Insured), Series 2001
5.250% due 07/01/2013	1,500	1,727
Los Angeles, California Department of Water & Power Revenue Bonds, (SPA-Dexia Public Finance Insured), Series 2001
1.550% due 07/01/2035 (a)	5,300	5,300
Los Angeles, California General Obligation Bonds, Series 2002
4.000% due 09/01/2012	2,525	2,706
Los Angeles, California State Building Authority Lease Revenue Bonds, Series 1999-A
4.600% due 10/01/2007	150	167
Los Angeles, California Unified School District General Obligation Bonds, (MBIA Insured), Series 1999-C
4.750% due 07/01/2010	30	34
Lucia Mar Unified School District, California General Obligation Bonds, (FSA Insured), Series 2002
5.000% due 08/01/2022	1,215	1,288
Manhattan Beach, California Unified School District General Obligation Bonds, (FGIC Insured), Series 2002
0.000% due 09/01/2025	1,400	445
Metropolitan Water District Southern California General Obligation Bonds, Series 1993-A1
7.250% due 03/01/2007	150	183
Metropolitan Water District Southern California Revenue Bonds, (SPA-Westdeutsche Landesbank Insured), Series 2000
1.800% due 07/01/2035 (a)	1,250	1,250
Metropolitan Water District Southern California Revenue Bonds, Series 1993
9.062% due 10/30/2020 (a)	600	659
Metropolitan Water District Southern California Waterworks Revenue Bonds, (Lloyds TSB Bank PLC Insured), Series 2001
1.950% due 07/01/2036 (a)	1,200	1,200
Murrieta Valley, California Unified School District Special Tax Bonds, (Keybank N.A. Insured), Series 2001
6.350% due 09/01/2025	580	593
6.400% due 09/01/2031	700	715
Newport Beach, California Revenue Bonds, Series 1992
1.480% due 10/01/2022 (a)	1,500	1,500
Oakland-Alameda County, California Coliseum Authority Lease Revenue Bonds, Series 2000
1.450% due 02/01/2025 (a)	200	200

38	PIMCO Funds Semi-Annual Report I 09.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

Orange County, California Community Facilities District Special Tax Bonds, Series 2000
5.600% due 08/15/2011	$455	$479
5.700% due 08/15/2012	485	508
5.800% due 08/15/2013	600	627
6.200% due 08/15/2018	1,025	1,068
Orange County, California Local Transportation Authority Sales Tax Revenue Bonds, (AMBAC-TCRS Insured), Series 1992
6.200% due 02/14/2011	3,250	3,984
Orange County, California Revenue Bonds, (MBIA Insured), Series 1995-A
6.000% due 06/01/2010	1,000	1,210
Orange County, California Sanitation District Certificates of Participation Bonds, (SPA-Dexia Public Finance Bank Insured), Series 2000
1.850% due 08/01/2029 (a)	1,580	1,580
Orange County, California Sanitation District Certificates of Participation Bonds, (SPA-DEXIA Public Finance Insured), Series 2000
1.850% due 08/01/2030 (a)	1,090	1,090
Orange County, California Sanitation Districts Certificates of Participation Bonds, (AMBAC Go of Dist Insured), Series 1993
1.850% due 08/01/2016 (a)	1,200	1,200
Orange County, California Special Financing Authority Teeter Plan Revenue Bonds, Series 1995
1.550% due 11/01/2014 (a)	1,300	1,300
1.550% due 11/01/2014 (a)	3,200	3,200
Orange County, California State Pipeline Financing Authority Teeter Plan Revenue Bonds, Series 1995 xxx% due 11/01/2014
1.550% due 11/01/2014 (a)	2,800	2,800
Oxnard, California Improvement Bond Act 1915 Special Assessment Bonds, Series 1997
5.500% due 09/02/2004	1,175	1,217
Pacific Housing & Finance Agency, California Revenue Bonds, (MBIA Insured), Series 1999
4.625% due 12/01/2004	250	258
Pleasant Valley, California School District Ventura County General Obligation Bonds, (MBIA Insured), Series 2002
5.850% due 08/01/2031	2,500	3,047
Port of Oakland, California Revenue Bonds, (FGIC Insured), Series 2000
5.500% due 11/01/2009	500	580
Redding, California Electric System Revenue Certificates of Participation, (FGIC Insured), Series 1993
5.684% due 06/28/2019	500	518
Riverside County, California Asset Leasing Corp. Revenue Bonds, (MBIA Insured), Series 2000
5.200% due 11/01/2010	250	293
Sacramento, California Municipal Utility District Revenue Bonds, Series 1983-M
9.000% due 04/01/2013	960	1,311
San Bernardino County, California Certificates of Participation Bonds, (MBIA Insured), Series 2002
5.000% due 07/01/2015	2,365	2,696
San Diego, California Unified School District General Obligation Bonds, (FSA Insured), Series 2001
5.000% due 07/01/2026	1,000	1,050
San Francisco, California City & County Airport Commission International Airport Revenue Bonds, (FGIC Insured), Series 1996-12-A
5.625% due 05/01/2005	400	438
San Francisco, California City & County Airport Commission International Airport Revenue Bonds, (FSA Insured), Series 1998-16A
5.500% due 05/01/2015	300	334
San Francisco, California City & County Airport Commission International Airport Revenue Bonds, (MBIA Insured), Series 1996-14A
8.000% due 05/01/2005	500	574
San Jose, California Multifamily Housing Revenue Bonds, (Bay View Bank & Federal Home Loan Bank Insured), Series 1999
4.950% due 06/01/2039	990	1,082
San Jose, California Redevelopment Agency Tax Allocation Bonds, (MBIA Insured), Series 1993
6.000% due 08/01/2010	600	728
San Jose, California Redevelopment Agency Tax Allocation Bonds, (MBIA Insured), Series 2002
5.000% due 08/01/2022	2,000	2,102
San Pablo, California Redevelopment Agency Revenue Bonds, Series 1979
8.000% due 10/01/2011	130	156
Santa Margarita/Dana Point Authority, California Revenue Bonds, (MBIA Insured), Series 1994-A
7.250% due 08/01/2006	150	180
South Tahoe, California Joint Powers Financing Authority Revenue Bonds, Series 1999-A
7.300% due 10/01/2007	150	158
Stockton, California Certificates of Participation, Series 1999
4.750% due 08/01/2006	120	131
Tulare County, California Certificates of Participation Bonds, (MBIA Insured), Series 1998
5.000% due 08/15/2013	3,225	3,722
West Sacramento, California Financing Authority Revenue Bonds, (FGIC Insured), Series 2002
5.000% due 08/01/2032	2,675	2,824

		128,735

Illinois 0.9%
Illinois Educational Facilities Authority Revenue Bonds, Series 1993
9.620% due 07/01/2012 (a)	1,400	1,491

Louisiana 1.1%
Louisiana Tobacco Settlement Financing Corporate Revenue Bonds, Series 2001
5.875% due 05/15/2039	2,000	1,892

See accompanying notes I 09.30.02 I PIMCO Funds Semi-Annual Report	39

Schedule of Investments (Cont.)
California Intermediate Municipal Bond Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

New Hampshire 1.9%
New Hampshire Health & Educational Facilities Authority Revenue Bonds, (AMBAC Insured), Series 2002
5.250% due 07/01/2014	$2,690	$3,054

New Jersey 1.7%
New Jersey Economic Development Authority Revenue Bonds, Series 1998
6.375% due 04/01/2031	2,000	2,508
6.800% due 04/01/2018	250	269

		2,777

Puerto Rico 7.5%
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue Bonds, (FSA Surety Bond Insured), Series 1985-A
9.000% due 07/01/2009	3,835	4,451
Puerto Rico Commonwealth General Obligation Bonds, (MBIA Insured), Series 1995
5.200% due 07/01/2006	410	456
Puerto Rico Commonwealth Highway & Transportation Authority Highway Revenue Bonds, Series 1993-X
5.200% due 07/01/2003	500	514
5.350% due 07/01/2005	5,000	5,218
Puerto Rico Commonwealth Infrastructure Financing Authority Revenue Bonds, (AMBAC Insured), Series 1998-A
5.250% due 07/01/2010	150	170
Puerto Rico Electric Power Authority Revenue Bonds, Series 1995-X
6.125% due 07/01/2021	500	571
Puerto Rico Industrial Tourist Educational, Medical & Environmental Control Facilities Revenue Bonds, Series 2000
5.300% due 11/15/2005	250	271
Puerto Rico Industrial Tourist Environmental Central Facilities Revenue Bonds, Series 2000
5.300% due 11/15/2004	150	160
Puerto Rico Public Finance Corp. Revenue Bonds, (AMBAC Insured), Series 1998-A
5.000% due 06/01/2007	500	560

		12,371

Texas 0.2%
Arlington, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2000
7.940% due 02/15/2024 (a)	250	260

Virgin Islands 3.0%
Virgin Islands Public Finance Authority Revenue Bonds, Series 1998-C
5.500% due 10/01/2007	1,500	1,654
5.500% due 10/01/2008	3,000	3,317

		4,971

Total Municipal Bonds & Notes (Cost $146,355)		155,551

SHORT-TERM INSTRUMENTS 3.1%
Commercial Paper 0.1%
Fannie Mae
1.730% due 11/29/2002 (c)	200	199

Money Market Fund 2.9%
Reich & Tang New York Money Market
1.010% due 10/01/2002	4,769	4,769

U.S. Treasury Bills 0.1%
1.590% due 11/14/2002 (c)(d)	235	235

Total Short-Term Instruments (Cost $5,203)		5,203

Total Investments 97.2% (Cost $151,558)		$160,754
Other Assets and Liabilities (Net) 2.8%		4,632

Net Assets 100.0%		$165,386

Notes to Schedule of Investments (amounts in thousands):

(a)	Variable rate security. The rate listed is as of September 30, 2002.

(b)	Restricted security.

(c)	Securities with an aggregate market value of $434 have been segregated with the custodian to cover margin requirements for the following open futures contracts at September 30, 2002:

Type	# of Contracts	Unrealized (Depreciation)

U.S. Treasury 30 Year Bond (12/2002)	122	$(419)

(d)	Securities are grouped by coupon or range of coupons and represent a range of maturities.

40	PIMCO Funds Semi-Annual Report I 09.30.02 I See accompanying notes

Schedule of Investments
California Municipal Bond Fund
September 30, 2002 (Unaudited)
	Principal Amount (000s)	Value (000s)

MUNICIPAL BONDS & NOTES 95.4%
California 82.3%
Anaheim, California Public Financing Authority Revenue Bonds, (FSA Insured), Series 2002
3.900% due 10/01/2012	$500	$532
California Infrastructure & Economic Development Bank Insured Revenue Bonds, Series 2002
1.450% due 04/01/2042 (a)	400	400
California State Department Water Center Revenue Bonds, Series 1993
8.375% due 12/01/2003	150	162
California State General Obligation Bonds, Series 2001
5.125% due 03/01/2031	625	650
California State Inverse-Floater Bonds, Series 1992
11.044% due 09/01/2012 (a)	500	740
California Statewide Communities Development Authority Revenue Bonds, Series 2001
5.125% due 10/01/2030	400	412
California Statewide Communities Development Authority Revenue Bonds, Series 2002
6.750% due 07/01/2032 (b)	400	415
California Statewide Tobacco Settlement Financing Authority Revenue Bonds, Series 2002
4.875% due 05/01/2014	295	303
Capistrano, California Unified School District Community Facilities Special Tax Bonds, Series 1999
5.700% due 09/01/2020	400	412
Chula Vista, California Special Tax Bonds, Series 2000-1
6.400% due 09/01/2018	125	134
Corona, California Community Facilities District Special Tax Bonds, Series 1998
5.875% due 09/01/2023	150	156
East Bay, California Municipal Utility District Water System Revenue Bonds, (MBIA Insured), Series 1993
8.720% due 06/01/2013 (a)	400	432
Foothill Eastern Transportation Corridor Agency California Toll Road Revenue Bonds, (MBIA-IBC Insured), Series 1999
5.875% due 01/15/2027	500	366
Irvine Ranch California Water District Certificate Participation, (LOC-Toronto Dominion Bank Insured), Series 1986
1.500% due 08/01/2016	400	400
Irvine, California Import Bond Act of 1915 Special Assessment Bonds, Series 1998
1.450% due 09/02/2023 (a)	300	300
Irvine, California Improvement Bond Act of 1915 Special Assessment Bonds, (KBC Bank N.V. Insured), Series 1999
1.450% due 09/02/2024 (a)	278	278
Livermore, California Certificates of Participation Bonds, (AMBAC Insured), Series 2002
1.400% due 05/01/2027 (a)	300	300
Livermore-Amador Water Management Agency California Revenue Bonds, (AMBAC Insured), Series 2001
5.000% due 08/01/2031	200	209
Los Angeles County, California Transportation Commission Certificate of Participation Bonds, Series 1992-B
6.250% due 07/01/2004	500	516
Los Angeles, California Department of Water & Power Revenue Bonds, (SPA-Dexia Public Finance Insured), Series 2001
1.400% due 07/01/2035 (a)	500	500
Los Angeles, California Department of Water& Power Waterworks Revenue Bonds, (MBIA Insured), Series 1994
6.375% due 07/01/2034	350	385
Los Angeles, California General Obligation Bonds, Series 2002
4.000% due 09/01/2012	500	536
Los Angeles, California Water and Power Revenue Bonds, Series 2001
1.600% due 07/01/2034 (a)	400	400
Manhattan Beach, California Unified School District General Obligation Bonds, (FGIC Insured), Series 2002
0.000% due 09/01/2025	3,100	984
Metropolitan Water District Southern California Revenue Bonds, Series 1993
8.798% due 10/30/2020 (a)	200	220
Murrieta Valley, California Unified School District Special Tax Bonds, (Keybank N.A. Insured), Series 2001
6.350% due 09/01/2025	55	56
Newport Beach, California Revenue Bonds, Series 1992
1.550% due 10/01/2022 (a)	400	400
Oakland-Alameda County, California Coliseum Authority Lease Revenue Bonds, Series 2000
1.450% due 02/01/2025 (a)	200	200
Orange County, California Local Transportation Authority Sales Tax Revenue Bonds, (AMBAC-TCRS Insured), Series 1992
6.200% due 02/14/2011	750	920
Orange County, California Revenue Bonds, (MBIA Insured), Series 1995-A
6.000% due 06/01/2010	400	484
Orange County, California Sanitation District Certificates of Participation Bonds, (SPA-DEXIA Public Finance Insured), Series 2000
1.450% due 08/01/2030 (a)	500	500
Pioneers Memorial Healthcare District, California General Obligation Bonds, (AMBAC Insured), Series 1998
5.125% due 10/01/2024	400	419

See accompanying notes I 09.30.02 I PIMCO Funds Semi-Annual Report	41

Schedule of Investments (Cont.)
California Municipal Bond Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

Placer, California Unified High School District General Obligation Bonds, (FGIC Insured), Series 2000
0.000% due 08/01/2018	$1,450	$711
Pleasant Valley, California School District Ventura County General Obligation Bonds, (MBIA Insured), Series 2002
5.850% due 08/01/2031	1,500	1,828
San Bernardino County, California Certificate Participation, (MBIA Insured), Series 2001
4.000% due 11/01/2012	50	53
San Diego, California Unified School District General Obligation Bonds, (FSA Insured), Series 2001
5.000% due 07/01/2026	1,000	1,050
San Joaquin Hills, California Transportation Corridor Agency Toll Road Revenue Bonds, (MBIA Insured), Series 1997
0.000% due 01/15/2032	500	114
San Jose, California Redevelopment Agency Tax Allocation Bonds, (MBIA Insured), Series 1993
6.000% due 08/01/2010	300	364
Southern California Public Power Authority Revenue Bonds, (FSA-CR Insured), Series 1993
5.000% due 07/01/2015	110	113

		17,354

Connecticut 2.8%
Connecticut State Development Authority Revenue Bonds, (Radian Insured) Series 2002
4.750% due 08/01/2032	600	587

Louisiana 4.5%
Louisiana Tobacco Settlement Financing Corporate Revenue Bonds, Series 2001
5.875% due 05/15/2039	1,000	946

New Jersey 2.6%
New Jersey Economic Development Authority Revenue Bonds, Series 1998
6.500% due 04/01/2018	500	540

Puerto Rico 1.1%
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue Bonds, (FSA Surety Bond Insured), Series 1985-A
9.000% due 07/01/2009	205	238

Virgin Islands 2.1%
Virgin Islands Public Finance Authority Revenue Bonds, Series 1998-C
5.500% due 10/01/2008	405	448

Total Municipal Bonds & Notes (Cost $19,183)		20,113

SHORT-TERM INSTRUMENTS 9.5%
Money Market Fund 9.2%
Reich & Tang New York Money Market
1.090% due 10/01/2002	1,047	1,047
SSgA Tax Free Money Market
1.250% due 10/01/2002	887	887

		1,934

U.S. Treasury Bills 0.3%
1.596% due 11/14/2002-11/29/2002 (c)	60	60

Total Short-Term Instruments (Cost $1,994)		1,994

Total Investments 104.9% (Cost $21,177)		$22,107
Other Assets and Liabilities (Net) (4.9%)		(1,033)

Net Assets 100.0%		$21,074

Notes to Schedule of Investments (amounts in thousands):

(a)	Variable rate security. The rate listed is as of September 30, 2002.
(b)	Restricted security.
(c)	Securities are grouped by coupon or range of coupons and represent a range of maturities.

42	PIMCO Funds Semi-Annual Report I 09.30.02 I See accompanying notes

Schedule of Investments
Convertible Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 4.0%
Banking & Finance 4.0%
Citigroup, Inc.
5.625% due 08/27/2012	$1,000	$1,046

Total Corporate Bonds & Notes (Cost $993)		1,046

U.S. TREASURY OBLIGATIONS 2.3%
U.S. Treasury Notes
6.500% due 02/15/2010	500	604

Total U.S. Treasury Obligations (Cost $552)		604

PURCHASED PUT OPTIONS 0.0%
EchoStar Communications Corp.
Strike @ 10.000 Exp. 01/18/2003	10	4

Total Purchased Put Options (Cost $14)		4

CONVERTIBLE BONDS & NOTES 62.2%
Banking & Finance 18.1%
American International Group, Inc.
0.000% due 11/09/2031	1,000	626
Countrywide Credit Industries, Inc.
0.000% due 02/08/2031	700	555
Korea Deposit Insurance
2.500% due 12/11/2005	1,250	1,353
PMI Group, Inc.
2.500% due 07/15/2021	300	310
Swiss Life Finance Ltd.
2.000% due 05/20/2003	EC 600	578
Verizon Global Funding Corp.
5.750% due 04/01/2003	$800	805
0.000% due 05/15/2021	1,000	547

		4,774

Energy 1.7%
Transocean, Inc.
1.500% due 05/15/2021	500	455

Healthcare 12.8%
Allergan, Inc.
0.000% due 11/01/2020	450	288
Amgen, Inc.
0.000% due 03/01/2032	500	354
Lifepoint Hospitals, Inc.
4.500% due 06/01/2009	500	482
Medtronic, Inc.
1.250% due 09/15/2021	500	517
Roche Holdings, Inc.
0.010% due 01/19/2015	550	394
Total Renal Care Holdings
7.000% due 05/15/2009	500	490
Universal Health Services
0.426% due 06/23/2020	500	333
WellPoint Health Networks, Inc.
0.000% due 07/02/2019	500	497

		3,355

Industrials 17.4%
Brinker International, Inc.
0.000% due 10/10/2021	350	222
Costco Wholesale Corp.
0.000% due 08/19/2017	250	191
DDI Corp.
6.250% due 04/01/2007	500	113
EchoStar Communications Corp.
4.875% due 01/01/2007	500	379
Elan Finance Corp. Ltd.
0.000% due 12/14/2018	500	151
Kohl’s Corp.
0.000% due 06/12/2020	1,000	624
L-3 Communications Holdings, Inc.
4.000% due 09/15/2011	$400	$484
Lowe’s Cos., Inc.
0.000% due 02/16/2021	500	391
Pride International, Inc.
0.000% due 04/24/2018	1,254	605
Tech Data Corp.
2.000% due 12/15/2021	500	416
Tyco International Group SA
0.000% due 02/12/2021	900	659
Vivendi Universal SA
2.000% due 03/08/2006	EC 363	348

		4,583

Technology 6.7%
Advanced Micro Devices, Inc.
4.750% due 02/01/2022	$600	356
First Data Corp.
2.000% due 03/01/2008	700	739
Siebel Systems, Inc.
5.500% due 09/15/2006	400	358
STMicroelectronics NV
0.000% due 09/22/2009	400	319

		1,772

Utilities 5.5%
Adelphia Communications Corp.
6.000% due 02/15/2006 (a)	500	38
Charter Communications, Inc.
4.750% due 06/01/2006	850	369
Liberty Media Corp.
4.000% due 11/15/2029	1,000	500
Telefonos de Mexico SA
4.250% due 06/15/2004	500	551

		1,458

Total Convertible Bonds & Notes (Cost $17,828)		16,397

CONVERTIBLE PREFERRED STOCK 21.8%
	Shares
Banking & Finance 9.2%
Equity Office Properties Trust
5.250% due 02/15/2008	8,000	344
Equity Residentials Properties Trust
7.250% due 12/31/2049	15,200	356
Ford Motor Co. Capital Trust II
6.500% due 01/15/2032	13,400	540
Travelers Property Casualty Corp.
4.500% due 04/15/2032	30,000	642
Washington Mutual, Inc.
5.375% due 05/03/2041	11,300,000	550

		2,432

Energy 3.3%
Kerr-McGee Corp.
5.500% due 08/02/2004	13,900	615
Valero Energy
7.750% due 08/18/2003	11,000	249

		864

Industrials 8.5%
Coltec Capital Trust
5.250% due 04/15/2028	15,000	444
Electronic Data Systems Corp.
7.625% due 08/17/2004	6,000	109
General Motors Corp.
4.500% due 03/06/2032	27,000	637
5.250% due 03/06/2032	27,000	604
Tribune Co.
2.000% due 05/15/2029	6,600	441

		2,235

Utilities 0.8%
TXU Corp.
8.125% due 05/16/2006	5,000	218

Total Convertible Preferred Stock (Cost $7,088)		$5,749

See accompanying notes I 09.30.02 I PIMCO Funds Semi-Annual Report	43

Schedule of Investments (Cont.)
Convertible Fund
September 30, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 0.0%
Healthcare 0.0%
Elan Corp. PLC SP—ADR (b)	1	$0

Total Common Stocks (Cost $0)		0

PREFERRED SECURITY 2.3%
Golden State Bancorp.
9.125% due 12/31/2049	23,000	607

Total Preferred Security (Cost $596)		607

SHORT-TERM INSTRUMENTS 7.1%
	Principal Amount (000s)

Commercial Paper 6.1%
Svenska Handelsbank, Inc.
1.750% due 12/18/2002	$500	498
UBS Finance, Inc.
1.970% due 10/01/2002	600	600
1.750% due 12/18/2002	500	498

		1,596

Repurchase Agreement 1.0%
State Street Bank
1.550% due 10/01/2002	269	269

(Dated 09/30/2002. Collateralized by Federal Home Loan Bank 2.000% due 10/08/2003 valued at $275. Repurchase proceeds are $269.)
Total Short-Term Instruments (Cost $1,865)		1,865

Total Investments 99.7% (Cost $28,936)		$26,272
Other Assets and Liabilities (Net) 0.3%		69

Net Assets 100.0%		$26,341

Notes to Schedule of Investments (amounts in thousands):

(a)	Security is in default.

(b)	Non-income producing security.

(c)	Foreign forward currency contracts outstanding at September 30, 2002:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation

Buy	EC	123	11/2002	$ 1

(d)	Principal amount denoted in indicated currency:

EC—Euro

44	PIMCO Funds Semi-Annual Report I 09.30.02 I See accompanying notes

Schedule of Investments
Emerging Markets Bond Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

BERMUDA 0.0%
IMEXA Export Trust
10.125% due 05/31/2003	$42	$16

Total Bermuda (Cost $42)		16

BRAZIL 19.7%
Republic of Brazil
3.062% due 04/15/2006 (a)	$16,506	10,874
11.500% due 03/12/2008	500	261
3.125% due 04/15/2009 (a)	3,853	1,926
11.000% due 01/11/2012	210	95
8.000% due 04/15/2014	22,074	10,790
3.062% due 04/15/2024 (a)	1,100	597
6.000% due 04/15/2024	1,250	712
8.875% due 04/15/2024 (b)	3,850	1,540
11.000% due 05/15/2027 (b)	5,900	2,404
12.250% due 03/06/2030 (b)	2,000	940
Republic of Brazil (BR)
14.500% due 10/15/2009	500	274
11.000% due 08/17/2040 (b)	9,600	4,166
Republic of Brazil (US)
14.500% due 10/15/2009	40	22
11.000% due 08/17/2040 (b)	37,794	16,724

Total Brazil (Cost $74,596)		51,325

BULGARIA 3.2%
Republic of Bulgaria
2.812% due 07/28/2011 (a)	$6,829	6,009
2.687% due 07/28/2012 (a)	1,448	1,306
2.687% due 07/28/2024 (a)	1,050	945

Total Bulgaria (Cost $8,156)		8,260

CHILE 0.4%
Republic of Chile
5.625% due 07/23/2007	$250	263
7.125% due 01/11/2012	740	807

Total Chile (Cost $1,022)		1,070

CROATIA 0.2%
Republic of Croatia
2.687% due 07/31/2010 (a)	$640	635

Total Croatia (Cost $638)		635

ECUADOR 2.4%
Republic of Ecuador
12.000% due 11/15/2012	$1,380	724
5.000% due 08/15/2030	5,200	1,924
6.000% due 08/15/2030 (b)	10,185	3,733

Total Ecuador (Cost $8,916)		6,381

MALAYSIA 4.9%
Republic of Malaysia
7.500% due 07/15/2011 (b)	$10,990	12,745

Total Malaysia (Cost $11,598)		12,745

MEXICO 21.9%
Telefonos de Mexico S.A.
8.250% due 01/26/2006	$1,000	1,046
United Mexican States
9.750% due 04/06/2005	250	279
8.500% due 02/01/2006	1,000	1,085
8.500% due 02/01/2006	500	548
9.875% due 02/01/2010	2,020	2,293
7.500% due 01/14/2012	2,790	2,828
8.125% due 12/30/2019 (b)	1,770	1,730
6.250% due 12/31/2019 (b)	9,675	9,361
8.000% due 09/24/2022	8,900	8,488
8.300% due 08/15/2031 (b)	14,450	14,053
United Mexican States (MX)
10.375% due 02/17/2009	585	679
8.375% due 01/14/2011 (b)	4,600	4,842
11.375% due 09/15/2016	1,450	1,787
11.500% due 05/15/2026 (b)	3,800	4,775
United Mexican States (US)
10.375% due 02/17/2009	250	291
8.375% due 01/14/2011 (b)	1,370	1,445
11.375% due 09/15/2016	1,030	1,269
11.500% due 05/15/2026 (b)	255	322
United Mexican States Value Recovery Right
0.000% due 06/30/2003 (a)	9,712	29

Total Mexico (Cost $57,111)		57,150

MOROCCO 0.7%
Kingdom of Morocco
2.750% due 01/05/2009 (a)	$150	133
Morroco Restructured Tranche A
2.687% due 01/01/2009 (a)	2,080	1,841

Total Morocco (Cost $2,016)		1,974

NIGERIA 0.6%
Central Bank of Nigeria
6.250% due 11/15/2020	$2,750	1,609
Central Bank of Nigeria—Warrant
0.000% due 11/15/2020 (a)	1	0

Total Nigeria (Cost $1,720)		1,609

PANAMA 5.0%
Republic of Panama
8.250% due 04/22/2008	$890	857
9.375% due 07/23/2012	4,720	4,578
4.750% due 07/17/2014	5,480	4,439
2.625% due 07/17/2016 (a)	23	16
8.875% due 09/30/2027	30	28
9.375% due 04/01/2029	175	178
Republic of Panama (PA)
9.625% due 02/08/2011	250	247
Republic of Panama (US)
9.625% due 02/08/2011	2,620	2,600

Total Panama (Cost $13,180)		12,943

PERU 6.1%
Republic of Peru
9.125% due 02/21/2012	$17,671	14,446
4.000% due 03/07/2017	1,969	1,179
4.500% due 03/07/2017	368	248

Total Peru (Cost $17,483)		15,873

See accompanying notes I 09.30.02 I PIMCO Funds Semi-Annual Report	45

Schedule of Investments (Cont.)
Emerging Markets Bond Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

PHILIPPINES 0.2%
Republic of Philippines
6.500% due 12/01/2017	$500	$465

Total Philippines (Cost $402)		465

POLAND 1.0%
Republic of Poland
6.000% due 10/27/2014	$1,534	1,540
3.750% due 10/27/2024 (b)	1,190	980

Total Poland (Cost $2,350)		2,520

QATAR 1.6%
State of Qatar (QA)
9.750% due 06/15/2030 (b)	$1,930	2,388
State of Qatar (US)
9.750% due 06/15/2030	1,425	1,763

Total Qatar (Cost $3,789)		4,151

RUSSIA 22.9%
Republic of Ukraine
11.000% due 03/15/2007	$2,016	2,104
Russian Federation
11.750% due 06/10/2003 (b)	1,380	1,452
8.750% due 07/24/2005	20	21
10.000% due 06/26/2007	1,200	1,299
8.250% due 03/31/2010	1,653	1,652
11.000% due 07/24/2018	1,950	2,124
12.750% due 06/24/2028 (b)	2,100	2,552
5.000% due 03/31/2030	68,471	48,440

Total Russia (Cost $56,545)		59,644

SOUTH AFRICA 0.6%
Republic of South Africa
7.375% due 04/25/2012	$1,415	1,495

Total South Africa (Cost $1,400)		1,495

SOUTH KOREA 0.2%
Korea Deposit Insurance
2.500% due 12/11/2005	$500	541

Total South Korea (Cost $526)		541

TUNISIA 1.6%
Banque Centrale De Tunisie
7.375% due 04/25/2012	$4,090	4,080

Total Tunisia (Cost $4,040)		4,080

UNITED STATES 0.7%
Corporate Bonds & Notes 0.7%
Pemex Project Funding Master Trust
8.000% due 11/15/2011	$1,750	1,761

Total United States (Cost $1,761)		1,761

VENEZUELA 0.0%
Republic of Venezuela Oil Linked Payment Obligation
0.000% due 04/15/2020 (a)	$4	0

Total Venezuela (Cost $0)		0

SHORT-TERM INSTRUMENTS 55.2%
Commercial Paper 49.7%
Abbey National North America
1.750% due 12/12/2002	13,000	12,956
BP Amoco Capital PLC
1.970% due 10/01/2002	7,000	7,000
CBA (de) Finance
1.750% due 11/27/2002	11,000	10,970
Danske Corp.
1.750% due 10/15/2002	5,000	4,997
1.750% due 12/19/2002	6,500	6,489
Fannie Mae
1.710% due 11/20/2002	8,000	7,981
Federal Home Loan Bank
1.658% due 10/23/2002	13,000	12,987
1.700% due 10/30/2002	5,000	4,993
1.725% due 10/30/2002	5,800	5,792
1.695% due 11/01/2002	8,000	7,988
Freddie Mac
1.720% due 10/22/2002	8,000	7,992
HBOS Treasury Services PLC
1.770% due 11/20/2002	3,500	3,498
Pfizer, Inc.
1.730% due 10/28/2002	4,000	3,997
Rabobank Nederland NV
1.920% due 10/01/2002	7,000	7,000
TotalFinaElf SA
1.740% due 10/31/2002	13,000	12,981
UBS AG
1.970% due 10/01/2002	12,000	12,000

		129,621

Repurchase Agreement 2.4%
State Street Bank
1.550% due 10/01/2002	6,158	6,158

(Dated 09/30/2002. Collateralized by Federal Home Loan Bank 2.770% due 08/19/2004 valued at $6,285. Repurchase proceeds are $ 6,158)

U.S. Treasury Bills 3.1%
1.608% due 11/14/2002-11/29/2002 (g)	8,000	7,981

Total Short-Term Instruments (Cost $143,760)		143,760

Total Investments 149.1% (Cost $411,051)		$388,398
Other Assets and Liabilities (Net) (49.1%)		(127,919)

Net Assets 100.0%		$260,479

Notes to Schedule of Investments (amounts in thousands):

(a)	Variable rate security. The rate listed is as of September 30, 2002.

(b)	Security, or a portion thereof, subject to financing transaction.

(c)	Foreign forward currency contracts outstanding at September 30, 2002:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation

Buy	EC	2,800	11/2002	$21

(d)	Principal amount denoted in indicated currency:

EC—Euro

46	PIMCO Funds Semi-Annual Report I 09.30.02 I See accompanying notes

(e)	Swap agreements outstanding at September 30, 2002:

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 9.050% and the Fund will pay to the counterparty at par in the event of default of Federative Republic of Brazil 8.000% due 04/15/2014.
Broker: Goldman Sachs Exp. 04/15/2014	$2,000	$(574)
Receive a fixed rate equal to 1.160% and the Fund will pay to the counterparty at par in the event of default of United Mexican States 9.750% due 04/06/2005.
Broker: J.P. Morgan Chase & Co. Exp. 12/17/2002	1,500	3
Receive a fixed rate equal to 1.500% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 8.875% due 09/30/2027.
Broker: Credit Suisse First Boston Exp. 09/30/2027	2,500	1
Receive a fixed rate equal to 8.250% and the Fund will pay to the counterparty at par in the event of default of Federative Republic of Brazil 10.125% due 05/15/2027.
Broker: Credit Suisse First Boston Exp. 03/11/2009	14,000	(7,115)
Receive a fixed rate equal to 1.250% and the Fund will pay to the counterparty at par in the event of default of Federative Republic of Brazil 8.000% due 04/15/2014.
Broker: J.P. Morgan Chase & Co. Exp. 10/23/2002	4,000	(126)
Receive a fixed rate equal to 1.500% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Broker: Credit Suisse First Boston Exp. 04/24/2003	2,500	(13)
Receive a fixed rate equal to 1.900% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 4.500% due 03/07/2017.
Broker: J.P. Morgan Chase & Co. Exp. 05/01/2003	2,000	(30)
Receive a fixed rate equal to 7.850% and the Fund will pay to the counterparty at par in the event of default of Federative Republic of Brazil 3.063% due 04/15/2006.
Broker: Goldman Sachs Exp. 05/09/2004	3,000	(1,162)
Receive a fixed rate equal to 1.750% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Broker: J.P. Morgan Chase & Co. Exp. 05/24/2003	5,000	(88)
Receive a fixed rate equal to 1.200% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 2.750% due 07/17/2016.
Broker: J.P. Morgan Chase & Co. Exp. 05/24/2003	3,000	(13)
Receive a fixed rate equal to 1.570% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Broker: Goldman Sachs Exp. 05/29/2003	1,500	(4)
Receive a fixed rate equal to 1.820% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 9.625% due 02/08/2011.
Broker: Goldman Sachs Exp. 11/30/2003	3,000	(27)
Receive a fixed rate equal to 0.700% and the Fund will pay to the counterparty at par in the event of default of United Mexican States 8.500% due 02/01/2006.
Broker: Merrill Lynch Exp. 11/08/2002	2,000	0

		$(9,148)

(f)	Short sales open at September 30, 2002 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

Republic of Venezuela	2.875	12/18/2007	$13,357	$10,084	$10,437

(g)	Securities are grouped by coupon or range of coupons and represent a range of maturities.

See accompanying notes I 09.30.02 I PIMCO Funds Semi-Annual Report	47

Schedule of Investments
Foreign Bond Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)		Value (000s)

AUSTRALIA (h)(i) 1.1%
Commonwealth of Australia
10.000% due 10/15/2007 (a)	A$	750	$495
Crusade Global Trust
2.230% due 02/15/2030 (b)		$6,495	6,509
Homeside Mortgage Securities Trust
2.050% due 01/20/2027 (b)		1,558	1,557
Medallion Trust
2.210% due 07/12/2031 (b)		3,026	3,030
Torrens Trust
2.040% due 07/15/2031 (b)		1,499	1,500

Total Australia (Cost $13,041)			13,091

BELGIUM (h)(i) 1.7%
Kingdom of Belgium
9.000% due 03/28/2003	EC	5	5
6.750% due 11/21/2004	BF	183,200	4,819
6.250% due 03/28/2007	EC	1,400	1,526
7.500% due 07/29/2008		10,500	12,257

Total Belgium (Cost $18,463)			18,607

CANADA (h)(i) 0.3%
Commonwealth of Canada
5.250% due 09/01/2003	C$	640	412
5.500% due 06/01/2010		1,800	1,191
Newcourt Credit Group, Inc.
7.125% due 12/17/2003		$2,000	2,048

Total Canada (Cost $3,689)			3,651

CAYMAN ISLANDS (h)(i) 1.0%
International Credit Recovery-Japan
0.495% due 08/25/2005 (b)	JY	36,539	299
MBNA Master Credit Card Trust
3.637% due 05/19/2004 (b)	EC	8,100	8,005
Redwood Capital II Ltd.
4.860% due 01/01/2004 (b)		$2,500	2,490
SHL Corp. Ltd.
0.765% due 12/25/2024 (b)	JY	72,078	592

Total Cayman Islands (Cost $12,031)			11,386

DENMARK (h)(i) 0.7%
Nykredit
6.000% due 10/01/2029	DK	29,012	3,880
Unikredit Realkredit
6.000% due 07/01/2029		26,222	3,517

Total Denmark (Cost $6,121)			7,397

FRANCE (h)(i) 8.7%
Axa SA
3.750% due 01/01/2017	EC	828	727
France Telecom SA
0.466% due 06/19/2003 (b)	JY	700,000	5,580
1.022% due 07/16/2003 (b)		270,000	2,151
Republic of France
5.250% due 04/25/2008	EC	47,000	49,722
4.000% due 04/25/2009		8,250	8,161
4.000% due 10/25/2009		30,070	29,613

Total France (Cost $85,349)			95,954

GERMANY (h)(i) 43.6%
Commerzbank AG
3.852% due 10/25/2032 (b)	EC	6,200	$6,150
Depfa Pfandbriefbank
4.750% due 07/15/2008		3,590	3,681
5.750% due 03/04/2009		3,560	3,833
Deutsche Telekom AG
1.673% due 03/10/2004 (b)	JY	200,000	1,625
DSL Bank AG
7.250% due 08/07/2007 (b)	BP	3,000	5,225
Eurohypo AG
3.500% due 07/03/2006	EC	7,000	6,897
Hypothekenbank in Essen AG
5.500% due 02/20/2007		1,690	1,779
Landesbank Baden-Wuerttemberg AG
5.500% due 04/02/2007		440	464
Landesbank NRW
4.750% due 09/28/2007		1,630	1,670
Landesbank Rheinland-Pfalz
4.750% due 04/04/2008		1,430	1,468
Republic of Germany
4.250% due 03/14/2003		7,370	7,320
6.500% due 10/14/2005 (a)		105,200	113,373
6.000% due 01/05/2006 (a)		38,400	41,004
5.000% due 02/17/2006		4,000	4,155
6.250% due 04/26/2006 (a)		35,400	38,255
4.500% due 08/18/2006 (a)(b)		28,800	29,529
4.125% due 07/04/2008 (a)(b)		1,950	1,962
4.500% due 07/04/2009 (a)(b)		5,785	5,894
5.250% due 07/04/2010 (a)		30,000	31,856
5.250% due 01/04/2011 (a)		23,300	24,719
6.250% due 01/04/2024 (a)		11,180	12,971
6.500% due 07/04/2027 (a)		75,260	90,850
5.625% due 01/04/2028 (a)		8,400	9,127
6.250% due 01/04/2030 (a)		19,700	23,372
5.500% due 01/04/2031 (a)		13,900	15,049

Total Germany (Cost $436,127)			482,228

GREECE (h)(i) 0.2%
Hellenic Republic
4.700% due 05/19/2003 (b)	EC	293	281
5.220% due 06/17/2003 (b)		315	316
5.240% due 10/23/2003 (b)		1,103	1,098

Total Greece (Cost $2,221)			1,695

IRELAND (h)(i) 0.3%
Emerald Mortgages PLC
3.573% due 04/30/2028 (b)	EC	3,777	3,732

Total Ireland (Cost $3,321)			3,732

ITALY (h)(i) 8.3%
First Italian Auto Transaction
3.720% due 07/01/2008 (b)	EC	10,030	9,860
Republic of Italy
7.750% due 11/01/2006 (a)		5,700	6,499
4.500% due 05/01/2009 (a)		69,210	70,127
5.250% due 08/01/2011		3,400	3,568
Siena Mortgage SpA
3.651% due 02/07/2037 (b)		1,500	1,483
Upgrade SpA
3.703% due 12/31/2035 (b)		1,000	988

Total Italy (Cost $81,260)			92,525

48	PIMCO Funds Semi-Annual Report I 09.30.02 I See accompanying notes

	Principal Amount (000s)		Value (000s)
JAPAN (h)(i) 0.1%
Government of Japan
1.900% due 12/21/2009		JY110,000	$979

Total Japan (Cost $966)			979

LUXEMBOURG (h)(i) 0.2%
Hellenic Finance
2.000% due 07/15/2003 (b)		EC 1,600	1,639
Tyco International Group SA
6.750% due 02/15/2011		$8	7

Total Luxembourg (Cost $1,695)			1,646

MEXICO (h)(i) 0.5%
Bancomext Trust
8.000% due 08/05/2003		$390	407
Petroleos Mexicanos
8.850% due 09/15/2007		1,040	1,123
9.375% due 12/02/2008		1,290	1,390
United Mexican States
10.375% due 01/29/2003		EC 2,575	1,323
4.000% due 03/11/2004		JY130,000	1,107

Total Mexico (Cost $5,351)			5,350

NETHERLANDS (h)(i) 1.3%
Deutsche Telekom International Finance BV
7.750% due 06/15/2005		$1,700	1,825
Kingdom of Netherlands
6.000% due 01/15/2006		EC 12,000	12,790

Total Netherlands (Cost $13,613)			14,615

NEW ZEALAND (h)(i) 0.3%
Commonwealth of New Zealand
4.500% due 02/15/2016	N$	5,130	2,827

Total New Zealand (Cost $3,128)			2,827

PANAMA 0.2%
Republic of Panama
9.625% due 02/08/2011		$1,600	1,582
9.375% due 07/23/2012		200	199
4.750% due 07/17/2014		889	720

Total Panama (Cost $2,639)			2,501

PERU 0.6%
Republic of Peru
9.125% due 02/21/2012		$5,900	4,823
4.500% due 03/07/2017		2,058	1,389

Total Peru (Cost $7,316)			6,212

SPAIN (h)(i) 5.2%
Hipotebansa Mortgage Securitization Fund
3.566% due 01/18/2018 (b)		EC 3,346	3,313
3.576% due 07/18/2022 (b)		3,447	3,394
Kingdom of Spain
5.150% due 07/30/2009 (a)(b)		37,730	39,561
5.350% due 10/31/2011 (a)		11,100	11,722

Total Spain (Cost $55,155)			57,990

SUPRANATIONAL (h)(i) 1.5%
Eurofima
4.750% due 07/07/2004		SK 60,900	$6,575
European Investment Bank
6.000% due 05/07/2003		BP 3,250	5,175
8.000% due 06/10/2003		3,250	5,254

Total Supranational (Cost $16,365)			17,004

SWEDEN (h)(i) 0.3%
Kingdom of Sweden
5.000% due 01/28/2009		SK 27,000	2,959

Total Sweden (Cost $2,668)			2,959

UNITED KINGDOM (h)(i) 9.2%
Abbey National Treasury Service PLC
5.250% due 01/21/2004		BP 2,670	4,262
Bauhaus Securities Ltd.
3.701% due 10/30/2052 (b)		EC 5,874	5,799
British Telecom PLC
3.121% due 12/15/2003 (b)		$12,380	12,357
Core
2.081% due 03/17/2009 (b)		1,505	1,500
Haus Ltd.
3.612% due 12/14/2037 (b)		EC 8,789	8,703
Lloyds TSB Capital I
7.375% due 02/07/2049 (b)		500	554
Originated Mortgage Loans PLC
3.863% due 12/15/2031 (b)		597	592
United Kingdom Gilt
7.250% due 12/07/2007 (a)		BP 38,000	68,185

Total United Kingdom (Cost $99,743)			101,952

UNITED STATES (h)(i) 83.7%
Asset-Backed Securities 7.7%
Ace Securities Corp.
2.133% due 11/25/2028 (b)		$109	109
AFC Home Equity Loan Trust
2.033% due 03/25/2027 (b)		393	392
AMRESCO Residential Securities Mortgage Loan Trust
2.280% due 06/25/2029 (b)		4,347	4,352
Asset-Backed Securities Home Equity Corp.
2.200% due 03/15/2032 (b)		1,788	1,789
Bayview Financial Acquisition Trust
2.203% due 11/25/2030 (b)		6,000	6,016
Bear Stearns Asset-Backed Securities, Inc.
2.140% due 10/25/2032 (b)		1,204	1,203
2.213% due 10/25/2032 (b)		1,400	1,399
CDC Mortgage Capital Trust
2.153% due 01/10/2032 (b)		7,386	7,354
2.103% due 08/25/2032 (b)		1,180	1,174
Conseco Finance Securitizations Corp.
2.193% due 10/15/2031 (b)(c)		374	372
CS First Boston Mortgage Securities Corp.
2.083% due 12/15/2030 (b)		5,059	5,054
2.163% due 08/25/2031 (b)		224	223
2.153% due 07/25/2032 (b)		2,553	2,546
2.263% due 10/25/2032 (b)		4,181	4,189
EQCC Home Equity Loan Trust
2.070% due 03/20/2030 (b)		215	214
First Alliance Mortgage Loan Trust
2.050% due 12/20/2027 (b)		108	108
GMAC Mortgage Corp. Loan Trust
6.998% due 11/25/2030 (b)		76	74
Irwin Home Equity Loan Trust
2.030% due 11/25/2011 (b)		33	33
Long Beach Auto Receivables Trust
3.114% due 03/13/2005 (b)		3,154	3,166

See accompanying notes I 09.30.02 I PIMCO Funds Semi-Annual Report	49

Schedule of Investments (Cont.)
Foreign Bond Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)		Value (000s)

Mesa Trust Asset Backed Certificates
2.113% due 11/25/2031 (b)		$4,568	$4,571
MLCC Mortgage Investors, Inc.
2.203% due 03/15/2025 (b)		2,447	2,445
Novastar Home Equity Loan
2.093% due 01/25/2031 (b)		1,387	1,381
Option One Mortgage Loan Trust
2.143% due 04/25/2030 (b)		109	108
Provident Bank Equipment Lease Trust
2.136% due 11/25/2011 (b)		676	678
Providian Gateway Master Trust
2.043% due 03/15/2007 (b)		13,300	13,309
Providian Home Equity Loan Trust
2.103% due 06/25/2025 (b)		1,580	1,583
Residential Asset Securities Corp.
2.063% due 07/25/2032 (b)		7,792	7,739
Residential Funding Mortgage Securities II, Inc.
2.003% due 08/25/2014 (b)		282	282
Salomon Brothers Mortgage Securities VII, Inc.
2.243% due 11/15/2029 (b)		609	609
2.153% due 12/25/2029 (b)		2,435	2,429
Washington Mutual Mortgage Securities Corp.
5.240% due 10/25/2032 (b)		9,981	10,207

			85,108

Convertible Bonds & Notes 0.2%
Verizon Global Funding Corp.
5.750% due 04/01/2003		2,200	2,214

Corporate Bonds & Notes 7.7%
Ahold Finance USA, Inc.
6.875% due 05/01/2029		2,200	2,106
AOL Time Warner, Inc.
5.625% due 05/01/2005		5,100	4,861
AT&T Corp.
5.360% due 11/21/2003 (b)	EC	10,600	10,030
CIT Group, Inc.
q2.310% due 04/07/2003 (b)		$638	637
7.500% due 11/14/2003		1,400	1,454
Coastal Corp.
7.750% due 10/15/2035		700	442
Conoco Funding Co.
7.250% due 10/15/2031		400	476
Conoco, Inc.
2.710% due 04/15/2003 (b)		1,200	1,204
El Paso Corp.
7.125% due 05/06/2009	EC	3,500	2,819
Ford Motor Credit Co.
2.110% due 06/20/2003 (b)		$5,200	5,084
1.000% due 12/22/2003	JY	107,000	864
5.750% due 02/23/2004		$1,000	998
2.210% due 07/19/2004 (b)		2,800	2,650
3.726% due 10/25/2004 (b)		2,800	2,672
General Electric Capital Corp.
6.125% due 02/22/2011		2,500	2,719
General Electric Finance Assurance
1.600% due 06/20/2011	JY	520,000	4,180
General Motors Acceptance Corp.
1.910% due 02/14/2003 (b)		$3,900	3,880
1.857% due 08/18/2003 (b)		4,790	4,716
2.210% due 07/21/2004 (b)		5,100	4,915
General Motors Corp.
1.250% due 12/20/2004	JY	208,000	1,688
J.P. Morgan & Co., Inc.
3.123% due 02/15/2012 (b)		$4,670	4,717
Kinder Morgan, Inc.
6.450% due 03/01/2003		1,000	1,012
Limestone Electron Trust
8.625% due 03/15/2003		2,500	2,227
Merrill Lynch & Co., Inc.
2.070% due 05/21/2004 (b)		6,710	6,710
MGM Mirage, Inc.
6.950% due 02/01/2005		180	184
Morgan Stanley TRACERS
4.869% due 09/15/2011 (b)		$256	$278
Pfizer, Inc.
0.800% due 03/18/2008	JY	637,000	5,308
Protective Life Funding Trust
2.210% due 01/17/2003 (b)		$1,200	1,201
Qwest Capital Funding, Inc.
7.250% due 02/15/2011		8	4
Salomon Smith Barney Holdings, Inc.
1.962% due 02/11/2003 (b)		400	400
Sprint Capital Corp.
5.875% due 05/01/2004		690	597
Verizon Global Funding Corp.
5.750% due 04/01/2003		3,090	3,127
Verizon Wireless, Inc.
2.286% due 12/17/2003 (b)		500	479
WorldCom, Inc.—WorldCom Group
7.500% due 05/15/2011 (c)		8	1

			84,640

Mortgage-Backed Securities 30.0%
Amortizing Residential Collateral Trust
2.073% due 09/25/2030 (b)		491	490
Bank of America Mortgage Securities, Inc.
6.500% due 05/25/2029		266	282
Bear Stearns Adjustable Rate Mortgage Trust
6.999% due 02/25/2031 (b)		1,666	1,697
6.128% due 12/25/2031 (b)		2,058	2,112
6.258% due 01/25/2032 (b)		6,562	6,647
Chase Mortgage Finance Corp.
6.550% due 08/25/2028		457	458
Citicorp Mortgage Securities, Inc.
6.500% due 07/25/2028-03/25/2029 (b)		522	531
CS First Boston Mortgage Securities Corp.
2.360% due 08/25/2033 (b)		5,600	5,600
Fannie Mae
4.653% due 07/01/2021 (b)		180	185
6.345% due 11/01/2022 (b)		337	346
6.218% due 01/01/2023 (b)		390	402
5.231% due 08/01/2023 (b)		567	583
6.676% due 12/01/2030 (b)		1,178	1,232
6.000% due 10/15/2032 (b)		15,800	16,225
5.500% due 10/21/2017-11/14/2032 (b)(d)		79,000	79,654
Freddie Mac
5.125% due 01/15/2012	EC	1,700	1,738
9.050% due 06/15/2019		$31	31
4.673% due 06/01/2022 (b)		855	879
5.821% due 08/01/2022 (b)		191	196
5.500% due 05/15/2012-11/14/2032 (d)		68,536	69,114
General Electric Capital Mortgage Services, Inc.
6.250% due 07/25/2029 (b)		500	514
Government National Mortgage Association
7.375% due 05/20/2022 (b)		27	28
6.625% due 11/20/2021-12/20/2025 (b)(d)		1,628	1,684
6.750% due 07/20/2022-08/20/2027 (b)(d)		4,474	4,613
5.375% due 05/20/2023-05/20/2028 (b)(d)		2,933	3,029
6.000% due 12/15/2028		82,000	84,870
4.250% due 04/20/2030-05/20/2030 (b)(d)		6,821	6,964
5.000% due 04/20/2030-05/20/2030 (b)(d)		2,679	2,752
6.500% due 10/23/2032 (b)		1,000	1,042
J.P. Morgan Chase Commercial Mortgage Finance Corp.
6.465% due 11/15/2035		10,100	11,375
Prudential Home Mortgage Securities
7.000% due 01/25/2008		3,198	3,194
6.800% due 05/25/2024		531	580
Residential Funding Mortgage Securities I
6.500% due 05/25/2029		1,452	1,477
1.000% due 09/25/2032		4,900	4,989
Residential Funding Mortgage Securities, Inc.
2.112% due 05/12/2032 (b)		4,455	4,462
Structured Asset Mortgage Investments, Inc.
6.523% due 06/25/2029 (b)		1,890	1,958

50	PIMCO Funds Semi-Annual Report I 09.30.02 I See accompanying notes

	Principal Amount (000s)		Value (000s)

Structured Asset Securities Corp.
2.113% due 10/25/2027 (b)		$1,901	$1,900
Washington Mutual Mortgage Securities Corp.
6.010% due 04/25/2031 (b)		900	915
Washington Mutual, Inc.
4.053% due 12/25/2040 (b)		1,564	1,585
Wells Fargo Mortgage-Backed Securities Trust
4.972% due 09/25/2032 (b)		5,900	5,986

			332,319

Municipal Bonds & Notes 0.1%
Chicago, Illinois Board of Education General Obligation Bonds, (FSA Insured), Series 2001
5.000% due 12/01/2031		300	307
Chicago, Illinois Water Revenue Bonds, (AMBAC Insured), Series 2001
5.000% due 11/01/2026		200	205
Louisville and Jefferson County, Kentucky Metro Sewer and Drain District Revenue Bonds, (MBIA Insured), Series 2001
5.000% due 05/15/2036		200	205
Maryland State Health and Education Facilities Authority Revenue Bonds, Series 2001
5.000% due 07/01/2041		300	307

			1,024

	Shares
Preferred Security 0.6%
DG Funding Trust
4.105% due 12/29/2049 (b)		640	6,592

	Principal Amount (000s)
U.S. Government Agencies 8.3%
Fannie Mae
4.250% due 10/25/2004		$800	811
Federal Home Loan Bank
6.750% due 12/20/2004		600	607
6.250% due 02/14/2006		500	508
5.665% due 03/22/2006		3,200	3,516
5.660% due 04/26/2006		1,200	1,319
4.375% due 08/15/2007		8,500	8,627
Freddie Mac
4.500% due 04/15/2005		7,000	7,088
5.750% due 09/15/2010	EC	1,600	1,712
4.750% due 01/15/2013		5,360	5,298
Resolution Funding Corp.
0.000% due 10/15/2020		$16,100	6,093
0.000% due 01/15/2021		29,000	10,828
Small Business Administration
6.640% due 02/01/2011		4,257	4,705
6.344% due 08/10/2011		5,903	6,425
5.980% due 11/01/2022		5,000	5,423
Tennessee Valley Authority
4.875% due 12/15/2016		16,050	17,258
5.880% due 04/01/2036		10,000	11,579

			91,797

U.S. Treasury Obligations 29.1%
Treasury Inflation Protected Securities (f)
3.625% due 01/15/2008		65,327	72,084
3.875% due 01/15/2009		2,416	2,717
3.625% due 04/15/2028		4,899	5,768
3.875% due 04/15/2029		3,615	4,449
U.S. Treasury Bonds
11.250% due 02/15/2015		24,400	41,329
8.125% due 08/15/2019		69,400	98,093
U.S. Treasury Notes
4.750% due 11/15/2008 (a)		52,000	56,155
5.500% due 05/15/2009 (a)		11,400	13,017
6.500% due 02/15/2010		23,500	28,367

			321,979

Total United States (Cost $ 891,356)			925,673

PURCHASED CALL OPTIONS 0.0%
U.S. Treasury Note November Futures (CBOT) Strike @ 127.000 Exp. 11/23/2002		15,000	2
U.S. Treasury Notes (OTC)
5.500% due 05/15/2009
Strike @ 126.000 Exp. 12/02/2002		150,000	0

Total Purchased Call Options (Cost $ 26)			2

PURCHASED PUT OPTIONS 0.0%
Euribor December Futures (OTC)
Strike @ 92.000 Exp. 12/03/2002	EC	101,000	0
Eurodollar December Futures (CME)
Strike @ 96.000 Exp. 12/16/2002		$542,000	7
Fannie Mae (OTC)
5.500% due 12/12/2032
Strike @ 88.880 Exp. 12/05/2002		94,800	6
Government National Mortgage Association (OTC)
6.000% due 12/19/2032
Strike @ 91.910 Exp. 12/12/2002		83,000	6
Japanese Government Bond December Futures (OTC)
Strike @ 120.000 Exp. 12/03/2002	JY	17,320,000	6
Kingdom of Spain (OTC)
5.150% due 07/30/2009
Strike @ 89.500 Exp. 10/03/2002	EC	28,430	0
Republic of France (OTC)
5.250% due 04/25/2008
Strike @ 93.000 Exp. 10/03/2002		85,320	0
Republic of Germany (OTC)
4.500% due 08/18/2006
Strike @ 90.500 Exp. 10/03/2002		171,175	0
Republic of Germany (OTC)
6.000% due 12/31/2002
Strike @ 100.000 Exp. 10/03/2002		36,600	4
Republic of Germany (OTC)
6.000% due 01/05/2006
Strike @ 96.000 Exp. 10/03/2002		116,000	0
Republic of Germany (OTC)
6.000% due 07/04/2007
Strike @ 98.000 Exp. 12/03/2002		226,900	0
Republic of Germany (OTC)
6.250% due 04/26/2006
Strike @ 98.000 Exp. 10/03/2002		69,400	0
Republic of Italy (OTC)
4.500% due 05/01/2009
Strike @ 86.000 Exp. 10/03/2002		47,400	0
U.S. Treasury Note November Futures (CBOT)
Strike @ 94.000 Exp. 11/23/2002		216,300	34

Total Purchased Put Options (Cost $163)			63

SHORT-TERM INSTRUMENTS 12.0%
Commercial Paper 6.0%
Fannie Mae
1.860% due 10/01/2002		$5,000	5,000
1.730% due 11/29/2002 (e)		255	254
Federal Home Loan Bank
1.658% due 10/23/2002		4,000	3,996
Freddie Mac
1.700% due 10/31/2002 (e)		275	275
HBOS Treasury Services PLC
1.770% due 11/20/2002		1,800	1,799

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	51

Schedule of Investments (Cont.)
Foreign Bond Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

Pfizer, Inc.
1.730% due 10/21/2002	$14,500	$14,486
1.720% due 10/22/2002	25,000	24,975
1.730% due 10/28/2002	14,500	14,481
Westpac Trust Securities NZ Ltd.
1.755% due 12/05/2002	1,300	1,299

		66,565

Repurchase Agreement 0.4%
State Street Bank
1.550% due 10/01/2002	3,790	3,790

(Dated 09/30/2002. Collateralized by Fannie Mae 2.430% due 08/20/2004 valued at $3,868. Repurchase proceeds are $3,790.)

U.S. Treasury Bills 5.6%
1.602% due 11/14/2002-11/29/2002 (d)(e)	61,985	61,829

Total Short-Term Instruments (Cost $132,184)		132,184

Total Investments 181.0% (Cost $1,893,991)		$2,002,223

Written Options (g) (1.6%) (Premiums $7,712)		(17,399)

Other Assets and Liabilities (Net) (79.4%)		(878,528)

Net Assets 100.0%		$1,106,296

Notes to Schedule of Investments (amounts in thousands):

(a)	Security, or portion thereof, subject to financing transaction.

(b)	Variable rate security. The rate listed is as of September 30, 2002.

(c)	Security is in default.

(d)	Securities are grouped by coupon or range of coupons and represent a range of maturities.

(e)	Securities with an aggregate market value of $16,225 have been segregated with the custodian to cover margin requirements for the following open futures contracts at September 30, 2002:

Type	# of Contracts	Unrealized Appreciation/ (Depreciation)

Euro-Bobl 5 Year Note (12/2002)	2,329	$4,577
EuroBond 10 Year Note (12/2002)	366	982
Euribor Options March Futures (03/2003)	25	0
Government of Japan 10 Year Note (12/2002)	193	(48)
U.S. Treasury 2 Year Note (12/2002)	103	(160)
U.S. Treasury 5 Year Note (12/2002)	36	64
U.S. Treasury 10 Year Note (12/2002)	1,553	5,547
U.S. Treasury 30 Year Bond (12/2002)	463	1,763
Eurodollar September Futures (09/2003)	284	426

		$13,151

(f)	Principal amount of security is adjusted for inflation.

(g)	Premiums received on written options:

Type	# of Contracts	Premium	Value

Call—OTC 3 Month LIBOR Interest Rate Swap Strike @ 5.970 Exp. 10/04/2004	700,000	$23	$64
Put—OTC 3 Month LIBOR Interest Rate Swap Strike @ 5.970 Exp. 10/04/2004	700,000	31	18
Call—OTC 3 Month LIBOR Interest Rate Swap Strike @ 5.175 Exp. 10/04/2004	84,000,000	2,493	4,963
Call—OTC 3 Month LIBOR Interest Rate Swap Strike @ 5.130 Exp. 11/10/2003	2,100,000	32	135
Call—OTC 3 Month LIBOR Interest Rate Swap Strike @ 6.000 Exp. 10/20/2003	18,800,000	$874	$2,183
Put—OTC 3 Month LIBOR Interest Rate Swap Strike @ 6.000 Exp. 10/20/2003	18,800,000	874	322
Put—OTC 3 Month LIBOR Interest Rate Swap Strike @ 6.130 Exp. 11/10/2003	2,100,000	89	35
Call—OTC 3 Month LIBOR Interest Rate Swap Strike @ 5.650 Exp. 11/19/2003	30,700,000	1,042	2,862
Call—OTC 3 Month LIBOR Interest Rate Swap Strike @ 5.500 Exp. 01/07/2005	51,200,000	1,130	3,545
Call—OTC 3 Month LIBOR Interest Rate Swap Strike @ 5.480 Exp. 04/03/2006	10,000,000	297	852
Put—OTC 3 Month LIBOR Interest Rate Swap Strike @ 7.000 Exp. 01/07/2005	2,500,000	60	43
Call—OTC 3 Month LIBOR Interest Rate Swap Strike @ 4.375 Exp. 12/15/2006	2,900,000	38	79
Call—OTC 3 Month LIBOR Interest Rate Swap Strike @ 5.300 Exp. 12/11/2002	4,300,000	69	348
Call—OTC 3 Month LIBOR Interest Rate Swap Strike @ 3.500 Exp. 03/24/2003	49,240,000	384	253
Call—CBOT U.S. Treasury Note December Futures Strike @ 108.000 Exp. 11/23/2002	144	184	1,154
Call—CBOT U.S. Treasury Note December Futures Strike @ 111.000 Exp. 11/23/2002	104	92	543

		$7,712	$17,399

(h)	Foreign forward currency contracts outstanding at September 30, 2002:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation/ (Depreciation)

Sell	A$	1,115	10/2002	$9
Buy		896	11/2002	(2)
Buy	BP	1,615	10/2002	15
Sell		13,760	10/2002	(533)
Buy	C$	4,115	10/2002	(107)
Sell		5,775	10/2002	28
Sell	DK	62,831	12/2002	(122)
Buy	EC	1,817	11/2002	18
Sell		316,112	11/2002	(2,011)
Buy	H$	45,306	10/2002	(1)
Buy	JY	747,435	12/2002	17
Sell		4,189,600	12/2002	894
Sell	N$	6,872	10/2002	0
Buy	SK	2,509	12/2002	5
Sell		90,622	12/2002	(163)

				$(1,953)

(i)	Principal amount denoted in indicated currency:

A$—Australian Dollar
BF—Belgian Franc
BP—British Pound
C$—Canadian Dollar
DK—Danish Krone
EC—Euro
H$—Hong Kong Dollar
JY—Japanese Yen
N$—New Zealand Dollar
SK—Swedish Krona

52	PIMCO Funds Semi-Annual Report I 09.30.02 I See accompanying notes

(j)  Swap agreements outstanding at September 30, 2002:

Type	Notional Amount		Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Broker: Morgan Stanley Exp. 03/15/2032	EC	15,800	$342
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 5.500%.
Broker: Lehman Brothers, Inc. Exp. 12/15/2031		8,000	(459)
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 5.500%.
Broker: Morgan Stanley Exp. 12/15/2031		20,300	(1,508)
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 6.000%.
Broker: J.P. Morgan Chase & Co. Exp. 03/15/2031		4,000	(619)
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Broker: J.P. Morgan Chase & Co. Exp. 03/15/2032		49,500	1,009
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 5.000%.
Broker: CITIBANK N.A., London Exp. 06/17/2012		89,700	(4,626)
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 6.000%.
Broker: Morgan Stanley Exp. 03/15/2031		14,100	(2,040)
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Broker: J.P. Morgan Chase & Co. Exp. 03/15/2017		21,600	263
Receive a fixed rate equal to 5.500% and pay floating rate based on 6-month BP-LIBOR.
Broker: Morgan Stanley Exp. 03/15/2008	BP	5,500	389
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Broker: Morgan Stanley Exp. 03/15/2032		10,500	(448)
Receive a fixed rate equal to 5.500% and pay floating rate based on 6-month BP-LIBOR.
Broker: Goldman Sachs Exp. 03/15/2008		6,100	433
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Broker: J.P. Morgan Chase & Co. Exp. 03/15/2032	BP	28,600	$(590)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Broker: J.P. Morgan Chase & Co. Exp. 03/15/2017		13,400	(104)
Receive a fixed rate equal to 5.250% and pay floating rate based on 6-month BP-LIBOR.
Broker: Morgan Stanley Exp. 03/15/2004		3,900	146
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.500%.
Broker: Morgan Stanley Exp. 03/15/2016		25,900	(403)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.500%.
Broker: Lehman Brothers, Inc. Exp. 03/15/2016		30,200	(360)
Receive a fixed rate equal to 6.949% and pay floating rate based on 6-month BP-LIBOR.
Broker: Merrill Lynch Exp. 08/06/2003		4,500	180
Receive floating rate based on 3-month H$-HIBOR and pay a fixed rate equal to 5.550%.
Broker: Goldman Sachs Exp. 03/16/2006	H$	86,600	(867)
Receive floating rate based on 3-month H$-HIBOR and pay a fixed rate equal to 5.906%.
Broker: Goldman Sachs Exp. 07/11/2006		427,000	(5,494)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 0.660%.
Broker: UBS-Warburg Exp. 06/17/2007	JY	6,240,000	(755)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 2.020%.
Broker: Goldman Sachs Exp. 05/18/2010		1,776,000	(1,384)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 1.300%.
Broker: Goldman Sachs Exp. 09/21/2011		2,820,000	(626)
Receive a fixed rate equal to 5.710% and pay floating rate based on 3-month LIBOR.
Broker: Goldman Sachs Exp. 07/11/2006		53,700	5,509

See accompanying notes I 09.30.02 I PIMCO Funds Semi-Annual Report	53

Schedule of Investments (Cont.)
Foreign Bond Fund
September 30, 2002 (Unaudited)

Receive a fixed rate equal to 5.440% and pay floating rate based on 3-month LIBOR.
Broker: Goldman Sachs Exp. 03/19/2006	$11,100	$917
Receive floating rate based on 1-month LIBOR less 0.250% and pay total return on Lehman Brothers Intermediate Government Bond Index.
Broker: Lehman Brothers, Inc. Exp. 10/01/2002	51,300	0
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Broker: Bank of America Exp. 12/18/2012	39,700	(119)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Broker: Bank of America Exp. 12/18/2022	138,700	(16,889)
Receive a fixed rate equal to 6.000% and pay floating rate based on 3-month LIBOR.
Broker: UBS-Warburg Exp. 12/18/2004	12,300	335
Receive a fixed rate equal to 3.000% and pay floating rate based on 3-month LIBOR.
Broker: Bank of America Exp. 06/18/2004	8,800	52
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Broker: Lehman Brothers, Inc. Exp. 12/18/2012	15,200	(70)
Receive a fixed rate equal to 0.460% and the Fund will pay to the counterparty at par in the event of default of Vodafone Group PLC 7.750% due 02/15/2010.
Broker: Lehman Brothers, Inc. Exp. 09/10/2003	6,700	(58)
Receive a fixed rate equal to 1.160% and the Fund will pay to the counterparty at par in the event of default of United Mexican States 9.750% due 04/06/2005.
Broker: J.P. Morgan Chase & Co. Exp. 12/17/2002	3,200	6
Receive a fixed rate equal to 1.080% and the Fund will pay to the counterparty at par in the event of default of United Mexican States 9.750% due 04/06/2006.
Broker: J.P. Morgan Chase & Co. Exp. 12/18/2002	2,400	4
Receive a fixed rate equal to 7.100% and the Fund will pay to the counterparty at par in the event of default of Federative Republic of Brazil 11.125% due 09/30/2004.
Broker: J.P. Morgan Chase & Co. Exp. 02/14/2004	5,400	(2,130)
Pay a fixed rate equal to 3.600% and the Fund will receive from the counterparty at par in the event of default of Federative Republic of Brazil 11.125% due 09/30/2004.
Broker: J.P. Morgan Chase & Co. Exp. 02/14/2003	5,400	853
Receive a fixed rate equal to 1.080% and the Fund will pay to the counterparty at par in the event of default of United Mexican States 9.750% due 04/06/2005.
Broker: J.P. Morgan Chase & Co. Exp. 12/18/2002	200	0
Receive a fixed rate equal to 1.550% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 2.750% due 07/17/2016.
Broker: J.P. Morgan Chase & Co. Exp. 03/21/2003	6,100	(5)
Receive a fixed rate equal to 7.100% and the Fund will pay to the counterparty at par in the event of default of Federative Republic of Brazil 8.000% due 04/15/2014.
Broker: J.P. Morgan Chase & Co. Exp. 02/14/2004	400	(79)
Pay a fixed rate equal to 3.600% and the Fund will receive from the counterparty at par in the event of default of Federative Republic of Brazil 8.000% due 04/15/2014.
Broker: J.P. Morgan Chase & Co. Exp. 02/14/2003	400	26

		$(29,169)

Type	Fixed Spread (%)	Notional Amount	Unrealized (Depreciation)

Receive a fixed spread and pay the 5-year Swap Spread. The 5-year Swap Spread is the difference between the 5-year Swap Rate and the 5-year Treasury Rate.
Broker: Morgan Stanley Exp. 11/15/2002	0.516	$195,900	$(2,220)
Receive a fixed spread and pay the 5-year Swap Spread. The 5-year Swap Spread is the difference between the 5-year Swap Rate and the 5-year Treasury Rate.
Broker: Bank of America Exp. 11/15/2002	0.655	37,600	(261)
Receive a fixed spread and pay the 5-year Swap Spread. The 5-year Swap Spread is the difference between the 5-year Swap Rate and the 5-year Treasury Rate.
Broker: Morgan Stanley Exp. 11/15/2002	0.560	103,700	(751)

			$(3,232)

54	PIMCO Funds Semi-Annual Report I 09.30.02 I See accompanying notes

(k) Short sales open at September 30, 2002 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

Republic of Venezuela	2.875	12/18/2007	$5,500	$4,152	$4,337
U.S. Treasury Notes	5.625	05/15/2008	33,200	37,947	36,937
U.S. Treasury Notes	4.750	11/15/2008	52,000	56,154	55,932
U.S. Treasury Notes	5.500	05/15/2009	174,000	198,686	193,214
U.S. Treasury Notes	5.000	08/15/2011	32,600	36,215	35,690
U.S. Treasury Notes	3.500	11/15/2006	47,900	49,951	49,428
U.S. Treasury Notes	4.875	02/15/2012	3,300	3,637	3,561
U.S. Treasury Notes	4.375	05/15/2007	83,200	89,827	87,881
U.S. Treasury Notes	6.000	08/15/2009	6,000	7,027	6,933

				$483,596	$473,913

See accompanying notes I 09.30.02 I PIMCO Funds Semi-Annual Report	55

Schedule of Investments
GNMA Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

U.S. GOVERNMENT AGENCIES 0.7%
Federal Farm Credit Bank
5.750% due 01/18/2011	$1,000	$1,118
Small Business Administration
7.449% due 08/01/2010	453	518

Total U.S. Government Agencies
(Cost $1,451)		1,636

U.S. TREASURY OBLIGATIONS 4.8%
U.S. Treasury Bonds
6.250% due 08/15/2023	9,500	11,332

Total U.S. Treasury Obligations
(Cost $10,464)		11,332

MORTGAGE-BACKED SECURITIES 109.1%
Collateralized Mortgage Obligations 26.8%
Bank of America Mortgage Securities, Inc.
5.820% due 10/20/2032 (a)	6,000	6,100
Bear Stearns Adjustable Rate Mortgage Trust
7.490% due 12/25/2030 (a)	272	274
CS First Boston Mortgage Securities Corp.
2.810% due 08/25/2031 (a)	700	700
2.478% due 03/25/2032 (a)	1,502	1,496
2.360% due 08/25/2033 (a)	2,000	2,000
Fannie Mae
6.000% due 11/18/2017	18	18
6.500% due 09/25/2023	55	55
2.160% due 02/25/2025 (a)	1,000	1,002
Freddie Mac
6.500% due 11/25/2023	142	143
General Electric Capital Mortgage Services, Inc.
6.750% due 06/25/2028	50	53
Government National Mortgage Association
7.500% due 01/16/2027	12,022	12,256
2.223% due 06/16/2027 (a)	9,608	9,626
7.300% due 09/20/2028	258	259
2.123% due 08/16/2031 (a)	635	637
2.023% due 02/16/2032 (a)	8,230	8,274
2.323% due 04/16/2032	3,986	3,997
2.073% due 08/16/2032 (a)	4,709	4,696
Salomon Brothers Mortgage Securities VII, Inc.
2.130% due 06/25/2032 (a)	934	932
Sequoia Mortgage Trust
2.160% due 05/20/2032 (a)	964	945
Structured Asset Mortgage Investments, Inc.
2.154% due 09/19/2032 (a)	1,498	1,498
Structured Asset Securities Corp.
2.110% due 10/25/2027 (a)	1,728	1,727
2.290% due 03/25/2031 (a)	309	311
2.100% due 02/25/2032 (a)	1,855	1,848
2.100% due 07/25/2032 (a)	1,458	1,452
2.470% due 08/25/2032 (a)	1,978	1,978
Washington Mutual Mortgage Securities Corp.
6.010% due 04/25/2031 (a)	1,385	1,408

		63,685

Fannie Mae 11.5%
2.865% due 07/01/2011 (a)	2,601	2,588
2.917% due 07/01/2011 (a)	6,221	6,198
5.500% due 10/21/2017-11/14/2032 (a)(b)	3,000	3,021
6.000% due 10/15/2032 (a)	7,000	7,188
6.500% due 10/15/2032 (a)	8,000	8,287
7.284% due 03/01/2018 (a)	30	31
9.000% due 07/01/2018	22	25

		27,338

Federal Housing Administration 0.2%
7.430% due 03/01/2022	48	49
8.137% due 09/01/2040	472	508

		557

Freddie Mac 2.6%
4.859% due 05/01/2019 (a)	32	33
5.105% due 06/01/2030 (a)	71	73
6.000% due 11/14/2032	4,000	4,100
7.193% due 05/01/2031	1,858	1,939

		6,145

Government National Mortgage Association 67.9%
5.375% due 05/20/2016-02/20/2026 (a)(b)	514	533
5.500% due 07/20/2029-05/20/2031 (a)(b)	4,012	4,117
6.000% due 12/15/2028-11/20/2032 (b)	36,000	37,204
6.500% due 10/20/2030-10/23/2032 (a)(b)	67,697	70,682
6.625% due 12/20/2017 (a)	53	55
6.750% due 07/20/2018-08/20/2025 (a)(b)	120	124
7.000% due 12/15/2029-10/23/2032 (b)	46,393	48,754
11.250% due 07/20/2015	112	131

		161,600

Stripped Mortgage-Backed Securities 0.1%
CS First Boston Mortgage Securities Corp. (IO)
7.000% due 08/25/2004	2,638	143
Fannie Mae (IO)
7.000% due 09/25/2021	666	9
Freddie Mac (IO)
6.225% due 07/15/2020 (a)	702	7
7.500% due 08/15/2029	639	88

		247

Total Mortgage-Backed Securities
(Cost $258,385)		259,572

ASSET-BACKED SECURITIES 8.7%
Ace Securities Corp.
2.150% due 06/25/2032 (a)	976	974
Advanta Business Card Master Trust
3.270% due 04/20/2008 (a)	100	101
Asset-Backed Securities Home Equity Corp.
2.243% due 03/15/2032 (a)	1,325	1,325
Centex Home Equity Loan Trust
2.140% due 01/25/2032 (a)	857	856
2.070% due 04/25/2032 (a)	1,831	1,825
Chase Funding Loan Acquisition Trust
2.050% due 04/25/2031 (a)	1,162	1,154
CIT Group Home Equity Loan Trust
2.080% due 06/25/2033 (a)	1,875	1,872
Conseco Finance
9.290% due 12/15/2029 (c)	500	530
Countrywide Asset-Backed Certificates
2.070% due 05/25/2032 (a)	1,444	1,438
CS First Boston Mortgage Securities Corp.
2.170% due 03/25/2032 (a)	1,155	1,150
2.000% due 06/25/2032 (a)	1,722	1,712
General Electric Capital Mortgage Services, Inc.
7.200% due 04/25/2029	284	303
Home Equity Asset Trust
2.110% due 11/25/2032 (a)	975	972
Household Mortgage Loan Trust
2.120% due 05/20/2032 (a)	926	926
Indymac Home Equity Loan Asset-Backed Trust
2.883% due 12/25/2031 (a)	200	198
Irwin Home Equity Loan Trust
2.100% due 06/25/2029 (a)	943	940
NPF XII, Inc.
2.540% due 10/01/2003 (a)(g)	300	300
Saxon Asset Securities Trust
2.070% due 11/25/2033 (a)	972	972
Sequoia Mortgage Trust
2.150% due 10/25/2024 (a)	2,189	2,170
WFS Financial Owner Trust
2.060% due 10/20/2008 (a)	1,000	1,001

Total Asset-Backed Securities
(Cost $20,718)		20,719

56	PIMCO Funds Semi-Annual Report I 09.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

PURCHASED CALL OPTIONS 0.1%
Eurodollar March Futures (CME)
Strike @ 95.500 Exp. 03/17/2003	$42,000	$315

Total Purchased Call Options (Cost $ 59)		315

SHORT-TERM INSTRUMENTS 26.6%
Commercial Paper 25.3%
Abbey National North America
1.750% due 12/10/2002	3,200	3,189
BP America, Inc.
1.750% due 12/09/2002	5,500	5,481
BP Amoco Capital PLC
1.740% due 10/01/2002	2,500	2,497
Danske Corp.
1.750% due 12/19/2002	3,000	2,988
Fannie Mae
1.710% due 11/20/2002	500	499
Federal Home Loan Bank
1.658% due 10/23/2002	2,000	1,998
GlaxoSmithKline PLC
1.680% due 10/18/2002	3,500	3,493
1.760% due 11/13/2002	3,600	3,597
HBOS Treasury Services PLC
1.770% due 10/16/2002	4,600	4,597
1.780% due 10/28/2002	6,000	5,992
Svenska Handelsbank, Inc.
1.750% due 11/20/2002	8,000	7,986
TotalFinaElf SA
1.970% due 10/01/2002	1,400	1,400
1.750% due 11/20/2002	5,500	5,487
UBS Finance, Inc.
1.750% due 12/18/2002	11,000	10,958

		60,162

Repurchase Agreement 0.4%
State Street Bank
1.550% due 10/01/2002	1,000	1,000

(Dated 09/30/2002. Collateralized by Freddie Mac 3.250% due 12/15/2003 valued at $1,023. Repurchase proceeds are $1,000.)
U.S. Treasury Bills 0.9%
1.639% due 11/14/2002-11/29/2002 (b)(d)	2,030	2,026

Total Short-Term Instruments (Cost $ 63,188)		63,188

Total Investments 150.0% (Cost $ 354,265)		$356,762
Other Assets and Liabilities (Net) (50.0%)		(118,888)

Net Assets 100.0%		$237,874

Notes to Schedule of Investments (amounts in thousands):

(a)	Variable rate security. The rate listed is as of September 30, 2002.
(b)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(c)	Security is in default.
(d)	Securities with an aggregate market value of $778 have been segregated with the custodian to cover margin requirements for the following open futures contracts at September 30, 2002:

Type	# of Contracts	Unrealized (Depreciation)

Eurodollar March Futures (03/2003)	42	$(202)

(e)	Swap agreements outstanding at September 30, 2002:

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)

Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Broker: Bank of America Exp. 12/18/2022	$10,400	$(1,064)
Receive floating rate based on 3-month LIBOR and pay a fixed amount equal to $316.
Broker: Lehman Brothers, Inc. Exp. 07/01/2011	8,000	27

		$(1,037)

Type	Fixed Spread (%)	Notional Amount	Unrealized (Depreciation)

Receive a fixed spread and pay the 5-year Swap
Spread. The 5-year Swap Spread is the difference between the 5-year Swap Rate and the 5-year Treasury Rate.
Broker: Bank of America Exp. 11/15/2002	0.571	$27,800	$(243)

(f)	Short sales open at September 30, 2002 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

Fannie Mae	6.000	10/15/2032	$6,000	$6,161	$6,139

(g)	Subsequent to September 30, 2002, the issuer declared bankruptcy.

See accompanying notes I 09.30.02 I PIMCO Funds Semi-Annual Report	57

Schedule of Investments
High Yield Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 72.2%
Banking & Finance 8.5%
Arvin Capital
9.500% due 02/01/2027	$14,500	$14,656
Beaver Valley Funding Corp.
8.625% due 06/01/2007	15,323	15,761
9.000% due 06/01/2017	9,432	9,985
Bluewater Finance Ltd.
10.250% due 02/15/2012	21,770	20,573
Case Credit Corp.
6.125% due 02/15/2003	6,479	6,389
Cedar Brakes II, LLC.
9.875% due 09/01/2013	17,757	13,052
Choctaw Resort Development Enterprise
9.250% due 04/01/2009	5,575	5,798
Credit & Repackaged Securities Ltd.
11.100% due 12/19/2004	3,000	2,997
10.250% due 10/30/2006	10,150	10,954
8.500% due 11/09/2006	3,000	3,240
8.900% due 04/01/2007	5,000	5,000
Credit Links
9.400% due 06/14/2005	15,900	16,710
Deutsche Telekom International Finance BV
8.250% due 06/15/2030	11,750	12,892
Finova Group, Inc.
7.500% due 11/15/2009 (a)	42,225	13,090
Gemstone Investors Ltd.
7.710% due 10/31/2004	32,550	26,073
Golden State Holdings
7.000% due 08/01/2003	725	746
7.125% due 08/01/2005	24,797	27,038
JET Equipment Trust
10.000% due 06/15/2012	8,680	4,259
7.630% due 08/15/2012	2,820	1,735
MDP Acquisition PLC
9.625% due 10/01/2012	11,100	11,017
Morgan Stanley, Dean Witter & Co.
1.277% due 05/01/2012	5,992	5,394
Presidential Life Insurance Corp.
7.875% due 02/15/2009	7,451	8,049
Pride Credit Linked
8.850% due 04/02/2007	5,000	5,000
Qwest Capital Funding, Inc.
7.900% due 08/15/2010	6,930	3,153
7.250% due 02/15/2011	75,150	33,817
7.750% due 02/15/2031	5,730	2,321
Reliance Group Holdings, Inc.
9.000% due 11/15/2049 (a)	3,769	188
Rotech Healthcare, Inc.
9.500% due 04/01/2012	7,050	6,645
Steers Credit Backed Trust
7.464% due 05/27/2003 (b)	12,500	12,500
Ventas Capital Corp.
8.750% due 05/01/2009	14,150	14,574

		313,606

Industrials 49.9%
Allied Waste North America, Inc.
7.375% due 01/01/2004	1,850	1,841
8.875% due 04/01/2008	7,129	6,951
8.500% due 12/01/2008	26,920	25,709
7.875% due 01/01/2009	36,145	33,796
10.000% due 08/01/2009	15,420	14,263
American Airlines, Inc.
10.610% due 03/04/2010	650	647
American Cellular Corp.
9.500% due 10/15/2009	21,975	2,967
American Media Operation, Inc.
10.250% due 05/01/2009	16,294	16,946
AmeriGas Partners LP
10.000% due 04/15/2006	8,500	8,882
10.125% due 04/15/2007	3,562	3,651
8.830% due 04/19/2010	18,815	20,195
AM-FM, Inc.
8.125% due 12/15/2007	2,100	2,163
Amphenol Corp.
9.875% due 05/15/2007	5,174	5,420
AOL Time Warner, Inc.
6.125% due 04/15/2006	26,160	24,646
Arco Chemical Co.
9.375% due 12/15/2005	9,825	9,334
10.250% due 11/01/2010	6,000	5,505
Armkel LLC
9.500% due 08/15/2009	3,015	3,196
Avecia Group PLC
11.000% due 07/01/2009	21,075	20,337
Barrett Resources Corp.
7.550% due 02/01/2007	8,407	7,901
Beverly Enterprises, Inc.
9.000% due 02/15/2006	19,870	16,691
9.625% due 04/15/2009	12,400	10,416
British Sky Broadcasting Group PLC
6.875% due 02/23/2009	4,630	4,475
8.200% due 07/15/2009	13,999	14,231
BRL Universal Equipment
8.875% due 02/15/2008	5,150	5,279
Building Materials Corp.
7.750% due 07/15/2005	1,121	960
8.000% due 10/15/2007	1,007	822
8.000% due 12/01/2008	10,351	8,345
Cadmus Communications Corp.
9.750% due 06/01/2009	6,600	6,641
Canwest Media, Inc.
10.625% due 05/15/2011	13,075	13,696
Case Corp.
6.250% due 12/01/2003	16,660	16,166
Century Aluminum Co.
11.750% due 04/15/2008	7,425	7,165
CF Cable TV, Inc.
9.125% due 07/15/2007	7,549	7,991
Charter Communications Holdings LLC
8.250% due 04/01/2007	11,845	7,344
8.625% due 04/01/2009	6,409	3,974
10.000% due 04/01/2009	19,297	12,061
10.750% due 10/01/2009	10,560	6,706
9.625% due 11/15/2009	26,775	16,467
9.920% due 04/01/2011 (c)	10,250	4,817
Chesapeake Energy Corp.
9.000% due 08/15/2012	15,600	16,107
CMS Panhandle Holding Co.
6.500% due 07/15/2009	4,450	3,847
7.000% due 07/15/2029	3,415	2,555
Coastal Corp.
7.750% due 06/15/2010	3,500	2,489
9.625% due 05/15/2012	2,550	1,877
Community Health Systems, Inc.
10.000% due 03/13/2007	3,500	3,745
Compass Minerals Group, Inc.
10.000% due 08/15/2011	4,275	4,553
Continental Airlines, Inc.
7.033% due 06/15/2011	1,970	1,502
7.461% due 04/01/2015	3,507	3,293
7.373% due 12/15/2015	10,000	7,858
Continental Cablevision
9.500% due 08/01/2013	7,900	7,668
Crown Castle International Corp.
0.000% due 11/15/2007	4,615	3,161
10.750% due 08/01/2011	21,640	14,607
CSC Holdings, Inc.
8.125% due 07/15/2009	4,790	3,952
8.125% due 08/15/2009	4,275	3,527
7.625% due 04/01/2011	39,750	31,800
7.625% due 07/15/2018	16,900	12,928
DaVita, Inc.
4.780% due 04/30/2009	829	831
4.798% due 04/30/2009	14	14

58	PIMCO Funds Semi-Annual Report I 09.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

4.812% due 04/30/2009	$653	$654
5.075% due 04/30/2009	829	831
5.160% due 04/30/2009	653	654
Delta Air Lines, Inc.
9.450% due 02/14/2006	200	185
9.300% due 01/02/2010	1,800	1,472
Dimon, Inc.
6.250% due 03/31/2007	29,531	25,157
9.625% due 10/15/2011	2,775	2,917
Dresser, Inc.
9.375% due 04/15/2011	30,945	30,171
Dunlop Stand Aerospace Holdings
11.875% due 05/15/2009	9,575	9,766
Dynegy Danskammer & Roseton LLC
7.670% due 11/08/2016	2,500	1,252
Echostar Communications Corp.
9.250% due 02/01/2006 (b)	21,577	20,822
9.375% due 02/01/2009 (b)	23,346	22,529
Equistar Chemical/Funding
10.125% due 09/01/2008	16,695	15,025
Equistar Chemicals LP
8.750% due 02/15/2009	9,050	7,748
Extended Stay America, Inc.
9.875% due 06/15/2011	17,150	16,635
Extendicare Health Services
9.350% due 12/15/2007	10,050	9,108
Extendicare Health Services, Inc.
9.500% due 07/01/2010	1,200	1,218
Fairpoint Communications, Inc.
6.358% due 05/01/2008 (b)	2,000	1,110
9.500% due 05/01/2008	5,912	3,281
12.500% due 05/01/2010	150	91
Ferrellgas Partners LP
6.990% due 08/01/2005	7,000	7,181
7.120% due 08/01/2008	5,000	5,243
7.240% due 08/01/2010	10,000	11,026
8.750% due 06/15/2012	17,040	17,466
Fisher Scientific International
9.000% due 02/01/2008	19,764	20,406
Flag Ltd.
8.250% due 01/30/2008 (a)	19,741	592
Foamex International, Inc.
10.750% due 04/01/2009 (d)	11,865	10,738
Fort James Corp.
6.700% due 11/15/2003	15,850	15,221
Fresenius Medical Care
7.875% due 06/15/2011	18,995	15,576
Gap, Inc.
5.625% due 05/01/2003	4,605	4,583
Garden State Newspapers
8.750% due 10/01/2009	12,365	12,272
8.625% due 07/01/2011 (b)	10,876	10,686
Georgia-Pacific Corp.
8.125% due 05/15/2011	5,150	4,301
9.875% due 11/01/2021	900	731
9.625% due 03/15/2022	5,000	4,009
9.500% due 05/15/2022	12,659	9,833
9.125% due 07/01/2022	5,710	4,350
8.250% due 03/01/2023	3,100	2,191
8.125% due 06/15/2023	11,600	7,907
8.875% due 05/15/2031	3,835	2,787
Giant Industries, Inc.
11.000% due 05/15/2012	7,825	5,517
Golden Northwest Aluminum
12.000% due 12/15/2006	950	366
Gray Television, Inc.
9.250% due 12/15/2011	15,170	15,549
Greif Bros. Corp.
8.875% due 08/01/2012	11,505	11,505
H&E Equipment Services LLC
11.125% due 06/15/2012	17,320	13,769
HEALTHSOUTH Corp.
8.500% due 02/01/2008	9,480	7,157
8.375% due 10/01/2011	19,600	14,406
Hercules, Inc.
11.125% due 11/15/2007	11,625	12,729
HMH Properties, Inc.
7.875% due 08/01/2005	4,110	3,987
Hollinger International Publishing
9.250% due 02/01/2006	15,725	15,961
9.250% due 03/15/2007	7,835	7,992
Hollinger Participation Trust
12.125% due 11/15/2010 (e)	16,364	14,319
Host Marriott LP
8.375% due 02/15/2006 (b)	12,712	12,331
9.500% due 01/15/2007	19,885	19,935
9.250% due 10/01/2007	4,710	4,686
Ingles Markets, Inc.
8.875% due 12/01/2011	12,075	11,049
Insight Midwest/Insight Capital
9.750% due 10/01/2009	1,000	885
10.500% due 11/01/2010	19,586	17,529
SP Chemco, Inc.
10.250% due 07/01/2011	24,105	24,105
ISP Holdings, Inc.
10.625% due 12/15/2009	10,854	9,823
Johnsondiversey, Inc.
9.625% due 05/15/2012	9,195	9,218
Jupiters Ltd.
8.500% due 03/01/2006	12,725	12,852
Kmart Corp.
12.350% due 01/01/2008 (d)	3,435	958
Leviathan Gas Corp.
10.375% due 06/01/2009	6,548	6,712
Limestone Electron Trust
8.625% due 03/15/2003	14,925	13,295
Lyondell Chemical Co.
9.625% due 05/01/2007 (b)	10,774	9,993
9.500% due 12/15/2008	6,100	5,536
11.125% due 07/15/2012	5,600	5,404
Lyondell Petroleum
6.280% due 06/30/2006	147	147
Mail-Well Corp.
9.625% due 03/15/2012	17,535	12,187
Mandalay Resort Group
6.750% due 07/15/2003	18,232	18,414
7.625% due 07/15/2013	680	639
6.700% due 11/15/2096	3,450	3,463
Marsh Supermarkets, Inc.
8.875% due 08/01/2007	6,616	6,285
Mediacom Broadband LLC
11.000% due 07/15/2013	25,015	23,139
Midwest Generation LLC
8.300% due 07/02/2009	1,750	1,275
8.560% due 01/02/2016	7,600	5,478
Newpark Resources, Inc.
8.625% due 12/15/2007	10,645	10,006
NMHG Holding Co.
10.000% due 05/15/2009	2,382	2,418
OM Group, Inc.
9.250% due 12/15/2011	13,395	13,261
PacifiCare Health Systems, Inc.
10.750% due 06/01/2009	20,770	20,614
PanAmSat Corp.
8.500% due 02/01/2012	51,633	41,565
Park Place Entertainment Corp.
8.875% due 09/15/2008	8,855	9,320
Premcor USA, Inc.
4.687% due 11/15/2004	2,000	1,790
Pride International, Inc.
9.375% due 05/01/2007	17,446	18,318
PSS World Medical, Inc.
8.500% due 10/01/2007	17,075	16,819

See accompanying notes I 09.30.02 I PIMCO Funds Semi-Annual Report	59

Schedule of Investments (Cont.)
High Yield Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

Quebecor Media, Inc.
11.125% due 07/15/2011	$36,234	$29,168
Qwest Corp.
6.375% due 10/15/2002	250	250
4.370% due 05/03/2003	9,889	8,999
7.625% due 06/09/2003	7,950	7,672
7.200% due 11/01/2004	7,150	6,542
7.250% due 11/01/2008 (b)	4,170	1,647
7.500% due 11/01/2008	3,900	1,541
8.875% due 03/15/2012	21,710	18,996
6.875% due 09/15/2033	1,100	753
R.H. Donnelley, Inc.
9.125% due 06/01/2008	1,525	1,609
Racers
8.375% due 10/01/2007	19,631	15,650
Renaissance Media Group
8.375% due 04/15/2008	15,960	13,327
Riggs Capital Trust
8.625% due 12/31/2026	12,250	10,503
Rogers Cablesystems, Inc.
10.000% due 03/15/2005	4,000	4,000
10.000% due 12/01/2007	2,250	2,250
Rogers Cantel, Inc.
8.300% due 10/01/2007	4,324	3,113
8.800% due 10/01/2007 (b)	2,555	1,392
9.375% due 06/01/2008	31,599	23,225
Rural Cellular Corp.
9.625% due 05/15/2008	12,408	6,638
Safety-Kleen Corp.
9.250% due 06/01/2008 (a)	22,459	449
9.250% due 05/15/2009 (a)	11,042	442
SC International Services, Inc.
9.250% due 09/01/2007	15,230	10,356
Service Corp. International
7.200% due 06/01/2006	3,720	3,181
6.875% due 10/01/2007	12,585	10,446
Sinclair Broadcast Group, Inc.
9.000% due 07/15/2007	1,597	1,653
8.750% due 12/15/2011	10,635	11,034
Sonat, Inc.
7.625% due 07/15/2011	6,852	4,496
Station Casinos, Inc.
9.750% due 04/15/2007	3,853	4,018
Stone Container Corp.
11.500% due 08/15/2006 (d)	1,000	1,053
Telecorp PCS, Inc.
10.625% due 07/15/2010	5,061	4,479
TELUS Corp.
7.500% due 06/01/2007	21,260	17,433
Time Warner Entertainment Co. L.P.
7.975% due 08/15/2004	250	248
Time Warner Telecom, Inc.
10.125% due 02/01/2011	5,975	2,539
Time Warner, Inc.
8.110% due 08/15/2006	15,860	15,296
9.750% due 07/15/2008	6,515	2,834
9.125% due 01/15/2013	8,245	8,144
Tritel PCS, Inc.
12.750% due 05/15/2009 (c)	13,399	9,982
10.375% due 01/15/2011	23,036	20,157
Turner Broadcasting System, Inc.
7.400% due 02/01/2004	4,700	4,642
Tyco International Group SA
6.250% due 06/15/2003	25,169	23,915
U.S. Airways, Inc.
9.625% due 09/01/2003	18,718	10,819
9.330% due 01/01/2006	3,244	1,856
United Air Lines, Inc.
2.120% due 12/02/2002 (b)	2,560	2,310
6.201% due 09/01/2008	2,300	1,904
9.410% due 06/15/2010	1,195	574
7.730% due 07/01/2010	27,485	23,021
7.186% due 04/01/2011	3,779	3,166
6.602% due 09/01/2013	6,300	5,088
7.783% due 01/01/2014	846	709
8.360% due 01/20/2019	1,935	1,716
Vintage Petroleum, Inc.
9.000% due 12/15/2005	7,403	7,588
8.625% due 02/01/2009 (b)	5,200	5,122
7.875% due 05/15/2011	7,250	6,924
8.250% due 05/01/2012	25,800	26,445
VoiceStream Wireless Corp.
10.375% due 11/15/2009	7,394	7,615
Williams Communications Group, Inc.
10.700% due 10/01/2007 (a)	3,493	367
10.875% due 10/01/2009 (a)	2,292	241
Williams Cos., Inc.
9.250% due 03/15/2004	57,945	44,328
7.625% due 07/15/2019	4,910	2,725
7.875% due 09/01/2021	25,075	14,167
7.500% due 01/15/2031	7,725	4,210
7.750% due 06/15/2031	9,740	5,308
8.750% due 03/15/2032	2,000	1,170
Young Broadcasting, Inc.
9.000% due 01/15/2006	12,786	11,955
8.750% due 06/15/2007	4,320	3,910
8.500% due 12/15/2008	2,950	2,972
10.000% due 03/01/2011	9,018	8,161

		1,853,785

Utilities 13.8%
AES Corp.
8.750% due 12/15/2002	3,000	2,775
9.500% due 06/01/2009	15,694	8,239
9.375% due 09/15/2010	10,545	5,536
8.875% due 02/15/2011	2,425	1,249
AT&T Canada, Inc.
0.000% due 06/15/2008 (a)(c)	22,094	2,541
10.625% due 11/01/2008 (b)	4,572	572
AT&T Corp.
1.000% due 11/15/2031	13,325	12,365
AT&T Wireless Services, Inc.
8.125% due 05/01/2012	16,375	12,632
Calpine Corp.
7.625% due 04/15/2006	6,225	2,708
8.750% due 07/15/2007	24,241	10,545
7.875% due 04/01/2008	9,898	4,058
8.500% due 05/01/2008	14,650	6,080
8.625% due 08/15/2010	6,010	2,434
Chesapeake Energy Corp.
8.375% due 11/01/2008	2,900	2,933
CMS Energy Corp.
8.375% due 07/01/2003	4,000	3,401
6.750% due 01/15/2004	2,755	2,260
7.000% due 01/15/2005	8,827	6,889
8.900% due 07/15/2008	8,600	6,716
7.500% due 01/15/2009	12,325	9,442
8.500% due 04/15/2011	4,175	3,199
Dynegy Holdings, Inc.
6.875% due 04/01/2011	8,990	2,652
8.750% due 02/15/2012	14,400	4,536
Edison International, Inc.
6.875% due 09/15/2004	730	639
Edison Mission Energy
10.000% due 08/15/2008	5,925	2,755
9.875% due 04/15/2011	7,225	3,287
El Paso Corp.
6.750% due 05/15/2009	3,400	2,213
7.000% due 05/15/2011	2,900	1,917
7.875% due 06/15/2012	24,550	16,724
7.800% due 08/01/2031	1,500	947
7.750% due 01/15/2032	26,150	16,777
El Paso Energy Partners
8.500% due 06/01/2011	12,900	12,320
8.500% due 06/01/2011	5,584	5,333
El Paso Natural Gas Co.
8.625% due 01/15/2022	7,000	5,981

60	PIMCO Funds Semi-Annual Report I 09.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

France Telecom SA
7.750% due 03/01/2011	$34,590	$37,800
8.500% due 03/01/2031	15,660	17,370
Hanover Equipment Trust
8.500% due 09/01/2008	14,475	13,534
IPALCO Enterprises, Inc.
7.375% due 11/14/2008	1,300	1,177
7.625% due 11/14/2011	13,525	11,683
Niagara Mohawk Power Co.
8.500% due 07/01/2010 (c)	7,900	8,305
Pinnacle Partners
8.830% due 08/15/2004	17,460	16,590
PSEG Energy Holdings, Inc.
10.000% due 10/01/2009	14,330	11,623
8.500% due 06/15/2011	13,925	10,740
Rocky River Realty
8.810% due 04/14/2007	2,240	2,607
Rogers Communication, Inc.
9.125% due 01/15/2006	4,010	3,469
8.875% due 07/15/2007	3,335	2,718
Rural Cellular Corp.
9.750% due 01/15/2010	2,945	1,576
SESI, LLC
8.875% due 05/15/2011	16,109	16,310
South Point Energy
8.400% due 05/30/2012	29,899	20,032
Southern California Edsion Co.
4.812% due 03/01/2005	3,000	2,994
Sprint Capital Corp.
6.125% due 11/15/2008	11,300	7,509
6.375% due 05/01/2009	1,000	665
7.625% due 01/30/2011	31,700	21,442
8.375% due 03/15/2012	22,645	15,850
6.900% due 05/01/2019	12,300	7,206
6.875% due 11/15/2028	35,290	20,382
8.750% due 03/15/2032	38,500	25,830
TeleCorp PCS, Inc.
1.000% due 04/15/2009 (c)	9,444	6,941
Tesoro Petroleum Corp.
9.625% due 04/01/2012	28,070	15,860
TSI Telecommunication Services, Inc.
12.750% due 02/01/2009	11,050	9,448
US Unwired, Inc.
1.000% due 11/01/2009 (c)	7,190	395
Williams Cos., Inc.
7.375% due 11/15/2006	3,600	3,258
Wilmington Trust Co.—Tucson Electric
10.210% due 01/01/2009 (d)	500	500
10.732% due 01/01/2013 (d)	7,490	7,225
WorldCom, Inc.—WorldCom Group
7.750% due 04/01/2007 (a)	10,000	1,250
7.500% due 05/15/2011 (a)	8,000	1,000
6.950% due 08/15/2028 (a)	12,700	1,588
8.250% due 05/15/2031 (a)	43,450	5,431

		512,963

Total Corporate Bonds & Notes (Cost $ 3,207,267)		2,680,354

MUNICIPAL BONDS & NOTES 0.3%
California 0.3%
Los Angeles, California Community Redevelopment
Agency Revenue Bonds, Series 2002
8.250% due 09/01/2007	855	913
9.000% due 09/01/2012	725	794
9.750% due 09/01/2017	1,160	1,280
9.750% due 09/01/2022	1,375	1,503
9.750% due 09/01/2027	2,170	2,379
9.750% due 09/01/2032	3,480	3,827

Total Municipal Bonds & Notes (Cost $ 9,929)		10,696

MORTGAGE-BACKED SECURITIES 0.2%
Collateralized Mortgage Obligations 0.1%
Red Mountain Funding Corp.
9.150% due 11/28/2027	4,517	3,287

Stripped Mortgage-Backed Securities 0.1%
Airtrust (PO)
0.990% due 06/01/2013	10,954	3,629

Total Mortgage-Backed Securities (Cost $ 8,813)		6,916

ASSET-BACKED SECURITIES 1.6%
American Cellular
4.360% due 03/31/2007 (b)	4,675	3,025
Centennial Cellular
4.760% due 05/31/2007 (b)	3,341	2,306
4.820% due 05/31/2007 (b)	1,027	706
5.070% due 11/30/2007 (b)	184	126
5.050% due 01/04/2008 (b)	918	630
5.060% due 01/04/2008 (b)	918	630
5.070% due 01/04/2008 (b)	918	630
Centennial Puerto Rico
4.740% due 05/31/2007	752	517
4.820% due 05/31/2007 (b)	126	87
5.070% due 01/04/2008 (b)	1,038	713
Charter Commercial Holdings LLC
4.610% due 03/31/2008 (b)	11,949	10,486
Hercules Revolver
1.000% due 10/15/2003	59	59
Huntsman Corp.
9.571% due 06/30/2005	102	87
Insight Midwest
4.562% due 12/15/2009 (b)	9,500	9,099
Island Inland Co.
9.508% due 07/09/2003	3,000	2,992
Lyondell Petroleum
6.250% due 06/30/2006	29	28
Mission Energy
9.360% due 07/25/2006 (b)	6,500	2,356
Nextel Communications, Inc.
4.812% due 03/31/2008 (b)	9,169	7,745
Nextel Partners, Inc.
5.187% due 06/30/2008 (b)	5,000	4,310
5.437% due 12/31/2008 (b)	5,000	4,310
Rural Cellular Corp.
5.040% due 04/03/2009 (b)	3,001	2,411
5.290% due 04/03/2009 (b)	3,001	2,411
Stone Container Corp.
4.375% due 06/30/2009 (b)	5,000	4,983

Total Asset-Backed Securities (Cost $ 70,504)		60,647

SOVEREIGN ISSUES 4.8%
Republic of Brazil
3.062% due 04/15/2006 (b)	43,808	28,861
7.375% due 04/15/2006 (b)	38,080	25,087
11.500% due 03/12/2008	10,000	5,225
11.000% due 01/11/2012	17,100	7,738
8.000% due 04/15/2014	38,420	18,780
11.000% due 08/17/2040	10,525	4,657
Republic of Panama
8.250% due 04/22/2008	2,000	1,925
9.625% due 02/08/2011	8,000	7,940
9.375% due 07/23/2012	6,000	5,829
4.750% due 07/17/2014	3,333	2,700
1.000% due 07/17/2016 (b)	5,727	3,923
10.750% due 05/15/2020	3,250	3,274
Republic of Peru
9.125% due 02/21/2012	22,400	18,312

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	61

Schedule of Investments (Cont.)
High Yield Fund
September 30, 2002 (Unaudited)
	Principal Amount (000s)		Value (000s)

Republic of Peru—Regs
9.125% due 02/21/2012		$6,700	$5,477
Russian Federation
8.250% due 03/31/2010		3,400	3,397
11.000% due 07/24/2018		5,000	5,445
5.000% due 03/31/2030		20,500	14,504
United Mexican States
6.250% due 12/31/2019		9,800	9,481
8.000% due 09/24/2022		7,950	7,582

Total Sovereign Issues (Cost $226,004)			180,137

FOREIGN CURRENCY-DENOMINATED ISSUES (i)(j) 1.5%
Fort James Corp.
4.750% due 06/29/2004	EC	5,700	4,805
Fresenius Medical Care
7.375% due 06/15/2011		6,000	4,401
Johnsondiversey, Inc.
9.625% due 05/15/2012		2,500	2,487
Kronos International, Inc.
8.875% due 06/30/2009		7,865	7,476
MDP Acquisition PLC
10.125% due 10/01/2012		22,600	22,335
Remy Cointreau S.A.
10.000% due 07/30/2005		4,900	5,116
Tyco International Group SA
4.375% due 11/19/2004		12,000	10,204

Total Foreign Currency-Denominated Issues (Cost $56,537)			56,824

PURCHASED PUT OPTIONS 0.0%
Eurodollar December Futures (CME)
Strike @ 92.750 Exp. 12/16/2002		$30,857,000	193

Total Purchased Put Options (Cost $327)			193

CONVERTIBLE BONDS & NOTES 4.9%
Banking & Finance 0.7%
Verizon Global Funding Corp.
4.250% due 09/15/2005		25,000	25,375

Healthcare 0.7%
HEALTHSOUTH Corp.
3.250% due 04/01/2003		5,300	4,883
Total Renal Care Holdings
7.000% due 05/15/2009		20,953	20,534

			25,417

Industrials 3.2%
Clear Channel Communications, Inc.
1.500% due 12/01/2002		1,800	1,791
Elan Finance Corp. Ltd.
0.000% due 12/14/2018		26,850	8,122
Jacor Communications, Inc.
0.000% due 02/09/2018		25,000	12,000
Mail-Well, Inc.
5.000% due 11/01/2002		18,950	18,500
Pride International, Inc.
0.000% due 04/24/2018		36,200	17,466
Roundy’s, Inc.
8.875% due 06/15/2012		13,998	13,718
Tyco International Group SA
0.000% due 02/12/2021		62,150	45,525

			117,122

Technology 0.1%
Solectron Corp.
0.000% due 05/08/2020		9,599	5,603

Utilities 0.2%
Rogers Communication, Inc.
2.000% due 11/26/2005		10,500	7,337

Total Convertible Bonds & Notes (Cost $183,491)			180,854

PREFERRED STOCK 1.1%
	Shares
CSC Holdings, Inc.
11.125% due 04/01/2008		179,322	11,791

Fresenius Medical Care
7.780% due 02/01/2008		34,345	28,678

Total Preferred Stock (Cost $53,106)			40,469

SHORT-TERM INSTRUMENTS 12.9%
	Principal Amount (000s)
Commercial Paper 11.1%
Abbey National North America
1.760% due 12/10/2002		$3,700	3,696
Federal Home Loan Bank
1.680% due 10/28/2002		2,500	2,497
Freddie Mac
1.710% due 10/31/2002		40,000	39,943
HBOS Treasury Services PLC
1.740% due 10/23/2002		17,100	17,082
1.735% due 10/24/2002		14,475	14,459
1.735% due 10/29/2002		14,475	14,455
1.735% due 10/30/2002		14,475	14,455
1.735% due 10/31/2002		14,475	14,454
Pfizer, Inc.
1.730% due 10/21/2002		25,000	24,976
1.720% due 10/22/2002		50,000	49,950
1.720% due 10/23/2002		50,000	49,947
1.730% due 10/28/2002		25,000	24,968
Svenska Handelsbank, Inc.
1.750% due 12/18/2002		10,000	9,962
TotalFinaElf SA
1.740% due 10/31/2002		110,000	109,840
UBS Finance, Inc.
1.750% due 12/18/2002		20,000	19,958
Westpac Banking Corp.
1.755% due 10/22/2002		3,000	2,997

			413,639

Repurchase Agreements 0.8%
Lehman Brothers, Inc.
1.375% due 10/01/2002		5,740	6,038

(Dated 09/30/2002. Collaterized by XTO Energy, Inc. 7.500% due 04/15/2012 valued at $7,385. Repurchase proceeds are $7,280.)
State Street Bank
1.550% due 10/01/2002		16,945	16,945

(Dated 09/30/2002. Collateralized by Federal Home Loan Bank 2.000% due 09/19/2003 valued at $17,286. Repurchase proceeds are $16,946.)
UBS - Warburg
1.400% due 10/01/2002		5,740	6,038

(Dated 09/30/2002. Collateralized by Tembec Industries, Inc. 8.500% due 02/05/2011 valued at $4,200. Repurchase proceeds are $4,200.)			29,021

62	PIMCO Funds Semi-Annual Report I 09.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

U.S. Treasury Bills 1.0%
1.591% due 11/14/2002-11/29/2002 (f)	$37,890	$37,806

Total Short-Term Instruments (Cost $479,869)		480,466

Total Investments 99.5% (Cost $4,295,847)		$3,697,556
Written Options (g) (0.4%) (Premiums $16,419)		(13,517)
Other Assets and Liabilities (Net) 0.8%		30,936

Net Assets 100.0%		$3,714,975

Notes to Schedule of Investments (amounts in thousands):

(a)	Security is in default.

(b)	Variable rate security. The rate listed is as of September 30, 2002.

(c)	Security becomes interest bearing at a future date.

(d)	Restricted security.

(e)	Payment in-kind bond security.

(f)	Securities are grouped by coupon or range of coupons and represent a range of maturities.

(g)	Premiums received on written options:

Type	# of Contracts	Premium	Value

Put—OTC 3 Month LIBOR Interest Rate Swap Strike @ 7.000 Exp. 01/07/2005	117,800,000	$2,462	$2,009
Call—OTC 3 Month LIBOR Interest Rate Swap Strike @ 5.500 Exp. 01/07/2005	76,500,000	1,581	5,297
Call—OTC 3 Month LIBOR Interest Rate Swap Strike @ 5.000 Exp. 01/07/2005	117,800,000	2,780	6,018
Put—CME Eurodollar December Futures Strike @ 96.500 Exp. 12/16/2002	30,857	9,596	193

		$16,419	$13,517

(h)	Foreign forward currency contracts outstanding at September 30, 2002:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized (Depreciation)

Sell	EC	62,598	11/2002	$(448)

(i)	Principal amount denoted in indicated currency:

EC—Euro

(j)	Short sales open at September 30, 2002 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

Republic of Venezuela	2.875	12/18/2007	$98,343	$74,249	$76,833
Tembec Industries, Inc.	8.500	02/01/2011	4,200	4,200	4,253
XTO Energy, Inc.	7.500	04/15/2012	7,000	7,385	7,185

				$85,834	$88,271

(k)	Swap agreements outstanding at September 30, 2002:

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 7.000% and the Fund will pay to the counterparty at par in the event of default of Williams Cos., Inc. 7.125% due 09/01/2011.
Broker: Goldman Sachs Exp. 12/01/2002	$7,000	$1
Receive a fixed rate equal to 6.000% and the Fund will pay to the counterparty at par in the event of default of Sprint Corp. 6.375% due 05/01/2009.
Broker: Morgan Stanley Exp. 12/15/2002	10,000	(87)
Receive a fixed rate equal to 3.600% and the Fund will pay to the counterparty at par in the event of default of Dynegy Holdings, Inc. 8.750% due 02/15/2012.
Broker: J.P. Morgan Chase & Co. Exp. 03/12/2007	5,000	(2,887)
Receive a fixed rate equal to 3.500% and the Fund will pay to the counterparty at par in the event of default of Dynegy Holdings, Inc. 6.875% due 04/01/2011.
Broker: Goldman Sachs Exp. 03/12/2007	5,000	(3,345)
Receive a fixed rate equal to 1.750% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.

Broker: J.P. Morgan Chase & Co. Exp. 05/24/2003	5,000	(88)
Receive a fixed rate equal to 1.200% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 2.750% due 07/17/2016.
Broker: J.P. Morgan Chase & Co. Exp. 05/24/2003	7,000	(29)
Receive a fixed rate equal to 3.000% and the Fund will pay to the counterparty at par in the event of default of Dynegy Holdings, Inc. 6.875% due 04/01/2011.
Broker: Merrill Lynch Exp. 05/15/2003	8,000	(3,660)

Receive a fixed rate equal to 1.500% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 4.500% due 03/07/2017.
Broker: J.P. Morgan Chase & Co. Exp. 05/28/2003	10,000	(197)
Receive a fixed rate equal to 0.900% and the Fund will pay to the counterparty at par in the event of default of Republic of Bulgaria 2.688% due 07/28/2011.
Broker: J.P. Morgan Chase & Co. Exp. 05/28/2003	7,000	(20)

See accompanying notes I 09.30.02 I PIMCO Funds Semi-Annual Report	63

Schedule of Investments (Cont.)
High Yield Fund
September 30, 2002 (Unaudited)

Receive a fixed rate equal to 1.570% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Broker: Goldman Sachs Exp. 05/29/2003	$7,000	$(19)
Receive a fixed rate equal to 1.820% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 9.625% due 02/08/2011.
Broker: Goldman Sachs Exp. 11/30/2003	9,000	(81)
Receive a fixed rate equal to 2.100% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Broker: Goldman Sachs Exp. 11/30/2003	7,000	(112)
Receive a fixed rate equal to 1.770% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 9.625% due 02/08/2011.
Broker: Goldman Sachs Exp. 11/30/2003	9,000	(86)
Receive a fixed rate equal to 3.550% and the Fund will pay to the counterparty at par in the event of default of France Telecom SA 4.576% due 03/14/2003.
Broker: ABN AMRO Bank N.V. Exp. 06/03/2003	17,500	2
Receive a fixed rate equal to 7.500% and the Fund will pay to the counterparty at par in the event of default of Qwest Corp. 8.875% due 03/15/2012.
Broker: Morgan Stanley Exp. 06/05/2003	6,500	(309)
Receive a fixed rate equal to 7.250% and the Fund will pay to the counterparty at par in the event of default of Qwest Corp. 7.625% due 06/09/2003.
Broker: Merrill Lynch Exp. 06/03/2003	10,000	(1,506)
Receive a fixed rate equal to 3.700% and the Fund will pay to the counterparty at par in the event of default of Sprint Capital Corp. 8.375% due 03/15/2012.
Broker: UBS - Warburg Exp. 06/09/2003	25,000	(1,665)
Receive a fixed rate equal to 3.700% and the Fund will pay to the counterparty at par in the event of default of Sprint Capital Corp. 8.375% due 03/15/2012.
Broker: UBS - Warburg Exp. 11/15/2002	10,000	(133)
Receive a fixed rate equal to 3.450% and the Fund will pay to the counterparty at par in the event of default of France Telecom SA 5.750% due 04/25/2007.
Broker: Goldman Sachs Exp. 06/05/2003	25,000	3
Receive a fixed rate equal to 3.950% and the Fund will pay to the counterparty at par in the event of default of France Telecom SA 5.700% due 07/25/2010.
Broker: Morgan Stanley Exp. 06/14/2003	4,000	(56)
Receive a fixed rate equal to 1.250% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 9.625% due 02/08/2011.
Broker: Credit Suisse First Boston Exp. 06/14/2003	20,000	(70)
Receive a fixed rate equal to 1.300% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Broker: Credit Suisse First Boston Exp. 06/14/2003	10,000	(114)
Receive a fixed rate equal to 2.000% and the Fund will pay to the counterparty at par in the event of default of Deutsche Telekom AG 5.250% due 05/20/2008.
Broker: UBS - Warburg Exp. 06/14/2003	41,500	(209)
Receive a fixed rate equal to 4.250% and the Fund will pay to the counterparty at par in the event of default of Sprint Corp. 6.875% due 11/15/2028.
Broker: Credit Suisse First Boston Exp. 06/14/2003	2,500	(35)
Receive a fixed rate equal to 7.750% and the Fund will pay to the counterparty at par in the event of default of Williams Cos., Inc. 8.125% due 03/15/2012.
Broker: Morgan Stanley Exp. 06/14/2003	2,800	(574)
Receive a fixed rate equal to 7.500% and the Fund will pay to the counterparty at par in the event of default of CIT Group, Inc. 7.750% due 04/02/2012.
Broker: Morgan Stanley Exp. 06/19/2003	20,000	761
Receive a fixed rate equal to 5.000% and the Fund will pay to the counterparty at par in the event of default of CIT Group, Inc. 7.750% due 04/02/2012.
Broker: Credit Suisse First Boston Exp. 06/30/2003	5,000	91

		$(14,424)

64	PIMCO Funds Semi-Annual Report I 09.30.02 I See accompanying notes

Schedule of Investments
Low Duration Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 19.9%
Banking & Finance 8.6%
Banco Nacional de Comercio Exterior
7.250% due 02/02/2004	$1,800	$1,890
Bank of America Corp.
7.875% due 12/01/2002	100	101
6.625% due 06/15/2004	1,000	1,074
Bear Stearns Cos., Inc.
6.125% due 02/01/2003	3,000	3,038
6.200% due 03/30/2003	9,700	9,890
2.380% due 05/24/2004 (a)	2,000	2,010
2.317% due 06/01/2004 (a)	3,000	3,005
Beaver Valley Funding Corp.
8.250% due 06/01/2003	318	319
Beneficial Corp.
6.575% due 12/16/2002	5,440	5,475
Capital One Bank
2.770% due 06/23/2003 (a)	1,100	1,093
CIT Group, Inc.
2.210% due 10/01/2002 (a)	10,000	10,000
2.310% due 04/07/2003 (a)	2,900	2,895
Conoco Funding Co.
6.350% due 10/15/2011	950	1,071
Credit Asset Receivable LLC
6.274% due 10/31/2003	13,032	13,112
Export-Import Bank Korea
6.500% due 11/15/2006	6,700	7,440
7.100% due 03/15/2007	6,700	7,630
Finova Group, Inc.
7.500% due 11/15/2009 (b)	2,100	651
Ford Motor Credit Co.
6.000% due 01/14/2003	15,000	15,048
1.877% due 02/13/2003 (a)	2,000	1,978
2.076% due 03/17/2003 (a)	3,000	2,963
6.125% due 04/28/2003	14,000	14,106
2.076% due 06/02/2003 (a)	600	588
2.530% due 06/23/2003 (a)	9,800	9,630
7.375% due 10/28/2009	100	95
7.875% due 06/15/2010	1,860	1,837
7.375% due 02/01/2011	580	548
Gemstone Investors Ltd.
7.710% due 10/31/2004	21,400	17,142
General Motors Acceptance Corp.
1.842% due 11/12/2002 (a)	17,400	17,374
5.875% due 01/22/2003	500	504
6.750% due 03/15/2003	3,700	3,758
1.820% due 07/20/2003 (a)	3,451	3,451
2.223% due 07/21/2003 (a)	200	198
2.142% due 08/04/2003 (a)	98,420	97,139
5.550% due 09/15/2003	3,000	3,047
5.750% due 11/10/2003	5,000	5,099
2.668% due 01/20/2004 (a)	41,720	40,965
2.670% due 03/22/2004 (a)	5,000	4,894
2.010% due 04/05/2004 (a)	1,700	1,647
2.680% due 05/04/2004 (a)	3,700	3,610
2.442% due 05/10/2004 (a)	600	584
2.620% due 05/17/2004 (a)	1,300	1,267
7.625% due 06/15/2004	1,000	1,048
6.850% due 06/17/2004	1,000	1,036
2.298% due 07/21/2004 (a)	600	578
2.321% due 07/30/2004 (a)	400	386
7.430% due 12/01/2021	395	400
Heller Financial, Inc.
2.087% due 04/28/2003 (a)	20,000	20,032
Household Finance Corp.
7.625% due 01/15/2003	10,849	10,975
6.125% due 02/27/2003	1,500	1,518
2.060% due 06/24/2003 (a)	1,500	1,485
2.146% due 05/28/2004 (a)	500	484
7.125% due 09/01/2005	50	51
7.200% due 07/15/2006	290	296
J.P. Morgan Chase & Co.
7.625% due 09/15/2004	100	109
Korea Development Bank
7.625% due 10/01/2002	$21,200	$21,200
6.500% due 11/15/2002	6,698	6,733
5.878% due 06/16/2003 (a)	3,500	3,570
6.625% due 11/21/2003	20,300	21,260
Lehman Brothers Holdings, Inc.
8.250% due 06/15/2007	100	117
Marsh & McLennan Cos., Inc.
6.625% due 06/15/2004	1,000	1,077
Merrill Lynch & Co.
6.130% due 04/07/2003	7,770	7,930
6.550% due 08/01/2004	100	107
Metropolitan Life Insurance Co.
6.300% due 11/01/2003	17,850	18,572
Middletown Trust
11.750% due 07/15/2010	811	836
National Rural Utilities Cooperative Finance Corp.
2.820% due 04/26/2004 (a)	1,000	1,003
6.125% due 05/15/2005	75	80
Pemex Finance Ltd.
6.125% due 11/15/2003	6,333	6,548
Pemex Project Funding Master Trust
3.360% due 01/07/2005 (a)	46,000	46,048
Rothmans Holdings
6.500% due 05/06/2003	14,000	14,350
Salomon Smith Barney Holdings, Inc.
2.142% due 05/04/2004 (a)	32,760	32,871
Salomon, Inc.
7.500% due 02/01/2003	3,000	3,055
Sears Roebuck Acceptance Corp.
6.900% due 08/01/2003	50	52
Shopping Center Associates
6.750% due 01/15/2004	11,725	12,179
Spieker Properties, Inc.
6.800% due 05/01/2004	2,000	2,107
Trinom Ltd.
5.879% due 12/18/2004 (a)	5,700	5,740
Verizon Global Funding Corp.
6.125% due 06/15/2007	136,600	142,391
Wells Fargo & Co.
6.625% due 07/15/2004	1,000	1,077
Wells Fargo Financial, Inc.
5.450% due 05/03/2004	6,250	6,570

		712,037

Industrials 5.3%
Allied Waste North America, Inc.
7.375% due 01/01/2004	5,000	4,975
Atlas Air, Inc.
8.010% due 01/02/2010	8,651	3,995
Coastal Corp.
6.500% due 05/15/2006	10,000	7,507
Conoco, Inc.
5.900% due 04/15/2004	3,100	3,255
Cox Enterprises, Inc.
2.722% due 05/01/2033 (a)	2,000	1,981
CSX Corp.
6.250% due 10/15/2008	1,197	1,322
DaimlerChrysler North America Holding Corp.
2.596% due 12/16/2002 (a)	13,900	13,915
2.132% due 08/21/2003 (a)	900	896
2.220% due 08/16/2004 (a)	1,000	986
6.900% due 09/01/2004	1,000	1,060
Eastman Chemical Co.
6.375% due 01/15/2004	250	261
Electric Lightwave, Inc.
6.050% due 05/15/2004	3,000	2,823
Enron Corp.
6.500% due 08/01/2002 (b)	13,700	1,473
6.750% due 09/01/2004 (b)	1,545	209
7.625% due 09/10/2004 (b)	2,400	324
8.375% due 05/23/2005 (b)	7,355	993
8.000% due 08/15/2005 (b)	8,300	1,702

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	65

Schedule of Investments (Cont.)
Low Duration Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

Federal-Mogul Corp.
7.500% due 07/01/2004 (b)	$28,600	$5,863
General Motors Corp.
6.250% due 05/01/2005	7,000	7,184
General Motors Nova Scotia Finance
6.850% due 10/15/2008	20,500	21,171
HCA, Inc.
8.130% due 08/04/2003	5,000	5,172
IMEXA Export Trust
10.125% due 05/31/2003	2,491	915
International Game Technology
7.875% due 05/15/2004	500	523
International Paper Co.
8.000% due 07/08/2003	10,000	10,395
ITT Destinations, Inc.
6.750% due 11/15/2005	2,000	1,930
Kellogg Co.
6.600% due 04/01/2011	290	332
Kroger Co.
7.150% due 03/01/2003	13,500	13,746
Limestone Electron Trust
8.625% due 03/15/2003	8,100	7,216
MGM Mirage, Inc.
8.500% due 09/15/2010	55	59
Nabisco, Inc.
6.125% due 02/01/2033	6,600	6,672
NWA Trust
10.230% due 06/21/2014	588	557
Occidental Petroleum Corp.
6.400% due 04/01/2003 (a)	27,945	28,494
Park Place Entertainment Corp.
7.950% due 08/01/2003	15,955	16,226
Petroleos Mexicanos
9.375% due 12/02/2008	5,500	5,926
Philip Morris Cos., Inc.
7.250% due 01/15/2003 (a)	4,050	4,100
8.250% due 10/15/2003	1,000	1,055
6.950% due 06/01/2006	25,000	27,710
Phillips Petroleum Co.
8.500% due 05/25/2005	2,000	2,291
Qwest Capital Funding, Inc.
5.875% due 08/03/2004	6,000	4,080
Qwest Corp.
5.650% due 11/01/2004	9,250	8,001
6.125% due 11/15/2005	2,330	1,992
R.J. Reynolds Holdings, Inc.
7.750% due 05/15/2006	990	1,095
Raytheon Co.
6.500% due 07/15/2005	170	181
Rollins Truck Leasing Co.
8.000% due 02/15/2003	3,000	3,054
Sonat, Inc.
7.625% due 07/15/2011	1,340	879
SR Wind Ltd.
6.992% due 05/18/2005 (a)	6,000	6,013
7.492% due 05/18/2005 (a)	3,000	3,057
System Energy Resources, Inc.
7.430% due 01/15/2011	1,195	1,302
TCI Communications, Inc.
2.520% due 03/11/2003 (a)	3,000	2,978
Time Warner Entertainment Co. L.P.
7.975% due 08/15/2004	1,950	1,936
Time Warner, Inc.
8.110% due 08/15/2006	100	96
TTX Co.
7.820% due 07/21/2003	61,000	63,610
Union Pacific Corp.
6.650% due 01/15/2011	90	101
Waste Management, Inc.
6.500% due 05/15/2004	59,000	60,131
6.500% due 11/15/2008	550	564
7.375% due 08/01/2010	1,810	1,909
Weyerhaeuser Co.
5.500% due 03/15/2005	34,200	35,554
6.125% due 03/15/2007	26,060	27,784
Williams Cos., Inc.
6.250% due 02/01/2006	110	70
7.625% due 07/15/2019	200	111

		439,712

Utilities 6.0%
ALLETE, Inc.
2.798% due 10/20/2003 (a)	100	100
Appalachian Power Co.
4.800% due 06/15/2005	34,040	34,164
Arizona Public Service Co.
5.875% due 02/15/2004	5,600	5,791
Arkansas Power & Light
6.000% due 10/01/2003	450	452
AT&T Corp.
5.625% due 03/15/2004	20,000	19,858
6.500% due 11/15/2006	5,000	4,930
British Telecom PLC
3.121% due 12/15/2003 (a)	8,900	8,884
7.875% due 12/15/2005	73,400	81,981
8.375% due 12/15/2010	285	335
CenturyTel, Inc.
7.750% due 10/15/2002	32,000	32,043
Cleveland Electric Illuminating Co.
9.500% due 05/15/2005	9,000	9,053
CMS Energy Corp.
8.375% due 07/01/2003	7,750	6,589
DTE Energy Co.
7.110% due 11/15/2038 (a)	21,000	21,584
Entergy Louisiana, Inc.
8.500% due 06/01/2003	4,000	4,140
Entergy Mississippi, Inc.
7.750% due 02/15/2003	35,000	35,593
France Telecom SA
2.665% due 07/16/2003 (a)	12,200	12,207
8.700% due 03/01/2006 (a)	35,000	37,267
Hydro-Quebec
6.300% due 05/11/2011	100	115
Illinois Power Co.
6.000% due 09/15/2003	12,500	10,875
Jersey Central Power & Light Co.
7.125% due 10/01/2004	500	501
Niagara Mohawk Power Co.
7.250% due 10/01/2002	16,634	16,634
7.375% due 08/01/2003	145	150
7.750% due 10/01/2008	2,270	2,668
NorAm Energy Corp.
6.375% due 11/01/2003	2,000	1,741
Ohio Edison Co.
8.625% due 09/15/2003	5,000	5,177
Pacific Gas & Electric Co.
7.583% due 10/31/2049 (a)(b)	46,700	43,898
Progress Energy, Inc.
7.100% due 03/01/2011	550	602
Reliant Energy Resources Corp.
8.125% due 07/15/2005	3,300	2,982
Sprint Capital Corp.
9.500% due 04/01/2003	5,800	5,456
5.700% due 11/15/2003	4,000	3,644
5.875% due 05/01/2004	8,800	7,610
7.900% due 03/15/2005	4,000	3,250
6.000% due 01/15/2007	21,000	14,449
6.125% due 11/15/2008	63,571	42,244
6.875% due 11/15/2028	30	17
Texas Utilities Corp.
9.700% due 02/28/2003	4,695	4,830
6.750% due 04/01/2003	3,875	3,956
6.875% due 08/01/2005	2,000	2,130
TXU Electric Co.
6.750% due 03/01/2003	925	941

66	PIMCO Funds Semi-Annual Report I 09.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

United Illuminating Co.
6.000% due 12/15/2003	$13,000	$13,489

		502,330

Total Corporate Bonds & Notes
(Cost $1,699,865)		1,654,079

U.S. GOVERNMENT AGENCIES 0.1%
Federal Farm Credit Bank
5.150% due 01/07/2003	1,000	1,010
Federal Home Loan Bank
4.125% due 08/15/2003	2,000	2,045
Freddie Mac
7.000% due 02/15/2003	1,240	1,265
Small Business Administration
4.000% due 01/25/2013 (a)	228	233
3.500% due 02/25/2014 (a)	434	440

Total U.S. Government Agencies
(Cost $4,957)		4,993

U.S. TREASURY OBLIGATIONS 0.3%
Treasury Inflation Protected Securities (h)
3.375% due 01/15/2007	21,711	23,655

Total U.S. Treasury Obligations
(Cost $23,351)		23,655

MORTGAGE-BACKED SECURITIES 60.9%
Collateralized Mortgage Obligations 15.3%
Amortizing Residential Collateral Trust
2.073% due 09/25/2030 (a)	5,388	5,375
Bank of America Mortgage Securities, Inc.
5.819% due 10/20/2032 (a)	44,300	45,041
Bank of America Mortgage Securities, Inc.—2A1
5.819% due 10/20/2032 (a)	44,300	45,041
Bear Stearns Adjustable Rate Mortgage Trust
6.750% due 03/25/2028	25,791	26,854
7.451% due 12/25/2030 (a)	1,715	1,722
7.491% due 12/25/2030 (a)	2,336	2,346
6.340% due 09/25/2031 (a)	19,455	19,683
6.102% due 12/25/2031 (a)	6,737	6,914
6.160% due 12/25/2031 (a)	12,771	13,106
6.247% due 01/25/2032 (a)	15,181	15,377
5.439% due 10/25/2032 (a)	9,800	9,935
Cendant Mortgage Corp.
7.217% due 03/18/2028	27,039	27,275
6.750% due 04/25/2031	3,289	3,505
Chase Commercial Mortgage Securities Corp.
7.600% due 12/18/2005	49	50
Chase Mortgage Finance Corp.
6.500% due 06/25/2013 (a)	1,249	1,256
6.750% due 06/25/2028	11,250	11,659
6.350% due 07/25/2029	2,118	2,160
Citicorp Mortgage Securities, Inc.
5.338% due 12/01/2019 (a)	171	170
6.750% due 05/25/2028	6,266	6,624
CMC Securities Corp. IV
7.250% due 10/25/2027 (a)	4,034	4,104
7.250% due 11/25/2027	3,392	3,444
CNL Commercial Loan Trust
2.464% due 10/20/2027 (a)	56,119	56,119
Commercial Trust
6.670% due 12/15/2003 (a)	2,098	1,986
Countrywide Alternative Loan Trust
8.000% due 07/25/2030	19	19
Countrywide Home Loans, Inc.
6.500% due 08/25/2032 (a)	6,876	7,052
Criimi Mae Financial Corp.
7.000% due 01/01/2033	6,200	6,696
CS First Boston Mortgage Securities Corp.
6.960% due 06/20/2029	14	14
7.500% due 02/25/2031	23,547	24,234
7.500% due 03/25/2031	9,750	10,133
2.500% due 03/25/2032 (a)	62,328	62,078
5.781% due 10/25/2032	66,792	68,250
2.360% due 08/25/2033 (a)	1,900	1,900
6.400% due 01/17/2035	71	73
1.000% due 12/19/2039	7	7
DLJ Commercial Mortgage Corp.
7.300% due 06/10/2032	195	228
DLJ Mortgage Acceptance Corp.
11.000% due 08/01/2019	413	475
6.540% due 05/25/2024 (a)	511	514
2.313% due 06/25/2026 (a)	4,347	4,358
6.850% due 12/17/2027	150	155
Drexel Burnham Lambert Trust
2.625% due 05/01/2016 (a)	13	13
Enterprise Mortgage Acceptance Co.
6.110% due 01/15/2025	40	41
E-Trade Bank Mortgage-Backed Securities Trust
7.037% due 09/25/2031	2,211	2,266
Fannie Mae
8.950% due 05/25/2003	0	0
9.000% due 07/25/2003	5	5
9.400% due 07/25/2003	1	1
6.875% due 06/25/2009	105	105
9.250% due 10/25/2018	35	40
9.500% due 03/25/2020	2,995	3,374
9.500% due 05/25/2020	574	647
9.000% due 03/25/2021	1,742	1,958
9.000% due 04/25/2021	57	64
8.000% due 12/25/2021	1,987	2,101
2.443% due 04/25/2022 (a)	100	100
Federal Housing Administration
7.430% due 10/01/2020	4,098	4,150
First Horizon Asset Securities, Inc.
6.750% due 02/25/2031	10,411	10,748
First Nationwide Trust
7.750% due 10/25/2030	5,787	5,852
Freddie Mac
8.000% due 07/01/2006	18	19
8.500% due 01/01/2007	32	34
5.750% due 01/15/2008	1	1
9.500% due 07/01/2010	38	41
6.500% due 08/15/2011	8,550	8,958
8.000% due 01/01/2012	69	74
12.500% due 09/30/2013	311	336
11.750% due 02/01/2014	1	1
10.000% due 07/15/2019	124	129
10.000% due 05/15/2020	90	94
9.000% due 12/15/2020	1,218	1,244
9.500% due 01/15/2021	484	511
8.000% due 04/15/2021	572	594
9.500% due 09/01/2021	15	16
8.000% due 04/01/2022	205	221
8.000% due 11/01/2022	144	155
8.500% due 08/01/2024	61	66
8.500% due 11/01/2024	483	521
6.250% due 04/15/2028	3,364	3,467
7.500% due 07/15/2030	5,486	5,846
2.273% due 11/15/2030 (a)	246	247
4.617% due 08/15/2032 (a)	3,453	3,410
Freddie Mac — 1082C
9.000% due 05/15/2021	39	43
Freddie Mac — 130E
9.000% due 05/15/2021	49	51
German American Capital Corp.
7.000% due 08/12/2010	6,800	7,634
Glendale Federal Savings & Loan
11.000% due 03/01/2010	12	12
GMAC Commercial Mortgage Corp.
2.270% due 02/20/2003 (a)	573	574
2.200% due 09/20/2005 (a)	200	200
Golden Mortgage Loan
7.875% due 02/25/2031 (a)	7,298	7,260

See accompanying notes I 09.30.02 I PIMCO Funds Semi-Annual Report	67

Schedule of Investments (Cont.)
Low Duration Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

Goldman Sachs Mortgage Securities Corp.
2.882% due 10/25/2032	$89,100	$89,100
Government National Mortgage Association
2.373% due 12/16/2025 (a)	1,375	1,379
Home Savings of America
4.274% due 05/25/2027 (a)	728	734
Impac Secured Assets CMN Owner Trust
8.000% due 07/25/2030	25,832	26,448
Imperial Savings Association
8.871% due 07/25/2017 (a)	19	19
9.900% due 02/25/2018	197	198
International Mortgage Acceptance Corp.
12.250% due 03/01/2014	66	71
LB Commercial Conduit Mortgage Trust
6.330% due 11/18/2004	74	76
Mellon Residential Funding Corp.
6.400% due 06/25/2028	16,661	16,829
6.580% due 07/25/2029 (a)	14,348	14,397
Morgan Stanley Capital I
7.328% due 01/16/2006	113	116
7.460% due 02/15/2020	11,503	11,596
10.030% due 08/15/2023	35	35
Mortgage Capital Funding, Inc.
6.325% due 10/18/2007	15,839	16,898
Nationslink Funding Corp.
6.297% due 11/10/2002	5,000	5,141
2.160% due 04/10/2007 (a)	1,804	1,809
Norwest Asset Securities Corp.
6.500% due 04/25/2028	578	587
6.500% due 01/25/2029	6,000	6,298
PHH Mortgage Services Corp.
7.315% due 02/18/2028	21,426	21,533
PNC Mortgage Securities Corp.
6.500% due 12/25/2028	11,392	11,567
6.300% due 06/25/2029	19,210	19,738
7.430% due 05/25/2040 (a)	43	43
Prudential Home Mortgage Securities
7.500% due 09/25/2007	398	414
7.000% due 01/25/2008	6,553	6,544
6.750% due 11/25/2008	5,745	5,833
7.000% due 08/25/2009	1,492	1,501
Prudential-Bache Trust
8.400% due 03/20/2021	1,763	1,863
Resecuritization Mortgage Trust
6.060% due 04/26/2021 (a)	1,567	1,567
6.500% due 04/19/2029	15,320	15,659
Residential Accredit Loans, Inc.
6.500% due 02/25/2029 (a)	8,329	8,389
7.000% due 07/25/2029	143	145
Residential Asset Securitization Trust
6.500% due 09/25/2014 (a)	215	225
2.043% due 06/25/2031	96	96
Residential Funding Mortgage Securities I
7.500% due 12/25/2025	703	711
7.500% due 07/25/2027	2,842	2,843
7.000% due 10/25/2027 (a)	6,754	6,855
6.250% due 11/25/2028	6,000	6,269
5.691% due 09/25/2032	28,100	28,609
Resolution Trust Corp.
7.039% due 10/25/2021 (a)	30	31
8.625% due 10/25/2021	5,088	5,082
9.059% due 10/25/2021	125	125
6.811% due 05/25/2029 (a)	1,394	1,405
Ryland Acceptance Corp.
11.500% due 12/25/2016	7	7
Salomon Brothers Mortgage Securities VII
6.987% due 12/25/2017 (a)	846	857
Salomon Brothers Mortgage Securities VII, Inc.
6.354% due 03/25/2024 (a)	399	400
6.551% due 10/25/2024 (a)	90	90
2.213% due 09/25/2029 (a)	60	60
7.606% due 11/25/2030	823	829
2.133% due 06/25/2032 (a)	7,189	7,174
Sears Mortgage Securities
12.000% due 02/25/2014	36	36
7.431% due 10/25/2022 (a)	786	952
Sequoia Mortgage Trust
2.120% due 08/20/2032 (a)	35,305	35,305
SLH Mortgage Trust
9.600% due 03/25/2021	307	307
Structured Asset Mortgage Investments, Inc.
6.871% due 06/25/2028 (a)	1,972	2,090
6.523% due 06/25/2029 (a)	18,690	19,362
9.180% due 06/25/2029 (a)	3,441	3,905
6.750% due 05/02/2030	1,280	1,309
2.140% due 09/19/2032 (a)	64,934	64,934
Structured Asset Securities Corp.
6.750% due 07/25/2029	8,601	8,781
2.263% due 05/25/2031 (a)	2,076	2,082
2.363% due 05/25/2031 (a)	9,743	9,518
6.250% due 01/25/2032 (a)	14,670	15,066
2.100% due 02/25/2032 (a)	16,230	16,168
2.100% due 07/25/2032 (a)	56,975	56,737
6.150% due 07/25/2032 (a)	11,685	11,991
TMA Mortgage Funding Trust
2.193% due 01/25/2029 (a)	4,528	4,528
Torrens Trust
2.040% due 07/15/2031 (a)	4,895	4,898
Union Planters Mortgage Finance Corp.
6.600% due 01/25/2028	10,248	10,371
Washington Mutual Mortgage Securities Corp.
6.196% due 07/25/2032	27,551	28,274
Wells Fargo Mortgage-Backed Securities Trust
7.000% due 02/25/2016	26,246	27,067
6.125% due 07/25/2031	9,944	10,120
6.201% due 01/25/2032 (a)	2,369	2,402
5.221% due 09/25/2032 (a)	16,000	16,253

		1,269,807

Fannie Mae 36.8%
3.875% due 07/01/2017 (a)	206	210
3.990% due 06/01/2017 (a)	52	53
4.070% due 08/01/2017 (a)	25	25
4.073% due 07/01/2018 (a)	27	27
4.657% due 04/01/2018 (a)	4,522	4,672
4.837% due 11/01/2017 (a)	211	213
4.858% due 01/01/2021 (a)	167	167
4.998% due 12/01/2023 (a)	147	151
5.248% due 11/01/2017 (a)	98	101
5.249% due 07/25/2017 (a)	1,446	1,449
5.500% due 04/01/2009-10/21/2017 (c)	1,164,263	1,198,729
5.568% due 02/01/2028 (a)	1,742	1,804
5.626% due 07/01/2017 (a)	248	253
5.721% due 04/01/2024 (a)	941	971
5.795% due 10/01/2030-11/01/2039 (a)(c)	8,293	8,515
5.912% due 07/01/2023 (a)	293	299
5.995% due 12/01/2017 (a)	72	73
6.000% due 10/01/2003-06/01/2032 (c)	1,601,060	1,663,871
6.121% due 10/01/2024 (a)	1,550	1,606
6.203% due 11/01/2018 (a)	67	67
6.248% due 01/01/2024 (a)	40	41
6.281% due 08/01/2029 (a)	11,481	11,992
6.498% due 01/01/2024 (a)	729	757
6.500% due 09/01/2005-06/01/2008 (c)	276	283
7.000% due 12/01/2006-07/01/2012 (c)	87,359	92,569
8.000% due 02/01/2027-11/01/2031 (c)	53,431	57,144
8.500% due 03/01/2008-01/01/2026 (c)	1,504	1,627
9.000% due 01/01/2025	1	2
9.500% due 07/01/2024-11/01/2025 (c)	1,776	1,966
10.000% due 02/01/2004-01/01/2025 (c)	445	498
10.500% due 06/01/2005-12/01/2024 (c)	57	61
11.000% due 11/01/2020	25	28
11.250% due 10/01/2015	20	23
11.500% due 12/01/2008-02/01/2020 (c)	30	34
11.750% due 02/01/2016	32	38
12.000% due 01/01/2015	4	4
13.000% due 07/01/2015	5	5

68	PIMCO Funds Semi-Annual Report I 09.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

13.250% due 09/01/2011	$9	$11
15.500% due 10/01/2012-12/01/2012 (c)	4	4
15.750% due 12/01/2011	16	19
16.000% due 09/01/2012-12/01/2012 (c)	7	9

		3,050,371

Federal Housing Administration 0.5%
6.950% due 04/01/2014	1,879	1,891
7.000% due 08/01/2022	2,887	2,908
7.400% due 02/01/2019	30	30
7.421% due 11/01/2019	265	274
7.430% due 10/01/2019-11/01/2025 (c)	36,452	37,037

		42,140

Freddie Mac 0.3%
4.375% due 03/01/2017 (a)	125	126
5.625% due 01/01/2017 (a)	21	21
6.000% due 09/01/2006-03/01/2011 (c)	4,881	5,048
6.048% due 06/01/2024 (a)	334	343
6.073% due 02/01/2020 (a)	1,402	1,452
6.307% due 09/01/2023 (a)	107	111
6.336% due 11/01/2022 (a)	891	913
6.355% due 12/01/2022 (a)	296	306
6.365% due 11/01/2023 (a)	245	251
6.383% due 10/01/2023 (a)	503	515
6.389% due 03/01/2024 (a)	34	35
6.462% due 01/01/2024 (a)	902	929
6.529% due 07/01/2018 (a)	190	196
6.617% due 01/01/2024 (a)	391	406
6.828% due 10/01/2027 (a)	537	561
7.500% due 09/01/2006	20	21
8.000% due 03/01/2007-12/01/2024 (c)	1,710	1,839
8.250% due 10/01/2007-01/01/2009 (c)	48	52
8.500% due 10/01/2002-11/01/2025 (c)	4,957	5,344
9.000% due 07/01/2004-08/01/2022 (c)	1,465	1,621
9.500% due 12/01/2004-02/01/2025 (c)	143	156
9.750% due 11/01/2008	303	335
10.000% due 04/01/2015-10/01/2019 (c)	49	55
10.500% due 10/01/2010-02/01/2016 (c)	14	16
10.750% due 09/01/2009-08/01/2011 (c)	195	222
11.500% due 10/01/2015-01/01/2016 (c)	36	41
11.750% due 11/01/2010-08/01/2015 (c)	4	4
12.000% due 09/01/2013	1	2
14.000% due 09/01/2012-04/01/2016 (c)	7	8
14.500% due 12/01/2010	2	2
15.000% due 08/01/2011-12/01/2011 (c)	2	3

		20,934

Government National Mortgage Association 8.0%
4.500% due 05/20/2030 (a)	184	188
5.000% due 01/20/2032-02/20/2032 (a)(c)	62,367	63,823
5.375% due 03/20/2019-06/20/2027 (a)(c)	21,112	21,788
6.000% due 07/20/2030 (a)	222	225
6.375% due 04/20/2016-03/20/2017 (a)(c)	77	79
6.500% due 05/15/2023-10/15/2023 (c)	377	396
6.625% due 10/20/2023-12/20/2027 (a)(c)	21,906	22,666
6.750% due 08/20/2022-07/20/2027 (a)(c)	28,870	29,766
7.000% due 03/15/2011-10/23/2032 (c)	470,239	493,900
7.500% due 03/15/2022-11/15/2026 (c)	2,905	3,107
7.750% due 09/20/2026 (a)	41	42
8.000% due 11/15/2006-12/15/2024 (c)	14,601	15,887
8.500% due 12/15/2021-04/15/2022 (c)	21	23
9.000% due 06/20/2016-12/15/2030 (c)	8,861	9,705
9.500% due 10/15/2016-06/15/2025 (c)	62	70
9.750% due 07/15/2017-10/15/2017 (c)	207	235
10.000% due 10/15/2013-11/15/2025 (c)	44	50
10.500% due 11/15/2019-02/15/2021 (c)	12	14
11.000% due 09/15/2010	4	4
11.500% due 08/15/2018	22	26
11.750% due 08/15/2013-08/15/2015 (c)	36	42
12.000% due 06/20/2015	5	6
13.000% due 10/15/2013	5	6
13.500% due 05/15/2011-11/15/2012 (c)	19	23
16.000% due 12/15/2011-02/15/2012 (c)	19	24

		662,095

Stripped Mortgage-Backed Securities 0.0%
Fannie Mae (IO)
0.950% due 03/25/2009 (a)	7,034	123
6.000% due 02/25/2008	60	0
6.500% due 03/25/2009	471	47
6.500% due 03/25/2009	1,145	110
6.500% due 05/25/2019	1,566	20
6.500% due 04/25/2020	758	9
6.500% due 03/25/2023	1,251	142
6.600% due 03/25/2024 (a)	1,817	47
7.000% due 05/25/2021	678	13
256.000% due 11/01/2008	11	42
859.771% due 02/25/2022	6	68
Fannie Mae (PO)
0.000% due 09/25/2022	8	7
Freddie Mac (IO)
4.000% due 01/15/2024	20,281	2,415
6.000% due 02/15/2008	12	0
6.500% due 05/15/2019	79	0
6.500% due 06/15/2019	120	0
6.500% due 04/15/2022	883	71
7.000% due 05/15/2023	140	14
1049.625% due 04/15/2021	1	3
Prudential Home Mortgage Securities (IO)
0.262% due 04/25/2009 (a)	24,550	69

		3,200

Total Mortgage-Backed Securities (Cost $ 4,982,918)		5,048,547

ASSET-BACKED SECURITIES 5.6%
Ace Securities Corp.
2.153% due 06/25/2032 (a)	13,954	13,931
Advanta Mortgage Loan Trust
7.760% due 05/25/2018	22,700	23,518
Ameriquest Mortgage Securities, Inc.
2.143% due 06/15/2030 (a)	95	95
2.123% due 07/15/2030 (a)	190	190
2.120% due 05/25/2032 (a)	11,087	11,079
2.080% due 08/25/2032 (a)	30,540	30,459
Amresco Residential Securities Mortgage Loan Trust
2.040% due 07/25/2027 (a)	85	85
Asset-Backed Securities Home Equity Corp.
2.083% due 06/15/2031 (a)	260	260
Capital Asset Research Funding LP
6.400% due 12/15/2004	37	38
Champion Home Equity Loan Trust
6.737% due 05/25/2028 (a)	1,733	1,768
CIT Group Home Equity Loan Trust
2.083% due 06/25/2033 (a)	47,500	47,422
CIT Marine Trust
5.800% due 04/15/2010	59	60
Community Program Loan Trust
4.500% due 10/01/2018	13,151	13,341
Compucredit Credit Card Master Trust
2.043% due 03/15/2007 (a)	32,000	32,020
Countrywide Asset-Backed Certificates
2.043% due 06/25/2031 (a)	24,309	24,286
CS First Boston Mortgage Securities Corp.
2.083% due 12/15/2030 (a)	340	340
2.170% due 03/25/2032 (a)	34,940	34,800
Embarcadero Aircraft Securitization Trust
2.303% due 08/15/2025 (a)	4,900	4,018
EQCC Home Equity Loan Trust
1.983% due 10/15/2027 (a)	134	134
Equity One ABS, Inc.
7.325% due 03/25/2014	736	737
2.090% due 11/25/2032 (a)	58,499	58,110
GF Funding Corp.
6.890% due 01/20/2006	5,738	5,676
Green Tree Financial Corp.
6.550% due 02/15/2027	988	996
7.400% due 06/15/2027	9,399	9,782

See accompanying notes I 09.30.02 I PIMCO Funds Semi-Annual Report	69

Schedule of Investments (Cont.)
Low Duration Fund
September 30, 2002 (Unaudited)
	Principal Amount (000s)	Value (000s)

Green Tree Home Improvement Loan Trust
1.993% due 08/15/2029 (a)	$283	$282
Home Equity Mortgage Trust
6.177% due 06/25/2032 (a)	35,618	36,553
Household Mortgage Loan Trust
2.120% due 05/20/2032 (a)	13,799	13,792
IMC Home Equity Loan Trust
2.035% due 10/20/2027 (a)	1,552	1,550
Irwin Home Equity Loan Trust
7.460% due 09/25/2014	3,224	3,236
2.188% due 06/25/2021 (a)	91	91
2.100% due 06/25/2029 (a)	12,727	12,695
Marriott Vacation Club Owner Trust
2.170% due 09/20/2017 (a)	5,286	5,284
Merrill Lynch Mortgage Investors, Inc.
0.000% due 07/25/2004	32,600	2,791
Morgan Stanley Dean Witter Capital I
2.143% due 07/25/2032 (a)	14,585	14,544
Oakwood Mortgage Investors, Inc.
2.123% due 03/15/2014 (a)	12,734	12,740
Ocwen Mortgage Loan Trust
2.122% due 10/25/2029 (a)	93	92
Option One Mortgage Loan Trust
2.103% due 09/25/2030 (a)	1,189	1,187
Pacificamerica Home Equity Loan
2.033% due 04/25/2028 (a)	64	64
Renaissance Home Equity Loan Trust
2.160% due 08/25/2032 (a)	14,756	14,781
Saxon Asset Securities Trust
7.205% due 01/25/2019	65	66
SLM Student Loan Trust
2.342% due 04/25/2006 (a)	1,318	1,320
Vanderbilt Acquisition Loan Trust
3.280% due 01/07/2013	27,220	27,474
WMC Mortgage Loan
2.163% due 05/15/2030 (a)	3,121	3,115

Total Asset-Backed Securities (Cost $463,545)		464,802

SOVEREIGN ISSUES 0.6%
Republic of Brazil
3.062% due 04/15/2006 (a)	64,512	42,501
3.125% due 04/15/2009 (a)	2,306	1,153
11.000% due 01/11/2012	3,000	1,357
Republic of Panama
8.250% due 04/22/2008	5,500	5,294

Total Sovereign Issues (Cost $69,020)		50,305

PURCHASED PUT OPTIONS 0.0%
PNC Mortgage Securities Corp. (OTC)
7.430% due 05/25/2040 Strike @ 100.000 Exp. 04/01/2005	300	0

Total Purchased Put Options (Cost $0)		0

PREFERRED STOCK 0.0%
	Shares
Home Ownership Funding
13.331% due 12/31/2049	3,000	1,942
Rhone-Poulenc SA
8.125% due 12/31/2049	13,000	334

Total Preferred Stock (Cost $3,213)		2,276

SHORT-TERM INSTRUMENTS 33.3%
Commercial Paper 32.9%
AT&T Corp.
3.720% due 04/18/2003	62,300	58,630
BP Amoco Capital PLC
1.970% due 10/01/2002	290,000	290,000
CDC
1.750% due 11/04/2002	250,000	249,477
Fannie Mae
1.860% due 10/01/2002	23,000	23,000
1.720% due 11/27/2002	315,000	314,142
1.710% due 12/18/2002	108,100	107,690
Federal Home Loan Bank
1.680% due 10/17/2002	182,000	181,864
1.680% due 10/23/2002	100,000	99,897
Freddie Mac
1.700% due 10/31/2002 (d)	500	499
1.710% due 10/31/2002	150,000	149,786
HBOS Treasury Services PLC
1.740% due 10/23/2002	53,600	53,543
1.730% due 11/20/2002	150,000	149,640
Rabobank Nederland NV
1.920% due 10/01/2002	290,000	290,000
Shell Finance (UK) PLC
1.700% due 11/19/2002	80,000	79,815
TotalFinaElf SA
1.970% due 10/31/2002	280,000	280,000
UBS Finance, Inc.
1.970% due 12/18/2002	400,000	400,000

		2,727,983

Repurchase Agreement 0.2%
State Street Bank
1.550% due 10/01/2002	18,000	18,000

(Dated 09/30/2002. Collateralized by Federal Farm Credit Bank 3.125% due 10/01/2003 valued at $18,363. Repurchase proceeds are $18,000.)
U.S. Treasury Bills 0.2%
1.618% due 11/14/2002-11/29/2002 (c)(d)	16,175	16,139

Total Short-Term Instruments (Cost $2,765,801)		2,762,122

Total Investments 120.7% (Cost $10,012,670)		$10,010,779
Written Options (e) (0.0%) (Premiums $7,346)		(113)
Other Assets and Liabilities (Net) (20.7%)		(1,717,148)

Net Assets 100.0%		$8,293,518

70	PIMCO Funds Semi-Annual Report I 09.30.02 I See accompanying notes

Notes to Schedule of Investments (amounts in thousands):

(a)	Variable rate security. The rate listed is as of September 30, 2002.

(b)	Security is in default.

(c)	Securities are grouped by coupon or range of coupons and represent a range of maturities.

(d)	Securities with an aggregate market value of $13,146 have been segregated with the custodian to cover margin requirements for the following open futures contracts at September 30, 2002:

Type	# of Contracts	Unrealized Appreciation

Euro-Bobl 5 Year Note (12/2002)	6,959	$14,135
Euribor March Futures (03/2003)	2,285	6,115
Euribor June Futures (06/2003)	412	274
Eurodollar June Futures (06/2003)	2,468	7,288
Euribor Option March Futures (03/2003)	1,139	262

		$28,074

(e)	Premiums received on written options:

Type	# of Contracts	Premium	Value

Put—CME Eurodollar December Futures Strike @ 96.000 Exp. 12/16/2002	6,533	$3,640	$82
Put—CME Eurodollar December Futures Strike @ 96.500 Exp. 12/16/2002	4,944	3,706	31

		$7,346	$113

(f)	Foreign forward currency contracts outstanding at September 30, 2002:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation

Buy	EC	34,882	11/2002	$229
Sell	JY	2,357,726	12/2002	556

				$785

(g)	Principal amount denoted in indicated currency:

EC—Euro
JY—Japanese Yen

(h)	Principal amount of security is adjusted for inflation.

(i)	Swap agreements outstanding at September 30, 2002:

Type	Notional Amount		Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Broker: J.P. Morgan Chase & Co. Exp. 03/15/2032	EC	148,500	$3,939
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Broker: Morgan Stanley Exp. 03/15/2032	BP	95,800	(4,721)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 0.390%.
Broker: Goldman Sachs Exp. 06/18/2007	JY	4,481,100	$45
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 1.805%.
Broker: Morgan Stanley Exp. 01/11/2011		3,285,600	(2,062)
Receive a fixed rate equal to 0.430% and the Fund will pay to the counterparty at par in the event of default of Time Warner, Inc. 7.750% due 06/15/2005.
Broker: Lehman Brothers, Inc. Exp. 07/11/2003		$20,000	(826)
Receive a fixed rate equal to 0.230% and the Fund will pay to the counterparty at par in the event of default of Associates Corp. 6.000% due 04/15/2003.
Broker: UBS - Warburg Exp. 01/14/2003		43,000	(21)
Receive a fixed rate equal to 0.510% and the Fund will pay to the counterparty at par in the event of default of Time Warner, Inc. 7.750% due 06/15/2005.
Broker: Lehman Brothers, Inc. Exp. 01/25/2005		5,000	(172)
Receive a fixed rate equal to 0.810% and the Fund will pay to the counterparty at par in the event of default of Verizon Global Funding 6.750% due 12/01/2005.
Broker: Goldman Sachs Exp. 06/15/2004		50,000	(2,130)
Receive a fixed rate equal to 0.850% and the Fund will pay to the counterparty at par in the event of default of Verizon Global Funding 6.750% due 12/01/2005.
Broker: J.P. Morgan Chase & Co. Exp. 06/12/2004		30,000	(1,411)
Receive a fixed rate equal to 1.500% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Broker: Credit Suisse First Boston Exp. 04/24/2003		10,000	(51)
Receive a fixed rate equal to 1.200% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 9.625% due 02/08/2011.
Broker: Credit Suisse First Boston Exp. 06/03/2003		5,000	(18)
Receive a fixed rate equal to 5.500% and the Fund will pay to the counterparty at par in the event of default of CIT Group, Inc. 7.750% due 04/02/2012.
Broker: Morgan Stanley Exp. 06/20/2003		10,000	240

			$(7,188)

See accompanying notes I 09.30.02 I PIMCO Funds Semi-Annual Report	71

Schedule of Investments
Municipal Bond Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

MUNICIPAL BONDS & NOTES 96.5%
Alabama 0.7%
Alabama 21st Century Settlement Authority Revenue Bonds, Series 2001
5.750% due 12/01/2018	$2,295	$2,384

Alaska 0.1%
Alaska State Housing Finance Corp. Revenue Bonds, (MBIA Insured), Series 2002
5.250% due 06/01/2032	540	551

Arizona 1.4%
Phoenix Industrial Development Authority Revenue Bonds, (GNMA/FNMA/FHLMC Insured), Series 2000-1A
5.875% due 06/01/2016	650	686
Pima County, Arizona Industrial Development Authority Multi-Family Revenue Bonds, (HUD SECT 8 Insured), Series 1998
5.375% due 06/01/2010 (a)	1,210	1,349
Salt River Project Agricultural Import & Power District Revenue Bonds, Series 2002
4.750% due 01/01/2032	2,000	2,005
Scottsdale, Arizona Industrial Development Authority Hospital Revenue Bonds, (AMBAC Insured), Series 1997-A
6.500% due 09/01/2004	880	960

		5,000

California 5.6%
Alameda, California Harbor Bay Business Park Assessment Revenue Bonds, Series 1998
5.000% due 09/02/2006	360	369
California State General Obligation Bonds, (MBIA-IBC Insured), Series 1992
6.250% due 09/01/2012	800	1,000
California State General Obligation Bonds, Series 2002
5.250% due 04/01/2030	1,000	1,058
California State Inverse-Floater Bonds, Series 1992
11.044% due 09/01/2012 (a)	100	148
California Statewide Communities Development Authority Revenue Bonds, (CA Mortgage Insured), Series 2001
5.000% due 10/01/2018	1,500	1,586
Capistrano, California Unified School District Special Tax Bonds, Series 1999
5.000% due 09/01/2008	350	373
Foothill Eastern Transportation Corridor Agency California Toll Road Revenue Bonds, (MBIA-IBC Insured), Series 1999
5.875% due 01/15/2026	1,565	1,146
5.875% due 01/15/2027	1,500	1,097
Foothill Eastern Transportation Corridor Agency California Toll Road Revenue Bonds, Series 1995
0.000% due 01/01/2026	1,000	319
Irvine, California Special Assessment Bonds, (MBIA-IBC Insured), Series 1998
4.800% due 09/02/2004	150	156
4.900% due 09/02/2005	150	156
4.900% due 09/02/2005	160	166
5.000% due 09/02/2006	150	156
Lake Elsinore, California School Refunding Bonds, Series 1998
5.000% due 09/01/2006	350	377
Los Angeles, California Community Redevelopment Agency Certificates of Participation Bonds, Series 1984
7.550% due 11/01/2008	1,000	1,067
Los Angeles, California Unified School District General Obligation Bonds, (MBIA Insured), Series 2002
5.125% due 01/01/2027	3,000	3,166
Oceanside, California Unified School District General Obligation Bonds, (MBIA Insured), Series 2002
5.250% due 08/01/2032	2,095	2,255
Orange County, California Improvement Bonds, Series 1998-A
4.900% due 09/02/2005	200	208
Pittsburg, California Infrastructure Refunding Bonds, Series 1998-A
4.900% due 09/02/2003	150	154
5.000% due 09/02/2004	150	159
Riverside County, California Special Tax Refunding Bonds, Series 1999
4.700% due 09/01/2005	170	178
Roseville, California Special Tax Bonds, Series 1999
5.000% due 09/01/2004 (a)	345	355
San Juan, California M.S.R. Public Power Project Revenue Bonds, (MBIA Insured), Series 2001
5.000% due 07/01/2012	1,000	1,136
South Tahoe, California Joint Powers Financing Authority Revenue Bonds, Series 1999-A
7.300% due 10/01/2007	350	369
Southern California Public Power Authority Power Project Revenue Bonds, (FSA Insured), Series 2002
5.375% due 01/01/2012	1,100	1,295
West Sacramento, California Financing Authority Revenue Bonds, (FGIC Insured), Series 2002
5.000% due 08/01/2032	1,000	1,056
West Sacramento, California Refunding Bonds, Series 1998
4.900% due 09/02/2005	295	307
5.000% due 09/02/2004	350	360

		20,172

Colorado 1.5%
Colorado Housing & Finance Authority Revenue Bonds, (FHA/VA Mortgages Insured), Series 2000-C3
5.700% due 10/01/2022	610	646
Colorado Housing & Finance Authority Revenue Bonds, Series 2000-B3
6.700% due 10/01/2016	195	208
Colorado Housing & Finance Authority Revenue Bonds, Series 2000-D3
6.750% due 04/01/2015	250	271

72	PIMCO Funds Semi-Annual Report I 09.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

Colorado Housing & Financial Authority Revenue Bonds, Series 2000-E3
5.150% due 08/01/2007	$45	$46
Denver, Colorado Health & Hospital Revenue Bonds, Series 1998-A
5.000% due 12/01/2009	1,390	1,468
Larimer County, Colorado Sales & Use Tax Revenue Bonds, (MBIA Insured), Series 2002
4.625% due 12/15/2012	1,325	1,465
Meridian Metro District of Colorado General Obligation Bonds, (Asset Guaranty Insured), Series 2001
4.125% due 12/01/2009	1,075	1,134

		5,238

Connecticut 3.0%
Connecticut State General Obligation Bonds, Series 2001
7.010% due 12/15/2012 (a)	5,000	6,873
Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2001
2.000% due 07/01/2036 (a)	1,500	1,500
University of Connecticut General Obligation Bonds, Series 2002
5.375% due 04/01/2019	2,230	2,457

		10,830

Florida 1.7%
Gainesville, Florida Revenue Bonds, Series 1979
6.200% due 10/01/2002	105	105
Orange County, Florida Health Facilities Authority Revenue Bonds, (MBIA Insured), Series 1996
6.250% due 10/01/2011	290	355
Orange County, Florida Health Facilities Authority Revenue Bonds, Series 2002
5.625% due 11/15/2032	5,000	5,108
Orlando, Florida Waste Water System Revenue Bonds, Series 1997-A
3.973% due 10/01/2015 (a)	500	501

		6,069

Georgia 2.4%
Georgia Municipal Electric Authority Revenue Bonds, (FGIC-TCRS Insured), Series 1993
5.500% due 01/01/2012	1,255	1,444
Georgia Municipal Electric Authority Revenue Bonds, (MBIA-IBC Insured), Series 1997
6.500% due 01/01/2012	200	240
Georgia State General Obligation Bonds, Series 1991
6.300% due 11/01/2009	1,500	1,820
Georgia State General Obligation Bonds, Series 2002
5.000% due 05/01/2021	5,000	5,276

		8,780

Hawaii 0.7%
Hawaii State Housing Financial & Development Corporation Single Family Mortgage Pure Revenue Bonds, Series 1998
4.850% due 07/01/2029	1,330	1,356
Honolulu Hawaii City & County General Obligation Bonds, (MBIA-IBC Insured), Series 1993
5.450% due 09/11/2008	1,000	1,144

		2,500

Illinois 8.0%
Chicago, Illinois Board of Education General Obligation Bonds, (FGIC Insured), Series 1998
0.000% due 12/01/2020	1,000	421
Chicago, Illinois Board of Education General Obligation Bonds, (MBIA Insured), Series 2002
5.000% due 12/01/2021	3,000	3,126
Chicago, Illinois Board of Education General Obligation Bonds, Series 1999
0.000% due 12/01/2031	1,000	226
Chicago, Illinois General Obligation Bonds, (MBIA Insured), Series 2001
0.000% due 01/01/2020	1,290	920
Chicago, Illinois O’Hare International Airport Revenue Bonds, Series 2002
5.375% due 01/01/2032	2,500	2,610
Cook County, Illinois Community School District No. 097 Oak Park General Obligation Bonds, (FGIC Insured), Series 1999
9.000% due 12/01/2012	1,000	1,467
Cook County, Illinois High School District No. 225 Northfield General Obligation Ltd. Bonds, Series 2002
0.000% due 12/01/2011	125	89
0.000% due 12/01/2012	135	92
0.000% due 12/01/2014	255	156
0.000% due 12/01/2015	1,885	1,084
4.400% due 12/01/2012	1,365	1,475
4.400% due 12/01/2013	1,740	1,862
Fox Lake, Illinois Water & Sewer Revenue Bonds, (AMBAC Insured), Series 1996
5.750% due 05/01/2013	1,135	1,254
Illinois Educational Facilities Authority Revenue Bonds, Series 1993
9.620% due 07/01/2012 (a)	2,000	2,130
Illinois Health Facilities Authority Revenue Bonds, Series 1998
5.500% due 11/15/2019	1,000	860
Lake County, Illinois Community High School District No. 127 Grayslake General Obligation Bonds, (FGIC Insured), Series 2002
0.000% due 02/01/2017	5,420	2,857
9.000% due 02/01/2009	650	870
9.000% due 02/01/2011	690	965
9.000% due 02/01/2012	1,065	1,526
Metropolitan Pier & Exposition Authority Ill Dedicated State Tax Revenue Bonds, (MBIA Insured), Series 2002
5.000% due 12/15/2028	3,470	3,592
Palatine, Illinois Tax Increment Revenue Bonds, (AMBAC Insured), Series 1998
5.250% due 01/01/2017	1,000	1,064

		28,646

Indiana 8.4%
Baugo, Indiana School Building Corp. Revenue Bonds, (AMBAC Insured), Series 2002
5.125% due 01/15/2025	2,225	2,309

See accompanying notes I 09.30.02 I PIMCO Funds Semi-Annual Report	73

Schedule of Investments (Cont.)
Municipal Bond Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

Brownsburg, Indiana 1999 School Building Corp. General Obligation Bonds, (AMBAC Insured), Series 2002
5.375% due 02/01/2023	$1,395	$1,482
Carmel, Indiana School Building Corp. Revenue Bonds, (MBIA Insured), Series 2002
5.000% due 07/15/2020	5,795	6,064
Danville, Indiana Multi-School Building General Obligation Bonds, (FSA Insured), Series 2001
3.900% due 07/15/2008	485	513
4.250% due 07/15/2011	290	308
4.400% due 01/15/2012	170	181
4.500% due 01/15/2013	190	202
4.650% due 01/15/2014	210	223
4.750% due 07/15/2009	200	221
4.750% due 01/15/2015	235	249
4.850% due 01/15/2016	295	312
5.000% due 07/15/2010	180	201
East Washington, Indiana Multi-School Building Corp. Revenue Bonds, (FGIC Insured), Series 2002
5.375% due 07/15/2028	2,560	2,715
Goshen-Chandler, Indiana School Building Corp. Revenue Bonds, (FGIC Insured), Series 2002
4.000% due 07/10/2007	860	916
4.125% due 01/10/2009	1,075	1,141
4.250% due 01/10/2010	950	1,011
Hamilton Southeastern Indiana Construction School Building Revenue Bonds, (FSA State Aid Withholding Insured), Series 2001
5.000% due 07/15/2010	760	851
Indianapolis, Indiana Local Public Improvement Bonds Bank Transportation Revenue Bonds, Series 1992
6.750% due 02/01/2014	1,000	1,249
La Porte Indiana Multi-School Building Revenue Bonds, (MBIA Insured), Series 2001
5.250% due 01/15/2013	1,000	1,143
Pike, Indiana Multi-School Building Corp. Revenue Bonds, (FGIC Insured), Series 2002
5.000% due 01/15/2011	7,245	8,097
South Bend, Indiana Redevelopment Authority Lease Revenue Bonds, Series 2000
5.100% due 02/01/2011	405	450
5.200% due 02/01/2012	230	256
5.500% due 02/01/2015	180	200

		30,294

Kentucky 1.5%
Kentucky State Turnpike Authority Economic Development Road Revenue Bonds, Series 1993
9.320% due 06/06/2012 (a)	5,000	5,481

Louisiana 1.8%
Louisiana Local Government Revenue Bonds, (MBIA Insured), Series 2000
5.700% due 01/01/2010	250	280
Louisiana State General Obligation Bonds, (FGIC Insured), Series 2002
7.990% due 04/01/2019 (a)	2,850	3,258
Louisiana Tobacco Settlement Financing Corporate Revenue Bonds, Series 2001
5.780% due 05/15/2039 (a)	3,215	2,869

		6,407

Maryland 1.0%
Baltimore, Maryland Project Revenue Bonds, (FGIC Insured), Series 2002
5.125% due 07/01/2042	3,500	3,648

Massachusetts 1.1%
Massachusetts Housing Finance Agency Revenue Bonds, (AMBAC Insured), Series 1993
5.950% due 10/01/2008	1,500	1,560
Massachusetts State Development Finance Agency Revenue Bonds, (ACA Insured), Series 1999
4.600% due 03/01/2009 (a)	400	421
Massachusetts State Development Finance Agency Revenue Bonds, Series 1998
4.700% due 11/01/2007	210	222
4.800% due 11/01/2008	90	95
Massachusetts State General Obligation Ltd. Bonds, (MBIA-IBC Insured), Series 1993
5.500% due 02/01/2011	1,000	1,034
Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series 2001
6.000% due 07/01/2014	500	571
Massachusetts State Health Facilities Authority Revenue Bonds, Series 1993
5.500% due 10/01/2002	140	140

		4,043

Michigan 5.2%
Detroit, Michigan City School District General Obligation Bonds, (FSA Q-SBLF Insured), Series 2001
5.125% due 05/01/2031	750	778
Detroit, Michigan General Obligation Ltd. Bonds, (MBIA Insured), Series 2002
5.000% due 04/01/2005	2,500	2,697
Lake Fenton, Michigan Community Schools General Obligation Bonds, (SBLF Insured), Series 2002
5.000% due 05/01/2022	2,720	2,825
Michigan Public Power Agency Revenue Bonds, (AMBAC Insured), Series 2001
5.250% due 01/01/2015	1,000	1,117
Michigan State Environmental Protection General Obligation Bonds, Series 1992
6.250% due 11/01/2012	1,100	1,330
Michigan State General Obligation Bonds, Series 2002
5.000% due 12/01/2008	1,000	1,128
Michigan State Strategic Fund Ltd. Obligation Revenue Bonds, Series 2001
5.450% due 09/01/2029	2,000	2,041
Mount Clemens, Michigan Community School District General Obligation Bonds, (Q-SBLF Insured), Series 2001
5.000% due 05/01/2031	3,000	3,079

74	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

Western Michigan University Revenue Bonds, (AMBAC Insured), Series 2001
5.000% due 07/15/2021	$3,500	$3,667

		18,662

Minnesota 0.8%
Dakota County, Minnesota Community Development Agency Multi-Family Housing Revenue Bonds, (GNMA Insured), Series 2002
4.750% due 07/20/2015	385	409
5.400% due 07/20/2028	1,265	1,323
New Richland, Minnesota Revenue Bonds, Series 1998
4.500% due 08/01/2004	1,000	1,043

		2,775

Mississippi 0.7%
Mississippi State General Obligation Bonds, (FSA Insured), Series 2001
6.000% due 09/01/2011	2,000	2,421

Missouri 0.3%
Missouri State Housing Development Community Revenue Bonds, (FHA Insured), Series 2001
5.250% due 12/01/2016	1,000	1,060

Nevada 1.5%
Nevada State General Obligation Bonds, (FGIC Insured), Series 1998
5.000% due 05/15/2028	1,000	1,025
Nevada State General Obligation Ltd. Bonds, Series 2002
4.900% due 11/01/2016	790	842
Washoe County, Nevada School District General Obligation Ltd. Bonds, (FSA Insured), Series 1999
5.750% due 06/01/2013	3,000	3,539

		5,406

New Hampshire 0.9%
New Hampshire Health & Educational Facilities Authority Revenue Bonds, (AMBAC Insured), Series 2002
5.125% due 07/01/2016	2,980	3,268

New Jersey 7.4%
New Jersey Economic Development Authority Revenue Bonds, (GTY AGMT Insured), Series 1998
6.000% due 11/01/2028	5,000	5,080
New Jersey Economic Development Authority Revenue Bonds, Series 1998
0.000% due 04/01/2013	1,595	1,062
5.600% due 01/01/2012	1,000	975
6.375% due 04/01/2018	1,500	1,881
6.375% due 04/01/2031	10,000	12,539
6.500% due 04/01/2031	2,115	2,358
6.800% due 04/01/2018	250	269
New Jersey Economic Development Authority Revenue Bonds, Series 1999
6.625% due 09/15/2012	3,500	2,487

		26,651

New Mexico 0.1%
Santa Fe County, New Mexico El Castillo Retirement Nursing Home Bonds, Series 1998-A
5.250% due 05/15/2007	315	307

New York 9.5%
Nassau County, New York Tobacco Settlement Corp. Revenue Bonds, Series 1999
5.250% due 07/15/2011	1,000	1,023
New York City, New York Transitional Finance Authority Revenue Bonds, Series 1998
5.000% due 11/15/2026	2,500	2,576
New York City, New York Transitional Finance Authority Revenue Bonds, Series 2002
5.250% due 02/01/2029	5,275	5,937
New York State Dormitory Authority Revenue Bonds, (ACA Insured), Series 2000
5.850% due 07/01/2010	1,000	1,112
New York State Dormitory Authority Revenue Bonds, Series 2002
6.000% due 11/15/2029	3,800	4,472
New York State Triborough Bridge and Tunnel Authority Revenue Bonds, (FGIC Insured), Series 2001
5.000% due 01/01/2032	3,550	3,650
New York, New York General Obligation Bonds, Series 2002
5.750% due 08/01/2014	5,000	5,705
Port Authority New York & New Jersey Revenue Bonds, (FGIC Insured), Series 2002
5.125% due 11/15/2028	3,860	4,044
Schenectady, New York Industrial Development Agency Civic Facility Revenue Bonds, Series 2001
5.500% due 07/01/2016	1,640	1,883
TSASC Inc. Revenue Bonds, Series 1999
5.400% due 07/15/2012	3,550	3,802

		34,204

North Carolina 0.4%
Durham County, North Carolina General Obligation Revenue Bonds, Series 2002
8.020% due 04/01/2021 (a)	275	311
North Carolina Eastern Municipal Power Agency Power Systems Revenue Bonds, Series 1993
7.000% due 01/01/2008	1,000	1,162

		1,473

Ohio 0.9%
Ohio State Water Development Authority Revenue Bonds, Series 2002
5.375% due 12/01/2020	1,100	1,201
5.375% due 12/01/2021	1,750	1,897

		3,098

Oklahoma 0.3%
Oklahoma Housing Finance Agency Single Family Revenue Bonds, Series 2001
0.000% due 09/01/2032	6,710	1,199

Pennsylvania 0.9%
Delaware County, Pennsylvania Hospital Revenue Bonds, Series 1998
4.900% due 12/01/2008	100	102
Delaware County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 1997
6.500% due 01/01/2008	725	777
Pennsylvania Convention Center Revenue Bonds, (MBIA-IBC Insured), Series 1994
6.750% due 09/01/2019	2,000	2,211

		3,090

See accompanying notes I 09.30.02 I PIMCO Funds Semi-Annual Report	75

Schedule of Investments (Cont.)
Municipal Bond Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

Puerto Rico 0.3%
Childrens Trust Fund Tobacco Settlement Revenue Bonds, Series 2000
5.750% due 07/01/2010	$750	$829
6.000% due 07/01/2026	150	159

		988

Rhode Island 3.3%
Rhode Island Tobacco Settlement Financing Corp. Revenue Bonds, Series 2002
6.125% due 06/01/2032	3,800	3,801
Rhode Island Tobacco Settlement Financing Corporate Revenue Bonds, Series 2002
6.250% due 06/01/2042	8,000	7,918

		11,719

South Carolina 0.8%
Medical University South Carolina Hospital Facilities Revenue Bonds, Series 1999
5.700% due 07/01/2012 (a)	1,000	1,170
South Carolina State Public Service Authority Revenue Bonds, Series 1993
9.138% due 06/28/2013 (a)	1,700	1,808

		2,978

South Dakota 0.1%
South Dakota Housing Development Authority, (FHA/VA Insured), Series 2000
5.050% due 05/01/2010	225	243

Tennessee 1.1%
Knox County, Tennessee Health Educational & Housing Facilities Board Revenue Bonds, Series 2002
6.375% due 04/15/2022	1,000	1,047
Nashville & Davidson County, Tennessee Revenue Bonds, Series 1998
4.450% due 08/01/2007	1,000	1,071
Sullivan County, Tennessee Health, Educational & Housing Facilities Board Revenue Bonds, Series 2002
6.250% due 09/01/2022	1,000	1,046
Sullivan County, Tennessee Industrial Development Revenue Bonds, (GNMA Insured), Series 1995
6.250% due 07/20/2015	750	805

		3,969

Texas 15.9%
Bastrop, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2002
1.000% due 02/15/2035	2,765	2,776
Bexar County, Texas Housing Finance Corporate Multi-Family Revenue Bonds, (FNMA Insured), Series 2001
4.875% due 06/15/2011	900	973
Bexar, Texas Metro Water District Waterworks System Revenue Bonds, (MBIA Insured), Series 1998
0.000% due 05/01/2035	2,190	381
Brazos River Authority Texas Revenue Bonds, (MBIA Insured), Series 1998
4.900% due 10/01/2015 (a)	1,500	1,663
Del Rio, Texas Waterworks & Sewer System Revenue Bonds, (MBIA Insured), Series 1993
5.500% due 06/01/2015	2,400	2,457
Denton, Texas Utility System Revenue Bonds, (FSA Insured), Series 2002
5.250% due 12/01/2016	1,690	1,875
Duncanville, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2001
5.250% due 02/15/2032	2,000	2,093
Harris County, Texas General Obligation Bonds, Series 1997
5.100% due 08/15/2015	250	267
Houston, Texas Airport System Revenue Bonds, Series 2001
6.750% due 07/01/2029	1,000	582
Houston, Texas Airport Systems Revenue Bonds, (FGIC Insured), Series 2000
7.890% due 07/01/2025 (a)	2,500	2,557
Houston, Texas Independent School District General Obligation Ltd. Bonds, (PSF-GTD Insured), Series 1999
5.250% due 02/15/2018	355	381
Houston, Texas Water & Sewer System Revenue Bonds, (FSA Insured), Series 2001
5.500% due 12/01/2017	1,000	1,122
Houston, Texas Water Conveyance System Contract Certificates of Participation Bonds, (AMBAC Insured), Series 1993
6.250% due 12/15/2012	5,000	6,214
Katy, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 1998
4.750% due 02/15/2024	1,500	1,508
Lamar, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 1998
4.750% due 02/15/2020	1,750	1,784
Lower Colorado River, Texas Authority Revenue Bonds, (FSA Insured), Series 1998
4.750% due 01/01/2028	3,000	3,094
Lower Colorado River, Texas Authority Revenue Bonds, (FSA Insured), Series 2001
5.000% due 05/15/2026	2,000	2,046
Midlothian, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 1999
0.010% due 02/15/2018	1,000	416
North Texas Health Facilities Development Corp. Revenue Bonds, (AMBAC Insured), Series 2002
5.500% due 08/15/2016	2,905	3,302
5.500% due 08/15/2017	1,000	1,128
North Texas State University Revenue Bonds, (FSA Insured), Series 1999
5.375% due 04/15/2014	250	275
Pasadena, Texas General Obligation Bonds, (FGIC Insured), Series 2002
5.125% due 04/01/2024	1,750	1,809

76	PIMCO Funds Semi-Annual Report I 09.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

Peaster, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2002
5.000% due 08/15/2031	$430	$439
Quinlan, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2002
5.000% due 02/15/2027	1,000	1,025
Red River, Texas Educational Finance Revenue Bonds, Series 2000
5.750% due 05/15/2017	750	844
Rio Grande City, Texas Construction Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2000
5.875% due 08/15/2018	1,825	2,110
Sabine River, Texas Pollution Control Authority Revenue Bonds, Series 2001
5.500% due 05/01/2022	1,000	1,043
San Antonio, Texas Electric and Gas Systems Revenue Bonds, Series 1997
5.500% due 02/01/2015	975	1,088
San Antonio, Texas Water Revenue Bonds, (FSA Insured), Series 2002
5.000% due 05/15/2032	1,050	1,073
San Jacinto, Texas Community College District General Obligation Ltd. Bonds, (FGIC Insured), Series 2001
5.000% due 02/15/2021	225	233
Texas State Affordable Mulit-Family Housing Revenue Bonds, (MBIA Insured), Series 2002
4.850% due 09/01/2012	2,000	2,148
4.850% due 09/01/2012	1,335	1,449
Texas State Turnpike Systems Authority Revenue Bonds, Series 2002
5.000% due 06/01/2008	5,000	5,553
Travis County, Texas Health Facilities Development Hosiptal Revenue Bonds, Series 1993
6.000% due 11/15/2022	1,400	1,514

		57,222

Utah 0.6%
Utah State General Obligation Bonds, Series 2002
5.375% due 07/01/2009	2,000	2,291

Virginia 0.6%
Virginia Polytechnic Institute & State University Revenue Bonds, Series 1996
5.400% due 06/01/2012	1,000	1,090
Virginia State Housing Development Authority Revenue Bonds, (MBIA Insured), Series 2001
5.350% due 07/01/2031	1,000	1,034

		2,124

Washington 1.6%
University of Washington Revenue Bonds, (AMBAC Insured), Series 2002
5.125% due 12/01/2017	2,715	2,944
5.250% due 12/01/2023	2,595	2,737

		5,681

Washington, D.C. 0.6%
Metropolitan Washington D.C. Airport Systems Authority Revenue Bonds, Series 2002
5.250% due 10/01/2032	2,000	2,076

West Virginia 0.4%
West Virginia State Parkways Economic Development & Tourism Authority Revenue Bonds, (FGIC Insured), Series 1993
10.049% due 05/16/2019 (a)	$425	$462
10.049% due 05/16/2019 (a)	775	833

		1,295

Wisconsin 3.4%
Hudson, Wisconsin School District General Obligation Bonds, (FGIC Insured), Series 2002
5.000% due 10/01/2017	1,420	1,522
5.000% due 10/01/2019	1,040	1,097
South Milwaukee, Wisconsin School District General Obligation Bonds, (FGIC Insured), Series 2002
3.750% due 04/01/2011	385	397
4.000% due 04/01/2013	415	429
4.375% due 04/01/2014	565	594
Wisconsin Housing & Economic Development Authority Housing Revenue Bonds, (MBIA Insured), Series 2002
4.700% due 05/01/2012	1,170	1,231
4.700% due 11/01/2012	1,555	1,636
Wisconsin Housing & Economic Development Authority Housing Revenue Bonds, Series 2002
4.700% due 05/01/2012	1,640	1,725
Wisconsin State Clean Water Revenue Bonds, Series 2002
8.200% due 06/01/2023 (a)	350	403
Wisconsin State General Obligation Bonds, Series 2001
5.250% due 05/01/2020	3,000	3,234

		12,268

Total Municipal Bonds & Notes		346,511

(Cost $326,636)
U.S. TREASURY OBLIGATIONS 0.1%
Treasury Inflation Protected Securities (b)(d)
3.375% due 01/15/2007	284	310

Total U.S. Treasury Obligations		310

(Cost $288)
SHORT-TERM INSTRUMENTS 1.0%
Money Market Fund 0.6%
SSgA Tax Free Money Market
1.250% due 10/01/2002	2,314	2,314

U.S. Treasury Bills 0.4%
1.593% due 11/14/2002-11/29/2002 (b)(c)	1,540	1,537

Total Short-Term Instruments		3,851

(Cost $3,851)
Total Investments 97.6%		$350,672
(Cost $ 330,775)
Other Assets and Liabilities (Net) 2.4%		8,456

Net Assets 100.0%		$359,128

See accompanying notes I 09.30.02 I PIMCO Funds Semi-Annual Report	77

Schedule of Investments (Cont.)
Municipal Bond Fund
September 30, 2002 (Unaudited)

Notes to Schedule of Investments (amounts in thousands):
(a)	Variable rate security. The rate listed is as of September 30, 2002.

(b)	Securities with an aggregate market value of $1,847 have been segregated with the custodian to cover margin requirements for the following open futures contracts at September 30, 2002:

Type	# of Contracts	Unrealized (Depreciation)

U.S. Treasury 30 Year Bond (12/2002)	442	$(1,519)

(c)	Securities are grouped by coupon or range of coupons and represent a range of maturities.

(d)	Principal amount of security is adjusted for inflation.

78	PIMCO Funds Semi-Annual Report I 09.30.02 I See accompanying notes

Schedule of Investments
New York Municipal Bond Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

MUNICIPAL BONDS & NOTES 85.1%
Arizona 7.1%
Salt River Project Agricultural Import & Power District Revenue Bonds, Series 2002
4.750% due 01/01/2032	$750	$752

New York 77.0%
Amherst, New York General Obligation Bonds, (FGIC Insured), Series 1999-A
5.500% due 12/01/2008	150	172
Edmeston, New York Central School District General Obligation Bonds, (MBIA Insured), Series 1999
5.100% due 06/15/2007	150	169
Nassau County, New York Tobacco Settlement Corp. Revenue Bonds, Series 1999
5.250% due 07/15/2011	150	153
New York City, New York General Obligation Bonds, (FSA Insured), Series 1994
1.750% due 08/01/2023 (a)	200	200
New York City, New York General Obligation Bonds, (MBIA Insured), Series 1994
1.800% due 08/15/2003 (a)	70	70
New York City, New York Individual Development Agency Civic Facility Revenue Bonds, Series 2002
6.450% due 07/01/2032	250	253
New York City, New York Individual Development Agency Special Facilities Revenue Bonds, Series 1998
5.250% due 12/01/2032	150	89
New York City, New York Individual Development Revenue Bonds, Series 1997
5.650% due 10/01/2028	150	152
New York City, New York Industrial Development Agency Pipeline Airport Facility Revenue Bonds, Series 2001
5.500% due 07/01/2028	250	240
New York City, New York Transitional Finance Authority Revenue Bonds, Series 2002
5.250% due 02/01/2029	1,000	1,125
New York City, New York Water & Sewer System Revenue Bonds, (Bank of New York Insured), Series 2002
1.750% due 06/15/2018 (a)	200	200
New York State Dormitory Authority Revenue Bonds, (FSA Insured), Series 1998
4.750% due 07/01/2008	150	166
New York State Dormitory Authority Revenue Bonds, (MBIA Insured), Series 2000
7.910% due 08/15/2022 (a)	250	256
New York State Dormitory Authority Revenue Bonds, Series 2000
6.000% due 07/01/2010	150	165
New York State Dormitory Authority Revenue Bonds, Series 2001
5.500% due 07/01/2030	200	207
New York State Dormitory Authority Revenue Bonds, Series 2002
6.000% due 11/15/2029	400	471
New York State General Obligation Bonds, Series 1997-D
5.250% due 08/01/2021	100	104
New York State Housing Finance Agency Revenue Bonds, (FNMA Insured), Series 1997
1.600% due 11/15/2019 (a)	450	450
New York State Local Government Assistance Corporate Revenue Bonds, (Landesbank Hessen & Societe Generale Insured), Series 1995
1.700% due 04/01/2025 (a)	100	100
New York State Local Government Assistance Corporate Revenue Bonds, (MBIA Insured), Series 1997-B
5.125% due 04/01/2013	150	164
New York State Power Authority Revenue & General Purpose Bonds, Series 1972-E
5.500% due 01/01/2010	115	129
New York State Triborough Bridge and Tunnel Authority Revenue Bonds, (FGIC Insured), Series 2001
5.000% due 01/01/2032	400	411
New York State Urban Development Corporate Revenue Bonds, Series 1999
5.000% due 01/01/2005	150	160
Oneida County, New York Individual Development Agency Revenue Bonds, (MBIA Insured), Series 2002
1.700% due 09/15/2032 (a)	420	420
Rockland County, New York Solid Waste Management Authority Revenue Bonds, Series 1999-A
4.800% due 12/15/2005	145	156
Schenectady, New York Industrial Development Agency Civic Facility Revenue Bonds, Series 2001
5.500% due 07/01/2016	500	574
Troy, New York Industrial Development Agency Civic Facility Revenue Bonds, Series 2002
5.500% due 09/01/2015	500	573
TSASC Inc. Revenue Bonds, Series 1999
5.400% due 07/15/2012	300	321
TSASC Inc. Revenue Bonds, Series 2002
5.000% due 07/15/2014	500	514

		8,164

Puerto Rico 1.0%
Childrens Trust Fund Tobacco Settlement Revenue Bonds, Series 2000
6.000% due 07/01/2026	100	106

Total Municipal Bonds & Notes (Cost $8,676)		9,022

See accompanying notes I 09.30.02 I PIMCO Funds Semi-Annual Report	79

Schedule of Investments
New York Municipal Bond Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

SHORT-TERM INSTRUMENTS 7.7%
Money Market Fund 7.2%
Reich & Tang New York Money Market
1.100% due 10/01/2002	$527	$527
SSgA Tax Free Money Market
1.250% due 10/01/2002	244	244

		771

U.S. Treasury Bills 0.5%
1.603% due 11/14/2002-11/29/2002 (b)	50	50

Total Short-Term Instruments		821

(Cost $821)
Total Investments 92.8%		$9,843
(Cost $9,497)
Other Assets and Liabilities (Net) 7.2%		764

Net Assets 100.0%		$10,607

Notes to Schedule of Investments (amounts in thousands)

(a)	Variable rate security. The rate listed is as of September 30, 2002.

(b)	Securities are grouped by coupon or range of coupons and represent a range of maturities.

80	PIMCO Funds Semi-Annual Report I 09.30.02 I See accompanying notes

Schedule of Investments
Real Return Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 8.2%
Banking & Finance 6.4%
Allstate Financial Global Funding
7.125% due 09/26/2005	$ 5,000	$ 5,598
Atlas Reinsurance PLC
4.563% due 04/04/2003 (a)	6,700	6,725
5.563% due 10/04/2004 (a)	4,400	4,433
4.387% due 01/07/2005 (a)	1,250	1,260
8.650% due 04/07/2005 (a)	8,250	8,250
Bear Stearns Cos., Inc.
2.210% due 12/01/2003 (a)	500	501
2.400% due 09/21/2004 (a)	1,000	999
Boeing Capital Corp.
5.650% due 05/15/2006	5,000	5,242
CIT Group, Inc.
2.325% due 04/07/2003 (a)	300	299
5.625% due 05/17/2004	1,000	1,024
Export-Import Bank Korea
6.500% due 11/15/2006	2,500	2,776
Finova Group, Inc.
7.500% due 11/15/2009	840	260
Ford Motor Credit Co.
2.550% due 04/17/2003 (a)	36,000	35,560
2.040% due 11/24/2003 (a)	3,000	2,910
2.236% due 01/26/2004 (a)	8,200	7,882
2.690% due 03/08/2004 (a)	1,000	957
2.070% due 04/26/2004 (a)	2,000	1,889
6.700% due 07/16/2004	300	302
3.675% due 10/25/2004 (a)	18,000	17,175
2.305% due 06/30/2005 (a)	3,100	2,804
2.295% due 07/18/2005 (a)	44,750	40,393
General Motors Acceptance Corp.
2.121% due 12/09/2002 (a)	2,000	1,997
5.875% due 01/22/2003	2,550	2,571
2.071% due 03/10/2003 (a)	2,800	2,782
2.410% due 05/16/2003 (a)	19,925	19,780
2.223% due 07/21/2003 (a)	6,500	6,422
2.250% due 08/04/2003 (a)	5,000	4,935
2.580% due 01/20/2004 (a)	2,400	2,357
2.110% due 04/05/2004 (a)	700	678
2.612% due 05/04/2004 (a)	19,600	19,122
2.457% due 05/17/2004 (a)	3,100	3,022
2.150% due 05/28/2004 (a)	2,000	1,930
2.210% due 07/21/2004 (a)	46,400	44,717
Goldman Sachs Group
2.297% due 12/01/2004 (a)	1,600	1,598
Heller Financial, Inc.
2.188% due 04/28/2003 (a)	3,000	3,005
Korea Development Bank
5.878% due 06/16/2003 (a)	500	510
Merrill Lynch & Co.
2.120% due 02/04/2003 (a)	2,000	2,001
2.140% due 08/01/2003 (a)	4,000	4,007
Merrill Lynch & Co., Inc.
2.201% due 05/21/2004 (a)	2,100	2,100
Morgan Stanley, Dean Witter & Co.
2.101% due 02/21/2003 (a)	1,500	1,501
2.006% due 03/11/2003 (a)	2,000	2,001
National Australia Bank Ltd.
2.535% due 05/19/2010 (a)	1,500	1,507
National Rural Utilities Cooperative Finance Corp.
2.010% due 07/17/2003 (a)	10,000	9,957
NeHi, Inc.
6.196% due 06/09/2003 (a)	3,000	3,046
Pemex Finance Ltd.
6.125% due 11/15/2003	167	172
Premium Asset Trust
2.105% due 11/27/2004 (a)	5,000	5,015
Protective Life Funding Trust
2.320% due 01/17/2003 (a)	1,000	1,001
Prudential Funding Corp.
6.375% due 07/23/2006	7,000	7,699
Redwood Capital I Ltd.
7.360% due 01/01/2003 (a)	17,000	16,927
Redwood Capital II Ltd.
4.860% due 01/01/2004 (a)	33,000	32,870
Residential Reinsurance Ltd.
6.887% due 06/01/2004 (a)	4,500	4,574
6.797% due 06/01/2005 (a)	15,900	15,940
Salomon, Smith Barney Holdings
2.120% due 02/18/2003 (a)	1,000	1,001
2.178% due 04/28/2003 (a)	3,000	3,003
Textron Financial Corp.
2.240% due 12/09/2002 (a)	1,000	999
Trinom Ltd.
5.895% due 12/18/2004 (a)	6,500	6,546
Wachovia Bank North America
2.010% due 02/20/2004 (a)	2,250	2,256
Wachovia Corp.
7.550% due 08/18/2005	12,500	14,088
Washington Mutual Bank
2.070% due 05/14/2004 (a)	1,700	1,704
2.220% due 05/17/2004 (a)	17,900	17,936
Western Capital
7.021% due 01/07/2003 (a)	5,000	5,000

		425,516

Industrials 1.1%
AIC Corp.
2.187% due 10/02/2002 (a)	250	250
American Airlines, Inc.
6.978% due 04/01/2011	2,992	3,103
Coastal Corp.
2.460% due 07/21/2003 (a)	9,000	8,553
Conoco, Inc.
2.596% due 10/15/2002 (a)	8,000	8,002
Cox Enterprises, Inc.
2.812% due 05/01/2033 (a)	2,000	1,981
DaimlerChrysler North America Holding Corp.
2.656% due 12/16/2002 (a)	4,193	4,198
2.230% due 08/16/2004 (a)	5,000	4,931
Delta Air Lines, Inc.
8.540% due 01/02/2007	3,541	3,137
Fred Meyer, Inc.
7.375% due 03/01/2005	2,000	2,195
Petroleos Mexicanos
9.500% due 09/15/2027	14,350	15,785
SR Wind Ltd.
6.992% due 05/18/2005 (a)	2,000	2,004
7.492% due 05/18/2005 (a)	3,500	3,567
United Air Lines, Inc.
2.301% due 12/02/2002 (a)	1,109	1,001
Walt Disney Co.
4.500% due 09/15/2004	15,000	15,227
Waste Management, Inc.
7.100% due 08/01/2026	1,500	1,522

		75,456

Utilities 0.7%
ALLETE, Inc.
2.798% due 10/20/2003 (a)	2,500	2,494
British Telecom PLC
3.181% due 12/15/2003 (a)	6,200	6,189
7.875% due 12/15/2005	10,750	12,007
Deutsche Telekom International Finance BV
7.750% due 06/15/2005	10,000	10,733
Dominion Resources, Inc.
7.600% due 07/15/2003	5,000	5,160
Entergy Gulf States, Inc.
3.097% due 06/02/2003 (a)	5,500	5,499
Hawaiian Electric Industries, Inc.
2.876% due 04/15/2003 (a)	2,000	2,003
WorldCom, Inc.
7.375% due 01/15/2003 (b)	1,000	125

		44,210

Total Corporate Bonds & Notes		545,182

(Cost $545,907)

See accompanying notes I 09.30.02 I PIMCO Funds Semi-Annual Report	81

Schedule of Investments
Real Return Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)		Value (000s)

U.S. TREASURY OBLIGATIONS 97.2%
Treasury Inflation Protected Securities (e)
3.375% due 01/15/2007 (c)		$474,159	$516,611
3.625% due 01/15/2008 (d)		1,339,074	1,477,585
3.875% due 01/15/2009 (d)		9,032	10,158
4.250% due 01/15/2010 (d)		1,219,662	1,405,851
3.500% due 01/15/2011		263,861	292,556
3.375% due 01/15/2012		99,396	109,972
3.000% due 07/15/2012		69,112	74,404
3.625% due 04/15/2028		759,721	894,453
3.875% due 04/15/2029 (d)		1,299,768	1,599,529
3.375% due 04/15/2032		63,616	74,073

Total U.S. Treasury Obligations (Cost $6,023,797)			6,455,192

MORTGAGE-BACKED SECURITIES 0.1%
Collateralized Mortgage Obligations 0.1%
Bear Stearns Adjustable Rate Mortgage Trust
5.174% due 11/25/2030 (a)		2,547	2,632
Freddie Mac
6.500% due 01/25/2028		100	107
7.000% due 10/15/2030		3,000	3,204
Mellon Residential Funding Corp.
2.700% due 10/20/2029 (a)		800	808

			6,751

Fannie Mae 0.0%
6.066% due 10/01/2024 (a)		191	202

Federal Housing Administration 0.0%
7.430% due 12/01/2020		115	119

Total Mortgage-Backed Securities (Cost $6,997)			7,072

ASSET-BACKED SECURITIES 0.2%
AFC Home Equity Loan Trust
2.070% due 03/25/2027 (a)		98	98
American Residential Eagle Trust
2.190% due 07/25/2029 (a)		1,793	1,792
Asset Backed Securities Corp. Home Equity
2.210% due 06/21/2029 (a)		727	728
Conseco Finance
7.890% due 07/15/2018 (b)		1,176	1,198
8.170% due 12/15/2025 (b)		2,000	2,129
Conseco Finance Home Loan Trust
8.880% due 06/15/2024 (b)		750	799
Conseco Finance Securitizations Corp.
8.480% due 12/01/2031 (b)		3,000	3,208
EQCC Home Equity Loan Trust
2.088% due 03/20/2030 (a)		108	107
SLM Student Loan Trust
2.369% due 04/25/2006 (a)		251	252
4.373% due 01/25/2007 (a)		84	84

Total Asset-Backed Securities (Cost $10,263)			10,395

SOVEREIGN ISSUES 0.0%
United Mexican States Value Recovery Right
0.000% due 06/30/2003 (a)		718	2
0.000% due 06/30/2004 (a)		718	1
0.000% due 06/30/2005 (a)		718	0

Total Sovereign Issues (Cost $0)			3

FOREIGN CURRENCY—DENOMINATED ISSUES (h)(i) 0.8%
Caisse D’amort Dette Soc
3.800% due 07/25/2006 (e)	EC	5,244	5,422
Commonwealth of New Zealand
4.500% due 02/15/2016	N$	34,200	18,848
Republic of France
3.000% due 07/25/2012 (e)	EC	28,034	28,597

Total Foreign Currency-Denominated Issues (Cost $45,315)			52,867

CONVERTIBLE BONDS & NOTES 0.5%
Banking & Finance 0.4%
Verizon Global Funding Corp.
5.750% due 04/01/2003		$10,000	10,120
5.750% due 04/01/2003		3,000	3,019
4.250% due 09/15/2005		13,250	13,449

			26,588

Industrials 0.1%
Nabors Industries Ltd.
0.000% due 06/20/2020		5,000	3,256

Total Convertible Bonds & Notes (Cost $29,648)			29,844

SHORT-TERM INSTRUMENTS 3.2%
Commercial Paper 2.6%
Federal Home Loan Bank
1.680% due 10/25/2002		20,000	19,977
Freddie Mac
1.650% due 10/18/2002		7,500	7,494
1.700% due 10/31/2002 (c)		70	70
1.710% due 10/31/2002		25,000	24,964
TotalFinaElf SA
1.745% due 10/23/2002		20,000	19,979
1.770% due 10/24/2002		40,000	39,955
UBS Finance, Inc.
1.970% due 12/18/2002		64,000	64,000

			176,439

Repurchase Agreement 0.5%
State Street Bank
1.550% due 10/01/2002		33,027	33,027

(Dated 09/30/2002. Collateralized by Federal Home Loan Bank 1.970% due 10/08/2003 valued at $8,191 and 1.900% due 09/23/2003 valued at $25,501. Repurchase proceeds are $33,028.)
U.S. Treasury Bills 0.1%
1.602% due 11/14/2002-11/29/2002 (f)		4,245	4,235

Total Short-Term Instruments (Cost $213,701)			213,701

Total Investments 110.2% (Cost $6,875,628)			$7,314,256
Other Assets and Liabilities (Net) (10.2%)			(675,920)

Net Assets 100.0%			$6,638,336

Notes to Schedule of Investments (amounts in thousands):

(a)	Variable rate security. The rate listed is as of September 30, 2002.

(b)	Security is in default.

82	PIMCO Funds Semi-Annual Report I 09.30.02 I See accompanying notes

(c)	Securities with an aggregate market value of $1,282 have been segregated with the custodian to cover margin requirements for the following open futures contracts at September 30, 2002:

Type	# of Contracts	Unrealized (Depreciation)

U.S. Treasury 5 Year Note (12/2002)	24	$(60)
U.S. Treasury 10 Year Note (12/2002)	345	(135)
U.S. Treasury 30 Year Bond (12/2002)	9	(31)

		$(226)

(d)	Security, or portion thereof, subject to financing transaction.

(e)	Principal amount of security is adjusted for inflation.

(f)	Securities are grouped by coupon or range of coupons and represent a range of maturities.

(g)	Short sales open at September 30, 2002 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

U.S. Treasury Bonds	6.250	05/15/2030	$14,400	$17,574	$17,308
U.S. Treasury Notes	5.250	08/15/2003	73,100	75,527	75,341
U.S. Treasury Notes	3.875	01/15/2009	232,542	261,537	257,311
U.S. Treasury Notes	4.625	05/15/2006	8,600	9,311	9,189
U.S. Treasury Notes	4.375	05/15/2007	25,000	26,991	26,407

				$390,940	$385,556

(h)	Foreign forward currency contracts outstanding at September 30, 2002:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation/ (Depreciation)

Sell	EC	24,713	11/2002	$(156)
Sell	N$	36,053	10/2002	0

				$(156)

(i)	Principal amount denoted in indicated currency:

EC—Euro
N$—New Zealand Dollar

(j)	Swap agreements outstanding at September 30, 2002:

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)

Receive floating rate based on 3-month LIBOR plus 0.470% and pay a fixed rate equal to 7.750%.
Broker: Morgan Stanley Exp. 06/15/2005	$10,000	$(1,233)
Receive floating rate based on 3-month LIBOR plus 0.500% and pay a fixed rate equal to 7.600%.
Broker: Lehman Brothers, Inc. Exp. 07/15/2003	5,000	(211)
Receive floating rate based on 3-month LIBOR plus 1.000% and pay a fixed rate equal to 0.000%.
Broker: Morgan Stanley Exp. 06/20/2003	3,042	(112)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Broker: Bank of America Exp. 06/15/2003	15,900	(103)
Receive a fixed rate equal to 0.410% and the Fund will pay to the counterparty at par in the event of default of Time Warner, Inc. 7.750% due 06/15/2005.
Broker: Goldman Sachs Exp. 11/10/2002	1,000	(8)
Receive a fixed rate equal to 0.200% and the Fund will pay to the counterparty at par in the event of default of Fannie Mae 5.375% due 10/15/2011.
Broker: Morgan Stanley Exp. 05/03/2005	80,000	41
Receive a fixed rate equal to 5.000% and the Fund will pay to the counterparty at par in the event of default of El Paso Corp. 7.000% due 05/15/2011.
Broker: Merrill Lynch Exp. 09/15/2003	15,000	(2,424)

		$(4,050)

Type	Fixed Spread (%)	Notional Amount	Unrealized (Depreciation)

Receive a fixed spread and pay the 5-year Swap Spread. The 5-year Swap Spread is the difference between the 5-year Swap Rate and the 5-year Treasury Rate.
Broker: Bank of America Exp. 11/15/2002	0.571	$75,000	$(656)

See accompanying notes I 09.30.02 I PIMCO Funds Semi-Annual Report	83

Schedule of Investments
Short Duration Municipal Income Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

MUNICIPAL BONDS & NOTES 92.5%
Alaska 1.3%
Valdez, Alaska Marine Terminal Revenue Bonds, Series 1985
1.800% due 10/01/2025 (a)	$500	$500
Valdez, Alaska Marine Terminal Revenue Bonds, Series 1993
1.800% due 12/01/2033 (a)	2,000	2,000

		2,500

Arizona 1.7%
Arizona State Transportation Board of Excise Tax Revenue Bonds, Series 2002
5.000% due 12/15/2005	3,000	3,293

California 2.2%
California Statewide Communities Development Authority Revenue Bonds, Series 2002
3.700% due 11/01/2029	1,000	1,027
East Bay, California Municipal Utility District Water System Revenue Bonds, (MBIA Insured), Series 1993
5.200% due 06/01/2008	1,000	1,046
Sacramento, California Municipal Utility District Revenue Bonds, (FSA Insured), Series 1993
1.670% due 11/15/2006	2,000	2,134

		4,207

Colorado 5.8%
Arapahoe County, Colorado Capital Improvement Highway Revenue Bonds, Series 1986
0.000% due 08/31/2026	2,000	394
Arapahoe County, Colorado Capital Trust Fund Highway Revenue Bonds, (MBIA Insured), Series 1986
6.150% due 08/31/2026	3,000	3,464
Colorado Health Facilities Authority Revenue Bonds, (KBC Bank NV Insured), Series 2000
1.750% due 03/01/2025 (a)	700	700
Colorado Regional Transportation District Sales Tax Revenue Bonds, (AMBAC Insured), Series 2002
5.000% due 11/01/2005	4,210	4,608
Denver, Colorado City & County General Obligation Bonds, Series 1998
5.250% due 08/01/2004	350	373
Denver, Colorado Health & Hospital Revenue Bonds, Series 1998-A
5.000% due 12/01/2002	500	502
Smith Creek, Colorado Metropolitan District, (Bank of America Insured), Series 1997
1.750% due 10/01/2035 (a)	500	500
South Metro, Colorado Fire Rescue Finance Corporate Certificate of Participation Bonds, Series 2002
2.750% due 12/01/2004	695	712

		11,253

Connecticut 2.1%
Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2001
1.800% due 07/01/2036 (a)	4,000	4,000

Florida 6.0%
Collier County, Florida Multi-Family Housing Finance Authority Revenue Bonds, (LIQ FAC-Fannie Mae Insured), Series 2002
4.600% due 08/15/2011	665	709
Florida State Board of Education General Obligation Bonds, Series 2002
5.375% due 01/01/2010	3,000	3,419
Gulf Breeze Florida Revenue Bonds, (MBIA Insured), Series 1997
4.840% due 12/01/2017 (a)	500	483
Hillsborough County, Florida Utility Revenue Bonds, Series 1978
6.200% due 12/01/2008	505	562
Jacksonville, Florida Electric Authority Revenue Bonds, Series 2000
1.900% due 10/01/2010 (a)	1,000	1,000
Orange County, Florida School Board Certificate of Participation Bonds, (AMBAC Insured), Series 2000
1.800% due 08/01/2025 (a)	500	500
Orlando, Florida Waste Water System Revenue Bonds, Series 1997-A
4.143% due 10/01/2015 (a)	750	752
Palm Beach County, Florida Health Facilities Authority Revenue Bonds, (MBIA-IBC Insured), Series 1993
6.300% due 10/01/2022	500	534
St. John’s River Power Park Revenue Bonds, Series 2002
5.000% due 10/01/2005	3,325	3,621

		11,580

Georgia 2.7%
Coweta County, Georgia School District General Obligation Bonds, (State Aid Withholding Insured), Series 2002
3.250% due 08/01/2004	560	577
Georgia State General Obligation Bonds, Series 1994
6.750% due 12/01/2006	3,890	4,600

		5,177

Illinois 10.3%
Chicago, Illinois Board of Education Certificate Participation Bonds, (MBIA Insured), Series 1992
6.250% due 01/01/2011	3,000	3,615
Chicago, Illinois General Obligation Bonds, (AMBAC Insured), Series 2002
4.000% due 01/01/2005	1,000	1,047
Chicago, Illinois Public Building Community Revenue Bonds, (FGIC Government of Board Insured), Series 1999
5.500% due 02/01/2006	1,000	1,105
Cook County, Illinois General Obligation Bonds, (FGIC Insured), Series 1996
5.875% due 11/15/2022	1,000	1,156
Cook County, Illinois High School District No. 205, (FSA Insured), Series 2002
0.000% due 12/01/2004	2,600	2,489
0.000% due 06/01/2005	500	470

84	PIMCO Funds Semi-Annual Report I 09.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

Illinois Educational Facilities Authority Revenue Bonds, Series 1993
6.520% due 07/01/2012 (a)	$300	$319
Illinois Health Facilities Authority Revenue Bonds, Series 1977
6.700% due 10/01/2005	480	514
Illinois Health Facilities Authority Revenue Bonds, Series 1978
6.250% due 07/01/2006	355	387
Illinois Healthy Facilities Authority Revenue Bonds, Series 1995
1.850% due 08/15/2025 (a)	1,000	1,000
Illinois Metropolitan Pier & Exposition Dedicated State Tax Revenue Bonds, (AMBAC Insured), Series 1996
6.000% due 12/15/2006	3,740	4,286
Illinois State General Obligation Bonds, (MBIA Insured), Series 1995
5.750% due 02/01/2008	300	333
Illinois State General Obligation Bonds, (MBIA Insured), Series 2000
5.500% due 12/01/2007	1,800	2,057
Lake County, Illinois Community High School District No. 127, (FGIC Insured), Series 2002
9.000% due 02/01/2005	1,000	1,160

		19,938

Iowa 0.1%
Iowa Hospital Facilities Financing Authority Revenue Bonds, (AMBAC Insured), Series 1992
5.900% due 11/15/2004	105	115

Kansas 0.3%
Burlington, Kansas Pollution Control Revenue Bonds, (MBIA Insured), Series 1991
7.000% due 06/01/2031	500	512

Maine 0.1%
Eastport, Maine Industrial Development Revenue Bonds, (Wachovia Bank Insured), Series 1989
5.100% due 11/15/2003	300	301

Maryland 2.9%
Maryland State General Obligation Bonds, Series 2002
5.000% due 02/01/2007	5,000	5,536

Massachusetts 4.4%
Massachusetts Housing Finance Agency Revenue Bonds, (AMBAC Insured), Series 1993
5.950% due 10/01/2008	250	260
Massachusetts Municipal Wholesale Electric Company Power Supply System Revenue Bonds, (AMBAC Insured), Series 1993
5.450% due 07/01/2018	3,200	3,345
Massachusetts State General Obligation Bonds, (FGIC Government of Commonwealth Insured), Series 2002
5.500% due 11/01/2014	2,000	2,352
Massachusetts State General Obligation Bonds, Series 1998
5.250% due 04/01/2011	1,000	1,141
Massachusetts State General Obligation Bonds, Series 2001
5.250% due 12/01/2007	1,000	1,134
Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series 1999
1.850% due 07/01/2039 (a)	400	400

		8,632

Michigan 6.4%
Detroit, Michigan General Obligation Bonds, (MBIA Insured), Series 2002
5.000% due 04/01/2006	4,000	4,383
Kalamazoo, Michigan Hospital Financing Authority Revenue Bonds, Series 1977
6.750% due 04/01/2003	210	216
Michigan State Comprehensive Transportation Revenue Bonds, (FSA Insured), Series 2002
5.000% due 05/15/2005	2,000	2,163
Michigan State Hospital Financing Authority Revenue Bonds, Series 1992
5.750% due 09/01/2017	260	263
Michigan State Strategic Fund Ltd. Obligation Revenue Bonds, (Michigan National Bank Insured), Series 1997
1.700% due 11/01/2027 (a)	500	500
Michigan State Strategic Funding Ltd. Obligation Revenue Bonds, Series 1991
7.100% due 02/01/2006	2,500	2,778
Michigan State University Revenue Bonds, Series 2002
1.800% due 08/15/2032 (a)	1,200	1,200
Milan, Michigan Area Schools General Obligation Bonds, Series 2002
1.500% due 05/01/2030 (a)	1,000	1,000

		12,503

Missouri 1.6%
Missouri Financial Board of Development of Cultural Facilities Revenue Bonds, Series 2001
1.850% due 12/01/2031 (a)	2,000	2,000
Missouri State Health & Educational Facilities Authority Revenue Bonds, (SPA-JP Morgan Chase & Co. Insured), Series 1996
1.850% due 09/01/2030 (a)	1,000	1,000
Missouri State Housing Development Community Mortgage Revenue Bonds, (GNMA/FNMA Insured), Series 1996
7.100% due 09/01/2027	120	127

		3,127

Nevada 0.3%
Clark County, Nevada Improvement District Special Assessment, Series 2001
2.000% due 02/01/2021 (a)	600	600

New Jersey 6.4%
New Jersey Economic Development Authority Revenue Bonds, Series 1998
6.375% due 04/01/2018	500	627
6.375% due 04/01/2031	1,000	1,254

See accompanying notes I 09.30.02 I PIMCO Funds Semi-Annual Report	85

Schedule of Investments (Cont.)
Short Duration Municipal Income Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series 1999
5.500% due 06/15/2008	$5,000	$5,732
5.625% due 06/15/2013	3,000	3,553
New Jersey Wasterwater Treatment Trust Revenue Bonds, (MBIA Insured), Series 1997
7.000% due 05/15/2009	1,020	1,261

		12,427

New Mexico 0.6%
New Mexico State Severance Special Tax, Series 2001
5.000% due 07/01/2007	1,000	1,112

New York 10.5%
New York City, New York Transitional Finance Authority Revenue Bonds, Series 2002
5.250% due 02/01/2029	2,000	2,251
New York State Dormitory Authority Revenue Bonds, Series 2002
6.000% due 11/15/2029	800	941
New York State Thruway Authority Revenue Bonds, (MBIA Insured), Series 2002
5.250% due 04/01/2007	3,000	3,355
New York State Thruway Service Contract Revenue Bonds, Series 2002
5.250% due 04/01/2010	3,000	3,390
New York State Urban Development Revenue Bonds, (FSA Insured), Series 1994
6.500% due 01/01/2011	4,000	4,920
New York, New York General Obligation Bonds, Series 2002
5.750% due 08/01/2014	1,425	1,626
TSASC Inc. Revenue Bonds, Series 1999
5.400% due 07/15/2012	1,700	1,821
TSASC Inc. Revenue Bonds, Series 2002
5.000% due 07/15/2014	2,000	2,056

		20,360

North Carolina 1.1%
North Carolina Eastern Municipal Power Agency Power Systems Revenue Bonds, Series 1993
7.000% due 01/01/2008	1,000	1,162
North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue Bonds, (MBIA Insured), Series 1993
7.920% due 01/01/2020 (a)	1,000	1,059

		2,221

Oklahoma 0.2%
Tulsa, Oklahoma Apartments Improvement Trust General Revenue Bonds, (FGIC Insured), Series 1978
6.400% due 06/01/2006	320	351

Pennsylvania 0.1%
Deer Lakes, Pennsylvania School District, (MBIA State Aid Witholding Insured), Series 1995
6.000% due 01/15/2006	150	158

Puerto Rico 2.7%
Childrens Trust Fund Tobacco Settlement Revenue Bonds, Series 2000
5.750% due 07/01/2010	250	276
Puerto Rico Commonwealth Revenue Notes, Series 2003
2.500% due 07/30/2003	5,000	5,042

		5,318

Tennessee 3.1%
Metropolitan Government of Nashville & Davidson County Tennessee General Obligation Bonds, Series 1993
5.250% due 05/15/2006	3,000	3,324
Nashville & Davidson County, Tennessee Health & Educational Facilities Revenue Bonds, Series 1977
6.100% due 07/01/2010	465	529
Shelby County, Tennessee General Obligation Bonds, Series 2001
4.500% due 11/01/2004	2,000	2,116

		5,969

Texas 8.4%
Dallas, Texas General Obligation Bonds, Series 2001
3.000% due 08/15/2004	300	308
Denton, Texas Utility System Revenue Bonds, (FSA Insured), Series 2002
4.250% due 12/01/2004	800	845
Harris County, Texas Flood Control General Obligation Bonds, Series 2002
3.200% due 10/01/2006	940	975
Harris County, Texas Health Facilities Development Hospital Revenue Bonds, (Morgan Guaranty Trust Insured), Series 1994
1.850% due 12/01/2025 (a)	700	700
Harris County, Texas Health Facilities Development Revenue Bonds, (MBIA Insured), Series 1999
1.850% due 10/01/2029 (a)	55	55
Harris County, Texas Municipal Utility District No. 203, (MBIA Insured), Series 1990
0.000% due 09/01/2015	285	127
Houston, Texas Water Conveyance System Certificates of Participation Bonds, (AMBAC Insured), Series 1993
6.125% due 12/15/2009	1,000	1,199
6.800% due 12/15/2011	3,000	3,816
Hurst Euless Bedford, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 1994
6.500% due 08/15/2024	1,000	1,080
Laredo, Texas General Obligation Bonds, (FGIC Insured), Series 1996
5.250% due 02/15/2009	400	438
Odessa, Texas Junior College District Revenue Bonds, Series 1995
8.125% due 12/01/2018	270	318
Sabine River, Texas Pollution Control Authority Revenue Bonds, Series 2001
4.000% due 05/01/2028	500	506
San Antonio, Texas Airport System Revenue Bonds, (AMBAC Insured), Series 1991
7.375% due 07/01/2012	425	452

86	PIMCO Funds Semi-Annual Report I 09.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

Southeast Texas Hospital Financing Agency Revenue Bonds, Series 1979
7.500% due 12/01/2009	$1,030	$1,198
Texas State General Obligation Bonds, Series 2002
5.250% due 08/01/2010	1,050	1,192
Texas State Turnpike Systems Authority Revenue Bonds, Series 2002
5.000% due 06/01/2007	2,000	2,211
Texas State Water Financial Assistance, Series 2002
5.000% due 08/01/2009	685	766

		16,186

Utah 0.9%
Utah Sales Tax Tranportation Authority Revenue Bonds, Series 2002
1.650% due 09/01/2032 (a)	1,000	1,000
Utah Water Financing Agency Revenue Bonds, (AMBAC Insured), Series 2002
4.000% due 07/01/2004	425	442
Utah Water Financing Agency Revenue Bonds, (AMBAC Insured), Series 2002
3.500% due 07/01/2005	300	313

		1,755

Virginia 0.8%
Virginia Polytechnic Institute & State University Revenue Bonds, Series 1996
5.400% due 06/01/2012	1,400	1,525

Washington 1.8%
Washington State Public Power Supply System & Nuclear Project No. 1 Revenue Bonds, (AMBAC Insured), Series 1996
6.000% due 07/01/2007	1,000	1,148
Washington State Public Power Supply System & Nuclear Project No. 2 Revenue Bonds, (MBIA-IBC Insured), Series 1993
5.500% due 07/01/2006	2,100	2,341

		3,489

West Virginia 0.1%
Kanawha County, West Virginia Residential Mortgage Revenue Bonds, (FGIC Insured), Series 1979
7.375% due 09/01/2010	160	192

Wisconsin 7.6%
Badger Tobacco Asset Securitization Corporation Revenue Bonds, Series 2002
5.000% due 06/01/2008	2,240	2,345
5.500% due 06/01/2005	5,635	6,030
Marshfield, Wisconsin Hospital Facilities Revenue Bonds, Series 1978
6.625% due 04/01/2006	705	765
South Milwaukee, Wisconsin School District General Obligation Bonds, (FGIC Insured), Series 2002
3.000% due 04/01/2007	275	281
3.750% due 04/01/2009	240	250
South Milwaukee, Wisconsin School District, (FGIC Insured), Series 2002
3.750% due 04/01/2010	275	284
Two Rivers, Wisconsin Public School District General Obligation Bonds, (FSA Insured), Series 2002
4.250% due 03/01/2013	1,255	1,322
Wisconsin Housing and Economic Development Revenue Bonds, (MBIA Government of Authority Insured), Series 2002
4.500% due 05/01/2010	1,095	1,146
Wisconsin State Clean Water Revenue Bonds, Series 1998
5.500% due 06/01/2014	2,000	2,338

		14,761

Total Municipal Bonds & Notes (Cost $174,604)		179,098

SHORT-TERM INSTRUMENTS 6.6%
Money Market Fund 6.0%
Reich & Tang New York Money Market
1.090% due 10/01/2002	2,111	2,111
SSgA Tax Free Money Market
1.250% due 10/01/2002	9,439	9,439

		11,550

U.S. Treasury Bills 0.6%
1.574% due 11/14/2002-11/29/2002 (b)(c)	1,255	1,252

Total Short-Term Instruments (Cost $12,802)		12,802

Total Investments 99.1% (Cost $187,406)		$191,900
Other Assets and Liabilities (Net) 0.9%		1,776

Net Assets 100.0%		$193,676

Notes to Schedule of Investments (amounts in thousands):

(a)	Variable rate security. The rate listed is as of September 30, 2002.

(b)	Securities with an aggregate market value of $1,252 have been segregated with the custodian to cover margin requirements for the following open futures contracts at September 30, 2002:

Type	# of Contracts	Unrealized (Depreciation)

U.S. Treasury 5 Year Note (12/2002)	320	$(906)
U.S. Treasury 10 Year Note (12/2002)	280	(784)

		$(1,690)

(c)	Securities are grouped by coupon or range of coupons and represent a range of maturities.

See accompanying notes I 09.30.02 I PIMCO Funds Semi-Annual Report	87

Schedule of Investments
Short-Term Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 46.1%
Banking & Finance 18.2%
Banco Nacional Obra Services
9.625% due 11/15/2003 (a)	$ 3,900	$ 4,183
Bankunited FSB
5.400% due 02/02/2004	4,000	4,157
Bear Stearns Cos., Inc.
5.125% due 02/22/2004 (a)	4,200	4,137
2.210% due 09/21/2004 (a)	900	899
2.410% due 07/15/2005 (a)	5,000	5,005
2.130% due 09/16/2005 (a)	5,000	4,930
Chrysler Financial Co. LLC
1.990% due 02/05/2003 (a)	1,000	998
CIT Group, Inc.
5.920% due 11/08/2002	1,000	1,003
7.375% due 03/15/2003	5,550	5,665
7.500% due 11/14/2003	6,900	7,166
5.625% due 05/17/2004	5,200	5,327
7.125% due 10/15/2004	9,890	10,492
Citigroup, Inc.
5.500% due 08/19/2003 (a)	11,040	11,145
Countrywide Home Loans
2.056% due 06/03/2003 (a)	2,800	2,794
Deutsche Telekom International Finance BV
7.750% due 06/15/2005	54,960	58,986
EOP Operating LP
6.375% due 02/15/2003	10,780	10,927
Ford Motor Credit Co.
7.500% due 01/15/2003	2,450	2,468
6.125% due 04/28/2003	2,000	2,015
2.110% due 06/20/2003 (a)	900	880
2.690% due 03/08/2004 (a)	43,800	41,898
2.070% due 04/26/2004 (a)	17,400	16,432
2.210% due 07/19/2004 (a)	6,700	6,341
3.726% due 10/25/2004 (a)	10,500	10,019
2.295% due 07/18/2005 (a)	10,000	9,026
Gemstone Investors Ltd.
7.710% due 10/31/2004	3,000	2,403
General Motors Acceptance Corp.
2.160% due 10/07/2002 (a)	625	625
2.090% due 12/09/2002 (a)	3,300	3,294
5.920% due 12/16/2002	5,000	5,023
5.800% due 03/12/2003	1,500	1,517
5.950% due 03/14/2003	1,700	1,721
1.857% due 08/18/2003 (a)	16,575	16,318
2.070% due 11/07/2003 (a)	10,000	9,817
2.580% due 01/20/2004 (a)	14,040	13,786
2.612% due 05/04/2004 (a)	23,050	22,488
2.210% due 07/21/2004 (a)	9,300	8,963
Golden State Holdings
2.822% due 08/01/2003 (a)	14,900	14,852
7.000% due 08/01/2003	30,845	31,717
7.125% due 08/01/2005	425	463
Household Finance Corp.
2.120% due 08/07/2003 (a)	17,950	17,759
3.140% due 03/11/2004 (a)	6,650	6,554
5.750% due 01/30/2007	23,000	22,403
Korea Development Bank
7.625% due 10/01/2002	2,500	2,500
Merrill Lynch & Co.
2.102% due 08/01/2003 (a)	4,000	4,007
National Rural Utilities Cooperative Finance Corp.
7.375% due 02/10/2003	3,065	3,114
1.990% due 07/17/2003 (a)	17,200	17,127
2.820% due 04/26/2004 (a)	13,963	14,005
5.250% due 07/15/2004	9,595	9,960
6.500% due 03/01/2007	20,000	21,536
Protective Life Funding Trust
2.210% due 01/17/2003 (a)	2,000	2,002
Racers
2.147% due 03/03/2003 (a)	10,000	10,005
Salomon Smith Barney Holdings, Inc.
2.135% due 07/18/2007 (a)	5,000	5,009
Security Capital Group, Inc.
7.750% due 11/15/2003	7,695	8,158
U.S. Bancorp
2.052% due 02/03/2003 (a)	3,700	3,702
USAA Capital Corp.
7.050% due 11/08/2006	445	505
Verizon Global Funding Corp.
6.750% due 12/01/2005	3,000	3,165

		511,391

Industrials 19.5%
Air Canada
2.475% due 07/31/2005 (a)	1,091	871
Allied Waste Industries, Inc.
6.100% due 01/15/2003	9,474	9,476
Allied Waste North America, Inc.
7.375% due 01/01/2004	2,275	2,264
American Standard Cos., Inc.
7.125% due 02/15/2003	3,300	3,337
AOL Time Warner, Inc.
6.125% due 04/15/2006	3,000	2,826
Appalachian Power Co.
2.460% due 08/20/2003 (a)	4,000	4,007
BHP Finance USA Ltd.
6.420% due 03/01/2026	27,850	29,367
Clear Channel Communications, Inc.
7.250% due 09/15/2003	8,000	8,138
Coastal Corp.
2.422% due 07/21/2003 (a)	5,000	4,751
Conagra Foods, Inc.
7.500% due 09/15/2005	7,470	8,386
Cox Communications, Inc.
6.500% due 11/15/2002	1,800	1,800
6.150% due 08/01/2003 (a)	8,200	8,037
7.170% due 10/01/2003	5,043	5,075
Cox Enterprises, Inc.
2.722% due 05/01/2033 (a)	9,200	9,114
DaimlerChrysler North America Holding Corp.
6.840% due 10/15/2002	3,000	3,004
7.750% due 05/27/2003	2,000	2,061
2.322% due 08/01/2003 (a)	2,800	2,792
2.053% due 08/16/2004 (a)	47,540	46,880
7.750% due 06/15/2005	2,287	2,499
HCA, Inc.
8.120% due 08/04/2003	800	824
6.870% due 09/15/2003	10,000	10,266
6.730% due 07/15/2045	8,170	8,285
Hilton Hotels Corp.
7.000% due 07/15/2004	8,324	8,413
Ingersoll-Rand Co.
5.750% due 02/14/2003	13,140	13,305
International Game Technology
7.875% due 05/15/2004	10,000	10,450
International Paper Co.
8.000% due 07/08/2003	42,335	44,009
Kerr-McGee Corp.
2.600% due 06/28/2004 (a)	13,740	13,733
Kinder Morgan, Inc.
6.450% due 03/01/2003	24,100	24,401
Kroger Co.
7.150% due 03/01/2003	11,500	11,709
Mandalay Resort Group
6.750% due 07/15/2003	9,400	9,494
Martin Marietta Corp.
6.500% due 04/15/2003	24,300	24,769
Norfolk Southern Corp.
2.510% due 02/28/2005 (a)	7,700	7,704
7.050% due 05/01/2037	20,975	22,385
PanAmSat Corp.
6.000% due 01/15/2003	13,405	13,295
Park Place Entertainment Corp.
7.950% due 08/01/2003	1,464	1,489

88	PIMCO Funds Semi-Annual Report I 09.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

Pioneer National Resources Co.
8.875% due 04/15/2005	$4,000	$4,196
Qwest Capital Funding, Inc.
5.875% due 08/03/2004	4,900	3,332
R.J. Reynolds Tobacco Holdings, Inc.
7.375% due 05/15/2003	35,925	36,701
Raytheon Co.
7.900% due 03/01/2003	13,100	13,317
5.700% due 11/01/2003	6,785	6,933
Safeway, Inc.
6.050% due 11/15/2003	12,405	12,866
TCI Communications, Inc.
8.250% due 01/15/2003	4,300	4,282
6.375% due 05/01/2003	11,160	11,008
Time Warner Entertainment Co. L.P.
7.975% due 08/15/2004	8,425	8,364
Turner Broadcasting System, Inc.
7.400% due 02/01/2004	2,200	2,173
United Air Lines, Inc.
2.117% due 12/02/2002 (a)	9,311	8,400
Waste Management, Inc.
6.500% due 12/15/2002	11,200	11,236
Weyerhaeuser Co.
9.050% due 02/01/2003	8,015	8,153
2.951% due 09/15/2003 (a)	35,100	35,135
Willamette Industries, Inc.
9.125% due 02/15/2003	2,000	2,039

		547,351

Utilities 8.4%
ALLETE, Inc.
2.710% due 10/20/2003 (a)	8,800	8,778
AT&T Corp.
6.500% due 11/15/2006	11,000	10,846
British Telecom PLC
3.121% due 12/15/2003 (a)	52,200	52,105
7.875% due 12/15/2005	3,000	3,351
CenturyTel, Inc.
7.750% due 10/15/2002	2,000	2,003
Commonwealth Edison Co.
2.423% due 09/30/2003 (a)	3,000	2,983
DTE Energy Co.
7.110% due 11/15/2038 (a)	1,500	1,542
Entergy Gulf States, Inc.
8.250% due 04/01/2004	10,000	10,724
3.197% due 09/01/2004 (a)	10,000	9,973
France Telecom SA
2.457% due 03/14/2003 (a)	22,200	21,917
2.465% due 07/16/2003 (a)	6,600	6,604
Jersey Central Power & Light Co.
6.375% due 05/01/2003	5,150	5,178
Kinder Morgan, Inc.
2.810% due 10/10/2002 (a)	17,200	17,201
Niagara Mohawk Power Co.
7.250% due 10/01/2002	756	756
7.375% due 07/01/2003	11,655	12,035
Pacific Gas & Electric Co.
7.575% due 10/31/2049 (a)(b)	1,900	1,786
Sprint Capital Corp.
9.500% due 04/01/2003	500	470
5.700% due 11/15/2003	18,480	16,833
Texas Utilities Corp.
6.750% due 04/01/2003	1,665	1,700
Transocean, Inc.
6.500% due 04/15/2003	3,985	4,057
TXU Electric Co.
2.426% due 06/15/2003 (a)	19,300	19,184
Verizon Wireless, Inc.
2.220% due 12/17/2003 (a)	27,300	26,177
WorldCom, Inc. — WorldCom Group
7.375% due 01/15/2003 (b)	11,600	1,450

		237,653

Total Corporate Bonds & Notes		1,296,395

(Cost $1,307,078)

U.S. GOVERNMENT AGENCIES 0.1%

Fannie Mae
5.750% due 04/15/2003	850	869
4.625% due 05/15/2003	500	510
3.300% due 10/10/2003	650	650
Federal Home Loan Bank
6.375% due 11/15/2002	600	604
5.000% due 02/14/2003	880	891
3.125% due 11/14/2003	500	508

Total U.S. Government Agencies		4,032

(Cost $3,999)

U.S. TREASURY OBLIGATIONS 0.2%

Treasury Inflation Protected Securities (e)
3.375% due 01/15/2007 (c)	3,694	4,025
3.875% due 01/15/2009	1,647	1,853
U.S. Treasury Notes
5.125% due 12/31/2002	500	504

Total U.S. Treasury Obligations		6,382

(Cost $6,171)

MORTGAGE-BACKED SECURITIES 20.3%
Collateralized Mortgage Obligations 13.0%
Bank of America Mortgage Securities, Inc.
6.500% due 05/25/2029	834	882
6.359% due 07/25/2032 (a)	18,990	19,489
5.819% due 10/20/2032 (a)	41,900	42,600
Bear Stearns Adjustable Rate Mortgage Trust
7.491% due 12/25/2030 (a)	195	195
6.247% due 01/25/2032 (a)	11,704	11,855
6.912% due 01/25/2032 (a)	1,136	1,166
5.439% due 10/25/2032 (a)	2,600	2,636
Chase Mortgage Finance Corp.
6.500% due 06/25/2028	256	256
6.550% due 08/25/2028	136	136
Citicorp Mortgage Securities, Inc.
5.900% due 05/25/2029	655	657
Countrywide Home Loans
6.500% due 07/25/2013	800	838
6.050% due 04/25/2029	2,326	2,413
6.500% due 08/25/2032 (a)	4,465	4,579
Credit-Based Asset Servicing & Securitization LLC
2.150% due 01/25/2032 (a)	838	838
CS First Boston Mortgage Securities Corp.
6.750% due 01/15/2008	4,507	4,548
2.163% due 08/25/2031 (a)	896	891
2.478% due 03/25/2032 (a)	939	935
2.360% due 08/25/2033 (a)	34,300	34,300
DLJ Acceptance Trust
6.359% due 10/17/2020 (a)	224	230
E-Trade Bank Mortgage-Backed Securities Trust
7.034% due 09/25/2031	861	883
Fannie Mae
6.000% due 02/25/2008	389	406
2.143% due 10/25/2017 (a)	2,325	2,345
6.250% due 05/25/2019	114	114
8.939% due 06/25/2032 (a)	4,683	5,185
Federal Housing Administration
7.350% due 04/01/2019	1,259	1,305
FFCA Secured Lending Corp.
7.850% due 10/18/2017	1,000	1,134
First Republic Mortgage Loan Trust
2.123% due 08/15/2032 (a)	33,675	33,675
Freddie Mac
7.000% due 08/15/2006	164	164
6.000% due 12/15/2009	3,500	3,555
6.000% due 09/15/2011	6,000	6,197
4.500% due 11/15/2018	22,018	22,516
5.500% due 02/15/2020	158	158
6.000% due 09/15/2022	3,500	3,537

See accompanying notes I 09.30.02 I PIMCO Funds Semi-Annual Report	89

Schedule of Investments (Cont.)
Short-Term Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

General Electric Capital Mortgage Services, Inc.
6.500% due 04/25/2024	$476	$484
Government National Mortgage Association
7.500% due 02/20/2030	1,000	1,079
Headlands Mortgage Securities, Inc.
7.250% due 11/25/2012	196	196
IMPAC CMB Trust
2.093% due 11/25/2031 (a)	3,542	3,532
Independent National Mortgage Corp.
7.250% due 11/25/2010	1,147	1,146
Mellon Residential Funding Corp.
2.310% due 10/20/2029 (a)	10,000	10,099
PNC Mortgage Securities Corp.
6.500% due 12/25/2028	2,998	3,188
7.500% due 02/25/2031	176	180
Prudential Home Mortgage Securities
6.950% due 11/25/2022	233	233
Residential Funding Mortgage Securities I, Inc.
7.500% due 12/25/2030	1,412	1,428
Resolution Trust Corp.
5.224% due 05/25/2029 (a)	309	301
Sequoia Mortgage Trust
2.200% due 10/20/2027 (a)	16,500	16,500
Small Business Administration
7.540% due 08/10/2009	1,329	1,523
Structured Asset Mortgage Investments, Inc.
2.170% due 09/19/2032 (a)	999	999
Structured Asset Securities Corp.
8.000% due 07/25/2030	1,000	1,050
6.500% due 09/25/2031 (a)	9,013	9,186
6.296% due 02/25/2032 (a)	18,311	18,663
2.100% due 07/25/2032 (a)	972	968
6.150% due 07/25/2032 (a)	19,074	19,574
TMA Mortgage Funding Trust
2.193% due 01/25/2029 (a)	3,877	3,877
Vendee Mortgage Trust
6.500% due 05/15/2025 (a)	1,300	1,424
Washington Mutual Mortgage Securities Corp.
5.243% due 10/25/2032 (a)	32,126	32,854
Washington Mutual, Inc.
6.006% due 10/19/2039 (a)	2,000	2,054
6.583% due 10/19/2039 (a)	8,031	7,859
4.598% due 01/25/2041 (a)	1,314	1,336
Wells Fargo Mortgage-Backed Securities Trust
6.125% due 07/25/2031	1,492	1,518
6.634% due 10/25/2031 (a)	10,956	11,243
6.151% due 01/25/2032	2,969	3,013

		366,125

Fannie Mae 3.1%
4.020% due 02/01/2018 (a)	65	67
4.022% due 05/01/2021-04/01/2029 (a)(d)	1,276	1,304
4.049% due 01/01/2029 (a)	97	99
4.227% due 11/01/2025 (a)	98	100
4.320% due 05/01/2036 (a)	56,544	57,862
4.490% due 05/01/2036 (a)	753	772
5.493% due 01/01/2032 (a)	9,387	9,681
5.555% due 08/01/2029 (a)	10,583	10,913
6.000% due 01/01/2004	65	66
6.500% due 12/01/2003	686	686
6.555% due 07/01/2029 (a)	2,497	2,620
7.000% due 01/01/2003-03/01/2013 (d)	2,702	2,744
8.500% due 01/01/2026	918	994

		87,908

Federal Housing Administration 0.0%
7.435% due 02/01/2019	358	368

Freddie Mac 0.3%
2.223% due 06/15/2031 (a)	6,659	6,677

Government National Mortgage Association 3.9%
4.250% due 06/20/2029-05/20/2030 (a)(d)	20,276	20,732
4.500% due 04/20/2030 (a)	9,251	9,479
5.000% due 08/20/2029-02/20/2032 (a)(d)	35,273	35,909
5.250% due 03/20/2029-03/20/2030 (a)(d)	10,478	10,726
5.375% due 02/20/2024-06/20/2027 (a)(d)	12,853	13,250
6.625% due 11/20/2026-10/20/2027 (a)(d)	7,975	8,246
6.750% due 09/20/2023-09/20/2027 (a)(d)	4,637	4,778
8.000% due 07/15/2030-05/15/2032 (d)	4,000	4,295
8.500% due 06/20/2027	1,968	2,132

		109,547

Stripped Mortgage-Backed Securities 0.0%
ABN AMRO Mortgage Corp. (IO)
6.750% due 08/25/2029	224	8
Fannie Mae (IO)
6.500% due 06/25/2017	0	0
6.500% due 10/25/2023	559	61
Freddie Mac (IO)
6.500% due 11/15/2007	1,772	103
7.000% due 06/15/2019	47	0

		172

Total Mortgage-Backed Securities		570,797

(Cost $ 567,190)
ASSET-BACKED SECURITIES 4.9%
Advanta Revolving Home Equity Loan Trust
2.183% due 01/25/2024 (a)	93	93
American Residential Eagle Trust
2.153% due 07/25/2029 (a)	478	478
Bayview Financial Acquisition Trust
2.193% due 02/25/2030 (a)	1,044	1,043
Bear Stearns Asset Backed Securities, Inc.
2.003% due 06/15/2016 (a)	13,138	13,147
2.170% due 10/25/2032 (a)	15,023	15,011
Brazos Student Loan Finance Co.
2.620% due 06/01/2023 (a)	18,442	18,485
Capital Asset Research Funding LP
6.400% due 12/15/2004	962	982
5.905% due 12/15/2005	215	215
Conseco Finance
7.350% due 10/15/2030 (b)	1,169	1,259
Countrywide Home Equity Loan Trust
2.063% due 08/15/2025 (a)	531	527
CS First Boston Mortgage Securities Corp.
2.083% due 12/15/2030 (a)	4,252	4,248
2.150% due 02/25/2032 (a)	9,566	9,559
Delta Funding Home Equity Loan Trust
2.233% due 09/15/2029 (a)	723	723
First Franklin Mortgage Loan Trust Asset-Backed Certificates
2.160% due 09/25/2032 (a)	26,300	26,321
GMAC Mortgage Corp. Loan Trust
2.127% due 06/18/2027 (a)	888	885
Green Tree Home Improvement Loan Trust
1.993% due 08/15/2029 (a)	1,274	1,271
Irwin Whole Loan Home Equity Trust
2.080% due 07/25/2032 (a)	5,574	5,574
MLCC Mortgage Investors, Inc.
2.203% due 03/15/2025 (a)	2,702	2,699
New York City Tax Lien
5.590% due 09/10/2014	2,841	2,879
North Carolina State Education Authority
2.057% due 06/01/2009 (a)	5,366	5,377
Onyx Acceptance Auto Trust
7.160% due 09/15/2004	9,970	10,079
Premier Auto Trust
6.430% due 03/08/2004	466	473
Salomon Brothers Mortgage Securities VII
2.163% due 07/25/2029 (a)	221	218
2.243% due 11/15/2029 (a)	352	352
2.403% due 12/15/2029 (a)	2,000	1,999
2.176% due 12/25/2029 (a)	3,695	3,686
Saxon Asset Securities Trust
6.170% due 08/25/2021	91	91
Structured Product Asset Trust
3.160% due 06/20/2004 (a)	5,400	5,373

90	PIMCO Funds Semi-Annual Report I 09.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

SVO Timeshare Mortgage Corporation
5.470% due 12/20/2006	$1,042	$1,088
UAF Auto Grantor Trust
6.100% due 06/15/2004	140	140
WFS Financial Owner Trust
5.700% due 11/20/2003	1,359	1,367
6.420% due 07/20/2004	214	217
7.750% due 11/20/2004	3,452	3,505

Total Asset-Backed Securities (Cost $139,101)		139,364

SOVEREIGN ISSUES 0.9%
Republic of Brazil
3.062% due 04/15/2006 (a)	34,656	22,831
11.500% due 03/12/2008	2,600	1,359

Total Sovereign Issues (Cost $33,036)		24,190

PURCHASED PUT OPTIONS 0.0%
Eurodollar December Futures (CME)
Strike @ 96.000 Exp. 12/16/2002	790,000	10

Total Purchased Put Options (Cost $12)		10

SHORT-TERM INSTRUMENTS 29.2%
Commercial Paper 27.3%
Abbey National North America
1.750% due 12/10/2002	20,000	19,932
AT&T Corp.
3.605% due 04/18/2003	67,000	63,053

CDC
1.750% due 11/04/2002	85,000	84,859
Fannie Mae
1.860% due 10/01/2002	5,000	5,000
1.715% due 10/30/2002	21,000	20,971
Federal Home Loan Bank
1.658% due 10/23/2002	100,000	99,899
1.680% due 10/28/2002	9,000	8,989
HBOS Treasury Services PLC
1.730% due 11/20/2002	120,000	119,712
National Australia Funding, Inc.
1.750% due 10/03/2002	15,200	15,198
Pfizer, Inc.
1.730% due 10/21/2002	15,000	14,986
1.720% due 10/22/2002	50,000	49,950
1.730% due 10/28/2002	15,000	14,981
TotalFinaElf SA
1.970% due 10/31/2002	125,000	125,000
UBS Finance, Inc.
1.970% due 12/18/2002	125,000	125,000

		767,530

Repurchase Agreement 0.5%
State Street Bank
1.550% due 10/01/2002	14,838	14,838

(Dated 09/30/2002. Collateralized by Fannie Mae 5.000% due 02/03/2003 valued at $15,139. Repurchase proceeds are $14,839.)
U.S. Treasury Bills 1.4%
1.613% due 11/14/2002—11/29/2002 (c)(d)	39,245	39,148

Total Short-Term Instruments (Cost $825,222)		821,516

Total Investments 101.7% (Cost $2,881,809)		$2,862,686
Written Options (f) (0.3%) (Premiums $11,629)		(8,797)
Other Assets and Liabilities (Net) (1.4%)		(39,717)

Net Assets 100.0%		$2,814,172

Notes to Schedule of Investments (amounts in thousands):

(a)	Variable rate security. The rate listed is as of September 30, 2002.

(b)	Security is in default.

(c)	Securities with an aggregate market value of $18,579 have been segregated with the custodian to cover margin requirements for the following open futures contracts at September 30, 2002:

Type	# of Contracts	Unrealized Appreciation

United Kingdom 90Day LIBOR Futures (12/2002)	60	$205
Euribor Options March Futures (03/2003)	7,967	1,837
Euribor Options March Futures (03/2003)	11,988	0
Euribor Options March Futures (03/2003)	2,800	0
Euribor Options DecemberFutures (12/2003)	6,790	1,026
U.S. Treasury 10 Year Note (12/2002)	230	850
Eurodollar December Futures (12/2002)	144	826
Eurodollar June Futures (06/2003)	211	1,335

		$6,079

(d)	Securities are grouped by coupon or range of coupons and represent a range of maturities.

(e)	Principal amount of security is adjusted for inflation.

(f)	Premiums received on written options:

Type	# of Contracts	Premium	Value

Put—OTC 3 Month LIBOR Interest Rate Swap Strike @ 7.000 Exp. 01/07/2005	55,570,000	$1,225	$948
Call—OTC Broken Hill Proprietary Ltd. 6.420% due 03/01/2026 Strike @ 100.000 Exp. 03/01/2003	27,850,000	0	1,204
Call—OTC Norfolk Southern Corp. 7.050% due 05/01/2037 Strike @ 100.000 Exp. 05/01/2004	20,975,000	0	1,143
Call—OTC 3 Month LIBOR Interest Rate Swap Strike @ 5.000 Exp. 01/07/2005	55,570,000	1,089	2,839
Put—CME Eurodollar March Futures Strike @ 96.750 Exp. 03/17/2003	2,580	2,551	48
Call—CME Eurodollar June Futures Strike @ 98.750 Exp. 06/16/2003	4,157	1,336	2,130
Put—CME Eurodollar June Futures Strike @ 96.750 Exp. 06/16/2003	5,000	4,969	469
Put—CME Eurodollar December Futures Strike @ 96.500 Exp. 12/16/2002	2,610	459	16

		$11,629	$8,797

(g)	Short sales open at September 30, 2002 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

U.S. Treasury Note	5.500	05/15/2009	$26,500	$30,260	$29,426

See accompanying notes I 09.30.02 I PIMCO Funds Semi-Annual Report	91

Schedule of Investments (Cont.)
Short-Term Fund
September 30, 2002 (Unaudited)

(h) Foreign forward currency contracts outstanding at September 30, 2002:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized (Depreciation)

Sell	BP	368	10/2002	$(10)
Sell	EC	1,014	11/2002	(1)

				$(11)

(i) Swap agreements outstanding at September 30, 2002:

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)

Received a fixed amount equal to $73 and pay floating rate based on 3-month EC-LIBOR with 3.250% interest rate cap.
Broker: Salomon Brothers, Inc. Exp. 06/19/2003	EC 20,000	$40
Receive floating rate based on 3-month LIBOR plus 0.470% and pay a fixed rate equal to 7.750%.
Broker: Morgan Stanley Exp. 06/15/2005	$ 5,000	(617)
Receive floating rate based on 3-month LIBOR plus 0.700% and pay a fixed rate equal to 6.420%.
Broker: Morgan Stanley Exp. 03/01/2003	27,850	(469)
Receive floating rate based on 3-month LIBOR plus 1.150% and pay a fixed rate equal to 7.050%.
Broker: Morgan Stanley Exp. 05/01/2004	20,975	(1,299)
Receive floating rate based on 3-month LIBOR plus 1.150% and pay a fixed rate equal to 6.000%.
Broker: Goldman Sachs Exp. 12/18/2004	233,600	(8,019)
Receive a fixed rate equal to 0.430% and the Fund will pay to the counterparty at par in the event of default of Time Warner, Inc. 7.750% due 06/15/2005.
Broker: Lehman Brothers, Inc. Exp. 07/11/2003	5,000	(206)
Receive a fixed rate equal to 0.230% and the Fund will pay to the counterparty at par in the event of default of Associates Corp. 6.000% due 04/15/2003.
Broker: UBS—Warburg Exp. 01/14/2003	4,000	(2)
Receive a fixed rate equal to 0.460% and the Fund will pay to the counterparty at par in the event of default of Vodafone Group PLC 7.750% due 02/15/2010.
Broker: Lehman Brothers, Inc. Exp. 09/10/2003	13,300	(116)
Receive a fixed rate equal to 2.700% and the Fund will pay to the counterparty at par in the event of default of El Paso Corp. 7.000% due 05/15/2011.
Broker: Credit Suisse First Boston Exp. 04/30/2005	5,000	(715)
Receive a fixed rate equal to 1.150% and the Fund will pay to the counterparty at par in the event of default of United Mexican State 9.750% due 04/06/2006.
Broker: J.P. Morgan Chase & Co. Exp. 12/14/2002	5,000	9
Receive a fixed rate equal to 1.100% and the Fund will pay to the counterparty at par in the event of default of Republic of South Africa 9.125% due 05/19/2009.
Broker: J.P. Morgan Chase & Co. Exp. 07/28/2003	9,600	(3)
Receive a fixed rate equal to 1.500% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 8.875% due 09/30/2027.
Broker: Credit Suisse First Boston Exp. 03/08/2003	8,300	4
Receive a fixed rate equal to 1.450% and the Fund will pay to the counterparty at par in the event of default of Republic of Bulgaria 2.688% due 07/28/2011.
Broker: Goldman Sachs Exp. 04/15/2004	19,300	(207)
Pay a Fixed rate equal to 0.880% and the Fund will receive from to the counterparty at par in the event of default of Republic of Bulgaria 2.688% due 07/28/2011.
Broker: Goldman Sachs Exp. 04/15/2003	19,300	61
Receive a fixed rate equal to 1.300% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 9.625% due 07/28/2011.
Broker: Goldman Sachs Exp. 04/15/2003	9,050	5
Receive a fixed rate equal to 0.950% and the Fund will pay to the counterparty at par in the event of default of Republic of South Africa 9.125% due 05/19/2009.
Broker: Goldman Sachs Exp. 04/15/2003	6,250	(2)
Receive a fixed rate equal to 1.500% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 9.625% due 02/28/2011.
Broker: Credit Suisse First Boston Exp. 03/08/2003	2,400	(12)
Receive a fixed rate equal to 0.410% and the Fund will pay to the counterparty at par in the event of default of General Electric Capital Corp. 5.875% due 02/15/2012.
Broker: Goldman Sachs Exp. 06/07/2004	21,100	12

92	PIMCO Funds Semi-Annual Report I 09.30.02 I See accompanying notes

Receive a fixed rate equal to 0.400% and the Fund will pay to the counterparty at par in the event of default of General Electric Capital Corp. 5.875% due 02/15/2012.
Broker: Goldman Sachs Exp. 06/07/2004	$17,000	$(70)
Receive a fixed rate equal to 0.400% and the Fund will pay to the counterparty at par in the event of default of General Electric Capital Corp. 5.875% due 02/15/2012.
Broker: ABN AMRO Bank N.V. Exp. 07/11/2003	16,150	2
Receive floating rate based on 3-month LIBOR and Pay a fixed rate equal to 6.000%
Broker: Morgan Stanley Exp. 12/18/2007	7,900	(671)

		$(12,275)

See accompanying notes I 09.30.02 I PIMCO Funds Semi-Annual Report	93

Schedule of Investments
StocksPLUS Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 27.7%
Banking & Finance 16.3%
Atlas Reinsurance PLC
5.740% due 10/04/2004 (a)	$7,000	$7,052
Bear Stearns Cos., Inc.
6.125% due 02/01/2003	1,100	1,114
2.380% due 05/24/2004 (a)	21,600	21,705
Beaver Valley Funding Corp.
8.250% due 06/01/2003	114	114
Capital One Bank
2.770% due 06/23/2003 (a)	5,400	5,366
Chrysler Financial Co. LLC
1.975% due 02/10/2003 (a)	9,600	9,584
CIT Group, Inc.
2.250% due 02/28/2003 (a)	2,600	2,596
7.375% due 03/15/2003	4,200	4,287
5.625% due 05/17/2004	1,900	1,946
7.125% due 10/15/2004	2,000	2,122
Ford Motor Credit Co.
2.660% due 04/17/2003 (a)	4,200	4,149
2.340% due 06/23/2003 (a)	2,100	2,063
6.700% due 07/16/2004	3,400	3,418
General Motors Acceptance Corp.
2.457% due 05/17/2004 (a)	5,800	5,655
Golden State Holdings
2.822% due 08/01/2003 (a)	6,000	5,981
Heller Financial, Inc.
2.188% due 04/28/2003 (a)	1,800	1,803
National Australia Bank Ltd.
2.382% due 05/19/2010 (a)	11,700	11,757
National Rural Utilities Cooperative Finance Corp.
2.820% due 04/26/2004 (a)	8,000	8,024
Popular North America, Inc.
3.510% due 10/15/2003 (a)	4,700	4,746
Republic New York Corp.
5.000% due 10/28/2002 (a)	100	100
Trinom Ltd.
5.879% due 12/18/2004 (a)	1,200	1,209
Western Capital
7.021% due 01/07/2003 (a)	7,300	7,300

		112,091

Industrials 7.4%
Air Canada
2.662% due 07/31/2005 (a)	6,545	5,228
Conoco, Inc.
2.750% due 10/15/2002 (a)	6,000	6,001
Enron Corp.
8.000% due 08/15/2005 (b)	1,100	226
Kroger Co.
7.150% due 03/01/2003	12,115	12,336
Limestone Electron Trust
8.625% due 03/15/2003	3,200	2,851
R.J. Reynolds Tobacco Holdings, Inc.
7.375% due 05/15/2003	2,400	2,452
TCI Communications, Inc.
2.520% due 03/11/2003 (a)	4,000	3,970
Walt Disney Co.
3.900% due 09/15/2003	4,700	4,708
Waste Management, Inc.
7.700% due 10/01/2002	9,200	9,200
7.000% due 10/01/2004	1,000	1,031
Weyerhaeuser Co.
3.045% due 09/15/2003 (a)	3,200	3,203

		51,206

Utilities 4.0%
Entergy Arkansas, Inc.
7.720% due 03/01/2003	3,700	3,770
France Telecom SA
4.576% due 03/14/2003 (a)	9,200	9,083
Georgia Power Co.
5.250% due 05/08/2003	3,800	3,857
Niagara Mohawk Power Co.
7.375% due 07/01/2003	1,815	1,874
Sprint Capital Corp.
5.700% due 11/15/2003	3,800	3,461
5.875% due 05/01/2004	5,250	4,540
7.900% due 03/15/2005	1,500	1,219

		27,804

Total Corporate Bonds & Notes (Cost $193,722)		191,101

U.S. TREASURY OBLIGATIONS 2.2%
Treasury Inflation Protected Securities (f)
3.625% due 01/15/2008 (c)	13,711	15,130

Total U.S. Treasury Obligations (Cost $13,832)		15,130

MORTGAGE-BACKED SECURITIES 40.3%
Collateralized Mortgage Obligations 16.9%
Bank Mart
6.883% due 03/01/2019 (a)(d)	2,489	2,522
Bank of America Mortgage Securities, Inc.
6.069% due 06/25/2031 (a)	151	151
Bear Stearns Adjustable Rate Mortgage Trust
6.184% due 12/25/2031 (a)	5,410	5,552
6.299% due 01/25/2032 (a)	930	942
Citicorp Mortgage Securities, Inc.
5.500% due 09/25/2031	8,729	8,981
Countrywide Home Loans, Inc.
6.050% due 04/25/2029	805	808
CS First Boston Mortgage Securities Corp.
6.960% due 06/20/2029	190	192
2.310% due 11/25/2031 (a)	6,359	6,373
2.250% due 02/25/2032 (a)	5,234	5,227
2.478% due 03/25/2032 (a)	9,950	9,910
DLJ Acceptance Trust
5.970% due 10/17/2020 (a)	64	65
Fannie Mae
6.260% due 04/25/2020	15	15
First Horizon Asset Securities, Inc.
7.000% due 05/25/2030	2,186	2,264
Freddie Mac
6.200% due 08/15/2021	972	979
5.500% due 11/15/2024	16,466	16,681
Fund America Investors Corp. II
7.184% due 06/25/2023 (a)	58	60
General Electric Capital Mortgage Services, Inc.
6.300% due 09/25/2023	265	268
6.250% due 10/25/2028	80	80
6.250% due 12/25/2028	1,435	1,502
Government National Mortgage Association
2.257% due 09/20/2030 (a)	79	79
Housing Securities, Inc.
4.505% due 07/25/2032 (a)	194	194
PNC Mortgage Securities Corp.
7.480% due 05/25/2040 (a)	883	892
Resecuritization Mortgage Trust
2.175% due 04/26/2021 (a)	49	49
Residential Funding Mortgage Securities, Inc.
6.599% due 03/25/2018 (a)	603	602
Salomon Brothers Mortgage Securities VII
6.951% due 12/25/2030 (a)	7,870	8,016
Structured Asset Mortgage Investments, Inc.
7.000% due 07/28/2028	4,545	4,554
9.066% due 06/25/2029 (a)	7,519	8,533
Structured Asset Securities Corp.
2.157% due 10/25/2027 (a)	4,062	4,058
2.410% due 03/25/2031 (a)	3,833	3,851
4.916% due 09/25/2036 (a)	338	338
TMA Mortgage Funding Trust
2.140% due 01/25/2029 (a)	1,952	1,952

94	PIMCO Funds Semi-Annual Report I 09.30.02 I See accompanying notes

		Principal Amount (000s)	Value (000s)

Washington Mutual Mortgage Securities Corp.
6.010% due 04/25/2031 (a)		$3,115	$3,169
Washington Mutual, Inc.
6.500% due 10/19/2029		17,385	17,927

			116,786

Fannie Mae 19.0%
6.000% due 04/01/2016-10/21/2017 (e)		95,505	99,191
6.252% due 12/01/2023 (a)		14	14
6.328% due 11/01/2027-04/01/2028 (a)(e)		317	324
6.446% due 07/01/2018-08/01/2029 (a)(e)		1,140	1,166
6.500% due 09/01/2005		1,858	1,908
6.764% due 02/01/2027 (a)		23	23
6.867% due 04/01/2018 (a)		83	85
7.000% due 02/01/2015-03/01/2015 (e)		12,735	13,481
7.500% due 09/01/2015-05/01/2016 (e)		10,986	11,684
7.900% due 05/01/2022 (a)		84	84
8.000% due 03/01/2030-07/01/2031 (e)		2,927	3,131

			131,091

Freddie Mac 0.3%
4.610% due 06/01/2022 (a)		181	186
5.540% due 07/01/2019 (a)		1,723	1,769
5.890% due 12/01/2022 (a)		294	301
8.500% due 04/01/2025-06/01/2025 (e)		55	59

			2,315

Government National Mortgage Association 4.1%
5.375% due 02/20/2026-02/20/2028 (a)(e)		6,882	7,093
6.625% due 12/20/2022-12/20/2027 (a)(e)		2,836	2,933
6.750% due 07/20/2018-07/20/2027 (a)(e)		12,271	12,653
7.000% due 10/23/2032 (a)		2,000	2,099
8.000% due 04/20/2030		3,080	3,293

			28,071

Stripped Mortgage-Backed Securities 0.0%
Fannie Mae (IO)
6.500% due 09/25/2008		45	5
6.500% due 02/25/2021		61	0
6.500% due 03/25/2023		1,214	138
7.000% due 07/25/2021		252	9

			152

Total Mortgage-Backed Securities (Cost $275,764)			278,415

ASSET-BACKED SECURITIES 7.2%
ABSC Long Beach Home Equity Loan Trust
2.100% due 08/21/2030 (a)		2,120	2,116
AFC Home Equity Loan Trust
1.910% due 06/25/2028 (a)		3,054	3,030
Ameriquest Mortgage Securities, Inc.
2.110% due 08/25/2032 (a)		6,146	6,130
Amresco Residential Securities Mortgage Loan Trust
2.851% due 07/25/2027 (a)		15	15
Countrywide Asset-Backed Certificates
2.070% due 05/25/2029 (a)		2,663	2,654
Cross Country Master Credit Card Trust II
2.323% due 06/15/2006 (a)		15,400	15,463
Green Tree Financial Corp.
6.970% due 04/01/2031		2,900	2,967
Green Tree Home Improvement Loan Trust
2.043% due 11/15/2029 (a)		2,765	2,765
Home Equity Mortgage Trust
6.007% due 06/25/2032 (a)		2,176	2,234
6.177% due 06/25/2032 (a)		5,572	5,718
Novastar Home Equity Loan
2.695% due 04/25/2028 (a)		1,247	1,241
SLM Student Loan Trust
2.282% due 10/25/2005 (a)		682	684
2.158% due 04/25/2006 (a)		486	486
Starwood Hotel & Resorts
2.656% due 02/23/2003 (a)		1,682	1,681
USAA Auto Loan Grantor Trust
6.100% due 02/15/2006		2,627	2,666

Total Asset-Backed Securities (Cost $49,766)			49,850

SOVEREIGN ISSUES 1.5%

Korea Development Bank
6.625% due 11/21/2003		2,500	2,615
Province of Quebec
1.937% due 09/29/2049 (a)		1,200	1,059
Republic of Brazil
3.062% due 04/15/2006 (a)		9,120	6,008
3.250% due 04/15/2009 (a)		906	453

Total Sovereign Issues (Cost $13,072)			10,135

FOREIGN CURRENCY-DENOMINATED ISSUES (h)(i) 1.3%

Commonwealth of New Zealand
4.500% due 02/15/2016	N$	9,750	5,373
United Mexican States
7.000% due 06/02/2003	C$	6,000	3,817

Total Foreign Currency-Denominated Issues (Cost $10,665)			9,190

PURCHASED PUT OPTIONS 0.0%

Euribor March Futures (OTC)
Strike @ 92.000 Exp. 03/03/2003	EC	165,000	0
Eurodollar December Futures (CME)
Strike @ 93.500 Exp. 12/16/2002		$120,000	1
Strike @ 93.250 Exp. 12/16/2002		1,680,000	11
Fannie Mae
6.000% due 10/21/2017
Strike @ 87.000 Exp. 10/14/2002		23,500	0
PNC Mortgage Securities Corp. (OTC)
7.440% due 05/25/2040
Strike @ 100.000 Exp. 04/01/2005		6,200	0
S&P 500 Index Futures (CME)
Strike @ 450.000 Exp. 12/20/2002		25	26

Total Purchased Put Options (Cost $49)			38

CONVERTIBLE BONDS & NOTES 3.7%

Banking & Finance 3.7%
Verizon Global Funding Corp.
5.750% due 04/01/2003		3,500	3,542
4.250% due 09/15/2005		19,500	19,693
0.000% due 05/15/2021		4,600	2,518

Total Convertible Bonds & Notes (Cost $25,534)			25,753

PREFERRED SECURITY 0.2%

		Shares

DG Funding Trust
4.105% due 12/29/2049 (a)		110	1,133

Total Preferred Security (Cost $1,103)			1,133

SHORT-TERM INSTRUMENTS 30.1%
		Principal Amount (000s)

Commercial Paper 20.8%
AT&T Corp.
3.720% due 04/18/2003		$14,900	14,022
CBA (de) Finance
1.750% due 11/27/2002		6,000	5,983

See accompanying notes I 09.30.02 I PIMCO Funds Semi-Annual Report	95

Schedule of Investments (Cont.)
StocksPLUS Fund
September 30, 2002 (Unaudited)
	Principal Amount (000s)	Value (000s)

Danske Corp.
1.750% due 10/15/2002	$18,000	$17,988
1.750% due 12/19/2002	14,000	13,946
Fannie Mae
1.860% due 10/01/2002	5,000	5,000
1.715% due 10/30/2002	10,000	9,986
Freddie Mac
1.710% due 10/31/2002	25,000	24,890
HBOS Treasury Services PLC
1.780% due 11/20/2002	18,000	17,976
Pfizer, Inc.
1.730% due 10/18/2002	10,000	9,992
Svenska Handelsbank, Inc.
1.760% due 11/20/2002	2,000	1,995
UBS Finance, Inc.
1.750% due 12/18/2002	22,000	21,917

		143,695

Repurchase Agreement 0.8%
State Street Bank
1.550% due 10/01/2002 (Dated 09/30/2002. Collateralized by Federal Home Loan Bank 2.770% due 08/19/2004 valued at $5,867. Repurchase Proceeds are $5,751.)	5,751	5,751

U.S. Treasury Bills 8.5%
1.620% due 11/14/2002-11/29/2002 (c)(e)	58,629	58,481

Total Short-Term Instruments (Cost $208,804)		207,927

Total Investments	114.2%	$788,672
(Cost $792,311)
Written Options (g)	0.0%	(352)
(Premiums $910)
Other Assets and Liabilities (Net)	(14.2%)	(97,882)

Net Assets	100.0%	$690,438

Notes to Schedule of Investments (amounts in thousands):
(a)	Variable rate security. The rate listed is as of September 30, 2002.
(b)	Security is in default.
(c)	Securities with an aggregate market value of $58,413 have been segregated with the custodian to cover margin requirements for the following open futures contracts at September 30, 2002:

Type	# of Contracts	Unrealized Appreciation/ (Depreciation)

Euribor Futures (03/2003)	215	$644
Euribor Futures (06/2003)	40	27
S&P 500 Index (12/2002)	1,805	(30,932)
S&P 500 Index (03/2003)	775	(1,575)
Eurodollar December Futures (12/2002)	24	62
Eurodollar June Futures (06/2003)	79	299

		$(31,475)

(d)	Restricted security.
(e)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(f)	Principal amount of security is adjusted for inflation.
(g)	Premiums received on written options:

Type	# of Contracts	Premium	Value

Put—CME Eurodollar December Futures Strike @ 96.000 Exp. 12/16/2002	149	$66	$2
Put—CME Eurodollar December Futures Strike @ 96.500 Exp. 12/16/2002	351	279	2
Put—CME Eurodollar December Futures Strike @ 97.000 Exp. 12/16/2002	631	300	4
Put—CME S&P December Futures Strike @ 800.000 Exp. 12/20/2002	29	265	344

		$910	$352

(h)	Foreign forward currency contracts outstanding at September 30, 2002:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation/ (Depreciation)

Sell	C$	7,054	10/2002	$183
Sell	EC	1,885	11/2002	(12)
Sell	N$	11,997	10/2002	0

				$171

(i)	Principal amount denoted in indicated currency:

C$ — Canadian Dollar
EC — Euro
N$ — New Zealand Dollar

(j)	Swap agreements outstanding at September 30, 2002:

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)

Receive total return on S&P 500 Index and pay floating rate based on 1-month LIBOR plus 0.100%. Broker: J.P. Morgan Chase & Co. Exp. 10/02/2003	$45,081	$0
Receive total return on S&P 500 Index and pay floating rate based on 1-month LIBOR plus 0.140%. Broker: J.P. Morgan Chase & Co. Exp. 05/03/2003	17,643	0
Receive total return on S&P 500 Index and pay floating rate based on 1-month LIBOR plus 0.100%. Broker: J.P. Morgan Chase & Co. Exp. 09/23/2003	39,462	0
Receive total return on S&P 500 Index and pay floating rate based on 1-month LIBOR plus 0.140%. Broker: J.P. Morgan Chase & Co. Exp. 03/26/2003	89,635	0
Receive a fixed rate equal to 4.250% and the Fund will pay to the counterparty at par in the event of default of Dynegy Holdings, Inc. 8.125% due 03/15/2005. Broker: Merrill Lynch Exp. 05/31/2003	5,500	(3,339)

96	PIMCO Funds Semi-Annual Report I 09.30.02 I See accompanying notes

Receive a fixed rate equal to 5.300% and the Fund will pay to the counterparty at par in the event of default of Sprint Capital Corp. 6.875% due 10/15/2028.
Broker: Goldman Sachs Exp. 09/15/2003	$25,000	$(966)
Receive a fixed rate equal to 2.000% and the Fund
will pay to the counterparty at par in the event of default of Deutsche Telekom AG 5.250% due 05/20/2008.
Broker: Morgan Stanley Exp. 05/29/2003	16,000	(62)
Receive a fixed rate equal to 2.000% and the Fund will pay to the counterparty at par in the event of default of France Telecom SA 5.700% due 07/25/2010.
Broker: Morgan Stanley Exp. 05/30/2003	13,100	(202)
Receive a fixed rate equal to 1.770% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 9.625% due 02/08/2011.
Broker: Goldman Sachs Exp. 11/30/2003	5,000	(48)
Receive a fixed rate equal to 0.340% and the Fund will pay to the counterparty at par in the event of default of General Electric Capital Corp. 5.750% due 04/06/2004.
Broker: Citibank N.A., London Exp. 06/13/2003	10,500	1
Receive a fixed rate equal to 7.000% and the Fund will pay to the counterparty at par in the event of default of Sprint Capital Corp. 6.000% due 01/15/2007.
Broker: Merrill Lynch Exp. 04/04/2003	5,000	(136)

		$(4,752)

See accompanying notes I 09.30.02 I PIMCO Funds Semi-Annual Report	97

Schedule of Investments
Strategic Balanced Fund
September 30, 2002 (Unaudited)

	Shares	Value (000s)

PIMCO FUNDS (a) 100.1%
StocksPLUS	3,974,815	$29,135
Total Return	2,023,937	22,021

Total Investments 100.1% (Cost $65,229)		$51,156
Other Assets and Liabilities (Net) (0.1%)		(59)

Net Assets 100.0%		$51,097

Notes to Schedule of Investments (amounts in thousands):

(a)	Institutional Class of each PIMCO Fund.

98	PIMCO Funds Semi-Annual Report I 09.30.02 I See accompanying notes

Schedule of Investments
Total Return Mortgage Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

U.S. TREASURY OBLIGATIONS 4.9%
U.S. Treasury Bonds
6.250% due 08/15/2023	$8,400	$10,020

Total U.S. Treasury Obligations (Cost $ 9,252)		10,020

MORTGAGE-BACKED SECURITIES 131.6%
Collateralized Mortgage Obligations 22.1%
Bank of America Mortgage Securities, Inc.
5.819% due 10/20/2032 (a)	2,000	2,033
Bank Trust Mortgage
5.700% due 12/01/2023	630	632
Chase Mortgage Finance Corp.
6.550% due 08/25/2028	138	138
Countrywide Alternative Loan Trust
6.750% due 08/25/2028	24	25
Countrywide Home Loans
6.500% due 03/25/2029	100	103
CS First Boston Mortgage Securities Corp.
2.478% due 03/25/2032 (a)	939	935
2.360% due 08/25/2033 (a)	2,000	2,000
DLJ Mortgage Acceptance Corp.
7.000% due 06/25/2028	23	23
E-Trade Bank Mortgage-Backed Securities Trust
7.055% due 09/25/2031	574	588
Fannie Mae
6.900% due 08/25/2011	100	105
7.750% due 08/25/2022	74	75
2.812% due 04/25/2023 (a)	25	26
6.750% due 09/25/2023	60	62
7.000% due 09/25/2023	19	20
6.500% due 10/25/2023	217	236
6.500% due 12/25/2023	194	209
2.160% due 02/25/2025 (a)	1,000	1,002
2.220% due 04/18/2028 (a)	56	56
Fannie Mae—ZA
6.500% due 09/25/2023	195	219
Fannie Mae—ZB
6.500% due 09/25/2023	41	44
Freddie Mac
6.000% due 06/15/2008	285	299
4.500% due 03/15/2021	23	23
3.500% due 12/15/2022	10	10
6.500% due 12/15/2023	53	56
6.500% due 03/15/2024	121	129
8.000% due 06/15/2026	82	91
6.500% due 05/15/2027	73	76
General Electric Capital Mortgage Services, Inc.
6.750% due 06/25/2028 (a)	200	211
Government National Mortgage Association
2.023% due 02/16/2032 (a)	4,115	4,137
2.073% due 08/16/2032 (a)	7,751	7,730
GSR Mortgage Loan Trust
5.575% due 10/25/2031 (a)	884	905
Mellon Residential Funding Corp.
6.580% due 07/25/2029 (a)	338	339
Norwest Asset Securities Corp.
6.250% due 09/25/2028	372	384
6.250% due 01/25/2029	82	84
Prudential Home Mortgage Securities
6.750% due 09/25/2008	268	271
Salomon Brothers Mortgage Securities VII, Inc.
2.130% due 06/25/2032 (a)	934	932
Sequoia Mortgage Trust
2.200% due 10/20/2027 (a)	1,000	1,000
2.160% due 05/20/2032 (a)	964	945
2.120% due 08/20/2032 (a)	993	993
Structured Asset Mortgage Investments, Inc.
2.154% due 09/19/2032 (a)	1,498	1,498
Structured Asset Securities Corp.
2.110% due 10/25/2027 (a)	1,728	1,727
2.290% due 03/25/2031 (a)	309	311
2.100% due 02/25/2032 (a)	927	924
2.100% due 07/25/2032 (a)	972	968
2.500% due 08/25/2032 (a)	1,978	1,978
Superannuation Members Home Loans Global Fund
2.141% due 06/15/2026 (a)	180	180
Washington Mutual Mortgage Securities Corp.
6.010% due 04/25/2031 (a)	3,115	3,169
5.240% due 10/25/2032 (a)	4,941	5,053
Washington Mutual, Inc.
5.530% due 07/25/2032 (a)	1,894	1,935

		44,889

Fannie Mae 75.6%
2.780% due 07/01/2011 (a)	982	977
2.830% due 07/01/2011 (a)	2,357	2,348
2.856% due 07/01/2008 (a)	4,900	4,886
3.950% due 04/01/2007	1,691	1,691
4.453% due 10/01/2011	981	1,002
5.000% due 04/01/2026 (a)	18	19
5.234% due 11/01/2018 (a)	25	26
5.500% due 05/01/2006-11/14/2032 (b)	33,898	34,799
5.750% due 01/01/2021 (a)	123	127
5.812% due 10/01/2028 (a)	190	197
6.000% due 10/21/2017-10/15/2032 (b)	21,000	21,587
6.155% due 05/01/2032 (a)	1,901	1,966
6.500% due 10/15/2032 (a)	28,000	29,006
6.511% due 08/01/2026 (a)	96	99
6.920% due 05/01/2003	896	901
7.000% due 10/01/2029-10/15/2032 (b)	48,173	50,300
7.009% due 05/01/2023 (a)	111	115
7.500% due 10/15/2032	3,000	3,166
9.000% due 01/01/2020	106	117

		153,329

Federal Housing Administration 3.0%
7.430% due 06/01/2019-10/25/2022 (b)	5,763	6,111

Freddie Mac 3.4%
4.022% due 02/01/2018 (a)	118	120
6.000% due 10/01/2024	115	119
6.500% due 10/15/2032 (a)	5,000	5,184
6.930% due 07/01/2030 (a)	1,186	1,250
7.309% due 11/01/2028 (a)	48	51
7.378% due 08/01/2025	87	91

		6,815

Government National Mortgage Association 27.2%
5.375% due 03/20/2016-03/20/2027 (a)(b)	754	781
6.000% due 12/15/2028	5,000	5,175
6.500% due 04/15/2031-10/23/2032 (b)	33,249	34,714
6.625% due 12/20/2021-11/20/2026 (a)(b)	3,952	4,088
6.750% due 07/20/2022-08/20/2026 (b)	325	336
7.000% due 12/15/2029-10/23/2032 (b)	9,558	10,047
7.500% due 05/15/2027-08/15/2027 (b)	51	54

		55,195

Stripped Mortgage-Backed Securities 0.2%
CS First Boston Mortgage Securities Corp. (IO)
7.000% due 08/25/2004	2,638	143
Fannie Mae (IO)
6.500% due 11/25/2022	903	84
Fannie Mae (PO)
0.000% due 07/25/2022	156	136

		363

Total Mortgage-Backed Securities (Cost $ 264,611)		266,702

ASSET-BACKED SECURITIES 7.8%
Ace Securities Corp.
2.150% due 06/25/2032 (a)	976	974
Asset-Backed Securities Home Equity Corp.
2.243% due 03/15/2032 (a)	1,987	1,988
Bayview Financial Acquisition Trust
2.200% due 07/25/2030 (a)	107	107
CDC Mortgage Capital Trust
2.100% due 08/25/2032 (a)	1,377	1,370

See accompanying notes I 09.30.02 I PIMCO Funds Semi-Annual Report	99

Schedule of Investments (Cont.)
Total Return Mortgage Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

Centex Home Equity Loan Trust
2.140% due 01/25/2032 (a)	$857	$855
2.070% due 04/25/2032 (a)	1,373	1,369
Chase Funding Loan Acquisition Trust
2.050% due 04/25/2031 (a)	1,162	1,154
CIT Group Home Equity Loan Trust
2.080% due 06/25/2033 (a)	1,875	1,872
Countrywide Asset-Backed Certificates
2.070% due 05/25/2032 (a)	963	959
CS First Boston Mortgage Securities Corp.
2.170% due 03/25/2032 (a)	963	959
2.000% due 06/25/2032 (a)	1,036	1,029
Home Equity Asset Trust
2.110% due 11/25/2032 (a)	975	972
Household Mortgage Loan Trust
2.097% due 05/20/2032 (a)	926	926
Irwin Home Equity Loan Trust
2.100% due 06/25/2029 (a)	943	940
MLCC Mortgage Investors, Inc.
2.203% due 03/15/2025 (a)	155	155
Option One Mortgage Loan Trust
2.140% due 04/25/2030 (a)	86	85

Total Asset-Backed Securities (Cost $15,757)		15,714

PURCHASED CALL OPTIONS 0.1%
Eurodollar March Futures (CME)
Strike @ 95.500 Exp. 03/17/2003	36,000	269

Total Purchased Call Options (Cost $49)		269

CONVERTIBLE BONDS & NOTES 0.0%
Industrials 0.0%
Clear Channel Communications, Inc.
1.500% due 12/01/2002	10	10

Total Convertible Bonds & Notes (Cost $10)		10

SHORT-TERM INSTRUMENTS 30.1%
Commercial Paper 27.4%
Abbey National North America
1.760% due 12/10/2002	900	899
Danske Corp.
1.770% due 12/19/2002	500	500
Federal Home Loan Bank
1.658% due 10/23/2002	3,400	3,397
1.680% due 10/25/2002	2,500	2,497
1.680% due 10/28/2002	4,500	4,494
1.700% due 10/30/2002	1,700	1,698
1.725% due 10/30/2002	3,700	3,695
1.690% due 11/01/2002	2,067	2,064
GlaxoSmithKline PLC
1.760% due 10/18/2002	2,300	2,298
1.680% due 11/13/2002	3,500	3,493
HBOS Treasury Services PLC
1.700% due 10/07/2002	4,300	4,299
1.770% due 10/16/2002	2,500	2,498
Svenska Handelsbank, Inc.
1.760% due 11/20/2002	3,000	2,993
1.750% due 12/18/2002	800	797
UBS Finance, Inc.
1.970% due 12/18/2002	9,500	9,500
Westpac Capital Corp.
1.730% due 11/26/2002	4,500	4,488
Westpac Trust Securities NZ Ltd.
1.755% due 10/22/2002	600	599
1.750% due 12/12/2002	5,300	5,281

		55,490

Repurchase Agreement 1.9%
State Street Bank
1.550% due 10/01/2002 (Dated 09/30/2002 Collaterized by Fannie Mae 3.550% due 11/26/2004 valued at $3,854. Repurchase proceeds are $3,778.)	$3,778	$3,778

U.S. Treasury Bills 0.8%
1.639% due 11/14/2002-11/29/2002 (b)(c)	1,685	1,681

Total Short-Term Instruments (Cost $60,949)		60,949

Total Investments 174.5% (Cost $350,628)		$353,664
Other Assets and Liabilities (Net) (74.5%)		(150,993)

Net Assets 100.0%		$202,671

Notes to Schedule of Investments (amounts in thousands):

(a)	Variable rate security. The rate listed is as of September 30, 2002.
(b)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(c)	Securities with an aggregate market value of $683 have been segregated with the custodian to cover margin requirements for the following open futures contracts at September 30, 2002:

Type	# of Contracts	Unrealized (Depreciation)

Eurodollar March Futures (03/2003)	36	$(150)

(d)	Short sales open at September 30, 2002 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

Fannie Mae	6.500	10/15/2032	$15,000	$15,539	$15,496
Fannie Mae	7.000	10/15/2032	35,000	36,542	36,421
Government National
Mortgage Association	6.500	10/23/2032	14,000	14,591	14,599

				$66,672	$66,516

(e)	Swap agreements outstanding at September 30, 2002:

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)

Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Broker: Bank of America Exp. 12/18/2022	$9,200	$(941)
Receive floating rate based on 3-month LIBOR and pay a fixed amount equal to $119.
Broker: Lehman Brothers, Inc. Exp. 07/01/2011	3,000	10

		$(931)

Type	Fixed Spread (%)	Notional Amount	Unrealized (Depreciation)

Receive a fixed spread and pay the 5-year Swap Spread. The 5-year Swap Spread is the difference between the 5-year Swap Rate and the 5-year Treasury Rate.
Broker: Bank of America Exp. 11/15/2002	0.571	$24,700	$(216)

100	PIMCO Funds Semi-Annual Report I 09.30.02 I See accompanying notes

(This Page Intentionally Left Blank)

PIMCO Financial Highlights Class D

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments
California Intermediate Municipal Bond Fund
09/30/2002 +	$10.16	$0.20	(a)	$0.38	(a)

03/31/2002	10.60	0.46	(a)	(0.07	)(a)

03/31/2001	10.05	0.45	(a)	0.55	(a)

01/31/2000—03/31/2000	9.88	0.06	(a)	0.18	(a)

California Municipal Bond Fund
09/30/2002 +	$10.02	$0.21	(a)	$0.60	(a)

03/31/2002	10.35	0.36	(a)	0.04	(a)

07/31/2000—03/31/2001	10.35	0.31	(a)	0.43	(a)

Convertible Fund
09/30/2002 +	$10.52	$0.11	(a)	$(1.15	)(a)

03/31/2002	11.43	0.16	(a)	(0.46	)(a)

08/01/2000—03/31/2001	15.77	(0.05	)(a)	(3.39	)(a)

Emerging Markets Bond Fund
09/30/2002 +	$9.60	$0.33	(a)	$(1.31	)(a)

03/31/2002	8.40	0.67	(a)	1.78	(a)

03/31/2001	8.61	0.79	(a)	0.20	(a)

Foreign Bond Fund
09/30/2002 +	$10.39	$0.16	(a)	$0.27	(a)

03/31/2002	10.32	0.43	(a)	0.09	(a)

03/31/2001	10.03	0.53	(a)	0.51	(a)

03/31/2000	10.63	0.59	(a)	(0.45	)(a)

04/08/1998—03/31/1999	10.83	0.53	(a)	0.15	(a)

GNMA Fund
09/30/2002 +	$10.67	$0.11	(a)	$0.54	(a)

05/31/2001—03/31/2002	10.43	0.18	(a)	0.52	(a)

High Yield Fund
09/30/2002 +	$9.19	$0.35	(a)	$(1.18	)(a)

03/31/2002	9.88	0.74	(a)	(0.68	)(a)

03/31/2001	10.22	1.52	(a)	(0.99	)(a)

03/31/2000	11.23	0.89	(a)	(1.01	)(a)

04/08/1998—03/31/1999	11.68	0.89	(a)	(0.45	)(a)

Low Duration Fund
09/30/2002 +	$10.06	$0.19	(a)	$0.24	(a)

03/31/2002	10.03	0.46	(a)	0.08	(a)

03/31/2001	9.81	0.62	(a)	0.24	(a)

03/31/2000	10.10	0.61	(a)	(0.29	)(a)

04/08/1998—03/31/1999	10.19	0.60	(a)	(0.03	)(a)

*	Annualized
+	Unaudited
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 0.75%.
(c)	Ratio of expenses to average net assets excluding interest expense is 0.95%.
(d)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 1.74%.

102	PIMCO Funds Semi-Annual Report I 09.30.02 I See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
California Intermediate Municipal Bond Fund
09/30/2002 +	$0.58	$(0.21)	$0.00	$(0.21)	$10.53	5.76%	$4,142	0.85	%*	3.92	%*	41%

03/31/2002	0.39	(0.43)	(0.40)	(0.83)	10.16	3.77	1,444	0.87	(e)	4.41		94

03/31/2001	1.00	(0.42)	(0.03)	(0.45)	10.60	10.21	181	0.86	(e)	4.26		257

01/31/2000—03/31/2000	0.24	(0.07)	0.00	(0.07)	10.05	2.39	10	0.85	*(d)	3.88	*	357

California Municipal Bond Fund
09/30/2002 +	$0.81	$(0.21)	$0.00	$(0.21)	$10.62	8.14%	$12	0.88	%*(e)	4.05	%*	47%

03/31/2002	0.40	(0.34)	(0.39)	(0.73)	10.02	3.81	11	0.87	(e)	3.44		164

07/31/2000—03/31/2001	0.74	(0.31)	(0.43)	(0.74)	10.35	7.82	10	0.85	*	4.47	*	338

Convertible Fund
09/30/2002 +	$(1.04)	$(0.10)	$0.00	$(0.10)	$9.38	(9.91)%	$7	1.08	%*(h)	2.12	%*	108%

03/31/2002	(0.30)	(0.61)	0.00	(0.61)	10.52	(2.60)	8	1.11	(h)	1.46		307

08/01/2000—03/31/2001	(3.44)	(0.20)	(0.70)	(0.90)	11.43	(22.62)	8	1.05	*	(0.35	)*	225

Emerging Markets Bond Fund
09/30/2002 +	$(0.98)	$(0.33)	$0.00	$(0.33)	$8.29	(10.37)%	$17,122	1.30	%*(f)	7.26	%*	215%

03/31/2002	2.45	(0.75)	(0.50)	(1.25)	9.60	30.94	27,004	1.26	(f)	7.05		620

03/31/2001	0.99	(0.80)	(0.40)	(1.20)	8.40	12.58	11	1.33	(f)	9.33		902

Foreign Bond Fund
09/30/2002 +	$0.43	$(0.17)	$0.00	$(0.17)	$10.65	4.17%	$96,375	0.96	%*(c)	3.09	%*	263%

03/31/2002	0.52	(0.43)	(0.02)	(0.45)	10.39	5.21	53,177	0.96	(c)	4.09		434

03/31/2001	1.04	(0.54)	(0.21)	(0.75)	10.32	10.84	26,590	0.99	(c)	5.26		417

03/31/2000	0.14	(0.59)	(0.15)	(0.74)	10.03	1.51	9,955	1.16	(c)	5.77		330

04/08/1998—03/31/1999	0.68	(0.53)	(0.35)	(0.88)	10.63	6.46	8,513	0.95	*	4.82	*	376

GNMA Fund
09/30/2002 +	$0.65	$(0.10)	$0.00	$(0.10)	$11.22	6.11%	$5,742	1.01	%*(g)	1.99	%*	373%

05/31/2001—03/31/2002	0.70	(0.34)	(0.12)	(0.46)	10.67	7.40	985	1.01	*(g)	2.03	*	1292

High Yield Fund
09/30/2002 +	$(0.83)	$(0.35)	$0.00	$(0.35)	$8.01	(9.18)%	$112,500	0.90	%*	8.06	%*	79%

03/31/2002	0.06	(0.75)	0.00	(0.75)	9.19	0.68	121,572	0.90		7.86		96

03/31/2001	0.53	(0.87)	0.00	(0.87)	9.88	5.40	32,820	0.90		15.06		53

03/31/2000	(0.12)	(0.89)	0.00	(0.89)	10.22	(1.14)	23,601	0.90		8.29		39

04/08/1998—03/31/1999	0.44	(0.89)	0.00	(0.89)	11.23	4.00	9,065	0.90	*	8.07	*	39

Low Duration Fund
09/30/2002 +	$0.43	$(0.19)	$0.00	$(0.19)	$10.30	4.31%	$238,634	0.75	%*	3.64	%*	95%

03/31/2002	0.54	(0.50)	(0.01)	(0.51)	10.06	5.57	107,165	0.75		4.59		569

03/31/2001	0.86	(0.64)	0.00	(0.64)	10.03	9.10	19,282	0.82	(b)	6.23		348

03/31/2000	0.32	(0.61)	0.00	(0.61)	9.81	3.22	12,018	0.83	(b)	6.11		82

04/08/1998—03/31/1999	0.57	(0.60)	(0.06)	(0.66)	10.10	5.77	6,481	0.75	*	5.81	*	245

*	Annualized
+	Unaudited
(e)	Ratio of expenses to average net assets excluding interest expense is 0.85%.
(f)	Ratio of expenses to average net assets excluding interest expense is 1.25%.
(g)	Ratio of expenses to average net assets excluding interest expense is 1.00%.
(h)	Ratio of expenses to average net assets excluding interest expense is 1.05%.

See accompanying notes I 09.30.02 I PIMCO Funds Semi-Annual Report	103

PIMCO Financial Highlights Class D (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments
Municipal Bond Fund
09/30/2002 +	$10.03	$0.21	(a)	$0.43	(a)

03/31/2002	10.02	0.47	(a)	0.12	(a)

03/31/2001	9.47	0.43	(a)	0.56	(a)

03/31/2000	10.12	0.42	(a)	(0.64	)(a)

04/08/1998—03/31/1999	9.98	0.40	(a)	0.14	(a)

New York Municipal Bond Fund
09/30/2002 +	$10.35	$0.17	(a)	$0.62	(a)

03/31/2002	10.64	0.45	(a)	0.17	(a)

03/31/2001	9.94	0.44	(a)	0.77	(a)

01/31/2000—03/31/2000	9.79	0.07	(a)	0.15	(a)

Real Return Fund
09/30/2002 +	$10.29	$0.25	(a)	$1.19	(a)

03/31/2002	10.40	0.32	(a)	0.12	(a)

03/31/2001	9.92	0.72	(a)	0.60	(a)

03/31/2000	9.83	0.63	(a)	0.12	(a)

04/08/1998—03/31/1999	9.77	0.47	(a)	0.09	(a)

Short Duration Municipal Income Fund
09/30/2002 +	$10.17	$0.11	(a)	$0.04	(a)

03/31/2002	10.16	0.30	(a)	0.09	(a)

03/31/2001	9.98	0.41	(a)	0.17	(a)

01/31/2000—03/31/2000	9.99	0.06	(a)	(0.01	)(a)

Short-Term Fund
09/30/2002 +	$10.00	$0.14	(a)	$(0.06	)(a)

03/31/2002	10.03	0.32	(a)	0.06	(a)

03/31/2001	9.95	0.62	(a)	0.09	(a)

03/31/2000	10.03	0.55	(a)	(0.08	)(a)

04/08/1998—03/31/1999	10.07	0.53	(a)	(0.03	)(a)

StocksPLUS Fund
09/30/2002 +	$9.93	$(0.53	)(a)	$(2.22	)(a)

03/31/2002	10.12	0.32	(a)	(0.29	)(a)

03/31/2001	14.08	(0.05	)(a)	(2.76	)(a)

03/31/2000	14.27	1.04	(a)	1.29	(a)

04/08/1998—03/31/1999	14.13	0.79	(a)	1.38	(a)

Strategic Balanced Fund
09/30/2002 +	$10.48	$0.06	(a)	$(1.63	)(a)

03/31/2002	10.44	0.42	(a)	(0.07	)(a)

03/31/2001	12.78	1.47	(a)	(2.49	)(a)

03/31/2000	12.75	0.71	(a)	0.47	(a)

04/08/1998—03/31/1999	12.65	0.79	(a)	0.60	(a)

Total Return Mortgage Fund
09/30/2002 +	$10.35	$0.13	(a)	$0.52	(a)

03/31/2002	10.42	0.35	(a)	0.35	(a)

03/31/2001	9.97	0.59	(a)	0.63	(a)

03/31/2000	10.19	0.54	(a)	(0.20	)(a)

04/08/1998—03/31/1999	10.27	0.53	(a)	0.02	(a)

*	Annualized
+	Unaudited
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 0.75%.
(c)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 1.29%.
(d)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 2.52%.

104	PIMCO Funds Semi-Annual Report I 09.30.02 I See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Municipal Bond Fund
09/30/2002 +	$0.64	$(0.21)	$0.00	$(0.21)	$10.46	6.46%	$25,460	0.85	%*	3.98	%*	89%

03/31/2002	0.59	(0.47)	(0.11)	(0.58)	10.03	5.95	6,738	0.85		4.61		231

03/31/2001	0.99	(0.44)	0.00	(0.44)	10.02	10.74	1,414	0.85		4.41		306

03/31/2000	(0.22)	(0.43)	0.00	(0.43)	9.47	(2.16)	1,104	0.85		4.46		145

04/08/1998—03/31/1999	0.54	(0.40)	0.00	(0.40)	10.12	5.47	242	0.85	*	3.99	*	70

New York Municipal Bond Fund
09/30/2002 +	$0.79	$(0.21)	$0.00	$(0.21)	$10.93	7.72%	$171	0.86	%*(e)	3.15	%*	106%

03/31/2002	0.62	(0.45)	(0.46)	(0.91)	10.35	6.08	66	0.87	(e)	4.19		204

03/31/2001	1.21	(0.42)	(0.09)	(0.51)	10.64	12.44	113	0.90	(e)	4.23		973

01/31/2000—03/31/2000	0.22	(0.07)	0.00	(0.07)	9.94	2.21	10	0.87	*(d)(e)	4.02	*	270

Real Return Fund
09/30/2002 +	$1.44	$(0.28)	$0.00	$(0.28)	$11.45	14.15%	$808,773	0.93	%*(f)	4.67	%*	63%

03/31/2002	0.44	(0.45)	(0.10)	(0.55)	10.29	4.22	378,576	0.90		3.10		237

03/31/2001	1.32	(0.76)	(0.08)	(0.84)	10.40	13.99	57,696	0.94	(f)	7.14		202

03/31/2000	0.75	(0.64)	(0.02)	(0.66)	9.92	7.93	15,560	0.93	(f)	6.44		253

04/08/1998—03/31/1999	0.56	(0.50)	0.00	(0.50)	9.83	5.89	193	0.92	*(f)	4.75	*	438

Short Duration Municipal Income Fund
09/30/2002 +	$0.15	$(0.10)	$0.00	$(0.10)	$10.22	1.56%	$5,457	0.80	%*	2.19	%*	103%

03/31/2002	0.39	(0.34)	(0.04)	(0.38)	10.17	3.88	470	0.80		2.93		107

03/31/2001	0.58	(0.40)	0.00	(0.40)	10.16	5.78	11	0.81	(g)	4.05		208

01/31/2000—03/31/2000	0.05	(0.06)	0.00	(0.06)	9.98	0.47	10	0.80	*(c)	3.51	*	171

Short-Term Fund
09/30/2002 +	$0.08	$(0.14)	$0.00	$(0.14)	$9.94	0.77%	$112,242	0.75	%*	2.74	%*	30%

03/31/2002	0.38	(0.39)	(0.02)	(0.41)	10.00	3.80	81,643	0.82	(b)	3.17		131

03/31/2001	0.71	(0.61)	(0.02)	(0.63)	10.03	7.33	6,613	1.31	(b)	6.15		121

03/31/2000	0.47	(0.55)	0.00	(0.55)	9.95	4.87	3,361	0.93	(b)	5.54		38

04/08/1998—03/31/1999	0.50	(0.53)	(0.01)	(0.54)	10.03	5.10	2,278	0.75	*	5.05	*	47

StocksPLUS Fund
09/30/2002 +	$(2.75)	$0.00	$0.00	$0.00	$7.18	(27.69)%	$1,542	1.05	%*	(12.42	)%*	89%

03/31/2002	0.03	(0.22)	0.00	(0.22)	9.93	0.22	1,998	1.06	(h)	3.14		455

03/31/2001	(2.81)	(0.24)	(0.91)	(1.15)	10.12	(21.27)	2,769	1.05		(0.43)		270

03/31/2000	2.33	(2.01)	(0.51)	(2.52)	14.08	17.32	3,288	1.05		7.16		92

04/08/1998—03/31/1999	2.17	(0.79)	(1.24)	(2.03)	14.27	16.69	1,721	1.05	*	8.12	*	81

Strategic Balanced Fund
09/30/2002 +	$(1.57)	$(0.07)	$0.00	$(0.07)	$8.84	(14.99)%	$2,002	0.65	%*	1.16	%*	13%

03/31/2002	0.35	(0.31)	0.00	(0.31)	10.48	3.46	1,789	0.65		3.98		35

03/31/2001	(1.02)	(0.63)	(0.69)	(1.32)	10.44	(8.65)	632	0.76	(i)	12.67		651

03/31/2000	1.18	(0.69)	(0.46)	(1.15)	12.78	9.55	167	1.05		5.49		176

04/08/1998—03/31/1999	1.39	(0.62)	(0.67)	(1.29)	12.75	11.45	173	1.05	*	6.41	*	82

Total Return Mortgage Fund
09/30/2002 +	$0.65	$(0.11)	$0.00	$(0.11)	$10.89	6.48%	$90,316	0.91	%*(f)	2.49	%*	405%

03/31/2002	0.70	(0.37)	(0.40)	(0.77)	10.35	7.43	28,929	0.90		3.37		1193

03/31/2001	1.22	(0.59)	(0.18)	(0.77)	10.42	12.69	1,261	0.90		5.78		848

03/31/2000	0.34	(0.56)	0.00	(0.56)	9.97	3.47	166	0.90		5.38		1476

04/08/1998—03/31/1999	0.55	(0.53)	(0.10)	(0.63)	10.19	5.41	183	0.90	*	5.15	*	158

*	Annualized
+	Unaudited
(e)	Ratio of expenses to average net assets excluding interest expense is 0.85%.
(f)	Ratio of expenses to average net assets excluding interest expense is 0.90%.
(g)	Ratio of expenses to average net assets excluding interest expense is 0.80%.
(h)	Ratio of expenses to average net assets excluding interest expense is 1.05%.
(i)	Effective September 29, 2000, the Strategic Balanced Fund did not incur advisory fee expenses.

See accompanying notes I 09.30.02 I PIMCO Funds Semi-Annual Report	105

PIMCO Statements of Assets and Liabilities Class D
September 30, 2002 (Unaudited)

Amounts in thousands,  except per share amounts

	California Intermediate Municipal Bond Fund	California Municipal Bond Fund	Convertible Fund	Emerging Markets Bond Fund	Foreign Bond Fund	GNMA Fund	High Yield Fund
Assets:
Investments, at value	$160,754	$22,107	$26,272	$388,398	$2,002,223	$356,762	$3,697,556
Cash	0	1	5	4,843	248	480	3,535
Foreign currency, at value	0	0	132	0	28,875	0	0
Receivable for investments sold and forward foreign currency contracts	6,445	2,530	1	10,458	1,040,308	115,907	105,462
Receivable for Fund shares sold	1,237	77	25	690	3,897	4,633	16,147
Variation margin receivable	0	0	0	0	4,078	0	0
Interest and dividends receivable	2,045	212	176	5,287	30,119	1,178	86,055

	170,481	24,927	26,611	409,676	3,109,748	478,960	3,908,755

Liabilities:
Payable for investments purchased and forward foreign currency contracts	$3,370	$3,840	$0	$63,629	$420,562	$230,550	$49,465
Payable for financing transactions	0	0	0	64,178	1,032,311	0	0
Payable for short sale	0	0	0	10,084	483,596	6,161	85,834
Due to Custodian	1,487	0	0	0	0	0	4,921
Written options outstanding	0	0	0	0	17,399	0	13,517
Payable for Fund shares redeemed	21	0	245	1,280	1,212	2,582	14,845
Dividends payable	72	2	0	177	227	90	6,651
Accrued investment advisory fee	31	4	8	92	210	43	746
Accrued administration fee	32	4	6	91	265	76	932
Accrued distribution fee	0	1	6	24	65	0	631
Accrued servicing fee	10	1	3	16	68	91	310
Variation margin payable	65	0	0	0	541	9	0
Recoupment payable to Manager	7	1	2	0	0	0	0
Net payable for swap agreements	0	0	0	9,148	32,401	1,280	14,424
Other liabilities	0	0	0	478	14,595	204	1,504

	5,095	3,853	270	149,197	2,003,452	241,086	193,780

Net Assets	$165,386	$21,074	$26,341	$260,479	$1,106,296	$237,874	$3,714,975

Net Assets Consist of:
Paid in capital	$157,449	$20,157	$53,138	$285,590	$1,084,767	$230,710	$4,955,241
Undistributed (overdistributed) net investment income	636	8	902	6,324	29,418	136	(58)
Accumulated undistributed net realized gain (loss)	(1,472)	(19)	(25,038)	(8)	(67,880)	6,046	(632,699)
Net unrealized appreciation (depreciation)	8,773	928	(2,661)	(31,427)	59,991	982	(607,509)

	$165,386	$21,074	$26,341	$260,479	$1,106,296	$237,874	$3,714,975

Net Assets:
Class D	$4,142	$12	$7	$17,122	$96,375	$5,742	$112,500

Other Classes	161,244	21,062	26,334	243,357	1,009,921	232,132	3,602,475

Shares Issued and Outstanding:
Class D	393	1	1	2,065	9,046	512	14,050

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Class D	$10.53	$10.62	$9.38	$8.29	$10.65	$11.22	$8.01
Cost of Investments Owned	$151,558	$21,177	$28,936	$411,051	$1,893,991	$354,265	$4,295,847

Cost of Foreign Currency Held	$0	$0	$130	$0	$28,613	$0	$0

106	PIMCO Funds Semi-Annual Report I 09.30.02 I See accompanying notes

	Low Duration Fund	Municipal Bond Fund	New York Municipal Bond Fund	Real Return Fund	Short Duration Municipal Income Fund	Short-Term Fund	StocksPLUS Fund	Strategic Balanced Fund	Total Return Mortgage Fund
Assets:
Investments, at value	$10,010,779	$350,672	$9,843	$7,314,256	$191,900	$2,862,686	$788,672	$51,156	$353,664
Cash	152	0	0	0	0	113	110	1	0
Foreign currency, at value	71,616	0	0	856	0	1,286	2,802	0	0
Receivable for investments sold and forward foreign currency contracts	919	21,782	1,020	385,556	1,001	38,766	184	0	189,191
Receivable for Fund shares sold	122,393	4,922	215	101,864	7,316	14,193	1,866	102	1,984
Variation margin receivable	5,909	0	0	0	0	2,302	111	0	0
Interest and dividends receivable	46,162	4,777	72	67,429	2,084	18,032	3,645	69	767

	10,257,930	382,153	11,150	7,869,961	202,301	2,937,378	797,390	51,328	545,606

Liabilities:
Payable for investments purchased and forward foreign currency contracts	$1,917,478	$21,757	$520	$99,472	$5,042	$44,189	$74,602	$72	$274,477
Payable for financing transactions	0	0	0	693,351	0	0	0	0	0
Payable for short sale	0	0	0	390,940	0	30,260	0	0	66,672
Due to Custodian	0	16	10	13,719	2,470	0	0	0	22
Written options outstanding	113	0	0	0	0	8,797	352	0	0
Payable for Fund shares redeemed	31,960	481	0	20,314	594	14,716	3,712	134	241
Dividends payable	3,424	286	8	2,828	42	1,143	0	0	49
Accrued investment advisory fee	1,530	67	2	1,197	27	546	226	0	37
Accrued administration fee	1,521	81	2	1,537	40	573	179	9	53
Accrued distribution fee	532	64	0	921	4	140	142	11	1
Accrued servicing fee	505	38	1	725	23	242	63	5	47
Variation margin payable	0	235	0	236	380	0	6,667	0	8
Recoupment payable to Manager	0	0	0	0	3	0	0	0	0
Net payable for swap agreements	7,188	0	0	4,706	0	21,718	20,799	0	1,147
Other liabilities	161	0	0	1,679	0	882	210	0	181

	1,964,412	23,025	543	1,231,625	8,625	123,206	106,952	231	342,935

Net Assets	$8,293,518	$359,128	$10,607	$6,638,336	$193,676	$2,814,172	$690,438	$51,097	$202,671

Net Assets Consist of:
Paid in capital	$8,160,621	$346,294	$10,129	$6,131,075	$193,396	$2,842,045	$1,271,201	$73,173	$196,265
Undistributed (overdistributed) net investment income	20,104	583	(8)	2,359	3	(317)	(42,560)	1,117	176
Accumulated undistributed net realized gain (loss)	85,732	(6,129)	140	76,739	(2,527)	(4,245)	(499,076)	(9,119)	4,619
Net unrealized appreciation (depreciation)	27,061	18,380	346	428,163	2,804	(23,311)	(39,127)	(14,074)	1,611

	$8,293,518	$359,128	$10,607	$6,638,336	$193,676	$2,814,172	$690,438	$51,097	$202,671

Net Assets:
Class D	$238,634	$25,460	$171	$808,773	$5,457	$112,242	$1,542	$2,002	$90,316

Other Classes	8,054,884	333,668	10,436	5,829,563	188,219	2,701,930	688,896	49,095	112,355

Shares Issued and Outstanding:
Class D	23,178	2,434	16	70,659	534	11,296	215	226	8,293

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Class D	$10.30	$10.46	$10.93	$11.45	$10.22	$9.94	$7.18	$8.84	$10.89
Cost of Investments Owned	$10,012,670	$330,775	$9,497	$6,875,628	$187,406	$2,881,809	$792,311	$65,229	$350,628

Cost of Foreign Currency Held	$71,568	$0	$0	$851	$0	$1,264	$2,789	$0	$0

See accompanying notes I 09.30.02 I PIMCO Funds Semi-Annual Report	107

PIMCO Statements of Operations Class D

For the period ended September 30, 2002 (Unaudited)

Amounts in thousands	California Intermediate Municipal Bond Fund	California Municipal Bond Fund	Convertible Fund	Emerging Markets Bond Fund	Foreign Bond Fund	GNMA Fund	High Yield Fund
Investment Income:
Interest, net of foreign taxes	$3,358	$351	$230	$11,104	$18,381	$2,360	$175,419
Dividends, net of foreign taxes	0	0	226	0	203	0	2,456
Miscellaneous income	0	0	0	0	0	0	36

Total Income	3,358	351	456	11,104	18,584	2,360	177,911

Expenses:
Investment advisory fees	173	18	58	584	1,143	195	4,972
Administration fees	178	18	47	580	1,448	334	6,207
Servicing fees—Class D	3	0	0	29	92	4	148
Distribution and/or servicing fees—Other Classes	49	5	62	210	667	365	6,232
Trustees’ fees	0	0	0	0	1	0	5
Organization costs	0	0	0	0	0	0	0
Interest expense	2	2	3	50	29	6	0
Miscellaneous expense	4	0	1	0	0	0	0

Total Expenses	409	43	171	1,453	3,380	904	17,564

Net Investment Income (Loss)	2,949	308	285	9,651	15,204	1,456	160,347

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	(48)	201	(961)	(462)	(33,933)	5,250	(172,529)
Net realized gain (loss) on futures contracts, written options and swaps	(1,555)	(3)	0	413	26,133	700	5,580
Net realized gain (loss) on foreign currency transactions	0	0	(9)	620	(59,309)	0	(2,451)
Net change in unrealized appreciation (depreciation) on investments	7,243	772	(2,313)	(32,112)	139,662	2,595	(363,461)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	(715)	(37)	0	(9,275)	(37,227)	(1,485)	(11,780)
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	8	31	(12,154)	0	554
Net Gain (Loss)	4,925	933	(3,275)	(40,785)	23,172	7,060	(544,087)

Net Increase (Decrease) in Assets Resulting from Operations	$7,874	$1,241	$(2,990)	$(31,134)	$38,376	$8,516	$(383,740)

108	PIMCO Funds Semi-Annual Report I 09.30.02 I See accompanying notes

Amounts in thousands	Low Duration Fund	Municipal Bond Fund	New York Municipal Bond Fund	Real Return Fund	Short Duration Municipal Income Fund	Short-Term Fund	StocksPLUS Fund	Strategic Balanced Fund	Total Return Mortgage Fund
Investment Income:
Interest, net of foreign taxes	$156,110	$6,621	$154	$132,863	$1,671	$49,478	$16,250	$0	$2,224
Dividends, net of foreign taxes	213	0	0	0	0	0	35	517	0
Miscellaneous income	74	1	0	0	1	0	(64,732)	0	0

Total Income	156,397	6,622	154	132,863	1,672	49,478	(48,447)	517	2,224

Expenses:
Investment advisory fees	8,812	336	8	5,857	113	3,545	1,680	0	163
Administration fees	8,543	403	11	7,366	163	3,704	1,352	61	231
Servicing fees—Class D	198	20	0	670	3	134	2	2	69
Distribution and/or servicing fees—Other Classes	5,258	489	5	7,075	96	2,271	1,589	113	142
Trustees’ fees	7	0	0	3	0	2	1	0	0
Organization costs	0	0	0	1	0	0	0	0	0
Interest expense	0	0	0	795	0	6	2	0	7
Miscellaneous expense	0	0	0	0	3	0	0	0	0

Total Expenses	22,818	1,248	24	21,767	378	9,662	4,626	176	612

Net Investment Income (Loss)	133,579	5,374	130	111,096	1,294	39,816	(53,073)	341	1,612

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	32,459	240	170	72,793	(61)	(6,910)	1,191	(2,699)	4,044
Net realized gain (loss) on futures contracts, written options and swaps	36,791	(6,457)	66	5,994	(2,464)	3,903	(154,523)	0	575
Net realized gain (loss) on foreign currency transactions	14,339	0	0	(4,635)	0	13	(67)	0	0
Net change in unrealized appreciation (depreciation) on investments	26,959	18,890	227	443,993	4,282	(17,363)	(1,465)	(6,958)	2,787
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	50,157	(1,959)	(95)	(2,708)	(1,690)	1,504	(62,656)	0	(1,305)
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	(249)	0	0	533	0	10	453	0	0
Net Gain (Loss)	160,456	10,714	368	515,970	67	(18,843)	(217,067)	(9,657)	6,101

Net Increase (Decrease) in Assets Resulting from Operations	$294,035	$16,088	$498	$627,066	$1,361	$20,973	$(270,140)	$(9,316)	$7,713

See accompanying notes I 09.30.02 I PIMCO Funds Semi-Annual Report	109

PIMCO Statements of Changes in Net Assets Class D

Amounts in thousands

	California Intermediate Municipal Bond Fund		California Municipal Bond Fund		Convertible Fund
	Six Months Ended September 30, 2002	Year Ended March 31, 2002	Six Months Ended September 30, 2002	Year Ended March 31, 2002	Six Months Ended September 30, 2002	Year Ended March 31, 2002
Increase (Decrease) in Net Assets from:	(Unaudited )		(Unaudited )		(Unaudited )
Operations:
Net investment income	$2,949	$4,536	$308	$566	$285	$576
Net realized gain (loss)	(1,603)	2,479	198	213	(970)	(11,313)
Net change in unrealized appreciation (depreciation)	6,528	(2,953)	735	(235)	(2,305)	7,790

Net increase (decrease) resulting from operations	7,874	4,062	1,241	544	(2,990)	(2,947)

Distributions to Shareholders:
From net investment income
Class D	(52)	(32)	0	0	0	0
Other Classes	(2,897)	(4,203)	(307)	(534)	(261)	(2,133)

From net realized capital gains
Class D	0	(47)	0	0	0	0
Other Classes	0	(3,006)	0	(618)	0	0

Total Distributions	(2,949)	(7,288)	(307)	(1,152)	(261)	(2,133)

Fund Share Transactions:
Receipts for shares sold
Class D	2,902	1,716	0	0	0	0
Other Classes	64,449	79,904	8,696	15,267	3,784	11,316

Issued as reinvestment of distributions
Class D	52	78	0	1	0	0
Other Classes	2,457	6,841	299	1,109	210	1,622

Cost of shares redeemed
Class D	(348)	(459)	0	0	0	0
Other Classes	(18,591)	(93,778)	(573)	(16,708)	(9,683)	(64,267)
Net increase (decrease) resulting from Fund share transactions	50,921	(5,698)	8,422	(331)	(5,689)	(51,329)

Total Increase (Decrease) in Net Assets	55,846	(8,924)	9,356	(939)	(8,940)	(56,409)

Net Assets:
Beginning of period	109,540	118,464	11,718	12,657	35,281	91,690
End of period*	$165,386	$109,540	$21,074	$11,718	$26,341	$35,281

*Including net undistributed (overdistributed) investment income of:	$636	$636	$8	$7	$902	$878

110	PIMCO Funds Semi-Annual Report I 09.30.02 I See accompanying notes

	Emerging Markets Bond Fund		Foreign Bond Fund		GNMA Fund		High Yield Fund		Low Duration Fund
	Six Months Ended September 30, 2002	Year Ended March 31, 2002	Six Months Ended September 30, 2002	Year Ended March 31, 2002	Six Months Ended September 30, 2002	Year Ended March 31, 2002	Six Months Ended September 30, 2002	Year Ended March 31, 2002	Six Months Ended September 30, 2002	Year Ended March 31, 2002
Increase (Decrease) in Net Assets from:	(Unaudited )		(Unaudited )		(Unaudited )		(Unaudited )		(Unaudited )
Operations:
Net investment income	$9,651	$8,688	$15,204	$32,280	$1,456	$1,318	$160,347	$253,870	$133,579	$269,366
Net realized gain (loss)	571	10,618	(67,109)	39,346	5,950	848	(169,400)	(160,982)	83,589	77,736
Net change in unrealized appreciation (depreciation)	(41,356)	9,149	90,281	(33,033)	1,110	(332)	(374,687)	(67,205)	76,867	(70,073)

Net increase (decrease) resulting from operations	(31,134)	28,455	38,376	38,593	8,516	1,834	(383,740)	25,683	294,035	277,029

Distributions to Shareholders:
From net investment income
Class D	(836)	(322)	(1,149)	(1,593)	(31)	(4)	(4,797)	(5,108)	(2,904)	(2,542)
Other Classes	(8,866)	(8,316)	(14,149)	(30,784)	(1,372)	(1,369)	(156,252)	(248,377)	(130,685)	(266,805)

From net realized capital gains
Class D	0	(198)	0	(100)	0	(2)	0	0	0	(115)
Other Classes	0	(5,713)	0	(1,650)	0	(909)	0	0	0	(7,894)

Total Distributions	(9,702)	(14,549)	(15,298)	(34,127)	(1,403)	(2,284)	(161,049)	(253,485)	(133,589)	(277,356)

Fund Share Transactions:
Receipts for shares sold
Class D	16,182	30,568	51,968	36,741	6,675	1,280	57,459	126,744	174,578	126,208
Other Classes	209,401	210,434	389,297	312,007	180,393	126,373	1,147,461	2,610,735	3,614,599	4,472,199

Issued as reinvestment of distributions
Class D	750	493	1,048	1,655	22	6	4,589	4,919	2,533	2,238
Other Classes	7,805	12,923	12,562	28,298	1,097	1,986	112,112	175,344	107,577	235,585

Cost of shares redeemed
Class D	(23,049)	(4,570)	(11,720)	(11,934)	(2,067)	(293)	(54,955)	(38,575)	(49,111)	(39,724)
Other Classes	(164,875)	(66,251)	(140,300)	(265,711)	(53,908)	(40,327)	(1,163,385)	(1,137,024)	(1,777,137)	(3,339,435)
Net increase (decrease) resulting from Fund share transactions	46,214	183,597	302,855	101,056	132,212	89,025	103,281	1,742,143	2,073,039	1,457,071

Total Increase (Decrease) in Net Assets	5,378	197,503	325,933	105,522	139,325	88,575	(441,508)	1,514,341	2,233,485	1,456,744

Net Assets:
Beginning of period	255,101	57,598	780,363	674,841	98,549	9,974	4,156,483	2,642,142	6,060,033	4,603,289
End of period*	$260,479	$255,101	$1,106,296	$780,363	$237,874	$98,549	$3,714,975	$4,156,483	$8,293,518	$6,060,033

*Including net undistributed (overdistributed) investment income of:	$6,324	$6,375	$29,418	$29,512	$136	$83	$(58)	$644	$20,104	$20,114

See accompanying notes I 09.30.02 I PIMCO Funds Semi-Annual Report	111

PIMCO Statements of Changes in Net Assets Class D (Cont.)

Amounts in thousands

	Municipal Bond Fund		New York Municipal Bond Fund		Real Return Fund
	Six Months Ended September 30, 2002	Year Ended March 31, 2002	Six Months Ended September 30, 2002	Year Ended March 31, 2002	Six Months Ended September 30, 2002	Year Ended March 31, 2002
	(Unaudited)		(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$5,374	$4,866	$130	$228	$111,096	$67,329
Net realized gain (loss)	(6,217)	1,501	236	22	74,152	27,718
Net capital gain (loss) distributions received from underlying Funds	0	0	0	0	0	0
Net change in unrealized appreciation (depreciation)	16,931	(979)	132	100	441,818	(47,485)

Net increase (decrease) resulting from operations	16,088	5,388	498	350	627,066	47,562

Distributions to Shareholders:
From net investment income
Class D	(317)	(145)	(1)	(4)	(12,576)	(8,019)
Other Classes	(5,027)	(4,751)	(129)	(221)	(98,520)	(59,485)

From net realized capital gains
Class D	0	(31)	0	(3)	0	(3,555)
Other Classes	0	(1,175)	0	(223)	0	(21,466)

Total Distributions	(5,344)	(6,102)	(130)	(451)	(111,096)	(92,525)

Fund Share Transactions:
Receipts for shares sold
Class D	24,480	10,396	168	6	463,872	537,359
Other Classes	196,376	149,136	7,037	5,111	2,916,402	2,712,515

Issued as reinvestment of distributions
Class D	283	165	1	7	11,890	10,428
Other Classes	3,474	4,221	100	398	78,888	67,358

Cost of shares redeemed
Class D	(6,622)	(5,217)	(67)	(58)	(105,153)	(218,787)
Other Classes	(57,878)	(49,852)	(2,158)	(4,257)	(582,035)	(624,530)
Net increase (decrease) resulting from Fund share transactions	160,113	108,849	5,081	1,207	2,783,864	2,484,343

Total Increase (Decrease) in Net Assets	170,857	108,135	5,449	1,106	3,299,834	2,439,380

Net Assets:
Beginning of period	188,271	80,136	5,158	4,052	3,338,502	899,122
End of period*	$359,128	$188,271	$10,607	$5,158	$6,638,336	$3,338,502

*Including net undistributed (overdistributed) investment income of:	$583	$553	$(8)	$(8)	$2,359	$2,359

112	PIMCO Funds Semi-Annual Report I 09.30.02 I See accompanying notes

Amounts in thousands

	Short Duration Municipal Income Fund		Short-Term Fund		StocksPLUS Fund		Strategic Balanced Fund		Total Return Mortgage Fund
	Six Months Ended September 30, 2002	Year Ended March 31, 2002	Six Months Ended September 30, 2002	Year Ended March 31, 2002	Six Months Ended September 30, 2002	Year Ended March 31, 2002	Six Months Ended September 30, 2002	Year Ended March 31, 2002	Six Months Ended September 30, 2002	Year Ended March 31, 2002
	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$1,294	$591	$39,816	$49,421	$(53,073)	$30,350	$341	$2,896	$1,612	$1,837
Net realized gain (loss)	(2,525)	14	(2,994)	3,678	(153,399)	(66,413)	(2,699)	(4,259)	4,619	1,637
Net capital gain (loss) distributions received from underlying Funds	0	0	0	0	0	0	0	239	0	0
Net change in unrealized appreciation (depreciation)	2,592	24	(15,849)	(10,284)	(63,668)	45,453	(6,958)	3,688	1,482	(498)

Net increase (decrease) resulting from operations	1,361	629	20,973	42,815	(270,140)	9,390	(9,316)	2,564	7,713	2,976

Distributions to Shareholders:
From net investment income
Class D	(23)	(1)	(1,471)	(1,228)	0	(52)	(15)	(40)	(685)	(361)
Other Classes	(1,259)	(591)	(38,346)	(48,194)	0	(21,138)	(402)	(2,213)	(910)	(1,491)

From net realized capital gains
Class D	0	0	0	(88)	0	0	0	0	0	(498)
Other Classes	0	(54)	0	(2,770)	0	0	0	0	0	(1,347)

Total Distributions	(1,282)	(646)	(39,817)	(52,280)	0	(21,190)	(417)	(2,253)	(1,595)	(3,697)

Fund Share Transactions:
Receipts for shares sold
Class D	5,395	460	84,495	110,393	341	859	932	1,626	85,019	36,912
Other Classes	186,327	21,629	1,649,352	3,022,414	141,265	211,884	4,948	12,675	64,377	44,565

Issued as reinvestment of distributions
Class D	23	1	1,319	1,155	0	51	15	40	629	815
Other Classes	1,118	640	31,467	40,012	0	18,703	374	2,032	761	2,423

Cost of shares redeemed
Class D	(422)	0	(54,550)	(36,204)	(224)	(1,631)	(406)	(489)	(26,814)	(9,563)
Other Classes	(30,220)	(4,993)	(1,326,506)	(1,332,039)	(167,968)	(246,385)	(6,396)	(29,336)	(7,844)	(19,074)
Net increase (decrease) resulting from Fund share transactions	162,221	17,737	385,577	1,805,731	(26,586)	(16,519)	(533)	(13,452)	116,128	56,078

Total Increase (Decrease) in Net Assets	162,300	17,720	366,733	1,796,266	(296,726)	(28,319)	(10,266)	(13,141)	122,246	55,357

Net Assets:
Beginning of period	31,376	13,656	2,447,439	651,173	987,164	1,015,483	61,363	74,504	80,425	25,068
End of period*	$193,676	$31,376	$2,814,172	$2,447,439	$690,438	$987,164	$51,097	$61,363	$202,671	$80,425

*Including net undistributed (overdistributed) investment income of:	$3	$(9)	$(317)	$(316)	$(42,579)	$10,513	$1,117	$1,193	$176	$159

See accompanying notes I 09.30.02 I PIMCO Funds Semi-Annual Report	113

PIMCO Statement of Cash Flows Class D

For the period ended September 30, 2002 (Unaudited)
Amounts in thousands

	Emerging Markets Bond Fund	Foreign Bond Fund	Real Return Fund
Increase (Decrease) in Cash and Foreign Currency from:
Financing Activities:
Sales of Fund shares	$227,612	$439,813	$(45,348)
Redemptions of Fund shares	(187,315)	(152,876)	(3,989)
Cash distributions paid	(1,087)	(1,840)	(108,482)
Proceeds from financing transactions	34,044	287,522	260,509

Net increase from financing activities	73,254	572,619	102,690

Operating Activities:
Purchases of long-term securities and foreign currency	(530,314)	(4,019,885)	(6,505,231)
Proceeds from sales of long-term securities and foreign currency	517,349	3,441,221	6,444,528
Purchases of short-term securities (net)	(63,201)	(111,533)	(171,523)
Net investment income	9,651	15,204	111,096
Changes in other receivables/payables (net)	(1,896)	109,491	9,725

Net (decrease) from operating activities	(68,411)	(565,502)	(112,261)

Net Increase (Decrease) in Cash and Foreign Currency	4,843	7,117	(9,571)

Cash and Foreign Currency:
Beginning of period	0	22,006	9,571

End of period	$4,843	$29,123	$856

114	PIMCO Funds Semi-Annual Report I 09.30.02 I See accompanying notes

PIMCO Notes to Financial Statements Class D
September 30, 2002 (Unaudited)

1. Organization
PIMCO Funds: Pacific Investment Management Series (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company. The Trust currently consists of 48 separate investment funds (the “Funds”). The Trust may offer up to six classes of shares: Institutional, Administrative, A, B, C and D. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Class D shares of the Trust. Certain detailed financial information for the Institutional, Administrative, A, B and C Classes (the “Other Classes”) is provided separately and is available upon request.

2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Effective April 1, 2001, the accounting method relating to the amortization of premiums and discounts changed to the interest method, which did not materially affect the Funds’ financial statements.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, of each Fund, except the Convertible, StocksPLUS and Strategic Balanced Funds, are declared on each day the Trust is open for business and are distributed to shareholders monthly. Dividends from net investment income, if any, of the Convertible, StocksPLUS and Strategic Balanced Funds are declared and distributed to shareholders quarterly. Net realized capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.
Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.
Distributions reflected as a tax basis return of capital in the accompanying Statements of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividends and distributions.

Foreign Currency. The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange

09.30.02 I PIMCO Funds Semi-Annual Report	115

PIMCO Notes to Financial Statements Class D (Cont.)
September 30, 2002 (Unaudited)

rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses of each Fund, except the Convertible, StocksPLUS and Strategic Balanced Funds, are allocated daily to each class of shares based on the relative value of settled shares. Income and non-class specific expenses of the Convertible, StocksPLUS and Strategic Balanced Funds are allocated daily to each class of shares based on the relative net assets of each class. Realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Financing Transactions. Certain Funds may enter into financing transactions consisting of the sale by the Fund of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income in the Statement of Operations. If the counterparty to whom the Fund sells the security becomes insolvent, a Fund’s right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by a Fund with the proceeds of a financing transaction may not exceed transaction costs. The Fund will segregate assets determined to be liquid by PIMCO or otherwise cover its obligations under financing transactions.

Futures Contracts. Certain Funds are authorized to enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Funds may be required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Funds. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statements of Assets and Liabilities.

Options Contracts. Certain Funds may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for

116	PIMCO Funds Semi-Annual Report I 09.30.02

purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Forward Currency Transactions. Certain Funds may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund’s portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Swaps. Certain Funds may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate, total return, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically an emerging country, on its obligation. The Fund may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Fund owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Termination payments, or payments received or made at the end of the measurement period, are recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of miscellaneous income in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

Loan Agreements. Certain Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

Short Sales. Certain Funds have entered into short sales transactions during the fiscal year. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the

09.30.02 I PIMCO Funds Semi-Annual Report	117

PIMCO Notes to Financial Statements Class D (Cont.)

September 30, 2002 (Unaudited)

securities. The Fund is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

Stripped Mortgage-Backed Securities (SMBS). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

Delayed-Delivery Transactions. Certain Funds may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, a Fund will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security. Forward sales commitments are accounted for by the Fund in the same manner as forward currency contracts discussed above.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive their principal until maturity.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

Reverse Repurchase Agreements. Certain Funds are authorized to enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. A reverse repurchase agreement involves the risk that the market value of the security sold by the Fund may decline below the repurchase price of the security. The Fund will segregate assets determined to be liquid by PIMCO or otherwise cover its obligations under reverse repurchase agreements.

Restricted Securities. Certain Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO) is a majority-owned subsidiary of Allianz Dresdner Asset Management of America L.P. (formerly PIMCO Advisors L.P.) and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund, except the Strategic Balanced Fund, at an annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at an annual rate of 0.20% for the Short Duration Municipal Income Fund; 0.40% for the Convertible and StocksPLUS Funds, 0.45% for the Emerging Markets Bond Fund and 0.25% for all other Funds.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives from each Fund a monthly administrative fee based on each share class’ average daily net assets. The Administration Fee for Class D is charged at the annual rate of 0.25% for the Low Duration, Short-Term

118	PIMCO Funds Semi-Annual Report I 09.30.02

and Total Return Funds; 0.35% for the California Intermediate Municipal Bond, California Municipal Bond, Municipal Bond, New York Municipal Bond and Short Duration Municipal Income Funds; 0.45% for the Foreign Bond Fund; 0.50% for the GNMA Fund; 0.55% for the Emerging Markets Bond Fund; and 0.40% for all other Funds. The Administration Fee for the Institutional and Administrative Classes is charged at the annual rate of 0.18% for the Total Return and Low Duration Funds; 0.19% for the Short Duration Municipal Income Fund; 0.20% for the Moderate Duration, Short-Term, Money Market, Real Return1 and Real Return II Funds; 0.22% for the California Intermediate Municipal Bond, California Municipal Bond and New York Municipal Bond Funds2; 0.24% for the Municipal Bond Fund3; 0.30% for the Global Bond and Global Bond II Funds; 0.40% for the Emerging Markets Bond Fund; and 0.25% for all other Funds. The Administration Fee for the Retail Classes is charged at an annual rate of 0.35% for the California Intermediate Municipal Bond, California Municipal Bond, Money Market, Municipal Bond, New York Municipal Bond and Short-Term Funds; 0.45% for the Foreign Bond and Global Bond II Funds; 0.50% for the GNMA Fund; 0.55% for the Emerging Markets Bond Fund; and 0.40% for all other Funds.

1	On October 1, 2001, the Fund’s Administrative Fee was reduced by 0.05%, to 0.20% per annum.
2	On October 1, 2001, the Funds’ Administrative Fees were reduced by 0.02%, to 0.22% per annum.
3	On October 1, 2001, the Fund’s Administrative Fee was reduced by 0.01%, to 0.24% per annum.

Strategic Balanced Fund Fees. Effective September 29, 2000, the Strategic Balanced Fund changed investment objectives to a “fund of funds” and as such does not pay any fees to PIMCO under the Trust’s investment advisory agreement in return for the advisory and asset allocation services provided by PIMCO. The Fund does, however, indirectly pay its proportionate share of the advisory fees paid to PIMCO by the Underlying Funds in which the Fund invests.
The Fund pays administrative fees to PIMCO at an annual rate of 0.05% based on the average daily net assets attributable in the aggregate to the Fund’s Institutional Class and Administrative Class shares. The Fund also indirectly pays its proportionate share of the administrative fees charged by PIMCO to the Underlying Funds in which the Fund invests.

Distribution and Servicing Fees. PIMCO Advisors Distributors LLC (“PFD”), is an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse, out of the Administrative Class assets of each Fund offering Administrative Class shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. The effective rate paid to PFD was 0.25% during the current fiscal year.
Pursuant to the Distribution and Servicing Plans adopted by the A, B, C and D Classes of the Trust, the Trust compensates PFD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C and D Classes. The Trust paid PFD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Distribution Fee (%)	Servicing Fee (%)

Class A
Money Market Fund	—	0.10
All other Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
Low Duration, Real Return, StocksPLUS and Municipal Bond Funds	0.50	0.25
Short-Term and Short-Duration Municipal Income Funds	0.30	0.25
Money Market Fund	—	0.10
All other Funds	0.75	0.25
Class D
All Funds	—	0.25

PFD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the Money Market Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of A, B and C Class shares. For the period ended September 30, 2002 PFD received $28,435,159 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio

09.30.02 I PIMCO Funds Semi-Annual Report	119

PIMCO Notes to Financial Statements Class D (Cont.)
September 30, 2002 (Unaudited)

transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above. PIMCO has agreed to waive a portion of Convertible, Short Duration Municipal Income, California Intermediate Municipal Bond, California Municipal Bond and New York Municipal Bond Funds administrative fees to the extent that the payment of each Fund’s pro rata share of Trustee fees and organizational expenses cause the actual expense ratios to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Inst’l. Class	Admn. Class	Class A	Class B	Class C	Class D

California Intermediate Municipal Bond Fund	0.47%	0.72%	0.85%	—	—	0.85%
California Municipal Bond Fund	0.47%	—	0.85%	—	—	0.85%
Convertible Fund	0.65%	0.90%	1.05%	1.80%	1.80%	1.05%
New York Municipal Bond Fund	0.47%	—	0.85%	—	—	0.85%
Short Duration Municipal Income Fund	0.39%	—	0.80%	—	1.10%	0.80%

PIMCO may be reimbursed for these waived amounts in future periods. Each unaffiliated Trustee receives an annual retainer of $60,000, plus $3,000 for each Board of Trustees meeting attended in person and $500 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, each committee chair receives an annual retainer of $1,500. These expenses are allocated to the Funds of the Trust according to their respective net assets.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2002, were as follows (amounts in thousands):

	U.S. Government/Agency		All Others
	Purchases	Sales	Purchases	Sales

California Intermediate Municipal Bond Fund	$9,556	$19,089	$73,589	$37,256
California Municipal Bond Fund	0	112	15,270	7,594
Convertible Fund	1,661	1,157	28,004	34,304
Emerging Markets Bond Fund	4,977	4,994	557,110	508,078
Foreign Bond Fund	3,661,042	3,453,751	605,605	200,967
GNMA Fund	1,063,227	815,891	35,321	1,295
High Yield Fund	58,758	274,447	2,837,233	3,104,316
Low Duration Fund	7,051,221	5,040,385	1,461,981	564,253
Municipal Bond Fund	15,768	31,496	339,219	213,596
New York Municipal Bond Fund	0	0	12,980	8,945
Real Return Fund	6,346,929	3,587,474	222,692	120,190
Short Duration Municipal Income Fund	0	0	264,983	118,077
Short-Term Fund	249,314	198,363	1,005,802	487,947
StocksPLUS Fund	421,983	467,386	160,449	106,624
Strategic Balanced Fund	0	0	7,420	13,858
Total Return Mortgage Fund	923,988	641,483	135,363	88,776

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

	Foreign Bond Fund	GNMA Fund	High Yield Fund	Low Duration Fund	Short-Term Fund	StocksPLUS Fund	Total Return Mortgage Fund

Balance at 03/31/2002	$8,915	$26	$1,149	$25,640	$1,213	$2,886	$26
Sales	4,038	28	16,419	199	18,744	1,761	25
Closing Buys	(3,609)	0	(1,149)	(5,473)	(8,328)	(177)	0
Expirations	(1,632)	(54)	0	(13,020)	0	(3,560)	(51)
Exercised	0	0	0	0	0	0	0

Balance at 09/30/2002	$7,712	$0	$16,419	$7,346	$11,629	$910	$0

120	PIMCO Funds Semi-Annual Report I 09.30.02

6. Federal Income Tax Matters

At September 30, 2002, the net realized appreciation (depreciation) of investments securities for federal income tax purposes were as follows (amounts in thousands):

	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
California Intermediate Municipal Bond Fund	$9,323	$(127)	$9,196
California Municipal Bond Fund	982	(52)	930
Convertible Fund	588	(3,252)	(2,664)
Emerging Markets Bond Fund	5,925	(28,578)	(22,653)
Foreign Bond Fund	115,002	(6,770)	108,232
GNMA Fund	2,787	(290)	2,497
High Yield Fund	35,403	(633,694)	(598,291)
Low Duration Fund	114,757	(116,648)	(1,891)
Municipal Bond Fund	21,657	(1,760)	19,897
New York Municipal Bond Fund	389	(43)	346
Real Return Fund	445,812	(7,184)	438,628
Short Duration Municipal Income Fund	4,548	(54)	4,494
Short-Term Fund	16,690	(35,813)	(19,123)
StocksPLUS Fund	5,789	(9,428)	(3,639)
Strategic Balanced Fund	833	(14,906)	(14,073)
Total Return Mortgage Fund	3,129	(221)	2,908

09.30.02 I PIMCO Funds Semi-Annual Report	121

PIMCO Notes to Financial Statements Class D (Cont.)
September 30, 2002 (Unaudited)

7. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	California Intermediate Municipal Bond Fund				California Municipal Bond Fund				Convertible Fund
	Period Ended 09/30/2002		Year Ended 03/31/2002		Period Ended 09/30/2002		Year Ended 03/31/2002		Period Ended 09/30/2002		Year Ended 03/31/2002
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Class D	280	$2,902	163	$1,716	0	$0	0	$0	0	$0	0	$0
Other Classes	6,230	64,449	7,644	79,904	840	8,696	1,458	15,267	389	3,784	1,006	11,316

Issued as reinvestment of distributions
Class D	5	52	8	78	0	0	0	1	0	0	0	0
Other Classes	236	2,457	659	6,841	29	299	108	1,109	22	210	154	1,622

Cost of shares redeemed
Class D	(34)	(348)	(46)	(459)	0	0	0	0	0	0	0	0
Other Classes	(1,793)	(18,591)	(8,824)	(93,778)	(55)	(573)	(1,620)	(16,708)	(962)	(9,683)	(5,867)	(64,267)

Net increase (decrease) resulting from Fund share transactions	4,924	$50,921	(396)	$(5,698)	814	$8,422	(54)	$(331)	(551)	$(5,689)	(4,707)	$(51,329)

	Low Duration Fund				Municipal Bond Fund				New York Municipal Bond Fund
	Period Ended 09/30/2002		Year Ended 03/31/2002		Period Ended 09/30/2002		Year Ended 03/31/2002		Period Ended 09/30/2002		Year Ended 03/31/2002
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Class D	17,083	$174,578	12,431	$126,208	2,378	$24,480	1,030	$10,396	16	$168	1	$6
Other Classes	353,984	3,614,599	441,904	4,472,199	19,073	196,376	14,749	149,136	657	7,037	488	5,111

Issued as reinvestment of distributions
Class D	248	2,533	221	2,238	27	283	16	165	0	1	1	7
Other Classes	10,528	107,577	23,301	235,585	338	3,474	419	4,221	9	100	38	398

Cost of shares redeemed
Class D	(4,811)	(49,111)	(3,917)	(39,724)	(643)	(6,622)	(515)	(5,217)	(6)	(67)	(7)	(58)
Other Classes	(174,175)	(1,777,137)	(330,271)	(3,339,435)	(5,603)	(57,878)	(4,932)	(49,852)	(203)	(2,158)	(404)	(4,257)

Net increase (decrease) resulting from Fund share transactions	202,857	$2,073,039	143,669	$1,457,071	15,570	$160,113	10,767	$108,849	473	$5,081	117	$1,207

	Strategic Balanced Fund				Total Return Mortgage Fund
	Period Ended 09/30/2002		Year Ended 03/31/2002		Period Ended 09/30/2002		Year Ended 03/31/2002
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Class D	96	$932	153	$1,626	7,926	$85,019	3,500	$36,912
Other Classes	514	4,948	1,207	12,675	6,004	64,377	4,251	44,565

Issued as reinvestment of distributions
Class D	2	15	4	40	58	629	78	815
Other Classes	40	374	196	2,032	71	761	232	2,423

Cost of shares redeemed
Class D	(43)	(406)	(47)	(489)	(2,486)	(26,814)	(904)	(9,563)
Other Classes	(673)	(6,396)	(2,793)	(29,336)	(732)	(7,844)	(1,792)	(19,074)

Net increase (decrease) resulting from Fund share transactions	(64)	$(533)	(1,282)	$(13,452)	10,841	$116,128	5,365	$56,078

122	PIMCO Funds Semi-Annual Report I 09.30.02

Emerging Markets Bond Fund				Foreign Bond Fund				GNMA Fund				High Yield Fund
Period Ended 09/30/2002		Year Ended 03/31/2002		Period Ended 09/30/2002		Year Ended 03/31/2002		Period Ended 09/30/2002		Year Ended 03/31/2002		Period Ended 09/30/2002		Year Ended 03/31/2002
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

1,757	$16,182	3,241	$30,568	4,943	$51,968	3,525	$36,741	605	$6,675	119	$1,280	6,628	$57,459	13,488	$126,744
23,308	209,401	22,752	210,434	36,971	389,297	29,943	312,007	16,315	180,393	11,761	126,373	133,805	1,147,461	277,062	2,610,735

84	750	53	493	100	1,048	159	1,655	2	22	1	6	539	4,589	524	4,919
886	7,805	1,416	12,923	1,193	12,562	2,721	28,298	99	1,097	185	1,986	13,182	112,112	18,588	175,344

(2,588)	(23,049)	(483)	(4,570)	(1,113)	(11,720)	(1,144)	(11,934)	(187)	(2,067)	(28)	(293)	(6,350)	(54,955)	(4,102)	(38,575)
(18,594)	(164,875)	(7,257)	(66,251)	(13,328)	(140,300)	(25,494)	(265,711)	(4,866)	(53,908)	(3,761)	(40,327)	(136,251)	(1,163,385)	(120,697)	(1,137,024)

4,853	$46,214	19,722	$183,597	28,766	$302,855	9,710	$101,056	11,968	$132,212	8,277	$89,025	11,553	$103,281	184,863	$1,742,143

Real Return Fund				Short Duration Municipal Income Fund				Short-Term Fund				StocksPLUS Fund
Period Ended 09/30/2002		Year Ended 03/31/2002		Period Ended 09/30/2002		Year Ended 03/31/2002		Period Ended 09/30/2002		Year Ended 03/31/2002		Period Ended 09/30/2002		Year Ended 03/31/2002
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

42,414	$463,872	51,363	$537,359	527	$5,395	45	$460	8,475	$84,495	10,999	$110,393	40	$341	85	$859
267,765	2,916,402	260,572	2,712,515	18,216	186,327	2,123	21,629	165,360	1,649,352	301,183	3,022,414	17,013	141,265	20,933	211,884

1,095	11,890	1,009	10,428	2	23	0	1	133	1,319	115	1,155	0	0	5	51
7,275	78,888	6,517	67,358	109	1,118	63	640	3,161	31,467	3,988	40,012	0	0	1,814	18,703

(9,657)	(105,153)	(21,116)	(218,787)	(41)	(422)	0	0	(5,480)	(54,550)	(3,605)	(36,204)	(26)	(224)	(161)	(1,631)
(53,517)	(582,035)	(60,212)	(624,530)	(2,953)	(30,220)	(489)	(4,993)	(133,285)	(1,326,506)	(132,761)	(1,332,039)	(20,255)	(167,968)	(24,285)	(246,385)

255,375	$2,783,864	238,133	$2,484,343	15,860	$162,221	1,742	$17,737	38,364	$385,577	179,919	$1,805,731	(3,228)	$(26,586)	(1,609)	$(16,519)

09.30.02 I PIMCO Funds Semi-Annual Report	123

PIMCO Funds: Pacific Investment Management Series

Manager	Pacific Investment Management Company LLC, 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660

Distributor	PIMCO Advisors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	PFPC Global Fund Services, Inc., P.O. Box 9688, Providence, RI 02940-9688

Independent Accountant	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Dechert, 1775 Eye Street, Washington, DC 20006

For Account Information
For PIMCO Funds account information contact your financial advisor, or if you receive account statements directly from PIMCO Funds, you can also call 1-800-426-0107. Telephone representatives are available Monday–Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.pimcoadvisors.com.

124	PIMCO Funds Semi-Annual Report I 09.30.02

The PIMCO Funds: A Diverse Fund Family

PIMCO Advisors provides access to the specialized equity and fixed-income expertise of its affiliated institutional investment firms. Together these firms manage over $350 billion and have a client list that includes over half of the 100 largest corporations in America. This expertise is available to financial advisors and their clients through the PIMCO Funds, a diverse family of stock and bond funds.

PIMCO Bond Funds	PIMCO Stock Funds
Short Duration
Short-Term Fund
Low Duration Fund

Intermediate Duration
Total Return Fund

International
Foreign Bond Fund
Emerging Markets Bond Fund

High Yield
High Yield Fund

Mortgage-Backed
GNMA Fund
Total Return Mortgage Fund

Inflation-Indexed
Real Return Fund

Convertible
Convertible Fund

Tax-Exempt
Municipal Bond Fund
California Intermediate Municipal Bond Fund
California Municipal Bond Fund
New York Municipal Bond Fund
Short-Duration Municipal Income Fund

PIMCO Stock and Bond Funds
Strategic Balanced Fund

Growth
RCM Large-Cap Growth Fund
PEA Growth Fund
NACM Growth Fund
PEA Target Fund
RCM Mid-Cap Fund
PEA Opportunity Fund

Blend
PEA Growth & Income Fund
CCM Capital Appreciation Fund
NACM Core Equity Fund
CCM Mid-Cap Fund

Value
NFJ Equity Income Fund
PEA Value Fund
NACM Value Fund
PEA Renaissance Fund
NACM Flex-Cap Value Fund
NFJ Small-Cap Value Fund

Enhanced Index
RCM Tax-Managed Growth Fund
PPA Tax-Efficient Equity Fund
StocksPLUS Fund

International
RCM Global Equity Fund
NACM Global Fund
RCM International Growth Equity Fund
NACM International Fund
RCM Global Small-Cap Fund
RCM Europe Fund
NACM Pacific Rim Fund
RCM Emerging Markets Fund

Sector-Related
PEA Innovation Fund
RCM Global Technology Fund
RCM Global Healthcare Fund
RCM Biotechnology Fund

One Fund Family, A Choice of Specialized
Investment Firms

The PIMCO Funds are managed by the affiliated institutional investment firms of PIMCO Advisors. Each firm specializes in a specific asset class and investment style. So whether you’re looking for a small-cap value manager, a large-cap growth manager or a core bond manager, the PIMCO Funds provide you with access to a highly qualified expert.

Cadence Capital Management (CCM)
Combining the best of growth and value, CCM seeks to invest in reasonably priced companies that offer rapid earnings growth potential.

Dresdner RCM Global Investors (RCM)
With a worldwide presence, RCM’s growth specialists bring a global perspective to domestic and international stock investing.

NFJ Investment Group (NFJ)
Pure, deep value investors, NFJ emphasizes risk management by investing primarily in dividend-paying stocks and imposing strict diversification guidelines.

Nicholas-Applegate Capital Management (NACM)
NACM employs a bottom-up, research-driven approach to identify financially strong companies poised to benefit from change.

Pacific Investment Management Company (PIMCO)
Under the direction of its renowned founder and Chief Investment Officer, Bill Gross, PIMCO has become one of the most respected names in fixed-income management.

PIMCO Equity Advisors (PEA)
Across its varied products, PEA relies on in-depth research and competitive analysis to identify the companies most likely to deliver long-term capital appreciation.

PZ017.10/02

PIMCO
ADVISORS

Semi-Annual Report
9 . 3 0 . 0 2

PIMCO Municipal Bond Funds

Receive this report electronically and eliminate paper mailings. To enroll, go to www.pimcoadvisors.com/edelivery.

Share Classes
A B C

Share Classes
A C

Share Class
A

NATIONAL TAX-EXEMPT BOND FUND

Municipal Bond Fund

NATIONAL SHORT DURATION TAX-EXEMPT BOND FUND

Short Duration Municipal Income Fund

STATE-SPECIFIC TAX-EXEMPT BOND FUNDS

California Intermediate Municipal Bond Fund
California Municipal Bond Fund
New York Municipal Bond Fund

PIMCO
ADVISORS

Dear Fellow Shareholder:

The past six months have brought an onslaught of disheartening financial news. Despite the market’s recent upswing, disappointing corporate earnings and talk of a double-dip recession have left many stock investors wondering where we’re headed next.

In the world of bonds, however, bad economic news can actually be good news, as investors flee stocks and riskier securities and flock instead to the relative stability offered by U.S. Treasuries and other high-quality areas of fixed income. This seemingly paradoxical relationship between bonds and the economy helps explain why most bond sectors have continued their strong run over the past six months.

Municipal bonds fared particularly well in this environment, outperforming many taxable bond sectors. In fact, the Lehman Brothers General Municipal Bond Index (8.58%) outpaced the Lehman Brothers Aggregate Bond Index (8.45%) before taxes during the reporting period. Accordingly, I am pleased to report that the PIMCO Municipal Bond Funds delivered solid absolute performance. PIMCO’s bond fund managers have achieved these results by adhering to the firm’s time-tested total return philosophy.

Of course, we cannot predict what the next few months and years hold for bonds, stocks or these funds. But, as always, we stand behind a few tried-and-true investment strategies, such as maintaining a well-diversified portfolio and investing for the long term.

If you have questions concerning this report or your investment, please contact your financial advisor. You can also call PIMCO Advisors at 1-800-426-0107 or visit our web site at www.pimcoadvisors.com. Once again, thank you for choosing PIMCO Funds. We highly value your business.

Sincerely,
Brent R. Harris
Chairman of the Board
October 31, 2002

Past performance is no guarantee of future results. There is no guarantee that these investment strategies will work under all market conditions and investors should evaluate their ability to invest, for the long-term, especially during periods of downturn in the market. Diversification does not guarantee against loss. The Lehman Brothers General Municipal Index is an unmanaged index that represents the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one-year. The Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index.

09.30.02 I PIMCO Municipal Bond Funds Semi-Annual Report	3

A STATE-SPECIFIC TAX-EXEMPT BOND FUND

PIMCO CA Intermediate Municipal Bond Fund

OBJECTIVE:	PORTFOLIO:	DURATION RANGE:
Seeks high current income exempt from Federal and California income tax. Capital appreciation is a secondary objective.	Intermediate maturity municipal securities (exempt from Federal and California income tax). FUND INCEPTION DATE: 8/31/99	3–7 years TOTAL NET ASSETS: $165.4 million PORTFOLIO MANAGER: Mark McCray

Mark McCray
Fund Manager

Mr. McCray is responsible for municipal bond portfolios at PIMCO. Previously Co-Head of Municipal Bond Trading at Goldman Sachs & Co., he has over 10 years of investment experience.

“California intermediate maturity municipal bonds have continued to outperform many taxable debt sectors, including the national municipal market.”

Fund delivered solid absolute returns
The Fund’s Class A shares returned a solid 5.76% for the six-month period ended September 30, 2002. Nonetheless, the Fund underperformed both the Lehman Brothers California Intermediate Municipal Bond Index and the Lipper California Intermediate Municipal Debt Fund Average, which returned 9.42% and 7.76% respectively.

Increased investor demand caused Treasury and municipal yields to drop
In the past six months, concerns over sluggish economic growth, corporate scandals, and potential war with Iraq led investors to seek the safety of Treasuries, subsequently driving yields to their lowest levels in 40 years. Municipal yields slid to a 34-year low as equity markets reacted to broader economic factors, including desultory economic recovery and increased geopolitical risk. Within this climate, California intermediate maturity municipal bonds outperformed many taxable debt sectors, including the national municipal market.

Higher quality bias and issue selection aided performance
The portfolio’s emphasis on high-quality revenue bonds enhanced returns. As investors continued to flock to relatively safer assets, the portfolio’s exposure to insured credits also contributed to performance. However, our yield curve strategy, which focused on longer maturities within the intermediate space, contributed negatively to returns. Below-benchmark duration combined with interest rate hedging also hurt performance as municipal yields declined.

Municipal bonds should remain attractive to investors
Given the current environment, investors may continue to seek the appealing after-tax yield potential and relative stability of municipal bonds—even though a slow and gradual economic recovery could eventually challenge municipal credits as tax revenues lag behind the economy. Increased supply in California leads us to limit positions in state-specific credits for now. We intend to focus on high-quality California revenue bonds and select non-California issues to enhance portfolio yield and diversification. We also plan on maintaining high average credit quality as yield premiums on lower quality issues do not presently compensate for their higher credit and liquidity risks. Additionally, we expect to keep duration near the benchmark as interest rates should remain relatively steady for the near future.

4	PIMCO Municipal Bond Funds Semi-Annual Report I 09.30.02

PIMCO CA Interm. Municipal Bond Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN    For periods ended 9/30/02

	6 months	1 year	3 year	5 year	10 year	Inception (8/31/99)
PIMCO CA Intermediate Municipal Bond Fund A Shares	5.76%	5.80%	7.33%	—	—	7.36%

PIMCO CA Intermediate Municipal Bond Fund A Shares (adjusted)	2.58%	2.62%	6.24%	—	—	6.30%

Lehman Brothers CA Intermediate Municipal Bond Index	9.42%	9.08%	7.98%	—	—	—

Lipper CA Intermediate Municipal Debt Fund Average	7.76%	7.71%	7.34%	—	—	—

MATURITY PROFILE		SECTOR BREAKDOWN		QUALITY BREAKDOWN
Less than 1 year	38%	Municipal Bonds & Notes	96.8%	AAA	64.2%

1–5 years	12%	Other	3.2%	AA	7.8%

5–10 years	31%			A	13.8%

10–20 years	18%			BBB	7.7%

Over 30 years	1%			BB	6.5%

Duration	5.3 years

CHANGE IN VALUE    For periods ended 9/30/02

Investment Process
The top-down investment process starts with an annual secular forum at which PIMCO develops a 3- to 5-year outlook for the global economy and interest rates. This helps set the basic portfolio parameters. Rather than stretch for maximum yield, PIMCO’s municipal bond team seeks to maximize after-tax total return. The portfolio is scrutinized using a process that models the potential changes in yield and price as the underlying variables of the CA municipal marketplace change.

Past performance is no guarantee of future results. The Fund invests at least 80% of its assets in debt securities exempt from federal income tax. The Fund invests at least 80% of its assets in bond issuers whose interest is exempt from regular federal income tax and California income tax. The Fund may invest up to 10% of its assets in high yield (lower-rated) securities, which generally involve greater risk to principal than investments in higher-rated securities. The Fund may at times invest in derivatives and mortgage-related securities. The Fund may realize gains and shareholders will incur a tax liability from time to time. Income from the Fund is subject to state and local taxes and may at times be subject to the alternative minimum tax. It is important to note that a fund concentrating in a single state is subject to greater risk of adverse economic conditions and regulatory changes than a fund with broader geographical diversification. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund. Please see page 14 for additional information.

09.30.02 I PIMCO Municipal Bond Funds Semi-Annual Report	5

A STATE-SPECIFIC TAX-EXEMPT BOND FUND

PIMCO CA Municipal Bond Fund

OBJECTIVE:	PORTFOLIO:	DURATION RANGE:
Seeks high current income exempt from Federal and California income tax. Capital appreciation is a secondary objective.	Intermediate to long-term maturity municipal securities (exempt from Federal and California income tax). FUND INCEPTION DATE: 5/16/00	3–12 years TOTAL NET ASSETS: $21.1 million PORTFOLIO MANAGER: Mark McCray

Mark McCray
Fund Manager

Mr. McCray is responsible for municipal bond portfolios at PIMCO. Previously Co-Head of Municipal Bond Trading at Goldman Sachs & Co., he has over 10 years of investment experience.

“A focus on high-quality revenue bonds and select non-California issues should enhance portfolio yield and diversification.”

Fund delivered solid absolute returns
For the six-month period ended September 30, 2002, the Fund’s Class A shares returned a solid 8.15%. Nonetheless, the Fund underperformed both the Lehman Brothers California Insured Municipal Index and the Lipper California Municipal Debt Fund Average, which returned 9.25% and 8.79%, respectively.

Treasuries and municipal bonds continued their strong run
Sluggish economic growth, corporate accounting scandals, and rumors of war with Iraq led investors to seek out the safety of Treasury bonds, driving yields to their lowest level in 40 years. Municipal yields slid to a 34-year low, and muni bonds outperformed many taxable debt sectors. The Lehman Municipal Bond Index returned slightly more than the Lehman Brothers Aggregate Bond Index. Additionally, the California municipal market outperformed the national market during the period.

High-quality bias and issue selection aided performance
An overweight exposure to longer intermediate term maturities, rather than the longest municipal maturities, contributed to returns as yields in this area fell further. An emphasis on high-quality California paper was also positive for returns because investors flocked to the stability of higher-rated bonds. Due to pre-refundings and reduced credit premiums, exposure to non-California bonds—many of which qualified for California income tax exemption—also increased returns. The Fund’s underperformance can be attributed primarily to its below-benchmark duration positioning over the time period.

Going forward, municipal bonds should remain attractive
Given the current environment, investors may continue to seek the appealing after-tax yield potential and relative stability of municipal bonds, even though a slow and gradual economic recovery could challenge municipal credits as tax revenues lag behind the economy. In addition, it is likely that California will issue more general obligation and revenue debt to pay for power costs and to balance the state’s budget.

For now, we intend to focus on high-quality California revenue bonds and select non-California issues to enhance portfolio yield and diversification. Maintaining high average credit quality may help counter the risk of rising credit premiums for lower-rated debt in the face of lower tax and fee collections. Finally, we expect to keep duration near the benchmark as interest rates should remain relatively steady for the near future.

6	PIMCO Municipal Bond Funds Semi-Annual Report I 09.30.02

PIMCO CA Municipal Bond Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 9/30/02

	6 months	1 year	3 year	5 year	10 year	Inception (5/16/00)
PIMCO CA Municipal Bond Fund A Shares	8.15%	7.13%	—	—	—	10.16%

PIMCO CA Municipal Bond Fund A Shares (adjusted)	4.90%	3.92%	—	—	—	8.75%

Lehman Brothers CA Insured Municipal Index	9.25%	8.99%	—	—	—	—

Lipper CA Municipal Debt Fund Average	8.79%	7.57%	—	—	—	—

MATURITY PROFILE		SECTOR BREAKDOWN		QUALITY BREAKDOWN
Less than 1 year	24%	Municipal Bonds & Notes	91.0%	AAA	68.6%

1–5 years	5%	Other	9.0%	AA	8.8%

5–10 years	20%			A	12.8%

10–20 years	29%			BBB	4.5%

20–30 years	17%			BB	5.3%

Over 30 years	5%

Duration	8.7 years

CHANGE IN VALUE For periods ended 9/30/02

Investment Process
The top-down investment process starts with an annual secular forum at which PIMCO develops a 3- to 5-year outlook for the global economy and interest rates. This helps set the basic portfolio parameters. Rather than stretch for maximum yield, PIMCO’s municipal bond team seeks to maximize after-tax total return. The portfolio is scrutinized using a process that models the potential changes in yield and price as the underlying variables of the CA municipal marketplace change.

Past performance is no guarantee of future results. The Fund invests at least 80% of its assets in debt securities exempt from federal income tax. The Fund invests at least 80% of its assets in bond issuers whose interest is exempt from regular federal income tax and California income tax. The Fund may invest up to 10% of its assets in high yield (lower-rated) securities, which generally involve greater risk to principal than investments in higher-rated securities. The Fund may at times invest in derivatives and mortgage-related securities. The Fund may realize gains and shareholders will incur a tax liability from time to time. Income from the Fund is subject to state and local taxes and may at times be subject to the alternative minimum tax. It is important to note that a fund concentrating in a single state is subject to greater risk of adverse economic conditions and regulatory changes than a fund with broader geographical diversification. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund. Please see page 14 for additional information.

09.30.02 I PIMCO Municipal Bond Funds Semi-Annual Report	7

A NATIONAL TAX-EXEMPT BOND FUND

PIMCO Municipal Bond Fund

OBJECTIVE:	PORTFOLIO:	DURATION RANGE:
Seeks high current income exempt from Federal income tax, consistent with preservation of capital. Capital appreciation is a secondary objective.	Intermediate to long-term maturity municipal securities (exempt from Federal income tax). FUND INCEPTION DATE: 12/31/97	3–10 years TOTAL NET ASSETS: $359.1 million PORTFOLIO MANAGER: Mark McCray

Mark McCray
Fund Manager

Mr. McCray is responsible for municipal bond portfolios at PIMCO. Previously Co-Head of Municipal Bond Trading at Goldman Sachs & Co., he has over 10 years of investment experience.

“The attractive after-tax yield and the relative stability of high municipal credit quality should continue to appeal to investors.”

Fund posted solid returns
For the six-month period ended September 30, 2002, the Fund’s Class A shares returned a solid 6.46%. However, the Fund underperformed both the Lehman Brothers General Municipal Bond Index and the Lipper General Municipal Debt Fund Average, which returned 8.58% and 7.96% respectively.

Treasuries and municipal bonds continued their strong run
Delayed economic recovery, corporate fraud, and potential war with Iraq led investors to seek out the safety of Treasury bonds, subsequently driving yields to their lowest level in 40 years. As equity markets reacted to economic volatility and increased geopolitical turmoil, municipal yields slid to a 34-year low. Over the time period, municipal bonds outperformed many taxable debt sectors. For example, before taxes, the Lehman Municipal Bond Index returned slightly more than the Lehman Brothers Aggregate Bond Index.

Yield curve positioning, emphasis on quality contributed to performance
The Fund’s emphasis on high-quality revenue bonds, which offered attractive credit premiums and advanced refundings, contributed to performance. An overweighting in longer intermediate term maturities, as opposed to the longest municipal maturities, also enhanced returns because yields in this area fell more than those further out on the yield curve. Insured bonds added to performance as investors expressed demand for higher-quality credits.

However, the Fund’s below-benchmark duration positioning, in conjunction with interest rate hedging, created problems for the Fund as municipal yields fell over the time period.

Demand for municipals will remain strong in the near term
Although municipal bonds could potentially face a challenge if a slower-than-expected economic recovery leads to lagging tax revenues, their attractive after-tax yield potential and relative stability may continue to appeal to investors in this period of macroeconomic conflict.

In this setting, we expect to target durations near the benchmark and continue our limited hedging strategies to control interest rate risk. Because an increase in the supply of state specific bonds in upcoming months could increase their premiums, we plan to limit our positions in state credits, as opposed to local municipality credits. Our intent to overweight higher-quality revenue bonds should allow us to take advantage of the attractive risk-adjusted yields and potential price appreciation from tightening credit premiums. We expect to maintain our focus on high average credit quality.

8	PIMCO Municipal Bond Funds Semi-Annual Report I 09.30.02

PIMCO Municipal Bond Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 9/30/02

	6 months	1 year	3 year	5 year	10 year	Inception (12/31/97)
PIMCO Municipal Bond Fund A Shares	6.46%	8.11%	8.18%	—	—	5.69%

PIMCO Municipal Bond Fund A Shares (adjusted)	3.26%	4.87%	7.09%	—	—	5.01%

PIMCO Municipal Bond Fund B Shares	6.06%	7.30%	7.38%	—	—	4.90%

PIMCO Municipal Bond Fund B Shares (adjusted)	1.06%	2.30%	6.50%	—	—	4.55%

PIMCO Municipal Bond Fund C Shares (adjusted)	5.19%	6.58%	7.65%	—	—	5.16%

Lehman Brothers General Municipal Bond Index	8.58%	8.94%	8.49%	—	—	—

Lipper General Municipal Debt Fund Average	7.96%	7.59%	7.23%	—	—	—

MATURITY PROFILE		SECTOR BREAKDOWN		QUALITY BREAKDOWN
Less than 1 year	18%	Municipal Bonds & Notes	98.8%	AAA	68.9%

1–5 years	7%	Other	1.2%	AA	13.9%

5–10 years	35%			A	10.0%

0–20 years	37%			BBB	4.1%

Over 30 years	3%			BB	2.2%

Duration	8.0 years			B	0.9%

CHANGE IN VALUE For periods ended 9/30/01

Investment Process
The top-down investment process starts with an annual secular forum at which PIMCO develops a 3- to 5-year outlook for the global economy and interest rates. This helps set the basic portfolio parameters. Rather than stretch for maximum yield, PIMCO’s municipal bond team seeks to maximize after-tax total return. The portfolio is scrutinized using a process that models the potential changes in yield and price as the underlying variables of the overall municipal marketplace change.

Past performance is no guarantee of future results. The Fund invests at least 80% of its assets in debt securities exempt from federal income tax. The Fund may invest up to 10% of its assets in high yield (lower-rated) securities, which generally involve greater risk to principal than investments in higher-rated securities. The Fund may at times invest in derivatives and mortgage-related securities. The Fund may invest more than 25% of its assets in bond issuers of California and New York. The Fund may realize gains and shareholders will incur a tax liability from time to time. Income from the Fund is subject to state and local taxes and may at times be subject to the alternative minimum tax. Please see page 14 for additional information.

09.30.02 I PIMCO Municipal Bond Funds Semi-Annual Report	9

A STATE-SPECIFIC TAX-EXEMPT BOND FUND

PIMCO NY Municipal Bond Fund

OBJECTIVE:	PORTFOLIO:	DURATION RANGE:
Seeks high current income exempt from Federal and New York income tax. Capital appreciation is a secondary objective.	Intermediate to long-term maturity municipal securities (exempt from federal and New York income tax). FUND INCEPTION DATE: 8/31/99	3–12 years TOTAL NET ASSETS: $10.6 million PORTFOLIO MANAGER: Mark McCray

Mark McCray
Fund Manager

Mr. McCray is responsible for municipal bond portfolios at PIMCO. Previously Co-Head of Municipal Bond Trading at Goldman Sachs & Co., he has over 10 years of investment experience.

“We plan to target durations near the benchmark as opportunities to add value will present themselves in yield curve positioning, sector allocations, and security selection.”

Fund slightly trailed its benchmark
For the six-month period ended September 30, 2002, the Fund’s Class A shares returned a solid 7.73%. However, the Fund underperformed both the Lehman Brothers New York Insured Municipal Index and the Lipper New York Municipal Debt Fund Average, which returned 9.46% and 8.09% respectively.

Treasury and muni yields reached extreme lows
Treasury yields slid to their lowest level in over 40 years, fueled by investors’ increased demand for safer assets in a period of sluggish economic growth, corporate accounting scandals, and talk of impending war with Iraq. Slow economic recovery and rising geopolitical tension dealt a blow to the equity markets, driving muni yields to a 34-year low. Over the time period, New York munis outperformed many taxable debt sectors as well as the national municipal market.

Security selection sustained performance
An emphasis on revenue bonds, specifically industrial revenue issues, bolstered relative returns. The persistence of the “flight to quality” syndrome made the portfolio’s allocations to insured municipal bonds a positive for performance. Below-the-benchmark duration, juxtaposed with interest rate hedging strategies, detracted from relative returns as yields fell.

We plan to take advantage of high demand for munis
Lagging tax revenues, caused by the slow rate of economic recovery, could pose a challenge to municipal markets, including New York’s. However, in the current economic environment, support for municipal bonds should remain strong among investors, who are attracted to the appealing after-tax yield potential and the relative stability of municipal bonds. New York’s issuance is likely to increase given both the passage of the state budget amendment and the financing needs of state and local authorities.

Taking these factors into account, we plan to target duration near the benchmark as opportunities to add value should present themselves in yield curve positioning, sector allocations, and security selection. In anticipation of New York’s increase in supply, we expect to emphasize intermediate maturities. Allocations to high-quality New York revenue bonds should help us enhance portfolio yield and diversification. Because yield premiums on lower quality issues could rise as investors demand greater credit and liquidity premiums, we intend to maintain high average credit quality.

10	PIMCO Municipal Bond Funds Semi-Annual Report I 09.30.02

PIMCO NY Municipal Bond Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN    For periods ended 9/30/02

	6 months	1 year	3 year	5 year	10 year	Inception (8/31/99)

PIMCO New York Municipal Bond Fund A Shares	7.73%	10.17%	9.18%	—	—	9.06%

PIMCO New York Municipal Bond Fund A Shares (adjusted)	4.50%	6.86%	8.08%	—	—	7.98%

Lehman Brothers New York Insured Municipal Bond Index	9.46%	10.31%	8.73%	—	—	—

Lipper New York Municipal Debt Fund Average	8.09%	8.16%	7.68%	—	—	—

MATURITY PROFILE		SECTOR BREAKDOWN		QUALITY BREAKDOWN
Less than 1 year	27%	Municipal Bonds & Notes	91.7%	AAA	44.7%

1–5 years	6%	Other	8.3%	AA	35.6%

5–10 years	33%			A	10.6%

10–20 years	27%			BBB	9.1%

20–30 years	7%

Duration	7.2 years

CHANGE IN VALUE    For periods ended 9/30/02

Investment Process
The top-down investment process starts with an annual secular forum at which PIMCO develops a 3- to 5-year outlook for the global economy and interest rates. This helps set the basic portfolio parameters. Rather than stretch for maximum yield, PIMCO’s municipal bond team seeks to maximize after-tax total return. The portfolio is scrutinized using a process that models the potential changes in yield and price as the underlying variables of the NY municipal marketplace change.

Past performance is no guarantee of future results. The Fund invests at least 80% of its assets in debt securities exempt from federal income tax. The Fund invests at least 80% of its assets in bond issuers whose interest is exempt from regular federal income tax and New York income tax. The Fund may invest up to 10% of its assets in high yield (lower-rated) securities, which generally involve greater risk to principal than investments in higher-rated securities. The Fund may at times invest in derivatives and mortgage-related securities. The Fund may realize gains and shareholders will incur a tax liability from time to time. Income from the Fund is subject to state and local taxes and may at times be subject to the alternative minimum tax. It is important to note that a fund concentrating in a single state is subject to greater risk of adverse economic conditions and regulatory changes than a fund with broader geographical diversification. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund. Please see page 14 for additional information.

09.30.02 I PIMCO Municipal Bond Funds Semi-Annual Report	11

A NATIONAL SHORT DURATION TAX-EXEMPT BOND FUND

PIMCO Short Duration Municipal Income Fund

OBJECTIVE:	PORTFOLIO:	DURATION RANGE:
Seeks high current income exempt from Federal income tax, consistent with preservation of capital.	Short and intermediate maturity municipal securities (exempt from Federal income tax). FUND INCEPTION DATE: 8/31/99	0–3 years TOTAL NET ASSETS: $193.7 million PORTFOLIO MANAGER: Mark McCray

Mark McCray
Fund Manager

Mr. McCray is responsible for municipal bond portfolios at PIMCO. Previously Co-Head of Municipal Bond Trading at Goldman Sachs & Co., he has over 10 years of investment experience.

“After-tax yields remain attractive among municipals.”

Fund trailed its Benchmark
For the six-month period ended September 30, 2002, the Fund’s Class A shares returned a respectable 1.55%. Still, the Fund underperformed both the Lehman Brothers 1-Year Municipal Bond Index and the Lipper Short Municipal Debt Fund Average, which returned 2.64% and 2.91% respectively.

Heightened investor demand augmented short-term muni market
Municipal bonds benefited from a “flight to quality,” as anxious investors reacted to falling equity prices and news of accounting and corporate governance scandals. Shorter-term municipal bonds rallied when it began to seem increasingly unlikely to investors that the Fed would raise rates in 2002. Short-term municipal yields fell by up to 40 basis points. Because Treasury yields typically decline more than municipals during bond market rallies, shorter-term munis underperformed similar-maturity treasuries on a pre-tax basis.

Extended duration contributed to results for the past six months
The Fund’s longer-than-benchmark duration positioning helped relative performance as yields fell across the curve. As the period progressed, broader-than-index yield curve positioning contributed to returns due to the curve’s steepness. However, interest rate hedging strategies hindered the Fund’s performance as interest rates declined; and, in addition, exposure to short-term revenue bonds, including healthcare and education issues, hurt returns early in the period when credit premiums on these issues widened.

Demand for short-term muni bonds could continue in the near future
Although lagging tax revenues resulting from a slow-paced economic recovery could challenge municipal credits, demand will likely remain strong as investors are likely to continue to seek the attractive after-tax yield potential and relative stability of municipal bonds.

In this environment, we intend to keep duration modestly extended, and we expect to continue to take prudent credit risk in order to achieve yields greater than those of money market funds. Holding broader-than-benchmark maturities should help us to pick up substantial yield with minimal increase in price volatility. We hope to enhance portfolio yield and diversification through allocations to high quality revenue bonds. Because weak economic and fiscal circumstances could cause premiums on lower quality issues to rise, we intend to maintain high average credit quality.

12	PIMCO Municipal Bond Funds Semi-Annual Report I 09.30.02

PIMCO Short Duration Muni. Income Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN  For periods ended 9/30/02

	6 months	1 year	3 year	5 year	10 year	Inception (8/31/99)

PIMCO Short Duration Municipal Income Fund A Shares	1.55%	2.91%	4.31%	—	—	4.28%

PIMCO Short Duration Municipal Income Fund A Shares (adjusted)	–0.50%	0.85%	3.62%	—	—	3.61%

PIMCO Short Duration Municipal Income Fund C Shares (adjusted)	0.40%	1.39%	3.61%	—	—	3.58%

Lehman Brothers 1-Year Municipal Bond Index	2.64%	3.92%	4.95%	—	—	—

Lipper Short Municipal Debt Fund Average	2.91%	3.73%	4.64%	—	—	—

MATURITY PROFILE		SECTOR BREAKDOWN		QUALITY BREAKDOWN
Less than 1 year	58%	Municipal Bond & Notes	93.3%	AAA	63.4%

1–5 years	42%	Short-Term Instruments	6.7%	AA	28.7%

Duration	2.0 years			A	5.3%

				BBB	2.6%

CHANGE IN VALUE For periods ended 9/30/02

Investment Process
The top-down investment process starts with an annual secular forum at which PIMCO develops a 3- to 5-year outlook for the global economy and interest rates. This helps set the basic portfolio parameters. Rather than stretch for maximum yield, PIMCO’s municipal bond team seeks to maximize after-tax total return. The portfolio is scrutinized using a process that models the potential changes in yield and price as the underlying variables of the overall municipal marketplace change.

Past performance is no guarantee of future results. The Fund invests at least 80% of its assets in debt securities exempt from federal income tax. The Fund may not invest in high yield (lower-rated) securities. The Fund may at times invest in derivatives and mortgage-related securities. The Fund may invest more than 25% of its assets in bond issuers of California and New York. The Fund may realize gains and shareholders will incur a tax liability from time to time. Income from the Fund is subject to state and local taxes and may at times be subject to the alternative minimum tax. Please see page 14 for additional information.

09.30.02 I PIMCO Municipal Bond Funds Semi-Annual Report	13

Footnotes

Past performance is no guarantee of future results. Investment return will fluctuate and the value of an investor’s shares will fluctuate and may be worth more or less than original cost when redeemed. The average annual total return measures performance assuming that all dividend and capital gain distributions were reinvested. Returns shown do not reflect the deduction of taxes that a shareholder would pay (i) on fund distributions or (ii) the redemption of fund shares. The returns represent the blended performance of the Fund’s retail shares (Class A, B or C) and the prior performance of the Fund’s Institutional shares, adjusted, as necessary, to reflect retail share current sales charges and different operating expenses. The retail shares were first offered for the CA Intermediate Municipal on 10/99, CA Municipal on 8/00, NY Municipal on 10/99, Municipal Bond on 4/98, and for Short Duration Municipal on 4/02. Returns for Class A shares adjusted include the effect of the 3% maximum initial sales charge except for the Short Duration Municipal which includes a 2% maximum initial sales charge. Returns for Class B shares (Municipal Bond Only) include the effect of paying the contingent deferred sales charge (CDSC), which declines from 5% in the first year to 0% at the beginning of the seventh year. Returns for Class C shares have a 1% CDSC, which may apply in the first year of ownership. The credit quality of the investment in the portfolio does not apply to the stability or safety of the Fund. Duration is a measure of the Fund’s price sensitivity expressed in years. The Growth of $10,000 does include the effect of the maximum initial sales charge only associated with class A shares. The Lipper Averages are calculated by Lipper, Inc. It is the total return performance average of funds that are tracked by Lipper that have the same Fund Classification. Lipper does not take into account sales charges. The Lehman Brothers CA Intermediate Municipal Bond Index is an unmanaged index comprised of California Municipal Bond issues with a maturity range of 5–10 Years. The Lehman Brothers CA Insured Municipal Index is an unmanaged index comprised of insured California Municipal Bond Issues. The Lehman Brothers 1-Year Municipal Bond Index is an unmanaged index comprised of National Municipal Bond issues with a maturity range of 1–2 years. The Lehman Brothers General Municipal Bond Index is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one-year. The Lehman Brothers New York Insured Municipal Bond Index is an unmanaged index comprised of insured New York Municipal Bond issues. S&P 500 Index is an unmanaged market index generally considered to be representative of the stock market as a whole. 60% S&P/ 40% LBAG is an unmanaged index comprised of 60% of the return of the S&P 500 Index and 40% of the Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index is an unmanaged market index representative of the U.S. Taxable fixed income universe. It is not possible to invest directly in an unmanaged index. The Funds also offer other share classes, which are subject to different fees and expenses (which may affect performance), have different minimum investment requirements and are entitled to different services. Information regarding such classes may be obtained by calling 1-888-87-PIMCO. An investment in a (the) Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. In addition, it is possible to lose money on investments in a (the) Fund. For additional details on the Funds, contact your financial advisor to receive a current prospectus that contains more complete information, including charges and expenses. Please read the prospectus carefully before you invest or send money. PIMCO Advisors Distributors LLC, 2187 Atlantic Street, Stamford, CT, 06902, www.pimcoadvisors.com, 1-888-87-PIMCO.

14	PIMCO Municipal Bond Funds Semi-Annual Report I 09.30.02

Schedule of Investments
California Intermediate Municipal Bond Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

MUNICIPAL BONDS & NOTES 94.1%
California 77.8%
A B C California Unified School District General Obligation Bonds, (FGIC Insured), Series 2001
0.000% due 08/01/2030	$1,850	$454
0.000% due 08/01/2031	1,285	300
0.000% due 08/01/2032	1,965	436
0.000% due 08/01/2033	1,670	352
0.000% due 08/01/2034	1,755	352
Alameda, California Harbor Bay Business Park Assessment Revenue Bonds, Series 1998
5.500% due 09/02/2012	3,500	3,728
Anaheim, California Public Financing Authority Revenue Bonds, (AMBAC Insured), Series 1999
4.625% due 10/01/2027 (a)	150	163
Antioch, California Public Financing Authority Reassessment Revenue Bonds, Series 1998-B
5.500% due 09/02/2008	475	509
Association of Bay Area Governments Financing Authority for Non-Profit Corporations Revenue Bonds, (California Mtg. Insured), Series 2001
5.250% due 04/01/2026	2,000	2,089
Bay Area Toll Authority California Toll Bridge Revenue Bonds, Series 2001
1.550% due 04/01/2029 (a)	400	400
California Educational Facilities Authority Revenue Bonds, Series 1997-A
5.700% due 10/01/2015	135	158
California Health Facilities Financing Authority Revenue Bonds, (CA MTG Insured), Series 2000
5.000% due 09/01/2010	350	388
California Housing Financial Agency Revenue Bonds, (AMBAC FHA Insured), Series 1996
5.950% due 02/01/2011	100	109
California Infrastructure & Economic Development Bank Insured Revenue Bonds, Series 2002
1.950% due 04/01/2042 (a)	1,000	1,000
California Pollution Control Financing Authority Revenue Bonds, Series 1999-A
4.500% due 08/01/2003	150	154
California State General Obligation Bonds, (FGIC Insured), Series 1997
5.000% due 10/01/2004	325	348
California State General Obligation Bonds, (MBIA Insured), Series 1991
6.600% due 02/01/2011	1,000	1,248
California State General Obligation Bonds, (MBIA Insured), Series 1992
7.500% due 10/01/2007	400	498
California State General Obligation Bonds, Series 1991
6.500% due 09/01/2010	1,730	2,109
California State General Obligation Bonds, Series 1997-BL
5.300% due 12/01/2012	400	423
California State General Obligation Bonds, Series 2000
5.250% due 03/01/2005	100	108
5.250% due 03/01/2013	300	337
5.700% due 12/01/2032	250	258
California State General Obligation Bonds, Series 2002
5.250% due 04/01/2030	3,000	3,175
California State Inverse-Floater Bonds, Series 1992
10.850% due 09/01/2012 (a)	5,000	7,400
California State Public Works Board Lease Revenue Bonds, Series 1994-A
6.375% due 11/01/2014	500	561
California Statewide Communities Development Authority Apartment Development Revenue Bonds, Series 1998-A-3
5.100% due 05/15/2025	2,000	2,133
California Statewide Communities Development Authority Certificates of Participation Bonds, Series 1994
6.500% due 07/01/2015	1,000	1,110
California Statewide Communities Development Authority Revenue Bonds, (CA Mortgage Insured), Series 2001
5.000% due 10/01/2018	2,000	2,115
California Statewide Communities Development Authority Revenue Bonds, Series 2002
5.500% due 08/15/2034	1,000	1,037
6.750% due 07/01/2032 (b)	2,705	2,807
California Statewide Financing Authority Tobacco Settlement Revenue Bonds, Series 2002
4.600% due 05/01/2012	1,030	1,054
California Tobacco Securitization Agency Revenue Bonds, Series 2002
6.125% due 06/01/2043	1,000	1,022
Capistrano, California Unified School District Community Facilities Special Tax Bonds, Series 1997
7.100% due 09/01/2021	1,950	2,354
Capistrano, California Unified School District Community Facilities Special Tax Bonds, Series 1999
5.700% due 09/01/2020	1,500	1,546
Chico, California Public Financing Authority Revenue Bonds, (FSA Insured), Series 1996
5.200% due 04/01/2011	485	523
Chula Vista, California Special Tax Bonds, Series 2000-1
6.350% due 09/01/2017	230	248
6.400% due 09/01/2018	120	128
Corona, California Community Facilities District Special Tax Bonds, Series 1998
5.875% due 09/01/2023	1,000	1,038
East Bay, California Municipal Utility District Wastewater Treatment System Revenue Bonds, (AMBAC Insured), Series 1993
9.170% due 06/01/2020 (a)	6,000	6,443

See accompanying notes I 09.30.02 I PIMCO Funds Semi-Annual Report	15

Schedule of Investments (Cont.)
California Intermediate Municipal Bond Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

East Bay, California Municipal Utility District Water System Revenue Bonds, (MBIA Insured), Series 1993
9.070% due 06/01/2013 (a)	$3,450	$3,728
Elsinore Valley, California Municipal Water District Certificates of Participation Bonds, (FGIC Insured), Series 2000
1.550% due 07/01/2029 (a)	1,000	1,000
Evergreen, California School District General Obligation Bonds, (FGIC Insured), Series 2000-C
10.000% due 09/01/2005	465	576
10.000% due 09/01/2006	380	496
Foothill Eastern Transportation Corridor Agency California Toll Road Revenue Bonds, (MBIA-IBC Insured), Series 1999
5.875% due 01/15/2027	2,500	1,828
Foothill Eastern Transportation Corridor Agency California Toll Road Revenue Bonds, Series 1995
0.000% due 01/01/2026	1,000	319
Fresno, California Special Tax Bonds, Series 1998
4.750% due 09/01/2005	885	894
Healdsburg, California Community Redevelopment Agency Tax Allocation Bonds, (MBIA Insured), Series 2002
5.000% due 08/01/2022	2,530	2,671
Irvine Ranch California Water District General Obligation Bonds, (Helaba Insured), Series 1985
2.000% due 10/01/2009 (a)	1,200	1,200
Irvine Ranch, California Water District General Obligation Bonds, Series 1989
1.450% due 06/01/2015 (a)	800	800
Irvine Ranch, California Water District Revenue Bonds, Series 1993
1.700% due 05/01/2009 (a)	500	500
Irvine, California Import Bond Act of 1915 Special Assessment Bonds, Series 1998
1.550% due 09/02/2023 (a)	1,500	1,500
Irvine, California Improvement Bond Act of 1915 Special Assessment Bonds, (KBC Bank N.V. Insured), Series 1999
1.850% due 09/02/2024 (a)	669	669
Long Beach, California Harbor Revenue Bonds, (MBIA Insured), Series 1995
6.500% due 05/15/2005	220	246
Long Beach, California Harbor Revenue Bonds, Series 1993
4.700% due 05/15/2004	150	157
Los Altos, California School District General Obligation Bonds, Series 2001
5.000% due 08/01/2016	200	219
Los Angeles County, California Transportation Commission Certificate of Participation Bonds, Series 1992-B
6.250% due 07/01/2004	500	516
Los Angeles, California Community Redevelopment Agency Certificates of Participation Bonds, Series 1984
7.550% due 11/01/2008	365	389
Los Angeles, California Department of Water & Power Revenue Bonds, (MBIA Insured), Series 2001
5.250% due 07/01/2013	1,500	1,727
Los Angeles, California Department of Water & Power Revenue Bonds, (SPA-Dexia Public Finance Insured), Series 2001
1.550% due 07/01/2035 (a)	5,300	5,300
Los Angeles, California General Obligation Bonds, Series 2002
4.000% due 09/01/2012	2,525	2,706
Los Angeles, California State Building Authority Lease Revenue Bonds, Series 1999-A
4.600% due 10/01/2007	150	167
Los Angeles, California Unified School District General Obligation Bonds, (MBIA Insured), Series 1999-C
4.750% due 07/01/2010	30	34
Lucia Mar Unified School District, California General Obligation Bonds, (FSA Insured), Series 2002
5.000% due 08/01/2022	1,215	1,288
Manhattan Beach, California Unified School District General Obligation Bonds, (FGIC Insured), Series 2002
0.000% due 09/01/2025	1,400	445
Metropolitan Water District Southern California General Obligation Bonds, Series 1993-A1
7.250% due 03/01/2007	150	183
Metropolitan Water District Southern California Revenue Bonds, (SPA-Westdeutsche Landesbank Insured), Series 2000
1.800% due 07/01/2035 (a)	1,250	1,250
Metropolitan Water District Southern California Revenue Bonds, Series 1993
9.062% due 10/30/2020 (a)	600	659
Metropolitan Water District Southern California Waterworks Revenue Bonds, (Lloyds TSB Bank PLC Insured), Series 2001
1.950% due 07/01/2036 (a)	1,200	1,200
Murrieta Valley, California Unified School District Special Tax Bonds, (Keybank N.A. Insured), Series 2001
6.350% due 09/01/2025	580	593
6.400% due 09/01/2031	700	715
Newport Beach, California Revenue Bonds, Series 1992
1.480% due 10/01/2022 (a)	1,500	1,500
Oakland-Alameda County, California Coliseum Authority Lease Revenue Bonds, Series 2000
1.450% due 02/01/2025 (a)	200	200

16	PIMCO Funds Semi-Annual Report I 09.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

Orange County, California Community Facilities District Special Tax Bonds, Series 2000
5.600% due 08/15/2011	$455	$479
5.700% due 08/15/2012	485	508
5.800% due 08/15/2013	600	627
6.200% due 08/15/2018	1,025	1,068
Orange County, California Local Transportation Authority Sales Tax Revenue Bonds, (AMBAC-TCRS Insured), Series 1992
6.200% due 02/14/2011	3,250	3,984
Orange County, California Revenue Bonds, (MBIA Insured), Series 1995-A
6.000% due 06/01/2010	1,000	1,210
Orange County, California Sanitation District Certificates of Participation Bonds, (SPA-Dexia Public Finance Bank Insured), Series 2000
1.850% due 08/01/2029 (a)	1,580	1,580
Orange County, California Sanitation District Certificates of Participation Bonds, (SPA-DEXIA Public Finance Insured), Series 2000
1.850% due 08/01/2030 (a)	1,090	1,090
Orange County, California Sanitation Districts Certificates of Participation Bonds, (AMBAC Go of Dist Insured), Series 1993
1.850% due 08/01/2016 (a)	1,200	1,200
Orange County, California Special Financing Authority Teeter Plan Revenue Bonds, Series 1995
1.550% due 11/01/2014 (a)	1,300	1,300
1.550% due 11/01/2014 (a)	3,200	3,200
Orange County, California State Pipeline Financing Authority Teeter Plan Revenue Bonds, Series 1995 xxx% due 11/01/2014
1.550% due 11/01/2014 (a)	2,800	2,800
Oxnard, California Improvement Bond Act 1915 Special Assessment Bonds, Series 1997
5.500% due 09/02/2004	1,175	1,217
Pacific Housing & Finance Agency, California Revenue Bonds, (MBIA Insured), Series 1999
4.625% due 12/01/2004	250	258
Pleasant Valley, California School District Ventura County General Obligation Bonds, (MBIA Insured), Series 2002
5.850% due 08/01/2031	2,500	3,047
Port of Oakland, California Revenue Bonds, (FGIC Insured), Series 2000
5.500% due 11/01/2009	500	580
Redding, California Electric System Revenue Certificates of Participation, (FGIC Insured), Series 1993
5.684% due 06/28/2019	500	518
Riverside County, California Asset Leasing Corp. Revenue Bonds, (MBIA Insured), Series 2000
5.200% due 11/01/2010	250	293
Sacramento, California Municipal Utility District Revenue Bonds, Series 1983-M
9.000% due 04/01/2013	960	1,311
San Bernardino County, California Certificates of Participation Bonds, (MBIA Insured), Series 2002
5.000% due 07/01/2015	2,365	2,696
San Diego, California Unified School District General Obligation Bonds, (FSA Insured), Series 2001
5.000% due 07/01/2026	1,000	1,050
San Francisco, California City & County Airport Commission International Airport Revenue Bonds, (FGIC Insured), Series 1996-12-A
5.625% due 05/01/2005	400	438
San Francisco, California City & County Airport Commission International Airport Revenue Bonds, (FSA Insured), Series 1998-16A
5.500% due 05/01/2015	300	334
San Francisco, California City & County Airport Commission International Airport Revenue Bonds, (MBIA Insured), Series 1996-14A
8.000% due 05/01/2005	500	574
San Jose, California Multifamily Housing Revenue Bonds, (Bay View Bank & Federal Home Loan Bank Insured), Series 1999
4.950% due 06/01/2039	990	1,082
San Jose, California Redevelopment Agency Tax Allocation Bonds, (MBIA Insured), Series 1993
6.000% due 08/01/2010	600	728
San Jose, California Redevelopment Agency Tax Allocation Bonds, (MBIA Insured), Series 2002
5.000% due 08/01/2022	2,000	2,102
San Pablo, California Redevelopment Agency Revenue Bonds, Series 1979
8.000% due 10/01/2011	130	156
Santa Margarita/Dana Point Authority, California Revenue Bonds, (MBIA Insured), Series 1994-A
7.250% due 08/01/2006	150	180
South Tahoe, California Joint Powers Financing Authority Revenue Bonds, Series 1999-A
7.300% due 10/01/2007	150	158
Stockton, California Certificates of Participation, Series 1999
4.750% due 08/01/2006	120	131
Tulare County, California Certificates of Participation Bonds, (MBIA Insured), Series 1998
5.000% due 08/15/2013	3,225	3,722
West Sacramento, California Financing Authority Revenue Bonds, (FGIC Insured), Series 2002
5.000% due 08/01/2032	2,675	2,824

		128,735

Illinois 0.9%
Illinois Educational Facilities Authority Revenue Bonds, Series 1993
9.620% due 07/01/2012 (a)	1,400	1,491

Louisiana 1.1%
Louisiana Tobacco Settlement Financing Corporate Revenue Bonds, Series 2001
5.875% due 05/15/2039	2,000	1,892

See accompanying notes I 09.30.02 I PIMCO Funds Semi-Annual Report	17

Schedule of Investments (Cont.)
California Intermediate Municipal Bond Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

New Hampshire 1.9%
New Hampshire Health & Educational Facilities Authority Revenue Bonds, (AMBAC Insured), Series 2002
5.250% due 07/01/2014	$2,690	$3,054

New Jersey 1.7%
New Jersey Economic Development Authority Revenue Bonds, Series 1998
6.375% due 04/01/2031	2,000	2,508
6.800% due 04/01/2018	250	269

		2,777

Puerto Rico 7.5%
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue Bonds, (FSA Surety Bond Insured), Series 1985-A
9.000% due 07/01/2009	3,835	4,451
Puerto Rico Commonwealth General Obligation Bonds, (MBIA Insured), Series 1995
5.200% due 07/01/2006	410	456
Puerto Rico Commonwealth Highway & Transportation Authority Highway Revenue Bonds, Series 1993-X
5.200% due 07/01/2003	500	514
5.350% due 07/01/2005	5,000	5,218
Puerto Rico Commonwealth Infrastructure Financing Authority Revenue Bonds, (AMBAC Insured), Series 1998-A
5.250% due 07/01/2010	150	170
Puerto Rico Electric Power Authority Revenue Bonds, Series 1995-X
6.125% due 07/01/2021	500	571
Puerto Rico Industrial Tourist Educational, Medical & Environmental Control Facilities Revenue Bonds, Series 2000
5.300% due 11/15/2005	250	271
Puerto Rico Industrial Tourist Environmental Central Facilities Revenue Bonds, Series 2000
5.300% due 11/15/2004	150	160
Puerto Rico Public Finance Corp. Revenue Bonds, (AMBAC Insured), Series 1998-A
5.000% due 06/01/2007	500	560

		12,371

Texas 0.2%
Arlington, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2000
7.940% due 02/15/2024 (a)	250	260

Virgin Islands 3.0%
Virgin Islands Public Finance Authority Revenue Bonds, Series 1998-C
5.500% due 10/01/2007	1,500	1,654
5.500% due 10/01/2008	3,000	3,317

		4,971

Total Municipal Bonds & Notes		155,551
(Cost $146,355)
SHORT-TERM INSTRUMENTS 3.1%
Commercial Paper 0.1%
Fannie Mae
1.730% due 11/29/2002 (c)	200	199

Money Market Fund 2.9%
Reich & Tang New York Money Market
1.010% due 10/01/2002	4,769	4,769

U.S. Treasury Bills 0.1%
1.590% due 11/14/2002 (c)(d)	235	235

Total Short-Term Instruments (Cost $5,203)		5,203

Total Investments 97.2% (Cost $151,558)		$160,754
Other Assets and Liabilities (Net) 2.8%		4,632

Net Assets 100.0%		$165,386

Notes to Schedule of Investments (amounts in thousands):

(a)	Variable rate security. The rate listed is as of September 30, 2002.

(b)	Restricted security.

(c)	Securities with an aggregate market value of $434 have been segregated with the custodian to cover margin requirements for the following open futures contracts at September 30, 2002:

Type	# of Contracts	Unrealized (Depreciation)

U.S. Treasury 30 Year Bond (12/2002)	122	$(419)

(d)	Securities are grouped by coupon or range of coupons and represent a range of maturities.

18	PIMCO Funds Semi-Annual Report I 9.30.02 I See accompanying notes

Schedule of Investments
California Municipal Bond Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

MUNICIPAL BONDS & NOTES 95.4%
California 82.3%
Anaheim, California Public Financing Authority Revenue Bonds, (FSA Insured), Series 2002
3.900% due 10/01/2012	$500	$532
California Infrastructure & Economic Development Bank Insured Revenue Bonds, Series 2002
1.450% due 04/01/2042 (a)	400	400
California State Department Water Center Revenue Bonds, Series 1993
8.375% due 12/01/2003	150	162
California State General Obligation Bonds, Series 2001
5.125% due 03/01/2031	625	650
California State Inverse-Floater Bonds, Series 1992
11.044% due 09/01/2012 (a)	500	740
California Statewide Communities Development Authority Revenue Bonds, Series 2001
5.125% due 10/01/2030	400	412
California Statewide Communities Development Authority Revenue Bonds, Series 2002
6.750% due 07/01/2032 (b)	400	415
California Statewide Tobacco Settlement Financing Authority Revenue Bonds, Series 2002
4.875% due 05/01/2014	295	303
Capistrano, California Unified School District Community Facilities Special Tax Bonds, Series 1999
5.700% due 09/01/2020	400	412
Chula Vista, California Special Tax Bonds, Series 2000-1
6.400% due 09/01/2018	125	134
Corona, California Community Facilities District Special Tax Bonds, Series 1998
5.875% due 09/01/2023	150	156
East Bay, California Municipal Utility District Water System Revenue Bonds, (MBIA Insured), Series 1993
8.720% due 06/01/2013 (a)	400	432
Foothill Eastern Transportation Corridor Agency California Toll Road Revenue Bonds, (MBIA-IBC Insured), Series 1999
5.875% due 01/15/2027	500	366
Irvine Ranch California Water District Certificate Participation, (LOC-Toronto Dominio Bank Insured), Series 1986
1.500% due 08/01/2016	400	400
Irvine, California Import Bond Act of 1915 Special Assessment Bonds, Series 1998
1.450% due 09/02/2023 (a)	300	300
Irvine, California Improvement Bond Act of 1915 Special Assessment Bonds, (KBC Bank N.V. Insured), Series 1999
1.450% due 09/02/2024 (a)	278	278
Livermore, California Certificates of Participation Bonds, (AMBAC Insured), Series 2002
1.400% due 05/01/2027 (a)	300	300
Livermore-Amador Water Management Agency California Revenue Bonds, (AMBAC Insured), Series 2001
5.000% due 08/01/2031	200	209
Los Angeles County, California Transportation Commission Certificate of Participation Bonds, Series 1992-B
6.250% due 07/01/2004	500	516
Los Angeles, California Department of Water & Power Revenue Bonds, (SPA-Dexia Public Finance Insured), Series 2001
1.400% due 07/01/2035 (a)	500	500
Los Angeles, California Department of Water & Power Waterworks Revenue Bonds, (MBIA Insured), Series 1994
6.375% due 07/01/2034	350	385
Los Angeles, California General Obligation Bonds, Series 2002
4.000% due 09/01/2012	500	536
Los Angeles, California Water and Power Revenue Bonds, Series 2001
1.600% due 07/01/2034 (a)	400	400
Manhattan Beach, California Unified School District General Obligation Bonds, (FGIC Insured), Series 2002
0.000% due 09/01/2025	3,100	984
Metropolitan Water District Southern California Revenue Bonds, Series 1993
8.798% due 10/30/2020 (a)	200	220
Murrieta Valley, California Unified School District Special Tax Bonds, (Keybank N.A. Insured), Series 2001
6.350% due 09/01/2025	55	56
Newport Beach, California Revenue Bonds, Series 1992
1.550% due 10/01/2022 (a)	400	400
Oakland-Alameda County, California Coliseum Authority Lease Revenue Bonds, Series 2000
1.450% due 02/01/2025 (a)	200	200
Orange County, California Local Transportation Authority Sales Tax Revenue Bonds, (AMBAC-TCRS Insured), Series 1992
6.200% due 02/14/2011	750	920
Orange County, California Revenue Bonds, (MBIA Insured), Series 1995-A
6.000% due 06/01/2010	400	484
Orange County, California Sanitation District Certificates of Participation Bonds, (SPA-DEXIA Public Finance Insured), Series 2000
1.450% due 08/01/2030 (a)	500	500
Pioneers Memorial Healthcare District, California General Obligation Bonds, (AMBAC Insured), Series 1998
5.125% due 10/01/2024	400	419

See accompanying notes I 09.30.02 I PIMCO Funds Semi-Annual Report	19

Schedule of Investments (Cont.)
California Municipal Bond Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

Placer, California Unified High School District General Obligation Bonds, (FGIC Insured), Series 2000
0.000% due 08/01/2018	$1,450	$711
Pleasant Valley, California School District Ventura County General Obligation Bonds, (MBIA Insured), Series 2002
5.850% due 08/01/2031	1,500	1,828
San Bernardino County, California Certificate Participation, (MBIA Insured), Series 2001
4.000% due 11/01/2012	50	53
San Diego, California Unified School District General Obligation Bonds, (FSA Insured), Series 2001
5.000% due 07/01/2026	1,000	1,050
San Joaquin Hills, California Transportation Corridor Agency Toll Road Revenue Bonds, (MBIA Insured), Series 1997
0.000% due 01/15/2032	500	114
San Jose, California Redevelopment Agency Tax Allocation Bonds, (MBIA Insured), Series 1993
6.000% due 08/01/2010	300	364
Southern California Public Power Authority Revenue Bonds, (FSA-CR Insured), Series 1993
5.000% due 07/01/2015	110	113

		17,354

Connecticut 2.8%
Connecticut State Development Authority Revenue Bonds, (Radian Insured) Series 2002
4.750% due 08/01/2032	600	587

Louisiana 4.5%
Louisiana Tobacco Settlement Financing Corporate Revenue Bonds, Series 2001
5.875% due 05/15/2039	1,000	946

New Jersey 2.6%
New Jersey Economic Development Authority Revenue Bonds, Series 1998
6.500% due 04/01/2018	500	540

Puerto Rico 1.1%
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue Bonds, (FSA Surety Bond Insured), Series 1985-A
9.000% due 07/01/2009	205	238

Virgin Islands 2.1%
Virgin Islands Public Finance Authority Revenue Bonds, Series 1998-C
5.500% due 10/01/2008	405	448

Total Municipal Bonds & Notes (Cost $19,183)		20,113

SHORT-TERM INSTRUMENTS 9.5%
Money Market Fund 9.2%
Reich & Tang New York Money Market
1.090% due 10/01/2002	1,047	1,047
SSgA Tax Free Money Market
1.250% due 10/01/2002	887	887

		1,934

U.S. Treasury Bills 0.3%
1.596% due 11/14/2002-11/29/2002 (c)	60	60

Total Short-Term Instruments (Cost $1,994)		1,994

Total Investments 104.9% (Cost $21,177)		$22,107
Other Assets and Liabilities (Net) (4.9%)		(1,033)

Net Assets 100.0%		$21,074

Notes to Schedule of Investments (amounts in thousands):

(a)	Variable rate security. The rate listed is as of September 30, 2002.

(b)	Restricted security.

(c)	Securities are grouped by coupon or range of coupons and represent a range of maturities.

20	PIMCO Funds Semi-Annual Report I 09.30.02 I See accompanying notes

Schedule of Investments
Municipal Bond Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

MUNICIPAL BONDS & NOTES 96.5%
Alabama 0.7%
Alabama 21st Century Settlement Authority Revenue Bonds, Series 2001
5.750% due 12/01/2018	$2,295	$2,384

Alaska 0.1%
Alaska State Housing Finance Corp. Revenue Bonds, (MBIA Insured), Series 2002
5.250% due 06/01/2032	540	551

Arizona 1.4%
Phoenix Industrial Development Authority Revenue Bonds, (GNMA/FNMA/FHLMC Insured), Series 2000-1A
5.875% due 06/01/2016	650	686
Pima County, Arizona Industrial Development Authority Multi-Family Revenue Bonds, (HUD SECT 8 Insured), Series 1998
5.375% due 06/01/2010 (a)	1,210	1,349
Salt River Project Agricultural Import & Power District Revenue Bonds, Series 2002
4.750% due 01/01/2032	2,000	2,005
Scottsdale, Arizona Industrial Development Authority Hospital Revenue Bonds, (AMBAC Insured), Series 1997-A
6.500% due 09/01/2004	880	960

		5,000

California 5.6%
Alameda, California Harbor Bay Business Park Assessment Revenue Bonds, Series 1998
5.000% due 09/02/2006	360	369
California State General Obligation Bonds, (MBIA-IBC Insured), Series 1992
6.250% due 09/01/2012	800	1,000
California State General Obligation Bonds, Series 2002
5.250% due 04/01/2030	1,000	1,058
California State Inverse-Floater Bonds, Series 1992
11.044% due 09/01/2012 (a)	100	148
California Statewide Communities Development Authority Revenue Bonds, (CA Mortgage Insured), Series 2001
5.000% due 10/01/2018	1,500	1,586
Capistrano, California Unified School District Special Tax Bonds, Series 1999
5.000% due 09/01/2008	350	373
Foothill Eastern Transportation Corridor Agency California Toll Road Revenue Bonds, (MBIA-IBC Insured), Series 1999
5.875% due 01/15/2026	1,565	1,146
5.875% due 01/15/2027	1,500	1,097
Foothill Eastern Transportation Corridor Agency California Toll Road Revenue Bonds, Series 1995
0.000% due 01/01/2026	1,000	319
Irvine, California Special Assessment Bonds, (MBIA-IBC Insured), Series 1998
4.800% due 09/02/2004	150	156
4.900% due 09/02/2005	150	156
4.900% due 09/02/2005	160	166
5.000% due 09/02/2006	150	156
Lake Elsinore, California School Refunding Bonds, Series 1998
5.000% due 09/01/2006	350	377
Los Angeles, California Community Redevelopment Agency Certificates of Participation Bonds, Series 1984
7.550% due 11/01/2008	1,000	1,067
Los Angeles, California Unified School District General Obligation Bonds, (MBIA Insured), Series 2002
5.125% due 01/01/2027	3,000	3,166
Oceanside, California Unified School District General Obligation Bonds, (MBIA Insured), Series 2002
5.250% due 08/01/2032	2,095	2,255
Orange County, California Improvement Bonds, Series 1998-A
4.900% due 09/02/2005	200	208
Pittsburg, California Infrastructure Refunding Bonds, Series 1998-A
4.900% due 09/02/2003	150	154
5.000% due 09/02/2004	150	159
Riverside County, California Special Tax Refunding Bonds, Series 1999
4.700% due 09/01/2005	170	178
Roseville, California Special Tax Bonds, Series 1999
5.000% due 09/01/2004 (a)	345	355
San Juan, California M.S.R. Public Power Project Revenue Bonds, (MBIA Insured), Series 2001
5.000% due 07/01/2012	1,000	1,136
South Tahoe, California Joint Powers Financing Authority Revenue Bonds, Series 1999-A
7.300% due 10/01/2007	350	369
Southern California Public Power Authority Power Project Revenue Bonds, (FSA Insured), Series 2002
5.375% due 01/01/2012	1,100	1,295
West Sacramento, California Financing Authority Revenue Bonds, (FGIC Insured), Series 2002
5.000% due 08/01/2032	1,000	1,056
West Sacramento, California Refunding Bonds, Series 1998
4.900% due 09/02/2005	295	307
5.000% due 09/02/2004	350	360

		20,172

Colorado 1.5%
Colorado Housing & Finance Authority Revenue Bonds, (FHA/VA Mortgages Insured), Series 2000-C3
5.700% due 10/01/2022	610	646
Colorado Housing & Finance Authority Revenue Bonds, Series 2000-B3
6.700% due 10/01/2016	195	208
Colorado Housing & Finance Authority Revenue Bonds, Series 2000-D3
6.750% due 04/01/2015	250	271

See accompanying notes I 09.30.02 I PIMCO Funds Semi-Annual Report	21

Schedule of Investments (Cont.)
Municipal Bond Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

Colorado Housing & Financial Authority Revenue Bonds, Series 2000-E3
5.150% due 08/01/2007	$45	$46
Denver, Colorado Health & Hospital Revenue Bonds, Series 1998-A
5.000% due 12/01/2009	1,390	1,468
Larimer County, Colorado Sales & Use Tax Revenue Bonds, (MBIA Insured), Series 2002
4.625% due 12/15/2012	1,325	1,465
Meridian Metro District of Colorado General Obligation Bonds, (Asset Guaranty Insured), Series 2001
4.125% due 12/01/2009	1,075	1,134

		5,238

Connecticut 3.0%
Connecticut State General Obligation Bonds, Series 2001
7.010% due 12/15/2012 (a)	5,000	6,873
Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2001
2.000% due 07/01/2036 (a)	1,500	1,500
University of Connecticut General Obligation Bonds, Series 2002
5.375% due 04/01/2019	2,230	2,457

		10,830

Florida 1.7%
Gainesville, Florida Revenue Bonds, Series 1979
6.200% due 10/01/2002	105	105
Orange County, Florida Health Facilities Authority Revenue Bonds, (MBIA Insured), Series 1996
6.250% due 10/01/2011	290	355
Orange County, Florida Health Facilities Authority Revenue Bonds, Series 2002
5.625% due 11/15/2032	5,000	5,108
Orlando, Florida Waste Water System Revenue Bonds, Series 1997-A
3.973% due 10/01/2015 (a)	500	501

		6,069

Georgia 2.4%
Georgia Municipal Electric Authority Revenue Bonds, (FGIC-TCRS Insured), Series 1993
5.500% due 01/01/2012	1,255	1,444
Georgia Municipal Electric Authority Revenue Bonds, (MBIA-IBC Insured), Series 1997
6.500% due 01/01/2012	200	240
Georgia State General Obligation Bonds, Series 1991
6.300% due 11/01/2009	1,500	1,820
Georgia State General Obligation Bonds, Series 2002
5.000% due 05/01/2021	5,000	5,276

		8,780

Hawaii 0.7%
Hawaii State Housing Financial & Development Corporation Single Family Mortgage Pure Revenue Bonds, Series 1998
4.850% due 07/01/2029	1,330	1,356
Honolulu Hawaii City & County General Obligation Bonds, (MBIA-IBC Insured), Series 1993
5.450% due 09/11/2008	1,000	1,144

		2,500

Illinois 8.0%
Chicago, Illinois Board of Education General Obligation Bonds, (FGIC Insured), Series 1998
0.000% due 12/01/2020	1,000	421
Chicago, Illinois Board of Education General Obligation Bonds, (MBIA Insured), Series 2002
5.000% due 12/01/2021	3,000	3,126
Chicago, Illinois Board of Education General Obligaton Bonds, Series 1999
0.000% due 12/01/2031	1,000	226
Chicago, Illinois General Obligation Bonds, (MBIA Insured), Series 2001
0.000% due 01/01/2020	1,290	920
Chicago, Illinois O’Hare International Airport Revenue Bonds, Series 2002
5.375% due 01/01/2032	2,500	2,610
Cook County, Illinois Community School District No. 097 Oak Park General Obligation Bonds, (FGIC Insured), Series 1999
9.000% due 12/01/2012	1,000	1,467
Cook County, Illinois High School District No. 225 Northfield General Obligation Ltd. Bonds, Series 2002
0.000% due 12/01/2011	125	89
0.000% due 12/01/2012	135	92
0.000% due 12/01/2014	255	156
0.000% due 12/01/2015	1,885	1,084
4.400% due 12/01/2012	1,365	1,475
4.400% due 12/01/2013	1,740	1,862
Fox Lake, Illinois Water & Sewer Revenue Bonds, (AMBAC Insured), Series 1996
5.750% due 05/01/2013	1,135	1,254
Illinois Educational Facilities Authority Revenue Bonds, Series 1993
9.620% due 07/01/2012 (a)	2,000	2,130
Illinois Health Facilities Authority Revenue Bonds, Series 1998
5.500% due 11/15/2019	1,000	860
Lake County, Illinois Community High School District No. 127 Grayslake General Obligation Bonds, (FGIC Insured), Series 2002
0.000% due 02/01/2017	5,420	2,857
9.000% due 02/01/2009	650	870
9.000% due 02/01/2011	690	965
9.000% due 02/01/2012	1,065	1,526
Metropolitan Pier & Exposition Authority Ill Dedicated State Tax Revenue Bonds, (MBIA Insured), Series 2002
5.000% due 12/15/2028	3,470	3,592
Palatine, Illinois Tax Increment Revenue Bonds, (AMBAC Insured), Series 1998
5.250% due 01/01/2017	1,000	1,064

		28,646

Indiana 8.4%
Baugo, Indiana School Building Corp. Revenue Bonds, (AMBAC Insured), Series 2002
5.125% due 01/15/2025	2,225	2,309

22	PIMCO Funds Semi-Annual Report I 09.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

Brownsburg, Indiana 1999 School Building Corp. General Obligation Bonds, (AMBAC Insured), Series 2002
5.375% due 02/01/2023	$1,395	$1,482
Carmel, Indiana School Building Corp. Revenue Bonds, (MBIA Insured), Series 2002
5.000% due 07/15/2020	5,795	6,064
Danville, Indiana Multi-School Building General Obligation Bonds, (FSA Insured), Series 2001
3.900% due 07/15/2008	485	513
4.250% due 07/15/2011	290	308
4.400% due 01/15/2012	170	181
4.500% due 01/15/2013	190	202
4.650% due 01/15/2014	210	223
4.750% due 07/15/2009	200	221
4.750% due 01/15/2015	235	249
4.850% due 01/15/2016	295	312
5.000% due 07/15/2010	180	201
East Washington, Indiana Multi-School Building Corp. Revenue Bonds, (FGIC Insured), Series 2002
5.375% due 07/15/2028	2,560	2,715
Goshen-Chandler, Indiana School Building Corp. Revenue Bonds, (FGIC Insured), Series 2002
4.000% due 07/10/2007	860	916
4.125% due 01/10/2009	1,075	1,141
4.250% due 01/10/2010	950	1,011
Hamilton Southeastern Indiana Construction School Building Revenue Bonds, (FSA State Aid Withholding Insured), Series 2001
5.000% due 07/15/2010	760	851
Indianapolis, Indiana Local Public Improvement Bonds Bank Transportation Revenue Bonds, Series 1992
6.750% due 02/01/2014	1,000	1,249
La Porte Indiana Multi-School Building Revenue Bonds, (MBIA Insured), Series 2001
5.250% due 01/15/2013	1,000	1,143
Pike, Indiana Multi-School Building Corp. Revenue Bonds, (FGIC Insured), Series 2002
5.000% due 01/15/2011	7,245	8,097
South Bend, Indiana Redevelopment Authority Lease Revenue Bonds, Series 2000
5.100% due 02/01/2011	405	450
5.200% due 02/01/2012	230	256
5.500% due 02/01/2015	180	200

		30,294

Kentucky 1.5%
Kentucky State Turnpike Authority Economic Development Road Revenue Bonds, Series 1993
9.320% due 06/06/2012 (a)	5,000	5,481

Louisiana 1.8%
Louisiana Local Government Revenue Bonds, (MBIA Insured), Series 2000
5.700% due 01/01/2010	250	280
Louisiana State General Obligation Bonds, (FGIC Insured), Series 2002
7.990% due 04/01/2019 (a)	2,850	3,258
Louisiana Tobacco Settlement Financing Corporate Revenue Bonds, Series 2001
5.780% due 05/15/2039 (a)	3,215	2,869

		6,407

Maryland 1.0%
Baltimore, Maryland Project Revenue Bonds, (FGIC Insured), Series 2002
5.125% due 07/01/2042	3,500	3,648

Massachusetts 1.1%
Massachusetts Housing Finance Agency Revenue Bonds, (AMBAC Insured), Series 1993
5.950% due 10/01/2008	1,500	1,560
Massachusetts State Development Finance Agency Revenue Bonds, (ACA Insured), Series 1999
4.600% due 03/01/2009 (a)	400	421
Massachusetts State Development Finance Agency Revenue Bonds, Series 1998
4.700% due 11/01/2007	210	222
4.800% due 11/01/2008	90	95
Massachusetts State General Obligation Ltd. Bonds, (MBIA-IBC Insured), Series 1993
5.500% due 02/01/2011	1,000	1,034
Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series 2001
6.000% due 07/01/2014	500	571
Massachusetts State Health Facilities Authority Revenue Bonds, Series 1993
5.500% due 10/01/2002	140	140

		4,043

Michigan 5.2%
Detroit, Michigan City School District General Obligation Bonds, (FSA Q-SBLF Insured), Series 2001
5.125% due 05/01/2031	750	778
Detroit, Michigan General Obligation Ltd. Bonds, (MBIA Insured), Series 2002
5.000% due 04/01/2005	2,500	2,697
Lake Fenton, Michigan Community Schools General Obligation Bonds, (SBLF Insured), Series 2002
5.000% due 05/01/2022	2,720	2,825
Michigan Public Power Agency Revenue Bonds, (AMBAC Insured), Series 2001
5.250% due 01/01/2015	1,000	1,117
Michigan State Environmental Protection General Obligation Bonds, Series 1992
6.250% due 11/01/2012	1,100	1,330
Michigan State General Obligation Bonds, Series 2002
5.000% due 12/01/2008	1,000	1,128
Michigan State Strategic Fund Ltd. Obligation Revenue Bonds, Series 2001
5.450% due 09/01/2029	2,000	2,041
Mount Clemens, Michigan Community School District General Obligation Bonds, (Q-SBLF Insured), Series 2001
5.000% due 05/01/2031	3,000	3,079

See accompanying notes I 09.30.02 I PIMCO Funds Semi-Annual Report	23

Schedule of Investments (Cont.)
Municipal Bond Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

Western Michigan University Revenue Bonds, (AMBAC Insured), Series 2001
5.000% due 07/15/2021	$3,500	$3,667

		18,662

Minnesota 0.8%
Dakota County, Minnesota Community Development Agency Multi-Family Housing Revenue Bonds, (GNMA Insured), Series 2002
4.750% due 07/20/2015	385	409
5.400% due 07/20/2028	1,265	1,323
New Richland, Minnesota Revenue Bonds, Series 1998
4.500% due 08/01/2004	1,000	1,043

		2,775

Mississippi 0.7%
Mississippi State General Obligation Bonds, (FSA Insured), Series 2001
6.000% due 09/01/2011	2,000	2,421

Missouri 0.3%
Missouri State Housing Development Community Revenue Bonds, (FHA Insured), Series 2001
5.250% due 12/01/2016	1,000	1,060

Nevada 1.5%
Nevada State General Obligation Bonds, (FGIC Insured), Series 1998
5.000% due 05/15/2028	1,000	1,025
Nevada State General Obligation Ltd. Bonds, Series 2002
4.900% due 11/01/2016	790	842
Washoe County, Nevada School District General Obligation Ltd. Bonds, (FSA Insured), Series 1999
5.750% due 06/01/2013	3,000	3,539

		5,406

New Hampshire 0.9%
New Hampshire Health & Educational Facilities Authority Revenue Bonds, (AMBAC Insured), Series 2002
5.125% due 07/01/2016	2,980	3,268

New Jersey 7.4%
New Jersey Economic Development Authority Revenue Bonds, (GTY AGMT Insured), Series 1998
6.000% due 11/01/2028	5,000	5,080
New Jersey Economic Development Authority Revenue Bonds, Series 1998
0.000% due 04/01/2013	1,595	1,062
5.600% due 01/01/2012	1,000	975
6.375% due 04/01/2018	1,500	1,881
6.375% due 04/01/2031	10,000	12,539
6.500% due 04/01/2031	2,115	2,358
6.800% due 04/01/2018	250	269
New Jersey Economic Development Authority Revenue Bonds, Series 1999
6.625% due 09/15/2012	3,500	2,487

		26,651

New Mexico 0.1%
Santa Fe County, New Mexico El Castillo Retirement Nursing Home Bonds, Series 1998-A
5.250% due 05/15/2007	315	307

New York 9.5%
Nassau County, New York Tobacco Settlement Corp. Revenue Bonds, Series 1999
5.250% due 07/15/2011	1,000	1,023
New York City, New York Transitional Finance Authority Revenue Bonds, Series 1998
5.000% due 11/15/2026	2,500	2,576
New York City, New York Transitional Finance Authority Revenue Bonds, Series 2002
5.250% due 02/01/2029	5,275	5,937
New York State Dormitory Authority Revenue Bonds, (ACA Insured), Series 2000
5.850% due 07/01/2010	1,000	1,112
New York State Dormitory Authority Revenue Bonds, Series 2002
6.000% due 11/15/2029	3,800	4,472
New York State Triborough Bridge and Tunnel Authority Revenue Bonds, (FGIC Insured), Series 2001
5.000% due 01/01/2032	3,550	3,650
New York, New York General Obligation Bonds, Series 2002
5.750% due 08/01/2014	5,000	5,705
Port Authority New York & New Jersey Revenue Bonds, (FGIC Insured), Series 2002
5.125% due 11/15/2028	3,860	4,044
Schenectady, New York Industrial Development Agency Civic Facility Revenue Bonds, Series 2001
5.500% due 07/01/2016	1,640	1,883
TSASC Inc. Revenue Bonds, Series 1999
5.400% due 07/15/2012	3,550	3,802

		34,204

North Carolina 0.4%
Durham County, North Carolina General Obligation Revenue Bonds, Series 2002
8.020% due 04/01/2021 (a)	275	311
North Carolina Eastern Municipal Power Agency Power Systems Revenue Bonds, Series 1993
7.000% due 01/01/2008	1,000	1,162

		1,473

Ohio 0.9%
Ohio State Water Development Authority Revenue Bonds, Series 2002
5.375% due 12/01/2020	1,100	1,201
5.375% due 12/01/2021	1,750	1,897

		3,098

Oklahoma 0.3%
Oklahoma Housing Finance Agency Single Family Revenue Bonds, Series 2001 0.000% due 09/01/2032
0.000% due 09/01/2032	6,710	1,199

Pennsylvania 0.9%
Delaware County, Pennsylvania Hospital Revenue Bonds, Series 1998
4.900% due 12/01/2008	100	102
Delaware County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 1997
6.500% due 01/01/2008	725	777
Pennsylvania Convention Center Revenue Bonds, (MBIA-IBC Insured), Series 1994
6.750% due 09/01/2019	2,000	2,211

		3,090

24	PIMCO Funds Semi-Annual Report I 09.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

Puerto Rico 0.3%
Childrens Trust Fund Tobacco Settlement Revenue Bonds, Series 2000
5.750% due 07/01/2010	$750	$829
6.000% due 07/01/2026	150	159

		988

Rhode Island 3.3%
Rhode Island Tobacco Settlement Financing Corp. Revenue Bonds, Series 2002
6.125% due 06/01/2032	3,800	3,801
Rhode Island Tobacco Settlement Financing Corporate Revenue Bonds, Series 2002
6.250% due 06/01/2042	8,000	7,918

		11,719

South Carolina 0.8%
Medical University South Carolina Hospital Facilities Revenue Bonds, Series 1999
5.700% due 07/01/2012 (a)	1,000	1,170
South Carolina State Public Service Authority Revenue Bonds, Series 1993
9.138% due 06/28/2013 (a)	1,700	1,808

		2,978

South Dakota 0.1%
South Dakota Housing Development Authority, (FHA/VA Insured), Series 2000
5.050% due 05/01/2010	225	243

Tennessee 1.1%
Knox County, Tennessee Health Educational & Housing Facilities Board Revenue Bonds, Series 2002
6.375% due 04/15/2022	1,000	1,047
Nashville & Davidson County, Tennessee Revenue Bonds, Series 1998
4.450% due 08/01/2007	1,000	1,071
Sullivan County, Tennessee Health, Educational & Housing Facilities Board Revenue Bonds, Series 2002
6.250% due 09/01/2022	1,000	1,046
Sullivan County, Tennessee Industrial Development Revenue Bonds, (GNMA Insured), Series 1995
6.250% due 07/20/2015	750	805

		3,969

Texas 15.9%
Bastrop, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2002
1.000% due 02/15/2035	2,765	2,776
Bexar County, Texas Housing Finance Corporate Multi-Family Revenue Bonds, (FNMA Insured), Series 2001
4.875% due 06/15/2011	900	973
Bexar, Texas Metro Water District Waterworks System Revenue Bonds, (MBIA Insured), Series 1998
0.000% due 05/01/2035	2,190	381
Brazos River Authority Texas Revenue Bonds, (MBIA Insured), Series 1998
4.900% due 10/01/2015 (a)	1,500	1,663
Del Rio, Texas Waterworks & Sewer System Revenue Bonds, (MBIA Insured), Series 1993
5.500% due 06/01/2015	2,400	2,457
Denton, Texas Utility System Revenue Bonds, (FSA Insured), Series 2002
5.250% due 12/01/2016	1,690	1,875
Duncanville, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2001
5.250% due 02/15/2032	2,000	2,093
Harris County, Texas General Obligation Bonds, Series 1997
5.100% due 08/15/2015	250	267
Houston, Texas Airport System Revenue Bonds, Series 2001
6.750% due 07/01/2029	1,000	582
Houston, Texas Airport Systems Revenue Bonds, (FGIC Insured), Series 2000
7.890% due 07/01/2025 (a)	2,500	2,557
Houston, Texas Independent School District General Obligation Ltd. Bonds, (PSF-GTD Insured), Series 1999
5.250% due 02/15/2018	355	381
Houston, Texas Water & Sewer System Revenue Bonds, (FSA Insured), Series 2001
5.500% due 12/01/2017	1,000	1,122
Houston, Texas Water Conveyance System Contract Certificates of Participation Bonds, (AMBAC Insured), Series 1993
6.250% due 12/15/2012	5,000	6,214
Katy, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 1998
4.750% due 02/15/2024	1,500	1,508
Lamar, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 1998
4.750% due 02/15/2020	1,750	1,784
Lower Colorado River, Texas Authority Revenue Bonds, (FSA Insured), Series 1998
4.750% due 01/01/2028	3,000	3,094
Lower Colorado River, Texas Authority Revenue Bonds, (FSA Insured), Series 2001
5.000% due 05/15/2026	2,000	2,046
Midlothian, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 1999
0.010% due 02/15/2018	1,000	416
North Texas Health Facilities Development Corp. Revenue Bonds, (AMBAC Insured), Series 2002
5.500% due 08/15/2016	2,905	3,302
5.500% due 08/15/2017	1,000	1,128
North Texas State University Revenue Bonds, (FSA Insured), Series 1999
5.375% due 04/15/2014	250	275
Pasadena, Texas General Obligation Bonds, (FGIC Insured), Series 2002
5.125% due 04/01/2024	1,750	1,809

See accompanying notes I 09.30.02 I PIMCO Funds Semi-Annual Report	25

Schedule of Investments (Cont.)
Municipal Bond Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

Peaster, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2002
5.000% due 08/15/2031	$430	$439
Quinlan, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2002
5.000% due 02/15/2027	1,000	1,025
Red River, Texas Educational Finance Revenue Bonds, Series 2000
5.750% due 05/15/2017	750	844
Rio Grande City, Texas Construction Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2000
5.875% due 08/15/2018	1,825	2,110
Sabine River, Texas Pollution Control Authority Revenue Bonds, Series 2001
5.500% due 05/01/2022	1,000	1,043
San Antonio, Texas Electric and Gas Systems Revenue Bonds, Series 1997
5.500% due 02/01/2015	975	1,088
San Antonio, Texas Water Revenue Bonds, (FSA Insured), Series 2002
5.000% due 05/15/2032	1,050	1,073
San Jacinto, Texas Community College District General Obligation Ltd. Bonds, (FGIC Insured), Series 2001
5.000% due 02/15/2021	225	233
Texas State Affordable Mulit-Family Housing Revenue Bonds, (MBIA Insured), Series 2002
4.850% due 09/01/2012	2,000	2,148
4.850% due 09/01/2012	1,335	1,449
Texas State Turnpike Systems Authority Revenue Bonds, Series 2002
5.000% due 06/01/2008	5,000	5,553
Travis County, Texas Health Facilities Development Hosiptal Revenue Bonds, Series 1993
6.000% due 11/15/2022	1,400	1,514

		57,222

Utah 0.6%
Utah State General Obligation Bonds, Series 2002
5.375% due 07/01/2009	2,000	2,291

Virginia 0.6%
Virginia Polytechnic Institute & State University Revenue Bonds, Series 1996
5.400% due 06/01/2012	1,000	1,090
Virginia State Housing Development Authority Revenue Bonds, (MBIA Insured), Series 2001
5.350% due 07/01/2031	1,000	1,034

		2,124

Washington 1.6%
University of Washington Revenue Bonds, (AMBAC Insured), Series 2002
5.125% due 12/01/2017	2,715	2,944
5.250% due 12/01/2023	2,595	2,737

		5,681

Washington, D.C. 0.6%
Metropolitan Washington D.C. Airport Systems Authority Revenue Bonds, Series 2002
5.250% due 10/01/2032	2,000	2,076

West Virginia 0.4%
West Virginia State Parkways Economic Development & Tourism Authority Revenue Bonds, (FGIC Insured), Series 1993
10.049% due 05/16/2019 (a)	425	462
10.049% due 05/16/2019 (a)	775	833

		1,295

Wisconsin 3.4%
Hudson, Wisconsin School District General Obligation Bonds, (FGIC Insured), Series 2002
5.000% due 10/01/2017	1,420	1,522
5.000% due 10/01/2019	1,040	1,097
South Milwaukee, Wisconsin School District General Obligation Bonds, (FGIC Insured), Series 2002
3.750% due 04/01/2011	385	397
4.000% due 04/01/2013	415	429
4.375% due 04/01/2014	565	594
Wisconsin Housing & Economic Development Authority Housing Revenue Bonds, (MBIA Insured), Series 2002
4.700% due 05/01/2012	1,170	1,231
4.700% due 11/01/2012	1,555	1,636
Wisconsin Housing & Economic Development Authority Housing Revenue Bonds, Series 2002
4.700% due 05/01/2012	1,640	1,725
Wisconsin State Clean Water Revenue Bonds, Series 2002
8.200% due 06/01/2023 (a)	350	403
Wisconsin State General Obligation Bonds, Series 2001
5.250% due 05/01/2020	3,000	3,234

		12,268

Total Municipal Bonds & Notes (Cost $326,636)		346,511

U.S. TREASURY OBLIGATIONS 0.1%
Treasury Inflation Protected Securities
3.375% due 01/15/2007 (b)(d)	284	310

Total U.S. Treasury Obligations (Cost $288)		310

SHORT-TERM INSTRUMENTS 1.0%
Money Market Fund 0.6%
SSgA Tax Free Money Market
1.250% due 10/01/2002	2,314	2,314

U.S. Treasury Bills 0.4%
1.593% due 11/14/2002-11/29/2002 (b)(c)	1,540	1,537

Total Short-Term Instruments (Cost $3,851)		3,851

Total Investments 97.6%		$350,672
(Cost $330,775)
Other Assets and Liabilities (Net) 2.4%		8,456

Net Assets 100.0%		$359,128

26	PIMCO Funds Semi-Annual Report I 09.30.02 I See accompanying notes

Notes to Schedule of Investments (amounts in thousands):

(a)	Variable rate security. The rate listed is as of September 30, 2002.

(b)	Securities with an aggregate market value of $1,847 have been segregated with the custodian to cover margin requirements for the following open futures contracts at September 30, 2002:

Type	# of Contracts	Unrealized (Depreciation)

U.S. Treasury 30 Year Bond (12/2002)	442	$(1,519)

(c)	Securities are grouped by coupon or range of coupons and represent a range of maturities.

(d)	Principal amount of security is adjusted for inflation.

See accompanying notes I 09.30.02 I PIMCO Funds Semi-Annual Report	27

Schedule of Investments
New York Municipal Bond Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

MUNICIPAL BONDS & NOTES 85.1%
Arizona 7.1%
Salt River Project Agricultural Import & Power District Revenue Bonds, Series 2002
4.750% due 01/01/2032	$750	$752

New York 77.0%
Amherst, New York General Obligation Bonds, (FGIC Insured), Series 1999-A
5.500% due 12/01/2008	150	172
Edmeston, New York Central School District General Obligation Bonds, (MBIA Insured), Series 1999
5.100% due 06/15/2007	150	169
Nassau County, New York Tobacco Settlement Corp. Revenue Bonds, Series 1999
5.250% due 07/15/2011	150	153
New York City, New York General Obligation Bonds, (FSA Insured), Series 1994
1.750% due 08/01/2023 (a)	200	200
New York City, New York General Obligation Bonds, (MBIA Insured), Series 1994
1.800% due 08/15/2003 (a)	70	70
New York City, New York Individual Development Agency Civic Facility Revenue Bonds, Series 2002
6.450% due 07/01/2032	250	253
New York City, New York Individual Development Agency Special Facilities Revenue Bonds, Series 1998
5.250% due 12/01/2032	150	89
New York City, New York Individual Development Revenue Bonds, Series 1997
5.650% due 10/01/2028	150	152
New York City, New York Industrial Development Agency Pipeline Airport Facility Revenue Bonds, Series 2001
5.500% due 07/01/2028	250	240
New York City, New York Transitional Finance Authority Revenue Bonds, Series 2002
5.250% due 02/01/2029	1,000	1,125
New York City, New York Water & Sewer System Revenue Bonds, (Bank of New York Insured), Series 2002
1.750% due 06/15/2018 (a)	200	200
New York State Dormitory Authority Revenue Bonds, (FSA Insured), Series 1998
4.750% due 07/01/2008	150	166
New York State Dormitory Authority Revenue Bonds, (MBIA Insured), Series 2000
7.910% due 08/15/2022 (a)	250	256
New York State Dormitory Authority Revenue Bonds, Series 2000
6.000% due 07/01/2010	150	165
New York State Dormitory Authority Revenue Bonds, Series 2001
5.500% due 07/01/2030	200	207
New York State Dormitory Authority Revenue Bonds, Series 2002
6.000% due 11/15/2029	400	471
New York State General Obligation Bonds, Series 1997-D
5.250% due 08/01/2021	100	104
New York State Housing Finance Agency Revenue Bonds, (FNMA Insured), Series 1997
1.600% due 11/15/2019 (a)	450	450
New York State Local Government Assistance Corporate Revenue Bonds, (Landesbank Hessen & Societe Generale Insured), Series 1995
1.700% due 04/01/2025 (a)	100	100
New York State Local Government Assistance Corporate Revenue Bonds, (MBIA Insured), Series 1997-B
5.125% due 04/01/2013	150	164
New York State Power Authority Revenue & General Purpose Bonds, Series 1972-E
5.500% due 01/01/2010	115	129
New York State Triborough Bridge and Tunnel Authority Revenue Bonds, (FGIC Insured), Series 2001
5.000% due 01/01/2032	400	411
New York State Urban Development Corporate Revenue Bonds, Series 1999
5.000% due 01/01/2005	150	160
Oneida County, New York Individual Development Agency Revenue Bonds, (MBIA Insured), Series 2002
1.700% due 09/15/2032 (a)	420	420
Rockland County, New York Solid Waste Management Authority Revenue Bonds, Series 1999-A
4.800% due 12/15/2005	145	156
Schenectady, New York Industrial Development Agency Civic Facility Revenue Bonds, Series 2001
5.500% due 07/01/2016	500	574
Troy, New York Industrial Development Agency Civic Facility Revenue Bonds, Series 2002
5.500% due 09/01/2015	500	573
TSASC Inc. Revenue Bonds, Series 1999
5.400% due 07/15/2012	300	321
TSASC Inc. Revenue Bonds, Series 2002
5.000% due 07/15/2014	500	514

		8,164

Puerto Rico 1.0%
Childrens Trust Fund Tobacco Settlement Revenue Bonds, Series 2000
6.000% due 07/01/2026	100	106

Total Municipal Bonds & Notes (Cost $8,676)		9,022

28	PIMCO Funds Semi-Annual Report I 09.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

SHORT-TERM INSTRUMENTS 7.7%
Money Market Fund 7.2%
Reich & Tang New York Money Market
1.100% due 10/01/2002	527	527
SSgA Tax Free Money Market
1.250% due 10/01/2002	244	244

		771

U.S. Treasury Bills 0.5%
1.603% due 11/14/2002-11/29/2002 (b)	50	50

Total Short-Term Instruments (Cost $ 821)		821

Total Investments 92.8% (Cost $ 9,497)		$9,843
Other Assets and Liabilities (Net) 7.2%		764

Net Assets 100.0%		$10,607

Notes to Schedule of Investments (amounts in thousands)

(a)	Variable rate security. The rate listed is as of September 30, 2002.
(b)	Securities are grouped by coupon or range of coupons and represent a range of maturities.

See accompanying notes I 09.30.02 I PIMCO Funds Semi-Annual Report	29

Schedule of Investments
Short Duration Municipal Income Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

MUNICIPAL BONDS & NOTES 92.5%
Alaska 1.3%
Valdez, Alaska Marine Terminal Revenue Bonds, Series 1985
1.800% due 10/01/2025 (a)	$500	$500
Valdez, Alaska Marine Terminal Revenue Bonds, Series 1993
1.800% due 12/01/2033 (a)	2,000	2,000

		2,500

Arizona 1.7%
Arizona State Transportation Board of Excise Tax Revenue Bonds, Series 2002
5.000% due 12/15/2005	3,000	3,293

California 2.2%
California Statewide Communities Development Authority Revenue Bonds, Series 2002
3.700% due 11/01/2029	1,000	1,027
East Bay, California Municipal Utility District Water System Revenue Bonds, (MBIA Insured), Series 1993
5.200% due 06/01/2008	1,000	1,046
Sacramento, California Municipal Utility District Revenue Bonds, (FSA Insured), Series 1993
1.670% due 11/15/2006	2,000	2,134

		4,207

Colorado 5.8%
Arapahoe County, Colorado Capital Improvement Highway Revenue Bonds, Series 1986
0.000% due 08/31/2026	2,000	394
Arapahoe County, Colorado Capital Trust Fund Highway Revenue Bonds, (MBIA Insured), Series 1986
6.150% due 08/31/2026	3,000	3,464
Colorado Health Facilities Authority Revenue Bonds, (KBC Bank NV Insured), Series 2000
1.750% due 03/01/2025 (a)	700	700
Colorado Regional Transportation District Sales Tax Revenue Bonds, (AMBAC Insured), Series 2002
5.000% due 11/01/2005	4,210	4,608
Denver, Colorado City & County General Obligation Bonds, Series 1998
5.250% due 08/01/2004	350	373
Denver, Colorado Health & Hospital Revenue Bonds, Series 1998-A
5.000% due 12/01/2002	500	502
Smith Creek, Colorado Metropolitan District, (Bank of America Insured), Series 1997
1.750% due 10/01/2035 (a)	500	500
South Metro, Colorado Fire Rescue Finance Corporate Certificate of Participation Bonds, Series 2002
2.750% due 12/01/2004	695	712

		11,253

Connecticut 2.1%
Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2001
1.800% due 07/01/2036 (a)	4,000	4,000

Florida 6.0%
Collier County, Florida Multi-Family Housing Finance Authority Revenue Bonds, (LIQ FAC-Fannie Mae Insured), Series 2002
4.600% due 08/15/2011	665	709
Florida State Board of Education General Obligation Bonds, Series 2002
5.375% due 01/01/2010	3,000	3,419
Gulf Breeze Florida Revenue Bonds, (MBIA Insured), Series 1997
4.840% due 12/01/2017 (a)	500	483
Hillsborough County, Florida Utility Revenue Bonds, Series 1978
6.200% due 12/01/2008	505	562
Jacksonville, Florida Electric Authority Revenue Bonds, Series 2000
1.900% due 10/01/2010 (a)	1,000	1,000
Orange County, Florida School Board Certificate of Participation Bonds, (AMBAC Insured), Series 2000
1.800% due 08/01/2025 (a)	500	500
Orlando, Florida Waste Water System Revenue Bonds, Series 1997-A
4.143% due 10/01/2015 (a)	750	752
Palm Beach County, Florida Health Facilities Authority Revenue Bonds, (MBIA-IBC Insured), Series 1993
6.300% due 10/01/2022	500	534
St. John’s River Power Park Revenue Bonds, Series 2002
5.000% due 10/01/2005	3,325	3,621

		11,580

Georgia 2.7%
Coweta County, Georgia School District General Obligation Bonds, (State Aid Witholding Insured), Series 2002
3.250% due 08/01/2004	560	577
Georgia State General Obligation Bonds, Series 1994
6.750% due 12/01/2006	3,890	4,600

		5,177

Illinois 10.3%
Chicago, Illinois Board of Education Certificate Participation Bonds, (MBIA Insured), Series 1992
6.250% due 01/01/2011	3,000	3,615
Chicago, Illinois General Obligation Bonds, (AMBAC Insured), Series 2002
4.000% due 01/01/2005	1,000	1,047
Chicago, Illinois Public Building Community Revenue Bonds, (FGIC Government of Board Insured), Series 1999
5.500% due 02/01/2006	1,000	1,105
Cook County, Illinois General Obligation Bonds, (FGIC Insured), Series 1996
5.875% due 11/15/2022	1,000	1,156
Cook County, Illinois High School District No. 205, (FSA Insured), Series 2002
0.000% due 12/01/2004	2,600	2,489
0.000% due 06/01/2005	500	470

30	PIMCO Funds Semi-Annual Report I 09.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

Illinois Educational Facilities Authority Revenue Bonds, Series 1993
6.520% due 07/01/2012 (a)	$300	$319
Illinois Health Facilities Authority Revenue Bonds, Series 1977
6.700% due 10/01/2005	480	514
Illinois Health Facilities Authority Revenue Bonds, Series 1978
6.250% due 07/01/2006	355	387
Illinois Healthy Facilities Authority Revenue Bonds, Series 1995
1.850% due 08/15/2025 (a)	1,000	1,000
Illinois Metropolitan Pier & Exposition Dedicated State Tax Revenue Bonds, (AMBAC Insured), Series 1996
6.000% due 12/15/2006	3,740	4,286
Illinois State General Obligation Bonds, (MBIA Insured), Series 1995
5.750% due 02/01/2008	300	333
Illinois State General Obligation Bonds, (MBIA Insured), Series 2000
5.500% due 12/01/2007	1,800	2,057
Lake County, Illinois Community High School District No. 127, (FGIC Insured), Series 2002
9.000% due 02/01/2005	1,000	1,160

		19,938

Iowa 0.1%
Iowa Hospital Facilities Financing Authority Revenue Bonds, (AMBAC Insured), Series 1992
5.900% due 11/15/2004	105	115

Kansas 0.3%
Burlington, Kansas Pollution Control Revenue Bonds, (MBIA Insured), Series 1991
7.000% due 06/01/2031	500	512

Maine 0.1%
Eastport, Maine Industrial Development Revenue Bonds, (Wachovia Bank Insured), Series 1989
5.100% due 11/15/2003	300	301

Maryland 2.9%
Maryland State General Obligation Bonds, Series 2002
5.000% due 02/01/2007	5,000	5,536

Massachusetts 4.4%
Massachusetts Housing Finance Agency Revenue Bonds, (AMBAC Insured), Series 1993
5.950% due 10/01/2008	250	260
Massachusetts Municipal Wholesale Electric Company Power Supply System Revenue Bonds, (AMBAC Insured), Series 1993
5.450% due 07/01/2018	3,200	3,345
Massachusetts State General Obligation Bonds, (FGIC Government of Commonwealth Insured), Series 2002
5.500% due 11/01/2014	2,000	2,352
Massachusetts State General Obligation Bonds, Series 1998
5.250% due 04/01/2011	1,000	1,141
Massachusetts State General Obligation Bonds, Series 2001
5.250% due 12/01/2007	1,000	1,134
Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series 1999
1.850% due 07/01/2039 (a)	400	400

		8,632

Michigan 6.4%
Detroit, Michigan General Obligation Bonds, (MBIA Insured), Series 2002
5.000% due 04/01/2006	4,000	4,383
Kalamazoo, Michigan Hospital Financing Authority Revenue Bonds, Series 1977
6.750% due 04/01/2003	210	216
Michigan State Comprehensive Transportation Revenue Bonds, (FSA Insured), Series 2002
5.000% due 05/15/2005	2,000	2,163
Michigan State Hospital Financing Authority Revenue Bonds, Series 1992
5.750% due 09/01/2017	260	263
Michigan State Strategic Fund Ltd. Obligation Revenue Bonds, (Michigan National Bank Insured), Series 1997
1.700% due 11/01/2027 (a)	500	500
Michigan State Strategic Funding Ltd. Obligation Revenue Bonds, Series 1991
7.100% due 02/01/2006	2,500	2,778
Michigan State University Revenue Bonds, Series 2002
1.800% due 08/15/2032 (a)	1,200	1,200
Milan, Michigan Area Schools General Obligation Bonds, Series 2002
1.500% due 05/01/2030 (a)	1,000	1,000

		12,503

Missouri 1.6%
Missouri Financial Board of Development of Cultural Facilities Revenue Bonds, Series 2001
1.850% due 12/01/2031 (a)	2,000	2,000
Missouri State Health & Educational Facilities Authority Revenue Bonds, (SPA-JP Morgan Chase & Co. Insured), Series 1996
1.850% due 09/01/2030 (a)	1,000	1,000
Missouri State Housing Development Community Mortgage Revenue Bonds, (GNMA/FNMA Insured), Series 1996
7.100% due 09/01/2027	120	127

		3,127

Nevada 0.3%
Clark County, Nevada Improvement District Special Assessment, Series 2001
2.000% due 02/01/2021 (a)	600	600

New Jersey 6.4%
New Jersey Economic Development Authority Revenue Bonds, Series 1998
6.375% due 04/01/2018	500	627
6.375% due 04/01/2031	1,000	1,254

See accompanying notes I 09.30.02 I PIMCO Funds Semi-Annual Report	31

Schedule of Investments (Cont.)
Short Duration Municipal Income Fund
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series 1999
5.500% due 06/15/2008	$5,000	$5,732
5.625% due 06/15/2013	3,000	3,553
New Jersey Wasterwater Treatment Trust Revenue Bonds, (MBIA Insured), Series 1997
7.000% due 05/15/2009	1,020	1,261

		12,427

New Mexico 0.6%
New Mexico State Severance Special Tax, Series 2001
5.000% due 07/01/2007	1,000	1,112

New York 10.5%
New York City, New York Transitional Finance Authority Revenue Bonds, Series 2002
5.250% due 02/01/2029	2,000	2,251
New York State Dormitory Authority Revenue Bonds, Series 2002
6.000% due 11/15/2029	800	941
New York State Thruway Authority Revenue Bonds, (MBIA Insured), Series 2002
5.250% due 04/01/2007	3,000	3,355
New York State Thruway Service Contract Revenue Bonds, Series 2002
5.250% due 04/01/2010	3,000	3,390
New York State Urban Development Revenue Bonds, (FSA Insured), Series 1994
6.500% due 01/01/2011	4,000	4,920
New York, New York General Obligation Bonds, Series 2002
5.750% due 08/01/2014	1,425	1,626
TSASC Inc. Revenue Bonds, Series 1999
5.400% due 07/15/2012	1,700	1,821
TSASC Inc. Revenue Bonds, Series 2002
5.000% due 07/15/2014	2,000	2,056

		20,360

North Carolina 1.1%
North Carolina Eastern Municipal Power Agency Power Systems Revenue Bonds, Series 1993
7.000% due 01/01/2008	1,000	1,162
North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue Bonds, (MBIA Insured), Series 1993
7.920% due 01/01/2020 (a)	1,000	1,059

		2,221

Oklahoma 0.2%
Tulsa, Oklahoma Apartments Improvement Trust General Revenue Bonds, (FGIC Insured), Series 1978
6.400% due 06/01/2006	320	351

Pennsylvania 0.1%
Deer Lakes, Pennsylvania School District, (MBIA State Aid Witholding Insured), Series 1995
6.000% due 01/15/2006	150	158

Puerto Rico 2.7%
Childrens Trust Fund Tobacco Settlement Revenue Bonds, Series 2000
5.750% due 07/01/2010	250	276
Puerto Rico Commonwealth Revenue Notes, Series 2003
2.500% due 07/30/2003	5,000	5,042

		5,318

Tennessee 3.1%
Metropolitan Government of Nashville & Davidson County Tennessee General Obligation Bonds, Series 1993
5.250% due 05/15/2006	3,000	3,324
Nashville & Davidson County, Tennessee Health & Educational Facilities Revenue Bonds, Series 1977
6.100% due 07/01/2010	465	529
Shelby County, Tennessee General Obligation Bonds, Series 2001
4.500% due 11/01/2004	2,000	2,116

		5,969

Texas 8.4%
Dallas, Texas General Obligation Bonds, Series 2001
3.000% due 08/15/2004	300	308
Denton, Texas Utility System Revenue Bonds, (FSA Insured), Series 2002
4.250% due 12/01/2004	800	845
Harris County, Texas Flood Control General Obligation Bonds, Series 2002
3.200% due 10/01/2006	940	975
Harris County, Texas Health Facilities Development Hospital Revenue Bonds, (Morgan Guaranty Trust Insured), Series 1994
1.850% due 12/01/2025 (a)	700	700
Harris County, Texas Health Facilities Development Revenue Bonds, (MBIA Insured), Series 1999
1.850% due 10/01/2029 (a)	55	55
Harris County, Texas Municipal Utility District No. 203, (MBIA Insured), Series 1990
0.000% due 09/01/2015	285	127
Houston, Texas Water Conveyance System Certificates of Participation Bonds, (AMBAC Insured), Series 1993
6.125% due 12/15/2009	1,000	1,199
6.800% due 12/15/2011	3,000	3,816
Hurst Euless Bedford, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 1994
6.500% due 08/15/2024	1,000	1,080
Laredo, Texas General Obligation Bonds, (FGIC Insured), Series 1996
5.250% due 02/15/2009	400	438
Odessa, Texas Junior College District Revenue Bonds, Series 1995
8.125% due 12/01/2018	270	318
Sabine River, Texas Pollution Control Authority Revenue Bonds, Series 2001
4.000% due 05/01/2028	500	506
San Antonio, Texas Airport System Revenue Bonds, (AMBAC Insured), Series 1991
7.375% due 07/01/2012	425	452

32	PIMCO Funds Semi-Annual Report I 09.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

Southeast Texas Hospital Financing Agency Revenue Bonds, Series 1979
7.500% due 12/01/2009	$1,030	$1,198
Texas State General Obligation Bonds, Series 2002
5.250% due 08/01/2010	1,050	1,192
Texas State Turnpike Systems Authority Revenue Bonds, Series 2002
5.000% due 06/01/2007	2,000	2,211
Texas State Water Financial Assistance, Series 2002
5.000% due 08/01/2009	685	766

		16,186

Utah 0.9%
Utah Sales Tax Transportation Authority Revenue Bonds, Series 2002
1.650% due 09/01/2032 (a)	1,000	1,000
Utah Water Financing Agency Revenue Bonds, (AMBAC Insured), Series 2002
4.000% due 07/01/2004	425	442
Utah Water Financing Agency Revenue Bonds, (AMBAC Insured), Series 2002
3.500% due 07/01/2005	300	313

		1,755

Virginia 0.8%
Virginia Polytechnic Institute & State University Revenue Bonds, Series 1996
5.400% due 06/01/2012	1,400	1,525

Washington 1.8%
Washington State Public Power Supply System & Nuclear Project No. 1 Revenue Bonds, (AMBAC Insured), Series 1996
6.000% due 07/01/2007	1,000	1,148
Washington State Public Power Supply System & Nuclear Project No. 2 Revenue Bonds, (MBIA-IBC Insured), Series 1993
5.500% due 07/01/2006	2,100	2,341

		3,489

West Virginia 0.1%
Kanawha County, West Virginia Residential Mortgage Revenue Bonds, (FGIC Insured), Series 1979
7.375% due 09/01/2010	160	192

Wisconsin 7.6%
Badger Tobacco Asset Securitization Corporation Revenue Bonds, Series 2002
5.000% due 06/01/2008	2,240	2,345
5.500% due 06/01/2005	5,635	6,030
Marshfield, Wisconsin Hospital Facilities Revenue Bonds, Series 1978
6.625% due 04/01/2006	705	765
South Milwaukee, Wisconsin School District General Obligation Bonds, (FGIC Insured), Series 2002
3.000% due 04/01/2007	275	281
3.750% due 04/01/2009	240	250
South Milwaukee, Wisconsin School District, (FGIC Insured), Series 2002
3.750% due 04/01/2010	275	284
Two Rivers, Wisconsin Public School District General Obligation Bonds, (FSA Insured), Series 2002
4.250% due 03/01/2013	1,255	1,322
Wisconsin Housing and Economic Development Revenue Bonds, (MBIA Government of Authority Insured), Series 2002
4.500% due 05/01/2010	1,095	1,146
Wisconsin State Clean Water Revenue Bonds, Series 1998
5.500% due 06/01/2014	2,000	2,338

		14,761

Total Municipal Bonds & Notes (Cost $174,604)		179,098

SHORT-TERM INSTRUMENTS 6.6%
Money Market Fund 6.0%
Reich & Tang New York Money Market
1.090% due 10/01/2002	2,111	2,111
SSgA Tax Free Money Market
1.250% due 10/01/2002	9,439	9,439

		11,550

U.S. Treasury Bills 0.6%
1.574% due 11/14/2002-11/29/2002 (b)(c)	1,255	1,252

Total Short-Term Instruments (Cost $12,802)		12,802

Total Investments 99.1% (Cost $187,406)		$191,900
Other Assets and Liabilities (Net) 0.9%		1,776

Net Assets 100.0%		$193,676

Notes to Schedule of Investments (amounts in thousands):

(a)	Variable rate security. The rate listed is as of September 30, 2002.

(b)	Securities with an aggregate market value of $1,252 have been segregated with the custodian to cover margin requirements for the following open futures contracts at September 30, 2002:

Type	# of Contracts	Unrealized (Depreciation)

U.S. Treasury 5 Year Note (12/2002)	320	$(906)
U.S. Treasury 10 Year Note (12/2002)	280	(784)

		$(1,690)

(c)	Securities are grouped by coupon or range of coupons and represent a range of maturities.

See accompanying notes I 09.30.02 I PIMCO Funds Semi-Annual Report	33

PIMCO Financial Highlights A, B, and C Classes

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
California Intermediate Municipal Bond Fund
Class A
09/30/2002+	$10.16	$0.20	(a)	$0.38	(a)	$0.58	$(0.21)	$0.00

03/31/2002	10.60	0.46	(a)	(0.07	)(a)	0.39	(0.43)	(0.40)

03/31/2001	10.05	0.43	(a)	0.57	(a)	1.00	(0.42)	(0.03)

10/19/1999—03/31/2000	9.94	0.18	(a)	0.12	(a)	0.30	(0.17)	(0.02)

California Municipal Bond Fund
Class A
09/30/2002+	$10.02	$0.22	(a)	$0.59	(a)	$0.81	$(0.21)	$0.00

03/31/2002	10.35	0.32	(a)	0.08	(a)	0.40	(0.34)	(0.39)

07/31/2000—03/31/2001	10.35	0.27	(a)	0.46	(a)	0.73	(0.30)	(0.43)

Municipal Bond Fund
Class A
09/30/2002+	$10.03	$0.21	(a)	$0.43	(a)	$0.64	$(0.21)	$0.00

03/31/2002	10.02	0.47	(a)	0.12	(a)	0.59	(0.47)	(0.11)

03/31/2001	9.47	0.44	(a)	0.55	(a)	0.99	(0.44)	0.00

03/31/2000	10.12	0.43	(a)	(0.65	)(a)	(0.22)	(0.43)	0.00

03/31/1999	9.97	0.41	(a)	0.15	(a)	0.56	(0.41)	0.00

Class B
09/30/2002+	10.03	0.17	(a)	0.43	(a)	0.60	(0.17)	0.00

03/31/2002	10.02	0.39	(a)	0.12	(a)	0.51	(0.39)	(0.11)

03/31/2001	9.47	0.37	(a)	0.55	(a)	0.92	(0.37)	0.00

03/31/2000	10.12	0.36	(a)	(0.65	)(a)	(0.29)	(0.36)	0.00

03/31/1999	9.97	0.34	(a)	0.14	(a)	0.48	(0.33)	0.00

Class C
09/30/2002+	10.03	0.18	(a)	0.44	(a)	0.62	(0.19)	0.00

03/31/2002	10.02	0.42	(a)	0.12	(a)	0.54	(0.42)	(0.11)

03/31/2001	9.47	0.39	(a)	0.55	(a)	0.94	(0.39)	0.00

03/31/2000	10.12	0.38	(a)	(0.65	)(a)	(0.27)	(0.38)	0.00

03/31/1999	9.97	0.36	(a)	0.15	(a)	0.51	(0.36)	0.00

New York Municipal Bond Fund
Class A
09/30/2002+	$10.35	$0.19	(a)	$0.60	(a)	$0.79	$(0.21)	$0.00

03/31/2002	10.64	0.44	(a)	0.18	(a)	0.62	(0.45)	(0.46)

03/31/2001	9.94	0.43	(a)	0.77	(a)	1.20	(0.41)	(0.09)

10/19/1999—03/31/2000	9.90	0.16	(a)	0.07	(a)	0.23	(0.17)	(0.02)

Short Duration Municipal Income Fund
Class A
09/30/2002+	$10.17	$0.11	(a)	$0.05	(a)	$0.16	$(0.11)	$0.00

Class C
09/30/2002+	10.17	0.11	(a)	0.04	(a)	0.15	(0.10)	0.00

34	PIMCO Funds Semi-Annual Report I 09.30.02 I See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
California Intermediate Municipal Bond Fund
Class A
09/30/2002+	$(0.21)	$10.53	5.76%	$51,018	0.85	%*	3.88	%*	41%

03/31/2002	(0.83)	10.16	3.76	22,828	0.86	(b)	4.39		94

03/31/2001	(0.45)	10.60	10.19	29,035	0.86	(b)	4.19		257

10/19/1999—03/31/2000	(0.19)	10.05	2.94	1,793	0.85	*(c)	3.96	*	357

California Municipal Bond Fund
Class A
09/30/2002+	$(0.21)	$10.62	8.15%	$6,547	0.85	%*	4.24	%*	47%

03/31/2002	(0.73)	10.02	3.81	2,037	0.87	(b)	3.10		164

07/31/2000—03/31/2001	(0.73)	10.35	7.72	706	0.85	*(d)	3.89	*	338

Municipal Bond Fund
Class A
09/30/2002+	$(0.21)	$10.46	6.46%	$59,274	0.85	%*	3.97	%*	89%

03/31/2002	(0.58)	10.03	5.94	21,295	0.85		4.60		231

03/31/2001	(0.44)	10.02	10.74	11,381	0.85		4.52		306

03/31/2000	(0.43)	9.47	(2.16)	8,666	0.85		4.44		145

03/31/1999	(0.41)	10.12	5.67	7,020	0.86	(b)	4.10		70

Class B
09/30/2002+	(0.17)	10.46	6.06	36,072	1.60	*	3.29	*	89

03/31/2002	(0.50)	10.03	5.15	18,535	1.60		3.85		231

03/31/2001	(0.37)	10.02	9.92	8,513	1.60		3.79		306

03/31/2000	(0.36)	9.47	(2.89)	5,314	1.60		3.69		145

03/31/1999	(0.33)	10.12	4.88	6,070	1.61	(e)	3.33		70

Class C
09/30/2002+	(0.19)	10.46	6.19	85,233	1.35	*	3.56	*	89

03/31/2002	(0.53)	10.03	5.42	48,265	1.35		4.10		231

03/31/2001	(0.39)	10.02	10.20	30,539	1.35		4.06		306

03/31/2000	(0.38)	9.47	(2.64)	28,674	1.35		3.94		145

03/31/1999	(0.36)	10.12	5.13	37,913	1.35		3.60		70

New York Municipal Bond Fund
Class A
09/30/2002+	$(0.21)	$10.93	7.73%	$7,527	0.86	%*(b)	3.60	%*	106%

03/31/2002	(0.91)	10.35	6.09	2,210	0.87	(b)	4.22		204

03/31/2001	(0.50)	10.64	12.38	186	0.86	(b)	4.15		973

10/19/1999—03/31/2000	(0.19)	9.94	2.30	10	0.89	*(b)(f)	3.68	*	270

Short Duration Municipal Income Fund
Class A
09/30/2002+	$(0.11)	$10.22	1.55%	$109,885	0.80	%*	2.13	%*	103%

Class C
09/30/2002+	(0.10)	10.22	1.40	18,472	1.10	*	1.91	*	103

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expenses is 0.85%.
(c)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 1.63%.
(d)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 2.43%.
(e)	Ratio of expenses to average net assets excluding interest expense is 1.60%.
(f)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 1.88%.

See accompanying notes I 9.30.02 I PIMCO Funds Semi-Annual Report	35

PIMCO Statements of Assets and Liabilities A, B, and C Classes
September 30, 2002 (Unaudited)

Amounts in thousands, except per share amounts	California Intermediate Municipal Bond Fund	California Municipal Bond Fund	Municipal Bond Fund	New York Municipal Bond Fund	Short Duration Municipal Income Fund
Assets:
Investments, at value	$160,754	$22,107	$350,672	$9,843	$191,900
Cash	0	1	0	0	0
Receivable for investments sold	6,445	2,530	21,782	1,020	1,001
Receivable for Fund shares sold	1,237	77	4,922	215	7,316
Interest and dividends receivable	2,045	212	4,777	72	2,084

	170,481	24,927	382,153	11,150	202,301

Liabilities:
Payable for investments purchased	$3,370	$3,840	$21,757	$520	$5,042
Due to Custodian	1,487	0	16	10	2,470
Payable for Fund shares redeemed	21	0	481	0	594
Dividends payable	72	2	286	8	42
Accrued investment advisory fee	31	4	67	2	27
Accrued administration fee	32	4	81	2	40
Accrued distribution fee	0	1	64	0	4
Accrued servicing fee	10	1	38	1	23
Variation margin payable	65	0	235	0	380
Recoupment payable to Manager	7	1	0	0	3

	5,095	3,853	23,025	543	8,625

Net Assets	$165,386	$21,074	$359,128	$10,607	$193,676

Net Assets Consist of:
Paid in capital	$157,449	$20,157	$346,294	$10,129	$193,396
Undistributed (overdistributed) net investment income	636	8	583	(8)	3
Accumulated undistributed net realized gain (loss)	(1,472)	(19)	(6,129)	140	(2,527)
Net unrealized appreciation	8,773	928	18,380	346	2,804

	$165,386	$21,074	$359,128	$10,607	$193,676

Net Assets:
Class A	$51,018	$6,547	$59,274	$7,527	$109,885
Class B	0	0	36,072	0	0
Class C	0	0	85,233	0	18,472
Other Classes	114,368	14,527	178,549	3,080	65,319

Shares Issued and Outstanding:
Class A	4,845	616	5,667	689	10,749
Class B	0	0	3,449	0	0
Class C	0	0	8,149	0	1,807

Net Asset Value and Redemption Price* Per Share
(Net Assets Per Share Outstanding)
Class A	$10.53	$10.62	$10.46	$10.93	$10.22
Class B	0.00	0.00	10.46	0.00	0.00
Class C	0.00	0.00	10.46	0.00	10.22

Cost of Investments Owned	$151,558	$21,177	$330,775	$9,497	$187,406

*With respect to the Retail Classes, the redemption price varies by the length of time the shares are held.

36	PIMCO Funds Semi-Annual Report I 09.30.02 I See accompanying notes

PIMCO Statements of Operations A, B, and C Classes

For the period ended September 30, 2002 (Unaudited)

Amounts in thousands	California Intermediate Municipal Bond Fund	California Municipal Bond Fund	Municipal Bond Fund	New York Municipal Bond Fund	Short Duration Municipal Income Fund
Investment Income:
Interest	$3,358	$351	$6,621	$154	$1,671
Miscellaneous income	0	0	1	0	1

Total Income	3,358	351	6,622	154	1,672

Expenses:
Investment advisory fees	173	18	336	8	113
Administration fees	178	18	403	11	163
Distribution fees—Class B	0	0	97	0	0
Distribution fees—Class C	0	0	163	0	12
Servicing fees—Class A	46	4	48	5	74
Servicing fees—Class B	0	0	32	0	0
Servicing fees—Class C	0	0	82	0	10
Distribution and/or servicing fees—Other Classes	6	1	87	0	3
Interest expense	2	2	0	0	0
Miscellaneous expense	4	0	0	0	3

Total Expenses	409	43	1,248	24	378

Net Investment Income	2,949	308	5,374	130	1,294

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	(48)	201	240	170	(61)
Net realized gain (loss) on futures contracts, written options and swaps	(1,555)	(3)	(6,457)	66	(2,464)
Net change in unrealized appreciation on investments	7,243	772	18,890	227	4,282
Net change in unrealized (depreciation) on futures contracts,
written options and swaps	(715)	(37)	(1,959)	(95)	(1,690)

Net Gain	4,925	933	10,714	368	67

Net Increase in Assets Resulting from Operations	$7,874	$1,241	$16,088	$498	$1,361

See accompanying notes I 09.30.02 I PIMCO Funds Semi-Annual Report	37

PIMCO Statements of Changes in Net Assets A, B, and C Classes

Amounts in thousands	California Intermediate Municipal Bond Fund		California Municipal Bond Fund
Increase (Decrease) in Net Assets from:	Six Months Ended September 30, 2002	Year Ended March 31, 2002	Six Months Ended September 30, 2002	Year Ended March 31, 2002
	(Unaudited)		(Unaudited)
Operations:
Net investment income	$2,949	$4,536	$308	$566
Net realized gain (loss)	(1,603)	2,479	198	213
Net change in unrealized appreciation (depreciation)	6,528	(2,953)	735	(235)

Net increase resulting from operations	7,874	4,062	1,241	544

Distributions to Shareholders:
From net investment income
Class A	(724)	(865)	(65)	(87)
Class B	0	0	0	0
Class C	0	0	0	0
Other Classes	(2,225)	(3,370)	(242)	(447)
From net realized capital gains
Class A	0	(462)	0	(233)
Class B	0	0	0	0
Class C	0	0	0	0
Other Classes	0	(2,591)	0	(385)

Total Distributions	(2,949)	(7,288)	(307)	(1,152)

Fund Share Transactions:
Receipts for shares sold
Class A	32,639	22,828	4,805	7,047
Class B	0	0	0	0
Class C	0	0	0	0
Other Classes	34,712	58,792	3,891	8,220
Issued as reinvestment of distributions
Class A	459	1,088	51	274
Class B	0	0	0	0
Class C	0	0	0	0
Other Classes	2,050	5,831	248	836
Cost of shares redeemed
Class A	(6,240)	(29,857)	(571)	(5,637)
Class B	0	0	0	0
Class C	0	0	0	0
Other Classes	(12,699)	(64,380)	(2)	(11,071)
Net increase (decrease) resulting from Fund share transactions	50,921	(5,698)	8,422	(331)

Total Increase (Decrease) in Net Assets	55,846	(8,924)	9,356	(939)

Net Assets:
Beginning of period	109,540	118,464	11,718	12,657
End of period*	$165,386	$109,540	$21,074	$11,718

*Including net undistributed (overdistributed) investment income of:	$636	$636	$8	$7

38	PIMCO Funds Semi-Annual Report I 09.30.02 I See accompanying notes

Amounts in thousands	Municipal Bond Fund		New York Municipal Bond Fund		Short Duration Municipal Income Fund
Increase (Decrease) in Net Assets from:	Six Months Ended September 30, 2002	Year Ended March 31, 2002	Six Months Ended September 30, 2002	Year Ended March 31, 2002	Six Months Ended September 30, 2002	Year Ended March 31, 2002
	(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income	$5,374	$4,866	$130	$228	$1,294	$591
Net realized gain (loss)	(6,217)	1,501	236	22	(2,525)	14
Net change in unrealized appreciation (depreciation)	16,931	(979)	132	100	2,592	24

Net increase resulting from operations	16,088	5,388	498	350	1,361	629

Distributions to Shareholders:
From net investment income
Class A	(757)	(730)	(74)	(52)	(622)	0
Class B	(425)	(478)	0	0	0	0
Class C	(1,159)	(1,574)	0	0	(77)	0
Other Classes	(3,003)	(2,114)	(56)	(173)	(583)	(592)
From net realized capital gains
Class A	0	(188)	0	(69)	0	0
Class B	0	(142)	0	0	0	0
Class C	0	(430)	0	0	0	0
Other Classes	0	(446)	0	(157)	0	(54)

Total Distributions	(5,344)	(6,102)	(130)	(451)	(1,282)	(646)

Fund Share Transactions:
Receipts for shares sold
Class A	43,143	30,765	5,124	4,536	130,405	0
Class B	19,416	12,917	0	0	0	0
Class C	37,988	23,936	0	0	23,213	0
Other Classes	120,309	91,914	2,081	581	38,104	22,089
Issued as reinvestment of distributions
Class A	441	502	59	104	506	0
Class B	188	284	0	0	0	0
Class C	657	1,271	0	0	56	0
Other Classes	2,471	2,329	42	301	579	641
Cost of shares redeemed
Class A	(7,079)	(21,197)	(80)	(2,577)	(20,968)	0
Class B	(3,096)	(3,083)	0	0	0	0
Class C	(4,289)	(7,304)	0	0	(4,792)	0
Other Classes	(50,036)	(23,485)	(2,145)	(1,738)	(4,882)	(4,993)
Net increase (decrease) resulting from Fund share transactions	160,113	108,849	5,081	1,207	162,221	17,737

Total Increase (Decrease) in Net Assets	170,857	108,135	5,449	1,106	162,300	17,720

Net Assets:
Beginning of period	188,271	80,136	5,158	4,052	31,376	13,656
End of period*	$359,128	$188,271	$10,607	$5,158	$193,676	$31,376

*Including net undistributed (overdistributed) investment income of:	$583	$553	$(8)	$(8)	$3	$(9)

See accompanying notes I 09.30.02 I PIMCO Funds Semi-Annual Report	39

PIMCO Notes to Financial Statements A, B, and C Classes
September 30, 2002 (Unaudited)

1. Organization
PIMCO Funds: Pacific Investment Management Series (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company. The Trust currently consists of 48 separate investment funds (the “Funds”). The Trust may offer up to six classes of shares: Institutional, Administrative, A, B, C and D. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the A, B and C Classes (the “Retail Classes”) of the Municipal Bonds Funds. Certain detailed financial information for the Institutional, Administrative, A,B,C and D Classes (the “Other Classes”) is provided separately and is available upon request.

2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Effective April 1, 2001, the accounting method relating to the amortization of premiums and discounts changed to the interest method, which did not materially affect the Funds’ financial statements.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, of each Fund are declared on each day the Trust is open for business and are distributed to shareholders monthly. Net realized capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions reflected as a tax basis return of capital in the accompanying Statements of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividends and distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses of each Fund are allocated daily to each class of shares based on the relative value of settled shares. Realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its

40	PIMCO Funds Semi-Annual Report I 09.30.02

taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Financing Transactions. Certain Funds may enter into financing transactions consisting of the sale by the Fund of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Fund sells the security becomes insolvent, a Fund’s right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by a Fund with the proceeds of a financing transaction may not exceed transaction costs.

Futures Contracts. Certain Funds are authorized to enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Funds may be required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Funds. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statements of Assets and Liabilities.

Options Contracts. Certain Funds may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Delayed-Delivery Transactions. Certain Funds may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, a Fund will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security. Forward sales commitments are accounted for by the Fund in the same manner as forward currency contracts discussed above.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted

09.30.02 I PIMCO Funds Semi-Annual Report	41

PIMCO Notes to Financial Statements A, B, and C Classes (Cont.)

September 30, 2002 (Unaudited)

to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive their principal until maturity.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

Restricted Securities. Certain Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

3. Fees, Expenses, and Related Party Transactions
Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO) is a majority-owned subsidiary of Allianz Dresdner Asset Management of America L.P. (formerly PIMCO Advisors L.P.) and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at an annual rate of 0.20% for the Short Duration Municipal Income Fund; and 0.25% for all other Funds.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives from each Fund a monthly administrative fee based on each share class’ average daily net assets. The Administration Fee for the Retail Classes is charged at an annual rate of 0.35% for all the Funds. The Administration Fee for the Institutional and Administrative Classes is charged at the annual rate of 0.19% for the Short Duration Municipal Income Fund; 0.22% for the California Intermediate Municipal Bond, California Municipal Bond and New York Municipal Bond Funds1; and 0.24% for the Municipal Bond Fund2. The Administration Fee for Class D is charged at the annual rate of 0.35% for the California Intermediate Municipal Bond, California Municipal Bond, Municipal Bond, New York Municipal Bond and Short Duration Municipal Income Funds.

[1]	On October 1, 2001, the Funds’ Administrative Fees were reduced by 0.02%, to 0.22% per annum.
[2]	On October 1, 2001, the Fund’s Administrative Fee was reduced by 0.01%, to 0.24% per annum.

Distribution and Servicing Fees. PIMCO Advisors Distributors LLC (“PFD”), is an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse, out of the Administrative Class assets of each Fund offering Administrative Class shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. The effective rate paid to PFD was 0.25% during the current fiscal year.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C and D Classes of the Trust, the Trust compensates PFD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C and D Classes. The Trust paid PFD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Distribution Fee (%)	Servicing Fee (%)

Class A	—	0.25
Class B	0.75	0.25
Class C
Municipal Bond Fund	0.50	0.25
Short Duration Municipal Income Fund	0.30	0.25
Class D	—	0.25

PFD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the Money Market Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of A, B and C Class shares. For the period ended September 30, 2002, PFD received $532,978 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the

42	PIMCO Municipal Bond Funds Semi-Annual Report I 09.30.02

Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above. PIMCO has agreed to waive a portion of Short Duration Municipal Income, California Intermediate Municipal Bond, California Municipal Bond and New York Municipal Bond Funds administrative fees to the extent that the payment of each Fund’s pro rata share of Trustee fees and organizational expenses cause the actual expense ratios to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Inst’l. Class	Admn. Class	Class A	Class B	Class C	Class D

California Intermediate Municipal Bond Fund	0.47%	0.72%	0.85%	—	—	0.85%
California Municipal Bond Fund	0.47%	—	0.85%	—	—	0.85%
New York Municipal Bond Fund	0.47%	—	0.85%	—	—	0.85%
Short Duration Municipal Income Fund	0.39%	—	0.80%	—	1.10%	0.80%

PIMCO may be reimbursed for these waived amounts in future periods. Each unaffiliated Trustee receives an annual retainer of $60,000, plus $3,000 for each Board of Trustees meeting attended in person and $500 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, each committee chair receives an annual retainer of $1,500. These expenses are allocated to the Funds of the Trust according to their respective net assets.

4. Purchases and Sales of Securities
Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2002, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
	Purchases	Sales	Purchases	Sales

California Intermediate Municipal Bond Fund	$9,556	$19,089	$73,589	$37,256
California Municipal Bond Fund	0	112	15,270	7,594
Municipal Bond Fund	15,768	31,496	339,219	213,596
New York Municipal Bond Fund	0	0	12,980	8,945
Short Duration Municipal Income Fund	0	0	264,983	118,077

5. Federal Income Tax Matters
At September 30, 2002, the net unrealized appreciation (depreciation) of investments securities for federal income tax purposes were as follows (amounts in thousands):

	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation

California Intermediate Municipal Bond Fund	$9,323	$(127)	$9,196
California Municipal Bond Fund	982	(52)	930
Municipal Bond Fund	21,657	(1,760)	19,897
New York Municipal Bond Fund	389	(43)	346
Short Duration Municipal Income Fund	4,548	(54)	4,494

09.30.02 I PIMCO Funds Semi-Annual Report	43

PIMCO Notes to Financial Statements A, B, and C Classes (Cont.)
September 30, 2002 (Unaudited)

6. Shares of Beneficial Interest
The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	California Intermediate Municipal Bond Fund				California Municipal Bond Fund				Municipal Bond Fund
	Period Ended 09/30/2002		Year Ended 03/31/2002		Period Ended 09/30/2002		Year Ended 03/31/2002		Period Ended 09/30/2002		Year Ended 03/31/2002
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Class A	3,154	$32,639	2,190	$22,828	463	$4,805	662	$7,047	4,189	$43,143	3,035	$30,765
Class B	0	0	0	0	0	0	0	0	1,886	19,416	1,274	12,917
Class C	0	0	0	0	0	0	0	0	3,690	37,988	2,360	23,936
Other Classes	3,356	34,712	5,617	58,792	377	3,891	796	8,220	11,686	120,309	9,110	91,914

Issued as reinvestment of distributions
Class A	44	459	104	1,088	5	51	27	274	43	441	50	502
Class B	0	0	0	0	0	0	0	0	18	188	28	284
Class C	0	0	0	0	0	0	0	0	64	657	126	1,271
Other Classes	197	2,050	563	5,831	24	248	81	836	240	2,471	231	2,329

Cost of shares redeemed
Class A	(600)	(6,240)	(2,787)	(29,857)	(55)	(571)	(554)	(5,637)	(687)	(7,079)	(2,099)	(21,197)
Class B	0	0	0	0	0	0	0	0	(302)	(3,096)	(305)	(3,083)
Class C	0	0	0	0	0	0	0	0	(416)	(4,289)	(723)	(7,304)
Other Classes	(1,227)	(12,699)	(6,083)	(64,380)	0	(2)	(1,066)	(11,071)	(4,841)	(50,036)	(2,320)	(23,485)

Net increase (decrease) resulting from Fund
share transactions	4,924	$50,921	(396)	$(5,698)	814	$8,422	(54)	$(331)	15,570	$160,113	10,767	$108,849

	New York Municipal Bond Fund				Short Duration Municipal Income Fund
	Period Ended 09/30/2002		Year Ended 03/31/2002		Period Ended 09/30/2002		Year Ended 03/31/2002
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Class A	478	$5,124	435	$4,536	12,749	$130,405	0	$0
Class B	0	0	0	0	0	0	0	0
Class C	0	0	0	0	2,269	23,213	0	0
Other Classes	195	2,081	54	581	3,725	38,104	2,168	22,089

Issued as reinvestment of distributions
Class A	5	59	10	104	49	506	0	0
Class B	0	0	0	0	0	0	0	0
Class C	0	0	0	0	6	56	0	0
Other Classes	4	42	29	301	56	579	63	641

Cost of shares redeemed
Class A	(8)	(80)	(248)	(2,577)	(2,049)	(20,968)	0	0
Class B	0	0	0	0	0	0	0	0
Class C	0	0	0	0	(468)	(4,792)	0	0
Other Classes	(201)	(2,145)	(163)	(1,738)	(477)	(4,882)	(489)	(4,993)

Net increase resulting from Fund share transactions	473	$5,081	117	$1,207	15,860	$162,221	1,742	$17,737

44	PIMCO Funds Semi-Annual Report I 09.30.02

PIMCO Funds: Pacific Investment Management Series

Manager	Pacific Investment Management Company LLC, 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660

Distributor	PIMCO Funds Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	PFPC Global Fund Services, Inc., P.O. Box 9688, Providence, RI 02940-9688

Independent Accountant	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Dechert, 1775 Eye Street, Washington, DC 20006

For Account Information
For PIMCO Funds account information contact your financial advisor, or if you receive account statements directly from PIMCO Funds, you can also call 1-800-426-0107. Telephone representatives are available Monday–Friday 8:30 am to 8:00 pm Eastern Time.

09.30.02 I PIMCO Municipal Bond Funds Semi-Annual Report	45

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PZ052.10/02

PIMCO
ADVISORS

Semi-Annual Report
0 9 . 3 0 . 0 2

PIMCO Total Return Fund

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Share Classes
A B C

P I M C O
A D V I S O R S

Letter to Shareholders

Brent Harris
Chairman of the Board

Dear Fellow Shareholder:

The past six months have brought an onslaught of disheartening financial news. Despite the market’s recent upswing, disappointing corporate earnings and talk of a double-dip recession have left many stock investors wondering where we’re headed next.

In the world of bonds, however, bad economic news can actually be good news, as investors flee stocks and riskier securities and flock instead to the relative stability offered by U.S. Treasuries and other high-quality areas of fixed income. This seemingly paradoxical relationship between bonds and the economy helps explain why most bond sectors have continued their strong run over the past six months. I am pleased to report that PIMCO Total Return Fund followed suit, with Class A shares returning 6.63% during the same period.

Of course, we cannot predict what the next few months and years hold for bonds, stocks or this fund. But, as always, we stand behind a few tried-and-true investment strategies, such as maintaining a well-diversified portfolio and investing for the long term.

If you have questions concerning this report or your investment, please contact your financial advisor. You can also call PIMCO Advisors at 1-800-426-0107 or visit our web site at www.pimcoadvisors.com. Once again, thank you for choosing PIMCO Funds. We highly value your business.

Sincerely,
Brent R. Harris

Chairman of the Board
October 31, 2002

Past performance is no guarantee of future results. There is no guarantee that these or any other investment techniques will be effective under all market conditions. The credit quality of the investment in the portfolio does not apply to the stability or safety of the fund. Diversification does not guarantee against loss.

2	PIMCO Total Return Fund Semi-Annual Report I 09.30.02

Management Review & Outlook

Bill Gross
Portfolio Manager

For the six-month period ended September 30, 2002, PIMCO Total Return Fund Class A shares returned 6.63%, outperforming the Lipper Intermediate Investment Grade Debt Fund Average, which returned 6.52%, but underperforming the Lehman Aggregate Bond Index, which returned 8.45%. Below, Bill Gross, the Fund’s portfolio manager, discusses these results and provides his outlook and strategy moving forward.

Q. What happened in the economy and the bond markets over the past six months?
A. Investors flocked to the safety of Treasury bonds amid anxiety about sluggish global growth, the integrity of corporate accounting and governance practices and a potential U.S. war with Iraq. While the Federal Reserve remained on the sidelines, leaving the Fed Funds rate unchanged, they indicated that there was uncertainty regarding the size and strength of the economic recovery, and that they stood ready to be responsive should the economy further deteriorate. The consumer and housing sectors have been the primary sources of strength in the economy, bolstered by low mortgage rates, zero percent auto loans, and rising real wages. Internationally, growth was weaker in Europe, and Japan’s economy remained moribund.

Q. What areas of the bond market performed the best in this environment?
A. Treasury bonds performed extremely well, as investors drove yields to their lowest levels in 40 years, with short and intermediate maturities falling the furthest. Mortgages trailed Treasuries, but performed better than corporate bonds. Within this sector, GNMAs, explicitly backed by the U.S. government, outperformed their conventional counterparts.

Q. How did other bond sectors fare?
A. Corporate bonds lagged well behind Treasuries, with higher rated issues outperforming lower rated debt. The high yield segment, heavily weighted with struggling telecom and energy/pipeline credits, posted a severe loss for the period.1 Non-U.S. developed bond markets also lagged Treasuries, as U.S. interest rates fell more sharply than rates in other countries, such as Germany and the U.K. Emerging market bonds continued to lose ground, as sector returns were adversely affected by Brazil presidential election worries and an overall climate of risk aversion among investors worldwide.

1. The Lehman High Yield Index returned –9.16% for the six-month period ended 9/30/02.

09.30.02 I PIMCO Total Return Fund Semi-Annual Report	3

Q. What helped the Fund’s results during the period?
A. The Fund’s overweight exposure to short- and intermediate-term maturities contributed to returns as these yields fell the furthest. Duration management was also a positive. [Duration is a measure of a portfolio’s price sensitivity expressed in years.] Slightly below-benchmark duration early in the period was neutral, while extending duration later in the period was positive. Holdings of real return bonds also helped, as real yields fell during the period.

Q. What factors detracted from the Fund’s performance?
A. Although we were underweight corporate bonds, our industry selection in this area hurt returns, especially holdings of telecom and energy/pipeline companies. This is because the risks generally associated with owning stocks—in particular, the credibility of company financial statements—flowed into corporate bonds over the past six months due to heightened risk aversion. In turn, investor demand for corporates deteriorated. International exposure, including modest allocations to emerging market bonds, was also negative for performance as investors favored U.S. Treasuries.

Q. What is your current economic outlook?
A. In PIMCO’s view, the modest U.S. economic recovery should continue over the next year, with the consumer and housing sectors holding fast as the battered business sector heals itself. The wild card in our forecast is a potential war with Iraq. While we believe this would initially drag down growth and cause a shock to consumer and business confidence, monetary and fiscal stimulus could offset this occurrence. We anticipate interest rates to be range-bound, as muted economic growth constrains upward pressure on interest rates.

4	PIMCO Total Return Fund Semi-Annual Report I 09.30.02

Q. What is the biggest risk to your forecast?

A. The biggest risk to our forecast is that corporations will prolong their retrenchment, spreading an “infectious thrift” into the consumer sector. However, economic policymaking, especially by the Federal Reserve, should mitigate this risk. As we see it, the Fed will not take back its substantial easing of the past year and will cut the federal funds rate if necessary to sustain the recovery. At the same time, U.S. Fiscal policy should remain stimulative with existing tax cuts and deficit spending.

Q. How will you be positioning the Fund in this environment?

A. Given the expected range-bound interest rate environment, we intend to add value by capturing attractive spreads in non-Treasury markets. We plan to target duration near the benchmark, as we expect rates to shift modestly. Also, we will focus on intermediate maturities, which offer relatively higher yields given the steep yield curve environment. In terms of our sector strategy, we plan to overweight mortgages, which offer premium yields that compensate amply for the risk of duration extension should mortgage rates climb. We anticipate that our corporate exposure could improve, as lenders’ appetite for risk is restored by the rehabilitation of corporate balance sheets and liquidity returns to the marketplace.

Managing Director and co-founder of PIMCO, Mr. Gross is widely regarded as the world’s foremost fixed income authority. He has over 30 years of investment experience. In recognition of his investment skill, Morningstar named Mr. Gross and the PIMCO bond team “Fixed Income Fund Manager of the Year” for 1998 and 2000.

09.30.02 I PIMCO Total Return Fund Semi-Annual Report	5

PIMCO Total Return Fund Performance Summary

Objective: Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Portfolio: Intermediate maturity fixed income securities.	Fund Inception Date: 5/11/87
	Duration Range: 3–6 years	Total Net Assets: $64.7 billion

Average Annual Total Return
For periods ended 9/30/02

	6-month	1 year	3 year	5 year	10 year	Inception
						(5/11/87)
Total Return Fund A	6.63%	7.31%	9.21%	7.74%	7.64%	8.83%
Total Return Fund A (adjusted)	1.83%	2.48%	7.55%	6.76%	7.15%	8.51%
Total Return Fund B	6.23%	6.51%	8.39%	6.94%	7.10%	8.47%
Total Return Fund B (adjusted)	1.23%	1.51%	7.54%	6.63%	7.10%	8.47%
Total Return Fund C (adjusted)	5.23%	5.50%	8.39%	6.94%	6.86%	8.04%
Lehman Brothers Aggregate Bond Index	8.45%	8.60%	9.48%	7.83%	7.37%	—
Lipper Interm. Inv. Grade Debt Fund Avg.	6.52%	6.20%	7.91%	6.51%	6.51%	—

Change in Value For periods ended 9/30/02

6	PIMCO Total Return Fund Semi-Annual Report I 09.30.02

PIMCO Total Return Fund Portfolio Statistics

Maturity Profile	% of Total Investments
Less than 1 year	6%
1–5 years	44%
5–10 years	6%
10–20 years	38%
20–30 years	6%

Sector Breakdown
Mortgage-Backed Securities	44.8%
Short-Term Instruments	24.2%
Corporate Bonds & Notes	17.8%
Other	13.2%

Quality Breakdown

Past performance is no guarantee of future results. Investment return will fluctuate and the value of an investor’s shares will fluctuate and may be worth more or less than original cost when redeemed. The average annual total return measures performance assuming that all dividend and capital gain distributions were reinvested. Returns shown do not reflect the deduction of taxes that a shareholder would pay (i) on fund distributions or (ii) the redemption of fund shares. The returns represent the blended performance of the Fund’s retail shares (Class A, B or C) and the prior performance of the Fund’s Institutional shares, adjusted, as necessary, to reflect retail share current sales charges and different operating expenses. The retail shares were first offered in January 1997. Returns for Class A shares (adjusted) include the effect of the 4.5% maximum initial sales charge. Returns for Class B shares include the effect of paying the contingent deferred sales charge (CDSC), which declines from 5% in the first year to 0% at the beginning of the seventh year. Returns for Class C shares have a 1% CDSC, which may apply in the first year of ownership. The credit quality of the investment in the portfolio does not apply to the stability or safety of the fund. Duration is a measure of the Fund’s price sensitivity expressed in years. The Growth of $10,000 does include the effect of the maximum initial sales charge only associated with class A shares. The Lipper Averages are calculated by Lipper, Inc. It is the total return performance average of funds that are tracked by Lipper that have the same Fund Classification. Lipper does not take into account sales charges. The Fund may invest up to 20% in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers which may entail greater risk due to foreign economic and political developments. The Fund may invest 10% in high-yield, (lower-rated) securities, which generally involves greater risk to principal than investment in higher-rated securities. Mortgage-backed securities may be sensitive to changes in prevailing interest rates; their value generallly declines when interest rates rise. There is no assurance that the private guarantors or insurers will meet their obligations. The Lehman Brothers Aggregate Bond Index is an unmanaged market index representative of the U.S. taxable fixed income universe. It is not possible to invest directly in an unmanaged index. The fund also offers other share classes, which are subject to different fees and expenses (which may affect performance), have different minimum investment requirements and are entitled to different services. Information regarding such classes may be obtained by calling 1-888-87-PIMCO. An investment in a (the) fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. In addition, it is possible to lose money on investments in a (the) fund. For additional details on the Funds, contact your financial advisor to receive a current prospectus that contains more complete information, including charges and expenses. Please read the prospectus carefully before you invest or send money. PIMCO Advisors Distributors LLC, 2187 Atlantic Street, Stamford, CT, 06902, www.pimcoadvisors.com, 1-888-87-PIMCO.

09.30.02 I PIMCO Total Return Fund Semi-Annual Report	7

PIMCO Total Return Fund Schedule of Investments
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 21.2%
Banking & Finance 11.7%
AB Spintab
6.800% due 12/29/2049 (a)	$250	$251
Abbey National PLC
6.700% due 06/29/2049 (a)	5,000	5,410
ABN AMRO Bank NV Chicago
7.250% due 05/31/2005	150	165
Air 2 U.S. Equipment Trust
8.027% due 10/01/2019	9,222	6,524
Allstate Corp.
7.875% due 05/01/2005	100	111
6.750% due 05/15/2018	280	301
Allstate Life Funding LLC
2.120% due 07/26/2004 (a)	9,600	9,587
AMERCO
7.135% due 10/15/2002	15,000	14,730
7.230% due 01/21/2027	1,250	1,114
American Express Credit Corp.
7.450% due 08/10/2005 (a)	1,000	1,126
American Express Travel
5.625% due 01/22/2004	22,700	23,699
American General Finance
6.250% due 12/18/2002	1,165	1,175
6.375% due 03/01/2003	350	356
6.170% due 05/06/2003	3,200	3,276
8.125% due 03/15/2046	270	327
Aon Capital Trust A
8.205% due 01/01/2027	725	514
Aristar, Inc.
7.375% due 09/01/2004	20,000	21,688
Associates Corp. of North America
6.000% due 12/01/2002	500	503
5.750% due 11/01/2003	5,425	5,660
5.800% due 04/20/2004	510	537
6.625% due 06/15/2005	4,830	5,281
Atlas Reinsurance PLC
4.560% due 04/04/2003 (a)	22,700	22,785
5.560% due 10/04/2004 (a)	3,000	3,023
Banc One Corp
7.000% due 07/15/2005	100	112
Banco Nacional de
Comercio Exterior
7.250% due 02/02/2004	29,323	30,768
Bank of America Corp.
7.500% due 10/15/2002	1,200	1,202
6.850% due 03/01/2003	65	66
9.200% due 05/15/2003	90	94
6.875% due 06/01/2003	100	103
6.500% due 08/15/2003	150	156
6.625% due 06/15/2004	40	43
6.125% due 07/15/2004	600	641
6.750% due 09/15/2005	200	223
5.250% due 02/01/2007	40	43
7.800% due 02/15/2010	300	363
8.570% due 11/15/2024	125	162
Bank One Corp.
2.029% due 09/26/2003 (a)	700	701
2.027% due 05/07/2004 (a)	8,200	8,214
6.500% due 02/01/2006	660	730
Bayerische Landesbank NY
6.200% due 02/09/2006 (a)	250	253
Bear Stearns Cos., Inc.
6.488% due 10/02/2002	5,000	5,000
6.125% due 02/01/2003	25	25
6.750% due 04/15/2003	105	108
2.120% due 05/06/2003 (a)	27,224	27,223
2.070% due 07/22/2003 (a)	25,500	25,444
6.700% due 08/01/2003	100	104
2.047% due 12/01/2003 (a)	107,100	107,283
6.625% due 01/15/2004	200	210
6.150% due 03/02/2004 (a)	200	210
8.750% due 03/15/2004	75	81
2.380% due 05/24/2004 (a)	29,300	29,443
2.226% due 06/01/2004 (a)	12,665	12,688
2.130% due 09/16/2005 (a)	16,000	15,776
Beaver Valley Funding Corp.
8.250% due 06/01/2003	39	39
Beneficial Corp.
6.030% due 01/14/2003	320	322
Bombardier Capital, Inc.
7.300% due 12/15/2002	9,000	8,896
Caterpillar Financial
Services Corp.
7.700% due 11/05/2003	600	636
Chase Manhanttan Corp.
5.750% due 04/15/2004 (a)	150	157
6.000% due 11/01/2005	50	53
6.125% due 11/01/2008	400	442
Chrysler Financial Co. LLC
1.990% due 02/10/2003 (a)	17,700	17,671
Chubb Capital Corp.
6.875% due 02/01/2003	100	102
Cincinnati Financial Corp.
6.900% due 05/15/2028	55,360	55,075
CIT Group, Inc.
2.210% due 10/01/2002 (a)	8,000	8,000
6.150% due 12/15/2002	20	20
7.375% due 03/15/2003	11,850	12,097
2.310% due 04/07/2003 (a)	19,277	19,244
5.625% due 10/15/2003	250	255
7.500% due 11/14/2003	35	36
5.625% due 05/17/2004	12,350	12,652
7.250% due 08/15/2005	90	95
7.625% due 08/16/2005	15	16
7.375% due 04/02/2007	30,295	32,457
7.750% due 04/02/2012	27,900	30,405
Citicorp
8.000% due 02/01/2003	250	255
CitiFinancial Credit Co.
7.750% due 03/01/2005	1,230	1,367
6.750% due 07/01/2007	450	509

8	PIMCO Total Return Fund Semi-Annual Report I 09.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

Citigroup, Inc.
5.800% due 03/15/2004	$200	$210
6.750% due 12/01/2005	100	111
7.250% due 10/01/2010	325	373
CNA Financial Corp.
6.250% due 11/15/2003	65	65
Comerica Bank
7.250% due 06/15/2007	200	230
Compagnie Financiere de CIC—UE
3.270% due 06/29/2049 (a)	1,500	1,485
Countrywide Home Loans, Inc.
6.250% due 04/15/2009 (a)	600	650
Credit Asset Receivable LLC
6.274% due 10/31/2003	13,342	13,424
DaimlerChrysler Financial Services North America LLC
2.000% due 02/03/2003 (a)	90,000	89,865
1.990% due 03/06/2003 (a)	35,000	34,926
1.980% due 03/10/2003 (a)	65,000	64,856
1.940% due 06/17/2003 (a)	1,200	1,195
1.940% due 06/18/2003 (a)	42,700	42,511
DBS Group Holdings Ltd.
7.875% due 08/10/2009	6,000	7,036
Deutsche Telekom International Finance BV
8.250% due 06/15/2005	113,600	121,923
8.500% due 06/15/2010	16,000	17,580
8.750% due 06/15/2030	169,700	182,485
Dow Capital BV
7.125% due 01/15/2003	100	101
Duke Capital Corp.
2.461% due 02/28/2003 (a)	2,000	1,985
7.250% due 10/01/2004	9,000	9,424
6.250% due 07/15/2005	325	334
Export-Import Bank Korea
6.500% due 11/15/2006	9,035	10,033
7.100% due 03/15/2007	31,900	36,330
Farmers Insurance
8.625% due 05/01/2024	275	210
Finova Group, Inc.
7.500% due 11/15/2009 (b)	27,255	8,449
First Chicago Corp.
4.250% due 07/28/2003 (a)	50	50
First National Bank Chicago
8.080% due 01/05/2018	250	315
First Security Corp.
5.875% due 11/01/2003	9,325	9,704
Ford Credit Canada
1.986% due 12/16/2002 (a)	95,600	95,362
Ford Motor Credit Co.
7.750% due 11/15/2002	5,730	5,750
6.000% due 01/14/2003	1,100	1,104
7.500% due 01/15/2003	250	252
1.963% due 02/03/2003 (a)	40,000	39,623
1.877% due 02/13/2003 (a)	276,185	273,094
2.010% due 03/17/2003 (a)	88,800	87,692
2.550% due 04/17/2003 (a)	71,180	70,310
6.125% due 04/28/2003	34,530	34,791
2.076% due 06/02/2003 (a)	89,300	87,441
1.982% due 06/06/2003 (a)	7,500	7,416
2.110% due 06/20/2003 (a)	43,000	42,044
2.340% due 06/23/2003 (a)	201,211	197,713
6.625% due 06/30/2003	825	834
2.040% due 11/24/2003 (a)	47,000	45,582
7.500% due 06/15/2004	100	102
6.700% due 07/16/2004	26,300	26,440
8.250% due 02/23/2005	2,500	2,564
7.600% due 08/01/2005	5,000	5,030
6.375% due 12/15/2005	100	97
7.200% due 06/15/2007	25	25
5.800% due 01/12/2009 (a)	655	592
7.375% due 10/28/2009	200	190
7.875% due 06/15/2010	295	291
7.375% due 02/01/2011	1,285	1,214
7.250% due 10/25/2011	69,250	64,118
Gemstone Investors Ltd.
7.710% due 10/31/2004	114,600	91,796
General Electric Capital Corp.
5.650% due 03/31/2003	125	127
6.800% due 11/01/2005	100	111
7.875% due 12/01/2006	30	35
8.500% due 07/24/2008	100	124
6.125% due 02/22/2011	74,050	80,537
6.900% due 09/15/2015	100	117
General Motors Acceptance Corp.
6.625% due 10/01/2002	5,000	5,000
9.000% due 10/15/2002	9,300	9,318
1.842% due 11/12/2002 (a)	10,200	10,185
1.980% due 12/09/2002 (a)	64,050	63,942
6.750% due 12/10/2002	500	503
6.200% due 12/15/2002	500	503
5.480% due 12/16/2002	150	151
2.170% due 12/19/2002 (a)	18,600	18,561
6.000% due 01/15/2003	990	998
5.875% due 01/22/2003	130,500	131,554
1.910% due 02/14/2003 (a)	12,600	12,535
1.925% due 03/10/2003 (a)	7,000	6,955
5.950% due 03/14/2003	12,400	12,550
6.750% due 03/15/2003	49,725	50,505
7.125% due 05/01/2003	36,000	36,646
2.233% due 05/16/2003 (a)	105,575	104,808
1.820% due 07/20/2003 (a)	5,754	5,754
2.135% due 07/21/2003 (a)	33,900	33,491
2.142% due 08/04/2003 (a)	214,595	211,801
1.857% due 08/18/2003 (a)	133,390	131,325
5.550% due 09/15/2003	37,000	37,582
6.625% due 10/20/2003	2,000	2,052

See accompanying notes I 09.30.02 I PIMCO Total Return Fund Semi-Annual Report	9

PIMCO Total Return Fund Schedule of Investments (Cont.)
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

2.070% due 11/07/2003 (a)	$16,100	$15,805
5.750% due 11/10/2003	1,100	1,122
2.580% due 01/20/2004 (a)	390,435	383,372
6.380% due 01/30/2004	4,000	4,102
2.670% due 03/22/2004 (a)	128,600	125,878
2.010% due 04/05/2004 (a)	29,700	28,770
2.110% due 04/05/2004 (a)	67,047	64,948
2.442% due 05/10/2004 (a)	149,100	145,185
2.457% due 05/17/2004 (a)	79,800	77,802
2.070% due 05/28/2004 (a)	73,000	70,452
6.850% due 06/17/2004	1,200	1,243
2.290% due 07/20/2004 (a)	14,300	13,802
2.210% due 07/21/2004 (a)	35,300	34,020
2.210% due 07/30/2004 (a)	85,427	82,426
2.544% due 09/20/2004 (a)	10,068	10,055
6.625% due 10/15/2005	100	105
6.650% due 11/17/2005	500	522
6.750% due 01/15/2006	565	586
6.125% due 02/01/2007	2,535	2,567
6.150% due 04/05/2007	150	152
6.125% due 01/22/2008	500	499
8.950% due 07/02/2009	9,992	11,469
7.750% due 01/19/2010	40	41
7.250% due 03/02/2011	1,000	997
7.000% due 02/01/2012	2,000	1,955
7.430% due 12/01/2021	237	240
8.000% due 11/01/2031	57,340	55,731
Golden State Holdings
2.822% due 08/01/2003 (a)	500	498
Goldman Sachs Group LP
6.625% due 12/01/2004	275	297
2.460% due 02/09/2009 (a)	10,000	10,129
6.500% due 02/25/2009	140	154
Hartford Life, Inc.
6.900% due 06/15/2004	600	639
Heller Financial, Inc.
2.057% due 04/28/2003 (a)	26,000	26,037
2.087% due 04/28/2003 (a)	73,100	73,217
8.000% due 06/15/2005	700	794
Hertz Corp.
7.000% due 07/15/2003	13,300	13,334
Hitachi Credit America
2.193% due 10/15/2003 (a)	11,500	11,514
Household Bank
2.038% due 10/22/2003 (a)	18,000	17,795
Household Capital Trust III
2.205% due 06/26/2004 (a)	23,925	22,099
Household Finance Corp.
5.875% due 11/01/2002 (a)	200	200
6.125% due 02/27/2003	500	506
2.060% due 06/24/2003 (a)	32,900	32,577
2.146% due 05/28/2004 (a)	170,700	165,282
6.500% due 01/24/2006	65	66
7.200% due 07/15/2006	450	459
5.875% due 02/01/2009	70	66
Household Netherlands BV
6.125% due 03/01/2003	18,100	18,186
HSBC Capital Funding LP
9.547% due 12/31/2049 (a)	76,400	92,672
10.176% due 12/31/2049	46,160	61,750
10.176% due 12/31/2049 (a)	20,000	27,310
International Bank for Reconstruction & Development
7.000% due 01/27/2005	700	776
J.P. Morgan & Co., Inc.
6.700% due 11/01/2007	30	33
6.698% due 02/15/2012 (a)	600	606
JET Equipment Trust
10.000% due 06/15/2012	80	39
10.690% due 05/01/2015	100	15
John Hancock
7.375% due 02/15/2024	360	388
KBC Bank Fund Trust III
9.860% due 11/29/2049 (a)	5,700	6,907
Key Bank USA NA
7.550% due 09/15/2006	350	403
Korea Development Bank
7.625% due 10/01/2002	9,750	9,750
7.625% due 10/01/2002	7,370	7,370
6.500% due 11/15/2002	440	442
6.625% due 11/21/2003	2,090	2,189
7.125% due 04/22/2004 (a)	320	342
6.750% due 12/01/2005	55	60
7.250% due 05/15/2006	50	57
Landesbank Baden— Wuerttemberg AG
6.350% due 04/01/2012	60,000	67,929
LB Rheinland—PFALZ
6.875% due 02/23/2028	3,400	3,837
Lehman Brothers Holdings, Inc.
7.625% due 06/01/2006 (a)	350	395
8.250% due 06/15/2007	70	82
LG&E Capital Corp.
6.205% due 05/01/2004	1,000	1,046
6.460% due 01/15/2008 (a)	3,000	3,249
Liberty Mutual Insurance
8.200% due 05/04/2007	17,510	18,498
Lion Connecticut Holdings
6.375% due 08/15/2003	200	207
7.250% due 08/15/2023	50	56
Lloyds TSB Bank PLC
2.180% due 08/25/2010 (a)	3,000	3,005
MCN Investment Corp.
7.120% due 01/16/2004	7,500	7,734
Merrill Lynch & Co., Inc.
8.300% due 11/01/2002	700	703
6.000% due 02/12/2003	500	507
6.875% due 03/01/2003	140	143
6.550% due 08/01/2004	2,400	2,564

10	PIMCO Total Return Fund Semi-Annual Report I 09.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

7.150% due 09/15/2004	$360	$390
4.540% due 03/08/2005	40	41
7.375% due 05/15/2006	565	635
7.000% due 04/27/2008	100	114
Metropolitan Life Insurance Co.
6.300% due 11/01/2003	6,800	7,075
MIC Financing Trust I
8.375% due 02/01/2027	36,000	35,960
Monumental Global Funding II
2.044% due 09/26/2003 (a)	8,500	8,522
Morgan Stanley Group, Inc.
6.375% due 12/15/2003	150	158
5.625% due 01/20/2004	1,200	1,250
Morgan Stanley TRACERS
6.977% due 09/15/2011 (a)	171,296	186,028
6.414% due 03/15/2012	81,250	82,699
National Rural Utilities
Cooperative Finance Corp.
6.250% due 04/15/2003	50,000	51,075
1.990% due 07/17/2003 (a)	10,000	9,957
2.820% due 04/26/2004 (a)	138,200	138,614
7.250% due 03/01/2012	65,000	72,331
8.000% due 03/01/2032	70,850	81,246
National Westminster Bank PLC
9.375% due 11/15/2003	200	216
Newcourt Credit Group, Inc.
6.875% due 02/16/2005	7,500	7,833
Nordbanken AB
8.950% due 11/29/2049	28,000	33,297
Osprey Trust
8.310% due 01/15/2003	76,155	14,089
Pacific Life Insurance Co.
7.900% due 12/30/2023	8,000	9,451
Parker Retirement Savings Plan
6.340% due 07/15/2008	640	706
Pemex Finance Ltd.
6.125% due 11/15/2003	8,666	8,961
Pemex Project Funding Master Trust
3.360% due 01/07/2005 (a)	152,300	152,457
7.875% due 02/01/2009	3,330	3,355
8.000% due 11/15/2011	100,500	101,128
PNC Funding Corp.
6.875% due 03/01/2003	100	102
7.000% due 09/01/2004 (a)	20,000	21,505
Popular, Inc.
6.625% due 01/15/2004	23,000	24,145
Premium Asset Trust
2.105% due 11/27/2004 (a)	48,900	49,049
2.160% due 10/06/2005 (a)	300	300
2.155% due 09/08/2007 (a)	25,200	25,200
Prime Property Funding II
7.000% due 08/15/2004	110	118
Protective Life Funding Trust
2.210% due 01/17/2003 (a)	22,000	22,021
Prudential Funding Corp.
6.375% due 07/23/2006	100	110
6.625% due 04/01/2009	17,000	18,471
Qwest Capital Funding, Inc.
7.000% due 08/03/2009	22,500	10,125
7.250% due 02/15/2011	31,868	14,341
7.750% due 02/15/2031	12,500	5,063
Racers
2.056% due 03/03/2003 (a)	282,400	282,530
2.510% due 04/01/2003 (a)	20,000	19,506
2.591% due 04/01/2003 (a)	20,000	19,500
5.560% due 04/28/2003 (a)	45,000	46,103
2.476% due 09/15/2005 (a)	45,000	40,860
Reliance Group Holdings, Inc.
9.750% due 11/15/2003 (b)	10,000	100
9.000% due 11/15/2049 (b)	19,000	570
Residential Reinsurance Ltd.
6.796% due 06/01/2004 (a)	88,200	89,651
Rothmans Holdings
6.500% due 05/06/2003	16,890	17,312
Royal Bank of Scotland Group PLC
8.817% due 03/31/2049	45,400	51,651
9.118% due 03/31/2049	92,400	116,415
Salomon Smith Barney Holdings, Inc.
6.125% due 01/15/2003 (a)	290	293
2.080% due 01/17/2003	15,000	15,010
6.750% due 02/15/2003	450	458
2.210% due 01/22/2004 (a)	10,000	10,000
7.000% due 03/15/2004	100	107
2.142% due 05/04/2004 (a)	10,020	10,054
Sears Roebuck Acceptance Corp.
6.720% due 10/23/2002	8,000	8,020
6.410% due 11/19/2002	5,235	5,264
6.000% due 03/20/2003	154,750	157,519
Societe Generale Real Estate LLC
7.640% due 12/29/2049 (a)	23,000	25,021
Spieker Properties, Inc.
6.950% due 12/15/2002	1,600	1,612
6.800% due 05/01/2004	1,100	1,159
Sun Life of Canada (U.S.)
8.526% due 05/29/2049	250	267
Targeted Return Index Securities Trust
6.708% due 01/15/2012 (a)	19,015	20,687
The Money Store, Inc.
7.300% due 12/01/2002	100	101
Transamerica Finance Corp.
7.500% due 03/15/2004	270	288
Trinom Ltd.
5.820% due 12/18/2004 (a)	48,700	49,046
U.S. Bancorp
2.022% due 03/06/2003	600	601
6.500% due 06/15/2004	600	643

See accompanying notes I 09.30.02 I PIMCO Total Return Fund Semi-Annual Report	11

PIMCO Total Return Fund Schedule of Investments (Cont.)
September 30, 2002 (Unaudited)
	Principal Amount (000s)	Value (000s)

Verizon Global Funding Corp.
6.750% due 12/01/2005	$16,135	$17,024
7.600% due 03/15/2007	4,000	4,378
6.125% due 06/15/2007	12,490	13,020
7.250% due 12/01/2010	300	314
7.375% due 09/01/2012	1,050	1,108
7.750% due 12/01/2030	100	100
Wachovia Corp.
6.375% due 04/15/2003	200	205
4.950% due 11/01/2006	46,300	49,498
Wells Fargo & Co.
6.625% due 07/15/2004	6,500	7,002
7.250% due 08/24/2005	400	447
6.450% due 02/01/2011	375	424
Wells Fargo Financial, Inc.
6.250% due 11/01/2002	100	100
7.000% due 01/15/2003	380	385
6.000% due 02/01/2004	50	52
Western Capital
8.796% due 01/07/2003 (a)	15,600	15,600

		7,548,412

Industrials 4.4%
AIC Corp.
2.010% due 10/02/2002 (a)	42,250	42,250
Air Products & Chemicals, Inc.
6.250% due 06/15/2003	2,500	2,563
Akzo Nobel, Inc.
6.000% due 11/15/2003	32,000	33,251
Albertson’s, Inc.
6.550% due 08/01/2004	240	256
7.500% due 02/15/2011	75	87
Allied Waste Industries, Inc.
6.100% due 01/15/2003	6,000	6,001
Allied Waste North America, Inc.
7.375% due 01/01/2004	20,425	20,323
America West Airlines, Inc.
6.870% due 01/02/2017 (a)	1,767	1,507
American Airlines, Inc.
9.850% due 06/15/2008	1,572	1,542
9.850% due 06/15/2008	200	196
10.210% due 01/01/2010	12,500	12,261
10.610% due 03/04/2011 (a)	1,895	1,867
6.978% due 04/01/2011	40,788	42,310
7.024% due 04/15/2011	5,000	5,149
7.858% due 10/01/2011	86,200	91,710
9.780% due 11/26/2011	363	331
10.190% due 05/26/2016	3,661	3,699
Amoco Corp.
6.250% due 10/15/2004 (a)	1,000	1,079
Anadarko Petroleum Corp.
5.375% due 03/01/2007	2,250	2,411
Anheuser-Busch Cos., Inc.
6.750% due 08/01/2003	600	627
6.000% due 04/15/2011	95	107
AOL Time Warner, Inc.
6.125% due 04/15/2006	300	283
6.150% due 05/01/2007	290	268
6.875% due 05/01/2012	73,700	67,203
7.625% due 04/15/2031	27,800	23,250
7.700% due 05/01/2032	144,970	123,245
Baxter International, Inc.
9.500% due 06/15/2008	200	246
Bayer Corp.
6.500% due 10/01/2002 (a)	250	250
Boeing Co.
6.350% due 06/15/2003	750	767
6.625% due 02/15/2038	335	337
Campbell Soup Co.
4.750% due 10/01/2003 (a)	700	718
Canadian National Railway Co.
6.450% due 07/15/2006	550	609
6.375% due 10/15/2011	65	73
Cemex SA de CV
8.625% due 07/18/2003	36,050	37,537
Coastal Corp.
2.422% due 07/21/2003 (a)	7,700	7,317
6.200% due 05/15/2004	3,000	2,371
6.500% due 05/15/2006	110	83
7.500% due 08/15/2006	9,075	6,903
6.375% due 02/01/2009	9,000	5,858
7.750% due 06/15/2010	15,500	11,022
9.625% due 05/15/2012	9,000	6,626
6.700% due 02/15/2027	400	288
7.420% due 02/15/2037	9,000	5,685
Coca-Cola Enterprises, Inc.
6.000% due 07/15/2003 (a)	250	258
4.000% due 06/01/2005	65	68
5.750% due 11/01/2008	100	111
Colgate-Palmolive Co.
6.000% due 08/15/2003	45	46
ConAgra Foods, Inc.
2.475% due 09/10/2003 (a)	48,500	48,605
Conoco, Inc.
2.630% due 10/15/2002 (a)	15,000	15,003
6.950% due 04/15/2029	25	28
Continental Airlines, Inc.
6.410% due 04/15/2007	308	294
6.800% due 07/02/2007	21	17
6.954% due 08/02/2009	11,802	10,091
7.056% due 09/15/2009	40,409	39,543
7.487% due 10/02/2010	1,215	1,183
7.730% due 03/15/2011	2,171	1,699
6.503% due 06/15/2011	9,220	8,733
6.900% due 01/02/2018	1,393	1,291
6.820% due 05/01/2018	6,443	5,928
7.256% due 03/15/2020	26,001	25,158
7.707% due 04/02/2021	3,792	3,559
Cox Enterprises, Inc.
2.722% due 05/01/2033 (a)	1,100	1,090

12	PIMCO Total Return Fund Semi-Annual Report I 09.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

DaimlerChrysler North America Holding Corp.
2.596% due 12/16/2002 (a)	$85,200	$85,293
7.750% due 05/27/2003	48,000	49,456
2.322% due 08/01/2003 (a)	19,600	19,544
2.000% due 08/21/2003 (a)	38,000	37,846
2.323% due 08/02/2004 (a)	3,400	3,364
2.053% due 08/16/2004 (a)	56,100	55,321
6.900% due 09/01/2004	30	32
7.300% due 01/15/2012	700	774
8.500% due 01/18/2031	2,000	2,385
Delta Air Lines Equipment Trust
9.550% due 01/02/2008 (c)	7,773	8,375
10.430% due 01/02/2011	3,755	3,047
10.140% due 08/14/2012	1,000	769
10.000% due 06/05/2013	10,828	8,767
10.060% due 01/02/2016	6,500	5,252
Delta Air Lines, Inc.
10.570% due 01/02/2007 (c)	13,889	14,370
7.379% due 05/18/2010	8,798	9,299
7.570% due 11/18/2010	41,250	43,948
7.111% due 03/18/2013	60,000	63,243
9.200% due 09/23/2014	6,000	4,206
10.000% due 12/05/2014	5,000	3,939
10.500% due 04/30/2016	27,950	23,499
Duke Energy Field Services
7.500% due 08/16/2005	6,600	6,805
Duty Free International, Inc.
7.000% due 01/15/2004	175	86
Eastman Chemical Co.
6.375% due 01/15/2004	5,750	6,012
Electric Lightwave, Inc.
6.050% due 05/15/2004	10,700	10,068
Eli Lilly & Co.
6.250% due 03/15/2003	100	102
5.500% due 07/15/2006	110	119
Enron Corp.
8.000% due 08/15/2005 (b)	3,200	656
Enterprise Products Partners LP
7.500% due 02/01/2011	35	39
Federal Express Corp.
6.845% due 01/15/2019 (a)	785	839
FMC Corp.
6.375% due 09/01/2003	4,000	3,836
Ford Capital BV
9.500% due 06/01/2010	200	214
Ford Motor Co.
7.250% due 10/01/2008	800	777
6.500% due 08/01/2018	50	39
7.450% due 07/16/2031	60,350	49,797
Fortune Brands, Inc.
8.500% due 10/01/2003	500	529
Fred Meyer, Inc.
7.375% due 03/01/2005	38,100	41,806
7.450% due 03/01/2008	100	115
General Motors Corp.
6.250% due 05/01/2005	300	308
General Motors Nova Scotia Finance
6.850% due 10/15/2008	19,240	19,870
Gillette Co.
6.250% due 08/15/2003 (a)	750	777
5.750% due 10/15/2005	1,500	1,640
Grupo Iusacell SA de CV
10.000% due 07/15/2004 (a)	4,882	3,051
Harrahs Operating Co., Inc.
7.875% due 12/15/2005	5,000	5,300
HCA, Inc.
8.130% due 08/04/2003	7,300	7,551
6.910% due 06/15/2005 (a)	9,500	9,945
6.730% due 07/15/2045	32,560	33,018
Heinz (H.J.) Co.
6.875% due 01/15/2003	100	101
Hershey Foods Corp.
7.200% due 08/15/2027	30	36
HNA Holdings, Inc.
6.125% due 02/01/2004	200	209
Honeywell International, Inc.
6.125% due 11/01/2011	650	711
IBM Corp.
7.250% due 11/01/2002	625	627
IMEXA Export Trust
10.125% due 05/31/2003	2,460	904
International Game Technology
7.875% due 05/15/2004	14,500	15,153
International Paper Co.
8.000% due 07/08/2003	300	312
Kerr-McGee Corp.
2.600% due 06/28/2004 (a)	85,100	85,056
Kinder Morgan, Inc.
6.450% due 03/01/2003	240	243
Kraft Foods, Inc.
4.625% due 11/01/2006	25	26
5.625% due 11/01/2011	655	709
Kroger Co.
7.150% due 03/01/2003	13,000	13,237
Limestone Electron Trust
8.625% due 03/15/2003	132,950	118,432
Mandalay Resort Group
6.750% due 07/15/2003	4,500	4,545
Martin Marietta Corp.
6.500% due 04/15/2003	50	51
Mazda Manufacturing Corp.
10.500% due 07/01/2008 (c)	1,797	2,063
Nabisco, Inc.
6.125% due 02/01/2033	34,745	35,125
News American Holdings, Inc.
7.750% due 01/20/2024	18,000	17,127
Noble Affiliates, Inc.
8.950% due 12/15/2004	11,500	12,274
Norfolk Southern Corp.
7.875% due 02/15/2004 (a)	50	54

See accompanying notes I 09.30.02 I PIMCO Total Return Fund Semi-Annual Report	13

PIMCO Total Return Fund Schedule of Investments (Cont.)
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

Northern National Gas Co.
6.875% due 05/01/2005	$8,250	$8,539
Northwest Airlines, Inc.
8.970% due 01/02/2015 (a)	1,486	1,405
Occidental Petroleum Corp.
6.400% due 04/01/2003 (a)	33,910	34,576
Park Place Entertainment Corp.
7.950% due 08/01/2003	18,500	18,814
Petroleos Mexicanos
8.850% due 09/15/2007	1,800	1,944
9.375% due 12/02/2008	49,650	53,374
9.500% due 09/15/2027	31,000	34,100
Pharmacia Corp.
5.750% due 12/01/2005	575	629
Philip Morris Cos., Inc.
7.250% due 01/15/2003 (a)	10,000	10,122
8.250% due 10/15/2003	1,000	1,055
6.800% due 12/01/2003	68,345	71,410
7.000% due 07/15/2005	15,125	16,604
6.950% due 06/01/2006	9,540	10,574
7.200% due 02/01/2007	39,000	43,459
Qwest Corp.
7.625% due 06/09/2003	25,400	24,511
5.650% due 11/01/2004	6,610	5,718
7.200% due 11/01/2004	5,200	4,758
7.500% due 11/01/2008	75	30
5.625% due 11/15/2008	5,000	3,825
8.875% due 03/15/2012	108,600	95,025
7.500% due 06/15/2023	25,000	17,125
7.250% due 09/15/2025	16,750	11,306
7.200% due 11/10/2026	2,150	1,430
8.875% due 06/01/2031	7,223	5,742
6.875% due 09/15/2033	22,950	15,721
7.250% due 10/15/2035	5,000	3,300
Safeway, Inc.
6.850% due 09/15/2004	250	267
Sara Lee Corp.
6.300% due 11/07/2005	500	554
SCL Terminal Aereo Santiago
6.950% due 07/01/2012	4,670	5,169
Scotia Pacific Co. LLC
7.710% due 01/20/2014	230	153
Sears Roebuck Acceptance Corp.
7.000% due 02/01/2011	630	683
6.500% due 12/01/2028	20	19
Singapore Telecommunications Ltd.
7.375% due 12/01/2031	12,500	13,832
SmithKline Beecham Corp.
7.375% due 04/15/2005	150	169
Sonat, Inc.
6.750% due 10/01/2007	2,000	1,342
7.625% due 07/15/2011	21,920	14,382
Southern National Gas Co.
7.350% due 02/15/2031	200	160
Southwestern Public Service Co.
5.125% due 11/01/2006	700	653
SR Wind Ltd.
6.992% due 05/18/2005 (a)	12,000	12,025
7.492% due 05/18/2005 (a)	13,000	13,249
Systems 2001 Asset Trust
7.156% due 12/15/2011	29,511	32,471
TCI Communications, Inc.
8.250% due 01/15/2003	43,125	42,943
2.520% due 03/11/2003 (a)	5,000	4,963
6.375% due 05/01/2003	8,280	8,167
8.650% due 09/15/2004	625	615
8.000% due 08/01/2005	450	435
Telus Corp.
8.000% due 06/01/2011	6,250	4,813
Tennessee Gas Pipeline Co.
7.000% due 10/15/2028	13,400	9,945
Texaco Capital, Inc.
8.500% due 02/15/2003	700	717
6.000% due 06/15/2005	400	437
Texas Eastern Transmission Corp.
7.300% due 12/01/2010	250	283
Time Warner Entertainment Co. LP
7.975% due 08/15/2004	15,032	14,923
7.250% due 09/01/2008	9,020	8,739
10.150% due 05/01/2012	250	258
6.875% due 06/15/2018	140	116
9.150% due 02/01/2023	475	442
8.375% due 03/15/2023	210	197
7.570% due 02/01/2024	10,130	8,317
6.950% due 01/15/2028	2,645	2,056
6.625% due 05/15/2029	130	99
TRW, Inc.
6.625% due 06/01/2004	3,925	4,096
TTX Co.
6.170% due 02/05/2003	10,000	10,117
Turner Broadcasting System, Inc.
7.400% due 02/01/2004	3,095	3,057
Tyco International Group SA
6.125% due 01/15/2009	100	83
UAL Equipment Trust
11.080% due 05/27/2006	10,249	8,801
Union Pacific Corp.
6.930% due 06/01/2003	1,000	1,028
6.625% due 02/01/2008	4,250	4,826
6.625% due 02/01/2029	50	55
Unisys Corp.
9.210% due 01/21/2017	15,900	12,416
United Air Lines, Inc.
2.026% due 12/02/2002 (a)	17,559	15,840
9.200% due 03/22/2008	3,380	2,388
6.201% due 09/01/2008	6,000	4,968
7.730% due 07/01/2010	5,000	4,188
7.186% due 04/01/2011	19,632	16,445

14	PIMCO Total Return Fund Semi-Annual Report I 09.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

6.932% due 09/01/2011 (a)	$10,500	$6,363
10.360% due 11/13/2012	7,000	2,520
6.071% due 03/01/2013	4,493	3,715
10.020% due 03/22/2014	14,225	5,733
10.850% due 07/05/2014	34,111	15,434
10.850% due 02/19/2015	3,000	1,357
10.125% due 03/22/2015	14,300	11,734
9.060% due 06/17/2015	6,000	4,252
United Technologies Corp.
7.125% due 11/15/2010	450	530
6.350% due 03/01/2011	550	623
US Airways, Inc.
6.850% due 01/30/2018	136	120
Viacom, Inc.
6.750% due 01/15/2003	2,000	2,023
Wal-Mart Stores, Inc.
6.375% due 03/01/2003	50	51
6.500% due 06/01/2003	200	206
Walt Disney Co.
5.125% due 12/15/2003	500	511
5.500% due 12/29/2006	725	755
Waste Management, Inc.
6.500% due 12/15/2002	4,800	4,816
6.375% due 12/01/2003	11,900	11,953
8.000% due 04/30/2004	5,525	5,709
6.500% due 05/15/2004	94,000	95,802
7.375% due 08/01/2010	12,600	13,291
7.750% due 05/15/2032	1,255	1,272
Weyerhaeuser Co.
6.000% due 08/01/2006	30	32
Williams Cos., Inc.
6.500% due 08/01/2006	400	258
7.125% due 09/01/2011	5,000	3,125
7.625% due 07/15/2019	34,770	19,297
7.875% due 09/01/2021	74,985	42,367
7.500% due 01/15/2031	15,000	8,175
7.750% due 06/15/2031	21,150	11,527
8.750% due 03/15/2032	137,680	80,543
Witco Corp.
6.600% due 04/01/2003	100	99

		2,827,384

Utilities 5.1%
Alabama Power Co.
5.350% due 11/15/2003	1,600	1,646
ALLETE, Inc.
2.710% due 10/20/2003 (a)	79,700	79,498
Ashland, Inc.
2.380% due 03/07/2003 (a)	300	299
AT&T Canada, Inc.
10.750% due 11/01/2007 (a)(b)	11,000	1,265
AT&T Corp.
5.360% due 11/21/2003 (a)	1,400	1,325
5.625% due 03/15/2004	250	248
7.300% due 11/15/2011	87,300	84,406
7.300% due 11/15/2011	865	836
6.500% due 03/15/2029	1,690	1,407
8.000% due 11/15/2031	256,950	238,406
AT&T Wireless Services, Inc.
7.500% due 05/01/2007	130	111
7.875% due 03/01/2011	340	262
8.125% due 05/01/2012	48,515	37,424
8.750% due 03/01/2031	16,205	11,696
Baltimore Gas & Electric
6.125% due 07/01/2003	150	155
Bell Atlantic Maryland, Inc.
8.000% due 10/15/2029	1,125	1,289
Bell Atlantic Virginia, Inc.
5.625% due 03/01/2007	500	501
BellSouth Corp.
6.000% due 10/15/2011	50	54
BellSouth Telecommunications, Inc.
6.250% due 05/15/2003	100	102
British Telecom PLC
3.121% due 12/15/2003 (a)	191,460	191,111
7.875% due 12/15/2005	6,800	7,595
8.375% due 12/15/2010	86,200	101,454
8.875% due 12/15/2030	435	526
Carolina Power & Light, Inc.
7.875% due 04/15/2004	6,000	6,431
CE Electric Funding
6.853% due 12/30/2004	250	267
Central Maine Power Co.
7.430% due 08/25/2003	13,000	13,522
Cingular Wireless, Inc.
7.125% due 12/15/2031	10,000	8,828
Cleveland Electric Illuminating Co.
9.500% due 05/15/2005	33,500	33,697
CMS Energy Corp.
8.375% due 07/01/2003	15,000	12,752
6.750% due 01/15/2004	1,000	820
7.000% due 01/15/2005	41,325	32,252
Columbia Energy Group
6.610% due 11/28/2002	5,000	4,991
Columbus Southern Power Co.
6.850% due 10/03/2005	10,000	10,953
Comcast Cable Communications
8.375% due 05/01/2007	145	144
Commonwealth Edison Co.
6.625% due 07/15/2003	1,000	1,031
2.480% due 09/30/2003 (a)	40,000	39,775
Consolidated Edison, Inc.
6.375% due 04/01/2003	1,000	1,019
Consolidated Natural Gas Co.
7.250% due 10/01/2004	43,750	47,203
6.250% due 11/01/2011	15	16
Cox Communications, Inc.
2.470% due 11/07/2002 (a)	16,000	15,973
Dominion Resources, Inc.
6.000% due 01/31/2003	12,950	13,058

See accompanying notes I 09.30.02 I PIMCO Total Return Fund Semi-Annual Report	15

PIMCO Total Return Fund Schedule of Investments (Cont.)
September 30, 2002 (Unaudited)
	Principal Amount (000s)	Value (000s)

7.600% due 07/15/2003	$35,000	$36,122
DTE Energy Co.
7.110% due 11/15/2038 (a)	94,750	97,383
Dynegy Holdings, Inc.
8.750% due 02/15/2012	100,850	31,768
El Paso Corp.
6.950% due 12/15/2007	8,900	5,881
6.750% due 05/15/2009	16,069	10,460
7.000% due 05/15/2011	29,250	19,338
7.875% due 06/15/2012	37,100	25,273
8.050% due 10/15/2030	9,700	6,125
7.800% due 08/01/2031	4,500	2,842
7.750% due 01/15/2032	94,740	60,784
El Paso Electric Co.
9.400% due 05/01/2011	7,455	7,880
El Paso Natural Gas Co.
8.375% due 06/15/2032	21,420	17,475
Entergy Arkansas, Inc.
7.720% due 03/01/2003	1,300	1,325
Entergy Gulf States, Inc.
3.006% due 06/02/2003 (a)	7,000	6,999
3.106% due 09/01/2004 (a)	24,800	24,734
Entergy Louisiana, Inc.
8.500% due 06/01/2003	3,000	3,105
Entergy Mississippi, Inc.
2.472% due 05/03/2004 (a)	31,000	30,668
FirstEnergy Corp.
7.375% due 11/15/2031	18,800	16,559
Florida Power & Light
6.875% due 12/01/2005	4,000	4,457
FPL Group Capital, Inc.
7.625% due 09/15/2006	725	816
France Telecom SA
4.576% due 03/14/2003 (a)	247,905	244,740
2.465% due 07/16/2003 (a)	138,700	138,783
8.700% due 03/01/2006 (a)	22,500	23,957
9.250% due 03/01/2011	44,800	48,958
10.000% due 03/01/2031	125,720	139,449
GTE California, Inc.
5.500% due 01/15/2009	100	101
GTE Corp.
6.360% due 04/15/2006	550	581
6.940% due 04/15/2028	5,410	5,077
Hawaiian Electric Industries, Inc.
2.910% due 04/15/2003 (a)	2,400	2,404
Houston Lighting & Power Co.
8.750% due 03/01/2022	10,000	10,433
Idaho Power Corp.
6.850% due 10/01/2002	2,750	2,750
Indiana Bell Telephone Co., Inc.
5.500% due 04/01/2007	500	502
Indianapolis Power & Light Co.
7.375% due 08/01/2007	225	235
Korea Electric Power Corp.
7.000% due 10/01/2002	380	380
6.375% due 12/01/2003	220	230
Mirant Corp.
7.900% due 07/15/2009	175	86
Nevada Power Co.
6.200% due 04/15/2004 (a)	15,000	14,256
New England Telephone & Telegraph Co.
6.250% due 03/15/2003	50	51
New York Telephone Co.
6.250% due 02/15/2004	150	155
6.000% due 04/15/2008	45	47
Niagara Mohawk Power Co.
7.250% due 10/01/2002	24,783	24,783
7.375% due 07/01/2003	39,162	40,439
7.375% due 08/01/2003	1,645	1,707
NorAm Energy Corp.
6.375% due 11/01/2003	22,250	19,363
Nortel Networks Corp.
6.875% due 10/01/2002	200	200
Northern States Power Co.
8.000% due 08/28/2012	14,000	15,194
NRG Energy, Inc.
8.000% due 11/01/2003 (b)	6,000	1,410
NRG Northeast Generating LLC
8.065% due 12/15/2004 (b)	198	168
Ohio Bell Telephone Co.
5.375% due 03/01/2007	950	954
Ohio Power Co.
7.000% due 07/01/2004 (a)	24,000	24,871
Orange PLC
8.750% due 06/01/2006	360	397
Pacific Bell
7.000% due 07/15/2004	50	53
Pacific Gas & Electric Co.
5.875% due 10/01/2005 (b)	100	95
7.250% due 08/01/2026 (b)	10,000	9,150
7.057% due 10/31/2049 (a)(b)	33,700	31,678
PP&L, Inc.
6.550% due 03/01/2006 (a)	500	546
Progress Energy, Inc.
6.550% due 03/01/2004	12,400	12,921
7.100% due 03/01/2011	575	629
7.000% due 10/30/2031	600	601
PSE&G Energy Holdings, Inc.
9.125% due 02/10/2004	120	113
PSE&G Power LLC
7.750% due 04/15/2011	4,300	4,400
6.950% due 06/01/2012	35,000	33,975
8.625% due 04/15/2031	29,450	29,420
Public Service Co. of Colorado
6.000% due 04/15/2003	750	746
Public Service Electric & Gas Co.
6.250% due 01/01/2007	1,500	1,656
Ras Laffan Liquid Natural Gas
8.294% due 03/15/2014	145	163

16	PIMCO Total Return Fund Semi-Annual Report I 09.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

South Point Energy
8.400% due 05/30/2012	$21,814	$14,615
Sprint Capital Corp.
9.500% due 04/01/2003	13,820	13,000
5.700% due 11/15/2003	32,700	29,786
5.875% due 05/01/2004	43,275	37,424
7.900% due 03/15/2005	24,000	19,499
7.125% due 01/30/2006	5,025	3,789
6.000% due 01/15/2007	140,030	96,346
6.125% due 11/15/2008	31,465	20,909
6.375% due 05/01/2009	5,000	3,327
7.625% due 01/30/2011	77,533	52,443
8.375% due 03/15/2012	350,225	245,132
6.900% due 05/01/2019	45,860	26,868
6.875% due 11/15/2028	68,415	39,514
8.750% due 03/15/2032	289,725	194,380
Telekomunikacja Polska SA
7.125% due 12/10/2003	12,200	12,068
7.750% due 12/10/2008	7,895	7,289
Toledo Edison Co.
7.850% due 03/31/2003	7,000	7,081
7.875% due 08/01/2004	500	527
TXU Corp.
6.375% due 06/15/2006	2,235	2,169
TXU Eastern Funding Co.
6.450% due 05/15/2005	15,270	15,205
TXU Electric Co.
6.750% due 03/01/2003	150	153
2.426% due 06/15/2003 (a)	17,500	17,395
8.250% due 04/01/2004	500	540
U.S. West Communications, Inc.
6.000% due 08/01/2007	2,070	1,728
Union Electric Co.
8.000% due 12/15/2022	1,000	1,043
United Telephone Company of the Northwest
6.890% due 07/01/2008 (c)	2,760	2,346
Verizon Florida, Inc.
6.125% due 01/15/2013	45,900	46,520
Verizon Maryland, Inc.
6.125% due 03/01/2012	11,720	11,927
Verizon New York, Inc.
6.875% due 04/01/2012	14,500	15,272
7.375% due 04/01/2032	25,500	25,625
Verizon Pennsylvania
5.650% due 11/15/2011	1,050	1,033
Verizon Wireless, Inc.
2.220% due 12/17/2003 (a)	16,000	15,342
5.375% due 12/15/2006	2,340	2,204
Virginia Electric and Power Co.
5.375% due 02/01/2007	700	748
Vodafone Group PLC
7.750% due 02/15/2010	500	566
Wilmington Trust Co.— Tucso Electric
10.370% due 01/02/2007	8,092	8,301
10.500% due 01/02/2007	6,636	6,745
10.500% due 07/01/2008	155	178
10.732% due 01/01/2013 (c)	991	1,037
WorldCom, Inc.—WorldCom Group
7.375% due 01/15/2003 (b)	21,150	2,644
7.875% due 05/15/2003 (b)	10,700	1,338
6.250% due 08/15/2003 (b)	7,500	938
6.400% due 08/15/2005 (b)	15,100	1,888
7.375% due 01/15/2006 (b)	46,800	5,850
7.750% due 04/01/2007 (b)	2,000	250
8.250% due 05/15/2010 (b)	11,500	1,438
7.500% due 05/15/2011 (b)	72,383	9,048

		3,326,617

Total Corporate Bonds & Notes (Cost $ 14,554,480)		13,702,413

MUNICIPAL BONDS & NOTES 0.2%
Alabama 0.1%
Alabama State General Obligation Bonds, Series 2001 7.150% due 09/01/2021	13,228	13,735
Birmingham, Alabama Water and Sewer System Revenue Bonds, (MBIA Insured), Series 2002 5.000% due 01/01/2043	12,350	12,597

		26,332

California 0.0%
California State Department of Water Resources Center Valley Project Revenue Bonds, Series 2000 8.190% due 12/01/2029 (a)	2,500	2,670

Illinois 0.0%
Chicago, Illinois Housing Authority Revenue Bonds, Series 2001 5.375% due 07/01/2016	500	538
Illinois State General Obligation Bonds, (MBIA Insured), Series 2002 4.750% due 10/01/2027	25,795	25,720

		26,258

Iowa 0.0%
University of Iowa Facilities Authority Revenue Bonds, (AMBAC Insured), Series 2002 4.750% due 06/01/2028	5,120	5,171

Massachusetts 0.1%
Southbridge Associations Limited Liability Corporation Massachusetts Revenue Bonds, (MBIA-Insured), Series 2000 7.590% due 02/01/2022	31,105	37,481

See accompanying notes I 09.30.02 I PIMCO Total Return Fund Semi-Annual Report	17

PIMCO Total Return Fund Schedule of Investments (Cont.)
September 30, 2002 (Unaudited)
	Principal Amount (000s)	Value (000s)

Nevada 0.0%
Clark County, Neveda General Obligation Bonds, (FGIC Insured), Series 2001
5.000% due 06/01/2031	$13,480	$13,755

New Jersey 0.0%
Mercer County, New Jersey Important Authority Revenue Bonds, Series 2000
9.720% due 01/01/2018 (a)	2,990	3,962
Mercer County, New Jersey Improvement Authority Revenue Bonds, Series 1978
5.800% due 01/01/2018	55	64

		4,026

Ohio 0.0%
Ohio State Water Development Authority Revenue Bonds, Series 2002
4.750% due 12/01/2027	5,000	5,023

South Carolina 0.0%
South Carolina State Public Services Authority Revenue Bonds, (FSA Insured), Series 2002
5.125% due 01/01/2032	17,000	17,678

Texas 0.0%
Killeen, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2002
4.750% due 02/15/2028	12,000	12,017

Washington 0.0%
Washington State General Obligation Bonds, (MBIA Insured), Series 2002
5.000% due 07/01/2027	10,000	10,255

Total Municipal Bonds & Notes (Cost $150,333)		160,666

U.S. GOVERNMENT AGENCIES 0.6%
Fannie Mae
6.250% due 11/15/2002	50	50
5.750% due 04/15/2003	45	46
4.000% due 12/10/2004	300	305
4.375% due 10/15/2006	555	586
5.250% due 04/15/2007	1,611	1,758
6.250% due 02/01/2011	600	667
Federal Home Loan Bank
5.250% due 01/15/2006	165	171
Freddie Mac
9.000% due 09/15/2008	37	40
5.875% due 03/21/2011	500	545
6.375% due 08/01/2011	1,300	1,406
0.000% due 11/24/2014	150	82
Small Business Administration
7.640% due 03/10/2010	64,207	73,832
7.449% due 08/01/2010	112,286	128,383
6.344% due 08/10/2011	3,444	3,748
6.030% due 02/01/2012	34,665	37,506
7.700% due 07/01/2016	570	651
6.950% due 11/01/2016	3,604	4,049
6.700% due 12/01/2016	13,660	15,257
7.150% due 03/01/2017	6,446	7,338
7.500% due 04/01/2017	4,028	4,630
7.190% due 12/01/2019	430	496
7.630% due 06/01/2020	21,651	25,378
6.900% due 12/01/2020	9,362	10,660
6.340% due 03/01/2021	30,542	33,912
5.340% due 11/01/2021	15,742	16,675

Total U.S. Government Agencies (Cost $328,592)		368,171

U.S. TREASURY OBLIGATIONS 3.7%
Treasury Inflation Protected Securities (g)
3.375% due 01/15/2007	187,499	204,286
3.625% due 01/15/2008	446	492
3.875% due 01/15/2009	13,178	14,821
4.250% due 01/15/2010	12,096	13,942
3.500% due 01/15/2011	698	774
3.375% due 01/15/2012	11,461	12,680
3.000% due 07/15/2012	66,618	71,719
3.875% due 04/15/2029	195,109	240,106
3.375% due 04/15/2032	315	366
U.S. Treasury Bonds
7.250% due 05/15/2016	237,185	308,026
7.500% due 11/15/2016	905,286	1,200,494
8.750% due 05/15/2017	150,800	221,535
0.000% due 02/15/2027	147,800	42,296
0.000% due 11/15/2027	289,300	80,447
U.S. Treasury Notes
5.750% due 11/15/2005	1,005	1,117
6.500% due 10/15/2006	185	214
6.625% due 05/15/2007	340	400
4.875% due 02/15/2012	115	127

Total U.S. Treasury Obligations (Cost $2,389,209)		2,413,842

MORTGAGE-BACKED SECURITIES 53.3%
Collateralized Mortgage Obligations 20.4%
ABN AMRO Mortgage Corp.
6.750% due 09/25/2028	3,765	3,924
6.750% due 11/25/2028	600	616
6.500% due 06/25/2029 (a)	7,093	7,570

18	PIMCO Total Return Fund Semi-Annual Report I 09.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

American Southwest Financial Securities Corp.
7.248% due 11/25/2038 (a)	$63,351	$71,097
Amresco Commercial Mortgage Funding I
7.180% due 06/17/2029	350	389
Aurora Loan Services
2.510% due 05/25/2030 (a)	14,378	14,422
Bank of America Funding Corp.
6.750% due 11/20/2032	17,000	17,411
Bank of America Mortgage Securities, Inc.
6.250% due 07/25/2014	9,010	9,534
6.250% due 08/25/2028	25,000	26,580
7.250% due 10/25/2029	11,984	12,311
6.630% due 02/25/2031	6,855	7,030
6.234% due 07/25/2031 (a)	677	690
6.750% due 08/25/2031	9,442	9,656
7.000% due 03/25/2032	53,400	55,086
6.373% due 07/25/2032 (a)	127,737	131,090
Bank of America Mortgage Securities, Inc.—A20
6.500% due 05/25/2029	5,837	6,177
Bank of America Mortgage Securities, Inc.—A4
6.500% due 05/25/2029 (a)	29,000	30,912
Bear Stearns Adjustable Rate Mortgage Trust
4.770% due 11/25/2030 (a)	75,499	78,017
7.465% due 12/25/2030 (a)	18,583	18,661
7.490% due 12/25/2030 (a)	20,891	20,981
6.912% due 02/25/2031 (a)	7,598	7,737
7.001% due 02/25/2031 (a)	10,328	10,599
6.952% due 06/25/2031 (a)	27,694	28,421
6.688% due 09/25/2031 (a)	21,272	21,652
6.552% due 10/25/2031 (a)	12,512	12,711
6.709% due 11/25/2031 (a)	16,371	16,800
6.823% due 11/25/2031 (a)	20,299	20,566
6.147% due 12/25/2031 (a)	78,971	81,044
6.184% due 12/25/2031 (a)	588	603
6.195% due 12/25/2031 (a)	124,650	127,922
6.295% due 12/25/2031 (a)	166,480	170,850
6.299% due 01/25/2032 (a)	285,988	289,676
6.759% due 01/25/2032 (a)	25,225	25,887
6.401% due 02/25/2032 (a)	71,721	73,604
5.439% due 10/25/2032 (a)	78,253	79,328
Bear Stearns Commercial Mortgage Securities, Inc.
5.910% due 05/14/2008	112	120
5.060% due 12/15/2010	32,164	33,867
Bear Stearns Commercial Mortgage Securities, Inc.—A3
7.000% due 05/20/2030 (a)	39,566	45,142
Bear Stearns Commercial Mortgage Securities, Inc.—A4
7.000% due 05/20/2030 (a)	10,732	12,355
Bear Stearns Mortgage Securities, Inc.
2.563% due 10/25/2023 (a)	1,512	1,513
7.000% due 03/25/2027	4,653	4,689
7.750% due 06/25/2027	228	232
8.125% due 09/25/2027	978	977
7.000% due 02/25/2028 (a)	8,109	8,257
6.750% due 04/30/2030	179	188
6.390% due 06/25/2030 (a)	3,423	3,405
Capco America Securitization Corp.
5.860% due 12/15/2007	38	41
Cendant Mortgage Corp.
6.501% due 11/18/2028 (a)	12,838	13,314
6.506% due 11/18/2028 (a)	6,776	7,062
2.463% due 08/25/2030 (a)	646	647
6.100% due 06/25/2031	24,239	24,976
Chase Commercial Mortgage Securities Corp.
7.600% due 12/18/2005	94	96
7.631% due 07/15/2032	275	328
Chase Mortgage Finance Corp.
7.000% due 08/25/2024 (a)	1,381	1,394
6.750% due 03/25/2025 (a)	13,098	13,590
6.500% due 06/25/2028	167	167
6.750% due 10/25/2028	39,000	40,813
6.500% due 02/25/2029	20,000	21,160
6.350% due 07/25/2029	31,515	32,147
6.190% due 12/25/2029 (a)	19,010	19,503
7.750% due 08/25/2030	11,141	11,390
6.221% due 07/25/2032 (a)	139,331	142,792
Chemical Mortgage Securities, Inc.
7.250% due 01/25/2026	6,946	6,935
Citicorp Mortgage Securities, Inc.
6.605% due 10/25/2022 (a)	5,485	5,558
6.250% due 04/25/2024	11,796	12,228
6.250% due 08/25/2024	105	108
7.250% due 10/25/2027	12,034	12,327
6.750% due 09/25/2028	9,137	9,438
6.500% due 10/25/2028	36,098	38,079
7.000% due 11/25/2028	11,000	12,103
7.000% due 09/25/2030	8,035	8,411
7.500% due 10/25/2030	12,385	12,562
7.000% due 02/25/2031	36,610	38,412
6.500% due 03/25/2031	4,405	4,578
6.000% due 11/25/2031	3,784	3,723
CMC Securities Corp. III
6.750% due 05/25/2028	5,000	5,218
CMC Securities Corp. IV—IA6
7.250% due 11/25/2027	404	410
CMC Securities Corp. IV—IIA6
7.250% due 11/25/2027	9,035	9,228
Collateralized Mortgage Obligation Trust
8.000% due 09/20/2021	3,490	3,499

See accompanying notes I 09.30.02 I PIMCO Total Return Fund Semi-Annual Report	19

PIMCO Total Return Fund Schedule of Investments (Cont.)
September 30, 2002 (Unaudited)
	Principal Amount (000s)	Value (000s)

Collateralized Mortgage Securities Corp.
11.450% due 11/01/2015 (a)	$75	$75
8.750% due 04/20/2019	206	209
8.800% due 04/20/2019	141	143
COMM Mortgage Trust
6.145% due 02/15/2008	12,038	12,985
Commercial Mortgage Acceptance Corp.
7.030% due 05/15/2009	75	87
Commercial Mortgage Asset Trust
7.546% due 01/17/2010	500	591
6.975% due 04/17/2013	145	168
Countrywide Alternative Loan Trust
8.000% due 07/25/2030	533	532
7.000% due 10/25/2031	16,145	16,689
Countrywide Funding Corp.
6.750% due 03/25/2024	14,026	14,667
6.875% due 03/25/2024	9,080	9,271
Countrywide Funding Corp.—A11
6.625% due 02/25/2024	110	115
Countrywide Funding Corp.—A9
6.625% due 02/25/2024	33,827	34,998
Countrywide Home Loans, Inc.
6.500% due 07/25/2013	5,676	5,851
6.250% due 08/25/2014 (a)	3,412	3,613
6.750% due 11/25/2025	25,567	26,398
7.500% due 04/25/2027	1,078	1,076
7.500% due 06/25/2027	4,523	4,516
7.500% due 09/25/2027	6,823	6,813
7.250% due 12/25/2027	6,224	6,296
7.250% due 02/25/2028	59,054	59,922
6.750% due 06/25/2028	15,103	15,312
6.750% due 10/25/2028	15,567	15,846
6.750% due 11/25/2028	5,000	5,250
6.500% due 01/25/2029	24,978	26,305
6.500% due 03/25/2029 (a)	21,744	23,045
6.050% due 04/25/2029	1,180	1,184
7.250% due 08/25/2029	7,200	7,342
7.750% due 10/25/2030	29,364	29,883
7.750% due 12/25/2030	12,977	13,015
6.068% due 07/19/2031 (a)	7,268	7,459
6.050% due 10/25/2031	9,913	10,168
6.500% due 10/25/2031	12,735	12,841
2.313% due 06/25/2032 (a)	46,183	46,262
6.500% due 08/25/2032 (a)	70,444	72,253
Credit-Based Asset Servicing & Securitization LLC
2.193% due 10/25/2028 (a)	3,882	3,880
2.223% due 09/25/2029 (a)	576	575
2.133% due 02/25/2030 (a)	25,479	25,362
2.150% due 01/25/2032 (a)	42,748	42,718
Crusade Global Trust
2.080% due 02/15/2030 (a)	45,102	45,204
CS First Boston Mortgage Securities Corp.
6.750% due 01/15/2008	18,027	18,192
7.290% due 09/15/2009	335	393
6.750% due 09/25/2028	6,960	7,214
6.750% due 12/27/2028	14,504	15,123
6.960% due 06/20/2029	85	86
7.500% due 03/25/2031	30,503	31,702
2.413% due 06/25/2031 (a)	26,142	26,219
2.163% due 08/25/2031 (a)	4,794	4,766
2.363% due 11/25/2031 (a)	677	678
6.169% due 12/25/2031	61,138	60,895
2.213% due 02/25/2032 (a)	16,304	16,280
6.248% due 04/25/2032 (a)	100,437	103,074
2.200% due 05/25/2032 (a)	94,992	95,068
6.400% due 01/17/2035	136	140
DLJ Commercial Mortgage Corp.
2.080% due 05/05/2003 (a)	15,244	15,239
7.300% due 06/10/2032	515	602
DLJ Mortgage Acceptance Corp.
7.580% due 02/12/2006 (a)	4,000	4,216
6.445% due 08/01/2021 (a)(c)	2,517	2,554
8.000% due 03/25/2022	76	76
6.950% due 12/25/2022 (a)	580	580
6.836% due 03/25/2023 (a)	103	103
7.684% due 03/25/2024 (a)	105	106
7.557% due 05/25/2024 (a)	52	52
7.907% due 10/25/2024 (a)	208	210
2.313% due 06/25/2026 (a)	772	773
6.850% due 12/17/2027	6,297	6,499
Drexel Burnham Lambert CMO Trust
9.500% due 11/20/2017	308	309
DVI Business Credit Receivable Corp. III
2.503% due 10/15/2003 (a)	3,850	3,865
E-Trade Bank Mortgage-Backed Securities Trust
7.174% due 09/25/2031	32,076	32,865
Fannie Mae
7.500% due 05/25/2005	6,700	6,781
5.500% due 05/02/2006	500	539
7.000% due 05/25/2006	130	135
7.500% due 05/25/2007	266	273
6.000% due 07/25/2007	60	60
6.500% due 08/25/2007	2,371	2,448
6.740% due 08/25/2007	425	477
6.270% due 09/25/2007	3,000	3,201
7.000% due 10/25/2007	150	158
6.250% due 01/25/2008	50,000	54,601
6.500% due 05/25/2008	344	364
10.500% due 08/25/2008	3,783	3,908
13.661% due 09/25/2008 (a)	1,582	1,679
4.000% due 02/25/2009	98	99
6.000% due 02/25/2009	1,330	1,416
6.500% due 02/25/2009	40	42
6.500% due 03/25/2009	95	102
6.875% due 06/25/2009	10	10

20	PIMCO Total Return Fund Semi-Annual Report I 09.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

6.500% due 08/25/2010	$27	$27
6.370% due 02/25/2013	28,500	31,363
6.500% due 04/25/2013	75	80
8.000% due 12/25/2016 (a)	98	109
11.000% due 11/25/2017	673	784
9.250% due 04/25/2018	93	105
9.300% due 05/25/2018	358	405
2.393% due 06/25/2018 (a)	2	2
9.500% due 06/25/2018	299	339
5.750% due 09/25/2018	200	206
9.500% due 11/25/2018	238	238
9.500% due 06/25/2019	736	830
7.500% due 12/25/2019	6,180	6,773
9.000% due 12/25/2019	2,955	3,301
7.000% due 03/25/2020	634	680
7.500% due 05/25/2020	1,433	1,554
6.000% due 07/25/2020	109	111
5.000% due 09/25/2020 (a)	163	164
9.000% due 09/25/2020	1,479	1,653
8.000% due 12/25/2020	15,166	15,658
8.750% due 01/25/2021	1,545	1,704
9.000% due 01/25/2021	2,561	2,844
5.750% due 02/18/2021 (a)	100	101
9.000% due 03/25/2021	254	285
7.000% due 05/25/2021	226	227
6.500% due 06/25/2021	3,667	3,877
8.000% due 07/25/2021	7,114	7,768
8.500% due 09/25/2021	2,487	2,743
7.000% due 10/25/2021	5,069	5,429
8.000% due 10/25/2021	91	91
7.000% due 11/25/2021	3,264	3,288
5.000% due 12/25/2021	500	508
4.000% due 01/25/2022	62	62
7.750% due 01/25/2022	11,329	12,323
8.000% due 01/25/2022	2,056	2,061
6.250% due 03/25/2022	6,626	6,844
6.550% due 03/25/2022	150	154
5.000% due 04/25/2022	38	38
7.000% due 04/25/2022	17,091	18,297
7.000% due 04/25/2022	155	171
7.375% due 05/25/2022	10,387	11,178
7.500% due 05/25/2022	1,980	2,114
7.000% due 06/25/2022	681	730
8.000% due 06/25/2022	4,529	5,057
7.000% due 07/25/2022	3,139	3,387
7.500% due 07/25/2022	806	862
8.000% due 07/25/2022	14,492	15,705
8.000% due 07/25/2022	24,851	27,247
6.500% due 10/25/2022	4,608	4,830
7.800% due 10/25/2022	1,651	1,788
6.500% due 03/25/2023	1,474	1,514
7.000% due 03/25/2023	32,138	33,072
6.900% due 05/25/2023	182	205
1.000% due 09/25/2023	73	72
6.750% due 09/25/2023	4,543	4,649
6.500% due 10/25/2023	9,804	10,531
6.750% due 10/25/2023	683	749
6.500% due 12/25/2023	176	187
5.000% due 01/25/2024	294	300
6.500% due 02/25/2024 (a)	5,150	5,635
7.000% due 03/25/2024 (a)	9,983	10,252
6.000% due 06/25/2024	340	355
6.500% due 08/17/2024	17,000	18,377
6.000% due 12/25/2024	711	722
4.750% due 01/25/2025	155	156
6.000% due 01/25/2025	130	136
2.163% due 02/25/2025 (a)	2,800	2,805
6.600% due 05/18/2025 (a)	219	221
7.500% due 11/17/2025 (a)	289	320
7.500% due 12/25/2025	184	187
7.000% due 02/15/2026	41	42
6.500% due 05/25/2026	150	156
7.000% due 07/18/2026	93	93
6.500% due 09/18/2026	91	93
7.000% due 12/18/2026	18,754	20,171
6.000% due 12/25/2026	170	178
8.500% due 02/17/2027	1,605	1,756
6.000% due 03/25/2027	320	336
5.000% due 04/18/2027	957	978
6.000% due 05/17/2027	5,470	5,812
7.000% due 06/18/2027	684	741
6.500% due 07/18/2027	197	212
8.000% due 08/18/2027	116	19
7.500% due 08/20/2027	2,925	3,174
5.750% due 12/20/2027	10,789	11,266
7.000% due 12/20/2027	14,224	15,527
6.000% due 02/25/2028	200	210
2.220% due 04/18/2028 (a)	1,446	1,461
6.500% due 06/25/2028	4,700	4,843
6.000% due 07/18/2028	9,748	10,172
6.500% due 07/18/2028	67,412	71,405
9.210% due 09/25/2028 (a)	7,974	9,125
6.500% due 10/25/2028	40,000	42,074
6.250% due 02/25/2029	3,500	3,677
6.000% due 04/25/2029	12,184	12,183
7.500% due 04/25/2029	879	951
7.500% due 06/19/2030	215	227
8.500% due 06/25/2030	12,185	13,972
2.313% due 08/25/2030 (a)	20,928	21,083
2.270% due 10/18/2030 (a)	16,262	16,364
7.000% due 11/25/2030	14,861	15,889
6.000% due 05/25/2031	11,875	11,849
6.000% due 05/25/2031	24,858	24,371
7.500% due 07/25/2031	843	913
6.750% due 08/21/2031	134,129	138,928
6.750% due 09/21/2031	142,172	147,809
2.363% due 09/25/2031 (a)	9,517	9,541
6.500% due 09/25/2031	12,873	13,464
6.500% due 10/03/2031	10,673	10,932
6.000% due 11/25/2031	37,929	37,197

See accompanying notes I 09.30.02 I PIMCO Total Return Fund Semi-Annual Report	21

PIMCO Total Return Fund Schedule of Investments (Cont.)

September 30, 2002 (Unaudited)
	Principal Amount (000s)	Value (000s)

6.500% due 11/25/2031	$21,550	$22,092
6.000% due 12/25/2031	34,162	34,754
5.500% due 09/25/2032	2,000	1,887
6.390% due 05/25/2036	35,025	37,130
7.349% due 01/17/2037	15,545	18,071
6.500% due 06/17/2038	5,000	5,342
6.500% due 09/17/2038	6,307	6,969
6.300% due 10/17/2038 (a)	18,365	19,880
4.500% due 08/25/2042	27,000	24,604
Fannie Mae—G
7.500% due 12/25/2019	36	39
Fannie Mae—PC
6.500% due 10/25/2031	460	485
Fannie Mae—PX
6.000% due 08/25/2023	12,536	13,551
6.500% due 01/25/2024	27,115	27,515
Fannie Mae—PZ
7.000% due 06/25/2023	849	947
Fannie Mae—XZ
6.500% due 10/25/2031	26,674	27,971
Fannie Mae—YZ
6.500% due 10/25/2031	30,975	32,511
Fannie Mae—Z
9.300% due 08/25/2019 (a)	36	41
7.000% due 06/25/2023	720	720
6.000% due 08/25/2023	1,324	1,364
6.500% due 01/25/2024	3,024	3,086
Fannie Mae—ZF
6.000% due 09/25/2032	10,720	10,281
Fannie Mae—ZL
6.000% due 09/25/2032	24,119	23,542
FDIC Remic Trust
6.750% due 05/25/2026	19	19
Federal Housing Administration
6.997% due 09/01/2019	2,014	2,031
7.430% due 01/01/2020	2,327	2,395
7.430% due 08/01/2020	651	669
7.430% due 10/01/2020	6,284	6,365
7.430% due 10/21/2021	1,450	1,496
7.430% due 12/01/2023	2,519	2,552
7.675% due 09/01/2030	5,837	6,707
FFCA Secured Lending Corp.
7.850% due 10/18/2017	29,600	33,570
First Chicago Lennar Trust
8.111% due 05/25/2008 (a)	275	275
First Commonwealth Savings & Loan Association
10.375% due 04/01/2005	11	12
First Horizon Asset Securities, Inc.
7.000% due 05/25/2030	192	199
6.750% due 02/25/2031	155,746	160,785
7.000% due 02/25/2031	20,818	21,184
First Interstate Bancorp
8.875% due 01/01/2009 (c)	93	101
9.125% due 01/01/2009 (a)(c)	4	4
First Nationwide Trust
6.500% due 03/25/2029	4,400	4,680
7.750% due 07/25/2030	7,002	7,124
8.000% due 10/25/2030	268	281
8.500% due 08/25/2031	241	255
2.413% due 09/25/2031 (a)	3,453	3,463
First Union Residential
Securitization, Inc.
7.000% due 04/25/2025	337	352
6.750% due 08/25/2028	9,048	9,256
Freddie Mac
6.750% due 10/15/2003 (a)	3,516	3,544
7.000% due 10/15/2003	1,273	1,304
7.000% due 12/15/2003	37	38
10.150% due 04/15/2006	2	2
6.500% due 07/15/2006	109	109
7.500% due 02/15/2007	352	369
7.500% due 04/01/2007	6	6
7.750% due 04/01/2007	6	6
8.000% due 10/01/2007	24	25
6.500% due 05/15/2008	173	173
12.550% due 06/15/2008 (a)	16	16
6.000% due 11/15/2008 (a)	225	238
6.200% due 12/15/2008	5,077	5,461
8.500% due 03/01/2009	88	94
7.000% due 06/01/2010	8	8
7.550% due 03/15/2012	136	138
11.875% due 06/15/2013	58	58
6.000% due 11/15/2014	400	420
6.000% due 06/15/2015	1,500	1,567
10.100% due 09/01/2016	222	256
7.500% due 11/15/2016	18,295	18,734
5.500% due 05/15/2018	225	229
10.000% due 11/15/2019	50	52
5.750% due 08/15/2020	494	497
9.000% due 09/15/2020	30	31
5.000% due 10/15/2020	672	683
8.900% due 11/15/2020	5,879	5,891
9.500% due 11/15/2020	1,747	1,751
6.000% due 12/15/2020	110	112
6.250% due 12/15/2020	145	149
8.750% due 12/15/2020	615	639
9.000% due 12/15/2020	1,004	1,041
9.000% due 12/15/2020	381	403
9.500% due 01/15/2021	1,016	1,073
6.000% due 04/15/2021	200	207
8.000% due 04/15/2021 (a)	46	47
6.500% due 05/15/2021	15	15
8.500% due 06/15/2021	8,894	9,341
8.500% due 06/15/2021	2,600	2,713
8.500% due 06/15/2021 (a)	400	453
5.500% due 07/15/2021	255	262
6.000% due 07/15/2021	135	139
6.950% due 07/15/2021	239	244
9.000% due 07/15/2021	1,197	1,283
6.200% due 08/15/2021	152	153
6.950% due 08/15/2021	71	74

22	PIMCO Total Return Fund Semi-Annual Report I 09.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

9.500% due 08/15/2021	$781	$818
4.500% due 09/15/2021	148	149
6.000% due 09/15/2021	200	208
6.500% due 09/15/2021	455	465
7.000% due 09/15/2021	58	61
8.000% due 12/15/2021	11,806	12,554
6.850% due 01/15/2022	246	250
7.000% due 03/15/2022	540	552
8.250% due 06/15/2022	2,373	2,548
6.650% due 07/15/2022	746	767
8.500% due 10/15/2022	3,544	3,795
6.000% due 11/15/2022	220	230
6.250% due 11/15/2022	200	211
6.500% due 11/15/2022	100	106
7.000% due 12/15/2022	21,000	21,961
7.500% due 01/15/2023	20,601	22,499
6.500% due 02/15/2023	1,250	1,318
7.500% due 05/01/2023	460	490
5.750% due 06/15/2023	300	306
6.500% due 07/15/2023	970	996
7.000% due 07/15/2023	2,207	2,381
7.500% due 07/15/2023 (a)	395	417
6.500% due 08/15/2023	187	202
5.500% due 09/15/2023	150	155
5.840% due 10/25/2023 (a)	5,972	6,140
7.410% due 10/25/2023	1,194	1,254
6.500% due 11/15/2023	6,329	6,585
6.250% due 01/15/2024	100	102
6.500% due 01/15/2024	35	38
5.000% due 02/15/2024	116	118
6.500% due 02/15/2024	8	8
6.500% due 03/15/2024	364	387
7.499% due 03/15/2024	7,366	7,894
8.000% due 04/25/2024	404	458
6.250% due 05/15/2024	10,804	10,983
6.000% due 07/17/2024	195	196
8.500% due 08/01/2024	756	816
5.750% due 09/15/2024	200	205
6.500% due 09/15/2024	200	210
8.000% due 09/15/2024	1,900	2,062
8.000% due 09/15/2024	14,350	15,585
8.500% due 11/01/2024	308	333
5.500% due 11/15/2024	10,328	10,463
5.650% due 11/15/2024	133	135
6.000% due 11/15/2024	130	136
6.000% due 12/15/2024	220	230
5.750% due 01/15/2025	200	208
2.273% due 02/15/2025 (a)	2,800	2,820
6.000% due 02/15/2025	789	794
6.500% due 05/15/2025	305	311
5.750% due 06/15/2025	100	104
7.000% due 09/17/2025	15	15
6.000% due 12/15/2025	150	154
7.000% due 03/01/2026	51	53
6.500% due 03/15/2026	110	115
6.000% due 08/15/2026	2,400	2,495
1.953% due 09/15/2026 (a)	14,205	14,075
5.207% due 10/01/2026 (a)	1,473	1,516
6.000% due 11/15/2026	550	578
6.250% due 11/15/2026	700	731
6.000% due 12/15/2026	200	205
6.000% due 02/15/2027	250	262
6.250% due 02/15/2027	1,565	1,597
8.000% due 02/15/2027	40,580	44,523
6.500% due 03/15/2027	29,964	31,334
7.500% due 03/17/2027	20,000	21,479
4.890% due 05/01/2027 (a)	71	73
5.500% due 06/15/2027	150	156
6.000% due 06/15/2027	116	118
6.500% due 06/15/2027	11,571	12,310
7.500% due 06/20/2027	37,532	40,976
6.000% due 07/15/2027	100	104
6.500% due 08/15/2027	17,807	19,070
6.500% due 09/15/2027	73,000	76,977
6.500% due 10/15/2027	32,300	34,252
5.750% due 01/15/2028	185	189
6.500% due 01/25/2028	8,691	9,301
6.250% due 03/15/2028	10,000	10,585
6.500% due 06/15/2028	69,806	74,221
6.500% due 06/20/2028	26,630	28,293
6.500% due 07/15/2028	65,505	70,611
6.500% due 07/15/2028	14,683	15,598
6.100% due 08/15/2028	17	17
6.500% due 08/15/2028	369,672	389,516
7.000% due 11/15/2028	9,000	9,449
6.000% due 12/01/2028	526	543
6.250% due 12/15/2028	1,895	1,942
6.500% due 12/15/2028	8,034	8,458
6.000% due 01/15/2029	43,589	44,872
6.000% due 01/15/2029	3,736	3,705
6.500% due 01/15/2029	10,411	11,067
6.500% due 01/15/2029	16,932	17,698
6.000% due 02/15/2029 (a)	4,365	4,390
6.000% due 03/15/2029	1,850	1,822
6.500% due 03/15/2029	14,078	15,204
6.500% due 03/15/2029	5,214	5,246
6.500% due 03/15/2029 (a)	13,498	14,345
8.000% due 09/15/2029	8,892	9,812
2.173% due 12/15/2029 (a)	662	664
7.500% due 01/15/2030	7,572	8,236
7.500% due 02/01/2030	98	104
7.500% due 07/15/2030	1,000	1,066
7.000% due 08/15/2030	14,384	15,467
7.500% due 08/15/2030	23,371	25,116
7.500% due 08/15/2030	3,038	3,313
2.323% due 09/15/2030 (a)	3,443	3,456
7.000% due 09/15/2030 (a)	20,811	22,673
7.000% due 09/15/2030	12,935	14,001
7.000% due 10/15/2030	3,988	4,260
7.000% due 10/15/2030	12,994	14,165

See accompanying notes I 09.30.02 I PIMCO Total Return Fund Semi-Annual Report	23

PIMCO Total Return Fund Schedule of Investments (Cont.)
September 30, 2002 (Unaudited)
	Principal Amount (000s)	Value (000s)

7.000% due 10/15/2030	$5,716	$6,103
7.500% due 10/15/2030	31,564	34,904
2.273% due 11/15/2030 (a)	524	526
6.000% due 06/15/2031	8,190	8,074
6.000% due 12/15/2031	10,194	9,954
6.000% due 07/15/2032	32,018	31,190
6.500% due 07/15/2032	10,109	10,409
4.617% due 08/15/2032 (a)	20,568	20,315
6.000% due 09/15/2032	6,400	6,330
Freddie Mac—BE
6.000% due 11/15/2027	140	147
Freddie Mac—C
7.000% due 07/15/2022	40	41
Freddie Mac—CJ
6.500% due 04/15/2028	81,400	85,978
Freddie Mac—D
6.000% due 03/15/2009	153	153
Freddie Mac—G
6.500% due 04/15/2028	2,500	2,661
6.000% due 12/15/2028	11,995	12,482
Freddie Mac—H
6.000% due 03/15/2009	265	284
Freddie Mac—N
7.000% due 07/15/2022	610	653
Freddie Mac—PD
6.000% due 11/15/2027	525	552
Freddie Mac—PH
6.500% due 04/15/2028	50,000	52,621
Freddie Mac—TA
7.500% due 01/15/2027	4	4
Freddie Mac—TE
6.500% due 05/15/2028	48,000	51,063
Freddie Mac—Z
7.000% due 07/15/2022	6,127	6,474
7.500% due 01/15/2027	29,244	31,110
6.500% due 04/15/2028	30,497	32,863
6.000% due 08/15/2032	3,417	3,240
Freddie Mac—ZA
6.500% due 05/15/2028	17,124	18,277
6.500% due 07/15/2028	28,923	30,756
6.500% due 08/15/2028	23,455	25,245
6.000% due 08/15/2032	18,844	18,309
Freddie Mac—ZC
6.500% due 08/15/2028	26,061	28,050
Freddie Mac—ZM
6.000% due 12/15/2028	12,516	12,607
Fund America Investors Corp. II
6.307% due 06/25/2023 (a)	1,332	1,378
General Electric Capital Mortgage Services, Inc.
6.500% due 09/25/2023	1,175	1,199
6.500% due 12/25/2023 (a)	8,631	8,853
6.500% due 01/25/2024 (a)	3,895	4,008
6.000% due 02/25/2024	8,328	8,603
6.500% due 02/25/2024	13,565	14,163
6.500% due 04/25/2024	75,744	78,073
7.250% due 05/25/2026	2,837	2,892
7.500% due 06/25/2027	4,988	4,990
7.000% due 11/25/2027	41,216	41,782
6.650% due 05/25/2028	2,833	2,855
6.750% due 05/25/2028	23,934	24,349
6.500% due 06/25/2028	2,165	2,203
6.550% due 06/25/2028	9,565	9,591
6.750% due 06/25/2028	20,517	21,685
6.750% due 10/25/2028	11,942	12,518
6.250% due 12/25/2028	53,545	56,076
6.500% due 12/25/2028	19,500	20,451
6.350% due 05/25/2029	7,100	7,345
6.500% due 05/25/2029	9,858	10,410
6.750% due 05/25/2029	20,000	20,969
6.000% due 07/25/2029	145	145
6.250% due 07/25/2029 (a)	132,674	136,517
6.500% due 07/25/2029 (a)	95,240	100,891
7.000% due 09/25/2029	12,602	13,340
General Electric Capital Mortgage Services, Inc.—1A9
7.000% due 10/25/2027	6,426	6,495
General Electric Capital Mortgage Services, Inc.—2A1
7.000% due 10/25/2027	14,091	14,285
General Electric Capital Mortgage Services, Inc.—A10
6.500% due 03/25/2024	127	127
General Electric Capital Mortgage Services, Inc.—A22
6.500% due 03/25/2024	9,967	10,082
General Electric Capital Mortgage Services, Inc.—A23
6.500% due 03/25/2024	32,149	32,505
General Electric Capital Mortgage Services, Inc.—A24
6.500% due 03/25/2024 (a)	6,908	7,112
GMAC Commercial Mortgage Securities, Inc.
7.860% due 11/15/2006	250	260
6.150% due 11/15/2007	172	184
6.806% due 04/15/2008	1,000	1,094
6.974% due 05/15/2008	24,424	27,042
8.950% due 08/20/2017	319	344
6.700% due 05/15/2030	12,032	13,326
6.570% due 09/15/2033	31,710	34,507
GMAC Mortgage Corp. Loan Trust
7.000% due 08/25/2029	13,712	13,787
7.500% due 05/25/2030	12,000	12,405
7.198% due 11/25/2030 (a)	242	237
Goldman Sachs Mortgage Corp.
6.000% due 12/31/2007 (c)	6,692	7,412
Government Lease Trust
4.000% due 05/18/2011	3,000	2,814

24	PIMCO Total Return Fund Semi-Annual Report I 09.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

Government National Mortgage Association
8.000% due 06/20/2025	$110	$117
7.000% due 10/20/2025 (a)	7,000	7,417
2.373% due 12/16/2025 (a)	1,091	1,094
6.000% due 03/20/2026	1,500	1,545
7.000% due 03/20/2026	320	331
7.500% due 07/16/2027	34,744	37,493
6.500% due 04/20/2028	13,315	14,135
6.500% due 06/20/2028	41,732	44,895
6.750% due 06/20/2028	25,293	28,432
7.250% due 07/16/2028	30	33
6.500% due 07/20/2028	22,893	24,285
6.500% due 07/20/2028	48,146	52,869
6.500% due 09/20/2028	5,314	5,591
6.500% due 09/20/2028	1,685	1,774
6.500% due 09/20/2028	39,399	40,945
6.500% due 01/20/2029 (a)	31,708	33,620
7.000% due 02/16/2029	6,815	7,150
6.500% due 03/20/2029 (a)	16,259	17,289
8.000% due 03/20/2029	8,893	9,126
6.000% due 05/20/2029	12,208	12,327
7.500% due 11/20/2029	2,595	2,886
7.000% due 01/16/2030	7,424	7,672
2.323% due 02/16/2030 (a)	21,515	21,623
2.423% due 02/16/2030 (a)	21,776	22,027
2.473% due 02/16/2030 (a)	12,207	12,354
7.500% due 02/20/2030	6,634	7,444
7.500% due 02/20/2030	18,301	19,740
2.220% due 06/20/2030 (a)	4,177	4,186
7.500% due 08/20/2030	14,316	15,343
2.320% due 09/20/2030 (a)	3,104	3,116
7.500% due 09/20/2030	5,806	6,367
2.273% due 10/16/2030 (a)	19,023	19,035
7.000% due 10/16/2030	28,784	30,852
6.500% due 03/20/2031	6,613	6,882
6.000% due 06/16/2032	18,271	18,389
6.000% due 07/20/2032	8,722	8,665
6.500% due 07/20/2032	2,022	2,119
GS Mortgage Securities Corp.
6.526% due 08/15/2011	15,700	17,719
6.044% due 08/15/2018	22,353	24,820
G-Wing Ltd.
4.460% due 05/06/2004 (a)	35,500	35,358
Harborview Mortgage Loan Trust
7.470% due 08/19/2030	9,078	9,259
Headlands Mortgage Securities, Inc.
7.250% due 11/25/2012	401	401
7.155% due 12/25/2012 (a)	148	150
7.250% due 11/25/2027	3,872	3,878
Home Savings of America
8.464% due 08/01/2006 (a)	11	12
4.302% due 05/25/2027 (a)	1,601	1,614
6.613% due 08/20/2029 (a)	11,138	11,121
Housing Securities, Inc.
7.000% due 05/25/2008	443	446
7.000% due 05/25/2008	146	147
7.000% due 05/25/2023	5,056	5,159
ICI Funding Corp. Secured Assets Corp.
7.250% due 09/25/2027	9,470	9,663
7.750% due 03/25/2028 (a)	788	805
7.750% due 03/25/2028	919	934
IMPAC CMB Trust
2.233% due 12/15/2030 (a)	26,472	26,498
2.093% due 11/25/2031 (a)	24,570	24,500
Imperial CMB Trust
6.650% due 11/25/2029	388	388
Imperial Savings Association
8.230% due 01/25/2017 (a)	32	32
8.854% due 07/25/2017 (a)	134	133
Independent National Mortgage Corp.
8.250% due 05/25/2010	53	53
6.650% due 10/25/2024	207	207
3.413% due 07/25/2025 (a)	1,112	1,111
Indymac Adjustable Rate Mortgage Trust
6.568% due 08/25/2031 (a)	6,265	6,144
6.432% due 01/25/2032 (a)	70,660	71,861
6.446% due 01/25/2032 (a)	15,512	15,741
International Mortgage Acceptance Corp.
12.250% due 03/01/2014	185	200
J.P. Morgan Commercial Mortgage Finance Corp.
8.228% due 02/25/2028 (a)	1,615	1,837
7.069% due 09/15/2029	36	38
LB Commercial Conduit Mortgage Trust
6.330% due 11/18/2004	26	27
Lehman Large Loan Trust
6.790% due 06/12/2004	21	22
Long Beach Mortgage Loan Trust
8.396% due 01/20/2017 (a)	47,777	51,629
Mellon Residential Funding Corp.
6.500% due 02/25/2028	9,067	9,096
6.350% due 06/25/2028	22,000	22,035
6.600% due 06/26/2028	7,660	7,811
6.110% due 01/25/2029	18,347	18,716
6.580% due 07/25/2029 (a)	51,557	51,736
2.310% due 10/20/2029 (a)	15,358	15,510
Merrill Lynch Mortgage Investors, Inc.
6.439% due 06/15/2021 (a)	1,323	1,352
6.589% due 06/15/2021 (a)	3,346	3,516
6.849% due 06/15/2021 (a)	3,139	3,336

See accompanying notes I 09.30.02 I PIMCO Total Return Fund Semi-Annual Report	25

PIMCO Total Return Fund Schedule of Investments (Cont.)
September 30, 2002 (Unaudited)
	Principal Amount (000s)	Value (000s)

7.209% due 06/15/2021 (a)	$697	$737
6.950% due 06/18/2029 (a)	12,801	13,199
2.120% due 01/20/2030 (a)	1,317	1,310
5.650% due 12/15/2030	6,190	6,498
Midland Realty Acceptance Corp.
7.020% due 01/25/2029	1,531	1,559
MLCC Mortgage Investors, Inc.
2.073% due 09/15/2026 (a)	11,853	11,824
Morgan Stanley Capital I
5.990% due 03/15/2005	40	41
6.190% due 01/15/2007	14,354	15,347
6.170% due 10/03/2008	750	832
6.160% due 04/03/2009 (a)	10,964	11,768
7.460% due 02/15/2020	4,687	4,725
2.043% due 07/25/2027 (a)	182	181
6.860% due 07/15/2029 (a)	578	598
6.220% due 06/01/2030	57	61
6.590% due 10/03/2030 (a)	4,697	5,032
Mortgage Capital Funding, Inc.
7.800% due 04/15/2006 (a)	500	572
7.008% due 09/20/2006	15,545	17,357
6.001% due 11/18/2031	57	61
Mortgage Obligation Structured Trust
7.700% due 10/25/2018	13,140	13,213
NationsBanc Montgomery Funding Corp.
6.750% due 06/25/2028	10,000	10,633
6.500% due 07/25/2028	14,470	15,474
6.750% due 08/25/2028	20,009	20,839
6.250% due 10/25/2028	7,000	7,444
Nationslink Funding Corp.
6.654% due 02/10/2006	20,624	22,404
2.160% due 04/10/2007 (a)	12,024	12,063
6.096% due 11/10/2030 (a)	3,421	3,438
Nomura Asset Acceptance Corp.
7.000% due 02/19/2030	13,908	15,086
Nomura Asset Securities Corp.
7.120% due 04/13/2036	460	514
Norwest Asset Securities Corp.
6.750% due 12/25/2012 (a)	5,655	5,823
6.500% due 04/25/2013	17,770	18,522
6.500% due 06/25/2013	803	816
6.500% due 06/25/2013	9,229	9,682
7.500% due 03/25/2027	17,147	17,226
7.500% due 03/25/2027	1,025	1,032
6.750% due 05/25/2028	20,103	20,184
6.750% due 05/25/2028	13,000	13,209
6.750% due 07/25/2028	12,657	12,756
6.250% due 08/25/2028	129	129
6.250% due 09/25/2028	307	317
6.750% due 10/25/2028	20,000	21,036
6.750% due 10/25/2028	17,748	18,470
6.500% due 12/25/2028	39,751	41,147
6.000% due 01/25/2029	20,216	20,347
6.500% due 02/25/2029	144	146
6.500% due 02/25/2029	62,000	65,530
5.950% due 04/25/2029 (a)	13,810	13,828
6.200% due 04/25/2029 (a)	77,385	80,353
6.300% due 04/25/2029 (a)	1,177	1,178
6.500% due 04/25/2029	26,751	28,329
6.000% due 05/25/2029 (a)	3,266	3,267
6.250% due 05/25/2029	288	292
6.500% due 06/25/2029 (a)	46,178	47,752
6.500% due 10/25/2029	1,935	2,047
7.000% due 11/25/2029	14,541	15,174
7.250% due 02/25/2030	19,756	20,015
Norwest Integrated Structured Assets, Inc.
7.000% due 09/25/2029	3,968	4,112
Pacific Collateralized Mortgage Obligation Trust
8.000% due 03/20/2018	286	288
Paine Webber Mortgage Acceptance Corp.
6.000% due 04/25/2009	9,498	9,694
Patten Mortgage
7.250% due 08/01/2011 (a)	22	22
PHH Mortgage Services Corp.
7.177% due 11/18/2027 (a)	921	973
PNC Mortgage Securities Corp.
6.750% due 06/25/2016 (a)	1,748	1,755
7.000% due 10/25/2027	11,833	11,878
6.750% due 12/25/2027	7,230	7,419
6.976% due 02/25/2028	9,165	9,347
7.000% due 02/25/2028	24,905	25,416
7.000% due 05/25/2028	1,600	1,623
6.750% due 07/25/2028	3,525	3,719
6.750% due 09/25/2028	3,990	4,177
6.750% due 10/25/2028	19,256	19,941
6.750% due 10/25/2028	6,702	7,110
6.500% due 12/25/2028	5,000	5,135
6.750% due 12/25/2028	21,698	23,183
6.250% due 01/25/2029	9,257	9,468
6.500% due 01/25/2029	990	1,027
6.500% due 01/25/2029	465	475
6.300% due 03/25/2029	9,955	10,528
6.200% due 06/25/2029 (a)	26,345	27,212
6.200% due 06/25/2029 (a)	5,261	5,429
6.300% due 06/25/2029	30,400	31,235
6.500% due 06/25/2029 (a)	48,551	51,874
7.000% due 06/25/2030	11,303	12,165
2.263% due 12/25/2030 (a)	7,031	7,040
7.500% due 02/25/2031	16,589	16,932
7.500% due 05/25/2040 (a)	612	619
PNC Mortgage Trust
8.250% due 03/25/2030	18,513	19,240
Prudential Home Mortgage Securities
7.400% due 11/25/2007	686	714

26	PIMCO Total Return Fund Semi-Annual Report I 09.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

7.000% due 01/25/2008	$15,896	$15,875
6.500% due 07/25/2008	5,250	5,321
6.750% due 07/25/2008	225	225
6.950% due 11/25/2022	222	222
6.750% due 10/25/2023	10,996	11,086
5.900% due 12/25/2023	672	678
6.500% due 01/25/2024	39	40
6.500% due 01/25/2024	1,518	1,578
6.250% due 04/25/2024	14,672	15,253
6.800% due 05/25/2024	12,563	13,734
6.450% due 11/25/2025	5,264	5,376
Prudential Securities Secured Financing Corp.
6.074% due 01/15/2008 (a)	9,828	10,568
Prudential-Bache Trust
8.400% due 03/20/2021	3,173	3,353
Regal Trust IV
4.347% due 09/29/2031 (a)	5,845	5,706
Resecuritization Mortgage Trust
2.060% due 04/26/2021 (a)	9	9
6.750% due 06/19/2028	17,742	19,142
6.500% due 04/19/2029	2,442	2,496
Residential Accredit Loans, Inc.
7.500% due 08/25/2027 (a)	7,248	7,455
7.000% due 02/25/2028	40,985	42,020
6.500% due 12/25/2028	400	418
6.500% due 05/25/2029	3,000	3,133
6.750% due 06/25/2029	496	501
7.000% due 07/25/2029	124	125
8.000% due 07/25/2030	5	5
7.000% due 08/25/2031	6,471	6,710
Residential Asset Securitization Trust
7.375% due 03/25/2027	3,119	3,164
7.000% due 10/25/2027	10,871	11,067
7.000% due 01/25/2028	16,271	16,627
6.500% due 12/25/2028	1,250	1,298
6.500% due 03/25/2029	126	127
6.500% due 03/25/2029	18,548	19,099
6.750% due 03/25/2029	194	198
7.875% due 01/25/2030	244	254
8.000% due 02/25/2030	14,035	14,543
2.513% due 09/25/2030 (a)	5,363	5,386
Residential Funding Mortgage Securities I, Inc.
7.500% due 09/25/2011 (a)	2,196	2,226
7.000% due 05/25/2012 (a)	306	308
6.500% due 12/25/2012	15,534	15,971
7.750% due 09/25/2022	17	17
8.000% due 01/25/2023	743	742
8.000% due 02/25/2023	2,285	2,282
6.500% due 11/25/2023	1,660	1,708
7.500% due 12/25/2025	703	711
7.750% due 11/25/2026	726	734
7.500% due 04/25/2027	1,971	1,980
7.500% due 06/25/2027	13,424	13,403
7.500% due 07/25/2027	8,448	8,451
7.250% due 08/25/2027	4,977	4,979
7.250% due 10/25/2027	20,994	21,174
7.000% due 11/25/2027	10,266	10,396
6.750% due 02/25/2028	843	843
6.750% due 02/25/2028	20,522	20,706
6.750% due 02/25/2028	6,424	6,609
6.750% due 05/25/2028	56,242	56,745
6.750% due 06/25/2028	25,600	26,151
6.750% due 06/25/2028	34,800	36,194
6.750% due 07/25/2028	13,292	13,808
6.750% due 08/25/2028	35,000	36,548
6.750% due 09/25/2028	65,993	68,931
6.750% due 09/25/2028	500	510
6.500% due 10/25/2028	52,000	54,210
6.250% due 11/25/2028	3,000	3,135
6.500% due 12/25/2028	23,400	24,670
6.500% due 01/25/2029	20,083	21,205
6.500% due 01/25/2029	52,231	55,229
6.500% due 03/25/2029	27,960	29,658
6.500% due 06/25/2029 (a)	12,903	13,129
6.750% due 07/25/2029 (a)	22,600	23,470
7.000% due 10/25/2029	25,260	26,429
7.500% due 11/25/2029	11,227	11,372
7.500% due 11/25/2030	3,444	3,447
7.500% due 12/25/2030	2,823	2,856
6.316% due 06/25/2031 (a)	16,342	16,514
6.250% due 02/25/2032	6,480	6,528
1.000% due 09/25/2032	224,195	226,465
Resolution Trust Corp.
5.608% due 10/25/2021 (a)	22	22
8.135% due 10/25/2021 (a)	70	69
8.625% due 10/25/2021	64	64
11.060% due 10/25/2021 (a)	35	35
8.000% due 06/25/2026	91	91
6.550% due 05/25/2029 (a)	1,897	1,914
7.141% due 05/25/2029 (a)	1,353	1,362
7.604% due 05/25/2029 (a)	1,361	1,382
RMF Commercial Mortgage Securities, Inc.
6.751% due 01/15/2019 (a)	205	219
Ryland Acceptance Corp.
11.500% due 12/25/2016	48	48
Ryland Mortgage Securities Corp.
8.200% due 06/25/2021	26	26
7.004% due 08/25/2022 (a)	946	969
Saco I, Inc.
7.997% due 07/25/2030 (a)	1,126	1,125
2.203% due 10/25/2030 (a)	10,231	10,231
2.243% due 09/25/2040 (a)	177	177
Salomon Brothers Mortgage Securities VII, Inc.
7.235% due 11/25/2022 (a)	175	175

See accompanying notes I 09.30.02 I PIMCO Total Return Fund Semi-Annual Report	27

PIMCO Total Return Fund Schedule of Investments (Cont.)
September 30, 2002 (Unaudited)
	Principal Amount (000s)	Value (000s)

6.684% due 10/25/2023 (a)	$57	$57
7.718% due 03/25/2024 (a)	132	133
7.879% due 07/01/2024 (a)	1,711	1,713
8.071% due 09/25/2024 (a)	103	104
8.151% due 10/25/2024 (a)	150	150
7.643% due 11/25/2024 (a)	201	202
2.153% due 04/25/2029 (a)	2,290	2,286
2.193% due 04/25/2029 (a)	972	972
2.113% due 06/25/2029 (a)	6,619	6,545
2.213% due 09/25/2029 (a)	33	33
7.599% due 11/25/2030	7,296	7,353
2.133% due 06/25/2032 (a)	54,198	54,085
Santa Barbara Savings & Loan Association
9.500% due 11/20/2018	1,128	1,133
Saxon Mortgage Securities Corp.
6.250% due 04/25/2009	252	252
7.375% due 09/25/2023	6,372	6,478
Sears Mortgage Securities
12.000% due 02/25/2014	373	375
6.120% due 11/25/2021 (a)	204	208
7.431% due 10/25/2022 (a)	904	1,096
5.489% due 12/25/2028 (a)	161	161
Securitized Asset Sales, Inc.
7.499% due 06/25/2023 (a)	145	146
6.510% due 10/25/2023 (a)	216	215
6.952% due 11/26/2023 (a)	356	355
7.410% due 09/25/2024 (a)	867	865
Security Pacific National Bank
6.870% due 03/25/2018 (a)	56	56
6.749% due 09/25/2019 (a)	234	234
Sequoia Mortgage Trust
3.520% due 10/25/2024 (a)	38,144	38,221
Small Business Administration
7.540% due 08/10/2009	78,432	89,856
8.017% due 02/10/2010	94,482	110,313
7.452% due 09/01/2010	15,334	17,513
Starwood Commercial Mortgage Trust
6.600% due 02/03/2009	9,382	10,208
Structured Asset Mortgage Investments, Inc.
5.462% due 05/25/2022	9,102	9,170
6.750% due 03/25/2028	20,798	20,908
6.911% due 06/25/2028 (a)	11,601	12,297
6.250% due 11/25/2028	14,878	15,824
6.750% due 01/25/2029	10,000	10,461
6.300% due 05/25/2029 (a)	6,502	6,511
6.576% due 06/25/2029 (a)	18,690	19,362
7.250% due 07/25/2029 (a)	1,681	1,680
7.203% due 02/25/2030 (a)	1,312	1,364
6.750% due 05/02/2030	25,000	26,186
7.275% due 04/25/2032	32,514	33,368
2.154% due 09/19/2032 (a)	125,136	125,136
Structured Asset Notes Transactions Ltd.
6.650% due 08/30/2005 (a)	11,678	11,506
Structured Asset Securities Corp.
7.000% due 02/25/2016	13,265	13,636
7.500% due 07/25/2016	25,782	26,514
7.000% due 12/25/2027 (a)	38,618	39,290
7.750% due 02/25/2028	2,402	2,510
6.750% due 07/25/2029	1,763	1,800
6.750% due 07/25/2029	355	359
2.413% due 11/25/2030 (a)	8,132	8,151
2.263% due 05/25/2031 (a)	5,328	5,344
5.800% due 09/25/2031	53,200	54,055
6.500% due 09/25/2031 (a)	102,364	104,332
6.250% due 01/25/2032 (a)	216,640	222,500
2.100% due 02/25/2032 (a)	141,898	141,351
6.320% due 02/25/2032 (a)	142,665	145,407
2.080% due 06/25/2032 (a)	2,381	2,380
6.150% due 07/25/2032 (a)	102,262	104,942
Structured Mortgage Asset Residential Trust
7.584% due 07/25/2024 (a)	47	50
Superannuation Members Home Loans Global Fund
2.081% due 06/15/2026 (a)	12,545	12,555
TMA Mortgage Funding Trust
2.193% due 01/25/2029 (a)	18,221	18,221
Torrens Trust
2.083% due 07/15/2031 (a)	22,577	22,594
Union Planters Mortgage Finance Corp.
6.750% due 01/25/2028	4,000	4,311
6.800% due 01/25/2028	15,000	16,437
United Mortgage Securities Corp.
6.530% due 06/25/2032 (a)	14,133	14,431
6.964% due 09/25/2033 (a)	683	699
Vendee Mortgage Trust
6.500% due 05/15/2020	32,730	35,271
6.835% due 01/15/2030 (a)	12,629	13,094
Washington Mutual Mortgage Securities Corp.
6.750% due 05/25/2031	99	99
5.240% due 10/25/2032 (a)	296,654	303,379
Washington Mutual, Inc.
7.500% due 11/19/2029	600	617
5.596% due 04/25/2032	2,000	2,011
6.013% due 10/19/2039 (a)	3,000	3,082
6.398% due 10/19/2039 (a)	165,452	169,023
6.601% due 10/19/2039 (a)	58,004	58,747
6.601% due 10/19/2039 (a)	32,132	31,444
5.277% due 12/25/2040 (a)	26,026	26,368
4.470% due 01/25/2041 (a)	49,539	50,367
Wells Fargo Mortgage-Backed Securities Trust
6.125% due 07/25/2031	11,992	12,204
6.633% due 10/25/2031 (a)	16,327	16,756
6.675% due 10/25/2031 (a)	25,095	25,753
6.706% due 10/25/2031 (a)	2,191	2,249
6.197% due 01/25/2032	26,981	27,382

28	PIMCO Total Return Fund Semi-Annual Report I 09.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

6.251% due 01/25/2032 (a)	$43,655	$44,255
5.221% due 09/25/2032 (a)	124,200	126,160
Western Federal Savings & Loan Association
6.387% due 06/25/2021 (a)	578	580

		13,205,528

Fannie Mae 22.9%
0.990% due 05/01/2017	78,570	81,656
3.884% due 09/01/2017 (a)	2,567	2,580
3.946% due 10/01/2040 (a)	12,472	12,801
3.953% due 10/01/2030- 09/01/2040 (a)(d)	30,912	31,730
3.956% due 10/01/2040 (a)	9,796	10,055
3.969% due 09/01/2024 (a)	902	919
3.973% due 03/01/2033 (a)	365	373
4.458% due 04/01/2027 (a)	46	47
4.500% due 09/01/2024 (a)	1,172	1,199
4.515% due 02/01/2028 (a)	131	134
4.625% due 05/01/2023 (a)	551	564
4.814% due 08/01/2027 (a)	13,416	13,765
4.944% due 07/01/2024 (a)	2,468	2,528
4.945% due 06/01/2024 (a)	370	383
5.000% due 04/01/2014	373	381
5.005% due 05/01/2024 (a)	1,356	1,407
5.031% due 10/01/2027 (a)	2,319	2,406
5.082% due 05/01/2026 (a)	222	230
5.090% due 09/01/2022 (a)	480	490
5.116% due 06/01/2023 (a)	880	901
5.163% due 01/01/2018 (a)	883	909
5.214% due 10/01/2024 (a)	226	233
5.282% due 11/01/2025 (a)	1,707	1,750
5.295% due 11/01/2023 (a)	112	113
5.324% due 05/01/2025 (a)	1,360	1,400
5.342% due 08/01/2025	4,610	4,752
5.372% due 09/01/2022 (a)	550	559
5.383% due 11/01/2025 (a)	740	761
5.435% due 08/01/2026 (a)	790	814
5.450% due 05/01/2022 (a)	254	254
5.453% due 04/01/2027 (a)	300	310
5.500% due 01/01/2004- 11/14/2032 (d)	3,494,727	3,598,267
5.568% due 02/01/2028 (a)	390	404
5.666% due 05/01/2030 (a)	127	131
5.690% due 09/01/2025 (a)	443	457
5.694% due 09/01/2023 (a)	1,007	1,035
5.705% due 11/01/2025 (a)	926	950
5.713% due 03/01/2025 (a)	3,327	3,425
5.758% due 10/01/2024 (a)	467	484
5.807% due 01/01/2026 (a)	373	386
5.874% due 11/01/2025 (a)	169	174
5.918% due 08/01/2023 (a)	147	150
5.937% due 12/01/2031	5,553	6,118
5.982% due 12/01/2023 (a)	450	460
6.000% due 11/01/2003- 01/01/2039 (d)	10,280,951	10,680,320
6.038% due 10/01/2023 (a)	361	371
6.048% due 01/01/2011	148	170
6.090% due 12/01/2008	48	54
6.200% due 12/01/2023 (a)	463	477
6.210% due 08/01/2010	49,827	56,563
6.250% due 09/01/2029 (a)	302	312
6.251% due 01/01/2024 (a)	329	339
6.255% due 09/01/2013	64,000	72,608
6.287% due 03/01/2026 (a)	468	485
6.315% due 01/01/2024 (a)	270	278
6.343% due 02/01/2026 (a)	255	265
6.351% due 01/01/2024 (a)	683	703
6.376% due 12/01/2023 (a)	95	98
6.381% due 11/01/2023 (a)	409	421
6.399% due 12/01/2023 (a)	312	322
6.420% due 12/01/2007	150	169
6.472% due 10/01/2023 (a)	138	143
6.500% due 04/01/2003- 10/15/2032 (d)	21,237	22,160
6.501% due 07/01/2019 (a)	379	396
6.530% due 10/01/2013	4,229	4,786
6.550% due 01/01/2008	922	1,043
6.555% due 08/01/2028	2,194	2,462
6.578% due 04/01/2026 (a)	443	462
6.594% due 12/01/2027 (a)	3,263	3,357
6.651% due 09/01/2027 (a)	284	296
6.710% due 11/01/2023 (a)	39	41
6.730% due 11/01/2007	1,104	1,257
6.750% due 08/01/2003	17	17
6.796% due 05/01/2023 (a)	1,471	1,526
6.811% due 08/01/2027 (a)	653	689
6.847% due 07/01/2003	54	55
6.900% due 06/01/2007	368	413
6.982% due 06/01/2007	451	508
7.000% due 07/01/2003- 10/15/2032 (a)(d)	44,953	46,359
7.040% due 03/01/2007	52	59
7.235% due 10/01/2003	52	53
7.250% due 01/01/2008- 01/01/2023 (d)	7,376	7,799
7.285% due 07/01/2003	108	109
7.391% due 06/01/2030 (a)	10,676	11,277
7.430% due 01/25/2023	1,621	1,671
7.460% due 08/01/2029	3,884	4,708
7.500% due 08/01/2003- 10/15/2032 (d)	15,808	17,206
7.750% due 06/01/2009	105	112
7.780% due 01/01/2018	2,200	2,775
7.850% due 07/01/2018	6,572	8,179
7.920% due 03/01/2018	2,712	3,461
7.980% due 05/01/2030	6,596	7,084
8.000% due 08/01/2003- 08/01/2031 (d)	14,662	15,675
8.060% due 04/01/2030	1,832	1,954
8.080% due 04/01/2030	1,003	1,071
8.250% due 10/01/2008- 03/01/2030 (d)	2,003	2,451

See accompanying notes I 09.30.02 I PIMCO Total Return Fund Semi-Annual Report	29

PIMCO Total Return Fund Schedule of Investments (Cont.)
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

8.490% due 06/01/2025	$973	$1,054
8.500% due 11/01/2004- 10/01/2031 (d)	49,771	53,405
9.000% due 10/01/2004- 12/01/2027 (d)	4,414	4,858
9.500% due 12/01/2006- 07/01/2026 (d)	5,355	5,884
9.750% due 11/01/2008	7	8
10.000% due 09/01/2003- 05/01/2022 (d)	974	1,116
10.500% due 11/01/2013- 04/01/2022 (d)	312	354
10.750% due 03/01/2014	13	15
11.000% due 11/01/2013- 11/01/2020 (d)	139	160
11.500% due 08/20/2016- 11/01/2019 (d)	47	55
12.000% due 05/01/2016	5	6
12.500% due 10/01/2015	20	24
13.250% due 09/01/2011	9	10
14.500% due 06/01/2012- 01/01/2013 (d)	5	6
14.750% due 08/01/2012	111	136
15.000% due 10/01/2012 (a)	189	232
15.500% due 10/01/2012- 12/01/2012 (d)	11	14
15.750% due 12/01/2011- 08/01/2012 (d)	74	91
16.000% due 09/01/2012	73	91

		14,841,933

Federal Housing Administration 0.7%
6.000% due 03/20/2028	3,423	3,544
6.755% due 03/01/2041	16,079	17,498
6.780% due 07/25/2040	7,572	8,346
6.790% due 05/01/2039	10,716	11,109
6.830% due 12/01/2039	3,449	4,014
6.875% due 11/01/2015	2,757	2,771
6.880% due 10/01/2040- 02/01/2041 (d)	21,539	23,256
6.896% due 07/01/2020	15,188	15,112
6.900% due 12/01/2040	22,694	24,568
6.930% due 07/01/2014- 01/01/2036 (d)	22,215	24,339
6.960% due 05/01/2016	7,018	7,063
7.050% due 03/25/2040	530	581
7.110% due 05/01/2019	3,705	3,753
7.125% due 03/01/2034	4,344	4,601
7.211% due 12/01/2021	1,544	1,553
7.250% due 06/01/2040	8,222	9,606
7.310% due 06/01/2041	23,497	25,429
7.315% due 08/01/2019	26,155	26,858
7.350% due 11/01/2020- 11/01/2022 (d)	9,589	9,697
7.375% due 02/01/2018- 12/31/2022 (d)	10,642	10,877
7.400% due 01/25/2020- 02/01/2020 (d)	12,620	12,839
7.430% due 12/01/2016- 07/01/2025 (d)	89,303	90,753
7.450% due 05/01/2021- 10/01/2023 (d)	14,693	14,949
7.460% due 01/01/2023	1,628	1,657
7.465% due 11/01/2019	16,833	17,138
7.500% due 01/31/2031- 03/01/2032 (d)	3,995	4,207
7.580% due 12/01/2040	7,380	8,171
7.630% due 08/01/2041	17,679	17,635
7.650% due 11/01/2018	122	129
7.780% due 11/01/2040	7,373	8,265
7.880% due 03/01/2041	13,350	14,628
7.930% due 05/01/2016	1,770	1,859
8.250% due 10/29/2023- 01/01/2041 (d)	9,337	10,057
8.375% due 02/01/2012	336	349

		447,185

Freddie Mac 0.7%
2.223% due 06/15/2031 (a)	12,357	12,389
4.000% due 06/01/2017 (a)	11	11
4.250% due 04/01/2017 (a)	21	21
4.574% due 09/01/2023 (a)	1,274	1,311
4.589% due 07/01/2025 (a)	3,913	4,032
4.612% due 06/01/2022 (a)	250	257
4.625% due 08/01/2024 (a)	163	168
4.652% due 07/01/2022 (a)	365	375
4.716% due 08/01/2023 (a)	430	442
4.750% due 06/01/2024 (a)	886	915
4.781% due 08/01/2023 (a)	128	133
4.812% due 07/01/2023 (a)	296	304
4.823% due 06/01/2022 (a)	608	626
4.826% due 08/01/2023 (a)	2,800	2,884
4.918% due 10/01/2023 (a)	452	468
4.933% due 05/01/2023 (a)	917	946
5.255% due 11/01/2026 (a)	2,964	3,047
5.269% due 09/01/2023 (a)	4,731	4,891
5.430% due 07/01/2024 (a)	821	850
5.467% due 07/01/2023 (a)	801	818
5.481% due 10/01/2023 (a)	75	76
5.500% due 10/01/2008- 01/01/2014 (a)(d)	1,032	1,075
5.535% due 12/01/2022 (a)	147	150
5.550% due 05/01/2023 (a)	537	546
5.584% due 06/01/2024 (a)	1,871	1,920
5.621% due 09/01/2023 (a)	813	828
5.650% due 08/01/2023 (a)	4	5
5.678% due 04/01/2024 (a)	3,458	3,548
5.692% due 04/01/2023 (a)	168	171
5.795% due 12/01/2026 (a)	3,234	3,324

30	PIMCO Total Return Fund Semi-Annual Report I 09.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

5.875% due 08/01/2023 (a)	$4,403	$4,534
5.900% due 11/01/2023 (a)	160	165
5.947% due 09/01/2023 (a)	759	778
5.981% due 10/01/2023 (a)	472	486
6.000% due 01/01/2011- 01/01/2029 (d)	227,729	236,435
6.183% due 10/01/2023 (a)	771	791
6.250% due 01/01/2019 (a)	3	4
6.256% due 04/01/2029 (a)	603	621
6.318% due 10/01/2023 (a)	384	394
6.365% due 11/01/2023 (a)	54	56
6.440% due 01/01/2024 (a)	196	203
6.462% due 01/01/2024 (a)	225	231
6.500% due 11/01/2002- 05/01/2026 (d)	18,247	19,055
6.635% due 12/01/2023 (a)	400	412
6.755% due 11/01/2028 (a)	9,613	10,044
6.775% due 11/01/2003	25	27
6.875% due 09/01/2018 (a)	377	391
7.000% due 10/01/2002- 01/01/2030 (a)(d)	93,456	99,549
7.250% due 11/01/2008	65	67
7.274% due 09/01/2027 (a)	980	1,037
7.500% due 09/01/2003- 10/01/2030 (a)(d)	5,227	5,417
7.645% due 05/01/2025	2,614	3,093
7.804% due 07/01/2030 (a)	24,166	25,042
8.000% due 12/01/2002- 09/01/2024 (d)	2,385	2,518
8.250% due 12/01/2002- 12/01/2009 (d)	115	121
8.500% due 09/01/2003- 06/01/2030 (d)	2,414	2,598
8.750% due 01/01/2007- 12/01/2010 (d)	25	27
9.000% due 07/01/2004- 07/01/2030 (d)	520	560
9.250% due 10/01/2009- 11/01/2013 (d)	11	12
9.500% due 01/01/2003- 12/01/2022 (a)(d)	836	916
9.750% due 11/01/2004- 05/01/2009 (d)	13	15
10.000% due 11/01/2002- 03/01/2021 (d)	569	634
10.250% due 04/01/2009- 07/01/2009 (d)	621	696
10.500% due 10/01/2017- 01/01/2021 (d)	201	234
10.750% due 09/01/2009- 12/01/2015 (a)(d)	240	269
11.000% due 11/01/2009- 05/01/2020 (d)	380	435
11.250% due 10/01/2009- 09/01/2015 (d)	13	14
11.500% due 01/01/2018	37	42
12.500% due 12/01/2012 (a)	11	13
13.250% due 10/01/2013	74	89
14.000% due 04/01/2016	11	14
15.500% due 08/01/2011- 11/01/2011 (d)	9	11
16.250% due 05/01/2011	1	2

		464,583

Government National Mortgage Association 8.6%
4.000% due 11/25/2032 (a)	5,000	5,037
4.500% due 05/20/2028- 05/20/2030 (a)(d)	25,622	26,338
4.875% due 02/20/2016 (a)	131	135
5.000% due 04/20/2028- 05/20/2030 (a)(d)	81,284	83,516
5.250% due 03/20/2030 (a)	466	476
5.375% due 05/20/2017- 05/20/2028 (a)(d)	342,806	353,455
5.500% due 08/20/2029- 11/20/2029 (a)(d)	36,545	37,364
5.650% due 10/15/2012	9	10
5.875% due 04/20/2023 (a)(d)	166	174
6.000% due 10/15/2008- 03/15/2032 (a)(d)	1,599,530	1,663,073
6.500% due 10/15/2008- 09/15/2040 (a)(d)	1,551,153	1,620,527
6.625% due 12/20/2015- 01/15/2040 (a)(d)	173,663	180,529
6.670% due 08/15/2040	952	1,076
6.750% due 01/15/2003- 07/15/2031 (a)(d)	225,643	233,272
6.800% due 05/15/2040	2,966	3,378
6.875% due 02/15/2040	987	1,129
7.000% due 10/15/2003- 01/03/2041 (a)(d)	1,220,122	1,282,608
7.250% due 12/15/2022- 08/20/2027 (a)(d)	596	633
7.500% due 01/15/2003- 01/15/2041 (d)	27,277	31,636
7.700% due 06/15/2031	6,715	8,012
8.000% due 08/15/2005- 05/20/2031 (a)(d)	8,150	8,745
8.250% due 08/15/2004- 05/15/2022 (d)	731	796
8.500% due 03/20/2006- 01/15/2031 (d)	6,128	6,651
8.750% due 03/15/2007- 07/15/2007 (d)	68	73
9.000% due 09/15/2003-
08/15/2030 (a)(d)	3,813	4,245
9.250% due 07/15/2003- 12/20/2016 (d)	64	69
9.500% due 12/15/2003- 07/15/2025 (a)(d)	3,630	4,080

See accompanying notes I 09.30.02 I PIMCO Total Return Fund Semi-Annual Report	31

PIMCO Total Return Fund Schedule of Investments (Cont.)
September 30, 2002 (Unaudited)
	Principal Amount (000s)	Value (000s)

9.750% due 07/15/2004	$17	$18
10.000% due 08/20/2004- 02/15/2025 (a)(d)	2,990	3,431
10.250% due 02/20/2019	11	13
10.500% due 06/15/2004- 09/15/2021 (a)(d)	372	431
11.000% due 05/15/2004- 04/20/2019 (d)	171	196
11.250% due 12/20/2015	11	13
11.500% due 10/15/2010- 10/15/2015 (a)(d)	74	85
12.000% due 11/15/2012- 05/15/2016 (d)	340	402
12.500% due 01/15/2011	1	1
13.000% due 12/15/2012	13	15
13.500% due 10/15/2012- 09/15/2014 (d)	63	77
15.000% due 08/15/2011- 11/15/2012 (a)(d)	136	168
16.000% due 10/15/2011- 05/15/2012 (a)(d)	115	141
17.000% due 11/15/2011- 12/15/2011(d)	51	64

		5,562,092

Stripped Mortgage-Backed Securities 0.0%
Bear Stearns Mortgage Securities, Inc. (IO)
7.200% due 07/25/2024	28	0
7.500% due 08/25/2024	197	9
Fannie Mae (IO)
0.950% due 03/25/2009 (a)	14,699	258
0.950% due 11/25/2021 (a)	10,312	79
6.500% due 05/25/2005	240	10
6.500% due 02/25/2007	34	0
6.500% due 09/25/2007	78	0
6.500% due 10/25/2007	1	0
6.500% due 09/25/2008	318	33
6.500% due 03/25/2020	13	0
6.500% due 08/25/2020	27	0
6.500% due 08/25/2020	422	5
6.500% due 10/25/2022	34	3
6.500% due 01/25/2023	1,633	183
6.500% due 01/25/2023	528	47
6.756% due 02/25/2023 (a)	6,592	754
7.500% due 04/25/2021	540	13
22.425% due 09/25/2008	2	38
903.213% due 08/25/2021	2	44
1000.000% due 04/25/2022	1	31
Fannie Mae (PO)
0.000% due 09/01/2007	379	372
0.000% due 01/25/2019	18	16
0.000% due 08/25/2023	208	191
Freddie Mac (IO)
6.000% due 10/15/2007	40	1
6.000% due 01/15/2008	1	0
6.400% due 10/15/2008	22	2
6.430% due 02/15/2008 (a)	257	21
6.500% due 11/15/2008	862	91
6.500% due 09/15/2023	119	13
6.680% due 12/15/2023 (a)	143	3
7.000% due 08/15/2008	1,134	104
7.000% due 04/15/2023	426	45
7.000% due 06/15/2023	2,745	333
7.000% due 06/15/2023	1,525	163
7.630% due 09/15/2007 (a)	2,381	232
9.000% due 05/15/2022	45	8
82.576% due 08/15/2007	5	64
884.500% due 01/15/2021	1	8
1007.500% due 02/15/2022	2	29
Government National Mortgage Association (PO)
0.000% due 02/26/2019	40	40
Paine Webber CMO Trust (IO)
1359.500% due 08/01/2019	1	20
Prudential Home Mortgage Securities (IO)
1007.071% due 10/25/2023	1	4
Vendee Mortgage Trust (IO)
0.456% due 06/15/2023 (a)	106,445	1,597

		4,864

Total Mortgage-Backed Securities (Cost $ 33,527,503)		34,526,186

ASSET-BACKED SECURITIES 3.6%
Aames Mortgage Trust
2.183% due 06/15/2027 (a)	324	324
7.589% due 10/15/2029	98	107
ABFS Equipment Contract Trust
6.100% due 10/15/2005	3	3
ABSC Long Beach Home Equity Loan Trust
2.420% due 07/21/2030 (a)	375	373
2.080% due 08/21/2030 (a)	23,243	23,204
Ace Securities Corp.
2.133% due 11/25/2028 (a)	259	259
2.153% due 06/25/2032 (a)	119,813	119,614
Advanta Mortgage Loan Trust
2.013% due 05/25/2027 (a)	667	660
2.188% due 11/25/2029 (a)	2,019	2,011
8.250% due 08/25/2030	7,954	9,060
Advanta Revolving Home Equity Loan Trust
2.183% due 01/25/2024 (a)	10,967	10,953
2.063% due 02/25/2025 (a)	7,101	7,064
Aerco Ltd.
2.783% due 07/15/2025 (a)	37,225	37,259
American Express Master Trust
7.850% due 08/15/2005	220	243

32	PIMCO Total Return Fund Semi-Annual Report I 09.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

American Stores Corp.
2.610% due 08/30/2004 (a)	$20,000	$19,774
Americredit Automobile Receivable Trust
7.020% due 12/12/2005	29,373	30,457
2.290% due 09/05/2006 (a)	21,922	21,956
Ameriquest Mortgage Securities, Inc.
2.143% due 06/15/2030 (a)	3,334	3,332
2.123% due 07/15/2030 (a)	10,697	10,699
Amresco Residential Securities Mortgage Loan Trust
2.000% due 07/25/2027 (a)	1	1
Bank One Heloc Trust
2.080% due 04/20/2020 (a)	20,658	20,550
Bay View Auto Trust
7.640% due 11/25/2010	310	318
Bayview Financial Acquisition Trust
2.193% due 02/25/2030 (a)	12,430	12,422
2.203% due 07/25/2030 (a)	37,606	37,606
2.203% due 11/25/2030 (a)	74,800	74,999
2.213% due 04/25/2031 (a)	68,494	68,439
2.093% due 07/25/2031 (a)	29,305	29,241
2.193% due 11/25/2031 (a)	4,015	4,013
Bear Stearns Asset-Backed Securities, Inc.
2.310% due 04/25/2032 (a)	20,842	20,885
2.140% due 10/25/2032 (a)	89,027	88,957
2.213% due 10/25/2032 (a)	26,694	26,682
Brazos Student Loan Finance Co.
2.600% due 06/01/2023 (a)	51,360	51,480
2.090% due 12/01/2025 (a)	24,940	24,877
Capital Asset Research Funding LP
6.400% due 12/15/2004	202	206
5.905% due 12/15/2005	774	771
Champion Home Equity Loan Trust
2.073% due 03/25/2029 (a)	1,923	1,912
2.213% due 09/25/2029 (a)	9,490	9,456
Charming Shoppes Master Trust
2.273% due 08/15/2008 (a)	250	251
Chase Funding Mortgage Loan Asset-Backed Certificates
2.033% due 10/25/2030 (a)	21,534	21,514
Cityscape Home Equity Loan Trust
7.650% due 09/25/2025	180	188
Community Program Loan Trust
4.500% due 10/01/2018	20,039	20,329
4.500% due 04/01/2029	26,000	24,299
Compucredit Credit Card Master Trust
2.043% due 03/15/2007 (a)	32,000	32,020
Conseco Finance Corp.
7.890% due 07/15/2018 (b)	1,176	1,198
7.800% due 05/15/2020 (b)	167	179
Conseco Finance Home Loan Trust
8.080% due 02/15/2022 (b)	14,365	14,617
8.160% due 06/15/2024	2,000	2,082
Conseco Finance Securitizations Corp.
3.220% due 09/01/2023 (b)	1,137	1,143
2.193% due 10/15/2031 (a)(b)	8,631	8,586
7.970% due 05/01/2032 (b)	8,300	8,915
8.310% due 05/01/2032 (b)	12,400	13,124
ContiMortgage Home Equity Loan Trust
6.990% due 03/15/2021	62	62
6.930% due 11/25/2022 (a)	10,299	10,310
7.220% due 01/15/2028	80	81
2.033% due 08/15/2028 (a)	443	443
Cross Country Master Credit Card Trust II
2.323% due 06/15/2006 (a)	4,600	4,619
Delta Funding Home Equity Loan Trust
2.233% due 09/15/2029 (a)	4,503	4,502
2.143% due 06/15/2030 (a)	14,466	14,456
Denver Arena Trust
6.940% due 11/15/2019	4,044	4,448
Discover Card Master Trust I
6.850% due 07/17/2007	960	1,055
6.707% due 10/16/2013 (a)	400	404
Duck Auto Grantor Trust
7.260% due 05/15/2005	5,042	5,051
Embarcadero Aircraft Securitization Trust
2.303% due 08/15/2025 (a)	14,400	11,808
EQCC Home Equity Loan Trust
1.983% due 10/15/2027 (a)	376	375
7.448% due 08/25/2030	96	105
Equivantage Home Equity Loan Trust
6.550% due 10/25/2025	42	42
First Alliance Mortgage Loan Trust
2.250% due 01/25/2025 (a)	267	267
2.200% due 03/20/2031 (a)	12,811	12,789
Firstcity Auto Receivables Trust
7.400% due 12/15/2005	988	1,021
FMAC Loan Receivables Trust
7.900% due 04/15/2019	20	17
6.500% due 09/15/2020	177	191
6.830% due 09/15/2020	680	728
GE Capital Equipment Lease Trust
6.850% due 05/20/2008 (a)	120	124
GMAC Mortgage Corp. Loan Trust
7.950% due 03/25/2030	10,277	11,184
Green Tree Financial Corp.
6.240% due 11/01/2016	110	113
5.760% due 11/01/2018	145	150
8.300% due 05/15/2026	1,338	1,460
7.400% due 06/15/2027	1,983	2,063

See accompanying notes I 09.30.02 I PIMCO Total Return Fund Semi-Annual Report	33

PIMCO Total Return Fund Schedule of Investments (Cont.)
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

6.870% due 02/01/2030	$1,845	$1,738
6.480% due 12/01/2030	55	58
Green Tree Home Improvement Loan Trust
1.993% due 08/15/2029 (a)	283	282
2.473% due 11/15/2029 (a)	1,273	1,268
Green Tree Recreational, Equipment, & Consumables
6.715% due 02/01/2009	34,367	37,796
6.490% due 02/15/2018	6	6
6.180% due 06/15/2019	13,002	13,363
Greenpoint Manufactured Housing
7.270% due 06/15/2029	110	118
Headlands Home Equity Loan Trust
2.473% due 12/15/2024 (a)	135	135
Home Equity Asset Trust
2.110% due 11/25/2032 (a)	58,606	58,408
Household Consumer Loan Trust
2.243% due 08/15/2006 (a)	10,067	9,625
Household Mortgage Loan Trust
2.120% due 05/20/2032 (a)	118,687	118,631
HPSC Equipment Receivables LLC
2.120% due 11/22/2007 (a)	574	574
IMC Home Equity Loan Trust
7.038% due 07/25/2026 (a)	298	305
1.980% due 08/20/2029 (a)	61	60
IMPAC Secured Assets CMN Owner Trust
7.770% due 07/25/2025 (a)	889	935
Indymac Home Equity Loan Asset-Backed Trust
2.083% due 10/25/2029 (a)	1,378	1,383
2.103% due 07/25/2030 (a)	5,150	5,148
Indymac Manufactured Housing Contract
6.170% due 12/25/2011	3,006	3,104
Irwin Home Equity Loan Trust
2.183% due 02/25/2012 (a)	5,508	5,508
2.188% due 06/25/2021 (a)	5,741	5,740
2.100% due 06/25/2029 (a)	111,995	111,713
Keystone Owner Trust
6.840% due 12/25/2018	372	380
Long Beach Auto Receivables Trust
6.940% due 09/19/2007	1,096	1,124
Long Beach Mortgage Loan Trust
2.093% due 11/25/2009 (a)	67,884	67,649
2.120% due 04/21/2031 (a)	6,078	6,059
Marriott Vacation Club Owner Trust
2.170% due 09/20/2017 (a)	48,286	48,268
Mellon Residential Funding Corp.
5.565% due 06/25/2009	20,000	20,283
Merit Securities Corp.
7.880% due 12/28/2033	34,400	36,562
Merrill Lynch Mortgage Investors, Inc.
2.183% due 04/25/2031 (a)	33,122	33,123
Mesa Trust Asset Backed Certificates
2.120% due 05/15/2033 (a)	3,933	3,933
Metropolitan Asset Funding, Inc.
2.273% due 04/25/2029 (a)	6,130	6,109
Mid-State Trust
8.330% due 04/01/2030	54,532	60,407
7.340% due 07/01/2035	1,920	2,121
6.340% due 10/15/2036	45,118	47,591
MLCC Mortgage Investors, Inc.
2.203% due 03/15/2025 (a)	255	255
Morgan Stanley ABS Capital, Inc.
2.113% due 08/25/2030 (a)	42,348	42,209
Morgan Stanley Dean Witter Capital I
2.143% due 07/25/2032 (a)	46,584	46,453
MPC Natural Gas Funding Trust
6.200% due 03/15/2013	8,113	9,267
Myra-Pemex Trust
2.687% due 10/20/2006 (a)	272	264
2.492% due 12/23/2006 (a)	5,068	4,916
2.672% due 12/23/2006 (a)	613	595
2.687% due 12/23/2006 (a)	7,033	6,822
National Medical Care, Inc.
2.937% due 09/30/2003 (a)	14,310	14,060
New Century Home Equity Loan Trust
7.540% due 06/25/2029	91	96
Novastar Home Equity Loan
2.088% due 04/25/2028 (a)	572	570
NPF XII, Inc.
2.470% due 11/01/2003 (a)(l)	49,000	49,000
Option One Mortgage Loan Trust
2.103% due 06/25/2030 (a)	661	658
2.103% due 09/25/2030 (a)	12,322	12,309
Provident Bank Equipment Lease Trust
2.110% due 11/25/2011 (a)	12,808	12,846
Provident Bank Home Equity Loan Trust
2.113% due 06/25/2021 (a)	12,384	12,358
Providian Gateway Master Trust
2.043% due 03/15/2007 (a)	28,900	28,920
Providian Master Trust
6.250% due 06/15/2007	25	25
Renaissance Home Equity Loan Trust
2.160% due 08/25/2032 (a)	38,562	38,628
Residential Asset Mortgage Products, Inc.
7.980% due 12/25/2030	24,463	27,139
Residential Asset Securitization Trust
6.750% due 03/25/2028	40,000	40,863

34	PIMCO Total Return Fund Semi-Annual Report I 09.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

Residential Funding Mortgage Securities II, Inc.
7.670% due 01/25/2020	$1,040	$1,105
Residential Mortgage Loan Trust
2.625% due 09/25/2029 (a)	210	211
RJR Nabisco
7.500% due 12/31/2003	19,948	19,948
Salomon Brothers Mortgage Securities VII, Inc.
2.043% due 12/25/2026 (a)	2	2
2.093% due 09/25/2028 (a)	13,755	13,737
2.243% due 11/15/2029 (a)	8,792	8,787
2.403% due 12/15/2029 (a)	31,857	31,848
2.153% due 12/25/2029 (a)	6,821	6,804
2.110% due 03/25/2032 (a)	14,316	14,266
Sand Trust
2.093% due 08/25/2032 (a)	9,377	9,361
Saxon Asset Securities Trust
2.073% due 11/25/2033 (a)	33,829	33,818
Sears Credit Account Master Trust
6.050% due 01/15/2008	354	364
SLM Student Loan Trust
2.099% due 10/25/2005 (a)	387	387
2.179% due 10/25/2005 (a)	2,348	2,355
2.239% due 04/25/2006 (a)	14,450	14,474
2.349% due 01/25/2007 (a)	251	251
2.389% due 10/25/2007 (a)	5,105	5,121
2.051% due 04/25/2011 (a)	15,899	15,931
Structured Product Asset Trust
2.942% due 02/12/2003 (a)	4,200	3,906
1.910% due 06/20/2004 (a)	825	821
Team Fleet Financing Corp.
7.350% due 05/15/2003	10	10
UCFC Home Equity Loan
6.755% due 11/15/2023	165	167
8.200% due 09/15/2027	70	72
6.870% due 07/15/2029	70	76
USAA Auto Loan Grantor Trust
6.100% due 02/15/2006	61	62
Vanderbilt Acquisition Loan Trust
3.280% due 01/07/2013	48,451	48,905
WFS Financial Owner Trust
6.920% due 01/20/2004 (a)	651	653
WMC Mortgage Loan
2.273% due 10/15/2029 (a)	26,580	26,544
2.163% due 05/15/2030 (a)	4,682	4,672

Total Asset-Backed Securities (Cost $2,307,196)		2,328,898

SOVEREIGN ISSUES 2.0%
Banco Vivienda del Peru
9.980% due 08/01/2008	660	766
Kingdom of Jordan
6.000% due 12/23/2023	4,100	3,416
Kingdom of Spain
7.000% due 07/19/2005	500	560
Kingdom of Sweden
10.250% due 11/01/2015	500	688
Manitoba Providence of Canada
7.500% due 02/22/2010	340	420
Province of New Brunswick
7.125% due 10/01/2002	1,700	1,700
Province of Newfoundland
9.000% due 06/01/2019	500	706
Province of Ontario
7.625% due 06/22/2004	1,000	1,093
7.000% due 08/04/2005	1,000	1,120
6.000% due 02/21/2006	1,800	1,985
5.500% due 10/01/2008	12,000	13,393
Province of Quebec
7.375% due 02/01/2003	150	153
8.800% due 04/15/2003	1,100	1,142
1.951% due 06/11/2004 (a)	15,500	15,509
6.500% due 01/17/2006	2,475	2,762
8.050% due 07/07/2024	800	1,084
6.620% due 04/09/2026	25,000	30,988
1.937% due 09/29/2049 (a)	5,600	4,942
Republic of Brazil
3.062% due 04/15/2006 (a)	206,420	135,990
3.062% due 04/15/2006 (a)	19,584	12,902
11.500% due 03/12/2008	26,700	13,951
3.125% due 04/15/2009 (a)	8,318	4,159
11.000% due 01/11/2012	28,350	12,828
8.000% due 04/15/2014	243,450	118,998
8.875% due 04/15/2024	4,000	1,536
10.125% due 05/15/2027	20,000	8,300
12.250% due 03/06/2030	8,000	3,760
11.000% due 08/17/2040	122,500	54,206
Republic of Croatia
2.687% due 07/31/2006 (a)	2,203	2,181
2.687% due 07/31/2010 (a)	32,582	32,337
Republic of France
5.000% due 01/12/2003	32	32
Republic of Italy
4.500% due 01/15/2003	32	32
Republic of Kazakhstan
8.375% due 10/02/2002	5,000	5,000
Republic of Panama
8.250% due 04/22/2008	60,950	58,664
9.625% due 02/08/2011	15,000	14,835
9.375% due 07/23/2012	31,000	30,070
5.000% due 07/17/2014	15,267	12,366
Republic of Peru
9.125% due 02/21/2012	58,128	47,047

See accompanying notes I 09.30.02 I PIMCO Total Return Fund Semi-Annual Report	35

PIMCO Total Return Fund Schedule of Investments (Cont.)
September 30, 2002 (Unaudited)

	Principal Amount (000s)		Value (000s)

9.125% due 02/21/2012		$61,500	$49,908
4.000% due 03/07/2017		11,000	6,587
Republic of Poland
6.000% due 10/27/2014		2,940	2,951
3.750% due 10/27/2024		16,650	13,716
Republic of South Africa
9.125% due 05/19/2009		41,575	48,435
7.375% due 04/25/2012		34,400	36,335
South African Aid
2.340% due 03/26/2009		2,000	2,016
State of Israel
6.200% due 06/14/2003		25	25
State of Qatar
2.957% due 02/18/2004 (a)		3,550	3,497
United Mexican States
9.750% due 04/06/2005		5,000	5,588
8.500% due 02/01/2006		900	976
8.500% due 02/01/2006		3,781	4,140
10.375% due 02/17/2009		42	49
9.875% due 02/01/2010		23,800	27,013
9.875% due 02/01/2010		100	114
8.375% due 01/14/2011		19,950	20,997
8.375% due 01/14/2011		2,153	2,271
7.500% due 01/14/2012		28,500	28,892
11.375% due 09/15/2016		32,800	40,426
11.375% due 09/15/2016		7,500	9,244
8.125% due 12/30/2019		6,700	6,549
6.250% due 12/31/2019		44,150	42,715
6.250% due 12/31/2019		33,010	31,937
8.000% due 09/24/2022		51,800	49,402
11.500% due 05/15/2026		7,890	9,914
8.300% due 08/15/2031		217,800	211,811
United Mexican States Value Recovery Right
0.000% due 06/30/2003 (a)		86,989	261
0.000% due 06/30/2004 (a)		181,719	273
0.000% due 06/30/2005 (a)		181,719	109
0.000% due 06/30/2006 (a)		103,610	62
0.000% due 06/30/2007 (a)		103,610	57

Total Sovereign Issues (Cost $1,502,442)			1,307,891

FOREIGN CURRENCY-DENOMINATED ISSUES (i)(j) 4.6%
Banque Centrale De Tunisie
7.500% due 08/06/2009	EC	2,300	2,375
Commonwealth of Canada
5.750% due 09/01/2006	C$	120	81
4.250% due 12/01/2026		15,929	11,736
Commonwealth of New Zealand
4.500% due 02/15/2016	N$	81,000	44,639
El Paso Corp.
5.750% due 03/14/2006	EC	12,000	9,807
7.125% due 05/06/2009		53,300	42,929
France Telecom SA
1.022% due 07/16/2003 (a)	JY	8,400,000	66,930
Freddie Mac
4.500% due 03/15/2004	EC	70	71
5.750% due 09/15/2010		165	177
Halifax Group Euro Finance
7.627% due 12/29/2049		14,700	16,464
KBC Bank Fund Trust IV
8.220% due 11/29/2049		5,000	5,622
Korea Electric Power Corp.
4.172% due 10/31/2002 (a)		18,900	9,539
Lloyds TSB Capital I
7.375% due 02/07/2049 (a)		26,000	28,795
Oesterreich Kontrollbank
1.800% due 03/22/2010	JY	12,000	107
Pfizer, Inc.
0.800% due 03/18/2008		16,000	133
Republic of Germany
4.750% due 12/13/2002	EC	5,801	5,747
4.250% due 03/14/2003		32	32
6.000% due 01/05/2006		293,300	313,187
5.000% due 02/17/2006		505,000	524,519
4.500% due 08/17/2007		400,000	410,914
5.250% due 01/04/2008		735,700	781,584
5.250% due 07/04/2010		92,650	98,383
6.500% due 07/04/2027		200,000	241,429
4.750% due 07/04/2028		200,000	193,005
Royal Bank of Scotland Group PLC
6.770% due 03/31/2049		107,300	112,444
United Kingdom Gilt
5.000% due 03/07/2012	BP	50	82
United Mexican States
10.375% due 01/29/2003	EC	200	103
7.000% due 06/02/2003	C$	30,200	19,210
6.750% due 06/06/2006	JY	2,000,000	18,835
7.500% due 03/08/2010	EC	5,000	4,840

Total Foreign Currency- Denominated Issues (Cost $2,837,528)			2,963,719

PURCHASED PUT OPTIONS 0.0%
Eurodollar December Futures (CME)
Strike @ 96.750
Exp. 12/16/2002		$500,000	$3
Strike @ 96.000
Exp. 12/16/2002		4,873,000	61
Strike @ 95.750
Exp. 12/16/2002		7,000,000	44
Eurodollar March Futures (CME)
Strike @ 95.750
Exp. 03/17/2003		10,500,000	131
Harborview Mortgage Loan Trust (OTC)
7.470% due 08/19/2030
Strike @ 100.000
Exp. 05/01/2005		22,975	0

36	PIMCO Total Return Fund Semi-Annual Report I 09.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

PNC Mortgage Securities Corp. (OTC)
7.430% due 05/25/2040
Strike @ 100.000
Exp. 04/01/2005	$6,200	$0

Total Purchased Put Options (Cost $289)		239

CONVERTIBLE BONDS & NOTES 0.3%
Banking & Finance 0.3%
Verizon Global Funding Corp.
5.750% due 04/01/2003	20,600	20,847
5.750% due 04/01/2003	15,080	15,174
4.250% due 09/15/2005	26,400	26,796
4.250% due 09/15/2005	5,900	5,945
0.000% due 05/15/2021	170,000	93,075

		161,837

Industrials 0.0%
Enron Corp.
0.000% due 02/07/2021 (b)	17,999	1,800

Utilities 0.0%
Cox Communications, Inc.
0.425% due 04/19/2020	25,000	10,500

Total Convertible Bonds & Notes (Cost $184,758)		174,137

PREFERRED SECURITY 0.7%
	Shares
Abbey National Capital Trust I
8.963% due 12/29/2049 (a)	20,800,000	25,366
DG Funding Trust
4.105% due 12/29/2049 (a)	35,250	363,075
UBS Preferred Funding Trust I
8.622% due 10/29/2049 (a)	38,900,000	46,595

Total Preferred Security (Cost $412,689)		435,036

PREFERRED STOCK 0.0%
Centaur Funding Corp.
9.080% due 04/21/2020	125	111
CSC Holdings, Inc.
11.125% due 04/01/2008	27,035	1,777
Fortis Amev NV
3.860% due 12/31/2049 (a)	85	11,560
3.870% due 12/31/2049 (a)	86	11,696
Home Ownership Funding
13.331% due 12/31/2049	4,125	2,671
Northern Rock PLC
8.950% due 11/29/2049	260,000	6,500

Total Preferred Stock (Cost $32,763)		34,315

SHORT-TERM INSTRUMENTS 28.9%
Commercial Paper 27.7%
Abbey National North America LLC
1.740% due 10/17/2002	73,700	73,643
1.760% due 10/17/2002	215,100	214,932
1.760% due 10/24/2002	144,500	144,338
1.750% due 12/10/2002	119,400	118,992
1.750% due 12/11/2002	55,100	54,909
1.750% due 12/12/2002	7,500	7,474
ABN AMRO Mortgage Corp.
1.760% due 10/11/2002	42,500	42,479
Anz (Delaware), Inc.
1.760% due 10/15/2002	7,200	7,195
1.750% due 10/23/2002	34,400	34,363
1.730% due 11/08/2002	10,400	10,381
AT&T Corp.
3.605% due 04/18/2003	3,200	3,011
3.720% due 04/18/2003	491,000	462,075
BP Amoco Capital PLC
1.970% due 10/01/2002	83,900	83,900
1.740% due 10/23/2002	86,100	86,008
1.750% due 12/09/2002	61,300	61,093
Canadian Wheat Board
1.740% due 10/03/2002	800	800
CBA (de) Finance
1.970% due 10/01/2002	125,000	125,000
1.720% due 10/04/2002	100,000	99,986
1.730% due 10/04/2002	68,700	68,690
1.780% due 10/04/2002	5,200	5,199
1.750% due 11/27/2002	59,200	59,036
1.750% due 12/02/2002	69,000	68,792
CDC Commercial Corp.
1.750% due 10/25/2002	56,800	56,734
1.750% due 11/04/2002	40,000	39,934
1.750% due 11/05/2002	125,000	124,787
Danske Corp.
1.940% due 10/01/2002	300	300
1.750% due 10/02/2002	7,800	7,800
1.760% due 10/15/2002	200	200
1.730% due 10/17/2002	8,000	7,994
1.760% due 10/17/2002	600	600
1.770% due 10/25/2002	12,000	11,986
1.750% due 11/04/2002	168,400	168,122
1.750% due 11/12/2002	58,800	58,680
1.760% due 11/27/2002	100,000	99,721
1.750% due 12/03/2002	225,000	224,305
1.760% due 12/03/2002	43,500	43,366
1.750% due 12/19/2002	1,000	996
Dupont De Nemours & Co.
1.720% due 10/04/2002	2,200	2,200
Eksportfinanans ASA
1.780% due 10/28/2002	150,000	149,800
1.750% due 12/09/2002	28,100	28,004
Electricite De France
1.740% due 10/31/2002	47,000	46,932

See accompanying notes I 09.30.02 I PIMCO Total Return Fund Semi-Annual Report	37

PIMCO Total Return Fund Schedule of Investments (Cont.)
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

Fannie Mae
1.860% due 10/01/2002	$55,100	$55,100
1.730% due 10/02/2002	100,000	99,995
0.000% due 10/15/2002	4,640	4,637
1.650% due 10/16/2002	25,404	25,387
1.710% due 10/16/2002	18,600	18,587
1.725% due 10/16/2002	1,000	999
1.730% due 10/16/2002	13,100	13,091
1.640% due 10/23/2002	99,900	99,800
1.690% due 10/23/2002	218,400	218,174
1.700% due 10/23/2002	17,850	17,831
1.715% due 10/30/2002	439,600	438,993
1.720% due 10/30/2002	227,000	226,685
1.720% due 11/06/2002	15,300	15,274
1.680% due 11/13/2002	400	399
1.700% due 11/13/2002	4,600	4,591
1.710% due 11/20/2002	17,860	17,818
1.700% due 11/27/2002	200	199
1.705% due 11/27/2002	22,900	22,838
1.720% due 11/27/2002	149,900	149,492
2.100% due 11/29/2002	2,000	1,993
1.730% due 12/05/2002 (e)	2,270	2,263
1.700% due 12/11/2002	1,000	997
1.710% due 12/11/2002	5,800	5,780
1.710% due 12/18/2002	69,900	69,635
1.690% due 12/24/2002	13,500	13,445
Federal Home Loan Bank
1.850% due 10/01/2002	1,327,000	1,327,000
1.715% due 10/02/2002	141,794	141,787
1.720% due 10/02/2002	100,000	99,995
1.680% due 10/04/2002	204,540	204,511
1.700% due 10/04/2002	49,000	48,993
1.680% due 10/10/2002	190,700	190,620
1.690% due 10/16/2002	100,000	99,930
1.725% due 10/18/2002	2,100	2,098
1.680% due 10/22/2002	5,700	5,694
1.640% due 10/23/2002	20,800	20,779
1.650% due 10/23/2002	134,400	134,264
1.680% due 10/23/2002	2,200	2,198
1.690% due 10/23/2002	39,378	39,337
1.700% due 10/23/2002	5,200	5,195
1.680% due 10/25/2002	9,100	9,090
1.700% due 10/25/2002	62,400	62,329
1.680% due 10/28/2002	144,100	143,918
1.680% due 10/30/2002	30,900	30,858
1.700% due 10/30/2002	323,500	323,057
1.725% due 10/30/2002	7,300	7,290
1.670% due 11/01/2002	250,000	249,640
1.680% due 11/01/2002	1,200	1,198
1.685% due 11/01/2002	92,410	92,276
1.690% due 11/01/2002	100,000	99,854
1.695% due 11/01/2002	4,400	4,394
1.700% due 11/01/2002	3,300	3,295
1.700% due 11/22/2002	800	798
1.680% due 12/02/2002	1,000	997
2.120% due 12/02/2002	228	227
Fonterra Co-operative Group Ltd.
1.760% due 10/30/2002	99,100	98,959
Freddie Mac
1.700% due 10/01/2002	12,000	12,000
1.860% due 10/01/2002	299,500	299,500
1.870% due 10/01/2002	2,300,000	2,300,000
1.700% due 10/04/2002	4,100	4,099
1.650% due 10/18/2002	18,700	18,685
1.680% due 10/22/2002	6,500	6,494
1.720% due 10/22/2002	39,409	39,369
1.650% due 10/24/2002	13,800	13,785
1.700% due 10/24/2002	200	200
1.691% due 10/31/2002 (e)	415	414
1.700% due 10/31/2002	131,600	131,414
1.710% due 10/31/2002	232,900	232,568
1.700% due 11/06/2002	99,900	99,730
1.645% due 11/07/2002	9,300	9,284
1.700% due 11/19/2002	19,300	19,255
1.710% due 11/27/2002 (e)	195,961	195,430
GlaxoSmithKline PLC
1.760% due 10/02/2002	24,300	24,299
1.760% due 10/18/2002	109,700	109,609
1.680% due 11/06/2002	75,300	75,173
1.710% due 11/06/2002	70,600	70,479
1.680% due 11/13/2002	13,000	12,974
1.750% due 12/03/2002	55,700	55,528
HBOS Treasury Services PLC
1.700% due 10/07/2002	6,250	6,248
1.730% due 10/15/2002	106,000	105,929
1.770% due 10/16/2002	43,900	43,868
1.780% due 10/16/2002	200	200
1.770% due 10/17/2002	15,800	15,788
1.760% due 10/18/2002	1,500	1,499
1.735% due 10/25/2002	6,000	5,993
1.750% due 10/25/2002	100,000	99,883
1.740% due 10/31/2002	64,000	63,907
1.745% due 10/31/2002	50,000	49,927
1.750% due 11/04/2002	77,900	77,771
1.700% due 11/14/2002	144,700	144,399
1.740% due 11/15/2002	52,900	52,785
KFW International Finance, Inc.
1.700% due 10/31/2002	25,600	25,564
National Australia Funding, Inc.
1.750% due 10/02/2002	6,100	6,100
1.750% due 10/03/2002	28,200	28,197
Nestle Australia Corp.
1.760% due 10/11/2002	20,700	20,690
1.780% due 10/17/2002	16,700	16,687
Pfizer, Inc.
1.710% due 10/04/2002	3,500	3,500
1.730% due 10/18/2002	10,100	10,092
1.730% due 10/28/2002	11,000	10,986
Queensland Treasury Corp.
1.710% due 10/11/2002	1,000	1,000

38	PIMCO Total Return Fund Semi-Annual Report I 09.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

Rabobank Nederland NV
1.920% due 10/01/2002	$419,500	$419,500
Royal Bank of Canada
1.740% due 10/21/2002	700	699
1.765% due 10/21/2002	52,900	52,848
Shell Finance (UK) PLC
1.700% due 10/11/2002	198,600	198,506
1.750% due 11/19/2002	115,000	114,607
1.700% due 11/20/2002	28,000	27,934
1.700% due 11/26/2002	33,200	33,112
Svenska Handlesbank, Inc.
1.760% due 10/07/2002	6,300	6,298
1.755% due 10/29/2002	48,300	48,234
1.730% due 10/30/2002	600	599
1.755% due 10/30/2002	200,000	199,717
1.750% due 10/31/2002	5,000	4,993
1.755% due 10/31/2002	100,000	99,854
1.750% due 11/06/2002	25,900	25,855
1.750% due 11/07/2002	400	399
1.760% due 11/20/2002	19,400	19,353
1.750% due 11/25/2002	205,200	204,651
1.750% due 11/26/2002	93,900	93,644
1.750% due 12/05/2002	700	698
1.740% due 12/10/2002	2,200	2,192
1.750% due 12/11/2002	30,000	29,896
1.750% due 12/16/2002	36,445	36,310
1.750% due 12/18/2002	65,000	64,754
Swedbank Forenings PLC
1.760% due 11/12/2002	16,300	16,267
TotalFinaElf SA
1.970% due 10/01/2002	438,700	438,700
1.745% due 10/23/2002	30,500	30,467
1.740% due 10/24/2002	49,600	49,545
1.740% due 10/31/2002	8,600	8,588
1.750% due 10/31/2002	4,300	4,294
1.750% due 11/20/2002	8,900	8,878
1.745% due 12/17/2002	852	849
UBS Finance, Inc.
1.970% due 10/01/2002	2,594,200	2,594,200
1.750% due 11/13/2002	271,000	270,434
1.750% due 11/15/2002	20,400	20,355
1.750% due 12/18/2002	9,000	8,966
1.750% due 12/19/2002	9,200	9,165
USAA Capital Corp.
1.730% due 11/04/2002	4,500	4,493
Westpac Trust Securities NZ Ltd.
1.720% due 10/17/2002	100,000	99,924
1.760% due 10/21/2002	13,800	13,787
1.740% due 10/22/2002	29,200	29,170
1.755% due 10/22/2002	5,400	5,394
1.750% due 10/29/2002	80,000	79,891
1.750% due 11/04/2002	97,000	96,840
1.710% due 12/05/2002	12,700	12,660
1.750% due 12/05/2002	600	598
1.750% due 12/12/2002	17,700	17,638

		17,906,399

Repurchase Agreement 0.0%
Credit Suisse First Boston
1.850% due 10/01/2002 (Dated 09/30/2002. Collateralized by U.S. Treasury Bonds 8.000% due 11/15/2021 valued at $511. Repurchase proceeds are $500.)	500	500

U.S. Treasury Bills 1.2%
1.606% due 10/24/2002- 12/19/2002 (d)(f)	766,990	765,172

Total Short-Term Instruments (Cost $18,699,810)		18,672,071

Total Investments 119.1% (Cost $76,927,592)		$77,087,583
Written Options (h) (0.2%) (Premiums $121,172)		(133,590)
Other Assets and Liabilities (Net) (18.9%)		(12,247,498)

Net Assets 100.0%		$64,706,495

Notes to Schedule of Investments
(amounts in thousands):

(a)	Variable rate security. The rate listed is as of September 30, 2002.

(b)	Security is in default.

(c)	Restricted security.

(d)	Securities are grouped by coupon or range of coupons and represent a range of maturities.

(e)	Security, or a portion thereof, subject to financing transaction.

(f)	Securities with an aggregate market value of $472,912 have been segregated with the custodian to cover margin requirements for the following open futures contracts at September 30, 2002:

Type	# of Contracts	Unrealized Appreciation/ (Depreciation)

Euro-Bobl 5 Year Note
(12/2002)	65,561	$137,767
Euro-Bobl 10 Year Note
(12/2002)	31,216	66,868
Euribor March Futures
(03/2003)	27,766	73,638
Euribor June Futures
(06/2003)	3,336	2,219

See accompanying notes I 09.30.02 I PIMCO Total Return Fund Semi-Annual Report	39

PIMCO Total Return Fund Schedule of Investments (Cont.)
September 30, 2002 (Unaudited)

Euribor Options March Futures (03/2003)	28,397	$4,533
Euribor Options June Futures (06/2003)	4,066	631
Euribor Options December Futures (12/2003)	4,070	444
Euribor Options December Futures (12/2003)	4,294	(36)
U.S. Treasury 2 Year Note (12/2002)	31	50
U.S. Treasury 5 Year Note (12/2002)	315	754
U.S. Treasury 10 Year Note (12/2002)	91,312	321,685
U.S. Treasury 30 Year Note (12/2002)	7,488	28,061
Eurodollar June Futures (06/2003)	6,692	25,625
Eurodollar September Futures (09/2003)	24	186

		$662,425

(g)	Principal amount of security is adjusted for inflation.
(h)	Premiums received on written options:

Type	# of Contracts	Premium	Value

Put—OTC 3 Month
LIBOR Interest Rate
Swap Strike @ 6.000
Exp. 10/19/2004	270,000,000	$11,001	$6,787
Call—OTC 3 Month LIBOR
Interest Rate Swap
Strike @ 6.000
Exp. 10/19/2004	270,000,000	11,001	24,888
Put—OTC 3 Month LIBOR
Interest Rate Swap
Strike @ 6.700
Exp. 11/02/2004	400,000,000	13,710	7,099
Call—OTC 3 Month LIBOR
Interest Rate Swap
Strike @ 5.200
Exp. 11/02/2004	25,200,000	791	1,498
Put—OTC 3 Month LIBOR
Interest Rate Swap
Strike @ 6.700
Exp. 11/02/2004	185,200,000	5,978	3,287
Put—OTC 3 Month LIBOR
Interest Rate Swap
Strike @ 6.000
Exp. 10/19/2004	135,500,000	5,468	3,406
Call—OTC 3 Month LIBOR
Interest Rate Swap
Strike @ 6.000
Exp. 10/19/2004	135,500,000	5,468	12,490
Put—OTC 3 Month LIBOR
Interest Rate Swap
Strike @ 7.000
Exp. 01/07/2005	76,300,000	2,888	1,301
Call—OTC 3 Month LIBOR
Interest Rate Swap
Strike @ 5.500
Exp. 01/07/2005	76,300,000	1,593	5,283
Call—OTC 3 Month LIBOR
Interest Rate Swap
Strike @ 5.500
Exp. 01/07/2005	91,600,000	2,221	6,343
Put—OTC 3 Month LIBOR
Interest Rate Swap
Strike @ 7.000
Exp. 01/07/2005	91,600,000	3,092	1,562
Call—CME Eurodollar
June Futures
Strike @ 98.750
Exp. 06/16/2003	21,930	7,139	11,239
Put—CME Eurodollar
June Futures
Strike @ 97.500
Exp. 06/16/2003	11,025	4,286	3,376
Put—CME Eurodollar
June Futures
Strike @ 98.000
Exp. 06/16/2003	4,170	2,486	2,486
Put—CME Eurodollar
December Futures
Strike @ 96.500
Exp. 12/16/2002	43,317	29,079	272
Call—CBOT U.S. Treasury
Note December Futures
Strike @ 110.000
Exp. 11/23/2002	2,892	2,497	17,714
Call—CBOT U.S. Treasury
Note December Futures
Strike @ 116.000
Exp. 11/23/2002	15,113	12,474	24,559

		$121,172	$133,590

(i)	Foreign forward currency contracts outstanding at September 30, 2002:
Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation/ (Depreciation)

Sell	C$	27,294	10/2002	$707
Sell	EC	607,480	11/2002	(3,693)
Sell	JY	3,609,000	07/2003	178
Sell		3,604,597	12/2002	0
Sell	N$	56,333	10/2002	0

				$(2,808)

40	PIMCO Total Return Fund Semi-Annual Report I 09.30.02 I See accompanying notes

(j)	Principal amount denoted in indicated currency:

BP—British Pound
C$—Canadian Dollar
EC—Euro
JY—Japanese Yen
N$—New Zealand Dollar

(k)	Swap agreements outstanding at September 30, 2002:

Type	Notional Amount		Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Broker: UBS—Warburg Exp. 03/15/2032	EC	159,900	$3,511
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Broker: Goldman Sachs Exp. 03/15/2017		660,700	7,045
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 5.000%.
Broker: J.P. Morgan Chase & Co. Exp. 06/17/2012		13,000	(78)
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Broker: J.P. Morgan Chase & Co. Exp. 03/15/2032		243,700	6,715
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 5.000%.
Broker: CITIBANK N.A., London Exp. 06/17/2012		7,300	(44)
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Broker: J.P. Morgan Chase & Co. Exp. 03/15/3017		62,000	756
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Broker: UBS—Warburg Exp. 03/15/2032	BP	96,900	(2,787)
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 5.000%.
Broker: J.P. Morgan Chase & Co. Exp. 03/15/2032		$134,100	(2,648)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Broker: Goldman Sachs Exp. 03/15/2017		336,300	(351)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Broker: J.P. Morgan Chase & Co. Exp. 03/15/2017		38,100	(297)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Broker: Morgan Stanley Exp. 03/15/2017		5,800	49
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Broker: UBS—Warburg Exp. 03/15/2017		77,300	(661)
Receive floating rate based on 6-month JY-LIBOR and pays fixed rate equal to 0.324%.
Broker: Goldman Sachs Exp. 09/12/2007	JY	29,200,000	514
Receive floating rate based on 6-month JY-LIBOR and pays fixed rate equal to 0.323%.
Broker: UBS—Warburg Exp. 09/12/2007		$50,000,000	911
Receive floating rate based 6-month JY-LIBOR and pays a fixed rate equal to 0.390%.
Broker: Goldman Sachs Exp. 06/18/2007		11,078,200	110
Receive floating rate based on 6-month JY-LIBOR and pays a fixed rate equal to 0.390%.
Broker: UBS—Warburg Exp. 06/18/2007		25,000,000	271
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 0.213%.
Broker: Morgan Stanley Exp. 05/17/2004		2,710,000	0

See accompanying notes I 09.30.02 I PIMCO Total Return Fund Semi-Annual Report	41

PIMCO Total Return Fund Schedule of Investments (Cont.)
September 30, 2002 (Unaudited)

Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 1.777%.
Broker: Goldman Sachs Exp. 01/12/2011	$3,734,100	$(2,273)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 1.771%.
Broker: Morgan Stanley Exp. 01/11/2011	11,050,000	(6,687)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 1.757%.
Broker: Merrill Lynch Exp. 01/11/2011	10,000,000	(5,959)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 2.340%.
Broker: Goldman Sachs Exp. 10/07/2007	24,500,000	(19,697)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 2.295%.
Broker: Goldman Sachs Exp. 04/14/2008	580,000	(240)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 1.670%.
Broker: Goldman Sachs Exp. 05/18/2007	1,500,000	(685)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 2.305%.
Broker: Goldman Sachs Exp. 04/15/2008	377,000	(157)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 0.200%.
Broker: J.P. Morgan Chase & Co. Exp. 03/17/2003	1,050,000	0
Receive floating rate based on 3-month LIBOR plus 0.160% and pay a fixed rate equal to 0.426%
Broker: Lehman Brothers, Inc. Exp. 04/19/2005	13,033	1,884
Receive floating rate based on 3-month LIBOR PLUS 0.500% and pay a fixed rate equal to 7.600%.
Broker: Lehman Brothers, Inc. Exp. 07/15/2003	35,000	(1,476)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Broker: Lehman Brothers, Inc. Exp. 6/15/2011	3,600	4
Pay total return on Lehman Brothers Intermediate Government Bond Index and receive floating rate based on 1-month LIBOR less 0.250%.
Broker: Lehman Brothers, Inc. Exp. 10/01/2002	21,400	0
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Broker: Bank of America Exp. 12/18/2012	496,900	(46,497)
Receive a fixed rate equal to 6.000% and pay floating rate based on 3-month LIBOR.
Broker: Bank of America Exp. 12/18/2007	10,000	137
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Broker: Morgan Stanley Exp. 12/18/2012	154,900	(13,787)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Broker: Goldman Sachs Exp. 12/18/2012	728,900	(61,506)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Broker: Lehman Brothers, Inc. Exp. 12/18/2012	216,600	(19,263)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Broker: J.P. Morgan Chase & Co. Exp. 12/18/2012	757,000	(69,769)

42	PIMCO Total Return Fund Semi-Annual Report I 09.30.02 I See accompanying notes

Receive a fixed rate equal to 0.650% and the Fund will pay to counterparty at par in the event of default of Niagara Mohawk Power Corp. 7.750% due 10/01/2008,
Broker: Lehman Brothers, Inc. Exp. 12/31/2004	$50,000	$5
Receive a fixed rate equal to 0.400% and the Fund will pay to the counterparty at par in the event of default of Time Warner, Inc. 7.400% due 02/01/2004.
Broker: Goldman Sachs Exp. 11/10/2002	20,000	(154)
Receive a fixed rate equal to 0.510% and the Fed will pay to the counterparty at par in the event of default of Time Warner, Inc. 7.750% due 06/15/2005.
Broker: Lehman Brothers, Inc. Exp. 01/25/2005	10,000	(343)
Receive a fixed rate equal to 0.250% and the Fund will pay to the counterparty at par in the event of default of Wisconsin Electric Power 6.625% due 11/16/2006.
Broker: Lehman Brothers, Inc. Exp. 04/18/2003	25,000	(37)
Receive a fixed rate equal to 0.850% and the Fund will pay to the counterparty at par in the event of default of Verizon Global Funding Corp. 0.000% due 05/15/2021.
Broker: Lehman Brothers, Inc. Exp. 06/15/2004	21,500	(932)
Received a fixed rate equal to 0.840% and the Fund will pay to the counterparty at par in the event of default of Verizon Global Funding Corp. 6.750% due 12/01/2005.
Broker: Goldman Sachs Exp. 06/15/2004	100,000	(4,211)
Receive a fixed rate equal to 0.850% and the Fund will pay to the counterparty at par in the event of default of Verizon Global Funding Corp. 6.750% due 12/01/2005.
Broker: J.P. Morgan Chase & Co. Exp. 06/12/2004	100,000	(4,705)
Receive a fixed rate equal to 1.650% and the Fund will pay to the counterparty at par in the event of default of United Mexican States 9.750% due 04/06/2005.
Broker: Credit Suisse First Boston Exp. 05/23/2003	50,000	168
Receive a fixed rate equal to 0.850% and the Fund will pay to the counterparty at par in the event of default of Tyco International Group SA 0.000% due 02/12/2021.
Broker: Merrill Lynch Exp. 02/12/2003	25,000	(797)
Receive a fixed rate equal to 0.900% and the Fund will pay to the counterparty at par in the event of default of Verizon Global Funding Corp. 0.000% due 05/15/2021.
Broker: J.P. Morgan Chase & Co. Exp. 06/15/2004	50,000	(2,327)
Receive a fixed rate equal to 0.625% and the Fund will pay to the counterparty at par in the event of default of Phillip Morris Cos., Inc. 7.000% due 07/15/2005.
Broker: J.P. Morgan Chase & Co. Exp. 07/17/2003	50,000	(512)
Receive a fixed rate equal to 0.625% and the Fund will pay to the counterparty at par in the event of default of Phillip Morris Cos., Inc. 7.650% due 07/01/2008.
Broker: Credit Suisse First Boston Exp. 07/17/2003	100,000	(980)
Receive a fixed rate equal to 0.400% and the Fund will pay to the counterparty at par in the event of default of National Rural Utilities Cooperative Finance Corp. 5.750% due 12/01/2008.
Broker: Lehman Brothers, Inc. Exp. 09/01/2003	76,500	(1,365)
Receive a fixed rate equal to 0.460% and the Fund will pay to the counterparty at par in the event of default of Vodafone Group PLC 7.750% due 02/15/2010.
Broker: Lehman Brothers, Inc. Exp. 09/10/2003	68,500	(597)

See accompanying notes I 09.30.02 I PIMCO Total Return Fund Semi-Annual Report	43

PIMCO Total Return Fund Schedule of Investments (Cont.)
September 30, 2002 (Unaudited)

Receive a fixed rate equal to 1.160% and the Fund will pay to the counterparty at par in the event of default of United Mexican States 9.750% due 04/06/2005.
Broker: Credit Suisee First Boston Exp. 12/17/2002	$50,000	$49
Receive a fixed rate equal to 0.215% and the Fund will pay to the counterparty at par in the event of default of Freddie Mac 5.750% due 04/15/2008.
Broker: Morgan Stanley Exp. 02/26/2007	103,300	(956)
Receive a fixed rate equal to 1.150% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 9.625% due 02/08/2011.
Broker: Goldman Sachs Exp. 04/23/2003	13,500	(9)
Receive a fixed rate equal to 0.900% and the Fund will pay to the counterparty at par in the event of default of Republic of South Africa 9.125% due 05/19/2009.
Broker: Goldman Sachs Exp. 04/23/2003	10,000	(6)
Receive a fixed rate equal to 1.050% and the Fund will pay to the counterparty at par in the event of default of Republic of Bulgaria 2.688% due 07/28/2011.
Broker: J.P. Morgan Chase & Co. Exp. 10/23/2003	15,000	(39)
Receive a fixed rate equal to 9.125% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Broker: Morgan Stanley Exp. 06/03/2003	15,000	2
Receive a fixed rate equal to 1.200% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 9.625% due 020/8/2011
Broker: Credit Suisee First Boston Exp. 06/03/2003	5,000	(18)
Receive a fixed rate equal to 2.000% and the Fund will pay to the counterparty at par in the event of default of Deutsche Telekom International Finance BV 5.250% due 05/20/2008.
Broker: CITIBANK N.A., London Exp. 06/06/2003	25,000	3
Receive a fixed rate equal to 1.950% and the Fund will pay to the counterparty at par in the event of default of Deutsche Telekom International Finance BV 5.250% due 5/20/2008.
Broker: Goldman Sachs Exp. 06/05/2003	25,000	3
Receive a fixed rate equal to 3.500% and the Fund will pay to the counterparty at par in the event of default of France Telecom SA 5.750% due 04/25/2007.
Broker: Goldman Sachs Exp. 06/05/2003	25,000	3
Receive a fixed rate equal to 7.750% and the Fund will pay to the counterparty at par in the event of default of CIT Group, Inc. 7.625% due 08/16/2005.
Broker: J.P. Morgan Chase & Co. Exp. 06/19/2003	30,000	(52)
Receive a fixed rate equal to 7.000% and the Fund will pay to the counterparty at par in the event of default of Sprint Capital Corp. 6.000% due 01/15/2007.
Broker: Merrill Lynch Exp. 04/04/2003	4,000	(109)
Receive a fixed rate equal to 1.550% and the Fund will pay to the counterparty at par in the event of default of Household Finance Corp. 6.375% due 10/15/2011.
Broker: Morgan Stanley Exp. 05/28/2004	25,000	(825)
Receive a fixed rate equal to 1.900% and the Fund will pay to the counterparty at part in the event of default Ford Motor Credit Co. 7.250% due 10/25/2011.
Broker: ABN AMRO Bank N.V. Exp. 02/13/2003	25,000	3

44	PIMCO Total Return Fund Semi-Annual Report I 09.30.02 I See accompanying notes

Receive a fixed rate equal to 1.300% and the Fund will pay to the counterparty at par in the event of default of General Motors Acceptance Corp. 6.000% due 04/01/2011.
Broker: ABN AMRO Bank N.V.
Exp. 01/20/2004	$25,000	$3
Receive a fixed rate equal to 1.050% and the Fund will pay to the counterparty at par in the event of default of DaimlerChrysler North America Holding Corp 7.300% due 01/15/2012.
Broker: ABN AMRO Bank N.V.
Exp. 08/16/2004	25,000	3
Receive a fixed rate equal to 1.260% and the Fund will pay to the counterparty at par in the event of default of National Rural Utilities Cooperative Finance Corp. 7.250% due 03/01/2012.
Broker: UBS—Warburg
Exp. 04/26/2004	25,000	(433)
Receive a fixed rate equal to 0.400% and the Fund will pay to the counterparty at par in the event of default of AIG SunAmerica Global Finance XII 5.300% due 05/30/2007.
Broker: ABN AMRO Bank N.V.
Exp. 09/18/2003	25,000	3
Receive a fixed rate equal to 0.440% and the Fund will pay to the counterparty at par in the event of default of General Electric Capital Corp. 5.000% due 06/15/2007.
Broker: Credit Suisee First Boston
Exp. 09/18/2003	25,000	3
Receive a fixed rate equal to 0.440% and the Fund will pay to the counterparty at par in the event of default of General Electric Capital Corp. 5.875% due 02/15/2012.
Broker: Credit Suisee First Boston
Exp. 09/23/2003	50,000	5

		$(252,109)

(l)	Subsequent to September 30, 2002, the issuer declared bankruptcy.

See accompanying notes I 09.30.02 I PIMCO Total Return Fund Semi-Annual Report	45

PIMCO Total Return Fund Financial Highlights

Class A Shares Selected Per Share Data for the Year or Period Ended:	09/30/2002+		03/31/2002	03/31/2001		03/31/2000		03/31/1999	03/31/1998
Net Asset Value Beginning of Period	$10.41		$10.52	$9.96		$10.36		$10.62	$10.27
Net Investment Income	0.21	(a)	0.49 (a)	0.62	(a)	0.58	(a)	0.58 (a)	0.58 (a)
Net Realized/ Unrealized Gain (Loss) on Investments	0.47	(a)	0.20 (a)	0.56	(a)	(0.40	)(a)	0.16 (a)	0.63 (a)
Total Income from Investment Operations	0.68		0.69	1.18		0.18		0.74	1.21
Dividends from Net Investment Income	(0.21)		(0.50)	(0.62)		(0.58)		(0.58)	(0.59)
Distributions from Net Realized Capital Gains	0.00		(0.30)	0.00		0.00		(0.42)	(0.27)
Total Distributions	(0.21)		(0.80)	(0.62)		(0.58)		(1.00)	(0.86)
Net Asset Value End of Period	$10.88		$10.41	$10.52		$9.96		$10.36	$10.62
Total Return	6.63%		6.65%	12.27%		1.85%		7.09%	12.11%
Net Assets End of Period (000s)	$6,478,845		$4,749,826	$3,061,033		$1,947,405		$1,140,606	$533,893
Ratio of Expenses to Average Net Assets	0.90	%*	0.90%	0.96	%(b)	1.01	%(b)	0.90%	0.90%
Ratio of Net Investment Income to Average Net Assets	3.96	%*	4.64%	6.08%		5.79%		5.37%	5.46%
Portfolio Turnover Rate	134%		445%	450%		223%		154%	206%

*	Annualized
+	Unaudited
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 0.90%.

46	PIMCO Total Return Fund Semi-Annual Report I 09.30.02 I See accompanying notes

PIMCO Total Return Fund Financial Highlights

Class B Shares Selected Per Share Data for the Year or Period Ended:	09/30/2002+		03/31/2002	03/31/2001		03/31/2000		03/31/1999	03/31/1998

Net Asset Value Beginning of Period	$10.41		$10.52	$9.96		$10.36		$10.62	$10.27
Net Investment Income	0.17	(a)	0.41 (a)	0.54	(a)	0.51	(a)	0.50 (a)	0.50 (a)
Net Realized/ Unrealized Gain (Loss) on Investments	0.47	(a)	0.20 (a)	0.57	(a)	(0.41	)(a)	0.16 (a)	0.63 (a)
Total Income from Investment Operations	0.64		0.61	1.11		0.10		0.66	1.13
Dividends from Net Investment Income	(0.17)		(0.42)	(0.55)		(0.50)		(0.50)	(0.51)
Distributions from Net Realized Capital Gains	0.00		(0.30)	0.00		0.00		(0.42)	(0.27)
Total Distributions	(0.17)		(0.72)	(0.55)		(0.50)		(0.92)	(0.78)
Net Asset Value End of Period	$10.88		$10.41	$10.52		$9.96		$10.36	$10.62
Total Return	6.23%		5.85%	11.44%		1.08%		6.28%	11.26%
Net Assets End of Period (000s)	$2,362,781		$1,703,960	$975,823		$654,104		$549,478	$186,932
Ratio of Expenses to Average Net Assets	1.65	%*	1.65%	1.70	%(b)	1.76	%(b)	1.65%	1.65%
Ratio of Net Investment Income to Average Net Assets	3.20	%*	3.85%	5.33%		5.01%		4.55%	4.74%
Portfolio Turnover Rate	134%		445%	450%		223%		154%	206%

*	Annualized
+	Unaudited
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 1.65%.

See accompanying notes I 09.30.02 I PIMCO Total Return Fund Semi-Annual Report	47

PIMCO Total Return Fund Financial Highlights

Class C Shares Selected Per Share Data for the Year or Period Ended:	09/30/2002+		03/31/2002	03/31/2001		03/31/2000		03/31/1999	03/31/1998
Net Asset Value Beginning of Period	$10.41		$10.52	$9.96		$10.36		$10.62	$10.27
Net Investment Income	0.17	(a)	0.41 (a)	0.54	(a)	0.51	(a)	0.50 (a)	0.51 (a)
Net Realized/ Unrealized Gain (Loss) on Investments	0.47	(a)	0.20 (a)	0.57	(a)	(0.41	)(a)	0.16 (a)	0.63 (a)
Total Income from Investment Operations	0.64		0.61	1.11		0.10		0.66	1.14
Dividends from Net Investment Income	(0.17)		(0.42)	(0.55)		(0.50)		(0.50)	(0.52)
Distributions from Net Realized Capital Gains	0.00		(0.30)	0.00		0.00		(0.42)	(0.27)
Total Distributions	(0.17)		(0.72)	(0.55)		(0.50)		(0.92)	(0.79)
Net Asset Value End of Period	$10.88		$10.41	$10.52		$9.96		$10.36	$10.62
Total Return	6.23%		5.85%	11.44%		1.09%		6.29%	11.28%
Net Assets End of Period (000s)	$2,926,926		$1,979,410	$1,103,702		$720,199		$715,201	$405,037
Ratio of Expenses to Average Net Assets	1.65	%*	1.65%	1.71	%(b)	1.75	%(b)	1.65%	1.65%
Ratio of Net Investment Income to Average Net Assets	3.19	%*	3.85%	5.34%		5.01%		4.63%	4.83%
Portfolio Turnover Rate	134%		445%	450%		223%		154%	206%

*	Annualized
+	Unaudited
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 1.65%.

48	PIMCO Total Return Fund Semi-Annual Report I 09.30.02 I See accompanying notes

PIMCO Total Return Fund Statement of Assets and Liabilities
September 30, 2002 (Unaudited)

Amounts in thousands, except per share amounts

Assets:
Investments, at value	$77,087,583
Cash	128,004
Foreign currency, at value	589,819
Receivable for investments sold and forward foreign currency contracts	1,387,086
Receivable for Fund shares sold	335,058
Interest and dividends receivable	484,550
Variation margin receivable	154,983

80,167,083

Liabilities:
Payable for investments purchased and forward foreign currency contracts	$11,439,585
Payable for financing transactions	3,179,298
Written options outstanding	133,590
Payable for Fund shares redeemed	251,374
Dividends payable	36,754
Accrued investment advisory fee	12,184
Accrued administration fee	10,771
Accrued distribution fee	5,169
Accrued servicing fee	2,413
Variation margin payable	14,234
Net payable for swap agreements	252,109
Other liabilities	123,107
15,460,588

Net Assets	$64,706,495

Net Assets Consist of:
Paid in capital	$62,243,413
Undistributed net investment income	210,335
Accumulated undistributed net realized gain	1,717,454
Net unrealized appreciation	535,293

$64,706,495

Net Assets:
Class A	$6,478,845
Class B	2,362,781
Class C	2,926,926
Other Classes	52,937,943

Shares Issued and Outstanding:
Class A	595,665
Class B	217,234
Class C	269,101

Net Asset Value and Redemption Price* Per Share
(Net Assets Per Share Outstanding)
Class A	$10.88
Class B	10.88
Class C	10.88

Cost of Investments Owned	$76,927,592

Cost of Foreign Currency Held	$582,979

*With	respect to the Retail Classes, the redemption price varies by the length of time the shares are held.

See accompanying notes I 09.30.02 I PIMCO Total Return Fund Semi-Annual Report	49

PIMCO Total Return Fund Statement of Operations
For the six months ended September 30, 2002 (Unaudited)

Amounts in thousands

Investment Income:
Interest, net of foreign taxes	$1,426,310
Dividends, net of foreign taxes	14,227

Total Income	1,440,537

Expenses:
Investment advisory fees	73,629
Administration fees	64,379
Distribution fees—Class B	7,533
Distribution fees—Class C	9,055
Servicing fees—Class A	7,042
Servicing fees—Class B	2,511
Servicing fees—Class C	3,019
Distribution and/or servicing fees—Other Classes	14,119
Trustees’ fees	70
Interest expense	31

Total Expenses	181,388

Net Investment Income	1,259,149

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	467,732
Net realized gain on futures contracts, written options, and swaps	1,195,438
Net realized gain on foreign currency transactions	108,961
Net change in unrealized appreciation on investments	348,436
Net change in unrealized appreciation on futures contracts, written options, and swaps	428,974
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(21,719)
Net Gain	2,527,822

Net Increase in Assets Resulting from Operations	$3,786,971

50	PIMCO Total Return Fund Semi-Annual Report I 09.30.02 I See accompanying notes

PIMCO Total Return Fund Statements of Changes in Net Assets

Amounts in thousands

	Six Months Ended September 30, 2002	Year Ended March 31, 2002
Increase (Decrease) in Net Assets from:	(Unaudited)
Operations:
Net investment income	$1,259,149	$2,382,004
Net realized gain	1,772,131	1,406,666
Net change in unrealized appreciation (depreciation)	755,691	(659,434)

Net increase resulting from operations	3,786,971	3,129,236

Distributions to Shareholders:
From net investment income
Class A	(111,981)	(178,290)
Class B	(32,256)	(51,801)
Class C	(38,647)	(58,158)
Other Classes	(1,076,650)	(2,092,370)
From net realized capital gains
Class A	0	(113,782)
Class B	0	(41,330)
Class C	0	(45,959)
Other Classes	0	(1,157,547)

Total Distributions	(1,259,534)	(3,739,237)

Fund Share Transactions:
Receipts for shares sold
Class A	2,487,360	3,207,858
Class B	703,125	894,303
Class C	1,030,318	1,126,447
Other Classes	12,491,368	17,948,269
Issued as reinvestment of distributions
Class A	64,605	161,638
Class B	18,948	52,518
Class C	23,548	64,627
Other Classes	901,046	2,836,995
Cost of shares redeemed
Class A	(1,063,596)	(1,621,239)
Class B	(149,237)	(195,341)
Class C	(209,531)	(287,878)
Other Classes	(7,331,922)	(12,870,563)
Net increase resulting from Fund share transactions	8,966,032	11,317,634

Total Increase in Net Assets	11,493,469	10,707,633

Net Assets:
Beginning of period	53,213,026	42,505,393
End of period *	$64,706,495	$53,213,026

*Including net undistributed investment income of:	$210,335	$210,720

See accompanying notes I 09.30.02 I PIMCO Total Return Fund Semi-Annual Report	51

PIMCO Total Return Fund Notes to Financial Statements
September 30, 2002 (Unaudited)

1. Organization

The Total Return Fund (the “Fund”) is a series of the PIMCO Funds: Pacific Investment Management Series (the “Trust”) which was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company. The Trust currently consists of 48 separate investment funds (the “Funds”). The Trust may offer up to six classes of shares: Institutional, Administrative, A, B, C and D. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the A, B and C Classes (the “Retail Classes”) of the Fund. Certain detailed financial information for the Institutional, Administrative and D Classes (the “Other Classes”) is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Fund may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Effective April 1, 2001, the accounting method relating to the amortization of premiums and discounts changed to the interest method, which did not materially affect the Fund’s financial statements.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.
Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.
Distributions reflected as a tax basis return of capital in the accompanying Statements of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividends and distributions.

Foreign Currency. The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities

52	PIMCO Total Return Fund Semi-Annual Report I 09.30.02

PIMCO Total Return Fund Notes to Financial Statements
September 30, 2002 (Unaudited)

are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses of the Fund, are allocated daily to each class of shares based on the relative value of settled shares. Realized and unrealized capital gains and losses of the Fund are allocated daily to each class of shares based on the relative net assets of each class.

Federal Income Taxes. The Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Financing Transactions. The Fund may enter into financing transactions consisting of the sale by the Fund of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income in the Statement of Operations. If the counterparty to whom the Fund sells the security becomes insolvent, the Fund’s right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by the Fund with the proceeds of a financing transaction may not exceed transaction costs. The Fund will segregate assets determined to be liquid by PIMCO or otherwise cover its obligations under financing transactions.

Futures Contracts. The Fund is authorized to enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund may be required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options Contracts. The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.
The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Forward Currency Transactions. The Fund may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund’s portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These con-

09.30.02 I PIMCO Total Return Fund Semi-Annual Report	53

PIMCO Total Return Fund Notes to Financial Statements
September 30, 2002 (Unaudited)

tracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Swaps. The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate, total return, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically an emerging country, on its obligation. The Fund may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Fund owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net payments of interest on interest rate swap agreements are included as part of interest income. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

Loan Agreements. The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

Short Sales. The Fund has entered into short sales transactions during the fiscal year. A short sale is a transaction in which the Fund sells securities it does not own in anticipation of a decline in the market price of the securities. The Fund is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

Stripped Mortgage-Backed Securities (SMBS). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, the Fund may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

Delayed-Delivery Transactions. The Fund may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Fund will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they

54	PIMCO Total Return Fund Semi-Annual Report I 09.30.02

PIMCO Total Return Fund Notes to Financial Statements
September 30, 2002 (Unaudited)

are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security. Forward sales commitments are accounted for by the Fund in the same manner as forward currency contracts discussed above.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive their principal until maturity.

Repurchase Agreements. The Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

Reverse Repurchase Agreements. The Fund is authorized to enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. A reverse repurchase agreement involves the risk that the market value of the security sold by the Fund may decline below the repurchase price of the security. The Fund will segregate assets determined to be liquid by PIMCO or otherwise cover its obligations under reverse repurchase agreements.

Restricted Securities. The Fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

3. Fees, Expenses, and Related Party Transactions
Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO) is a majority-owned subsidiary of Allianz Dresdner Asset Management of America L.P. (formerly PIMCO Advisors L.P.) and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives from the Fund a monthly administrative fee based on each share class’ average daily net assets. The Administration Fee for the Fund’s Retail Classes is charged at an annual rate of 0.40%. The Administration Fee for the Institutional and Administrative Classes is charged at the annual rate of 0.18%. The Administration Fee for Class D is charged at the annual rate 0.25%.

Distribution and Servicing Fees. PIMCO Advisors Distributors LLC (“PFD”), is an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse, out of the Administrative Class assets of each Fund offering Administrative Class shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. The effective rate paid to PFD was 0.25% during the current fiscal year.
Pursuant to the Distribution and Servicing Plans adopted by the A, B, C and D Classes of the Trust, the Trust compensates PFD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C and D Classes. The Trust paid PFD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Distribution Fee (%)	Servicing Fee (%)

Class A	—	0.25
Class B	0.75	0.25
Class C	0.75	0.25
Class D	—	0.25

09.30.02 I PIMCO Total Return Fund Semi-Annual Report	55

PIMCO Total Return Fund Notes to Financial Statements
September 30, 2002 (Unaudited)

PFD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of A, B and C Class shares. For the period ended September 30, 2002 PFD received $15,709,769 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.
Each unaffiliated Trustee receives an annual retainer of $60,000, plus $3,000 for each Board of Trustees meeting attended in person and $500 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, each committee chair receives an annual retainer of $1,500. These expenses are allocated to the Funds of the Trust according to their respective net assets.

4. Purchases and Sales of Securities
Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2002, were as follows (amounts in thousands):

	U.S Government/Agency		All Other
	Purchases	Sales	Purchases	Sales
Total Return Fund	$57,660,192	$59,827,426	$13,611,291	$11,125,516

5. Transactions in Written Call and Put Options
Transactions in written call and put options were as follows (amounts in thousands):

Total Return Fund
Premium
Balance at 03/31/2002	$316,125
Sales	57,137
Closing Buys	(26,364)
Expirations	(225,726)
Exercised	0

Balance at 09/30/2002	$121,172

6. Federal Income Tax Matters
At September 30, 2002, the net unrealized appreciation (depreciation) of investments securities for federal income tax purposes were as follows (amounts in thousands):

	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation
Total Return Fund	$1,545,825	$(1,385,834)	$159,991

56	PIMCO Total Return Fund Semi-Annual Report I 09.30.02

PIMCO Total Return Fund Notes to Financial Statements
September 30, 2002 (Unaudited)

7.  Shares of Beneficial Interest
The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Total Return Fund
	Period Ended 09/30/2002		Year Ended 03/31/2002
	Shares	Amount	Shares	Amount
Receipts for shares sold
Class A	232,968	$2,487,360	302,767	$3,207,858
Class B	65,802	703,125	84,273	894,303
Class C	96,442	1,030,318	106,182	1,126,447
Other Classes	1,169,036	12,491,368	1,692,700	17,948,269
Issued as reinvestment of distributions
Class A	6,039	64,605	15,326	161,638
Class B	1,771	18,948	4,984	52,518
Class C	2,201	23,548	6,133	64,627
Other Classes	84,259	901,046	268,980	2,836,995
Cost of shares redeemed
Class A	(99,467)	(1,063,596)	(152,976)	(1,621,239)
Class B	(13,969)	(149,237)	(18,397)	(195,341)
Class C	(19,623)	(209,531)	(27,161)	(287,878)
Other Classes	(686,356)	(7,331,922)	(1,213,735)	(12,870,563)
Net increase resulting from Fund share transactions	839,103	$8,966,032	1,069,076	$11,317,634

09.30.02 I PIMCO Total Return Fund Semi-Annual Report	57

PIMCO Funds: Pacific Investment Management Series

Manager	Pacific Investment Management Company LLC, 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660

Distributor	PIMCO Advisors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	PFPC Global Fund Services, Inc., P.O. Box 9688, Providence, RI 02940-9688

Independent Accountant	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Dechert, 1775 Eye Street, Washington, DC 20006

For Account Information
For PIMCO Funds account information contact your financial advisor, or if you receive account statements directly from PIMCO Funds, you can also call 1-800-426-0107. Telephone representatives are available Monday–Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.pimcoadvisors.com.

58	PIMCO Total Return Fund Semi-Annual Report I 09.30.02

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The Broad-Ranging Expertise of PIMCO Funds

PIMCO Funds offers access to the U.S. investment firms of the Allianz Group, one of the world’s largest financial services providers. Together, these firms manage over $350 billion and have a client list that includes more than half of the 100 largest U.S. corporations.

PIMCO Bond Funds	PIMCO Stock Funds
Short Duration
Short-Term Fund
Low Duration Fund

Intermediate Duration
Total Return Fund

Long Duration
Long-Term U.S. Government Fund

International
Global Bond Fund II
Foreign Bond Fund
Emerging Markets Bond Fund

High Yield
High Yield Fund

Mortgage-Backed
GNMA Fund
Total Return Mortgage Fund

Inflation-Indexed
Real Return Fund

Convertible
Convertible Fund

Tax-Exempt
Municipal Bond Fund
California Intermediate Municipal Bond Fund
California Municipal Bond Fund
New York Municipal Bond Fund
Short-Duration Municipal Income Fund

PIMCO Stock and Bond Funds
Strategic Balanced Fund
Asset Allocation Fund

Growth
RCM Large-Cap Growth Fund
PEA Growth Fund
NACM Growth Fund
PEA Target Fund
RCM Mid-Cap Fund
PEA Opportunity Fund

Blend
PEA Growth & Income Fund
CCM Capital Appreciation Fund
NACM Core Equity Fund
CCM Mid-Cap Fund

Value
NFJ Equity Income Fund
PEA Value Fund
NACM Value Fund
PEA Renaissance Fund
NACM Flex-Cap Value Fund
NFJ Small-Cap Value Fund

Enhanced Index
RCM Tax-Managed Growth Fund
PPA Tax-Efficient Equity Fund
StocksPLUS Fund

International
RCM Global Equity Fund
NACM Global Fund
RCM International Growth Equity Fund
NACM International Fund
RCM Global Small-Cap Fund
RCM Europe Fund
NACM Pacific Rim Fund
RCM Emerging Markets Fund

Sector-Related
PEA Innovation Fund
RCM Global Technology Fund
RCM Global Healthcare Fund
RCM Biotechnology Fund

One Fund Family,
A Choice of Specialized Investment Firms

The PIMCO Funds are managed by the affiliated institutional investment firms of PIMCO Advisors. Each firm specializes in a specific asset class and investment style. So whether you’re looking for a small-cap value manager, a large-cap growth manager or a core bond manager, the PIMCO Funds provide you with access to a highly qualified expert.

Cadence Capital Management (CCM)
Combining the best of growth and value, CCM seeks to invest in reasonably priced companies that offer rapid earnings growth potential.

Dresdner RCM Global Investors (RCM)
With a worldwide presence, RCM’s growth specialists bring a global perspective to domestic and international stock investing.

NFJ Investment Group (NFJ)
Pure, deep value investors, NFJ emphasizes risk management by investing primarily in dividend-paying stocks and imposing strict diversification guidelines.

Nicholas-Applegate Capital Management (NACM)
NACM employs a bottom-up, research driven approach to identify financially strong companies poised to benefit from change.

Pacific Investment Management Company (PIMCO)
Under the direction of its renowned founder and Chief Investment Officer, Bill Gross, PIMCO has become one of the most respected names in fixed-income management.

PIMCO Equity Advisors (PEA)
Across its varied products, PEA relies on in-depth research and competitive analysis to identify the companies most likely to deliver long-term capital appreciation.

3

Stay connected with www.pimcoadvisors.com

Timely, user-friendly information about the PIMCO Funds is available on our Web site. Visit www.pimcoadvisors.com to get a comprehensive look at the entire PIMCO Funds family, as well as extensive commentary and analysis from our investment professionals.

Fund Information

Click “Fund Information” on our Home page for current data on all of the PIMCO Funds. You will find:

■	Daily share prices and year-to-date performance figures
■	Historical performance, portfolio holdings and risk analysis
■	Lipper category rankings.

Bond Center

PIMCO Funds offers you access to some of the most respected bond managers in the country. Visit our site’s Bond Center to access newsletters and commentary that reveal what they are thinking about the economy and the bond markets. Then click through “About Bond Investing” for more detailed discussions of PIMCO’s investment strategies and techniques.

4

Stock Center

The PIMCO Funds Stock Center contains articles, news, commentary, newsletters and media highlights that exhibit the diversified expertise offered by PIMCO equity funds and their managers. Visit this area of our site to learn more about the latest market trends and the opportunities available to stock fund investors.

Resources

Click on “Resources” to download prospectuses, forms and other literature from our extensive online library or to request them by mail. You can also learn more about useful services available to PIMCO Funds investors, including online account access for direct shareholders.

5

P I M C O
A D V I S O R S

PZ053.10/02

Semi-Annual Report
0 9 . 3 0 . 0 2

PIMCO Total Return Fund

Share Class D

P I M C O
A D V I S O R S

Letter to Shareholders

Brent Harris
Chairman of the Board

Dear Fellow Shareholder:

The past six months have brought an onslaught of disheartening financial news. Despite the market’s recent upswing, disappointing corporate earnings and talk of a double-dip recession have left many stock investors wondering where we’re headed next.

In the world of bonds, however, bad economic news can actually be good news, as investors flee stocks and riskier securities and flock instead to the relative stability offered by U.S. Treasuries and other high-quality areas of fixed income. This seemingly paradoxical relationship between bonds and the economy helps explain why most bond sectors have continued their strong run over the past six months. I am pleased to report that PIMCO Total Return Fund followed suit, with Class D shares returning 6.71% during the same period.

Of course, we cannot predict what the next few months and years hold for bonds, stocks or this fund. But, as always, we stand behind a few tried-and-true investment strategies, such as maintaining a well-diversified portfolio and investing for the long term.

If you have questions concerning this report or your investment, please contact your financial advisor. You can also call PIMCO Advisors at 1-800-426-0107 or visit our web site at www.pimcoadvisors.com. Once again, thank you for choosing PIMCO Funds. We highly value your business.

Sincerely,
Brent R. Harris
Chairman of the Board
October 31, 2002

Past performance is no guarantee of future results. There is no guarantee that these or any other investment techniques will be effective under all market conditions. The credit quality of the investment in the portfolio does not apply to the stability or safety of the fund. Diversification does not guarantee against loss.

2	PIMCO Total Return Fund Semi-Annual Report I 09.30.02

Management Review & Outlook
Bill Gross
Portfolio Manager

For the six-month period ended September 30, 2002, PIMCO Total Return Fund Class D shares returned 6.71%, outperforming the Lipper Intermediate Investment Grade Debt Fund Average, which returned 6.52%, but underperforming the Lehman Aggregate Bond Index, which returned 8.45%. Below, Bill Gross, the Fund’s portfolio manager, discusses these results and provides his outlook and strategy moving forward.

Q. What happened in the economy and the bond markets over the past six months?
A. Investors flocked to the safety of Treasury bonds amid anxiety about sluggish global growth, the integrity of corporate accounting and governance practices and a potential U.S. war with Iraq. While the Federal Reserve remained on the sidelines, leaving the Fed Funds rate unchanged, they indicated that there was uncertainty regarding the size and strength of the economic recovery, and that they stood ready to be responsive should the economy further deteriorate. The consumer and housing sectors have been the primary sources of strength in the economy, bolstered by low mortgage rates, zero percent auto loans, and rising real wages. Internationally, growth was weaker in Europe, and Japan’s economy remained moribund.

Q. What areas of the bond market performed the best in this environment?
A. Treasury bonds performed extremely well, as investors drove yields to their lowest levels in 40 years, with short and intermediate maturities falling the furthest. Mortgages trailed Treasuries, but performed better than corporate bonds. Within this sector, GNMAs, explicitly backed by the U.S. government, outperformed their conventional counterparts.

Q. How did other bond sectors fare?
A. Corporate bonds lagged well behind Treasuries, with higher rated issues outperforming lower rated debt. The high yield segment, heavily weighted with struggling telecom and energy/pipeline credits, posted a severe loss for the period.1 Non-U.S. developed bond markets also lagged Treasuries, as U.S. interest rates fell more sharply than rates in other countries, such as Germany and the U.K. Emerging market bonds continued to lose ground, as sector returns were adversely affected by Brazil presidential election worries and an overall climate of risk aversion among investors worldwide.

1. The Lehman High Yield Index returned –9.16% for the six-month period ended 9/30/02.

09.30.02 I PIMCO Total Return Fund Semi-Annual Report	3

Q. What helped the Fund’s results during the period?
A. The Fund’s overweight exposure to short- and intermediate-term maturities contributed to returns as these yields fell the furthest. Duration management was also a positive. [Duration is a measure of a portfolio’s price sensitivity expressed in years.] Slightly below-benchmark duration early in the period was neutral, while extending duration later in the period was positive. Holdings of real return bonds also helped, as real yields fell during the period.

Q. What factors detracted from the Fund’s performance?
A. Although we were underweight corporate bonds, our industry selection in this area hurt returns, especially holdings of telecom and energy/pipeline companies. This is because the risks generally associated with owning stocks—in particular, the credibility of company financial statements—flowed into corporate bonds over the past six months due to heightened risk aversion. In turn, investor demand for corporates deteriorated. International exposure, including modest allocations to emerging market bonds, was also negative for performance as investors favored U.S. Treasuries.

Q. What is your current economic outlook?
A. In PIMCO’s view, the modest U.S. economic recovery should continue over the next year, with the consumer and housing sectors holding fast as the battered business sector heals itself. The wild card in our forecast is a potential war with Iraq. While we believe this would initially drag down growth and cause a shock to consumer and business confidence, monetary and fiscal stimulus could offset this occurrence. We anticipate interest rates to be range-bound, as muted economic growth constrains upward pressure on interest rates.

4	PIMCO Total Return Fund Semi-Annual Report I 09.30.02

Q. What is the biggest risk to your forecast?
A. The biggest risk to our forecast is that corporations will prolong their retrenchment, spreading an “infectious thrift” into the consumer sector. However, economic policymaking, especially by the Federal Reserve, should mitigate this risk. As we see it, the Fed will not take back its substantial easing of the past year and will cut the federal funds rate if necessary to sustain the recovery. At the same time, U.S. Fiscal policy should remain stimulative with existing tax cuts and deficit spending.

Q. How will you be positioning the Fund in this environment?
A. Given the expected range-bound interest rate environment, we intend to add value by capturing attractive spreads in non-Treasury markets. We plan to target duration near the benchmark, as we expect rates to shift modestly. Also, we will focus on intermediate maturities, which offer relatively higher yields given the steep yield curve environment. In terms of our sector strategy, we plan to overweight mortgages, which offer premium yields that compensate amply for the risk of duration extension should mortgage rates climb. We anticipate that our corporate exposure could improve, as lenders’ appetite for risk is restored by the rehabilitation of corporate balance sheets and liquidity returns to the marketplace.

Managing Director and co-founder of PIMCO, Mr. Gross is widely regarded as the world’s foremost fixed income authority. He has over 30 years of investment experience. In recognition of his investment skill, Morningstar named Mr. Gross and the PIMCO bond team “Fixed Income Fund Manager of the Year” for 1998 and 2000.

09.30.02 I PIMCO Total Return Fund Semi-Annual Report	5

PIMCO Total Return Fund Performance Summary

Objective:	Portfolio:	Fund Inception Date:
Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Intermediate maturity fixed income securities. Duration Range: 3-6 years	5/11/87 Total Net Assets: $64.7 billion

Average Annual Total Return For periods ended 9/30/02

Change in Value For periods ended 9/30/02

6	PIMCO Total Return Fund Semi-Annual Report I 09.30.02

PIMCO Total Return Fund Portfolio Statistics

Maturity Profile	% of Total Investments	Quality Breakdown

Less than 1 year	6%

1-5 years	44%

5-10 years	6%

10-20 years	38%

20-30 years	6%

Sector Breakdown

Mortgage-Backed Securities	44.8%

Short-Term Instruments	24.2%

Corporate Bonds & Notes	17.8%

Other	13.2%

Past performance is no guarantee of future results. Investment return will fluctuate and the value of an investor’s shares will fluctuate and may be worth more or less than original cost when redeemed. The average annual total return measures performance assuming that all dividend and capital gain distributions were reinvested. Returns shown do not reflect the deduction of taxes that a shareholder would pay (i) on fund distributions or (ii) the redemption of fund shares. The returns represent the blended performance of the Fund’s D shares and the prior performance of the Fund’s Institutional shares, adjusted, as necessary, to reflect retail share current sales charges and different operating expenses. The D shares were first offered in April 1998. The credit quality of the investment in the portfolio does not apply to the stability or safety of the fund. Duration is a measure of the Fund’s price sensitivity expressed in years. The Lipper Averages are calculated by Lipper, Inc. It is the total return performance average of funds that are tracked by Lipper that have the same Fund Classification. Lipper does not take into account sales charges. The Fund may invest up to 20% in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers, which may entail greater risk due to foreign economic and political developments. The Fund may invest 10% in high-yield, (lower-rated) securities, which generally involves greater risk to principal than investment in higher-rated securities. Mortgage-backed securities may be sensitive to changes in prevailing interest rates; their value generally declines when interest rates rise. There is no assurance that the private guarantors or insurers will meet their obligations. The Lehman Brothers Aggregate Bond Index is an unmanaged market index that represents the U.S. Taxable fixed income universe. It is not possible to invest directly in an unmanaged index. The funds also offer other share classes, which are subject to different fees and expenses (which may affect performance), have different minimum investment requirements and are entitled to different services. Information regarding such classes may be obtained by calling 1-888-87-PIMCO. An investment in a (the) fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. In addition, it is possible to lose money on investments in a (the) fund. For additional details on the Funds, contact your financial advisor to receive a current prospectus that contains more complete information, including charges and expenses. Please read the prospectus carefully before you invest or send money. PIMCO Advisors Distributors LLC, 2187 Atlantic Street, Stamford, CT, 06902, www.pimcoadvisors.com, 1-888-87-PIMCO.

09.30.02 I PIMCO Total Return Fund Semi-Annual Report	7

PIMCO Total Return Fund Schedule of Investments
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)
CORPORATE BONDS & NOTES 21.2%
Banking & Finance 11.7%
AB Spintab
6.800% due 12/29/2049 (a)	$250	$251
Abbey National PLC
6.700% due 06/29/2049 (a)	5,000	5,410
ABN AMRO Bank NV Chicago
7.250% due 05/31/2005	150	165
Air 2 U.S. Equipment Trust
8.027% due 10/01/2019	9,222	6,524
Allstate Corp.
7.875% due 05/01/2005	100	111
6.750% due 05/15/2018	280	301
Allstate Life Funding LLC
2.120% due 07/26/2004 (a)	9,600	9,587
AMERCO
7.135% due 10/15/2002	15,000	14,730
7.230% due 01/21/2027	1,250	1,114
American Express Credit Corp.
7.450% due 08/10/2005 (a)	1,000	1,126
American Express Travel
5.625% due 01/22/2004	22,700	23,699
American General Finance
6.250% due 12/18/2002	1,165	1,175
6.375% due 03/01/2003	350	356
6.170% due 05/06/2003	3,200	3,276
8.125% due 03/15/2046	270	327
Aon Capital Trust A
8.205% due 01/01/2027	725	514
Aristar, Inc.
7.375% due 09/01/2004	20,000	21,688
Associates Corp. of North America
6.000% due 12/01/2002	500	503
5.750% due 11/01/2003	5,425	5,660
5.800% due 04/20/2004	510	537
6.625% due 06/15/2005	4,830	5,281
Atlas Reinsurance PLC
4.560% due 04/04/2003 (a)	22,700	22,785
5.560% due 10/04/2004 (a)	3,000	3,023
Banc One Corp
7.000% due 07/15/2005	100	112
Banco Nacional de Comercio Exterior
7.250% due 02/02/2004	29,323	30,768
Bank of America Corp.
7.500% due 10/15/2002	1,200	1,202
6.850% due 03/01/2003	65	66
9.200% due 05/15/2003	90	94
6.875% due 06/01/2003	100	103
6.500% due 08/15/2003	150	156
6.625% due 06/15/2004	40	43
6.125% due 07/15/2004	600	641
6.750% due 09/15/2005	200	223
5.250% due 02/01/2007	40	43
7.800% due 02/15/2010	300	363
8.570% due 11/15/2024	125	162
Bank One Corp.
2.029% due 09/26/2003 (a)	700	701
2.027% due 05/07/2004 (a)	8,200	8,214
6.500% due 02/01/2006	660	730
Bayerische Landesbank NY
6.200% due 02/09/2006 (a)	250	253
Bear Stearns Cos., Inc.
6.488% due 10/02/2002	5,000	5,000
6.125% due 02/01/2003	25	25
6.750% due 04/15/2003	105	108
2.120% due 05/06/2003 (a)	27,224	27,223
2.070% due 07/22/2003 (a)	25,500	25,444
6.700% due 08/01/2003	100	104
2.047% due 12/01/2003 (a)	107,100	107,283
6.625% due 01/15/2004	200	210
6.150% due 03/02/2004 (a)	200	210
8.750% due 03/15/2004	75	81
2.380% due 05/24/2004 (a)	29,300	29,443
2.226% due 06/01/2004 (a)	12,665	12,688
2.130% due 09/16/2005 (a)	16,000	15,776
Beaver Valley Funding Corp.
8.250% due 06/01/2003	39	39
Beneficial Corp.
6.030% due 01/14/2003	320	322
Bombardier Capital, Inc.
7.300% due 12/15/2002	9,000	8,896
Caterpillar Financial Services Corp.
7.700% due 11/05/2003	600	636
Chase Manhanttan Corp.
5.750% due 04/15/2004 (a)	150	157
6.000% due 11/01/2005	50	53
6.125% due 11/01/2008	400	442
Chrysler Financial Co. LLC
1.990% due 02/10/2003 (a)	17,700	17,671
Chubb Capital Corp.
6.875% due 02/01/2003	100	102
Cincinnati Financial Corp.
6.900% due 05/15/2028	55,360	55,075
CIT Group, Inc.
2.210% due 10/01/2002 (a)	8,000	8,000
6.150% due 12/15/2002	20	20
7.375% due 03/15/2003	11,850	12,097
2.310% due 04/07/2003 (a)	19,277	19,244
5.625% due 10/15/2003	250	255
7.500% due 11/14/2003	35	36
5.625% due 05/17/2004	12,350	12,652
7.250% due 08/15/2005	90	95
7.625% due 08/16/2005	15	16
7.375% due 04/02/2007	30,295	32,457
7.750% due 04/02/2012	27,900	30,405
Citicorp
8.000% due 02/01/2003	250	255
CitiFinancial Credit Co.
7.750% due 03/01/2005	1,230	1,367
6.750% due 07/01/2007	450	509

8	PIMCO Total Return Fund Semi-Annual Report I 09.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

Citigroup, Inc.
5.800% due 03/15/2004	$200	$210
6.750% due 12/01/2005	100	111
7.250% due 10/01/2010	325	373
CNA Financial Corp.
6.250% due 11/15/2003	65	65
Comerica Bank
7.250% due 06/15/2007	200	230
Compagnie Financiere de CIC—UE
3.270% due 06/29/2049 (a)	1,500	1,485
Countrywide Home Loans, Inc.
6.250% due 04/15/2009 (a)	600	650
Credit Asset Receivable LLC
6.274% due 10/31/2003	13,342	13,424
DaimlerChrysler Financial Services
North America LLC
2.000% due 02/03/2003 (a)	90,000	89,865
1.990% due 03/06/2003 (a)	35,000	34,926
1.980% due 03/10/2003 (a)	65,000	64,856
1.940% due 06/17/2003 (a)	1,200	1,195
1.940% due 06/18/2003 (a)	42,700	42,511
DBS Group Holdings Ltd.
7.875% due 08/10/2009	6,000	7,036
Deutsche Telekom International
Finance BV
8.250% due 06/15/2005	113,600	121,923
8.500% due 06/15/2010	16,000	17,580
8.750% due 06/15/2030	169,700	182,485
Dow Capital BV
7.125% due 01/15/2003	100	101
Duke Capital Corp.
2.461% due 02/28/2003 (a)	2,000	1,985
7.250% due 10/01/2004	9,000	9,424
6.250% due 07/15/2005	325	334
Export-Import Bank Korea
6.500% due 11/15/2006	9,035	10,033
7.100% due 03/15/2007	31,900	36,330
Farmers Insurance
8.625% due 05/01/2024	275	210
Finova Group, Inc.
7.500% due 11/15/2009 (b)	27,255	8,449
First Chicago Corp.
4.250% due 07/28/2003 (a)	50	50
First National Bank Chicago
8.080% due 01/05/2018	250	315
First Security Corp.
5.875% due 11/01/2003	9,325	9,704
Ford Credit Canada
1.986% due 12/16/2002 (a)	95,600	95,362
Ford Motor Credit Co.
7.750% due 11/15/2002	5,730	5,750
6.000% due 01/14/2003	1,100	1,104
7.500% due 01/15/2003	250	252
1.963% due 02/03/2003 (a)	40,000	39,623
1.877% due 02/13/2003 (a)	276,185	273,094
2.010% due 03/17/2003 (a)	88,800	87,692
2.550% due 04/17/2003 (a)	71,180	70,310
6.125% due 04/28/2003	34,530	34,791
2.076% due 06/02/2003 (a)	89,300	87,441
1.982% due 06/06/2003 (a)	7,500	7,416
2.110% due 06/20/2003 (a)	43,000	42,044
2.340% due 06/23/2003 (a)	201,211	197,713
6.625% due 06/30/2003	825	834
2.040% due 11/24/2003 (a)	47,000	45,582
7.500% due 06/15/2004	100	102
6.700% due 07/16/2004	26,300	26,440
8.250% due 02/23/2005	2,500	2,564
7.600% due 08/01/2005	5,000	5,030
6.375% due 12/15/2005	100	97
7.200% due 06/15/2007	25	25
5.800% due 01/12/2009 (a)	655	592
7.375% due 10/28/2009	200	190
7.875% due 06/15/2010	295	291
7.375% due 02/01/2011	1,285	1,214
7.250% due 10/25/2011	69,250	64,118
Gemstone Investors Ltd.
7.710% due 10/31/2004	114,600	91,796
General Electric Capital Corp.
5.650% due 03/31/2003	125	127
6.800% due 11/01/2005	100	111
7.875% due 12/01/2006	30	35
8.500% due 07/24/2008	100	124
6.125% due 02/22/2011	74,050	80,537
6.900% due 09/15/2015	100	117
General Motors Acceptance Corp.
6.625% due 10/01/2002	5,000	5,000
9.000% due 10/15/2002	9,300	9,318
1.842% due 11/12/2002 (a)	10,200	10,185
1.980% due 12/09/2002 (a)	64,050	63,942
6.750% due 12/10/2002	500	503
6.200% due 12/15/2002	500	503
5.480% due 12/16/2002	150	151
2.170% due 12/19/2002 (a)	18,600	18,561
6.000% due 01/15/2003	990	998
5.875% due 01/22/2003	130,500	131,554
1.910% due 02/14/2003 (a)	12,600	12,535
1.925% due 03/10/2003 (a)	7,000	6,955
5.950% due 03/14/2003	12,400	12,550
6.750% due 03/15/2003	49,725	50,505
7.125% due 05/01/2003	36,000	36,646
2.233% due 05/16/2003 (a)	105,575	104,808
1.820% due 07/20/2003 (a)	5,754	5,754
2.135% due 07/21/2003 (a)	33,900	33,491
2.142% due 08/04/2003 (a)	214,595	211,801
1.857% due 08/18/2003 (a)	133,390	131,325
5.550% due 09/15/2003	37,000	37,582
6.625% due 10/20/2003	2,000	2,052

See accompanying notes I 09.30.02 I PIMCO Total Return Fund Semi-Annual Report	9

PIMCO Total Return Fund Schedule of Investments (Cont.)
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

2.070% due 11/07/2003 (a)	$16,100	$15,805
5.750% due 11/10/2003	1,100	1,122
2.580% due 01/20/2004 (a)	390,435	383,372
6.380% due 01/30/2004	4,000	4,102
2.670% due 03/22/2004 (a)	128,600	125,878
2.010% due 04/05/2004 (a)	29,700	28,770
2.110% due 04/05/2004 (a)	67,047	64,948
2.442% due 05/10/2004 (a)	149,100	145,185
2.457% due 05/17/2004 (a)	79,800	77,802
2.070% due 05/28/2004 (a)	73,000	70,452
6.850% due 06/17/2004	1,200	1,243
2.290% due 07/20/2004 (a)	14,300	13,802
2.210% due 07/21/2004 (a)	35,300	34,020
2.210% due 07/30/2004 (a)	85,427	82,426
2.544% due 09/20/2004 (a)	10,068	10,055
6.625% due 10/15/2005	100	105
6.650% due 11/17/2005	500	522
6.750% due 01/15/2006	565	586
6.125% due 02/01/2007	2,535	2,567
6.150% due 04/05/2007	150	152
6.125% due 01/22/2008	500	499
8.950% due 07/02/2009	9,992	11,469
7.750% due 01/19/2010	40	41
7.250% due 03/02/2011	1,000	997
7.000% due 02/01/2012	2,000	1,955
7.430% due 12/01/2021	237	240
8.000% due 11/01/2031	57,340	55,731
Golden State Holdings
2.822% due 08/01/2003 (a)	500	498
Goldman Sachs Group LP
6.625% due 12/01/2004	275	297
2.460% due 02/09/2009 (a)	10,000	10,129
6.500% due 02/25/2009	140	154
Hartford Life, Inc.
6.900% due 06/15/2004	600	639
Heller Financial, Inc.
2.057% due 04/28/2003 (a)	26,000	26,037
2.087% due 04/28/2003 (a)	73,100	73,217
8.000% due 06/15/2005	700	794
Hertz Corp.
7.000% due 07/15/2003	13,300	13,334
Hitachi Credit America
2.193% due 10/15/2003 (a)	11,500	11,514
Household Bank
2.038% due 10/22/2003 (a)	18,000	17,795
Household Capital Trust III
2.205% due 06/26/2004 (a)	23,925	22,099
Household Finance Corp.
5.875% due 11/01/2002 (a)	200	200
6.125% due 02/27/2003	500	506
2.060% due 06/24/2003 (a)	32,900	32,577
2.146% due 05/28/2004 (a)	170,700	165,282
6.500% due 01/24/2006	65	66
7.200% due 07/15/2006	450	459
5.875% due 02/01/2009	70	66
Household Netherlands BV
6.125% due 03/01/2003	18,100	18,186
HSBC Capital Funding LP
9.547% due 12/31/2049 (a)	76,400	92,672
10.176% due 12/31/2049	46,160	61,750
10.176% due 12/31/2049 (a)	20,000	27,310
International Bank for Reconstruction & Development
7.000% due 01/27/2005	700	776
J.P. Morgan & Co., Inc.
6.700% due 11/01/2007	30	33
6.698% due 02/15/2012 (a)	600	606
JET Equipment Trust
10.000% due 06/15/2012	80	39
10.690% due 05/01/2015	100	15
John Hancock
7.375% due 02/15/2024	360	388
KBC Bank Fund Trust III
9.860% due 11/29/2049 (a)	5,700	6,907
Key Bank USA NA
7.550% due 09/15/2006	350	403
Korea Development Bank
7.625% due 10/01/2002	9,750	9,750
7.625% due 10/01/2002	7,370	7,370
6.500% due 11/15/2002	440	442
6.625% due 11/21/2003	2,090	2,189
7.125% due 04/22/2004 (a)	320	342
6.750% due 12/01/2005	55	60
7.250% due 05/15/2006	50	57
Landesbank Baden- Wuerttemberg AG
6.350% due 04/01/2012	60,000	67,929
LB Rheinland—PFALZ
6.875% due 02/23/2028	3,400	3,837
Lehman Brothers Holdings, Inc.
7.625% due 06/01/2006 (a)	350	395
8.250% due 06/15/2007	70	82
LG&E Capital Corp.
6.205% due 05/01/2004	1,000	1,046
6.460% due 01/15/2008 (a)	3,000	3,249
Liberty Mutual Insurance
8.200% due 05/04/2007	17,510	18,498
Lion Connecticut Holdings
6.375% due 08/15/2003	200	207
7.250% due 08/15/2023	50	56
Lloyds TSB Bank PLC
2.180% due 08/25/2010 (a)	3,000	3,005
MCN Investment Corp.
7.120% due 01/16/2004	7,500	7,734
Merrill Lynch & Co., Inc.
8.300% due 11/01/2002	700	703
6.000% due 02/12/2003	500	507
6.875% due 03/01/2003	140	143
6.550% due 08/01/2004	2,400	2,564

10	PIMCO Total Return Fund Semi-Annual Report I 09.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

7.150% due 09/15/2004	$360	$390
4.540% due 03/08/2005	40	41
7.375% due 05/15/2006	565	635
7.000% due 04/27/2008	100	114
Metropolitan Life Insurance Co.
6.300% due 11/01/2003	6,800	7,075
MIC Financing Trust I
8.375% due 02/01/2027	36,000	35,960
Monumental Global Funding II
2.044% due 09/26/2003 (a)	8,500	8,522
Morgan Stanley Group, Inc.
6.375% due 12/15/2003	150	158
5.625% due 01/20/2004	1,200	1,250
Morgan Stanley TRACERS
6.977% due 09/15/2011 (a)	171,296	186,028
6.414% due 03/15/2012	81,250	82,699
National Rural Utilities Cooperative Finance Corp.
6.250% due 04/15/2003	50,000	51,075
1.990% due 07/17/2003 (a)	10,000	9,957
2.820% due 04/26/2004 (a)	138,200	138,614
7.250% due 03/01/2012	65,000	72,331
8.000% due 03/01/2032	70,850	81,246
National Westminster Bank PLC
9.375% due 11/15/2003	200	216
Newcourt Credit Group, Inc.
6.875% due 02/16/2005	7,500	7,833
Nordbanken AB
8.950% due 11/29/2049	28,000	33,297
Osprey Trust
8.310% due 01/15/2003	76,155	14,089
Pacific Life Insurance Co.
7.900% due 12/30/2023	8,000	9,451
Parker Retirement Savings Plan
6.340% due 07/15/2008	640	706
Pemex Finance Ltd.
6.125% due 11/15/2003	8,666	8,961
Pemex Project Funding Master Trust
3.360% due 01/07/2005 (a)	152,300	152,457
7.875% due 02/01/2009	3,330	3,355
8.000% due 11/15/2011	100,500	101,128
PNC Funding Corp.
6.875% due 03/01/2003	100	102
7.000% due 09/01/2004 (a)	20,000	21,505
Popular, Inc.
6.625% due 01/15/2004	23,000	24,145
Premium Asset Trust
2.105% due 11/27/2004 (a)	48,900	49,049
2.160% due 10/06/2005 (a)	300	300
2.155% due 09/08/2007 (a)	25,200	25,200
Prime Property Funding II
7.000% due 08/15/2004	110	118
Protective Life Funding Trust
2.210% due 01/17/2003 (a)	22,000	22,021
Prudential Funding Corp.
6.375% due 07/23/2006	100	110
6.625% due 04/01/2009	17,000	18,471
Qwest Capital Funding, Inc.
7.000% due 08/03/2009	22,500	10,125
7.250% due 02/15/2011	31,868	14,341
7.750% due 02/15/2031	12,500	5,063
Racers
2.056% due 03/03/2003 (a)	282,400	282,530
2.510% due 04/01/2003 (a)	20,000	19,506
2.591% due 04/01/2003 (a)	20,000	19,500
5.560% due 04/28/2003 (a)	45,000	46,103
2.476% due 09/15/2005 (a)	45,000	40,860
Reliance Group Holdings, Inc.
9.750% due 11/15/2003 (b)	10,000	100
9.000% due 11/15/2049 (b)	19,000	570
Residential Reinsurance Ltd.
6.796% due 06/01/2004 (a)	88,200	89,651
Rothmans Holdings
6.500% due 05/06/2003	16,890	17,312
Royal Bank of Scotland Group PLC
8.817% due 03/31/2049	45,400	51,651
9.118% due 03/31/2049	92,400	116,415
Salomon Smith Barney Holdings, Inc.
6.125% due 01/15/2003 (a)	290	293
2.080% due 01/17/2003	15,000	15,010
6.750% due 02/15/2003	450	458
2.210% due 01/22/2004 (a)	10,000	10,000
7.000% due 03/15/2004	100	107
2.142% due 05/04/2004 (a)	10,020	10,054
Sears Roebuck Acceptance Corp.
6.720% due 10/23/2002	8,000	8,020
6.410% due 11/19/2002	5,235	5,264
6.000% due 03/20/2003	154,750	157,519
Societe Generale Real Estate LLC
7.640% due 12/29/2049 (a)	23,000	25,021
Spieker Properties, Inc.
6.950% due 12/15/2002	1,600	1,612
6.800% due 05/01/2004	1,100	1,159
Sun Life of Canada (U.S.)
8.526% due 05/29/2049	250	267
Targeted Return Index Securities Trust
6.708% due 01/15/2012 (a)	19,015	20,687
The Money Store, Inc.
7.300% due 12/01/2002	100	101
Transamerica Finance Corp.
7.500% due 03/15/2004	270	288
Trinom Ltd.
5.820% due 12/18/2004 (a)	48,700	49,046
U.S. Bancorp
2.022% due 03/06/2003	600	601
6.500% due 06/15/2004	600	643

See accompanying notes I 09.30.02 I PIMCO Total Return Fund Semi-Annual Report	11

PIMCO Total Return Fund Schedule of Investments (Cont.)
September 30, 2002 (Unaudited)
	Principal Amount (000s)	Value (000s)

Verizon Global Funding Corp.
6.750% due 12/01/2005	$16,135	$17,024
7.600% due 03/15/2007	4,000	4,378
6.125% due 06/15/2007	12,490	13,020
7.250% due 12/01/2010	300	314
7.375% due 09/01/2012	1,050	1,108
7.750% due 12/01/2030	100	100
Wachovia Corp.
6.375% due 04/15/2003	200	205
4.950% due 11/01/2006	46,300	49,498
Wells Fargo & Co.
6.625% due 07/15/2004	6,500	7,002
7.250% due 08/24/2005	400	447
6.450% due 02/01/2011	375	424
Wells Fargo Financial, Inc.
6.250% due 11/01/2002	100	100
7.000% due 01/15/2003	380	385
6.000% due 02/01/2004	50	52
Western Capital
8.796% due 01/07/2003 (a)	15,600	15,600

		7,548,412

Industrials 4.4%
AIC Corp.
2.010% due 10/02/2002 (a)	42,250	42,250
Air Products & Chemicals, Inc.
6.250% due 06/15/2003	2,500	2,563
Akzo Nobel, Inc.
6.000% due 11/15/2003	32,000	33,251
Albertson’s, Inc.
6.550% due 08/01/2004	240	256
7.500% due 02/15/2011	75	87
Allied Waste Industries, Inc.
6.100% due 01/15/2003	6,000	6,001
Allied Waste North America, Inc.
7.375% due 01/01/2004	20,425	20,323
America West Airlines, Inc.
6.870% due 01/02/2017 (a)	1,767	1,507
American Airlines, Inc.
9.850% due 06/15/2008	1,572	1,542
9.850% due 06/15/2008	200	196
10.210% due 01/01/2010	12,500	12,261
10.610% due 03/04/2011 (a)	1,895	1,867
6.978% due 04/01/2011	40,788	42,310
7.024% due 04/15/2011	5,000	5,149
7.858% due 10/01/2011	86,200	91,710
9.780% due 11/26/2011	363	331
10.190% due 05/26/2016	3,661	3,699
Amoco Corp.
6.250% due 10/15/2004 (a)	1,000	1,079
Anadarko Petroleum Corp.
5.375% due 03/01/2007	2,250	2,411
Anheuser-Busch Cos., Inc.
6.750% due 08/01/2003	600	627
6.000% due 04/15/2011	95	107
AOL Time Warner, Inc.
6.125% due 04/15/2006	300	283
6.150% due 05/01/2007	290	268
6.875% due 05/01/2012	73,700	67,203
7.625% due 04/15/2031	27,800	23,250
7.700% due 05/01/2032	144,970	123,245
Baxter International, Inc.
9.500% due 06/15/2008	200	246
Bayer Corp.
6.500% due 10/01/2002 (a)	250	250
Boeing Co.
6.350% due 06/15/2003	750	767
6.625% due 02/15/2038	335	337
Campbell Soup Co.
4.750% due 10/01/2003 (a)	700	718
Canadian National Railway Co.
6.450% due 07/15/2006	550	609
6.375% due 10/15/2011	65	73
Cemex SA de CV
8.625% due 07/18/2003	36,050	37,537
Coastal Corp.
2.422% due 07/21/2003 (a)	7,700	7,317
6.200% due 05/15/2004	3,000	2,371
6.500% due 05/15/2006	110	83
7.500% due 08/15/2006	9,075	6,903
6.375% due 02/01/2009	9,000	5,858
7.750% due 06/15/2010	15,500	11,022
9.625% due 05/15/2012	9,000	6,626
6.700% due 02/15/2027	400	288
7.420% due 02/15/2037	9,000	5,685
Coca-Cola Enterprises, Inc.
6.000% due 07/15/2003 (a)	250	258
4.000% due 06/01/2005	65	68
5.750% due 11/01/2008	100	111
Colgate-Palmolive Co.
6.000% due 08/15/2003	45	46
ConAgra Foods, Inc.
2.475% due 09/10/2003 (a)	48,500	48,605
Conoco, Inc.
2.630% due 10/15/2002 (a)	15,000	15,003
6.950% due 04/15/2029	25	28
Continental Airlines, Inc.
6.410% due 04/15/2007	308	294
6.800% due 07/02/2007	21	17
6.954% due 08/02/2009	11,802	10,091
7.056% due 09/15/2009	40,409	39,543
7.487% due 10/02/2010	1,215	1,183
7.730% due 03/15/2011	2,171	1,699
6.503% due 06/15/2011	9,220	8,733
6.900% due 01/02/2018	1,393	1,291
6.820% due 05/01/2018	6,443	5,928
7.256% due 03/15/2020	26,001	25,158
7.707% due 04/02/2021	3,792	3,559
Cox Enterprises, Inc.
2.722% due 05/01/2033 (a)	1,100	1,090

12	PIMCO Total Return Fund Semi-Annual Report I 09.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

DaimlerChrysler North America Holding Corp.
2.596% due 12/16/2002 (a)	$85,200	$85,293
7.750% due 05/27/2003	48,000	49,456
2.322% due 08/01/2003 (a)	19,600	19,544
2.000% due 08/21/2003 (a)	38,000	37,846
2.323% due 08/02/2004 (a)	3,400	3,364
2.053% due 08/16/2004 (a)	56,100	55,321
6.900% due 09/01/2004	30	32
7.300% due 01/15/2012	700	774
8.500% due 01/18/2031	2,000	2,385
Delta Air Lines Equipment Trust
9.550% due 01/02/2008 (c)	7,773	8,375
10.430% due 01/02/2011	3,755	3,047
10.140% due 08/14/2012	1,000	769
10.000% due 06/05/2013	10,828	8,767
10.060% due 01/02/2016	6,500	5,252
Delta Air Lines, Inc.
10.570% due 01/02/2007 (c)	13,889	14,370
7.379% due 05/18/2010	8,798	9,299
7.570% due 11/18/2010	41,250	43,948
7.111% due 03/18/2013	60,000	63,243
9.200% due 09/23/2014	6,000	4,206
10.000% due 12/05/2014	5,000	3,939
10.500% due 04/30/2016	27,950	23,499
Duke Energy Field Services
7.500% due 08/16/2005	6,600	6,805
Duty Free International, Inc.
7.000% due 01/15/2004	175	86
Eastman Chemical Co.
6.375% due 01/15/2004	5,750	6,012
Electric Lightwave, Inc.
6.050% due 05/15/2004	10,700	10,068
Eli Lilly & Co.
6.250% due 03/15/2003	100	102
5.500% due 07/15/2006	110	119
Enron Corp.
8.000% due 08/15/2005 (b)	3,200	656
Enterprise Products Partners LP
7.500% due 02/01/2011	35	39
Federal Express Corp.
6.845% due 01/15/2019 (a)	785	839
FMC Corp.
6.375% due 09/01/2003	4,000	3,836
Ford Capital BV
9.500% due 06/01/2010	200	214
Ford Motor Co.
7.250% due 10/01/2008	800	777
6.500% due 08/01/2018	50	39
7.450% due 07/16/2031	60,350	49,797
Fortune Brands, Inc.
8.500% due 10/01/2003	500	529
Fred Meyer, Inc.
7.375% due 03/01/2005	38,100	41,806
7.450% due 03/01/2008	100	115
General Motors Corp.
6.250% due 05/01/2005	300	308
General Motors Nova Scotia Finance
6.850% due 10/15/2008	19,240	19,870
Gillette Co.
6.250% due 08/15/2003 (a)	750	777
5.750% due 10/15/2005	1,500	1,640
Grupo Iusacell SA de CV
10.000% due 07/15/2004 (a)	4,882	3,051
Harrahs Operating Co., Inc.
7.875% due 12/15/2005	5,000	5,300
HCA, Inc.
8.130% due 08/04/2003	7,300	7,551
6.910% due 06/15/2005 (a)	9,500	9,945
6.730% due 07/15/2045	32,560	33,018
Heinz (H.J.) Co.
6.875% due 01/15/2003	100	101
Hershey Foods Corp.
7.200% due 08/15/2027	30	36
HNA Holdings, Inc.
6.125% due 02/01/2004	200	209
Honeywell International, Inc.
6.125% due 11/01/2011	650	711
IBM Corp.
7.250% due 11/01/2002	625	627
IMEXA Export Trust
10.125% due 05/31/2003	2,460	904
International Game Technology
7.875% due 05/15/2004	14,500	15,153
International Paper Co.
8.000% due 07/08/2003	300	312
Kerr-McGee Corp.
2.600% due 06/28/2004 (a)	85,100	85,056
Kinder Morgan, Inc.
6.450% due 03/01/2003	240	243
Kraft Foods, Inc.
4.625% due 11/01/2006	25	26
5.625% due 11/01/2011	655	709
Kroger Co.
7.150% due 03/01/2003	13,000	13,237
Limestone Electron Trust
8.625% due 03/15/2003	132,950	118,432
Mandalay Resort Group
6.750% due 07/15/2003	4,500	4,545
Martin Marietta Corp.
6.500% due 04/15/2003	50	51
Mazda Manufacturing Corp.
10.500% due 07/01/2008 (c)	1,797	2,063
Nabisco, Inc.
6.125% due 02/01/2033	34,745	35,125
News American Holdings, Inc.
7.750% due 01/20/2024	18,000	17,127
Noble Affiliates, Inc.
8.950% due 12/15/2004	11,500	12,274
Norfolk Southern Corp.
7.875% due 02/15/2004 (a)	50	54

See accompanying notes I 09.30.02 I PIMCO Total Return Fund Semi-Annual Report	13

PIMCO Total Return Fund Schedule of Investments (Cont.)
September 30, 2002 (Unaudited)
	Principal Amount (000s)	Value (000s)

Northern National Gas Co.
6.875% due 05/01/2005	$8,250	$8,539
Northwest Airlines, Inc.
8.970% due 01/02/2015 (a)	1,486	1,405
Occidental Petroleum Corp.
6.400% due 04/01/2003 (a)	33,910	34,576
Park Place Entertainment Corp.
7.950% due 08/01/2003	18,500	18,814
Petroleos Mexicanos
8.850% due 09/15/2007	1,800	1,944
9.375% due 12/02/2008	49,650	53,374
9.500% due 09/15/2027	31,000	34,100
Pharmacia Corp.
5.750% due 12/01/2005	575	629
Philip Morris Cos., Inc.
7.250% due 01/15/2003 (a)	10,000	10,122
8.250% due 10/15/2003	1,000	1,055
6.800% due 12/01/2003	68,345	71,410
7.000% due 07/15/2005	15,125	16,604
6.950% due 06/01/2006	9,540	10,574
7.200% due 02/01/2007	39,000	43,459
Qwest Corp.
7.625% due 06/09/2003	25,400	24,511
5.650% due 11/01/2004	6,610	5,718
7.200% due 11/01/2004	5,200	4,758
7.500% due 11/01/2008	75	30
5.625% due 11/15/2008	5,000	3,825
8.875% due 03/15/2012	108,600	95,025
7.500% due 06/15/2023	25,000	17,125
7.250% due 09/15/2025	16,750	11,306
7.200% due 11/10/2026	2,150	1,430
8.875% due 06/01/2031	7,223	5,742
6.875% due 09/15/2033	22,950	15,721
7.250% due 10/15/2035	5,000	3,300
Safeway, Inc.
6.850% due 09/15/2004	250	267
Sara Lee Corp.
6.300% due 11/07/2005	500	554
SCL Terminal Aereo Santiago
6.950% due 07/01/2012	4,670	5,169
Scotia Pacific Co. LLC
7.710% due 01/20/2014	230	153
Sears Roebuck Acceptance Corp.
7.000% due 02/01/2011	630	683
6.500% due 12/01/2028	20	19
Singapore Telecommunications Ltd.
7.375% due 12/01/2031	12,500	13,832
SmithKline Beecham Corp.
7.375% due 04/15/2005	150	169
Sonat, Inc.
6.750% due 10/01/2007	2,000	1,342
7.625% due 07/15/2011	21,920	14,382
Southern National Gas Co.
7.350% due 02/15/2031	200	160
Southwestern Public Service Co.
5.125% due 11/01/2006	700	653
SR Wind Ltd.
6.992% due 05/18/2005 (a)	12,000	12,025
7.492% due 05/18/2005 (a)	13,000	13,249
Systems 2001 Asset Trust
7.156% due 12/15/2011	29,511	32,471
TCI Communications, Inc.
8.250% due 01/15/2003	43,125	42,943
2.520% due 03/11/2003 (a)	5,000	4,963
6.375% due 05/01/2003	8,280	8,167
8.650% due 09/15/2004	625	615
8.000% due 08/01/2005	450	435
Telus Corp.
8.000% due 06/01/2011	6,250	4,813
Tennessee Gas Pipeline Co.
7.000% due 10/15/2028	13,400	9,945
Texaco Capital, Inc.
8.500% due 02/15/2003	700	717
6.000% due 06/15/2005	400	437
Texas Eastern Transmission Corp.
7.300% due 12/01/2010	250	283
Time Warner Entertainment Co. LP
7.975% due 08/15/2004	15,032	14,923
7.250% due 09/01/2008	9,020	8,739
10.150% due 05/01/2012	250	258
6.875% due 06/15/2018	140	116
9.150% due 02/01/2023	475	442
8.375% due 03/15/2023	210	197
7.570% due 02/01/2024	10,130	8,317
6.950% due 01/15/2028	2,645	2,056
6.625% due 05/15/2029	130	99
TRW, Inc.
6.625% due 06/01/2004	3,925	4,096
TTX Co.
6.170% due 02/05/2003	10,000	10,117
Turner Broadcasting System, Inc.
7.400% due 02/01/2004	3,095	3,057
Tyco International Group SA
6.125% due 01/15/2009	100	83
UAL Equipment Trust
11.080% due 05/27/2006	10,249	8,801
Union Pacific Corp.
6.930% due 06/01/2003	1,000	1,028
6.625% due 02/01/2008	4,250	4,826
6.625% due 02/01/2029	50	55
Unisys Corp.
9.210% due 01/21/2017	15,900	12,416
United Air Lines, Inc.
2.026% due 12/02/2002 (a)	17,559	15,840
9.200% due 03/22/2008	3,380	2,388
6.201% due 09/01/2008	6,000	4,968
7.730% due 07/01/2010	5,000	4,188
7.186% due 04/01/2011	19,632	16,445

14	PIMCO Total Return Fund Semi-Annual Report I 09.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

6.932% due 09/01/2011 (a)	$10,500	$6,363
10.360% due 11/13/2012	7,000	2,520
6.071% due 03/01/2013	4,493	3,715
10.020% due 03/22/2014	14,225	5,733
10.850% due 07/05/2014	34,111	15,434
10.850% due 02/19/2015	3,000	1,357
10.125% due 03/22/2015	14,300	11,734
9.060% due 06/17/2015	6,000	4,252
United Technologies Corp.
7.125% due 11/15/2010	450	530
6.350% due 03/01/2011	550	623
US Airways, Inc.
6.850% due 01/30/2018	136	120
Viacom, Inc.
6.750% due 01/15/2003	2,000	2,023
Wal-Mart Stores, Inc.
6.375% due 03/01/2003	50	51
6.500% due 06/01/2003	200	206
Walt Disney Co.
5.125% due 12/15/2003	500	511
5.500% due 12/29/2006	725	755
Waste Management, Inc.
6.500% due 12/15/2002	4,800	4,816
6.375% due 12/01/2003	11,900	11,953
8.000% due 04/30/2004	5,525	5,709
6.500% due 05/15/2004	94,000	95,802
7.375% due 08/01/2010	12,600	13,291
7.750% due 05/15/2032	1,255	1,272
Weyerhaeuser Co.
6.000% due 08/01/2006	30	32
Williams Cos., Inc.
6.500% due 08/01/2006	400	258
7.125% due 09/01/2011	5,000	3,125
7.625% due 07/15/2019	34,770	19,297
7.875% due 09/01/2021	74,985	42,367
7.500% due 01/15/2031	15,000	8,175
7.750% due 06/15/2031	21,150	11,527
8.750% due 03/15/2032	137,680	80,543
Witco Corp.
6.600% due 04/01/2003	100	99

		2,827,384

Utilities 5.1%
Alabama Power Co.
5.350% due 11/15/2003	1,600	1,646
ALLETE, Inc.
2.710% due 10/20/2003 (a)	79,700	79,498
Ashland, Inc.
2.380% due 03/07/2003 (a)	300	299
AT&T Canada, Inc.
10.750% due 11/01/2007 (a)(b)	11,000	1,265
AT&T Corp.
5.360% due 11/21/2003 (a)	1,400	1,325
5.625% due 03/15/2004	250	248
7.300% due 11/15/2011	87,300	84,406
7.300% due 11/15/2011	865	836
6.500% due 03/15/2029	1,690	1,407
8.000% due 11/15/2031	256,950	238,406
AT&T Wireless Services, Inc.
7.500% due 05/01/2007	130	111
7.875% due 03/01/2011	340	262
8.125% due 05/01/2012	48,515	37,424
8.750% due 03/01/2031	16,205	11,696
Baltimore Gas & Electric
6.125% due 07/01/2003	150	155
Bell Atlantic Maryland, Inc.
8.000% due 10/15/2029	1,125	1,289
Bell Atlantic Virginia, Inc.
5.625% due 03/01/2007	500	501
BellSouth Corp.
6.000% due 10/15/2011	50	54
BellSouth Telecommunications, Inc.
6.250% due 05/15/2003	100	102
British Telecom PLC
3.121% due 12/15/2003 (a)	191,460	191,111
7.875% due 12/15/2005	6,800	7,595
8.375% due 12/15/2010	86,200	101,454
8.875% due 12/15/2030	435	526
Carolina Power & Light, Inc.
7.875% due 04/15/2004	6,000	6,431
CE Electric Funding
6.853% due 12/30/2004	250	267
Central Maine Power Co.
7.430% due 08/25/2003	13,000	13,522
Cingular Wireless, Inc.
7.125% due 12/15/2031	10,000	8,828
Cleveland Electric Illuminating Co.
9.500% due 05/15/2005	33,500	33,697
CMS Energy Corp.
8.375% due 07/01/2003	15,000	12,752
6.750% due 01/15/2004	1,000	820
7.000% due 01/15/2005	41,325	32,252
Columbia Energy Group
6.610% due 11/28/2002	5,000	4,991
Columbus Southern Power Co.
6.850% due 10/03/2005	10,000	10,953
Comcast Cable Communications
8.375% due 05/01/2007	145	144
Commonwealth Edison Co.
6.625% due 07/15/2003	1,000	1,031
2.480% due 09/30/2003 (a)	40,000	39,775
Consolidated Edison, Inc.
6.375% due 04/01/2003	1,000	1,019
Consolidated Natural Gas Co.
7.250% due 10/01/2004	43,750	47,203
6.250% due 11/01/2011	15	16
Cox Communications, Inc.
2.470% due 11/07/2002 (a)	16,000	15,973
Dominion Resources, Inc.
6.000% due 01/31/2003	12,950	13,058

See accompanying notes I 09.30.02 I PIMCO Total Return Fund Semi-Annual Report	15

PIMCO Total Return Fund Schedule of Investments (Cont.)
September 30, 2002 (Unaudited)
	Principal Amount (000s)	Value (000s)

7.600% due 07/15/2003	$35,000	$36,122
DTE Energy Co.
7.110% due 11/15/2038 (a)	94,750	97,383
Dynegy Holdings, Inc.
8.750% due 02/15/2012	100,850	31,768
El Paso Corp.
6.950% due 12/15/2007	8,900	5,881
6.750% due 05/15/2009	16,069	10,460
7.000% due 05/15/2011	29,250	19,338
7.875% due 06/15/2012	37,100	25,273
8.050% due 10/15/2030	9,700	6,125
7.800% due 08/01/2031	4,500	2,842
7.750% due 01/15/2032	94,740	60,784
El Paso Electric Co.
9.400% due 05/01/2011	7,455	7,880
El Paso Natural Gas Co.
8.375% due 06/15/2032	21,420	17,475
Entergy Arkansas, Inc.
7.720% due 03/01/2003	1,300	1,325
Entergy Gulf States, Inc.
3.006% due 06/02/2003 (a)	7,000	6,999
3.106% due 09/01/2004 (a)	24,800	24,734
Entergy Louisiana, Inc.
8.500% due 06/01/2003	3,000	3,105
Entergy Mississippi, Inc.
2.472% due 05/03/2004 (a)	31,000	30,668
FirstEnergy Corp.
7.375% due 11/15/2031	18,800	16,559
Florida Power & Light
6.875% due 12/01/2005	4,000	4,457
FPL Group Capital, Inc.
7.625% due 09/15/2006	725	816
France Telecom SA
4.576% due 03/14/2003 (a)	247,905	244,740
2.465% due 07/16/2003 (a)	138,700	138,783
8.700% due 03/01/2006 (a)	22,500	23,957
9.250% due 03/01/2011	44,800	48,958
10.000% due 03/01/2031	125,720	139,449
GTE California, Inc.
5.500% due 01/15/2009	100	101
GTE Corp.
6.360% due 04/15/2006	550	581
6.940% due 04/15/2028	5,410	5,077
Hawaiian Electric Industries, Inc.
2.910% due 04/15/2003 (a)	2,400	2,404
Houston Lighting & Power Co.
8.750% due 03/01/2022	10,000	10,433
Idaho Power Corp.
6.850% due 10/01/2002	2,750	2,750
Indiana Bell Telephone Co., Inc.
5.500% due 04/01/2007	500	502
Indianapolis Power & Light Co.
7.375% due 08/01/2007	225	235
Korea Electric Power Corp.
7.000% due 10/01/2002	380	380
6.375% due 12/01/2003	220	230
Mirant Corp.
7.900% due 07/15/2009	175	86
Nevada Power Co.
6.200% due 04/15/2004 (a)	15,000	14,256
New England Telephone & Telegraph Co.
6.250% due 03/15/2003	50	51
New York Telephone Co.
6.250% due 02/15/2004	150	155
6.000% due 04/15/2008	45	47
Niagara Mohawk Power Co.
7.250% due 10/01/2002	24,783	24,783
7.375% due 07/01/2003	39,162	40,439
7.375% due 08/01/2003	1,645	1,707
NorAm Energy Corp.
6.375% due 11/01/2003	22,250	19,363
Nortel Networks Corp.
6.875% due 10/01/2002	200	200
Northern States Power Co.
8.000% due 08/28/2012	14,000	15,194
NRG Energy, Inc.
8.000% due 11/01/2003 (b)	6,000	1,410
NRG Northeast Generating LLC
8.065% due 12/15/2004 (b)	198	168
Ohio Bell Telephone Co.
5.375% due 03/01/2007	950	954
Ohio Power Co.
7.000% due 07/01/2004 (a)	24,000	24,871
Orange PLC
8.750% due 06/01/2006	360	397
Pacific Bell
7.000% due 07/15/2004	50	53
Pacific Gas & Electric Co.
5.875% due 10/01/2005 (b)	100	95
7.250% due 08/01/2026 (b)	10,000	9,150
7.057% due 10/31/2049 (a)(b)	33,700	31,678
PP&L, Inc.
6.550% due 03/01/2006 (a)	500	546
Progress Energy, Inc.
6.550% due 03/01/2004	12,400	12,921
7.100% due 03/01/2011	575	629
7.000% due 10/30/2031	600	601
PSE&G Energy Holdings, Inc.
9.125% due 02/10/2004	120	113
PSE&G Power LLC
7.750% due 04/15/2011	4,300	4,400
6.950% due 06/01/2012	35,000	33,975
8.625% due 04/15/2031	29,450	29,420
Public Service Co. of Colorado
6.000% due 04/15/2003	750	746
Public Service Electric & Gas Co.
6.250% due 01/01/2007	1,500	1,656
Ras Laffan Liquid Natural Gas
8.294% due 03/15/2014	145	163

16	PIMCO Total Return Fund Semi-Annual Report I 09.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

South Point Energy
8.400% due 05/30/2012	$21,814	$14,615
Sprint Capital Corp.
9.500% due 04/01/2003	13,820	13,000
5.700% due 11/15/2003	32,700	29,786
5.875% due 05/01/2004	43,275	37,424
7.900% due 03/15/2005	24,000	19,499
7.125% due 01/30/2006	5,025	3,789
6.000% due 01/15/2007	140,030	96,346
6.125% due 11/15/2008	31,465	20,909
6.375% due 05/01/2009	5,000	3,327
7.625% due 01/30/2011	77,533	52,443
8.375% due 03/15/2012	350,225	245,132
6.900% due 05/01/2019	45,860	26,868
6.875% due 11/15/2028	68,415	39,514
8.750% due 03/15/2032	289,725	194,380
Telekomunikacja Polska SA
7.125% due 12/10/2003	12,200	12,068
7.750% due 12/10/2008	7,895	7,289
Toledo Edison Co.
7.850% due 03/31/2003	7,000	7,081
7.875% due 08/01/2004	500	527
TXU Corp.
6.375% due 06/15/2006	2,235	2,169
TXU Eastern Funding Co.
6.450% due 05/15/2005	15,270	15,205
TXU Electric Co.
6.750% due 03/01/2003	150	153
2.426% due 06/15/2003 (a)	17,500	17,395
8.250% due 04/01/2004	500	540
U.S. West Communications, Inc.
6.000% due 08/01/2007	2,070	1,728
Union Electric Co.
8.000% due 12/15/2022	1,000	1,043
United Telephone Company of the Northwest
6.890% due 07/01/2008 (c)	2,760	2,346
Verizon Florida, Inc.
6.125% due 01/15/2013	45,900	46,520
Verizon Maryland, Inc.
6.125% due 03/01/2012	11,720	11,927
Verizon New York, Inc.
6.875% due 04/01/2012	14,500	15,272
7.375% due 04/01/2032	25,500	25,625
Verizon Pennsylvania
5.650% due 11/15/2011	1,050	1,033
Verizon Wireless, Inc.
2.220% due 12/17/2003 (a)	16,000	15,342
5.375% due 12/15/2006	2,340	2,204
Virginia Electric and Power Co.
5.375% due 02/01/2007	700	748
Vodafone Group PLC
7.750% due 02/15/2010	500	566
Wilmington Trust Co.—Tucson Electric
10.370% due 01/02/2007	8,092	8,301
10.500% due 01/02/2007	6,636	6,745
10.500% due 07/01/2008	155	178
10.732% due 01/01/2013 (c)	991	1,037
WorldCom, Inc.—WorldCom Group
7.375% due 01/15/2003 (b)	21,150	2,644
7.875% due 05/15/2003 (b)	10,700	1,338
6.250% due 08/15/2003 (b)	7,500	938
6.400% due 08/15/2005 (b)	15,100	1,888
7.375% due 01/15/2006 (b)	46,800	5,850
7.750% due 04/01/2007 (b)	2,000	250
8.250% due 05/15/2010 (b)	11,500	1,438
7.500% due 05/15/2011 (b)	72,383	9,048

		3,326,617

Total Corporate Bonds & Notes
(Cost $ 14,554,480)		13,702,413

MUNICIPAL BONDS & NOTES 0.2%
Alabama 0.1%
Alabama State General Obligation Bonds, Series 2001 7.150% due 09/01/2021	13,228	13,735
Birmingham, Alabama Water and Sewer System Revenue Bonds, (MBIA Insured), Series 2002 5.000% due 01/01/2043	12,350	12,597

		26,332

California 0.0%
California State Department of Water Resources Center Valley Project Revenue Bonds, Series 2000 8.190% due 12/01/2029 (a)	2,500	2,670

Illinois 0.0%
Chicago, Illinois Housing Authority Revenue Bonds, Series 2001 5.375% due 07/01/2016	500	538
Illinois State General Obligation Bonds, (MBIA Insured), Series 2002 4.750% due 10/01/2027	25,795	25,720

		26,258

Iowa 0.0%
University of Iowa Facilities Authority Revenue Bonds, (AMBAC Insured), Series 2002 4.750% due 06/01/2028	5,120	5,171

Massachusetts 0.1%
Southbridge Associations Limited Liability Corporation Massachusetts Revenue Bonds, (MBIA-Insured), Series 2000 7.590% due 02/01/2022	31,105	37,481

See accompanying notes I 09.30.02 I PIMCO Total Return Fund Semi-Annual Report	17

PIMCO Total Return Fund Schedule of Investments (Cont.)
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

Nevada 0.0%
Clark County, Neveda General Obligation Bonds, (FGIC Insured), Series 2001 5.000% due 06/01/2031	$13,480	$13,755

New Jersey 0.0%
Mercer County, New Jersey Important Authority Revenue Bonds, Series 2000 9.720% due 01/01/2018 (a)	2,990	3,962
Mercer County, New Jersey Improvement Authority Revenue Bonds, Series 1978 5.800% due 01/01/2018	55	64

		4,026

Ohio 0.0%
Ohio State Water Development Authority Revenue Bonds, Series 2002 4.750% due 12/01/2027	5,000	5,023

South Carolina 0.0%
South Carolina State Public Services Authority Revenue Bonds, (FSA Insured), Series 2002 5.125% due 01/01/2032	17,000	17,678

Texas 0.0%
Killeen, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2002 4.750% due 02/15/2028	12,000	12,017

Washington 0.0%
Washington State General Obligation Bonds, (MBIA Insured), Series 2002 5.000% due 07/01/2027	10,000	10,255

Total Municipal Bonds & Notes		160,666

(Cost $150,333)
U.S. GOVERNMENT AGENCIES 0.6%
Fannie Mae
6.250% due 11/15/2002	50	50
5.750% due 04/15/2003	45	46
4.000% due 12/10/2004	300	305
4.375% due 10/15/2006	555	586
5.250% due 04/15/2007	1,611	1,758
6.250% due 02/01/2011	600	667
Federal Home Loan Bank
5.250% due 01/15/2006	165	171
Freddie Mac
9.000% due 09/15/2008	37	40
5.875% due 03/21/2011	500	545
6.375% due 08/01/2011	1,300	1,406
0.000% due 11/24/2014	150	82
Small Business Administration
7.640% due 03/10/2010	64,207	73,832
7.449% due 08/01/2010	112,286	128,383
6.344% due 08/10/2011	3,444	3,748
6.030% due 02/01/2012	34,665	37,506
7.700% due 07/01/2016	570	651
6.950% due 11/01/2016	3,604	4,049
6.700% due 12/01/2016	13,660	15,257
7.150% due 03/01/2017	6,446	7,338
7.500% due 04/01/2017	4,028	4,630
7.190% due 12/01/2019	430	496
7.630% due 06/01/2020	21,651	25,378
6.900% due 12/01/2020	9,362	10,660
6.340% due 03/01/2021	30,542	33,912
5.340% due 11/01/2021	15,742	16,675

Total U.S. Government Agencies		368,171

(Cost $328,592)
U.S. TREASURY OBLIGATIONS 3.7%
Treasury Inflation Protected Securities (g)
3.375% due 01/15/2007	187,499	204,286
3.625% due 01/15/2008	446	492
3.875% due 01/15/2009	13,178	14,821
4.250% due 01/15/2010	12,096	13,942
3.500% due 01/15/2011	698	774
3.375% due 01/15/2012	11,461	12,680
3.000% due 07/15/2012	66,618	71,719
3.875% due 04/15/2029	195,109	240,106
3.375% due 04/15/2032	315	366
U.S. Treasury Bonds
7.250% due 05/15/2016	237,185	308,026
7.500% due 11/15/2016	905,286	1,200,494
8.750% due 05/15/2017	150,800	221,535
0.000% due 02/15/2027	147,800	42,296
0.000% due 11/15/2027	289,300	80,447
U.S. Treasury Notes
5.750% due 11/15/2005	1,005	1,117
6.500% due 10/15/2006	185	214
6.625% due 05/15/2007	340	400
4.875% due 02/15/2012	115	127

Total U.S. Treasury Obligations		2,413,842

(Cost $2,389,209)
MORTGAGE-BACKED SECURITIES 53.3%
Collateralized Mortgage Obligations 20.4%
ABN AMRO Mortgage Corp.
6.750% due 09/25/2028	3,765	3,924
6.750% due 11/25/2028	600	616
6.500% due 06/25/2029 (a)	7,093	7,570

18	PIMCO Total Return Fund Semi-Annual Report I 09.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

American Southwest Financial Securities Corp.
7.248% due 11/25/2038 (a)	$63,351	$71,097
Amresco Commercial Mortgage Funding I
7.180% due 06/17/2029	350	389
Aurora Loan Services
2.510% due 05/25/2030 (a)	14,378	14,422
Bank of America Funding Corp.
6.750% due 11/20/2032	17,000	17,411
Bank of America Mortgage Securities, Inc.
6.250% due 07/25/2014	9,010	9,534
6.250% due 08/25/2028	25,000	26,580
7.250% due 10/25/2029	11,984	12,311
6.630% due 02/25/2031	6,855	7,030
6.234% due 07/25/2031 (a)	677	690
6.750% due 08/25/2031	9,442	9,656
7.000% due 03/25/2032	53,400	55,086
6.373% due 07/25/2032 (a)	127,737	131,090
Bank of America Mortgage Securities, Inc.—A20
6.500% due 05/25/2029	5,837	6,177
Bank of America Mortgage Securities, Inc.—A4
6.500% due 05/25/2029 (a)	29,000	30,912
Bear Stearns Adjustable Rate Mortgage Trust
4.770% due 11/25/2030 (a)	75,499	78,017
7.465% due 12/25/2030 (a)	18,583	18,661
7.490% due 12/25/2030 (a)	20,891	20,981
6.912% due 02/25/2031 (a)	7,598	7,737
7.001% due 02/25/2031 (a)	10,328	10,599
6.952% due 06/25/2031 (a)	27,694	28,421
6.688% due 09/25/2031 (a)	21,272	21,652
6.552% due 10/25/2031 (a)	12,512	12,711
6.709% due 11/25/2031 (a)	16,371	16,800
6.823% due 11/25/2031 (a)	20,299	20,566
6.147% due 12/25/2031 (a)	78,971	81,044
6.184% due 12/25/2031 (a)	588	603
6.195% due 12/25/2031 (a)	124,650	127,922
6.295% due 12/25/2031 (a)	166,480	170,850
6.299% due 01/25/2032 (a)	285,988	289,676
6.759% due 01/25/2032 (a)	25,225	25,887
6.401% due 02/25/2032 (a)	71,721	73,604
5.439% due 10/25/2032 (a)	78,253	79,328
Bear Stearns Commercial Mortgage Securities, Inc.
5.910% due 05/14/2008	112	120
5.060% due 12/15/2010	32,164	33,867
Bear Stearns Commercial Mortgage Securities, Inc.—A3
7.000% due 05/20/2030 (a)	39,566	45,142
Bear Stearns Commercial Mortgage Securities, Inc.—A4
7.000% due 05/20/2030 (a)	10,732	12,355
Bear Stearns Mortgage Securities, Inc.
2.563% due 10/25/2023 (a)	1,512	1,513
7.000% due 03/25/2027	4,653	4,689
7.750% due 06/25/2027	228	232
8.125% due 09/25/2027	978	977
7.000% due 02/25/2028 (a)	8,109	8,257
6.750% due 04/30/2030	179	188
6.390% due 06/25/2030 (a)	3,423	3,405
Capco America Securitization Corp.
5.860% due 12/15/2007	38	41
Cendant Mortgage Corp.
6.501% due 11/18/2028 (a)	12,838	13,314
6.506% due 11/18/2028 (a)	6,776	7,062
2.463% due 08/25/2030 (a)	646	647
6.100% due 06/25/2031	24,239	24,976
Chase Commercial Mortgage Securities Corp.
7.600% due 12/18/2005	94	96
7.631% due 07/15/2032	275	328
Chase Mortgage Finance Corp.
7.000% due 08/25/2024 (a)	1,381	1,394
6.750% due 03/25/2025 (a)	13,098	13,590
6.500% due 06/25/2028	167	167
6.750% due 10/25/2028	39,000	40,813
6.500% due 02/25/2029	20,000	21,160
6.350% due 07/25/2029	31,515	32,147
6.190% due 12/25/2029 (a)	19,010	19,503
7.750% due 08/25/2030	11,141	11,390
6.221% due 07/25/2032 (a)	139,331	142,792
Chemical Mortgage Securities, Inc.
7.250% due 01/25/2026	6,946	6,935
Citicorp Mortgage Securities, Inc.
6.605% due 10/25/2022 (a)	5,485	5,558
6.250% due 04/25/2024	11,796	12,228
6.250% due 08/25/2024	105	108
7.250% due 10/25/2027	12,034	12,327
6.750% due 09/25/2028	9,137	9,438
6.500% due 10/25/2028	36,098	38,079
7.000% due 11/25/2028	11,000	12,103
7.000% due 09/25/2030	8,035	8,411
7.500% due 10/25/2030	12,385	12,562
7.000% due 02/25/2031	36,610	38,412
6.500% due 03/25/2031	4,405	4,578
6.000% due 11/25/2031	3,784	3,723
CMC Securities Corp. III
6.750% due 05/25/2028	5,000	5,218
CMC Securities Corp. IV—IA6
7.250% due 11/25/2027	404	410
CMC Securities Corp. IV—IIA6
7.250% due 11/25/2027	9,035	9,228
Collateralized Mortgage Obligation Trust
8.000% due 09/20/2021	3,490	3,499

See accompanying notes I 09.30.02 I PIMCO Total Return Fund Semi-Annual Report	19

PIMCO Total Return Fund Schedule of Investments (Cont.)
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

Collateralized Mortgage Securities Corp.
11.450% due 11/01/2015 (a)	$75	$75
8.750% due 04/20/2019	206	209
8.800% due 04/20/2019	141	143
COMM Mortgage Trust
6.145% due 02/15/2008	12,038	12,985
Commercial Mortgage Acceptance Corp.
7.030% due 05/15/2009	75	87
Commercial Mortgage Asset Trust
7.546% due 01/17/2010	500	591
6.975% due 04/17/2013	145	168
Countrywide Alternative Loan Trust
8.000% due 07/25/2030	533	532
7.000% due 10/25/2031	16,145	16,689
Countrywide Funding Corp.
6.750% due 03/25/2024	14,026	14,667
6.875% due 03/25/2024	9,080	9,271
Countrywide Funding Corp.—A11
6.625% due 02/25/2024	110	115
Countrywide Funding Corp.—A9
6.625% due 02/25/2024	33,827	34,998
Countrywide Home Loans, Inc.
6.500% due 07/25/2013	5,676	5,851
6.250% due 08/25/2014 (a)	3,412	3,613
6.750% due 11/25/2025	25,567	26,398
7.500% due 04/25/2027	1,078	1,076
7.500% due 06/25/2027	4,523	4,516
7.500% due 09/25/2027	6,823	6,813
7.250% due 12/25/2027	6,224	6,296
7.250% due 02/25/2028	59,054	59,922
6.750% due 06/25/2028	15,103	15,312
6.750% due 10/25/2028	15,567	15,846
6.750% due 11/25/2028	5,000	5,250
6.500% due 01/25/2029	24,978	26,305
6.500% due 03/25/2029 (a)	21,744	23,045
6.050% due 04/25/2029	1,180	1,184
7.250% due 08/25/2029	7,200	7,342
7.750% due 10/25/2030	29,364	29,883
7.750% due 12/25/2030	12,977	13,015
6.068% due 07/19/2031 (a)	7,268	7,459
6.050% due 10/25/2031	9,913	10,168
6.500% due 10/25/2031	12,735	12,841
2.313% due 06/25/2032 (a)	46,183	46,262
6.500% due 08/25/2032 (a)	70,444	72,253
Credit-Based Asset Servicing & Securitization LLC
2.193% due 10/25/2028 (a)	3,882	3,880
2.223% due 09/25/2029 (a)	576	575
2.133% due 02/25/2030 (a)	25,479	25,362
2.150% due 01/25/2032 (a)	42,748	42,718
Crusade Global Trust
2.080% due 02/15/2030 (a)	45,102	45,204
CS First Boston Mortgage Securities Corp.
6.750% due 01/15/2008	18,027	18,192
7.290% due 09/15/2009	335	393
6.750% due 09/25/2028	6,960	7,214
6.750% due 12/27/2028	14,504	15,123
6.960% due 06/20/2029	85	86
7.500% due 03/25/2031	30,503	31,702
2.413% due 06/25/2031 (a)	26,142	26,219
2.163% due 08/25/2031 (a)	4,794	4,766
2.363% due 11/25/2031 (a)	677	678
6.169% due 12/25/2031	61,138	60,895
2.213% due 02/25/2032 (a)	16,304	16,280
6.248% due 04/25/2032 (a)	100,437	103,074
2.200% due 05/25/2032 (a)	94,992	95,068
6.400% due 01/17/2035	136	140
DLJ Commercial Mortgage Corp.
2.080% due 05/05/2003 (a)	15,244	15,239
7.300% due 06/10/2032	515	602
DLJ Mortgage Acceptance Corp.
7.580% due 02/12/2006 (a)	4,000	4,216
6.445% due 08/01/2021 (a)(c)	2,517	2,554
8.000% due 03/25/2022	76	76
6.950% due 12/25/2022 (a)	580	580
6.836% due 03/25/2023 (a)	103	103
7.684% due 03/25/2024 (a)	105	106
7.557% due 05/25/2024 (a)	52	52
7.907% due 10/25/2024 (a)	208	210
2.313% due 06/25/2026 (a)	772	773
6.850% due 12/17/2027	6,297	6,499
Drexel Burnham Lambert CMO Trust
9.500% due 11/20/2017	308	309
DVI Business Credit Receivable Corp. III
2.503% due 10/15/2003 (a)	3,850	3,865
E-Trade Bank Mortgage-Backed Securities Trust
7.174% due 09/25/2031	32,076	32,865
Fannie Mae
7.500% due 05/25/2005	6,700	6,781
5.500% due 05/02/2006	500	539
7.000% due 05/25/2006	130	135
7.500% due 05/25/2007	266	273
6.000% due 07/25/2007	60	60
6.500% due 08/25/2007	2,371	2,448
6.740% due 08/25/2007	425	477
6.270% due 09/25/2007	3,000	3,201
7.000% due 10/25/2007	150	158
6.250% due 01/25/2008	50,000	54,601
6.500% due 05/25/2008	344	364
10.500% due 08/25/2008	3,783	3,908
13.661% due 09/25/2008 (a)	1,582	1,679
4.000% due 02/25/2009	98	99
6.000% due 02/25/2009	1,330	1,416
6.500% due 02/25/2009	40	42
6.500% due 03/25/2009	95	102
6.875% due 06/25/2009	10	10

20	PIMCO Total Return Fund Semi-Annual Report I 09.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

6.500% due 08/25/2010	$27	$27
6.370% due 02/25/2013	28,500	31,363
6.500% due 04/25/2013	75	80
8.000% due 12/25/2016 (a)	98	109
11.000% due 11/25/2017	673	784
9.250% due 04/25/2018	93	105
9.300% due 05/25/2018	358	405
2.393% due 06/25/2018 (a)	2	2
9.500% due 06/25/2018	299	339
5.750% due 09/25/2018	200	206
9.500% due 11/25/2018	238	238
9.500% due 06/25/2019	736	830
7.500% due 12/25/2019	6,180	6,773
9.000% due 12/25/2019	2,955	3,301
7.000% due 03/25/2020	634	680
7.500% due 05/25/2020	1,433	1,554
6.000% due 07/25/2020	109	111
5.000% due 09/25/2020 (a)	163	164
9.000% due 09/25/2020	1,479	1,653
8.000% due 12/25/2020	15,166	15,658
8.750% due 01/25/2021	1,545	1,704
9.000% due 01/25/2021	2,561	2,844
5.750% due 02/18/2021 (a)	100	101
9.000% due 03/25/2021	254	285
7.000% due 05/25/2021	226	227
6.500% due 06/25/2021	3,667	3,877
8.000% due 07/25/2021	7,114	7,768
8.500% due 09/25/2021	2,487	2,743
7.000% due 10/25/2021	5,069	5,429
8.000% due 10/25/2021	91	91
7.000% due 11/25/2021	3,264	3,288
5.000% due 12/25/2021	500	508
4.000% due 01/25/2022	62	62
7.750% due 01/25/2022	11,329	12,323
8.000% due 01/25/2022	2,056	2,061
6.250% due 03/25/2022	6,626	6,844
6.550% due 03/25/2022	150	154
5.000% due 04/25/2022	38	38
7.000% due 04/25/2022	17,091	18,297
7.000% due 04/25/2022	155	171
7.375% due 05/25/2022	10,387	11,178
7.500% due 05/25/2022	1,980	2,114
7.000% due 06/25/2022	681	730
8.000% due 06/25/2022	4,529	5,057
7.000% due 07/25/2022	3,139	3,387
7.500% due 07/25/2022	806	862
8.000% due 07/25/2022	14,492	15,705
8.000% due 07/25/2022	24,851	27,247
6.500% due 10/25/2022	4,608	4,830
7.800% due 10/25/2022	1,651	1,788
6.500% due 03/25/2023	1,474	1,514
7.000% due 03/25/2023	32,138	33,072
6.900% due 05/25/2023	182	205
1.000% due 09/25/2023	73	72
6.750% due 09/25/2023	4,543	4,649
6.500% due 10/25/2023	9,804	10,531
6.750% due 10/25/2023	683	749
6.500% due 12/25/2023	176	187
5.000% due 01/25/2024	294	300
6.500% due 02/25/2024 (a)	5,150	5,635
7.000% due 03/25/2024 (a)	9,983	10,252
6.000% due 06/25/2024	340	355
6.500% due 08/17/2024	17,000	18,377
6.000% due 12/25/2024	711	722
4.750% due 01/25/2025	155	156
6.000% due 01/25/2025	130	136
2.163% due 02/25/2025 (a)	2,800	2,805
6.600% due 05/18/2025 (a)	219	221
7.500% due 11/17/2025 (a)	289	320
7.500% due 12/25/2025	184	187
7.000% due 02/15/2026	41	42
6.500% due 05/25/2026	150	156
7.000% due 07/18/2026	93	93
6.500% due 09/18/2026	91	93
7.000% due 12/18/2026	18,754	20,171
6.000% due 12/25/2026	170	178
8.500% due 02/17/2027	1,605	1,756
6.000% due 03/25/2027	320	336
5.000% due 04/18/2027	957	978
6.000% due 05/17/2027	5,470	5,812
7.000% due 06/18/2027	684	741
6.500% due 07/18/2027	197	212
8.000% due 08/18/2027	116	19
7.500% due 08/20/2027	2,925	3,174
5.750% due 12/20/2027	10,789	11,266
7.000% due 12/20/2027	14,224	15,527
6.000% due 02/25/2028	200	210
2.220% due 04/18/2028 (a)	1,446	1,461
6.500% due 06/25/2028	4,700	4,843
6.000% due 07/18/2028	9,748	10,172
6.500% due 07/18/2028	67,412	71,405
9.210% due 09/25/2028 (a)	7,974	9,125
6.500% due 10/25/2028	40,000	42,074
6.250% due 02/25/2029	3,500	3,677
6.000% due 04/25/2029	12,184	12,183
7.500% due 04/25/2029	879	951
7.500% due 06/19/2030	215	227
8.500% due 06/25/2030	12,185	13,972
2.313% due 08/25/2030 (a)	20,928	21,083
2.270% due 10/18/2030 (a)	16,262	16,364
7.000% due 11/25/2030	14,861	15,889
6.000% due 05/25/2031	11,875	11,849
6.000% due 05/25/2031	24,858	24,371
7.500% due 07/25/2031	843	913
6.750% due 08/21/2031	134,129	138,928
6.750% due 09/21/2031	142,172	147,809
2.363% due 09/25/2031 (a)	9,517	9,541
6.500% due 09/25/2031	12,873	13,464
6.500% due 10/03/2031	10,673	10,932
6.000% due 11/25/2031	37,929	37,197

See accompanying notes I 09.30.02 I PIMCO Total Return Fund Semi-Annual Report	21

PIMCO Total Return Fund Schedule of Investments (Cont.)
September 30, 2002 (Unaudited)
	Principal Amount (000s)	Value (000s)

6.500% due 11/25/2031	$21,550	$22,092
6.000% due 12/25/2031	34,162	34,754
5.500% due 09/25/2032	2,000	1,887
6.390% due 05/25/2036	35,025	37,130
7.349% due 01/17/2037	15,545	18,071
6.500% due 06/17/2038	5,000	5,342
6.500% due 09/17/2038	6,307	6,969
6.300% due 10/17/2038 (a)	18,365	19,880
4.500% due 08/25/2042	27,000	24,604
Fannie Mae—G
7.500% due 12/25/2019	36	39
Fannie Mae—PC
6.500% due 10/25/2031	460	485
Fannie Mae—PX
6.000% due 08/25/2023	12,536	13,551
6.500% due 01/25/2024	27,115	27,515
Fannie Mae—PZ
7.000% due 06/25/2023	849	947
Fannie Mae—XZ
6.500% due 10/25/2031	26,674	27,971
Fannie Mae—YZ
6.500% due 10/25/2031	30,975	32,511
Fannie Mae—Z
9.300% due 08/25/2019 (a)	36	41
7.000% due 06/25/2023	720	720
6.000% due 08/25/2023	1,324	1,364
6.500% due 01/25/2024	3,024	3,086
Fannie Mae—ZF
6.000% due 09/25/2032	10,720	10,281
Fannie Mae—ZL
6.000% due 09/25/2032	24,119	23,542
FDIC Remic Trust
6.750% due 05/25/2026	19	19
Federal Housing Administration
6.997% due 09/01/2019	2,014	2,031
7.430% due 01/01/2020	2,327	2,395
7.430% due 08/01/2020	651	669
7.430% due 10/01/2020	6,284	6,365
7.430% due 10/21/2021	1,450	1,496
7.430% due 12/01/2023	2,519	2,552
7.675% due 09/01/2030	5,837	6,707
FFCA Secured Lending Corp.
7.850% due 10/18/2017	29,600	33,570
First Chicago Lennar Trust
8.111% due 05/25/2008 (a)	275	275
First Commonwealth Savings & Loan Association
10.375% due 04/01/2005	11	12
First Horizon Asset Securities, Inc.
7.000% due 05/25/2030	192	199
6.750% due 02/25/2031	155,746	160,785
7.000% due 02/25/2031	20,818	21,184
First Interstate Bancorp
8.875% due 01/01/2009 (c)	93	101
9.125% due 01/01/2009 (a)(c)	4	4
First Nationwide Trust
6.500% due 03/25/2029	4,400	4,680
7.750% due 07/25/2030	7,002	7,124
8.000% due 10/25/2030	268	281
8.500% due 08/25/2031	241	255
2.413% due 09/25/2031 (a)	3,453	3,463
First Union Residential Securitization, Inc.
7.000% due 04/25/2025	337	352
6.750% due 08/25/2028	9,048	9,256
Freddie Mac
6.750% due 10/15/2003 (a)	3,516	3,544
7.000% due 10/15/2003	1,273	1,304
7.000% due 12/15/2003	37	38
10.150% due 04/15/2006	2	2
6.500% due 07/15/2006	109	109
7.500% due 02/15/2007	352	369
7.500% due 04/01/2007	6	6
7.750% due 04/01/2007	6	6
8.000% due 10/01/2007	24	25
6.500% due 05/15/2008	173	173
12.550% due 06/15/2008 (a)	16	16
6.000% due 11/15/2008 (a)	225	238
6.200% due 12/15/2008	5,077	5,461
8.500% due 03/01/2009	88	94
7.000% due 06/01/2010	8	8
7.550% due 03/15/2012	136	138
11.875% due 06/15/2013	58	58
6.000% due 11/15/2014	400	420
6.000% due 06/15/2015	1,500	1,567
10.100% due 09/01/2016	222	256
7.500% due 11/15/2016	18,295	18,734
5.500% due 05/15/2018	225	229
10.000% due 11/15/2019	50	52
5.750% due 08/15/2020	494	497
9.000% due 09/15/2020	30	31
5.000% due 10/15/2020	672	683
8.900% due 11/15/2020	5,879	5,891
9.500% due 11/15/2020	1,747	1,751
6.000% due 12/15/2020	110	112
6.250% due 12/15/2020	145	149
8.750% due 12/15/2020	615	639
9.000% due 12/15/2020	1,004	1,041
9.000% due 12/15/2020	381	403
9.500% due 01/15/2021	1,016	1,073
6.000% due 04/15/2021	200	207
8.000% due 04/15/2021 (a)	46	47
6.500% due 05/15/2021	15	15
8.500% due 06/15/2021	8,894	9,341
8.500% due 06/15/2021	2,600	2,713
8.500% due 06/15/2021 (a)	400	453
5.500% due 07/15/2021	255	262
6.000% due 07/15/2021	135	139
6.950% due 07/15/2021	239	244
9.000% due 07/15/2021	1,197	1,283
6.200% due 08/15/2021	152	153
6.950% due 08/15/2021	71	74

22	PIMCO Total Return Fund Semi-Annual Report I 09.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

9.500% due 08/15/2021	$781	$818
4.500% due 09/15/2021	148	149
6.000% due 09/15/2021	200	208
6.500% due 09/15/2021	455	465
7.000% due 09/15/2021	58	61
8.000% due 12/15/2021	11,806	12,554
6.850% due 01/15/2022	246	250
7.000% due 03/15/2022	540	552
8.250% due 06/15/2022	2,373	2,548
6.650% due 07/15/2022	746	767
8.500% due 10/15/2022	3,544	3,795
6.000% due 11/15/2022	220	230
6.250% due 11/15/2022	200	211
6.500% due 11/15/2022	100	106
7.000% due 12/15/2022	21,000	21,961
7.500% due 01/15/2023	20,601	22,499
6.500% due 02/15/2023	1,250	1,318
7.500% due 05/01/2023	460	490
5.750% due 06/15/2023	300	306
6.500% due 07/15/2023	970	996
7.000% due 07/15/2023	2,207	2,381
7.500% due 07/15/2023 (a)	395	417
6.500% due 08/15/2023	187	202
5.500% due 09/15/2023	150	155
5.840% due 10/25/2023 (a)	5,972	6,140
7.410% due 10/25/2023	1,194	1,254
6.500% due 11/15/2023	6,329	6,585
6.250% due 01/15/2024	100	102
6.500% due 01/15/2024	35	38
5.000% due 02/15/2024	116	118
6.500% due 02/15/2024	8	8
6.500% due 03/15/2024	364	387
7.499% due 03/15/2024	7,366	7,894
8.000% due 04/25/2024	404	458
6.250% due 05/15/2024	10,804	10,983
6.000% due 07/17/2024	195	196
8.500% due 08/01/2024	756	816
5.750% due 09/15/2024	200	205
6.500% due 09/15/2024	200	210
8.000% due 09/15/2024	1,900	2,062
8.000% due 09/15/2024	14,350	15,585
8.500% due 11/01/2024	308	333
5.500% due 11/15/2024	10,328	10,463
5.650% due 11/15/2024	133	135
6.000% due 11/15/2024	130	136
6.000% due 12/15/2024	220	230
5.750% due 01/15/2025	200	208
2.273% due 02/15/2025 (a)	2,800	2,820
6.000% due 02/15/2025	789	794
6.500% due 05/15/2025	305	311
5.750% due 06/15/2025	100	104
7.000% due 09/17/2025	15	15
6.000% due 12/15/2025	150	154
7.000% due 03/01/2026	51	53
6.500% due 03/15/2026	110	115
6.000% due 08/15/2026	2,400	2,495
1.953% due 09/15/2026 (a)	14,205	14,075
5.207% due 10/01/2026 (a)	1,473	1,516
6.000% due 11/15/2026	550	578
6.250% due 11/15/2026	700	731
6.000% due 12/15/2026	200	205
6.000% due 02/15/2027	250	262
6.250% due 02/15/2027	1,565	1,597
8.000% due 02/15/2027	40,580	44,523
6.500% due 03/15/2027	29,964	31,334
7.500% due 03/17/2027	20,000	21,479
4.890% due 05/01/2027 (a)	71	73
5.500% due 06/15/2027	150	156
6.000% due 06/15/2027	116	118
6.500% due 06/15/2027	11,571	12,310
7.500% due 06/20/2027	37,532	40,976
6.000% due 07/15/2027	100	104
6.500% due 08/15/2027	17,807	19,070
6.500% due 09/15/2027	73,000	76,977
6.500% due 10/15/2027	32,300	34,252
5.750% due 01/15/2028	185	189
6.500% due 01/25/2028	8,691	9,301
6.250% due 03/15/2028	10,000	10,585
6.500% due 06/15/2028	69,806	74,221
6.500% due 06/20/2028	26,630	28,293
6.500% due 07/15/2028	65,505	70,611
6.500% due 07/15/2028	14,683	15,598
6.100% due 08/15/2028	17	17
6.500% due 08/15/2028	369,672	389,516
7.000% due 11/15/2028	9,000	9,449
6.000% due 12/01/2028	526	543
6.250% due 12/15/2028	1,895	1,942
6.500% due 12/15/2028	8,034	8,458
6.000% due 01/15/2029	43,589	44,872
6.000% due 01/15/2029	3,736	3,705
6.500% due 01/15/2029	10,411	11,067
6.500% due 01/15/2029	16,932	17,698
6.000% due 02/15/2029 (a)	4,365	4,390
6.000% due 03/15/2029	1,850	1,822
6.500% due 03/15/2029	14,078	15,204
6.500% due 03/15/2029	5,214	5,246
6.500% due 03/15/2029 (a)	13,498	14,345
8.000% due 09/15/2029	8,892	9,812
2.173% due 12/15/2029 (a)	662	664
7.500% due 01/15/2030	7,572	8,236
7.500% due 02/01/2030	98	104
7.500% due 07/15/2030	1,000	1,066
7.000% due 08/15/2030	14,384	15,467
7.500% due 08/15/2030	23,371	25,116
7.500% due 08/15/2030	3,038	3,313
2.323% due 09/15/2030 (a)	3,443	3,456
7.000% due 09/15/2030 (a)	20,811	22,673
7.000% due 09/15/2030	12,935	14,001
7.000% due 10/15/2030	3,988	4,260
7.000% due 10/15/2030	12,994	14,165

See accompanying notes I 09.30.02 I PIMCO Total Return Fund Semi-Annual Report	23

PIMCO Total Return Fund Schedule of Investments (Cont.)
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

7.000% due 10/15/2030	$5,716	$6,103
7.500% due 10/15/2030	31,564	34,904
2.273% due 11/15/2030 (a)	524	526
6.000% due 06/15/2031	8,190	8,074
6.000% due 12/15/2031	10,194	9,954
6.000% due 07/15/2032	32,018	31,190
6.500% due 07/15/2032	10,109	10,409
4.617% due 08/15/2032 (a)	20,568	20,315
6.000% due 09/15/2032	6,400	6,330
Freddie Mac—BE
6.000% due 11/15/2027	140	147
Freddie Mac—C
7.000% due 07/15/2022	40	41
Freddie Mac—CJ
6.500% due 04/15/2028	81,400	85,978
Freddie Mac—D
6.000% due 03/15/2009	153	153
Freddie Mac—G
6.500% due 04/15/2028	2,500	2,661
6.000% due 12/15/2028	11,995	12,482
Freddie Mac—H
6.000% due 03/15/2009	265	284
Freddie Mac—N
7.000% due 07/15/2022	610	653
Freddie Mac—PD
6.000% due 11/15/2027	525	552
Freddie Mac—PH
6.500% due 04/15/2028	50,000	52,621
Freddie Mac—TA
7.500% due 01/15/2027	4	4
Freddie Mac—TE
6.500% due 05/15/2028	48,000	51,063
Freddie Mac—Z
7.000% due 07/15/2022	6,127	6,474
7.500% due 01/15/2027	29,244	31,110
6.500% due 04/15/2028	30,497	32,863
6.000% due 08/15/2032	3,417	3,240
Freddie Mac—ZA
6.500% due 05/15/2028	17,124	18,277
6.500% due 07/15/2028	28,923	30,756
6.500% due 08/15/2028	23,455	25,245
6.000% due 08/15/2032	18,844	18,309
Freddie Mac—ZC
6.500% due 08/15/2028	26,061	28,050
Freddie Mac—ZM
6.000% due 12/15/2028	12,516	12,607
Fund America Investors Corp. II
6.307% due 06/25/2023 (a)	1,332	1,378
General Electric Capital Mortgage Services, Inc.
6.500% due 09/25/2023	1,175	1,199
6.500% due 12/25/2023 (a)	8,631	8,853
6.500% due 01/25/2024 (a)	3,895	4,008
6.000% due 02/25/2024	8,328	8,603
6.500% due 02/25/2024	13,565	14,163
6.500% due 04/25/2024	75,744	78,073
7.250% due 05/25/2026	2,837	2,892
7.500% due 06/25/2027	4,988	4,990
7.000% due 11/25/2027	41,216	41,782
6.650% due 05/25/2028	2,833	2,855
6.750% due 05/25/2028	23,934	24,349
6.500% due 06/25/2028	2,165	2,203
6.550% due 06/25/2028	9,565	9,591
6.750% due 06/25/2028	20,517	21,685
6.750% due 10/25/2028	11,942	12,518
6.250% due 12/25/2028	53,545	56,076
6.500% due 12/25/2028	19,500	20,451
6.350% due 05/25/2029	7,100	7,345
6.500% due 05/25/2029	9,858	10,410
6.750% due 05/25/2029	20,000	20,969
6.000% due 07/25/2029	145	145
6.250% due 07/25/2029 (a)	132,674	136,517
6.500% due 07/25/2029 (a)	95,240	100,891
7.000% due 09/25/2029	12,602	13,340
General Electric Capital Mortgage Services, Inc.—1A9
7.000% due 10/25/2027	6,426	6,495
General Electric Capital Mortgage Services, Inc.—2A1
7.000% due 10/25/2027	14,091	14,285
General Electric Capital Mortgage Services, Inc.—A10
6.500% due 03/25/2024	127	127
General Electric Capital Mortgage Services, Inc.—A22
6.500% due 03/25/2024	9,967	10,082
General Electric Capital Mortgage Services, Inc.—A23
6.500% due 03/25/2024	32,149	32,505
General Electric Capital Mortgage Services, Inc.—A24
6.500% due 03/25/2024 (a)	6,908	7,112
GMAC Commercial Mortgage Securities, Inc.
7.860% due 11/15/2006	250	260
6.150% due 11/15/2007	172	184
6.806% due 04/15/2008	1,000	1,094
6.974% due 05/15/2008	24,424	27,042
8.950% due 08/20/2017	319	344
6.700% due 05/15/2030	12,032	13,326
6.570% due 09/15/2033	31,710	34,507
GMAC Mortgage Corp. Loan Trust
7.000% due 08/25/2029	13,712	13,787
7.500% due 05/25/2030	12,000	12,405
7.198% due 11/25/2030 (a)	242	237
Goldman Sachs Mortgage Corp.
6.000% due 12/31/2007 (c)	6,692	7,412
Government Lease Trust
4.000% due 05/18/2011	3,000	2,814

24	PIMCO Total Return Fund Semi-Annual Report I 09.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

Government National Mortgage Association
8.000% due 06/20/2025	$110	$117
7.000% due 10/20/2025 (a)	7,000	7,417
2.373% due 12/16/2025 (a)	1,091	1,094
6.000% due 03/20/2026	1,500	1,545
7.000% due 03/20/2026	320	331
7.500% due 07/16/2027	34,744	37,493
6.500% due 04/20/2028	13,315	14,135
6.500% due 06/20/2028	41,732	44,895
6.750% due 06/20/2028	25,293	28,432
7.250% due 07/16/2028	30	33
6.500% due 07/20/2028	22,893	24,285
6.500% due 07/20/2028	48,146	52,869
6.500% due 09/20/2028	5,314	5,591
6.500% due 09/20/2028	1,685	1,774
6.500% due 09/20/2028	39,399	40,945
6.500% due 01/20/2029 (a)	31,708	33,620
7.000% due 02/16/2029	6,815	7,150
6.500% due 03/20/2029 (a)	16,259	17,289
8.000% due 03/20/2029	8,893	9,126
6.000% due 05/20/2029	12,208	12,327
7.500% due 11/20/2029	2,595	2,886
7.000% due 01/16/2030	7,424	7,672
2.323% due 02/16/2030 (a)	21,515	21,623
2.423% due 02/16/2030 (a)	21,776	22,027
2.473% due 02/16/2030 (a)	12,207	12,354
7.500% due 02/20/2030	6,634	7,444
7.500% due 02/20/2030	18,301	19,740
2.220% due 06/20/2030 (a)	4,177	4,186
7.500% due 08/20/2030	14,316	15,343
2.320% due 09/20/2030 (a)	3,104	3,116
7.500% due 09/20/2030	5,806	6,367
2.273% due 10/16/2030 (a)	19,023	19,035
7.000% due 10/16/2030	28,784	30,852
6.500% due 03/20/2031	6,613	6,882
6.000% due 06/16/2032	18,271	18,389
6.000% due 07/20/2032	8,722	8,665
6.500% due 07/20/2032	2,022	2,119
GS Mortgage Securities Corp.
6.526% due 08/15/2011	15,700	17,719
6.044% due 08/15/2018	22,353	24,820
G-Wing Ltd.
4.460% due 05/06/2004 (a)	35,500	35,358
Harborview Mortgage Loan Trust
7.470% due 08/19/2030	9,078	9,259
Headlands Mortgage Securities, Inc.
7.250% due 11/25/2012	401	401
7.155% due 12/25/2012 (a)	148	150
7.250% due 11/25/2027	3,872	3,878
Home Savings of America
8.464% due 08/01/2006 (a)	11	12
4.302% due 05/25/2027 (a)	1,601	1,614
6.613% due 08/20/2029 (a)	11,138	11,121
Housing Securities, Inc.
7.000% due 05/25/2008	443	446
7.000% due 05/25/2008	146	147
7.000% due 05/25/2023	5,056	5,159
ICI Funding Corp. Secured Assets Corp.
7.250% due 09/25/2027	9,470	9,663
7.750% due 03/25/2028 (a)	788	805
7.750% due 03/25/2028	919	934
IMPAC CMB Trust
2.233% due 12/15/2030 (a)	26,472	26,498
2.093% due 11/25/2031 (a)	24,570	24,500
Imperial CMB Trust
6.650% due 11/25/2029	388	388
Imperial Savings Association
8.230% due 01/25/2017 (a)	32	32
8.854% due 07/25/2017 (a)	134	133
Independent National Mortgage Corp.
8.250% due 05/25/2010	53	53
6.650% due 10/25/2024	207	207
3.413% due 07/25/2025 (a)	1,112	1,111
Indymac Adjustable Rate Mortgage Trust
6.568% due 08/25/2031 (a)	6,265	6,144
6.432% due 01/25/2032 (a)	70,660	71,861
6.446% due 01/25/2032 (a)	15,512	15,741
International Mortgage Acceptance Corp.
12.250% due 03/01/2014	185	200
J.P. Morgan Commercial Mortgage Finance Corp.
8.228% due 02/25/2028 (a)	1,615	1,837
7.069% due 09/15/2029	36	38
LB Commercial Conduit Mortgage Trust
6.330% due 11/18/2004	26	27
Lehman Large Loan Trust
6.790% due 06/12/2004	21	22
Long Beach Mortgage Loan Trust
8.396% due 01/20/2017 (a)	47,777	51,629
Mellon Residential Funding Corp.
6.500% due 02/25/2028	9,067	9,096
6.350% due 06/25/2028	22,000	22,035
6.600% due 06/26/2028	7,660	7,811
6.110% due 01/25/2029	18,347	18,716
6.580% due 07/25/2029 (a)	51,557	51,736
2.310% due 10/20/2029 (a)	15,358	15,510
Merrill Lynch Mortgage Investors, Inc.
6.439% due 06/15/2021 (a)	1,323	1,352
6.589% due 06/15/2021 (a)	3,346	3,516
6.849% due 06/15/2021 (a)	3,139	3,336

See accompanying notes I 09.30.02 I PIMCO Total Return Fund Semi-Annual Report	25

PIMCO Total Return Fund Schedule of Investments (Cont.)
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

7.209% due 06/15/2021 (a)	$697	$737
6.950% due 06/18/2029 (a)	12,801	13,199
2.120% due 01/20/2030 (a)	1,317	1,310
5.650% due 12/15/2030	6,190	6,498
Midland Realty Acceptance Corp.
7.020% due 01/25/2029	1,531	1,559
MLCC Mortgage Investors, Inc.
2.073% due 09/15/2026 (a)	11,853	11,824
Morgan Stanley Capital I
5.990% due 03/15/2005	40	41
6.190% due 01/15/2007	14,354	15,347
6.170% due 10/03/2008	750	832
6.160% due 04/03/2009 (a)	10,964	11,768
7.460% due 02/15/2020	4,687	4,725
2.043% due 07/25/2027 (a)	182	181
6.860% due 07/15/2029 (a)	578	598
6.220% due 06/01/2030	57	61
6.590% due 10/03/2030 (a)	4,697	5,032
Mortgage Capital Funding, Inc.
7.800% due 04/15/2006 (a)	500	572
7.008% due 09/20/2006	15,545	17,357
6.001% due 11/18/2031	57	61
Mortgage Obligation Structured Trust
7.700% due 10/25/2018	13,140	13,213
NationsBanc Montgomery Funding Corp.
6.750% due 06/25/2028	10,000	10,633
6.500% due 07/25/2028	14,470	15,474
6.750% due 08/25/2028	20,009	20,839
6.250% due 10/25/2028	7,000	7,444
Nationslink Funding Corp.
6.654% due 02/10/2006	20,624	22,404
2.160% due 04/10/2007 (a)	12,024	12,063
6.096% due 11/10/2030 (a)	3,421	3,438
Nomura Asset Acceptance Corp.
7.000% due 02/19/2030	13,908	15,086
Nomura Asset Securities Corp.
7.120% due 04/13/2036	460	514
Norwest Asset Securities Corp.
6.750% due 12/25/2012 (a)	5,655	5,823
6.500% due 04/25/2013	17,770	18,522
6.500% due 06/25/2013	803	816
6.500% due 06/25/2013	9,229	9,682
7.500% due 03/25/2027	17,147	17,226
7.500% due 03/25/2027	1,025	1,032
6.750% due 05/25/2028	20,103	20,184
6.750% due 05/25/2028	13,000	13,209
6.750% due 07/25/2028	12,657	12,756
6.250% due 08/25/2028	129	129
6.250% due 09/25/2028	307	317
6.750% due 10/25/2028	20,000	21,036
6.750% due 10/25/2028	17,748	18,470
6.500% due 12/25/2028	39,751	41,147
6.000% due 01/25/2029	20,216	20,347
6.500% due 02/25/2029	144	146
6.500% due 02/25/2029	62,000	65,530
5.950% due 04/25/2029 (a)	13,810	13,828
6.200% due 04/25/2029 (a)	77,385	80,353
6.300% due 04/25/2029 (a)	1,177	1,178
6.500% due 04/25/2029	26,751	28,329
6.000% due 05/25/2029 (a)	3,266	3,267
6.250% due 05/25/2029	288	292
6.500% due 06/25/2029 (a)	46,178	47,752
6.500% due 10/25/2029	1,935	2,047
7.000% due 11/25/2029	14,541	15,174
7.250% due 02/25/2030	19,756	20,015
Norwest Integrated Structured Assets, Inc.
7.000% due 09/25/2029	3,968	4,112
Pacific Collateralized Mortgage Obligation Trust
8.000% due 03/20/2018	286	288
Paine Webber Mortgage Acceptance Corp.
6.000% due 04/25/2009	9,498	9,694
Patten Mortgage
7.250% due 08/01/2011 (a)	22	22
PHH Mortgage Services Corp.
7.177% due 11/18/2027 (a)	921	973
PNC Mortgage Securities Corp.
6.750% due 06/25/2016 (a)	1,748	1,755
7.000% due 10/25/2027	11,833	11,878
6.750% due 12/25/2027	7,230	7,419
6.976% due 02/25/2028	9,165	9,347
7.000% due 02/25/2028	24,905	25,416
7.000% due 05/25/2028	1,600	1,623
6.750% due 07/25/2028	3,525	3,719
6.750% due 09/25/2028	3,990	4,177
6.750% due 10/25/2028	19,256	19,941
6.750% due 10/25/2028	6,702	7,110
6.500% due 12/25/2028	5,000	5,135
6.750% due 12/25/2028	21,698	23,183
6.250% due 01/25/2029	9,257	9,468
6.500% due 01/25/2029	990	1,027
6.500% due 01/25/2029	465	475
6.300% due 03/25/2029	9,955	10,528
6.200% due 06/25/2029 (a)	26,345	27,212
6.200% due 06/25/2029 (a)	5,261	5,429
6.300% due 06/25/2029	30,400	31,235
6.500% due 06/25/2029 (a)	48,551	51,874
7.000% due 06/25/2030	11,303	12,165
2.263% due 12/25/2030 (a)	7,031	7,040
7.500% due 02/25/2031	16,589	16,932
7.500% due 05/25/2040 (a)	612	619
PNC Mortgage Trust
8.250% due 03/25/2030	18,513	19,240
Prudential Home Mortgage Securities
7.400% due 11/25/2007	686	714

26	PIMCO Total Return Fund Semi-Annual Report I 09.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

7.000% due 01/25/2008	$15,896	$15,875
6.500% due 07/25/2008	5,250	5,321
6.750% due 07/25/2008	225	225
6.950% due 11/25/2022	222	222
6.750% due 10/25/2023	10,996	11,086
5.900% due 12/25/2023	672	678
6.500% due 01/25/2024	39	40
6.500% due 01/25/2024	1,518	1,578
6.250% due 04/25/2024	14,672	15,253
6.800% due 05/25/2024	12,563	13,734
6.450% due 11/25/2025	5,264	5,376
Prudential Securities Secured Financing Corp.
6.074% due 01/15/2008 (a)	9,828	10,568
Prudential-Bache Trust
8.400% due 03/20/2021	3,173	3,353
Regal Trust IV
4.347% due 09/29/2031 (a)	5,845	5,706
Resecuritization Mortgage Trust
2.060% due 04/26/2021 (a)	9	9
6.750% due 06/19/2028	17,742	19,142
6.500% due 04/19/2029	2,442	2,496
Residential Accredit Loans, Inc.
7.500% due 08/25/2027 (a)	7,248	7,455
7.000% due 02/25/2028	40,985	42,020
6.500% due 12/25/2028	400	418
6.500% due 05/25/2029	3,000	3,133
6.750% due 06/25/2029	496	501
7.000% due 07/25/2029	124	125
8.000% due 07/25/2030	5	5
7.000% due 08/25/2031	6,471	6,710
Residential Asset Securitization Trust
7.375% due 03/25/2027	3,119	3,164
7.000% due 10/25/2027	10,871	11,067
7.000% due 01/25/2028	16,271	16,627
6.500% due 12/25/2028	1,250	1,298
6.500% due 03/25/2029	126	127
6.500% due 03/25/2029	18,548	19,099
6.750% due 03/25/2029	194	198
7.875% due 01/25/2030	244	254
8.000% due 02/25/2030	14,035	14,543
2.513% due 09/25/2030 (a)	5,363	5,386
Residential Funding Mortgage Securities I, Inc.
7.500% due 09/25/2011 (a)	2,196	2,226
7.000% due 05/25/2012 (a)	306	308
6.500% due 12/25/2012	15,534	15,971
7.750% due 09/25/2022	17	17
8.000% due 01/25/2023	743	742
8.000% due 02/25/2023	2,285	2,282
6.500% due 11/25/2023	1,660	1,708
7.500% due 12/25/2025	703	711
7.750% due 11/25/2026	726	734
7.500% due 04/25/2027	1,971	1,980
7.500% due 06/25/2027	13,424	13,403
7.500% due 07/25/2027	8,448	8,451
7.250% due 08/25/2027	4,977	4,979
7.250% due 10/25/2027	20,994	21,174
7.000% due 11/25/2027	10,266	10,396
6.750% due 02/25/2028	843	843
6.750% due 02/25/2028	20,522	20,706
6.750% due 02/25/2028	6,424	6,609
6.750% due 05/25/2028	56,242	56,745
6.750% due 06/25/2028	25,600	26,151
6.750% due 06/25/2028	34,800	36,194
6.750% due 07/25/2028	13,292	13,808
6.750% due 08/25/2028	35,000	36,548
6.750% due 09/25/2028	65,993	68,931
6.750% due 09/25/2028	500	510
6.500% due 10/25/2028	52,000	54,210
6.250% due 11/25/2028	3,000	3,135
6.500% due 12/25/2028	23,400	24,670
6.500% due 01/25/2029	20,083	21,205
6.500% due 01/25/2029	52,231	55,229
6.500% due 03/25/2029	27,960	29,658
6.500% due 06/25/2029 (a)	12,903	13,129
6.750% due 07/25/2029 (a)	22,600	23,470
7.000% due 10/25/2029	25,260	26,429
7.500% due 11/25/2029	11,227	11,372
7.500% due 11/25/2030	3,444	3,447
7.500% due 12/25/2030	2,823	2,856
6.316% due 06/25/2031 (a)	16,342	16,514
6.250% due 02/25/2032	6,480	6,528
1.000% due 09/25/2032	224,195	226,465
Resolution Trust Corp.
5.608% due 10/25/2021 (a)	22	22
8.135% due 10/25/2021 (a)	70	69
8.625% due 10/25/2021	64	64
11.060% due 10/25/2021 (a)	35	35
8.000% due 06/25/2026	91	91
6.550% due 05/25/2029 (a)	1,897	1,914
7.141% due 05/25/2029 (a)	1,353	1,362
7.604% due 05/25/2029 (a)	1,361	1,382
RMF Commercial Mortgage Securities, Inc.
6.751% due 01/15/2019 (a)	205	219
Ryland Acceptance Corp.
11.500% due 12/25/2016	48	48
Ryland Mortgage Securities Corp.
8.200% due 06/25/2021	26	26
7.004% due 08/25/2022 (a)	946	969
Saco I, Inc.
7.997% due 07/25/2030 (a)	1,126	1,125
2.203% due 10/25/2030 (a)	10,231	10,231
2.243% due 09/25/2040 (a)	177	177
Salomon Brothers Mortgage Securities VII, Inc.
7.235% due 11/25/2022 (a)	175	175

See accompanying notes I 09.30.02 I PIMCO Total Return Fund Semi-Annual Report	27

PIMCO Total Return Fund Schedule of Investments (Cont.)
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

6.684% due 10/25/2023 (a)	$57	$57
7.718% due 03/25/2024 (a)	132	133
7.879% due 07/01/2024 (a)	1,711	1,713
8.071% due 09/25/2024 (a)	103	104
8.151% due 10/25/2024 (a)	150	150
7.643% due 11/25/2024 (a)	201	202
2.153% due 04/25/2029 (a)	2,290	2,286
2.193% due 04/25/2029 (a)	972	972
2.113% due 06/25/2029 (a)	6,619	6,545
2.213% due 09/25/2029 (a)	33	33
7.599% due 11/25/2030	7,296	7,353
2.133% due 06/25/2032 (a)	54,198	54,085
Santa Barbara Savings & Loan Association
9.500% due 11/20/2018	1,128	1,133
Saxon Mortgage Securities Corp.
6.250% due 04/25/2009	252	252
7.375% due 09/25/2023	6,372	6,478
Sears Mortgage Securities
12.000% due 02/25/2014	373	375
6.120% due 11/25/2021 (a)	204	208
7.431% due 10/25/2022 (a)	904	1,096
5.489% due 12/25/2028 (a)	161	161
Securitized Asset Sales, Inc.
7.499% due 06/25/2023 (a)	145	146
6.510% due 10/25/2023 (a)	216	215
6.952% due 11/26/2023 (a)	356	355
7.410% due 09/25/2024 (a)	867	865
Security Pacific National Bank
6.870% due 03/25/2018 (a)	56	56
6.749% due 09/25/2019 (a)	234	234
Sequoia Mortgage Trust
3.520% due 10/25/2024 (a)	38,144	38,221
Small Business Administration
7.540% due 08/10/2009	78,432	89,856
8.017% due 02/10/2010	94,482	110,313
7.452% due 09/01/2010	15,334	17,513
Starwood Commercial Mortgage Trust
6.600% due 02/03/2009	9,382	10,208
Structured Asset Mortgage Investments, Inc.
5.462% due 05/25/2022	9,102	9,170
6.750% due 03/25/2028	20,798	20,908
6.911% due 06/25/2028 (a)	11,601	12,297
6.250% due 11/25/2028	14,878	15,824
6.750% due 01/25/2029	10,000	10,461
6.300% due 05/25/2029 (a)	6,502	6,511
6.576% due 06/25/2029 (a)	18,690	19,362
7.250% due 07/25/2029 (a)	1,681	1,680
7.203% due 02/25/2030 (a)	1,312	1,364
6.750% due 05/02/2030	25,000	26,186
7.275% due 04/25/2032	32,514	33,368
2.154% due 09/19/2032 (a)	125,136	125,136
Structured Asset Notes Transactions Ltd.
6.650% due 08/30/2005 (a)	11,678	11,506
Structured Asset Securities Corp.
7.000% due 02/25/2016	13,265	13,636
7.500% due 07/25/2016	25,782	26,514
7.000% due 12/25/2027 (a)	38,618	39,290
7.750% due 02/25/2028	2,402	2,510
6.750% due 07/25/2029	1,763	1,800
6.750% due 07/25/2029	355	359
2.413% due 11/25/2030 (a)	8,132	8,151
2.263% due 05/25/2031 (a)	5,328	5,344
5.800% due 09/25/2031	53,200	54,055
6.500% due 09/25/2031 (a)	102,364	104,332
6.250% due 01/25/2032 (a)	216,640	222,500
2.100% due 02/25/2032 (a)	141,898	141,351
6.320% due 02/25/2032 (a)	142,665	145,407
2.080% due 06/25/2032 (a)	2,381	2,380
6.150% due 07/25/2032 (a)	102,262	104,942
Structured Mortgage Asset Residential Trust
7.584% due 07/25/2024 (a)	47	50
Superannuation Members Home Loans Global Fund
2.081% due 06/15/2026 (a)	12,545	12,555
TMA Mortgage Funding Trust
2.193% due 01/25/2029 (a)	18,221	18,221
Torrens Trust
2.083% due 07/15/2031 (a)	22,577	22,594
Union Planters Mortgage Finance Corp.
6.750% due 01/25/2028	4,000	4,311
6.800% due 01/25/2028	15,000	16,437
United Mortgage Securities Corp.
6.530% due 06/25/2032 (a)	14,133	14,431
6.964% due 09/25/2033 (a)	683	699
Vendee Mortgage Trust
6.500% due 05/15/2020	32,730	35,271
6.835% due 01/15/2030 (a)	12,629	13,094
Washington Mutual Mortgage Securities Corp.
6.750% due 05/25/2031	99	99
5.240% due 10/25/2032 (a)	296,654	303,379
Washington Mutual, Inc.
7.500% due 11/19/2029	600	617
5.596% due 04/25/2032	2,000	2,011
6.013% due 10/19/2039 (a)	3,000	3,082
6.398% due 10/19/2039 (a)	165,452	169,023
6.601% due 10/19/2039 (a)	58,004	58,747
6.601% due 10/19/2039 (a)	32,132	31,444
5.277% due 12/25/2040 (a)	26,026	26,368
4.470% due 01/25/2041 (a)	49,539	50,367
Wells Fargo Mortgage-Backed Securities Trust
6.125% due 07/25/2031	11,992	12,204
6.633% due 10/25/2031 (a)	16,327	16,756
6.675% due 10/25/2031 (a)	25,095	25,753
6.706% due 10/25/2031 (a)	2,191	2,249
6.197% due 01/25/2032	26,981	27,382

28	PIMCO Total Return Fund Semi-Annual Report I 09.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

6.251% due 01/25/2032 (a)	$43,655	$44,255
5.221% due 09/25/2032 (a)	124,200	126,160
Western Federal Savings & Loan Association
6.387% due 06/25/2021 (a)	578	580

		13,205,528

Fannie Mae 22.9%
0.990% due 05/01/2017	78,570	81,656
3.884% due 09/01/2017 (a)	2,567	2,580
3.946% due 10/01/2040 (a)	12,472	12,801
3.953% due 10/01/2030—09/01/2040 (a)(d)	30,912	31,730
3.956% due 10/01/2040 (a)	9,796	10,055
3.969% due 09/01/2024 (a)	902	919
3.973% due 03/01/2033 (a)	365	373
4.458% due 04/01/2027 (a)	46	47
4.500% due 09/01/2024 (a)	1,172	1,199
4.515% due 02/01/2028 (a)	131	134
4.625% due 05/01/2023 (a)	551	564
4.814% due 08/01/2027 (a)	13,416	13,765
4.944% due 07/01/2024 (a)	2,468	2,528
4.945% due 06/01/2024 (a)	370	383
5.000% due 04/01/2014	373	381
5.005% due 05/01/2024 (a)	1,356	1,407
5.031% due 10/01/2027 (a)	2,319	2,406
5.082% due 05/01/2026 (a)	222	230
5.090% due 09/01/2022 (a)	480	490
5.116% due 06/01/2023 (a)	880	901
5.163% due 01/01/2018 (a)	883	909
5.214% due 10/01/2024 (a)	226	233
5.282% due 11/01/2025 (a)	1,707	1,750
5.295% due 11/01/2023 (a)	112	113
5.324% due 05/01/2025 (a)	1,360	1,400
5.342% due 08/01/2025	4,610	4,752
5.372% due 09/01/2022 (a)	550	559
5.383% due 11/01/2025 (a)	740	761
5.435% due 08/01/2026 (a)	790	814
5.450% due 05/01/2022 (a)	254	254
5.453% due 04/01/2027 (a)	300	310
5.500% due 01/01/2004—11/14/2032 (d)	3,494,727	3,598,267
5.568% due 02/01/2028 (a)	390	404
5.666% due 05/01/2030 (a)	127	131
5.690% due 09/01/2025 (a)	443	457
5.694% due 09/01/2023 (a)	1,007	1,035
5.705% due 11/01/2025 (a)	926	950
5.713% due 03/01/2025 (a)	3,327	3,425
5.758% due 10/01/2024 (a)	467	484
5.807% due 01/01/2026 (a)	373	386
5.874% due 11/01/2025 (a)	169	174
5.918% due 08/01/2023 (a)	147	150
5.937% due 12/01/2031	5,553	6,118
5.982% due 12/01/2023 (a)	450	460
6.000% due 11/01/2003—01/01/2039 (d)	10,280,951	10,680,320
6.038% due 10/01/2023 (a)	361	371
6.048% due 01/01/2011	148	170
6.090% due 12/01/2008	48	54
6.200% due 12/01/2023 (a)	463	477
6.210% due 08/01/2010	49,827	56,563
6.250% due 09/01/2029 (a)	302	312
6.251% due 01/01/2024 (a)	329	339
6.255% due 09/01/2013	64,000	72,608
6.287% due 03/01/2026 (a)	468	485
6.315% due 01/01/2024 (a)	270	278
6.343% due 02/01/2026 (a)	255	265
6.351% due 01/01/2024 (a)	683	703
6.376% due 12/01/2023 (a)	95	98
6.381% due 11/01/2023 (a)	409	421
6.399% due 12/01/2023 (a)	312	322
6.420% due 12/01/2007	150	169
6.472% due 10/01/2023 (a)	138	143
6.500% due 04/01/2003—10/15/2032 (d)	21,237	22,160
6.501% due 07/01/2019 (a)	379	396
6.530% due 10/01/2013	4,229	4,786
6.550% due 01/01/2008	922	1,043
6.555% due 08/01/2028	2,194	2,462
6.578% due 04/01/2026 (a)	443	462
6.594% due 12/01/2027 (a)	3,263	3,357
6.651% due 09/01/2027 (a)	284	296
6.710% due 11/01/2023 (a)	39	41
6.730% due 11/01/2007	1,104	1,257
6.750% due 08/01/2003	17	17
6.796% due 05/01/2023 (a)	1,471	1,526
6.811% due 08/01/2027 (a)	653	689
6.847% due 07/01/2003	54	55
6.900% due 06/01/2007	368	413
6.982% due 06/01/2007	451	508
7.000% due 07/01/2003—10/15/2032 (a)(d)	44,953	46,359
7.040% due 03/01/2007	52	59
7.235% due 10/01/2003	52	53
7.250% due 01/01/2008—01/01/2023 (d)	7,376	7,799
7.285% due 07/01/2003	108	109
7.391% due 06/01/2030 (a)	10,676	11,277
7.430% due 01/25/2023	1,621	1,671
7.460% due 08/01/2029	3,884	4,708
7.500% due 08/01/2003—10/15/2032 (d)	15,808	17,206
7.750% due 06/01/2009	105	112
7.780% due 01/01/2018	2,200	2,775
7.850% due 07/01/2018	6,572	8,179
7.920% due 03/01/2018	2,712	3,461
7.980% due 05/01/2030	6,596	7,084
8.000% due 08/01/2003—08/01/2031 (d)	14,662	15,675
8.060% due 04/01/2030	1,832	1,954
8.080% due 04/01/2030	1,003	1,071
8.250% due 10/01/2008—03/01/2030 (d)	2,003	2,451

See accompanying notes I 09.30.02 I PIMCO Total Return Fund Semi-Annual Report	29

PIMCO Total Return Fund Schedule of Investments (Cont.)
September 30, 2002 (Unaudited)
	Principal Amount (000s)	Value (000s)

8.490% due 06/01/2025	$973	$1,054
8.500% due 11/01/2004—10/01/2031 (d)	49,771	53,405
9.000% due 10/01/2004—12/01/2027 (d)	4,414	4,858
9.500% due 12/01/2006—07/01/2026 (d)	5,355	5,884
9.750% due 11/01/2008	7	8
10.000% due 09/01/2003—05/01/2022 (d)	974	1,116
10.500% due 11/01/2013—04/01/2022 (d)	312	354
10.750% due 03/01/2014	13	15
11.000% due 11/01/2013—11/01/2020 (d)	139	160
11.500% due 08/20/2016—11/01/2019 (d)	47	55
12.000% due 05/01/2016	5	6
12.500% due 10/01/2015	20	24
13.250% due 09/01/2011	9	10
14.500% due 06/01/2012—01/01/2013 (d)	5	6
14.750% due 08/01/2012	111	136
15.000% due 10/01/2012 (a)	189	232
15.500% due 10/01/2012—12/01/2012 (d)	11	14
15.750% due 12/01/2011—08/01/2012 (d)	74	91
16.000% due 09/01/2012	73	91

		14,841,933

Federal Housing Administration 0.7%
6.000% due 03/20/2028	3,423	3,544
6.755% due 03/01/2041	16,079	17,498
6.780% due 07/25/2040	7,572	8,346
6.790% due 05/01/2039	10,716	11,109
6.830% due 12/01/2039	3,449	4,014
6.875% due 11/01/2015	2,757	2,771
6.880% due 10/01/2040—02/01/2041 (d)	21,539	23,256
6.896% due 07/01/2020	15,188	15,112
6.900% due 12/01/2040	22,694	24,568
6.930% due 07/01/2014—01/01/2036 (d)	22,215	24,339
6.960% due 05/01/2016	7,018	7,063
7.050% due 03/25/2040	530	581
7.110% due 05/01/2019	3,705	3,753
7.125% due 03/01/2034	4,344	4,601
7.150% due 01/25/2029	9,395	9,974
7.211% due 12/01/2021	1,544	1,553
7.250% due 06/01/2040	8,222	9,606
7.310% due 06/01/2041	23,497	25,429
7.315% due 08/01/2019	26,155	26,858
7.350% due 11/01/2020—11/01/2022 (d)	9,589	9,697
7.375% due 02/01/2018—12/31/2022 (d)	10,642	10,877
7.400% due 01/25/2020—02/01/2021 (d)	12,620	12,839
7.430% due 12/01/2016—07/01/2025 (d)	89,303	90,753
7.450% due 05/01/2021—10/01/2023 (d)	14,693	14,949
7.460% due 01/01/2023	1,628	1,657
7.465% due 11/01/2019	16,833	17,138
7.500% due 01/31/2031—03/01/2032 (d)	3,995	4,207
7.580% due 12/01/2040	7,380	8,171
7.630% due 08/01/2041	17,679	17,635
7.650% due 11/01/2018	122	129
7.780% due 11/01/2040	7,373	8,265
7.880% due 03/01/2041	13,350	14,628
7.930% due 05/01/2016	1,770	1,859
8.250% due 10/29/2023—01/01/2041 (d)	9,337	10,057
8.375% due 02/01/2012	336	349

		447,185

Freddie Mac 0.7%
2.223% due 06/15/2031 (a)	12,357	12,389
4.000% due 06/01/2017 (a)	11	11
4.250% due 04/01/2017 (a)	21	21
4.574% due 09/01/2023 (a)	1,274	1,311
4.589% due 07/01/2025 (a)	3,913	4,032
4.612% due 06/01/2022 (a)	250	257
4.625% due 08/01/2024 (a)	163	168
4.652% due 07/01/2022 (a)	365	375
4.716% due 08/01/2023 (a)	430	442
4.750% due 06/01/2024 (a)	886	915
4.781% due 08/01/2023 (a)	128	133
4.812% due 07/01/2023 (a)	296	304
4.823% due 06/01/2022 (a)	608	626
4.826% due 08/01/2023 (a)	2,800	2,884
4.918% due 10/01/2023 (a)	452	468
4.933% due 05/01/2023 (a)	917	946
5.255% due 11/01/2026 (a)	2,964	3,047
5.269% due 09/01/2023 (a)	4,731	4,891
5.430% due 07/01/2024 (a)	821	850
5.467% due 07/01/2023 (a)	801	818
5.481% due 10/01/2023 (a)	75	76
5.500% due 10/01/2008—01/01/2014 (a)(d)	1,032	1,075
5.535% due 12/01/2022 (a)	147	150
5.550% due 05/01/2023 (a)	537	546
5.584% due 06/01/2024 (a)	1,871	1,920
5.621% due 09/01/2023 (a)	813	828
5.650% due 08/01/2023 (a)	4	5
5.678% due 04/01/2024 (a)	3,458	3,548
5.692% due 04/01/2023 (a)	168	171
5.795% due 12/01/2026 (a)	3,234	3,324

30	PIMCO Total Return Fund Semi-Annual Report I 09.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

5.875% due 08/01/2023 (a)	$4,403	$4,534
5.900% due 11/01/2023 (a)	160	165
5.947% due 09/01/2023 (a)	759	778
5.981% due 10/01/2023 (a)	472	486
6.000% due 01/01/2011—01/01/2029 (d)	227,729	236,435
6.183% due 10/01/2023 (a)	771	791
6.250% due 01/01/2019 (a)	3	4
6.256% due 04/01/2029 (a)	603	621
6.318% due 10/01/2023 (a)	384	394
6.365% due 11/01/2023 (a)	54	56
6.440% due 01/01/2024 (a)	196	203
6.462% due 01/01/2024 (a)	225	231
6.500% due 11/01/2002—05/01/2026 (d)	18,247	19,055
6.635% due 12/01/2023 (a)	400	412
6.755% due 11/01/2028 (a)	9,613	10,044
6.775% due 11/01/2003	25	27
6.875% due 09/01/2018 (a)	377	391
7.000% due 10/01/2002—01/01/2030 (a)(d)	93,456	99,549
7.250% due 11/01/2008	65	67
7.274% due 09/01/2027 (a)	980	1,037
7.500% due 09/01/2003—10/01/2030 (a)(d)	5,227	5,417
7.645% due 05/01/2025	2,614	3,093
7.804% due 07/01/2030 (a)	24,166	25,042
8.000% due 12/01/2002—09/01/2024 (d)	2,385	2,518
8.250% due 12/01/2002—12/01/2009 (d)	115	121
8.500% due 09/01/2003—06/01/2030 (d)	2,414	2,598
8.750% due 01/01/2007—12/01/2010 (d)	25	27
9.000% due 07/01/2004—07/01/2030 (d)	520	560
9.250% due 10/01/2009—11/01/2013 (d)	11	12
9.500% due 01/01/2003—12/01/2022 (a)(d)	836	916
9.750% due 11/01/2004—05/01/2009 (d)	13	15
10.000% due 11/01/2002—03/01/2021 (d)	569	634
10.250% due 04/01/2009—07/01/2009 (d)	621	696
10.500% due 10/01/2017—01/01/2021 (d)	201	234
10.750% due 09/01/2009—12/01/2015 (a)(d)	240	269
11.000% due 11/01/2009—05/01/2020 (d)	380	435
11.250% due 10/01/2009—09/01/2015 (d)	13	14
11.500% due 01/01/2018	37	42
12.500% due 12/01/2012 (a)	11	13
13.250% due 10/01/2013	74	89
14.000% due 04/01/2016	11	14
15.500% due 08/01/2011—11/01/2011 (d)	9	11
16.250% due 05/01/2011	1	2

		464,583

Government National Mortgage Association 8.6%
4.000% due 11/25/2032 (a)	5,000	5,037
4.500% due 05/20/2028—05/20/2030 (a)(d)	25,622	26,338
4.875% due 02/20/2016 (a)	131	135
5.000% due 04/20/2028—05/20/2030 (a)(d)	81,284	83,516
5.250% due 03/20/2030 (a)	466	476
5.375% due 05/20/2017—05/20/2028 (a)(d)	342,806	353,455
5.500% due 08/20/2029—11/20/2029 (a)(d)	36,545	37,364
5.650% due 10/15/2012	9	10
5.875% due 04/20/2023 (a)(d)	166	174
6.000% due 10/15/2008—03/15/2032 (a)(d)	1,599,530	1,663,073
6.500% due 10/15/2008—09/15/2040 (a)(d)	1,551,153	1,620,527
6.625% due 12/20/2015—01/15/2040 (a)(d)	173,663	180,529
6.670% due 08/15/2040	952	1,076
6.750% due 01/15/2003—07/15/2031 (a)(d)	225,643	233,272
6.800% due 05/15/2040	2,966	3,378
6.875% due 02/15/2040	987	1,129
7.000% due 10/15/2003—01/03/2041 (a)(d)	1,220,122	1,282,608
7.250% due 12/15/2022—08/20/2027 (a)(d)	596	633
7.500% due 01/15/2003—01/15/2041 (d)	27,277	31,636
7.700% due 06/15/2031	6,715	8,012
8.000% due 08/15/2005—05/20/2031 (a)(d)	8,150	8,745
8.250% due 08/15/2004—05/15/2022 (d)	731	796
8.500% due 03/20/2006—01/15/2031 (d)	6,128	6,651
8.750% due 03/15/2007—07/15/2007 (d)	68	73
9.000% due 09/15/2003—08/15/2030 (a)(d)	3,813	4,245
9.250% due 07/15/2003—12/20/2016 (d)	64	69
9.500% due 12/15/2003—07/15/2025 (a)(d)	3,630	4,080

See accompanying notes I 09.30.02 I PIMCO Total Return Fund Semi-Annual Report	31

PIMCO Total Return Fund Schedule of Investments (Cont.)
September 30, 2002 (Unaudited)
	Principal Amount (000s)	Value (000s)

9.750% due 07/15/2004	$17	$18
10.000% due 08/20/2004—02/15/2025 (a)(d)	2,990	3,431
10.250% due 02/20/2019	11	13
10.500% due 06/15/2004—09/15/2021 (a)(d)	372	431
11.000% due 05/15/2004—04/20/2019 (d)	171	196
11.250% due 12/20/2015	11	13
11.500% due 10/15/2010—10/15/2015 (a)(d)	74	85
12.000% due 11/15/2012—05/15/2016 (d)	340	402
12.500% due 01/15/2011	1	1
13.000% due 12/15/2012	13	15
13.500% due 10/15/2012—09/15/2014 (d)	63	77
15.000% due 08/15/2011—11/15/2012 (a)(d)	136	168
16.000% due 10/15/2011—05/15/2012 (a)(d)	115	141
17.000% due 11/15/2011—12/15/2011(d)	51	64

		5,562,092

Stripped Mortgage-Backed Securities 0.0%
Bear Stearns Mortgage Securities, Inc. (IO)
7.200% due 07/25/2024	28	0
7.500% due 08/25/2024	197	9
Fannie Mae (IO)
0.950% due 03/25/2009 (a)	14,699	258
0.950% due 11/25/2021 (a)	10,312	79
6.500% due 05/25/2005	240	10
6.500% due 02/25/2007	34	0
6.500% due 09/25/2007	78	0
6.500% due 10/25/2007	1	0
6.500% due 09/25/2008	318	33
6.500% due 03/25/2020	13	0
6.500% due 08/25/2020	27	0
6.500% due 08/25/2020	422	5
6.500% due 10/25/2022	34	3
6.500% due 01/25/2023	1,633	183
6.500% due 01/25/2023	528	47
6.756% due 02/25/2023 (a)	6,592	754
7.500% due 04/25/2021	540	13
22.425% due 09/25/2008	2	38
903.213% due 08/25/2021	2	44
1000.000% due 04/25/2022	1	31
Fannie Mae (PO)
0.000% due 09/01/2007	379	372
0.000% due 01/25/2019	18	16
0.000% due 08/25/2023	208	191
Freddie Mac (IO)
6.000% due 10/15/2007	40	1
6.000% due 01/15/2008	1	0
6.400% due 10/15/2008	22	2
6.430% due 02/15/2008 (a)	257	21
6.500% due 11/15/2008	862	91
6.500% due 09/15/2023	119	13
6.680% due 12/15/2023 (a)	143	3
7.000% due 08/15/2008	1,134	104
7.000% due 04/15/2023	426	45
7.000% due 06/15/2023	2,745	333
7.000% due 06/15/2023	1,525	163
7.630% due 09/15/2007 (a)	2,381	232
9.000% due 05/15/2022	45	8
82.576% due 08/15/2007	5	64
884.500% due 01/15/2021	1	8
1007.500% due 02/15/2022	2	29
Government National Mortgage Association (PO)
0.000% due 02/26/2019	40	40
Paine Webber CMO Trust (IO)
1359.500% due 08/01/2019	1	20
Prudential Home Mortgage Securities (IO)
1007.071% due 10/25/2023	1	4
Vendee Mortgage Trust (IO)
0.456% due 06/15/2023 (a)	106,445	1,597

		4,864

Total Mortgage-Backed Securities (Cost $33,527,503)		34,526,186

ASSET-BACKED SECURITIES 3.6%
Aames Mortgage Trust
2.183% due 06/15/2027 (a)	324	324
7.589% due 10/15/2029	98	107
ABFS Equipment Contract Trust
6.100% due 10/15/2005	3	3
ABSC Long Beach Home Equity Loan Trust
2.420% due 07/21/2030 (a)	375	373
2.080% due 08/21/2030 (a)	23,243	23,204
Ace Securities Corp.
2.133% due 11/25/2028 (a)	259	259
2.153% due 06/25/2032 (a)	119,813	119,614
Advanta Mortgage Loan Trust
2.013% due 05/25/2027 (a)	667	660
2.188% due 11/25/2029 (a)	2,019	2,011
8.250% due 08/25/2030	7,954	9,060
Advanta Revolving Home Equity Loan Trust
2.183% due 01/25/2024 (a)	10,967	10,953
2.063% due 02/25/2025 (a)	7,101	7,064
Aerco Ltd.
2.783% due 07/15/2025 (a)	37,225	37,259
American Express Master Trust
7.850% due 08/15/2005	220	243

32	PIMCO Total Return Fund Semi-Annual Report I 09.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

American Stores Corp.
2.610% due 08/30/2004 (a)	$20,000	$19,774
Americredit Automobile Receivable Trust
7.020% due 12/12/2005	29,373	30,457
2.290% due 09/05/2006 (a)	21,922	21,956
Ameriquest Mortgage Securities, Inc.
2.143% due 06/15/2030 (a)	3,334	3,332
2.123% due 07/15/2030 (a)	10,697	10,699
Amresco Residential Securities Mortgage Loan Trust
2.000% due 07/25/2027 (a)	1	1
Bank One Heloc Trust
2.080% due 04/20/2020 (a)	20,658	20,550
Bay View Auto Trust
7.640% due 11/25/2010	310	318
Bayview Financial Acquisition Trust
2.193% due 02/25/2030 (a)	12,430	12,422
2.203% due 07/25/2030 (a)	37,606	37,606
2.203% due 11/25/2030 (a)	74,800	74,999
2.213% due 04/25/2031 (a)	68,494	68,439
2.093% due 07/25/2031 (a)	29,305	29,241
2.193% due 11/25/2031 (a)	4,015	4,013
Bear Stearns Asset-Backed Securities, Inc.
2.310% due 04/25/2032 (a)	20,842	20,885
2.140% due 10/25/2032 (a)	89,027	88,957
2.213% due 10/25/2032 (a)	26,694	26,682
Brazos Student Loan Finance Co.
2.600% due 06/01/2023 (a)	51,360	51,480
2.090% due 12/01/2025 (a)	24,940	24,877
Capital Asset Research Funding LP
6.400% due 12/15/2004	202	206
5.905% due 12/15/2005	774	771
Champion Home Equity Loan Trust
2.073% due 03/25/2029 (a)	1,923	1,912
2.213% due 09/25/2029 (a)	9,490	9,456
Charming Shoppes Master Trust
2.273% due 08/15/2008 (a)	250	251
Chase Funding Mortgage Loan Asset-Backed Certificates
2.033% due 10/25/2030 (a)	21,534	21,514
Cityscape Home Equity Loan Trust
7.650% due 09/25/2025	180	188
Community Program Loan Trust
4.500% due 10/01/2018	20,039	20,329
4.500% due 04/01/2029	26,000	24,299
Compucredit Credit Card Master Trust
2.043% due 03/15/2007 (a)	32,000	32,020
Conseco Finance Corp.
7.890% due 07/15/2018 (b)	1,176	1,198
7.800% due 05/15/2020 (b)	167	179
Conseco Finance Home Loan Trust
8.080% due 02/15/2022 (b)	14,365	14,617
8.160% due 06/15/2024	2,000	2,082
Conseco Finance Securitizations Corp.
3.220% due 09/01/2023 (b)	1,137	1,143
2.193% due 10/15/2031 (a)(b)	8,631	8,586
7.970% due 05/01/2032 (b)	8,300	8,915
8.310% due 05/01/2032 (b)	12,400	13,124
ContiMortgage Home Equity Loan Trust
6.990% due 03/15/2021	62	62
6.930% due 11/25/2022 (a)	10,299	10,310
7.220% due 01/15/2028	80	81
2.033% due 08/15/2028 (a)	443	443
Cross Country Master Credit Card Trust II
2.323% due 06/15/2006 (a)	4,600	4,619
Delta Funding Home Equity Loan Trust
2.233% due 09/15/2029 (a)	4,503	4,502
2.143% due 06/15/2030 (a)	14,466	14,456
Denver Arena Trust
6.940% due 11/15/2019	4,044	4,448
Discover Card Master Trust I
6.850% due 07/17/2007	960	1,055
6.707% due 10/16/2013 (a)	400	404
Duck Auto Grantor Trust
7.260% due 05/15/2005	5,042	5,051
Embarcadero Aircraft Securitization Trust
2.303% due 08/15/2025 (a)	14,400	11,808
EQCC Home Equity Loan Trust
1.983% due 10/15/2027 (a)	376	375
7.448% due 08/25/2030	96	105
Equivantage Home Equity Loan Trust
6.550% due 10/25/2025	42	42
First Alliance Mortgage Loan Trust
2.250% due 01/25/2025 (a)	267	267
2.200% due 03/20/2031 (a)	12,811	12,789
Firstcity Auto Receivables Trust
7.400% due 12/15/2005	988	1,021
FMAC Loan Receivables Trust
7.900% due 04/15/2019	20	17
6.500% due 09/15/2020	177	191
6.830% due 09/15/2020	680	728
GE Capital Equipment Lease Trust
6.850% due 05/20/2008 (a)	120	124
GMAC Mortgage Corp. Loan Trust
7.950% due 03/25/2030	10,277	11,184
Green Tree Financial Corp.
6.240% due 11/01/2016	110	113
5.760% due 11/01/2018	145	150
8.300% due 05/15/2026	1,338	1,460
7.400% due 06/15/2027	1,983	2,063

See accompanying notes I 09.30.02 I PIMCO Total Return Fund Semi-Annual Report	33

PIMCO Total Return Fund Schedule of Investments (Cont.)
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

6.870% due 02/01/2030	$1,845	$1,738
6.480% due 12/01/2030	55	58
Green Tree Home Improvement Loan Trust
1.993% due 08/15/2029 (a)	283	282
2.473% due 11/15/2029 (a)	1,273	1,268
Green Tree Recreational, Equipment, & Consumables
6.715% due 02/01/2009	34,367	37,796
6.490% due 02/15/2018	6	6
6.180% due 06/15/2019	13,002	13,363
Greenpoint Manufactured Housing
7.270% due 06/15/2029	110	118
Headlands Home Equity Loan Trust
2.473% due 12/15/2024 (a)	135	135
Home Equity Asset Trust
2.110% due 11/25/2032 (a)	58,606	58,408
Household Consumer Loan Trust
2.243% due 08/15/2006 (a)	10,067	9,625
Household Mortgage Loan Trust
2.120% due 05/20/2032 (a)	118,687	118,631
HPSC Equipment Receivables LLC
2.120% due 11/22/2007 (a)	574	574
IMC Home Equity Loan Trust
7.038% due 07/25/2026 (a)	298	305
1.980% due 08/20/2029 (a)	61	60
IMPAC Secured Assets CMN Owner Trust
7.770% due 07/25/2025 (a)	889	935
Indymac Home Equity Loan Asset-Backed Trust
2.083% due 10/25/2029 (a)	1,378	1,383
2.103% due 07/25/2030 (a)	5,150	5,148
Indymac Manufactured Housing Contract
6.170% due 12/25/2011	3,006	3,104
Irwin Home Equity Loan Trust
2.183% due 02/25/2012 (a)	5,508	5,508
2.188% due 06/25/2021 (a)	5,741	5,740
2.100% due 06/25/2029 (a)	111,995	111,713
Keystone Owner Trust
6.840% due 12/25/2018	372	380
Long Beach Auto Receivables Trust
6.940% due 09/19/2007	1,096	1,124
Long Beach Mortgage Loan Trust
2.093% due 11/25/2009 (a)	67,884	67,649
2.120% due 04/21/2031 (a)	6,078	6,059
Marriott Vacation Club Owner Trust
2.170% due 09/20/2017 (a)	48,286	48,268
Mellon Residential Funding Corp.
5.565% due 06/25/2009	20,000	20,283
Merit Securities Corp.
7.880% due 12/28/2033	34,400	36,562
Merrill Lynch Mortgage Investors, Inc.
2.183% due 04/25/2031 (a)	33,122	33,123
Mesa Trust Asset Backed Certificates
2.120% due 05/15/2033 (a)	3,933	3,933
Metropolitan Asset Funding, Inc.
2.273% due 04/25/2029 (a)	6,130	6,109
Mid-State Trust
8.330% due 04/01/2030	54,532	60,407
7.340% due 07/01/2035	1,920	2,121
6.340% due 10/15/2036	45,118	47,591
MLCC Mortgage Investors, Inc.
2.203% due 03/15/2025 (a)	255	255
Morgan Stanley ABS Capital, Inc.
2.113% due 08/25/2030 (a)	42,348	42,209
Morgan Stanley Dean Witter Capital I
2.143% due 07/25/2032 (a)	46,584	46,453
MPC Natural Gas Funding Trust
6.200% due 03/15/2013	8,113	9,267
Myra-Pemex Trust
2.687% due 10/20/2006 (a)	272	264
2.492% due 12/23/2006 (a)	5,068	4,916
2.672% due 12/23/2006 (a)	613	595
2.687% due 12/23/2006 (a)	7,033	6,822
National Medical Care, Inc.
2.937% due 09/30/2003 (a)	14,310	14,060
New Century Home Equity Loan Trust
7.540% due 06/25/2029	91	96
Novastar Home Equity Loan
2.088% due 04/25/2028 (a)	572	570
NPF XII, Inc.
2.470% due 11/01/2003 (a)(l)	49,000	49,000
Option One Mortgage Loan Trust
2.103% due 06/25/2030 (a)	661	658
2.103% due 09/25/2030 (a)	12,322	12,309
Provident Bank Equipment Lease Trust
2.110% due 11/25/2011 (a)	12,808	12,846
Provident Bank Home Equity Loan Trust
2.113% due 06/25/2021 (a)	12,384	12,358
Providian Gateway Master Trust
2.043% due 03/15/2007 (a)	28,900	28,920
Providian Master Trust
6.250% due 06/15/2007	25	25
Renaissance Home Equity Loan Trust
2.160% due 08/25/2032 (a)	38,562	38,628
Residential Asset Mortgage Products, Inc.
7.980% due 12/25/2030	24,463	27,139
Residential Asset Securitization Trust
6.750% due 03/25/2028	40,000	40,863

34	PIMCO Total Return Fund Semi-Annual Report I 09.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

Residential Funding Mortgage Securities II, Inc.
7.670% due 01/25/2020	$1,040	$1,105
Residential Mortgage Loan Trust
2.625% due 09/25/2029 (a)	210	211
RJR Nabisco
7.500% due 12/31/2003	19,948	19,948
Salomon Brothers Mortgage Securities VII, Inc.
2.043% due 12/25/2026 (a)	2	2
2.093% due 09/25/2028 (a)	13,755	13,737
2.243% due 11/15/2029 (a)	8,792	8,787
2.403% due 12/15/2029 (a)	31,857	31,848
2.153% due 12/25/2029 (a)	6,821	6,804
2.110% due 03/25/2032 (a)	14,316	14,266
Sand Trust
2.093% due 08/25/2032 (a)	9,377	9,361
Saxon Asset Securities Trust
2.073% due 11/25/2033 (a)	33,829	33,818
Sears Credit Account Master Trust
6.050% due 01/15/2008	354	364
SLM Student Loan Trust
2.099% due 10/25/2005 (a)	387	387
2.179% due 10/25/2005 (a)	2,348	2,355
2.239% due 04/25/2006 (a)	14,450	14,474
2.349% due 01/25/2007 (a)	251	251
2.389% due 10/25/2007 (a)	5,105	5,121
2.051% due 04/25/2011 (a)	15,899	15,931
Structured Product Asset Trust
2.942% due 02/12/2003 (a)	4,200	3,906
1.910% due 06/20/2004 (a)	825	821
Team Fleet Financing Corp.
7.350% due 05/15/2003	10	10
UCFC Home Equity Loan
6.755% due 11/15/2023	165	167
8.200% due 09/15/2027	70	72
6.870% due 07/15/2029	70	76
USAA Auto Loan Grantor Trust
6.100% due 02/15/2006	61	62
Vanderbilt Acquisition Loan Trust
3.280% due 01/07/2013	48,451	48,905
WFS Financial Owner Trust
6.920% due 01/20/2004 (a)	651	653
WMC Mortgage Loan
2.273% due 10/15/2029 (a)	26,580	26,544
2.163% due 05/15/2030 (a)	4,682	4,672

Total Asset-Backed Securities (Cost $2,307,196)		2,328,898

SOVEREIGN ISSUES 2.0%
Banco Vivienda del Peru
9.980% due 08/01/2008	660	766
Kingdom of Jordan
6.000% due 12/23/2023	4,100	3,416
Kingdom of Spain
7.000% due 07/19/2005	500	560
Kingdom of Sweden
10.250% due 11/01/2015	500	688
Manitoba Providence of Canada
7.500% due 02/22/2010	340	420
Province of New Brunswick
7.125% due 10/01/2002	1,700	1,700
Province of Newfoundland
9.000% due 06/01/2019	500	706
Province of Ontario
7.625% due 06/22/2004	1,000	1,093
7.000% due 08/04/2005	1,000	1,120
6.000% due 02/21/2006	1,800	1,985
5.500% due 10/01/2008	12,000	13,393
Province of Quebec
7.375% due 02/01/2003	150	153
8.800% due 04/15/2003	1,100	1,142
1.951% due 06/11/2004 (a)	15,500	15,509
6.500% due 01/17/2006	2,475	2,762
8.050% due 07/07/2024	800	1,084
6.620% due 04/09/2026	25,000	30,988
1.937% due 09/29/2049 (a)	5,600	4,942
Republic of Brazil
3.062% due 04/15/2006 (a)	206,420	135,990
3.062% due 04/15/2006 (a)	19,584	12,902
11.500% due 03/12/2008	26,700	13,951
3.125% due 04/15/2009 (a)	8,318	4,159
11.000% due 01/11/2012	28,350	12,828
8.000% due 04/15/2014	243,450	118,998
8.875% due 04/15/2024	4,000	1,536
10.125% due 05/15/2027	20,000	8,300
12.250% due 03/06/2030	8,000	3,760
11.000% due 08/17/2040	122,500	54,206
Republic of Croatia
2.687% due 07/31/2006 (a)	2,203	2,181
2.687% due 07/31/2010 (a)	32,582	32,337
Republic of France
5.000% due 01/12/2003	32	32
Republic of Italy
4.500% due 01/15/2003	32	32
Republic of Kazakhstan
8.375% due 10/02/2002	5,000	5,000
Republic of Panama
8.250% due 04/22/2008	60,950	58,664
9.625% due 02/08/2011	15,000	14,835
9.375% due 07/23/2012	31,000	30,070
5.000% due 07/17/2014	15,267	12,366
Republic of Peru
9.125% due 02/21/2012	58,128	47,047

See accompanying notes I 09.30.02 I PIMCO Total Return Fund Semi-Annual Report	35

PIMCO Total Return Fund Schedule of Investments (Cont.)
September 30, 2002 (Unaudited)

		Principal Amount (000s)	Value (000s)

9.125% due 02/21/2012		$61,500	$49,908
4.000% due 03/07/2017		11,000	6,587
Republic of Poland
6.000% due 10/27/2014		2,940	2,951
3.750% due 10/27/2024		16,650	13,716
Republic of South Africa
9.125% due 05/19/2009		41,575	48,435
7.375% due 04/25/2012		34,400	36,335
South African Aid
2.340% due 03/26/2009		2,000	2,016
State of Israel
6.200% due 06/14/2003		25	25
State of Qatar
2.957% due 02/18/2004 (a)		3,550	3,497
United Mexican States
9.750% due 04/06/2005		5,000	5,588
8.500% due 02/01/2006		900	976
8.500% due 02/01/2006		3,781	4,140
10.375% due 02/17/2009		42	49
9.875% due 02/01/2010		23,800	27,013
9.875% due 02/01/2010		100	114
8.375% due 01/14/2011		19,950	20,997
8.375% due 01/14/2011		2,153	2,271
7.500% due 01/14/2012		28,500	28,892
11.375% due 09/15/2016		32,800	40,426
11.375% due 09/15/2016		7,500	9,244
8.125% due 12/30/2019		6,700	6,549
6.250% due 12/31/2019		44,150	42,715
6.250% due 12/31/2019		33,010	31,937
8.000% due 09/24/2022		51,800	49,402
11.500% due 05/15/2026		7,890	9,914
8.300% due 08/15/2031		217,800	211,811
United Mexican States Value Recovery Right
0.000% due 06/30/2003 (a)		86,989	261
0.000% due 06/30/2004 (a)		181,719	273
0.000% due 06/30/2005 (a)		181,719	109
0.000% due 06/30/2006 (a)		103,610	62
0.000% due 06/30/2007 (a)		103,610	57

Total Sovereign Issues (Cost $1,502,442)			1,307,891

FOREIGN CURRENCY—DENOMINATED ISSUES (i)(j) 4.6%
Banque Centrale De Tunisie
7.500% due 08/06/2009	EC	2,300	2,375
Commonwealth of Canada
5.750% due 09/01/2006	C$	120	81
4.250% due 12/01/2026		15,929	11,736
Commonwealth of New Zealand
4.500% due 02/15/2016	N$	81,000	44,639
El Paso Corp.
5.750% due 03/14/2006	EC	12,000	9,807
7.125% due 05/06/2009		53,300	42,929
France Telecom SA
1.022% due 07/16/2003 (a)	JY	8,400,000	66,930
Freddie Mac
4.500% due 03/15/2004	EC	70	71
5.750% due 09/15/2010		165	177
Halifax Group Euro Finance
7.627% due 12/29/2049		14,700	16,464
KBC Bank Fund Trust IV
8.220% due 11/29/2049		5,000	5,622
Korea Electric Power Corp.
4.172% due 10/31/2002 (a)		18,900	9,539
Lloyds TSB Capital I
7.375% due 02/07/2049 (a)		26,000	28,795
Oesterreich Kontrollbank
1.800% due 03/22/2010	JY	12,000	107
Pfizer, Inc.
0.800% due 03/18/2008		16,000	133
Republic of Germany
4.750% due 12/13/2002	EC	5,801	5,747
4.250% due 03/14/2003		32	32
6.000% due 01/05/2006		293,300	313,187
5.000% due 02/17/2006		505,000	524,519
4.500% due 08/17/2007		400,000	410,914
5.250% due 01/04/2008		735,700	781,584
5.250% due 07/04/2010		92,650	98,383
6.500% due 07/04/2027		200,000	241,429
4.750% due 07/04/2028		200,000	193,005
Royal Bank of Scotland Group PLC
6.770% due 03/31/2049		107,300	112,444
United Kingdom Gilt
5.000% due 03/07/2012	BP	50	82
United Mexican States
10.375% due 01/29/2003	EC	200	103
7.000% due 06/02/2003	C$	30,200	19,210
6.750% due 06/06/2006	JY	2,000,000	18,835
7.500% due 03/08/2010	EC	5,000	4,840

Total Foreign Currency—Denominated Issues (Cost $2,837,528)			2,963,719

PURCHASED PUT OPTIONS 0.0%
Eurodollar December Futures (CME)
Strike @ 96.750 Exp. 12/16/2002		$500,000	$3
Strike @ 96.000 Exp. 12/16/2002		4,873,000	61
Strike @ 95.750 Exp. 12/16/2002		7,000,000	44
Eurodollar March Futures (CME)
Strike @ 95.750 Exp. 03/17/2003		10,500,000	131
Harborview Mortgage Loan Trust (OTC)
7.470% due 08/19/2030 Strike @ 100.000 Exp. 05/01/2005		22,975	0

36	PIMCO Total Return Fund Semi-Annual Report I 09.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

PNC Mortgage Securities Corp. (OTC)
7.430% due 05/25/2040 Strike @ 100.000 Exp. 04/01/2005	$6,200	$0

Total Purchased Put Options (Cost $289)		239

CONVERTIBLE BONDS & NOTES 0.3%
Banking & Finance 0.3%
Verizon Global Funding Corp.
5.750% due 04/01/2003	20,600	20,847
5.750% due 04/01/2003	15,080	15,174
4.250% due 09/15/2005	26,400	26,796
4.250% due 09/15/2005	5,900	5,945
0.000% due 05/15/2021	170,000	93,075

		161,837

Industrials 0.0%
Enron Corp.
0.000% due 02/07/2021 (b)	17,999	1,800

Utilities 0.0%
Cox Communications, Inc.
0.425% due 04/19/2020	25,000	10,500

Total Convertible Bonds & Notes (Cost $184,758)		174,137

PREFERRED SECURITY 0.7%
	Shares
Abbey National Capital Trust I
8.963% due 12/29/2049 (a)	20,800,000	25,366
DG Funding Trust
4.105% due 12/29/2049 (a)	35,250	363,075
UBS Preferred Funding Trust I
8.622% due 10/29/2049 (a)	38,900,000	46,595

Total Preferred Security (Cost $412,689)		435,036

PREFERRED STOCK 0.0%
Centaur Funding Corp.
9.080% due 04/21/2020	125	111
CSC Holdings, Inc.
11.125% due 04/01/2008	27,035	1,777
Fortis Amev NV
3.860% due 12/31/2049 (a)	85	11,560
3.870% due 12/31/2049 (a)	86	11,696
Home Ownership Funding
13.331% due 12/31/2049	4,125	2,671
Northern Rock PLC
8.950% due 11/29/2049	260,000	6,500

Total Preferred Stock (Cost $32,763)		34,315

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 28.9%
Commercial Paper 27.7%
Abbey National North America LLC
1.740% due 10/17/2002	$73,700	$73,643
1.760% due 10/17/2002	215,100	214,932
1.760% due 10/24/2002	144,500	144,338
1.750% due 12/10/2002	119,400	118,992
1.750% due 12/11/2002	55,100	54,909
1.750% due 12/12/2002	7,500	7,474
ABN AMRO Mortgage Corp.
1.760% due 10/11/2002	42,500	42,479
Anz (Delaware), Inc.
1.760% due 10/15/2002	7,200	7,195
1.750% due 10/23/2002	34,400	34,363
1.730% due 11/08/2002	10,400	10,381
AT&T Corp.
3.605% due 04/18/2003	3,200	3,011
3.720% due 04/18/2003	491,000	462,075
BP Amoco Capital PLC
1.970% due 10/01/2002	83,900	83,900
1.740% due 10/23/2002	86,100	86,008
1.750% due 12/09/2002	61,300	61,093
Canadian Wheat Board
1.740% due 10/03/2002	800	800
CBA (de) Finance
1.970% due 10/01/2002	125,000	125,000
1.720% due 10/04/2002	100,000	99,986
1.730% due 10/04/2002	68,700	68,690
1.780% due 10/04/2002	5,200	5,199
1.750% due 11/27/2002	59,200	59,036
1.750% due 12/02/2002	69,000	68,792
CDC Commercial Corp.
1.750% due 10/25/2002	56,800	56,734
1.750% due 11/04/2002	40,000	39,934
1.750% due 11/05/2002	125,000	124,787
Danske Corp.
1.940% due 10/01/2002	300	300
1.750% due 10/02/2002	7,800	7,800
1.760% due 10/15/2002	200	200
1.730% due 10/17/2002	8,000	7,994
1.760% due 10/17/2002	600	600
1.770% due 10/25/2002	12,000	11,986
1.750% due 11/04/2002	168,400	168,122
1.750% due 11/12/2002	58,800	58,680
1.760% due 11/27/2002	100,000	99,721
1.750% due 12/03/2002	225,000	224,305
1.760% due 12/03/2002	43,500	43,366
1.750% due 12/19/2002	1,000	996
Dupont De Nemours & Co.
1.720% due 10/04/2002	2,200	2,200
Eksportfinanans ASA
1.780% due 10/28/2002	150,000	149,800
1.750% due 12/09/2002	28,100	28,004
Electricite De France
1.740% due 10/31/2002	47,000	46,932

See accompanying notes I 09.30.02 I PIMCO Total Return Fund Semi-Annual Report	37

PIMCO Total Return Fund Schedule of Investments (Cont.)
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

Fannie Mae
1.860% due 10/01/2002	$55,100	$55,100
1.730% due 10/02/2002	100,000	99,995
0.000% due 10/15/2002	4,640	4,637
1.650% due 10/16/2002	25,404	25,387
1.710% due 10/16/2002	18,600	18,587
1.725% due 10/16/2002	1,000	999
1.730% due 10/16/2002	13,100	13,091
1.640% due 10/23/2002	99,900	99,800
1.690% due 10/23/2002	218,400	218,174
1.700% due 10/23/2002	17,850	17,831
1.715% due 10/30/2002	439,600	438,993
1.720% due 10/30/2002	227,000	226,685
1.720% due 11/06/2002	15,300	15,274
1.680% due 11/13/2002	400	399
1.700% due 11/13/2002	4,600	4,591
1.710% due 11/20/2002	17,860	17,818
1.700% due 11/27/2002	200	199
1.705% due 11/27/2002	22,900	22,838
1.720% due 11/27/2002	149,900	149,492
2.100% due 11/29/2002	2,000	1,993
1.730% due 12/05/2002 (e)	2,270	2,263
1.700% due 12/11/2002	1,000	997
1.710% due 12/11/2002	5,800	5,780
1.710% due 12/18/2002	69,900	69,635
1.690% due 12/24/2002	13,500	13,445
Federal Home Loan Bank
1.850% due 10/01/2002	1,327,000	1,327,000
1.715% due 10/02/2002	141,794	141,787
1.720% due 10/02/2002	100,000	99,995
1.680% due 10/04/2002	204,540	204,511
1.700% due 10/04/2002	49,000	48,993
1.680% due 10/10/2002	190,700	190,620
1.690% due 10/16/2002	100,000	99,930
1.725% due 10/18/2002	2,100	2,098
1.680% due 10/22/2002	5,700	5,694
1.640% due 10/23/2002	20,800	20,779
1.650% due 10/23/2002	134,400	134,264
1.680% due 10/23/2002	2,200	2,198
1.690% due 10/23/2002	39,378	39,337
1.700% due 10/23/2002	5,200	5,195
1.680% due 10/25/2002	9,100	9,090
1.700% due 10/25/2002	62,400	62,329
1.680% due 10/28/2002	144,100	143,918
1.680% due 10/30/2002	30,900	30,858
1.700% due 10/30/2002	323,500	323,057
1.725% due 10/30/2002	7,300	7,290
1.670% due 11/01/2002	250,000	249,640
1.680% due 11/01/2002	1,200	1,198
1.685% due 11/01/2002	92,410	92,276
1.690% due 11/01/2002	100,000	99,854
1.695% due 11/01/2002	4,400	4,394
1.700% due 11/01/2002	3,300	3,295
1.700% due 11/22/2002	800	798
1.680% due 12/02/2002	1,000	997
2.120% due 12/02/2002	228	227
Fonterra Co-operative Group Ltd.
1.760% due 10/30/2002	99,100	98,959
Freddie Mac
1.700% due 10/01/2002	12,000	12,000
1.860% due 10/01/2002	299,500	299,500
1.870% due 10/01/2002	2,300,000	2,300,000
1.700% due 10/04/2002	4,100	4,099
1.650% due 10/18/2002	18,700	18,685
1.680% due 10/22/2002	6,500	6,494
1.720% due 10/22/2002	39,409	39,369
1.650% due 10/24/2002	13,800	13,785
1.700% due 10/24/2002	200	200
1.691% due 10/31/2002 (e)	415	414
1.700% due 10/31/2002	131,600	131,414
1.710% due 10/31/2002	232,900	232,568
1.700% due 11/06/2002	99,900	99,730
1.645% due 11/07/2002	9,300	9,284
1.700% due 11/19/2002	19,300	19,255
1.710% due 11/27/2002 (e)	195,961	195,430
GlaxoSmithKline PLC
1.760% due 10/02/2002	24,300	24,299
1.760% due 10/18/2002	109,700	109,609
1.680% due 11/06/2002	75,300	75,173
1.710% due 11/06/2002	70,600	70,479
1.680% due 11/13/2002	13,000	12,974
1.750% due 12/03/2002	55,700	55,528
HBOS Treasury Services PLC
1.700% due 10/07/2002	6,250	6,248
1.730% due 10/15/2002	106,000	105,929
1.770% due 10/16/2002	43,900	43,868
1.780% due 10/16/2002	200	200
1.770% due 10/17/2002	15,800	15,788
1.760% due 10/18/2002	1,500	1,499
1.735% due 10/25/2002	6,000	5,993
1.750% due 10/25/2002	100,000	99,883
1.740% due 10/31/2002	64,000	63,907
1.745% due 10/31/2002	50,000	49,927
1.750% due 11/04/2002	77,900	77,771
1.700% due 11/14/2002	144,700	144,399
1.740% due 11/15/2002	52,900	52,785
KFW International Finance, Inc.
1.700% due 10/31/2002	25,600	25,564
National Australia Funding, Inc.
1.750% due 10/02/2002	6,100	6,100
1.750% due 10/03/2002	28,200	28,197
Nestle Australia Corp.
1.760% due 10/11/2002	20,700	20,690
1.780% due 10/17/2002	16,700	16,687
Pfizer, Inc.
1.710% due 10/04/2002	3,500	3,500
1.730% due 10/18/2002	10,100	10,092
1.730% due 10/28/2002	11,000	10,986
Queensland Treasury Corp.
1.710% due 10/11/2002	1,000	1,000

38	PIMCO Total Return Fund Semi-Annual Report I 09.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

Rabobank Nederland NV
1.920% due 10/01/2002	$419,500	$419,500
Royal Bank of Canada
1.740% due 10/21/2002	700	699
1.765% due 10/21/2002	52,900	52,848
Shell Finance (UK) PLC
1.700% due 10/11/2002	198,600	198,506
1.750% due 11/19/2002	115,000	114,607
1.700% due 11/20/2002	28,000	27,934
1.700% due 11/26/2002	33,200	33,112
Svenska Handlesbank, Inc.
1.760% due 10/07/2002	6,300	6,298
1.755% due 10/29/2002	48,300	48,234
1.730% due 10/30/2002	600	599
1.755% due 10/30/2002	200,000	199,717
1.750% due 10/31/2002	5,000	4,993
1.755% due 10/31/2002	100,000	99,854
1.750% due 11/06/2002	25,900	25,855
1.750% due 11/07/2002	400	399
1.760% due 11/20/2002	19,400	19,353
1.750% due 11/25/2002	205,200	204,651
1.750% due 11/26/2002	93,900	93,644
1.750% due 12/05/2002	700	698
1.740% due 12/10/2002	2,200	2,192
1.750% due 12/11/2002	30,000	29,896
1.750% due 12/16/2002	36,445	36,310
1.750% due 12/18/2002	65,000	64,754
Swedbank Forenings PLC
1.760% due 11/12/2002	16,300	16,267
TotalFinaElf SA
1.970% due 10/01/2002	438,700	438,700
1.745% due 10/23/2002	30,500	30,467
1.740% due 10/24/2002	49,600	49,545
1.740% due 10/31/2002	8,600	8,588
1.750% due 10/31/2002	4,300	4,294
1.750% due 11/20/2002	8,900	8,878
1.745% due 12/17/2002	852	849
UBS Finance, Inc.
1.970% due 10/01/2002	2,594,200	2,594,200
1.750% due 11/13/2002	271,000	270,434
1.750% due 11/15/2002	20,400	20,355
1.750% due 12/18/2002	9,000	8,966
1.750% due 12/19/2002	9,200	9,165
USAA Capital Corp.
1.730% due 11/04/2002	4,500	4,493
Westpac Trust Securities NZ Ltd.
1.720% due 10/17/2002	100,000	99,924
1.760% due 10/21/2002	13,800	13,787
1.740% due 10/22/2002	29,200	29,170
1.755% due 10/22/2002	5,400	5,394
1.750% due 10/29/2002	80,000	79,891
1.750% due 11/04/2002	97,000	96,840
1.710% due 12/05/2002	12,700	12,660
1.750% due 12/05/2002	600	598
1.750% due 12/12/2002	17,700	17,638

		17,906,399

Repurchase Agreement 0.0%
Credit Suisse First Boston 1.850% due 10/01/2002 (Dated 09/30/2002. Collateralized by U.S. Treasury Bonds 8.000% due 11/15/2021 valued at $511. Repurchase proceeds are $500.)	500	500

U.S. Treasury Bills 1.2%
1.606% due 10/24/2002—12/19/2002 (d)(f)	766,990	765,172

Total Short-Term Instruments (Cost $18,699,810)		18,672,071

Total Investments 119.1%		$77,087,583
(Cost $76,927,592)
Written Options (h) (0.2%)		(133,590)
(Premiums $121,172)
Other Assets and Liabilities
(Net) (18.9%)		(12,247,498)

Net Assets 100.0%		$64,706,495

Notes to Schedule of Investments  (amounts in thousands):

(a)	Variable rate security. The rate listed is as of September 30, 2002.

(b)	Security is in default.

(c)	Restricted security.

(d)	Securities are grouped by coupon or range of coupons and represent a range of maturities.

(e)	Security, or a portion thereof, subject to financing transaction.

(f)	Securities with an aggregate market value of $472,912 have been segregated with the custodian to cover margin requirements for the following open futures contracts at September 30, 2002:

Type	# of Contracts	Unrealized Appreciation/ (Depreciation)

Euro-Bobl 5 Year Note (12/2002)	65,561	$137,767
Euro-Bobl 10 Year Note (12/2002)	31,216	66,868
Euribor March Futures (03/2003)	27,766	73,638
Euribor June Futures (06/2003)	3,336	2,219

See accompanying notes I 09.30.02 I PIMCO Total Return Fund Semi-Annual Report	39

PIMCO Total Return Fund Schedule of Investments (Cont.)
September 30, 2002 (Unaudited)

Euribor Options March Futures
(03/2003)	28,397	$4,533
Euribor Options June Futures
(06/2003)	4,066	631
Euribor Options December
Futures (12/2003)	4,070	444
Euribor Options December
Futures (12/2003)	4,294	(36)
U.S. Treasury 2 Year Note
(12/2002)	31	50
U.S. Treasury 5 Year Note
(12/2002)	315	754
U.S. Treasury 10 Year Note
(12/2002)	91,312	321,685
U.S. Treasury 30 Year Note
(12/2002)	7,488	28,061
Eurodollar June Futures
(06/2003)	6,692	25,625
Eurodollar September Futures
(09/2003)	24	186

		$662,425

(g)	Principal amount of security is adjusted for inflation.
(h)	Premiums received on written options:

Type	# of Contracts	Premium	Value

Put—OTC 3 Month
LIBOR Interest Rate
Swap Strike @ 6.000
Exp. 10/19/2004	270,000,000	$11,001	$6,787
Call—OTC 3 Month LIBOR
Interest Rate Swap
Strike @ 6.000
Exp. 10/19/2004	270,000,000	11,001	24,888
Put—OTC 3 Month LIBOR
Interest Rate Swap
Strike @ 6.700
Exp. 11/02/2004	400,000,000	13,710	7,099
Call—OTC 3 Month LIBOR
Interest Rate Swap
Strike @ 5.200
Exp. 11/02/2004	25,200,000	791	1,498
Put—OTC 3 Month LIBOR
Interest Rate Swap
Strike @ 6.700
Exp. 11/02/2004	185,200,000	5,978	3,287
Put—OTC 3 Month LIBOR
Interest Rate Swap
Strike @ 6.000
Exp. 10/19/2004	135,500,000	5,468	3,406
Call—OTC 3 Month LIBOR
Interest Rate Swap
Strike @ 6.000
Exp. 10/19/2004	135,500,000	5,468	12,490
Put—OTC 3 Month LIBOR
Interest Rate Swap
Strike @ 7.000
Exp. 01/07/2005	76,300,000	2,888	1,301
Call—OTC 3 Month LIBOR
Interest Rate Swap
Strike @ 5.500
Exp. 01/07/2005	76,300,000	1,593	5,283
Call—OTC 3 Month LIBOR
Interest Rate Swap
Strike @ 5.500
Exp. 01/07/2005	91,600,000	2,221	6,343
Put—OTC 3 Month LIBOR
Interest Rate Swap
Strike @ 7.000
Exp. 01/07/2005	91,600,000	3,092	1,562
Call—CME Eurodollar
June Futures
Strike @ 98.750
Exp. 06/16/2003	21,930	7,139	11,239
Put—CME Eurodollar
June Futures
Strike @ 97.500
Exp. 06/16/2003	11,025	4,286	3,376
Put —ME Eurodollar
June Futures
Strike @ 98.000
Exp. 06/16/2003	4,170	2,486	2,486
Put—CME Eurodollar
December Futures
Strike @ 96.500
Exp. 12/16/2002	43,317	29,079	272
Call—CBOT U.S. Treasury
Note December Futures
Strike @ 110.000
Exp. 11/23/2002	2,892	2,497	17,714
Call—CBOT U.S. Treasury
Note December Futures
Strike @ 116.000
Exp. 11/23/2002	15,113	12,474	24,559

		$121,172	$133,590

(i)	Foreign forward currency contracts outstanding at September 30, 2002:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation/ (Depreciation)

Sell	C$	27,294	10/2002	$707
Sell	EC	607,480	11/2002	(3,693)
Sell	JY	3,609,000	07/2003	178
Sell		3,604,597	12/2002	0
Sell	N$	56,333	10/2002	0

				$(2,808)

40	PIMCO Total Return Fund Semi-Annual Report I 09.30.02 I See accompanying notes

(j)	Principal amount denoted in indicated currency:

BP—British Pound
C$—Canadian Dollar
EC—Euro
JY—Japanese Yen
N$—New Zealand Dollar

(k)	Swap agreements outstanding at September 30, 2002:

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.

Broker: UBS—Warburg
Exp. 03/15/2032	EC 159,900	$3,511

Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.

Broker: Goldman Sachs
Exp. 03/15/2017	660,700	7,045

Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 5.000%.

Broker: J.P. Morgan Chase & Co.
Exp. 06/17/2012	13,000	(78)

Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.

Broker: J.P. Morgan Chase & Co.
Exp. 03/15/2032	243,700	6,715

Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 5.000%.

Broker: CITIBANK N.A., London
Exp. 06/17/2012	7,300	(44)

Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.

Broker: J.P. Morgan Chase & Co.
Exp. 03/15/3017	62,000	756

Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.

Broker: UBS—Warburg
Exp. 03/15/2032	BP 96,900	(2,787)

Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 5.000%.

Broker: J.P. Morgan Chase & Co.
Exp. 03/15/2032	134,100	(2,648)

Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.

Broker: Goldman Sachs
Exp. 03/15/2017	336,300	(351)

Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.

Broker: J.P. Morgan Chase & Co.
Exp. 03/15/2017	38,100	(297)

Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.

Broker: Morgan Stanley
Exp. 03/15/2017	5,800	49

Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.

Broker:UBS—Warburg
Exp. 03/15/2017	77,300	(661)

Receive floating rate based on 6-month JY-LIBOR and pays fixed rate equal to 0.324%.

Broker: Goldman Sachs
Exp. 09/12/2007	JY 29,200,000	514

Receive floating rate based on 6-month JY-LIBOR and pays fixed rate equal to 0.323%.

Broker: UBS—Warburg
Exp. 09/12/2007	$50,000,000	911

Receive floating rate based 6-month JY-LIBOR and pays a fixed rate equal to 0.390%.

Broker: Goldman Sachs
Exp. 06/18/2007	11,078,200	110

Receive floating rate based on 6-month JY-LIBOR and pays a fixed rate equal to 0.390%.

Broker: UBS—Warburg
Exp. 06/18/2007	25,000,000	271

See accompanying notes I 09.30.02 I PIMCO Total Return Fund Semi-Annual Report	41

PIMCO Total Return Fund Schedule of Investments (Cont.)
September 30, 2002 (Unaudited)

Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 0.213%.

Broker: Morgan Stanley Exp. 05/17/2004	$2,710,000	$0

Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 1.777%.

Broker: Goldman Sachs Exp. 01/12/2011	3,734,100	(2,273)

Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 1.771%.

Broker: Morgan Stanley Exp. 01/11/2011	11,050,000	(6,687)

Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 1.757%.

Broker: Merrill Lynch Exp. 01/11/2011	10,000,000	(5,959)

Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 2.340%.

Broker: Goldman Sachs Exp. 10/07/2007	24,500,000	(19,697)

Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 2.295%.

Broker: Goldman Sachs Exp. 04/14/2008	580,000	(240)

Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 1.670%.

Broker: Goldman Sachs Exp. 05/18/2007	1,500,000	(685)

Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 2.305%.

Broker: Goldman Sachs Exp. 04/15/2008	377,000	(157)

Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 0.200%.

Broker: J.P. Morgan Chase & Co. Exp. 03/17/2003	1,050,000	0

Receive floating rate based on 3-month LIBOR plus 0.160% and pay a fixed rate equal to 0.426%

Broker: Lehman Brothers, Inc. Exp. 04/19/2005	13,033	1,884

42	PIMCO Total Return Fund Semi-Annual Report I 09.30.02 I See accompanying notes

Receive floating rate based on 3-month LIBOR PLUS 0.500% and pay a fixed rate equal to 7.600%.

R Broker: Lehman Brothers, Inc. Exp. 07/15/2003	$35,000	$(1,476)

Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.

Broker: Lehman Brothers, Inc. Exp. 6/15/2011	3,600	4

Pay total return on Lehman Brothers Intermediate Government Bond Index and receive floating rate based on 1-month LIBOR less 0.250%.

Broker: Lehman Brothers, Inc. Exp. 10/01/2002	21,400	0

Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.

Broker: Bank of America Exp. 12/18/2012	496,900	(46,497)

Receive a fixed rate equal to 6.000% and pay floating rate based on 3-month LIBOR.

Broker: Bank of America Exp. 12/18/2007	10,000	137

Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.

Broker: Morgan Stanley Exp. 12/18/2012	154,900	(13,787)

Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.

Broker: Goldman Sachs Exp. 12/18/2012	728,900	(61,506)

Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.

Broker: Lehman Brothers, Inc. Exp. 12/18/2012	216,600	(19,263)

Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.

Broker: J.P. Morgan Chase & Co. Exp. 12/18/2012	757,000	(69,769)

Receive a fixed rate equal to 0.650% and the Fund will pay to counterparty at par in the event of default of Niagara Mohawk Power Corp. 7.750% due 10/01/2008,

Broker: Lehman Brothers, Inc. Exp. 12/31/2004	50,000	5

Receive a fixed rate equal to 0.400% and the Fund will pay to the counterparty at par in the event of default of Time Warner, Inc. 7.400% due 02/01/2004.

Broker: Goldman Sachs Exp. 11/10/2002	20,000	(154)

Receive a fixed rate equal to .510% and the Fed will pay to the counterparty at par in the event of default of Time Warner, Inc. 7.750% due 06/15/2005.

Broker: Lehman Brothers, Inc. Exp. 01/25/2005	10,000	(343)

Receive a fixed rate equal to 0.250% and the Fund will pay to the counterparty at par in the event of default of Wisconsin Electric Power 6.625% due 11/16/2006.

Broker: Lehman Brothers, Inc. Exp. 04/18/2003	25,000	(37)

Receive a fixed rate equal to 0.850% and the Fund will pay to the counterparty at par in the event of default of Verizon Global Funding Corp. 0.000% due 05/15/2021.

Broker: Lehman Brothers, Inc. Exp. 06/15/2004	21,500	(932)

Received a fixed rate equal to 0.840% and the Fund will pay to the counterparty at par in the event of default of Verizon Global Funding Corp. 6.750% due 12/01/2005.

Broker: Goldman Sachs Exp. 06/15/2004	100,000	(4,211)

Received a fixed rate equal to 0.850% and the Fund will pay to the counterparty at par in the event of default of Verizon Global Funding Corp. 6.750% due 12/01/2005.

Broker: J.P. Morgan Chase & Co. Exp. 06/12/2004	100,000	(4,705)

See accompanying notes I 09.30.02 I PIMCO Total Return Fund Semi-Annual Report	43

PIMCO Total Return Fund Schedule of Investments (Cont.)
September 30, 2002 (Unaudited)

Receive a fixed rate equal to 1.650% and the Fund will pay to the counterparty at par in the event of default of United Mexican States 9.750% due 04/06/2005.

Broker: Credit Suisse First Boston Exp. 05/23/2003	$50,000	$168

Receive a fixed rate equal to 0.850% and the Fund will pay to the counterparty at par in the event of default of Tyco International Group SA 0.000% due 02/12/2021.

Broker: Merrill Lynch Exp. 02/12/2003	25,000	(797)

Receive a fixed rate equal to 0.900% and the Fund will pay to the counterparty at par in the event of default of Verizon Global Funding Corp. 0.000% due 05/15/2021.

Broker: J.P. Morgan Chase & Co. Exp. 06/15/2004	50,000	(2,327)

Receive a fixed rate equal to 0.625% and the Fund will pay to the counterparty at par in the event of default of Phillip Morris Cos., Inc. 7.000% due 07/15/2005.

Broker: J.P. Morgan Chase & Co. Exp. 07/17/2003	50,000	(512)

Receive a fixed rate equal to 0.625% and the Fund will pay to the counterparty at par in the event of default of Phillip Morris Cos., Inc. 7.650% due 07/01/2008.

Broker: Credit Suisse First Boston Exp. 07/17/2003	100,000	(980)

Receive a fixed rate equal to 0.400% and the Fund will pay to the counterparty at par in the event of default of National Rural Utilities Cooperative Finance Corp. 5.750% due 12/01/2008.

Broker: Lehman Brothers, Inc. Exp. 09/01/2003	76,500	(1,365)

Receive a fixed rate equal to 0.460% and the Fund will pay to the counterparty at par in the event of default of Vodafone Group PLC 7.750% due 02/15/2010.

Broker: Lehman Brothers, Inc. Exp. 09/10/2003	68,500	(597)

Receive a fixed rate equal to 1.160% and the Fund will pay to the counterparty at par in the event of default of United Mexican States 9.750% due 04/06/2005.

Broker: Credit Suisse First Boston Exp. 12/17/2002	50,000	49

Receive a fixed rate equal to 0.215% and the Fund will pay to the counterparty at par in the event of default of Freddie Mac 5.750% due 04/15/2008.

Broker: Morgan Stanley Exp. 02/26/2007	103,300	(956)

Receive a fixed rate equal to 1.150% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 9.625% due 02/08/2011.

Broker: Goldman Sachs Exp. 04/23/2003	13,500	(9)

Receive a fixed rate equal to 0.900% and the Fund will pay to the counterparty at par in the event of default of Republic of South Africa 9.125% due 05/19/2009.

Broker: Goldman Sachs Exp. 04/23/2003	10,000	(6)

Receive a fixed rate equal to 1.050% and the Fund will pay to the counterparty at par in the event of default of Republic of Bulgaria 2.688% due 07/28/2011.

Broker: J.P. Morgan Chase & Co. Exp. 10/23/2003	15,000	(39)

Receive a fixed rate equal to 9.125% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.

Broker: Morgan Stanley Exp. 06/03/2003	15,000	2

Receive a fixed rate equal to 1.200% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 9.625% due 020/8/2011

Broker: Credit Suisse First Boston Exp. 06/03/2003	5,000	(18)

44	PIMCO Total Return Fund Semi-Annual Report I 09.30.02 I See accompanying notes

Receive a fixed rate equal to 2.000% and the Fund will pay to the counterparty at par in the event of default of Deutsche Telekom International Finance BV 5.250% due 05/20/2008.

Broker: CITIBANK N.A., London
Exp. 06/06/2003	$25,000	$3

Receive a fixed rate equal to 1.950% and the Fund will pay to the counterparty at par in the event of default of Deutsche Telekom International Finance BV 5.250% due 5/20/2008.

Broker: Goldman Sachs
Exp. 06/05/2003	25,000	3

Receive a fixed rate equal to 3.500% and the Fund will pay to the counterparty at par in the event of default of France Telecom SA 5.750% due 04/25/2007.

Broker: Goldman Sachs
Exp. 06/05/2003	25,000	3

Receive a fixed rate equal to 7.750% and the Fund will pay to the counterparty at par in the event of default of CIT Group, Inc. 7.625% due 08/16/2005.

Broker: J.P. Morgan Chase & Co.
Exp. 06/19/2003	30,000	(52)

Receive a fixed rate equal to 7.000% and the Fund will pay to the counterparty at par in the event of default of Sprint Capital Corp. 6.000% due 01/15/2007.

Broker: Merrill Lynch
Exp. 04/04/2003	4,000	(109)

Receive a fixed rate equal to 1.550% and the Fund will pay to the counterparty at par in the event of default of Household Finance Corp. 6.375% due 10/15/2011.

Broker: Morgan Stanley
Exp. 05/28/2004	25,000	(825)

Receive a fixed rate equal to 1.900% and the Fund will pay to the counterparty at part in the event of default Ford Motor Credit Co. 7.250% due 10/25/2011.

Broker: ABN AMRO Bank N.V.
Exp. 02/13/2003	25,000	3

Receive a fixed rate equal to 1.300% and the Fund will pay to the counterparty at par in the event of default of General Motors Acceptance Corp. 6.000% due 04/01/2011.

Broker: ABN AMRO Bank N.V.
Exp. 01/20/2004	25,000	3

Receive a fixed rate equal to 1.050% and the Fund will pay to the counterparty at par in the event of default of DaimlerChrysler North America Holding Corp 7.300% due 01/15/2012.

Broker: ABN AMRO Bank N.V.
Exp. 08/16/2004	25,000	3

Receive a fixed rate equal to 1.260% and the Fund will pay to the counterparty at par in the event of default of National Rural Utilities Cooperative Finance Corp. 7.250% due 03/01/2012.

Broker: UBS—Warburg
Exp. 04/26/2004	25,000	(433)

Receive a fixed rate equal to 0.400% and the Fund will pay to the counterparty at par in the event of default of AIG SunAmerica Global Finance XII 5.300% due 05/30/2007.

Broker: ABN AMRO Bank N.V.
Exp. 09/18/2003	25,000	3

Receive a fixed rate equal to 0.440% and the Fund will pay to the counterparty at par in the event of default of General Electric Capital Corp. 5.000% due 06/15/2007.

Broker: Credit Suisse First Boston
Exp. 09/18/2003	25,000	3

Receive a fixed rate equal to 0.440% and the Fund will pay to the counterparty at par in the event of default of General Electric Capital Corp. 5.875% due 02/15/2012.

Broker: Credit Suisse First Boston
Exp. 09/23/2003	50,000	5

		$(252,109)

(l)	Subsequent to September 30, 2002, the issuer declared bankruptcy.

See accompanying notes I 09.30.02 I PIMCO Total Return Fund Semi-Annual Report	45

PIMCO Total Return Fund Financial Highlights

Class D Shares Selected Per Share Data for the Year or Period Ended:	09/30/2002+		03/31/2002	03/31/2001		03/31/2000		04/08/1998-03/31/1999
Net Asset Value Beginning of Period	$10.41		$10.52	$9.96		$10.36		$10.66

Net Investment Income	0.22	(a)	0.50 (a)	0.64	(a)	0.60	(a)	0.59 (a)

Net Realized/Unrealized Gain (Loss) on Investments	0.47	(a)	0.20 (a)	0.56	(a)	(0.40	)(a)	0.12 (a)

Total Income from Investment Operations	0.69		0.70	1.20		0.20		0.71

Dividends from Net Investment Income	(0.22)		(0.51)	(0.64)		(0.60)		(0.59)

Distributions from Net Realized Capital Gains	0.00		(0.30)	0.00		0.00		(0.42)

Total Distributions	(0.22)		(0.81)	(0.64)		(0.60)		(1.01)

Net Asset Value End of Period	$10.88		$10.41	$10.52		$9.96		$10.36

Total Return	6.71%		6.81%	12.44%		2.00%		6.73%

Net Assets End of Period (000s)	$1,160,745		$648,596	$264,984		$80,459		$34,839

Ratio of Expenses to Average Net Assets	0.75	%*	0.75%	0.81	%(b)	0.87	%(b)	0.75%*

Ratio of Net Investment Income to Average Net Assets	4.08	%*	4.73%	6.24%		5.97%		5.21%*

Portfolio Turnover Rate	134%		445%	450%		223%		154%

*	Annualized
+	Unaudited
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 0.75%.

46	PIMCO Total Return Fund Semi-Annual Report I 09.30.02 I See accompanying notes

PIMCO Total Return Fund Statement of Assets and Liabilities
September 30, 2002 (Unaudited)

Amounts in thousands, except per share amounts

Assets:
Investments, at value	$77,087,583
Cash	128,004
Foreign currency, at value	589,819
Receivable for investments sold and forward foreign currency contracts	1,387,086
Receivable for Fund shares sold	335,058
Interest and dividends receivable	484,550
Variation margin receivable	154,983

80,167,083

Liabilities:
Payable for investments purchased and forward foreign currency contracts	$11,439,585
Payable for financing transactions	3,179,298
Written options outstanding	133,590
Payable for Fund shares redeemed	251,374
Dividends payable	36,754
Accrued investment advisory fee	12,184
Accrued administration fee	10,771
Accrued distribution fee	5,169
Accrued servicing fee	2,413
Variation margin payable	14,234
Net payable for swap agreements	252,109
Other liabilities	123,107

15,460,588

Net Assets	$64,706,495

Net Assets Consist of:
Paid in capital	$62,243,413
Undistributed net investment income	210,335
Accumulated undistributed net realized gain	1,717,454
Net unrealized appreciation	535,293

$64,706,495

Net Assets:
Class D	$1,160,745

Other Classes	63,545,750

Shares Issued and Outstanding:
Class D	106,719

Net Asset Value and Redemption Price Per Share
(Net Assets Per Share Outstanding)
Class D	$10.88

Cost of Investments Owned	$76,927,592

Cost of Foreign Currency Held	$582,979

See accompanying notes I 09.30.02 I PIMCO Total Return Fund Semi-Annual Report	47

PIMCO Total Return Fund Statement of Operations

For the six months ended September 30, 2002 (Unaudited)

Amounts in thousands

Investment Income:
Interest, net of foreign taxes	$1,426,310
Dividends, net of foreign taxes	14,227
Total Income	1,440,537

Expenses:
Investment advisory fees	73,629
Administration fees	64,379
Servicing fees—Class D	1,083
Distribution and/or servicing fees—Other Classes	42,196
Trustees’ fees	70
Interest expense	31

Total Expenses	181,388

Net Investment Income	1,259,149

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	467,732
Net realized gain on futures contracts, written options, and swaps	1,195,438
Net realized gain on foreign currency transactions	108,961
Net change in unrealized appreciation on investments	348,436
Net change in unrealized appreciation on futures contracts, written options, and swaps	428,974
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(21,719)
Net Gain	2,527,822

Net Increase in Assets Resulting from Operations	$3,786,971

48	PIMCO Total Return Fund Semi-Annual Report I 09.30.02 I See accompanying notes

PIMCO Total Return Fund Statements of Changes in Net Assets

Amounts in thousands
	Six Months Ended September 30, 2002	Year Ended March 31, 2002
	(Unaudited)
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$1,259,149	$2,382,004
Net realized gain	1,772,131	1,406,666
Net change in unrealized appreciation (depreciation)	755,691	(659,434)

Net increase resulting from operations	3,786,971	3,129,236

Distributions to Shareholders:
From net investment income
Class D	(17,752)	(21,129)
Other Classes	(1,241,782)	(2,359,490)
From net realized capital gains
Class D	0	(14,484)
Other Classes	0	(1,344,134)

Total Distributions	(1,259,534)	(3,739,237)

Fund Share Transactions:
Receipts for shares sold
Class D	609,881	614,608
Other Classes	16,102,290	22,562,269

Issued as reinvestment of distributions
Class D	16,497	33,831
Other Classes	991,650	3,081,947

Cost of shares redeemed
Class D	(151,050)	(253,547)
Other Classes	(8,603,236)	(14,721,474)
Net increase resulting from Fund share transactions	8,966,032	11,317,634

Total Increase in Net Assets	11,493,469	10,707,633

Net Assets:
Beginning of period	53,213,026	42,505,393
End of period *	$64,706,495	$53,213,026

*Including net undistributed investment income of:	$210,335	$210,720

See accompanying notes I 09.30.02 I PIMCO Total Return Fund Semi-Annual Report	49

PIMCO Total Return Fund Notes to Financial Statements
September 30, 2002 (Unaudited)

1. Organization
The Total Return Fund (the “Fund”) is a series of the PIMCO Funds: Pacific Investment Management Series (the “Trust”) which was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company. The Trust currently consists of 48 separate investment funds (the “Funds”). The Trust may offer up to six classes of shares: Institutional, Administrative, A, B, C and D. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Class D shares of the Fund. Certain detailed financial information for the Institutional, Administrative, A, B and C Classes (the “Other Classes”) is provided separately and is available upon request.

2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Fund may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Effective April 1, 2001, the accounting method relating to the amortization of premiums and discounts changed to the interest method, which did not materially affect the Fund’s financial statements.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.
Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.
Distributions reflected as a tax basis return of capital in the accompanying Statements of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividends and distributions.

Foreign Currency. The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in

50	PIMCO Total Return Fund Semi-Annual Report I 09.30.02

PIMCO Total Return Fund Notes to Financial Statements
September 30, 2002 (Unaudited)

exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses of the Fund are allocated daily to each class of shares based on the relative value of settled shares. Realized and unrealized capital gains and losses of the Fund are allocated daily to each class of shares based on the relative net assets of each class.

Federal Income Taxes. The Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Financing Transactions. The Fund may enter into financing transactions consisting of the sale by the Fund of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Fund sells the security becomes insolvent, the Fund’s right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by the Fund with the proceeds of a financing transaction may not exceed transaction costs. The Fund will segregate assets determined to be liquid by PIMCO or otherwise cover its obligations under financing transactions.

Futures Contracts. The Fund is authorized to enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund may be required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options Contracts. The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Forward Currency Transactions. The Fund may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure

09.30.02 I PIMCO Total Return Fund Semi-Annual Report	51

PIMCO Total Return Fund Notes to Financial Statements
September 30, 2002 (Unaudited)

associated with some or all of the Fund’s portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Swaps. The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate, total return, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically an emerging country, on its obligation. The Fund may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Fund owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net payments of interest on interest rate swap agreements are included as part of interest income. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

Loan Agreements. The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

Short Sales. The Fund has entered into short sales transactions during the fiscal year. A short sale is a transaction in which the Fund sells securities it does not own in anticipation of a decline in the market price of the securities. The Fund is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

Stripped Mortgage-Backed Securities (SMBS). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience

52	PIMCO Total Return Fund Semi-Annual Report I 09.30.02

PIMCO Total Return Fund Notes to Financial Statements
September 30, 2002 (Unaudited)

greater than anticipated payments of principal, the Fund may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

Delayed-Delivery Transactions. The Fund may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Fund will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security. Forward sales commitments are accounted for by the Fund in the same manner as forward currency contracts discussed above.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive their principal until maturity.

Repurchase Agreements. The Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

Reverse Repurchase Agreements. The Fund is authorized to enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. A reverse repurchase agreement involves the risk that the market value of the security sold by the Fund may decline below the repurchase price of the security. The Fund will segregate assets determined to be liquid by PIMCO or otherwise cover its obligations under reverse repurchase agreements.

Restricted Securities. The Fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO) is a majority-owned subsidiary of Allianz Dresdner Asset Management of America L.P. (formerly PIMCO Advisors L.P.) and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives from the Fund a monthly administrative fee based on each share class’ average daily net assets. The Administration Fee for Class D is charged at the annual rate of 0.25%. The Administration Fee for the Retail Classes is charged at an annual rate of 0.40%. The Administration Fee for the Institutional and Administrative Classes is charged at the annual rate of 0.18%.

Distribution and Servicing Fees. PIMCO Advisors Distributors LLC (“PFD”), is an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse, out of the Administrative Class assets of each Fund offering Administrative Class shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or pro-

09.30.02 I PIMCO Total Return Fund Semi-Annual Report	53

PIMCO Total Return Fund Notes to Financial Statements
September 30, 2002 (Unaudited)

grams that use Fund shares as their funding medium. The effective rate paid to PFD was 0.25% during the current fiscal year.
Pursuant to the Distribution and Servicing Plans adopted by the A, B, C and D Classes of the Trust, the Trust compensates PFD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C and D Classes. The Trust paid PFD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Distribution Fee (%)	Servicing Fee (%)

Class A	—	0.25
Class B	0.75	0.25
Class C	0.75	0.25
Class D	—	0.25

PFD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the Money Market Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of A, B and C Class shares. For the period ended September 30, 2002 PFD received $15,709,769 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.
Each unaffiliated Trustee receives an annual retainer of $60,000, plus $3,000 for each Board of Trustees meeting attended in person and $500 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, each committee chair receives an annual retainer of $1,500. These expenses are allocated to the Funds of the Trust according to their respective net assets.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2002, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
	Purchases	Sales	Purchases	Sales
Total Return Fund	$57,660,192	$59,827,426	$13,611,291	$11,125,516

54	PIMCO Total Return Fund Semi-Annual Report I 09.30.02

PIMCO Total Return Fund Notes to Financial Statements
September 30, 2002 (Unaudited)

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

Total Return Fund
Premium
Balance at 03/31/2002	$316,125
Sales	57,137
Closing Buys	(26,364)
Expirations	(225,726)
Exercised	0

Balance at 09/30/2002	$121,172

6. Federal Income Tax Matters

At September 30, 2002, the net unrealized appreciation (depreciation) of investments securities for federal income tax purposes were as follows (amounts in thousands):

	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation
Total Return Fund	$1,545,825	$(1,385,834)	$159,991

7. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Total Return Fund
	Period Ended 09/30/2002		Year Ended 03/31/2002
	Shares	Amount	Shares	Amount
Receipts for shares sold
Class D	57,053	$609,881	57,700	$614,608
Other Classes	1,507,195	16,102,292	2,128,222	22,562,269

Issued as reinvestment of distributions
Class D	1,541	16,497	3,206	33,831
Other Classes	92,729	991,650	292,217	3,081,947

Cost of shares redeemed
Class D	(14,159)	(151,050)	(23,814)	(253,547)
Other Classes	(805,256)	(8,603,236)	(1,388,455)	(14,721,474)

Net increase resulting from Fund share transactions	839,103	$8,966,032	1,069,076	$11,317,634

09.30.02 I PIMCO Total Return Fund Semi-Annual Report	55

PIMCO Funds: Pacific Investment Management Series

Manager	Pacific Investment Management Company LLC, 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660

Distributor	PIMCO Advisors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	PFPC Global Fund Services, Inc., P.O. Box 9688, Providence, RI 02940-9688

Independent Accountant	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Dechert, 1775 Eye Street, Washington, DC 20006

For Account Information
For PIMCO Funds account information contact your financial advisor, or if you receive account statements directly from PIMCO Funds, you can also call 1-800-426-0107. Telephone representatives are available Monday–Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.pimcoadvisors.com.

56	PIMCO Total Return Fund Semi-Annual Report I 09.30.02

The Broad-Ranging Expertise of PIMCO Funds

PIMCO Funds offers access to the U.S. investment firms of the Allianz Group, one of the world’s largest financial services providers. Together, these firms manage over $350 billion and have a client list that includes more than half of the 100 largest U.S. corporations.

PIMCO Bond Funds
Short Duration
Short-Term Fund
Low Duration Fund

Intermediate Duration
Total Return Fund

International
Foreign Bond Fund
Emerging Markets Bond Fund

High Yield
High Yield Fund

Mortgage-Backed
GNMA Fund
Total Return Mortgage Fund

Inflation-Indexed
Real Return Fund

Convertible
Convertible Fund

Tax-Exempt
Municipal Bond Fund
California Intermediate Municipal Bond Fund
California Municipal Bond Fund
New York Municipal Bond Fund
Short-Duration Municipal Income Fund

PIMCO Stock and Bond Funds
Strategic Balanced Fund

PIMCO Stock Funds
Growth
RCM Large-Cap Growth Fund
PEA Growth Fund
NACM Growth Fund
PEA Target Fund
RCM Mid-Cap Fund
PEA Opportunity Fund

Blend
PEA Growth & Income Fund
CCM Capital Appreciation Fund
NACM Core Equity Fund
CCM Mid-Cap Fund

Value
NFJ Equity Income Fund
PEA Value Fund
NACM Value Fund
PEA Renaissance Fund
NACM Flex-Cap Value Fund
NFJ Small-Cap Value Fund

Enhanced Index
RCM Tax-Managed Growth Fund
PPA Tax-Efficient Equity Fund
StocksPLUS Fund

International
RCM Global Equity Fund
NACM Global Fund
RCM International Growth Equity Fund
NACM International Fund
RCM Global Small-Cap Fund
RCM Europe Fund
NACM Pacific Rim Fund
RCM Emerging Markets Fund

Sector-Related
PEA Innovation Fund
RCM Global Technology Fund
RCM Global Healthcare Fund
RCM Biotechnology Fund

One Fund Family,
A Choice of Specialized Investment Firms

The PIMCO Funds are managed by the affiliated institutional investment firms of PIMCO Advisors. Each firm specializes in a specific asset class and investment style. So whether you’re looking for a small-cap value manager, a large-cap growth manager or a core bond manager, the PIMCO Funds provide you with access to a highly qualified expert.

Cadence Capital Management (CCM)
Combining the best of growth and value, CCM seeks to invest in reasonably priced companies that offer rapid earnings growth potential.

Dresdner RCM Global Investors (RCM)
With a worldwide presence, RCM’s growth specialists bring a global perspective to domestic and international stock investing.

NFJ Investment Group (NFJ)
Pure, deep value investors, NFJ emphasizes risk management by investing primarily in dividend-paying stocks and imposing strict diversification guidelines.

Nicholas-Applegate Capital Management (NACM)
NACM employs a bottom-up, research driven approach to identify financially strong companies poised to benefit from change.

Pacific Investment Management Company (PIMCO)
Under the direction of its renowned founder and Chief Investment Officer, Bill Gross, PIMCO has become one of the most respected names in fixed income management.

PIMCO Equity Advisors (PEA)
Across its varied products, PEA relies on in-depth research and competitive analysis to identify the companies most likely to deliver long-term capital appreciation.

P I M C O
A D V I S O R S

PZ054.10/02

P I M C O
F U N D S

PRIVATE ACCOUNT PORTFOLIO SERIES

SEMI-ANNUAL REPORT
September 30, 2002

The Portfolios issue shares only in private placement transactions in accordance with Regulation D or other applicable exemptions under the Securities Act of 1933, as amended (the “Securities Act”). The enclosed
Semi-Annual Report is not an offer to sell, or a solicitation of any offer to buy, any security to the public within the meaning of the Securities Act.

2002

Chairman’s Letter

Dear PIMCO Funds Shareholder:

We are pleased to present you with this semi-annual report for the Private Account Portfolio Series, the separate portfolios of the PIMCO Funds: Pacific Investment Management Series. During the Series’ fiscal half year, assets grew by $8.8 billion to finish the six-month period ended September 30, 2002 at $23.2 billion.

Investors flocked to Treasury bonds during the period amid anxiety about sluggish global growth, the integrity of corporate accounting and governance practices and a potential U.S. war with Iraq. Treasury yields fell as much as 2.28%, with the 10-year yield plunging to 3.59%, its lowest level in more than 40 years. Fueled by the Treasury rally, the broad U.S. bond market, represented by the Lehman Aggregate Bond Index, returned 8.45%, while riskier assets such as stocks and high yield debt continued to struggle.

Growth in Europe was practically non-existent and Japan’s economy remained moribund. That left U.S. consumers, bolstered by the lowest mortgage rates in three decades, zero interest car loans and rising real wages, as the only significant source of demand anywhere in the world. Concern about a so-called “double-dip” recession in the U.S. therefore centered on the risk that weakness in the corporate sector would infect consumer confidence and discourage spending. While unemployment remained relatively low at just under 6%, applications for jobless claims climbed as companies laid off workers to trim costs and boost cash flow.

Such efforts by companies to rehabilitate their credit quality did little to reassure corporate bond investors. The corporate bond market virtually shut down during July, recovered in August but then had another difficult month in September. A stream of bad news from high profile issuers reinforced risk aversion among lenders already bruised by accounting scandals. Negatives included the bankruptcy of U.S. Airways, a rating downgrade at major telecom lender J.P. Morgan Chase, a multi-billion dollar default by Conseco and the potential for energy pipeline firm El Paso to face a myriad of issues tied to the California energy crisis.

On the following pages you will find specific details as to each Portfolio’s composition and total return investment performance including a discussion of those factors that affected investment performance.

We appreciate the trust you have placed in us through your investments, and we will continue to focus our efforts to meet your investment needs. If you have any questions regarding your PIMCO Funds investment, please contact your account manager, or call one of our shareholder associates at 1-800-927-4648. We also invite you to visit our Web site at www.pimcoadvisors.com or our investment manager’s Web site at www.pimco.com.

Sincerely,

Brent R. Harris

Chairman of the Board

October 31, 2002

9.30.02 I Semi-Annual Report	1

PIMCO Short-Term Portfolio

FUND CHARACTERISTICS

OBJECTIVE:	DURATION:	TOTAL NET ASSETS:
Seeks maximum total return, consistent with preservation of capital and daily liquidity.	0.6 years	$1.3 billion

PORTFOLIO:	FUND INCEPTION DATE:
Primarily money market instruments and short duration fixed income securities.	4/20/2000

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended September 30, 2002

	6 Months	1 Year	Since Inception*
Short-Term Portfolio	1.85%	3.99%	6.12%
Salomon 3-Month Treasury Bill Index	0.87%	1.97%	—

* Annualized (all Portfolio returns are net of fees and expenses)

SECTOR BREAKDOWN*	QUALITY BREAKDOWN*
PORTFOLIO INSIGHTS

•   The Short-Term Portfolio returned 1.85% for the six-month period ended September 30, 2002, outperforming the Salomon 3-Month Treasury Bill Index return of 0.87%.
•   A longer duration relative to the benchmark boosted returns as interest rates fell.
•   A mortgage overweight was modestly positive as the benefits of mortgages’ high yields offset market volatility.
•   Corporate exposure, especially telecom and energy/pipeline holdings, continued to detract from returns amid concern about weak profits and credit rating downgrades.
•   Asset-backed bonds boosted performance as their strong collateral protection kept credit premiums stable amid volatile markets.
•   The use of Eurodollars was a positive as short-term rates fell.

* % of Total Investments as of September 30, 2002

CUMULATIVE RETURNS THROUGH SEPTEMBER 30, 2002

$5,000,000 invested at inception

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 5/01/2000, the first full month following the Portfolio’s inception on 4/20/2000, compared to the Salomon 3-Month Treasury Bill Index, an unmanaged market index. It is not possible to invest directly in the index. Whereas money market funds attempt to maintain a stable share price, the Short-Term Portfolio’s share price will fluctuate in response to market conditions.

2	Semi-Annual Report I 9.30.02

PIMCO U.S. Government Sector Portfolio

FUND CHARACTERISTICS

OBJECTIVE: Seeks maximum total return, consistent with prudent investment management. PORTFOLIO: Primarily U.S. Government securities.	DURATION: 5.5 years FUND INCEPTION DATE: 1/31/2000	TOTAL NET ASSETS: $3.5 billion

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended September 30, 2002

	6 Months	1 Year	Since Inception*
U.S. Government Sector Portfolio	17.29%	13.13%	15.97%
Salomon 3-Month Treasury Bill Index	0.87%	1.97%	—
Lehman Brothers Long-Term Government Index	18.89%	14.73%	—
Lehman Brothers Government Bond Index	11.40%	10.04%	—

* Annualized (all Portfolio returns are net of fees and expenses)

SECTOR BREAKDOWN*	QUALITY BREAKDOWN*
PORTFOLIO INSIGHTS

•   The U.S. Government Sector Portfolio outperformed its benchmark for the six months ended September 30, 2002, returning 17.29% versus 11.40% for the Lehman Brothers Government Bond Index.
•   Duration was reduced considerably as of July 31, 2002 to reflect the Portfolio’s adoption of a new benchmark focused on intermediate maturities.
•   Nevertheless, the Portfolio maintained an above benchmark duration throughout the six-month period, which proved to be significantly positive.
•   Exposure to short and intermediate maturities relative to a longer duration Index was positive as the yield curve anchored around a 1.75% fed funds rate steepened and rates rallied substantially in this portion of the curve.
•   Emphasis to mortgages was neutral on a duration-adjusted basis as market volatility offset the benefits of mortgages’ high yields.
•   Holdings of real return bonds helped returns, outperforming comparable Treasuries as real yields plunged.

* % of Total Investments as of September 30, 2002

CUMULATIVE RETURNS THROUGH SEPTEMBER 30, 2002

$5,000,000 invested at inception

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 2/01/2000, the first full month following the Portfolio’s inception date on 1/31/2000, compared to the Salomon 3-Month Treasury Bill Index, Lehman Brothers Long-Term Government Index, and Lehman Brothers Government Bond Index, each an unmanaged market index. It is not possible to invest directly in the indexes. As of July 31, 2002, the internally employed Portfolio benchmark was changed from the Lehman Brothers Long-Term Government Index to the Lehman Government Bond Index so as to more closely reflect the universe of securities in which the Portfolio invests.

9.30.02 I Semi-Annual Report	3

PIMCO Investment Grade Corporate Portfolio

FUND CHARACTERISTICS

OBJECTIVE: Seeks maximum total return, consistent with prudent investment management. PORTFOLIO: Primarily corporate fixed income securities.	DURATION: 6.2 years FUND INCEPTION DATE: 1/26/2000	TOTAL NET ASSETS: $4.9 billion

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended September 30, 2002

	6 Months	1 Year	Since Inception*
Investment Grade Corporate Portfolio	-0.94%	-1.87%	6.83%
Salomon 3-Month Treasury Bill Index	0.87%	1.97%	—
50% Lehman Brothers Intermediate Credit Index and 50% Lehman Brothers Long Credit Index	7.59%	6.89%	—

* Annualized (all Portfolio returns are net of fees and expenses)

SECTOR BREAKDOWN*	QUALITY BREAKDOWN*
PORTFOLIO INSIGHTS

•   The Investment Grade Corporate Portfolio returned –0.94% for the semi-annual period ended September 30, 2002 compared to 7.59% for its custom benchmark, which is 50% Lehman Brothers Intermediate Credit Index and 50% Lehman Long Credit Index.
•   An underweight to AA-rated issues and an overweight to the BBB-rated sector detracted from returns as higher quality issues outperformed amidst a flight to safety.
•   Overweighting telecommunications and energy sectors detracted from returns due to growing concerns about weak profits and credit rating downgrades.
•   Underweighting consumer cyclicals, specifically home construction, was a negative as low interest rates continued to drive this sector.
•   Within the transportation sector, security selection added to relative returns as a focus on secured bonds was a positive during a period when the troubled airlines industry caused this sector to significantly underperform.
•   An overweight to utility issues detracted from returns as ratings downgrades caused this sector to significantly underperform.
•   Small allocations to Treasury and mortgage securities added to performance as these sectors outperformed corporate bonds on a like-duration basis.
•   Emerging market bonds were negative amid overall risk aversion and anxiety about Brazil’s presidential election.

* % of Total Investments as of September 30, 2002

CUMULATIVE RETURNS THROUGH SEPTEMBER 30, 2002

$5,000,000 invested at inception

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 2/01/2000, the first full month following the Portfolio’s inception date on 1/26/2000, compared to the Salomon 3-Month Treasury Bill Index and a 50/50 blend of the Lehman Brothers Intermediate Credit Index and Lehman Brothers Long Credit Index, each an unmanaged market index. It is not possible to invest directly in the indexes. The blended performance reflects the performance of the Lehman Brothers Intermediate Credit Index from 2/01/2000 through 11/11/2001, after which time the performance reflects a 50/50 blend of the Lehman Brothers Intermediate Credit Index and Lehman Brothers Long Credit Index.

4	Semi-Annual Report I 9.30.02

PIMCO High Yield Portfolio

FUND CHARACTERISTICS

OBJECTIVE:	DURATION:	TOTAL NET ASSETS:
Seeks maximum total return, consistent with prudent investment management.	4.0 years	$167.4 million
FUND INCEPTION DATE:
PORTFOLIO:	12/08/2000
Primarily higher yielding fixed income securities.

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended September 30, 2002

	6 Months	1 Year	Since Inception*
High Yield Portfolio	-11.24%	-7.22%	-7.49%
Salomon 3-Month Treasury Bill Index	0.87%	1.97%	—
Merrill Lynch U.S. High Yield BB-B Rated Index	-8.44%	-1.57%	—

* Annualized (all Portfolio returns are net of fees and expenses)

SECTOR BREAKDOWN*	QUALITY BREAKDOWN*	PORTFOLIO INSIGHTS

•   The High Yield Portfolio returned –11.24% for the semi-annual period ended September 30, 2002, compared with –8.44% for the Merrill Lynch US High Yield BB-B Rated Index.
•   The Portfolio’s exposure to BBB rated issues helped relative returns as these issues significantly outperformed the lower quality tiers.
•   Emphasizing large-cap telecom and energy pipeline companies detracted from returns amid concern about weak profits and credit rating downgrades.
•   An underweight to the transportation sector and a focus on secured EETCs added to returns as the troubled airline industry caused this sector to significantly underperform.
•   Underweighting the gaming sector was negative for performance; despite rich valuations, these credits performed well during a market sell-off.
•   Modest holdings of emerging market bonds were negative amid overall risk aversion and anxiety about Brazil’s presidential election.

* % of Total Investments as of September 30, 2002 CUMULATIVE RETURNS THROUGH SEPTEMBER 30, 2002 $5,000,000 invested at inception

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 1/01/2001, the first full month following the Portfolio’s inception date on 12/08/2000, compared to the Salomon 3-Month Treasury Bill Index and the Merrill Lynch U.S. High Yield BB-B Rated Index, each an unmanaged market index. It is not possible to invest directly in the indexes. The Portfolio may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty and may be enhanced when investing in emerging markets. The investments made by the High Yield Portfolio may involve high risk and may have speculative characteristics.

9.30.02 I Semi-Annual Report	5

PIMCO Mortgage Portfolio

FUND CHARACTERISTICS

OBJECTIVE:	DURATION:	TOTAL NET ASSETS:
Seeks maximum total return, consistent with prudent investment management.	2.1 years	$8.8 billion
FUND INCEPTION DATE:
PORTFOLIO:	1/31/2000
Primarily mortgage-related fixed income securities.

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended September 30, 2002

	6 Months	1 Year	Since Inception*
Mortgage Portfolio	7.90%	9.29%	11.91%
Salomon 3-Month Treasury Bill Index	0.87%	1.97%	—
Lehman Brothers Mortgage Index	6.24%	7.37%	—

* Annualized (all Portfolio returns are net of fees and expenses)

SECTOR BREAKDOWN*	QUALITY BREAKDOWN*	PORTFOLIO INSIGHTS

•   The Mortgage Portfolio returned 7.90% for the six-month period ended September 30, 2002, outperforming the 0.87% return of the Salomon 3-Month Treasury Bill Index and outperforming the 6.24% return of the Lehman Brothers Mortgage Index.
•   The Mortgage Portfolio has outperformed the 3-Month Treasury Bill Index by 7.32%, and the Mortgage Index by 1.92% for the 12-month period ended September 30, 2002.
•   The Portfolio’s greater-than-benchmark duration in the recent quarter contributed positively as rates declined across the maturity spectrum.
•   The Portfolio’s focus on lower coupon issues during the period helped returns as lower coupons outpaced higher coupons by a large margin.
•   An overweight to GNMAs in the 30-Year MBS sector contributed positively to returns as they outperformed similar FNMA & FHLMC securities for the time period.
•   A focus in 15-year MBS, primarily in the FNMA 5.5% and 6.0% issues, added to returns as investors preferred the relatively stable cash flows offered by these securities.

* % of Total Investments as of September 30, 2002
CUMULATIVE RETURNS THROUGH SEPTEMBER 30, 2002
$5,000,000 invested at inception

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 2/01/2000, the first full month following the Portfolio’s inception date on 1/31/2000, compared to the Salomon 3-Month Treasury Bill Index and the Lehman Brothers Mortgage Index, each an unmanaged market index. It is not possible to invest directly in the indexes.

6	Semi-Annual Report I 9.30.02

PIMCO Asset-Backed Securities Portfolio

FUND CHARACTERISTICS

OBJECTIVE: Seeks maximum total return, consistent with prudent investment management. PORTFOLIO: Primarily asset-backed securities.	DURATION: 2.9 years FUND INCEPTION DATE: 10/31/2000	TOTAL NET ASSETS: $274.0 million

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended September 30, 2002

	6 Months	1 Year	Since Inception*
Asset-Backed Securities Portfolio	8.65%	9.68%	13.57%
Salomon 3-Month Treasury Bill Index	0.87%	1.97%	—
Lehman Brothers Asset-Backed Securities Index	7.34%	7.84%	—

* Annualized (all Portfolio returns are net of fees and expenses)

SECTOR BREAKDOWN*	QUALITY BREAKDOWN*
PORTFOLIO INSIGHTS
•   The Asset-Backed Securities Portfolio returned 8.65% for the six-month period ended September 30, 2002, outperforming the 0.87% return of the Salomon 3-Month Treasury Bill Index and outperforming the 7.34% of the Lehman Brothers Asset-Backed Securities Index.
•   The Portfolio has outperformed the 3-Month Treasury Bill Index by 7.71% and the ABS Index by 1.84% for the 12-month period ended September 30, 2002.
•   The Portfolio’s near-benchmark duration had a neutral effect on performance.
•   An underweight in the Manufactured Housing sector was positive as distressed credits led to spread widening during the period.
•   Emphasis in Home Equity Loan issues stabilized returns on the heels of record issuance in the sector.
•   The broader-than-Index security selection helped increase performance. As yields dropped across the maturity spectrum, a limited allocation to Treasury securities added to returns.

% of Total Investments as of September 30, 2002

CUMULATIVE RETURNS THROUGH SEPTEMBER 30, 2002

$5,000,000 invested at inception

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 11/01/2000, the first full month following the Portfolio’s inception date on 10/31/2000, compared to the Salomon 3-Month Treasury Bill Index and the Lehman Brothers Asset-Backed Securities Index, each an unmanaged market index. It is not possible to invest directly in the indexes.

9.30.02 I Semi-Annual Report	7

PIMCO Real Return Portfolio

FUND CHARACTERISTICS

OBJECTIVE:	DURATION:	TOTAL NET ASSETS:
Seeks maximum total return, consistent with prudent investment management.	7.0 years	$249.6 million
FUND INCEPTION DATE:
PORTFOLIO:	4/28/2000
Primarily inflation-indexed fixed income securities.

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended September 30, 2002

	6 Months	1 Year	Since Inception*
Real Return Portfolio	16.88%	17.31%	14.87%
Salomon 3-Month Treasury Bill Index	0.87%	1.87%	—
Lehman Brothers Global Real: U.S. TIPS Index	14.25%	14.69%	—

* Annualized (all Portfolio returns are net of fees and expenses)

SECTOR BREAKDOWN*	QUALITY BREAKDOWN*	PORTFOLIO INSIGHTS

•   For the six months ended September 30, 2002, the Real Return Portfolio returned 16.88%, versus 14.25% for the Lehman Brothers Global Real: U.S. TIPS Index.
•   Intermediate yields dropped by about 1.81%, while long term yields dropped by only 1.16%, as Fed accommodation affected short term rates more than long term inflation expectations.
•   For the six month period, real yields decreased by 1.16%, compared to 1.81% for conventional U.S. Treasury issues of similar maturities.
•   Breakeven inflation, defined as the difference between a real yield on a TIPS and a nominal yield on a Treasury of the same maturity, was 1.53% at September 30, 2002 for the 10-year maturity. This compares to a breakeven yield of 2.09% on March 31, 2002. The 12-month CPI-U change as of September 30, 2002, was 1.51%.
•   The effective duration of the Portfolio was 7.0 years on September 30, 2002, compared to a duration of 6.0 years for the benchmark.
•   The weighted average credit quality of the Portfolio was AAA as of September 30, 2002.
•   The Portfolio’s duration was longer than the benchmark for most of the six-month period, which was positive for performance as real yields dropped.
•   The Portfolio maintained a modest barbell strategy for most of the period, which was negative for performance compared to the benchmark.
•   Modest allocations to corporate bonds were a negative for performance, as yield premiums increased for corporates.
•   The average real yield of the U.S. TIPS index was 3.90% on September 30. To this is added the CPI accruals in order to calculate inflation-adjusted yields.

* % of Total Investments as of September 30, 2002

CUMULATIVE RETURNS THROUGH SEPTEMBER 30, 2002

$5,000,000 invested at inception

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 5/01/2000, the first full month following the Portfolio’s inception on 4/28/2000, compared to the Salomon 3-Month Treasury Bill Index and the Lehman Brothers Global Real: U.S. TIPS Index, each an unmanaged market index. It is not possible to invest directly in the indexes. The Portfolio may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty and may be enhanced when investing in emerging markets. Treasury Inflation Protected Securities (TIPS) are guaranteed by the US Government (for timely payment of principal and interest); however, the shares of the Portfolio are not.

8	Semi-Annual Report I 9.30.02

PIMCO International Portfolio

FUND CHARACTERISTICS

OBJECTIVE: Seeks maximum total return, consistent with prudent investment management. PORTFOLIO: Primarily non-U.S. fixed income securities.	DURATION: 6.9 years FUND INCEPTION DATE: 12/13/1989	TOTAL NET ASSETS: $2.8 billion

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended September 30, 2002

	6 Months	1 Year	3 Years*	5 Years*	10 Years*	Since Inception*
International Portfolio	6.32%	7.59%	8.15%	6.34%	8.24%	8.33%
Salomon 3-Month Treasury Bill Index	0.87%	1.97%	4.17%	4.47%	4.53%	—
J.P. Morgan Non-U.S. Index (Hedged)	5.66%	5.92%	7.42%	7.65%	8.76%	—

* Annualized (all Portfolio returns are net of fees and expenses)

COUNTRY ALLOCATION*	QUALITY BREAKDOWN*
PORTFOLIO INSIGHTS

•   The International Portfolio returned 6.32% for the six-month period ended September 30, 2002, outperforming the 5.66% return of the benchmark J.P. Morgan Non-U.S. Index (Hedged).
•   A short to intermediate maturity focus in the U.S. and Europe was positive as rates on these issues decreased the most.
•   An overweight in core Europe versus the U.S. hurt returns as investors flocked to the relative safety of Treasuries.
•   An underweight to Japan was positive as Japanese bonds underperformed given uncertainty over the government’s policies toward the troubled banking sector.
•   Holdings of global mortgages added to returns as investor demand for their relatively high yields sustained valuations.
•   An overweight in the euro was a strong positive for returns as the euro gained more than thirteen percent versus the U.S. dollar.

* % of Total Investments as of September 30, 2002

CUMULATIVE RETURNS SEPTEMBER 30, 2002

$5,000,000 invested at inception

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 1/01/1990, the first full month following the Portfolio’s inception date on 12/13/1989, compared to the Salomon 3-Month Treasury Bill Index and the J.P. Morgan Non-U.S. Index (Hedged), each an unmanaged market index. It is not possible to invest directly in the indexes. Foreign investing involves potentially higher risks including currency fluctuations and political or economic uncertainty and may be enhanced when investing in emerging markets.

9.30.02 I Semi-Annual Report	9

PIMCO Emerging Markets Portfolio

FUND CHARACTERISTICS

OBJECTIVE:	DURATION:	TOTAL NET ASSETS:
Seeks maximum total return, consistent with prudent investment management.	5.6 years	$961.3 million
FUND INCEPTION DATE:
PORTFOLIO:	4/03/1998
Primarily emerging market fixed income securities.

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended September 30, 2002

	6 Months	1 Year	3 Years*	Since Inception*
Emerging Markets Portfolio	-3.79%	8.27%	10.40%	8.81%
Salomon 3-Month Treasury Bill Index	0.87%	1.97%	4.17%	—
J.P. Morgan Emerging Market Bond Index Plus	-6.42%	-1.12%	8.81%	—
Emerging Markets Sector Fund Index	0.19%	6.73%	—	—

* Annualized (all Portfolio returns are net of fees and expenses)

COUNTRY ALLOCATION*	QUALITY BREAKDOWN*
PORTFOLIO INSIGHTS

•   The Emerging Markets Portfolio lagged the custom benchmark over the six-month period ended September 30, 2002, returning –3.79% versus 0.19% for the Emerging Markets Sector Fund Index.
•   Regional performance within the asset class was notably mixed as Asia and Emerging Europe decoupled from the volatility in Latin America.
•   An overweight in Brazil was the primary detractor from performance; election concerns and the retrenchment of banks from credit markets weighed heavily on this market despite sound economic policies and significant external assistance.
•   Modest overweight positions in smaller Latin American credits such as Panama and Peru also detracted from performance amid rising regional volatility.
•   Underweight positions in weaker fundamental countries, particularly Argentina and Colombia, added to relative performance as these countries remain vulnerable in the fluid external environment.
•   A short position in Venezuela was negative for performance as gains from rising oil prices masked further deterioration in the economy and banking system.
•   Allocations to off-Index countries with solid and improving fundamentals added to returns amid an increasingly uncertain external environment.

* % of Total Investments as of September 30, 2002

CUMULATIVE RETURNS THROUGH SEPTEMBER 30, 2002

$5,000,000 invested at inception

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 5/01/1998, the first full month following the Portfolio’s inception date on 4/03/1998, compared to the Salomon 3-Month Treasury Bill Index, J.P. Morgan Emerging Market Bond Index Plus, and the Emerging Markets Sector Fund Index, each an unmanaged market index. Prior to 1/1/2000 the Emerging Markets Sector Fund Index performance represents that of the Lehman Brothers Aggregate Bond Index and from 1/1/2000 forward, index performance represents that of the Emerging Markets Sector Fund Index (a custom weighted index of selected countries within the Emerging Markets Bond Index from J.P. Morgan). It is not possible to invest directly in the indexes. The Portfolio may invest in foreign securities which involve potentially higher risks including currency fluctuations and political or economic uncertainty and may be enhanced when investing in emerging markets. Investing in emerging market securities imposes even greater risks including smaller capitalization of securities markets, which can experience illiquidity, price volatility, foreign restrictions, and repatriation of investment income and capital.

10	Semi-Annual Report I 9.30.02

PIMCO Municipal Sector Portfolio

FUND CHARACTERISTICS

OBJECTIVE:	DURATION:	TOTAL NET ASSETS:
Seeks maximum total return, consistent with prudent investment management.	12.9 years	$106.3 million
FUND INCEPTION DATE:
PORTFOLIO:	8/21/2000
Primarily municipal securities.

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended September 30, 2002

	6 Months	1 Year	Since Inception*
Municipal Sector Portfolio	4.92%	5.85%	9.53%
Salomon 3-Month Treasury Bill Index	0.87%	1.97%	—
Lehman Brothers General Municipal Bond Index	8.58%	8.94%	—

* Annualized (all Portfolio returns are net of fees and expenses)

SECTOR BREAKDOWN*	QUALITY BREAKDOWN*	PORTFOLIO INSIGHTS

•   The Municipal Sector Portfolio returned 4.92% for the six-month period ended September 30, 2002 versus 8.58% for the Lehman Brothers General Municipal Bond Index.
•   Municipal bonds rallied for the period as benchmark AAA government obligation short-term yields declined 1.33% and intermediate yields declined by 1.19%.
•   Municipal yields slid to a 34-year low as equity markets reacted to broader economic factors such as a slow economic recovery and increased geopolitical risk.
•   Hedging strategies hindered performance due to the combination of declining municipal yields and outperforming Treasuries.
•   Insured credits helped performance as the “flight-to-quality” syndrome persisted.
•   The Portfolio’s duration was 12.92 years as of September 30, 2002 in contrast to 12.98 years for the benchmark.
•   As the Portfolio’s duration was positioned in expectation of a reflationary economy, its shorter-than-benchmark duration for most of the six-month period was negative for performance as yields fell.

* % of Total Investments as of September 30, 2002 CUMULATIVE RETURNS THROUGH SEPTEMBER 30, 2002 $5,000,000 invested at inception

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 9/01/2000, the first full month following the Portfolio’s inception date on 8/21/2000, compared to the Salomon 3-Month Treasury Bill Index and the Lehman Brothers General Municipal Bond Index, each an unmanaged market index. It is not possible to invest directly in the indexes.

9.30.02 I Semi-Annual Report	11

Financial Highlights
	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments
Selected Per Share Data for the Year or Period Ended:
Short-Term Portfolio
09/30/2002 +	$9.72	$0.14	(a)	$0.04	(a)
03/31/2002	10.17	0.55	(a)	(0.01	)(a)
04/20/2000—03/31/2001	10.00	0.65	(a)	0.10	(a)
U.S. Government Sector Portfolio
09/30/2002 +	$9.83	$0.20	(a)	$1.49	(a)
03/31/2002	11.35	0.74	(a)	(0.50	)(a)
03/31/2001	10.62	0.69	(a)	0.96	(a)
01/31/2000—03/31/2000	10.00	0.12	(a)	0.54	(a)
Investment Grade Corporate Portfolio
09/30/2002 +	$10.57	$0.39	(a)	$(0.48	)(a)
03/31/2002	10.58	0.70	(a)	(0.10	)(a)
03/31/2001	10.13	0.78	(a)	0.36	(a)
01/26/2000—03/31/2000	10.00	0.14	(a)	0.07	(a)
High Yield Portfolio
09/30/2002 +	$8.18	$0.37	(a)	$(1.27	)(a)
03/31/2002	9.56	0.77	(a)	(1.18	)(a)
12/08/2000—03/31/2001	9.57	0.30	(a)	(0.10	)(a)
Mortgage Portfolio
09/30/2002 +	$10.71	$0.26	(a)	$0.58	(a)
03/31/2002	10.79	0.62	(a)	0.20	(a)
03/31/2001	10.26	0.82	(a)	0.43	(a)
01/31/2000—03/31/2000	10.00	0.12	(a)	0.20	(a)
Asset-Backed Securities Portfolio
09/30/2002 +	$10.66	$0.27	(a)	$0.65	(a)
03/31/2002	10.56	0.64	(a)	0.31	(a)
10/31/2000—03/31/2001	10.00	0.32	(a)	0.43	(a)
Real Return Portfolio
09/30/2002 +	$10.30	$0.36	(a)	$1.33	(a)
03/31/2002	10.84	0.56	(a)	(0.01	)(a)
04/28/2000—03/31/2001	10.00	0.69	(a)	0.66	(a)
International Portfolio
09/30/2002 +	$6.52	$0.09	(a)	$0.32	(a)
03/31/2002	7.05	0.27	(a)	0.18	(a)
03/31/2001	6.73	0.42	(a)	0.29	(a)
03/31/2000	7.08	0.39	(a)	(0.44	)(a)
03/31/1999	7.18	0.29	(a)	0.11	(a)
03/31/1998	7.79	0.64	(a)	0.19	(a)
Emerging Markets Portfolio
09/30/2002 +	$10.86	$0.41	(a)	$(0.82	)(a)
03/31/2002	9.91	0.85	(a)	0.85	(a)
03/31/2001	9.84	0.49	(a)	0.47	(a)
03/31/2000	9.63	0.80	(a)	0.21	(a)
04/03/1998—03/31/1999	10.00	0.87	(a)	(0.39	)(a)
Municipal Sector Portfolio
09/30/2002 +	$10.58	$0.30	(a)	$0.22	(a)
03/31/2002	10.82	0.62	(a)	(0.09	)(a)
08/21/2000—03/31/2001	10.00	0.26	(a)	0.73	(a)
+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 0.05%.
(c)	Ratio of expenses to average net assets excluding interest expense is 0.12%.
(d)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.07%.
(e)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.10%.

12	Semi-Annual Report I 9.30.02 I See accompanying notes

	Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Selected Per Share Data for the Year or Period Ended:
Short-Term Portfolio
09/30/2002 +	$0.18	$(0.09)	$0.00	$(0.09)	$9.81	1.85%	$1,303,983	0.06	%*(b)	2.95	%*	72%
03/31/2002	0.54	(0.87)	(0.12)	(0.99)	9.72	5.51	114,868	1.05	(b)	5.51		96
04/20/2000—03/31/2001	0.75	(0.57)	(0.01)	(0.58)	10.17	7.62	191,299	1.58	*(b)(g)	6.84	*	154
U.S. Government Sector Portfolio
09/30/2002 +	$1.69	$(0.18)	$0.00	$(0.18)	$11.34	17.29%	$3,549,802	0.05	%*	3.65	%*	273%
03/31/2002	0.24	(0.79)	(0.97)	(1.76)	9.83	2.30	545,294	0.07	(b)	6.67		785
03/31/2001	1.65	(0.54)	(0.38)	(0.92)	11.35	16.03	1,257,236	0.11	(b)	6.24		1200
01/31/2000—03/31/2000	0.66	(0.04)	0.00	(0.04)	10.62	6.61	311,652	0.05	*(f)	6.86	*	283
Investment Grade Corporate Portfolio
09/30/2002 +	$(0.09)	$(0.35)	$0.00	$(0.35)	$10.13	(0.94)%	$4,939,913	0.05	%*	7.39	%*	102%
03/31/2002	0.60	(0.53)	(0.08)	(0.61)	10.57	5.74	4,947,469	0.05		6.49		361
03/31/2001	1.14	(0.68)	(0.01)	(0.69)	10.58	11.59	999,641	0.11	*(b)	7.54		240
01/26/2000—03/31/2000	0.21	(0.08)	0.00	(0.08)	10.13	2.11	316,279	0.05	*(e)	7.65	*	65
High Yield Portfolio
09/30/2002 +	$(0.90)	$(0.39)	$0.00	$(0.39)	$6.89	(11.24)%	$167,430	0.05	%*	9.43	%*	77%
03/31/2002	(0.41)	(0.71)	(0.26)	(0.97)	8.18	(4.16)	397,455	0.06	(b)	8.97		104
12/08/2000—03/31/2001	0.20	(0.21)	0.00	(0.21)	9.56	2.09	212,247	0.05	*(h)	9.79	*	80
Mortgage Portfolio
09/30/2002 +	$0.84	$(0.22)	$0.00	$(0.22)	$11.33	7.90%	$8,838,117	0.09	%*(b)	4.70	%*	311%
03/31/2002	0.82	(0.60)	(0.30)	(0.90)	10.71	7.68	5,314,257	0.22	(b)	5.67		685
03/31/2001	1.25	(0.64)	(0.08)	(0.72)	10.79	12.57	3,477,278	0.87	(b)	7.80		742
01/31/2000—03/31/2000	0.32	(0.06)	0.00	(0.06)	10.26	3.21	985,563	0.05	*(d)	7.13	*	156
Asset-Backed Securities Portfolio
09/30/2002 +	$0.92	$(0.20)	$0.00	$(0.20)	$11.38	8.65%	$273,982	0.17	%*(b)	4.78	%*	97%
03/31/2002	0.95	(0.60)	(0.25)	(0.85)	10.66	9.17	98,848	0.05		5.88		569
10/31/2000—03/31/2001	0.75	(0.19)	0.00	(0.19)	10.56	7.58	53,822	0.05	*(i)	7.38	*	134
Real Return Portfolio
09/30/2002 +	$1.69	$(0.63)	$0.00	$(0.63)	$11.36	16.88%	$249,621	0.07	%*(b)	6.65	%*	275%
03/31/2002	0.55	(0.53)	(0.56)	(1.09)	10.30	5.20	94,457	0.06	(b)	5.14		502
04/28/2000—03/31/2001	1.35	(0.48)	(0.03)	(0.51)	10.84	13.83	208,832	0.09	*(j)	7.21	*	260
International Portfolio
09/30/2002 +	$0.41	$(0.15)	$0.00	$(0.15)	$6.78	6.32%	$2,788,216	0.12	%*	2.74	%*	90%
03/31/2002	0.45	(0.82)	(0.16)	(0.98)	6.52	6.52	1,808,687	0.13	(c)	3.92		298
03/31/2001	0.71	(0.32)	(0.07)	(0.39)	7.05	10.89	3,588,537	0.13	(c)	6.05		464
03/31/2000	(0.05)	(0.30)	0.00	(0.30)	6.73	(0.67)	1,142,215	0.50		5.61		369
03/31/1999	0.40	(0.30)	(0.20)	(0.50)	7.08	5.71	720,025	0.50		4.04		406
03/31/1998	0.83	(0.25)	(1.19)	(1.44)	7.18	11.49	730,622	0.51	(k)	8.17		255
Emerging Markets Portfolio
09/30/2002 +	$(0.41)	$(0.36)	$0.00	$(0.36)	$10.09	(3.79)%	$961,298	0.14	%*(c)	7.73	%*	129%
03/31/2002	1.70	(0.75)	0.00	(0.75)	10.86	17.74	1,005,646	0.13	(c)	8.09		265
03/31/2001	0.96	(0.84)	(0.05)	(0.89)	9.91	10.31	287,880	0.16	(c)	9.15		224
03/31/2000	1.01	(0.80)	0.00	(0.80)	9.84	10.94	354,371	0.85		8.20		159
04/03/1998—03/31/1999	0.48	(0.85)	0.00	(0.85)	9.63	5.49	145,530	0.85	*	9.43	*	199
Municipal Sector Portfolio
09/30/2002 +	$0.52	$(0.39)	$0.00	$(0.39)	$10.71	4.92%	$106,287	0.05	%*	5.60	%*	303%
03/31/2002	0.53	(0.48)	(0.29)	(0.77)	10.58	5.03	145,514	0.05		5.70		1361
08/21/2000—03/31/2001	0.99	(0.17)	0.00	(0.17)	10.82	9.95	69,211	0.05	*(i)	4.00	*	189
(f)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.09%.
(g)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 1.59%.
(h)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.06%.
(i)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.08%.
(j)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.11%.
(k)	Ratio of expenses to average net assets excluding interest expense is 0.50%.

See accompanying notes I 9.30.02 I Semi-Annual Report	13

Statements of Assets and Liabilities

September 30, 2002 (Unaudited)

Amounts in thousands, except per share amounts	Short-Term Portfolio	U.S. Government Sector Portfolio	Investment Grade Corporate Portfolio
Assets:
Investments, at value	$1,412,574	$3,677,611	$6,213,572
Cash	56	6,297	0
Foreign currency, at value	0	0	0
Receivable for investments sold and forward foreign currency contracts	16,809	65,829	30,382
Receivable for Portfolio shares sold	0	35,550	400
Variation margin receivable	89	17,459	5
Interest and dividends receivable	5,993	23,952	101,365
Other assets	0	0	0

	1,435,521	3,826,698	6,345,724

Liabilities:
Payable for investments purchased and forward foreign currency contracts	$36,277	$26,156	$29,995
Payable for financing transactions	0	0	1,126,784
Payable for reverse repurchase agreement	0	0	0
Payable for short sale	12,903	66,694	37,635
Due to Custodian	0	0	14,007
Written options outstanding	8,835	79,928	0
Payable for Portfolio shares redeemed	66,450	33,100	69,100
Accrued investment advisory fee	19	48	80
Accrued administration fee	28	72	119
Variation margin payable	0	326	0
Recoupment payable to Manager	3	9	24
Net payable for swap agreements	3,616	50,265	69,250
Other liabilities	3,407	20,298	58,817

	131,538	276,896	1,405,811

Net Assets	$1,303,983	$3,549,802	$4,939,913

Net Assets Consist of:
Paid in capital	$1,299,155	$3,376,709	$5,317,209
Undistributed (overdistributed) net investment income	2,552	11,747	40,077
Accumulated undistributed net realized gain (loss)	4,985	92,797	85,262
Net unrealized appreciation (depreciation)	(2,709)	68,549	(502,635)
	$1,303,983	$3,549,802	$4,939,913

Shares Issued and Outstanding:	132,927	312,897	487,884

Net Asset Value and Redemption Price Per Share
(Net Assets Per Share Outstanding)	$9.81	$11.34	$10.13
Cost of Investments Owned	$1,415,125	$3,587,623	$6,646,475

Cost of Foreign Currency Held	$0	$0	$0

14	Semi-Annual Report I 9.30.02 I See accompanying notes

Amounts in thousands, except per share amounts	High Yield Portfolio	Mortgage Portfolio	Asset-Backed Securities Portfolio	Real Return Portfolio	International Portfolio	Emerging Markets Portfolio	Municipal Sector Portfolio
Assets:
Investments, at value	$162,882	$14,036,554	$316,062	$415,909	$9,691,439	$1,271,083	$97,989
Cash	147	0	4,614	1	1,017	4,981	3
Foreign currency, at value	3	0	0	33	262,612	115	0
Receivable for investments sold and forward foreign currency contracts	7,754	1,944,461	11,710	5,061	7,124,812	78,604	22,549
Receivable for Portfolio shares sold	0	1,700	1,000	0	0	0	500
Variation margin receivable	0	177	45	0	31,565	0	0
Interest and dividends receivable	4,127	49,333	4,519	1,814	379,839	18,799	1,740
Other assets	0	0	5,402	0	0	0	0

	174,913	16,032,225	343,352	422,818	17,491,284	1,373,582	122,781

Liabilities:
Payable for investments purchased and forward foreign currency contracts	$2,220	$6,697,049	$54,433	$48	$15,734	$79,590	$14,865
Payable for financing transactions	0	0	0	164,828	13,549,918	236,173	0
Payable for reverse repurchase agreement	0	0	12,798	0	0	0	0
Payable for short sale	3,757	256,330	0	5,383	724,122	68,090	0
Due to Custodian	0	54,865	0	0	0	0	0
Written options outstanding	702	0	985	0	8,766	0	0
Payable for Portfolio shares redeemed	0	125,000	1,100	2,750	17,650	6,400	1,450
Accrued investment advisory fee	3	131	5	4	43	15	2
Accrued administration fee	4	197	7	6	214	76	2
Variation margin payable	0	0	0	0	0	0	174
Recoupment payable to Manager	2	0	1	2	0	0	1
Net payable for swap agreements	646	38,701	0	0	276,369	21,187	0
Other liabilities	149	21,835	41	176	110,252	753	0

	7,483	7,194,108	69,370	173,197	14,703,068	412,284	16,494

Net Assets	$167,430	$8,838,117	$273,982	$249,621	$2,788,216	$961,298	$106,287

Net Assets Consist of:
Paid in capital	$229,385	$8,380,954	$261,442	$229,146	$2,687,613	$1,006,447	$99,983
Undistributed (overdistributed) net investment income	10,264	48,880	1,179	1,098	82,391	17,905	2,567
Accumulated undistributed net realized gain (loss)	(41,861)	263,107	2,133	6,442	(426,617)	(4,510)	(850)
Net unrealized appreciation (depreciation)	(30,358)	145,176	9,228	12,935	444,829	(58,544)	4,587
	$167,430	$8,838,117	$273,982	$249,621	$2,788,216	$961,298	$106,287

Shares Issued and Outstanding:	24,301	780,017	24,085	21,983	411,049	95,280	9,924

Net Asset Value and Redemption Price Per Share
(Net Assets Per Share Outstanding)	$6.89	$11.33	$11.38	$11.36	$6.78	$10.09	$10.71
Cost of Investments Owned	$192,337	$13,662,630	$312,046	$402,606	$8,984,297	$1,311,091	$93,401

Cost of Foreign Currency Held	$3	$0	$0	$32	$259,854	$114	$0

See accompanying notes I 9.30.02 I Semi-Annual Report	15

Statements of Operations
For the period ended September 30, 2002 (Unaudited)

Amounts in thousands

	Short-Term Portfolio	U.S. Government Sector Portfolio	Investment Grade Corporate Portfolio
Investment Income:
Interest, net of foreign taxes	$14,461	$27,534	$200,721
Dividends, net of foreign taxes	0	0	9
Miscellaneous income	0	0	13

Total Income	14,461	27,534	200,743

Expenses:
Investment advisory fees	96	146	539
Administration fees	144	219	809
Trustees’ fees	0	2	2
Interest expense	35	20	0
Miscellaneous expense	2	4	13

Total Expenses	277	391	1,363

Net Investment Income	14,184	27,143	199,380

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	(1,600)	(3,321)	17,015
Net realized gain (loss) on futures contracts, written options and swaps	6,562	120,291	75,293
Net realized gain (loss) on foreign currency transactions	0	0	0
Net change in unrealized appreciation (depreciation) on investments	(3,273)	111,363	(325,884)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	806	(20,199)	(57,600)
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0
Net Gain (Loss)	2,495	208,134	(291,176)

Net Increase (Decrease) in Assets Resulting from Operations	$16,679	$235,277	$(91,796)

16	Semi-Annual Report I 09.30.02 I See accompanying notes

	High Yield Portfolio	Mortgage Portfolio	Asset-Backed Securities Portfolio	Real Return Portfolio	International Portfolio	Emerging Markets Portfolio	Municipal Sector Portfolio
Investment Income:
Interest, net of foreign taxes	$12,836	$164,066	$4,647	$5,109	$33,657	$39,324	$5,195
Dividends, net of foreign taxes	149	0	0	0	0	0	0
Miscellaneous income	2	0	1	0	0	0	17

Total Income	12,987	164,066	4,648	5,109	33,657	39,324	5,212

Expenses:
Investment advisory fees	27	683	19	15	233	99	19
Administration fees	41	1,024	28	23	1,163	495	28
Trustees’ fees	0	9	0	1	5	0	0
Interest expense	0	1,185	110	15	16	81	0
Miscellaneous expense	3	0	0	0	0	0	0

Total Expenses	71	2,901	157	54	1,417	675	47

Net Investment Income	12,916	161,165	4,491	5,055	32,240	38,649	5,165

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	(30,552)	234,341	403	7,463	(28,376)	(5,716)	5,946
Net realized gain (loss) on futures contracts, written options and swaps	0	13,754	2,048	26	(112,387)	1,114	(6,812)
Net realized gain (loss) on foreign currency transactions	(114)	0	0	(831)	(298,278)	2,057	0
Net change in unrealized appreciation (depreciation) on investments	(11,855)	133,966	3,061	12,068	781,729	(56,157)	6,983
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	(1,025)	(38,351)	5,260	22	(128,431)	(21,758)	(2,131)
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	35	0	0	(81)	(100,060)	33	0
Net Gain (Loss)	(43,511)	343,710	10,772	18,667	114,197	(80,427)	3,986

Net Increase (Decrease) in Assets Resulting from Operations	$(30,595)	$504,875	$15,263	$23,722	$146,437	$(41,778)	$9,151

See accompanying notes I 09.30.02 I Semi-Annual Report	17

Statements of Changes in Net Assets
September 30, 2002

Amounts in thousands

Increase (Decrease) in Net Assets from:

	Short-Term Portfolio		U.S. Government Sector Portfolio		Investment Grade Corporate Portfolio		High Yield Portfolio
	Six Months Ended September 30, 2002 (Unaudited)	Year Ended March 31, 2002	Six Months Ended September 30, 2002 (Unaudited)	Year Ended March 31, 2002	Six Months Ended September 30, 2002 (Unaudited)	Year Ended March 31, 2002	Six Months Ended September 30, 2002 (Unaudited)	Year Ended March 31, 2002
Operations:
Net investment income	$14,184	$7,670	$27,143	$73,817	$199,380	$144,791	$12,916	$21,163
Net realized gain (loss)	4,962	803	116,970	21,142	92,308	14,486	(30,666)	(11,048)
Net change in unrealized appreciation (depreciation)	(2,467)	(721)	91,164	(39,789)	(383,484)	(133,385)	(12,845)	(13,841)
Net increase (decrease) resulting from operations	16,679	7,752	235,277	55,170	(91,796)	25,892	(30,595)	(3,726)
Distributions to Shareholders:
From net investment income	(12,341)	(9,243)	(25,234)	(74,540)	(179,821)	(127,860)	(11,885)	(19,870)
From net realized capital gains	0	(1,334)	0	(78,375)	0	(24,685)	0	(8,594)

Total Distributions	(12,341)	(10,577)	(25,234)	(152,915)	(179,821)	(152,545)	(11,885)	(28,464)

Portfolio Share Transactions:
Receipts for shares sold	2,431,667	80,369	3,437,599	1,743,762	1,789,074	4,705,492	94,967	310,630
Issued as reinvestment of distributions	11,571	10,558	24,150	145,162	172,894	145,718	11,721	27,926
Cost of shares redeemed	(1,258,461)	(164,533)	(667,284)	(2,503,121)	(1,697,907)	(776,729)	(294,233)	(121,158)
Net increase (decrease) resulting from Portfolio share transactions	1,184,777	(73,606)	2,794,465	(614,197)	264,061	4,074,481	(187,545)	217,398

Total Increase (Decrease) in Net Assets	$1,189,115	$(76,431)	$3,004,508	$(711,942)	$(7,556)	$3,947,828	$(230,025)	$185,208

Net Assets:
Beginning of period	114,868	191,299	545,294	1,257,236	4,947,469	999,641	397,455	212,247
End of period*	$1,303,983	$114,868	$3,549,802	$545,294	$4,939,913	$4,947,469	$167,430	$397,455

* Including net undistributed investment income of:	$2,552	$709	$11,747	$9,838	$40,077	$20,518	$10,264	$9,233

18	Semi-Annual Report I 9.30.02 I See accompanying notes

Amounts in thousands

Increase (Decrease) in Net Assets from:

	Mortgage Portfolio		Asset-Backed Securities Portfolio		Real Return Portfolio		International Portfolio
	Six Months Ended September 30, 2002 (Unaudited)	Year Ended March 31, 2002	Six Months Ended September 30, 2002 (Unaudited)	Year Ended March 31, 2002	Six Months Ended September 30, 2002 (Unaudited)	Year Ended March 31, 2002	Six Months Ended September 30, 2002 (Unaudited)	Year Ended March 31, 2002
Operations:
Net investment income	$161,165	$301,517	$4,491	$4,572	$5,055	$12,977	$32,240	$106,027
Net realized gain (loss)	248,095	174,223	2,451	1,543	6,658	8,838	(439,041)	220,150
Net change in unrealized appreciation (depreciation)	95,615	(87,295)	8,321	(558)	12,009	(6,688)	553,238	(140,905)
Net increase (decrease) resulting from operations	504,875	388,445	15,263	5,557	23,722	15,127	146,437	185,272
Distributions to Shareholders:
From net investment income	(149,817)	(302,189)	(3,982)	(4,391)	(4,665)	(14,080)	(53,426)	(201,945)
From net realized capital gains	0	(153,012)	0	(2,169)	0	(9,988)	0	(32,590)

Total Distributions	(149,817)	(455,201)	(3,982)	(6,560)	(4,665)	(24,068)	(53,426)	(234,535)

Portfolio Share Transactions:
Receipts for shares sold	6,305,240	6,256,550	228,226	56,039	383,898	311,326	1,317,498	2,368,807
Issued as reinvestment of distributions	145,093	433,828	3,906	6,560	4,584	21,980	51,644	220,149
Cost of shares redeemed	(3,281,531)	(4,786,643)	(68,279)	(16,570)	(252,375)	(438,740)	(482,624)	(4,319,543)
Net increase (decrease) resulting from Portfolio share transactions	3,168,802	1,903,735	163,853	46,029	136,107	(105,434)	886,518	(1,730,587)

Total Increase (Decrease) in Net Assets	$3,523,860	$1,836,979	$175,134	$45,026	$155,164	$(114,375)	$979,529	$(1,779,850)

Net Assets:
Beginning of period	5,314,257	3,477,278	98,848	53,822	94,457	208,832	1,808,687	3,588,537
End of period*	$8,838,117	$5,314,257	$273,982	$98,848	$249,621	$94,457	$2,788,216	$1,808,687

* Including net undistributed investment income of:	$48,880	$37,532	$1,179	$670	$1,098	$708	$82,391	$103,577

See accompanying notes I 9.30.02 I Semi-Annual Report	19

Statements of Changes in Net Assets (Cont.)
September 30, 2002

Amounts in thousands	Emerging Markets Portfolio		Municipal Sector Portfolio
Increase (Decrease) in Net Assets from:	Six Months Ended September 30, 2002 (Unaudited)	Year Ended March 31, 2002	Six Months Ended September 30, 2002 (Unaudited)	Year Ended March 31, 2002

Operations:

Net investment income	$38,649	$36,633	$5,165	$5,873
Net realized gain (loss)	(2,545)	14,506	(866)	1,224
Net change in unrealized appreciation (depreciation)	(77,882)	13,147	4,852	(2,609)

Net increase (decrease) resulting from operations	(41,778)	64,286	9,151	4,488

Distributions to Shareholders:

From net investment income	(34,638)	(34,275)	(4,826)	(4,858)
From net realized capital gains	0	0	0	(2,925)

Total Distributions	(34,638)	(34,275)	(4,826)	(7,783)

Portfolio Share Transactions:

Receipts for shares sold	170,330	849,065	269,073	127,962
Issued as reinvestment of distributions	33,344	31,778	4,622	7,102
Cost of shares redeemed	(171,606)	(193,088)	(317,247)	(55,466)
Net increase (decrease) resulting from Portfolio share transactions	32,068	687,755	(43,552)	79,598

Total Increase (Decrease) in Net Assets	$(44,348)	$717,766	$(39,227)	$76,303

Net Assets:
Beginning of period	1,005,646	287,880	145,514	69,211
End of period *	$961,298	$1,005,646	$106,287	$145,514

*Including net undistributed investment income of:	$17,905	$13,894	$2,567	$2,228

20	Semi-Annual Report I 9.30.02 I See accompanying notes

Statements of Cash Flows
For the period ended September 30, 2002 (Unaudited)

Amounts in thousands	Real Return Portfolio	International Portfolio	Emerging Markets Portfolio
Increase (Decrease) in Cash and Foreign Currency from:

Financing Activities:

Sales of Portfolio shares	$424,819	$1,317,498	$174,330
Redemptions of Portfolio shares	(249,615)	(464,974)	(165,206)
Cash Distributions paid	(81)	(1,782)	(1,294)
Proceeds from financing transactions	104,566	3,908,220	339,381
Net increase from financing activities	279,689	4,758,962	347,211

Operating Activities:

Purchases of long-term securities and foreign currency	(676,341)	(10,848,954)	(1,345,415)
Proceeds from sales of long-term securities and foreign currency	533,782	7,026,571	1,114,187
Purchases of short-term securities (net)	(139,863)	(1,142,388)	(120,858)
Net investment income	5,055	32,240	38,649
Changes in other receivables/payables (net)	(3,044)	314,520	(35,210)

Net (decrease) from operating activities	(280,411)	(4,618,011)	(348,647)

Net Increase (Decrease) in Cash and Foreign Currency	(722)	140,951	(1,436)

Cash and Foreign Currency

Beginning of period	756	122,678	6,532
End of period	$34	$263,629	$5,096

See accompanying notes I 9.30.02 I Semi-Annual Report	21

Schedule of Investments
Short-Term Portfolio
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)
CORPORATE BONDS & NOTES 31.6%
Banking & Finance 12.1%
Bear Stearns Cos., Inc.
5.125% due 02/22/2004 (a)	$1,200	$1,182
2.410% due 07/15/2005 (a)	8,615	8,623
CIT Group, Inc.
6.150% due 12/15/2002	3,000	3,021
5.625% due 10/15/2003	3,195	3,255
5.500% due 02/15/2004	5,300	5,373
5.625% due 05/17/2004	2,900	2,971
6.500% due 02/07/2006	1,000	1,053
Deutsche Telekom International Finance BV
7.750% due 06/15/2005	20,100	21,572
EOP Operating LP
6.375% due 02/15/2003	3,100	3,142
Ford Motor Credit Co.
2.236% due 01/26/2004 (a)	6,750	6,488
2.690% due 03/08/2004 (a)	1,700	1,626
2.070% due 04/26/2004 (a)	16,700	15,771
2.006% due 06/02/2004 (a)	5,000	4,701
7.570% due 05/16/2005	1,000	1,000
General Electric Capital Corp.
6.750% due 09/11/2003	2,000	2,089
General Motors Acceptance Corp.
5.950% due 03/14/2003	10,000	10,121
2.142% due 08/04/2003 (a)	1,800	1,776
3.750% due 10/15/2003 (a)	3,100	3,128
2.580% due 01/20/2004 (a)	1,000	982
2.125% due 04/05/2004 (a)	1,000	969
2.612% due 05/04/2004 (a)	1,700	1,658
2.620% due 05/17/2004 (a)	8,200	7,995
Household Finance Corp.
6.125% due 02/27/2003	2,300	2,328
2.120% due 08/07/2003 (a)	2,100	2,078
3.140% due 03/11/2004 (a)	1,000	986
5.750% due 01/30/2007	1,000	974
MBNA America Bank NA
2.436% due 05/12/2004 (a)	1,100	1,080
National Rural Utilities Cooperative Finance Corp.
7.375% due 02/10/2003	12,885	13,092
2.940% due 04/26/2004 (a)	16,700	16,750
5.500% due 01/15/2005	1,267	1,333
Popular North America, Inc.
3.510% due 10/15/2003 (a)	3,350	3,383
SLM Corp.
2.270% due 10/25/2004 (a)	7,500	7,515

		158,015

Industrials 14.7%
Barrett Resources Corp.
7.550% due 02/01/2007	1,000	940
Clear Channel Communications, Inc.
7.250% due 09/15/2003	7,000	7,121
ConAgra Foods, Inc.
7.400% due 09/15/2004	3,600	3,921
Cox Communications, Inc.
6.500% due 11/15/2002	880	880
6.150% due 08/01/2003 (a)	2,090	2,048
DaimlerChrysler North America Holding Corp.
2.322% due 08/01/2003 (a)	9,200	9,174
2.000% due 08/21/2003 (a)	6,500	6,474
2.220% due 08/16/2004 (a)	3,400	3,353
General Mills, Inc.
5.820% due 02/05/2003	5,000	5,059
Ingersoll-Rand Co.
5.750% due 02/14/2003	16,000	16,200
International Paper Co.
8.000% due 07/08/2003	14,280	14,845
Kerr-McGee Corp.
2.797% due 06/28/2004 (a)	8,000	7,996
Kinder Morgan, Inc.
6.450% due 03/01/2003	14,900	15,086
Kroger Co.
7.150% due 03/01/2003	9,320	9,490
Martin Marietta Corp.
6.500% due 04/15/2003	10,350	10,550
Nabisco, Inc.
6.125% due 02/01/2033	3,300	3,336
Norfolk Southern Corp.
2.510% due 02/28/2005 (a)	8,700	8,704
R.J. Reynolds Tobacco Holdings, Inc.
7.375% due 05/15/2003	11,200	11,442
Raytheon Co.
7.900% due 03/01/2003	9,687	9,848
Safeway, Inc.
6.050% due 11/15/2003	1,700	1,763
TCI Communications, Inc.
8.250% due 01/15/2003	8,650	8,613
Time Warner Entertainment Co. L.P.
7.975% due 08/15/2004	14,925	14,817
Transocean, Inc.
9.125% due 12/15/2003	1,250	1,331
Waste Management, Inc.
6.500% due 12/15/2002	3,505	3,516
Weyerhaeuser Co.
9.050% due 02/01/2003	4,000	4,069
2.951% due 09/15/2003 (a)	4,700	4,705
Willamette Industries, Inc.
9.125% due 02/15/2003	1,000	1,019
Williams Cos., Inc.
6.500% due 11/15/2002	5,000	4,675

		190,975

Utilities 4.8%
ALLETE, Inc.
2.710% due 10/20/2003 (a)	2,000	1,995
AT&T Corp.
6.500% due 11/15/2006	1,000	986
British Telecom PLC
3.121% due 12/15/2003 (a)	16,050	16,021
7.875% due 12/15/2005	1,000	1,117
Cleveland Electric Illuminating Co.
7.375% due 06/01/2003	6,334	6,444
Entergy Mississippi, Inc.
7.750% due 02/15/2003	600	610
France Telecom SA
2.457% due 03/14/2003 (a)	12,720	12,558
Kinder Morgan, Inc.
2.810% due 10/10/2002 (a)	1,100	1,100
Pacific Gas & Electric Co.
7.575% due 10/31/2049 (a) (b)	1,500	1,410
Public Service Co. of Colorado
6.000% due 04/15/2003	1,000	995
Sprint Capital Corp.
5.700% due 11/15/2003	4,700	4,281
Transocean, Inc.
6.500% due 04/15/2003	500	509
TXU Electric Co.
6.750% due 03/01/2003	3,000	3,052
2.462% due 06/15/2003 (a)	1,500	1,491
Verizon Wireless, Inc.
2.220% due 12/17/2003 (a)	10,800	10,356
WorldCom, Inc.—WorldCom Group
7.375% due 01/15/2003 (b)	1,600	200

		63,125

Total Corporate Bonds & Notes (Cost $414,680)		412,115

U.S. GOVERNMENT AGENCIES 5.1%
Fannie Mae
5.050% due 04/08/2004	8,000	8,005
5.000% due 02/14/2005	3,000	3,039
4.000% due 03/11/2005	3,000	3,026
5.800% due 02/21/2006	2,000	2,029
5.650% due 06/19/2006	500	513
6.620% due 11/13/2007	1,000	1,005
6.320% due 03/03/2008	1,000	1,016
7.220% due 10/29/2009	2,000	2,007
Federal Home Loan Bank
4.150% due 12/28/2004	1,000	1,011
5.375% due 01/27/2005	2,000	2,025

22	Semi-Annual Report I 9.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

7.430% due 02/24/2005	$1,000	$1,023
7.500% due 03/07/2005	200	205
7.500% due 03/14/2005	1,000	1,027
5.430% due 03/28/2005	2,500	2,547
4.500% due 04/04/2005	125	127
5.290% due 04/25/2005	1,000	1,020
5.270% due 05/09/2005	605	618
5.950% due 02/06/2006	3,000	3,040
6.000% due 02/07/2006	2,000	2,027
6.000% due 02/14/2006	2,500	2,536
5.850% due 03/07/2006	1,000	1,016
5.780% due 03/14/2006	1,000	1,017
5.540% due 03/21/2006	3,000	3,049
6.000% due 07/27/2006	550	557
5.705% due 09/27/2006	250	255
5.750% due 01/03/2007	250	257
5.100% due 01/29/2007	1,000	1,011
6.000% due 02/05/2007	1,000	1,014
8.130% due 05/22/2007	100	104
7.300% due 09/26/2007	250	263
7.270% due 10/04/2007	1,000	1,000
6.413% due 05/27/2008	250	257
Freddie Mac
3.750% due 06/04/2004	3,000	3,039
4.210% due 09/28/2004	1,000	1,011
6.860% due 06/16/2005	2,000	2,019
4.125% due 06/27/2005	2,000	2,030
6.050% due 02/07/2006	2,000	2,027
5.625% due 03/20/2006	1,000	1,016
4.900% due 05/30/2006	8,000	8,152

Total U.S. Government Agencies (Cost $66,952)		66,940

MORTGAGE-BACKED SECURITIES 24.3%
Collateralized Mortgage Obligations 22.5%
Bank of America Mortgage Securities
5.512% due 05/25/2032	7,177	7,365
Bank of America Mortgage Securities, Inc.
5.819% due 10/20/2032 (a)	22,500	22,876
Bear Stearns Adjustable Rate Mortgage Trust
6.269% due 01/25/2032 (a)	735	744
5.439% due 10/25/2032 (a)	3,800	3,852
Chase Mortgage Finance Corp.
6.550% due 08/25/2028	298	298
6.750% due 08/25/2029	2,653	2,679
7.250% due 02/25/2031	393	395
Countrywide Home Loans, Inc.
6.500% due 08/25/2032 (a)	4,465	4,579
CS First Boston Mortgage Securities Corp.
2.200% due 05/25/2032 (a)	19,714	19,729
2.360% due 08/25/2033 (a)	7,700	7,700
Fannie Mae
5.750% due 12/25/2008	14,178	14,864
5.000% due 09/25/2018	3,952	4,069
2.180% due 06/25/2032 (a)	498	499
First Republic Mortgage Loan Trust
2.120% due 08/15/2032 (a)	8,867	8,867
Freddie Mac
7.250% due 06/15/2007	361	361
5.750% due 03/15/2009	354	358
6.000% due 12/15/2009	3,500	3,555
6.000% due 09/15/2011	4,500	4,648
4.500% due 11/15/2018	4,842	4,952
2.288% due 10/15/2024 (a)	3,500	3,527
2.288% due 11/15/2024 (a)	17,552	17,689
2.273% due 02/15/2025 (a)	3,360	3,384
Government National Mortgage Association
5.500% due 09/20/2025	25,000	26,226
GSR Mortgage Loan Trust
5.575% due 10/25/2031 (a)	3,159	3,233
GSRPM Mortgage Loan Trust
2.240% due 11/25/2031 (a)	23,443	23,443
IMPAC Secured Assets CMN Owner Trust
6.500% due 04/25/2033	2,009	2,015
Residential Funding Mortgage Securities I, Inc.
6.250% due 02/25/2032	8,280	8,342
Salomon Brothers Mortgage Securities VII, Inc.
2.133% due 06/25/2032 (a)	4,575	4,565
Sequoia Mortgage Trust
2.200% due 10/20/2027 (a)	4,900	4,900
Structured Asset Mortgage Investments, Inc.
2.154% due 09/19/2032 (a)	9,990	9,990
Structured Asset Securities Corp.
2.290% due 06/25/2017 (a)	941	942
2.157% due 10/25/2027 (a)	4,321	4,318
2.100% due 02/25/2032 (a)	26,617	26,515
3.592% due 05/25/2032 (a)	2,987	3,021
Washington Mutual Mortgage Securities Corp.
5.385% due 02/25/2031 (a)	4,200	4,301
6.309% due 07/25/2032	23,136	23,743
5.243% due 10/25/2032 (a)	8,795	8,994
Washington Mutual, Inc.
6.500% due 10/19/2029	2,289	2,360

		293,898

Government National Mortgage Association 1.8%
5.000% due 09/20/2029 (a)	3,994	4,059
5.500% due 10/20/2029 (a)	18,409	18,863

		22,922

Total Mortgage-Backed Securities (Cost $315,709)		316,820

ASSET-BACKED SECURITIES 12.8%
AFC Home Equity Loan Trust
2.120% due 12/22/2027 (a)	480	479
Arcadia Automobile Receivables Trust
6.000% due 11/17/2003	9	9
5.670% due 08/15/2006	326	331
Bayview Financial Acquisition Trust
2.203% due 11/25/2030 (a)	3,000	3,008
Bear Stearns Asset-Backed Securities, Inc.
2.170% due 10/25/2032 (a)	7,547	7,541
Capital Asset Research Funding LP
6.400% due 12/15/2004	2,647	2,700
CDC Mortgage Capital Trust
2.100% due 08/25/2032 (a)	2,754	2,740
CIT Group Home Equity Loan Trust
2.083% due 06/25/2033 (a)	2,344	2,340
ContiMortgage Home Equity Loan Trust
2.140% due 03/15/2024 (a)	964	963
2.048% due 08/15/2028 (a)	201	201
Countrywide Asset-Backed Certificates
2.098% due 05/25/2032 (a)	9,629	9,587
CS First Boston Mortgage Securities Corp.
2.170% due 03/25/2032 (a)	5,198	5,177
First Franklin Mortgage Loan Trust Asset-Backed Certificates
2.160% due 09/25/2032 (a)	18,900	18,915
Home Equity Asset Trust
2.140% due 11/25/2032 (a)	3,023	3,013
Home Equity Asset-Backed Certificates
5.885% due 05/15/2019	11,714	11,814
Household Mortgage Loan Trust
2.138% due 05/20/2032 (a)	4,538	4,536
Irwin Home Equity Loan Trust
2.210% due 02/25/2012 (a)	881	881
2.100% due 06/25/2029 (a)	13,575	13,541
Irwin Whole Loan Home Equity Trust
2.080% due 07/25/2032 (a)	10,810	10,810
Long Beach Mortgage Loan Trust
2.120% due 11/25/2009 (a)	2,384	2,375
2.190% due 03/25/2032 (a)	4,054	4,049
Morgan Stanley ABS Capital, Inc.
2.113% due 08/25/2030 (a)	8,630	8,601
Morgan Stanley Dean Witter Capital I
2.200% due 10/26/2031 (a)	4,016	4,010
2.170% due 07/25/2032 (a)	6,028	6,011
Option One Mortgage Loan Trust
2.170% due 04/25/2030 (a)	515	514

See accompanying notes I 9.30.02 I Semi-Annual Report	23

Schedule of Investments (Cont.)
Short-Term Portfolio
September 30, 2002 (Unaudited)
	Principal Amount (000s)	Value (000s)

Renaissance Home Equity Loan Trust
2.160% due 08/25/2032 (a)	$3,541	$3,547
Residential Asset Securities Corp.
1.960% due 05/25/2017 (a)	23,374	23,345
Residential Funding Mortgage Securities II, Inc.
2.040% due 08/25/2014 (a)	15,510	15,520
SLM Student Loan Trust
2.179% due 10/25/2005 (a)	357	358

Total Asset-Backed Securities (Cost $167,045)		166,916

PURCHASED PUT OPTIONS 0.0%
Eurodollar December Futures (CME)
Strike @ 97.000 Exp. 12/16/2002	2,150,000	13
Strike @ 95.500 Exp. 12/16/2002	700,000	4
Strike @ 94.250 Exp. 12/16/2002	1,380,000	9
Strike @ 92.500 Exp. 12/16/2002	458,000	6
Eurodollar March Futures (CME)
Strike @ 95.750 Exp. 03/17/2003	1,600,000	20

Total Purchased Put Options (Cost $91)		52

CONVERTIBLE BONDS & NOTES 0.2%
Industrials 0.2%
Nabors Industries Ltd.
0.000% due 06/20/2020	3,000	1,954

Total Convertible Bonds & Notes (Cost $1,928)		1,954

SHORT-TERM INSTRUMENTS 34.3%
Commercial Paper 32.5%
AT&T Corp.
3.720% due 04/18/2003	16,000	15,057
BP Amoco Capital PLC
1.970% due 10/01/2002	69,000	69,000
Danske Corp.
1.940% due 12/19/2002	69,000	69,000
Fannie Mae
1.860% due 10/01/2002	5,000	5,000
Federal Home Loan Bank
1.658% due 10/23/2002	15,000	14,985
GlaxoSmithKline PLC
1.760% due 10/18/2002	4,500	4,491
Rabobank Nederland NV
1.920% due 10/01/2002	64,000	64,000
Shell Finance (UK) PLC
1.700% due 11/19/2002	30,000	29,931
1.700% due 11/26/2002	14,000	13,963
TotalFinaElf SA
1.740% due 10/31/2002	69,000	69,000
UBS Finance, Inc.
1.750% due 12/18/2002	69,000	69,000

		423,427

Repurchase Agreement 0.2%
State Street Bank
1.550% due 10/01/2002 (Dated 09/30/2002. Collateralized by Federal Home Loan Bank 3.550%due 11/26/2004 valued at $3,266. Repurchase proceeds are $3,200.)	3,200	3,200

U.S. Treasury Bills 1.6%
1.609% due 11/14/2002-11/29/2002 (c)(d)	21,205	21,150

Total Short-Term Instruments (Cost $448,720)		447,777

Total Investments 108.3% (Cost $1,415,125)		$1,412,574
Written Options (e) (0.7%) (Premiums $11,592)		$(8,835)
Other Assets and Liabilities (Net) (7.6%)		(99,756)

Net Assets 100.0%		$1,303,983

Notes to Schedule of Investments (amounts in thousands):

(a)	Variable rate security. The rate listed is as of September 30, 2002.

(b)	Security is in default.

(c)	Securities are grouped by coupon or range of coupons and represent a range of maturities.

(d)	Securities with an aggregate market value of $13,921 have been segregated with the custodian to cover margin requirements for the following open futures contracts at September 30, 2002:

Type	# of Contracts	Unrealized Appreciation

U.S. Treasury 10 Year Note (12/2002)	98	$366
Eurodollar June Futures (06/2003)	109	689

		$1,055

(e)	Premiums received on written options:

Type	# of Contracts	Premium	Value

Put—OTC 3 Month LIBOR Interest Rate Swaps Strike @ 7.000 Exp. 01/07/2005	21,430,000	$473	$365
Call—OTC 3 Month LIBOR Interest Rate Swaps Strike @ 5.000 Exp. 01/07/2005	21,430,000	420	1,095
Put—CME Eurodollar March Futures Strike @ 96.750 Exp. 03/17/2003	965	955	18
Call—CME Eurodollar June Futures Strike @ 98.750 Exp. 06/16/2003	2,260	726	1,158
Put—CME Eurodollar December Futures Strike @ 96.000 Exp. 12/16/2002	890	446	11
Put—CME Eurodollar December Futures Strike @ 96.500 Exp. 12/16/2002	965	170	6
Put—CME Eurodollar December Futures Strike @ 97.000 Exp. 12/16/2002	6,340	8,402	6,182

		$11,592	$8,835

(f)	Short sales open at September 30, 2002 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

U.S. Treasury Notes	5.500	05/15/2009	$11,300	$12,903	$12,548

24	Semi-Annual Report I 9.30.02 I See accompanying notes

(g)	Swap agreements outstanding at September 30, 2002:

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)

Receive floating rate based on 3-month LIBOR plus 0.470% and pay a fixed rate equal to 7.750%.
Broker: Morgan Stanley Exp. 06/15/2005	$5,000	$(616)
Receive floating rate based on 3-month LIBOR plus 1.000%
and pay to the counterparty the notional amount of $3,000
in exchange for shares of Nabors Industries, Inc. due
06/20/2020 when the convertible debentures mature.

Broker: Morgan Stanley Exp. 06/20/2003	$1,825	$(67)
Receive a fixed rate equal to 0.460% and the Fund will pay to the counterparty at par in the event of default of Vodafone Group PLC 7.750% due 02/15/2010.
Broker: Lehman Brothers, Inc. Exp. 09/10/2003	1,500	(13)
Receive a fixed rate equal to 1.100% and the Fund will pay to the counterparty at par in the event of default of the Republic of South Africa 9.125% due 05/19/2009.
Broker: J.P. Morgan Chase & Co. Exp. 07/28/2003	600	0
Receive a fixed rate equal to 0.410% and the Fund will pay to the counterparty at par in the event of default of General Electric Capital Corp. 5.875% due 02/15/2012.
Broker: Goldman Sachs Exp. 06/07/2004	10,000	6
Receive a fixed rate equal to 0.400% and the Fund will pay to the counterparty at par in the event of default of General Electric Capital Corp. 5.875% due 02/15/2012.
Broker: Goldman Sachs Exp. 06/07/2004	4,300	(18)
Receive a fixed rate equal to 0.360% and the Fund will pay to the counterparty at par in the event of default of General Electric Capital Corp. 5.875% due 02/15/2012.
Broker: ABN AMRO Bank N.V. Exp. 07/11/2003	4,300	0
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Broker: Goldman Sachs Exp. 12/18/2004	84,700	(2,908)

		$(3,616)

See accompanying notes I 9.30.02 I	25

Schedule of Investments
U.S. Government Sector Portfolio
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)
CORPORATE BONDS & NOTES 2.6%
Banking & Finance 2.4%
Bear Stearns Cos., Inc.
2.317% due 06/01/2004 (a)	$2,000	$2,004
CIT Group, Inc.
2.310% due 04/07/2003 (a)	300	299
1.880% due 08/14/2003 (a)	600	596
Deutsche Telekom International Finance BV
7.750% due 06/15/2005	10,000	10,733
Donaldson, Lufkin & Jenrette, Inc.
2.375% due 07/18/2003 (a)	3,000	3,008
Ford Motor Credit Co.
1.877% due 02/13/2003 (a)	3,000	2,966
2.394% due 06/23/2003 (a)	2,000	1,965
2.070% due 04/26/2004 (a)	2,000	1,889
2.320% due 07/19/2004 (a)	1,800	1,704
2.295% due 07/18/2005 (a)	6,300	5,687
General Motors Acceptance Corp.
2.250% due 08/04/2003 (a)	3,000	2,961
2.580% due 01/20/2004 (a)	5,800	5,695
2.276% due 04/05/2004 (a)	800	775
Goldman Sachs Group, Inc.
2.550% due 02/11/2004 (a)	2,800	2,811
Household Bank
2.127% due 10/22/2003 (a)	3,000	2,966
Lehman Brothers Holdings, Inc.
2.440% due 04/04/2003 (a)	2,100	2,103
Merrill Lynch & Co., Inc.
2.110% due 03/08/2004 (a)	4,200	4,205
2.201% due 05/21/2004 (a)	2,300	2,300
Morgan Stanley
1.930% due 09/19/2003 (a)	10,350	10,355
National Australia Bank Ltd.
2.382% due 05/19/2010 (a)	2,500	2,512
National Rural Utilities Cooperative Finance Corp.
2.940% due 04/26/2004 (a)	6,600	6,620
Postal Square LP
6.500% due 06/15/2022	4,548	5,193
Protective Life Funding Trust
2.320% due 01/17/2003 (a)	1,500	1,501
Washington Mutual Bank
2.070% due 05/14/2004 (a)	2,850	2,857

		83,705

Industrials 0.2%
Cox Enterprises, Inc.
2.722% due 05/01/2033 (a)	1,400	1,387
DaimlerChrysler North America Holding Corp.
2.220% due 08/16/2004 (a)	7,000	6,903
Kellogg Co.
6.625% due 01/29/2004	680	715

		9,005

Utilities 0.0%
British Telecom PLC
3.181% due 12/15/2003 (a)	1,000	998
France Telecom SA
10.000% due 03/01/2031	200	222

		1,220

Total Corporate Bonds & Notes (Cost $93,391)		93,930

U.S. GOVERNMENT AGENCIES 24.3%
Fannie Mae
3.300% due 12/04/2003	4,075	4,087
3.770% due 10/29/2004	100	100
6.520% due 12/13/2004	9,000	9,094
4.050% due 10/10/2006	1,000	1,000
6.320% due 03/03/2008	30,000	30,490
5.500% due 03/20/2009	18,000	18,252
6.625% due 09/15/2009	400,000	468,447
6.000% due 05/15/2011	100,000	112,637
0.000% due 10/09/2019	95,600	36,925
6.210% due 08/06/2038	36,277	40,941
Federal Farm Credit Bank
5.750% due 01/18/2011	6,200	6,930
7.350% due 05/08/2030	3,000	3,832
Federal Home Loan Bank
3.000% due 06/28/2004	8,000	8,095
4.510% due 07/29/2005	100	101
5.625% due 03/28/2006	500	509
0.000% due 12/21/2018	8,000	2,760
Freddie Mac
3.550% due 03/25/2004	4,945	4,985
3.250% due 07/15/2004	600	607
3.900% due 08/04/2004	10,000	10,070
4.000% due 12/27/2004	20,000	20,094
4.500% due 04/15/2005	25,000	25,313
5.125% due 07/15/2012	33,100	35,185
4.000% due 02/13/2017	6,000	6,226
Resolution Funding Corp.
0.000% due 01/15/2030	10,000	2,341
Small Business Administration
7.449% due 08/01/2010 (a)	2,177	2,489
Tennessee Valley Authority
7.140% due 05/23/2012	9,000	10,977

Total U.S. Government Agencies (Cost $842,969)		862,487

U.S. TREASURY OBLIGATIONS 25.4%
Treasury Inflation Protected Securities (d)
3.875% due 04/15/2029	19,719	24,267
U.S. Treasury Bonds
7.250% due 05/15/2016	141,000	183,113
8.875% due 08/15/2017	64,500	95,631
8.125% due 08/15/2019	9,900	13,993
8.000% due 11/15/2021	3,400	4,809
7.125% due 02/15/2023	50,000	65,332
5.500% due 08/15/2028	356,200	391,403
5.250% due 11/15/2028	3,700	3,933
U.S. Treasury Notes
4.375% due 05/15/2007	110,000	118,761

Total U.S. Treasury Obligations (Cost $835,562)		901,242

MORTGAGE-BACKED SECURITIES 4.7%
Collateralized Mortgage Obligations 3.6%
Bank of America Mortgage Securities, Inc.
5.819% due 10/20/2032 (a)	25,200	25,621
Bear Stearns Adjustable Rate Mortgage Trust
6.160% due 12/25/2031 (a)	3,756	3,855
6.264% due 01/25/2032 (a)	1,616	1,637
CS First Boston Mortgage Securities Corp.
2.360% due 08/25/2033 (a)	27,900	27,900
Federal Agricultural Mortgage Corp.
7.238% due 07/25/2011 (a)	3,464	3,894
Freddie Mac
6.000% due 05/15/2029	121	119
6.000% due 12/15/2031	2,914	2,969
6.000% due 08/15/2032	5,281	5,128
6.000% due 09/15/2032	13,000	12,747
Residential Funding Mortgage Securities I, Inc
7.500% due 04/25/2027	606	609
7.500% due 11/25/2030	1,722	1,723
Sears Mortgage Securities
6.190% due 07/25/2019 (a)	1,419	1,417
Sequoia Mortgage Trust
2.160% due 05/20/2032 (a)	4,048	3,969
Small Business Administration
8.017% due 02/10/2010 (a)	11,329	13,227
Structured Asset Mortgage Investments, Inc.
6.340% due 03/25/2032 (a)	7,821	8,108
Structured Asset Securities Corp.
2.310% due 07/25/2032 (a)	9,200	9,234
United Mortgage Securities Corp.
5.541% due 06/25/2032 (a)	3,307	3,372
Washington Mutual, Inc.
4.598% due 01/25/2041 (a)	2,146	2,182

		127,711

26	Semi-Annual Report I 9.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

Fannie Mae 0.1%
6.228% due 12/01/2022 (a)	$243	$251
6.973% due 01/01/2029 (a)	1,181	1,247

		1,498

Government National Mortgage Association 1.0%
5.000% due 05/20/2030 (a)	4,126	4,239
5.250% due 02/20/2030 (a)	15,144	15,507
5.375% due 04/20/2023-02/20/2026 (a)(b)	7,708	7,959
6.625% due 10/20/2023-10/20/2024 (a)(b)	1,020	1,055
6.750% due 07/20/2025-08/20/2026 (a)(b)	7,462	7,694

		36,454

Total Mortgage-Backed Securities (Cost $162,298)		165,663

ASSET-BACKED SECURITIES 3.5%
Ace Securities Corp.
2.153% due 06/25/2032 (a)	8,880	8,865
Advanta Revolving Home Equity Loan Trust
2.183% due 01/25/2024 (a)	744	742
AmeriCredit Automobile Receivables Trust
3.780% due 02/12/2007	5,000	5,119
2.038% due 04/05/2007 (a)	10,900	10,907
Bayview Financial Acquisition Trust
2.203% due 11/25/2030 (a)	3,000	3,008
ContiMortgage Home Equity Loan Trust
2.050% due 08/15/2028 (a)	100	100
CS First Boston Mortgage Securities Corp.
2.083% due 12/15/2030 (a)	2,083	2,081
2.170% due 03/25/2032 (a)	3,561	3,547
DaimlerChrysler Auto Trust
2.900% due 12/06/2004	3,000	3,025
Home Equity Mortgage Trust
6.007% due 06/25/2032 (a)	3,627	3,723
Household Automotive Trust
2.750% due 05/17/2005	10,400	10,496
Household Consumer Loan Trust
2.260% due 08/15/2006 (a)	1,082	1,035
Household Mortgage Loan Trust
2.138% due 05/20/2032 (a)	7,872	7,868
HPSC Equipment Receivables LLC
2.120% due 11/22/2007 (a)	7,824	7,829
Mellon Residential Funding Corp.
1.970% due 01/25/2008 (a)	1,770	1,771
Morgan Stanley Dean Witter Capital I
2.170% due 07/25/2032 (a)	972	970
Novastar Home Equity Loan
2.090% due 01/25/2031 (a)	9,412	9,373
NPF XII, Inc.
2.468% due 11/01/2003 (a)(h)	10,000	10,000
Provident Bank Equipment Lease Trust
2.110% due 11/25/2011 (a)	6,759	6,779
Renaissance Home Equity Loan Trust
2.160% due 08/25/2032 (a)	689	690
Residential Funding Mortgage Securities II, Inc.
4.130% due 07/25/2011	8,300	8,446
Sallie Mae
2.512% due 04/25/2007 (a)	1,161	1,163
Signet HelocTrust
2.120% due 06/20/2004 (a)	777	777
SLM Student Loan Trust
2.349% due 01/25/2007 (a)	334	335
Vanderbilt Acquisition Loan Trust
3.280% due 01/07/2013	3,629	3,663
WFS Financial Owner Trust
2.820% due 05/20/2005	11,500	11,605

Total Asset-Backed Securities (Cost $123,434)		123,917

SUPRANATIONAL 0.2%
International Bank for Reconstruction & Development 0.000% due 06/01/2010	8,000	5,738

Total Supranational (Cost $5,162)		5,738

PURCHASED CALL OPTIONS 0.0%

Eurodollar December Futures (CME) Strike @ 99.250 Exp. 12/16/2002	5,940,000	223

Total Purchased Call Options (Cost $318)		223

PURCHASED PUT OPTIONS 0.0%
Eurodollar December Futures (CME)
Strike @ 96.750 Exp. 12/16/2002	3,900,000	24
Strike @ 95.500 Exp. 12/16/2002	3,858,000	24
Strike @ 94.250 Exp. 12/16/2002	61,000	1
U.S. Treasury Note December Futures (CBOT)
Strike @ 97.000 Exp. 10/26/2002	200,000	31
Strike @ 98.000 Exp. 11/23/2002	38,000	6

Total Purchased Put Options (Cost $248)		86

CONVERTIBLE BONDS & NOTES 0.2%
Industrials 0.2%
Nabors Industries Ltd. 0.000% due 06/20/2020	10,000	6,512

Total Convertible Bonds & Notes (Cost $6,428)		6,512

SHORT-TERM INSTRUMENTS 42.7%
Commercial Paper 38.1%
Abbey National North America
1.750% due 12/10/2002	106,000	105,633
Danske Corp.
1.940% due 12/19/2002	140,000	140,000
Electricite De France
1.740% due 10/31/2002	33,600	33,587
Fannie Mae
1.860% due 10/01/2002	98,000	98,000
1.710% due 11/20/2002	15,000	14,964
Federal Home Loan Bank
1.850% due 10/01/2002	140,000	140,000
1.680% due 10/22/2002	9,550	9,539
1.680% due 10/25/2002	134,100	133,950
1.725% due 10/30/2002	54,100	54,027
Freddie Mac
1.720% due 10/22/2002	97,000	96,903
1.650% due 10/24/2002	40,131	40,088
HBOS Treasury Services PLC
1.735% due 10/24/2002	30,000	29,967
1.735% due 10/29/2002	30,000	29,960
1.735% due 10/30/2002	30,000	29,958
1.735% due 10/31/2002	30,000	29,957
Pfizer, Inc.
1.730% due 10/28/2002	25,000	24,968
Shell Finance (UK) PLC
1.700% due 10/11/2002	1,400	1,399
1.700% due 11/26/2002	100,000	99,736
TotalFinaElf SA
1.740% due 10/24/2002	100,400	100,288
1.740% due 10/31/2002	5,600	5,592
UBS Finance, Inc.
1.970% due 10/01/2002	100,000	100,000
1.750% due 12/18/2002	37,000	36,860

		1,355,376

Repurchase Agreement 0.1%
State Street Bank
1.550% due 10/01/2002 (Dated 09/30/2002. Collateralized by Federal Farm Credit Bank 2.260% due 08/14/2003 valued at $3,064. Repurchase proceeds are $3,000.)	3,000	3,000

U.S. Treasury Bills 4.5%
1.600% due 11/14/2002-11/29/2002 (b)(c)	159,830	159,437

Total Short-Term Instruments (Cost $1,517,813)		1,517,813

See accompanying notes I 9.30.02 I	27

Schedule of Investments (Cont.)
U.S. Government Sector Portfolio
September 30, 2002 (Unaudited)

Value (000s)

Total Investments 103.6% (Cost $3,587,623)	$3,677,611
Written Options (e) (2.3%) (Premiums $29,981)	(79,928)
Other Assets and Liabilities (Net) (1.3%)	(47,881)

Net Assets 100.0%	$3,549,802

Notes to Schedule of Investments (amounts in thousands):

(a)	Variable rate security. The rate listed is as of September 30, 2002.

(b)	Securities are grouped by coupon or range of coupons and represent a range of maturities.

(c)	Securities with an aggregate market value of $95,311 have been segregated with the custodian to cover margin requirements for the following open futures contracts at September 30, 2002:

Type	# of Contracts	Unrealized Appreciation

U.S. Treasury 2 Year Note (12/2002)	146	$237
U.S. Treasury 5 Year Note (12/2002)	7,458	15,464
U.S. Treasury 10 Year Note (12/2002)	15,253	53,423
U.S. Treasury 30 Year Bond (12/2002)	3,281	5,173
Eurodollar March Futures (03/2003)	1,800	2,070
Eurodollar June Futures (06/2003)	855	2,116
Eurodollar December Futures (12/2003)	1,434	1,235

		$79,718

(d)	Principal amount of security is adjusted for inflation.

(e)	Premiums received on written options:

Type	# of Contracts	Premium	Value

Call—OTC 3 Month LIBOR Interest Rate Swap Strike @ 5.250 Exp. 07/19/2004	160,000,000	$4,208	$10,665
Call—OTC 3 Month LIBOR Interest Rate Swap Strike @ 3.500 Exp. 07/22/2003	145,000,000	805	2,690
Call—OTC 3 Month LIBOR Interest Rate Swap Strike @ 5.000 Exp. 08/01/2003	300,000,000	6,688	17,713
Call—OTC 3 Month LIBOR Interest Rate Swap Strike @ 5.000 Exp. 08/01/2003	100,000,000	2,250	5,904
Call—OTC 3 Month LIBOR Interest Rate Swap Strike @ 3.250 Exp. 07/22/2003	400,000,000	3,220	6,036
Call—CME Eurodollar March Futures Strike @ 98.000 Exp. 03/17/2003	463	192	674
Call—CME Eurodollar September Futures Strike @ 98.000 Exp. 09/15/2003	5,000	3,606	6,625
Put—CME Eurodollar December Futures Strike @ 96.250 Exp. 12/16/2002	717	625	4
Call—CBOT U.S. Treasury Note December Futures Strike @ 110.000 Exp. 11/23/2002	232	202	1,421
Call—CBOT U.S. Treasury Note December Futures Strike @ 111.000 Exp. 11/23/2002	4,000	4,132	20,876
Call—CBOT U.S. Treasury Note December Futures Strike @ 109.000 Exp. 11/23/2002	232	217	1,635
Call—CBOT U.S. Treasury Note December Futures Strike @ 116.000 Exp. 11/23/2002	902	1,357	1,466
Call—CBOT U.S. Treasury Note December Futures Strike @ 114.000 Exp. 11/23/2002	1,500	$2,479	$4,219

		$29,981	$79,928

(f)	Swap agreements outstanding at September 30, 2002:

Type	Unrealized Notional Amount	Appreciation/ (Depreciation)

Receive floating rate based on 3-month LIBOR plus 0.470% and pay a fixed rate equal to 7.750%.
Broker: Morgan Stanley Exp. 06/15/2005	$10,000	$(1,233)
Receive floating rate based on 3-month LIBOR plus 1.000% and pay to the counterparty the notional amount of $10,000 in exchange for shares of Nabors Industries, Inc. due 06/20/2020 when the convertible debentures mature.

Broker: Morgan Stanley Exp. 06/20/2003	6,084	(224)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.826%.
Broker: Morgan Stanley Exp. 10/26/2030	10,300	(2,745)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.778%.
Broker: Goldman Sachs Exp. 02/15/2021	19,200	(4,415)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Broker: Morgan Stanley Exp. 12/18/2022	250,000	(20,206)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%
Broker: Goldman Sachs Exp. 12/18/2022	100,000	(8,156)
Receive a fixed rate equal to 6.000% and pay floating rate based on 3-month LIBOR.
Broker: Bank of America Exp. 12/18/2012	104,400	7,807
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%
Broker: Merrill Lynch Exp. 12/18/2022	40,000	(4,241)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%
Broker: Morgan Stanley Exp. 12/18/2017	151,600	(15,994)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 3.000%
Broker: UBS—Warburg Exp. 12/18/2004	139,000	(858)

		$(50,265)

(g)	Short sales open at September 30, 2002 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

U.S. Treasury Bonds	5.375	02/15/2031	$60,000	$66,694	$65,750

(h)	Subsequent to September 30, 2002, the issuer declared bankruptcy.

28	Semi-Annual Report I 9.30.02 I See accompanying notes

Schedule of Investments
Investment Grade Corporate Portfolio
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 92.0%
Banking & Finance 26.9%
ACE INA Holdings, Inc.
8.200% due 08/15/2004	$3,800	$4,122
Ahmanson & Co.
8.250% due 10/01/2002 (a)	600	600
AIG SunAmerica Global Funding IX
6.900% due 03/15/2032	250	281
Allstate Corp.
6.900% due 05/15/2038	25,000	26,578
Atlas Reinsurance PLC
4.387% due 01/07/2005 (a)	1,000	1,008
Avalon Bay Communities, Inc.
6.500% due 07/15/2003	400	413
Bank of America Corp.
2.062% due 05/03/2004 (a)	1,200	1,202
6.875% due 02/15/2005	605	663
Barnett Capital II
7.950% due 12/01/2026	750	834
Bear Stearns Cos., Inc.
6.200% due 03/30/2003	5,400	5,506
2.058% due 05/16/2003 (a)	1,500	1,500
2.047% due 12/01/2003 (a)	4,000	4,007
2.380% due 05/24/2004 (a)	10,200	10,250
Beaver Valley Funding Corp.
8.625% due 06/01/2007	2	2
9.000% due 06/01/2017	6,900	7,304
Boeing Capital Corp.
1.920% due 04/17/2003 (a)	3,000	3,002
Capital One Bank
2.537% due 07/28/2003 (a)	1,400	1,387
6.620% due 08/04/2003	600	582
Cedar Brakes II LLC
9.875% due 09/01/2013	9,372	6,888
Centel Captial Corp.
9.000% due 10/15/2019	275	193
Chase Manhanttan Corp.
6.000% due 02/15/2009	1,600	1,683
Chubb Corp.
6.800% due 11/15/2031	20,000	21,001
CIT Group, Inc.
5.920% due 11/08/2002	2,000	2,006
7.375% due 03/15/2003	13,700	13,985
5.500% due 02/15/2004	18,725	18,982
5.625% due 05/17/2004	2,000	2,049
6.625% due 06/15/2005	7,840	8,139
6.500% due 02/07/2006	4,055	4,269
7.375% due 04/02/2007	60	64
5.750% due 09/25/2007	25,000	25,241
7.750% due 04/02/2012	10,000	10,898
Citigroup Capital II
7.750% due 12/01/2036	1,350	1,465
CNA Financial Corp.
6.250% due 11/15/2003	3,000	2,992
Compagnie Financiere de CIC—UE
3.270% due 06/29/2049 (a)	900	891
Conoco Funding Co.
6.350% due 10/15/2011	400	451
Credit Asset Receivable LLC
6.274% due 10/31/2003	393	395
Credit Suisse First Boston USA, Inc.
6.500% due 01/15/2012	5,000	5,348
7.125% due 07/15/2032	15,000	15,647
Deutsche Telekom International Finance BV
7.750% due 06/15/2005	3,000	3,220
8.500% due 06/15/2010	50,850	55,871
8.750% due 06/15/2030	101,560	109,212
Duke Capital Corp.
2.461% due 02/28/2003 (a)	5,000	4,964
Duke Realty Corp.
6.950% due 08/15/2004	500	541
EOP Operating LP
7.375% due 11/15/2003	9,745	10,203
ERP Operating LP
7.125% due 10/15/2017	4,000	4,399
Export-Import Bank Korea
7.100% due 03/15/2007	2,000	2,278
Finova Group, Inc.
7.500% due 11/15/2009 (b)	525	163
First Industrial LP
7.500% due 12/01/2017	2,300	2,609
7.600% due 07/15/2028	4,500	5,009
First Security Corp.
5.875% due 11/01/2003	1,000	1,041
Fleet Boston Financial Corp.
7.375% due 12/01/2009	10,745	12,222
Ford Motor Credit Co.
2.010% due 03/17/2003 (a)	1,800	1,778
6.125% due 04/28/2003	5,100	5,139
2.040% due 11/24/2003 (a)	7,000	6,789
6.700% due 07/16/2004	3,000	3,016
6.750% due 05/15/2005	1,000	989
2.305% due 06/30/2005 (a)	5,000	4,523
7.875% due 06/15/2010	1,000	988
7.375% due 02/01/2011	620	586
7.250% due 10/25/2011	5,000	4,629
Gemstone Investors Ltd.
7.710% due 10/31/2004	40,655	32,565
General Electric Capital Corp.
6.125% due 02/22/2011	54,000	58,730
General Motors Acceptance Corp.
6.450% due 11/13/2002	1,000	1,004
2.360% due 01/17/2003 (a)	20,300	20,230
5.875% due 01/22/2003	1,500	1,512
1.910% due 02/14/2003 (a)	4,800	4,775
1.925% due 03/10/2003 (a)	6,500	6,459
5.800% due 03/12/2003	51,000	51,577
2.233% due 05/16/2003 (a)	12,000	11,913
2.223% due 07/21/2003 (a)	2,000	1,976
2.142% due 08/04/2003 (a)	18,300	18,062
1.857% due 08/18/2003 (a)	2,000	1,969
3.310% due 10/16/2003 (a)	2,300	2,289
5.750% due 11/10/2003	2,200	2,244
2.010% due 04/05/2004 (a)	800	775
7.625% due 06/15/2004	2,700	2,830
7.250% due 03/02/2011	1,180	1,176
6.875% due 09/15/2011	21,805	21,290
7.000% due 02/01/2012	4,000	3,910
8.000% due 11/01/2031	20,460	19,886
General Motors Acceptance Corp.—MTN
2.010% due 04/05/2004 (a)	2,700	2,615
Goldman Sachs Group, Inc.
5.900% due 01/15/2003	1,000	1,011
Heller Financial, Inc.
7.875% due 05/15/2003	1,700	1,763
Household Capital Trust III
2.205% due 06/26/2004 (a)	2,175	2,009
Household Finance Corp.
8.000% due 05/09/2005	10,000	10,465
7.200% due 07/15/2006	16,800	17,142
6.750% due 05/15/2011	6,000	5,741
6.375% due 10/15/2011	15,500	14,432
Household International Netherlands BV
6.200% due 12/01/2003	4,000	4,090
Lehman Brothers Holdings, Inc.
8.800% due 03/01/2015	700	887
0.000% due 03/25/2028	1,381	193
LG&E Capital Corp.
6.205% due 05/01/2004	1,000	1,046
MBNA America Bank NA
2.150% due 12/10/2002 (a)	2,400	2,394
6.875% due 07/15/2004 (a)	5,000	5,245
Merrill Lynch & Co., Inc.
2.070% due 05/21/2004 (a)	700	700
7.000% due 04/27/2008	120	137
MIC Financing Trust I
8.375% due 02/01/2027	1,100	1,099
Midamerican Funding LLC
6.927% due 03/01/2029	16,210	16,291

See accompanying notes I 9.30.02 I	29

Schedule of Investments (Cont.)
Investment Grade Corporate Portfolio
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

Morgan Stanley Tracers
6.977% due 09/15/2011 (a)	$112,576	$122,258
National City Bank of Pennsylvania
7.250% due 10/21/2011	853	1,001
National Rural Utilities Cooperative Finance Corp.
2.940% due 04/26/2004 (a)	2,000	2,006
6.500% due 03/01/2007	4,000	4,307
7.250% due 03/01/2012	700	779
8.000% due 03/01/2032	19,500	22,361
Nationwide Mutual Insurance Co.
6.500% due 02/15/2004	2,000	2,099
Newcourt Credit Group, Inc.
7.125% due 12/17/2003	9,750	9,982
6.875% due 02/16/2005	19,865	20,746
Parker Retirement Savings Plan
6.340% due 07/15/2008	2,561	2,824
Pemex Finance Ltd.
5.720% due 11/15/2003	344	354
PP&L Capital Funding, Inc.
7.700% due 11/15/2002	2,800	2,805
7.750% due 04/15/2005	8,000	8,494
Protective Life Corp.
7.950% due 07/01/2004	3,000	3,264
Prudential Funding Corp.
6.375% due 07/23/2006	1,000	1,100
Prudential Holdings LLC
8.695% due 12/18/2023	8,500	9,724
Qwest Capital Funding, Inc.
7.000% due 08/03/2009	600	270
7.250% due 02/15/2011	37,150	16,718
6.500% due 11/15/2018	10,000	3,750
7.625% due 08/03/2021	4,000	1,580
6.875% due 07/15/2028	11,885	4,576
Racers
2.147% due 03/03/2003 (a)	3,400	3,402
2.046% due 05/28/2004 (a)	1,000	802
Redwood Capital II Ltd.
4.860% due 01/01/2004 (a)	20,000	19,921
Secured Finance, Inc.
9.050% due 12/15/2004	250	284
Security Capital Group, Inc.
7.700% due 06/15/2028	5,000	5,890
Simon Property Goup LP
6.625% due 06/15/2003	6,000	6,166
6.750% due 02/09/2004	4,850	5,071
7.125% due 09/20/2007	5,000	5,629
Societe Generale—NY
9.875% due 07/15/2003	1,900	2,017
Spieker Properties, Inc.
6.950% due 12/15/2002	5,000	5,039
8.000% due 07/19/2005	500	554
Targeted Return Index Securities Trust
6.708% due 01/15/2012 (a)	91,200	99,218
4.125% due 01/15/2032 (a)	96,000	104,099
U.S. Bancorp
2.052% due 02/03/2003 (a)	2,000	2,001
Verizon Global Funding Corp.
6.125% due 06/15/2007	23,900	24,913

		1,330,433

Industrials 34.3%
Albertson’s, Inc.
7.450% due 08/01/2029	10,000	11,288
American Airlines, Inc.
9.710% due 01/30/2007	2,196	2,174
10.610% due 03/04/2011	312	307
6.978% due 04/01/2011	5,983	6,207
7.024% due 04/15/2011	7,350	7,569
7.858% due 10/01/2011	29,900	31,811
10.680% due 03/04/2013	1,473	1,465
AOL Time Warner, Inc.
6.125% due 04/15/2006	10,000	9,421
6.875% due 05/01/2012	2,000	1,824
7.625% due 04/15/2031	1,075	899
7.700% due 05/01/2032	17,650	15,005
Bae Systems Asset PLC
6.664% due 09/15/2013	4,398	4,833
Beckman Coulter, Inc.
7.100% due 03/04/2003	500	508
6.875% due 11/15/2011	5,000	5,588
Burlington Resources Financing Co.
7.400% due 12/01/2031	8,000	9,220
Canadian Natural Resources Ltd.
6.450% due 06/30/2033	10,000	10,363
Cater Holt Harvey Limited
8.375% due 04/15/2015	16,000	17,155
Chrysler Corp.
7.450% due 03/01/2027	5,000	5,301
Coastal Corp.
2.422% due 07/21/2003 (a)	2,500	2,376
9.750% due 08/01/2003	2,800	2,493
6.500% due 05/15/2006	10,793	8,102
7.500% due 08/15/2006	3,400	2,586
7.750% due 06/15/2010	21,533	15,312
6.700% due 02/15/2027	4,800	3,460
6.950% due 06/01/2028	10,730	6,670
7.750% due 10/15/2035	10,000	6,315
7.420% due 02/15/2037	23,200	14,653
ConAgra Foods, Inc.
2.475% due 09/10/2003 (a)	8,000	8,017
Continental Airlines, Inc.
6.320% due 11/01/2008	13,425	13,029
7.056% due 09/15/2009	5,000	4,893
7.487% due 10/02/2010	2,000	1,947
7.461% due 04/01/2015	2,146	2,015
7.373% due 12/15/2015	3,500	2,750
7.256% due 03/15/2020	26	25
6.545% due 08/02/2020	27	25
7.707% due 04/02/2021	11,546	10,836
6.703% due 06/15/2021	4,886	4,510
Continental Cablevision, Inc.
8.300% due 05/15/2006	4,975	4,855
Cox Communications, Inc.
6.150% due 08/01/2003 (a)	8,500	8,331
6.690% due 09/20/2004	395	397
7.750% due 08/15/2006	1,150	1,189
7.125% due 10/01/2012	14,500	14,489
Cox Enterprises, Inc.
8.000% due 02/15/2007	3,000	3,082
2.722% due 05/01/2033 (a)	11,600	11,492
DaimlerChrysler North America Holding Corp.
2.596% due 12/16/2002 (a)	1,900	1,902
7.125% due 04/10/2003	2,000	2,038
7.750% due 05/27/2003	16,500	17,001
2.322% due 08/01/2003 (a)	2,000	1,994
2.053% due 08/16/2004 (a)	2,000	1,972
Delta Air Lines Equipment Trust
10.140% due 08/14/2012	4,000	3,077
10.060% due 01/02/2016	4,900	3,959
Delta Air Lines Equipment Trust—90I
10.430% due 01/02/2011	1,760	1,428
Delta Air Lines Equipment Trust—90J
10.430% due 01/02/2011	723	587
Delta Air Lines Equipment Trust—90K
10.430% due 01/02/2011	836	678
Delta Air Lines, Inc.
10.570% due 01/02/2007 (c)	6,127	6,340
9.875% due 04/30/2008	597	435
7.379% due 05/18/2010	69	73
7.570% due 11/18/2010	23,963	25,531
7.111% due 03/18/2013	2,030	2,140
9.200% due 09/23/2014	1,750	1,227
10.500% due 04/30/2016	4,300	3,615
Diageo PLC
7.450% due 04/15/2035	1,000	1,243
Duke Energy Field Services
7.500% due 08/16/2005	3,000	3,093
Dynegy Danskammer & Roseton LLC
7.270% due 11/08/2010	6,000	3,124
7.670% due 11/08/2016	16,790	8,405

30	Semi-Annual Report I 9.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

E.I. du Pont de Nemours & Co.
6.875% due 10/15/2009	$2,000	$2,356
Electric Lightwave, Inc.
6.050% due 05/15/2004	5,200	4,893
Ford Motor Co.
6.625% due 02/15/2028	165	125
7.450% due 07/16/2031	54,880	45,284
9.980% due 02/15/2047	50	53
Fred Meyer, Inc.
7.375% due 03/01/2005	20,890	22,922
Georgia-Pacific Corp.
8.125% due 05/15/2011	95	79
9.500% due 05/15/2022	1,300	1,010
8.125% due 06/15/2023	12,000	8,179
8.875% due 05/15/2031	2,045	1,486
HCA, Inc.
6.910% due 06/15/2005 (a)	8,250	8,636
8.750% due 09/01/2010	750	859
7.875% due 02/01/2011	4,770	5,217
6.950% due 05/01/2012	28,000	29,017
6.730% due 07/15/2045	300	304
HEALTHSOUTH Corp.
8.500% due 02/01/2008	1,000	755
Hertz Corp.
8.250% due 06/01/2005	10,000	10,208
ITT Destinations, Inc.
6.750% due 11/15/2005	1,000	965
Kerr-McGee Corp.
2.548% due 06/28/2004 (a)	4,750	4,748
6.625% due 10/15/2007	3,200	3,610
Koninkijke Ahold NV
8.620% due 01/02/2025	12,000	13,540
Koninkijke KPN NV
8.375% due 10/01/2030	2,000	2,220
Limestone Electron Trust
8.625% due 03/15/2003	50,290	44,798
MeadWestvaco Corp.
7.000% due 08/15/2023	1,500	1,562
MGM Mirage, Inc.
6.950% due 02/01/2005	5,950	6,082
8.500% due 09/15/2010	6,480	6,931
Midwest Generation LLC
8.300% due 07/02/2009	32,600	23,749
8.560% due 01/02/2016	16,550	11,930
Mirage Resorts, Inc.
7.250% due 10/15/2006	1,200	1,213
Nabisco, Inc.
6.125% due 02/01/2033 (a)	800	809
Noble Affiliates, Inc.
8.950% due 12/15/2004	1,500	1,601
Norfolk Southern Corp.
2.510% due 02/28/2005 (a)	23,500	23,512
Northwest Airlines, Inc.
6.841% due 04/01/2011	12,700	12,580
7.575% due 09/01/2020	5,214	5,183
7.041% due 04/01/2022	2,500	2,423
Occidental Petroleum Corp.
6.750% due 11/15/2002	5,000	5,017
6.400% due 04/01/2003 (a)	11,500	11,726
Oncor Electric Delivery Co.
5.000% due 09/01/2007	10,000	10,282
7.000% due 05/01/2032	10,000	10,605
Park Place Entertainment Corp.
7.950% due 08/01/2003	10,500	10,678
Philip Morris Cos., Inc.
8.250% due 10/15/2003	3,600	3,796
6.800% due 12/01/2003	1,762	1,841
7.125% due 10/01/2004	2,000	2,167
Public Service of Colorado
7.875% due 10/01/2012	10,750	10,779
Qwest Corp.
6.375% due 10/15/2002	450	451
7.625% due 06/09/2003	8,885	8,574
7.200% due 11/01/2004	11,545	10,564
7.500% due 11/01/2008	10,000	3,950
5.625% due 11/15/2008	175	134
8.875% due 03/15/2012	37,750	33,031
6.875% due 09/15/2033	16,400	11,234
7.250% due 10/15/2035	3,000	1,980
R.J. Reynolds Tobacco Holdings, Inc.
7.375% due 05/15/2003	7,500	7,662
Ralcorp Holdings, Inc.
8.750% due 09/15/2004	7,650	8,538
Raytheon Co.
7.900% due 03/01/2003	125	127
8.200% due 03/01/2006	200	219
Rogers Cablesystems, Inc.
10.000% due 03/15/2005	600	600
Safeway, Inc.
7.250% due 02/01/2031	8,000	9,003
Singapore Telecommunications Ltd.
7.375% due 12/01/2031	18,500	20,472
Sonat, Inc.
6.750% due 10/01/2007	3,940	2,643
Starwood Hotels & Resorts Worldwide, Inc.
7.375% due 05/01/2007	4,500	4,388
TCI Communications, Inc.
8.250% due 01/15/2003	6,400	6,373
2.520% due 03/11/2003 (a)	7,000	6,948
6.375% due 05/01/2003	3,300	3,255
7.550% due 09/02/2003	3,000	2,996
9.650% due 10/01/2003	2,789	2,854
Telus Corp.
8.000% due 06/01/2011	11,185	8,612
Tenet Healthcare Corp.
6.875% due 11/15/2031	20,000	21,149
Tennessee Gas Pipeline Co.
7.500% due 04/01/2017	100	83
Time Warner, Inc.
7.975% due 08/15/2004	1,695	1,683
9.125% due 01/15/2013	6,000	5,926
7.250% due 10/15/2017	22,975	19,550
6.875% due 06/15/2018	25,000	20,648
6.850% due 01/15/2026	20,300	20,198
Transcontinental Gas Pipe Line
7.000% due 08/15/2011	3,100	2,682
Transocean, Inc.
6.750% due 04/15/2005	2,000	2,175
TRW, Inc.
6.625% due 06/01/2004	5,725	5,975
8.750% due 05/15/2006	6,000	6,857
6.650% due 01/15/2028	10,295	9,770
Tyco International Group SA
6.750% due 02/15/2011	3,518	2,908
6.375% due 10/15/2011	14,725	12,098
Union Pacific Corp.
9.625% due 12/15/2002	300	304
United Air Lines, Inc.
2.117% due 12/02/2002 (a)	14,934	13,472
11.080% due 03/26/2010	13,636	6,044
7.730% due 07/01/2010	29,250	24,499
8.390% due 01/21/2011	4,033	3,380
11.080% due 03/26/2011	2,835	1,257
7.186% due 04/01/2011	15,705	13,156
6.071% due 03/01/2013	2,696	2,229
6.602% due 09/01/2013	4,100	3,311
10.020% due 03/22/2014	2,000	806
10.850% due 02/19/2015	1,000	452
10.125% due 03/22/2015	2,300	1,887
Universal Corp.
8.500% due 02/28/2003	220	224
Univision Communications, Inc.
7.850% due 07/15/2011	5,650	6,120
UST, Inc.
6.625% due 07/15/2012	2,750	2,991
Viacom, Inc.
6.625% due 05/15/2011	1,000	1,111
Wal-Mart Bond Lease Corp.
8.400% due 08/15/2004 (c)	3,321	3,496

See accompanying notes I 9.30.02 I	31

Schedule of Investments (Cont.)
Investment Grade Corporate Portfolio
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

Waste Management, Inc.
7.700% due 10/01/2002	$6,400	$6,400
6.500% due 12/15/2002	3,000	3,010
6.375% due 12/01/2003	21,183	21,278
8.000% due 04/30/2004	18,755	19,378
6.500% due 05/15/2004	6,500	6,625
7.000% due 10/01/2004	6,524	6,727
7.000% due 10/15/2006	1,600	1,677
7.125% due 10/01/2007	17,905	19,036
6.500% due 11/15/2008	35,000	35,910
6.875% due 05/15/2009	7,400	7,531
7.375% due 08/01/2010	12,250	12,922
7.650% due 03/15/2011	11,859	12,627
7.125% due 12/15/2017	3,325	3,300
7.100% due 08/01/2026	24,390	24,753
7.000% due 07/15/2028	29,415	27,010
7.375% due 05/15/2029	3,950	3,833
7.750% due 05/15/2032	10,000	10,133
Weyerhaeuser Co.
2.951% due 09/15/2003 (a)	26,000	26,026
5.500% due 03/15/2005	3,000	3,119
6.125% due 03/15/2007	4,300	4,584
7.375% due 03/15/2032	2,000	2,160
Williams Cos., Inc.
6.500% due 11/15/2002	7,000	6,545
6.125% due 12/01/2003	5,000	3,775
9.250% due 03/15/2004	171,485	131,186
7.125% due 09/01/2011	900	563
8.125% due 03/15/2012	7,200	4,644
7.625% due 07/15/2019	35,000	19,425
7.875% due 09/01/2021	138,100	78,027
7.500% due 01/15/2031	32,465	17,693
7.750% due 06/15/2031	5,000	2,725
8.750% due 03/15/2032	69,900	40,892

		1,694,942

Utilities 30.8%
Allegheny Energy Trust
8.130% due 11/15/2007	10,000	6,334
ALLETE, Inc.
2.710% due 10/20/2003 (a)	1,500	1,496
AT&T Canada, Inc.
0.000% due 06/15/2008 (b)(d)	1,700	196
AT&T Corp.
7.750% due 03/01/2007	10,000	10,061
7.300% due 11/15/2011	22,500	21,755
8.350% due 01/15/2025	120	110
6.500% due 03/15/2029	11,385	9,482
8.000% due 11/15/2031	252,230	234,027
AT&T Wireless Services, Inc.
7.500% due 05/01/2007	1,000	851
7.875% due 03/01/2011	15,508	11,961
8.125% due 05/01/2012	11,450	8,832
Baltimore Gas & Electric
6.750% due 12/15/2002	3,000	3,025
6.125% due 07/01/2003	400	412
British Telecom PLC
3.121% due 12/15/2003 (a)	13,000	12,976
7.875% due 12/15/2005	5,600	6,255
8.375% due 12/15/2010	22,000	25,893
8.875% due 12/15/2030	10,000	12,101
Calpine Corp.
8.625% due 08/15/2010	5,500	2,228
8.500% due 02/15/2011	43,000	17,845
Carolina Power & Light
6.800% due 08/15/2007	156	175
Central Maine Power Co.
7.430% due 08/25/2003	1,000	1,040
CenturyTel, Inc.
7.750% due 10/15/2002	1,700	1,702
Cincinnati Gas & Electric Co.
6.450% due 02/15/2004	3,000	3,109
6.900% due 06/01/2025	3,000	3,202
Cinergy Corp.
6.125% due 04/15/2004	2,000	2,065
Cingular Wireless
7.125% due 12/15/2031	2,200	1,942
Citizens Communications Co.
8.500% due 05/15/2006	10,000	9,609
9.000% due 08/15/2031	5,000	4,463
Cleveland Electric Illuminating Co.
9.500% due 05/15/2005	11,375	11,442
6.860% due 10/01/2008	8,444	8,717
7.430% due 11/01/2009	12,075	12,674
CMS Panhandle Holding Co.
6.125% due 03/15/2004	1,000	962
Commonwealth Edison Co.
2.423% due 09/30/2003 (a)	3,400	3,381
Consolidated Natural Gas Co.
7.250% due 10/01/2004	3,000	3,237
Cox Communications, Inc.
2.470% due 11/07/2002 (a)	500	499
Detroit Edison Co.
7.500% due 02/01/2005	8,000	8,844
Deutsche Telekom International Finance BV
9.250% due 06/01/2032	1,400	1,627
Dominion Resources, Inc.
6.000% due 01/31/2003	7,130	7,189
7.600% due 07/15/2003	5,000	5,160
Duke Energy Corp.
6.250% due 01/15/2012	12,500	13,525
Dynegy Holdings, Inc.
8.125% due 03/15/2005	4,875	1,633
7.500% due 06/15/2009	1,835	1,505
6.875% due 04/01/2011	5,750	1,696
8.750% due 02/15/2012	3,250	1,024
East Coast Power LLC
7.066% due 03/31/2012	1,962	1,863
El Paso CGP Co.
7.625% due 09/01/2008	5,000	3,354
El Paso Corp.
6.750% due 05/15/2009	7,000	4,556
8.050% due 10/15/2030	18,700	11,809
7.800% due 08/01/2031	109,825	69,357
7.750% due 01/15/2032	96,800	62,105
El Paso Natural Gas Co.
8.625% due 01/15/2022	7,200	6,152
8.375% due 06/15/2032	6,850	5,589
Entergy Arkansas, Inc.
7.720% due 03/01/2003	600	611
Entergy Gulf States, Inc.
3.006% due 06/02/2003 (a)	15,000	14,998
3.106% due 09/01/2004 (a)	5,000	4,987
Entergy Louisiana, Inc.
8.500% due 06/01/2003	4,000	4,140
Entergy Mississippi, Inc.
7.750% due 02/15/2003	1,000	1,017
FirstEnergy Corp.
7.375% due 11/15/2031	5,000	4,404
Florida Power Corp.
6.000% due 07/01/2003	4,800	4,915
France Telecom SA
2.457% due 03/14/2003 (a)	18,300	18,066
8.700% due 03/01/2006 (a)	2,300	2,449
9.250% due 03/01/2011	66,350	72,507
10.000% due 03/01/2031	156,793	173,915
Georgia Power Co.
4.875% due 07/15/2007	250	265
Hydro-Quebec
8.400% due 01/15/2022	4,019	5,462
Illinois Power Co.
6.000% due 09/15/2003	6,000	5,220
IPALCO Enterprises, Inc.
7.375% due 11/14/2008	300	272
7.625% due 11/14/2011	12,500	10,798
Jersey Central Power & Light Co.
6.375% due 05/01/2003	600	603
Kinder Morgan, Inc.
2.810% due 10/10/2002 (a)	10,000	10,000

32	Semi-Annual Report I 09.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)
Niagara Mohawk Power Co.
7.250% due 10/01/2002	$2,268	$2,268
6.625% due 07/01/2005	1,200	1,311
8.500% due 07/01/2010 (d)	37,466	39,387
NorAm Energy Corp.
6.375% due 11/01/2003	10,000	8,703
7.750% due 02/15/2011	12,000	10,021
Northern States Power Co.
8.000% due 08/28/2012	7,000	7,597
Ohio Power Co.
7.000% due 07/01/2004 (a)	4,400	4,560
Pinnacle Partners
8.830% due 08/15/2004	97,655	92,791
Progress Energy, Inc.
7.000% due 10/30/2031	4,700	4,709
PSE&G Power LLC
7.750% due 04/15/2011	7,000	7,163
6.950% due 06/01/2012	10,000	9,707
8.625% due 04/15/2031	385	385
PSEG Energy Holdings, Inc.
8.500% due 06/15/2011	1,000	771
Reliant Energy Resources Corp.
8.125% due 07/15/2005	3,900	3,524
Rowan Cos., Inc.
5.880% due 03/15/2012	2,767	2,982
SBC Communications, Inc.
5.875% due 08/15/2012	2,500	2,633
South Carolina Electric & Gas Co.
7.625% due 04/01/2025	115	130
6.625% due 02/01/2032	6,000	6,844
South Point Energy
8.400% due 05/30/2012	10,452	7,003
Sprint Capital Corp.
5.700% due 11/15/2003	400	364
5.875% due 05/01/2004	750	649
7.125% due 01/30/2006	70	53
6.000% due 01/15/2007	32,500	22,361
6.125% due 11/15/2008	1,000	665
6.375% due 05/01/2009	10,500	6,988
7.625% due 01/30/2011	18,915	12,794
8.375% due 03/15/2012	21,500	15,048
6.900% due 05/01/2019	46,035	26,971
9.250% due 04/15/2022	19,400	13,963
6.875% due 11/15/2028	65,948	38,089
8.750% due 03/15/2032	120,500	80,845
TECO Energy, Inc.
7.000% due 10/01/2015	2,500	2,500
Toledo Edison Co.
7.820% due 03/31/2003	4,500	4,551
7.875% due 08/01/2004	15,949	16,797
Transcontinental Gas Pipe Line
8.875% due 07/15/2012	14,150	13,513
TXU Corp.
6.375% due 06/15/2006	2,835	2,751
TXU Electric Co.
2.462% due 06/15/2003 (a)	20,000	19,880
Verizon New Jersey, Inc.
5.875% due 01/17/2012	200	200
Verizon New York, Inc.
6.875% due 04/01/2012	7,500	7,899
7.375% due 04/01/2032	6,000	6,029
Verizon Wireless, Inc.
2.220% due 12/17/2003 (a)	10,000	9,589
WorldCom, Inc.—WorldCom Group
7.375% due 01/15/2003 (b)	500	63
7.875% due 05/15/2003 (b)	7,000	875
6.250% due 08/15/2003 (b)	1,500	188
6.400% due 08/15/2005 (b)	20,800	2,600
7.375% due 01/15/2006 (b)	3,700	463
8.000% due 05/15/2006 (b)	2,000	250
7.750% due 04/01/2007 (b)	400	50
8.250% due 05/15/2010 (b)	2,200	275
7.500% due 05/15/2011 (b)	15,700	1,963
6.950% due 08/15/2028 (b)	2,500	313
8.250% due 05/15/2031 (b)	7,500	938

		1,518,642

Total Corporate Bonds & Notes (Cost $5,018,191)		4,544,017

U.S. GOVERNMENT AGENCIES 0.0%
Fannie Mae
5.000% due 05/14/2007	298	309
Federal Home Loan Bank
6.530% due 12/30/2013	1,000	1,000

Total U.S. Government Agencies (Cost $1,215)		1,309

U.S. TREASURY OBLIGATIONS 23.1%
Treasury Inflation Protected Securities (f)
3.375% due 01/15/2007 (g)	568	619
U.S. Treasury Bonds
8.125% due 08/15/2019	3,900	5,512
6.250% due 08/15/2023 (e)	700,000	834,969
5.500% due 08/15/2028 (e)	154,000	169,220
5.375% due 02/15/2031 (e)	70,000	77,810
U.S. Treasury Notes
4.375% due 05/15/2007 (e)	49,000	52,903

Total U.S. Treasury Obligations (Cost $1,100,010)		1,141,033

MORTGAGE-BACKED SECURITIES 0.8%
Collateralized Mortgage Obligations 0.7%
Bank of America Mortgage Securities, Inc.
5.819% due 10/20/2032 (a)	21,800	22,165
GS Mortgage Securities Corp.
6.526% due 08/15/2011	5,000	5,643
Structured Asset Securities Corp.
2.157% due 10/25/2027 (a)	6,395	6,390

		34,198

Government National Mortgage Association 0.1%
8.500% due 07/15/2030-08/15/2030 (h)	2,515	2,726

Total Mortgage-Backed Securities (Cost $36,174)		36,924

ASSET-BACKED SECURITIES 2.1%
Conseco Finance Securitizations Corp.
7.970% due 05/01/2032 (b)	600	644
Denver Arena Trust
6.940% due 11/15/2019	2,783	3,061
SC International Cater
3.370% due 03/15/2007 (a)	1,974	1,787
Structured Product Asset Trust
2.942% due 02/12/2003 (a)	20,000	18,600
3.160% due 06/20/2004 (a)	68,850	68,512
White Mountain
4.755% due 12/22/2006 (a)	8,888	8,871

Total Asset-Backed Securities (Cost $102,800)		101,475

SOVEREIGN ISSUES 1.9%
Republic of Croatia
2.687% due 07/31/2006 (a)	1,524	1,509
United Mexican States
10.375% due 02/17/2009	20,000	23,200
9.875% due 02/01/2010	20,050	22,757
6.250% due 12/31/2019	1,000	967
8.000% due 09/24/2022	1,000	954
8.300% due 08/15/2031	48,000	46,680

Total Sovereign Issues (Cost $95,468)		96,067

See accompanying notes I 9.30.02 I	33

Schedule of Investments (Cont.)
Investment Grade Corporate Portfolio
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)
CONVERTIBLE BONDS & NOTES 0.8%
Banking & Finance 0.8%
Verizon Global Funding Corp.
5.750% due 04/01/2003	$7,000	$7,044
4.250% due 09/15/2005	30,600	30,829

		37,873

Industrials 0.0%
Tyco International Group SA
0.000% due 02/12/2021	2,500	1,831

Total Convertible Bonds & Notes (Cost $39,595)		39,704

CONVERTIBLE PREFERRED STOCK 0.0%
Kerr-McGee Corp.
5.500% due 08/02/2004	20,000	885

Total Convertible Preferred Stock (Cost $863)		885

PREFERRED SECURITY 0.0%
	Shares
Lehman Brothers Holdings, Inc.
5.670% due 12/01/2049	5,200	230
Total Preferred Security (Cost $231)		230

SHORT-TERM INSTRUMENTS 5.1%
	Principal Amount (000s)
Commercial Paper 2.6%
Fannie Mae
1.730% due 12/05/2002 (g)	$80	80
Freddie Mac
1.710% due 10/31/2002 (g)	385	384
UBS Finance, Inc.
1.750% due 12/18/2002	130,000	130,000

		130,464

Repurchase Agreement 0.2%
UBS—Warburg
1.400% due 10/01/2002 (Dated 09/30/2002. Collaterized by ChevronTexaco Capital Co. 3.500% due 09/17/2007 valued at $10,162. Repurchase proceeds are $9,985.)	9,985	9,985

U.S. Treasury Bills 2.3%
1.597% due 11/14/2002—11/29/2002 (g)(h)	111,760	111,479

Total Short-Term Instruments (Cost $251,928)		251,928

Total Investments 125.8% (Cost $6,646,475)		$6,213,572

Other Assets and Liabilities (Net) (25.8%)		(1,273,659)

Net Assets 100.0%		$4,939,913

Notes to Schedule of Investments (amounts in thousands):

(a)	Variable rate security. The rate listed is as of September 30, 2002.

(b)	Security is in default.

(c)	Restricted security.

(d)	Security becomes interest bearing at a future date.

(e)	Security, or portion thereof, subject to financing transaction.

(f)	Principal amount of security is adjusted for inflation.

(g)	Securities with an aggregate market value of $8,044 have been segregated with the custodian to cover margin requirements for the following open futures contracts at September 30, 2002:

Type	# of Contracts	Unrealized Appreciation

U.S. Treasury 30 Year Bond (12/2002)	9	$29

(h)	Securities are grouped by coupon or range of coupons and represent a range of maturities.

(i)	Swap agreements outstanding at September 30, 2002:

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)

Receive floating rate based on 3-month LIBOR plus 0.500% and pay a fixed rate equal to 7.600%.
Broker: Lehman Brothers, Inc. Exp. 07/15/2003	$5,000	$(211)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Broker: UBS Warburg Exp. 12/18/2012	88,000	(8,809)
Receive floating rate based on 3-month LIBO R and pay a fixed rate equal to 6.000%.
Broker: Merrill Lynch Exp. 12/18/2022	530,000	(14,953)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Broker: Goldman Sachs Exp. 12/18/2022	228,000	(2,213)
Receive a fixed rate equal to 0.650% and the Fund will pay to the counterparty at par in the event of default of Philip Morris Cos., Inc. 7.650% due 07/01/2008.
Broker: Credit Suisse First Boston Exp. 07/17/2003	20,000	(196)
Receive a fixed rate equal to 0.400% and the Fund will pay to the counterparty at par in the event of default of National Rural Utilities Cooperative Finance Corp. 5.750% due 12/01/2008.
Broker: Lehman Brothers, Inc. Exp. 09/01/2003	10,000	(178)
Receive a fixed rate equal to 0.850% and the Fund will pay to the counterparty at par in the event of default of Verizon Global Funding Corp. 6.750% due 12/01/2005.
Broker: J.P. Morgan Chase & Co. Exp. 06/12/2004	14,100	(663)
Receive a fixed rate equal to 0.830% and the Fund will pay to the counterparty at par in the event of default of Verizon Global Funding Corp. 0.000% due 05/15/2021.
Broker: UBS—Warburg Exp. 06/15/2004	15,000	(695)

34	Semi-Annual Report I 9.30.02 I See accompanying notes

Receive a fixed rate equal to 0.950% and the Fund will pay to the counterparty at par in the event of default of DaimlerChrysler North America Holding Corp. 7.200% due 09/01/2009.
Broker: Credit Suisse First Boston Exp. 01/31/2003	$25,000	$(20)
Receive a fixed rate equal to 0.950% and the Fund will pay to the counterparty at par in the event of default of DaimlerChrysler North America Holding Corp. 7.200% due 09/01/2009.
Broker: Goldman Sachs Exp. 01/31/2003	25,000	3
Receive a fixed rate equal to 1.140% and the Fund will pay to the counterparty at par in the event of default of Sprint Capital Corp. 6.125% due 11/15/2008.
Broker: Goldman Sachs Exp. 01/31/2003	50,000	(1,433)
Receive a fixed rate equal to 1.000% and the Fund will pay to the counterparty at par in the event of default of Verizon Global Funding Corp. 6.750% due 12/01/2005.
Broker: Salomon Brothers, Inc. Exp. 06/15/2004	10,000	(433)
Receive a fixed rate equal to 0.460% and the Fund will pay to the counterparty at par in the event of default of Vodafone Group PLC 7.750% due 02/15/2010.
Broker: Lehman Brothers, Inc. Exp. 09/10/2003	8,700	(76)
Pay a fixed rate equal to 0.570% and the Fund will receive from the counterparty at par in the event of default of Duke Capital Corp. 7.250% due 10/01/2004.
Broker: Credit Suisse First Boston Exp. 08/20/2003	10,000	232
Receive a fixed rate equal to 0.720% and the Fund will pay to the counterparty at par in the event of default of Duke Capital Corp. 6.250% due 07/15/2005.
Broker: Merrill Lynch Exp. 08/20/2003	10,000	(513)
Receive a fixed rate equal to 2.700% and the Fund will pay to the counterparty at par in the event of default of El Paso Corp. 7.000% due 05/15/2011.
Broker: Credit Suisse First Boston Exp. 04/30/2005	40,000	(5,712)
Pay a fixed rate equal to 2.400% and the Fund will receive from the counterparty at par in the event of default of El Paso Corp. 7.000% due 05/15/2011.
Broker: J.P. Morgan Chase & Co. Exp. 05/01/2005	25,000	6,729
Pay a fixed rate equal to 3.500% and the Fund will receive from the counterparty at par in the event of default of El Paso Corp. 0.000% due 02/28/2021.
Broker: Merrill Lynch Exp. 03/15/2003	5,000	463
Pay a fixed rate equal to 4.500% and the Fund will receive from the counterparty at par in the event of default of El Paso Corp. 6.750% due 05/15/2009.
Broker: Merrill Lynch Exp. 03/15/2003	10,000	884
Receive a fixed rate equal to 0.800% and the Fund will pay to the counterparty at par in the event of default of International Paper Co. 8.125% due 07/08/2005.
Broker: Morgan Stanley Exp. 07/31/2003	50,000	(168)
Receive a fixed rate equal to 0.750% and the Fund will pay to the counterparty at par in the event of default of PSE&G Power LLC 7.750% due 04/15/2011.
Broker: Morgan Stanley Exp. 01/30/2003	25,000	13
Receive a fixed rate equal to 1.150% and the Fund will pay to the counterparty at par in the event of default of TXU Corp. 6.375% due 06/15/2006.
Broker: Lehman Brothers, Inc. Exp. 01/31/2003	50,000	(388)
Receive a fixed rate equal to 4.750% and the Fund will pay to the counterparty at par in the event of default of Corning, Inc. 0.000% due 11/08/2005.
Broker: Morgan Stanley Exp. 01/31/2003	15,000	(366)
Receive a fixed rate equal to 0.900% and the Fund will pay to the counterparty at par in the event of default of Verizon Global Funding Corp. 4.250% due 09/15/2005.
Broker: Morgan Stanley Exp. 01/31/2003	50,000	(406)
Receive a fixed rate equal to 1.460% and the Fund will pay to the counterparty at par in the event of default of General Motors Acceptance Corp. 6.000% due 04/01/2011.
Broker: Credit Suisse First Boston Exp. 01/31/2003	25,000	(108)
Receive a fixed rate equal to 1.500% and the Fund will pay to the counterparty at par in the event of default of General Motors Acceptance Corp. 6.000% due 04/01/2011.
Broker: Goldman Sachs Exp. 01/31/2003	50,000	(199)
Receive a fixed rate equal to 0.850% and the Fund will pay to the counterparty at par in the event of default of Verizon Global Funding Corp. 6.750% due 12/01/2005.
Broker: Goldman Sachs Exp. 06/01/2003	50,000	(855)
Receive a fixed rate equal to 0.800% and the Fund will pay to the counterparty at par in the event of default of DaimlerChrysler North America Holding Corp. 7.200% due 09/01/2009.
Broker: Morgan Stanley Exp. 01/31/2003	25,000	(17)

See accompanying notes I 9.30.02 I	35

Schedule of Investments (Cont.)
Investment Grade Corporate Portfolio
September 30, 2002 (Unaudited)

Receive a fixed rate equal to 9.200% and the Fund will pay to the counterparty at par in the event of default of CIT Group, Inc. 7.750% due 04/02/2012.
Broker: Lehman Brothers, Inc. Exp. 11/15/2002	$20,000	$242
Receive a fixed rate equal to 10.000% and the Fund will pay to the counterparty at par in the event of default of CIT Group, Inc. 7.750% due 04/02/2012.
Broker: Morgan Stanley Exp. 06/17/2003	25,000	1,392
Receive a fixed rate equal to 2.000% and the Fund will pay to the counterparty at par in the event of default of TXU Corp. 6.375% due 06/15/2006.
Broker: Merrill Lynch Exp. 06/03/2003	25,000	(458)
Receive a fixed rate equal to 7.000% and the Fund will pay to the counterparty at par in the event of default of Williams Cos., Inc. 6.625% due 11/15/2004.
Broker: Goldman Sachs Exp. 12/01/2002	10,000	1
Receive a fixed rate equal to 2.900% and the Fund will pay to the counterparty at par in the event of default of Citizens Communications Co. 9.250% due 05/15/2011.
Broker: UBS—Warburg Exp. 12/15/2002	25,000	(200)
Receive a fixed rate equal to 1.350% and the Fund will pay to the counterparty at par in the event of default of Waste Management, Inc. 6.500% due 11/15/2008.
Broker: Morgan Stanley Exp. 12/15/2002	20,000	(103)
Receive a fixed rate equal to 6.000% and the Fund will pay to the counterparty at par in the event of default of Sprint Capital Corp. 6.375% due 05/01/2009.
Broker: Morgan Stanley Exp. 12/15/2002	10,000	(87)
Receive a fixed rate equal to 5.650% and the Fund will pay to the counterparty at par in the event of default of Dynegy Holdings, Inc. 8.750% due 02/15/2012.
Broker: Credit Suisse First Boston Exp. 03/11/2007	15,000	(8,375)
Receive a fixed rate equal to 3.700% and the Fund will pay to the counterparty at par in the event of default of Dynegy Holdings, Inc. 8.750% due 02/15/2012.
Broker: J.P. Morgan Chase & Co. Exp. 03/11/2007	10,000	(5,750)
Receive a fixed rate equal to 5.500% and the Fund will pay to the counterparty at par in the event of default of Dynegy Holdings, Inc. 6.875% due 04/01/2011.
Broker: Merrill Lynch Exp. 05/01/2003	20,000	(12,063)
Receive a fixed rate equal to 3.500% and the Fund will pay to the counterparty at par in the event of default of Dynegy Holdings, Inc. 6.875% due 04/01/2011.
Broker: Merrill Lynch Exp. 03/13/2007	5,000	(3,053)
Receive a fixed rate equal 3.000% and the Fund will pay to the counterparty at par in the event of default of Dynegy Holdings, Inc. 6.875% due 04/01/2011.
Broker: J.P. Morgan Chase & Co. Exp. 04/03/2007	10,000	(5,944)
Receive a fixed rate equal to 1.100% and the Fund will pay to the counterparty at par in the event of default of DaimlerChrysler North America Holding Corp. 7.750% due 01/18/2011.
Broker: J.P. Morgan Chase & Co. Exp. 03/31/2003	25,000	10
Receive a fixed rate equal to 0.980% and the Fund will pay to the counterparty at par in the event of default of DaimlerChrysler North America Holding Corp. 7.200% due 09/01/2009.
Broker: Morgan Stanley Exp. 12/15/2002	20,000	1
Receive a fixed rate equal to 3.000% and the Fund will pay to the counterparty at par in the event of default of Dynegy Holdings, Inc. 6.875% due 04/01/2011.
Broker: Merrill Lynch Exp. 05/15/2003	10,000	(4,575)

		$(69,250)

(j)	Short sales open at September 30, 2002 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

ChevronTexaco Capital Co.	3.500	09/17/2007	$10,000	$10,162	$9,975
U.S. Treasury Notes	3.250	08/15/2007	23,500	24,229	23,951
U.S. Treasury Notes	4.375	08/15/2012	3,050	3,244	3,199

				$37,635	$37,125

36	Semi-Annual Report I 9.30.02 I See accompanying notes

Schedule of Investments
High Yield Portfolio
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)
CORPORATE BONDS & NOTES 78.0%
Banking & Finance 12.0%
Bluewater Finance Ltd.
10.250% due 02/15/2012	$1,300	$1,228
Cedar Brakes II, LLC.
9.875% due 09/01/2013	1,233	906
Credit Links
9.400% due 06/14/2005	1,000	1,051
Finova Group, Inc.
7.500% due 11/15/2009 (a)	2,950	914
Golden State Holdings
7.125% due 08/01/2005	3,183	3,471
JET Equipment Trust
10.000% due 06/15/2012	600	294
7.630% due 08/15/2012	403	248
MDP Acquisition PLC
9.625% due 10/01/2012	1,400	1,389
Morgan Stanley, Dean Witter & Co.
1.277% due 05/01/2012	4,013	3,613
Qwest Capital Funding, Inc.
7.000% due 08/03/2009	1,500	675
7.250% due 02/15/2011	5,250	2,362
Reliance Group Holdings, Inc.
9.000% due 11/15/2049 (a)	1,009	50
Rotech Healthcare, Inc.
9.500% due 04/01/2012	200	188
Steers Credit Backed Trust
7.464% due 05/27/2003 (b)	1,100	1,100
Ventas Capital Corp.
8.750% due 05/01/2009	800	824
Wilmington Trust (Tucson)
10.732% due 01/01/2013 (c)	1,851	1,851

		20,164

Industrials 52.4%
Allied Waste North America, Inc.
7.875% due 01/01/2009	2,000	1,870
10.000% due 08/01/2009	1,450	1,341
American Cellular Corp.
9.500% due 10/15/2009	1,600	216
American Media Operation, Inc.
10.250% due 05/01/2009	800	832
AmeriGas Partners LP
8.830% due 04/19/2010	1,850	1,986
Arco Chemical Co.
9.375% due 12/15/2005	1,500	1,425
Armkel LLC
9.500% due 08/15/2009	500	530
Avecia Group PLC
11.000% due 07/01/2009	845	815
Beverly Enterprises, Inc.
9.000% due 02/15/2006	1,400	1,176
Cadmus Communications Corp.
9.750% due 06/01/2009	600	604
Canwest Media, Inc.
10.625% due 05/15/2011	1,150	1,205
Case Corp.
6.250% due 12/01/2003	2,190	2,125
CF Cable TV, Inc.
9.125% due 07/15/2007	1,051	1,113
Charter Communications Holdings LLC
8.250% due 04/01/2007	1,000	620
9.920% due 04/01/2011 (d)	3,000	1,410
Chesapeake Energy Corp.
9.000% due 08/15/2012	1,000	1,032
CMS Panhandle Holding Co.
6.500% due 07/15/2009	250	216
7.000% due 07/15/2029	300	224
Community Health Systems, Inc.
10.000% due 03/13/2007	1,500	1,605
Compass Minerals Group, Inc.
10.000% due 08/15/2011	400	426
Continental Airlines, Inc.
7.461% due 04/01/2015	858	806
7.373% due 12/15/2015	800	629
Crown Castle International Corp.
0.000% due 11/15/2007	200	137
10.750% due 08/01/2011	1,190	803
CSC Holdings, Inc.
7.625% due 04/01/2011	3,000	2,400
Dimon, Inc.
6.250% due 03/31/2007	1,000	852
Dresser, Inc.
9.375% due 04/15/2011	1,300	1,267
Echostar Communications Corp.
9.375% due 02/01/2009 (b)	2,100	2,026
Equistar Chemical/Funding
10.125% due 09/01/2008	950	855
Extended Stay America, Inc.
9.875% due 06/15/2011	1,200	1,164
Extendicare Health Services
9.350% due 12/15/2007	1,050	952
Fairpoint Communications, Inc.
6.358% due 05/01/2008 (b)	500	277
12.500% due 05/01/2010	200	121
Ferrellgas Partners LP
6.990% due 08/01/2005	1,000	1,026
8.750% due 06/15/2012	650	666
Flag Ltd.
8.250% due 01/30/2008 (a)	1,300	39
Fort James Corp.
6.700% due 11/15/2003	700	672
Garden State Newspapers
8.750% due 10/01/2009	1,200	1,191
Georgia-Pacific Corp.
8.125% due 05/15/2011	200	167
9.500% due 05/15/2022	900	699
8.875% due 05/15/2031	1,000	727
Giant Industries, Inc.
11.000% due 05/15/2012	500	352
Gray Television, Inc.
9.250% due 12/15/2011	800	820
H&E Equipment Services LLC
11.125% due 06/15/2012	800	636
HEALTHSOUTH Corp.
8.500% due 02/01/2008	200	151
8.375% due 10/01/2011	1,000	735
Hollinger Participation Trust
12.125% due 11/15/2010 (e)	494	432
Host Marriott LP
9.250% due 10/01/2007	1,000	995
Ingles Markets, Inc.
8.875% due 12/01/2011	750	686
Insight Midwest/Insight Capital
9.750% due 10/01/2009	1,595	1,412
ISP Chemco, Inc.
10.250% due 07/01/2011	1,350	1,350
Johnsondiversey, Inc.
9.625% due 05/15/2012	400	401
Jupiters Ltd.
8.500% due 03/01/2006	525	530
Kappa Beheer BV
10.625% due 07/15/2009	300	312
Leviathan Gas Corp.
10.375% due 06/01/2009	902	925
Limestone Electron Trust
8.625% due 03/15/2003	500	445
LIN Holdings Corp.
0.000% due 03/01/2008 (d)	1,000	992
Lyondell Chemical Co.
9.625% due 05/01/2007 (b)	200	185
Mail-Well Corp.
9.625% due 03/15/2012	900	626
Marsh Supermarkets, Inc.
8.875% due 08/01/2007	630	599
Mediacom Broadband LLC
11.000% due 07/15/2013	1,000	925
Midwest Generation LLC
8.300% due 07/02/2009	500	364

See accompanying notes I 9.30.02 I	37

Schedule of Investments (Cont.)
High Yield Portfolio
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

Millenium America, Inc.
9.250% due 06/15/2008	$450	$457
Newpark Resources, Inc.
8.625% due 12/15/2007	770	724
OM Group, Inc.
9.250% due 12/15/2011	550	545
PacifiCare Health Systems, Inc.
10.750% due 06/01/2009	1,900	1,886
PanAmSat Corp.
8.500% due 02/01/2012	2,300	1,852
Park Place Entertainment Corp.
8.875% due 09/15/2008	800	842
PharMerica, Inc.
8.375% due 04/01/2008	850	846
PSS World Medical, Inc.
8.500% due 10/01/2007	700	690
Quebecor Media, Inc.
11.125% due 07/15/2011	1,500	1,208
Qwest Corp.
8.875% due 03/15/2012	2,000	1,750
Riggs Capital Trust
8.625% due 12/31/2026	1,000	857
Rogers Cablesystems, Inc.
10.000% due 12/01/2007	800	800
Rogers Cantel, Inc.
8.800% due 10/01/2007 (b)	285	155
9.375% due 06/01/2008	1,000	735
Rural Cellular Corp.
9.625% due 05/15/2008	700	375
Safety-Kleen Corp.
9.250% due 06/01/2008 (a)	6,016	120
9.250% due 05/15/2009 (a)	2,958	118
SC International Services, Inc.
9.250% due 09/01/2007	750	510
Service Corp. International
6.875% due 10/01/2007	800	664
Sinclair Broadcast Group, Inc.
8.750% due 12/15/2011	400	415
Sonat, Inc.
7.625% due 07/15/2011	2,000	1,312
Station Casinos, Inc.
9.750% due 04/15/2007	400	417
TELUS Corp.
7.500% due 06/01/2007	900	738
Time Warner Telecom, Inc.
10.125% due 02/01/2011	600	255
Time Warner, Inc.
9.750% due 07/15/2008	500	218
9.125% due 01/15/2013	2,250	2,222
Tritel PCS, Inc.
12.750% due 05/15/2009 (d)	1,012	754
10.375% due 01/15/2011	1,825	1,597
Tyco International Group SA
6.250% due 06/15/2003	3,000	2,851
U.S. Airways, Inc.
9.625% due 09/01/2003	700	405
9.330% due 01/01/2006	154	88
United Air Lines, Inc.
7.730% due 07/01/2010	1,000	838
7.186% due 04/01/2011	589	493
7.783% due 01/01/2014	212	177
Vintage Petroleum, Inc.
8.250% due 05/01/2012	2,000	2,050
VoiceStream Wireless Corp.
10.375% due 11/15/2009	799	823
Williams Cos., Inc.
7.875% due 09/01/2021	2,000	1,130
7.750% due 06/15/2031	1,000	545
8.750% due 03/15/2032	3,000	1,755
Young Broadcasting, Inc.
8.750% due 06/15/2007	680	615
10.000% due 03/01/2011	815	738

		87,690

Utilities 13.6%
AES Corp.
9.375% due 09/15/2010	1,300	683
AT&T Canada, Inc.
10.625% due 11/01/2008 (b)	2,028	254
AT&T Corp.
8.000% due 11/15/2031	1,000	928
AT&T Wireless Services, Inc.
8.125% due 05/01/2012	100	77
Calpine Corp.
7.625% due 04/15/2006	2,550	1,109
CMS Energy Corp.
7.000% due 01/15/2005	2,050	1,600
Dynegy Holdings, Inc.
8.125% due 03/15/2005	1,800	603
Edison Mission Energy
10.000% due 08/15/2008	1,500	698
El Paso Corp.
7.750% due 01/15/2032	1,600	1,027
El Paso Energy Partners
8.500% due 06/01/2011	800	764
France Telecom SA
10.000% due 03/01/2031	1,800	1,997
Hanover Equipment Trust
8.500% due 09/01/2008	1,000	935
IPALCO Enterprises, Inc.
7.625% due 11/14/2011	650	561
Niagara Mohawk Power Co.
8.500% due 07/01/2010 (d)	1,000	1,051
PSEG Energy Holdings, Inc.
10.000% due 10/01/2009	1,250	1,014
Rogers Communication, Inc.
8.875% due 07/15/2007	1,000	815
SESI, LLC
8.875% due 05/15/2011	950	962
South Point Energy
8.400% due 05/30/2012	1,318	883
Sprint Capital Corp.
6.125% due 11/15/2008	500	332
7.625% due 01/30/2011	1,000	676
6.900% due 05/01/2019	1,000	586
6.875% due 11/15/2028	1,000	578
8.750% due 03/15/2032	3,300	2,214
Tesoro Petroleum Corp.
9.625% due 04/01/2012	1,400	791
TSI Telecommunication Services, Inc.
12.750% due 02/01/2009	850	727
WorldCom, Inc.—WorldCom Group
7.500% due 05/15/2011 (a)	2,000	250
6.950% due 08/15/2028 (a)	550	69
8.250% due 05/15/2031 (a)	4,500	563

		22,747

Total Corporate Bonds & Notes (Cost $155,530)		130,601

MORTGAGE-BACKED SECURITIES 0.5%
Collateralized Mortgage Obligations 0.5%
Red Mountain Funding Corp.
9.150% due 11/28/2027	1,210	880

Total Mortgage-Backed Securities (Cost $789)		880

ASSET-BACKED SECURITIES 2.8%
Centennial Cellular
4.760% due 05/31/2007 (b)	1,052	726
4.820% due 05/31/2007 (b)	323	222
5.070% due 11/30/2007 (b)	15	10
5.050% due 01/04/2008 (b)	77	53
5.060% due 01/04/2008 (b)	77	53
5.070% due 01/04/2008 (b)	77	53

38	Semi-Annual Report I 9.30.02 I See accompanying notes

	Principal Amount (000s)		Value (000s)

Centennial Puerto Rico
4.740% due 05/31/2007 (b)		$237	$163
4.820% due 05/31/2007 (b)		40	27
5.070% due 01/04/2008 (b)		77	53
5.070% due 01/04/2008 (b)		10	7
Charter Commercial Holdings LLC
4.610% due 03/31/2008 (b)		1,000	877
Nextel Partners, Inc.
5.187% due 06/30/2008 (b)		1,000	862
5.437% due 12/31/2008 (b)		1,000	862
Rural Cellular Corp.
5.040% due 04/03/2009 (b)		415	333
5.290% due 04/03/2009 (b)		415	333

Total Asset-Backed Securities (Cost $5,273)			4,634

SOVEREIGN ISSUES 5.1%
Republic of Brazil
3.062% due 04/15/2006 (b)		2,240	1,476
11.000% due 01/11/2012		1,900	860
8.000% due 04/15/2014		4,926	2,408
Republic of Panama
9.375% due 07/23/2012		500	485
5.000% due 07/17/2014		222	180
Republic of Peru
9.125% due 02/21/2012		1,500	1,226
Russian Federation
8.250% due 03/31/2010		800	799
5.000% due 03/31/2030		350	247
United Mexican States
6.250% due 12/31/2019		550	532
8.000% due 09/24/2022		300	286

Total Sovereign Issues (Cost $11,580)			8,499

FOREIGN CURRENCY-DENOMINATED ISSUES (i)(j) 0.7%
Kronos International, Inc.
8.875% due 06/30/2009	EC	650	625
Remy Cointreau S.A.
10.000% due 07/30/2005		450	470

Total Foreign Currency-Denominated Issues (Cost $1,036)			1,095

CONVERTIBLE BONDS & NOTES 1.3%
Industrials 1.3%
Elan Finance Corp. Ltd.
0.000% due 12/14/2018		$2,950	892
Jacor Communications, Inc.
0.000% due 02/09/2018		1,000	480
Roundy’s, Inc.
8.875% due 06/15/2012		900	882

Total Convertible Bonds & Notes (Cost $2,817)			2,254

PREFERRED STOCK 1.1%
	Shares
Fresenius Medical Care
7.780% due 02/01/2008		2,300	1,921

Total Preferred Stock (Cost $2,314)			1,921

SHORT-TERM INSTRUMENTS 7.8%
	Principal Amount (000s)
Commercial Paper 7.2%
TotalFinaElf SA
1.740% due 10/31/2002		$4,000	4,000
UBS Finance, Inc.
1.750% due 12/18/2002		8,000	8,000

			12,000

U.S. Treasury Bills 0.6%
1.634% due 11/14/2002—11/29/2002 (f)		1,000	998

Total Short-Term Instruments (Cost $12,998)			12,998

Total Investments 97.3% (Cost $192,337)			$162,882
Written Options (g) (0.4%) (Premiums $301)			(702)
Other Assets and Liabilities (Net) 3.1%			5,250

Net Assets 100.0%			$167,430

Notes to Schedule of Investments (amounts in thousands):

(a)	Security is in default.

(b)	Variable rate security. The rate listed is as of September 30, 2002.

(c)	Restricted security.

(d)	Security becomes interest bearing at a future date.

(e)	Payment-in-kind security.

(f)	Securities are grouped by coupon or range of coupons and represent a range of maturities.

(g)	Premiums received on written options:

Type	# of Contracts	Premium	Value

Put—OTC 3 Month LIBOR Interest Rate Swap Strike @ 7.000 Exp. 01/07/2005	3,800,000	$79	$65
Call—OTC 3 Month LIBOR Interest Rate Swap Strike @ 5.500 Exp. 01/07/2005	6,400,000	132	443
Call—OTC 3 Month LIBOR Interest Rate Swap Strike @ 5.000 Exp. 01/07/2005	3,800,000	90	194

		$301	$702

(h)	Short sales open at September 30, 2002 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

Republic of Venezuela	2.875	12/18/2007	$4,976	$3,757	$3,925

(i)	Foreign forward currency contracts outstanding at September 30, 2002:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized (Depreciation)

Sell	EC	1,156	11/2002	$(8)

(j)	Principal amount denoted in indicated currency

EC—Euro

See accompanying notes I 9.30.02 I	39

Schedule of Investments (Cont.)
High Yield Portfolio
September 30, 2002 (Unaudited)

(k)	Swap agreements outstanding at September 30, 2002:

Type	Unrealized Notional Amount	Appreciation/ (Depreciation)

Receive a fixed rate equal to 4.750% and the Fund will pay to the counterparty at par in the event of default of Corning, Inc. 6.000% due 11/08/2015
Broker: Morgan Stanley Exp. 02/04/2003	$2,500	$(35)
Received a fixed rate equal to 7.000% and the Fund will pay to the counterparty at par in the event of default of Williams Cos., Inc. 6.625% due 11/15/2004.
Broker: Goldman Sachs Exp. 12/01/2002	1,500	0
Receive a fixed rate equal to 7.500% and the Fund will pay to the counterparty at par in the event of default of CIT Group, Inc. 7.750% due 04/02/2012.
Broker: Morgan Stanley Exp. 06/19/2003	1,500	57
Receive a fixed rate equal to 1.200% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 2.750% due 06/17/2016.
Broker: J.P. Morgan Chase & Co. Exp. 05/24/2003	1,500	(6)
Receive a fixed rate equal to 3.000% and the Fund will pay to the counterparty at par in the event of default of Dynegy Holdings, Inc. 6.875% due 04/01/2011.
Broker: Merrill Lynch Exp. 05/15/2003	1,000	(457)
Receive a fixed rate equal to 0.900% and the Fund will pay to the counterparty at par in the event of default of Republic of Bulgaria 2.688% due 07/28/2011.
Broker: J.P. Morgan Chase & Co. Exp. 05/28/2003	1,500	(4)
Receive a fixed rate equal to 1.570% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Broker: Goldman Sachs Exp. 05/29/2003	1,500	(4)
Receive a fixed rate equal to 1.820% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 9.625% due 02/08/2011.
Broker: Goldman Sachs Exp. 11/30/2003	1,500	(13)
Receive a fixed rate equal to 2.100% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Broker: Goldman Sachs Exp. 11/30/2003	1,000	(16)
Receive a fixed rate equal to 1.770% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 9.625% due 02/08/2011.
Broker: Goldman Sachs Exp. 11/30/2003	1,000	(10)
Receive a fixed rate equal to 3.550% and the Fund will pay to the counterparty at par in the event of default of France Telecom SA 4.576% due 03/14/2003.
Broker: ABN AMRO Bank N.V. Exp. 06/03/2003	3,000	0
Receive a fixed rate equal to 7.500% and the Fund will pay to the counterparty at par in the event of default of Qwest Corp. 8.875% due 03/15/2012.
Broker: Morgan Stanley Exp. 06/05/2003	3,000	(143)
Receive a fixed rate equal to 2.000% and the Fund will pay to the counterparty at par in the event of default of Deutsche Telekom AG 5.250% due 05/20/2008.
Broker: UBS – Warburg Exp. 06/14/2003	3,000	(15)

		$(646)

40	Semi-Annual Report I 9.30.02 I See accompanying notes

Schedule of Investments
Mortgage Portfolio
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)
CORPORATE BONDS & NOTES 1.6%
Banking & Finance 1.2%
Bankers Trust Corp.
1.842% due 05/11/2003 (a)	$2,000	$2,003
Bear Stearns Cos., Inc.
2.148% due 03/28/2003 (a)	9,700	9,714
2.120% due 05/06/2003 (a)	1,300	1,300
2.058% due 05/16/2003 (a)	2,500	2,500
2.070% due 07/22/2003 (a)	3,200	3,193
2.317% due 06/01/2004 (a)	2,700	2,705
2.350% due 11/30/2004 (a)	6,200	6,200
Capital One Bank
3.077% due 01/27/2004 (a)	9,800	9,711
Finova Group, Inc.
7.500% due 11/15/2009 (b)	1,050	325
Ford Motor Credit Co.
2.530% due 06/23/2003 (a)	2,000	1,965
2.040% due 11/24/2003 (a)	3,000	2,910
2.210% due 07/19/2004 (a)	8,500	8,045
General Motors Acceptance Corp.
1.910% due 02/14/2003 (a)	4,500	4,477
1.820% due 07/20/2003 (a)	230	230
2.142% due 08/04/2003 (a)	900	888
2.670% due 03/22/2004 (a)	6,000	5,873
2.010% due 04/05/2004 (a)	1,000	969
2.010% due 04/05/2004 (a)	1,700	1,647
2.210% due 07/21/2004 (a)	200	193
2.544% due 09/20/2004 (a)	473	473
Household Bank
2.038% due 10/22/2003 (a)	7,000	6,920
Lehman Brothers Holdings, Inc.
2.260% due 04/04/2003 (a)	6,100	6,110
MBNA America Bank NA
2.150% due 12/10/2002 (a)	7,250	7,232
Morgan Stanley, Dean Witter & Co.
2.101% due 02/21/2003 (a)	1,500	1,501
Protective Life Funding Trust
2.210% due 01/17/2003 (a)	2,000	2,002
Racers
2.147% due 03/03/2003 (a)	8,200	8,204
2.591% due 04/01/2003 (a)	10,000	9,750
Salomon Smith Barney Holdings, Inc.
1.962% due 02/11/2003 (a)	1,200	1,201

		108,241

Industrials 0.2%
Conoco, Inc.
2.630% due 10/15/2002 (a)	12,700	12,703
Cox Enterprises, Inc.
2.722% due 05/01/2033 (a)	3,500	3,467
Delta Air Lines, Inc.
7.379% due 05/18/2010	1,725	1,823
TCI Communications, Inc.
2.520% due 03/11/2003 (a)	1,000	993

		18,986

Utilities 0.2%
Dominion Resources, Inc.
7.600% due 07/15/2003	5,000	5,160
Entergy Gulf States, Inc.
3.006% due 06/02/2003 (a)	1,100	1,100
France Telecom SA
2.457% due 03/14/2003 (a)	2,800	2,764
Hawaiian Electric Industries, Inc.
2.910% due 04/15/2003 (a)	3,000	3,004

		12,028

Total Corporate Bonds & Notes (Cost $ 140,777)		139,255

MUNICIPAL BONDS & NOTES 0.2%
Indiana 0.1%
Indiana State Housing Finance Authority Single Family Mortgage Revenue Bonds, Series 2000
7.340% due 07/01/2030	3,625	3,989

Kansas 0.0%
Sedgwick& Shawnee County, Kansas Single Family Revenue Bonds, (GNMA/FNMA COLL Insured), Series 2001
5.450% due 12/01/2011	1,945	2,245

Louisiana 0.0%
Louisiana Housing Finance Agency Mortgage Revenue Bonds, (GNMA Insured), Series 2000
7.330% due 12/01/2030	3,085	3,452

Massachusetts 0.0%
Massachusetts State Development Financial Agency Revenue Bonds, (GNMA Insured), Series 2000
9.000% due 06/20/2031	1,880	2,190

Missouri 0.1%
Missouri State Housing Development Community Revenue Bonds, (GNMA/FNMA Insured), Series 2001
6.000% due 03/01/2032	6,400	6,991

Texas 0.0%
Ennis Texas Economic Development Corporate Sales Tax Revenue Bonds, (FGIC Insured), Series 1999
0.000% due 08/01/2034	7,990	1,221

Total Municipal Bonds & Notes (Cost $ 17,689)		20,088

U.S. GOVERNMENT AGENCIES 0.3%
Federal Home Loan Bank
6.100% due 10/28/2013	1,000	1,003
Small Business Administration
7.449% due 08/01/2010	635	726
6.640% due 02/01/2011	5,321	5,881
8.000% due 07/01/2014	2,791	3,105
6.950% due 11/01/2016	3,465	3,893
7.060% due 11/01/2019	5,535	6,346
6.340% due 03/01/2021	4,570	5,074

Total U.S. Government Agencies (Cost $ 24,097)		26,028

MORTGAGE-BACKED SECURITIES 117.3%
Collateralized Mortgage Obligations 34.3%
ABN AMRO Mortgage Corp.
6.750% due 09/25/2028	3,085	3,097
6.300% due 04/25/2029	1,070	1,112
6.500% due 06/25/2029 (a)	2,100	2,241
Aetna Commercial Trust
7.100% due 12/26/2030	2,536	2,699
American Southwest Financial Securities Corp.
8.000% due 01/18/2009	937	1,094
7.248% due 11/25/2038 (a)	3,030	3,401
Amortizing Residential Collateral Trust
2.073% due 09/25/2030 (a)	1,204	1,202
Asset Securitization Corp.
1.000% due 02/14/2029	1,616	1,770
Aurora Loan Services
2.510% due 05/25/2030 (a)	725	727
Bank of America Large Loan, Inc.
2.110% due 01/27/2006 (a)	45,500	40,950
Bank of America Mortgage Securities, Inc.
6.250% due 07/25/2014	4,802	5,082
6.650% due 07/25/2028	130	130
6.500% due 04/25/2029	149	154
6.500% due 05/25/2029 (a)	7,500	7,994
7.250% due 10/25/2029	2,300	2,358
6.234% due 07/25/2031 (a)	8,468	8,621
7.019% due 06/20/2032 (a)	23,882	24,492
6.373% due 07/25/2032 (a)	4,684	4,807
5.819% due 10/20/2032 (a)	24,800	25,215
Bear Stearns Adjustable Rate Mortgage Trust
7.451% due 12/25/2030 (a)	145	146
7.491% due 12/25/2030 (a)	389	391
8.050% due 03/25/2031 (a)	1,552	1,593
6.340% due 09/25/2031 (a)	1,415	1,431

See accompanying notes I 9.30.02 I	41

Schedule of Investments (Cont.)
Mortgage Portfolio
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

6.688% due 09/25/2031 (a)	$1,565	$1,593
6.552% due 10/25/2031 (a)	19,943	20,260
6.485% due 11/25/2031 (a)	20,163	20,599
6.656% due 11/25/2031 (a)	426	438
6.184% due 12/25/2031 (a)	12,235	12,556
6.247% due 01/25/2032 (a)	36,729	37,203
6.800% due 01/25/2032 (a)	315	323
5.439% due 10/25/2032 (a)	9,400	9,529
Bear Stearns ALT-A Trust
5.700% due 03/25/2032 (a)	36,000	36,822
Bear Stearns Commercial Mortgage Securities, Inc.
6.730% due 05/20/2003	199	202
5.910% due 05/14/2008	199	214
7.000% due 05/20/2030 (a)	1,065	1,226
Bear Stearns Mortgage Securities, Inc.
6.800% due 05/25/2023 (a)	1,178	1,185
6.500% due 12/28/2023	5,200	5,500
6.500% due 08/25/2024	374	376
7.000% due 08/25/2024	3,000	3,018
6.390% due 06/25/2030 (a)	1,027	1,022
Capstead Securities Corp. IV
1.990% due 02/25/2025 (a)	23,097	23,097
Cendant Mortgage Corp.
6.750% due 05/18/2012	4,148	4,166
7.500% due 06/18/2030	4,439	4,523
2.310% due 07/25/2030 (a)	4,225	4,218
Chase Commercial Mortgage Securities Corp.
7.600% due 12/18/2005	454	466
7.198% due 01/15/2032	55	64
7.631% due 07/15/2032	95	113
Chase Mortgage Finance Corp.
6.750% due 11/25/2024	1,000	1,038
6.750% due 06/25/2028	2,000	2,073
6.500% due 07/25/2028	222	222
6.750% due 10/25/2028	22,675	22,930
6.100% due 02/25/2029	2,223	2,249
7.750% due 04/25/2030	2,129	2,159
7.750% due 04/25/2030	5,794	6,073
Citicorp Mortgage Securities, Inc.
5.338% due 12/01/2019 (a)	526	525
6.500% due 02/25/2024	2,529	2,660
6.250% due 08/25/2024	490	505
7.250% due 08/25/2027	4,949	5,069
6.750% due 09/25/2028	1,551	1,602
6.500% due 03/25/2029 (a)	6,000	6,374
7.500% due 10/25/2030	1,103	1,118
1.000% due 07/30/2032	80,000	80,000
2.240% due 08/25/2032 (a)	15,034	15,014
CMC Securities Corp.
6.500% due 11/25/2008	9,208	9,359
CMC Securities Corp. III
5.250% due 02/25/2009	3,961	3,984
CMC Securities Corp. IV—IA5
7.250% due 11/25/2027	1,157	1,174
CMC Securities Corp. IV—IA6
7.250% due 11/25/2027	2,892	2,936
CMC Securities Corp. IV—IIA6
7.250% due 11/25/2027	943	963
Collateralized Mortgage Securities Corp.
10.950% due 02/01/2014	845	845
Commercial Capital Access One, Inc.
6.298% due 11/15/2028	16,484	17,101
Commercial Mortgage Acceptance Corp.
5.800% due 03/15/2006	173	184
Commercial Mortgage Asset Trust
7.546% due 01/17/2010	100	118
6.640% due 09/17/2010	165	188
Countrywide Alternative Loan Trust
6.500% due 04/25/2031	24,598	25,107
Countrywide Funding Corp.
6.875% due 03/25/2024	2,000	2,042
Countrywide Home Loans
6.500% due 07/25/2013	5,732	6,008
6.050% due 04/25/2029	12,700	13,176
5.897% due 12/25/2031	7,302	7,407
5.986% due 03/19/2032 (a)	1,763	1,810
Countrywide Home Loans, Inc.
6.250% due 08/25/2014 (a)	1,024	1,084
6.068% due 07/19/2031 (a)	2,743	2,815
6.500% due 10/25/2031	4,128	4,163
Countrywide Mortgage Backed Securities, Inc.
6.500% due 06/25/2009	2,181	2,241
Countrywide Mortgage Backed Securities, Inc.—A12
6.750% due 03/25/2024	3,241	3,288
Countrywide Mortgage Backed Securities, Inc.—A14
6.750% due 03/25/2024	2,000	2,077
Credit-Based Asset Servicing & Securitization LLC
2.150% due 01/25/2032 (a)	20,955	20,940
CS First Boston Mortgage Securities Corp.
6.750% due 01/15/2008	2,818	2,844
7.290% due 09/15/2009	65	76
6.960% due 06/20/2029	351	355
9.000% due 04/25/2031	1,201	1,495
2.163% due 08/25/2031 (a)	2,584	2,569
2.810% due 08/25/2031 (a)	17,183	17,193
2.363% due 11/25/2031 (a)	3,383	3,390
2.460% due 11/25/2031 (a)	2,821	2,832
2.213% due 02/25/2032 (a)	18,478	18,451
2.060% due 04/25/2032 (a)	14,601	14,560
6.250% due 04/25/2032 (a)	868	891
2.200% due 05/25/2032 (a)	22,923	22,941
2.030% due 06/25/2032 (a)	183	182
2.010% due 07/25/2032 (a)	21,149	21,149
2.360% due 08/25/2033 (a)	1,300	1,300
6.400% due 01/17/2035	656	679
CS First Boston Mortgage Securities Corp.—A5
6.750% due 12/27/2028	3,772	3,933
CS First Boston Mortgage Securities Corp.—A6
6.750% due 12/27/2028	5,000	5,329
DLJ Mortgage Acceptance Corp.
7.580% due 02/12/2006 (a)	6,200	6,535
6.975% due 11/25/2023 (a)	272	273
7.907% due 10/25/2024 (a)	346	350
1.000% due 12/28/2026 (a)(c)	4,379	4,343
6.850% due 12/17/2027	241	249
6.250% due 02/25/2029	2,000	2,126
6.240% due 02/27/2029	285	287
6.500% due 05/19/2029	998	1,047
DVI Business Credit Receivable Corp. III
2.503% due 10/15/2003 (a)	6,150	6,174
Enterprise Mortgage Acceptance Co.
6.110% due 01/15/2025	311	313
E-Trade Bank Adjustable Rate Mortgage Trust
7.051% due 08/25/2031 (a)	11,838	11,917
E-Trade Bank Mortgage-Backed Securities Trust
7.037% due 09/25/2031	10,912	11,181
Fairfax Funding Trust
6.483% due 04/02/2013	250	278
Fannie Mae
6.270% due 09/25/2007	5,000	5,335
6.000% due 12/25/2007	49	0
6.500% due 05/25/2008	344	364
0.000% due 06/25/2008	1,554	1,460
6.500% due 06/25/2008	219	16
4.000% due 02/25/2009	440	446
6.500% due 02/25/2009	1,124	1,186
6.000% due 03/25/2009	333	358
6.500% due 07/18/2012	4,338	4,606
6.370% due 02/25/2013	2,655	2,922
6.250% due 12/25/2013	13,285	13,934
2.500% due 09/25/2016	25,684	25,682
8.750% due 11/25/2019	409	456
7.000% due 03/25/2020	575	616
6.350% due 06/25/2020	1,000	1,108
7.000% due 08/25/2020	91	97
9.500% due 11/25/2020	4,818	5,439
9.000% due 03/25/2021	761	856
6.500% due 05/25/2021	121	128
7.500% due 01/25/2022	743	754

42	Semi-Annual Report I 9.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

6.500% due 04/25/2022	$102	$108
7.000% due 06/25/2022	454	486
7.000% due 10/25/2022	987	1,085
7.800% due 10/25/2022	889	963
7.000% due 02/25/2023	890	928
6.000% due 03/25/2023	2,200	2,280
7.000% due 03/25/2023	423	435
7.500% due 03/25/2023	2,079	2,405
5.000% due 04/25/2023	230	233
2.912% due 05/25/2023	1,110	1,136
6.500% due 05/25/2023	2,108	2,132
6.000% due 08/25/2023	1,671	1,807
2.362% due 09/25/2023 (a)	4,017	4,021
2.460% due 09/25/2023	1,256	1,274
7.000% due 09/25/2023	1,874	2,079
7.000% due 10/25/2023	82	83
6.500% due 01/25/2024	6,961	7,105
7.000% due 04/25/2024	2,699	2,891
6.600% due 05/18/2025 (a)	1,256	1,270
7.500% due 11/17/2025 (a)	968	1,073
7.000% due 05/18/2026	2,179	2,234
7.500% due 11/20/2026	9,754	10,660
7.000% due 11/25/2026	3,023	3,328
7.000% due 12/25/2026	4,508	4,912
7.500% due 04/18/2027	2,633	2,856
2.343% due 09/18/2027 (a)	2,914	2,919
6.850% due 12/18/2027	4,000	4,325
7.000% due 12/20/2027	2,786	3,041
6.500% due 06/25/2028	7,500	7,728
6.000% due 07/18/2028	34,691	36,197
6.500% due 10/25/2028	3,888	4,129
5.000% due 11/25/2028	292	253
6.290% due 02/25/2029	1,500	1,608
2.270% due 10/18/2030 (a)	1,339	1,348
6.000% due 04/25/2031	6,837	6,690
6.300% due 06/25/2031	1,873	1,920
6.750% due 08/21/2031	12,131	12,565
6.500% due 10/25/2031	3,795	3,887
6.000% due 12/25/2031	6,214	6,374
2.180% due 06/25/2032 (a)	29,867	29,910
8.939% due 06/25/2032 (a)	2,439	2,700
6.390% due 05/25/2036	2,594	2,750
7.349% due 01/17/2037	224	260
6.500% due 06/17/2038	1,000	1,068
6.500% due 09/17/2038	6,307	6,969
Fannie Mae—CZ
6.500% due 02/25/2024	1,744	1,758
Fannie Mae—K
6.500% due 02/25/2024 (a)	3,500	3,830
Fannie Mae Grantor Trust
7.500% due 07/25/2028	1,881	2,024
FDIC Remic Trust
6.750% due 05/25/2026	16	16
Federal Agricultural Mortgage Corp.
8.314% due 04/25/2030	4,343	4,791
FFCA Secured Lending Corp.
7.130% due 08/18/2008	3,459	3,610
7.270% due 02/18/2011	10,135	10,824
7.850% due 10/18/2017	16,900	19,166
8.970% due 02/18/2020	4,000	4,618
First Boston Mortgage Securities Corp.
6.750% due 09/25/2006	154	157
First Horizon Asset Securities, Inc.
6.750% due 02/25/2031	3,405	3,515
First Nationwide Trust
6.500% due 03/25/2029	4,600	4,893
8.000% due 10/25/2030	2,568	2,634
2.413% due 09/25/2031 (a)	4,666	4,679
First Republic Mortgage Loan Trust
2.173% due 11/15/2031 (a)	42,679	42,679
2.982% due 11/15/2031 (a)	4,088	4,088
2.123% due 08/15/2032 (a)	93,279	93,279
Freddie Mac
7.000% due 05/15/2004	1,007	1,021
8.000% due 01/01/2005	15	16
8.000% due 03/01/2009	24	26
7.500% due 11/01/2010	15,057	15,909
5.000% due 06/15/2016	78,875	80,960
4.500% due 02/15/2017	17,384	17,832
4.097% due 05/01/2017 (a)	305	310
6.000% due 11/15/2017	6,202	6,358
2.543% due 11/25/2017 (a)	14,750	14,750
9.050% due 06/15/2019	520	536
6.000% due 08/15/2020	2,427	2,449
7.000% due 11/15/2020	569	580
9.000% due 12/15/2020	501	519
9.500% due 12/15/2020	1,608	1,659
9.000% due 02/15/2021	2,609	2,773
6.500% due 03/15/2021	1,329	1,362
5.750% due 05/15/2021	1,108	1,115
7.000% due 09/15/2021	690	713
6.000% due 10/15/2022	450	467
6.500% due 12/17/2022	793	844
7.000% due 05/15/2023	351	391
7.000% due 07/15/2023	3,165	3,414
7.000% due 07/15/2023	730	794
7.500% due 07/15/2023 (a)	2,281	2,409
6.250% due 09/15/2023	6,606	6,921
6.500% due 11/25/2023	3,546	3,600
6.000% due 12/15/2023	417	419
6.250% due 12/15/2023	261	277
8.800% due 12/15/2023 (a)	175	178
6.500% due 01/15/2024	90	98
6.800% due 02/15/2024	1,580	1,621
6.500% due 03/15/2024	1,735	1,841
6.250% due 07/15/2024	2,255	2,310
8.500% due 03/15/2025	2,295	2,446
7.000% due 01/01/2026	123	129
2.130% due 02/15/2026 (a)	47,529	47,799
6.000% due 08/15/2026	3,900	4,054
1.953% due 09/15/2026 (a)	578	573
2.325% due 09/15/2026 (a)	3,258	3,268
6.000% due 09/15/2026	7,518	7,931
6.250% due 11/15/2026	2,200	2,299
6.500% due 06/15/2027	2,811	2,990
6.500% due 12/15/2027	2,177	2,300
6.500% due 01/15/2028	2,707	2,868
2.323% due 02/15/2028 (a)	2,295	2,301
6.250% due 03/15/2028	3,000	3,176
6.500% due 04/15/2028	2,000	2,129
6.000% due 05/15/2028	10,294	10,553
6.500% due 06/15/2028	1,976	2,111
6.500% due 06/15/2028	5,269	5,602
6.500% due 07/15/2028	2,620	2,783
6.000% due 11/25/2028	1,052	1,073
6.000% due 12/15/2028	4,000	4,162
6.000% due 12/15/2028	6,227	6,272
6.250% due 12/15/2028	2,285	2,341
6.000% due 01/15/2029	2,491	2,479
6.500% due 03/15/2029 (a)	5,200	5,526
7.000% due 03/15/2029	1,342	1,345
6.500% due 04/15/2029	1,241	1,312
6.500% due 07/01/2029	1,913	1,986
2.173% due 12/15/2029 (a)	3,643	3,650
7.500% due 02/01/2030	116	122
2.023% due 03/15/2031 (a)	3,933	3,947
6.500% due 05/15/2031	2,181	2,297
6.500% due 07/15/2031	6,471	6,626
6.500% due 08/15/2031	6,973	7,187
7.000% due 09/17/2031	3,634	4,024
2.273% due 12/15/2031 (a)	3,563	3,566
4.617% due 08/15/2032 (a)	6,755	6,672
Freddie Mac—Z
6.500% due 08/15/2028	1,042	1,104
Freddie Mac—ZC
6.500% due 08/15/2028	2,592	2,677
General Electric Capital Mortgage Services, Inc.
7.000% due 11/25/2007	1,660	1,684
6.000% due 01/25/2009	2,130	2,176
6.750% due 03/25/2011	1,135	1,146
See accompanying notes I 9.30.02 I	43

Schedule of Investments (Cont.)
Mortgage Portfolio
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

6.250% due 04/25/2014	$2,820	$2,983
6.500% due 09/25/2023	1,000	1,021
6.500% due 11/25/2023	17,000	17,212
6.500% due 02/25/2024	4,000	4,176
6.500% due 03/25/2024	18,760	19,018
7.250% due 05/25/2026	4,255	4,337
7.500% due 03/25/2027	5,412	5,437
7.000% due 10/25/2027	1,948	1,969
7.000% due 10/25/2027	6,106	6,190
6.750% due 03/25/2028	600	622
6.500% due 05/25/2029	5,800	6,125
6.250% due 07/25/2029 (a)	1,500	1,543
7.750% due 04/25/2030	2,000	2,033
German American Capital Corp.
7.000% due 08/12/2010	7,809	8,767
GMAC Commercial Mortgage Corp.
2.270% due 02/20/2003 (a)	371	371
2.200% due 09/20/2005 (a)	10,100	10,103
GMAC Commercial Mortgage Securities, Inc.
3.970% due 09/11/2006 (a)	2,500	2,400
7.151% due 02/15/2008 (a)	10,576	11,254
6.420% due 08/15/2008	2,834	3,185
6.700% due 05/15/2030	3,450	3,821
6.570% due 09/15/2033	1,326	1,443
Golden Mortgage Loan
7.875% due 02/25/2031 (a)	3,966	3,946
Goldman Sachs Mortgage Corp.
6.624% due 05/03/2018	8,000	8,887
Government Lease Trust
4.000% due 05/18/2011	4,400	4,140
6.480% due 05/18/2011	1,000	1,129
Government National Mortgage Association
8.000% due 11/01/2013	3,760	4,339
8.000% due 12/20/2014	4,500	4,670
2.373% due 12/16/2025 (a)	6,069	6,086
6.500% due 06/20/2028	5,000	5,316
7.500% due 08/20/2028	5,037	5,543
6.500% due 09/20/2028	4,512	4,747
7.000% due 02/16/2029	3,000	3,147
6.250% due 03/16/2029	5,000	5,308
6.500% due 03/20/2029 (a)	2,400	2,552
6.500% due 04/20/2029	3,744	3,981
6.000% due 05/20/2029	4,395	4,438
7.000% due 01/16/2030	3,553	3,672
8.000% due 01/16/2030	2,474	2,711
2.323% due 02/16/2030 (a)	5,112	5,137
8.000% due 03/20/2030	2,000	2,168
2.273% due 10/16/2030 (a)	1,095	1,095
2.123% due 01/16/2031 (a)	812	814
2.223% due 06/16/2031	8,759	8,766
2.023% due 02/16/2032 (a)	1,601	1,609
6.500% due 06/01/2032	762	798
2.170% due 06/20/2032 (a)	11,045	11,015
6.675% due 07/16/2040	4,835	5,338
6.750% due 10/16/2040	5,439	6,180
6.923% due 03/16/2041	1,616	1,791
Government National Mortgage Association—PH
7.500% due 02/20/2030	2,600	2,804
Government National Mortgage Association—Z
7.500% due 02/20/2030	1,603	1,799
GS Mortgage Securities Corp.
6.526% due 08/15/2011	5,500	6,207
6.044% due 08/15/2018	5,080	5,641
GSR Mortgage Loan Trust
2.310% due 07/25/2032 (a)	28,985	29,031
GSRPM Mortgage Loan Trust
2.210% due 11/25/2031 (a)	44,809	44,809
Guardian Savings & Loan Association
7.792% due 07/25/2019 (a)	23	23
G-Wing Ltd.
3.210% due 11/06/2003 (a)	2,046	2,046
4.460% due 05/06/2004 (a)	10,300	10,259
Headlands Mortgage Securities, Inc.
7.155% due 12/25/2012 (a)	221	225
Hilton Hotel Pool Trust
7.055% due 01/03/2010	14,882	16,831
2.220% due 10/03/2010 (a)	40,000	40,000
2.320% due 10/03/2010 (a)	23,000	23,000
Holmes Financing PLC
3.060% due 07/15/2040 (a)	10,000	9,976
3.160% due 07/15/2040 (a)	11,750	11,794
Host Marriott Pool Trust
7.970% due 08/03/2009	16,990	19,943
Housing Securities, Inc.
6.500% due 07/25/2009	254	263
J.P. Morgan Chase Commercial Mortgage Finance Corp.
2.103% due 04/15/2010 (a)	601	601
IMPAC CMB Trust
2.380% due 12/15/2030 (a)	21,341	21,421
2.190% due 06/25/2031 (a)	8,438	8,435
2.093% due 11/25/2031 (a)	1,948	1,942
2.470% due 11/25/2031 (a)	8,290	8,204
LB-UBS Commercial Mortgage Trust
6.133% due 12/15/2030	470	521
Long Beach Commercial Conduit Mortgage Trust
6.480% due 01/18/2008	150	166
Long Beach Mortgage Loan Trust
8.396% due 01/20/2017 (a)	6,293	6,801
4.000% due 06/25/2033	78,840	5,421
LTC Commercial Mortgage
6.029% due 05/28/2030	1,411	1,490
Mellon Residential Funding Corp.
6.350% due 06/25/2028	1,926	1,929
6.400% due 06/25/2028	1,250	1,263
6.600% due 06/26/2028	1,000	1,020
Merrill Lynch Mortgage Investors, Inc.
6.050% due 10/15/2008	1,457	1,483
1.000% due 07/12/2019	88,835	7,334
6.589% due 06/15/2021 (a)	698	733
7.051% due 12/26/2025	192	196
6.950% due 06/18/2029 (a)	1,072	1,105
6.220% due 02/15/2030	1,040	1,096
6.000% due 03/25/2031 (a)	5,110	5,151
Morgan Stanley Capital I
5.990% due 03/15/2005	151	155
7.328% due 01/16/2006	1,047	1,078
6.190% due 01/15/2007	3,697	3,953
7.460% due 02/15/2020	2,211	2,228
10.030% due 08/15/2023	1,506	1,517
6.860% due 07/15/2029 (a)	617	637
Morgan Stanley Mortgage Trust
7.000% due 07/20/2021	252	253
Mortgage Capital Funding, Inc.
6.663% due 01/18/2008	4,935	5,581
NationsBanc Montgomery Funding Corp.
6.500% due 07/25/2028	3,000	3,208
Nationslink Funding Corp.
6.654% due 02/10/2006	27,500	29,874
2.160% due 04/10/2007 (a)	1,603	1,608
Norwest Asset Securities Corp.
6.250% due 06/25/2014	3,135	3,317
6.250% due 08/25/2028	69	69
6.250% due 12/25/2028	4,531	4,698
6.250% due 05/25/2029	500	524
6.750% due 05/25/2029	8,057	8,151
6.000% due 07/25/2029	5,600	5,842
6.500% due 10/25/2029	5,804	6,140
7.000% due 11/25/2029	4,847	5,058
7.250% due 02/25/2030	3,257	3,391
Norwest Integrated Structured Assets, Inc.
7.000% due 06/25/2028	6,500	6,733
Paine Webber Mortgage Acceptance Corp.
6.500% due 06/25/2008	331	330
6.750% due 04/25/2024	830	824
PHH Mortgage Services Corp.
7.177% due 11/18/2027 (a)	2,762	2,919
PNC Mortgage Acceptance Corp.
7.520% due 07/15/2008	952	1,070

44	Semi-Annual Report I 9.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

PNC Mortgage Securities Corp.
7.000% due 12/25/2027	$2,967	$3,023
6.750% due 09/25/2028	3,216	244
6.750% due 10/25/2028	7,133	7,478
6.750% due 04/25/2029	4,580	4,722
7.250% due 10/25/2029	2,469	2,560
2.490% due 12/25/2030 (a)	8,721	8,748
7.430% due 05/25/2040 (a)	85	86
Prudential Home Mortgage Securities
7.000% due 01/25/2008	600	599
6.500% due 07/25/2008	5,000	5,067
7.500% due 07/25/2010	913	912
7.500% due 02/25/2023	5,512	5,504
6.750% due 11/25/2023	714	723
6.800% due 05/25/2024	4,424	4,836
Prudential Securities Secured Financing Corp.
6.074% due 01/15/2008 (a)	3,606	3,877
7.000% due 09/25/2020	237	238
Resecuritization Mortgage Trust
6.750% due 06/19/2028	1,926	2,077
6.500% due 04/19/2029	1,110	1,135
Residential Accredit Loans, Inc.
7.250% due 06/25/2027 (a)	1,735	1,767
6.750% due 06/25/2029	3,000	3,151
7.750% due 10/25/2029	926	950
7.500% due 11/25/2029	3,137	3,153
Residential Asset Securitization Trust
6.500% due 09/25/2014 (a)	3,225	3,361
6.250% due 11/25/2028	4,000	4,097
6.500% due 03/25/2029	1,752	1,763
8.000% due 05/25/2030	5,428	5,488
7.130% due 07/25/2031	5,000	5,382
Residential Funding Mortgage Securities I, Inc.
7.000% due 05/25/2012 (a)	266	267
6.500% due 12/25/2012	7,767	7,985
6.500% due 04/25/2013	1,397	1,439
6.250% due 03/25/2014	838	884
6.500% due 12/25/2023	9,468	9,823
7.000% due 03/25/2026	3,259	3,341
7.000% due 10/25/2027 (a)	3,040	3,085
7.000% due 11/25/2027	4,590	4,647
7.000% due 12/25/2027	2,831	2,898
6.750% due 03/25/2028	2,000	2,069
6.750% due 05/25/2028	2,009	2,027
6.750% due 06/25/2028	3,700	3,848
6.750% due 07/25/2028	1,325	1,323
6.250% due 11/25/2028	6,000	6,269
6.500% due 01/25/2029	1,000	1,056
6.500% due 03/25/2029	5,000	5,304
6.500% due 04/25/2029	7,600	8,051
6.500% due 05/25/2029	1,148	1,168
7.500% due 11/25/2029	4,550	4,609
7.500% due 11/25/2030	0	0
7.500% due 12/25/2030	706	714
6.316% due 06/25/2031 (a)	3,788	3,828
5.691% due 09/25/2032	35,000	35,634
Residential Mortgage Securities
2.110% due 02/09/2028 (a)	21,240	21,240
Resolution Trust Corp.
7.141% due 05/25/2029 (a)	826	832
RMF Commercial Mortgage Securities, Inc.
6.751% due 01/15/2019 (a)	4,265	4,573
7.100% due 11/28/2027 (a)	1,152	1,160
Saco I, Inc.
2.243% due 09/25/2040 (a)	2,606	2,605
Salomon Brothers Mortgage Securities VII, Inc.
7.235% due 11/25/2022 (a)	140	140
2.193% due 04/25/2029 (a)	1,231	1,231
2.113% due 06/25/2029 (a)	250	247
2.213% due 09/25/2029 (a)	67	67
7.606% due 11/25/2030	477	480
2.440% due 06/25/2032 (a)	2,166	2,166
Securitized Asset Sales, Inc.
7.410% due 09/25/2024 (a)	175	175
Security National Mortgage Loan Trust
3.070% due 12/25/2010	22,850	22,897
Security Pacific National Bank
6.749% due 09/25/2019 (a)	207	207
Sequoia Mortgage Trust
2.200% due 10/20/2027 (a)	35,700	35,700
2.120% due 08/20/2032 (a)	3,972	3,972
Shearson Lehman Securities
6.438% due 10/01/2018 (a)	2,486	2,507
SLH Mortgage Trust
9.600% due 03/25/2021	38	38
Small Business Administration
6.343% due 03/10/2012	700	764
Starwood Commercial Mortgage Trust
6.600% due 02/03/2009	6,892	7,499
6.920% due 02/03/2009	1,000	1,122
Strategic Hotel Capital, Inc.
3.623% due 04/15/2011 (a)	1,996	1,996
4.223% due 04/15/2011 (a)	11,975	11,975
Structured Asset Mortgage Investments, Inc.
8.000% due 10/25/2007	531	558
6.568% due 05/25/2022 (a)	8,927	8,563
6.871% due 06/25/2028 (a)	4,350	4,611
7.000% due 07/28/2028	7,451	7,466
7.203% due 02/25/2030 (a)	2,490	2,590
2.324% due 07/19/2032 (a)	6,930	6,930
2.154% due 09/19/2032 (a)	68,929	68,929
2.310% due 09/19/2032 (a)	9,900	9,900
Structured Asset Notes Transactions Ltd.
6.650% due 08/30/2005 (a)	584	575
Structured Asset Securities Corp.
7.500% due 07/25/2016	928	955
2.110% due 10/25/2027 (a)	4,321	4,318
7.000% due 12/25/2027 (a)	3,224	3,281
7.750% due 02/25/2028	3,438	3,591
6.750% due 07/25/2029	2,365	2,415
2.410% due 03/25/2031 (a)	6,948	6,981
2.263% due 05/25/2031 (a)	639	641
7.000% due 11/25/2031	16,313	17,050
6.250% due 01/25/2032 (a)	30,310	31,130
2.310% due 07/25/2032 (a)	6,072	6,081
2.500% due 08/25/2032 (a)	9,888	9,888
6.375% due 08/25/2032	28,386	29,144
2.860% due 01/25/2033 (a)	7,000	6,874
TMA Mortgage Funding Trust
2.193% due 01/25/2029 (a)	2,101	2,101
Union Planters Mortgage Finance Corp.
6.600% due 01/25/2028	3,942	3,989
Vendee Mortgage Trust
6.500% due 03/15/2029	2,500	2,667
Washington Mutual
4.170% due 04/25/2032 (a)	4,053	4,069
Washington Mutual Mortgage Securities Corp.
6.350% due 02/25/2031 (a)	13,070	13,270
6.010% due 04/25/2031 (a)	22,879	23,274
7.250% due 07/25/2031	9,128	9,710
5.243% due 10/25/2032 (a)	1,108	1,133
6.500% due 10/25/2032	27,037	27,753
Washington Mutual, Inc.
6.006% due 10/19/2039 (a)	13,000	13,354
6.398% due 10/19/2039 (a)	24,326	24,851
6.583% due 10/19/2039 (a)	20,078	19,648
6.601% due 10/19/2039 (a)	3,212	3,254
5.277% due 12/25/2040 (a)	4,781	4,844
4.598% due 01/25/2041 (a)	438	445
Wells Fargo Mortgage-Backed Securities Trust
6.750% due 05/25/2031	49	50
6.500% due 12/25/2031	14,425	14,851
4.972% due 09/25/2032 (a)	84,781	86,013

		3,029,194

Fannie Mae 33.8%
1.000% due 09/01/2027 (a)	327	346
1.000% due 07/01/2017—12/01/2040 (a)(d)	10,371	10,857
3.266% due 10/01/2011 (a)	42,880	42,870
3.884% due 09/01/2017 (a)	760	764

See accompanying notes I 9.30.02 I	45

Schedule of Investments (Cont)
Mortgage Portfolio
September 30, 2002 (Unaudited)
	Principal Amount (000s)	Value (000s)

4.020% due 02/01/2017-03/01/2017 (a)(d)	$28	$29
4.022% due 07/01/2026-09/01/2026 (a)(d)	204	208
4.032% due 08/01/2026 (a)	136	139
4.041% due 07/01/2027 (a)	156	159
4.043% due 03/01/2026 (a)	133	136
4.068% due 09/01/2040 (a)	2,112	2,167
4.090% due 11/01/2017 (a)	25	26
4.097% due 11/01/2015-10/01/2031 (a)(d)	1,080	1,103
4.100% due 09/01/2027 (a)	21	22
4.132% due 02/01/2017 (a)	808	832
4.250% due 03/01/2028 (a)	35	36
4.252% due 08/01/2029 (a)	391	400
4.320% due 05/01/2036 (a)	17,961	18,380
4.415% due 06/01/2029 (a)	92	94
4.460% due 05/01/2036 (a)	170	174
4.500% due 06/01/2025 (a)	16	17
4.541% due 05/01/2036 (a)	127	131
4.546% due 01/01/2028 (a)	74	76
4.558% due 08/01/2024 (a)	19	20
4.650% due 08/01/2008	17,789	17,441
4.690% due 05/01/2019	843	864
4.737% due 01/01/2029 (a)	108	111
4.816% due 04/01/2032 (a)	189	196
4.825% due 04/01/2025	230	236
4.835% due 03/01/2018	42	43
4.902% due 05/01/2019	54	56
4.973% due 04/01/2030 (a)	199	205
4.982% due 07/01/2024 (a)	8	9
4.988% due 09/01/2024 (a)	40	41
4.996% due 01/01/2024 (a)	57	59
5.000% due 01/01/2014-10/01/2024 (d)	15,038	15,356
5.082% due 05/01/2026 (a)	173	179
5.116% due 06/01/2023 (a)	297	304
5.180% due 06/01/2029 (a)	388	403
5.230% due 10/01/2016	214	219
5.260% due 02/01/2032 (a)	27,966	28,798
5.282% due 11/01/2025 (a)	555	569
5.462% due 09/01/2030 (a)	372	385
5.500% due 03/01/2017-11/14/2032 (d)	1,940,501	1,995,359
5.511% due 09/01/2020 (a)	109	112
5.595% due 02/01/2024 (a)	152	158
5.705% due 11/01/2025 (a)	498	512
5.743% due 03/01/2024 (a)	115	119
5.750% due 07/01/2029 (a)	16	17
5.795% due 11/01/2024 (a)	11	11
5.800% due 11/01/2011	1,982	2,223
5.802% due 05/01/2027 (a)	1,123	1,160
5.824% due 07/01/2024 (a)	218	224
5.875% due 06/01/2017	15	15
5.934% due 12/01/2031	3,570	3,933
5.955% due 09/01/2023	205	211
5.995% due 12/01/2017 (a)	539	543
6.000% due 04/01/2004-10/15/2032 (d)	552,998	574,079
6.072% due 11/01/2023 (a)	143	147
6.099% due 02/01/2027 (a)	511	527
6.130% due 08/01/2005	2,909	3,126
6.152% due 04/01/2030 (a)	2,208	2,284
6.155% due 05/01/2032 (a)	63,681	65,869
6.160% due 05/01/2008	988	1,029
6.200% due 12/01/2024 (a)	238	244
6.250% due 07/01/2003-12/01/2022 (d)	125	128
6.262% due 02/01/2009	19,056	20,934
6.281% due 08/01/2029 (a)	172	179
6.330% due 05/01/2028 (a)	148	155
6.374% due 11/01/2023 (a)	42	43
6.410% due 08/01/2016	1,050	1,201
6.440% due 02/01/2030 (a)	3,956	4,124
6.450% due 05/01/2008-09/01/2016 (d)	6,686	7,630
6.500% due 12/01/2003-10/15/2032 (d)	83,690	86,676
6.645% due 01/01/2007	564	632
6.703% due 08/01/2028	1,532	1,742
6.750% due 11/01/2007	32	33
6.761% due 01/01/2027 (a)	590	615
6.810% due 08/01/2004	496	523
6.839% due 02/01/2018 (a)	1,071	1,137
6.900% due 09/01/2009	1,067	1,247
6.982% due 06/01/2007	1,087	1,223
6.988% due 08/01/2030 (a)	1,809	1,901
6.991% due 01/01/2030 (a)	4,917	5,132
7.000% due 06/01/2003-10/15/2032 (d)	22,966	23,986
7.040% due 03/01/2007	213	242
7.052% due 08/01/2009	2,726	3,171
7.187% due 04/01/2003 (a)	20	20
7.235% due 10/01/2003	231	237
7.250% due 02/01/2009-10/01/2011 (d)	158	165
7.310% due 07/01/2003	231	234
7.382% due 03/01/2030 (a)	5,449	5,770
7.400% due 10/01/2006	1,884	2,150
7.430% due 01/25/2023	3,348	3,450
7.491% due 08/01/2014 (a)	50	53
7.500% due 12/01/2012-10/15/2032 (d)	9,219	9,779
7.530% due 01/01/2009	1,330	1,574
7.730% due 01/01/2025	3,966	4,282
7.750% due 02/01/2008	76	79
8.000% due 07/01/2007-08/01/2030 (d)	378	399
8.500% due 04/01/2008-11/01/2026 (d)	1,888	2,030
9.000% due 03/01/2010-06/01/2027 (d)	2,076	2,265
9.250% due 05/01/2010	65	69
9.500% due 11/01/2010-04/01/2025 (d)	348	384
10.000% due 04/01/2020	221	256
15.500% due 10/01/2012	4	5
15.750% due 12/01/2011	2	2

		2,992,219

Federal Housing Administration 1.2%
1.000% due 07/01/2018 (a)	632	651
6.875% due 12/01/2016	620	620
6.896% due 07/01/2020	586	583
7.350% due 01/01/2031	3,597	3,906
7.400% due 02/01/2019-02/01/2021 (d)	2,901	2,950
7.430% due 10/01/2018-07/01/2025 (d)	62,144	63,723
7.450% due 05/01/2021	436	444
7.500% due 12/01/2030-09/01/2034 (d)	3,625	3,903
7.590% due 12/01/2017	3,692	3,863
7.625% due 12/01/2016	104	107
7.630% due 09/01/2039-05/01/2040 (d)	9,683	10,884
7.750% due 05/01/2028	928	1,041
8.530% due 02/01/2039	3,063	3,465
8.875% due 06/01/2035	5,856	6,581

		102,721

Freddie Mac 5.5%
1.000% due 04/01/2018-02/01/2031 (a)(d)	3,108	3,181
4.097% due 09/01/2018 (a)	1,057	1,075
4.272% due 08/01/2018 (a)	329	335
4.375% due 03/01/2017 (a)	45	45
4.603% due 07/01/2019 (a)	738	754
4.695% due 07/01/2027 (a)	931	966
4.823% due 06/01/2022 (a)	31	32
5.057% due 12/01/2029 (a)	4,165	4,261
5.097% due 11/01/2027 (a)	845	870
5.140% due 04/01/2027 (a)	185	192
5.250% due 02/01/2017-05/01/2023 (a)(d)	68	69
5.255% due 07/01/2028 (a)	5,319	5,510
5.294% due 11/01/2029 (a)	10,830	11,204
5.327% due 05/01/2025 (a)	229	234
5.340% due 01/01/2028 (a)	16,926	17,575
5.438% due 10/01/2023 (a)	6,038	6,049
5.500% due 11/01/2028-11/14/2032 (d)	278,609	281,231
5.581% due 09/01/2028 (a)	466	481
5.625% due 01/01/2017 (a)	40	40
5.650% due 04/01/2025 (a)	189	193
5.750% due 02/01/2029 (a)	1,948	2,012
5.871% due 09/01/2024 (a)	198	203
5.907% due 07/01/2019 (a)	149	153
5.908% due 05/01/2032 (a)	53,419	55,635
5.940% due 03/01/2027 (a)	185	189
6.000% due 09/01/2006-10/15/2032 (d)	10,961	11,193
6.043% due 07/01/2029 (a)	3,041	3,169
6.048% due 06/01/2024 (a)	197	202

46	Semi-Annual Report I 9.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

6.164% due 10/01/2024 (a)	$599	$615
6.220% due 05/01/2032 (a)	4,445	4,627
6.250% due 04/01/2003 (d)	1	1
6.255% due 10/01/2024 (a)	410	420
6.318% due 10/01/2023 (a)	425	437
6.341% due 02/01/2027 (a)	1,734	1,788
6.347% due 01/01/2028 (a)	708	731
6.350% due 09/01/2026 (a)	1,276	1,311
6.460% due 09/01/2025 (a)	114	118
6.500% due 03/01/2005-10/15/2032 (d)	47,378	49,163
6.634% due 09/01/2027 (a)	1,213	1,262
6.775% due 11/01/2003	23	23
6.828% due 10/01/2027 (a)	526	550
6.964% due 12/01/2026 (a)	387	408
7.000% due 09/01/2006-10/01/2029 (d)	248	259
7.059% due 04/15/2030 (a)	289	306
7.079% due 03/01/2029 (a)	700	735
7.141% due 09/01/2027 (a)	891	940
7.450% due 03/25/2022	1,024	1,041
7.500% due 07/01/2009-07/01/2031 (d)	3,868	4,084
7.645% due 05/01/2025	6,389	7,561
8.000% due 05/01/2008-09/01/2030 (d)	865	928
8.250% due 06/01/2008-12/01/2008 (d)	200	212
8.500% due 07/01/2008-08/01/2027 (d)	858	918
9.500% due 07/01/2004-06/01/2021 (d)	242	262
10.000% due 07/01/2005-12/01/2005 (d)	84	88
10.250% due 05/01/2009	1	2
10.750% due 09/01/2009-05/01/2010 (d)	7	8

		485,851

Government National Mortgage Association 42.1%
1.000% due 11/20/2020-12/23/2032 (a)(d)	42,367	42,475
4.000% due 10/24/2032	40,000	40,175
4.250% due 05/20/2030-06/20/2030 (a)(d)	668	682
4.500% due 05/20/2028-05/20/2030 (a)(d)	101,337	103,819
5.000% due 04/20/2028-05/20/2030 (a)(d)	23,312	23,944
5.250% due 01/20/2028-02/20/2031 (a)(d)	17,176	17,558
5.375% due 05/20/2017-05/20/2028 (a)(d)	55,029	56,743
5.500% due 08/20/2028-11/20/2032 (a)(d)	127,974	130,391
6.000% due 12/15/2008-10/23/2032 (a)(d)	660,136	682,263
6.250% due 05/20/2030-01/20/2031 (a)(d)	7,620	7,826
6.375% due 04/20/2017-05/20/2028 (a)(d)	3,750	3,872
6.500% due 05/15/2009-10/23/2032 (a)(d)	2,401,411	2,504,923
6.625% due 10/20/2018-12/20/2027 (a)(d)	38,250	39,564
6.750% due 08/20/2017-09/20/2027 (a)(d)	23,443	24,179
6.875% due 04/20/2019 (a)	102	106
7.000% due 09/15/2012-10/23/2032 (d)	1,927	2,051
7.500% due 12/15/2022-11/15/2031 (d)	2,759	2,931
7.750% due 10/15/2025-11/15/2025 (d)	236	255
8.000% due 12/15/2003-09/20/2030 (d)	8,009	8,591
8.250% due 07/15/2008	90	96
8.500% due 06/15/2017-03/20/2031 (d)	18,921	20,500
9.000% due 09/15/2006-08/20/2030 (d)	3,443	3,779
9.500% due 09/15/2009-12/15/2021 (d)	696	783
11.000% due 07/15/2010	17	20

		3,717,526

Stripped Mortgage-Backed Securities 0.4%
Ameriquest Mortgage Securities, Inc. (IO)
6.500% due 05/25/2004	10,000	573
Bear Stearns Asset Backed Securities, Inc. (IO)
8.000% due 05/25/2004 (a)	18,193	2,207
7.000% due 08/25/2024	236	15
5.000% due 10/25/2032	22,000	2,338
CDC Mortgage Capital Trust (IO)
0.000% due 08/25/2032	20,134	1,804
Chase Mortgage Finance Corp. (PO)
0.000% due 01/25/2030	75	72
CMC Securities Corp. III (IO)
6.750% due 11/25/2028	2,316	102
Collateralized Mortgage Obligation Trust (PO)
0.000% due 09/23/2017	28	24
Conseco Finance (IO)
1.000% due 08/15/2033 (b)	31,000	3,067
Credit-Based Asset Servicing and Securitization (IO)
0.990% due 12/15/2039	43,000	1,263
CS First Boston Mortgage Securities Corp. (IO)
7.000% due 08/25/2004	5,593	303
Fannie Mae (IO)
5.250% due 05/25/2005	46,480	4,081
6.500% due 05/25/2019	740	10
6.500% due 03/25/2020	168	2
6.500% due 08/25/2020	32	0
6.500% due 09/25/2021	248	15
6.500% due 03/25/2022	686	59
7.000% due 04/25/2008	301	29
7.000% due 07/25/2008	891	106
7.000% due 08/25/2019	44	0
839.670% due 08/25/2020	1	14
Fannie Mae (PO)
0.000% due 08/25/2022	142	131
0.000% due 04/25/2023	4,360	3,130
First Union National Bank-Bank of America Commercial Mortgage Trust (IO)
0.000% due 03/15/2011 (a)	38,977	3,753
Freddie Mac (IO)
1.487% due 12/15/2023 (a)	816	76
6.000% due 08/15/2019	24	0
6.500% due 05/15/2007	66	1
6.500% due 01/15/2023	784	79
7.000% due 08/15/2008	146	13
7.000% due 10/25/2023	888	117
7.500% due 08/15/2029	639	88
Government National Mortgage Association (PO)
0.000% due 02/26/2019	90	90
Irwin Home Equity Loan Trust (IO)
10.000% due 03/25/2004	18,037	2,455
Merrill Lynch Mortgage Investors, Inc. (IO)
1.000% due 04/25/2028 (a)	21,501	524
Mesa Trust Asset-Backed Certificates (IO)
5.000% due 08/18/2004	48,300	3,117
4.030% due 02/18/2033 (a)	7,000	7,000
Residential Funding Mortgage Securities I (IO)
7.000% due 09/25/2023	195	13
Residential Funding Mortgage Securities II (IO)
10.000% due 09/25/2003	10,600	942
		37,613

Total Mortgage-Backed Securities (Cost $ 10,002,984)		10,365,124

ASSET-BACKED SECURITIES 26.2%
Aames Mortgage Trust
2.230% due 03/15/2028 (a)	4,898	4,873
2.223% due 07/15/2029 (a)	2,569	2,570
2.273% due 10/15/2029 (a)	553	552
ABFS Equipment Contract Trust
6.100% due 10/15/2005	8	8
ABSC Long Beach Home Equity Loan Trust
1.000% due 10/15/2005	14,400	1,200
2.905% due 06/21/2030 (a)	14,287	14,187
2.420% due 07/21/2030 (a)	24,500	24,350
2.080% due 08/21/2030 (a)	4,410	4,403
Access Financial Manufactured Housing Contract Trust
7.650% due 05/15/2021	1,500	1,476
Ace Securities Corp.
2.133% due 11/25/2028 (a)	136	136
2.190% due 08/25/2030 (a)	706	704
1.000% due 08/25/2032	33,650	3,560
Advanta Business Card Master Trust
2.520% due 04/20/2008 (a)	10,000	9,997
Advanta Equipment Receivables
7.560% due 02/15/2007	194	200
Advanta Mortgage Loan Trust
7.760% due 05/25/2018	1,600	1,658
2.790% due 05/25/2027 (a)	1,017	1,012
2.188% due 11/25/2029 (a)	492	490
Advanta Revolving Home Equity Loan Trust
2.063% due 02/25/2025 (a)	442	440
Aerco Ltd.
2.783% due 07/15/2025 (a)	3,313	3,316

See accompanying notes I 9.30.02 I	47

Schedule of Investments (Cont.)
Mortgage Portfolio
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

AFC Home Equity Loan Trust
2.060% due 06/24/2029 (a)	$964	$958
2.220% due 06/24/2029 (a)	4,267	4,264
2.360% due 09/25/2029 (a)	428	428
Aircraft Finance Trust
8.000% due 05/15/2024	901	820
Alliance Laundry Equipment Receivables Trust
2.223% due 05/15/2009 (a)	5,816	5,825
American Business Financial Services
7.000% due 03/15/2005	59,830	7,421
4.230% due 06/15/2033	19,200	19,584
6.285% due 06/15/2033 (a)	2,000	2,086
American Residential Eagle Trust
2.160% due 04/25/2029 (a)	378	379
Americredit Automobile Receivable Trust
1.950% due 09/05/2004 (a)	625	626
2.290% due 09/05/2006 (a)	731	732
Ameriquest Mortgage Securities, Inc.
2.143% due 06/15/2030 (a)	25,958	25,940
AMRESCO Residential Securities Mortgage Loan Trust
2.180% due 06/25/2027 (a)	5,560	5,515
2.140% due 06/25/2028 (a)	1,066	1,050
2.230% due 09/25/2028 (a)	9,000	8,872
2.280% due 06/25/2029 (a)	4,001	4,005
Asset-Backed Funding Corp.
3.538% due 03/25/2004	24,950	24,551
1.000% due 07/25/2033 (a)	2,000	1,997
Asset-Backed Securities Home Equity Corp.
2.083% due 06/15/2031 (a)	12,460	12,442
2.200% due 03/15/2032 (a)	33,115	33,131
1.000% due 08/15/2032	20,244	2,071
Bank One Heloc Trust
2.080% due 04/20/2020 (a)	2,728	2,714
Bayview Financial Acquisition Trust
2.193% due 02/25/2030 (a)	17,899	17,887
2.490% due 02/25/2030 (a)	11,826	11,808
2.203% due 07/25/2030 (a)	4,902	4,901
2.660% due 07/25/2030 (a)	4,058	4,047
2.510% due 08/25/2030 (a)	13,604	13,559
2.203% due 11/25/2030 (a)	6,100	6,116
2.213% due 04/25/2031 (a)	832	831
2.093% due 07/25/2031 (a)	5,219	5,207
2.193% due 11/25/2031 (a)	2,866	2,866
Bear Stearns Asset-Backed Securities, Inc.
2.410% due 10/25/2032 (a)	10,742	10,816
Block Mortgage Finance, Inc.
2.020% due 08/25/2028 (a)	396	392
2.250% due 12/25/2028 (a)	702	699
Capital Asset Research Funding LP
6.400% due 12/15/2004	902	920
5.905% due 12/15/2005	1,943	1,936
Capital One Master Trust
7.650% due 04/17/2006	12,715	12,941
2.573% due 08/16/2006 (a)	4,500	4,482
C-BASS Mortgage Loan Trust
2.150% due 12/15/2039 (a)	28,405	28,305
CDC Mortgage Capital Trust
2.150% due 01/10/2032 (a)	5,700	5,675
2.100% due 08/25/2032 (a)	42,301	42,076
2.510% due 08/25/2032 (a)	4,342	4,342
Centex Home Equity Loan Trust
2.910% due 12/25/2016	13,655	13,703
2.140% due 01/25/2032 (a)	3,429	3,425
2.690% due 01/25/2032 (a)	5,046	5,028
Chase Credit Card Owner Trust
2.213% due 06/15/2009 (a)	2,000	1,999
Chase Funding Loan Acquisition Trust
5.392% due 05/25/2028	205	215
2.050% due 04/25/2031 (a)	7,744	7,696
Chase Funding Mortgage Loan Asset-Backed Certificates
2.360% due 10/25/2030 (a)	15,300	15,208
CIT Group Home Equity Loan Trust
3.483% due 02/25/2017	7,887	7,938
2.460% due 12/25/2031 (a)	1,900	1,893
2.083% due 06/25/2033 (a)	29,061	29,013
Citibank Credit Card Master Trust
0.000% due 08/15/2006	1,625	1,564
CNH Equipment Trust
7.140% due 09/15/2007	443	465
2.073% due 07/15/2016 (a)	25,000	25,091
CNL Funding
7.721% due 08/25/2009	19,983	22,213
Compucredit Credit Card Master Trust
2.043% due 03/15/2007 (a)	21,500	21,513
Conseco Finance
10.550% due 05/15/2005 (b)	9,140	9,503
8.560% due 07/20/2008 (b)	6,905	7,011
1.963% due 09/15/2018 (b)	1,827	1,828
2.073% due 10/15/2018 (a)(b)	7,714	7,712
3.340% due 10/15/2018 (b)	6,126	6,141
8.410% due 12/15/2025 (b)	9,500	10,242
2.213% due 12/15/2029 (a)(b)	3	3
2.573% due 03/15/2030 (a)(b)	11,900	11,713
2.243% due 10/15/2030 (a)(b)	721	716
7.350% due 10/15/2030 (b)	585	630
9.300% due 10/15/2030 (b)	2,000	2,173
2.323% due 02/15/2031 (a)(b)	3,000	2,816
2.523% due 07/15/2031 (a)(b)	18,000	17,613
8.200% due 02/01/2032 (b)	40,000	41,919
10.210% due 02/01/2032 (b)	700	652
2.023% due 08/15/2033 (b)	53,702	53,500
3.323% due 08/15/2033 (a)(b)	2,050	2,126
6.158% due 08/15/2033 (b)	2,000	2,095
Conseco Finance Securitizations Corp.
3.220% due 09/01/2023 (b)	28,426	28,563
2.193% due 10/15/2031 (a)(b)	345	343
7.060% due 02/01/2032 (b)	3,034	3,068
8.400% due 02/01/2032 (b)	2,000	2,011
7.970% due 05/01/2032 (b)	7,700	8,270
8.310% due 05/01/2032 (b)	275	291
8.730% due 05/01/2032 (b)	15,500	16,865
6.910% due 05/01/2033 (b)	150	152
8.500% due 05/01/2033 (b)	6,500	6,056
Conseco Private Label Credit Card Master Note Trust
2.723% due 11/17/2008 (a)(b)	12,500	12,473
2.103% due 12/15/2008 (a)(b)	11,000	10,969
ContiMortgage Home Equity Loan Trust
5.870% due 09/15/2008	268	277
2.033% due 08/15/2028 (a)	149	149
2.073% due 09/15/2028 (a)	418	417
Countrywide Asset-Backed Certificates
2.080% due 09/25/2031 (a)	204	203
2.410% due 09/25/2031 (a)	9,125	9,079
2.070% due 05/25/2032 (a)	6,259	6,231
2.100% due 08/25/2032 (a)	62,318	61,870
Credit-Based Asset Servicing & Securitization
2.460% due 11/25/2033 (a)	15,436	15,511
Cross Country Master Credit Card Trust II
2.323% due 06/15/2006 (a)	1,900	1,908
CS First Boston Mortgage Securities Corp.
7.590% due 07/25/2026	5,656	6,061
2.893% due 12/15/2030 (a)	26,550	26,465
3.010% due 08/25/2031 (a)	800	806
2.150% due 02/25/2032 (a)	6,833	6,828
2.560% due 04/25/2032 (a)	15,600	15,615
2.000% due 06/25/2032 (a)	5,167	5,136
2.260% due 10/25/2032 (a)	19,221	19,254
Delta Funding Home Equity Loan Trust
2.233% due 09/15/2029 (a)	362	362
Denver Arena Trust
6.940% due 11/15/2019	13,944	15,337
Drive Auto Receivables Trust
5.060% due 08/15/2005	2,000	2,039
Duck Auto Grantor Trust
4.737% due 10/17/2005	4,747	4,818
DVI Receivables Corp.
5.723% due 04/11/2009	2,391	2,513
Embarcadero Aircraft Securitization Trust
2.923% due 08/15/2025 (a)	9,100	1,820

48	Semi-Annual Report I 9.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

Embarcadero Aircraft Securitization Trust—A1
2.303% due 08/15/2025 (a)	$15,300	$12,546
Embarcadero Aircraft Securitization Trust—A2
2.303% due 08/15/2025 (a)	5,017	4,596
EMC Mortgage Loan Trust
2.183% due 05/25/2040 (a)	7,598	7,578
EQCC Home Equity Loan Trust
1.983% due 10/15/2027 (a)	403	401
Equity One ABS, Inc.
2.050% due 11/25/2031 (a)	17,360	17,368
7.600% due 02/25/2032	5,500	6,151
1.960% due 11/25/2032 (a)	25,465	25,373
5.498% due 11/25/2032	18,000	18,835
Fannie Mae
1.000% due 04/25/2025	7,699	8,292
First Consumers Master Trust
5.800% due 12/15/2005	1,200	1,210
First International Bank
2.373% due 03/15/2027 (a)	21,880	21,880
First Investors Auto Owner Trust
3.460% due 12/15/2008	23,587	22,958
First North American National Bank
2.143% due 07/17/2011	15,000	15,040
First Plus Home Loan Trust
7.170% due 05/10/2024	10,000	10,896
Fleet Credit Card Master Trust II
2.698% due 05/15/2008 (a)	29,500	29,463
FNF Funding X, LLC.
6.530% due 07/20/2007	2,557	2,538
Freddie Mac
1.950% due 09/25/2031 (a)	931	935
General Electric Capital Mortgage Services, Inc.
7.200% due 04/25/2029	3,222	3,434
GMAC Mortgage Corp. Loan Trust
2.180% due 11/18/2025 (a)	4,024	4,022
2.050% due 01/25/2029 (a)	10,000	9,937
7.950% due 03/25/2030	1,713	1,864
7.720% due 12/25/2031	7,574	7,706
Government Lease Trust
5.860% due 04/18/2003	387	391
Government National Mortgage Association
2.410% due 06/20/2032 (a)	5,000	4,934
7.930% due 06/20/2032	10,000	11,192
Green Tree Financial Corp.
6.240% due 11/01/2016	12,396	12,721
8.000% due 07/15/2018	3,087	2,818
6.600% due 01/15/2019	858	880
9.100% due 04/15/2020	4,109	4,139
7.400% due 06/15/2027	12,072	12,564
6.680% due 01/15/2029	407	410
7.550% due 01/15/2029	725	753
7.690% due 09/01/2030 (c)	9,500	7,908
7.060% due 02/01/2031	2,500	2,559
6.970% due 04/01/2031	6,768	6,923
Green Tree Home Equity Loan Trust
6.130% due 02/15/2019	3,152	3,265
6.770% due 07/15/2030	52	52
7.180% due 07/15/2030	7,925	8,116
7.610% due 09/15/2030	7,117	7,743
Green Tree Home Improvement Loan Trust
1.993% due 08/15/2029 (a)	552	551
2.043% due 11/15/2029 (a)	256	256
Green Tree Recreational, Equipment, & Consumables
6.715% due 02/01/2009	1,895	2,084
6.550% due 07/15/2028	2,893	2,958
GRMT II Mortgage Loan Trust
2.070% due 06/20/2032 (a)	984	982
Home Equity Mortgage Trust
3.660% due 11/25/2032 (a)	2,000	1,998
2.020% due 02/25/2033 (a)	5,000	5,002
Household Consumer Loan Trust
2.243% due 08/15/2006 (a)	216	207
Household Mortgage Loan Trust
2.120% due 05/20/2032 (a)	51,861	51,836
2.470% due 05/20/2032 (a)	25,667	25,603
IMC Home Equity Loan Trust
6.880% due 11/20/2028	6,987	7,424
IMPAC Secured Assets CMN Owner Trust
5.530% due 10/25/2019	13,879	13,892
5.560% due 01/25/2020	16,147	16,164
1.000% due 06/25/2023	4,500	4,534
7.770% due 07/25/2025 (a)	2,667	2,805
Indymac Home Equity Loan Asset-Backed Trust
2.510% due 12/25/2031 (a)	5,400	5,365
2.883% due 12/25/2031 (a)	9,925	9,829
8.980% due 12/25/2031	1,000	1,066
Indymac Manufactured Housing Contract
6.170% due 12/25/2011	1,002	1,035
Irwin Home Equity Loan Trust
1.000% due 12/25/2004	31,204	6,479
2.030% due 02/25/2011 (a)	11,003	11,011
2.183% due 02/25/2012 (a)	5,324	5,324
2.188% due 06/25/2021 (a)	604	604
2.710% due 06/25/2021 (a)	4,000	3,979
7.960% due 04/25/2026	7,000	7,921
2.710% due 02/25/2029 (a)	3,000	3,000
Irwin Whole Loan Home Equity Trust
1.960% due 07/25/2014 (a)	13,510	13,497
Keycorp Student Loan Trust
2.342% due 08/27/2025 (a)	4,071	4,082
Long Beach Auto Receivables Trust
3.114% due 03/13/2005 (a)	3,559	3,572
Long Beach Mortgage Loan Trust
2.093% due 11/25/2009 (a)	60,066	59,858
Marriott Vacation Club Owner Trust
2.170% due 09/20/2017 (a)	2,079	2,078
Master Asset Securitization Trust
6.000% due 04/25/2005	21,650	2,005
MBNA Master Credit Card Trust
6.350% due 11/15/2005	800	821
2.280% due 10/16/2006 (a)	1,500	1,500
Mellon Auto Grantor Trust
5.460% due 10/17/2005	324	325
Mellon Residential Funding Corp.
6.615% due 02/25/2021	45,435	48,928
Merrill Lynch Home Equity Loan
1.980% due 01/25/2007 (a)	2,537	2,529
Merrill Lynch Mortgage Investors, Inc.
2.010% due 07/25/2016 (a)	29,073	29,092
Mesa Trust Asset Backed Certificates
0.990% due 12/15/2003 (a)	4,386	515
2.113% due 11/25/2031 (a)	15,498	15,510
2.440% due 05/15/2033 (a)	4,801	4,801
2.940% due 05/15/2033 (a)	6,648	6,648
Metris Master Trust
3.697% due 11/20/2009 (a)	3,000	3,023
Metropolitan Asset Funding, Inc.
2.273% due 04/25/2029 (a)	883	880
Mid-State Trust
8.330% due 04/01/2030	4,285	4,746
7.340% due 07/01/2035	2,100	2,320
7.400% due 07/01/2035	90	99
7.790% due 07/01/2035	120	128
7.791% due 03/15/2038	3,928	4,391
MLCC Mortgage Investors, Inc.
2.203% due 03/15/2025 (a)	1,529	1,528
Morgan Stanley Dean Witter Capital I
7.500% due 07/15/2010	23,526	25,938
2.143% due 07/25/2032 (a)	2,431	2,424
2.110% due 08/25/2032 (a)	6,253	6,224
Nextcard Credit Card Master Note Trust
3.473% due 12/15/2006 (a)	5,300	1,060
Novastar Home Equity Loan
2.088% due 04/25/2028 (a)	2,523	2,512
Novastar Mortgage Fundng Trust
2.070% due 09/25/2031 (a)	6,737	6,709
NPF XII, Inc.
2.240% due 10/01/2003 (a)(h)	49,000	48,877
2.540% due 10/01/2003 (a)(h)	1,700	1,701
2.470% due 11/01/2003 (a)(h)	3,000	3,000
2.270% due 12/01/2003 (a)(h)	13,800	13,698

See accompanying notes I 9.30.02 I	49

Schedule of Investments (Cont.)
Mortgage Portfolio
September 30, 2002 (Unaudited)
	Principal Amount (000s)	Value (000s)

2.770% due 03/01/2004 (a)(h)	$4,000	$4,026
2.920% due 11/01/2004 (a)(h)	6,000	5,998
Oakwood Mortgage Investors, Inc.
7.500% due 01/15/2021	4,000	4,371
6.973% due 03/15/2031 (a)	81	81
Ocwen Mortgage Loan Trust
2.262% due 04/25/2029 (a)	1,616	1,605
2.122% due 10/25/2029 (a)	389	385
2.490% due 03/25/2031 (a)	4,099	4,116
Option One Mortgage Loan Trust
2.312% due 02/25/2029 (a)	1,127	1,129
6.020% due 05/25/2029 (a)	100	100
2.190% due 12/26/2029 (a)	503	503
2.110% due 01/25/2032 (a)	17,049	17,016
2.060% due 10/12/2032 (a)	46,885	46,518
2.380% due 10/12/2032 (a)	27,625	27,625
Origen Manufactured Housing
7.650% due 03/15/2032	13,200	14,910
Provident Bank Home Equity Loan Trust
7.180% due 04/21/2013	59	63
2.030% due 04/25/2029 (a)	439	434
Providian Gateway Master Trust
2.043% due 03/15/2007 (a)	4,200	4,203
Renaissance Home Equity Loan Trust
1.970% due 06/25/2032 (a)	6,048	6,048
2.610% due 08/25/2032 (a)	3,000	3,000
Residential Asset Mortgage Products, Inc.
2.066% due 12/25/2003 (a)	3,288	3,290
5.820% due 12/25/2022	2,951	2,957
8.000% due 03/25/2030	934	1,004
8.360% due 06/25/2030	21,228	22,840
8.000% due 09/25/2030	24,150	27,090
Residential Asset Securities Corp.
5.810% due 09/25/2029	100	105
2.360% due 09/25/2031 (a)	31,000	30,794
2.090% due 07/25/2032 (a)	57,210	56,821
Residential Funding Mortgage Securities II, Inc.
2.000% due 08/25/2014 (a)	260	260
5.940% due 09/25/2018	100	105
7.850% due 12/25/2024	7,000	7,701
8.110% due 02/25/2025	133	143
8.350% due 03/25/2025	1,000	1,147
Residential Mortgage Loan Trust
2.625% due 09/25/2029 (a)	2,771	2,790
Sallie Mae
2.372% due 04/25/2007 (a)	2,623	2,628
2.401% due 07/25/2016 (a)	17,907	18,060
Salomon Brothers Mortgage Securities VII, Inc.
6.930% due 08/25/2028	2,572	2,808
2.163% due 07/25/2029 (a)	88	87
3.323% due 11/15/2029 (a)	14,600	14,673
2.243% due 11/15/2029 (a)	352	352
2.403% due 12/15/2029 (a)	2,000	1,999
2.176% due 12/25/2029 (a)	771	769
2.712% due 01/25/2032 (a)	5,209	5,246
Saxon Asset Securities Trust
5.250% due 05/25/2005	23,833	2,396
Sears Credit Account Master Trust
2.353% due 10/18/2011 (a)	30,500	30,413
SLM Student Loan Trust
2.342% due 04/25/2006 (a)	885	887
2.276% due 10/27/2025 (a)	1,593	1,593
Sovereign Dealer Floor Plan Master LLC
2.088% due 10/15/2007 (a)	13,000	13,035
SSB RV Trust
4.740% due 02/15/2013	2,000	2,087
SVO Timeshare Mortgage Corporation
5.470% due 12/20/2006	695	726
Team Fleet Financing Corp.
2.330% due 12/25/2003 (a)	15,709	15,770
TMI Home Loan Trust
7.560% due 06/25/2024	2,000	2,182
TrendWest Resorts, Inc.
7.440% due 12/15/2011	3,064	3,089
Triton Aviation Finance
4.823% due 06/15/2025 (a)	4,500	4,500
UCFC Manufactured Housing Contract
7.900% due 01/15/2028	2,500	2,544
Vanderbilt Acquisition Loan Trust
3.280% due 01/07/2013	5,263	5,312
Vanderbilt Mortgage Finance
7.905% due 02/07/2026	198	231
8.040% due 12/07/2030	1,023	1,150
WFS Financial Owner Trust
6.920% due 01/20/2004 (a)	19	19

Total Asset-Backed Securities (Cost $ 2,306,130)		2,316,519

PURCHASED CALL OPTIONS 0.0%
Eurodollar March Futures (CME)
Strike @ 95.500 Exp. 03/17/2003	4,000	30

Total Purchased Call Options (Cost $ 5)		30

PURCHASED PUT OPTIONS 0.0%
PNC Mortgage Securities Corp. (OTC)
7.430% due 05/25/2040
Strike @ 100.000 Exp. 04/01/2005	600	0

Total Purchased Put Options (Cost $ 0)		0

CONVERTIBLE BONDS & NOTES 0.3%
Industrials 0.3%
Nabors Industries Ltd.
0.000% due 06/20/2020	46,000	29,957

Total Convertible Bonds & Notes (Cost $ 30,905)		29,957

SHORT-TERM INSTRUMENTS 12.9%
Commercial Paper 12.2%
AT&T Corp.
3.720% due 04/18/2003	8,300	7,811
Danske Corp.
1.750% due 12/19/2002	38,000	37,854
Eksportfinans ASA
1.750% due 12/09/2002	35,000	34,882
Fannie Mae
1.860% due 10/01/2002	5,000	5,000
2.100% due 11/29/2002	20	20
Rabobank Nederland NV
1.920% due 10/01/2002	240,000	240,000
Shell Finance (UK) PLC
1.700% due 11/19/2002	82,000	81,810
TotalFinaElf SA
1.740% due 10/31/2002	250,000	250,000
UBS Finance, Inc.
1.970% due 10/01/2002	263,000	263,000
1.750% due 11/14/2002	80,000	79,829
1.750% due 11/15/2002	80,000	79,825

		1,080,031

U.S. Treasury Bills 0.7%
1.621% due 11/14/2002-11/29/2002 (d)(e)	59,675	59,522

Total Short-Term Instruments (Cost $ 1,140,043)		1,139,553

Total Investments 158.8% (Cost $ 13,662,630)		$14,036,554
Other Assets and Liabilities (Net) (58.8%)		(5,198,437)

Net Assets 100.0%		$8,838,117

50	Semi-Annual Report I 9.30.02 I See accompanying notes

Notes to Schedule of Investments (amounts in thousands):

(a)	Variable rate security. The rate listed is as of September 30, 2002.

(b)	Security is in default.

(c)	Restricted security.

(d)	Securities are grouped by coupon or range of coupons and represent a range of maturities.

(e)	Securities with an aggregate market value of $20,893 have been segregated with the custodian to cover margin requirements for the following open futures contracts at September 30, 2002:

Type	# of Contracts	Unrealized Appreciation/ (Depreciation)

U.S. Treasury 5 Year Note (12/2002)	256	$663
U.S. Treasury 10 Year Note (12/2002)	22	75
Eurodollar March Futures (03/2003)	4	(22)

		$716

(f)	Short sales open at September 30, 2002 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

Fannie Mae	6.000	09/16/2032	$171,000	$175,930	$175,489
Government National Mortgage Association	4.000	10/24/2032	40,000	40,238	40,238
Government National Mortgage Association	4.000	10/24/2032	40,000	40,162	40,162

				$256,330	$255,889

(g)	Swap agreements outstanding at September 30, 2002:

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)

Receive floating rate based on 3-month LIBOR plus 0.500% and pay a fixed rate equal to 7.600%.
Broker: Lehman Brothers, Inc. Exp. 07/15/2003	$5,000	$(211)
Receive floating rate based on 3-month LIBOR plus
1.000% and pay to the counterparty the notional
amount of $15,000 in exchange for shares of
Nabors Industries, Inc. due 06/20/2020 when
convertible debentures mature.

Broker: Morgan Stanley Exp. 06/20/2003	9,126	(336)
Receive floating rate based on 3-month LIBOR plus 1.100% and pay a fixed rate equal to 2.500%.
Broker: Bear Stearns Exp. 06/20/2003	20,321	752
Receive total return on Lehman Brothers CMBS Investment Grade Index less 8.500% and pay floating rate based on 1-month LIBOR less 0.500%
Broker: Credit Suisse First Boston Exp. 02/01/2003	100,000	0
Receive floating rate based on 3-month LIBOR and pay a fixed amount equal to $2,211.
Broker: Lehman Brothers, Inc. Exp. 10/01/2011	39,000	(63)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Broker: Morgan Stanley Exp. 12/18/2012	87,500	(6,931)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Broker: Bank of America Exp. 12/18/2007	457,500	(38,844)
Receive a fixed rate equal to 6.000% and pay floating rate based on 3-month LIBOR.
Broker: Bank of America Exp. 12/18/2004	218,200	6,156
Receive a fixed rate equal to 6.000% and pay floating rate based on 3-month LIBOR.
Broker: UBS—Warburg Exp. 12/18/2004	27,500	776

		$(38,701)

(h)	Subsequent to September 30, 2002, issuer declared bankruptcy.

See accompanying notes I 9.30.02 I	51

Schedule of Investments
Asset-Backed Securities Portfolio
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

U.S. GOVERNMENT AGENCIES 1.3%
Fannie Mae
7.450% due 02/24/2005	$100	$102
Tennessee Valley Authority
5.880% due 04/01/2036	3,000	3,474

Total U.S. Government Agencies (Cost $ 3,277)		3,576

MORTGAGE-BACKED SECURITIES 50.1%
Collateralized Mortgage Obligations 31.6%
American Southwest Financial Securities Corp.
8.000% due 01/18/2009	1,000	1,168
Amortizing Residential Collateral Trust
2.093% due 01/01/2032 (a)	317	315
Asset Securitization Corp.
7.384% due 08/13/2029	750	861
Bank of America Mortgage Securities, Inc.
6.369% due 07/25/2032 (a)	1,703	1,748
Bear Stearns Adjustable Rate Mortgage Trust
7.491% due 12/25/2030 (a)	195	195
8.091% due 03/25/2031 (a)	161	165
Countrywide Home Loans
5.897% due 12/25/2031	2,556	2,592
Credit-Based Asset Servicing & Securitization
5.102% due 08/25/2014	576	581
CS First Boston Mortgage Securities Corp.
3.297% due 12/15/2011 (a)	3,000	2,998
3.547% due 12/15/2011 (a)	1,492	1,480
2.163% due 08/25/2031 (a)	3,002	2,984
2.810% due 08/25/2031 (a)	2,000	2,001
2.363% due 11/25/2031 (a)	677	678
2.360% due 02/25/2032 (a)	2,574	2,522
Drexel Burnham Lambert Trust
2.625% due 05/01/2016 (a)	783	784
Fannie Mae
2.443% due 03/25/2008 (a)	105	108
6.500% due 04/25/2013	70	74
7.207% due 07/17/2017	365	389
2.312% due 01/15/2020 (a)	908	917
6.500% due 07/25/2020	6	6
2.262% due 10/25/2021 (a)	283	284
2.743% due 08/25/2023 (a)	250	258
2.962% due 01/25/2024 (a)	540	549
1.943% due 06/25/2032 (a)	435	433
Fannie Mae—A1
1.943% due 06/25/2032 (a)	912	909
Fannie Mae—AV1
1.923% due 06/25/2025 (a)	112	112
Federal Agricultural Mortgage Corp.
7.542% due 01/25/2012	731	821
Freddie Mac
2.425% due 10/15/2008 (a)	1,065	1,078
6.000% due 02/15/2022	1,869	1,940
7.000% due 08/15/2022	954	999
2.975% due 05/15/2023 (a)	245	254
2.325% due 02/15/2024 (a)	1,255	1,270
1.943% due 07/25/2031 (a)	380	380
2.273% due 12/15/2031 (a)	713	713
German American Capital Corp.
7.000% due 08/12/2010	2,000	2,245
GMAC Commercial Mortgage Securities, Inc.
2.500% due 09/11/2006 (a)	500	480
GMAC Mortgage Corp. Loan Trust
1.943% due 06/25/2027 (a)	127	127
7.500% due 02/25/2031	4,000	4,164
Hilton Hotel Pool Trust
2.320% due 10/03/2010 (a)	2,000	2,000
Holmes Financing PLC
3.160% due 07/15/2040 (a)	2,000	2,008
Homeside Mortgage Securities Trust
2.050% due 01/20/2027 (a)	215	215
IMPAC CMB Trust
2.233% due 12/15/2030 (a)	1,420	1,421
2.380% due 12/15/2030 (a)	862	865
2.473% due 11/25/2031 (a)	210	207
Indymac Adjustable Rate Mortgage Trust
6.431% due 01/25/2032 (a)	1,359	1,382
Long Beach Mortgage Loan Trust
8.396% due 01/20/2017 (a)	730	788
Mellon Residential Funding Corp.
6.500% due 02/25/2013	225	229
2.130% due 11/15/2031 (a)	2,441	2,442
Merrill Lynch Mortgage Investors, Inc.
2.120% due 01/20/2030 (a)	71	71
2.130% due 05/25/2033 (a)	96	96
Mortgage Capital Funding, Inc.
7.288% due 02/20/2027	1,000	1,138
Nationslink Funding Corp.
6.888% due 05/10/2007	2,750	3,096
Norwest Asset Securities Corp.
6.500% due 09/25/2014	158	165
6.750% due 05/25/2028	5,000	5,080
Prudential Home Mortgage Securities
6.750% due 11/25/2023	1,071	1,085
6.750% due 01/25/2024	90	90
Residential Accredit Loans, Inc.
6.750% due 06/25/2029	62	63
Residential Asset Securities Corp.
6.750% due 07/25/2029	14	14
Residential Asset Securitization Trust
6.180% due 05/25/2032	290	298
Residential Funding Mortgage Securities I, Inc.
7.000% due 05/25/2011	2,394	2,466
6.500% due 08/25/2013	933	964
6.750% due 12/25/2014	24	25
5.875% due 09/25/2031	187	192
Resolution Trust Corp.
1.000% due 05/25/2029 (a)	767	778
Salomon Brothers Mortgage Securities VII, Inc.
8.500% due 11/25/2024	849	898
2.153% due 04/25/2029 (a)	3,076	3,071
2.440% due 06/25/2032 (a)	2,000	2,000
Sears Mortgage Securities
9.500% due 11/15/2010 (b)	103	111
7.000% due 07/25/2023	745	747
Starwood Commercial Mortgage Trust
6.920% due 02/03/2009	1,000	1,122
Structured Asset Mortgage Investments, Inc.
7.000% due 07/28/2028	745	747
6.523% due 06/25/2029 (a)	619	641
2.280% due 07/19/2032 (a)	1,000	1,000
2.340% due 09/19/2032 (a)	1,000	1,000
Structured Asset Securities Corp.
2.260% due 06/25/2017 (a)	1,882	1,884
2.157% due 10/25/2027 (a)	259	259
6.375% due 08/25/2032	1,890	1,940
2.860% due 01/25/2033 (a)	1,000	982
United Mortgage Securities Corp.
5.541% due 06/25/2032 (a)	605	617
Washington Mutual Mortgage Securities Corp.
5.243% due 10/25/2032 (a)	988	1,011
Washington Mutual, Inc.
6.500% due 10/19/2029	1,635	1,686

		86,476

Fannie Mae 14.1%
4.097% due 11/01/2040 (a)	1,741	1,782
4.242% due 10/01/2027 (a)	43	44
4.449% due 05/01/2036 (a)	373	381
4.655% due 07/01/2027	25	26
5.166% due 10/01/2031 (a)	541	556
5.397% due 03/01/2027 (a)	66	68
5.400% due 03/01/2028 (a)	72	74
5.500% due 10/21/2017-11/19/2017 (a)(c)	32,000	32,930
5.588% due 01/01/2028 (a)	179	185
6.090% due 12/01/2008	96	107
6.151% due 02/01/2026 (a)	53	54
6.177% due 09/01/2030 (a)	269	277
6.250% due 12/01/2025 (a)	44	45

52

	Principal Amount (000s)	Value (000s)

6.315% due 03/01/2027 (a)	$93	$95
6.395% due 12/01/2024 (a)	37	39
6.493% due 03/01/2030 (a)	416	427
6.722% due 02/01/2026 (a)	39	41
6.930% due 09/01/2021	970	1,127
7.362% due 01/01/2027 (a)	217	231

		38,489

Freddie Mac 2.0%
5.170% due 02/01/2022 (a)	57	59
5.210% due 09/01/2023 (a)	47	49
5.250% due 02/01/2017 (a)	31	32
5.865% due 08/01/2023 (a)	98	102
5.883% due 08/01/2029 (a)	272	282
5.965% due 11/01/2028 (a)	347	361
5.971% due 03/01/2032 (a)	3,905	4,082
6.177% due 02/01/2026 (a)	139	144
6.415% due 11/01/2023 (a)	49	50
6.428% due 03/01/2028 (a)	148	153
6.578% due 06/01/2028 (a)	134	139
10.250% due 06/01/2009	1	1

		5,454

Government National Mortgage Association 2.4%
4.875% due 04/20/2016 (a)	63	65
5.000% due 09/20/2029 (a)	233	237
5.250% due 02/20/2030 (a)	57	59
5.375% due 01/20/2023 (a)	76	78
6.375% due 04/20/2017-04/20/2021 (a)(c)	146	151
6.375% due 04/20/2018-04/20/2019 (a)(c)	91	95
6.500% due 09/20/2028 (a)	89	91
6.625% due 12/20/2016-10/20/2026 (a)(c)	623	644
7.000% due 10/23/2032 (a)	5,000	5,248

		6,668

Total Mortgage-Backed Securities (Cost $ 135,409)		137,087

ASSET-BACKED SECURITIES 61.9%
Aames Mortgage Trust
1.826% due 08/15/2027 (a)	431	431
2.276% due 03/15/2028 (a)	754	750
2.276% due 10/15/2029 (a)	221	221
ABSC Long Beach Home Equity Loan Trust
7.570% due 03/21/2024	215	216
2.905% due 06/21/2030 (a)	1,000	993
Access Financial Manufactured Housing Contract Trust
7.650% due 05/15/2021	1,000	984
Accredited Mortgage Loan Trust
2.156% due 02/25/2030 (a)	751	750
Advanta Mortgage Loan Trust
6.420% due 09/25/2021	124	124
7.750% due 10/25/2026	525	580
2.053% due 05/25/2027 (a)	515	514
American Business Financial Services
6.285% due 06/15/2033 (a)	2,000	2,086
American Express Credit Account Master Trust
2.006% due 11/15/2010 (a)	75	75
AmeriCredit Automobile Receivables Trust
3.730% due 11/12/2004	175	176
3.780% due 02/12/2007	2,000	2,048
2.020% due 04/05/2007 (a)	1,025	1,026
5.370% due 06/12/2008	93	98
Ameriquest Mortgage Securities, Inc.
2.120% due 05/25/2032 (a)	294	294
AMRESCO Residential Securities Mortgage Loan Trust
2.183% due 06/25/2027 (a)	855	848
2.140% due 06/25/2028 (a)	977	962
2.230% due 09/25/2028 (a)	1,000	986
ANRC Auto Owner Trust
6.940% due 04/17/2006	342	348
Arcadia Automobile Receivables Trust
6.000% due 11/17/2003	39	39
Asset-Backed Funding Certificates
7.641% due 11/25/2030	5	5
Asset-Backed Funding Corp.
2.490% due 07/25/2033 (a)	2,743	2,738
Asset-Backed Securities Corp. Home Equity Loan Trust
2.480% due 08/15/2032 (a)	2,000	1,998
2.990% due 08/15/2032 (a)	100	98
Bear Stearns Asset-Backed Securities, Inc.
2.410% due 10/25/2032 (a)	2,778	2,797
2.010% due 12/25/2034 (a)	96	96
Bear Stearns Mortgage Securities, Inc.
7.750% due 06/25/2027	783	792
Block Mortgage Finance, Inc.
7.777% due 04/25/2014	2,343	2,595
Capital Asset Research Funding LP
6.400% due 12/15/2004	1,639	1,672
Capital One Master Trust
7.650% due 04/17/2006	3,000	3,053
2.576% due 08/16/2006 (a)	3,000	2,988
Captial Auto Receivable Asset Trust
3.050% due 09/15/2005 (a)	3,250	3,253
CDC Mortgage Capital Trust
2.123% due 08/25/2032 (a)	935	935
2.510% due 08/25/2032 (a)	3,000	3,000
Centex Home Equity
6.250% due 04/25/2031	270	291
Centex Home Equity Loan Trust
7.720% due 05/25/2029	200	218
Champion Home Equity Loan Trust
2.073% due 03/25/2029 (a)	165	164
Chase Funding Mortgage Loan Asset-Backed Certificates
2.033% due 04/25/2016 (a)	203	203
1.973% due 08/25/2016 (a)	319	319
CIT Group Home Equity Loan Trust
2.460% due 12/25/2031 (a)	1,500	1,495
Citibank Credit Card Issuance Trust
7.450% due 09/15/2007	450	493
CNH Equipment Trust
7.140% due 09/15/2007	409	430
Community Program Loan Trust
4.500% due 04/01/2029	500	467
Conseco Finance
7.800% due 05/15/2020 (d)	143	153
8.410% due 12/15/2025 (d)	2,000	2,156
9.290% due 12/15/2029 (d)	1,000	1,061
2.576% due 03/15/2030 (a)(d)	1,000	984
2.526% due 07/15/2031 (a)(d)	1,000	979
10.210% due 02/01/2032 (d)	1,000	932
3.320% due 08/15/2033 (a)(d)	3,000	3,112
6.158% due 08/15/2033 (d)	1,000	1,047
Conseco Finance Home Loan Trust
8.080% due 02/15/2022 (d)	1,203	1,224
8.880% due 06/15/2024 (d)	4,700	5,006
9.520% due 06/15/2024 (d)	3,000	3,197
Conseco Finance Securitizations Corp.
3.220% due 09/01/2023 (d)	569	571
7.060% due 02/01/2032 (d)	109	110
7.424% due 03/25/2033 (d)	2,000	2,124
1.950% due 05/01/2033 (a)(d)	133	133
8.500% due 05/01/2033 (d)	1,000	932
Contimortgage Home Equity Loan Trust
7.280% due 04/25/2014	947	1,018
2.306% due 06/15/2025 (a)	403	403
Countrywide Asset-Backed Certificates
6.102% due 08/25/2026	670	680
2.083% due 09/25/2031 (a)	298	298
2.410% due 09/25/2031 (a)	2,000	1,990
2.411% due 04/25/2032 (a)	2,750	2,750
2.413% due 04/25/2032 (a)	2,000	2,000
Countrywide Home Equity Loan Trust
2.146% due 04/15/2025 (a)	340	339
CS First Boston Mortgage Securities Corp.
2.560% due 04/25/2032 (a)	1,000	1,001
2.260% due 10/25/2032 (a)	4,562	4,569
DaimlerChrysler Auto Trust
2.900% due 12/06/2004	3,000	3,025
Denver Arena Trust
6.940% due 11/15/2019	870	957
See accompanying notes I 9.30.02 I	53

Schedule of Investments (Cont.)
Asset-Backed Securities Portfolio
September 30, 2002 (Unaudited)
	Principal Amount (000s)	Value (000s)

Embarcadero Aircraft Securitization Trust
2.926% due 08/15/2025 (a)	$1,183	$237
Equity One ABS, Inc.
7.600% due 02/25/2032	3,000	3,355
7.770% due 02/25/2032	2,000	2,163
5.498% due 11/25/2032	3,000	3,139
Equivantage Home Equity Loan Trust
2.022% due 10/25/2028 (a)	286	286
Fannie Mae
8.200% due 04/25/2025	882	950
First Alliance Mortgage Loan Trust
2.290% due 10/25/2024 (a)	162	162
2.007% due 09/20/2027 (a)	329	329
First Consumers Master Trust
5.800% due 12/15/2005	1,000	1,009
First International Bank
2.376% due 03/15/2027 (a)	875	875
First USA Credit Card Master Trust
1.947% due 09/19/2008 (a)	200	200
Fleet Credit Card Master Trust II
2.701% due 05/15/2008 (a)	1,000	999
Ford Credit Auto Owner Trust
7.500% due 10/15/2004	100	105
Freddie Mac
1.883% due 03/25/2021 (a)	42	42
1.953% due 04/25/2030 (a)	114	113
General Electric Capital Mortgage Services, Inc.
7.200% due 04/25/2029	948	1,010
Green Tree Financial Corp.
6.240% due 11/01/2016	11	11
6.270% due 07/01/2021	710	738
7.400% due 06/15/2027	734	764
6.860% due 03/15/2028	172	178
7.230% due 03/15/2028	500	450
7.550% due 01/15/2029	721	748
6.920% due 12/01/2030	3,000	2,968
7.060% due 02/01/2031	1,000	1,024
Green Tree Home Equity Loan Trust
6.130% due 02/15/2019	12	13
7.650% due 04/15/2027	290	306
Home Equity Asset Trust
2.110% due 11/25/2032 (a)	488	486
Home Equity Mortgage Trust
3.660% due 11/25/2032 (a)	2,000	1,998
Honda Auto Receivables Owner Trust
2.910% due 09/15/2004	600	605
Household Consumer Loan Trust
2.006% due 11/15/2007 (a)	655	652
Household Home Equity Loan Trust
2.087% due 05/20/2031 (a)	1,815	1,812
IMPAC Secured Assets CMN Owner Trust
7.770% due 07/25/2025 (a)	578	608
Indymac Home Equity Loan Asset-Backed Trust
3.790% due 12/25/2031 (a)	1,500	1,512
Irwin Home Equity Loan Trust
7.960% due 04/25/2026	2,000	2,263
2.736% due 02/25/2029 (a)	2,000	2,000
L.A. Arena Funding LLC
7.656% due 12/15/2026	138	167
Long Beach Mortgage Loan Trust
2.090% due 07/25/2031 (a)	2,726	2,720
2.163% due 03/25/2032 (a)	353	352
2.133% due 06/25/2032 (a)	264	263
MBNA Master Credit Card Trust
1.996% due 10/15/2005 (a)	400	400
6.350% due 11/15/2005	1,200	1,232
Mellon Residential Funding Corp.
1.940% due 01/25/2008 (a)	48	48
6.615% due 02/25/2021	3,000	3,231
Merrill Lynch Mortgage Investors, Inc.
2.780% due 09/25/2032 (a)	1,500	1,500
Metris Master Trust
2.227% due 05/22/2006 (a)	1,000	1,000
2.027% due 07/21/2008 (a)	50	50
Morgan Stanley Dean Witter Capital I
2.110% due 08/25/2032 (a)	2,886	2,872
New Century Home Equity Loan Trust
2.090% due 07/25/2030 (a)	720	717
Nextcard Credit Card Master Note Trust
3.476% due 12/15/2006 (a)	700	140
NPF XII, Inc.
2.770% due 03/01/2004 (a)(g)	2,000	2,013
Oakwood Mortgage Investors, Inc.
6.973% due 03/15/2031 (a)	500	500
Ocwen Mortgage Loan Trust
2.512% due 05/25/2029 (a)	95	96
Option One Mortgage Loan Trust
2.080% due 12/25/2016	651	651
2.143% due 04/25/2030 (a)	117	116
2.103% due 09/25/2030 (a)	414	414
2.073% due 08/25/2031 (a)	258	258
2.380% due 10/12/2032 (a)	2,000	2,000
Origen Manufactured Housing
7.650% due 03/15/2032	2,000	2,259
Pass-Through Amortizing Credit Card Trust
3.140% due 06/18/2012 (a)	1,835	1,835
Providian Gateway Master Trust
2.043% due 03/15/2007 (a)	800	801
RBMG Funding Co.
2.490% due 04/25/2030 (a)	1,812	1,811
Renaissance Home Equity Loan Trust
2.610% due 08/25/2032 (a)	2,000	2,000
Residential Asset Mortgage Products, Inc.
2.003% due 08/25/2020 (a)	191	192
1.999% due 04/25/2021 (a)	134	134
8.360% due 06/25/2030	1,500	1,614
Residential Asset Securities Corp.
1.953% due 11/25/2017 (a)	344	344
2.040% due 09/25/2031 (a)	670	669
2.043% due 09/25/2031 (a)	467	464
2.360% due 09/25/2031 (a)	1,000	993
2.130% due 05/25/2032 (a)	242	242
Residential Funding Mortgage Securities II, Inc.
4.130% due 07/25/2011	2,000	2,035
6.610% due 11/25/2018	80	82
8.350% due 03/25/2025	500	573
6.340% due 07/25/2029	31	31
Salomon Brothers Mortgage Securities VII, Inc.
2.243% due 11/15/2029 (a)	881	880
2.712% due 01/25/2032 (a)	1,500	1,511
Saxon Asset Securities Trust
1.953% due 01/25/2017 (a)	142	142
7.000% due 07/25/2024	2,547	2,657
2.073% due 07/25/2030 (a)	240	239
2.086% due 03/25/2032 (a)	626	625
Team Fleet Financing Corp.
6.900% due 07/25/2003	1,500	1,403
The Money Store Home Equity Trust
2.196% due 01/15/2026 (a)	139	139
UCFC Home Equity Loan
2.066% due 10/15/2028 (a)	126	126
UCFC Manufactured Housing Contract
7.900% due 01/15/2028	1,000	1,018
Union Acceptance Corp.
4.590% due 07/08/2008	35	37
Vanderbilt Mortgage Finance
7.900% due 02/07/2026	1,200	1,399
8.040% due 12/07/2030	1,000	1,124

Total Asset-Backed Securities (Cost $167,591)		169,629

54	Semi-Annual Report I 9.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)
SHORT-TERM INSTRUMENTS 2.1%
Commercial Paper 1.8%
UBS Finance, Inc.
1.750% due 12/18/2002	$5,000	$5,000

Repurchase Agreement 0.2%
State Street Bank
1.550% due 10/01/2002	600	600

(Dated 03/28/2002. Collateralized by Federal Home Loan Bank 0.000% due 10/07/2002 valued at $614. Repurchase proceeds are $600.)
U.S. Treasury Bills 0.1%
1.612% due 11/14/2002-11/29/2002 (c)(e)	170	170

Total Short-Term Instruments (Cost $ 5,769)		5,770

Total Investments 115.4% (Cost $ 312,046)		$316,062
Written Options (f) (0.4%) (Premiums $ 566)		(985)
Other Assets and Liabilities (Net) (15.0%)		(41,095)

Net Assets 100.0%		$273,982

Notes to Schedule of Investments (amounts in thousands):

(a)	Variable rate security. The rate listed is as of September 30, 2002.
(b)	Restricted security.
(c)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(d)	Securities are in default.
(e)	Securities with an aggregate market value of $170 have been segregated with the custodian to cover margin requirements for the following open futures contracts at September 30, 2002:

Type	# of Contracts	Unrealized Appreciation

U.S. Treasury 10 Year Note (12/2002)	72	$230

(f)	Premiums received on written options:

Type	# of Contracts	Premium	Value

Call – OTC 3 Month LIBOR Interest Rate Swap
Strike @ 5.480 Exp. 04/03/2006	3,000,000	$88	$256
Putl – OTC 3 Month LIBOR Interest Rate Swap
Strike @ 7.000 Exp. 01/07/2005	10,700,000	239	182
Call – OTC 3 Month LIBOR Interest Rate Swap
Strike @ 5.000 Exp. 01/07/2005	10,700,000	239	547

		$566	$985

(g)	Subsequent to September 30, 2002, the issuer declared bankruptcy.

Type	Notional Amount	Unrealized Appreciation

(h) Swap agreements outstanding at September 30, 2002:
Receive a fixed rate equal to 6.000% and pay floating rate based on 3-month LIBOR.
Broker: Bank of America Exp. 06/17/2005	$7,300	$325
Receive a fixed rate equal to 6.000% and pay floating rate based on 3-month LIBOR.
Broker: Bank of America Exp. 12/18/2007	23,400	1,987
Receive a fixed rate equal to 6.000% and pay floating rate based on 3-month LIBOR.
Broker: Lehman Brothers, Inc. Exp. 12/18/2007	42,000	3,089

		$5,401

(i)	Reverse repurchase agreements were entered into on various days paying various interest rates. The following securities were segregated with collateral for reverse repurchase agreements:

Type	Maturity	Value

Fannie Mae 4.019%	11/01/2040	$1,782
GMAC Mortgage Corporation Loan Trust 7.500%	02/25/2031	4,164
Residential Funding Mortgage Securities I 7.000%	05/25/2011	2,466
Daimler Chrysler Auto Trust 2.900%	12/06/2004	3,024
Residential Asset Mortgage Products, Inc. 8.360%	06/25/2030	1,614

		$13,050

See accompanying notes I 9.30.02 I	55

Schedule of Investments
Real Return Portfolio
September 30, 2002 (Unaudited)
	Principal Amount (000s)	Value (000s)
CORPORATE BONDS & NOTES 3.8%
Banking & Finance 2.3%
Atlas Reinsurance PLC
4.560% due 04/04/2003 (a)	$740	$743
Ford Motor Credit Co.
2.236% due 01/26/2004 (a)	2,200	2,115
General Motors Acceptance Corp.
2.170% due 03/10/2003 (a)	100	99
MBNA America Bank
2.265% due 12/10/2002 (a)	500	499
National Australia Bank Ltd.
2.382% due 05/19/2010 (a)	200	201
National Rural Utilities Cooperative Finance Corp.
1.990% due 07/17/2003 (a)	2,000	1,991

		5,648

Industrials 1.3%
DaimlerChrysler North America Holding Corp.
2.596% due 12/16/2002 (a)	1,700	1,702
Fred Meyer, Inc.
7.375% due 03/01/2005	1,000	1,097
Waste Management, Inc.
7.100% due 08/01/2026	500	507

		3,306

Utilities 0.2%
Entergy Gulf States, Inc.
3.097% due 06/02/2003 (a)	500	500

Total Corporate Bonds & Notes (Cost $ 9,415)		9,454

U.S. TREASURY OBLIGATIONS 102.5%
Treasury Inflation Protected Securities (f)
3.375% due 01/15/2007 (b)	27,963	30,466
3.625% due 01/15/2008 (b)	5,574	6,150
4.250% due 01/15/2010 (b)	61,014	70,328
3.500% due 01/15/2011 (b)	31,043	34,419
3.625% due 04/15/2028 (b)	28,705	33,796
3.875% due 04/15/2029 (b)	65,620	80,754

Total U.S. Treasury Obligations (Cost $ 243,663)		255,913

MORTGAGE-BACKED SECURITIES 1.2%
Collateralized Mortgage Obligations 1.1%
Bear Stearns Adjustable Rate Mortgage Trust
4.770% due 11/25/2030 (a)	2,547	2,632
Fannie Mae 0.1%
5.904% due 09/01/2018 (a)	237	242

Total Mortgage-Backed Securities (Cost $ 2,788)		2,874

FOREIGN CURRENCY-DENOMINATED ISSUES (c)(d) 3.1%
Republic of France
3.000% due 07/25/2012 EC	7,651	7,805

Total Foreign Currency-Denominated Issues (Cost $ 6,877)		7,805

SHORT-TERM INSTRUMENTS 56.0%
Commercial Paper 55.0%
Abbey National North America
1.750% due 12/10/2002	12,000	11,958
Danske Corp.
1.750% due 12/19/2002	12,000	11,976
Fannie Mae
1.860% due 10/01/2002	30,000	29,998
Federal Home Loan Bank
1.680% due 10/22/2002	1,500	1,499
Freddie Mac
1.860% due 10/01/2002	38,000	37,998
HBOS Treasury Services PLC
1.730% due 11/20/2002	10,000	9,979
Shell Finance
1.700% due 11/19/2002	10,000	9,976
Svenska Handelsbank, Inc.
1.750% due 12/18/2002	12,000	11,956
Westpac Capital Corp.
1.730% due 11/26/2002	12,000	11,958

		137,298

Repurchase Agreement 1.0%
State Street Bank
1.550% due 10/01/2002	2,565	2,565

(Dated 09/30/2002. Collateralized by Federal Farm Credit Bank 2.260% due 08/14/2003 valued at $2,618. Repurchase proceeds $2,565.)
Total Short-Term Instruments (Cost $ 139,863)		139,863

Total Investments 166.6% (Cost $ 402,606)		$415,909
Other Assets and Liabilities (Net) (66.6%)		(166,288)

Net Assets 100.0%		$249,621

Notes to Schedule of Investments (amounts in thousands):

(a)	Variable rate security. The rate listed is as of September 30, 2002.
(b)	Security, or a portion thereof, subject to financing transaction.
(c)	Foreign forward currency contracts outstanding at September 30, 2002:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized (Depreciation)

Sell	EC	7,272	11/2002	$(48)

(d)	Principal amount denoted in indicated currency:
EC—Euro
(e)	Short sales open at September 30, 2002 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

U.S. Treasury Notes	3.000	07/15/2012	$5,000	$5,383	$5,061

(f)	Principal amount of security is adjusted for inflation.

56	Semi-Annual Report I 9.30.02 I See accompanying notes

Schedule of Investments
International Portfolio
September 30, 2002 (Unaudited)
	Principal Amount (000s)		Value (000s)

AUSTRALIA (h)(i) 0.7%
Commonwealth of Australia
10.000% due 10/15/2002	A$	617	$336
Crusade Global Trust
2.080% due 02/15/2030 (a)		$14,027	14,058
Medallion Trust
2.061% due 07/12/2031 (a)		6,309	6,317
Superannuation Members Home Loans Global Fund
2.081% due 06/15/2026 (a)		719	720

Total Australia (Cost $21,587)			21,431

CAYMAN ISLANDS (h)(i) 0.7%
International Credit Recovery-Japan
0.467% due 08/25/2005 (a)	JY	80,387	659
0.816% due 05/10/2006 (a)		120,000	986
0.457% due 12/31/2039 (a)		261,613	2,150
MBNA Master Credit Card Trust
3.637% due 05/19/2004 (a)	EC	8,400	8,301
Redwood Capital II Ltd.
4.860% due 01/01/2004 (a)		$6,100	6,076
SHL Corp. Ltd.
0.765% due 12/25/2024 (a)	JY	144,156	1,184

Total Cayman Islands (Cost $20,052)			19,356

CROATIA (h)(i) 0.2%
Republic of Croatia
7.000% due 03/28/2005	EC	1,840	1,926
2.687% due 07/31/2006 (a)		$551	545
2.687% due 07/31/2010 (a)		2,182	2,165

Total Croatia (Cost $4,463)			4,636

DENMARK (h)(i) 0.0%
BG Bank
4.567% due 11/24/2007 (a)	EC	700	704

Total Denmark (Cost $660)			704

FRANCE (h)(i) 1.1%
Axa SA
3.750% due 01/01/2017	EC	1,357	1,192
France Telecom SA
2.457% due 03/14/2003 (a)		$400	395
0.466% due 06/19/2003 (a)	JY	2,900,000	23,119
Republic of France
5.000% due 01/12/2003	EC	8,085	8,030

Total France (Cost $30,623)			32,736

GERMANY (h)(i) 253.5%
Republic of Germany
4.750% due 12/13/2002	EC	1,700	1,684
4.250% due 03/14/2003 (b)		1,000	993
6.500% due 10/14/2005 (b)		125,100	134,819
6.000% due 01/05/2006 (b)		436,000	465,562
5.000% due 02/17/2006		3,800	3,947
4.500% due 08/18/2006 (b)		21,600	22,147
6.000% due 01/04/2007 (b)		749,900	812,233
4.000% due 02/16/2007 (b)		2,500,000	2,516,331
4.500% due 08/17/2007 (b)		650,000	667,736
5.250% due 01/04/2008 (b)		814,300	865,087
5.250% due 07/04/2010 (b)		51,900	55,111
5.250% due 01/04/2011 (b)		1,023,800	1,086,135
6.250% due 01/04/2024 (b)		2,800	3,249
6.250% due 01/04/2030 (b)		59,500	70,590

Total Germany (Cost $6,372,210)			7,068,433

GREECE (h)(i) 0.4%
Hellenic Republic
4.700% due 05/19/2003 (a)		3,228	3,088
5.220% due 06/17/2003 (a)		4,730	4,740
5.240% due 10/23/2003 (a)		2,085	2,074

Total Greece (Cost $12,976)			9,902

IRELAND (h)(i) 0.2%
Diageo Enterprises PLC
3.515% due 12/19/2002 (a)	EC	3,200	3,156
Fennica PLC
3.934% due 05/20/2054 (a)		2,300	2,277

Total Ireland (Cost $4,686)			5,433

ITALY (h)(i) 2.4%
Findomestic Securitisation Vehicle SRL
3.608% due 12/20/2008 (a)	EC	12,050	11,925
First Italian Auto Transaction
3.730% due 07/01/2008 (a)		52,050	51,166
Republic of Italy
4.500% due 01/15/2003 (b)		6,215	6,164

Total Italy (Cost $63,519)			69,255

LUXEMBOURG (h)(i) 0.1%
Hellenic Finance
2.000% due 07/15/2003 (a)	EC	2,400	2,458

Total Luxembourg (Cost $2,529)			2,458

MEXICO 0.0%
United Mexican States
8.300% due 08/15/2031		$900	875

Total Mexico (Cost $834)			875

NETHERLANDS 1.2%
Unilever NV
1.974% due 10/24/2002 (a)		$32,000	32,002

Total Netherlands (Cost $32,002)			32,002

NEW ZEALAND (h)(i) 0.2%
Commonwealth of New Zealand
4.500% due 02/15/2016	N$	9,417	5,190

Total New Zealand (Cost $4,839)			5,190

SOUTH KOREA (h)(i) 0.3%
Korea Development Bank
4.700% due 03/18/2004	JY	780,000	6,795

Total South Korea (Cost $7,565)			6,795

SPAIN (h)(i) 0.5%
Hipotebansa Mortgage Securitization Fund
3.566% due 01/18/2018 (a)	EC	4,024	3,984
3.576% due 07/18/2022 (a)	SP	10,596	10,434

Total Spain (Cost $13,032)			14,418

SUPRANATIONAL (h)(i) 0.1%
European Investment Bank
5.500% due 12/07/2009	BP	2,300	3,812

Total Supranational (Cost $3,326)			3,812

See accompanying notes I 9.30.02 I	57

Schedule of Investments (Cont.)
International Portfolio
September 30, 2002 (Unaudited)

		Principal Amount (000s)	Value (000s)
TUNISIA 0.1%
Banque Centrale De Tunisie
7.500% due 08/06/2009		$1,800	$1,859
7.375% due 04/25/2012		500	499

Total Tunisia (Cost $2,325)			2,358

UNITED KINGDOM (h)(i) 2.8%
Abbey National Treasury Service PLC
7.625% due 12/30/2002	BP	5,270	8,354
AIG SunAmerica Institutional Funding III Ltd.
3.487% due 05/14/2003 (a)	EC	300	295
Bauhaus Securities Ltd.
3.701% due 10/30/2052 (a)		16,399	16,190
BG Transco Holdings PLC
5.306% due 12/14/2009 (a)	BP	4,930	7,716
Haus Ltd.
3.612% due 12/14/2037 (a)	EC	9,345	9,235
3.612% due 12/14/2037 (a)		12,902	12,777
Holmes Funding PLC
3.580% due 11/15/2004 (a)		2,500	2,474
Lloyds TSB Capital I
7.375% due 02/07/2049 (a)		9,250	10,244
Originated Mortgage Loans PLC
3.863% due 12/15/2031 (a)		2,514	2,491
4.422% due 04/15/2032 (a)	BP	1,403	2,209
RMAC PLC
4.411% due 09/12/2041 (a)		745	1,173
United Kingdom Gilt
8.500% due 12/07/2005		2,600	4,637

Total United Kingdom (Cost $71,767)			77,795

UNITED STATES (h)(i) 8.3%
Asset-Backed Securities 0.5%
Advanta Mortgage Loan Trust
2.188% due 11/25/2029 (a)		$141	141
AFC Home Equity Loan Trust
2.033% due 03/25/2027 (a)		214	213
Ameriquest Mortgage Securities, Inc.
2.143% due 06/15/2030 (a)		1,095	1,095
Amortizing Residential Collateral Trust
2.070% due 09/25/2030 (a)		35	34
Champion Home Equity Loan Trust
8.033% due 02/25/2028 (a)		1,390	1,418
Conseco Finance Securitizations Corp.
2.106% due 10/15/2031 (a)(c)		107	107
Duck Auto Grantor Trust
6.760% due 04/15/2005		5,079	5,087
Marriott Vacation Club Owner Trust
0.990% due 09/20/2017 (a)		2,151	2,150
Provident Bank Equipment Lease Trust
2.110% due 11/25/2011 (a)		4,123	4,135
Providian Home Equity Loan Trust
2.130% due 06/25/2025 (a)		76	76

			14,456

Corporate Bonds & Notes 4.7%
Ahold Finance USA, Inc.
6.875% due 05/01/2029		400	383
AT&T Corp.
5.360% due 11/21/2003 (a)	EC	29,500	27,914
8.000% due 11/15/2031		$800	742
Bear Stearns Cos., Inc.
6.125% due 02/01/2003		1,129	1,143
Conoco Funding Co.
7.250% due 10/15/2031		100	119
DaimlerChrysler North America Holding Corp.
6.400% due 05/15/2006		3,190	3,428
Donaldson, Lufkin & Jenrette, Inc.
2.375% due 07/18/2003 (a)		10,200	10,227
Ford Motor Co.
7.450% due 07/16/2031		1,300	1,073
Ford Motor Credit Co.
1.000% due 12/22/2003	JY	44,000	355
5.750% due 02/23/2004		$1,800	1,796
2.690% due 03/08/2004 (a)		1,100	1,052
2.210% due 07/19/2004 (a)		23,500	22,241
3.726% due 10/25/2004 (a)		900	859
2.305% due 06/30/2005 (a)		7,900	7,147
General Motors Acceptance Corp.
2.010% due 04/05/2004 (a)		12,360	11,973
6.875% due 09/09/2004	BP	6,650	10,727
5.500% due 02/02/2005	EC	16,900	16,793
Procter & Gamble Co.
1.500% due 12/07/2005	JY	1,000,000	8,494
Salomon Smith Barney Holdings, Inc.
4.361% due 10/21/2002 (a)	BP	2,180	3,432

			129,898

Mortgage-Backed Securities 3.1%
Bear Stearns Adjustable Rate Mortgage Trust
7.001% due 02/25/2031 (a)		$5,709	5,858
Chase Mortgage Finance Corp.
6.550% due 08/25/2028		169	169
Citicorp Mortgage Securities, Inc.
6.500% due 07/25/2028-03/25/2029 (a)(d)		408	424
Credit-Based Asset Servicing & Securitization
7.730% due 11/27/2031		1,404	1,380
Fannie Mae
8.800% due 01/25/2019		756	853
7.000% due 01/01/2005-09/25/2023 (d)		505	531
Freddie Mac
2.173% due 07/15/2028 (a)		147	148
6.500% due 07/15/2028		8,960	9,530
Government National Mortgage Association
6.625% due 11/20/2022-11/20/2024 (a)(d)		4,331	4,482
5.375% due 03/20/2022-02/20/2025 (a)(d)		1,202	1,237
5.380% due 04/20/2022-05/20/2026 (a)(d)		1,984	2,050
6.750% due 08/20/2022-09/20/2026 (a)(d)		3,923	4,046
5.000% due 04/20/2030-06/20/2030 (a)(d)		22,770	23,391
8.500% due 07/15/2008-07/15/2030 (d)		552	599
7.500% due 09/15/2025-12/15/2030 (d)		5,854	6,488
J.P. Morgan Chase Commercial Mortgage Finance Corp.
2.103% due 04/15/2010 (a)		4,887	4,889
MLCC Mortgage Investors, Inc.
2.206% due 03/15/2025 (a)		78	78
Morgan Stanley Capital I
7.460% due 02/15/2020		614	619
PNC Mortgage Securities Corp.
2.263% due 12/25/2030 (a)		284	284
Puma Finance Ltd.
2.220% due 04/15/2031 (a)(e)		2,649	2,665
Residential Funding Mortgage Securities, Inc.
2.112% due 05/12/2032 (a)		9,835	9,851
Salomon Brothers Mortgage Securities VII, Inc.
2.193% due 04/25/2029 (a)		246	246
Washington Mutual, Inc.
4.285% due 12/25/2040 (a)		918	930
4.473% due 01/25/2041 (a)		4,161	4,231

			84,979

Total United States (Cost $229,125)			229,333

PURCHASED PUT OPTIONS 0.0%
Euro-Bobl December Futures (OTC)
Strike @ 95.600 Exp. 12/03/2002	EC	1,000,000	0
EuroBund December Futures (OTC)
Strike @ 93.000 Exp. 12/02/2002		3,335,800	0
Japanese Government Bond December Futures (OTC)
Strike @ 130.000 Exp. 11/29/2002	JY	300,000	2
Republic of Germany (OTC)
6.000% due 01/05/2007
Strike @ 95.000 Exp. 10/03/2002		1,249,500	0
Republic of Germany (OTC)
4.000% due 02/16/2007
Strike @ 87.000 Exp. 10/03/2002	EC	2,500,000	50

58	Semi-Annual Report I 9.30.02 I See accompanying notes

	Principal Amount (000s)	Value (000s)

Republic of Germany (OTC)
4.500% due 08/18/2006
Strike @ 90.000 Exp. 10/03/2002	EC 1,000,000	$0
Republic of Germany (OTC)
4.500% due 08/17/2007
Strike @ 93.000 Exp. 10/03/2002	450,000	0
Republic of Germany (OTC)
5.000% due 01/04/2012
Strike @ 88.250 Exp. 10/03/2002	1,500,000	0
Republic of Germany (OTC)
5.250% due 01/04/2008
Strike @ 95.500 Exp. 10/03/2002	1,000,000	0
Republic of Germany (OTC)
5.250% due 01/04/2011
Strike @ 89.000 Exp. 10/03/2002	1,000,000	0

Total Purchased Put Options (Cost $ 1,270)		52

SHORT-TERM INSTRUMENTS 74.8%
Commercial Paper 54.5%
AT&T Corp.
3.720% due 04/18/2003	$7,500	7,058
BP Amoco Capital PLC
1.970% due 10/01/2002	140,000	140,000
Federal Home Loan Bank
1.658% due 10/23/2002	50,000	49,950
1.680% due 10/25/2002	55,000	54,938
Freddie Mac
1.860% due 10/01/2002	350,000	350,000
1.650% due 10/18/2002	50,000	49,961
1.700% due 10/31/2002 (f)	1,215	1,213
1.710% due 10/31/2002	25,000	24,964
HBOS Treasury Services PLC
1.730% due 11/20/2002	29,500	29,429
Lloyds TSB Bank PLC—NY
1.730% due 10/15/2002	100,000	99,933
1.730% due 10/17/2002	13,400	13,390
Pfizer, Inc.
1.730% due 10/21/2002	19,500	19,481
1.720% due 10/22/2002	50,000	49,950
1.720% due 10/23/2002	50,000	49,947
1.730% due 10/28/2002	19,500	19,475
Rabobank Nederland NV
1.920% due 10/01/2002	140,000	140,000
Shell Finance
1.750% due 12/10/2002	140,000	139,709
TotalFinaElf S.A.
1.970% due 10/01/2002	140,000	140,000
UBS Finance, Inc.
1.750% due 12/18/2002	140,000	140,000

		1,519,398

Repurchase Agreement 0.1%
State Street Bank
1.550% due 10/01/2002	1,241	1,241

(Dated 09/30/2002. Collateralized by Fannie Mae 2.600% due 08/26/2004 valued at $1,267. Repurchase proceeds are $1,241.)
U.S. Treasury Bills 20.2%
1.614% due 11/14/2002-11/29/2002 (d)(f)	565,195	563,826

Total Short-Term Instruments (Cost $2,084,907)		2,084,465

Total Investments 347.6% (Cost $8,984,297)		$9,691,439
Written Options (g) (0.3%) (Premiums $6,077)		(8,766)
Other Assets and Liabilities (Net) (247.3%)		(6,894,457)

Net Assets 100.0%		$2,788,216

Notes to Schedule of Investments (amounts in thousands):

(a)    Variable rate security. The rate listed is as of September 30, 2002.
(b)    Security, or portion thereof, subject to financing transaction.
(c)    Security is in default.
(d)    Securities are grouped by coupon or range of coupons and represent a range of maturities.
(e)    Restricted security.
(f)    Securities with an aggregate market value of $96,688 have been segregated with the custodian to cover margin requirements for the following open futures contracts at September 30, 2002:

Type	# of Contracts	Unrealized Appreciation/ (Depreciation)

Euro-Bobl 5 Year Note (12/2002)	4,402	$11,003
EuroBond 10 Year Note (12/2002)	46,121	98,447
Government of Japan 10 Year Note (12/2002)	2	(5)
United Kingdom 90 Day LIBOR Futures (12/2002)	384	1,190
United Kingdom 90 Day LIBOR Futures (06/2003)	386	1,268
Euribor December Futures (12/2002)	23	0
		$111,903

(g)	Premiums received on written options:

Type	# of Contracts	Premium	Value

Call—OTC 3 Month LIBOR Interest Rate Swap
Strike @ 6.000 Exp. 10/24/2003	53,500,000	$2,461	$6,188
Put—OTC 3 Month LIBOR Interest Rate Swap
Strike @ 6.000 Exp. 10/24/2003	53,500,000	2,462	926
Call—OTC 3 Month LIBOR Interest Rate Swap
Strike @ 6.000 Exp. 10/20/2003	12,400,000	577	1,440
Put—OTC 3 Month LIBOR Interest Rate Swap
Strike @ 6.000 Exp. 10/20/2003	12,400,000	577	212

		$6,077	$8,766

(h)	Foreign forward currency contracts outstanding at September 30, 2002:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation/ (Depreciation)

Buy	BP	22,960	10/2002	$499
Sell		59,033	10/2002	(1,833)
Buy	C$	7,378	10/2002	(191)
Sell		10,970	10/2002	278
Sell	DK	12,769	12/2002	(25)
Buy	EC	144,722	11/2002	952
Sell		90,000	11/2002	(88)
Buy	H$	125,637	10/2002	(2)
Sell		10,645	10/2002	0
Buy	JY	509,962	12/2002	(56)
Sell		4,492,205	12/2002	1,167
Sell	N$	16,688	10/2002	0
Sell	SF	199	12/2002	(3)

				$698

See accompanying notes I 9.30.02 I	59

Schedule of Investments (Cont.)
International Portfolio
September 30, 2002 (Unaudited)

(i)	Principal amount denoted in indicated currency:

            BP—British Pound
            C$—Canadian Dollar
            DK—Danish Krone
            EC—Euro
            H$—Hong Kong Dollar
            JY—Japanese Yen
            N$—New Zealand Dollar
            SF—Swiss Franc
            SP—Spanish Peseta

(j)	Swap agreements outstanding at September 30, 2002:

Type	Notional Amount		Unrealized Appreciation/ (Depreciation)

Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 1.347%.
Broker: Bank of America Exp. 03/15/2011	JY	55,000,000	$(15,854)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 1.347%.
Broker: Merrill Lynch Exp. 03/15/2011		30,000,000	(11,318)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 0.200%.
Broker: J.P. Morgan Chase & Co Exp. 03/17/2003		114,140,000	(809)
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Broker: J.P. Morgan Chase & Co Exp. 03/15/2017	EC	600,000	3,808
Receive floating rate based on 3-month H$-HIBOR and pay a fixed rate equal to 6.910%.
Broker: Goldman Sachs Exp. 02/15/2006	H$	1,134,000	(17,393)
Receive floating rate based on 3-month H$-HIBOR and pay a fixed rate equal to 5.753%.
Broker: Goldman Sachs Exp. 02/08/2006		922,000	(9,137)
Receive floating rate based on 3-month H$-HIBOR and pay a fixed rate equal to 5.729%.
Broker: Goldman Sachs Exp. 06/01/2006		1,104,700	(12,661)
Receive floating rate based on 3-month H$-HIBOR and pay a fixed rate equal to 5.906%.
Broker: Goldman Sachs Exp. 07/11/2006		165,000	(2,150)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 2.020%.
Broker: Goldman Sachs Exp. 05/18/2010	JY	7,436,060	(5,793)
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 6.100%.
Broker: Morgan Stanley Exp. 01/15/2031		52,000	(8,789)
Receive a fixed rate equal to 6.500% and pay floating rate based on 6-month EC-LIBOR.
Broker: Goldman Sachs Exp. 03/15/2016		469,300	11,544
Receive a fixed rate equal to 6.500% and pay floating rate based on 6-month EC-LIBOR.
Broker: Lehman Brothers, Inc. Exp. 03/15/2016		69,300	1,801
Receive a fixed rate equal to 6.500% and pay floating rate based on 6-month EC-LIBOR.
Broker: Morgan Stanley Exp. 03/15/2016		644,010	11,981
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 5.500%.
Broker: Goldman Sachs Exp. 12/15/2031		200,000	(14,492)
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 5.000%.
Broker: Salomon Brothers, Inc. Exp. 06/17/2012		835,600	(40,869)
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Broker: J.P. Morgan Chase & Co. Exp. 03/15/2032		209,500	5,626
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 1.313%.
Broker: Merrill Lynch Exp. 01/11/2008	JY	20,000,000	(7,779)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 1.777%.
Broker: Goldman Sachs Exp. 01/12/2011		3,692,000	(2,247)
Receive a fixed rate equal to 5.670% and pay floating rate based on 3-month LIBOR.
Broker: Goldman Sachs Exp. 02/08/2006		$ 10,400	257
Receive floating rate based on 3-month H$-HIBOR and pay a fixed rate equal to 5.550%.
Broker: Goldman Sachs Exp. 03/16/2006	H$	1,020,100	(11,264)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.500%.
Broker: Goldman Sachs Exp. 03/15/2016	BP	498,900	(2,895)

60	Semi-Annual Report I 9.30.02 I See accompanying notes

Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.500%.
Broker: Lehman Brothers, Inc. Exp. 03/15/2016	BP	45,400	$(541)
Receive a fixed rate equal to 5.250% and pay floating rate based on 6-month BP-LIBOR.
Broker: Lehman Brothers, Inc. Exp. 03/15/2003		25,000	222
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.500%.
Broker: Morgan Stanley Exp. 03/15/2016		148,800	(2,847)
Receive a fixed rate equal to 5.500% and pay floating rate based on 6-month BP-LIBOR.
Broker: Morgan Stanley Exp. 03/15/2004		6,300	260
Receive a fixed rate equal to 5.640% and pay floating rate based on 3-month LIBOR.
Broker: Goldman Sachs Exp. 06/05/2006		$141,630	13,042
Receive a fixed rate equal to 5.500% and pay floating rate based on 6-month BP-LIBOR.
Broker: Morgan Stanley Exp. 09/17/2003	BP	7,300	181
Receive a fixed rate equal to 6.500% and pay floating rate based on 6-month EC-LIBOR.
Broker: J.P. Morgan Chase & Co. Exp. 03/15/2016	EC	150,000	2,918
Receive a fixed rate equal to 5.710% and pay floating rate based on 3-month LIBOR.
Broker: Goldman Sachs Exp. 07/11/2006		$21,200	2,413
Receive floating rate based on 3-month H$-HIBOR and pay a fixed rate equal to 5.753%.
Broker: Goldman Sachs Exp. 02/08/2006	H$	196,000	(2,292)
Receive a fixed rate equal to 5.670% and pay floating rate based on 3-month LIBOR.
Broker: Goldman Sachs Exp. 02/08/2006		$25,200	2,598
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.500%.
Broker: UBS—Warburg Exp. 03/15/2016	BP	169,600	(668)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.500%.
Broker: UBS—Warburg Exp. 06/15/2006		10,490	(538)
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 5.500%.
Broker: Morgan Stanley Exp. 12/15/2031	EC	136,050	(10,471)
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 5.500%.
Broker: Lehman Brothers, Inc. Exp. 12/15/2031		8,500	(488)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 0.660%.
Broker: UBS—Warburg Exp. 06/17/2007	JY	10,740,000	(1,299)
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 5.000%.
Broker: Goldman Sachs Exp. 06/17/2012	EC	353,700	(19,082)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Broker: UBS—Warburg Exp. 03/15/2017	BP	250,000	1,826
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Broker: Morgan Stanley Exp. 03/15/2017		250,000	1,812
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Broker: Morgan Stanley Exp. 03/15/2017	EC	400,000	2,492
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Broker: J.P. Morgan Chase & Co. Exp. 03/15/2017	BP	125,000	747
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.500%.
Broker: Morgan Stanley Exp. 03/02/2004		8,500	(206)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.250%.
Broker: Morgan Stanley Exp. 03/15/2003		7,400	(4)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Broker: Goldman Sachs Exp. 03/15/2017		250,000	1,619
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Broker: Goldman Sachs Exp. 03/15/2017	EC	400,000	2,768

See accompanying notes I 9.30.02 I	61

Schedule of Investments (Cont.)
International Portfolio
September 30, 2002 (Unaudited)

Receive a fixed rate equal to 1.080% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 9.750% due 04/06/2005.
Broker: J.P. Morgan Chase & Co. Exp. 12/18/2002		$8,500	$14
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Broker: UBS—Warburg Exp. 03/15/2032	EC	28,800	825
Receive a fixed rate equal to 5.250% and pay floating rate based on 6-month BP-LIBOR.
Broker: Goldman Sachs Exp. 03/15/2006	BP	11,300	651
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Broker: J.P. Morgan Chase & Co. Exp. 03/15/2032		115,400	(3,218)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Broker: UBS—Warburg Exp. 03/15/2032		16,500	(557)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Broker: Morgan Stanley Exp. 06/15/2006		28,770	(1,519)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 1.300%.
Broker: Goldman Sachs Exp. 09/21/2011	JY	2,545,000	(610)
Receive a fixed rate equal to 6.790% and pay floating rate based on 3-month LIBOR.
Broker: Goldman Sachs Exp. 02/15/2006		$11,600	172
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Broker: Merrill Lynch Exp. 12/18/2012		400,000	(19,525)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Broker: Bank of America Exp. 12/18/2012		1,153,300	(56,295)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 4.000%.
Broker: Merrill Lynch Exp. 12/18/2007		1,903,800	(21,941)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 4.000%.
Broker: Bank of America Exp. 12/18/2007		1,591,000	(40,395)

			$(276,369)

(k)	Short sales open at September 30, 2002 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

U.S. Treasury Note	4.625	05/16/2006	$193,300	$209,278	$206,545
U.S. Treasury Note	3.250	08/15/2007	500,000	514,844	514,844

				$724,122	$721,389

62	Semi-Annual Report I 9.30.02 I See accompanying notes

Schedule of Investments
Emerging Markets Portfolio
September 30, 2002 (Unaudited)

	Principal Amount (000s)		Value (000s)
BALTIC NATIONS 0.0%
Republic of Kazakhstan
8.375% due 10/02/2002		$200	$200

Total Baltic Nations (Cost $200)			200

BERMUDA 0.0%
IMEXA Export Trust
10.125% due 05/31/2003		$938	345

Total Bermuda (Cost $927)			345

BRAZIL 16.1%
Republic of Brazil
9.625% due 07/15/2005		$3,400	2,176
3.062% due 04/15/2006 (a)		76,269	50,246
11.250% due 07/26/2007		1,000	522
11.500% due 03/12/2008 (b)		21,200	11,077
3.125% due 04/15/2009 (a)		7,481	3,740
14.500% due 10/15/2009		1,000	548
11.000% due 01/11/2012		15,350	6,946
8.000% due 04/15/2014		84,247	41,180
12.750% due 01/15/2020		150	68
3.062% due 04/15/2024 (a)		1,000	542
6.000% due 04/15/2024 (b)		15,000	8,550
8.875% due 04/15/2024		3,000	1,198
11.000% due 05/15/2027 (b)		5,016	2,044
12.250% due 03/06/2030		9,300	4,371
Republic of Brazil (BR)
11.000% due 08/17/2040		17,450	7,573
Republic of Brazil (US)
11.000% due 08/17/2040 (b)		31,550	13,961

Total Brazil (Cost $213,516)			154,742

BULGARIA 8.4%
Republic of Bulgaria
2.812% due 07/28/2011 (a)		$17,154	15,096
2.687% due 07/28/2012 (a)		29,110	26,272
2.687% due 07/28/2024 (a)(b)		44,125	39,713

Total Bulgaria (Cost $78,734)			81,081

CAYMAN ISLANDS 0.2%
Korea Asset Funding Ltd.
4.010% due 02/10/2009 (a)		$1,276	1,279
Petrobras International Finance Co.
9.125% due 02/01/2007		1,075	873

Total Cayman Islands (Cost $2,375)			2,152

CHILE 1.0%
Republic of Chile
5.625% due 07/23/2007		$4,750	4,993
7.125% due 01/11/2012		4,460	4,865

Total Chile (Cost $9,393)			9,858

CROATIA (c)(d) 5.2%
Republic of Croatia
7.000% due 03/28/2005 (c)(d)	E	C 2,000	2,093
4.562% due 07/31/2006 (a)		$9,211	9,119
2.687% due 07/31/2010 (a)		38,517	38,228

Total Croatia (Cost $49,308)			49,440

EGYPT 0.1%
Republic of Egypt
7.625% due 07/11/2006		$800	842

Total Egypt (Cost $822)			842

MALAYSIA 5.7%
Republic of Malaysia
8.750% due 06/01/2009		6,000	7,365
7.500% due 07/15/2011 (b)		40,790	47,302

Total Malaysia (Cost $49,657)			54,667

MEXICO 15.0%
Banco Nacional de Comercio Exterior
7.250% due 02/02/2004		$7,800	8,151
Bancomext Trust
8.000% due 08/05/2003		3,667	3,827
Pemex Project Funding Master Trust
9.125% due 10/13/2010		165	176
Petroleos Mexicanos
9.500% due 09/15/2027		5,450	5,995
United Mexican States
3.140% due 03/25/2005 (a)		3,750	3,649
8.625% due 03/12/2008		2,000	2,178
9.875% due 02/01/2010		3,400	3,859
8.375% due 01/14/2011		400	421
7.500% due 01/14/2012		4,025	4,080
11.375% due 09/15/2016		10,100	12,448
6.250% due 12/31/2019 (b)		41,141	39,804
8.000% due 09/24/2022		44,384	42,329
11.500% due 05/15/2026		215	270
8.300% due 08/15/2031		3,295	3,204
United Mexican States (MX)
10.375% due 02/17/2009		4,250	4,930
8.125% due 12/30/2019		5,830	5,678
United Mexican States (US)
8.500% due 02/01/2006		610	668
10.375% due 02/17/2009		750	872
8.125% due 12/30/2019		200	196
United Mexican States (UX)
8.500% due 02/01/2006		1,400	1,518
United Mexican States Value Recovery Right
0.000% due 06/30/2003 (a)		43,063	129
0.000% due 06/30/2004 (a)		54,124	81
0.000% due 06/30/2005 (a)		54,124	32
0.000% due 06/30/2006 (a)		54,124	32
0.000% due 06/30/2007 (a)		47,175	26

Total Mexico (Cost $144,009)			144,553

MOROCCO 0.2%
Morroco Restructured Tranche A
2.687% due 01/01/2009 (a)		$2,605	2,306

Total Morocco (Cost $2,398)			2,306

NETHERLANDS 0.0%
Telekomunikacja Polska SA
7.125% due 12/10/2003		$400	396

Total Netherlands (Cost $409)			396

PANAMA 8.8%
Republic of Panama
8.250% due 04/22/2008		$11,100	10,684
9.375% due 07/23/2012		16,100	15,617
5.000% due 07/17/2014		26,831	21,733
2.750% due 07/17/2016 (a)		859	588
10.750% due 05/15/2020		2,000	2,013
8.875% due 09/30/2027		2,975	2,789
Republic of Panama (PA)
9.625% due 02/08/2011 (b)		7,900	7,813
Republic of Panama (US)
9.625% due 02/08/2011 (b)		23,184	23,010

Total Panama (Cost $86,504)			84,247

See accompanying notes I 9.30.02 I	63

		Principal Amount (000s)	Value (000s)
PERU 10.0%
Republic of Peru
9.125% due 02/21/2012		$102,326	$83,652
4.000% due 03/07/2017		6,500	3,892
4.500% due 03/07/2017		12,763	8,615

Total Peru (Cost $106,613)			96,159

PHILIPPINES 1.0%
Central Bank Philippines
2.812% due 01/05/2005 (a)		$1,715	1,672
Republic of Philippines
6.500% due 12/01/2017		8,500	7,905

Total Philippines (Cost $8,731)			9,577

POLAND 5.8%
Republic of Poland
6.000% due 10/27/2014		$13,059	13,108
3.750% due 10/27/2024 (b)		47,640	39,246
4.500% due 10/27/2024		4,000	3,530

Total Poland (Cost $49,490)			55,884

QATAR 5.0%
State of Qatar
2.957% due 02/18/2004 (a)		$950	936
State of Qatar (QA)
9.750% due 06/15/2030 (b)		22,560	27,944
State of Qatar (US)
9.750% due 06/15/2030 (b)		15,660	19,379

Total Qatar (Cost $44,873)			48,259

RUSSIA 1.3%
Russian Federation
1.000% due 03/31/2030		$17,000	12,028

Total Russia (Cost $11,481)			12,028

SLOVAKIA 0.1%
Slovak Wireless Finance
11.250% due 03/30/2007 (c)		$500	534

Total Slovakia (Cost $485)			534

SOUTH AFRICA 4.6%
Republic of South Africa
7.375% due 04/25/2012		$3,160	3,338
8.500% due 06/23/2017		8,780	9,395
Republic of South Africa (US)
9.125% due 05/19/2009		1,835	2,138
Republic of South Africa (ZA)
9.125% due 05/19/2009 (b)		25,000	28,975

Total South Africa (Cost $41,592)			43,846

SOUTH KOREA 11.1%
Cho Hung Bank
11.500% due 04/01/2010		$10,600	12,363
Cho Hung Bank (KR)
11.875% due 04/01/2010 (a)		1,500	1,757
Cho Hung Bank (US)
11.875% due 04/01/2010		1,000	1,171
Export-Import Bank Korea
7.100% due 03/15/2007		7,050	8,068
Export-Import Bank Korea (KR)
6.500% due 11/15/2006		23,000	25,645
Export-Import Bank Korea (US)
6.500% due 11/15/2006		2,500	2,776
Hanvit Bank (KR)
11.750% due 03/01/2010		6,000	6,996
12.750% due 03/01/2010		6,000	7,140
Hanvit Bank (US)
11.750% due 03/01/2010		3,340	3,902
12.750% due 03/01/2010		36	43
Korea Deposit Insurance
2.500% due 12/11/2005		1,500	1,624
Korea Development Bank
7.625% due 10/01/2002		4,800	4,800
6.500% due 11/15/2002		2,000	2,011
5.878% due 06/16/2003 (a)		3,000	3,060
6.625% due 11/21/2003		55	58
7.125% due 04/22/2004 (a)		550	588
7.375% due 09/17/2004		385	423
5.250% due 11/16/2006		2,000	2,129
Republic of Korea (KR)
8.875% due 04/15/2008		10,075	12,558
Republic of Korea (US)
8.875% due 04/15/2008 (b)		7,925	9,966

Total South Korea (Cost $98,504)			107,078

TUNISIA (c)(d) 4.5%
Banque Centrale De Tunisie
7.500% due 08/06/2009 (c)(d)	EC	6,500	6,713
7.375% due 04/25/2012		$31,785	31,706
8.250% due 09/19/2027		4,750	4,619

Total Tunisia (Cost $41,181)			43,038

UKRAINE 0.0%
Republic of Ukraine
11.000% due 03/15/2007		$17	18

Total Ukraine (Cost $17)			18

URUGUAY 0.0%
Banco Central Del Uruguay
3.000% due 02/19/2006		$103	61

Total Uruguay (Cost $99)			61

VENEZUELA 0.0%
Republic of Venezuela Oil Linked Payment Obligation
0.000% due 04/15/2020 (a)		$8	0

Total Venezuela (Cost $0)			0

SHORT-TERM INSTRUMENTS 28.1%
Commercial Paper 25.5%
Abbey National North America
1.750% due 12/12/2002		$17,200	17,141
BP Amoco Capital PLC
1.970% due 10/01/2002		28,000	28,000
Federal Home Loan Bank
1.680% due 10/28/2002		25,000	24,969
1.725% due 10/30/2002		2,200	2,197
Freddie Mac
1.650% due 10/18/2002		1,000	999
1.710% due 10/31/2002		35,000	34,950
Shell Finance (UK) PLC
1.700% due 11/14/2002		19,000	18,961
1.700% due 11/19/2002		8,000	7,982
1.700% due 11/20/2002		17,000	16,960
TotalFinaElf SA
1.770% due 10/24/2002		17,000	16,981
1.750% due 10/31/2002		28,000	27,959
UBS AG
1.970% due 10/01/2002		48,000	48,000

			245,099

64	Semi-Annual Report I 9.30.02 I See accompanying notes

Schedule of Investments (Cont.)
Emerging Markets Portfolio
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

Repurchase Agreement 0.5%
State Street Bank
1.550% due 10/01/2002	$4,970	$4,970

(Dated 09/30/2002. Collateralized by Federal Home Loan Bank 3.550% due 11/26/2004 valued at $5,073. Repurchase proceeds are $4,970.)
U.S. Treasury Bills 2.1%
1.605% due 11/14/2002-11/29/2002 (e)	19,750	19,703

Total Short-Term Instruments (Cost $269,773)		269,772

Total Investments 132.2% (Cost $1,311,091)		$1,271,083
Other Assets and Liabilities (Net) (32.2%)		(309,785)

Net Assets 100.0%		$961,298

Notes to Schedule of Investments (amounts in thousands):

(a)	Variable rate security. The rate listed is as of September 30, 2002.

(b)	Subject to financing transaction.

(c)	Foreign forward currency contracts outstanding at September 30, 2002:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation

Buy	EC	2,850	11/2002	$22

(d)	Principal amount denoted in indicated currency:

EC—Euro

(e)	Securities are grouped by coupon or range of coupons and represent a range of maturities.

(f)	Swap agreements outstanding at September 30, 2002:

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 0.700% and the Fund will pay to the counterparty at par in the event of default of United Mexican States 8.500% due 02/01/2006.
Broker: Merrill Lynch Exp. 11/08/2002 $	7,000	$1

Receive a fixed rate equal to 9.050% and the Fund will pay to the counterparty at par in the event of default of Federative Republic of Brazil 8.000% due 04/15/2014.
Broker: Goldman Sachs Exp. 09/27/2003	10,000	(2,871)

Receive a fixed rate equal to 1.150% and the Fund will pay to the counterparty at par in the event of default of United Mexican States 9.750% due 04/06/2006.
Broker: J.P. Morgan Chase & Co. Exp. 12/14/2002	5,000	9

Receive a fixed rate equal to 1.160% and the Fund will pay to the counterparty at par in the event of default of United Mexican States 9.750% due 04/06/2005.
Broker: J.P. Morgan Chase & Co. Exp. 12/17/2002	6,500	3

Receive a fixed rate equal to 1.500% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 8.875% due 09/30/2027.
Broker: Credit Suisse First Boston Exp. 03/08/2003	9,500	5

Receive a fixed rate equal to 8.250% and the Fund will pay to the counterparty at par in the event of default of Federative Republic of Brazil 10.125% due 05/15/2027.
Broker: Credit Suisse First Boston Exp. 03/11/2009	30,000	(15,248)

Receive a fixed rate equal to 1.250% and the Fund will pay to the counterparty at par in the event of default of Federative Republic of Brazil 8.000% due 04/15/2014.
Broker: J.P. Morgan Chase & Co. Exp. 10/23/2002	6,000	(188)

Receive a fixed rate equal to 1.500% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Broker: Credit Suisse First Boston Exp. 04/24/2003	2,500	(13)

Receive a fixed rate equal to 1.900% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Broker: J.P. Morgan Chase & Co. Exp. 05/01/2003	3,000	(46)

Receive a fixed rate equal to 7.850% and the Fund will pay
to the counterparty at par in the event of default of
Federative Republic of Brazil floating rate based on 6-month
LIBOR plus 0.813% due 04/15/2006.

Broker: Goldman Sachs Exp. 05/09/2004	7,000	(2,713)

Receive a fixed rate equal to 1.750% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Broker: J.P. Morgan Chase & Co. Exp. 05/24/2003	5,000	(88)

Receive a fixed rate equal to 0.800% and the Fund will pay to the counterparty at par in the event of default of Republic of South Africa 9.125% due 05/19/2009.
Broker: J.P. Morgan Chase & Co. Exp. 05/24/2003	10,000	(14)

Receive a fixed rate equal to 1.200% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 9.625% due 02/08/2011.
Broker: J.P. Morgan Chase & Co. Exp. 05/24/2003	7,000	(29)

Receive a fixed rate equal to 1.570% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Broker: Goldman Sachs Exp. 05/29/2003	3,500	(9)

See accompanying notes I 9.30.02 I	65

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 1.570% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Broker: Morgan Stanley Exp. 06/03/2003 $	$5,000	$1
Pay a fixed rate equal to 0.880% and the Fund will receive from the counterparty at par in the event of default of Republic of Bulgaria 2.688% due 07/28/2011.
Broker: Goldman Sachs Exp. 04/15/2003	1,000	1
Receive a fixed rate equal to 1.300% and the Fund will pay to the counterparty at par in the event of default of Republic of Panaman 5.000% due 07/17/2014.
Broker: Goldman Sachs Exp. 04/15/2003	600	5
Receive a fixed rate equal to 1.450% and the Fund will pay to the counterparty at par in the event of default of Republic of Bulgaria 2.688% due 07/28/2011.
Broker: Goldman Sachs Exp. 04/15/2004	1,000	7

		$(21,187)

66	Semi-Annual Report I 9.30.02 I See accompanying notes

Schedule of Investments
Municipal Sector Portfolio
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)
MUNICIPAL BONDS & NOTES 88.9%
Alaska 1.5%
Northern Tobacco Securitization Bonds, Series 2000
6.500% due 06/01/2031	$1,500	$1,556

California 5.2%
California Statewide Communities Development Authority Revenue Bonds, (CA Mortgage Insured), Series 2001
5.000% due 10/01/2018	1,500	1,586
East Bay, California Municipal Utility District Water System Revenue Bonds, (MBIA Insured), Series 1993
5.200% due 06/01/2008	2,700	2,824
9.070% due 06/01/2013 (a)	1,000	1,081

		5,491

Connecticut 1.0%
Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2001
5.125% due 07/01/2027	1,000	1,041

Illinois 8.8%
Chicago, Illinois General Obligation Bonds, (MBIA Insured), Series 2001
0.000% due 01/01/2007 (b)	5,965	4,177
Chicago, Illinois Housing Authority Revenue Bonds, Series 2001
5.375% due 07/01/2016	1,410	1,517
Metropolitan Pier & Exposition Authority III Dedicated State Tax Revenue Bonds, (MBIA Insured),
Series 2002
5.000% due 12/15/2028	2,000	2,070
Palatine, Illinois Tax Increment Revenue Bonds, (AMBAC Insured), Series 1998
5.250% due 01/01/2017	1,500	1,597

		9,361

Indiana 1.9%
Merrillville, Indiana Multi School Building Corporation Revenue Bonds, (MBIA Insured), Series 2001
5.000% due 01/05/2021	2,000	2,067

Iowa 0.5%
Iowa State General Obligation Bond, Series 2002
5.000% due 06/01/2020	500	527

Kentucky 4.1%
Kentucky State Turnpike Authority Economic Development Road Revenue Bonds, Series 1993
9.320% due 06/06/2012 (a)	4,000	4,385

Louisiana 6.6%
Louisiana Tobacco Settlement Financing Corporate Revenue Bonds, Series 2001
5.780% due 05/15/2039 (a)	6,800	6,069
5.875% due 05/15/2039	1,000	946

		7,015

Massachusetts 3.5%
Massachusetts Bay Transition Authority Revenue Bonds, (Gov. of Authority Insured), Series 2000
8.530% due 03/01/2028 (a)	500	524
Massachusetts State Development Financial Agency Revenue Bonds, (GNMA Insured), Series 2000
9.000% due 06/20/2031	375	437
Massachusetts State Individual Financing Agency Revenue Bonds, (Gov. of Institution Insured),
Series 1998
5.000% due 03/01/2028	1,000	1,022
Massachusetts State Water Residential Authority Revenue Bonds, (MBIA Insured), Series 1995
4.750% due 12/01/2021	700	711
Massachusetts State Water Resource Authority Revenue Bonds, (MBIA Insured), Series 2002
5.125% due 08/01/2027	1,000	1,041

		3,735

Nevada 4.2%
Nevada State General Obligation Bonds, (FGIC Insured), Series 1998
5.000% due 05/15/2028	4,325	4,431

New Hampshire 2.1%
New Hampshire Health & Educational Facilities Authority Revenue Bonds, (AMBAC Insured), Series 2002
5.375% due 07/01/2020	2,000	2,193

New Jersey 2.8%
New Jersey Economic Development Authority Revenue Bonds, (GTY AGMT Insured), Series 1998
6.000% due 11/01/2028	2,980	3,027

New York 10.1%
New York City, New York General Obligation Bonds, (MBIA Insured), Series 2001
8.119% due 05/15/2029 (a)(c)	5,915	6,360
New York City, New York Transitional Financial Authority Revenue Bonds, Series 2000
7.670% due 11/01/2024 (a)	1,000	1,141
New York State Dormitory Authority Revenue Bonds, (MBIA Insured), Series 2000
7.910% due 08/15/2022	750	768
New York State Dormitory Authority Revenue Bonds, (MBIA-IBC Insured), Series 2000
9.440% due 07/01/2025 (a)	1,500	1,687
New York State Thruway Authority General Revenue Bonds, (Gov. of Authority Insured), Series 2000
8.540% due 01/01/2025 (a)	700	738

		10,694

North Carolina 4.5%
North Carolina State General Obligation Bonds, Series 2001
8.610% due 09/01/2017	4,000	4,800

North Dakota 2.6%
North Dakota State Building Authority Lease Revenue Bonds, (MBIA Insured), Series 2002
4.300% due 12/01/2014	1,315	1,374
4.400% due 12/01/2015	1,335	1,388

		2,762

See accompanying notes I 9.30.02 I	67

Schedule of Investments (Cont.)
Municipal Sector Portfolio
September 30, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

Pennsylvania 8.3%
Pennsylvania State General Obligation Bonds, Series 2001
7.670% due 12/01/2017 (a)	$6,750	$7,785
Pittsburgh, Pennsylvania Water & Sewer System Authority Revenue Bonds, (FSA Insured), Series 2000
8.240% due 09/01/2021 (a)	1,000	1,082

		8,867

Puerto Rico 0.7%
Childrens Trust Fund Tobacco Settlement Revenue Bonds, Series 2000
6.000% due 07/01/2026	700	741
Rhode Island 3.3%
Rhode Island Tobacco Settlement Financing Corporate Revenue Bonds, Series 2002
6.250% due 06/01/2042	3,500	3,464
South Carolina 2.0%
South Carolina State Public Service Authority Revenue Bonds, Series 1993
9.138% due 06/28/2013 (a)	2,000	2,127
Texas 5.8%
Arlington, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2000
7.940% due 02/15/2024 (a)	750	779
Houston, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2001
7.880% due 02/15/2026 (a)	750	753
Lower Colorado River, Texas Authority Revenue Bonds, (FSA Insured), Series 2001
5.000% due 05/15/2026	1,000	1,023
Pasadena, Texas General Obligation Bonds, (FGIC Insured), Series 2002
5.125% due 04/01/2024	1,755	1,814
Peaster, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2002
5.000% due 08/15/2031	720	736
San Antonio, Texas Water Revenue Bonds, (FSA Insured), Series 2002
5.000% due 05/15/2032	1,000	1,022

		6,127

Washington 1.0%
Port of Seattle, Washington Revenue Bonds, (MBIA Insured), Series 2000
5.625% due 02/01/2024	1,000	1,070

Washington, D.C. 1.9%
Metropolitan Washington D.C. Airport Systems Authority Revenue Bonds, Series 2002
5.250% due 10/01/2032	2,000	2,076

Wisconsin 6.5%
Badger Tobacco Asset Securitization Corporation Revenue Bonds, Series 2002
6.125% due 06/01/2027	4,300	4,313
Wisconsin Housing & Economic Development Authority Revenue Bonds, (MBIA Insured), Series 2002
4.600% due 05/01/2011	1,150	1,209
4.700% due 11/01/2012	1,360	1,431

		6,953

Total Municipal Bonds & Notes
(Cost $89,956)		94,510

U.S. TREASURY OBLIGATIONS 0.5%
Treasury Inflation Protected Securities (d)
3.375% due 01/15/2007	455	495
Total U.S. Treasury Obligations
(Cost $ 461)		495

SHORT-TERM INSTRUMENTS 2.8%
Commercial Paper 0.2%
Fannie Mae
2.100% due 11/29/2002	215	214

Money Market Fund 1.5%
SSgA Tax Free Money Market
1.250% due 10/01/2002	1,562	1,562

U.S. Treasury Bills 1.1%
1.619% due 11/14/2002-11/29/2002 (e)	1,210	1,208

Total Short-Term Instruments		2,984
(Cost $ 2,984)
Total Investments 92.2%		$97,989
(Cost $ 93,401)
Other Assets and Liabilities (Net) 7.8%		8,298

Net Assets 100.0%		$106,287

Notes to Schedule of Investments (amounts in thousands):

(a)	Variable rate security. The rate listed is as of September 30, 2002.
(b)	Security becomes interest bearing at a future date.
(c)	Restricted security.
(d)	Principal amount of security is adjusted for inflation.
(e)	Securities are grouped by coupon or range of coupons and represent a range of maturities.

68	Semi-Annual Report I 9.30.02 I See accompanying notes

Notes to Financial Statements
September 30, 2002 (Unaudited)

1. Organization
PIMCO Portfolios: Pacific Investment Management Series (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company. The Trust currently consists of 48 separate investment funds (the “Funds”). The Short-Term, U.S. Government Sector, Investment Grade Corporate, High Yield, Mortgage, Asset-Backed Securities, Real Return, International, Emerging Markets and Municipal Sector Portfolios (the “Portfolios”) are a series of the Trust. The following is a summary of significant accounting policies followed in the preparation of the Portfolios’ financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Portfolios may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Effective April 1, 2001, the accounting method relating to the amortization of premiums and discounts changed to the interest method, which did not materially affect the Portfolios’ financial statements.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, of each Portfolio, are declared and distributed to shareholders quarterly. Net realized capital gains earned by a Portfolio, if any, will be distributed no less frequently than once each year.
Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.
Distributions reflected as a tax basis return of capital in the accompanying Statements of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividends and distributions.

Foreign Currency. The accounting records of the Portfolios are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Federal Income Taxes. Each Portfolio intends to qualify as a regulated investment company and distribute all of its taxable

9.30.02 I Semi-Annual Report	69

Notes to Financial Statements (Cont.)
September 30, 2002 (Unaudited)

income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Financing Transactions. Certain Portfolios may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income in the Statements of Operations. If the counterparty to whom the Portfolio sells the security becomes insolvent, a Portfolio’s right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by a Portfolio with the proceeds of a financing transaction may not exceed transaction costs. The Portfolio will segregate assets determined to be liquid by PIMCO or otherwise cover its obligations under financing transactions.

Futures Contracts. Certain Portfolios are authorized to enter into futures contracts. A Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are imperfect correlation between the change in market value of the securities held by a Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolios may be required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolios. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statements of Assets and Liabilities.

Options Contracts. Certain Portfolios may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.
Certain Portfolios may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Forward Currency Transactions. Certain Portfolios may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Portfolio’s portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Swaps. Certain Portfolios may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for

70	Semi-Annual Report I 9.30.02

fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net payments of interest on interest rate swap agreements are included as part of interest income. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

Loan Agreements. Certain Portfolios may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower on the loan.

Short Sales. Certain Portfolios have entered into short sales transactions during the fiscal year. A short sale is a transaction in which a Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

Stripped Mortgage-Backed Securities (SMBS). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, a Portfolio may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

Delayed-Delivery Transactions. Certain Portfolios may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by a Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, a Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security. Forward sales commitments are accounted for by the Portfolio in the same manner as forward currency contracts discussed above.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond

9.30.02 I Semi-Annual Report	71

Notes to Financial Statements (Cont.)
September 30, 2002 (Unaudited)

will be considered interest income, even though investors do not receive their principal until maturity.

Repurchase Agreements. Each Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

Reverse Repurchase Agreements. Certain Portfolios are authorized to enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by PIMCO or otherwise cover its obligations under reverse repurchase agreements.

Restricted Securities. Certain Portfolios are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO) is a majority-owned subsidiary of Allianz Dresdner Asset Management of America L.P. (formerly PIMCO Advisors L.P.) and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Portfolio at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.02% for all Portfolios.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives from each Portfolio a monthly administrative fee based on each Portfolio’s average daily net assets. The Administration Fee is charged at the annual rate of 0.10% for the International and Emerging Markets Portfolios; and 0.03% for all other Portfolios.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual Portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above. PIMCO has agreed to waive a portion of the Portfolio’s administrative fees to the extent that the payment of each Portfolio’s pro rata share of Trustee fees and organizational expenses cause the actual expense ratios to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points (calculated as a percentage of each Portfolio’s average daily net assets).
PIMCO may be reimbursed for these waived amounts in future periods. Each unaffiliated Trustee receives an annual retainer of $60,000, plus $3,000 for each Board of Trustees meeting attended in person and $500 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, each committee chair receives an annual retainer of $1,500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

Distributor. PIMCO Advisors Distributors LLC (“PFD”), is an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as the distributor of the Trust’s shares.

72	Semi-Annual Report I 9.30.02

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2002, were as follows (amounts in thousands):

	U.S Government/Agency		All Other
	Purchases	Sales	Purchases	Sales

Short-Term Portfolio	$451,323	$334,034	$873,670	$90,756
U.S. Government Sector Portfolio	3,934,910	2,774,225	276,776	166,482
Investment Grade Corporate Portfolio	3,788,093	3,174,024	3,284,497	2,242,107
High Yield Portfolio	0	0	198.471	393,617
Mortgage Portfolio	38,551,115	34,144,545	2,677,216	633,587
Asset-Backed Securities Portfolio	229,364	173,467	197,724	17,045
Real Return Portfolio	665,310	534,436	5,945	34,217
International Portfolio	3,628,299	3,718,226	6,113,653	1,309,056
Emerging Markets Portfolio	0	0	1,346,870	1,279,935
Municipal Sector Portfolio	33,814	46,869	510,065	571,110

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

	Short-Term Portfolio	U.S. Government Sector Portfolio	Investment Grade Corporate Portfolio	High Yield Portfolio	Mortgage Portfolio	Asset Backed Securities Portfolio	International Portfolio
	Premium

Balance at 03/30/2002	$101	$1,067	$358	$0	$5,573	$0	$29,174
Sales	17,219	56,739	0	301	1,165	577	0
Closing Buys	(5,728)	(19,485)	0	0	(2,240)	(11)	(22,800)
Expirations	0	(8,340)	(358)	0	(4,498)	0	(297)
Exercised	0	0	0	0	0	0	0

Balance at 09/30/2002	$11,592	$29,981	$0	$301	$0	$566	$6,077

6. Federal Income Tax Matters

At September 30, 2002, the net unrealized appreciation (depreciation) of investments securities for federal income tax purposes were as follows (amounts in thousands):

	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)

Short-Term Portfolio	$3,588	$(6,139)	$(2,551)
U.S. Government Sector Portfolio	91,679	(1,691)	89,988
Investment Grade Corporate Portfolio	133,206	(566,109)	(432,903)
High Yield Portfolio	1,420	(30,875)	(29,455)
Mortgage Portfolio	409,677	(35,753)	373,924
Asset-Backed Securities Portfolio	6,098	(2,082)	4,016
Real Return Portfolio	13,398	(95)	13,303
International Portfolio	718,523	(11,381)	707,142
Emerging Markets Portfolio	34,413	(74,421)	(40,008)
Municipal Sector Portfolio	5,165	(577)	4,588

9.30.02 I Semi-Annual Report	73

Notes to Financial Statements (Cont.)
September 30, 2001 (Unaudited)

7. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Short Term Portfolio				U.S. Government Sector Portfolio				Investment Grade Corporate Portfolio
	Period Ended 09/30/2002		Year Ended 03/31/2002		Period Ended 09/30/2002		Year Ended 03/31/2002		Period Ended 09/30/2002		Year Ended 03/31/2002
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	248,494	$2,431,667	8,046	$80,369	318,678	$3,437,599	155,341	$1,743,762	170,788	$1,789,074	432,119	$4,705,492
Issued as reinvestment of distributions	1,182	11,571	1,069	10,558	2,208	24,150	14,036	145,162	16,583	172,894	13,626	145,718
Cost of shares redeemed	(128,570)	(1,258,461)	(16,100)	(164,533)	(63,489)	(667,284)	(224,663)	(2,503,121)	(167,709)	(1,697,907)	(71,996)	(776,729)

Net increase (decrease) resulting from Portfolio share transactions	121,106	$1,184,777	(6,985)	$(73,606)	257,397	$2,794,465	(55,286)	$(614,197)	19,662	$264,061	373,749	$4,074,481

	High Yield Portfolio				Mortgage Portfolio				Asset-Backed Securities Portfolio
	Period Ended 09/30/2002		Year Ended 03/31/2002		Period Ended 09/30/2002		Year Ended 03/31/2002		Period Ended 09/30/2002		Year Ended 03/31/2002
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	12,548	$94,967	36,867	$310,630	567,927	$6,305,240	568,848	$6,256,550	20,612	$228,226	5,091	$56,039
Issued as reinvestment of distributions	1,564	11,721	3,342	27,926	12,989	145,093	39,907	433,828	348	3,906	609	6,560
Cost of shares redeemed	(38,416)	(294,233)	(13,798)	(121,158)	(297,227)	(3,281,531)	(434,651)	(4,786,643)	(6,149)	(68,279)	(1,523)	(16,570)

Net increase (decrease) resulting from Portfolio share transactions	(24,304)	$(187,545)	26,411	$217,398	283,689	$3,168,802	174,104	$1,903,735	14,811	$163,853	4,177	$46,029

	Real Return Portfolio				International Portfolio				Emerging Markets Portfolio
	Period Ended 09/30/2002		Year Ended 03/31/2002		Period Ended 09/30/2002		Year Ended 03/31/2002		Period Ended 09/30/2002		Year Ended 03/31/2002
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	35,748	$383,898	28,328	$311,326	198,448	$1,317,498	338,787	$2,368,807	16,130	$170,330	79,028	$849,065
Issued as reinvestment of distributions	428	4,584	2,079	21,980	7,814	51,644	32,651	220,149	3,223	33,344	3,041	31,778
Cost of shares redeemed	(23,364)	(252,375)	(40,500)	(438,740)	(72,333)	(482,624)	(603,222)	(4,319,543)	(16,632)	(171,606)	(18,545)	(193,088)

Net increase (decrease) resulting from Portfolio share transactions	12,812	$136,107	(10,093)	$(105,434)	133,929	$886,518	(231,784)	$(1,730,587)	2,721	$32,068	63,524	$687,755

	Municipal Sector Portfolio
	Period Ended 09/30/2002		Year Ended 03/31/2002
	Shares	Amount	Shares	Amount
Receipts for shares sold	25,026	$269,073	11,736	$127,962
Issued as reinvestment of distributions	433	4,622	665	7,102
Cost of shares redeemed	(29,283)	(317,247)	(5,043)	(55,466)

Net increase (decrease) resulting from Portfolio share transactions	(3,824)	$(43,552)	7,358	$79,598

74	Semi-Annual Report I 9.30.02

Pacific Investment Management Company LLC (PIMCO) is responsible for the management and administration of the PIMCO Funds: Pacific Investment Management Series. Founded in 1971, PIMCO currently manages assets in excess of $301 billion on behalf of mutual fund and institutional clients located around the world. Renowned for its fixed income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United States and the world.

Trustees and Officers
Brent R. Harris Chairman and Trustee
R. Wesley Burns President and Trustee
Guilford C. Babcock Trustee
E. Philip Cannon Trustee
Vern O. Curtis Trustee
J. Michael Hagan Trustee
Thomas P. Kemp Trustee
William J. Popejoy Trustee
Garlin G. Flynn Secretary
John P. Hardaway Treasurer

Investment Adviser and Administrator
Pacific Investment Management Company LLC
840 Newport Center Drive, Suite 300
Newport Beach, CA 92660

Custodian
State Street Bank & Trust Company
801 Pennsylvania
Kansas City, MO 64105

Transfer Agent
National Financial Data Services
330 W. 9th Street, 4th Floor
Kansas City, MO 64105

Counsel
Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006-2401

Independent Accountants
PricewaterhouseCoopers LLP
1055 Broadway
Kansas City, MO 64105

P I M C O
F U N D S

All Funds distributed by PIMCO ADVISORS DISTRIBUTORS LLC, member NASD
840 NEWPORT CENTER DRIVE
NEWPORT BEACH, CA 92660

The Portfolios issue shares only in private placement transactions in accordance with Regulation D or other applicable exemptions under the Securities Act of 1933, as amended (the “Securities Act”). The enclosed Semi-Annual Report is not an offer to sell, or a solicitation of any offer to buy, any security to the public within the meaning of the Securities Act.

This report is submitted for the general information of the shareholders of the PIMCO Funds: Private Account Portfolio Series. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective offering memorandum for the PIMCO Funds: Private Account Portfolio Series, which contains information covering its investment policies as well as other pertinent information.